UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

BRIGHTHOUSE FUNDS TRUST I

(Exact name of registrant as specified in charter)

One Financial Center Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor -------------------------- c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian McCabe, Esq. ------------------------------------- Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code:  980-949-5130

Date of fiscal year end:  December 31

Date of reporting period: January 1, 2018 through June 30, 2018

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by Alliance Bernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class B shares of the AB Global Dynamic Allocation Portfolio returned -1.93%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.46%.

MARKET ENVIRONMENT / CONDITIONS

Global equities had mixed performance during the six-month period ended June 30, 2018. U.S. stocks advanced, while non-U.S. and emerging market stocks declined. Stocks in the U.S. rallied to all-time highs at the very beginning of the period, as corporate tax reform helped boost investor sentiment. However, increasing inflation concerns and rising interest rates soon weighed on performance. While generally robust corporate earnings mitigated some downward pressure, worsening trade war fears and political turmoil in Europe dragged on returns toward the end of the period. The strengthening U.S. dollar and investors’ decreased risk appetite caused emerging market equities to significantly underperform developed markets.

Fixed income markets were also volatile, with emerging market debt sectors underperforming other fixed income sectors. Global high yield and investment grade corporates suffered amid subdued appetite for risk, while developed market treasuries rallied. Local currency emerging market government bonds also declined. Developed market yields generally either rose across the curve (particularly in Italy and the U.S.) or flattened, as shorter maturities rose while longer maturities moved lower. The U.S. Federal Reserve raised interest rates twice and began to formally reduce its balance sheet, as widely expected, but in June signaled more rate increases than previously expected for the rest of this year. The European Central Bank started to scale back asset purchases but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest. The Bank of Japan maintained its easy policy stance.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio’s objective is to provide long-term growth by participating in up-markets and by mitigating the downside. We aim to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, we intended to capture potential return opportunities and manage risk. The strategic asset allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges including real estate and 40% invested in a mix of global sovereign and high-quality corporate bonds.

The AB Global Dynamic Allocation Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the six-month period ending on June 30, 2018. During this period, the Portfolio’s relative underweights to U.S. mid and small cap equities, and relative overweights to foreign stocks and U.S. government bonds were the main detractors from performance. Regional selection within our allocation to foreign equities, as well as our allocation to real assets also hurt. The Portfolio’s overweight to U.S. large cap equities, underweight to emerging market equities, and currency management contributed to performance over the period. Our underweight to U.S. corporate investment grade bonds and mortgage securities, combined with regional selection within foreign bonds also helped.

At the beginning of the year, the Portfolio held an overweight to risk assets with global equity holdings more than the level indicated by our strategic asset allocation. This overweight was characterized by a regional bias towards foreign developed large cap and emerging market stocks due to accommodative global monetary policies, a solid economic outlook, and strong corporate balance sheets. However, when volatility returned to the markets in early February, the Portfolio decreased that overweight and ended the first quarter neutral to equities relative to its strategic asset allocation. The Portfolio was overweight to Japan and Europe and underweight to the U.S. due to cheaper valuations and looser monetary conditions in the former regions. In fixed income, the Portfolio increased diversification with modest allocations to foreign debt. Over the first quarter, the Portfolio moved from an underweight at the beginning of the year to neutral as rising yields and negative correlations made bonds more attractive. In currency management, the Portfolio moved to a tilt towards the U.S. dollar and Japanese yen as defensive measures.

During the second quarter of the year, the Portfolio diversified its exposure to risk assets by initiating a positioning in emerging market credit. Although the team saw support for risk assets in the breadth of economic growth, upward earnings revisions, and a reduction in market risk, the team remained concerned that escalating trade rhetoric could put downward pressure on the global economy. As a result, the Portfolio largely maintained its neutral allocation to risk assets. The Portfolio continues to favor non-U.S. equity in the Euro area, Japan, and the U.K. compared to U.S. equity. Over the second quarter, the Portfolio added to its exposures to real assets by initiating a position in commodities and commodity-producing equities. These assets tend to do well later in the economic cycle when inflationary pressures rise as labor markets tighten and capacity constraints begin to bind. Recent supply and demand dynamics for commodities have also improved. The Portfolio maintained its allocation to fixed income over the quarter. Compared to the Dow Jones Moderate Index, the six-month period was the most challenging for the strategy primarily driven by a structural underweight to U.S. mid and small cap equities, which posted strong returns.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange-traded funds, interest rate swaps, and total return swaps for both hedging and investment purposes. Interest rate options were used for hedging purposes. The Portfolio utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit, and currency risk to hedge positions and to provide efficient exposure. All derivatives performed in line with the manager’s expectations over the period.

BHFTI-1

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by Alliance Bernstein L.P.

Portfolio Manager Commentary*—(Continued)

We ended the period with a neutral but more diversified allocation to risk assets. At period end, the Portfolio held emerging market credit along with overweights to the Euro area, Japan, and the U.K. and an underweight to U.S. large cap stocks. The Portfolio diversified its exposure to real assets with allocations to commodities and commodity-producing equities and moved to an underweight to Real Estate Investment Trusts due to stretched valuations. The Portfolio finished the period with near-normal allocations to fixed income and remains tilted towards the U.S. dollar and Japanese yen for defensive purposes.

Daniel Loewy

Brian Brugman

Portfolio Managers

Alliance Bernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
AB Global Dynamic Allocation Portfolio
Class B	-1.93	3.95	6.24	5.81
Dow Jones Moderate Index	0.46	7.83	7.33	6.41

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

Portfolio Composition as of June 30, 2018

Top Equity Sectors

% of Net Assets
Financials	13.5
Information Technology	9.8
Consumer Discretionary	7.6
Health Care	7.5
Industrials	7.2

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	20.8
Foreign Government	8.4

BHFTI-3

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class B (a)	Actual	0.88%	$1,000.00	$980.70	$4.32
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—63.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Airbus SE	59,031	$6,899,455
Arconic, Inc.	26,050	443,111
BAE Systems plc	323,833	2,763,478
Boeing Co. (The)	33,725	11,315,075
Dassault Aviation S.A.	254	483,324
Elbit Systems, Ltd.	2,409	283,719
General Dynamics Corp.	17,030	3,174,562
Harris Corp.	7,290	1,053,697
Huntington Ingalls Industries, Inc.	2,742	594,438
L3 Technologies, Inc.	4,885	939,483
Leonardo S.p.A.	40,734	402,201
Lockheed Martin Corp.	15,345	4,533,373
Meggitt plc	78,897	513,506
MTU Aero Engines AG	5,285	1,015,068
Northrop Grumman Corp.	10,725	3,300,082
Raytheon Co.	17,715	3,422,184
Rockwell Collins, Inc.	10,135	1,364,982
Rolls-Royce Holdings plc (a)	170,378	2,220,642
Safran S.A.	33,902	4,112,568
Singapore Technologies Engineering, Ltd.	157,100	378,525
Textron, Inc.	15,680	1,033,469
Thales S.A.	10,805	1,391,141
TransDigm Group, Inc.	3,002	1,036,110
United Technologies Corp.	45,825	5,729,500

		58,403,693

Air Freight & Logistics—0.3%
Bollore S.A.	88,108	409,504
C.H. Robinson Worldwide, Inc.	8,560	716,130
Deutsche Post AG	99,886	3,261,308
Expeditors International of Washington, Inc.	10,705	782,535
FedEx Corp.	15,110	3,430,877
Royal Mail plc	91,455	609,469
SG Holdings Co., Ltd.	9,761	213,976
United Parcel Service, Inc. - Class B	42,400	4,504,152
Yamato Holdings Co., Ltd.	31,350	923,074

		14,851,025

Airlines—0.2%
Alaska Air Group, Inc.	7,503	453,106
American Airlines Group, Inc.	25,621	972,573
ANA Holdings, Inc.	11,805	433,052
Delta Air Lines, Inc.	39,651	1,964,311
Deutsche Lufthansa AG	23,944	575,794
easyJet plc	16,211	356,732
International Consolidated Airlines Group S.A. - Class DI	62,434	547,668
Japan Airlines Co., Ltd.	11,880	420,995
Ryanair Holdings plc (ADR) (a)	2,174	248,336
Singapore Airlines, Ltd.	54,300	425,040
Southwest Airlines Co.	32,785	1,668,101
United Continental Holdings, Inc. (a)	14,491	1,010,457

		9,076,165

Auto Components—0.4%
Aisin Seiki Co., Ltd.	16,469	749,752

Auto Components—(Continued)
Aptiv plc	16,321	1,495,493
BorgWarner, Inc.	12,140	523,962
Bridgestone Corp.	61,908	2,418,837
Cie Generale des Etablissements Michelin	17,331	2,107,542
Continental AG	11,179	2,555,135
Denso Corp.	44,380	2,158,930
Faurecia S.A.	7,715	549,003
Goodyear Tire & Rubber Co. (The)	14,690	342,130
Koito Manufacturing Co., Ltd.	10,621	700,688
Minth Group, Ltd.	74,500	312,115
NGK Spark Plug Co., Ltd.	16,227	462,210
NOK Corp.	7,917	153,040
Nokian Renkaat Oyj	11,867	467,740
Pirelli & C S.p.A. (a)	40,646	339,005
Stanley Electric Co., Ltd.	13,414	456,158
Sumitomo Electric Industries, Ltd.	76,644	1,140,016
Sumitomo Rubber Industries, Ltd.	17,209	273,121
Toyoda Gosei Co., Ltd.	6,645	168,224
Toyota Industries Corp.	14,900	834,101
Valeo S.A.	24,353	1,329,259
Yokohama Rubber Co., Ltd. (The)	12,178	252,743

		19,789,204

Automobiles—1.1%
Bayerische Motoren Werke AG	33,646	3,051,796
Daimler AG	92,407	5,944,978
Ferrari NV	12,481	1,693,828
Fiat Chrysler Automobiles NV (a)	109,550	2,085,391
Ford Motor Co.	240,795	2,665,601
General Motors Co.	78,013	3,073,712
Harley-Davidson, Inc.	10,175	428,164
Honda Motor Co., Ltd.	165,665	4,857,704
Isuzu Motors, Ltd.	56,039	743,279
Mazda Motor Corp.	57,782	707,621
Mitsubishi Motors Corp.	67,499	537,406
Nissan Motor Co., Ltd.	235,893	2,292,279
Peugeot S.A.	59,765	1,362,837
Renault S.A. (b)	19,533	1,657,963
Subaru Corp.	62,529	1,819,146
Suzuki Motor Corp.	34,927	1,926,150
Toyota Motor Corp.	232,104	15,004,096
Volkswagen AG	3,299	545,606
Yamaha Motor Co., Ltd.	28,446	714,118

		51,111,675

Banks—5.3%
ABN AMRO Group NV	42,984	1,112,479
AIB Group plc	81,961	444,352
Aozora Bank, Ltd.	12,034	457,618
Australia & New Zealand Banking Group, Ltd.	296,987	6,233,796
Banco Bilbao Vizcaya Argentaria S.A.	677,570	4,785,657
Banco de Sabadell S.A.	571,795	954,139
Banco Espirito Santo S.A. (a) (c) (d) (e)	169,954	0
Banco Santander S.A. (b)	1,639,707	8,753,483
Bank Hapoalim B.M.	108,369	735,241
Bank Leumi Le-Israel B.M.	147,074	871,088

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Bank of America Corp.	580,108	$16,353,245
Bank of East Asia, Ltd. (The)	125,200	498,149
Bank of Ireland Group plc	98,279	766,040
Bank of Kyoto, Ltd. (The)	5,395	249,436
Bank of Queensland, Ltd.	39,239	295,631
Bankia S.A.	124,200	463,089
Bankinter S.A.	68,505	666,367
Barclays plc	1,733,968	4,323,751
BB&T Corp.	47,945	2,418,346
Bendigo & Adelaide Bank, Ltd.	48,686	392,927
BNP Paribas S.A.	114,215	7,079,563
BOC Hong Kong Holdings, Ltd.	376,000	1,762,924
CaixaBank S.A. (b)	364,689	1,575,369
Chiba Bank, Ltd. (The)	61,566	433,782
Citigroup, Inc.	156,871	10,497,807
Citizens Financial Group, Inc.	29,754	1,157,431
Comerica, Inc.	10,555	959,661
Commerzbank AG (a)	101,808	975,471
Commonwealth Bank of Australia	178,107	9,644,283
Concordia Financial Group, Ltd.	111,217	565,315
Credit Agricole S.A.	115,685	1,542,187
Danske Bank A/S	76,158	2,380,312
DBS Group Holdings, Ltd.	182,400	3,541,785
DNB ASA	99,308	1,937,059
Erste Group Bank AG (a)	30,573	1,274,523
Fifth Third Bancorp	42,135	1,209,274
Fukuoka Financial Group, Inc.	74,261	372,878
Hang Seng Bank, Ltd.	77,700	1,933,694
HSBC Holdings plc	2,033,467	19,067,189
Huntington Bancshares, Inc.	67,955	1,003,016
ING Groep NV	394,869	5,666,106
Intesa Sanpaolo S.p.A.	1,369,880	3,965,141
Intesa Sanpaolo S.p.A. - Risparmio Shares	94,011	284,297
Japan Post Bank Co., Ltd.	41,167	478,572
JPMorgan Chase & Co.	209,500	21,829,900
KBC Group NV	25,522	1,967,355
KeyCorp	65,320	1,276,353
Lloyds Banking Group plc	7,325,208	6,094,020
M&T Bank Corp.	8,995	1,530,499
Mebuki Financial Group, Inc.	83,868	281,327
Mediobanca S.p.A.	62,879	582,698
Mitsubishi UFJ Financial Group, Inc.	1,200,106	6,806,734
Mizrahi Tefahot Bank, Ltd.	14,287	262,931
Mizuho Financial Group, Inc.	2,451,019	4,123,787
National Australia Bank, Ltd.	276,322	5,624,634
Nordea Bank AB	308,658	2,969,704
Oversea-Chinese Banking Corp., Ltd.	319,600	2,721,706
People’s United Financial, Inc.	21,395	387,036
PNC Financial Services Group, Inc. (The)	28,935	3,909,118
Raiffeisen Bank International AG	15,054	461,132
Regions Financial Corp.	69,015	1,227,087
Resona Holdings, Inc.	212,552	1,135,724
Royal Bank of Scotland Group plc (a)	364,784	1,232,513
Seven Bank, Ltd.	60,539	185,127
Shinsei Bank, Ltd.	16,610	255,275
Shizuoka Bank, Ltd. (The)	45,889	411,869
Skandinaviska Enskilda Banken AB - Class A	165,383	1,570,243

Banks—(Continued)
Societe Generale S.A.	77,994	3,284,158
Standard Chartered plc	284,757	2,601,843
Sumitomo Mitsui Financial Group, Inc.	136,545	5,291,378
Sumitomo Mitsui Trust Holdings, Inc.	33,716	1,335,618
SunTrust Banks, Inc.	28,600	1,888,172
Suruga Bank, Ltd.	16,512	147,542
SVB Financial Group (a)	3,325	960,127
Svenska Handelsbanken AB - A Shares	155,183	1,722,510
Swedbank AB - A Shares	92,025	1,968,026
U.S. Bancorp	95,935	4,798,669
UniCredit S.p.A.	203,961	3,392,183
United Overseas Bank, Ltd.	135,900	2,676,415
Wells Fargo & Co. (f)	269,810	14,958,266
Westpac Banking Corp.	345,922	7,537,827
Yamaguchi Financial Group, Inc.	19,956	224,326
Zions Bancorp (b)	12,060	635,441

		250,351,746

Beverages—1.3%
Anheuser-Busch InBev S.A.	77,428	7,810,862
Asahi Group Holdings, Ltd.	36,856	1,885,874
Brown-Forman Corp. - Class B	16,017	784,993
Carlsberg A/S - Class B	10,871	1,279,999
Coca-Cola Amatil, Ltd.	51,499	350,435
Coca-Cola Bottlers Japan Holdings, Inc.	13,625	544,029
Coca-Cola Co. (The) (f)	235,610	10,333,855
Coca-Cola European Partners plc	22,150	900,176
Coca-Cola HBC AG (a)	20,530	685,674
Constellation Brands, Inc. - Class A	10,375	2,270,776
Davide Campari-Milano S.p.A.	58,457	480,421
Diageo plc	249,994	8,973,708
Heineken Holding NV	11,708	1,120,353
Heineken NV	26,340	2,640,877
Kirin Holdings Co., Ltd.	83,590	2,234,426
Molson Coors Brewing Co. - Class B (b)	11,305	769,192
Monster Beverage Corp. (a)	25,240	1,446,252
PepsiCo, Inc.	87,225	9,496,186
Pernod-Ricard S.A. (b)	21,578	3,521,852
Remy Cointreau S.A.	2,314	299,571
Suntory Beverage & Food, Ltd.	14,130	603,166
Treasury Wine Estates, Ltd.	72,741	939,438

		59,372,115

Biotechnology—1.0%
AbbVie, Inc.	93,183	8,633,405
Alexion Pharmaceuticals, Inc. (a)	13,700	1,700,855
Amgen, Inc.	40,969	7,562,468
Biogen, Inc. (a)	13,030	3,781,827
Celgene Corp. (a)	43,440	3,450,005
CSL, Ltd.	45,959	6,570,376
Genmab A/S (a)	6,225	960,105
Gilead Sciences, Inc.	79,943	5,663,162
Grifols S.A.	30,312	909,093
Incyte Corp. (a)	10,833	725,811
Regeneron Pharmaceuticals, Inc. (a)	4,741	1,635,598
Shire plc	92,476	5,200,633

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Vertex Pharmaceuticals, Inc. (a)	15,667	$2,662,763

		49,456,101

Building Products—0.3%
A.O. Smith Corp.	8,860	524,069
Allegion plc	5,801	448,765
Asahi Glass Co., Ltd.	19,119	743,544
Assa Abloy AB - Class B	101,851	2,167,605
Cie de St-Gobain	50,626	2,257,793
Daikin Industries, Ltd.	25,318	3,028,083
Fortune Brands Home & Security, Inc.	8,927	479,291
Geberit AG	3,765	1,617,461
Johnson Controls International plc	56,984	1,906,115
LIXIL Group Corp.	27,040	540,426
Masco Corp.	19,075	713,787
TOTO, Ltd.	14,388	664,779

		15,091,718

Capital Markets—1.7%
3i Group plc	98,862	1,174,562
Affiliated Managers Group, Inc.	3,305	491,354
Ameriprise Financial, Inc.	8,915	1,247,030
Amundi S.A.	6,153	425,498
ASX, Ltd.	19,673	941,120
Bank of New York Mellon Corp. (The)	62,185	3,353,637
BlackRock, Inc.	7,610	3,797,694
Cboe Global Markets, Inc.	6,917	719,852
Charles Schwab Corp. (The)	73,845	3,773,480
CME Group, Inc.	20,985	3,439,861
Credit Suisse Group AG (a)	259,734	3,897,966
Daiwa Securities Group, Inc.	164,051	951,844
Deutsche Bank AG	199,518	2,157,750
Deutsche Boerse AG	19,613	2,613,165
E*Trade Financial Corp. (a)	16,215	991,709
Franklin Resources, Inc.	19,541	626,289
Goldman Sachs Group, Inc. (The)	21,650	4,775,341
Hargreaves Lansdown plc	28,919	752,200
Hong Kong Exchanges and Clearing, Ltd.	119,700	3,586,632
Intercontinental Exchange, Inc.	35,580	2,616,909
Invesco, Ltd.	25,220	669,843
Investec plc	67,419	478,005
Japan Exchange Group, Inc.	51,777	961,536
Julius Baer Group, Ltd. (a)	22,743	1,336,087
London Stock Exchange Group plc	31,711	1,868,312
Macquarie Group, Ltd.	32,858	3,019,994
Moody’s Corp.	10,325	1,761,032
Morgan Stanley	83,860	3,974,964
MSCI, Inc.	5,490	908,211
Nasdaq, Inc.	7,170	654,406
Natixis S.A.	95,642	677,176
Nomura Holdings, Inc.	351,735	1,702,694
Northern Trust Corp.	12,990	1,336,541
Partners Group Holding AG	1,764	1,293,910
Raymond James Financial, Inc.	7,949	710,243
S&P Global, Inc.	15,515	3,163,353
SBI Holdings, Inc.	22,819	586,372

Capital Markets—(Continued)
Schroders plc	12,633	526,360
Singapore Exchange, Ltd.	80,900	424,959
St. James’s Place plc	53,763	813,899
State Street Corp.	22,490	2,093,594
T. Rowe Price Group, Inc.	14,890	1,728,580
UBS Group AG (a)	391,615	6,025,026

		79,048,990

Chemicals—1.7%
Air Liquide S.A.	43,538	5,467,727
Air Products & Chemicals, Inc.	13,545	2,109,363
Air Water, Inc.	15,260	279,780
Akzo Nobel NV	25,671	2,187,440
Albemarle Corp. (b)	6,788	640,312
Arkema S.A.	6,939	819,904
Asahi Kasei Corp.	128,276	1,628,169
BASF SE	93,333	8,922,186
CF Industries Holdings, Inc. (b)	14,300	634,920
Chr Hansen Holding A/S	10,049	927,161
Clariant AG (a)	20,238	484,602
Covestro AG	19,549	1,743,118
Croda International plc	13,352	845,919
Daicel Corp.	26,670	294,747
DowDuPont, Inc.	142,724	9,408,366
Eastman Chemical Co.	8,780	877,649
Ecolab, Inc.	15,945	2,237,562
EMS-Chemie Holding AG	832	534,090
Evonik Industries AG	16,574	567,378
FMC Corp.	8,240	735,090
Frutarom Industries, Ltd.	3,944	387,883
Givaudan S.A.	939	2,128,318
Hitachi Chemical Co., Ltd.	10,486	211,241
Incitec Pivot, Ltd.	169,813	458,016
International Flavors & Fragrances, Inc. (b)	4,885	605,545
Israel Chemicals, Ltd.	70,768	324,434
Johnson Matthey plc	19,667	938,013
JSR Corp.	19,612	332,898
K&S AG	19,452	480,054
Kaneka Corp.	24,896	222,899
Kansai Paint Co., Ltd.	18,007	373,386
Koninklijke DSM NV	18,436	1,851,209
Kuraray Co., Ltd.	32,454	446,404
LANXESS AG	8,836	688,594
Linde AG	19,158	4,005,125
LyondellBasell Industries NV - Class A	19,771	2,171,844
Mitsubishi Chemical Holdings Corp.	130,104	1,087,427
Mitsubishi Gas Chemical Co., Inc.	16,484	372,851
Mitsui Chemicals, Inc.	18,699	496,377
Mosaic Co. (The)	21,580	605,319
Nippon Paint Holdings Co., Ltd.	14,880	639,483
Nissan Chemical Industries, Ltd.	13,043	607,665
Nitto Denko Corp.	16,774	1,267,287
Novozymes A/S - B Shares	22,979	1,163,469
Orica, Ltd.	38,427	505,788
PPG Industries, Inc.	15,290	1,586,032
Praxair, Inc.	17,725	2,803,209

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Sherwin-Williams Co. (The)	5,060	$2,062,304
Shin-Etsu Chemical Co., Ltd.	37,323	3,310,918
Sika AG	13,140	1,810,780
Solvay S.A.	7,532	948,182
Sumitomo Chemical Co., Ltd.	151,399	856,828
Symrise AG	12,532	1,098,603
Taiyo Nippon Sanso Corp.	13,268	189,970
Teijin, Ltd.	18,104	331,750
Toray Industries, Inc.	140,918	1,109,290
Tosoh Corp.	26,427	408,961
Umicore S.A.	21,283	1,215,685
Yara International ASA	18,047	747,098

		82,196,622

Commercial Services & Supplies—0.3%
Babcock International Group plc	25,418	274,116
Brambles, Ltd.	161,688	1,064,089
Cintas Corp.	5,330	986,423
Copart, Inc. (a)	12,465	705,020
Dai Nippon Printing Co., Ltd.	24,711	552,358
Edenred	23,921	754,928
G4S plc	157,668	556,231
ISS A/S	16,981	583,173
Park24 Co., Ltd.	10,440	284,125
Republic Services, Inc.	13,685	935,507
Secom Co., Ltd.	21,336	1,636,501
Securitas AB - B Shares	31,824	523,349
Societe BIC S.A.	2,606	241,552
Sohgo Security Services Co., Ltd.	7,302	343,735
Stericycle, Inc. (a)	5,215	340,487
Toppan Printing Co., Ltd.	49,750	389,429
Waste Management, Inc.	24,435	1,987,543

		12,158,566

Communications Equipment—0.4%
Cisco Systems, Inc. (f)	289,300	12,448,579
F5 Networks, Inc. (a)	3,785	652,723
Juniper Networks, Inc.	21,420	587,336
Motorola Solutions, Inc.	10,000	1,163,700
Nokia Oyj	572,256	3,282,858
Telefonaktiebolaget LM Ericsson - B Shares	312,207	2,402,955

		20,538,151

Construction & Engineering—0.3%
ACS Actividades de Construccion y Servicios S.A.	25,180	1,018,531
Bouygues S.A.	22,252	957,926
CIMIC Group, Ltd.	9,954	311,389
Eiffage S.A. (144A)	7,967	866,053
Ferrovial S.A.	50,134	1,027,780
Fluor Corp.	8,595	419,264
HOCHTIEF AG	1,970	355,942
Jacobs Engineering Group, Inc.	7,350	466,652
JGC Corp.	21,101	424,630
Kajima Corp.	91,324	706,489
Obayashi Corp.	65,985	685,956

Construction & Engineering—(Continued)
Quanta Services, Inc. (a)	9,185	306,779
Shimizu Corp.	56,088	580,280
Skanska AB - B Shares	34,562	627,579
Taisei Corp.	21,677	1,194,321
Vinci S.A.	51,128	4,910,592

		14,860,163

Construction Materials—0.2%
Boral, Ltd.	119,128	574,872
CRH plc	85,249	3,012,825
Fletcher Building, Ltd.	86,597	407,347
HeidelbergCement AG	15,122	1,272,953
Imerys S.A.	3,663	295,124
James Hardie Industries plc	44,866	755,196
LafargeHolcim, Ltd. (a)	49,338	2,405,691
Martin Marietta Materials, Inc.	3,912	873,667
Taiheiyo Cement Corp.	12,295	404,114
Vulcan Materials Co.	8,150	1,051,839

		11,053,628

Consumer Finance—0.2%
Acom Co., Ltd.	39,346	151,138
AEON Financial Service Co., Ltd.	11,568	245,591
American Express Co.	43,880	4,300,240
Capital One Financial Corp.	29,865	2,744,593
Credit Saison Co., Ltd.	15,866	249,396
Discover Financial Services	21,485	1,512,759
Synchrony Financial	43,587	1,454,934

		10,658,651

Containers & Packaging—0.2%
Amcor, Ltd.	117,686	1,256,993
Avery Dennison Corp.	5,400	551,340
Ball Corp.	21,440	762,192
International Paper Co.	25,435	1,324,655
Packaging Corp. of America	5,799	648,270
Sealed Air Corp.	9,895	420,043
Smurfit Kappa Group plc	22,896	921,281
Toyo Seikan Group Holdings, Ltd.	15,491	271,857
WestRock Co.	15,695	894,929

		7,051,560

Distributors—0.0%
Genuine Parts Co.	9,015	827,487
Jardine Cycle & Carriage, Ltd.	10,100	235,405
LKQ Corp. (a)	19,032	607,121

		1,670,013

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	7,345	260,397
H&R Block, Inc.	12,855	292,837

		553,234

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—0.7%
AMP, Ltd.	296,566	$780,710
Berkshire Hathaway, Inc. - Class B (a) (f)	118,424	22,103,840
Challenger, Ltd.	55,841	490,966
Eurazeo S.A.	4,647	352,092
EXOR NV	11,021	741,432
Groupe Bruxelles Lambert S.A.	8,199	863,964
Industrivarden AB - C Shares	17,046	330,105
Investor AB - B Shares	46,285	1,882,918
Jefferies Financial Group, Inc.	18,575	422,395
Kinnevik AB - Class B	23,810	814,646
L E Lundbergforetagen AB - B Shares	7,709	236,629
Mitsubishi UFJ Lease & Finance Co., Ltd.	40,964	251,438
ORIX Corp.	134,585	2,125,574
Pargesa Holding S.A.	3,943	334,434
Standard Life Aberdeen plc	272,451	1,170,827
Tokyo Century Corp.	4,334	245,468
Wendel S.A.	2,832	389,741

		33,537,179

Diversified Telecommunication Services—1.2%
AT&T, Inc. (f)	446,741	14,344,854
Bezeq The Israeli Telecommunication Corp., Ltd.	210,765	237,431
BT Group plc	856,999	2,465,869
CenturyLink, Inc.	60,313	1,124,234
Deutsche Telekom AG (a)	338,691	5,256,252
Elisa Oyj	14,454	669,347
HKT Trust & HKT, Ltd.	381,000	487,750
Iliad S.A.	2,696	425,685
Koninklijke KPN NV	341,664	928,727
Nippon Telegraph & Telephone Corp.	70,300	3,194,390
Orange S.A.	202,730	3,391,190
PCCW, Ltd.	431,400	242,753
Proximus SADP	15,497	349,535
Singapore Telecommunications, Ltd.	68,200	153,959
Singapore Telecommunications, Ltd.	761,400	1,723,073
Spark New Zealand, Ltd.	184,684	466,221
Swisscom AG	2,632	1,176,615
Telecom Italia S.p.A. (a)	1,158,672	859,847
Telecom Italia S.p.A. - Risparmio Shares	606,698	395,344
Telefonica Deutschland Holding AG	74,559	293,849
Telefonica S.A.	474,848	4,047,344
Telenor ASA	76,287	1,563,582
Telia Co. AB	286,006	1,306,833
Telstra Corp., Ltd.	422,996	819,489
TPG Telecom, Ltd.	36,674	140,268
Verizon Communications, Inc. (f)	254,220	12,789,808

		58,854,249

Electric Utilities—1.1%
Alliant Energy Corp.	14,144	598,574
American Electric Power Co., Inc.	30,250	2,094,812
AusNet Services	183,639	218,903
Chubu Electric Power Co., Inc.	61,620	923,588
Chugoku Electric Power Co., Inc. (The)	28,245	365,035
CK Infrastructure Holdings, Ltd.	66,700	493,717
CLP Holdings, Ltd.	166,782	1,789,417

Electric Utilities—(Continued)
Duke Energy Corp.	43,115	3,409,534
Edison International	20,045	1,268,247
EDP - Energias de Portugal S.A.	260,096	1,031,493
Electricite de France S.A.	59,495	815,547
Endesa S.A.	32,276	711,356
Enel S.p.A.	826,486	4,578,841
Entergy Corp.	11,125	898,789
Evergy, Inc.	16,686	936,919
Eversource Energy	19,465	1,140,844
Exelon Corp.	59,324	2,527,202
FirstEnergy Corp.	27,525	988,423
Fortum Oyj	45,137	1,076,631
HK Electric Investments & HK Electric Investments, Ltd.	266,300	254,467
Iberdrola S.A.	588,823	4,548,240
Kansai Electric Power Co., Inc. (The)	71,543	1,041,910
Kyushu Electric Power Co., Inc.	38,548	431,005
NextEra Energy, Inc.	29,045	4,851,386
Orsted A/S	19,223	1,164,529
PG&E Corp.	31,745	1,351,067
Pinnacle West Capital Corp.	6,850	551,836
Power Assets Holdings, Ltd.	140,900	984,960
PPL Corp.	42,915	1,225,223
Red Electrica Corp. S.A. (b)	43,986	894,918
Southern Co. (The)	62,195	2,880,250
SSE plc	103,090	1,841,829
Terna Rete Elettrica Nazionale S.p.A.	142,974	771,493
Tohoku Electric Power Co., Inc.	43,436	530,400
Tokyo Electric Power Co. Holdings, Inc. (a)	146,970	684,041
Xcel Energy, Inc.	31,210	1,425,673

		51,301,099

Electrical Equipment—0.6%
ABB, Ltd.	187,273	4,086,421
AMETEK, Inc.	14,167	1,022,291
Eaton Corp. plc	26,838	2,005,872
Emerson Electric Co.	38,695	2,675,372
Fuji Electric Co., Ltd.	60,684	461,369
Legrand S.A.	27,033	1,980,008
Mabuchi Motor Co., Ltd.	4,980	236,585
Melrose Industries plc	487,522	1,368,095
Mitsubishi Electric Corp.	185,463	2,464,215
Nidec Corp.	22,723	3,404,402
OSRAM Licht AG	10,107	412,818
Prysmian S.p.A.	21,226	527,405
Rockwell Automation, Inc.	7,745	1,287,451
Schneider Electric SE	54,592	4,540,885
Siemens Gamesa Renewable Energy S.A. (b)	24,316	325,304
Vestas Wind Systems A/S	20,804	1,286,127

		28,084,620

Electronic Equipment, Instruments & Components—0.6%
Alps Electric Co., Ltd.	19,134	490,779
Amphenol Corp. - Class A	18,570	1,618,376
Corning, Inc.	51,040	1,404,110
FLIR Systems, Inc.	8,405	436,808
Hamamatsu Photonics KK	14,471	620,483

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Hexagon AB - B Shares	26,270	$1,463,146
Hirose Electric Co., Ltd.	3,262	403,922
Hitachi High-Technologies Corp.	7,044	286,999
Hitachi, Ltd.	491,162	3,459,773
Ingenico Group S.A.	6,026	540,810
IPG Photonics Corp. (a)	2,381	525,320
Keyence Corp.	9,886	5,575,570
Kyocera Corp.	32,617	1,832,670
Murata Manufacturing Co., Ltd.	18,314	3,074,567
Nippon Electric Glass Co., Ltd.	8,688	241,187
Omron Corp.	19,568	909,876
Shimadzu Corp.	22,564	680,307
TDK Corp.	13,169	1,342,833
TE Connectivity, Ltd.	21,500	1,936,290
Venture Corp., Ltd.	27,800	362,319
Yaskawa Electric Corp. (b)	24,391	860,001
Yokogawa Electric Corp.	23,255	413,089

		28,479,235

Energy Equipment & Services—0.3%
Baker Hughes a GE Co.	25,525	843,091
Halliburton Co.	53,850	2,426,481
Helmerich & Payne, Inc. (b)	6,605	421,135
John Wood Group plc	68,866	568,386
National Oilwell Varco, Inc. (b)	23,505	1,020,117
Schlumberger, Ltd.	85,137	5,706,733
TechnipFMC plc	26,636	845,426
Tenaris S.A.	47,985	875,060

		12,706,429

Equity Real Estate Investment Trusts—4.0%
Acadia Realty Trust	8,905	243,730
Activia Properties, Inc.	70	320,961
Advance Residence Investment Corp.	140	358,659
Aedifica S.A.	2,027	184,810
AEON REIT Investment Corp.	164	189,109
Agree Realty Corp.	3,350	176,780
Alexander’s, Inc.	234	89,535
Alexandria Real Estate Equities, Inc.	17,641	2,225,765
Allied Properties Real Estate Investment Trust	10,370	330,114
Alstria Office REIT-AG	17,650	265,192
American Assets Trust, Inc.	4,250	162,733
American Campus Communities, Inc.	15,127	648,646
American Homes 4 Rent Trust (REIT) - Class A	28,524	632,662
American Tower Corp.	27,145	3,913,495
Americold Realty Trust	5,800	127,716
Apartment Investment & Management Co. - Class A	26,965	1,140,619
Apple Hospitality REIT, Inc.	24,100	430,908
Artis Real Estate Investment Trust	15,250	152,077
Ascendas Real Estate Investment Trust	515,648	1,000,633
Ashford Hospitality Trust, Inc.	9,350	75,735
Assura plc	254,845	193,640
AvalonBay Communities, Inc.	23,788	4,088,919
Axiare Patrimonio SOCIMI S.A.	1,180	24,131
Befimmo S.A.	2,150	132,553
Beni Stabili S.p.A. SIIQ	107,894	94,482

Equity Real Estate Investment Trusts—(Continued)
Big Yellow Group plc	16,250	204,446
Boardwalk Real Estate Investment Trust	4,250	147,642
Boston Properties, Inc.	26,612	3,337,677
Brandywine Realty Trust (b)	19,526	329,599
British Land Co. plc (The)	203,508	1,805,095
Brixmor Property Group, Inc.	33,277	580,018
BWP Trust	52,168	125,793
Camden Property Trust	9,816	894,532
Canadian Apartment Properties REIT	15,250	494,510
Capital & Regional plc	53,050	35,622
CapitaLand Commercial Trust, Ltd.	512,434	623,405
CapitaLand Mall Trust	503,287	763,560
CareTrust REIT, Inc.	8,350	139,362
CBL & Associates Properties, Inc. (b)	17,849	99,419
CDL Hospitality Trusts	82,632	95,269
Champion REIT	210,506	139,913
Charter Hall Retail REIT	35,723	111,039
Chatham Lodging Trust	5,000	106,100
Chesapeake Lodging Trust	6,557	207,463
Choice Properties Real Estate Investment Trust	30,118	277,434
Cofinimmo S.A.	2,295	282,998
Colony Capital, Inc.	54,150	337,896
Columbia Property Trust, Inc.	13,150	298,637
Comforia Residential REIT, Inc.	62	146,128
Cominar Real Estate Investment Trust	20,181	196,798
Corporate Office Properties Trust	11,350	329,037
Cousins Properties, Inc.	45,958	445,333
Covivio	7,415	771,128
Crombie Real Estate Investment Trust	9,750	94,337
Cromwell Property Group	161,169	133,872
Crown Castle International Corp.	25,510	2,750,488
CubeSmart	20,077	646,881
Custodian REIT plc	36,663	58,641
Daiwa House REIT Investment Co.	370	877,959
Daiwa Office Investment Corp.	31	178,193
DCT Industrial Trust, Inc.	10,423	695,527
DDR Corp.	16,975	303,853
Derwent London plc	11,200	459,039
Dexus	216,183	1,558,829
DiamondRock Hospitality Co.	22,100	271,388
Digital Realty Trust, Inc.	35,451	3,955,623
Douglas Emmett, Inc.	17,740	712,793
Dream Global Real Estate Investment Trust	18,400	200,984
Dream Office Real Estate Investment Trust	5,250	93,567
Duke Realty Corp.	61,376	1,781,745
Easterly Government Properties, Inc.	5,025	99,294
EastGroup Properties, Inc.	3,779	361,121
Education Realty Trust, Inc.	8,416	349,264
Empire State Realty Trust, Inc. - Class A (b)	14,979	256,141
Empiric Student Property plc	61,003	71,326
EPR Properties	8,197	531,084
Equinix, Inc.	4,917	2,113,769
Equity Lifestyle Properties, Inc.	9,358	860,000
Equity Residential	62,283	3,966,804
Essex Property Trust, Inc.	11,399	2,725,159
Eurocommercial Properties NV	5,300	224,916
Extra Space Storage, Inc.	21,244	2,120,364

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Federal Realty Investment Trust	12,541	$1,587,064
First Industrial Realty Trust, Inc.	13,750	458,425
Forest City Realty Trust, Inc. - Class A	23,650	539,456
Fortune Real Estate Investment Trust	143,730	168,674
Four Corners Property Trust, Inc.	6,800	167,484
Franklin Street Properties Corp.	11,500	98,440
Frontier Real Estate Investment Corp.	50	200,954
Fukuoka REIT Corp.	80	126,843
Gaming and Leisure Properties, Inc.	22,396	801,777
GCP Student Living plc	40,354	78,266
Gecina S.A.	10,320	1,725,607
Getty Realty Corp.	3,565	100,426
GGP, Inc.	105,161	2,148,439
Global Net Lease, Inc. (b)	7,450	152,204
GLP J-Reit	336	356,773
Goodman Group	360,563	2,573,705
Government Properties Income Trust	10,885	172,527
GPT Group (The)	383,460	1,440,949
Gramercy Property Trust	17,706	483,728
Granite Real Estate Investment Trust	5,150	210,051
Great Portland Estates plc	30,780	290,029
Green REIT plc	73,901	127,712
H&R Real Estate Investment Trust	31,865	487,676
Hamborner REIT AG	8,450	89,795
Hammerson plc	168,536	1,159,252
Hansteen Holdings plc	41,321	56,816
HCP, Inc.	80,842	2,087,340
Healthcare Realty Trust, Inc. (b)	13,710	398,687
Healthcare Trust of America, Inc. - Class A (b)	22,675	611,318
Hersha Hospitality Trust	3,912	83,912
Hibernia REIT plc	74,466	130,443
Highwoods Properties, Inc.	11,300	573,249
Hispania Activos Inmobiliarios SOCIMI S.A.	9,850	209,740
Hospitality Properties Trust	18,100	517,841
Host Hotels & Resorts, Inc.	126,580	2,667,041
Hudson Pacific Properties, Inc.	17,113	606,314
Hulic Reit, Inc.	109	168,891
Icade	6,896	646,457
Immobiliare Grande Distribuzione SIIQ S.p.A.	5,359	42,944
Independence Realty Trust, Inc.	9,650	99,492
Industrial & Infrastructure Fund Investment Corp.	173	192,745
Inmobiliaria Colonial Socimi S.A.	31,195	344,498
Intervest Offices & Warehouses NV	1,750	44,236
Intu Properties plc	96,811	230,108
Investa Office Fund	59,513	230,515
Investors Real Estate Trust	12,413	68,644
Invincible Investment Corp.	428	192,804
Invitation Homes, Inc.	32,999	760,957
Irish Residential Properties REIT plc	35,947	57,941
Iron Mountain, Inc.	17,249	603,887
Japan Excellent, Inc.	133	171,378
Japan Hotel REIT Investment Corp.	447	334,949
Japan Logistics Fund, Inc.	97	197,674
Japan Prime Realty Investment Corp.	181	657,756
Japan Real Estate Investment Corp.	278	1,470,878
Japan Rental Housing Investments, Inc.	167	134,380
Japan Retail Fund Investment Corp.	561	1,012,028

Equity Real Estate Investment Trusts—(Continued)
JBG SMITH Properties	11,375	414,846
Kenedix Office Investment Corp.	40	248,716
Kenedix Retail REIT Corp.	57	125,885
Keppel REIT	212,782	171,997
Killam Apartment Real Estate Investment Trust	8,900	101,413
Kilroy Realty Corp.	10,713	810,331
Kimco Realty Corp.	70,992	1,206,154
Kite Realty Group Trust	9,112	155,633
Kiwi Property Group, Ltd.	153,120	139,638
Klepierre	43,008	1,617,714
Land Securities Group plc	154,291	1,942,278
Lar Espana Real Estate Socimi S.A.	9,950	111,061
LaSalle Hotel Properties	12,250	419,318
Lexington Realty Trust	23,800	207,774
Liberty Property Trust	16,286	721,958
Life Storage, Inc.	5,066	492,972
Link REIT	458,441	4,167,930
LondonMetric Property plc	69,626	169,575
LTC Properties, Inc.	4,350	185,919
LXI REIT plc	18,402	26,834
Macerich Co. (The)	21,676	1,231,847
Mack-Cali Realty Corp.	10,007	202,942
Mapletree Commercial Trust	208,241	240,072
Mapletree Industrial Trust	142,907	202,220
Mapletree Logistics Trust	222,944	201,097
Medical Properties Trust, Inc.	39,989	561,446
Mercialys S.A.	4,550	79,215
Merlin Properties Socimi S.A.	36,838	535,090
Mid-America Apartment Communities, Inc.	19,503	1,963,367
Mirvac Group	787,801	1,268,586
Monmouth Real Estate Investment Corp.	8,400	138,852
Mori Hills REIT Investment Corp.	160	205,305
Mori Trust Sogo REIT, Inc.	110	157,627
National Health Investors, Inc.	4,450	327,876
National Retail Properties, Inc.	16,916	743,627
National Storage Affiliates Trust	5,600	172,592
New Senior Investment Group, Inc.	8,250	62,453
NewRiver REIT plc (London Exchange)	31,961	113,861
Nippon Accommodations Fund, Inc.	50	227,471
Nippon Building Fund, Inc.	278	1,603,750
Nippon Prologis REIT, Inc.	390	809,114
Nomura Real Estate Master Fund, Inc.	853	1,204,646
Northview Apartment Real Estate Investment Trust	4,800	95,953
NorthWest Healthcare Properties Real Estate Investment Trust	9,950	85,449
NSI NV	2,021	84,737
Omega Healthcare Investors, Inc. (b)	21,770	674,870
Orix JREIT, Inc.	293	467,690
Paramount Group, Inc.	23,024	354,570
Park Hotels & Resorts, Inc.	22,185	679,527
Pebblebrook Hotel Trust (b)	7,550	292,940
Pennsylvania Real Estate Investment Trust (b)	7,600	83,524
Physicians Realty Trust	20,169	321,494
Piedmont Office Realty Trust, Inc. - Class A	14,150	282,010
Premier Investment Corp.	141	143,165
Primary Health Properties plc	76,653	117,943
ProLogis, Inc.	91,425	6,005,708

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
PS Business Parks, Inc.	2,200	$282,700
Public Storage (b)	25,697	5,829,621
QTS Realty Trust, Inc. - Class A	5,650	223,175
Quality Care Properties, Inc. (a)	10,490	225,640
Ramco-Gershenson Properties Trust	8,728	115,297
RDI REIT plc	130,749	60,314
Realty Income Corp. (b)	48,936	2,632,267
Regency Centers Corp.	25,841	1,604,209
Regional REIT, Ltd.	31,438	39,391
Retail Estates NV	777	69,223
Retail Opportunity Investments Corp. (b)	12,285	235,381
Retail Properties of America, Inc. - Class A	24,350	311,193
Rexford Industrial Realty, Inc.	8,900	279,371
RioCan Real Estate Investment Trust	34,964	642,285
RLJ Lodging Trust	19,195	423,250
Ryman Hospitality Properties, Inc.	4,936	410,428
Sabra Health Care REIT, Inc.	19,655	427,103
Safestore Holdings plc	22,040	159,735
Saul Centers, Inc.	1,353	72,494
SBA Communications Corp. (a)	7,072	1,167,729
Scentre Group	1,107,839	3,609,239
Segro plc	213,587	1,886,594
Sekisui House Reit, Inc.	393	257,566
Select Income REIT	6,955	156,279
Senior Housing Properties Trust	26,150	473,054
Seritage Growth Properties - Class A (b)	3,550	150,627
Shaftesbury plc	25,600	315,808
Shopping Centres Australasia Property Group	80,887	146,960
Simon Property Group, Inc.	53,125	9,041,344
SL Green Realty Corp.	14,888	1,496,691
Smart Real Estate Investment Trust	13,150	305,381
Spirit MTA REIT (a)	4,726	48,678
Spirit Realty Capital, Inc.	46,957	377,065
STAG Industrial, Inc.	10,785	293,676
Stockland	517,101	1,524,024
STORE Capital Corp. (b)	19,812	542,849
Summit Hotel Properties, Inc.	11,400	163,134
Sun Communities, Inc.	8,621	843,823
Sunstone Hotel Investors, Inc. (b)	24,956	414,769
Suntec Real Estate Investment Trust	429,828	546,618
Tanger Factory Outlet Centers, Inc. (b)	10,150	238,424
Target Healthcare REIT, Ltd.	34,411	50,174
Taubman Centers, Inc.	6,600	387,816
Terreno Realty Corp.	6,100	229,787
Tier REIT, Inc.	5,250	124,845
Tokyu REIT, Inc.	98	131,832
Triple Point Social Housing REIT plc	18,703	26,410
Tritax Big Box REIT plc	161,785	332,793
UDR, Inc.	45,784	1,718,731
Unibail-Rodamco-Westfield	20,920	4,606,347
Unibail-Rodamco-Westfield (a)	7,614	1,676,517
UNITE Group plc (The)	28,950	328,890
United Urban Investment Corp.	619	961,896
Universal Health Realty Income Trust	1,476	94,434
Urban Edge Properties	12,100	276,727
Urstadt Biddle Properties, Inc. - Class A	3,250	73,548
Vastned Retail NV	2,007	94,650

Equity Real Estate Investment Trusts—(Continued)
Ventas, Inc.	61,272	3,489,440
VEREIT, Inc.	107,214	797,672
VICI Properties, Inc.	30,130	621,883
Vicinity Centres	689,559	1,323,177
Vornado Realty Trust	29,645	2,191,358
Warehouses De Pauw SCA	1,867	235,948
Washington Prime Group, Inc. (b)	20,031	162,451
Washington Real Estate Investment Trust	8,694	263,689
Weingarten Realty Investors	13,258	408,479
Welltower, Inc.	63,996	4,011,909
Wereldhave Belgium NV	250	28,553
Wereldhave NV	4,450	174,818
Weyerhaeuser Co.	46,492	1,695,098
Workspace Group plc	13,450	191,616
WP Carey, Inc.	11,701	776,361
Xenia Hotels & Resorts, Inc.	11,850	288,666
Xior Student Housing NV	650	28,715

		191,563,758

Food & Staples Retailing—0.9%
Aeon Co., Ltd.	62,022	1,326,173
Carrefour S.A.	59,040	952,786
Casino Guichard Perrachon S.A. (b)	5,701	220,965
Colruyt S.A.	6,132	349,704
Costco Wholesale Corp.	26,995	5,641,415
Dairy Farm International Holdings, Ltd.	34,300	301,615
FamilyMart UNY Holdings Co., Ltd.	7,726	812,491
ICA Gruppen AB (b)	8,259	253,150
J Sainsbury plc	178,056	754,529
Jeronimo Martins SGPS S.A.	25,653	369,118
Koninklijke Ahold Delhaize NV	126,697	3,031,117
Kroger Co. (The)	49,960	1,421,362
Lawson, Inc.	5,127	320,241
METRO AG	18,123	223,932
Seven & i Holdings Co., Ltd.	76,566	3,337,299
Sundrug Co., Ltd.	7,549	305,245
Sysco Corp.	29,445	2,010,799
Tesco plc	988,632	3,348,526
Tsuruha Holdings, Inc.	3,739	468,124
Walgreens Boots Alliance, Inc.	52,395	3,144,486
Walmart, Inc. (f)	88,974	7,620,623
Wesfarmers, Ltd.	115,218	4,225,555
WM Morrison Supermarkets plc	227,421	755,539
Woolworths Group, Ltd.	132,585	3,003,311

		44,198,105

Food Products—1.2%
a2 Milk Co., Ltd. (a)	74,336	575,742
Ajinomoto Co., Inc.	46,489	877,884
Archer-Daniels-Midland Co.	34,355	1,574,490
Associated British Foods plc	36,202	1,305,273
Barry Callebaut AG	224	402,237
Calbee, Inc. (b)	8,224	309,197
Campbell Soup Co. (b)	11,790	477,967
Chocoladefabriken Lindt & Spruengli AG	11	836,847

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	107	$693,964
Conagra Brands, Inc.	24,140	862,522
Danone S.A.	61,340	4,496,640
General Mills, Inc.	36,460	1,613,720
Golden Agri-Resources, Ltd.	652,200	145,853
Hershey Co. (The)	8,565	797,059
Hormel Foods Corp. (b)	16,610	618,058
J.M. Smucker Co. (The)	6,985	750,748
Kellogg Co.	15,355	1,072,854
Kerry Group plc - Class A	16,113	1,682,898
Kikkoman Corp.	14,965	754,015
Kraft Heinz Co. (The)	36,723	2,306,939
Marine Harvest ASA	42,338	843,005
McCormick & Co., Inc. (b)	7,470	867,192
MEIJI Holdings Co., Ltd.	12,413	1,046,179
Mondelez International, Inc. - Class A	90,760	3,721,160
Nestle S.A.	316,249	24,482,980
NH Foods, Ltd.	9,279	374,748
Nisshin Seifun Group, Inc.	20,155	426,249
Nissin Foods Holdings Co., Ltd.	5,981	432,327
Orkla ASA	82,832	725,332
Toyo Suisan Kaisha, Ltd.	9,070	322,886
Tyson Foods, Inc. - Class A (b)	18,250	1,256,512
WH Group, Ltd.	894,600	723,283
Wilmar International, Ltd.	195,139	437,576
Yakult Honsha Co., Ltd.	11,298	754,261
Yamazaki Baking Co., Ltd.	12,311	321,559

		58,890,156

Gas Utilities—0.1%
APA Group	119,893	873,434
Gas Natural SDG S.A.	35,591	941,740
Hong Kong & China Gas Co., Ltd.	938,022	1,789,989
Osaka Gas Co., Ltd.	38,108	788,388
Toho Gas Co., Ltd.	7,609	263,250
Tokyo Gas Co., Ltd.	39,566	1,049,920

		5,706,721

Health Care Equipment & Supplies—1.4%
Abbott Laboratories	107,870	6,578,991
ABIOMED, Inc. (a)	2,672	1,092,982
Align Technology, Inc. (a)	4,499	1,539,288
Baxter International, Inc.	30,300	2,237,352
Becton Dickinson & Co.	16,457	3,942,439
BioMerieux	4,227	379,092
Boston Scientific Corp. (a)	84,880	2,775,576
Cochlear, Ltd.	5,848	869,475
Coloplast A/S - Class B	12,072	1,205,790
ConvaTec Group plc (144A)	137,426	384,904
Cooper Cos., Inc. (The)	3,076	724,244
CYBERDYNE, Inc. (a)	11,165	130,449
Danaher Corp.	37,860	3,736,025
DENTSPLY SIRONA, Inc.	13,907	608,709
Edwards Lifesciences Corp. (a)	12,960	1,886,587
Essilor International Cie Generale d’Optique S.A. (b)	21,154	2,984,663

Health Care Equipment & Supplies—(Continued)
Fisher & Paykel Healthcare Corp., Ltd.	58,046	585,073
Hologic, Inc. (a)	16,763	666,329
Hoya Corp.	38,825	2,205,009
IDEXX Laboratories, Inc. (a)	5,391	1,174,915
Intuitive Surgical, Inc. (a)	6,960	3,330,221
Koninklijke Philips NV	95,613	4,052,683
Medtronic plc	83,279	7,129,515
Olympus Corp.	29,600	1,105,613
ResMed, Inc.	8,783	909,743
Siemens Healthineers AG (a)	15,243	629,201
Smith & Nephew plc	88,911	1,635,078
Sonova Holding AG	5,643	1,012,325
Straumann Holding AG	1,049	798,545
Stryker Corp.	19,770	3,338,362
Sysmex Corp.	16,980	1,583,229
Terumo Corp.	30,872	1,763,673
Varian Medical Systems, Inc. (a)	5,625	639,675
William Demant Holding A/S (a)	10,526	423,326
Zimmer Biomet Holdings, Inc.	12,535	1,396,901

		65,455,982

Health Care Providers & Services—1.1%
Aetna, Inc.	20,144	3,696,424
Alfresa Holdings Corp.	19,124	449,070
AmerisourceBergen Corp.	9,985	851,421
Anthem, Inc.	15,680	3,732,310
Cardinal Health, Inc.	19,030	929,235
Centene Corp. (a)	12,609	1,553,555
Chartwell Retirement Residences	23,450	273,448
Cigna Corp.	15,025	2,553,499
CVS Health Corp.	62,515	4,022,840
DaVita, Inc. (a)	8,530	592,323
Envision Healthcare Corp. (a) (b)	7,419	326,510
Express Scripts Holding Co. (a)	34,514	2,664,826
Fresenius Medical Care AG & Co. KGaA	21,917	2,212,378
Fresenius SE & Co. KGaA	42,276	3,394,609
HCA Healthcare, Inc.	17,169	1,761,539
Healthscope, Ltd.	176,625	288,877
Henry Schein, Inc. (a)	9,406	683,252
Humana, Inc.	8,500	2,529,855
Laboratory Corp. of America Holdings (a)	6,325	1,135,527
McKesson Corp.	12,455	1,661,497
Mediclinic International plc	37,102	257,717
Medipal Holdings Corp.	17,450	350,566
NMC Health plc	10,566	498,618
Quest Diagnostics, Inc.	8,305	913,052
Ramsay Health Care, Ltd.	14,375	575,227
Ryman Healthcare, Ltd.	40,260	326,284
Sonic Healthcare, Ltd.	40,812	742,307
Suzuken Co., Ltd.	7,394	312,824
UnitedHealth Group, Inc.	59,200	14,524,128
Universal Health Services, Inc. - Class B	5,400	601,776

		54,415,494

Health Care Technology—0.0%
Cerner Corp. (a)	19,360	1,157,534

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—(Continued)
M3, Inc.	21,393	$851,566

		2,009,100

Hotels, Restaurants & Leisure—1.0%
Accor S.A.	19,111	936,168
Aristocrat Leisure, Ltd.	58,398	1,333,465
Carnival Corp.	24,920	1,428,165
Carnival plc	18,482	1,057,213
Chipotle Mexican Grill, Inc. (a)	1,515	653,526
Compass Group plc	160,907	3,427,998
Crown Resorts, Ltd.	38,133	381,894
Darden Restaurants, Inc.	7,575	810,979
Domino’s Pizza Enterprises, Ltd.	6,298	243,244
Flight Centre Travel Group, Ltd.	5,705	268,596
Galaxy Entertainment Group, Ltd.	241,071	1,850,347
Genting Singapore, Ltd.	608,600	546,664
GVC Holdings plc	56,133	777,813
Hilton Worldwide Holdings, Inc.	17,208	1,362,185
InterContinental Hotels Group plc	18,341	1,141,018
Marriott International, Inc. - Class A	18,307	2,317,666
McDonald’s Corp.	48,340	7,574,395
McDonald’s Holdings Co. Japan, Ltd.	6,793	346,327
Melco Resorts & Entertainment, Ltd. (ADR)	25,039	701,092
Merlin Entertainments plc	71,834	366,514
MGM China Holdings, Ltd.	95,500	221,145
MGM Resorts International	30,804	894,240
Norwegian Cruise Line Holdings, Ltd. (a)	12,627	596,626
Oriental Land Co., Ltd.	20,327	2,130,050
Paddy Power Betfair plc	8,597	964,115
Pandox AB	8,386	142,318
Royal Caribbean Cruises, Ltd.	10,414	1,078,890
Sands China, Ltd.	246,135	1,311,583
Shangri-La Asia, Ltd.	127,400	238,442
SJM Holdings, Ltd.	201,156	249,939
Sodexo S.A.	9,197	918,825
Starbucks Corp.	84,860	4,145,411
Tabcorp Holdings, Ltd.	194,081	642,399
TUI AG	44,766	981,956
Whitbread plc	18,640	973,747
Wynn Macau, Ltd.	158,378	508,588
Wynn Resorts, Ltd.	5,250	878,535
Yum! Brands, Inc.	19,840	1,551,885

		45,953,963

Household Durables—0.5%
Barratt Developments plc	102,891	699,664
Berkeley Group Holdings plc	13,038	651,162
Casio Computer Co., Ltd.	19,553	317,734
D.R. Horton, Inc.	21,050	863,050
Electrolux AB - Series B	24,447	556,354
Garmin, Ltd.	6,770	412,970
Husqvarna AB - B Shares	41,951	397,247
Iida Group Holdings Co., Ltd.	14,818	285,539
Leggett & Platt, Inc. (b)	7,980	356,227
Lennar Corp. - Class A	16,795	881,738
Mohawk Industries, Inc. (a)	3,960	848,509

Household Durables—(Continued)
Newell Brands, Inc.	29,795	768,413
Nikon Corp.	32,589	517,067
Panasonic Corp.	224,345	3,014,162
Persimmon plc	31,389	1,049,027
PulteGroup, Inc.	16,080	462,300
Rinnai Corp.	3,430	301,903
SEB S.A.	2,301	401,238
Sekisui Chemical Co., Ltd.	38,145	649,455
Sekisui House, Ltd.	63,167	1,116,831
Sharp Corp. (b)	17,723	430,675
Sony Corp.	128,630	6,599,494
Taylor Wimpey plc	332,912	785,835
Techtronic Industries Co., Ltd.	139,800	776,270
Whirlpool Corp.	3,930	574,684

		23,717,548

Household Products—0.6%
Church & Dwight Co., Inc. (b)	15,002	797,506
Clorox Co. (The)	8,015	1,084,029
Colgate-Palmolive Co.	53,650	3,477,056
Essity AB - Class B	61,615	1,519,764
Henkel AG & Co. KGaA	10,560	1,174,902
Kimberly-Clark Corp.	21,435	2,257,963
Lion Corp.	22,851	418,881
Procter & Gamble Co. (The) (f)	154,706	12,076,350
Reckitt Benckiser Group plc	67,943	5,585,284
Unicharm Corp.	41,007	1,233,939

		29,625,674

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	40,685	545,586
Electric Power Development Co., Ltd.	14,932	385,316
Meridian Energy, Ltd.	128,932	272,332
NRG Energy, Inc.	18,405	565,034
Uniper SE	20,453	609,735

		2,378,003

Industrial Conglomerates—0.9%
3M Co. (b)	36,545	7,189,132
CK Hutchison Holdings, Ltd.	274,346	2,895,433
DCC plc	9,067	824,806
General Electric Co. (f)	534,372	7,272,803
Honeywell International, Inc.	45,960	6,620,538
Jardine Matheson Holdings, Ltd.	22,200	1,399,024
Jardine Strategic Holdings, Ltd.	22,500	819,699
Keihan Holdings Co., Ltd.	9,832	352,671
Keppel Corp., Ltd.	147,800	777,453
NWS Holdings, Ltd.	158,300	273,483
Roper Technologies, Inc.	6,390	1,763,065
Seibu Holdings, Inc.	22,691	382,355
Sembcorp Industries, Ltd.	99,900	201,104
Siemens AG	77,737	10,272,880
Smiths Group plc	40,215	900,901
Toshiba Corp. (a)	662,614	1,989,256

		43,934,603

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—2.3%
Admiral Group plc	20,432	$513,932
Aegon NV	181,010	1,081,677
Aflac, Inc.	47,570	2,046,461
Ageas	19,151	965,613
AIA Group, Ltd.	1,226,973	10,622,194
Allianz SE	44,737	9,244,381
Allstate Corp. (The)	21,565	1,968,238
American International Group, Inc.	55,171	2,925,166
Aon plc	15,080	2,068,524
Arthur J. Gallagher & Co.	11,142	727,350
Assicurazioni Generali S.p.A.	119,030	1,993,094
Assurant, Inc.	3,205	331,685
Aviva plc	407,813	2,711,864
AXA S.A.	197,156	4,830,170
Baloise Holding AG	4,959	721,182
Brighthouse Financial, Inc. (a) (g)	5,879	235,572
Chubb, Ltd.	28,667	3,641,282
Cincinnati Financial Corp.	9,110	609,095
CNP Assurances	17,489	397,400
Dai-ichi Life Holdings, Inc.	109,566	1,948,882
Direct Line Insurance Group plc	139,723	632,046
Everest Re Group, Ltd.	2,528	582,653
Gjensidige Forsikring ASA	20,130	329,660
Hannover Rueck SE	6,128	764,018
Hartford Financial Services Group, Inc. (The)	21,940	1,121,792
Insurance Australia Group, Ltd.	240,580	1,524,218
Japan Post Holdings Co., Ltd.	160,046	1,752,204
Legal & General Group plc	605,492	2,124,968
Lincoln National Corp.	13,440	836,640
Loews Corp.	16,040	774,411
Mapfre S.A. (b)	108,200	325,605
Marsh & McLennan Cos., Inc.	31,150	2,553,365
Medibank Private, Ltd.	279,853	605,907
MetLife, Inc. (g)	62,475	2,723,910
MS&AD Insurance Group Holdings, Inc.	48,231	1,498,126
Muenchener Rueckversicherungs-Gesellschaft AG	15,754	3,338,632
NN Group NV	31,164	1,264,501
Poste Italiane S.p.A.	52,584	439,030
Principal Financial Group, Inc.	16,375	867,056
Progressive Corp. (The)	35,805	2,117,866
Prudential Financial, Inc.	25,830	2,415,363
Prudential plc	262,908	6,007,106
QBE Insurance Group, Ltd.	138,158	998,937
RSA Insurance Group plc	103,940	931,778
Sampo Oyj - A Shares	45,097	2,199,110
SCOR SE	16,714	620,008
Sompo Holdings, Inc.	33,766	1,364,096
Sony Financial Holdings, Inc.	17,784	338,638
Suncorp Group, Ltd.	131,697	1,425,963
Swiss Life Holding AG (a)	3,478	1,209,706
Swiss Re AG	31,960	2,761,605
T&D Holdings, Inc.	56,575	847,622
Tokio Marine Holdings, Inc.	68,411	3,203,367
Torchmark Corp.	6,455	525,502
Travelers Cos., Inc. (The)	16,580	2,028,397
Tryg A/S	12,381	290,536
Unum Group	13,595	502,879

Insurance—(Continued)
Willis Towers Watson plc	8,167	1,238,117
XL Group, Ltd.	15,865	887,647
Zurich Insurance Group AG	15,380	4,562,160

		110,118,907

Internet & Direct Marketing Retail—1.3%
Amazon.com, Inc. (a)	24,800	42,155,040
Booking Holdings, Inc. (a)	2,995	6,071,135
Expedia Group, Inc.	7,435	893,613
Netflix, Inc. (a)	26,781	10,482,887
Rakuten, Inc.	87,466	590,600
Start Today Co., Ltd.	20,585	745,237
TripAdvisor, Inc. (a) (b)	6,555	365,179
Zalando SE (a)	11,313	631,865

		61,935,556

Internet Software & Services—1.7%
Akamai Technologies, Inc. (a)	10,460	765,986
Alphabet, Inc. - Class A (a) (f)	18,390	20,765,804
Alphabet, Inc. - Class C (a) (f)	18,716	20,880,505
Auto Trader Group plc	96,767	543,822
Delivery Hero AG (a)	9,347	497,449
DeNA Co., Ltd.	10,626	199,121
eBay, Inc. (a)	56,875	2,062,287
Facebook, Inc. - Class A (a)	147,596	28,680,855
Kakaku.com, Inc.	13,830	311,688
REA Group, Ltd.	5,379	362,752
Twitter, Inc. (a)	40,276	1,758,853
United Internet AG	12,499	715,668
VeriSign, Inc. (a)	5,885	808,717
Yahoo Japan Corp.	143,342	474,704

		78,828,211

IT Services—1.6%
Accenture plc - Class A	39,595	6,477,346
Alliance Data Systems Corp.	3,000	699,600
Amadeus IT Group S.A.	44,592	3,513,466
Atos SE	9,644	1,314,174
Automatic Data Processing, Inc.	27,095	3,634,523
Broadridge Financial Solutions, Inc.	7,258	835,396
Capgemini SE	16,265	2,183,286
Cognizant Technology Solutions Corp. - Class A	36,050	2,847,589
Computershare, Ltd.	46,897	641,883
DXC Technology Co.	17,228	1,388,749
Fidelity National Information Services, Inc.	20,385	2,161,422
Fiserv, Inc. (a)	25,170	1,864,845
FleetCor Technologies, Inc. (a)	5,523	1,163,420
Fujitsu, Ltd.	199,831	1,210,361
Gartner, Inc. (a)	5,609	745,436
Global Payments, Inc.	9,837	1,096,727
International Business Machines Corp. (f)	52,546	7,340,676
MasterCard, Inc. - Class A	56,400	11,083,728
Nomura Research Institute, Ltd.	11,478	555,600
NTT Data Corp.	64,133	737,667
Obic Co., Ltd.	6,579	543,899

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Otsuka Corp.	10,642	$416,879
Paychex, Inc.	19,665	1,344,103
PayPal Holdings, Inc. (a)	68,675	5,718,567
Total System Services, Inc.	10,195	861,681
Visa, Inc. - Class A	109,910	14,557,579
Western Union Co. (The) (b)	28,320	575,746
Wirecard AG	11,929	1,920,193

		77,434,541

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	20,303	836,588
Hasbro, Inc.	6,945	641,093
Mattel, Inc. (b)	21,145	347,201
Sankyo Co., Ltd.	4,604	180,089
Sega Sammy Holdings, Inc.	17,418	298,239
Shimano, Inc.	7,538	1,105,894
Yamaha Corp.	14,031	727,894

		4,136,998

Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	19,635	1,214,228
Eurofins Scientific SE	1,163	646,029
Illumina, Inc. (a)	9,119	2,546,846
IQVIA Holdings, Inc. (a)	8,821	880,512
Lonza Group AG (a)	7,568	2,010,368
Mettler-Toledo International, Inc. (a)	1,589	919,443
PerkinElmer, Inc. (b)	6,790	497,232
QIAGEN NV (a)	23,193	844,439
Thermo Fisher Scientific, Inc.	24,730	5,122,572
Waters Corp. (a)	4,790	927,296

		15,608,965

Machinery—1.2%
Alfa Laval AB	29,837	705,794
Alstom S.A.	15,802	725,705
Amada Holdings Co., Ltd.	34,252	328,649
Andritz AG	7,428	394,158
Atlas Copco AB - A Shares	68,238	1,977,792
Atlas Copco AB - B Shares	39,653	1,037,007
Caterpillar, Inc.	36,785	4,990,621
CNH Industrial NV	103,929	1,101,128
Cummins, Inc.	9,495	1,262,835
Daifuku Co., Ltd.	10,293	449,960
Deere & Co.	19,915	2,784,117
Dover Corp. (b)	9,500	695,400
Epiroc AB (a)	39,653	363,027
Epiroc AB - Class A (a)	68,238	716,073
FANUC Corp.	19,700	3,905,864
Flowserve Corp.	7,980	322,392
Fortive Corp.	18,830	1,451,981
GEA Group AG	17,605	593,420
Hino Motors, Ltd.	26,024	277,088
Hitachi Construction Machinery Co., Ltd.	10,967	355,596
Hoshizaki Corp.	5,519	557,866
IHI Corp.	14,932	519,513

Machinery—(Continued)
Illinois Tool Works, Inc.	18,800	2,604,552
Ingersoll-Rand plc	15,265	1,369,728
JTEKT Corp.	20,930	284,237
Kawasaki Heavy Industries, Ltd.	14,432	423,297
KION Group AG	7,200	517,374
Komatsu, Ltd.	93,830	2,670,663
Kone Oyj - Class B	34,370	1,750,221
Kubota Corp.	100,318	1,575,325
Kurita Water Industries, Ltd.	10,116	288,216
Makita Corp.	22,764	1,018,255
MAN SE	3,594	406,705
Metso Oyj	10,695	357,975
Minebea Mitsumi, Inc.	39,059	658,117
MISUMI Group, Inc.	28,798	838,248
Mitsubishi Heavy Industries, Ltd.	30,854	1,121,602
Nabtesco Corp.	11,492	352,948
NGK Insulators, Ltd.	26,649	473,941
NSK, Ltd.	36,411	374,888
PACCAR, Inc.	21,595	1,338,026
Parker-Hannifin Corp.	8,235	1,283,425
Pentair plc	9,973	419,664
Sandvik AB	114,720	2,033,055
Schindler Holding AG	2,051	431,812
Schindler Holding AG (Participation Certificate)	4,138	891,218
SKF AB - B Shares	38,438	714,402
SMC Corp.	5,819	2,129,638
Snap-on, Inc.	3,510	564,127
Stanley Black & Decker, Inc.	9,540	1,267,007
Sumitomo Heavy Industries, Ltd.	11,241	378,238
THK Co., Ltd.	12,269	350,767
Volvo AB - B Shares	159,134	2,534,794
Wartsila Oyj Abp	45,097	885,196
Weir Group plc (The)	24,481	645,838
Xylem, Inc.	11,040	743,875
Yangzijiang Shipbuilding Holdings, Ltd.	235,990	156,101

		59,369,461

Marine—0.1%
AP Moller - Maersk A/S - Class A	383	453,687
AP Moller - Maersk A/S - Class B	665	827,093
Kuehne & Nagel International AG	5,488	824,332
Mitsui OSK Lines, Ltd.	11,725	281,583
Nippon Yusen KK	15,552	308,308

		2,695,003

Media—1.0%
Axel Springer SE	4,957	358,485
CBS Corp. - Class B	20,950	1,177,809
Charter Communications, Inc. - Class A (a) (b)	11,457	3,359,307
Comcast Corp. - Class A	282,504	9,268,956
CyberAgent, Inc.	10,278	616,921
Dentsu, Inc.	21,981	1,040,535
Discovery, Inc. - Class A (a) (b)	9,550	262,625
Discovery, Inc. - Class C (a)	20,965	534,607
DISH Network Corp. - Class A (a) (b)	13,994	470,338
Eutelsat Communications S.A.	17,831	369,282

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Hakuhodo DY Holdings, Inc.	23,477	$376,410
Informa plc	127,120	1,400,546
Interpublic Group of Cos., Inc. (The)	23,625	553,770
ITV plc	368,145	845,100
JCDecaux S.A.	7,647	255,599
News Corp. - Class A	23,521	364,576
News Corp. - Class B	7,456	118,178
Omnicom Group, Inc. (b)	13,985	1,066,636
Pearson plc	79,327	922,400
ProSiebenSat.1 Media SE	23,677	600,347
Publicis Groupe S.A.	21,092	1,449,405
RTL Group S.A.	304	20,613
RTL Group S.A. (Brussels Exchange) (b)	3,657	248,766
Schibsted ASA - B Shares	10,045	283,401
SES S.A.	37,017	677,468
Singapore Press Holdings, Ltd.	162,600	309,732
Sky plc	104,809	2,021,519
Telenet Group Holding NV (a)	5,411	252,212
Toho Co., Ltd.	11,561	387,331
Twenty-First Century Fox, Inc. - Class A	64,758	3,217,825
Twenty-First Century Fox, Inc. - Class B	26,925	1,326,595
Viacom, Inc. - Class B	21,670	653,567
Vivendi S.A.	105,361	2,577,532
Walt Disney Co. (The)	91,485	9,588,543
WPP plc	129,047	2,030,697

		49,007,633

Metals & Mining—1.0%
Alumina, Ltd.	246,378	510,018
Anglo American plc	107,050	2,377,336
Antofagasta plc	40,072	520,575
ArcelorMittal	67,498	1,971,144
BHP Billiton plc	214,623	4,802,869
BHP Billiton, Ltd.	326,363	8,177,858
BlueScope Steel, Ltd.	56,262	717,161
Boliden AB	27,794	899,383
Fortescue Metals Group, Ltd.	158,207	513,226
Freeport-McMoRan, Inc.	82,900	1,430,854
Fresnillo plc	22,538	339,786
Glencore plc (a)	1,172,639	5,559,695
Hitachi Metals, Ltd.	21,795	226,037
JFE Holdings, Inc.	49,950	942,233
Kobe Steel, Ltd.	31,172	284,957
Maruichi Steel Tube, Ltd.	5,830	197,181
Mitsubishi Materials Corp.	10,689	293,079
Newcrest Mining, Ltd.	77,986	1,264,144
Newmont Mining Corp.	32,735	1,234,437
Nippon Steel & Sumitomo Metal Corp.	77,255	1,515,216
Norsk Hydro ASA	136,659	818,162
Nucor Corp.	19,540	1,221,250
Randgold Resources, Ltd.	9,587	737,320
Rio Tinto plc	122,113	6,734,881
Rio Tinto, Ltd.	41,909	2,601,786
South32, Ltd.	526,452	1,417,823
Sumitomo Metal Mining Co., Ltd.	23,642	900,813
ThyssenKrupp AG	44,282	1,077,375

Metals & Mining—(Continued)
Voestalpine AG	11,648	535,893

		49,822,492

Multi-Utilities—0.6%
AGL Energy, Ltd.	66,643	1,110,749
Ameren Corp.	14,960	910,316
CenterPoint Energy, Inc.	26,500	734,315
Centrica plc	569,098	1,183,779
CMS Energy Corp.	17,355	820,544
Consolidated Edison, Inc.	19,045	1,485,129
Dominion Energy, Inc. (b)	40,090	2,733,336
DTE Energy Co.	11,130	1,153,402
E.ON SE	223,669	2,389,496
Engie S.A.	185,600	2,840,400
Innogy SE	14,114	604,560
National Grid plc	342,231	3,786,266
NiSource, Inc.	20,750	545,310
Public Service Enterprise Group, Inc.	31,070	1,682,130
RWE AG	52,655	1,200,122
SCANA Corp.	8,740	336,665
Sempra Energy	16,220	1,883,304
Suez	38,006	492,785
Veolia Environnement S.A.	54,385	1,163,493
WEC Energy Group, Inc.	19,329	1,249,620

		28,305,721

Multiline Retail—0.3%
Dollar General Corp.	15,630	1,541,118
Dollar Tree, Inc. (a)	14,613	1,242,105
Don Quijote Holdings Co., Ltd.	12,057	578,482
Harvey Norman Holdings, Ltd.	55,765	136,904
Isetan Mitsukoshi Holdings, Ltd.	33,824	422,125
J Front Retailing Co., Ltd.	23,369	354,782
Kohl’s Corp.	10,325	752,693
Macy’s, Inc.	18,810	704,058
Marks & Spencer Group plc	165,101	642,453
Marui Group Co., Ltd.	20,241	425,979
Next plc	14,580	1,163,932
Nordstrom, Inc.	7,190	372,298
Ryohin Keikaku Co., Ltd.	2,426	853,286
Takashimaya Co., Ltd.	28,901	247,120
Target Corp.	32,790	2,495,975

		11,933,310

Oil, Gas & Consumable Fuels—3.5%
Aker BP ASA	10,978	404,321
Anadarko Petroleum Corp.	31,635	2,317,264
Andeavor	8,525	1,118,309
Apache Corp. (b)	23,495	1,098,391
BP plc	2,024,069	15,411,704
Cabot Oil & Gas Corp.	27,690	659,022
Caltex Australia, Ltd.	26,503	640,090
Chevron Corp. (f)	117,600	14,868,168
Cimarex Energy Co. (b)	5,815	591,618
Concho Resources, Inc. (a)	9,205	1,273,512

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
ConocoPhillips	71,920	$5,007,070
Devon Energy Corp.	32,120	1,411,995
Enagas S.A.	23,047	673,361
Eni S.p.A.	258,507	4,799,719
EOG Resources, Inc.	35,590	4,428,464
EQT Corp.	15,510	855,842
Equinor ASA	118,192	3,128,118
Exxon Mobil Corp. (f)	260,448	21,546,863
Galp Energia SGPS S.A.	50,937	968,566
Hess Corp.	16,070	1,074,922
HollyFrontier Corp.	10,867	743,629
Idemitsu Kosan Co., Ltd.	13,755	489,629
Inpex Corp.	104,017	1,075,028
JXTG Holdings, Inc.	330,821	2,297,113
Kinder Morgan, Inc.	116,730	2,062,619
Koninklijke Vopak NV	7,179	331,385
Lundin Petroleum AB	19,024	605,469
Marathon Oil Corp.	52,480	1,094,733
Marathon Petroleum Corp.	28,410	1,993,246
Neste Oyj	13,028	1,018,627
Newfield Exploration Co. (a)	12,200	369,050
Noble Energy, Inc. (b)	29,800	1,051,344
Occidental Petroleum Corp.	47,045	3,936,726
Oil Search, Ltd.	139,344	920,699
OMV AG	14,966	847,830
ONEOK, Inc.	25,267	1,764,395
Origin Energy, Ltd. (a)	178,693	1,332,846
Phillips 66	25,840	2,902,090
Pioneer Natural Resources Co.	10,465	1,980,397
Repsol S.A.	134,439	2,625,271
Royal Dutch Shell plc - A Shares	467,147	16,188,762
Royal Dutch Shell plc - B Shares	380,605	13,613,680
Santos, Ltd. (a)	179,924	838,660
Showa Shell Sekiyu KK	19,163	285,556
Snam S.p.A.	231,220	963,229
Total S.A.	244,824	14,888,075
Valero Energy Corp.	26,515	2,938,657
Williams Cos., Inc. (The)	50,865	1,378,950
Woodside Petroleum, Ltd.	91,494	2,407,772

		165,222,786

Paper & Forest Products—0.1%
Mondi plc	37,318	1,005,243
OJI Holdings Corp.	87,616	542,819
Stora Enso Oyj - R Shares	55,995	1,093,956
UPM-Kymmene Oyj	54,237	1,936,693

		4,578,711

Personal Products—0.7%
Beiersdorf AG	10,243	1,163,177
Coty, Inc. - Class A (b)	29,019	409,168
Estee Lauder Cos., Inc. (The) - Class A	13,820	1,971,976
Kao Corp.	50,301	3,833,802
Kobayashi Pharmaceutical Co., Ltd.	5,003	431,852
Kose Corp.	3,079	662,240
L’Oreal S.A.	25,603	6,316,924

Personal Products—(Continued)
Pola Orbis Holdings, Inc.	9,333	410,128
Shiseido Co., Ltd.	38,615	3,063,658
Unilever NV	156,821	8,741,918
Unilever plc	125,169	6,923,969

		33,928,812

Pharmaceuticals—3.5%
Allergan plc	20,908	3,485,782
Astellas Pharma, Inc.	199,716	3,042,598
AstraZeneca plc	128,688	8,909,738
Bayer AG	91,339	10,063,414
Bristol-Myers Squibb Co.	100,535	5,563,607
Chugai Pharmaceutical Co., Ltd.	22,750	1,191,606
Daiichi Sankyo Co., Ltd.	57,638	2,204,836
Eisai Co., Ltd.	25,616	1,800,920
Eli Lilly & Co.	58,730	5,011,431
GlaxoSmithKline plc	503,837	10,165,311
H Lundbeck A/S	7,084	497,411
Hisamitsu Pharmaceutical Co., Inc.	5,803	489,162
Ipsen S.A.	3,829	600,128
Johnson & Johnson (f)	165,020	20,023,527
Kyowa Hakko Kirin Co., Ltd.	26,361	530,549
Merck & Co., Inc. (f)	165,435	10,041,904
Merck KGaA	13,134	1,282,322
Mitsubishi Tanabe Pharma Corp.	25,672	443,289
Mylan NV (a)	31,685	1,145,096
Nektar Therapeutics (a)	9,814	479,218
Novartis AG	226,029	17,120,463
Novo Nordisk A/S - Class B	179,487	8,290,363
Ono Pharmaceutical Co., Ltd.	38,649	905,083
Orion Oyj - Class B	10,649	286,460
Otsuka Holdings Co., Ltd.	39,680	1,921,551
Perrigo Co. plc	7,853	572,562
Pfizer, Inc.	359,906	13,057,390
Recordati S.p.A. (e)	10,660	422,989
Roche Holding AG	71,393	15,886,027
Sanofi	114,687	9,183,271
Santen Pharmaceutical Co., Ltd.	37,186	647,303
Shionogi & Co., Ltd.	28,429	1,458,931
Sumitomo Dainippon Pharma Co., Ltd.	16,265	344,005
Taisho Pharmaceutical Holdings Co., Ltd.	3,664	428,145
Takeda Pharmaceutical Co., Ltd.	72,348	3,055,285
Teva Pharmaceutical Industries, Ltd. (ADR)	98,165	2,387,373
UCB S.A.	12,848	1,007,166
Vifor Pharma AG	4,624	737,797
Zoetis, Inc.	29,740	2,533,551

		167,217,564

Professional Services—0.5%
Adecco Group AG (b)	16,523	976,151
Bureau Veritas S.A.	26,929	718,076
Equifax, Inc.	7,415	927,691
Experian plc	93,353	2,308,690
IHS Markit, Ltd. (a)	21,860	1,127,757
Intertek Group plc	16,400	1,236,829
Nielsen Holdings plc	20,533	635,086

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—(Continued)
Persol Holdings Co., Ltd.	18,100	$403,311
Randstad NV	12,105	710,430
Recruit Holdings Co., Ltd.	112,020	3,095,240
RELX NV	98,159	2,089,514
RELX plc	107,559	2,302,677
Robert Half International, Inc.	7,520	489,552
Seek, Ltd.	33,857	548,934
SGS S.A.	543	1,446,604
Teleperformance SE	5,872	1,037,157
Verisk Analytics, Inc. (a)	9,501	1,022,688
Wolters Kluwer NV	29,501	1,660,565

		22,736,952

Real Estate Management & Development—1.3%
ADLER Real Estate AG (a)	3,269	54,955
ADO Properties S.A.	3,248	176,794
Aeon Mall Co., Ltd.	23,602	423,495
Allreal Holding AG (a)	1,582	257,919
Aroundtown S.A.	69,008	567,653
Azrieli Group, Ltd.	8,426	418,814
BUWOG AG (a)	3,145	105,768
CA Immobilien Anlagen AG	7,682	256,079
Capital & Counties Properties plc	80,453	305,015
CapitaLand, Ltd.	538,910	1,247,638
Carmila S.A.	3,350	93,327
Castellum AB (b)	29,770	482,068
Catena AB	1,800	35,112
CBRE Group, Inc. - Class A (a)	18,515	883,906
City Developments, Ltd.	92,746	745,776
Citycon Oyj (b)	40,504	87,653
CK Asset Holdings, Ltd.	561,183	4,434,026
D Carnegie & Co. AB (a)	4,607	74,667
Daejan Holdings plc	550	42,667
Daito Trust Construction Co., Ltd.	7,421	1,206,016
Daiwa House Industry Co., Ltd.	57,546	1,959,357
Deutsche Euroshop AG	5,700	201,363
Deutsche Wohnen SE	75,371	3,640,217
DIC Asset AG	4,900	54,969
Dios Fastigheter AB	8,572	51,415
Entra ASA	12,168	166,099
Fabege AB	29,400	350,488
Fastighets AB Balder - B Shares (a)	10,800	281,649
First Capital Realty, Inc.	16,600	260,872
Grainger plc	44,493	180,739
Grand City Properties S.A.	12,150	315,424
Hang Lung Group, Ltd.	89,000	249,105
Hang Lung Properties, Ltd.	427,255	877,490
Helical plc	9,854	44,108
Hemfosa Fastigheter AB	16,724	195,567
Henderson Land Development Co., Ltd.	275,407	1,449,550
Hongkong Land Holdings, Ltd.	248,935	1,780,921
Hufvudstaden AB - A Shares	12,200	174,606
Hulic Co., Ltd.	69,086	735,535
Hysan Development Co., Ltd.	130,839	728,145
Kennedy-Wilson Holdings, Inc.	13,827	292,441
Kerry Properties, Ltd.	66,200	316,275

Real Estate Management & Development—(Continued)
Klovern AB - B Shares	54,101	59,986
Kojamo Oyj (a)	9,955	106,373
Kungsleden AB	20,306	140,010
LEG Immobilien AG	7,050	765,970
Lend Lease Group	59,342	872,882
Mitsubishi Estate Co., Ltd.	250,968	4,383,955
Mitsui Fudosan Co., Ltd.	195,359	4,709,073
Mobimo Holding AG	676	167,175
New World Development Co., Ltd.	1,242,314	1,736,114
Nomura Real Estate Holdings, Inc.	25,830	572,575
NTT Urban Development Corp.	11,999	128,794
Phoenix Spree Deutschland, Ltd.	8,427	38,365
PSP Swiss Property AG	4,359	404,656
Sino Land Co., Ltd.	670,036	1,086,737
Sirius Real Estate, Ltd.	95,652	78,788
Sumitomo Realty & Development Co., Ltd.	84,111	3,096,102
Sun Hung Kai Properties, Ltd.	319,312	4,790,833
Swire Pacific, Ltd. - Class A	50,580	534,425
Swire Properties, Ltd.	233,959	864,687
Swiss Prime Site AG (a)	15,130	1,391,813
TAG Immobilien AG	14,050	309,091
Technopolis Oyj	14,560	65,495
TLG Immobilien AG	9,492	253,116
Tokyo Tatemono Co., Ltd.	42,761	586,558
Tokyu Fudosan Holdings Corp.	51,456	362,220
UOL Group, Ltd.	104,952	585,358
Victoria Park AB - B Shares	13,050	55,329
Vonovia SE	106,017	5,044,341
Wallenstam AB - B Shares	18,200	163,586
Wharf Holdings, Ltd. (The)	256,652	822,080
Wharf Real Estate Investment Co., Ltd.	258,076	1,832,662
Wheelock & Co., Ltd.	82,900	576,226
Wihlborgs Fastigheter AB	14,800	171,113

		62,962,171

Road & Rail—0.7%
Aurizon Holdings, Ltd.	202,744	651,841
Central Japan Railway Co.	14,654	3,038,301
ComfortDelGro Corp., Ltd.	217,700	374,938
CSX Corp.	53,770	3,429,451
DSV A/S	19,308	1,558,453
East Japan Railway Co.	31,352	3,002,674
Hankyu Hanshin Holdings, Inc.	23,256	934,674
J.B. Hunt Transport Services, Inc.	5,296	643,729
Kansas City Southern	6,290	666,488
Keikyu Corp.	22,417	367,360
Keio Corp.	10,451	505,317
Keisei Electric Railway Co., Ltd.	13,140	450,840
Kintetsu Group Holdings Co., Ltd.	17,437	711,380
Kyushu Railway Co.	16,262	497,495
MTR Corp., Ltd.	152,600	840,787
Nagoya Railroad Co., Ltd.	18,171	469,049
Nippon Express Co., Ltd.	7,606	551,391
Norfolk Southern Corp.	17,440	2,631,173
Odakyu Electric Railway Co., Ltd.	29,957	642,714
Tobu Railway Co., Ltd.	19,673	601,641

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
Tokyu Corp.	50,798	$874,660
Union Pacific Corp.	47,690	6,756,719
West Japan Railway Co.	16,734	1,232,594

		31,433,669

Semiconductors & Semiconductor Equipment—1.7%
Advanced Micro Devices, Inc. (a) (b)	50,678	759,663
Analog Devices, Inc.	22,802	2,187,168
Applied Materials, Inc.	61,960	2,861,932
ASM Pacific Technology, Ltd.	30,800	386,774
ASML Holding NV	41,652	8,214,651
Broadcom, Inc.	25,295	6,137,579
Disco Corp.	2,921	497,372
Infineon Technologies AG	115,471	2,942,580
Intel Corp. (f)	286,670	14,250,366
KLA-Tencor Corp.	9,570	981,212
Lam Research Corp.	10,147	1,753,909
Microchip Technology, Inc. (b)	14,430	1,312,409
Micron Technology, Inc. (a)	71,270	3,737,399
NVIDIA Corp.	37,370	8,852,953
NXP Semiconductors NV (a)	35,614	3,891,542
Qorvo, Inc. (a)	7,723	619,153
QUALCOMM, Inc.	91,205	5,118,425
Renesas Electronics Corp. (a)	84,707	828,804
Rohm Co., Ltd.	9,605	804,373
Skyworks Solutions, Inc.	11,171	1,079,677
STMicroelectronics NV	69,396	1,541,975
SUMCO Corp.	23,842	480,115
Texas Instruments, Inc.	60,230	6,640,357
Tokyo Electron, Ltd.	15,949	2,730,657
Xilinx, Inc.	15,580	1,016,751

		79,627,796

Software—2.3%
Activision Blizzard, Inc.	46,804	3,572,081
Adobe Systems, Inc. (a)	30,320	7,392,319
ANSYS, Inc. (a)	5,187	903,472
Autodesk, Inc. (a)	13,465	1,765,127
CA, Inc.	19,195	684,302
Cadence Design Systems, Inc. (a)	17,336	750,822
Check Point Software Technologies, Ltd. (a)	13,287	1,297,874
Citrix Systems, Inc. (a)	7,920	830,333
Dassault Systemes SE	13,169	1,842,805
Electronic Arts, Inc. (a)	18,880	2,662,458
Intuit, Inc.	14,995	3,063,553
Konami Holdings Corp.	9,497	482,752
LINE Corp. (a)	7,272	299,049
Micro Focus International plc	44,304	770,403
Microsoft Corp. (f)	472,755	46,618,370
Nexon Co., Ltd. (a)	44,749	649,078
Nice, Ltd. (a)	6,191	642,545
Nintendo Co., Ltd.	11,517	3,758,731
Oracle Corp. (f)	183,360	8,078,842
Oracle Corp. Japan	3,930	320,397
Red Hat, Inc. (a)	10,935	1,469,336
Sage Group plc (The)	110,092	909,194

Software—(Continued)
Salesforce.com, Inc. (a)	43,410	5,921,124
SAP SE	99,870	11,537,682
Symantec Corp.	38,200	788,830
Synopsys, Inc. (a)	9,172	784,848
Take-Two Interactive Software, Inc. (a)	7,027	831,716
Temenos AG (a)	6,120	925,473
Trend Micro, Inc.	12,118	690,129
UBISOFT Entertainment S.A. (a)	7,952	870,050

		111,113,695

Specialty Retail—0.9%
ABC-Mart, Inc.	3,406	186,208
Advance Auto Parts, Inc. (b)	4,570	620,149
AutoZone, Inc. (a)	1,685	1,130,517
Best Buy Co., Inc.	15,095	1,125,785
CarMax, Inc. (a) (b)	10,950	797,926
Dufry AG (a)	3,285	418,721
Fast Retailing Co., Ltd.	5,929	2,719,256
Foot Locker, Inc.	7,244	381,397
Gap, Inc. (The)	13,340	432,083
Hennes & Mauritz AB - B Shares (b)	89,057	1,325,616
Hikari Tsushin, Inc.	2,192	384,913
Home Depot, Inc. (The)	70,970	13,846,247
Industria de Diseno Textil S.A.	110,847	3,782,358
Kingfisher plc	219,569	860,365
L Brands, Inc. (b)	14,890	549,143
Lowe’s Cos., Inc.	50,570	4,832,975
Nitori Holdings Co., Ltd.	8,141	1,269,861
O’Reilly Automotive, Inc. (a)	5,065	1,385,632
Ross Stores, Inc.	23,280	1,972,980
Shimamura Co., Ltd.	2,281	200,762
Tiffany & Co.	6,270	825,132
TJX Cos., Inc. (The)	38,550	3,669,189
Tractor Supply Co.	7,485	572,528
Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,529	823,880
USS Co., Ltd.	22,336	424,593
Yamada Denki Co., Ltd.	62,894	311,848

		44,850,064

Technology Hardware, Storage & Peripherals—1.5%
Apple, Inc. (f)	302,443	55,985,224
Brother Industries, Ltd.	22,649	446,620
Canon, Inc.	101,650	3,329,355
FUJIFILM Holdings Corp.	39,221	1,530,049
Hewlett Packard Enterprise Co.	93,910	1,372,025
HP, Inc.	100,910	2,289,648
Konica Minolta, Inc.	45,971	425,665
NEC Corp.	26,469	725,900
NetApp, Inc.	16,470	1,293,389
Ricoh Co., Ltd.	68,126	623,627
Seagate Technology plc	17,660	997,260
Seiko Epson Corp.	28,444	492,747
Western Digital Corp.	18,424	1,426,202
Xerox Corp.	13,115	314,760

		71,252,471

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—0.9%
adidas AG	19,134	$4,178,417
Asics Corp.	16,260	274,507
Burberry Group plc	42,504	1,209,879
Cie Financiere Richemont S.A.	53,044	4,493,719
Hanesbrands, Inc. (b)	22,122	487,126
Hermes International	3,219	1,967,455
Hugo Boss AG	6,439	583,960
Kering S.A.	7,700	4,343,233
Li & Fung, Ltd.	596,700	217,850
Luxottica Group S.p.A.	17,251	1,112,323
LVMH Moet Hennessy Louis Vuitton SE	28,335	9,419,086
Michael Kors Holdings, Ltd. (a)	9,197	612,520
Moncler S.p.A.	18,181	827,023
NIKE, Inc. - Class B	78,880	6,285,158
Pandora A/S	11,433	799,046
Puma SE	195	113,858
Puma SE	649	379,709
PVH Corp.	4,708	704,882
Ralph Lauren Corp. (b)	3,395	426,819
Swatch Group AG (The)	5,675	491,372
Swatch Group AG (The) - Bearer Shares (b)	3,134	1,488,668
Tapestry, Inc.	17,650	824,431
Under Armour, Inc. - Class A (a) (b)	11,372	255,643
Under Armour, Inc. - Class C (a)	11,556	243,600
VF Corp.	20,100	1,638,552
Yue Yuen Industrial Holdings, Ltd.	75,300	211,324

		43,590,160

Tobacco—0.7%
Altria Group, Inc.	116,425	6,611,776
British American Tobacco plc	233,073	11,771,103
Imperial Brands plc	96,916	3,608,697
Japan Tobacco, Inc.	111,779	3,122,497
Philip Morris International, Inc. (f)	95,605	7,719,148
Swedish Match AB	18,474	914,477

		33,747,698

Trading Companies & Distributors—0.5%
AerCap Holdings NV (a)	13,649	739,093
Ashtead Group plc	50,247	1,496,672
Brenntag AG	15,700	874,452
Bunzl plc	34,137	1,033,766
Fastenal Co. (b)	17,650	849,495
Ferguson plc	23,953	1,943,641
ITOCHU Corp.	143,631	2,599,637
Marubeni Corp.	158,943	1,211,208
Mitsubishi Corp.	137,342	3,811,521
Mitsui & Co., Ltd.	173,429	2,889,354
Rexel S.A.	30,861	443,445
Sumitomo Corp.	114,374	1,877,094
Toyota Tsusho Corp.	21,587	721,669
Travis Perkins plc	25,617	480,794
United Rentals, Inc. (a)	5,200	767,624
WW Grainger, Inc.	3,120	962,208

		22,701,673

Security Description	Shares/ Principal Amount*	Value

Transportation Infrastructure—0.2%
Aena SME S.A.	6,860	1,244,396
Aeroports de Paris	3,017	681,670
Atlantia S.p.A.	50,348	1,486,576
Auckland International Airport, Ltd.	96,461	442,791
Fraport AG Frankfurt Airport Services Worldwide	4,243	409,172
Getlink SE	47,506	651,317
Japan Airport Terminal Co., Ltd.	4,785	223,889
Kamigumi Co., Ltd.	10,925	226,481
SATS, Ltd.	68,500	250,797
Sydney Airport	112,192	594,235
Transurban Group	226,070	2,007,653

		8,218,977

Water Utilities—0.1%
American Water Works Co., Inc.	10,976	937,131
Severn Trent plc	24,009	626,654
United Utilities Group plc	69,291	697,734

		2,261,519

Wireless Telecommunication Services—0.5%
1&1 Drillisch AG	5,410	307,877
KDDI Corp.	184,034	5,031,594
Millicom International Cellular S.A.	6,736	396,217
NTT DoCoMo, Inc.	138,692	3,532,302
SoftBank Group Corp.	83,885	6,019,155
Tele2 AB - B Shares	36,801	432,232
Vodafone Group plc	2,710,605	6,568,275

		22,287,652

Total Common Stocks (Cost $2,118,550,693)		3,025,034,106

U.S. Treasury & Government Agencies—20.8%

Federal Agencies—0.6%
Federal Home Loan Mortgage Corp. 2.375%, 01/13/22 (b)	8,925,000	8,807,850
2.750%, 06/19/23	9,954,000	9,916,424
6.250%, 07/15/32	2,480,000	3,319,148
Federal National Mortgage Association 6.625%, 11/15/30	1,650,000	2,213,180
7.250%, 05/15/30	1,941,000	2,711,662

		26,968,264

U.S. Treasury—20.2%
U.S. Treasury Bonds 2.250%, 08/15/46	11,613,000	10,001,696
2.500%, 02/15/45	5,830,000	5,315,548
2.750%, 08/15/42	5,415,000	5,210,880
2.750%, 08/15/47	2,988,000	2,851,322
2.750%, 11/15/47	8,979,000	8,567,930
2.875%, 05/15/43	5,779,000	5,678,319
2.875%, 08/15/45	29,325,000	28,739,645

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.000%, 05/15/45	1,395,000	$1,400,395
3.000%, 02/15/47	3,410,000	3,422,255
3.000%, 05/15/47	3,783,000	3,794,083
3.000%, 02/15/48 (b)	1,515,000	1,520,089
3.125%, 11/15/41	7,070,000	7,265,254
3.125%, 02/15/42	5,645,000	5,800,458
3.125%, 02/15/43	8,925,000	9,162,419
3.625%, 08/15/43	26,548,000	29,592,724
3.750%, 08/15/41	8,025,000	9,085,805
3.750%, 11/15/43	519,000	590,018
4.375%, 05/15/40	4,020,000	4,946,484
4.375%, 05/15/41	7,495,000	9,258,960
4.750%, 02/15/41	1,780,000	2,307,116
5.500%, 08/15/28	5,990,000	7,373,550
6.000%, 02/15/26	33,774,000	41,129,080
6.125%, 11/15/27	3,783,000	4,797,612
6.250%, 08/15/23	4,620,000	5,391,143
6.250%, 05/15/30	1,815,000	2,428,910
6.375%, 08/15/27	2,790,000	3,581,227
6.875%, 08/15/25	2,640,000	3,331,763
U.S. Treasury Notes 1.000%, 08/31/19	10,205,000	10,039,567
1.125%, 02/28/21	10,400,000	10,006,344
1.125%, 09/30/21	7,998,000	7,620,282
1.250%, 03/31/21	24,650,000	23,766,066
1.250%, 10/31/21	21,327,200	20,375,807
1.375%, 03/31/20	25,304,000	24,811,758
1.375%, 08/31/20	17,945,000	17,499,179
1.375%, 10/31/20	27,166,000	26,427,424
1.375%, 05/31/21	6,338,000	6,116,418
1.500%, 05/31/19	33,115,000	32,865,344
1.500%, 11/30/19 (b)	36,088,000	35,601,658
1.500%, 05/31/20	9,830,000	9,640,312
1.625%, 06/30/20	13,695,000	13,451,593
1.625%, 07/31/20	7,875,000	7,726,729
1.625%, 11/15/22 (h)	41,304,000	39,458,228
1.625%, 02/15/26	11,320,000	10,385,216
1.750%, 03/31/22	6,370,000	6,158,994
1.750%, 05/15/22	8,447,000	8,155,644
1.750%, 05/31/22	6,444,000	6,218,208
1.750%, 05/15/23 (h)	58,767,000	56,143,145
1.875%, 11/30/21	13,250,100	12,913,154
1.875%, 08/31/22	11,326,000	10,956,578
1.875%, 10/31/22	8,498,000	8,208,537
2.000%, 02/15/22	22,105,600	21,595,271
2.000%, 07/31/22	6,273,500	6,103,429
2.000%, 11/30/22	8,542,000	8,290,411
2.000%, 02/15/23	18,174,000	17,606,772
2.000%, 08/15/25	17,740,000	16,804,492
2.000%, 11/15/26	4,620,000	4,329,626
2.125%, 08/15/21	19,150,000	18,853,773
2.125%, 12/31/22 (b)	8,530,000	8,315,750
2.125%, 11/30/23	8,108,000	7,847,024
2.125%, 05/15/25	36,853,000	35,265,154
2.250%, 11/15/24	16,668,500	16,128,076

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.250%, 02/15/27	10,237,000	9,768,737
2.250%, 08/15/27	5,941,000	5,654,393
2.250%, 11/15/27	15,786,000	15,005,950
2.375%, 05/15/27 (b)	6,780,500	6,529,674
2.625%, 08/15/20	7,910,000	7,920,196
2.625%, 11/15/20	28,794,000	28,822,119
2.750%, 02/15/19	833,000	835,571
2.750%, 11/15/23	18,483,000	18,475,780
2.750%, 02/15/28	2,396,000	2,375,503
3.500%, 05/15/20	9,995,000	10,170,693
3.625%, 02/15/20	29,095,000	29,608,709
3.625%, 02/15/21	39,022,000	40,017,366

		963,415,339

Total U.S. Treasury & Government Agencies (Cost $1,009,826,193)		990,383,603

Foreign Government—8.4%

Sovereign—8.4%
Australia Government Bonds 2.750%, 04/21/24 (AUD)	8,965,000	6,763,504
3.750%, 04/21/37 (AUD)	2,170,000	1,794,754
5.250%, 03/15/19 (AUD)	510,000	386,247
5.750%, 05/15/21 (AUD)	2,345,000	1,912,411
Austria Government Bonds 0.750%, 10/20/26 (144A) (EUR)	2,100,000	2,526,089
3.150%, 06/20/44 (144A) (EUR)	1,119,000	1,840,583
3.400%, 11/22/22 (144A) (EUR)	1,740,000	2,362,127
4.150%, 03/15/37 (144A) (EUR)	145,000	256,892
Belgium Government Bonds 2.600%, 06/22/24 (144A) (EUR)	905,000	1,217,366
3.750%, 09/28/20 (144A) (EUR)	3,495,000	4,475,539
4.250%, 09/28/21 (144A) (EUR)	900,000	1,212,814
4.250%, 03/28/41 (144A) (EUR)	1,455,000	2,639,044
5.000%, 03/28/35 (144A) (EUR)	355,000	656,644
5.500%, 03/28/28 (EUR)	1,746,000	2,992,895
Bundesrepublik Deutschland 0.500%, 02/15/26 (EUR)	6,525,000	7,875,847
1.500%, 05/15/24 (EUR)	1,965,000	2,519,537
2.000%, 01/04/22 (EUR)	1,505,000	1,913,204
2.000%, 08/15/23 (EUR)	1,170,000	1,526,593
2.500%, 01/04/21 (EUR)	2,715,000	3,422,701
2.500%, 07/04/44 (EUR)	2,227,000	3,529,678
3.250%, 07/04/42 (EUR)	629,000	1,109,826
4.250%, 07/04/39 (EUR)	1,955,000	3,801,167
5.500%, 01/04/31 (EUR)	1,505,000	2,837,169
Canadian Government Bonds 1.500%, 06/01/26 (CAD)	3,802,000	2,757,459
2.750%, 06/01/22 (CAD)	1,870,000	1,460,638
3.500%, 06/01/20 (CAD)	420,000	328,818
3.500%, 12/01/45 (CAD)	1,275,000	1,224,122
4.000%, 06/01/41 (CAD)	975,000	976,891
5.750%, 06/01/29 (CAD)	385,000	393,853
5.750%, 06/01/33 (CAD)	245,000	269,902

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Denmark Government Bonds 1.500%, 11/15/23 (DKK)	5,745,000	$981,297
4.000%, 11/15/19 (DKK)	3,690,000	615,336
4.500%, 11/15/39 (DKK)	4,060,000	1,102,439
Finland Government Bonds 0.500%, 04/15/26 (144A) (EUR)	1,520,000	1,801,625
3.500%, 04/15/21 (144A) (EUR)	1,500,000	1,948,174
France Government Bond OAT Zero Coupon, 05/25/21 (EUR)	7,055,000	8,347,475
Zero Coupon, 05/25/22 (EUR)	1,450,000	1,714,212
0.500%, 05/25/26 (EUR)	4,320,000	5,116,191
1.000%, 11/25/25 (EUR)	7,220,000	8,901,152
1.250%, 05/25/36 (144A) (EUR)	1,875,000	2,219,001
1.750%, 05/25/23 (EUR)	545,000	696,242
2.250%, 05/25/24 (EUR)	3,550,000	4,696,652
2.500%, 05/25/30 (EUR)	4,147,000	5,794,529
3.250%, 05/25/45 (EUR)	4,898,000	8,028,315
French Republic Government Bond OAT 1.000%, 11/25/18 (EUR)	16,524,571	19,416,382
Ireland Government Bonds 2.000%, 02/18/45 (EUR)	448,000	566,870
4.500%, 04/18/20 (EUR)	415,000	528,603
5.400%, 03/13/25 (EUR)	2,211,000	3,449,973
Italy Buoni Poliennali Del Tesoro 2.000%, 12/01/25 (EUR)	1,190,000	1,358,553
3.250%, 09/01/46 (144A) (EUR)	3,051,000	3,515,207
3.750%, 09/01/24 (EUR)	13,635,000	17,366,082
5.000%, 08/01/39 (EUR)	4,874,000	7,127,913
5.250%, 11/01/29 (EUR)	4,804,000	6,893,469
Japan Government Five Year Bonds 0.100%, 12/20/19 (JPY)	139,400,000	1,263,206
0.300%, 09/20/18 (JPY)	1,161,750,000	10,502,917
Japan Government Forty Year Bond 1.700%, 03/20/54 (JPY)	25,750,000	296,536
Japan Government Ten Year Bonds 0.100%, 09/20/26 (JPY)	1,781,550,000	16,254,160
0.500%, 12/20/24 (JPY)	555,750,000	5,205,874
0.800%, 09/20/22 (JPY)	1,675,100,000	15,712,942
0.800%, 12/20/22 (JPY)	317,250,000	2,982,348
Japan Government Thirty Year Bonds 0.500%, 09/20/46 (JPY)	814,050,000	6,992,308
1.800%, 09/20/43 (JPY)	626,400,000	7,185,085
1.900%, 09/20/42 (JPY)	376,650,000	4,380,251
2.300%, 03/20/40 (JPY)	642,500,000	7,863,843
Japan Government Twenty Year Bonds 0.500%, 09/20/36 (JPY)	1,109,800,000	10,152,041
1.400%, 12/20/22 (JPY)	396,500,000	3,823,433
1.500%, 03/20/33 (JPY)	230,600,000	2,454,922
1.700%, 12/20/31 (JPY)	561,250,000	6,078,016
1.700%, 09/20/32 (JPY)	182,400,000	1,984,036
1.700%, 09/20/33 (JPY)	418,500,000	4,579,100
2.100%, 06/20/29 (JPY)	555,050,000	6,112,393
2.100%, 12/20/29 (JPY)	239,500,000	2,652,617
2.500%, 12/21/20 (JPY)	808,300,000	7,774,106

Sovereign—(Continued)
Kingdom of Belgium Government Bond 1.600%, 06/22/47 (144A) (EUR)	821,000	$959,678
Mexican Bonos 6.500%, 06/10/21 (MXN)	43,260,000	2,108,735
7.750%, 11/13/42 (MXN)	3,375,000	171,215
10.000%, 11/20/36 (MXN)	17,380,000	1,078,509
Netherlands Government Bonds 2.250%, 07/15/22 (144A) (EUR)	2,130,000	2,755,517
3.750%, 01/15/42 (144A) (EUR)	1,130,000	2,116,210
5.500%, 01/15/28 (EUR)	2,930,000	5,077,132
Norway Government Bond 3.000%, 03/14/24 (144A) (NOK)	10,370,000	1,382,247
Poland Government Bonds 5.500%, 10/25/19 (PLN)	3,610,000	1,014,248
5.750%, 04/25/29 (PLN)	3,940,000	1,299,291
Republic of South Africa Government Bonds 6.500%, 02/28/41 (ZAR)	6,815,000	354,330
10.500%, 12/21/26 (ZAR)	29,175,000	2,329,508
Singapore Government Bonds 2.125%, 06/01/26 (SGD)	2,125,000	1,522,982
2.250%, 06/01/21 (SGD)	865,000	637,719
Spain Government Bonds 1.950%, 04/30/26 (144A) (EUR)	5,390,000	6,734,650
2.750%, 10/31/24 (144A) (EUR)	2,425,000	3,195,873
2.900%, 10/31/46 (144A) (EUR)	1,182,000	1,505,238
4.000%, 04/30/20 (144A) (EUR)	8,535,000	10,734,845
4.200%, 01/31/37 (144A) (EUR)	1,045,000	1,632,593
4.400%, 10/31/23 (144A) (EUR)	1,028,000	1,447,779
4.700%, 07/30/41 (144A) (EUR)	2,112,000	3,549,138
6.000%, 01/31/29 (EUR)	1,686,000	2,856,334
Sweden Government Bonds 1.000%, 11/12/26 (SEK)	7,400,000	872,872
1.500%, 11/13/23 (144A) (SEK)	3,330,000	403,390
5.000%, 12/01/20 (SEK)	8,685,000	1,100,785
Switzerland Government Bond 4.000%, 02/11/23 (CHF)	415,000	506,817
United Kingdom Gilt 2.000%, 09/07/25 (GBP)	5,135,513	7,182,083
2.250%, 09/07/23 (GBP)	1,170,000	1,640,074
2.750%, 09/07/24 (GBP)	2,745,000	3,980,784
3.250%, 01/22/44 (GBP)	3,265,000	5,619,951
3.750%, 09/07/20 (GBP)	4,235,000	5,959,575
4.250%, 09/07/39 (GBP)	971,000	1,854,006
4.250%, 12/07/46 (GBP)	5,085,000	10,458,422
4.500%, 12/07/42 (GBP)	439,000	895,794
8.000%, 06/07/21 (GBP)	1,170,000	1,869,066

Total Foreign Government (Cost $403,083,993)		400,227,530

Mutual Funds—3.4%

Investment Company Securities—3.4%
F&C Commercial Property Trust, Ltd. (b)	56,219	111,708
F&C UK Real Estate Investment, Ltd.	22,992	30,297

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Funds—(Continued)

Security Description	Shares	Value

Investment Company Securities—(Continued)
iShares Core MSCI Emerging Markets ETF (b)	490,556	$25,759,096
iShares International Developed Real Estate ETF	4,518	131,835
iShares J.P. Morgan USD Emerging Markets Bond ETF (b)	1,261,796	134,721,959
iShares U.S. Real Estate ETF	1,645	132,554
MedicX Fund, Ltd.	43,113	46,512
Picton Property Income, Ltd. (The)	55,956	67,302
Schroder Real Estate Investment Trust, Ltd.	51,649	42,064
Standard Life Investment Property Income Trust, Ltd.	40,974	50,333
UK Commercial Property Trust, Ltd.	68,472	79,519

Total Mutual Funds (Cost $165,292,962)		161,173,179

Preferred Stocks—0.2%

Auto Components—0.0%
Schaeffler AG ,	16,971	220,683

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG ,	5,606	446,934
Porsche Automobil Holding SE ,	15,560	991,083
Volkswagen AG ,	18,859	3,131,630

		4,569,647

Chemicals—0.0%
FUCHS Petrolub SE ,	7,091	349,494

Health Care Equipment & Supplies—0.0%
Sartorius AG ,	3,615	540,038

Household Products—0.1%
Henkel AG & Co. KGaA ,	18,105	2,316,955

Total Preferred Stocks (Cost $7,483,210)		7,996,817

Rights—0.0%

Banks—0.0%
Intesa Sanpaolo S.p.A., Expires 07/17/18 (a) (e)	1,463,891	0

Engineering & Construction—0.0%
ACS Actividades de Construccion y Servicios S.A., Expires 07/11/18 (a)	25,180	25,935

Oil & Gas—0.0%
Repsol S.A., Expires 07/06/18 (a)	134,439	76,317

Total Rights (Cost $103,080)		102,252

Short-Term Investments—3.2%
Security Description	Principal Amount*	Value

Repurchase Agreement—2.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $107,876,231; collateralized by U.S. Treasury Notes with rates ranging from 2.125% - 2.500%, maturity dates ranging from 03/31/24 - 05/15/24, and an aggregate market value of $110,029,773.	107,869,040	107,869,040

U.S. Treasury—1.0%
U.S. Treasury Bill 1.888%, 08/23/18 (i) (j)	47,000,000	46,876,187

Total Short-Term Investments (Cost $154,738,158)		154,745,227

Securities Lending Reinvestments (k)—4.6%

Certificates of Deposit—1.1%
Banco Del Estado De Chile New York 2.305%, 1M LIBOR + 0.220%, 07/17/18 (l)	1,000,000	1,000,005
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (l)	2,000,000	1,999,884
China Construction Bank 2.550%, 09/17/18	6,000,000	5,999,898
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (l)	2,500,000	2,499,823
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (l)	5,000,000	5,000,230
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	10,933,944	$10,984,600
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (l)	2,000,000	1,999,502
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (l)	5,000,000	5,000,440
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (l)	3,000,000	3,000,000
2.447%, 3M LIBOR + 0.110%, 10/11/18 (l)	5,000,000	5,000,545
Wells Fargo Bank N.A. 2.502%, 3M LIBOR + 0.140%, 10/26/18 (l)	8,000,000	8,010,174
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (l)	3,500,000	3,499,769

		53,994,870

Commercial Paper—0.5%
Bank of China, Ltd. 2.500%, 07/23/18	1,987,361	1,997,486
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (l)	5,000,000	5,002,195
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (l)	1,000,000	999,991
Sheffield Receivables Co. 2.490%, 11/26/18	2,467,319	2,474,082
Toyota Motor Credit Corp. 2.320%, 07/26/18	4,965,844	4,993,095
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (l)	2,000,000	1,999,616

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (k)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (l)	5,000,000	$5,000,000

		22,466,465

Repurchase Agreements—2.4%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $10,038,756; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $10,542,876.	10,000,000	10,000,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $7,814,675; collateralized by U.S. Government Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $7,650,001.	7,500,000	7,500,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $1,617,787; collateralized by various Common Stock with an aggregate market value of $1,785,934.	1,600,000	1,600,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $8,688,964; collateralized by various Common Stock with an aggregate market value of $9,487,774.	8,500,000	8,500,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $1,804,599; collateralized by various Common Stock with an aggregate market value of $2,001,951.	1,800,000	1,800,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $10,464,326; collateralized by U.S. Government Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $10,676,699.	10,462,582	10,462,582
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $3,144,525; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $24,489,096; collateralized by various Common Stock with an aggregate market value of $26,920,838.	24,190,000	24,190,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $4,528,080; collateralized by various Common Stock with an aggregate market value of $5,008,010.	4,500,000	4,500,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $7,030,361; collateralized by various Common Stock with an aggregate market value of $7,790,238.	7,000,000	7,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $3,019,693; collateralized by various Common Stock with an aggregate market value of $3,338,674.	3,000,000	$3,000,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $6,945,578; collateralized by various Common Stock with an aggregate market value of $7,678,678.	6,900,000	6,900,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $7,543,990; collateralized by various Common Stock with an aggregate market value of $8,346,389.	7,500,000	7,500,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $5,131,365; collateralized by various Common Stock with an aggregate market value of $5,675,545.	5,100,000	5,100,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $4,122,413; collateralized by various Common Stock with an aggregate market value of $4,562,693.	4,100,000	4,100,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $3,013,693; collateralized by various Common Stock with an aggregate market value of $3,338,556.	3,000,000	3,000,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $8,026,347; collateralized by various Common Stock with an aggregate market value of $8,902,815.	8,000,000	8,000,000

		116,152,582

Time Deposits—0.6%
Australia New Zealand Bank 1.900%, 07/02/18	5,000,000	5,000,000
DNB Bank ASA 1.870%, 07/02/18	2,000,000	2,000,000
1.870%, 07/02/18	5,000,000	5,000,000
DZ Bank AG 1.890%, 07/02/18	2,000,000	2,000,000
Erste Group Bank AG 1.910%, 07/02/18	2,400,005	2,400,005
Nordea Bank New York 1.880%, 07/02/18	2,000,000	2,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	2,000,000	2,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	2,000,000	2,000,000
1.870%, 07/02/18	5,000,000	5,000,000

		27,400,005

Total Securities Lending Reinvestments (Cost $220,000,548)		220,013,922

Total Investments—104.1% (Cost $4,079,078,837)		4,959,676,636
Other assets and liabilities (net)—(4.1)%		(193,986,485)

Net Assets—100.0%		$4,765,690,151

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $214,953,953 and the collateral received consisted of cash in the amount of $219,907,055. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent less than 0.05% of net assets.
(e)	Illiquid security. As of June 30, 2018, these securities represent 0.0% of net assets.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $138,249,827.
(g)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2018, the market value of securities pledged was $66,873,242.
(i)	The rate shown represents current yield to maturity.
(j)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2018, the market value of securities pledged was $2,238,488.
(k)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(l)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $64,339,220, which is 1.4% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	21,427,677	BNP	09/14/18	USD	16,228,416	$90,809
CAD	47,271,000	UBSA	09/14/18	USD	35,683,667	317,719
EUR	1,771,299	BBP	07/18/18	USD	2,070,547	194
EUR	1,043,356	SSBT	07/18/18	USD	1,207,275	12,463
EUR	1,172,900	UBSA	07/18/18	USD	1,389,770	(18,589)
GBP	554,379	BBP	08/03/18	USD	743,659	(10,985)
GBP	21,088,000	CSI	09/14/18	USD	28,646,794	(726,217)
NOK	465,168,959	UBSA	09/14/18	USD	57,931,844	(651,852)
SEK	184,732,382	CSI	09/14/18	USD	21,477,239	(738,521)
SGD	32,309	SSBT	08/16/18	USD	24,242	(508)

Contracts to Deliver
AUD	13,953,584	SCB	08/09/18	USD	10,617,868	290,218
AUD	7,816,868	BNP	09/14/18	USD	5,932,990	146,810
AUD	16,445,383	MSIP	09/14/18	USD	12,198,774	25,618
AUD	50,508,089	SCB	09/14/18	USD	38,119,005	732,046
CAD	9,762,063	SCB	08/30/18	USD	7,530,498	97,593
CHF	507,010	SSBT	09/07/18	USD	515,147	307
CHF	58,203,049	BBP	09/14/18	USD	59,365,908	226,292
DKK	16,748,273	JPMC	07/26/18	USD	2,646,806	17,058
EUR	169,346,201	BOA	07/18/18	USD	198,179,085	204,477
EUR	1,073,335	BOA	07/18/18	USD	1,248,723	(6,063)
EUR	3,503,864	BBP	07/18/18	USD	4,139,255	43,053
EUR	904,778	HSBC	07/18/18	USD	1,061,745	4,011
EUR	1,097,146	SSBT	07/18/18	USD	1,273,180	(9,442)
EUR	28,315,035	BBP	09/14/18	USD	33,179,827	(66,261)
EUR	30,783,000	CSI	09/14/18	USD	35,773,515	(370,333)
EUR	32,955,000	JPMC	09/14/18	USD	39,003,870	309,768
EUR	24,186,000	JPMC	09/14/18	USD	28,774,133	376,149
EUR	22,337,118	JPMC	09/14/18	USD	26,089,910	(137,209)
GBP	30,542,813	MSIP	08/03/18	USD	41,010,321	644,619
GBP	88,177,655	BBP	09/14/18	USD	117,969,560	1,222,075
GBP	3,601,588	BBP	09/14/18	USD	4,819,825	51,312
JPY	5,935,623,267	JPMC	09/14/18	USD	54,161,347	280,875
JPY	118,310,807	HSBC	10/04/18	USD	1,082,483	6,879

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	13,676,827,763	JPMC	10/04/18	USD	125,212,423	$871,761
MXN	61,989,865	CBNA	08/07/18	USD	2,986,834	(117,459)
NOK	10,841,751	HSBC	07/26/18	USD	1,340,396	7,979
NZD	6,677,227	SCB	09/14/18	USD	4,683,147	160,370
PLN	7,961,254	SSBT	07/19/18	USD	2,237,152	111,240
SEK	19,246,331	JPMC	07/26/18	USD	2,202,844	50,391
SGD	2,965,992	MSIP	08/16/18	USD	2,209,996	31,222
ZAR	37,850,091	CBNA	09/07/18	USD	2,764,961	28,953

Net Unrealized Appreciation						$3,508,822

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
FTSE 100 Index Futures	09/21/18	467	GBP	35,499,005	$(409,807)
Japanese Government 10 Year Bond Futures	09/12/18	21	JPY	3,167,640,000	(2,013)
MSCI EAFE Index Mini Futures	09/21/18	36	USD	3,519,720	20,629
Russell 2000 Index Mini Futures	09/21/18	1,880	USD	154,865,000	(3,343,970)
S&P Midcap 400 Index E-Mini Futures	09/21/18	788	USD	154,140,680	(2,949,082)
TOPIX Index Futures	09/13/18	1,070	JPY	18,516,350,000	(5,348,150)
U.S. Treasury Note 10 Year Futures	09/19/18	1,556	USD	187,011,750	668,915
U.S. Treasury Note 2 Year Futures	09/28/18	251	USD	53,168,860	27,145
U.S. Treasury Ultra Long Bond Futures	09/19/18	514	USD	82,015,125	3,156,427

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	09/17/18	(6)	AUD	(776,170)	(7,751)
Canada Government Bond 10 Year Futures	09/19/18	(62)	CAD	(8,476,020)	50,848
Euro Stoxx 50 Index Futures	09/21/18	(1,331)	EUR	(45,134,210)	700,520
Euro-Bund Futures	09/06/18	(59)	EUR	(9,590,450)	(43,508)
Hang Seng Index Futures	07/30/18	(280)	HKD	(402,164,000)	9,101
S&P 500 Index E-Mini Futures	09/21/18	(554)	USD	(75,388,320)	1,480,233
SPI 200 Index Futures	09/20/18	(1,079)	AUD	(165,842,300)	(1,160,081)
United Kingdom Long Gilt Bond Futures	09/26/18	(379)	GBP	(46,639,740)	(1,260,684)

Net Unrealized Depreciation					$(8,411,228)

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation(1)
Receive	1M LIBOR	Maturity	0.136%	Maturity	07/16/18	CBNA	S&P 500 Total Return Index	USD	449,669,642	$9,745,638	$—	$9,745,638

Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
0.12%	Maturity	9/17/2018	CBNA	Bloomberg Commodity 3 Month Forward Index	USD	46,999,969	$(1,765,788)	$—	$(1,765,788)
0.12%	Maturity	9/17/2018	MSCS	Bloomberg Commodity 3 Month Forward Index	USD	47,979,932	(323,130)	—	(323,130)
0.24%	Maturity	6/17/2019	GSC	GS/AB Hedged Index Basket (a)	USD	48,028,968	204,312	—	204,312

Totals							$(1,884,606)	$—	$(1,884,606)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation(1)
Pay	3M LIBOR	Quarterly	3.011%	Semi-Annually	06/26/28	USD	1,198,000,000	$4,971,220	$—	$4,971,220

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).
(a)	Consists of long exposure to the Morningstar Global Upstream Natural Resources Total Return Index and short exposure to the MSCI All Country World Total Return USD Index at a 1:1 ratio.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(GSC)—	Goldman Sachs & Co.
(HSBC)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(MSIP)—	Morgan Stanley & Co. International plc
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$37,940,066	$20,463,627	$—	$58,403,693
Air Freight & Logistics	9,433,694	5,417,331	—	14,851,025
Airlines	6,316,884	2,759,281	—	9,076,165
Auto Components	2,361,585	17,427,619	—	19,789,204
Automobiles	6,167,477	44,944,198	—	51,111,675
Banks	86,999,448	163,352,298	0	250,351,746
Beverages	26,001,430	33,370,685	—	59,372,115
Biotechnology	35,815,894	13,640,207	—	49,456,101
Building Products	4,072,027	11,019,691	—	15,091,718
Capital Markets	42,833,923	36,215,067	—	79,048,990
Chemicals	26,477,515	55,719,107	—	82,196,622
Commercial Services & Supplies	4,954,980	7,203,586	—	12,158,566
Communications Equipment	14,852,338	5,685,813	—	20,538,151
Construction & Engineering	1,192,695	13,667,468	—	14,860,163
Construction Materials	1,925,506	9,128,122	—	11,053,628
Consumer Finance	10,012,526	646,125	—	10,658,651
Containers & Packaging	4,601,429	2,450,131	—	7,051,560
Distributors	1,434,608	235,405	—	1,670,013
Diversified Consumer Services	292,837	260,397	—	553,234
Diversified Financial Services	22,526,235	11,010,944	—	33,537,179
Diversified Telecommunication Services	28,258,896	30,595,353	—	58,854,249
Electric Utilities	26,148,779	25,152,320	—	51,301,099
Electrical Equipment	6,990,986	21,093,634	—	28,084,620
Electronic Equipment, Instruments & Components	5,920,904	22,558,331	—	28,479,235
Energy Equipment & Services	11,262,983	1,443,446	—	12,706,429
Equity Real Estate Investment Trusts	136,358,516	55,205,242	—	191,563,758
Food & Staples Retailing	19,838,685	24,359,420	—	44,198,105
Food Products	15,919,221	42,970,935	—	58,890,156
Gas Utilities	—	5,706,721	—	5,706,721
Health Care Equipment & Supplies	43,707,854	21,748,128	—	65,455,982
Health Care Providers & Services	45,007,017	9,408,477	—	54,415,494
Health Care Technology	1,157,534	851,566	—	2,009,100
Hotels, Restaurants & Leisure	23,993,595	21,960,368	—	45,953,963
Household Durables	5,167,891	18,549,657	—	23,717,548
Household Products	19,692,904	9,932,770	—	29,625,674
Independent Power and Renewable Electricity Producers	1,110,620	1,267,383	—	2,378,003
Industrial Conglomerates	22,845,538	21,089,065	—	43,934,603
Insurance	33,728,971	76,389,936	—	110,118,907
Internet & Direct Marketing Retail	59,967,854	1,967,702	—	61,935,556
Internet Software & Services	75,723,007	3,105,204	—	78,828,211

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$64,397,133	$13,037,408	$—	$77,434,541
Leisure Products	988,294	3,148,704	—	4,136,998
Life Sciences Tools & Services	12,108,129	3,500,836	—	15,608,965
Machinery	22,176,850	37,192,611	—	59,369,461
Marine	—	2,695,003	—	2,695,003
Media	31,963,332	17,044,301	—	49,007,633
Metals & Mining	3,886,541	45,935,951	—	49,822,492
Multi-Utilities	13,534,071	14,771,650	—	28,305,721
Multiline Retail	7,108,247	4,825,063	—	11,933,310
Oil, Gas & Consumable Fuels	78,467,276	86,755,510	—	165,222,786
Paper & Forest Products	—	4,578,711	—	4,578,711
Personal Products	2,381,144	31,547,668	—	33,928,812
Pharmaceuticals	64,301,441	102,916,123	—	167,217,564
Professional Services	4,202,774	18,534,178	—	22,736,952
Real Estate Management & Development	1,543,592	61,418,579	—	62,962,171
Road & Rail	14,127,560	17,306,109	—	31,433,669
Semiconductors & Semiconductor Equipment	61,200,495	18,427,301	—	79,627,796
Software	87,415,407	23,698,288	—	111,113,695
Specialty Retail	32,965,563	11,884,501	—	44,850,064
Technology Hardware, Storage & Peripherals	63,678,508	7,573,963	—	71,252,471
Textiles, Apparel & Luxury Goods	11,858,440	31,731,720	—	43,590,160
Tobacco	14,330,924	19,416,774	—	33,747,698
Trading Companies & Distributors	3,318,420	19,383,253	—	22,701,673
Transportation Infrastructure	—	8,218,977	—	8,218,977
Water Utilities	937,131	1,324,388	—	2,261,519
Wireless Telecommunication Services	—	22,287,652	—	22,287,652
Total Common Stocks	1,525,906,124	1,499,127,982	—	3,025,034,106
Total U.S. Treasury & Government Agencies*	—	990,383,603	—	990,383,603
Total Foreign Government*	—	400,227,530	—	400,227,530
Mutual Funds
Investment Company Securities	160,745,444	427,735	—	161,173,179
Total Mutual Funds	160,745,444	427,735	—	161,173,179
Total Preferred Stocks*	—	7,996,817	—	7,996,817
Rights
Banks	—	0	—	0
Engineering & Construction	25,935	—	—	25,935
Oil & Gas	76,317	—	—	76,317
Total Rights	102,252	0	—	102,252
Total Short-Term Investments*	—	154,745,227	—	154,745,227
Total Securities Lending Reinvestments*	—	220,013,922	—	220,013,922
Total Investments	$1,686,753,820	$3,272,922,816	$—	$4,959,676,636

Collateral for Securities Loaned (Liability)	$—	$(219,907,055)	$—	$(219,907,055)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$6,362,261	$—	$6,362,261
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,853,439)	—	(2,853,439)
Total Forward Contracts	$—	$3,508,822	$—	$3,508,822
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$6,113,818	$—	$—	$6,113,818
Futures Contracts (Unrealized Depreciation)	(14,525,046)	—	—	(14,525,046)
Total Futures Contracts	$(8,411,228)	$—	$—	$(8,411,228)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$4,971,220	$—	$4,971,220

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$9,949,950	$—	$9,949,950
OTC Swap Contracts at Value (Liabilities)	—	(2,088,918)	—	(2,088,918)
Total OTC Swap Contracts	$—	$7,861,032	$—	$7,861,032

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2018 is not presented.

Transfers from Level 1 to Level 2 in the amount of $2,259,964 were due to the application of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$4,956,717,154
Affiliated investments at value (c)	2,959,482
Cash	4,419,745
Cash denominated in foreign currencies (d)	9,251,197
Cash collateral for centrally cleared swap contracts	218,565
OTC swap contracts at market value	9,949,949
Unrealized appreciation on forward foreign currency exchange contracts	6,362,261
Receivable for:
Investments sold	13,690,626
Dividends and interest	16,867,498
Interest on OTC swap contracts	20,439

Total Assets	5,020,456,916
Liabilities
OTC swap contracts at market value	2,088,918
Cash collateral for OTC swap contracts	10,510,168
Unrealized depreciation on forward foreign currency exchange contracts	2,853,439
Collateral for securities loaned	219,907,055
Payables for:
Investments purchased	11,834,697
Fund shares redeemed	1,666,450
Variation margin on futures contracts	271,062
Variation margin on centrally cleared swap contracts	1,227,684
Accrued Expenses:
Management fees	2,351,072
Distribution and service fees	990,617
Deferred trustees’ fees	110,141
Other expenses	955,462

Total Liabilities	254,766,765

Net Assets	$4,765,690,151

Net Assets Consist of:
Paid in surplus	$3,815,669,235
Undistributed net investment income	31,972,960
Accumulated net realized gain	29,736,894
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	888,311,062

Net Assets	$4,765,690,151

Net Assets
Class B	$4,765,690,151
Capital Shares Outstanding*
Class B	395,011,421
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$12.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $4,076,767,203.
(b)	Includes securities loaned at value of $214,953,953.
(c)	Identified cost of affiliated investments was $2,311,634.
(d)	Identified cost of cash denominated in foreign currencies was $9,150,806.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$50,020,335
Dividends from affiliated investments	55,014
Interest	13,105,472
Securities lending income	728,163

Total investment income	63,908,984
Expenses
Management fees	14,917,880
Administration fees	100,544
Custodian and accounting fees	384,408
Distribution and service fees—Class B	6,112,473
Interest expense	11,228
Audit and tax services	49,708
Legal	30,561
Trustees’ fees and expenses	20,711
Shareholder reporting	100,090
Insurance	15,991
Miscellaneous	112,529

Total expenses	21,856,123
Less management fee waiver	(425,067)

Net expenses	21,431,056

Net Investment Income	42,477,928

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	123,962,591
Purchased options	120,259
Affiliated investments	145,517
Futures contracts	(11,973,037)
Swap contracts	(65,895,100)
Foreign currency transactions	(3,061,604)
Forward foreign currency transactions	9,696,499

Net realized gain	52,995,125

Net change in unrealized appreciation (depreciation) on:
Investments	(197,999,908)
Purchased options	907,545
Affiliated investments	(722,618)
Futures contracts	(12,718,030)
Swap contracts	1,582,983
Foreign currency transactions	(506,661)
Forward foreign currency transactions	13,715,518

Net change in unrealized depreciation	(195,741,171)

Net realized and unrealized loss	(142,746,046)

Net Decrease in Net Assets From Operations	$(100,268,118)

(a)	Net of foreign withholding taxes of $3,460,568.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$42,477,928	$66,344,402
Net realized gain	52,995,125	34,097,734
Net change in unrealized appreciation (depreciation)	(195,741,171)	546,374,656

Increase (decrease) in net assets from operations	(100,268,118)	646,816,792

From Distributions to Shareholders
Net investment income
Class B	(78,619,337)	(74,207,879)
Net realized capital gains
Class B	(19,071,027)	0

Total distributions	(97,690,364)	(74,207,879)

Decrease in net assets from capital share transactions	(128,580,340)	(404,160,428)

Total increase (decrease) in net assets	(326,538,822)	168,448,485
Net Assets
Beginning of period	5,092,228,973	4,923,780,488

End of period	$4,765,690,151	$5,092,228,973

Undistributed net investment income
End of period	$31,972,960	$68,114,369

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	1,146,242	$14,530,244	1,400,671	$16,624,532
Reinvestments	8,007,407	97,690,364	6,230,720	74,207,879
Redemptions	(19,432,052)	(240,800,948)	(41,572,665)	(494,992,839)

Net decrease	(10,278,403)	$(128,580,340)	(33,941,274)	$(404,160,428)

Decrease derived from capital shares transactions		$(128,580,340)		$(404,160,428)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.56		$11.21	$11.11	$11.84	$11.48	$10.70

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.16	0.13	0.10	0.13	0.08
Net realized and unrealized gain (loss) on investments	(0.36)		1.37	0.27	(0.01)	0.69	1.09

Total from investment operations	(0.25)		1.53	0.40	0.09	0.82	1.17

Less Distributions
Distributions from net investment income	(0.20)		(0.18)	(0.18)	(0.40)	(0.23)	(0.15)
Distributions from net realized capital gains	(0.05)		0.00	(0.12)	(0.42)	(0.23)	(0.24)

Total distributions	(0.25)		(0.18)	(0.30)	(0.82)	(0.46)	(0.39)

Net Asset Value, End of Period	$12.06		$12.56	$11.21	$11.11	$11.84	$11.48

Total Return (%) (b)	(1.93	)(c)	13.62	3.60	0.58	7.35	11.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(d)	0.89	0.89	0.89	0.90	0.89
Net ratio of expenses to average net assets (%) (e)	0.88	(d)	0.87	0.87	0.87	0.88	0.88
Ratio of net investment income to average net assets (%)	1.74	(d)	1.32	1.18	0.88	1.15	0.74
Portfolio turnover rate (%)	11	(c)	30	34	34	37	29
Net assets, end of period (in millions)	$4,765.7		$5,092.2	$4,923.8	$4,991.8	$5,195.3	$5,064.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date was May 2, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2018, the Portfolio held $49,205,766 in the Subsidiary, representing 1.0% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular

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Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

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Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, real estate investment trust (“REIT”) adjustments, passive foreign investment companies (“PFICs”), controlled foreign corporations, distribution re-designations and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

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to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $107,869,040. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $116,152,582. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Consolidated Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(54,738,844)	$—	$—	$—	$(54,738,844)
Mutual Funds	(129,327,645)	—	—	—	(129,327,645)
U.S. Treasury & Government Agencies	(35,840,566)	—	—	—	(35,840,566)
Total	$(219,907,055)	$—	$—	$—	$(219,907,055)
Total Borrowings	$(219,907,055)	$—	$—	$—	$(219,907,055)
Gross amount of recognized liabilities for securities lending transactions					$(219,907,055)

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Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

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The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The

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Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced

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AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$4,971,220
	Unrealized appreciation on futures contracts (b) (c)	3,903,335	Unrealized depreciation on futures contracts (b) (c)	$1,313,956
Equity	OTC swap contracts at market value (d)	9,949,950
	Unrealized appreciation on futures contracts (b) (c)	2,210,483	Unrealized depreciation on futures contracts (b) (c)	13,211,090
Commodity			OTC swap contracts at market value	2,088,918
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	6,362,261	Unrealized depreciation on forward foreign currency exchange contracts	2,853,439

Total		$27,397,249		$19,467,403

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest receivable of $20,439.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$204,477	$(6,063)	$—	$198,414
Barclays Bank plc	1,542,926	(77,246)	—	1,465,680
BNP Paribas S.A.	237,619	—	—	237,619
Citibank N.A.	9,774,591	(1,883,247)	(7,891,344)	—
Goldman Sachs & Co.	204,312	—	—	204,312
HSBC Bank USA	18,869	—	—	18,869
JPMorgan Chase Bank N.A.	1,906,002	(137,209)	—	1,768,793
Morgan Stanley & Co. International plc	701,459	—	—	701,459
Standard Chartered Bank	1,280,227	—	—	1,280,227
State Street Bank and Trust	124,010	(9,950)	—	114,060
UBS AG	317,719	(317,719)	—	—

	$16,312,211	$(2,431,434)	$(7,891,344)	$5,989,433

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$6,063	$(6,063)	$—	$—
Barclays Bank plc	77,246	(77,246)	—	—
Citibank N.A.	1,883,247	(1,883,247)	—	—
Credit Suisse International	1,835,071	—	—	1,835,071
JPMorgan Chase Bank N.A.	137,209	(137,209)	—	—
Morgan Stanley Capital Services LLC	323,130	—	(323,130)	—
State Street Bank and Trust	9,950	(9,950)	—	—
UBS AG	670,441	(317,719)	—	352,722

	$4,942,357	$(2,431,434)	$(323,130)	$2,187,793

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Purchased options	$120,259	$—	$—	$—	$120,259
Forward foreign currency transactions	—	—	—	9,696,499	9,696,499
Futures contracts	(16,413,160)	3,688,377	751,746	—	(11,973,037)
Swap contracts	(50,929,290)	(14,235,576)	(730,234)	—	(65,895,100)

	$(67,222,191)	$(10,547,199)	$21,512	$9,696,499	$(68,051,379)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Purchased options	$907,545	$—	$—	$—	$907,545
Forward foreign currency transactions	—	—	—	13,715,518	13,715,518
Futures contracts	3,788,188	(16,506,218)	—	—	(12,718,030)
Swap contracts	(6,186,636)	9,858,537	(2,088,918)	—	1,582,983

	$(1,490,903)	$(6,647,681)	$(2,088,918)	$13,715,518	$3,488,016

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,270,900,181
Futures contracts long	404,737,948
Futures contracts short	(107,294,261)
Swap contracts	1,645,070,871

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$110,940,072	$408,314,665	$96,207,554	$710,467,235

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$14,917,880	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadvisor is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $ 5 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30 2018
Brighthouse Financial, Inc.	$368,201	$4,567	$(28,406)	$8,800	$(117,590)	$235,572
MetLife, Inc.	3,573,328	—	(381,107)	136,717	(605,028)	2,723,910

	$3,941,529	$4,567	$(409,513)	$145,517	$(722,618)	$2,959,482

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
Brighthouse Financial, Inc.	$—	$—	5,879
MetLife, Inc.	—	55,014	62,475

	$—	$55,014

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$4,119,702,887

Gross unrealized appreciation	1,084,072,937
Gross unrealized depreciation	(214,013,696)

Net unrealized appreciation (depreciation)	$870,059,241

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$74,207,879	$127,117,393	$—	$3,730,535	$74,207,879	$130,847,928

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$77,274,313	$19,595,270	$1,051,222,805	$—	$1,148,092,388

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $314,641.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

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Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 1.88% and 1.76%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.46%.

MARKET ENVIRONMENT / CONDITIONS

After nine years of being in a bull market (the second longest on record) and emerging from 2017 with record low volatility, a degree of complacency manifested among investors at the beginning of the year. Consequently, it only took a wage-growth number 0.3% higher than consensus expectations (2.9% vs. 2.6%) to trigger a spike in volatility, with the CBOE VIX Index more than quadrupling during trading on February 5th, and the market subsequently falling approximately 10% over the span of two weeks. The growth in wages made investors anxious that the Federal Reserve (the “Fed”) would raise rates sooner than expected in an effort to tame inflation, and that the end of the bull market would consequently come sooner than anticipated. The Fed, however, tends to be less fickle than equity markets, relying on significantly more data than a single monthly input. The central bank did not deviate from their official plan for interest rate increases, and there have only been two rate hikes so far in 2018. In this time, the federal funds rate target range has been pushed to between 1.75% and 2%, and two additional rate hikes are expected before the year is over. At the same time, the Fed is actively reducing the size of its balance sheet by capping the reinvestments of principal payments from its Treasuries and Mortgage-Backed Securities holdings. As of July 2018, the Fed is letting its balance sheet shrink by an average of $40 billion per month, after reducing its balance sheet from approximately $4.44 trillion to $4.28 trillion over the first six months of the year. However, long-term rates have barely moved so far this year, with 30-year rates up just 20 basis points from 2.8% to 3%. Meanwhile, the 2-year rate has moved from 1.8% to 2.4%, resulting in a significant flattening of the yield curve.

In addition to inflation concerns, the market has been preoccupied with the evolving “trade war”. President Trump’s first volley was establishing tariffs on steel and aluminum, a move that was quickly reciprocated by China, Canada, and the European Union, leading to additional back and forth tariffs. This added to the volatility not just in the U.S., but in foreign developed markets and, in particular, emerging markets, with the latter being perceived as the biggest losers in a potential global trade war.

Despite the headline fears and an observed increase in volatility, a constellation of various economic data points optimistically suggests that 2018 may be one of the highest-growth years since the recession of ’08-‘09. As such, real gross domestic product increased at an estimated annual rate of 2.2% during the first quarter of 2018 and 4.1% during the second quarter. Although growth above 3% is expected to be only temporary (a direct result of the recently implemented tax cuts), there are strong fundamental arguments for continued moderate growth after 2018. For example, unemployment hit a record low of 3.8% in May (the lowest since the late 1960’s) before subsequently increasing to 4%. Disposable personal income and consumer spending both are at new all-time highs (although, as an ominous point that should be noted, consumer debt is setting new highs as well and is poised to reach $4 trillion by the end of the year). Capital expenditures by businesses are on track to grow approximately 26% for the first quarter (although from a depressed base), all this data in combination fuels hopes for continued economic expansion. Finally, the Trump administration has made significant progress in their efforts to reduce regulation, a move that market participants believe will help businesses grow.

All in all, U.S. equities were the best returning asset class for the first half of 2018, with the S&P 500 Index returning 2.7% and the Russell 2000 Index returning 7.7%. Non-U.S. equities, on the other hand, were a drag on globally diversified portfolios, with foreign developed equities and emerging market equities returning -2.8% and -6.7% respectively, as measured by the MSCI EAFE and the MSCI Emerging Market indices. The rising interest rates also took a toll on fixed income investors, as the Bloomberg Barclays U.S. Aggregate Bond Index fell 1.6%, while the Bloomberg Barclays Global Treasury Index did slightly better, falling only 0.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Balanced Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

Over the six-month period, the Portfolio outperformed the Dow Jones Moderate Index. The Portfolio primarily outpaced the benchmark due to strong performance from the underlying domestic and international equity funds. In addition, a favorable overweight to equities offset the negative impact of underweights to U.S. Mid Cap and U.S. Small Cap equity.

Contribution from the domestic equity funds to relative performance was positive, as strong relative performance in three out of six underlying funds supported returns. One of the strongest performers was the American Funds IS Growth Fund, which outpaced its benchmark significantly as a result of large overweight positions to Consumer Discretionary and Technology, and strong security selection within Consumer Discretionary, Healthcare, and Industrials. Another strong performer was the American Funds AMCAP Fund, which benefitted from strong security selection within Consumer Discretionary, Healthcare, and Industrials, as well as an underweight to Financials. Detracting from relative performance was the American Funds IS Blue Chip Income & Growth Fund, which suffered from poor security selection within Consumer Staples and Financial Services, as well as an overweight to Telecommunications and an underweight to Technology.

Non-domestic equity funds generally delivered positive contributions to performance. Most notably, the American Funds IS International

BHFTI-1

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Fund significantly outperformed its benchmark, driven by beneficial security selection within Industrials, Utilities, and Financial Services. The American Funds IS Global Small Cap Fund also aided relative performance and outpaced its benchmark due to an overweight position in Healthcare and strong security selection in Healthcare and Financials. At the other end of the spectrum was the American Funds IS New World Fund, which significantly underperformed its benchmark. Security selection in Financials, Information Technology, and Consumer Discretionary weighed heavily on results.

Contribution from fixed income was slightly positive over the six-month period. The strongest performer was the American Funds IS High-Income Bond Fund, slightly outperforming its benchmark largely due to positions within municipal bonds, while holding of U.S. Treasuries detracted from results. On the other hand, the American Funds IS Bond Fund detracted from results due to suboptimal security selection within U.S Treasuries and an overweight to High Yield bonds. Finally, the American Funds IS Global Bond Fund had a negative impact on performance due to security selection within Emerging Market bonds and U.S. Agency bonds.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
American Funds Balanced Allocation Portfolio
Class B	1.88	9.92	8.90	6.99
Class C	1.76	9.74	8.59	6.67
Dow Jones Moderate Index	0.46	7.83	7.33	6.40

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	13.1
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	11.1
American Funds Growth-Income Fund (Class 1)	9.1
American Funds Growth Fund (Class 1)	9.0
American Funds Blue Chip Income and Growth Fund (Class 1)	8.1
American Funds American Mutual Fund (Class R-6)	8.1
American Funds Fundamental Investors Fund (Class R-6)	8.1
American Funds AMCAP Fund (Class R-6)	8.0
American Funds International Growth and Income Fund (Class 1)	7.8
American Funds International Fund (Class 1)	5.9

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	50.3
Investment Grade Fixed Income	24.1
International Developed Market Equities	13.8
High Yield Fixed Income	4.0
Global Equities	3.0
Global Fixed Income	2.9
Emerging Market Equities	1.9

BHFTI-3

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class B (a)	Actual	0.73%	$1,000.00	$1,018.80	$3.65
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class C (a)	Actual	1.03%	$1,000.00	$1,017.60	$5.15
	Hypothetical*	1.03%	$1,000.00	$1,019.69	$5.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Schedule of Investments as of June 30, 2018

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	11,355,511	$382,567,166
American Funds American Mutual Fund (Class R-6)	9,479,465	385,245,458
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	27,835,714	385,246,281
American Funds Bond Fund (Class 1) (a)	58,895,112	622,521,338
American Funds Fundamental Investors Fund (Class R-6)	6,137,964	384,359,325
American Funds Global Bond Fund (Class 1) (a)	12,011,496	139,693,698
American Funds Global Small Capitalization Fund (Class 1) (a)	5,547,188	141,064,991
American Funds Growth Fund (Class 1) (a)	5,556,662	429,918,920
American Funds Growth-Income Fund (Class 1)	8,662,371	431,905,806
American Funds High-Income Bond Fund (Class 1) (a)	18,896,168	191,418,182
American Funds International Fund (Class 1) (a)	13,706,986	283,323,398
American Funds International Growth and Income Fund (Class 1) (a)	21,479,307	372,236,383

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	3,903,638	92,203,937
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	44,351,470	528,226,006

Total Mutual Funds (Cost $4,274,859,067)		4,769,930,889

Total Investments—100.1% (Cost $4,274,859,067)		4,769,930,889
Other assets and liabilities (net)—(0.1)%		(2,637,264)

Net Assets—100.0%		$4,767,293,625

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,769,930,889	$—	$—	$4,769,930,889
Total Investments	$4,769,930,889	$—	$—	$4,769,930,889

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a)	$1,676,281,692
Affiliated investments at value (b)	3,093,649,197
Receivable for:
Investments sold	804,626
Affiliated investments sold	733,951
Fund shares sold	12,592

Total Assets	4,771,482,058
Liabilities
Payables for:
Affiliated investments purchased	91
Fund shares redeemed	1,551,079
Accrued Expenses:
Management fees	228,575
Distribution and service fees	2,172,750
Deferred trustees’ fees	125,633
Other expenses	110,305

Total Liabilities	4,188,433

Net Assets	$4,767,293,625

Net Assets Consist of:
Paid in surplus	$4,033,839,058
Undistributed net investment income	3,724,297
Accumulated net realized gain	234,658,448
Unrealized appreciation on investments and affiliated investments	495,071,822

Net Assets	$4,767,293,625

Net Assets
Class B	$9,831,119
Class C	4,757,462,506
Capital Shares Outstanding*
Class B	971,315
Class C	473,082,211
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.12
Class C	10.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,331,892,877.
(b)	Identified cost of affiliated investments was $2,942,966,190.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$8,165,275
Dividends from affiliated investments	11,098,496

Total investment income	19,263,771
Expenses
Management fees	1,402,414
Administration fees	11,039
Custodian and accounting fees	13,232
Distribution and service fees—Class B	12,827
Distribution and service fees—Class C	13,352,786
Audit and tax services	15,700
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	39,534
Insurance	15,355
Miscellaneous	12,662

Total expenses	14,917,834

Net Investment Income	4,345,937

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	55,210,888
Affiliated investments	46,344,080
Capital gain distributions from Underlying Portfolios	44,475,143
Capital gain distributions from affiliated investments	92,354,276

Net realized gain	238,384,387

Net change in unrealized depreciation on:
Investments	(36,342,688)
Affiliated investments	(120,489,011)

Net change in unrealized depreciation	(156,831,699)

Net realized and unrealized gain	81,552,688

Net Increase in Net Assets From Operations	$85,898,625

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,345,937	$58,914,624
Net realized gain	238,384,387	263,325,924
Net change in unrealized appreciation (depreciation)	(156,831,699)	428,579,023

Increase in net assets from operations	85,898,625	750,819,571

From Distributions to Shareholders
Net investment income
Class B	(181,258)	(159,160)
Class C	(69,276,760)	(71,715,057)
Net realized capital gains
Class B	(536,222)	(445,987)
Class C	(252,238,460)	(240,889,036)

Total distributions	(322,232,700)	(313,209,240)

Increase (decrease) in net assets from capital share transactions	33,055,052	(80,781,381)

Total increase (decrease) in net assets	(203,279,023)	356,828,950

Net Assets
Beginning of period	4,970,572,648	4,613,743,698

End of period	$4,767,293,625	$4,970,572,648

Undistributed net investment income
End of period	$3,724,297	$68,836,378

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	91,336	$988,888	83,769	$857,594
Reinvestments	70,066	717,480	61,250	605,147
Redemptions	(100,241)	(1,040,711)	(89,827)	(928,810)

Net increase	61,161	$665,657	55,192	$533,931

Class C
Sales	4,903,196	$52,429,909	11,932,268	$121,147,287
Reinvestments	31,614,082	321,515,220	31,833,411	312,604,093
Redemptions	(31,947,723)	(341,555,734)	(50,607,777)	(515,066,692)

Net increase (decrease)	4,569,555	$32,389,395	(6,842,098)	$(81,315,312)

Increase (decrease) derived from capital shares transactions		$33,055,052		$(80,781,381)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.67		$9.76	$10.07	$10.84	$11.50	$10.51

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.16	0.15	0.16	0.20	0.16
Net realized and unrealized gain (loss) on investments	0.18		1.46	0.60	(0.17)	0.46	1.71

Total from investment operations	0.21		1.62	0.75	(0.01)	0.66	1.87

Less Distributions
Distributions from net investment income	(0.19)		(0.19)	(0.20)	(0.19)	(0.19)	(0.19)
Distributions from net realized capital gains	(0.57)		(0.52)	(0.86)	(0.57)	(1.13)	(0.69)

Total distributions	(0.76)		(0.71)	(1.06)	(0.76)	(1.32)	(0.88)

Net Asset Value, End of Period	$10.12		$10.67	$9.76	$10.07	$10.84	$11.50

Total Return (%) (b)	1.88	(c)	17.19	8.04	(0.33)	6.38	18.91

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (f)	0.49	(e)	1.55	1.55	1.49	1.81	1.52
Portfolio turnover rate (%)	4	(c)	6	8	9	7	33
Net assets, end of period (in millions)	$9.8		$9.7	$8.3	$7.1	$5.8	$4.5

	Class C
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.59		$9.69	$9.99	$10.76	$11.42	$10.44

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.12	0.12	0.11	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.19		1.46	0.61	(0.16)	0.47	1.69

Total from investment operations	0.20		1.58	0.73	(0.05)	0.62	1.82

Less Distributions
Distributions from net investment income	(0.16)		(0.16)	(0.17)	(0.15)	(0.15)	(0.15)
Distributions from net realized capital gains	(0.57)		(0.52)	(0.86)	(0.57)	(1.13)	(0.69)

Total distributions	(0.73)		(0.68)	(1.03)	(0.72)	(1.28)	(0.84)

Net Asset Value, End of Period	$10.06		$10.59	$9.69	$9.99	$10.76	$11.42

Total Return (%) (b)	1.76	(c)	16.86	7.81	(0.71)	6.05	18.53

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.61	(e)	0.61	0.61	0.61	0.61	0.61
Ratio of net investment income to average net assets (%) (f)	0.18	(e)	1.22	1.28	1.05	1.36	1.17
Portfolio turnover rate (%)	4	(c)	6	8	9	7	33
Net assets, end of period (in millions)	$4,757.5		$4,960.9	$4,605.4	$4,522.1	$4,909.1	$4,894.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement. Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-9

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$208,904,751	$0	$357,043,870

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$1,402,414	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-10

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B and Class C Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class C distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated Issuers during the six months ended June 30, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
American Funds Blue Chip Income and Growth Fund (Class 1)	$411,322,715	$31,344,064	$(28,793,262)	$9,125,174	$(37,752,410)	$385,246,281
American Funds Bond Fund (Class 1)	609,172,129	29,470,678	(1,619,693)	34,357	(14,536,133)	622,521,338
American Funds Global Bond Fund (Class 1)	142,790,627	2,319,233	(2,459,097)	253,440	(3,210,505)	139,693,698
American Funds Global Small Capitalization Fund (Class 1)	152,423,568	6,213,637	(18,262,896)	5,561,092	(4,870,410)	141,064,991
American Funds Growth Fund (Class 1)	455,645,143	42,827,039	(69,448,417)	21,207,146	(20,311,991)	429,918,920
American Funds High-Income Bond Fund (Class 1)*	198,362,516	2,126,600	(7,921,013)	(220,433)	(929,488)	191,418,182
American Funds International Fund (Class 1)	304,369,777	14,028,224	(21,632,263)	6,330,044	(19,772,384)	283,323,398
American Funds International Growth and Income Fund (Class 1)*	407,209,321	1,594,044	(28,878,581)	4,276,002	(11,964,403)	372,236,383
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)*	513,050,363	26,137,222	(3,597,550)	(222,742)	(7,141,287)	528,226,006

	$3,194,346,159	$156,060,741	$(182,612,772)	$46,344,080	$(120,489,011)	$3,093,649,197

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of June 30, 2018. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
American Funds Blue Chip Income and Growth Fund (Class 1)	$29,509,586	$1,648,595	27,835,714
American Funds Bond Fund (Class 1)	849,795	2,637,294	58,895,112
American Funds Global Bond Fund (Class 1)	479,967	321,172	12,011,496
American Funds Global Small Capitalization Fund (Class 1)	6,094,078	119,523	5,547,188
American Funds Growth Fund (Class 1)	42,131,316	628,902	5,556,662
American Funds High-Income Bond Fund (Class 1)	—	2,064,801	18,896,168
American Funds International Fund (Class 1)	13,289,534	655,081	13,706,986
American Funds International Growth and Income Fund (Class 1)	—	1,281,254	21,479,307
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	—	1,741,874	44,351,470

	$92,354,276	$11,098,496

BHFTI-11

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$4,278,233,902

Gross unrealized appreciation	561,352,255
Gross unrealized depreciation	(69,655,268)

Net unrealized appreciation (depreciation)	$491,696,987

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$71,874,216	$73,690,116	$241,335,023	$383,397,734	$313,209,239	$457,087,850

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$68,966,246	$252,423,575	$648,528,686	$—	$969,918,507

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 2.78% and 2.60%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 0.94%.

MARKET ENVIRONMENT / CONDITIONS

After nine years of being in a bull market (the second longest on record) and emerging from 2017 with record low volatility, a degree of complacency manifested among investors at the beginning of the year. Consequently, it only took a wage-growth number 0.3% higher than consensus expectations (2.9% vs. 2.6%) to trigger a spike in volatility, with the CBOE VIX index more than quadrupling during trading on February 5th, and the market subsequently falling approximately 10% over the span of two weeks. The growth in wages made investors anxious that the Federal Reserve (the “Fed”) would raise rates sooner than expected in an effort to tame inflation, and that the end of the bull market would consequently come sooner than anticipated. The Fed, however, tends to be less fickle than equity markets, relying on significantly more data than a single monthly input. The central bank did not deviate from their official plan for interest rate increases, and there have only been two rate hikes so far in 2018. In this time, the federal funds rate target range has been pushed to between 1.75% and 2%, and two additional rate hikes are expected before the year is over. At the same time, the Fed is actively reducing the size of its balance sheet by capping the reinvestments of principal payments from its Treasuries and Mortgage-Backed Securities holdings. As of July 2018, the Fed is letting its balance sheet shrink by an average of $40 billion per month, after reducing its balance sheet from approximately $4.44 trillion to $4.28 trillion over the first six months of the year. However, long-term rates have barely moved so far this year, with 30-year rates up just 20 basis points from 2.8% to 3%. Meanwhile, the 2-year rate has moved from 1.8% to 2.4%, resulting in a significant flattening of the yield curve.

In addition to inflation concerns, the market has been preoccupied with the evolving “trade war”. President Trump’s first volley was establishing tariffs on steel and aluminum, a move that was quickly reciprocated by China, Canada, and the European Union, leading to additional back and forth tariffs. This added to the volatility not just in the U.S., but in foreign developed markets and, in particular, emerging markets, with the latter being perceived as the biggest losers in a potential global trade war.

Despite the headline fears and an observed increase in volatility, a constellation of various economic data points optimistically suggests that 2018 may be one of the highest-growth years since the recession of ’08-‘09. As such, real gross domestic product increased at an estimated annual rate of 2.2% during the first quarter of 2018 and 4.1% during the second quarter. Although growth above 3% is expected to be only temporary (a direct result of the recently implemented tax cuts), there are strong fundamental arguments for continued moderate growth after 2018. For example, unemployment hit a record low of 3.8% in May (the lowest since the late 1960’s) before subsequently increasing to 4%. Disposable personal income and consumer spending both are at new all-time highs (although, as an ominous point that should be noted, consumer debt is setting new highs as well and is poised to reach $4 trillion by the end of the year). Capital expenditures by businesses are on track to grow approximately 26% for the first quarter (although from a depressed base), all this data in combination fuels hopes for continued economic expansion. Finally, the Trump administration has made significant progress in their efforts to reduce regulation, a move that market participants believe will help businesses grow.

All in all, U.S. equities were the best returning asset class for the first half of 2018, with the S&P 500 index returning 2.7% and the Russell 2000 small cap index returning 7.7%. Non-U.S. equities, on the other hand, were a drag on globally diversified portfolios, with foreign developed equities and emerging market equities returning -2.8% and -6.7% respectively, as measured by the MSCI EAFE and the MSCI Emerging Market indices. The rising interest rates also took a toll on fixed income investors, as the Bloomberg Barclays U.S. Aggregate Bond Index fell 1.6%, while the Bloomberg Barclays Global Treasury Index did slightly better, falling only 0.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Growth Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

Over the six-month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Index. The Portfolio primarily outpaced the benchmark due to strong performance by the underlying domestic and international equity funds. In addition, a favorable overweight to equities offset the negative impact of underweights to U.S. Mid Cap and U.S. Small Cap equity.

Contribution from the domestic equity funds to relative performance was positive, as strong relative performance in three out of six underlying funds supported returns. One of the strongest performers was the American Funds IS Growth Fund, which outpaced its benchmark significantly as a result of large overweight positions to Consumer Discretionary and Technology, and strong security selection within Consumer Discretionary, Healthcare, and Industrials. Another strong performer was the American Funds AMCAP Fund, which benefitted from strong security selection within Consumer Discretionary, Healthcare, and Industrials, as well as an underweight to Financials. Detracting from relative performance was the American Funds IS Blue Chip Income & Growth Fund, which suffered from poor security selection within Consumer Staples and Financial Services, as well as an overweight to Telecommunications and an underweight to Technology.

Non-domestic equity funds generally delivered positive contributions to performance. Most notably, the American Funds IS International

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Fund significantly outperformed its benchmark, driven by beneficial security selection within Industrials, Utilities, and Financial Services. The American Funds IS Global Small Cap Fund also aided relative performance and outpaced its benchmark due to an overweight position in Healthcare and strong security selection in Healthcare and Financials. At the other end of the spectrum was the American Funds IS New World Fund, which significantly underperformed its benchmark. Security selection in Financials, Information Technology, and Consumer Discretionary weighed heavily on results.

Contribution from fixed income was slightly positive over the six-month period. The strongest performer was the American Funds IS High-Income Bond Fund, slightly outperforming its benchmark largely due to positions within municipal bonds, while holding of U.S. Treasuries detracted from results. On the other hand, the American Funds IS Bond Fund detracted from results due to poor security selection within U.S Treasuries and an overweight to High Yield bonds. Finally, the American Funds IS Global Bond Fund had a negative impact on performance due to security selection within Emerging Market bonds and U.S. Agency bonds.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
American Funds Growth Allocation Portfolio
Class B	2.78	13.28	10.89	7.77
Class C	2.60	12.83	10.56	7.43
Dow Jones Moderately Aggressive Index	0.94	10.37	9.06	7.35

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 80% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	12.1
American Funds Fundamental Investors Fund (Class R-6)	11.1
American Funds Growth Fund (Class 1)	11.1
American Funds American Mutual Fund (Class R-6)	10.1
American Funds Blue Chip Income and Growth Fund (Class 1)	10.1
American Funds Growth-Income Fund (Class 1)	10.1
American Funds International Growth and Income Fund (Class 1)	9.7
American Funds International Fund (Class 1)	7.9
American Funds Global Small Capitalization Fund (Class 1)	4.9
American Funds Bond Fund (Class 1)	4.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	64.7
International Developed Market Equities	17.6
Investment Grade Fixed Income	5.0
Global Equities	4.9
High Yield Fixed Income	3.0
Emerging Market Equities	2.9
Global Fixed Income	2.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class B (a)	Actual	0.74%	$1,000.00	$1,027.80	$3.72
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class C (a)	Actual	1.04%	$1,000.00	$1,026.00	$5.22
	Hypothetical*	1.04%	$1,000.00	$1,019.64	$5.21

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	11,416,161	$384,610,471
American Funds American Mutual Fund (Class R-6)	7,908,312	321,393,791
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	23,218,182	321,339,633
American Funds Bond Fund (Class 1)	12,022,965	127,082,741
American Funds Fundamental Investors Fund (Class R-6)	5,637,683	353,031,692
American Funds Global Bond Fund (Class 1)	5,340,173	62,106,207
American Funds Global Small Capitalization Fund (Class 1) (a)	6,169,375	156,887,216
American Funds Growth Fund (Class 1)	4,552,301	352,211,536
American Funds Growth-Income Fund (Class 1)	6,438,511	321,024,169
American Funds High-Income Bond Fund (Class 1) (a)	9,432,930	95,555,580
American Funds International Fund (Class 1) (a)	12,069,529	249,477,159
American Funds International Growth and Income Fund (Class 1) (a)	17,815,904	308,749,609

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	3,874,437	91,514,190
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	2,675,048	31,859,818

Total Mutual Funds (Cost $2,683,391,930)		3,176,843,812

Total Investments—100.1% (Cost $2,683,391,930)		3,176,843,812
Other assets and liabilities (net)—(0.1)%		(1,822,510)

Net Assets—100.0%		$3,175,021,302

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,176,843,812	$—	$—	$3,176,843,812
Total Investments	$3,176,843,812	$—	$—	$3,176,843,812

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a)	$2,044,834,615
Affiliated investments at value (b)	1,132,009,197
Receivable for:
Investments sold	535,641
Affiliated investments sold	314,386
Fund shares sold	550,583

Total Assets	3,178,244,422
Liabilities
Payables for:
Fund shares redeemed	1,400,610
Accrued Expenses:
Management fees	162,590
Distribution and service fees	1,443,262
Deferred trustees’ fees	125,633
Other expenses	91,025

Total Liabilities	3,223,120

Net Assets	$3,175,021,302

Net Assets Consist of:
Paid in surplus	$2,520,714,777
Undistributed net investment income	1,872,841
Accumulated net realized gain	158,981,802
Unrealized appreciation on investments and affiliated investments	493,451,882

Net Assets	$3,175,021,302

Net Assets
Class B	$24,851,358
Class C	3,150,169,944
Capital Shares Outstanding*
Class B	2,510,340
Class C	321,028,333
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.90
Class C	9.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,681,300,216.
(b)	Identified cost of affiliated investments was $1,002,091,714.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$8,189,590
Dividends from affiliated investments	4,162,781

Total investment income	12,352,371
Expenses
Management fees	989,832
Administration fees	11,039
Custodian and accounting fees	13,232
Distribution and service fees—Class B	30,944
Distribution and service fees—Class C	8,774,525
Audit and tax services	15,699
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	26,977
Insurance	9,856
Miscellaneous	8,042

Total expenses	9,922,431

Net Investment Income	2,429,940

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	46,816,270
Affiliated investments	14,196,973
Capital gain distributions from Underlying Portfolios	71,279,790
Capital gain distributions from affiliated investments	42,980,501

Net realized gain	175,273,534

Net change in unrealized depreciation on:
Investments	(34,997,868)
Affiliated investments	(57,266,240)

Net change in unrealized depreciation	(92,264,108)

Net realized and unrealized gain	83,009,426

Net Increase in Net Assets From Operations	$85,439,366

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,429,940	$34,011,495
Net realized gain	175,273,534	192,622,100
Net change in unrealized appreciation (depreciation)	(92,264,108)	365,426,717

Increase in net assets from operations	85,439,366	592,060,312

From Distributions to Shareholders
Net investment income
Class B	(371,084)	(328,317)
Class C	(37,815,303)	(37,995,963)
Net realized capital gains
Class B	(1,416,224)	(1,382,385)
Class C	(180,973,235)	(194,539,331)

Total distributions	(220,575,846)	(234,245,996)

Increase in net assets from capital share transactions	70,123,700	17,692,728

Total increase (decrease) in net assets	(65,012,780)	375,507,044

Net Assets
Beginning of period	3,240,034,082	2,864,527,038

End of period	$3,175,021,302	$3,240,034,082

Undistributed net investment income
End of period	$1,872,841	$37,629,288

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	105,448	$1,108,383	197,280	$1,934,206
Reinvestments	177,488	1,787,308	182,183	1,710,702
Redemptions	(130,783)	(1,373,972)	(198,153)	(1,943,336)

Net increase	152,153	$1,521,719	181,310	$1,701,572

Class C
Sales	6,849,329	$71,504,176	14,480,283	$140,692,832
Reinvestments	21,922,699	218,788,538	24,976,938	232,535,294
Redemptions	(21,186,786)	(221,690,733)	(36,712,559)	(357,236,970)

Net increase	7,585,242	$68,601,981	2,744,662	$15,991,156

Increase derived from capital shares transactions		$70,123,700		$17,692,728

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.36		$9.23	$9.57	$10.43	$11.76	$10.10

Income (Loss) from Investment Operations
Net investment income (a)	0.02		0.14	0.13	0.13	0.18	0.16
Net realized and unrealized gain (loss) on investments	0.28		1.78	0.68	(0.14)	0.47	2.27

Total from investment operations	0.30		1.92	0.81	(0.01)	0.65	2.43

Less Distributions
Distributions from net investment income	(0.16)		(0.15)	(0.16)	(0.17)	(0.16)	(0.15)
Distributions from net realized capital gains	(0.60)		(0.64)	(0.99)	(0.68)	(1.82)	(0.62)

Total distributions	(0.76)		(0.79)	(1.15)	(0.85)	(1.98)	(0.77)

Net Asset Value, End of Period	$9.90		$10.36	$9.23	$9.57	$10.43	$11.76

Total Return (%) (b)	2.78	(c)	21.71	9.28	(0.51)	6.72	25.44

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (f)	0.46	(e)	1.44	1.43	1.28	1.67	1.44
Portfolio turnover rate (%)	5	(c)	7	9	8	9	42
Net assets, end of period (in millions)	$24.9		$24.4	$20.1	$19.3	$17.5	$14.2

	Class C
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.26		$9.15	$9.49	$10.34	$11.67	$10.02

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.11	0.11	0.09	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.27		1.77	0.67	(0.12)	0.47	2.26

Total from investment operations	0.28		1.88	0.78	(0.03)	0.61	2.38

Less Distributions
Distributions from net investment income	(0.13)		(0.13)	(0.13)	(0.14)	(0.12)	(0.11)
Distributions from net realized capital gains	(0.60)		(0.64)	(0.99)	(0.68)	(1.82)	(0.62)

Total distributions	(0.73)		(0.77)	(1.12)	(0.82)	(1.94)	(0.73)

Net Asset Value, End of Period	$9.81		$10.26	$9.15	$9.49	$10.34	$11.67

Total Return (%) (b)	2.60	(c)	21.34	8.96	(0.76)	6.39	25.11

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (f)	0.15	(e)	1.10	1.19	0.92	1.29	1.10
Portfolio turnover rate (%)	5	(c)	7	9	8	9	42
Net assets, end of period (in millions)	$3,150.2		$3,215.6	$2,844.4	$2,816.9	$2,999.2	$2,951.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$148,182,977	$0	$181,997,020

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$989,832	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-10

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B and Class C Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class C distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated Issuers during the six months ended June 30, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
American Funds Blue Chip Income and Growth Fund (Class 1)	$326,144,003	$28,345,114	$(9,071,683)	$2,877,685	$(26,955,486)	$321,339,633
American Funds Global Small Capitalization Fund (Class 1)	162,405,390	6,928,238	(12,910,633)	7,211,062	(6,746,841)	156,887,216
American Funds High-Income Bond Fund (Class 1)	93,904,164	3,204,528	(974,322)	(106,030)	(472,760)	95,555,580
American Funds International Fund (Class 1)	259,925,576	12,660,521	(10,968,326)	2,529,495	(14,670,107)	249,477,159
American Funds International Growth and Income Fund (Class 1)*	324,110,545	3,316,441	(11,941,092)	1,684,761	(8,421,046)	308,749,609

	$1,166,489,678	$54,454,842	$(45,866,056)	$14,196,973	$(57,266,240)	$1,132,009,197

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of June 30, 2018. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
American Funds Blue Chip Income and Growth Fund (Class 1)	$24,526,417	$1,370,203	23,218,182
American Funds Global Small Capitalization Fund (Class 1)	6,759,200	132,568	6,169,375
American Funds High-Income Bond Fund (Class 1)	—	1,021,601	9,432,930
American Funds International Fund (Class 1)	11,694,884	576,476	12,069,529
American Funds International Growth and Income Fund (Class 1)	—	1,061,933	17,815,904

	$42,980,501	$4,162,781

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTI-11

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$2,699,401,497

Gross unrealized appreciation	509,803,789
Gross unrealized depreciation	(32,361,474)

Net unrealized appreciation (depreciation)	$477,442,315

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$38,324,280	$36,612,444	$195,921,716	$284,569,055	$234,245,996	$321,181,499

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$37,759,156	$182,107,297	$569,706,423	$—	$789,572,876

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no accumulated capital losses no pre-enactment accumulated capital loss carryforwards.

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Portfolio

For the six months ended June 30, 2018, the American Funds Growth Portfolio had a return of 9.67% for Class C versus 2.65% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
American Funds Growth Portfolio
Class C	9.67	22.11	15.75	9.82
S&P 500 Index	2.65	14.37	13.42	10.17

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a marketweighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class C (a)	Actual	0.91%	$1,000.00	$1,096.70	$4.73
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (a) (Cost $1,053,782,079)	16,037,645	$1,240,832,561

Total Investments—100.1% (Cost $1,053,782,079)		1,240,832,561
Other assets and liabilities (net)—(0.1)%		(784,373)

Net Assets—100.0%		$1,240,048,188

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$1,240,832,561	$—	$—	$1,240,832,561
Total Investments	$1,240,832,561	$—	$—	$1,240,832,561

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Affiliated investments at value (a)	$1,240,832,561
Receivable for:
Affiliated investments sold	427,718
Fund shares sold	10,733

Total Assets	1,241,271,012
Liabilities
Payables for:
Fund shares redeemed	438,450
Accrued Expenses:
Distribution and service fees	567,103
Deferred trustees’ fees	125,634
Other expenses	91,637

Total Liabilities	1,222,824

Net Assets	$1,240,048,188

Net Assets Consist of:
Paid in surplus	$891,893,003
Distributions in excess of net investment income	(1,977,195)
Accumulated net realized gain	163,081,898
Unrealized appreciation on affiliated investments	187,050,482

Net Assets	$1,240,048,188

Net Assets
Class C	$1,240,048,188
Capital Shares Outstanding*
Class C	117,290,432
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$10.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,053,782,079.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends from Master Fund	$1,799,455

Total investment income	1,799,455
Expenses
Administration fees	11,039
Custodian and accounting fees	13,231
Distribution and service fees—Class C	3,403,162
Audit and tax services	15,700
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	25,621
Insurance	3,831
Miscellaneous	3,541

Total expenses	3,518,410

Net Investment Loss	(1,718,955)

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	44,429,979
Capital gain distributions from Master Fund	120,548,838

Net realized gain	164,978,817

Net change in unrealized depreciation on affiliated investments	(48,002,604)

Net realized and unrealized gain	116,976,213

Net Increase in Net Assets From Operations	$115,257,258

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,718,955)	$1,888,111
Net realized gain	164,978,817	176,721,415
Net change in unrealized appreciation (depreciation)	(48,002,604)	112,875,963

Increase in net assets from operations	115,257,258	291,485,489

From Distributions to Shareholders
Net investment income
Class C	(4,789,295)	(4,765,972)
Net realized capital gains
Class C	(171,599,434)	(125,398,026)

Total distributions	(176,388,729)	(130,163,998)

Increase (decrease) in net assets from capital share transactions	68,837,722	(33,290,471)

Total increase in net assets	7,706,251	128,031,020

Net Assets
Beginning of period	1,232,341,937	1,104,310,917

End of period	$1,240,048,188	$1,232,341,937

Accumulated undistributed net investment income (loss)
End of period	$(1,977,195)	$4,531,055

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class C
Sales	2,872,601	$33,682,785	4,808,616	$50,933,911
Reinvestments	16,408,254	176,388,729	12,964,542	130,163,998
Redemptions	(12,070,682)	(141,233,792)	(20,105,661)	(214,388,380)

Net increase (decrease)	7,210,173	$68,837,722	(2,332,503)	$(33,290,471)

Increase (decrease) derived from capital shares transactions		$68,837,722		$(33,290,471)

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.19		$9.82	$12.11	$12.58	$12.46	$10.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.02	0.05	0.03	0.11	0.07
Net realized and unrealized gain on investments	1.13		2.58	0.78	0.80	0.82	2.82

Total from investment operations	1.11		2.60	0.83	0.83	0.93	2.89

Less Distributions
Distributions from net investment income	(0.05)		(0.05)	(0.04)	(0.12)	(0.07)	(0.05)
Distributions from net realized capital gains	(1.68)		(1.18)	(3.08)	(1.18)	(0.74)	(0.56)

Total distributions	(1.73)		(1.23)	(3.12)	(1.30)	(0.81)	(0.61)

Net Asset Value, End of Period	$10.57		$11.19	$9.82	$12.11	$12.58	$12.46

Total Return (%) (b)	9.67	(c)	27.90	9.10	6.49	8.18	29.78

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.57	(e)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	(0.28	)(e)	0.16	0.45	0.28	0.89	0.60
Portfolio turnover rate (%)	9	(c)	11	10	10	9	4
Net assets, end of period (in millions)	$1,240.0		$1,232.3	$1,104.3	$1,088.1	$1,108.5	$1,086.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of June 30, 2018, the Portfolio owned approximately 5% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Master Fund are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAV of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from the Master Fund. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Master Fund manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Master Fund undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investments in the Master Fund, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$124,051,854	$0	$112,771,971

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class C Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00%, of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan is currently limited to payments at an annual rate equal to and 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and services fees in the Statement of Operations.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Master Fund

A summary of the Portfolio’s transactions in the securities of the Master Fund during the six months ended June 30, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
American Funds Growth Fund (Class 1)	$1,233,125,303	$124,051,854	$(112,771,971)	$44,429,979	$(48,002,604)	$1,240,832,561

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30 2018
American Funds Growth Fund (Class 1)	$120,548,838	$1,799,455	16,037,645

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,055,444,148

Gross unrealized appreciation	187,050,482
Gross unrealized depreciation	(1,662,069)

Net unrealized appreciation (depreciation)	$185,388,413

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$4,765,972	$3,154,033	$125,398,026	$270,107,883	$130,163,998	$273,261,916

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$4,660,923	$171,364,586	$233,391,017	$—	$409,416,526

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-10

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 0.80% and 0.64%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.46%.

MARKET ENVIRONMENT / CONDITIONS

After nine years of being in a bull market (the second longest on record) and emerging from 2017 with record low volatility, a degree of complacency manifested among investors at the beginning of the year. Consequently, it only took a wage-growth number 0.3% higher than consensus expectations (2.9% vs. 2.6%) to trigger a spike in volatility, with the CBOE VIX Index more than quadrupling during trading on February 5th, and the market subsequently falling approximately 10% over the span of two weeks. The growth in wages made investors anxious that the Federal Reserve (the “Fed”) would raise rates sooner than expected in an effort to tame inflation, and that the end of the bull market would consequently come sooner than anticipated. The Fed, however, tends to be less fickle than equity markets, relying on significantly more data than a single monthly input. The central bank did not deviate from their official plan for interest rate increases, and there have only been two rate hikes so far in 2018. In this time, the federal funds rate target range has been pushed to between 1.75% and 2%, and two additional rate hikes are expected before the year is over. At the same time, the Fed is actively reducing the size of its balance sheet by capping the reinvestments of principal payments from its Treasuries and Mortgage Backed Securities holdings. As of July 2018, the Fed is letting its balance sheet shrink by an average of $40 billion per month, after reducing its balance sheet from approximately $4.44 trillion to $4.28 trillion over the first six months of the year. However, long-term rates have barely moved so far this year, with 30-year rates up just 20 basis points from 2.8% to 3%. Meanwhile, the 2-year rate has moved from 1.8% to 2.4%, resulting in a significant flattening of the yield curve.

In addition to inflation concerns, the market has been preoccupied with the evolving “trade war”. President Trump’s first volley was establishing tariffs on steel and aluminum, a move that was quickly reciprocated by China, Canada, and the European Union, leading to additional back and forth tariffs. This added to the volatility not just in the U.S., but in foreign developed markets and, in particular, emerging markets, with the latter being perceived as the biggest losers in a potential global trade war.

Despite the headline fears and an observed increase in volatility, a constellation of various economic data points optimistically suggests that 2018 may be one of the highest-growth years since the recession of ’08-‘09. As such, real gross domestic product increased at an estimated annual rate of 2.2% during the first quarter of 2018 and 4.1% during the second quarter. Although growth above 3% is expected to be only temporary (a direct result of the recently implemented tax cuts), there are strong fundamental arguments for continued moderate growth after 2018. For example, unemployment hit a record low of 3.8% in May (the lowest since the late 1960’s) before subsequently increasing to 4%. Disposable personal income and consumer spending both are at new all-time highs (although, as an ominous point that should be noted, consumer debt is setting new highs as well and is poised to reach $4 trillion by the end of the year). Capital expenditures by businesses are on track to grow approximately 26% for the first quarter (although from a depressed base), all this data in combination fuels hopes for continued economic expansion. Finally, the Trump administration has made significant progress in their efforts to reduce regulation, a move that market participants believe will help businesses grow.

All in all, U.S. equities were the best returning asset class for the first half of 2018, with the S&P 500 Index returning 2.7% and the Russell 2000 Index returning 7.7%. Non-U.S. equities, on the other hand, were a drag on globally diversified portfolios, with foreign developed equities and emerging market equities returning -2.8% and -6.7% respectively, as measured by the MSCI EAFE and the MSCI Emerging Market indices. The rising interest rates also took a toll on fixed income investors, as the Bloomberg Barclays U.S. Aggregate Bond Index fell 1.6%, while the Bloomberg Barclays Global Treasury Index did slightly better, falling only 0.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Moderate Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

Over the six-month period, the Portfolio outperformed the Dow Jones Moderate Index. The Portfolio primarily outpaced the benchmark due to strong performance by the underlying domestic and international equity funds, which offset the negative impact of underweights to U.S. Mid Cap and U.S. Small Cap equity.

Contribution from the domestic equity funds to relative performance was positive, as strong relative performance in three out of six underlying funds supported returns. One of the strongest performers was the American Funds IS Growth Fund, which outpaced its benchmark significantly as a result of large overweight positions to Consumer Discretionary and Technology, and strong security selection within Consumer Discretionary, Healthcare, and Industrials. Another strong performer was the American Funds AMCAP Fund, which benefitted from strong security selection within Consumer Discretionary, Healthcare, and Industrials, as well as an underweight to Financials. Detracting from relative performance was the American Funds IS Blue Chip Income & Growth Fund, which suffered from poor security selection within Consumer Staples and Financial Services, as well as an overweight to Telecommunications and an underweight to Technology.

Non-domestic equity funds generally delivered positive contributions to performance. Most notably, the American Funds IS International

BHFTI-1

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Fund significantly outperformed its benchmark, driven by beneficial security selection within Industrials, Utilities, and Financial Services. The American Funds IS Global Small Cap Fund also aided relative performance and outpaced its benchmark due to an overweight position in Healthcare and strong security selection in Healthcare and Financials. At the other end of the spectrum was the American Funds IS New World Fund, which significantly underperformed its benchmark. Security selection in Financials, Information Technology, and Consumer Discretionary weighed heavily on results.

Contribution from fixed income was slightly positive over the six-month period. The strongest performer was the American Funds IS High-Income Bond Fund, slightly outperforming its benchmark largely due to positions within municipal bonds, while holding of U.S. Treasuries detracted from results. On the other hand, the American Funds IS Bond Fund detracted from results due to suboptimal security selection within U.S Treasuries and an overweight to High Yield bonds. Finally, the American Funds IS Global Bond Fund had a negative impact on performance due to security selection within Emerging Market bonds and U.S. Agency bonds.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
American Funds Moderate Allocation Portfolio
Class B	0.80	6.91	7.24	6.13
Class C	0.64	6.56	6.90	5.80
Dow Jones Moderate Index	0.46	7.83	7.33	6.40

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	20.1
American Funds Bond Fund (Class 1)	19.1
American Funds American Mutual Fund (Class R-6)	9.1
American Funds Blue Chip Income and Growth Fund (Class 1)	8.0
American Funds Growth-Income Fund (Class 1)	8.0
American Funds International Growth and Income Fund (Class 1)	5.9
American Funds High-Income Bond Fund (Class 1)	5.0
American Funds Fundamental Investors Fund (Class R-6)	5.0
American Funds AMCAP Fund (Class R-6)	5.0
American Funds Growth Fund (Class 1)	5.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	40.1
Investment Grade Fixed Income	39.3
International Developed Market Equities	10.8
High Yield Fixed Income	5.0
Global Fixed Income	3.0
Global Equities	1.0
Emerging Market Equities	1.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class B (a)	Actual	0.72%	$1,000.00	$1,008.00	$3.58
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class C (a)	Actual	1.02%	$1,000.00	$1,006.40	$5.07
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	4,080,000	$137,455,201
American Funds American Mutual Fund (Class R-6)	6,157,267	250,231,315
American Funds Blue Chip Income and Growth Fund (Class 1)	16,053,104	222,174,963
American Funds Bond Fund (Class 1) (a)	49,993,050	528,426,541
American Funds Fundamental Investors Fund (Class R-6)	2,208,269	138,281,778
American Funds Global Bond Fund (Class 1) (a)	7,023,474	81,683,001
American Funds Global Small Capitalization Fund (Class 1)	1,062,753	27,025,815
American Funds Growth Fund (Class 1)	1,773,175	137,190,529
American Funds Growth-Income Fund (Class 1)	4,437,225	221,240,049
American Funds High-Income Bond Fund (Class 1) (a)	13,693,596	138,716,131
American Funds International Fund (Class 1)	6,603,106	136,486,191
American Funds International Growth and Income Fund (Class 1) (a)	9,341,375	161,886,026

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	1,132,238	26,743,458
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	46,703,815	556,242,432

Total Mutual Funds (Cost $2,576,105,844)		2,763,783,430

Total Investments—100.1% (Cost $2,576,105,844)		2,763,783,430
Other assets and liabilities (net)—(0.1)%		(1,625,193)

Net Assets—100.0%		$2,762,158,237

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,763,783,430	$—	$—	$2,763,783,430
Total Investments	$2,763,783,430	$—	$—	$2,763,783,430

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a)	$1,296,829,299
Affiliated investments at value (b)	1,466,954,131
Receivable for:
Affiliated investments sold	698,482
Investments sold	265,055
Fund shares sold	35,009

Total Assets	2,764,781,976
Liabilities
Payables for:
Investments purchased	331
Fund shares redeemed	998,215
Accrued Expenses:
Management fees	145,184
Distribution and service fees	1,254,856
Deferred trustees’ fees	125,634
Other expenses	99,519

Total Liabilities	2,623,739

Net Assets	$2,762,158,237

Net Assets Consist of:
Paid in surplus	$2,469,916,216
Undistributed net investment income	2,960,799
Accumulated net realized gain	101,603,636
Unrealized appreciation on investments and affiliated investments	187,677,586

Net Assets	$2,762,158,237

Net Assets
Class B	$12,711,729
Class C	2,749,446,508
Capital Shares Outstanding*
Class B	1,308,903
Class C	284,254,686
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.71
Class C	9.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,068,637,412.
(b)	Identified cost of affiliated investments was $1,507,468,432.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends from Underlying Portfolios	$5,829,817
Dividends from affiliated investments	6,336,754

Total investment income	12,166,571
Expenses
Management fees	894,101
Administration fees	11,039
Custodian and accounting fees	13,232
Distribution and service fees—Class B	15,455
Distribution and service fees—Class C	7,755,562
Audit and tax services	15,700
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	31,337
Insurance	9,360
Miscellaneous	8,342

Total expenses	8,796,413

Net Investment Income	3,370,158

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	41,824,949
Affiliated investments	2,328,296
Capital gain distributions from Underlying Portfolios	58,318,235
Capital gain distributions from affiliated investments	1,005,820

Net realized gain	103,477,300

Net change in unrealized depreciation on:
Investments	(57,297,259)
Affiliated investments	(29,013,744)

Net change in unrealized depreciation	(86,311,003)

Net realized and unrealized gain	17,166,297

Net Increase in Net Assets From Operations	$20,536,455

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,370,158	$39,409,504
Net realized gain	103,477,300	140,811,222
Net change in unrealized appreciation (depreciation)	(86,311,003)	176,881,802

Increase in net assets from operations	20,536,455	357,102,528

From Distributions to Shareholders
Net investment income
Class B	(260,655)	(229,927)
Class C	(47,388,316)	(51,655,781)
Net realized capital gains
Class B	(601,698)	(476,964)
Class C	(132,258,915)	(126,585,045)

Total distributions	(180,509,584)	(178,947,717)

Decrease in net assets from capital share transactions	(13,020,027)	(128,563,859)

Total increase (decrease) in net assets	(172,993,156)	49,590,952

Net Assets
Beginning of period	2,935,151,393	2,885,560,441

End of period	$2,762,158,237	$2,935,151,393

Undistributed net investment income
End of period	$2,960,799	$47,239,612

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	84,300	$875,811	102,223	$1,026,474
Reinvestments	88,175	862,353	72,576	706,891
Redemptions	(22,936)	(236,932)	(52,352)	(529,609)

Net increase	149,539	$1,501,232	122,447	$1,203,756

Class C
Sales	2,059,006	$21,122,545	5,042,525	$50,326,540
Reinvestments	18,444,274	179,647,231	18,375,343	178,240,826
Redemptions	(20,961,033)	(215,291,035)	(35,792,954)	(358,334,981)

Net decrease	(457,753)	$(14,521,259)	(12,375,086)	$(129,767,615)

Decrease derived from capital shares transactions		$(13,020,027)		$(128,563,859)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.33		$9.73	$9.93	$10.61	$11.14	$10.58

Income (Loss) from Investment Operations
Net investment income (a)	0.03		0.18	0.17	0.17	0.21	0.17
Net realized and unrealized gain (loss) on investments	0.05		1.09	0.52	(0.18)	0.44	1.21

Total from investment operations	0.08		1.27	0.69	(0.01)	0.65	1.38

Less Distributions
Distributions from net investment income	(0.21)		(0.22)	(0.23)	(0.20)	(0.20)	(0.22)
Distributions from net realized capital gains	(0.49)		(0.45)	(0.66)	(0.47)	(0.98)	(0.60)

Total distributions	(0.70)		(0.67)	(0.89)	(0.67)	(1.18)	(0.82)

Net Asset Value, End of Period	$9.71		$10.33	$9.73	$9.93	$10.61	$11.14

Total Return (%) (b)	0.80	(c)	13.37	7.25	(0.36)	6.44	13.75

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (f)	0.57	(e)	1.74	1.78	1.62	1.97	1.56
Portfolio turnover rate (%)	3	(c)	5	8	8	5	27
Net assets, end of period (in millions)	$12.7		$12.0	$10.1	$9.2	$8.6	$6.2

	Class C
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.27		$9.68	$9.87	$10.55	$11.08	$10.51

Income (Loss) from Investment Operations
Net investment income (a)	0.01		0.13	0.13	0.13	0.15	0.13
Net realized and unrealized gain (loss) on investments	0.06		1.09	0.53	(0.18)	0.47	1.22

Total from investment operations	0.07		1.22	0.66	(0.05)	0.62	1.35

Less Distributions
Distributions from net investment income	(0.18)		(0.18)	(0.19)	(0.16)	(0.17)	(0.18)
Distributions from net realized capital gains	(0.49)		(0.45)	(0.66)	(0.47)	(0.98)	(0.60)

Total distributions	(0.67)		(0.63)	(0.85)	(0.63)	(1.15)	(0.78)

Net Asset Value, End of Period	$9.67		$10.27	$9.68	$9.87	$10.55	$11.08

Total Return (%) (b)	0.64	(c)	12.96	7.01	(0.73)	6.09	13.52

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.62	(e)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (f)	0.24	(e)	1.34	1.38	1.22	1.42	1.20
Portfolio turnover rate (%)	3	(c)	5	8	8	5	27
Net assets, end of period (in millions)	$2,749.4		$2,923.2	$2,875.5	$2,849.6	$3,118.4	$3,156.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-9

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$72,246,236	$0	$203,191,960

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$894,101	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

BHFTI-10

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B and Class C Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class C distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated Issuers during the six months ended June 30, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
American Funds Bond Fund (Class 1)	$555,174,462	$3,202,597	$(17,223,490)	$1,203,715	$(13,930,743)	$528,426,541
American Funds Global Bond Fund (Class 1)	86,867,828	505,111	(4,005,111)	132,049	(1,816,876)	81,683,001
American Funds High-Income Bond Fund (Class 1)	147,173,216	1,531,309	(9,160,992)	(211,608)	(615,794)	138,716,131
American Funds International Growth and Income Fund (Class 1)	177,916,276	601,086	(13,302,335)	1,927,070	(5,256,071)	161,886,026
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)*	576,991,856	2,103,203	(14,735,437)	(722,930)	(7,394,260)	556,242,432

	$1,544,123,638	$7,943,306	$(58,427,365)	$2,328,296	$(29,013,744)	$1,466,954,131

* The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of June 30, 2018. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
American Funds Bond Fund (Class 1)	$725,100	$2,250,311	49,993,050
American Funds Global Bond Fund (Class 1)	280,720	187,845	7,023,474
American Funds High-Income Bond Fund (Class 1)	—	1,498,518	13,693,596
American Funds International Growth and Income Fund (Class 1)	—	557,617	9,341,375
American Funds U.S. Government/AAA—Rated Securities Fund (Class 1)	—	1,842,463	46,703,815

	$1,005,820	$6,336,754

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-11

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$2,577,745,295

Gross unrealized appreciation	241,284,000
Gross unrealized depreciation	(55,245,865)

Net unrealized appreciation (depreciation)	$186,038,135

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$51,885,708	$55,037,039	$127,062,009	$186,837,042	$178,947,717	$241,874,081

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$47,369,480	$132,626,399	$272,349,138	$—	$452,345,017

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-12

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class B shares of the AQR Global Risk Balanced Portfolio returned -0.57%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.46%.

MARKET ENVIRONMENT / CONDITIONS

After a strong 2017, the benign environment of the previous year began to show signs of strain in 2018, giving rise to concerns around monetary policy and divergence between the United States and the rest of the global economy.

Markets reacted strongly to the possibility that inflationary pressure was emerging in the U.S. economy during the first half of 2018. Statistics released in the beginning of the year suggested an unexpectedly sharp escalation in price pressures, and market pricing of the path of Federal Reserve (the “Fed”) policy became meaningfully more hawkish. Wage data also showed a spike in annual growth from around 2.5% through most of 2017 to 2.9% in January. This wage release was followed by the worst week for U.S. equities since 2015, and foreign shares declined significantly as well.

The unemployment rate fell to just 3.8% in May, matching the lowest reading since the 1960s, while the Core Personal Consumption Expenditures (PCE) Deflator reached the Fed’s 2% inflation target for the first time since 2012. Monetary policy continued to favor the U.S. dollar over other currencies during the period. The Federal Reserve Open Market Committee announced a 0.25% increase in its target range for the Fed Funds Rate in March and June, and the projections released following the June meeting showed a median expectation of two more hikes in 2018 and three more in 2019.

Data releases also pointed to a marked divergence in growth momentum between the United States and the rest of the global economy. Between November and February, manufacturing Purchasing Managers’ Index (“PMIs”) in a number of countries hit multi-year highs, indicating broad-based strength in global manufacturing. However, while the Institute for Supply Management (ISM) Manufacturing PMI in the U.S. has remained near recent highs, PMIs in the Eurozone, the U.K., and some emerging markets all deteriorated over the past few months of the reporting period. The divergence was also evident in consensus forecasts for 2018 Gross Domestic Product growth, in which the U.S. was revised higher by 0.25% and 0.1% in the first and second quarters respectively, while the rest of the G20 ex-China was revised higher by 0.1% in the first quarter only to be slashed by 0.2% in the second quarter.

Political developments in both developed and emerging countries also influenced investor appetite for emerging market assets. In the U.S., a clear turn towards more protectionist trade policies cast uncertainty on the global trade system. Tariffs on aluminum and steel imports from a few countries went into effect at the end of March, and temporary waivers for allies such as Canada, Mexico, and the European Union were allowed to expire at the end of May. Further tariffs were proposed in April for a long list of imports from China, focused particularly on technology products, prompting China to publish its own list of U.S. goods that would be subject to retaliatory tariffs. While the overall value of goods subject to tariffs remains small, the very risk of a trade war may itself be a headwind for markets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AQR Global Risk Balanced Portfolio is a globally diversified asset-allocation portfolio. The Portfolio seeks to take equal risk in three primary areas: equity risk, interest rate risk, and inflation risk. The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source. Diversifying by risk means creating a portfolio where each asset class is expected to matter about the same amount, not where each is allocated the same number of dollars. To target equal risk weighting, low-risk assets are given higher dollar allocations than high-risk assets, which are given lower dollar allocations. In this way, each asset class is expected to contribute meaningfully to the size and variability of portfolio returns.

The Portfolio is moderately levered through investments in equity, fixed income, and commodity futures and swaps to target an annualized volatility of up to 10%. The portfolio management process adjusts exposures to each of the three risk categories using proprietary risk-forecasting models. The process seeks to realize a steady risk contribution from each of the Portfolio’s three categories and for the Portfolio as a whole. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio may help manage risk during periods of market stress and improve long-term risk-adjusted returns.

Equity risk contributed marginally to the Portfolio as gains in developed equities amidst a backdrop of supportive economic data were largely offset by trade war concerns and idiosyncratic pressures in emerging equity markets. Nominal bonds detracted, as losses from upside surprises to wage and inflation data, as well as higher oil prices, were only partially offset by gains from global trade tensions and increased political uncertainty in Europe. Inflation-sensitive assets contributed to the Portfolio; inflation-linked bonds gained, buoyed by higher oil prices and positive U.S. growth data that increased inflation expectations, while commodities fell as the rally in energy was tempered by losses in other sectors.

AQR’s systematic portfolio management process dynamically adjusts position sizes to counter changes in the volatility of the underlying assets. The Portfolio entered 2018 with a total market exposure of 238%. As of June 30th, the Portfolio’s exposures were 45% equities, 123% nominal bonds, 37% inflation-linked bonds, and 37% commodities, for a total Portfolio exposure of 243%.

BHFTI-1

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio uses futures, swaps on futures, and index swaps to gain most of its market exposures. Futures are used to gain exposure to equities, nominal interest rates, and commodities. Index swaps are also used to gain exposure to commodity markets. Swaps on futures are used when holding limit, local regulation, or asset coverage rules restrict investment in futures. The Portfolio does not use derivatives to gain exposure to global inflation-linked bonds but instead buys cash bonds. Currency hedges are used to minimize currency exposures gained from non-U.S. investments. Derivatives performed as expected over the period.

Brian Hurst

John Huss

Michael Mendelson

Yao Hua Ooi

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
AQR Global Risk Balanced Portfolio
Class B	-0.57	7.10	2.76	2.99
Dow Jones Moderate Index	0.46	7.83	7.33	6.41

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	123.6
Global Inflation-Linked Bonds	37.5
Global Developed Equities	35.7
Commodities	36.4
Global Emerging Equities	5.1
U.S. Mid Cap Equities	2.5
U.S. Small Cap Equities	2.2

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class B (a)	Actual	0.89%	$1,000.00	$994.30	$4.40
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—28.2% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—28.2%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/20 (a)	187,118,921	$185,123,676
0.125%, 04/15/21 (a)	276,191,487	271,892,177
0.125%, 04/15/22 (a)	160,045,083	156,752,061
0.125%, 07/15/26 (a)	136,051,118	130,338,910
0.375%, 07/15/25 (a)	65,284,284	64,123,232
0.375%, 07/15/27 (a)	68,973,135	67,101,223
0.625%, 01/15/26 (a)	121,740,021	121,077,725

Total U.S. Treasury & Government Agencies (Cost $1,012,612,438)		996,409,004

Foreign Government—19.9%

Sovereign—19.9%
Deutsche Bundesrepublik Inflation Linked Bonds 0.100%, 04/15/23 (EUR) (a)	86,411,239	109,291,406
0.100%, 04/15/26 (EUR) (a)	86,592,005	112,733,394
France Government Bond OAT 0.100%, 03/01/25 (EUR) (a)	31,019,628	39,483,643
0.100%, 03/01/28 (EUR) (a)	10,664,472	13,661,508
0.250%, 07/25/24 (EUR) (a)	33,627,944	43,403,328
0.700%, 07/25/30 (144A) (EUR) (a)	8,151,931	11,256,622
1.100%, 07/25/22 (EUR) (a)	49,740,100	65,030,033
1.850%, 07/25/27 (EUR) (a)	27,621,502	41,142,381
United Kingdom Gilt Inflation Linked Bonds 0.125%, 03/22/24 (GBP) (a)	103,015,587	152,364,621
0.125%, 03/22/26 (GBP) (a)	74,179,335	113,153,984

Total Foreign Government (Cost $677,964,183)		701,520,920

Short-Term Investments—48.5%

Mutual Funds—33.4%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 1.770% (b)	271,488,495	271,488,495
Dreyfus Treasury Cash Management, Institutional Class, 1.780% (b)	261,031,455	261,031,455
State Street Institutional Liquid Reserves Fund, Institutional Class, 2.037% (b) (c)	124,400,754	124,400,754
State Street Institutional Treasury Plus Money Market Fund, Class I, 1.792% (b) (c)	226,441,819	226,441,819
UBS Select Treasury Preferred Fund, Institutional Class, 1.770% (b)	297,342,373	297,342,373

		1,180,704,896

Security Description	Principal Amount*	Value

U.S. Treasury—15.1%
U.S. Treasury Bills 1.575%, 07/05/18 (d) (e)	7,594,000	$7,592,950
1.625%, 08/02/18 (d)	148,650,000	148,418,363
1.830%, 08/30/18 (d)	284,776,000	283,907,909
1.830%, 09/06/18 (d)	27,259,000	27,165,172
2.030%, 11/29/18 (d)	50,125,000	49,701,548
2.035%, 11/15/18 (d) (e)	1,203,000	1,193,899
2.062%, 12/13/18 (d)	13,545,000	13,419,508

		531,399,349

Total Short-Term Investments (Cost $1,712,126,612)		1,712,104,245

Total Investments—96.6% (Cost $3,402,703,233)		3,410,034,169
Other assets and liabilities (net)—3.4%		118,798,317

Net Assets—100.0%		$3,528,832,486

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of June 30, 2018.
(c)	All or a portion of the security was pledged as collateral against open swap contracts. As of June 30, 2018, the market value of securities pledged was $131,345,811.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $4,743,408.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $11,256,622, which is 0.3% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	3,140,000	CBNA	09/19/18	USD	3,726,393	$(38,102)
EUR	5,788,343	CBNA	09/19/18	USD	6,823,249	(24,174)
EUR	9,852,692	CBNA	09/19/18	USD	11,560,958	12,162
GBP	2,167,274	CBNA	09/19/18	USD	2,895,446	(25,326)
GBP	5,066,236	CBNA	09/19/18	USD	6,745,584	(36,370)
HKD	1,428,500	CBNA	09/19/18	USD	182,405	(99)
HKD	1,428,500	CBNA	09/19/18	USD	182,465	(158)
HKD	1,428,500	CBNA	09/19/18	USD	182,510	(204)
HKD	1,428,500	CBNA	09/19/18	USD	182,498	(192)
HKD	1,428,500	CBNA	09/19/18	USD	182,510	(204)
HKD	1,428,500	CBNA	09/19/18	USD	182,459	(153)
HKD	1,428,500	CBNA	09/19/18	USD	182,438	(132)
HKD	1,428,500	CBNA	09/19/18	USD	182,427	(121)

Contracts to Deliver
CAD	188,000	CBNA	09/19/18	USD	146,445	3,253
CAD	15,534	CBNA	09/19/18	USD	11,987	155
CAD	15,534	CBNA	09/19/18	USD	11,991	160
CAD	15,534	CBNA	09/19/18	USD	11,965	134
CAD	15,534	CBNA	09/19/18	USD	12,003	171
CAD	15,534	CBNA	09/19/18	USD	11,970	138
CAD	15,533	CBNA	09/19/18	USD	12,191	360
CAD	15,533	CBNA	09/19/18	USD	12,114	283
CAD	15,533	CBNA	09/19/18	USD	12,078	247
CAD	15,533	CBNA	09/19/18	USD	11,996	165
CAD	15,533	CBNA	09/19/18	USD	11,965	134
CAD	15,533	CBNA	09/19/18	USD	12,027	196
CAD	15,533	CBNA	09/19/18	USD	12,042	211
CAD	15,533	CBNA	09/19/18	USD	12,086	255
CAD	15,533	CBNA	09/19/18	USD	11,989	158
CAD	15,533	CBNA	09/19/18	USD	11,976	145
CHF	1,376,000	CBNA	09/19/18	USD	1,394,366	(4,412)
CHF	199,734	CBNA	09/19/18	USD	203,603	563
CHF	199,734	CBNA	09/19/18	USD	204,068	1,027
CHF	199,734	CBNA	09/19/18	USD	204,322	1,281
CHF	199,734	CBNA	09/19/18	USD	205,173	2,132
CHF	199,734	CBNA	09/19/18	USD	204,403	1,362
CHF	199,733	CBNA	09/19/18	USD	202,846	(193)
CHF	199,733	CBNA	09/19/18	USD	203,290	251
CHF	199,733	CBNA	09/19/18	USD	203,484	445
CHF	199,733	CBNA	09/19/18	USD	203,316	277
CHF	199,733	CBNA	09/19/18	USD	202,439	(600)
CHF	199,733	CBNA	09/19/18	USD	204,416	1,376
CHF	199,733	CBNA	09/19/18	USD	204,603	1,563
CHF	199,733	CBNA	09/19/18	USD	204,445	1,405
CHF	199,733	CBNA	09/19/18	USD	205,038	1,998
CHF	199,733	CBNA	09/19/18	USD	204,604	1,564
CHF	3,000	CBNA	09/19/18	USD	3,070	20
EUR	43,600,953	CBNA	09/19/18	USD	51,391,636	177,302
EUR	43,600,953	CBNA	09/19/18	USD	51,158,787	(55,547)
EUR	43,600,953	CBNA	09/19/18	USD	51,401,799	187,465
EUR	43,600,952	CBNA	09/19/18	USD	51,497,327	282,994
EUR	43,600,952	CBNA	09/19/18	USD	51,567,985	353,651
EUR	43,600,952	CBNA	09/19/18	USD	50,798,189	(416,144)
EUR	43,600,952	CBNA	09/19/18	USD	51,441,047	226,714
EUR	43,600,952	CBNA	09/19/18	USD	51,695,001	480,668

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	24,887,745	CBNA	09/19/18	USD	29,251,453	$17,933
EUR	10,080,000	CBNA	09/19/18	USD	11,732,622	(107,497)
EUR	8,660,000	CBNA	09/19/18	USD	10,151,742	(20,424)
EUR	48,000	CBNA	09/19/18	USD	55,877	(505)
GBP	12,886,081	CBNA	09/19/18	USD	17,307,513	242,482
GBP	12,886,081	CBNA	09/19/18	USD	17,409,298	344,267
GBP	12,886,081	CBNA	09/19/18	USD	17,350,475	285,444
GBP	12,886,080	CBNA	09/19/18	USD	17,314,961	249,931
GBP	12,886,080	CBNA	09/19/18	USD	17,190,147	125,117
GBP	12,886,080	CBNA	09/19/18	USD	17,194,219	129,189
GBP	12,886,079	CBNA	09/19/18	USD	17,444,206	379,178
GBP	12,886,079	CBNA	09/19/18	USD	17,251,431	186,403
GBP	12,886,079	CBNA	09/19/18	USD	17,357,097	292,068
GBP	12,886,079	CBNA	09/19/18	USD	17,159,902	94,873
GBP	12,886,079	CBNA	09/19/18	USD	17,263,518	198,490
GBP	12,886,079	CBNA	09/19/18	USD	17,295,125	230,097
GBP	12,886,079	CBNA	09/19/18	USD	17,370,434	305,405
GBP	12,886,079	CBNA	09/19/18	USD	17,342,692	277,664
GBP	12,886,079	CBNA	09/19/18	USD	17,344,730	279,701
GBP	12,238,315	CBNA	09/19/18	USD	16,346,338	139,143
HKD	20,055,000	CBNA	09/19/18	USD	2,558,793	(639)
HKD	15,179,000	CBNA	09/19/18	USD	1,936,870	(284)
HKD	4,929,000	CBNA	09/19/18	USD	628,946	(96)
HKD	514,000	CBNA	09/19/18	USD	65,664	67
JPY	6,297,500	CBNA	09/19/18	USD	57,961	774
JPY	6,297,500	CBNA	09/19/18	USD	57,970	783

Net Unrealized Appreciation						$4,789,818

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Aluminum Futures	07/16/18	7	USD	378,455	$(30,891)
Aluminum Futures	07/20/18	15	USD	806,438	(128,294)
Aluminum Futures	08/30/18	19	USD	1,011,114	(67,276)
Aluminum Futures	09/13/18	7	USD	372,894	(23,590)
Aluminum Futures	09/17/18	531	USD	28,298,981	(1,865,985)
Amsterdam Index Futures	07/20/18	65	EUR	7,170,800	(190,150)
Australian 10 Year Treasury Bond Futures	09/17/18	1,236	AUD	159,891,024	1,510,465
CAC 40 Index Futures	07/20/18	419	EUR	22,292,895	(673,054)
Canada Government Bond 10 Year Futures	09/19/18	1,215	CAD	166,102,650	3,394,424
Copper Futures	09/26/18	570	USD	42,265,500	(1,353,674)
Cotton No. 2 Futures	12/06/18	31	USD	1,300,760	(119,913)
DAX Index Futures	09/21/18	62	EUR	19,078,175	(949,359)
Euro Stoxx 50 Index Futures	09/21/18	1,756	EUR	59,545,960	(1,634,735)
Euro-Bund Futures	09/06/18	5,114	EUR	831,280,700	5,336,589
FTSE 100 Index Futures	09/21/18	837	GBP	63,624,555	(552,585)
FTSE JSE Top 40 Index Futures	09/20/18	436	ZAR	225,350,960	(96,691)
FTSE MIB Index Futures	09/21/18	37	EUR	3,990,080	(109,651)
Hang Seng China Enterprises Index Futures	07/30/18	350	HKD	190,207,500	(128,974)
Hang Seng Index Futures	07/30/18	3	HKD	4,308,900	467
IBEX 35 Index Futures	07/20/18	65	EUR	6,241,170	(143,396)
Japanese Government 10 Year Bond Futures	09/12/18	259	JPY	39,067,560,000	422,099

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
KOSPI 200 Index Futures	09/13/18	559	KRW	41,925,000,000	$(1,944,662)
Lean Hogs Futures	08/14/18	465	USD	14,219,700	(95,669)
Live Cattle Futures	08/31/18	13	USD	554,970	20,963
MSCI Taiwan Index Futures	07/30/18	104	USD	4,031,040	34,526
Nickel Futures	07/16/18	5	USD	445,023	22,683
Nickel Futures	07/20/18	8	USD	712,207	8,911
Nickel Futures	08/30/18	7	USD	624,846	(2,092)
Nickel Futures	09/13/18	4	USD	357,339	(7,472)
Nickel Futures	09/17/18	238	USD	21,269,346	257,036
Russell 2000 Index Mini Futures	09/21/18	922	USD	75,949,750	(1,362,875)
S&P 500 Index E-Mini Futures	09/21/18	5,863	USD	797,837,040	(17,903,946)
S&P Midcap 400 Index E-Mini Futures	09/21/18	457	USD	89,393,770	(2,181,042)
S&P TSX 60 Index Futures	09/20/18	310	CAD	59,724,600	365,511
SPI 200 Index Futures	09/20/18	283	AUD	43,497,100	367,382
Soybean Futures	11/14/18	21	USD	924,000	(112,684)
Soybean Meal Futures	12/14/18	497	USD	16,396,030	(1,666,511)
Sugar No. 11 Futures	09/28/18	1,206	USD	16,546,320	(358,858)
TOPIX Index Futures	09/13/18	704	JPY	12,182,720,000	(2,706,455)
U.S. Treasury Note 10 Year Futures	09/19/18	10,086	USD	1,212,211,125	13,922,093
United Kingdom Long Gilt Bond Futures	09/26/18	901	GBP	110,877,060	1,897,482
Wheat Futures	09/14/18	22	USD	551,375	(37,987)
Zinc Futures	07/16/18	27	USD	1,953,788	(157,017)
Zinc Futures	07/20/18	24	USD	1,733,208	(219,263)
Zinc Futures	08/30/18	8	USD	572,066	(51,954)
Zinc Futures	09/13/18	3	USD	214,435	(24,262)
Zinc Futures	09/17/18	247	USD	17,641,975	(1,513,480)

Futures Contracts—Short
Aluminum Futures	07/16/18	(7)	USD	(378,455)	28,599
Aluminum Futures	07/20/18	(15)	USD	(806,438)	117,491
Aluminum Futures	08/30/18	(19)	USD	(1,011,114)	64,705
Aluminum Futures	09/13/18	(7)	USD	(372,894)	25,298
Aluminum Futures	09/17/18	(7)	USD	(373,056)	23,386
Nickel Futures	07/16/18	(5)	USD	(445,023)	(20,568)
Nickel Futures	07/20/18	(8)	USD	(712,207)	(6,683)
Nickel Futures	08/30/18	(7)	USD	(624,846)	(1,377)
Nickel Futures	09/13/18	(4)	USD	(357,339)	11,439
Nickel Futures	09/17/18	(4)	USD	(357,468)	7,440
Zinc Futures	07/16/18	(27)	USD	(1,953,788)	163,480
Zinc Futures	07/20/18	(24)	USD	(1,733,208)	216,319
Zinc Futures	08/30/18	(8)	USD	(572,066)	48,922
Zinc Futures	09/13/18	(3)	USD	(214,435)	25,362
Zinc Futures	09/17/18	(11)	USD	(785,675)	76,854

Net Unrealized Depreciation					$(10,073,149)

Swap Agreements

OTC Total Return Swaps

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
07/30/18	CBNA	Brent Crude Futures	USD	27,552,038	$887,482	$—	$887,482
07/30/18	MLI	Brent Crude Futures	USD	27,923,840	1,310,080	—	1,310,080
09/19/18	BOA	Canada Government Bond 10 Year Futures	CAD	11,683,162	264,191	—	264,191

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Swap Agreements—(Continued)

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
08/10/18	CBNA	Coffee “C” Futures	USD	580,295	$(19,182)	$—	$(19,182)
08/10/18	MLI	Coffee “C” Futures	USD	14,945,147	(572,034)	—	(572,034)
07/06/18	MLI	Commodity Excess-Return Index (a)	USD	666,824,167	(17,634,363)	—	(17,634,363)
08/24/18	CBNA	Corn No. 2 Futures	USD	27,545,597	(1,859,322)	—	(1,859,322)
08/24/18	MLI	Corn No. 2 Futures	USD	15,693,075	(1,241,175)	—	(1,241,175)
11/09/18	CBNA	Cotton No. 2 Futures	USD	7,906,700	(773,500)	—	(773,500)
11/09/18	MLI	Cotton No. 2 Futures	USD	1,680,910	(128,390)	—	(128,390)
07/19/18	CBNA	Crude Oil Futures	USD	23,360,720	3,036,680	—	3,036,680
07/19/18	MLI	Crude Oil Futures	USD	26,536,160	3,568,740	—	3,568,740
09/06/18	BOA	Euro-Bund Futures	EUR	48,650,499	(56,112)	—	(56,112)
07/31/18	CBNA	Gold 100 oz. Futures	USD	36,347,808	(1,221,808)	—	(1,221,808)
07/31/18	MLI	Gold 100 oz. Futures	USD	38,668,480	(1,284,380)	—	(1,284,380)
07/30/18	GSI	Hang Seng China Enterprises Index Futures	HKD	175,447,526	(266,006)	—	(266,006)
07/30/18	MLI	Hang Seng China Enterprises Index Futures	HKD	285,886,959	(419,720)	—	(419,720)
07/30/18	GSI	Hang Seng Index Futures	HKD	14,342,111	2,663	—	2,663
07/30/18	MLI	Hang Seng Index Futures	HKD	78,865,684	16,674	—	16,674
08/15/18	MLI	Ibovespa Futures	BRL	58,737,727	(53,700)	—	(53,700)
09/12/18	BOA	Japanese Government 10 Year Bond Futures	JPY	14,015,992,800	109,535	—	109,535
08/03/18	MLI	Live Cattle Futures	USD	23,533,765	586,085	—	586,085
09/26/18	BOA	Long U.K. Gilt Futures	GBP	64,178,439	1,214,568	—	1,214,568
07/30/18	GSI	MSCI Taiwan Stock Index Futures	USD	2,426,277	15,603	—	15,603
07/30/18	MLI	MSCI Taiwan Stock Index Futures	USD	22,701,484	128,156	—	128,156
07/30/18	CBNA	NY Harbor ULSD Futures	USD	13,755,420	165,690	—	165,690
07/30/18	MLI	NY Harbor ULSD Futures	USD	11,112,066	303,244	—	303,244
07/27/18	CBNA	Natural Gas Futures	USD	41,175,390	(210,150)	—	(210,150)
07/27/18	MLI	Natural Gas Futures	USD	13,854,180	(228,340)	—	(228,340)
07/30/18	CBNA	RBOB Gasoline Future	USD	13,968,116	307,246	—	307,246
07/30/18	MLI	RBOB Gasoline Future	USD	13,815,488	459,875	—	459,875
08/31/18	CBNA	Silver Futures	USD	9,767,580	(129,770)	—	(129,770)
08/31/18	MLI	Silver Futures	USD	12,643,400	(170,940)	—	(170,940)
10/26/18	CBNA	Soybean Futures	USD	24,999,634	(2,559,634)	—	(2,559,634)
10/26/18	MLI	Soybean Futures	USD	12,683,713	(1,331,713)	—	(1,331,713)
11/23/18	CBNA	Soybean Meal Futures	USD	3,790,564	(293,624)	—	(293,624)
11/23/18	CBNA	Soybean Oil Futures	USD	8,556,994	(437,974)	—	(437,974)
11/23/18	MLI	Soybean Oil Futures	USD	7,789,272	(437,544)	—	(437,544)
09/17/18	CBNA	Sugar No. 11 Futures	USD	1,359,691	26,029	—	26,029
09/17/18	MLI	Sugar No. 11 Futures	USD	437,427	1,613	—	1,613
09/21/18	MLI	Swiss Market Index Futures	CHF	36,216,563	(116,947)	—	(116,947)
09/19/18	BOA	U.S. Treasury Note 10 Year Futures	USD	995,052,767	11,397,358	—	11,397,358
08/24/18	CBNA	Wheat Futures	USD	7,717,913	(1,025,463)	—	(1,025,463)
08/24/18	CBNA	Wheat Futures	USD	24,160,211	(1,904,711)	—	(1,904,711)
08/24/18	MLI	Wheat Futures	USD	3,052,175	(438,700)	—	(438,700)
08/24/18	MLI	Wheat Futures	USD	1,569,994	(141,431)	—	(141,431)

Totals					$(11,155,121)	$—	$(11,155,121)

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Swap Agreements—(Continued)

(a) The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Merrill Lynch International, as of June 30, 2018:

Futures Contracts—Long	Notional Value	Component Weighting
Gold 100 oz.	$75,351,131	11.3%
Brent Crude	59,347,351	8.9%
WTI Crude	56,680,054	8.5%
Natural Gas	55,346,406	8.3%
Copper Comex	43,343,571	6.5%
Corn No. 2 Yellow	41,343,098	6.2%
Soybeans	35,341,681	5.3%
RBOB Gasoline	29,340,263	4.4%
LME Primary Aluminum	28,673,439	4.3%
Heating Oil	26,006,143	3.9%
Live Cattle	25,339,318	3.8%
Wheat	24,672,494	3.7%
Silver	22,672,022	3.4%
LME Primary Nickel	21,338,373	3.2%
Soybean Meal	20,671,549	3.1%
Sugar No. 11	18,671,077	2.8%
Zinc	17,337,428	2.6%
Soybean Oil	16,003,780	2.4%
Coffee “C”	15,336,956	2.3%
Lean Hogs	14,670,132	2.2%
Cotton No. 2	10,002,363	1.5%
KC Hard Red Winter Wheat	9,335,538	1.4%

	$666,824,167	100%

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(GSC)—	Goldman Sachs International
(CBNA)—	Citibank N.A.
(MLI)—	Merrill Lynch International

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$996,409,004	$—	$996,409,004
Total Foreign Government*	—	701,520,920	—	701,520,920
Short-Term Investments
Mutual Funds	1,180,704,896	—	—	1,180,704,896
U.S. Treasury	—	531,399,349	—	531,399,349
Total Short-Term Investments	1,180,704,896	531,399,349	—	1,712,104,245
Total Investments	$1,180,704,896	$2,229,329,273	$—	$3,410,034,169

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$5,521,394	$—	$5,521,394
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(731,576)	—	(731,576)
Total Forward Contracts	$—	$4,789,818	$—	$4,789,818
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$28,369,926	$—	$—	$28,369,926
Futures Contracts (Unrealized Depreciation)	(38,443,075)	—	—	(38,443,075)
Total Futures Contracts	$(10,073,149)	$—	$—	$(10,073,149)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$23,801,512	$—	$23,801,512
OTC Swap Contracts at Value (Liabilities)	—	(34,956,633)	—	(34,956,633)
Total OTC Swap Contracts	$—	$(11,155,121)	$—	$(11,155,121)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a)	$3,410,034,169
Cash	6,905,947
Cash collateral (b)	130,252,025
OTC swap contracts at market value	23,801,512
Unrealized appreciation on forward foreign currency exchange contracts	5,521,394
Receivable for:
OTC swap contracts	736,738
Fund shares sold	45
Dividends and interest	3,917,781
Variation margin on futures contracts	7,544,722

Total Assets	3,588,714,333
Liabilities
Cash due to bank denominated in foreign currencies (c)	5,832,563
OTC swap contracts at market value	34,956,633
Cash collateral for OTC swap contracts	13,650,163
Unrealized depreciation on forward foreign currency exchange contracts	731,576
Payables for:
Fund shares redeemed	1,293,160
Interest on OTC swap contracts	88,910
Accrued Expenses:
Management fees	1,768,894
Distribution and service fees	729,239
Deferred trustees’ fees	110,140
Other expenses	720,569

Total Liabilities	59,881,847

Net Assets	$3,528,832,486

Net Assets Consist of:
Paid in surplus	$3,478,998,566
Undistributed net investment income	24,473,062
Accumulated net realized gain	30,049,514
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(4,688,656)

Net Assets	$3,528,832,486

Net Assets
Class B	$3,528,832,486
Capital Shares Outstanding*
Class B	418,648,355
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.43

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,402,703,233.
(b)	Includes collateral of $112,132,025 for futures contracts and $18,120,000 for OTC swap contracts.
(c)	Identified cost of cash due to bank denominated in foreign currencies was $5,765,635.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$768,476
Interest	33,521,305

Total investment income	34,289,781
Expenses
Management fees	10,966,326
Administration fees	81,055
Custodian and accounting fees	309,694
Distribution and service fees—Class B	4,465,992
Interest expense	103,991
Audit and tax services	52,012
Legal	36,184
Trustees’ fees and expenses	20,713
Shareholder reporting	77,638
Insurance	11,857
Miscellaneous	29,598

Total expenses	16,155,060
Less management fee waiver	(144,502)

Net expenses	16,010,558

Net Investment Income	18,279,223

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,424,340
Futures contracts	9,158,796
Swap contracts	21,954,747
Foreign currency transactions	(4,243,635)
Forward foreign currency transactions	12,031,320

Net realized gain	48,325,568

Net change in unrealized appreciation (depreciation) on:
Investments	(37,464,355)
Futures contracts	(25,850,538)
Swap contracts	(41,704,689)
Foreign currency transactions	4,187,308
Forward foreign currency transactions	11,210,738

Net change in unrealized depreciation	(89,621,536)

Net realized and unrealized loss	(41,295,968)

Net Decrease in Net Assets From Operations	$(23,016,745)

(a)	Net of foreign withholding taxes of $306,634.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,279,223	$10,753,876
Net realized gain	48,325,568	241,968,659
Net change in unrealized appreciation (depreciation)	(89,621,536)	98,740,951

Increase (decrease) in net assets from operations	(23,016,745)	351,463,486

From Distributions to Shareholders
Net investment income
Class B	(13,351,884)	(64,150,979)
Net realized capital gains
Class B	(323,115,591)	(179,702,431)

Total distributions	(336,467,475)	(243,853,410)

Increase (decrease) in net assets from capital share transactions	133,408,189	(161,669,996)

Total decrease in net assets	(226,076,031)	(54,059,920)

Net Assets
Beginning of period	3,754,908,517	3,808,968,437

End of period	$3,528,832,486	$3,754,908,517

Undistributed net investment income
End of period	$24,473,062	$19,545,723

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	323,446	$2,945,990	1,748,602	$15,973,192
Reinvestments	39,677,768	336,467,475	27,837,147	243,853,410
Redemptions	(22,552,246)	(206,005,276)	(46,083,043)	(421,496,598)

Net increase (decrease)	17,448,968	$133,408,189	(16,497,294)	$(161,669,996)

Increase (decrease) derived from capital shares transactions		$133,408,189		$(161,669,996)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.36		$9.12	$8.37	$10.88	$10.50	$11.52

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.03	(0.02)	(0.07)	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.09)		0.82	0.77	(0.79)	0.45	(0.30)

Total from investment operations	(0.04)		0.85	0.75	(0.86)	0.43	(0.37)

Less Distributions
Distributions from net investment income	(0.04)		(0.16)	0.00	(0.59)	0.00	(0.23)
Distributions from net realized capital gains	(0.85)		(0.45)	0.00	(1.06)	(0.05)	(0.42)

Total distributions	(0.89)		(0.61)	0.00	(1.65)	(0.05)	(0.65)

Net Asset Value, End of Period	$8.43		$9.36	$9.12	$8.37	$10.88	$10.50

Total Return (%) (b)	(0.57	)(c)	9.80	8.96	(9.57)	4.00	(3.39)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	(d)	0.89	0.89	0.89	0.89	0.90
Gross ratio of expenses to average net assets excluding interest expense (%)	0.90	(d)	0.89	0.89	0.89	0.89	0.88
Net ratio of expenses to average net assets (%) (e)	0.90	(d)	0.88	0.88	0.88	0.87	0.89
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.89	(d)	0.88	0.88	0.88	0.87	0.87
Ratio of net investment income (loss) to average net assets (%)	1.02	(d)	0.29	(0.20)	(0.76)	(0.17)	(0.66)
Portfolio turnover rate (%)	11	(c)	32	54	122	30	173
Net assets, end of period (in millions)	$3,528.8		$3,754.9	$3,809.0	$3,863.7	$4,762.1	$5,136.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary’s inception date is April 19, 2011 and it invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2018, the Portfolio held $352,007,255 in the Subsidiary, representing 9.7% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix

BHFTI-16

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments, controlled foreign corporation adjustments and deflationary sell adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In

BHFTI-17

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at June 30, 2018.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

BHFTI-18

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-19

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$12,985,652	OTC swap contracts at market value	$56,112
	Unrealized appreciation on futures contracts (b) (c)	26,483,152
Equity	OTC swap contracts at market value	163,096	OTC swap contracts at market value	856,373
	Unrealized appreciation on futures contracts (b) (c)	767,886	Unrealized depreciation on futures contracts (b) (c)	30,577,575
Commodity	OTC swap contracts at market value (a)	10,652,764	OTC swap contracts at market value (a)	34,044,148
	Unrealized appreciation on futures contracts (b) (c)	1,118,888	Unrealized depreciation on futures contracts (b) (c)	7,865,500
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	5,521,394	Unrealized depreciation on forward foreign currency exchange contracts	731,576

Total		$57,692,832		$74,131,284

(a)	Excludes OTC swap interest payable of $88,910.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$12,985,652	$(56,112)	$(12,929,540)	$—
Citibank N.A.	9,944,521	(9,944,521)	—	—
Goldman Sachs International	18,266	(18,266)	—	—
Merrill Lynch International	6,374,467	(6,374,467)	—	—

	$29,322,906	$(16,393,366)	$(12,929,540)	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$56,112	$(56,112)	$—	$—
Citibank N.A.	11,166,714	(9,944,521)	(1,222,193)	—
Goldman Sachs International	266,006	(18,266)	(247,740)	—
Merrill Lynch International	24,199,377	(6,374,467)	(17,824,910)	—

	$35,688,209	$(16,393,366)	$(19,294,843)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-20

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$12,031,320	$12,031,320
Futures contracts	(47,667,934)	47,673,569	9,153,161	—	9,158,796
Swap contracts	(37,008,074)	25,453,901	33,508,920	—	21,954,747

	$(84,676,008)	$73,127,470	$42,662,081	$12,031,320	$43,144,863

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$11,210,738	$11,210,738
Futures contracts	39,373,810	(40,580,448)	(24,643,900)	—	(25,850,538)
Swap contracts	16,362,454	(2,822,766)	(55,244,377)	—	(41,704,689)

	$55,736,264	$(43,403,214)	$(79,888,277)	$11,210,738	$(56,344,489)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,016,187,495
Futures contracts long	2,409,844,732
Futures contracts short	(24,084)
Swap contracts	220,906,697

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-21

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$172,913,522	$131,938,693	$64,395,568	$110,771,863

BHFTI-22

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$10,966,326	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTI-23

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$3,412,910,750

Gross unrealized appreciation	88,264,222
Gross unrealized depreciation	(105,921,757)

Net unrealized appreciation (depreciation)	$(17,657,535)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2017	2016	2017	2016	2017	2016	2017	2016
$146,232,355	$—	$97,621,055	$—	$—	$—	$243,853,410	$—

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$209,309,445	$126,441,968	$73,679,718	$—	$409,431,131

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-24

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned -0.74%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.46%.

MARKET ENVIRONMENT / CONDITIONS

The first half of the year was broadly characterized by a return of market volatility, particularly during the first quarter with investors unnerved first by concerns about crowded long equity and short volatility positioning and then about worries over trade and the U.S. technology sector. Volatility receded in the second quarter and global equity markets ended the first half of the year with mixed results with the S&P 500 Index adding 2.6%, MSCI EAFE Index -2.7%, and MSCI Emerging Markets Index -6.5%.

U.S. economic data continued to be supportive with steady growth and modestly rising inflation. Against this backdrop, the Federal Reserve (the “Fed”) raised rates two times as expected. Meanwhile, after a period of somewhat disappointing data and weak core inflation, the European Central Bank maintained a more dovish stance. The diverging rate policy relative to global central banks was positive for the U.S. dollar over the period.

Rising interest rates drove U.S. bond losses. Treasury yields rose with the 2-year note yield ending the period at 2.53% while the 30-year bond yield finished at 2.99% versus 2.73% at the end of 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are allocated across a diversified mix of asset classes. The volatility of the Portfolio is generally managed by rotating out of risky assets and into cash or other less risky assets during periods of market turbulence. The Portfolio did not de-risk during the six-month period ended June 30, 2018.

The Portfolio underperformed the Dow Jones Moderate Index over the six-month period ended June 30, 2018. Performance relative to the Dow Jones Moderate Index was dampened by a lower U.S. equity allocation and lower exposure to international fixed income. This was partially offset by our tactical underweight position in U.S. 30-year bonds, which contributed to performance, as well as our overweight position in the U.S. dollar.

We continued to have conviction in our theme of Financial Conditions Reversion. Financial conditions eased materially over the course of 2017 as equity markets rallied, volatility remained low, and bond yields declined. Our view was that financial conditions should mean-revert to a tighter level as policymakers across the globe move in a more hawkish direction in response to continued economic strength. Consistent with this, our U.S. financial conditions indicator showed the tightening throughout the first half of the year is converged to near its long-term trend. At period end, we believed the trend had room to continue and we therefore were comfortable with our expression of this theme, an underweight position in U.S. 30-year bond futures.

Additionally, with U.S. economic activity showing signs of reacceleration and the labor market continuing to tighten, we expected the Fed to continue its quarterly pace of rate hikes, as they did in June. We expect rising interest rates to act as a headwind to U.S. equities in the cross section. As a result, at period end we maintained an underweight position in U.S. equities relative to Japanese equities.

We continued to allocate risk to our theme of Global Reflation through an underweight position in U.S. 30-year bond futures. Inflation continued to firm in the U.S., with Core PCE (Personal Consumption Expenditures) reaching 2% year over year for the first time since 2012. Against a backdrop of tightening labor markets and improving global activity, we expect this to be a trend that continues. To reflect this, we remained comfortable with a cautious stance on U.S. bonds. Additionally, we held an overweight position in European equities relative to the U.S. While currency positioning boosted returns, equity positioning was more muted as European stocks underperformed.

During the period, we took profits on the theme of European Gradualism which we had expressed through an underweight position in the euro and an overweight position in U.S. equities, relative to our strategic target. This theme was based on our expectation that the European Central Bank would adopt a more gradual approach to withdrawing stimulus given signs of moderation in growth and inflation momentum. Renewed dovishness from the central bank was supportive of the theme and we used the move lower in the euro and cross-sectional strength within European equities as an opportunity to take profits on the theme.

During the period, the Portfolio held derivatives, performed as expected. As part of the Portfolio’s design, we used a 10-year interest rate swap to overlay 30% of total portfolio assets in order to help dampen volatility. This position detracted from performance as interest rates rose; over the period, the 10-year U.S. Treasury rate climbed to 2.85% from 2.46%. The Portfolio also employed derivatives to hedge and/or take outright views primarily through equity and bond futures. Over the six-month period ended June 30, 2018, the Portfolio used futures to access equity and currency exposures in the following markets: U.S., U.K., Germany, France, Italy, Spain, Sweden, Switzerland, Japan, Hong Kong, Singapore, Australia, Netherlands, and Europe. The Portfolio also used a total return swap on the MSCI Switzerland Index and the S&P GSCI Index to gain exposure to equities and commodities, respectively. In

BHFTI-1

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

terms of fixed income, the Portfolio used U.S. Treasury futures to help adjust Portfolio duration according to our views. All derivatives used over the reporting period performed within our expectations.

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
BlackRock Global Tactical Strategies Portfolio
Class B	-0.74	5.38	6.25	5.27
Dow Jones Moderate Index	0.46	7.83	7.33	6.41

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
iShares 1-3 Year Credit Bond ETF	6.7
iShares iBoxx $ Investment Grade Corporate Bond ETF	6.2
Vanguard Total Bond Market ETF	5.3
iShares Core U.S. Aggregate Bond ETF	4.5
Invesco QQQ Trust	4.5
iShares Core MSCI EAFE ETF	4.3
Technology Select Sector SPDR Fund	3.9
Financial Select Sector SPDR Fund	3.8
iShares MSCI EAFE Fund	3.7
Health Care Select Sector SPDR Fund	2.5

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	35.1
International Developed Market Equities	26.6
U.S. Large Cap Equities	21.7
U.S. Small Cap Equities	4.7
Commodities	4.2
Real Estate Equities	3.1

BHFTI-3

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class B (a) (b)	Actual	0.87%	$1,000.00	$992.60	$4.30
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.
(b)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Funds—59.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—59.3%
Consumer Discretionary Select Sector SPDR Fund (a)	994,255	$108,672,072
Consumer Staples Select Sector SPDR Fund (a)	1,891,052	97,445,910
Energy Select Sector SPDR Fund	1,299,775	98,704,914
Financial Select Sector SPDR Fund (a)	10,253,502	272,640,618
Health Care Select Sector SPDR Fund (a)	2,109,513	176,059,955
Industrial Select Sector SPDR Fund (a)	1,231,272	88,196,013
Invesco QQQ Trust (a)	1,867,588	320,571,480
iShares 1-3 Year Credit Bond ETF (a) (b)	4,618,949	478,985,011
iShares Core MSCI EAFE ETF (b)	4,835,946	306,453,898
iShares Core U.S. Aggregate Bond ETF (a) (b)	3,049,604	324,233,897
iShares iBoxx $ Investment Grade Corporate Bond ETF (a) (b)	3,858,200	442,033,974
iShares Intermediate Credit Bond ETF (b)	1,173,627	124,686,132
iShares MSCI EAFE Fund (b)	3,933,378	263,418,325
iShares MSCI Japan Fund (a) (b)	744,558	43,117,354
iShares U.S. Real Estate ETF (a) (b)	1,881,244	151,590,642
Materials Select Sector SPDR Fund (a)	546,118	31,713,072
Real Estate Select Sector SPDR Fund (a)	2,123,814	69,469,956
Technology Select Sector SPDR Fund (a)	3,982,983	276,697,829
Utilities Select Sector SPDR Fund (a)	1,130,927	58,762,967
Vanguard Short-Term Corporate Bond ETF	1,458,405	113,901,431
Vanguard Total Bond Market ETF	4,769,518	377,698,130

Total Mutual Funds (Cost $3,832,284,025)		4,225,053,580

Short-Term Investments—38.1%

Mutual Fund—2.6%
SSGA USD Liquidity Fund, S2 Shares, 2.040% (c)	182,145,496	182,145,496

Repurchase Agreement—35.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $2,533,577,172; collateralized by U.S. Treasury Notes with rates ranging from 0.750% - 2.750%, maturity dates ranging from 10/31/18 - 05/31/24, and an aggregate market value of $2,584,086,057.	2,533,408,278	2,533,408,278

Total Short-Term Investments (Cost $2,715,553,774)		2,715,553,774

Securities Lending Reinvestments (d)—17.0%

Bank Note—0.1%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (e)	7,000,000	7,000,000

Certificates of Deposit—6.4%
Banco Del Estado De Chile New York 2.305%, 1M LIBOR + 0.220%, 07/17/18 (e)	12,500,000	12,500,063
2.455%, 3M LIBOR + 0.100%, 11/14/18 (e)	2,500,000	2,500,135
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (e)	15,000,000	14,999,130

Certificates of Deposit—(Continued)
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (e)	4,000,000	3,999,624
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (e)	25,000,000	25,023,250
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (e)	10,000,000	10,003,750
Chiba Bank, Ltd., New York 2.210%, 07/11/18	24,000,000	23,999,232
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (e)	10,000,000	10,007,780
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (e)	3,000,000	3,000,138
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	14,909,923	14,979,000
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (e)	10,000,000	10,001,680
2.460%, FEDEFF PRV + 0.550%, 09/07/18 (e)	13,500,000	13,500,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	7,500,000	7,499,693
KBC Bank NV 2.280%, 08/15/18	10,000,000	10,001,100
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	12,664,980	12,709,615
2.300%, 08/15/18	10,001,270	10,002,170
Mizuho Bank, Ltd., New York 2.486%, 1M LIBOR + 0.440%, 10/11/18 (e)	20,000,000	20,010,860
Natixis New York 2.525%, 1M LIBOR + 0.440%, 09/17/18 (e)	20,500,000	20,509,430
Norinchukin Bank New York 2.291%, 1M LIBOR + 0.200%, 07/23/18 (e)	14,000,000	13,998,838
2.301%, 1M LIBOR + 0.300%, 09/04/18 (e)	11,000,000	10,997,261
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (e)	26,250,000	26,249,737
2.485%, 1M LIBOR + 0.400%, 09/17/18 (e)	10,000,000	10,004,600
2.525%, 1M LIBOR + 0.440%, 09/17/18 (e)	15,000,000	15,012,015
Standard Chartered plc 2.250%, 08/21/18	10,000,000	10,001,530
2.384%, 1M LIBOR + 0.300%, 08/22/18 (e)	8,000,000	8,000,192
Sumitomo Mitsui Banking Corp., New York 2.235%, 1M LIBOR + 0.230%, 09/05/18 (e)	10,000,000	10,000,300
2.316%, 1M LIBOR + 0.270%, 09/10/18 (e)	6,000,000	6,000,528
2.374%, 1M LIBOR + 0.280%, 07/30/18 (e)	5,000,000	5,000,350
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (e)	2,000,000	2,000,000
2.447%, 3M LIBOR + 0.110%, 10/11/18 (e)	15,000,000	15,001,635
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (e)	30,000,000	30,000,000
Svenska Handelsbanken AB 2.451%, 1M LIBOR + 0.450%, 04/03/19 (e)	14,000,000	14,012,628
2.522%, 3M LIBOR + 0.210%, 01/03/19 (e)	4,000,630	4,005,004
Wells Fargo Bank N.A. 2.502%, 3M LIBOR + 0.140%, 10/26/18 (e)	40,000,000	40,050,872
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (e)	10,000,000	9,999,340

		455,581,480

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—2.6%
Bank of China, Ltd. 2.490%, 09/05/18	9,938,442	$9,953,840
2.500%, 07/23/18	15,402,049	15,480,516
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (e)	24,000,000	24,010,536
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (e)	14,000,000	13,999,874
Liberty Funding LLC 2.270%, 08/13/18	14,914,875	14,961,000
LMA S.A. & LMA Americas 2.470%, 11/13/18	6,915,951	6,935,467
Macquarie Bank, Ltd. 2.280%, 09/04/18	13,918,427	13,943,076
Mont Blanc Capital Management AG 2.340%, 09/17/18	8,072,408	8,096,871
National Bank of Canada 2.171%, 1M LIBOR + 0.170%, 07/03/18 (e)	9,500,000	9,500,000
Ridgefield Funding Co. LLC 2.400%, 07/09/18	19,870,667	19,993,140
Sheffield Receivables Co. 2.490%, 11/26/18	11,843,130	11,875,596
Toyota Motor Credit Corp. 2.310%, 09/18/18	2,977,285	2,984,766
2.320%, 07/26/18	17,877,040	17,975,142
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (e)	15,000,000	15,000,000

		184,709,824

Master Demand Notes—0.3%
Natixis Financial Products LLC 2.140%, OBFR + 0.230%, 07/02/18 (e)	20,000,000	20,000,000
2.160%, OBFR + 0.250%, 07/02/18 (e)	4,000,000	4,000,000

		24,000,000

Repurchase Agreements—6.3%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $30,618,204; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $32,155,772.	30,500,000	30,500,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $15,629,350; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $15,300,002.	15,000,000	15,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $4,881,636; collateralized by various Common Stock with an aggregate market value of $5,389,017.	4,827,965	4,827,965

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $45,744,842; collateralized by various Common Stock with an aggregate market value of $49,950,340.	44,750,000	44,750,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $9,807,640; collateralized by various Common Stock with an aggregate market value of $10,880,210.	9,782,645	9,782,645
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $13,378,482; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $13,649,998.	13,376,253	13,376,253
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $5,764,963; collateralized by various Common Stock with an aggregate market value of $6,050,000.	5,500,000	5,500,000
NBC Global Finance Ltd. Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $72,814,449; collateralized by various Common Stock with an aggregate market value of $80,684,613.	72,500,000	72,500,000
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $20,247,289; collateralized by various Common Stock with an aggregate market value of $22,257,824.	20,000,000	20,000,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $17,307,692; collateralized by various Common Stock with an aggregate market value of $19,142,132.	17,200,362	17,200,362
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $47,811,811; collateralized by various Common Stock with an aggregate market value of $52,862,332.	47,500,000	47,500,000
Societe Generale
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $16,448,870; collateralized by various Common Stock with an aggregate market value of $18,198,417.	16,352,955	16,352,955
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $52,739,633; collateralized by various Common Stock with an aggregate market value of $58,424,725.	52,500,000	52,500,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $98,824,393; collateralized by various Common Stock with an aggregate market value of $109,615,912.	98,500,000	98,500,000

		448,290,180

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—1.3%
Australia New Zealand Bank 1.900%, 07/02/18	5,000,000	$5,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	10,000,000	10,000,000
DNB Bank ASA 1.870%, 07/02/18	11,415,000	11,415,000
Erste Group Bank AG 1.910%, 07/02/18	5,000,000	5,000,000
Nordea Bank New York 1.880%, 07/02/18	20,000,000	20,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	10,100,000	10,100,000
Svenska Handelsbanken AB 1.870%, 07/02/18	35,000,000	35,000,000

		96,515,000

Total Securities Lending Reinvestments (Cost $1,215,936,290)		1,216,096,484

Total Investments—114.4% (Cost $7,763,774,089)		8,156,703,838
Other assets and liabilities (net)—(14.4)%		(1,029,715,378)

Net Assets—100.0%		$7,126,988,460

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $1,190,874,660 and the collateral received consisted of cash in the amount of $1,215,362,256. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2018.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	122,000,000	HSBC	09/19/18	USD	92,509,806	$(2,202,248)
CHF	88,827,000	GSI	09/19/18	USD	90,686,277	(388,798)
DKK	171,649,000	UBSA	09/19/18	USD	27,310,113	(240,487)
EUR	340,446,149	JPMC	09/19/18	USD	403,441,283	(3,548,123)
GBP	155,756,000	GSI	09/19/18	USD	208,533,453	(2,265,851)
HKD	301,422,000	GSI	09/19/18	USD	38,469,878	(2,210)
JPY	28,151,516,000	UBSA	09/19/18	USD	256,389,035	(747,228)
SEK	362,000,000	UBSA	09/19/18	USD	42,356,396	(1,700,685)
SGD	23,561,000	HSBC	09/19/18	USD	17,674,771	(353,677)

Contracts to Deliver
AUD	13,579,088	HSBC	09/19/18	USD	10,005,710	(45,882)
GBP	5,000,000	HSBC	09/19/18	USD	6,612,692	(8,806)
JPY	1,559,838,240	HSBC	09/19/18	USD	14,245,879	81,104
JPY	1,265,270,603	HSBC	09/19/18	USD	11,582,060	92,233
SEK	82,107,974	GSI	09/19/18	USD	9,267,553	46,122

Net Unrealized Depreciation						$(11,284,536)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Amsterdam Index Futures	07/20/18	427	EUR	47,106,640	$(1,138,060)
CAC 40 Index Futures	07/20/18	1,365	EUR	72,624,825	(2,102,804)
DAX Index Futures	09/21/18	166	EUR	51,080,275	(1,667,458)
Euro Stoxx 50 Index Futures	09/21/18	4,238	EUR	143,710,580	(1,209,124)
FTSE 100 Index Futures	09/21/18	2,055	GBP	156,210,825	748,970
FTSE MIB Index Futures	09/21/18	175	EUR	18,872,000	402,194
Hang Seng Index Futures	07/30/18	215	HKD	308,804,500	(554,618)
IBEX 35 Index Futures	07/20/18	213	EUR	20,451,834	(373,654)
MSCI Singapore Index Futures	07/30/18	586	SGD	21,447,600	63,920
Nikkei 225 Index Futures	09/13/18	1,913	JPY	42,640,770,000	(2,141,642)
OMX Stockholm 30 Index Futures	07/20/18	2,257	SEK	352,317,700	57,795
Russell 2000 Index Mini Futures	09/21/18	4,084	USD	336,419,500	(5,620,278)
S&P 500 Index E-Mini Futures	09/21/18	136	USD	18,506,880	(368,669)
SPI 200 Index Futures	09/20/18	746	AUD	114,660,200	1,420,092
U.S. Treasury Long Bond Futures	09/19/18	1,895	USD	274,775,000	6,906,256
U.S. Treasury Note 10 Year Futures	09/19/18	1,268	USD	152,397,750	1,478,560
U.S. Treasury Note 2 Year Futures	09/28/18	2,001	USD	423,868,080	519,061
U.S. Treasury Note 5 Year Futures	09/28/18	2,777	USD	315,514,931	1,702,696

Futures Contracts—Short
U.S. Treasury Ultra Long Bond Futures	09/19/18	(3,292)	USD	(525,279,750)	(16,554,779)

Net Unrealized Depreciation					$(18,431,542)

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
1.000%	Annually	07/17/18	UBSA	MSCI Switzerland Net Return Index	CHF	102,012,225	$(925,760)	$—	$(925,760)
2.000%	Quarterly	08/31/18	JPMC	S&P GSCI Commodity Index	USD	292,450,586	3,963,326	—	3,963,326

Totals							$3,037,566	$—	$3,037,566

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Depreciation
Pay	3M LIBOR	Quarterly	2.470%	Semi-Annually	01/08/28	USD	260,000,000	$(10,601,029)	$4,077	$(10,605,106)
Pay	3M LIBOR	Quarterly	2.495%	Semi-Annually	01/10/28	USD	298,000,000	(11,526,300)	4,673	(11,530,973)
Pay	3M LIBOR	Quarterly	2.550%	Semi-Annually	01/16/28	USD	302,000,000	(10,324,266)	4,735	(10,329,001)
Pay	3M LIBOR	Quarterly	2.560%	Semi-Annually	01/11/28	USD	285,573,598	(9,489,236)	4,478	(9,493,714)
Pay	3M LIBOR	Quarterly	2.570%	Semi-Annually	01/12/28	USD	320,000,000	(10,371,526)	5,018	(10,376,544)
Pay	3M LIBOR	Quarterly	2.570%	Semi-Annually	01/16/28	USD	312,000,000	(10,140,147)	4,892	(10,145,039)
Pay	3M LIBOR	Quarterly	2.575%	Semi-Annually	01/18/28	USD	321,000,000	(10,302,338)	5,033	(10,307,371)
Pay	3M LIBOR	Quarterly	2.610%	Semi-Annually	01/19/28	USD	134,000,000	(3,908,074)	2,101	(3,910,175)

Totals								$(76,662,916)	$35,007	$(76,697,923)

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Glossary of Abbreviations

Counterparties

(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,225,053,580	$—	$—	$4,225,053,580
Short-Term Investments
Mutual Fund	182,145,496	—	—	182,145,496
Repurchase Agreement	—	2,533,408,278	—	2,533,408,278
Total Short-Term Investments	182,145,496	2,533,408,278	—	2,715,553,774
Total Securities Lending Reinvestments*	—	1,216,096,484	—	1,216,096,484
Total Investments	$4,407,199,076	$3,749,504,762	$—	$8,156,703,838

Collateral for Securities Loaned (Liability)	$—	$(1,215,362,256)	$—	$(1,215,362,256)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$219,459	$—	$219,459
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(11,503,995)	—	(11,503,995)
Total Forward Contracts	$—	$(11,284,536)	$—	$(11,284,536)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$13,299,544	$—	$—	$13,299,544
Futures Contracts (Unrealized Depreciation)	(31,731,086)	—	—	(31,731,086)
Total Futures Contracts	$(18,431,542)	$—	$—	$(18,431,542)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(76,697,923)	$—	$(76,697,923)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,963,326	$—	$3,963,326
OTC Swap Contracts at Value (Liabilities)	—	(925,760)	—	(925,760)
Total OTC Swap Contracts	$—	$3,037,566	$—	$3,037,566

*	See Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities June 30, 2018 (Unaudited)
Assets
Investments at value (a) (b)	$3,488,776,327
Affiliated investments at value (c) (d)	2,134,519,233
Repurchase Agreement	2,533,408,278
Cash denominated in foreign currencies (e)	33,337,917
Cash collateral (f)	162,094,820
OTC swap contracts at market value	3,963,326
Unrealized appreciation on forward foreign currency exchange contracts	219,459
Receivable for:
Dividends and interest	2,008,905
Variation margin on futures contracts	7,721,631

Total Assets	8,366,049,896
Liabilities
Due to custodian	151,000
OTC swap contracts at market value	925,760
Unrealized depreciation on forward foreign currency exchange contracts	11,503,995
Collateral for securities loaned	1,215,362,256
Payables for:
Fund shares redeemed	3,079,082
Variation margin on centrally cleared swap contracts	1,804,272
Interest on OTC swap contracts	438,676
Accrued Expenses:
Management fees	3,556,735
Distribution and service fees	1,474,853
Deferred trustees’ fees	110,140
Other expenses	654,667

Total Liabilities	1,239,061,436

Net Assets	$7,126,988,460

Net Assets Consist of:
Paid in surplus	$6,738,606,766
Distributions in excess of net investment income	(4,461,255)
Accumulated net realized gain	103,368,811
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	289,474,138

Net Assets	$7,126,988,460

Net Assets
Class B	$7,126,988,460
Capital Shares Outstanding*
Class B	723,077,634
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,113,850,668.
(b)	Includes securities loaned at value of $657,272,651.
(c)	Identified cost of affiliated investments was $2,116,515,143.
(d)	Includes securities loaned at value of $533,602,009.
(e)	Identified cost of cash denominated in foreign currencies was $33,343,791.
(f)	Includes collateral of $81,667,820 for centrally cleared swap contracts, $77,807,000 for futures contracts and $2,620,000 for OTC swap contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends from Underlying ETFs	$18,207,009
Dividends from affiliated investments	29,329,141
Interest	8,692,946
Securities lending income	3,120,245

Total investment income	59,349,341
Expenses
Management fees	23,875,547
Administration fees	137,764
Custodian and accounting fees	200,542
Distribution and service fees—Class B	9,068,466
Audit and tax services	27,711
Legal	28,304
Trustees’ fees and expenses	20,711
Shareholder reporting	97,715
Insurance	23,666
Miscellaneous	27,813

Total expenses	33,508,239
Less management fee waiver	(2,062,589)

Net expenses	31,445,650

Net Investment Income	27,903,691

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	103,347,711
Affiliated investments	17,279,053
Futures contracts	60,277,437
Swap contracts	(27,818,709)
Foreign currency transactions	3,533,278
Forward foreign currency transactions	5,614,302

Net realized gain	162,233,072

Net change in unrealized depreciation on:
Investments	(75,186,639)
Affiliated investments	(84,714,881)
Futures contracts	(19,033,636)
Swap contracts	(47,719,738)
Foreign currency transactions	(1,151,350)
Forward foreign currency transactions	(23,169,586)

Net change in unrealized depreciation	(250,975,830)

Net realized and unrealized loss	(88,742,758)

Net Decrease in Net Assets From Operations	$(60,839,067)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,903,691	$34,679,182
Net realized gain	162,233,072	555,189,916
Net change in unrealized appreciation (depreciation)	(250,975,830)	340,349,668

Increase (decrease) in net assets from operations	(60,839,067)	930,218,766

From Distributions to Shareholders
Net investment income
Class B	(100,677,144)	(50,163,933)
Net realized capital gains
Class B	(504,052,454)	(90,295,080)

Total distributions	(604,729,598)	(140,459,013)

Increase (decrease) in net assets from capital share transactions	259,013,120	(583,695,337)

Total increase (decrease) in net assets	(406,555,545)	206,064,416

Net Assets
Beginning of period	7,533,544,005	7,327,479,589

End of period	$7,126,988,460	$7,533,544,005

Undistributed (distributions in excess of) net investment income
End of period	$(4,461,255)	$68,312,198

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	1,034,221	$11,072,948	2,419,220	$24,876,055
Reinvestments	60,837,988	604,729,598	13,716,701	140,459,013
Redemptions	(33,487,177)	(356,789,426)	(72,814,941)	(749,030,405)

Net increase (decrease)	28,385,032	$259,013,120	(56,679,020)	$(583,695,337)

Increase (decrease) derived from capital shares transactions		$259,013,120		$(583,695,337)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.84		$9.75	$10.33	$10.95	$11.05	$10.39

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.05	0.06	0.04	0.07	0.06
Net realized and unrealized gain (loss) on investments	(0.11)		1.24	0.37	(0.04)	0.56	0.99

Total from investment operations	(0.07)		1.29	0.43	0.00	0.63	1.05

Less Distributions
Distributions from net investment income	(0.15)		(0.07)	(0.15)	(0.17)	(0.13)	(0.15)
Distributions from net realized capital gains	(0.76)		(0.13)	(0.86)	(0.45)	(0.60)	(0.24)

Total distributions	(0.91)		(0.20)	(1.01)	(0.62)	(0.73)	(0.39)

Net Asset Value, End of Period	$9.86		$10.84	$9.75	$10.33	$10.95	$11.05

Total Return (%) (b)	(0.74	)(c)	13.31	4.43	(0.11)	5.92	10.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.92	(e)	0.92	0.92	0.92	0.92	0.92
Net ratio of expenses to average net assets (%) (d)(f)	0.87	(e)	0.89	0.89	0.89	0.90	0.91
Ratio of net investment income to average net assets (%)	0.77	(e)	0.47	0.61	0.35	0.63	0.58
Portfolio turnover rate (%)	10	(c)	1	2	51	25	51
Net assets, end of period (in millions)	$7,127.0		$7,533.5	$7,327.5	$7,482.6	$7,846.9	$7,817.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is May 14, 2013 and it invests primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2018, the Portfolio held $186,266,578 in the Subsidiary, representing 2.2% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the consolidated financial statements were issued.

BHFTI-14

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the

BHFTI-15

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2018, the Portfolio had a payment of $151,000 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2018. The Portfolio’s average overdraft advances during the six months ended June 30, 2018 were not significant.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distributions from underlying funds, futures transactions, controlled foreign corporation reversal and swap transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

BHFTI-16

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $2,533,408,278, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $448,290,180, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Consolidated Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Consolidated Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

BHFTI-17

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable

BHFTI-18

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-19

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts (a) (c)	$76,697,923
	Unrealized appreciation on futures contracts (b) (c)	$10,606,573	Unrealized depreciation on futures contracts (b) (c)	16,554,779
Equity			OTC swap contracts at market value	925,760
	Unrealized appreciation on futures contracts (b) (c)	2,692,971	Unrealized depreciation on futures contracts (b) (c)	15,176,307
Commodity	OTC swap contracts at market value (d)	3,963,326
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	219,459	Unrealized depreciation on forward foreign currency exchange contracts	11,503,995

Total		$17,482,329		$120,858,764

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Excludes OTC swap interest payable of $438,676.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$46,122	$(46,122)	$—	$—
HSBC Bank plc	173,337	(173,337)	—	—
JPMorgan Chase Bank N.A.	3,963,326	(3,548,123)	—	415,203

	$4,182,785	$(3,767,582)	$—	$415,203

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Goldman Sachs International	$2,656,859	$(46,122)	$—	$2,610,737
HSBC Bank plc	2,610,613	(173,337)	—	2,437,276
JPMorgan Chase Bank N.A.	3,548,123	(3,548,123)	—	—
UBS AG	3,614,160	—	(2,330,000)	1,284,160

	$12,429,755	$(3,767,582)	$(2,330,000)	$6,332,173

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-20

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$5,614,302	$5,614,302
Futures contracts	4,794,547	55,482,890	—	—	60,277,437
Swap contracts	(57,818,366)	(3,401,247)	33,400,904	—	(27,818,709)

	$(53,023,819)	$52,081,643	$33,400,904	$5,614,302	$38,073,030

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(23,169,586)	$(23,169,586)
Futures contracts	(1,768,963)	(17,264,673)	—	—	(19,033,636)
Swap contracts	(38,239,057)	(2,772,177)	(6,708,504)	—	(47,719,738)

	$(40,008,020)	$(20,036,850)	$(6,708,504)	$(23,169,586)	$(89,922,960)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,633,985,552
Futures contracts long	1,038,437,246
Futures contracts short	(339,677,200)
Swap contracts	2,367,951,506

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one

BHFTI-21

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$494,225,416	$0	$396,685,854

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$23,875,547	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

BHFTI-22

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.150%	First $100 million
0.100%	$100 million to $300 million
0.050%	$300 million to $600 million
0.025%	$600 million to $1 billion
0.020%	$1 billion to $2.5 billion
0.050%	$2.5 billion to $4.5 billion
0.060%	$4.5 billion to $6.5 billion
0.130%	Over $6.5 billion

An identical agreement was in place for the period November 1, 2017 to April 30, 2018. Amounts waived, for the six months ended June 30, 2018 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

BHFTI-23

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the six months ended June 30, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
iShares 1-3 Year Credit Bond ETF	$482,864,928	$—	$—	$—	$(3,879,917)	$478,985,011
iShares Core MSCI EAFE ETF	34,434,542	284,872,120	—	—	(12,852,764)	306,453,898
iShares Core U.S. Aggregate Bond ETF	333,413,205	—	—	—	(9,179,308)	324,233,897
iShares iBoxx $ Investment Grade Corporate Bond ETF	469,002,792	—	—	—	(26,968,818)	442,033,974
iShares Intermediate Credit Bond ETF	128,171,805	—	—	—	(3,485,673)	124,686,132
iShares MSCI EAFE Fund	351,177,427	—	(78,608,203)	17,829,313	(26,980,212)	263,418,325
iShares MSCI Japan Fund	44,621,361	—	—	—	(1,504,007)	43,117,354
iShares U.S. Real Estate ETF	151,808,608	7,250,760	(7,054,284)	(550,260)	135,818	151,590,642

	$1,995,494,668	$292,122,880	$(85,662,487)	$17,279,053	$(84,714,881)	$2,134,519,233

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
iShares 1-3 Year Credit Bond ETF	$—	$3,830,176	4,618,949
iShares Core MSCI EAFE ETF	—	5,568,563	4,835,946
iShares Core U.S. Aggregate Bond ETF	—	3,688,774	3,049,604
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	6,468,801	3,858,200
iShares Intermediate Credit Bond ETF	—	1,429,086	1,173,627
iShares MSCI EAFE Fund	—	5,324,006	3,933,378
iShares MSCI Japan Fund	—	342,809	744,558
iShares U.S. Real Estate ETF	—	2,676,926	1,881,244

	$—	$29,329,141

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$7,837,726,887

Gross unrealized appreciation	473,937,625
Gross unrealized depreciation	(258,299,551)

Net unrealized appreciation (depreciation)	$215,638,074

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$102,549,029	$224,479,951	$37,909,984	$492,293,060	$140,459,013	$716,773,011

BHFTI-24

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$416,574,893	$186,543,656	$450,944,801	$—	$1,054,063,350

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-25

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the BlackRock High Yield Portfolio returned 0.51% and 0.39%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays High Yield 2% Issuer Capped Index1, returned 0.16%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. High Yield market ended the first half of 2018 on a relatively firm note, with June’s 0.4% monthly return bringing year-to-date results into positive territory. While the macroeconomic trends of global trade concerns and volatile oil prices led to continued uncertainty over the period, high yield bonds absorbed the latest Federal Open Market Committee rate hike in stride and the first quarter earnings season was broadly stable. Light primary market activity also added support to high yield prices, as the mere $51.9 billion pricing in the second quarter represented a 31% decline from the same period in 2017. Rising leverage levels across Investment Grade (“IG”) issuers grew top-of-mind during the second quarter, as the BBB-rated segment of the IG market continues to grow at an above-market pace. A potential risk to this phenomenon includes a wave of “Fallen Angels” (formerly investment grade-rated bonds which have been downgraded to the high yield universe) entering the High Yield market. Outflows continue to persist across the High Yield mutual fund category, with nearly $24 billion exiting the asset class year-to-date. However, institutional demand (not publicly trackable) appears to remain firm – particularly from select offshore investors who continue to seek income. While funding costs have muted relative value for euro-denominated investors (with currency hedging cropping off approximately 3% annually from return potential), select Asian-domiciled investors face less of a headwind. Specific to High Yield returns, lower-rated assets outperformed, as investors fled from more duration-heavy BB-rated names and sought potential upside in “yieldier” names. While CCCs have returned 3.0% so far year-to-date through June 30, BBs have returned a mere 0.2%. By sector, dispersion persists between the best-and-worst performers year-to-date, but many sectors also have returns within the -0.5% and 0.5% range. Year-to-date, Retailers have returned 3.7% while Automotive names have lost -5.4%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

While 2018 has so far seen pockets of market volatility, the Portfolio’s broad themes remained generally consistent. However, the team continued to focus on both core high yield and tactical, out-of-benchmark allocation changes as market conditions warranted. From a ratings perspective, the Portfolio was consistently underweight BB-rated credits and overweight B-rated credits. Within the CCC space, the Portfolio maintained a slight net overweight, tactically increasing the position over the period. Importantly, our conviction for the Portfolio’s CCC-rated credits is based on at least one of the following: a potential for near-term upgrade to single B, a near-term catalyst for price appreciation, and/or it is short duration paper with substantial yield. The Portfolio maintained a tactical position to liquid high-yield index derivatives which positively contributed to performance over the period. Throughout the first half of 2018, we increased the Portfolio’s tactical exposure to leveraged loans and collateralized loan obligations (“CLOs”) as these senior secured assets pose attractive risk-adjusted income, in our view, with next-to-no duration. We preferred the new issue market to secondary purchases, as prices remain elevated.

From a risk perspective, the Portfolio remained roughly market-neutral over the first half of 2018. Despite this broadly risk-neutral positioning relative to the benchmark, the Portfolio incrementally added and reduced risk throughout the first half of the year as conditions warranted. By the end of the period, the Portfolio’s beta was slightly lower than at the outset of the period as the team looked to take a slightly more measured approach.

From a sector standpoint, the Portfolio’s top sector overweights were to the Wireless, Pharmaceuticals, and Chemicals sectors. The Portfolio’s largest sector underweights included Media & Entertainment and Retailers as these sectors are facing secular challenges in light of shifting consumer preferences. Within the Media and Entertainment sector, the team had concerns over the challenges “traditional” (TV, radio, print) media companies face from digital competitors.

On an absolute basis, the Gaming, Independent Energy, and Health Care sectors were the largest contributors to the Portfolio’s return during the first half of 2018. On a relative basis, security selection within Gaming (overweight Stars), Technology (overweight Micron Technology), and Independent Energy (overweight Consol Energy) were positive contributors, as was the Portfolio’s overall overweight to the Integrated Energy space. By contrast, the Portfolio’s security selection within the Wireless (overweight to Ligado Networks), Wirelines (underweight to Frontier), and Metals & Mining (overweight to Freeport-McMoran) sectors detracted from performance. The Portfolio’s out-of-benchmark tactical positions positively

BHFTI-1

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

contributed to performance over the period, with leveraged loan exposure and a preferred equity allocation to Stars leading the way. The Portfolio’s underweight to BB-rated names has been a positive driver of performance, as this more duration-heavy portion of the market has been a laggard year-to-date.

James Keenan

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
BlackRock High Yield Portfolio
Class A	0.51	3.55	5.89	7.75
Class B	0.39	3.32	5.60	7.48
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	0.16	2.62	5.52	8.23

1 The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Sectors

% of Net Assets
Corporate Bonds & Notes	80.3
Floating Rate Loans	11.7
Asset-Backed Securities	2.6
Common Stocks	1.8
Convertible Preferred Stocks	1.0
Preferred Stocks	0.6
Mutual Funds	0.5
Convertible Bonds	0.2

BHFTI-3

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.68%	$1,000.00	$1,005.10	$3.38
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B (a)	Actual	0.93%	$1,000.00	$1,003.90	$4.62
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—80.3% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.3%
Acosta, Inc. 7.750%, 10/01/22 (144A)	490,000	$242,550
Clear Channel International B.V. 8.750%, 12/15/20 (144A)	1,233,000	1,274,614
MDC Partners, Inc. 6.500%, 05/01/24 (144A) (a)	802,000	695,735

		2,212,899

Aerospace/Defense—1.1%
Arconic, Inc. 5.125%, 10/01/24	973,000	960,837
5.900%, 02/01/27	443,000	446,323
6.750%, 01/15/28	364,000	386,295
BBA U.S. Holdings, Inc. 5.375%, 05/01/26 (144A)	606,000	608,279
KLX, Inc. 5.875%, 12/01/22 (144A)	986,000	1,024,207
Kratos Defense & Security Solutions, Inc. 6.500%, 11/30/25 (144A)	443,000	459,613
Leonardo S.p.A. 1.500%, 06/07/24 (EUR)	110,000	120,622
Pioneer Holdings LLC / Pioneer Finance Corp. 9.000%, 11/01/22 (144A)	362,000	373,765
TransDigm UK Holdings plc 6.875%, 05/15/26 (144A)	1,423,000	1,442,566
TransDigm, Inc. 6.000%, 07/15/22	87,000	87,461
6.375%, 06/15/26	522,000	518,085
6.500%, 07/15/24	772,000	785,510
6.500%, 05/15/25	154,000	155,733

		7,369,296

Airlines—0.0%
Virgin Australia Pass-Through Trust 7.125%, 10/23/18 (144A)	300,773	303,811

Auto Manufacturers—0.5%
Fiat Chrysler Automobiles NV 3.750%, 03/29/24 (EUR)	100,000	124,347
Fiat Chrysler Finance Europe S.A. 6.750%, 10/14/19 (EUR)	110,000	138,157
General Motors Financial Co., Inc. 5.750%, 3M LIBOR + 3.598%, 09/30/27 (a) (b)	808,000	774,670
JB Poindexter & Co., Inc. 7.125%, 04/15/26 (144A)	227,000	232,675
Navistar International Corp. 6.625%, 11/01/25 (144A)	617,000	633,967
Tesla, Inc. 5.300%, 08/15/25 (144A) (a)	1,062,000	945,180
Volvo Car AB 2.000%, 01/24/25 (EUR)	200,000	225,853
Wabash National Corp. 5.500%, 10/01/25 (144A)	513,000	492,480

		3,567,329

Auto Parts & Equipment—0.4%
Adient Global Holdings, Ltd. 3.500%, 08/15/24 (EUR)	200,000	$216,224
Allison Transmission, Inc. 5.000%, 10/01/24 (144A)	36,000	35,415
Faurecia 3.625%, 06/15/23 (EUR)	100,000	121,132
Federal-Mogul LLC / Federal-Mogul Financing Corp. 5.000%, 07/15/24 (EUR)	332,000	402,501
GKN Holdings plc 3.375%, 05/12/32 (GBP)	100,000	135,436
Goodyear Dunlop Tires Europe B.V. 3.750%, 12/15/23 (EUR)	131,000	156,594
HP Pelzer Holding GmbH 4.125%, 04/01/24 (EUR)	175,000	205,387
IHO Verwaltungs GmbH 2.750%, 3.500% PIK, 09/15/21 (EUR) (c)	100,000	117,841
3.250%, 4.000% PIK, 09/15/23 (EUR) (c)	300,000	353,931
3.750%, 4.500% PIK, 09/15/26 (EUR) (c)	250,000	296,872
4.500%, 5.250% PIK, 09/15/23 (144A) (c)	200,000	191,500
4.750%, 5.500% PIK, 09/15/26 (144A) (c)	270,000	254,137
LKQ Italia Bondco S.p.A. 3.875%, 04/01/24 (EUR)	200,000	242,876

		2,729,846

Banks—3.2%
Allied Irish Banks plc 4.125%, 5Y EUR Swap + 3.950%, 11/26/25 (EUR) (b)	225,000	275,264
Alpha Bank AE 2.500%, 02/05/23 (EUR)	150,000	174,862
Banco BPM S.p.A. 2.750%, 07/27/20 (EUR)	400,000	470,857
4.250%, 01/30/19 (EUR)	100,000	118,336
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR) (d)	400,000	133,129
4.750%, 01/15/18 (EUR) (d)	1,000,000	329,904
Bank of America Corp. 5.125%, 3M LIBOR + 3.387%, 06/17/19 (a) (b)	690,000	695,175
6.100%, 3M LIBOR + 3.898%, 03/17/25 (b)	804,000	835,678
6.250%, 3M LIBOR + 3.705%, 09/05/24 (b)	1,160,000	1,212,200
6.500%, 3M LIBOR + 4.174%, 10/23/24 (a) (b)	1,087,000	1,154,937
Bank of Ireland 4.250%, 5Y EUR Swap + 3.550%, 06/11/24 (EUR) (b)	320,000	383,347
Bankia S.A. 3.375%, 5Y EUR Swap + 3.350%, 03/15/27 (EUR) (b)	100,000	118,882
4.000%, 5Y EUR Swap + 3.166%, 05/22/24 (EUR) (b)	300,000	357,656
Barclays plc 2.625%, 5Y EUR Swap + 2.450%, 11/11/25 (EUR) (b)	100,000	118,983
4.375%, 09/11/24	1,330,000	1,292,733
5.200%, 05/12/26	400,000	392,944
CaixaBank S.A. 3.500%, 5Y EUR Swap + 3.350%, 02/15/27 (EUR) (b)	100,000	122,607
CIT Group, Inc. 5.250%, 03/07/25	393,000	395,947
5.800%, 3M LIBOR + 3.972%, 06/15/22 (b)	569,000	561,887
6.000%, 04/01/36	1,550,000	1,441,500
6.125%, 03/09/28	222,000	228,105

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Citigroup, Inc. 5.950%, 3M LIBOR + 4.095%, 08/15/20 (b)	425,000	$437,750
6.125%, 3M LIBOR + 4.478%, 11/15/20 (b)	375,000	391,406
Deutsche Pfandbriefbank AG 4.600%, 02/22/27 (EUR)	100,000	119,736
Goldman Sachs Group, Inc. (The) 5.000%, 3M LIBOR + 2.874%, 11/10/22 (b)	2,170,000	2,035,677
Hongkong & Shanghai Banking Corp., Ltd. (The) 2.563%, 3M LIBOR + 1.875%, 07/27/18 (b)	100,000	77,200
IKB Deutsche Industriebank AG 4.000%, 5Y EUR Swap + 3.617%, 01/31/28 (EUR) (b)	100,000	113,452
Intesa Sanpaolo S.p.A. 6.625%, 09/13/23 (EUR)	400,000	545,283
JPMorgan Chase & Co. 5.000%, 3M LIBOR + 3.320%, 07/01/19 (b)	350,000	351,750
5.300%, 3M LIBOR + 3.800%, 05/01/20 (b)	2,335,000	2,378,197
6.100%, 3M LIBOR + 3.330%, 10/01/24 (a) (b)	1,307,000	1,349,608
6.125%, 3M LIBOR + 3.330%, 04/30/24 (b)	243,000	249,683
Morgan Stanley 5.550%, 3M LIBOR + 3.810%, 07/15/20 (b)	345,000	355,592
National Westminster Bank plc 2.563%, 08/28/18 (b)	100,000	81,650
Royal Bank of Scotland Group plc 8.625%, 5Y USD Swap + 7.598%, 08/15/21 (b)	238,000	252,935
UniCredit S.p.A. 4.375%, 5Y EUR Swap + 4.316%, 01/03/27 (EUR) (b)	200,000	239,229
5.750%, 5Y EUR Swap + 4.100%, 10/28/25 (EUR) (b)	150,000	184,552
6.950%, 10/31/22 (EUR)	200,000	269,862
Wells Fargo & Co. 5.875%, 3M LIBOR + 3.990%, 06/15/25 (a) (b)	1,335,000	1,376,719
5.900%, 3M LIBOR + 3.110%, 06/15/24 (b)	180,000	180,675

		21,805,889

Building Materials—0.5%
American Woodmark Corp. 4.875%, 03/15/26 (144A) (a)	220,000	208,450
BMBG Bond Finance SCA 3.000%, 06/15/21 (EUR)	100,000	118,037
CPG Merger Sub LLC 8.000%, 10/01/21 (144A)	764,000	773,550
Jeld-Wen, Inc. 4.625%, 12/15/25 (144A)	211,000	200,978
4.875%, 12/15/27 (144A)	140,000	130,200
Masonite International Corp. 5.625%, 03/15/23 (144A)	579,000	591,854
Norbord, Inc. 6.250%, 04/15/23 (144A)	540,000	563,004
Standard Industries, Inc. 5.375%, 11/15/24 (144A)	112,000	110,600
Titan Global Finance plc 2.375%, 11/16/24 (EUR)	200,000	220,714
3.500%, 06/17/21 (EUR)	100,000	121,030
USG Corp. 4.875%, 06/01/27 (144A)	569,000	581,802

		3,620,219

Chemicals—3.0%
Alpha 2 B.V. 8.750%, 9.500% PIK, 06/01/23 (144A) (c)	574,000	571,130
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.250%, 02/01/25 (144A) (a)	1,675,000	1,645,687
Axalta Coating Systems Dutch Holding B.V. 3.750%, 01/15/25 (EUR)	210,000	251,970
Axalta Coating Systems LLC 4.875%, 08/15/24 (144A)	459,000	455,558
Blue Cube Spinco, Inc. 9.750%, 10/15/23	775,000	877,687
10.000%, 10/15/25	631,000	733,538
CF Industries, Inc. 4.950%, 06/01/43	423,000	357,435
5.150%, 03/15/34 (a)	225,000	208,688
7.125%, 05/01/20	141,000	148,931
Chemours Co. (The) 4.000%, 05/15/26 (EUR)	383,000	445,031
5.375%, 05/15/27	395,000	382,163
6.625%, 05/15/23	91,000	95,436
7.000%, 05/15/25 (a)	301,000	322,823
Hexion, Inc. 6.625%, 04/15/20	406,000	380,178
10.375%, 02/01/22 (144A)	448,000	439,040
Huntsman International LLC 5.125%, 11/15/22	219,000	225,129
INEOS Finance plc 4.000%, 05/01/23 (EUR)	132,000	156,809
INEOS Group Holdings S.A. 5.375%, 08/01/24 (EUR)	100,000	121,914
Kronos International, Inc. 3.750%, 09/15/25 (EUR)	100,000	112,293
Momentive Performance Materials, Inc. 3.880%, 10/24/21	2,658,000	2,790,900
NOVA Chemicals Corp. 4.875%, 06/01/24 (144A)	641,000	608,950
OCI NV 5.000%, 04/15/23 (EUR)	110,000	130,982
Olin Corp. 5.125%, 09/15/27	172,000	167,270
Platform Specialty Products Corp. 5.875%, 12/01/25 (144A) (a)	2,089,000	2,041,997
6.500%, 02/01/22 (144A) (a)	4,570,000	4,649,975
PQ Corp. 5.750%, 12/15/25 (144A)	931,000	915,871
6.750%, 11/15/22 (144A)	588,000	617,400
PSPC Escrow Corp. 6.000%, 02/01/23 (EUR)	138,000	167,603
Solvay Finance S.A. 5.118%, 5Y EUR Swap + 4.889%, 06/02/21 (EUR) (b)	200,000	253,413

		20,275,801

Coal—0.3%
CONSOL Energy, Inc. 11.000%, 11/15/25 (144A)	1,106,000	1,216,600

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Coal—(Continued)
SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp. 7.500%, 06/15/25 (144A)	649,000	$660,358

		1,876,958

Commercial Services—3.0%
ADT Corp. (The) 3.500%, 07/15/22 (a)	763,000	714,168
4.125%, 06/15/23 (a)	318,000	298,125
4.875%, 07/15/32 (144A)	945,000	739,462
6.250%, 10/15/21 (a)	463,000	479,205
APX Group, Inc. 7.875%, 12/01/22 (a)	401,000	398,494
8.750%, 12/01/20	628,000	601,059
Ashtead Capital, Inc. 4.375%, 08/15/27 (144A)	360,000	334,800
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.125%, 06/01/22 (144A)	1,127,000	1,101,642
Avis Budget Finance plc 4.125%, 11/15/24 (EUR)	150,000	176,305
Booz Allen Hamilton, Inc. 5.125%, 05/01/25 (144A)	190,000	185,725
Carriage Services, Inc. 6.625%, 06/01/26 (144A)	338,000	342,647
Cognita Financing plc 7.750%, 08/15/21 (GBP)	125,000	167,443
EC Finance plc 2.375%, 11/15/22 (EUR)	200,000	229,408
Elis S.A. 1.875%, 02/15/23 (EUR)	100,000	115,174
Europcar Groupe S.A. 4.125%, 11/15/24 (EUR)	100,000	114,333
Flexi-Van Leasing, Inc. 10.000%, 02/15/23 (144A)	359,000	339,255
Gartner, Inc. 5.125%, 04/01/25 (144A)	418,000	415,910
Graham Holdings Co. 5.750%, 06/01/26 (144A)	384,000	387,840
Herc Rentals, Inc. 7.500%, 06/01/22 (144A)	185,000	195,637
7.750%, 06/01/24 (144A)	365,000	389,637
Hertz Corp. (The) 7.625%, 06/01/22 (144A)	908,000	871,680
Hertz Holdings Netherlands B.V. 5.500%, 03/30/23 (EUR)	177,000	200,088
Iron Mountain UK plc 3.875%, 11/15/25 (GBP)	110,000	137,348
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 08/01/23 (144A)	2,853,000	2,839,306
KAR Auction Services, Inc. 5.125%, 06/01/25 (144A)	569,000	543,395
Laureate Education, Inc. 8.250%, 05/01/25 (144A)	270,000	288,058
Live Nation Entertainment, Inc. 4.875%, 11/01/24 (144A)	67,000	64,823

Commercial Services—(Continued)
Loxam SAS 3.500%, 05/03/23 (EUR)	224,000	267,193
6.000%, 04/15/25 (EUR)	100,000	123,179
Matthews International Corp. 5.250%, 12/01/25 (144A)	23,000	22,023
Nexi Capital S.p.A. 3.625%, 3M EURIBOR + 3.625%, 05/01/23 (EUR) (b)	109,000	125,381
Prime Security Services Borrower LLC / Prime Finance, Inc. 9.250%, 05/15/23 (144A)	2,534,000	2,697,950
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/25 (144A)	377,000	365,690
Service Corp. International 5.375%, 05/15/24	665,000	679,962
ServiceMaster Co. LLC (The) 5.125%, 11/15/24 (144A)	290,000	281,300
Team Health Holdings, Inc. 6.375%, 02/01/25 (144A)	946,000	813,560
United Rentals North America, Inc. 4.625%, 10/15/25	538,000	512,445
4.875%, 01/15/28	355,000	328,712
Verisure Holding AB 6.000%, 11/01/22 (EUR)	112,500	136,646
Verisure Midholding AB 5.750%, 12/01/23 (EUR)	100,000	113,179
WEX, Inc. 4.750%, 02/01/23 (144A)	1,113,000	1,118,231

		20,256,418

Computers—0.6%
Dell International LLC / EMC Corp. 6.020%, 06/15/26 (144A)	635,000	666,999
7.125%, 06/15/24 (144A) (a)	1,453,000	1,539,350
Harland Clarke Holdings Corp. 8.375%, 08/15/22 (144A)	306,000	299,880
Western Digital Corp. 4.750%, 02/15/26	1,508,000	1,466,530

		3,972,759

Distribution/Wholesale—0.9%
American Builders & Contractors Supply Co., Inc. 5.875%, 05/15/26 (144A)	737,000	725,024
Beacon Roofing Supply, Inc. 6.375%, 10/01/23	28,000	28,910
HD Supply, Inc. 5.750%, 04/15/24 (144A)	4,628,000	4,853,615
Rexel S.A. 2.625%, 06/15/24 (EUR)	125,000	145,647
3.500%, 06/15/23 (EUR)	206,000	248,193

		6,001,389

Diversified Financial Services—3.7%
Alliance Data Systems Corp. 5.375%, 08/01/22 (144A) (a)	1,080,000	1,085,265
5.875%, 11/01/21 (144A)	1,383,000	1,410,660

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Ally Financial, Inc. 8.000%, 11/01/31	3,184,000	$3,788,960
Arrow Global Finance plc 2.875%, 3M EURIBOR + 2.875%, 04/01/25 (EUR) (b)	100,000	111,012
3.750%, 3M EURIBOR + 3.750%, 03/01/26 (EUR) (b)	100,000	112,168
5.125%, 09/15/24 (GBP)	100,000	122,077
Banca IFIS S.p.A. 2.000%, 04/24/23 (EUR)	110,000	121,665
Blackstone CQP Holdco L.P. 6.000%, 08/18/21 (144A)	533,000	531,668
6.500%, 03/20/21 (144A)	3,261,000	3,261,000
Cabot Financial Luxembourg S.A. 7.500%, 10/01/23 (GBP)	100,000	134,285
FBM Finance, Inc. 8.250%, 08/15/21 (144A)	300,000	312,375
Garfunkelux Holdco 3 S.A. 4.500%, 3M EURIBOR + 4.500%, 09/01/23 (EUR) (b)	100,000	103,878
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp. 6.000%, 08/01/20	402,000	407,025
6.250%, 02/01/22	529,000	539,580
6.375%, 12/15/25	722,000	722,902
6.750%, 02/01/24 (a)	315,000	317,363
Infinity Acquisition LLC / Infinity Acquisition Finance Corp. 7.250%, 08/01/22 (144A)	117,000	119,434
Intrum Justitia AB 2.750%, 07/15/22 (EUR)	200,000	221,879
Jefferies Finance LLC / JFIN Co-Issuer Corp. 6.875%, 04/15/22 (144A)	1,447,000	1,443,382
7.375%, 04/01/20 (144A)	305,000	306,443
Jerrold Finco plc 6.125%, 01/15/24 (GBP)	100,000	132,643
6.250%, 09/15/21 (GBP)	100,000	135,241
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.250%, 03/15/22 (144A)	57,000	57,000
5.250%, 10/01/25 (144A)	672,000	630,706
Lehman Brothers Holdings, Inc.
Zero Coupon, 02/05/14 (EUR) (d) (e)	4,500,000	163,959
Zero Coupon, 01/16/14 (EUR) (d) (e)	2,140,000	77,972
Zero Coupon, 10/17/12 (EUR) (d) (e)	350,000	12,752
LHC3 plc 4.125%, 4.875% PIK, 08/15/24 (EUR) (c)	202,000	235,011
Lincoln Finance, Ltd. 6.875%, 04/15/21 (EUR)	100,000	120,575
Lions Gate Capital Holdings LLC 5.875%, 11/01/24 (144A)	212,000	214,584
Mercury Bondco plc 7.125%, 7.875% PIK, 05/30/21 (EUR) (c)	100,000	120,919
8.250%, 9.000% PIK, 05/30/21 (EUR) (c)	299,000	363,562
Navient Corp. 5.625%, 08/01/33	500,000	422,500
5.875%, 10/25/24	167,000	161,364
6.500%, 06/15/22	648,000	663,390
6.625%, 07/26/21	422,000	433,478
6.750%, 06/25/25	257,000	254,430
6.750%, 06/15/26	473,000	462,216
7.250%, 09/25/23 (a)	436,000	456,710

Diversified Financial Services—(Continued)
NFP Corp. 6.875%, 07/15/25 (144A)	193,000	189,140
Pershing Square Holdings, Ltd. 5.500%, 07/15/22 (144A) (f)	1,000,000	1,001,050
Springleaf Finance Corp. 5.625%, 03/15/23	70,000	69,629
6.875%, 03/15/25	712,000	706,660
7.125%, 03/15/26	683,000	679,585
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 06/01/25 (144A)	1,362,000	1,307,520
Travelport Corporate Finance plc 6.000%, 03/15/26 (144A)	385,000	387,888
Vantiv LLC / Vanity Issuer Corp. 3.875%, 11/15/25 (144A) (GBP)	155,000	193,392
4.375%, 11/15/25 (144A)	404,000	385,505

		25,212,402

Electric—1.6%
AES Corp. 5.125%, 09/01/27	691,000	689,273
5.500%, 04/15/25	175,000	176,313
6.000%, 05/15/26	602,000	623,070
Calpine Corp. 5.250%, 06/01/26 (144A)	2,037,000	1,918,599
5.375%, 01/15/23	532,000	506,065
5.750%, 01/15/25	370,000	338,319
5.875%, 01/15/24 (144A)	744,000	736,560
ContourGlobal Power Holdings S.A. 5.125%, 06/15/21 (EUR)	200,000	235,844
Enel S.p.A. 6.625%, 5Y GBP Swap + 4.089%, 09/15/76 (GBP) (b)	100,000	144,249
7.750%, 5Y GBP Swap + 5.662%, 09/10/75 (GBP) (b)	100,000	145,338
Gas Natural Fenosa Finance B.V. 4.125%, 8Y EUR Swap + 3.353%, 11/18/22 (EUR) (b)	200,000	243,136
NextEra Energy Operating Partners L.P. 4.250%, 09/15/24 (144A)	407,000	391,738
NRG Energy, Inc. 5.750%, 01/15/28 (144A) (a)	246,000	242,310
6.625%, 01/15/27	1,819,000	1,869,022
NRG Yield Operating LLC 5.375%, 08/15/24	507,000	507,000
Origin Energy Finance, Ltd. 4.000%, 5Y EUR Swap + 3.670%, 09/16/74 (EUR) (b)	100,000	120,026
RWE AG 2.750%, 5Y EUR Swap + 2.643%, 04/21/75 (EUR) (b)	199,000	234,711
Talen Energy Supply LLC 6.500%, 06/01/25	402,000	306,525
Vistra Energy Corp. 8.125%, 01/30/26 (144A)	397,000	431,241
5.875%, 06/01/23	83,000	85,386
8.000%, 01/15/25 (144A)	664,000	712,970

		10,657,695

Electrical Components & Equipment—0.1%
Belden, Inc. 4.125%, 10/15/26 (EUR)	100,000	120,902

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electrical Components & Equipment—(Continued)
Energizer Gamma Acquisition BV 4.625%, 07/15/26 (EUR)	171,000	$201,163
Energizer Gamma Acquisition, Inc. 6.375%, 07/15/26 (144A)	393,000	399,632
Senvion Holding GmbH 3.875%, 10/25/22 (EUR)	104,000	104,248

		825,945

Electronics—0.0%
Itron, Inc. 5.000%, 01/15/26 (144A)	55,000	52,234

Energy-Alternate Sources—0.2%
Pattern Energy Group, Inc. 5.875%, 02/01/24 (144A)	533,000	533,000
TerraForm Power Operating LLC 4.250%, 01/31/23 (144A)	413,000	398,545
5.000%, 01/31/28 (144A)	412,000	390,370

		1,321,915

Engineering & Construction—0.4%
Brand Industrial Services, Inc. 8.500%, 07/15/25 (144A)	739,000	748,238
Engility Corp. 8.875%, 09/01/24	502,000	524,590
New Enterprise Stone & Lime Co., Inc. 6.250%, 03/15/26 (144A)	166,000	167,660
10.125%, 04/01/22 (144A)	384,000	408,000
SPIE S.A. 3.125%, 03/22/24 (EUR)	100,000	116,546
Tutor Perini Corp. 6.875%, 05/01/25 (144A)	521,000	521,651
Weekley Homes LLC / Weekley Finance Corp. 6.625%, 08/15/25 (144A)	142,000	134,545
WFS Global Holding SAS 9.500%, 07/15/22 (EUR)	100,000	122,421

		2,743,651

Entertainment—1.1%
Boyne USA, Inc. 7.250%, 05/01/25 (144A)	176,000	183,480
Churchill Downs, Inc. 4.750%, 01/15/28 (144A)	150,000	138,750
Codere Finance 2 Luxembourg S.A. 6.750%, 11/01/21 (EUR)	100,000	110,556
CPUK Finance, Ltd. 4.250%, 02/28/47 (GBP)	200,000	265,242
4.875%, 02/28/47 (GBP)	100,000	132,292
CRC Escrow Issuer LLC / CRC Finco, Inc. 5.250%, 10/15/25 (144A)	710,000	671,837
Eldorado Resorts, Inc. 6.000%, 04/01/25	222,000	222,277
GLP Capital L.P. / GLP Financing II, Inc. 5.250%, 06/01/25	134,000	134,000
5.375%, 11/01/23	114,000	116,422
5.375%, 04/15/26	306,000	302,940

Entertainment—(Continued)
Ladbrokes Group Finance plc 5.125%, 09/08/23 (GBP)	200,000	273,174
LHMC Finco Sarl 6.250%, 12/20/23 (EUR)	100,000	115,233
7.875%, 12/20/23 (144A)	230,000	223,951
Scientific Games International, Inc. 3.375%, 02/15/26 (EUR)	100,000	110,821
5.000%, 10/15/25 (144A)	495,000	471,487
5.500%, 02/15/26 (EUR)	112,000	123,611
10.000%, 12/01/22	1,631,000	1,740,228
Sisal Group S.p.A. 7.000%, 07/31/23 (EUR)	129,000	149,335
Six Flags Entertainment Corp. 4.875%, 07/31/24 (144A)	669,000	651,439
Stars Group Holdings B.V. 7.000%, 07/15/26 (144A)	958,000	967,580
Vue International Bidco plc 7.875%, 07/15/20 (GBP)	182,000	240,711
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.625%, 09/15/49 (144A) (d) (g) (h)	294,455	0
WMG Acquisition Corp. 4.125%, 11/01/24 (EUR)	100,000	120,721
5.500%, 04/15/26 (144A)	267,000	264,664

		7,730,751

Environmental Control—0.5%
Advanced Disposal Services, Inc. 5.625%, 11/15/24 (144A)	365,000	363,175
Core & Main L.P. 6.125%, 08/15/25 (144A) (a)	931,000	882,122
Hulk Finance Corp. 7.000%, 06/01/26 (144A)	582,000	557,265
Paprec Holding S.A. 4.000%, 03/31/25 (EUR)	100,000	115,466
Tervita Escrow Corp. 7.625%, 12/01/21 (144A)	968,000	987,360
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	179,000	172,064
Wrangler Buyer Corp. 6.000%, 10/01/25 (144A)	615,000	581,175

		3,658,627

Food—0.8%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC 5.750%, 03/15/25	318,000	281,430
6.625%, 06/15/24	253,000	238,857
Albertsons Cos., Inc. 6.085%, 3M LIBOR + 3.750%, 01/15/24 (144A) (b)	533,000	534,332
Casino Guichard Perrachon S.A. 4.498%, 03/07/24 (EUR)	300,000	349,221
4.561%, 01/25/23 (EUR)	200,000	238,254
Chobani LLC / Chobani Finance Corp., Inc. 7.500%, 04/15/25 (144A)	597,000	573,120

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
JBS USA LUX S.A. / JBS USA Finance, Inc. 5.750%, 06/15/25 (144A)	1,888,000	$1,755,840
5.875%, 07/15/24 (144A)	809,000	772,603
6.750%, 02/15/28 (144A)	720,000	680,184
Post Holdings, Inc. 5.500%, 03/01/25 (144A)	142,000	138,628
5.750%, 03/01/27 (144A)	105,000	101,850

		5,664,319

Food Service—0.2%
Aramark Services, Inc. 4.750%, 06/01/26	410,000	396,163
5.000%, 04/01/25 (144A)	7,000	6,965
5.000%, 02/01/28 (144A)	660,000	630,300

		1,033,428

Forest Products & Paper—0.1%
Mercer International, Inc. 5.500%, 01/15/26 (144A)	266,000	258,020
6.500%, 02/01/24	272,000	275,400
Sappi Papier Holding GmbH 4.000%, 04/01/23 (EUR)	100,000	120,686
Smurfit Kappa Acquisitions ULC 2.875%, 01/15/26 (EUR)	176,000	204,524
Stora Enso Oyj 2.500%, 06/07/27 (EUR)	100,000	118,464

		977,094

Gas—0.3%
NGL Energy Partners L.P. / NGL Energy Finance Corp. 6.875%, 10/15/21	1,299,000	1,315,237
Superior Plus LP/Superior General Partner, Inc. 7.000%, 07/15/26 (144A)	695,000	700,213

		2,015,450

Healthcare-Products—1.7%
Avantor, Inc. 4.750%, 10/01/24 (EUR)	254,000	297,378
6.000%, 10/01/24 (144A)	3,263,000	3,227,760
9.000%, 10/01/25 (144A)	1,100,000	1,108,470
DJO Finco, Inc. / DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/21 (144A)	1,801,000	1,822,972
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 4.875%, 04/15/20 (144A)	155,000	152,288
5.500%, 04/15/25 (144A)	635,000	508,000
5.625%, 10/15/23 (144A)	146,000	121,691
5.750%, 08/01/22 (144A)	387,000	348,300
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics S.A. 6.625%, 05/15/22 (144A) (a)	3,303,000	3,228,682
Sterigenics-Nordion Holdings LLC 6.500%, 05/15/23 (144A)	611,000	623,220

		11,438,761

Healthcare-Services—4.4%
Acadia Healthcare Co., Inc. 5.125%, 07/01/22	155,000	154,613
5.625%, 02/15/23 (a)	406,000	409,045
6.500%, 03/01/24	159,000	162,975
Centene Corp. 4.750%, 01/15/25	474,000	471,630
Centene Escrow I Corp. 5.375%, 06/01/26 (144A)	3,054,000	3,094,099
Charles River Laboratories International, Inc. 5.500%, 04/01/26 (144A)	281,000	281,618
CHS/Community Health Systems Inc. 8.625%, 01/15/24 (144A)	486,000	487,264
DaVita, Inc. 5.000%, 05/01/25	194,000	182,603
5.125%, 07/15/24	455,000	441,350
Eagle Holding Co. II LLC 7.625%, 8.375% PIK, 05/15/22 (144A) (c)	622,000	628,344
Envision Healthcare Corp. 6.250%, 12/01/24 (144A) (a)	491,000	522,915
HCA, Inc. 4.500%, 02/15/27	624,000	587,340
4.750%, 05/01/23	1,019,000	1,016,453
5.000%, 03/15/24	2,698,000	2,698,000
5.250%, 04/15/25 (a)	1,760,000	1,760,000
5.250%, 06/15/26	775,000	769,730
5.500%, 06/15/47	2,242,000	2,057,035
5.875%, 03/15/22 (a)	1,151,000	1,199,917
5.875%, 02/15/26	696,000	702,090
HealthSouth Corp. 5.750%, 11/01/24	321,000	321,186
MEDNAX, Inc. 5.250%, 12/01/23 (144A)	257,000	250,575
Molina Healthcare, Inc. 4.875%, 06/15/25 (144A)	252,000	244,440
MPH Acquisition Holdings LLC 7.125%, 06/01/24 (144A)	1,137,000	1,165,425
Polaris Intermediate Corp. 8.500%, 9.250% PIK, 12/01/22 (144A) (c)	1,861,000	1,919,156
RegionalCare Hospital Partners Holdings, Inc. 8.250%, 05/01/23 (144A)	313,000	329,237
Surgery Center Holdings, Inc. 6.750%, 07/01/25 (144A) (a)	644,000	610,995
8.875%, 04/15/21 (144A) (a)	329,000	338,459
Synlab Bondco plc 6.250%, 07/01/22 (EUR)	155,000	185,986
Synlab Unsecured Bondco plc 8.250%, 07/01/23 (EUR)	100,000	123,022
Tenet Healthcare Corp. 4.625%, 07/15/24 (144A)	2,597,000	2,459,878
6.000%, 10/01/20	1,390,000	1,428,225
6.750%, 06/15/23	919,000	914,405
7.500%, 01/01/22 (144A) (a)	410,000	426,400
8.125%, 04/01/22	1,448,000	1,513,913
Unilabs Subholding AB 5.750%, 05/15/25 (EUR)	100,000	111,049

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
WellCare Health Plans, Inc. 5.250%, 04/01/25	52,000	$51,740

		30,021,112

Home Builders—1.2%
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, 07/01/22 (144A)	793,000	795,974
K Hovnanian Enterprises, Inc. 10.000%, 07/15/22 (144A)	396,000	416,790
Lennar Corp. 4.125%, 01/15/22	286,000	283,140
4.750%, 04/01/21	42,000	42,599
4.750%, 11/15/22	459,000	459,000
4.750%, 11/29/27	820,000	768,996
4.875%, 12/15/23	344,000	343,140
5.250%, 06/01/26	881,000	863,380
6.625%, 05/01/20	110,000	115,500
LGI Homes, Inc. 6.875%, 07/15/26 (144A)	339,000	338,152
Mattamy Group Corp. 6.500%, 10/01/25 (144A)	92,000	90,212
6.875%, 12/15/23 (144A)	387,000	392,263
MDC Holdings, Inc. 6.000%, 01/15/43	456,000	395,762
Meritage Homes Corp. 5.125%, 06/06/27	186,000	172,980
PulteGroup, Inc. 6.000%, 02/15/35	583,000	562,595
6.375%, 05/15/33	548,000	548,000
TRI Pointe Group, Inc.
4.875%, 07/01/21 (a)	288,000	289,800
5.250%, 06/01/27	174,000	159,645
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, 06/15/19	355,000	356,846
5.875%, 06/15/24	167,000	165,748
William Lyon Homes, Inc. 5.875%, 01/31/25	233,000	220,476
6.000%, 09/01/23 (144A)	126,000	124,388
Williams Scotsman International, Inc. 7.875%, 12/15/22 (144A)	248,000	256,680

		8,162,066

Home Furnishings—0.0%
Tempur Sealy International, Inc. 5.500%, 06/15/26 (a)	224,000	216,720

Household Products/Wares—0.1%
Diamond BC B.V. 5.625%, 08/15/25 (EUR)	100,000	104,658
Prestige Brands, Inc. 6.375%, 03/01/24 (144A)	10,000	9,900

Household Products/Wares—(Continued)
Spectrum Brands, Inc. 5.750%, 07/15/25	504,000	497,700

		612,258

Insurance—1.2%
Acrisure LLC / Acrisure Finance, Inc. 7.000%, 11/15/25 (144A)	204,000	185,640
Alliant Holdings Intermediate LLC 8.250%, 08/01/23 (144A)	2,404,000	2,481,829
AmWINS Group, Inc. 7.750%, 07/01/26 (144A)	574,000	582,610
Ardonagh Midco 3 plc 8.375%, 07/15/23 (GBP)	200,000	266,239
8.625%, 07/15/23 (144A)	1,028,000	1,043,420
Assicurazioni Generali S.p.A. 5.500%, 3M EURIBOR + 5.350%, 10/27/47 (EUR) (b)	100,000	123,495
6.416%, 3M GBP LIBOR + 2.200%, 02/08/22 (GBP) (b)	100,000	135,596
7.750%, 3M EURIBOR + 7.113%, 12/12/42 (EUR) (b)	200,000	272,511
AssuredPartners, Inc. 7.000%, 08/15/25 (144A)	37,000	35,613
BNP Paribas Cardif S.A. 4.032%, 3M EURIBOR + 3.930%, 11/25/25 (EUR) (b)	100,000	120,797
Credit Agricole Assurances S.A. 4.500%, 5Y EUR Swap + 4.350%, 10/14/25 (EUR) (b)	100,000	121,699
Groupama S.A. 6.000%, 01/23/27 (EUR)	100,000	138,621
6.375%, 3M EURIBOR + 5.770%, 05/28/24 (EUR) (b)	100,000	129,334
HUB International, Ltd. 7.000%, 05/01/26 (144A)	1,236,000	1,220,550
USIS Merger Sub, Inc. 6.875%, 05/01/25 (144A)	145,000	144,275
Wand Merger Corp. 8.125%, 07/15/23 (144A)	411,000	417,165
9.125%, 07/15/26 (144A)	411,000	415,110

		7,834,504

Internet—0.8%
Netflix, Inc. 4.375%, 11/15/26 (a)	251,000	234,635
5.500%, 02/15/22	4,000	4,114
5.875%, 11/15/28 (144A)	964,000	973,351
Symantec Corp. 5.000%, 04/15/25 (144A)	383,000	371,041
United Group B.V. 4.375%, 07/01/22 (EUR)	126,000	149,719
4.375%, 3M EURIBOR + 4.375%, 07/01/23 (EUR) (b)	132,000	153,703
Zayo Group LLC / Zayo Capital, Inc. 5.750%, 01/15/27 (144A)	1,759,000	1,728,217
6.000%, 04/01/23	1,351,000	1,374,642
6.375%, 05/15/25	238,000	242,462
ZPG plc 3.750%, 07/15/23 (GBP)	100,000	136,232

		5,368,116

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Iron/Steel—0.5%
Big River Steel LLC / BRS Finance Corp. 7.250%, 09/01/25 (144A)	413,000	$424,399
Cleveland-Cliffs, Inc. 4.875%, 01/15/24 (144A)	424,000	409,160
Steel Dynamics, Inc. 4.125%, 09/15/25	450,000	431,438
5.000%, 12/15/26	120,000	120,000
5.125%, 10/01/21	480,000	484,200
5.250%, 04/15/23	104,000	104,910
5.500%, 10/01/24	140,000	142,625
thyssenkrupp AG 1.375%, 03/03/22 (EUR)	225,000	263,477
United States Steel Corp. 6.250%, 03/15/26	720,000	710,107
6.875%, 08/15/25	597,000	600,552

		3,690,868

Leisure Time—0.4%
Pinnacle Bidco plc 6.375%, 02/15/25 (GBP)	100,000	132,710
Sabre GLBL, Inc. 5.250%, 11/15/23 (144A)	321,000	323,000
5.375%, 04/15/23 (144A)	536,000	541,360
Silversea Cruise Finance, Ltd. 7.250%, 02/01/25 (144A)	124,000	133,932
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A)	1,513,000	1,429,785
6.250%, 05/15/25 (144A)	441,000	432,180

		2,992,967

Lodging—0.9%
Boyd Gaming Corp. 6.000%, 08/15/26 (144A)	432,000	427,680
Hilton Domestic Operating Co., Inc. 4.250%, 09/01/24	184,000	174,800
5.125%, 05/01/26 (144A)	660,000	648,450
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625%, 04/01/25	66,000	64,350
MGM Resorts International 6.625%, 12/15/21	1,714,000	1,806,127
6.750%, 10/01/20	263,000	275,493
7.750%, 03/15/22	1,082,000	1,173,970
Station Casinos LLC 5.000%, 10/01/25 (144A)	203,000	190,820
Wyndham Worldwide, Inc. 4.150%, 04/01/24	275,000	270,531
Wynn Macau, Ltd. 4.875%, 10/01/24 (144A) (a)	200,000	190,940
5.500%, 10/01/27 (144A)	800,000	764,000

		5,987,161

Machinery-Construction & Mining—0.8%
BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.250%, 03/15/24 (144A)	2,547,000	2,709,753

Machinery-Construction & Mining—(Continued)
BWX Technologies, Inc. 5.375%, 07/15/26 (144A)	340,000	344,250
Orano SA 4.875%, 09/23/24 (EUR)	200,000	244,998
Terex Corp. 5.625%, 02/01/25 (144A)	644,000	640,780
Vertiv Group Corp. 9.250%, 10/15/24 (144A)	1,310,000	1,283,800

		5,223,581

Machinery-Diversified—0.4%
Mueller Water Products, Inc. 5.500%, 06/15/26 (144A)	378,000	380,835
Platin 1426 GmbH 5.375%, 06/15/23 (EUR)	135,000	150,582
RBS Global, Inc. / Rexnord LLC 4.875%, 12/15/25 (144A)	642,000	603,480
SPX FLOW, Inc. 5.625%, 08/15/24 (144A)	225,000	223,313
5.875%, 08/15/26 (144A)	121,000	119,790
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.750%, 04/15/26 (144A)	1,276,000	1,189,870

		2,667,870

Media—7.9%
Altice Financing S.A. 6.625%, 02/15/23 (144A) (a)	600,000	591,300
7.500%, 05/15/26 (144A) (a)	1,142,000	1,104,542
Altice Luxembourg S.A. 6.250%, 02/15/25 (EUR)	110,000	122,799
7.250%, 05/15/22 (EUR)	384,000	450,677
7.750%, 05/15/22 (144A) (a)	2,690,000	2,602,575
Altice U.S. Finance I Corp. 5.375%, 07/15/23 (144A)	2,146,000	2,135,270
5.500%, 05/15/26 (144A)	299,000	288,535
AMC Networks, Inc. 4.750%, 08/01/25 (a)	424,000	407,574
5.000%, 04/01/24 (a)	210,000	206,850
Cablevision Systems Corp. 8.000%, 04/15/20 (a)	1,109,000	1,164,117
CBS Radio, Inc. 7.250%, 11/01/24 (144A)	36,000	34,290
CCO Holdings LLC / CCO Holdings Capital Corp. 4.000%, 03/01/23 (144A)	591,000	555,540
5.000%, 02/01/28 (144A)	1,325,000	1,212,375
5.125%, 05/01/27 (144A)	4,750,000	4,444,219
Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.125%, 12/15/21 (144A)	2,343,000	2,328,529
7.500%, 04/01/28 (144A)	1,067,000	1,080,017
7.750%, 07/15/25 (144A)	1,918,000	2,004,310
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22	5,371,000	5,472,685
7.625%, 03/15/20 (a)	2,056,000	2,043,746
CSC Holdings LLC 5.250%, 06/01/24 (a)	1,161,000	1,097,145

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
CSC Holdings LLC 10.125%, 01/15/23 (144A)	277,000	$305,393
10.875%, 10/15/25 (144A)	3,946,000	4,548,949
DISH DBS Corp. 5.000%, 03/15/23	1,456,000	1,263,080
5.875%, 07/15/22 (a)	910,000	855,400
5.875%, 11/15/24 (a)	497,000	420,586
7.750%, 07/01/26 (a)	1,644,000	1,440,555
Meredith Corp. 6.875%, 02/01/26 (144A)	352,000	347,160
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, 08/15/23 (144A)	568,000	594,270
NBCUniversal Enterprise, Inc. 5.250%, 12/31/49 (144A)	255,000	257,550
Radiate Holdco LLC / Radiate Finance, Inc. 6.625%, 02/15/25 (144A) (a)	493,000	451,095
6.875%, 02/15/23 (144A)	136,000	130,560
SFR Group S.A. 5.375%, 05/15/22 (EUR)	245,000	293,908
6.000%, 05/15/22 (144A)	1,913,000	1,919,791
7.375%, 05/01/26 (144A)	3,166,000	3,095,398
Sirius XM Radio, Inc. 5.000%, 08/01/27 (144A)	567,000	530,854
TEGNA, Inc. 5.500%, 09/15/24 (144A)	158,000	158,000
Telenet Finance Luxembourg Notes S.a.r.l. 5.500%, 03/01/28 (144A)	800,000	728,000
Telenet Finance VI Luxembourg SCA 4.875%, 07/15/27 (EUR)	142,200	175,629
Tribune Media Co. 5.875%, 07/15/22	26,000	26,241
Unitymedia GmbH 3.750%, 01/15/27 (EUR)	200,000	243,626
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 3.500%, 01/15/27 (EUR)	100,000	121,992
Univision Communications, Inc. 5.125%, 02/15/25 (144A) (a)	906,000	836,918
UPCB Finance IV, Ltd. 5.375%, 01/15/25 (144A)	250,000	237,525
UPCB Finance VII, Ltd. 3.625%, 06/15/29 (EUR)	100,000	112,726
UPCB Finance, Ltd. 4.000%, 01/15/27 (EUR)	100,000	118,086
Videotron, Ltd. 5.125%, 04/15/27 (144A)	618,000	599,584
Virgin Media Finance plc 5.750%, 01/15/25 (144A)	1,435,000	1,345,312
Virgin Media Receivables Financing Notes I DAC 5.500%, 09/15/24 (GBP)	259,000	336,241
Virgin Media Receivables Financing Notes II DAC 5.750%, 04/15/23 (GBP)	100,000	133,757
Virgin Media Secured Finance plc 4.875%, 01/15/27 (GBP)	100,000	128,313
5.500%, 01/15/25 (GBP)	450,000	603,835
6.250%, 03/28/29 (GBP)	100,000	137,749

Media—(Continued)
Ziggo B.V. 4.250%, 01/15/27 (EUR)	100,000	115,194
5.500%, 01/15/27 (144A)	491,000	458,643
Ziggo Bond Co. B.V. 7.125%, 05/15/24 (EUR)	150,000	187,213
Ziggo Bond Finance B.V. 5.875%, 01/15/25 (144A)	1,005,000	939,062

		53,545,290

Metal Fabricate/Hardware—0.8%
BWAY Holding Co. 4.750%, 04/15/24 (EUR)	150,000	175,170
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, 12/15/23 (144A)	527,000	549,397
Novelis Corp. 5.875%, 09/30/26 (144A)	2,250,000	2,154,375
6.250%, 08/15/24 (144A)	2,316,000	2,316,000

		5,194,942

Mining—2.2%
Alcoa Nederland Holding B.V. 6.125%, 05/15/28 (144A)	213,000	214,331
Constellium NV 4.250%, 02/15/26 (EUR)	100,000	113,498
5.750%, 05/15/24 (144A)	428,000	414,090
5.875%, 02/15/26 (144A)	1,210,000	1,167,650
6.625%, 03/01/25 (144A)	395,000	397,963
First Quantum Minerals, Ltd. 7.250%, 05/15/22 (144A)	431,000	435,310
Freeport-McMoRan, Inc. 3.100%, 03/15/20	944,000	925,120
3.550%, 03/01/22	2,155,000	2,047,250
3.875%, 03/15/23 (a)	2,280,000	2,154,600
4.000%, 11/14/21	591,000	576,225
5.400%, 11/14/34	94,000	85,305
5.450%, 03/15/43	2,729,000	2,393,879
Joseph T Ryerson & Son, Inc. 11.000%, 05/15/22 (144A)	440,000	484,000
Kaiser Aluminum Corp. 5.875%, 05/15/24	286,000	291,720
Nyrstar Netherlands Holdings B.V. 6.875%, 03/15/24 (EUR)	180,000	195,061
Teck Resources, Ltd. 3.750%, 02/01/23	1,146,000	1,087,267
4.500%, 01/15/21	167,000	167,000
5.200%, 03/01/42 (a)	680,000	595,850
5.400%, 02/01/43	886,000	795,185
8.500%, 06/01/24 (144A)	640,000	701,600

		15,242,904

Miscellaneous Manufacturing—1.5%
Bombardier, Inc. 6.000%, 10/15/22 (144A)	27,000	26,891
6.125%, 01/15/23 (144A)	1,849,000	1,853,622

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—(Continued)
Bombardier, Inc. 7.450%, 05/01/34 (144A)	316,000	$319,950
7.500%, 12/01/24 (144A)	2,200,000	2,315,500
7.500%, 03/15/25 (144A)	2,416,000	2,515,660
7.750%, 03/15/20 (144A)	392,000	413,560
8.750%, 12/01/21 (144A)	1,042,000	1,146,200
Colfax Corp. 3.250%, 05/15/25 (EUR)	234,000	274,090
EnPro Industries, Inc. 5.875%, 09/15/22	266,000	271,320
Gates Global LLC / Gates Global Co. 6.000%, 07/15/22 (144A)	779,000	788,738
Koppers, Inc. 6.000%, 02/15/25 (144A) (a)	548,000	548,000

		10,473,531

Office/Business Equipment—0.2%
CDW LLC / CDW Finance Corp. 5.000%, 09/01/25	257,000	252,503
5.500%, 12/01/24	1,205,000	1,229,100

		1,481,603

Oil & Gas—8.3%
Alta Mesa Holdings L.P. / Alta Mesa Finance Services Corp. 7.875%, 12/15/24	281,000	297,509
Antero Resources Corp. 5.000%, 03/01/25	179,000	178,105
5.125%, 12/01/22	234,000	234,585
5.625%, 06/01/23	185,000	187,313
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 10.000%, 04/01/22 (144A)	451,000	496,100
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A)	363,000	371,168
California Resources Corp. 8.000%, 12/15/22 (144A)	628,000	569,910
Callon Petroleum Co. 6.125%, 10/01/24	534,000	540,675
6.375%, 07/01/26 (144A)	369,000	369,923
Calumet Specialty Products Partners L.P. / Calumet Finance Corp. 6.500%, 04/15/21	56,000	55,720
7.625%, 01/15/22	292,000	292,000
Carrizo Oil & Gas, Inc. 6.250%, 04/15/23	455,000	460,687
8.250%, 07/15/25	986,000	1,045,160
Chaparral Energy, Inc. 8.750%, 07/15/23 (144A)	493,000	496,389
Chesapeake Energy Corp. 8.000%, 01/15/25 (a)	215,000	218,967
8.000%, 06/15/27 (a)	1,922,000	1,955,635
CNX Resources Corp. 5.875%, 04/15/22	3,899,000	3,919,236
Covey Park Energy LLC / Covey Park Finance Corp. 7.500%, 05/15/25 (144A)	1,126,000	1,148,520
CrownRock LP / CrownRock Finance, Inc. 5.625%, 10/15/25 (144A)	1,580,000	1,524,700

Oil & Gas—(Continued)
DEA Finance S.A. 7.500%, 10/15/22 (EUR)	100,000	125,651
Denbury Resources, Inc. 9.250%, 03/31/22 (144A)	1,066,000	1,129,960
Diamond Offshore Drilling, Inc. 7.875%, 08/15/25	348,000	360,615
Diamondback Energy, Inc. 4.750%, 11/01/24	366,000	356,850
5.375%, 05/31/25	142,000	142,000
5.375%, 05/31/25 (144A)	118,000	117,705
Eclipse Resources Corp. 8.875%, 07/15/23	165,000	156,338
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.500%, 01/30/26 (144A) (a)	176,000	170,720
5.750%, 01/30/28 (144A)	384,000	374,400
Ensco plc 4.500%, 10/01/24	182,000	149,923
5.200%, 03/15/25	95,000	78,850
7.750%, 02/01/26 (a)	1,116,000	1,054,285
EP Energy LLC / Everest Acquisition Finance, Inc. 7.750%, 05/15/26 (144A)	1,084,000	1,108,390
8.000%, 11/29/24 (144A)	49,000	49,490
9.375%, 05/01/20	18,000	17,775
9.375%, 05/01/24 (144A)	1,052,000	862,640
Extraction Oil & Gas, Inc. 5.625%, 02/01/26 (144A)	1,245,000	1,192,162
7.375%, 05/15/24 (144A)	438,000	458,805
Great Western Petroleum LLC / Great Western Finance Corp. 9.000%, 09/30/21 (144A)	956,000	975,120
Gulfport Energy Corp. 6.000%, 10/15/24	60,000	57,750
6.375%, 05/15/25 (a)	106,000	103,085
6.375%, 01/15/26	214,000	205,440
6.625%, 05/01/23	536,000	540,020
Halcon Resources Corp. 6.750%, 02/15/25	1,228,000	1,148,180
Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp. 5.625%, 02/15/26 (144A)	778,000	776,055
Indigo Natural Resources LLC 6.875%, 02/15/26 (144A)	210,000	202,650
Jagged Peak Energy LLC 5.875%, 05/01/26 (144A)	365,000	357,700
Matador Resources Co. 6.875%, 04/15/23	661,000	692,397
MEG Energy Corp. 6.375%, 01/30/23 (144A) (a)	763,000	709,590
6.500%, 01/15/25 (144A)	1,199,000	1,196,002
7.000%, 03/31/24 (144A)	178,000	165,985
Murphy Oil Corp. 5.750%, 08/15/25	49,000	48,863
5.875%, 12/01/42 (a)	114,000	103,170
Nabors Industries, Inc. 4.625%, 09/15/21	137,000	133,918
5.750%, 02/01/25 (144A)	350,000	330,750

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Neptune Energy Bondco plc 6.625%, 05/15/25 (144A) (a)	200,000	$194,750
Newfield Exploration Co. 5.375%, 01/01/26	793,000	810,842
Noble Holding International, Ltd. 7.750%, 01/15/24 (a)	603,000	571,342
7.875%, 02/01/26 (144A)	1,928,000	1,985,840
7.950%, 04/01/25	89,000	82,770
Oasis Petroleum, Inc. 6.875%, 03/15/22	184,000	187,167
6.875%, 01/15/23	49,000	49,858
Parkland Fuel Corp. 6.000%, 04/01/26 (144A)	107,000	105,395
Parsley Energy LLC / Parsley Finance Corp. 5.250%, 08/15/25 (144A)	186,000	182,745
5.375%, 01/15/25 (144A)	767,000	761,247
5.625%, 10/15/27 (144A)	2,000	1,985
6.250%, 06/01/24 (144A)	180,000	186,750
PBF Holding Co. LLC / PBF Finance Corp. 7.250%, 06/15/25	503,000	528,779
PDC Energy, Inc. 5.750%, 05/15/26 (144A)	104,000	102,960
6.125%, 09/15/24	76,000	77,520
Petroleos Mexicanos 5.375%, 03/13/22	94,000	96,397
Precision Drilling Corp. 5.250%, 11/15/24 (a)	108,000	102,060
6.500%, 12/15/21 (a)	73,498	75,060
7.125%, 01/15/26 (144A) (a)	324,000	332,748
7.750%, 12/15/23	205,000	215,763
QEP Resources, Inc. 5.375%, 10/01/22	1,004,000	1,021,570
5.625%, 03/01/26	478,000	457,685
Range Resources Corp. 4.875%, 05/15/25	543,000	509,062
5.000%, 08/15/22	217,000	214,830
5.000%, 03/15/23	37,000	35,798
5.875%, 07/01/22	595,000	602,437
Repsol International Finance B.V. 3.875%, 6Y EUR Swap + 3.560%, 03/25/21 (EUR) (b)	100,000	121,263
4.500%, 10Y EUR Swap + 4.200%, 03/25/75 (EUR) (b)	100,000	122,006
Resolute Energy Corp. 8.500%, 05/01/20	945,000	942,637
Rowan Cos., Inc. 4.750%, 01/15/24	228,000	196,650
4.875%, 06/01/22	170,000	160,650
7.375%, 06/15/25	771,000	745,942
RSP Permian, Inc. 6.625%, 10/01/22	32,000	33,622
Sanchez Energy Corp. 6.125%, 01/15/23	674,000	458,320
7.250%, 02/15/23 (144A)	263,000	260,370
7.750%, 06/15/21	1,821,000	1,552,402
Seven Generations Energy, Ltd. 5.375%, 09/30/25 (144A)	1,042,000	1,001,622
6.875%, 06/30/23 (144A) (a)	258,000	266,063

Oil & Gas—(Continued)
SM Energy Co. 5.000%, 01/15/24 (a)	372,000	352,005
5.625%, 06/01/25	612,000	582,930
6.500%, 11/15/21	355,000	363,165
6.500%, 01/01/23	122,000	123,220
6.750%, 09/15/26	232,000	232,580
Southwestern Energy Co. 6.700%, 01/23/25 (a)	312,000	305,370
7.500%, 04/01/26 (a)	860,000	890,100
7.750%, 10/01/27 (a)	305,000	316,438
Sunoco LP / Sunoco Finance Corp. 4.875%, 01/15/23 (144A) (a)	951,000	912,960
5.875%, 03/15/28 (144A) (a)	282,000	265,878
Transocean Guardian, Ltd. 5.875%, 01/15/24 (144A)	600,000	597,750
Transocean, Inc. 5.800%, 10/15/22	509,000	505,182
6.800%, 03/15/38	155,000	125,938
7.500%, 01/15/26 (144A)	568,000	576,875
8.375%, 12/15/21	310,000	331,700
9.000%, 07/15/23 (144A)	1,931,000	2,078,239
Trinidad Drilling, Ltd. 6.625%, 02/15/25 (144A)	665,000	640,062
Tullow Oil plc 7.000%, 03/01/25 (144A)	200,000	189,250
Whiting Petroleum Corp. 6.625%, 01/15/26 (144A)	574,000	591,220
WildHorse Resource Development Corp. 6.875%, 02/01/25	50,000	50,938
6.875%, 02/01/25 (144A)	311,000	316,831
WPX Energy, Inc. 5.250%, 09/15/24 (a)	378,000	371,858
5.750%, 06/01/26 (a)	376,000	374,943
6.000%, 01/15/22	104,000	108,160
8.250%, 08/01/23	78,000	88,335

		56,662,370

Oil & Gas Services—1.0%
Apergy Corp. 6.375%, 05/01/26 (144A)	224,000	227,640
Calfrac Holdings L.P. 8.500%, 06/15/26 (144A)	411,000	408,945
CSI Compressco LP / CSI Compressco Finance, Inc. 7.500%, 04/01/25 (144A) (a)	734,000	736,752
McDermott Technology Americas, Inc. / McDermott Technology U.S., Inc. 10.625%, 05/01/24 (144A) (a)	547,000	570,248
Pioneer Energy Services Corp. 6.125%, 03/15/22	477,000	453,150
SESI LLC 7.125%, 12/15/21 (a)	205,000	208,588
7.750%, 09/15/24	488,000	500,810
USA Compression Partners LP / USA Compression Finance Corp. 6.875%, 04/01/26 (144A)	620,000	641,700

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—(Continued)
Weatherford International, Ltd. 5.950%, 04/15/42	566,000	$423,085
6.500%, 08/01/36	212,000	165,890
7.000%, 03/15/38	75,000	59,813
7.750%, 06/15/21	1,651,000	1,698,466
8.250%, 06/15/23	426,000	422,630

		6,517,717

Packaging & Containers—2.0%
ARD Finance S.A. 6.625%, 7.375% PIK, 09/15/23 (EUR) (c)	150,000	178,192
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.125%, 05/15/23 (EUR)	125,000	151,682
4.625%, 05/15/23 (144A)	1,717,000	1,697,684
4.750%, 07/15/27 (144A) (GBP)	151,000	190,564
4.750%, 07/15/27 (GBP)	100,000	126,201
6.000%, 06/30/21 (144A) (a)	1,239,000	1,252,939
6.750%, 05/15/24 (EUR)	250,000	313,990
7.250%, 05/15/24 (144A) (a)	2,347,000	2,440,880
Berry Global, Inc. 4.500%, 02/15/26 (144A)	192,000	179,040
BWAY Holding Co. 5.500%, 04/15/24 (144A)	1,151,000	1,122,225
7.250%, 04/15/25 (144A) (a)	547,000	533,325
Crown Americas LLC / Crown Americas Capital Corp. 4.250%, 09/30/26	193,000	176,595
4.750%, 02/01/26 (144A) (a)	509,000	483,550
Crown Americas LLC / Crown Americas Capital Corp. IV 4.500%, 01/15/23	445,000	436,100
Crown European Holdings S.A. 3.375%, 05/15/25 (EUR)	128,000	151,111
Flex Acquisition Co., Inc. 7.875%, 07/15/26 (144A)	227,000	226,115
Horizon Holdings I SAS 7.250%, 08/01/23 (EUR)	100,000	121,229
OI European Group B.V. 3.125%, 11/15/24 (EUR)	100,000	117,767
4.000%, 03/15/23 (144A)	536,000	499,820
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A)	724,000	714,950
5.750%, 10/15/20	813,081	816,130
5.848%, 3M LIBOR + 3.500%, 07/15/21 (144A) (b)	10,000	10,093
6.875%, 02/15/21	50,248	50,876
7.000%, 07/15/24 (144A)	862,000	880,317
Sealed Air Corp. 4.500%, 09/15/23 (EUR)	203,000	266,554
4.875%, 12/01/22 (144A)	294,000	296,940
Silgan Holdings, Inc. 3.250%, 03/15/25 (EUR)	100,000	118,094
Verallia Packaging SASU 5.125%, 08/01/22 (EUR)	275,000	329,623

		13,882,586

Pharmaceuticals—2.4%
Catalent Pharma Solutions, Inc. 4.875%, 01/15/26 (144A)	564,000	541,604
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/23 (144A)	640,000	526,400
Endo Finance LLC / Endo Finco, Inc. 7.250%, 01/15/22 (144A)	255,000	234,600
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.500%, 10/01/24 (144A)	439,000	462,048
NVA Holdings, Inc. 6.875%, 04/01/26 (144A)	596,000	592,275
Teva Pharmaceutical Finance Netherlands III B.V. 1.700%, 07/19/19	964,000	941,084
Valeant Pharmaceuticals International, Inc. 4.500%, 05/15/23 (EUR)	1,117,000	1,232,011
5.500%, 03/01/23 (144A)	3,108,000	2,890,440
5.500%, 11/01/25 (144A)	1,313,000	1,293,961
5.625%, 12/01/21 (144A)	919,000	904,066
5.875%, 05/15/23 (144A)	1,870,000	1,756,631
6.125%, 04/15/25 (144A)	361,000	332,571
6.500%, 03/15/22 (144A)	376,000	389,160
7.000%, 03/15/24 (144A)	1,144,000	1,199,427
7.250%, 07/15/22 (144A)	43,000	44,039
7.500%, 07/15/21 (144A)	797,000	809,453
8.500%, 01/31/27 (144A)	1,354,000	1,370,925
9.250%, 04/01/26 (144A)	213,000	221,254
Vizient, Inc. 10.375%, 03/01/24 (144A)	739,000	814,747

		16,556,696

Pipelines—2.5%
Andeavor Logistics L.P. 6.875%, 3M LIBOR + 4.652%, 02/15/23 (b)	744,000	736,560
Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.375%, 09/15/24	140,000	141,050
Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27	1,146,000	1,135,972
5.875%, 03/31/25	1,046,000	1,087,840
7.000%, 06/30/24	320,000	348,800
Cheniere Energy Partners L.P. 5.250%, 10/01/25 (144A)	804,000	784,262
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.250%, 04/01/23	85,000	86,487
DCP Midstream Operating L.P. 6.450%, 11/03/36 (144A)	557,000	586,242
6.750%, 09/15/37 (144A)	581,000	615,860
Energy Transfer Equity L.P. 4.250%, 03/15/23	756,000	729,548
5.500%, 06/01/27 (a)	107,000	107,000
5.875%, 01/15/24	382,000	391,550
EnLink Midstream Partners L.P. 4.150%, 06/01/25	88,000	81,331
4.850%, 07/15/26	86,000	81,490

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Genesis Energy L.P. / Genesis Energy Finance Corp. 6.250%, 05/15/26	364,000	$343,070
6.500%, 10/01/25 (a)	227,000	217,920
Kinder Morgan, Inc. 6.700%, 02/15/27	62,930	62,920
NGPL PipeCo LLC 4.875%, 08/15/27 (144A)	328,000	323,900
7.768%, 12/15/37 (144A)	833,000	978,775
Rockies Express Pipeline LLC 5.625%, 04/15/20 (144A)	365,000	373,669
6.000%, 01/15/19 (144A)	298,000	301,352
6.850%, 07/15/18 (144A)	92,000	92,074
6.875%, 04/15/40 (144A)	1,201,000	1,369,140
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 5.500%, 09/15/24 (144A)	1,054,000	1,075,080
5.500%, 01/15/28 (144A)	1,340,000	1,316,550
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.000%, 01/15/28 (144A) (a)	831,000	772,830
5.125%, 02/01/25	322,000	317,975
5.250%, 05/01/23	38,000	38,000
5.875%, 04/15/26 (144A)	566,000	570,245
Williams Cos., Inc. (The) 4.550%, 06/24/24	156,000	156,000
5.750%, 06/24/44	1,200,000	1,240,500
8.750%, 03/15/32	243,000	313,312

		16,777,304

Real Estate—0.4%
ADLER Real Estate AG 1.875%, 04/27/23 (EUR)	100,000	113,569
2.125%, 02/06/24 (EUR)	125,000	141,676
3.000%, 04/27/26 (EUR)	200,000	227,624
4.750%, 04/08/20 (EUR)	24,000	28,882
Akelius Residential Property AB 3.875%, 5Y EUR Swap + 3.488%, 10/05/78 (EUR) (b)	100,000	113,945
ATF Netherlands B.V. 3.750%, 5Y EUR Swap + 4.375%, 01/20/23 (EUR) (b)	200,000	235,250
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	328,000	334,150
Greystar Real Estate Partners LLC 5.750%, 12/01/25 (144A)	402,000	389,940
Howard Hughes Corp. (The) 5.375%, 03/15/25 (144A)	459,000	450,394
Realogy Group LLC / Realogy Co-Issuer Corp. 4.500%, 04/15/19 (144A)	174,000	174,435
4.875%, 06/01/23 (144A)	114,000	107,160
5.250%, 12/01/21 (144A) (a)	354,000	352,230
RPG Byty Sro 3.375%, 10/15/24 (EUR)	107,000	124,330
Summit Germany, Ltd. 2.000%, 01/31/25 (EUR)	100,000	111,716
Tropicana Entertainment LLC / Tropicana Finance Corp. 9.625%, 12/15/14 (d) (g) (h)	70,000	0

		2,905,301

Real Estate Investment Trusts—1.9%
AHP Health Partners, Inc. 9.750%, 07/15/26 (144A)	310,000	310,000
CoreCivic, Inc. 4.750%, 10/15/27	386,000	350,295
CyrusOne LP / CyrusOne Finance Corp. 5.000%, 03/15/24	1,194,000	1,194,000
5.375%, 03/15/27	113,000	112,153
Equinix, Inc. 2.875%, 10/01/25 (EUR)	199,000	219,118
5.375%, 05/15/27	410,000	408,975
5.875%, 01/15/26	975,000	987,675
ESH Hospitality, Inc. 5.250%, 05/01/25 (144A)	364,000	351,260
GEO Group, Inc. (The) 5.125%, 04/01/23	459,000	449,820
5.875%, 10/15/24	882,000	868,770
6.000%, 04/15/26	60,000	58,200
Iron Mountain, Inc. 3.000%, 01/15/25 (EUR)	110,000	127,320
iStar, Inc. 4.625%, 09/15/20	78,000	76,830
5.250%, 09/15/22	162,000	156,836
6.000%, 04/01/22	280,000	280,000
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc. 4.500%, 09/01/26	1,470,000	1,365,262
5.625%, 05/01/24	1,403,000	1,420,537
4.500%, 01/15/28	1,103,000	1,000,973
MPT Operating Partnership L.P. / MPT Finance Corp. 5.000%, 10/15/27	269,000	256,895
SBA Communications Corp. 4.000%, 10/01/22 (144A)	925,000	884,531
4.875%, 09/01/24	363,000	347,224
Starwood Property Trust, Inc. 5.000%, 12/15/21	316,000	318,370
Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC 8.250%, 10/15/23 (a)	1,000,000	955,000
VICI Properties 1 LLC / VICI FC, Inc. 8.000%, 10/15/23	515,114	571,777

		13,071,821

Retail—1.7%
1011778 BC ULC / New Red Finance, Inc. 4.250%, 05/15/24 (144A) (a)	668,000	632,930
5.000%, 10/15/25 (144A)	3,642,000	3,446,060
Asbury Automotive Group, Inc. 6.000%, 12/15/24	776,000	768,969
B&M European Value Retail S.A. 4.125%, 02/01/22 (GBP)	100,000	133,031
Beacon Roofing Supply, Inc. 4.875%, 11/01/25 (144A)	529,000	486,363
Golden Nugget, Inc. 6.750%, 10/15/24 (144A) (a)	913,000	913,164
Group 1 Automotive, Inc. 5.250%, 12/15/23 (144A)	101,000	96,960

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
IRB Holding Corp. 6.750%, 02/15/26 (144A)	159,000	$151,845
J.C. Penney Corp., Inc. 8.125%, 10/01/19	21,000	21,683
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.250%, 06/01/26 (144A)	211,000	207,835
L Brands, Inc. 6.750%, 07/01/36	153,000	134,640
6.875%, 11/01/35	936,000	833,040
Masaria Investments S.A.U. 5.000%, 09/15/24 (EUR)	104,000	114,164
Neiman Marcus Group, Ltd. LLC 8.000%, 10/15/21 (144A)	520,000	343,850
Penske Automotive Group, Inc. 5.500%, 05/15/26	231,000	226,380
5.750%, 10/01/22	517,000	523,463
PVH Corp. 3.125%, 12/15/27 (EUR)	220,000	252,803
Rite Aid Corp. 6.125%, 04/01/23 (144A)	549,000	556,686
SRS Distribution, Inc. 8.250%, 07/01/26 (144A)	414,000	411,930
Staples, Inc. 8.500%, 09/15/25 (144A)	616,000	574,420
Stonegate Pub Co. Financing plc 4.875%, 03/15/22 (GBP)	175,000	227,608
Unique Pub Finance Co. plc (The) 5.659%, 06/30/27 (GBP)	150,308	218,413
6.464%, 03/30/32 (GBP)	300,000	382,871
Yum! Brands, Inc. 3.875%, 11/01/23 (a)	111,000	106,005

		11,765,113

Semiconductors—0.3%
Advanced Micro Devices, Inc. 7.000%, 07/01/24	149,000	156,823
7.500%, 08/15/22	187,000	206,635
Entegris, Inc. 4.625%, 02/10/26 (144A)	434,000	413,385
Micron Technology, Inc. 5.500%, 02/01/25	21,000	21,866
NXP B.V. / NXP Funding LLC 4.625%, 06/15/22 (144A)	220,000	223,300
4.625%, 06/01/23 (144A)	510,000	514,462
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	642,000	646,815

		2,183,286

Software—4.1%
Ascend Learning LLC 6.875%, 08/01/25 (144A)	628,000	633,495
BMC Software Finance, Inc. 8.125%, 07/15/21 (144A)	561,000	573,623

Software—(Continued)
CDK Global, Inc. 4.875%, 06/01/27	684,000	655,785
5.875%, 06/15/26	432,000	440,208
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.750%, 03/01/25 (144A)	532,000	503,325
First Data Corp. 5.750%, 01/15/24 (144A)	4,320,000	4,320,086
7.000%, 12/01/23 (144A)	1,768,000	1,841,513
Genesys Telecommunications Laboratories, Inc. / Greeneden Lux 3 S.a.r.l. / Greeneden U.S. Holdings II LLC 10.000%, 11/30/24 (144A)	1,383,000	1,543,601
Infor Software Parent LLC / Infor Software Parent, Inc. 7.125%, 7.875% PIK, 05/01/21 (144A) (c)	752,000	753,880
Infor U.S., Inc. 6.500%, 05/15/22	4,466,000	4,471,583
Informatica LLC 7.125%, 07/15/23 (144A)	1,919,000	1,938,612
IQVIA, Inc. 3.250%, 03/15/25 (144A) (EUR)	150,000	170,037
3.250%, 03/15/25 (EUR)	425,000	481,771
MSCI, Inc. 5.250%, 11/15/24 (144A)	234,000	236,340
Nuance Communications, Inc. 6.000%, 07/01/24	425,000	428,719
PTC, Inc. 6.000%, 05/15/24	474,000	492,960
Rackspace Hosting, Inc. 8.625%, 11/15/24 (144A)	394,000	395,970
RP Crown Parent LLC 7.375%, 10/15/24 (144A)	1,060,000	1,091,482
Solera LLC / Solera Finance, Inc. 10.500%, 03/01/24 (144A)	3,043,000	3,379,647
Sophia L.P. / Sophia Finance, Inc. 9.000%, 09/30/23 (144A)	664,000	697,117
TIBCO Software, Inc. 11.375%, 12/01/21 (144A)	1,841,000	1,988,280
Veritas U.S., Inc. / Veritas Bermuda, Ltd. 7.500%, 02/01/23 (144A)	278,000	260,625
10.500%, 02/01/24 (144A) (a)	383,000	314,060

		27,612,719

Storage/Warehousing—0.4%
Algeco Global Finance plc 6.500%, 02/15/23 (EUR)	200,000	237,890
Algeco Scotsman Global Finance plc 8.000%, 02/15/23 (144A)	1,186,000	1,203,790
Mobile Mini, Inc. 5.875%, 07/01/24	1,525,000	1,544,063

		2,985,743

Telecommunications—6.9%
CB Escrow Corp. 8.000%, 10/15/25 (144A)	316,000	294,670
CenturyLink, Inc. 5.800%, 03/15/22	187,000	185,130

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
CenturyLink, Inc. 6.450%, 06/15/21	1,373,000	$1,411,677
6.750%, 12/01/23	761,000	764,805
7.500%, 04/01/24	810,000	832,275
7.600%, 09/15/39	91,000	75,530
7.650%, 03/15/42	794,000	659,020
Cincinnati Bell, Inc. 7.000%, 07/15/24 (144A)	960,000	876,000
CommScope Technologies LLC 5.000%, 03/15/27 (144A)	763,000	718,174
6.000%, 06/15/25 (144A)	2,000	2,043
CommScope, Inc. 5.500%, 06/15/24 (144A)	372,000	373,860
Digicel Group, Ltd. 8.250%, 09/30/20 (144A)	1,210,000	913,550
Digicel, Ltd. 6.000%, 04/15/21 (144A)	1,853,000	1,679,281
DKT Finance A.p.S. 7.000%, 06/17/23 (EUR)	347,000	410,292
eircom Finance DAC 4.500%, 05/31/22 (EUR)	100,000	118,867
Embarq Corp. 7.995%, 06/01/36	362,000	341,637
Frontier Communications Corp. 6.875%, 01/15/25 (a)	425,000	273,594
7.125%, 03/15/19	694,000	699,205
7.125%, 01/15/23	460,000	338,962
8.500%, 04/01/26 (144A)	954,000	920,610
10.500%, 09/15/22	195,000	176,963
11.000%, 09/15/25	2,365,000	1,891,290
GTT Communications, Inc. 7.875%, 12/31/24 (144A) (a)	465,000	460,350
Hughes Satellite Systems Corp. 5.250%, 08/01/26	862,000	808,125
7.625%, 06/15/21	231,000	245,726
Inmarsat Finance plc 4.875%, 05/15/22 (144A)	213,000	209,273
Intelsat Jackson Holdings S.A. 5.500%, 08/01/23	1,264,000	1,134,061
7.250%, 10/15/20	658,000	654,710
9.750%, 07/15/25 (144A)	1,172,000	1,236,460
Koninklijke KPN NV 6.125%, 5Y EUR Swap + 5.202%, 09/14/18 (EUR) (b)	150,000	177,004
6.875%, 5Y GBP Swap + 5.505%, 03/14/73 (GBP) (b)	100,000	139,235
Level 3 Financing, Inc. 5.125%, 05/01/23	636,000	623,280
5.250%, 03/15/26	2,929,000	2,785,772
5.375%, 01/15/24 (a)	323,000	316,378
5.375%, 05/01/25	235,000	226,187
5.625%, 02/01/23	273,000	273,000
Matterhorn Telecom S.A. 3.875%, 05/01/22 (EUR)	175,000	206,544
4.000%, 11/15/27 (EUR)	100,000	109,213
Nokia Oyj 3.375%, 06/12/22 (a)	251,000	242,988
6.625%, 05/15/39 (a)	1,043,000	1,087,327

Telecommunications—(Continued)
OTE plc 3.500%, 07/09/20 (EUR)	100,000	120,916
Qualitytech LP/QTS Finance Corp. 4.750%, 11/15/25 (144A)	328,000	306,992
SoftBank Group Corp. 4.000%, 04/20/23 (EUR)	175,000	210,659
6.875%, 5Y USD ICE Swap + 4.854%, 07/19/27 (b)	675,000	577,830
Sprint Capital Corp. 6.875%, 11/15/28	530,000	507,475
6.900%, 05/01/19	580,000	591,716
8.750%, 03/15/32	1,011,000	1,081,770
Sprint Communications, Inc. 7.000%, 03/01/20 (144A)	2,016,000	2,091,600
Sprint Corp. 7.125%, 06/15/24	3,622,000	3,656,735
7.625%, 02/15/25	691,000	704,827
7.625%, 03/01/26 (a)	2,480,000	2,529,600
7.875%, 09/15/23 (a)	1,455,000	1,508,653
T-Mobile USA, Inc. 4.000%, 04/15/22 (a)	284,000	281,103
4.500%, 02/01/26	1,228,000	1,146,645
4.750%, 02/01/28	600,000	555,750
6.375%, 03/01/25	454,000	469,981
6.500%, 01/15/26	495,000	510,469
TDC A/S 3.750%, 03/02/22 (EUR)	210,000	257,500
Telecom Italia Capital S.A. 6.000%, 09/30/34	1,791,000	1,706,823
6.375%, 11/15/33	588,000	579,180
7.200%, 07/18/36	60,000	62,154
7.721%, 06/04/38	30,000	32,250
Telecom Italia Finance S.A. 7.750%, 01/24/33 (EUR)	90,000	144,421
Telecom Italia S.p.A. 2.875%, 01/28/26 (EUR)	100,000	116,166
3.625%, 01/19/24 (EUR)	100,000	125,215
5.875%, 05/19/23 (GBP)	100,000	145,235
Telefonica Europe B.V. 2.625%, 5Y EUR Swap + 2.327%, 06/07/23 (EUR) (b)	100,000	109,189
3.750%, 5Y EUR Swap + 3.858%, 03/15/22 (EUR) (b)	100,000	117,218
4.200%, 5Y EUR Swap + 3.806%, 12/04/19 (EUR) (b)	400,000	481,601
5.000%, 6Y EUR Swap + 3.804%, 03/31/20 (EUR) (b)	400,000	490,826
Telesat Canada / Telesat LLC 8.875%, 11/15/24 (144A)	563,000	602,410
Wind Tre S.p.A. 2.625%, 01/20/23 (EUR)	120,000	117,714

		46,833,691

Textiles—0.1%
Eagle Intermediate Global Holding BV/Ruyi U.S. Finance LLC 7.500%, 05/01/25 (144A)	480,000	479,400

Toys/Games/Hobbies—0.1%
Mattel, Inc. 5.450%, 11/01/41	90,000	72,450

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Toys/Games/Hobbies—(Continued)
Mattel, Inc. 6.200%, 10/01/40	153,000	$130,433
6.750%, 12/31/25 (144A)	726,000	706,942

		909,825

Transportation—0.2%
Watco Cos. LLC / Watco Finance Corp. 6.375%, 04/01/23 (144A)	617,000	627,026
XPO Logistics, Inc. 6.500%, 06/15/22 (144A)	566,000	578,735

		1,205,761

Trucking & Leasing—0.2%
Fortress Transportation & Infrastructure Investors LLC 6.750%, 03/15/22 (144A)	159,000	162,577
Park Aerospace Holdings, Ltd. 3.625%, 03/15/21 (144A)	525,000	508,594
5.250%, 08/15/22 (144A)	601,000	594,996

		1,266,167

Total Corporate Bonds & Notes (Cost $555,658,145)		547,655,879

Floating Rate Loans (i)—11.7%

Aerospace/Defense—0.3%
Accudyne Industries LLC Term Loan, 5.344%, 1M LIBOR + 3.250%, 08/18/24	808,014	807,930
PowerSchool Term Loan B, 05/30/25 (j)	278,000	276,957
Sequa Mezzanine Holdings LLC 1st Lien Term Loan, 7.046%, 1M LIBOR + 5.000%, 11/28/21	403,920	405,056
2nd Lien Term Loan, 11.099%, 2M LIBOR + 9.000%, 04/28/22	142,000	144,840
WP CPP Holdings, LLC 2018 Term Loan, 6.280%, 6M LIBOR + 3.750%, 04/30/25	116,000	116,595

		1,751,378

Air Freight & Logistics—0.1%
Ceva Logistics Canada ULC Term Loan, 7.859%, 3M LIBOR + 5.500%, 03/19/21	60,329	60,291
Ceva Logistics U.S. Holdings, Inc. Term Loan, 7.859%, 3M LIBOR + 5.500%, 03/19/21	565,718	565,365

		625,656

Airlines—0.0%
Northwest Airlines, Inc. Term Loan, 3.301%, 6M LIBOR + 1.230%, 09/10/18 (e) (g) (h)	45,833	45,618
Term Loan, 3.301%, 6M LIBOR + 1.230%, 09/10/18 (e) (g) (h)	45,167	44,905
Term Loan, 3.301%, 6M LIBOR + 1.230%, 09/10/18 (e) (g) (h)	45,417	45,203

		135,726

Auto Manufacturers—0.0%
Direct ChassisLink, Inc. 2nd Lien Term Loan, 8.094%, 1M LIBOR + 6.000%, 06/15/23	104,000	$105,170

Auto Parts & Equipment—0.0%
Belron Finance U.S. LLC Term Loan B, 4.863%, 3M LIBOR + 2.500%, 11/07/24	275,615	276,735

Building Materials—0.2%
Pisces Midco, Inc. Term Loan, 6.089%, 3M LIBOR + 3.750%, 04/12/25	1,249,580	1,249,970

Chemicals—0.6%
Alpha 3 B.V. Term Loan B1, 5.334%, 3M LIBOR + 3.000%, 01/31/24	329,753	330,989
Ascend Performance Materials Operations LLC Term Loan B, 7.584%, 3M LIBOR + 5.250%, 08/12/22	2,856,592	2,874,446
GrafTech Finance, Inc. Term Loan B, 5.505%, 1M LIBOR + 3.500%, 02/12/25	207,000	206,224
Invictus 1st Lien Term Loan, 5.099%, 3M LIBOR + 3.000%, 03/28/25	236,231	236,379
2nd Lien Term Loan, 8.730%, 1M LIBOR + 6.750%, 03/28/26	130,000	131,625

		3,779,663

Coal—0.1%
CONSOL Energy, Inc. 1st Lien Term Loan B, 8.320%, 3M LIBOR + 6.000%, 10/26/22	675,271	692,997

Commercial Services—0.2%
Albany Molecular Research, Inc. 1st Lien Term Loan, 5.344%, 1M LIBOR + 3.250%, 08/30/24	191,155	190,766
Element Materials Technology Group U.S. Holdings, Inc. Term Loan B, 5.594%, 1M LIBOR + 3.500%, 06/28/24	121,390	121,770
Laureate Education, Inc. Term Loan B, 5.594%, 1M LIBOR + 3.500%, 04/26/24	202,483	202,831
Mavis Tire Express Services Corp. 1st Lien Term Loan, 5.334%, 1M LIBOR + 3.250%, 03/20/25	162,105	161,497
Delayed Draw Term Loan, 1.238%, 03/20/25 (k)	26,013	25,915
PSAV Holdings LLC 1st Lien Term Loan, 5.241%, 1M LIBOR + 3.250%, 03/01/25	285,285	282,789
2nd Lien Term Loan, 9.344%, 1M LIBOR + 7.250%, 09/01/25	232,000	231,420

		1,216,988

Computers—0.2%
Access CIG LLC 1st Lien Term Loan, 5.844%, 1M LIBOR + 3.750%, 02/27/25	140,396	140,835
2nd Lien Delayed Draw Term Loan, 7.750%, 02/27/26 (k)	2,719	2,750
2nd Lien Incremental Term Loan, 02/27/26	8,000	8,027
2nd Lien Term Loan, 9.844%, 1M LIBOR + 7.750%, 02/27/26	50,614	51,184
Delayed Draw Term Loan, 3.750%, 02/27/25 (k)	17,588	17,643
Incremental Term Loan, 02/27/25	40,000	40,125
Flexential Intermediate Corp. 1st Lien Term Loan, 5.834%, 3M LIBOR + 3.500%, 08/01/24	349,360	346,412
Tempo Acquisition LLC Term Loan, 5.094%, 1M LIBOR + 3.000%, 05/01/24	296,662	296,012

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Computers—(Continued)
TierPoint LLC 1st Lien Term Loan, 5.844%, 1M LIBOR + 3.750%, 05/06/24	325,179	$318,404

		1,221,392

Distribution/Wholesale—0.0%
Beacon Roofing Supply, Inc. Term Loan B, 4.285%, 1M LIBOR + 2.250%, 01/02/25	297,255	296,187

Diversified Telecommunication Services—0.1%
TDC A/S Term Loan, 05/31/25 (j)	420,000	419,606

Electric—0.0%
Pike Corp. Term Loan B, 5.600%, 1M LIBOR + 3.500%, 03/23/25	188,489	189,347

Electrical Components & Equipment—0.1%
Cortes NP Acquisition Corp. Term Loan B, 6.001%, 1M LIBOR + 4.000%, 11/30/23	480,457	475,953

Energy-Alternate Sources—0.0%
ExGen Renewables IV LLC Term Loan B, 5.310%, 3M LIBOR + 3.000%, 11/28/24	173,584	174,452

Entertainment—0.6%
GVC Holdings PLC EUR Term Loan, 03/29/24 (EUR) (j)	1,000,000	1,163,838
Stars Group Holdings B.V. (The) Incremental Term Loan, 07/28/25 (j)	3,258,000	3,241,710

		4,405,548

Food—0.4%
Albertson’s LLC Last Out Term Loan, 05/02/23 (j)	765,912	762,348
CHG PPC Parent LLC Term Loan B, 4.844%, 1M LIBOR + 2.750%, 03/31/25	242,000	240,790
Chobani LLC Term Loan B, 5.594%, 1M LIBOR + 3.500%, 10/10/23	142,201	142,527
Froneri International Plc EUR Term Loan B, 2.625%, 3M EURIBOR + 2.625%, 01/22/25 (EUR)	1,000,000	1,158,069
JBS USA LLC Term Loan B, 4.835%, 3M LIBOR + 2.500%, 10/30/22	325,103	323,715

		2,627,449

Health Care Providers & Services—0.1%
AHP Health Partners, Inc. Term Loan, 06/30/25 (j)	326,000	325,117
Brazos Delaware II LLC Term Loan B, 6.088%, 1M LIBOR + 4.000%, 05/21/25	102,000	102,127
DentalCorp Perfect Smile ULC 1st Lien Delayed Draw Term Loan, 0.500%, 06/06/25 (k)	53,542	53,659
1st Lien Term Loan, 5.763%, 1M LIBOR + 3.750%, 06/06/25	214,167	214,635

Health Care Providers & Services—(Continued)
Gentiva Health Services, Inc. 2nd Lien Term Loan, 06/02/26 (j)	125,897	124,953

		820,491

Healthcare-Products—0.5%
DJO Finance LLC Term Loan, 5.451%, 1M LIBOR + 3.250%, 06/08/20	1,661,000	1,657,885
Immucor, Inc. Extended Term Loan B, 7.094%, 1M LIBOR + 5.000%, 06/15/21	1,649,305	1,673,788

		3,331,673

Healthcare-Services—0.4%
Gentiva Health Services, Inc. 1st Lien Delayed Draw Term Loan, 06/02/25 (j)	335,352	336,190
1st Lien Term Loan, 06/02/25 (j)	536,563	537,904
Ortho-Clinical Diagnostics S.A. Term Loan B, 5.336%, 3M LIBOR + 3.250%, 06/30/25	428,845	427,559
Quorum Health Corp. Term Loan B, 8.844%, 1M LIBOR + 6.750%, 04/29/22	415,722	422,738
Team Health Holdings, Inc. 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 02/06/24	845,043	817,932

		2,542,323

Hotels, Restaurants & Leisure—0.2%
GVC Holdings plc Term Loan, 4.602%, 1M LIBOR + 2.500%, 03/29/24	90,447	90,522
Las Vegas Sands LLC Term Loan B, 3.844%, 1M LIBOR + 1.750%, 03/27/25	1,313,708	1,306,399

		1,396,921

Household Products—0.0%
Energizer Holdings, Inc. Term Loan B, 06/30/25 (j)	199,000	199,580

Insurance—0.3%
Alliant Holdings I, Inc. Term Loan B, 5.046%, 1M LIBOR + 3.000%, 05/09/25	114,000	113,423
Asurion LLC 2nd Lien Term Loan, 8.094%, 1M LIBOR + 6.000%, 08/04/25	977,000	987,533
Sedgwick Claims Management Services, Inc. 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 03/01/21	322,161	320,913
2nd Lien Term Loan, 7.892%, 1M LIBOR + 5.750%, 02/28/22	309,000	310,931
USI, Inc. Term Loan, 5.334%, 3M LIBOR + 3.000%, 05/16/24	413,927	412,013

		2,144,813

Internet—0.2%
Ascend Learning LLC Term Loan B, 5.094%, 1M LIBOR + 3.000%, 07/12/24	142,920	142,974
GTT Communications, Inc. Term Loan B, 4.875%, 3M LIBOR + 2.750%, 05/31/25	8,942	8,828

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Uber Technologies Term Loan, 6.001%, 1M LIBOR + 4.000%, 04/04/25	997,000	$1,002,982

		1,154,784

IT Services—0.1%
McAfee LLC Term Loan B, 6.594%, 1M LIBOR + 4.500%, 09/30/24	341,704	344,565
Peak 10 Holding Corp. Term Loan Second Lien, 9.608%, 3M LIBOR + 7.250%, 08/01/25	148,000	147,507

		492,072

Lodging—0.0%
Cypress Intermediate Holdings III, Inc. 1st Lien Term Loan, 5.100%, 1M LIBOR + 3.000%, 04/27/24	266,979	266,979

Machinery-Diversified—0.3%
Titan Acquisition, Ltd. Term Loan B, 5.094%, 1M LIBOR + 3.000%, 03/28/25	1,885,129	1,861,565

Media—1.2%
Charter Communications Operating LLC Term Loan A2, 3.600%, 1M LIBOR + 1.500%, 03/31/23	2,997,150	2,999,961
Ligado Networks LLC 2nd Lien Term Loan, 12/07/20	1,411,683	451,739
PIK Term Loan, 12/07/20	5,543,783	4,605,958
Unitymedia Finance LLC Term Loan D, 4.323%, 1M LIBOR + 2.250%, 01/15/26	445,000	443,331

		8,500,989

Miscellaneous Manufacturing—0.0%
Filtration Group Corp. 1st Lien Term Loan, 5.094%, 3M LIBOR + 3.000%, 03/29/25	126,683	126,933

Office/Business Equipment—0.4%
Brand Energy & Infrastructure Services, Inc. Term Loan, 6.611%, 3M LIBOR + 4.250%, 06/21/24	3,055,992	3,065,194

Oil & Gas—1.2%
Bronco Midstream Funding LLC Term Loan B, 5.831%, 3M LIBOR + 3.500%, 08/14/23	236,701	240,252
California Resources Corp. 1st Lien Term Loan, 6.838%, 1M LIBOR + 4.750%, 12/31/22	1,589,000	1,621,773
CD&R Firefly Bidco, Ltd. GBP Term Loan B1, 05/09/25 (GBP) (j)	1,000,000	1,311,502
Chesapeake Energy Corp. Term Loan, 9.594%, 1M LIBOR + 7.500%, 08/23/21	3,132,750	3,283,514
Gavilan Resources LLC 2nd Lien Term Loan, 8.085%, 1M LIBOR + 6.000%, 03/01/24	622,000	614,484
Medallion Midland Acquisition LLC 1st Lien Term Loan, 5.344%, 1M LIBOR + 3.250%, 10/30/24	214,920	212,502
Vine Oil & Gas L.P. Term Loan B, 8.969%, 1M LIBOR + 6.875%, 12/12/21	611,000	614,055

		7,898,082

Oil & Gas Services—0.8%
Lucid Energy Group II LLC 1st Lien Term Loan, 5.085%, 1M LIBOR + 3.000%, 02/17/25	203,490	201,964
McDermott Technology Americas, Inc. 1st Lien Term Loan, 7.094%, 1M LIBOR + 5.000%, 05/10/25	3,283,770	3,305,114
Pioneer Energy Services Corp. Term Loan, 9.796%, 1M LIBOR + 7.750%, 11/08/22	1,366,000	1,424,055
Weatherford International, Ltd. Term Loan, 3.525%, 1M LIBOR + 1.425%, 07/13/20	574,336	569,310

		5,500,443

Packaging & Containers—0.2%
Horizon Holdings III SAS EUR Term Loan B4, 2.750%, EURIBOR + 2.750%, 10/29/22 (EUR)	1,000,000	1,145,904

Pharmaceuticals—0.3%
Amneal Pharmaceuticals LLC Term Loan B, 5.625%, 1M LIBOR + 3.500%, 05/04/25	687,602	687,602
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 6.375%, 1M LIBOR + 4.250%, 04/29/24	996,661	991,989
Valeant Pharmaceuticals International, Inc. Term Loan B, 4.983%, 1M LIBOR + 3.000%, 06/01/25	343,915	343,229

		2,022,820

Pipelines—0.1%
AL Midcoast Holdings LLC Term Loan B, 06/28/25 (j)	574,000	574,717

Retail—0.4%
EG Group, Ltd. EUR Delayed Draw Term Loan B3, 02/06/25 (EUR) (j)	336,391	389,073
EUR Term Loan B1, 4.000%, EURIBOR + 4.000%, 02/06/25 (EUR)	661,950	766,744
Neiman Marcus Group, Ltd. LLC Term Loan, 5.263%, 1M LIBOR + 3.250%, 10/25/20	673,244	598,346
Reece, Ltd. Term Loan B, 05/30/25 (j)	71,693	71,917
SRS Distribution, Inc. 1st Lien Term Loan, 5.580%, 3M LIBOR + 3.250%, 05/23/25	833,000	826,336

		2,652,416

Semiconductors—0.0%
CEVA Intercompany B.V. Dutch Term Loan, 7.859%, 3M LIBOR + 5.500%, 03/19/21	134,600	134,516
Mitchell International, Inc. 1st Lien Term Loan, 5.344%, 1M LIBOR + 3.250%, 11/29/24	130,924	130,826
Delayed Draw Term Loan, 5.344%, 1M LIBOR + 3.250%, 11/29/24	25,466	25,447

		290,789

Semiconductors & Semiconductor Equipment—0.1%
Microchip Technology, Inc. Term Loan B, 4.100%, 1M LIBOR + 2.000%, 05/29/25	680,689	682,390

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (i)—(Continued)

Security Description	Principal Amount*	Value

Software—0.7%
Applied Systems, Inc. 2nd Lien Term Loan, 9.334%, 3M LIBOR + 7.000%, 09/19/25	65,000	$67,248
BMC Software Finance, Inc. Term Loan B, 06/26/25 (j)	1,032,000	1,026,363
Cypress Intermediate Holdings III, Inc. 2nd Lien Term Loan, 8.844%, 1M LIBOR + 6.750%, 04/27/25	81,000	81,608
Kronos, Inc. 2nd Lien Term Loan, 10.608%, 3M LIBOR + 8.250%, 11/01/24	1,310,000	1,357,488
Mitchell International, Inc. 2nd Lien Term Loan, 9.344%, 1M LIBOR + 7.250%, 11/20/25	322,000	323,107
Renaissance Holding Corp. Add On Term Loan, 5.584%, 3M LIBOR + 3.250%, 05/30/25	244,000	243,240
SS&C Technologies Holdings Europe S.a.r.l. Term Loan B4, 4.602%, 1M LIBOR + 2.500%, 04/16/25	421,230	422,125
SS&C Technologies, Inc. Term Loan B3, 4.594%, 1M LIBOR + 2.500%, 04/16/25	1,176,888	1,179,388

		4,700,567

Telecommunications—1.3%
CenturyLink, Inc. Term Loan B, 4.844%, 1M LIBOR + 2.750%, 01/31/25	1,811,895	1,777,598
Digicel International Finance, Ltd. Term Loan B, 5.610%, 3M LIBOR + 3.250%, 05/28/24	522,643	503,697
Intelsat Jackson Holdings S.A. Term Loan B3, 5.853%, 1M LIBOR + 3.750%, 11/27/23	205,800	205,687
Term Loan B4, 6.603%, 1M LIBOR + 4.500%, 01/02/24	635,588	663,395
Term Loan B5, 6.625%, 01/02/24	3,529,612	3,651,384
TDC A/S EUR Term Loan, 05/31/25 (EUR) (j)	1,000,000	1,156,609
West Corp. Term Loan B1, 5.594%, 1M LIBOR + 3.500%, 10/10/24	164,000	163,692
Xplornet Communications, Inc. Term Loan B, 6.334%, 3M LIBOR + 4.000%, 09/09/21	652,720	660,879

		8,782,941

Transportation—0.0%
CEVA Group plc Letter of Credit, 7.834%, 3M LIBOR + 5.500%, 03/19/21	329,407	329,201

Total Floating Rate Loans (Cost $81,516,133)		80,128,804

Asset-Backed Securities—2.6%

Asset-Backed - Other—2.6%
ALM, Ltd. Zero Coupon, 3M LIBOR + 1.900%, 07/15/27 (144A) (b)	700,000	700,000
Anchorage Capital CLO, Ltd. 6.559%, 3M LIBOR + 4.200%, 07/28/28 (144A) (b)	1,000,000	1,000,978
Apidos CLO 4.209%, 3M LIBOR + 1.850%, 04/20/31 (144A) (b)	500,000	499,726
5.612%, 3M LIBOR + 3.250%, 07/22/26 (144A) (b)	550,000	549,990
Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—(Continued)
Ares CLO, Ltd. 4.162%, 3M LIBOR + 1.800%, 05/15/30 (144A) (b)	500,000	496,506
8.498%, 3M LIBOR + 6.150%, 10/15/30 (144A) (b)	500,000	509,610
Ares XXXIIR CLO, Ltd. 5.262%, 3M LIBOR + 2.900%, 05/15/30 (144A) (b)	500,000	498,719
Atlas Senior Loan Fund X, Ltd. 3.848%, 3M LIBOR + 1.500%, 01/15/31 (144A) (b)	250,000	248,151
Ballyrock CLO, Ltd. 5.048%, 3M LIBOR + 2.700%, 10/15/28 (144A) (b)	1,000,000	1,002,799
BlueMountain CLO, Ltd. 3.709%, 3M LIBOR + 1.350%, 04/20/27 (144A) (b)	300,000	296,921
Carlyle Global Market Strategies CLO, Ltd. 6.059%, 3M LIBOR + 3.700%, 07/20/31 (144A) (b)	500,000	509,485
9.359%, 3M LIBOR + 7.000%, 10/20/29 (144A) (b)	750,000	757,968
Cedar Funding CLO, Ltd. 5.603%, 10/17/30 (144A)	270,000	270,845
Chenango Park CLO, Ltd. 3.937%, 3M LIBOR + 1.850%, 04/15/30 (144A) (b)	500,000	497,214
Highbridge Loan Management, Ltd. Zero Coupon, 3M LIBOR + 1.850%, 07/18/31 (144A) (b)	500,000	500,000
HPS Loan Management, Ltd. 8.805%, 3M LIBOR + 6.450%, 07/19/27 (144A) (b)	800,000	801,126
Madison Park Funding, Ltd. 5.609%, 3M LIBOR + 3.250%, 07/20/26 (144A) (b)	250,000	250,058
OCP CLO, Ltd. 3.632%, 3M LIBOR + 1.270%, 10/26/30 (144A) (b)	600,000	602,590
Octagon Investment Partners 27, Ltd. 9.448%, 3M LIBOR + 7.100%, 07/15/27 (144A) (b)	1,000,000	1,001,593
Octagon Investment Partners, Ltd. 2.984%, 3M LIBOR + 1.000%, 01/25/31 (144A) (b)	1,500,000	1,498,906
4.670%, 3M LIBOR + 2.850%, 07/15/30 (144A) (b)	500,000	499,997
OneMain Financial Issuance Trust 4.320%, 07/18/25 (144A)	200,000	199,557
OZLM, Ltd. 4.110%, 3M LIBOR + 1.950%, 04/20/31 (144A) (b)	500,000	499,522
4.453%, 3M LIBOR + 2.100%, 04/17/31 (144A) (b)	500,000	497,260
5.110%, 3M LIBOR + 2.950%, 04/20/31 (144A) (b)	500,000	496,349
5.483%, 3M LIBOR + 3.130%, 04/17/31 (144A) (b)	500,000	499,382
Rockford Tower CLO, Ltd. 5.258%, 3M LIBOR + 3.000%, 05/20/31 (144A) (b)	500,000	498,692
Sound Point CLO, Ltd. 4.248%, 3M LIBOR + 1.900%, 04/15/29 (144A) (b)	500,000	499,747
6.609%, 3M LIBOR + 4.250%, 10/20/28 (144A) (b)	500,000	503,726
Westcott Park CLO, Ltd. 6.709%, 3M LIBOR + 4.350%, 07/20/28 (144A) (b)	500,000	505,390
9.559%, 3M LIBOR + 7.200%, 07/20/28 (144A) (b)	500,000	513,332

Total Asset-Backed Securities (Cost $17,441,975)		17,706,139

Common Stocks—1.8%

Auto Components—0.0%
Lear Corp.	525	97,550

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—0.1%
Bank of America Corp.	11,421	$321,958
JPMorgan Chase & Co.	3,105	323,541

		645,499

Capital Markets—0.1%
Goldman Sachs Group, Inc. (The)	1,475	325,341
Morgan Stanley	6,601	312,887

		638,228

Chemicals—0.3%
Advanced Emissions Solutions, Inc.	11,202	127,255
Platform Specialty Products Corp. (l)	169,402	1,965,063

		2,092,318

Containers & Packaging—0.1%
Crown Holdings, Inc. (l)	7,688	344,115

Diversified Telecommunication Services—0.1%
CenturyLink, Inc.	19,576	364,897

Equity Real Estate Investment Trusts—0.1%
Gaming and Leisure Properties, Inc.	19,300	690,940

Health Care Providers & Services—0.1%
Tenet Healthcare Corp. (l)	9,219	309,482
Universal Health Services, Inc. - Class B	4,510	502,594

		812,076

Hotels, Restaurants & Leisure—0.1%
Stars Group, Inc. (The) (l)	11,750	426,152

IT Services—0.1%
First Data Corp. - Class A (l)	40,029	837,807

Machinery—0.0%
Gates Industrial Corp. plc (l)	5,946	96,741

Media—0.1%
Altice USA, Inc. - Class A	35,135	599,403

Metals & Mining—0.1%
Constellium NV - Class A (l)	113,844	1,172,593

Oil, Gas & Consumable Fuels—0.3%
Euronav NV (a) (l)	193,531	1,780,485
Halcon Resources Corp. (e) (l) (m)	50,598	222,126

		2,002,611

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (l)	22,900	1,368,275

Total Common Stocks (Cost $14,850,204)		12,189,205

Convertible Preferred Stocks—1.0%
Security Description	Shares/ Principal Amount*	Value

Entertainment—0.9%
Stars Group, Inc. (The) Zero Coupon, 12/31/49 (l)	3,310,000	6,328,189

Machinery—0.1%
Rexnord Corp. 5.750%, 11/15/19	7,350	459,228

Total Convertible Preferred Stocks (Cost $3,483,805)		6,787,417

Preferred Stocks—0.6%

Banks—0.6%
GMAC Capital Trust, 8.128%, 02/15/40 (a) (b)	143,228	3,766,897

Diversified Financial Services—0.0%
Marsico Parent Superholdco LLC, 12/14/19 (144A) (g) (h)	25	0

Total Preferred Stocks (Cost $3,805,108)		3,766,897

Mutual Funds—0.5%

Investment Company Securities—0.5%
Financial Select Sector SPDR Fund	74,161	1,971,941
SPDR S&P Oil & Gas Exploration & Production ETF (a)	27,027	1,163,783

Total Mutual Funds (Cost $3,149,781)		3,135,724

Convertible Bonds—0.2%

Media—0.1%
DISH Network Corp. 3.375%, 08/15/26 (a)	501,000	485,266

Telecommunications—0.1%
Intelsat S.A. 4.500%, 06/15/25	109,000	133,382
Telecom Italia S.p.A. 1.125%, 03/26/22	300,000	333,051
Vodafone Group plc Zero Coupon, 11/26/20	100,000	125,696

		592,129

Total Convertible Bonds (Cost $1,143,569)		1,077,395

Escrow Shares—0.0%

Auto Parts & Equipment—0.0%
Lear Corp. (d) (e) (g) (h)	1,530,000	0
Lear Corp. (d) (e) (g) (h)	1,395,000	0

		0

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Escrow Shares—(Continued)

Security Description	Shares/ Principal Amount*	Value

Chemicals—0.0%
Momentive Performance Materials, Inc. (d) (e) (g)	1,398,000	$0

		0

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc. (d) (e)	489,000	14,915
Lehman Brothers Holdings, Inc. (d) (e)	1,740,000	53,070

		67,985

Total Escrow Shares (Cost $0)		67,985

Warrant—0.0%

Media—0.0%
HMH Publishing Co., Ltd., Expires 06/22/19 (g) (h) (l) (m) (Cost $16)	1,601	0

Short-Term Investment—1.4%

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $9,294,317; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $9,481,902.	9,293,697	9,293,697

Total Short-Term Investments (Cost $9,293,697)		9,293,697

Securities Lending Reinvestments (n)—6.1%

Bank Note—0.4%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (b)	3,000,000	3,000,000

Certificates of Deposit—3.1%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (b)	1,000,000	1,000,054
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (b)	2,000,000	1,999,884
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (b)	1,000,000	1,001,400
Barclays Bank plc 2.430%, 08/01/18	1,000,000	1,000,297
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (b)	500,000	499,953
Chiba Bank, Ltd., New York 2.240%, 07/18/18	1,000,000	999,953
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (b)	1,000,000	999,929
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (b)	500,000	499,925
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	1,500,000	1,499,938

Certificates of Deposit—(Continued)
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	1,987,854	1,994,860
Norinchukin Bank New York 2.291%, 1M LIBOR + 0.200%, 07/23/18 (b)	1,000,000	999,917
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (b)	1,000,000	999,990
2.525%, 1M LIBOR + 0.440%, 09/17/18 (b)	500,000	500,400
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (b)	1,000,000	999,983
Standard Chartered plc 2.250%, 08/21/18	1,000,000	1,000,153
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (b)	1,000,000	1,000,088
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (b)	2,000,000	2,000,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (b)	1,000,000	1,000,012
Wells Fargo Bank N.A. 2.502%, 3M LIBOR + 0.140%, 10/26/18 (b)	500,000	500,636
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (b)	1,000,000	999,934

		21,497,306

Commercial Paper—0.9%
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (b)	500,000	500,220
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (b)	1,250,000	1,249,989
Sheffield Receivables Co. 2.490%, 11/26/18	986,928	989,633
Starbird Funding Corp. 2.300%, 08/10/18	1,491,567	1,496,257
Toyota Motor Credit Corp. 2.310%, 09/18/18	992,428	994,922
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19	1,000,000	999,808

		6,230,829

Repurchase Agreements—1.4%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $501,938; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $527,144.	500,000	500,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $72,512; collateralized by various Common Stock with an aggregate market value of $80,049.	71,715	71,715
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $255,558; collateralized by various Common Stock with an aggregate market value of $279,052.	250,000	250,000

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (n)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $89,984; collateralized by various Common Stock with an aggregate market value of $99,825.	89,755	$89,755
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $1,889,118; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $1,927,458.	1,888,803	1,888,803
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $2,934,890; collateralized by various Common Stock with an aggregate market value of $3,080,000.	2,800,000	2,800,000
NBC Global Finance Ltd. Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $201,248; collateralized by various Common Stock with an aggregate market value of $222,578.	200,000	200,000
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $202,473; collateralized by various Common Stock with an aggregate market value of $222,578.	200,000	200,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $704,595; collateralized by various Common Stock with an aggregate market value of $779,024.	700,000	700,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $1,004,337; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $402,346; collateralized by various Common Stock with an aggregate market value of $445,141.	400,000	400,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $201,230; collateralized by various Common Stock with an aggregate market value of $222,570.	200,000	200,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $301,982; collateralized by various Common Stock with an aggregate market value of $333,856.	300,000	300,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $201,093; collateralized by various Common Stock with an aggregate market value of $222,570.	200,000	200,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $1,004,564; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000

		9,800,273

Time Deposits—0.3%
Australia New Zealand Bank 1.900%, 07/02/18	1,000,000	1,000,000
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000

		2,000,000

Total Securities Lending Reinvestments (Cost $42,525,937)		42,528,408

Total Purchased Options—0.0% (o) (Cost $12,875)		6,486

Total Investments—106.2% (Cost $732,881,245)		724,344,036
Unfunded Loan Commitments—(0.0)% (Cost $(98,431))		(98,431)
Net Investments—106.2% (Cost $732,782,814)		724,245,605
Other assets and liabilities (net)—(6.2)%		(42,162,475)

Net Assets—100.0%		$682,083,130

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $40,179,395 and the collateral received consisted of cash in the amount of $42,509,050. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Illiquid security. As of June 30, 2018, these securities represent 0.1% of net assets.
(f)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2018, the value of securities pledged amounted to $1,001,050.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent less than 0.05% of net assets.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(i)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	This loan will settle after June 30, 2018, at which time the interest rate will be determined.
(k)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(l)	Non-income producing security.
(m)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2018, the market value of restricted securities was $222,126, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(n)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(o)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $317,239,327, which is 46.5% of net assets.

Restricted Securities	Acquisition Date	Shares	Cost	Value
HMH Publishing Co., Ltd. 06/22/19	06/22/12	1,601	$16	$0
Halcon Resources Corp.	01/25/17	50,598	366,955	222,126

				$222,126

Reverse Repurchase Agreement

Counterparty	Interest Rate	Settlement Date	Maturity Date(a)	Principal Amount		Net Closing Amount
Credit Suisse Securities (USA) LLC	2.050%	05/25/18	OPEN	$	958,750	$958,750

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	30,024,000	HSBC	07/05/18	USD	34,946,735	$120,181
EUR	115,000	TDB	07/05/18	USD	136,034	(1,718)
EUR	120,000	TDB	08/06/18	USD	140,091	391
GBP	4,611,000	BBP	07/05/18	USD	6,068,537	17,359

Contracts to Deliver
EUR	30,117,000	DBAG	07/05/18	USD	35,223,127	47,590
EUR	365,000	TDB	07/05/18	USD	428,835	2,528
EUR	30,024,000	HSBC	08/06/18	USD	35,028,250	(120,305)
GBP	4,393,616	BNP	07/05/18	USD	5,854,120	55,141
GBP	4,000	HSBC	07/05/18	USD	5,317	38
GBP	213,000	SCB	07/05/18	USD	281,370	239
GBP	4,611,000	BBP	08/06/18	USD	6,077,234	(17,489)

Net Unrealized Appreciation						$103,955

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	09/21/18	2	EUR	67,820	$(682)
STOXX Europe 600 Bank Index Futures	09/21/18	7	EUR	56,140	(644)

Futures Contracts—Short
Euro-Bobl Futures	09/06/18	(2)	EUR	(264,340)	(1,753)
Euro-Bund Futures	09/06/18	(2)	EUR	(325,100)	(4,276)
Russell 2000 Index Mini Futures	09/21/18	(42)	USD	(3,459,750)	81,802
S&P 500 Index E-Mini Futures	09/21/18	(25)	USD	(3,402,000)	83,682
U.S. Treasury Note 10 Year Futures	09/19/18	(2)	USD	(240,375)	(1,269)
U.S. Treasury Note 5 Year Futures	09/28/18	(1)	USD	(113,617)	570
United Kingdom Long Gilt Bond Futures	09/26/18	(1)	GBP	(123,060)	(1,571)

Net Unrealized Appreciation					$155,859

Purchased Options

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized (Depreciation)
Call - Euro STOXX 50 Index Futures	EUR	3,750.000	08/17/18	28	EUR	280	$3,405	$196	$(3,209)
Call - S&P 500 Index E-Mini Futures	USD	2,725.000	08/17/18	1	USD	100	5,821	4,650	(1,171)
Call - S&P 500 Index E-Mini Futures	USD	2,850.000	08/17/18	4	USD	400	3,649	1,640	(2,009)

Totals							$12,875	$6,486	$(6,389)

Written Options

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Call - S&P 500 Index E-Mini Futures	US	D 2,800.000	08/17/18	(1)	USD	(100)	$(2,698)	$(1,185)	$1,513

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.30.V1	5.000%	Quarterly	06/20/23	3.615%	USD	20,373,000	$1,170,510	$1,247,015	$(76,505)
Chesapeake Energy Corp. 6.625%, due 08/15/20	5.000%	Quarterly	12/20/21	3.359%	USD	280,000	14,002	(11,186)	25,188
ITRAXX.X0.29.V1	5.000%	Quarterly	06/20/23	3.190%	EUR	520,000	48,614	65,033	(16,419)

Totals							$1,233,126	$1,300,862	$(67,736)

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
Frontier Communications Corp. 9.000%, due 08/15/31	(5.000%)	Quarterly	06/20/23	BBP	13.933%	USD	382,368	$104,251	$134,785	$(30,534)

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Swap Agreements—(Continued)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	CBNA	3.881%	EUR	70,000	$(10,436)	$(10,383)	$(53)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	12/20/22	JPMC	3.717%	EUR	50,000	(6,450)	(2,126)	(4,324)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	BBP	3.881%	EUR	30,000	(4,473)	(3,002)	(1,471)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	CBNA	3.881%	EUR	21,146	(3,153)	(3,020)	(133)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	JPMC	3.881%	EUR	8,466	(1,262)	(1,132)	(130)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	JPMC	3.881%	EUR	12,699	(1,893)	(1,698)	(195)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	JPMC	3.881%	EUR	21,166	(3,156)	(3,023)	(133)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	JPMC	3.881%	EUR	30,000	(4,473)	(3,082)	(1,391)
Century Link, Inc. 6.150%, due 09/15/19	1.000%	Quarterly	06/20/25	BBP	4.349%	USD	225,000	(40,428)	(41,969)	1,541
Deutsche Bank AG 5.125%, due 08/31/17	1.000%	Quarterly	06/20/23	JPMC	1.758%	EUR	100,000	(4,187)	(740)	(3,447)
Fiat Chrysler Automobiles NV 4.500%, due 04/15/20	5.000%	Quarterly	12/20/22	CBNA	1.751%	EUR	50,000	8,255	10,561	(2,306)
Intesa San Paolo S.p.A. 0.990%, due 03/03/17	1.000%	Quarterly	06/20/23	CBNA	1.559%	EUR	140,000	(4,363)	(6,815)	2,452
Intrum Justitia AB 3.125%, due 07/15/24	5.000%	Quarterly	06/20/23	CSI	4.213%	EUR	50,000	2,053	5,535	(3,482)
Intrum Justitia AB 3.125%, due 07/15/24	5.000%	Quarterly	06/20/23	CSI	4.213%	EUR	30,000	1,232	3,181	(1,949)
Intrum Justitia AB 3.125%, due 07/15/24	5.000%	Quarterly	06/20/23	CSI	4.213%	EUR	13,714	563	1,690	(1,127)
Jaguar Land Rover Automotive Plc 5.000%, due 02/15/22	5.000%	Quarterly	12/20/22	BBP	3.020%	EUR	60,000	5,849	11,780	(5,931)
Jaguar Land Rover Automotive Plc 5.000%, due 02/15/22	5.000%	Quarterly	12/20/22	JPMC	3.020%	EUR	80,000	7,799	15,370	(7,571)
Saipem Finance International B.V. 3.750%, due 09/08/22	5.000%	Quarterly	06/20/22	CSI	1.683%	EUR	100,000	15,072	7,245	7,827
Telecom Italia S.p.A. 5.375%, due 01/29/19	1.000%	Quarterly	12/20/22	CBNA	1.845%	EUR	50,000	(2,134)	(1,003)	(1,131)

Totals								$(45,585)	$(22,631)	$(22,954)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(SCB)—	Standard Chartered Bank
(TDB)—	Toronto Dominion Bank

Currencies

(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(EURIBOR)—	Euro Interbank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(ICE)—	Intercontinental Exchange, Inc.
(LIBOR)—	London Interbank Offered Rate
(ITRAXX.XO)—	Markit iTraxx Europe Crossover CDS Index

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$2,212,899	$—	$2,212,899
Aerospace/Defense	—	7,369,296	—	7,369,296
Airlines	—	303,811	—	303,811
Auto Manufacturers	—	3,567,329	—	3,567,329
Auto Parts & Equipment	—	2,729,846	—	2,729,846
Banks	—	21,805,889	—	21,805,889
Building Materials	—	3,620,219	—	3,620,219
Chemicals	—	20,275,801	—	20,275,801
Coal	—	1,876,958	—	1,876,958
Commercial Services	—	20,256,418	—	20,256,418
Computers	—	3,972,759	—	3,972,759
Distribution/Wholesale	—	6,001,389	—	6,001,389
Diversified Financial Services	—	25,212,402	—	25,212,402
Electric	—	10,657,695	—	10,657,695
Electrical Components & Equipment	—	825,945	—	825,945
Electronics	—	52,234	—	52,234
Energy-Alternate Sources	—	1,321,915	—	1,321,915
Engineering & Construction	—	2,743,651	—	2,743,651
Entertainment	—	7,730,751	0	7,730,751
Environmental Control	—	3,658,627	—	3,658,627
Food	—	5,664,319	—	5,664,319

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Food Service	$—	$1,033,428	$—	$1,033,428
Forest Products & Paper	—	977,094	—	977,094
Gas	—	2,015,450	—	2,015,450
Healthcare-Products	—	11,438,761	—	11,438,761
Healthcare-Services	—	30,021,112	—	30,021,112
Home Builders	—	8,162,066	—	8,162,066
Home Furnishings	—	216,720	—	216,720
Household Products/Wares	—	612,258	—	612,258
Insurance	—	7,834,504	—	7,834,504
Internet	—	5,368,116	—	5,368,116
Iron/Steel	—	3,690,868	—	3,690,868
Leisure Time	—	2,992,967	—	2,992,967
Lodging	—	5,987,161	—	5,987,161
Machinery-Construction & Mining	—	5,223,581	—	5,223,581
Machinery-Diversified	—	2,667,870	—	2,667,870
Media	—	53,545,290	—	53,545,290
Metal Fabricate/Hardware	—	5,194,942	—	5,194,942
Mining	—	15,242,904	—	15,242,904
Miscellaneous Manufacturing	—	10,473,531	—	10,473,531
Office/Business Equipment	—	1,481,603	—	1,481,603
Oil & Gas	—	56,662,370	—	56,662,370
Oil & Gas Services	—	6,517,717	—	6,517,717
Packaging & Containers	—	13,882,586	—	13,882,586
Pharmaceuticals	—	16,556,696	—	16,556,696
Pipelines	—	16,777,304	—	16,777,304
Real Estate	—	2,905,301	0	2,905,301
Real Estate Investment Trusts	—	13,071,821	—	13,071,821
Retail	—	11,765,113	—	11,765,113
Semiconductors	—	2,183,286	—	2,183,286
Software	—	27,612,719	—	27,612,719
Storage/Warehousing	—	2,985,743	—	2,985,743
Telecommunications	—	46,833,691	—	46,833,691
Textiles	—	479,400	—	479,400
Toys/Games/Hobbies	—	909,825	—	909,825
Transportation	—	1,205,761	—	1,205,761
Trucking & Leasing	—	1,266,167	—	1,266,167
Total Corporate Bonds & Notes	—	547,655,879	0	547,655,879
Floating Rate Loans
Aerospace/Defense	—	1,751,378	—	1,751,378
Air Freight & Logistics	—	625,656	—	625,656
Airlines	—	—	135,726	135,726
Auto Manufacturers	—	105,170	—	105,170
Auto Parts & Equipment	—	276,735	—	276,735
Building Materials	—	1,249,970	—	1,249,970
Chemicals	—	3,779,663	—	3,779,663
Coal	—	692,997	—	692,997
Commercial Services (Less Unfunded Loan Commitments of $24,582)	—	1,192,406	—	1,192,406
Computers (Less Unfunded Loan Commitments of $20,307)	—	1,201,085	—	1,201,085
Distribution/Wholesale	—	296,187	—	296,187
Diversified Telecommunication Services	—	419,606	—	419,606
Electric	—	189,347	—	189,347
Electrical Components & Equipment	—	475,953	—	475,953
Energy-Alternate Sources	—	174,452	—	174,452
Entertainment	—	4,405,548	—	4,405,548
Food	—	2,627,449	—	2,627,449
Health Care Providers & Services (Less Unfunded Loan Commitments of $53,542)	—	766,949	—	766,949
Healthcare-Products	—	3,331,673	—	3,331,673
Healthcare-Services	—	2,542,323	—	2,542,323

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$—	$1,396,921	$—	$1,396,921
Household Products	—	199,580	—	199,580
Insurance	—	2,144,813	—	2,144,813
Internet	—	1,154,784	—	1,154,784
IT Services	—	492,072	—	492,072
Lodging	—	266,979	—	266,979
Machinery-Diversified	—	1,861,565	—	1,861,565
Media	—	8,500,989	—	8,500,989
Miscellaneous Manufacturing	—	126,933	—	126,933
Office/Business Equipment	—	3,065,194	—	3,065,194
Oil & Gas	—	7,898,082	—	7,898,082
Oil & Gas Services	—	5,500,443	—	5,500,443
Packaging & Containers	—	1,145,904	—	1,145,904
Pharmaceuticals	—	2,022,820	—	2,022,820
Pipelines	—	574,717	—	574,717
Retail	—	2,652,416	—	2,652,416
Semiconductors	—	290,789	—	290,789
Semiconductors & Semiconductor Equipment	—	682,390	—	682,390
Software	—	4,700,567	—	4,700,567
Telecommunications	—	8,782,941	—	8,782,941
Transportation	—	329,201	—	329,201
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	79,894,647	135,726	80,030,373
Total Asset-Backed Securities*	—	17,706,139	—	17,706,139
Total Common Stocks*	12,189,205	—	—	12,189,205
Convertible Preferred Stocks
Entertainment	—	6,328,189	—	6,328,189
Machinery	459,228	—	—	459,228
Total Convertible Preferred Stocks	459,228	6,328,189	—	6,787,417
Preferred Stocks
Banks	3,766,897	—	—	3,766,897
Diversified Financial Services	—	—	0	0
Total Preferred Stocks	3,766,897	—	0	3,766,897
Total Mutual Funds*	3,135,724	—	—	3,135,724
Total Convertible Bonds*	—	1,077,395	—	1,077,395
Escrow Shares
Auto Parts & Equipment	—	—	0	0
Chemicals	—	—	0	0
Diversified Financial Services	—	67,985	—	67,985
Total Escrow Shares	—	67,985	0	67,985
Total Warrant*	—	—	0	0
Total Short-Term Investment*	—	9,293,697	—	9,293,697
Total Securities Lending Reinvestments*	—	42,528,408	—	42,528,408
Purchased Options at Value	$6,486	$—	$—	$6,486
Total Net Investments	$19,557,540	$704,552,339	$135,726	$724,245,605

Collateral for Securities Loaned (Liability)	$—	$(42,509,050)	$—	$(42,509,050)
Total Reverse Repurchase Agreements (Liability)	$—	$(958,750)	$—	$(958,750)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$243,467	$—	$243,467
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(139,512)	—	(139,512)
Total Forward Contracts	$—	$103,955	$—	$103,955

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$166,054	$—	$—	$166,054
Futures Contracts (Unrealized Depreciation)	(10,195)	—	—	(10,195)
Total Futures Contracts	$155,859	$—	$—	$155,859
Written Options at Value	$(1,185)	$—	$—	$(1,185)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$25,188	$—	$25,188
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(92,924)	—	(92,924)
Total Centrally Cleared Swap Contracts	$—	$(67,736)	$—	$(67,736)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$145,074	$—	$145,074
OTC Swap Contracts at Value (Liabilities)	—	(86,408)	—	(86,408)
Total OTC Swap Contracts	$—	$58,666	$—	$58,666

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six month ended June 30, 2018 is not presented.

See accompanying notes to financial statements.

BHFTI-33

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b) (c)	$724,245,605
Cash	609,062
Cash denominated in foreign currencies (d)	2,276,786
Cash collateral (e)	1,463,864
OTC swap contracts at market value (f)	145,074
Unrealized appreciation on forward foreign currency exchange contracts	243,467
Receivable for:
Investments sold	11,036,207
Fund shares sold	228,291
Interest	9,853,516
Variation margin on futures contracts	32,814
Interest on OTC swap contracts	940
Variation margin on centrally cleared swap contracts	175,265

Total Assets	750,310,891
Liabilities
Written options at value (g)	1,185
Reverse repurchase agreements	958,750
OTC swap contracts at market value (h)	86,408
Cash collateral for OTC swap contracts	80,000
Unrealized depreciation on forward foreign currency exchange contracts	139,512
Collateral for securities loaned	42,509,050
Payables for:
Investments purchased	23,428,058
Securities lending cash collateral	107,503
Fund shares redeemed	129,901
Interest on reverse repurchase agreements	1,965
Interest on OTC swap contracts	584
Accrued Expenses:
Management fees	337,255
Distribution and service fees	53,274
Deferred trustees’ fees	125,634
Other expenses	268,682

Total Liabilities	68,227,761

Net Assets	$682,083,130

Net Assets Consist of:
Paid in surplus	$689,967,956
Undistributed net investment income	17,735,927
Accumulated net realized loss	(17,332,604)
Unrealized depreciation on investments, options, futures contracts, swap contracts and foreign currency transactions	(8,288,149)

Net Assets	$682,083,130

Net Assets
Class A	$422,525,655
Class B	259,557,475
Capital Shares Outstanding*
Class A	56,502,741
Class B	35,122,431
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.48
Class B	7.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $732,782,814.
(b)	Includes securities loaned at value of $40,179,395.
(c)	Investments at value is net of unfunded loan commitments of $98,431.
(d)	Identified cost of cash denominated in foreign currencies was $2,280,233.
(e)	Includes collateral of $1,181,437 for centrally cleared swap contracts, $10,000 for OTC swap contracts and $272,427 for futures contracts.
(f)	Net premium paid on OTC swap contracts was $190,147.
(g)	Premiums received on written options were $2,698.
(h)	Net premium received on OTC swap contracts was $77,993.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends	$263,644
Interest	20,207,254
Securities lending income	152,916

Total investment income	20,623,814
Expenses
Management fees	2,046,393
Administration fees	10,861
Custodian and accounting fees	112,783
Distribution and service fees—Class B	319,522
Interest expense	14,117
Audit and tax services	40,000
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	30,240
Insurance	2,236
Miscellaneous	13,302

Total expenses	2,631,739

Net Investment Income	17,992,075

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,977,188
Purchased options	(182,174)
Futures contracts	105,289
Written options	61,676
Swap contracts	195,931
Foreign currency transactions	391,103
Forward foreign currency transactions	728,130

Net realized gain	5,277,143

Net change in unrealized appreciation (depreciation) on:
Investments	(20,460,332)
Purchased options	(4,431)
Futures contracts	124,370
Written options	1,513
Swap contracts	(130,388)
Foreign currency transactions	92,597
Forward foreign currency transactions	449,474

Net change in unrealized depreciation	(19,927,197)

Net realized and unrealized loss	(14,650,054)

Net Increase in Net Assets From Operations	$3,342,021

See accompanying notes to financial statements.

BHFTI-34

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,992,075	$37,874,676
Net realized gain	5,277,143	12,527,341
Net change in unrealized appreciation (depreciation)	(19,927,197)	3,205,027

Increase in net assets from operations	3,342,021	53,607,044

From Distributions to Shareholders
Net investment income
Class A	(21,653,107)	(24,471,723)
Class B	(12,718,253)	(14,289,410)

Total distributions	(34,371,360)	(38,761,133)

Increase (decrease) in net assets from capital share transactions	14,372,999	(12,978,660)

Total increase (decrease) in net assets	(16,656,340)	1,867,251

Net Assets
Beginning of period	698,739,470	696,872,219

End of period	$682,083,130	$698,739,470

Undistributed net investment income
End of period	$17,735,927	$34,115,212

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,571,909	$12,282,202	1,280,605	$9,987,774
Reinvestments	2,879,403	21,653,107	3,215,732	24,471,723
Redemptions	(3,916,756)	(30,571,895)	(5,378,831)	(41,964,125)

Net increase (decrease)	534,556	$3,363,414	(882,494)	$(7,504,628)

Class B
Sales	2,519,219	$19,422,243	2,380,231	$18,366,692
Reinvestments	1,711,743	12,718,253	1,897,664	14,289,410
Redemptions	(2,734,539)	(21,130,911)	(4,950,212)	(38,130,134)

Net increase (decrease)	1,496,423	$11,009,585	(672,317)	$(5,474,032)

Increase (decrease) derived from capital shares transactions		$14,372,999		$(12,978,660)

See accompanying notes to financial statements.

BHFTI-35

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$7.84		$7.68	$7.21		$8.22		$8.86	$8.93

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.43	0.41	(b)	0.42		0.48	0.54
Net realized and unrealized gain (loss) on investments	(0.17)		0.18	0.58		(0.69)		(0.16)	0.26

Total from investment operations	0.04		0.61	0.99		(0.27)		0.32	0.80

Less Distributions
Distributions from net investment income	(0.40)		(0.45)	(0.52)		(0.67)		(0.55)	(0.62)
Distributions from net realized capital gains	0.00		0.00	0.00		(0.07)		(0.41)	(0.25)

Total distributions	(0.40)		(0.45)	(0.52)		(0.74)		(0.96)	(0.87)

Net Asset Value, End of Period	$7.48		$7.84	$7.68		$7.21		$8.22	$8.86

Total Return (%) (c)	0.51	(d)	8.07	14.26		(3.86	)(e)	3.65 (e)	9.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(f)	0.67	0.67		0.67		0.68	0.69
Gross ratio of expenses to average net assets excluding interest expense (%)	0.67	(f)	0.67	0.67		0.66		0.67	0.66
Net ratio of expenses to average net assets (%) (g)	0.68	(f)	0.67	0.67		0.67		0.68	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (g)	0.67	(f)	0.67	0.67		0.66		0.67	0.66
Ratio of net investment income to average net assets (%)	5.37	(f)	5.47	5.58	(b)	5.24		5.60	6.18
Portfolio turnover rate (%)	40	(d)	76	89		75		70	108
Net assets, end of period (in millions)	$422.5		$438.5	$436.6		$422.2		$495.7	$538.3

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$7.74		$7.59	$7.13		$8.14		$8.78	$8.85

Income (Loss) from Investment Operations
Net investment income (a)	0.20		0.40	0.39	(b)	0.39		0.45	0.51
Net realized and unrealized gain (loss) on investments	(0.17)		0.18	0.57		(0.68)		(0.15)	0.27

Total from investment operations	0.03		0.58	0.96		(0.29)		0.30	0.78

Less Distributions
Distributions from net investment income	(0.38)		(0.43)	(0.50)		(0.65)		(0.53)	(0.60)
Distributions from net realized capital gains	0.00		0.00	0.00		(0.07)		(0.41)	(0.25)

Total distributions	(0.38)		(0.43)	(0.50)		(0.72)		(0.94)	(0.85)

Net Asset Value, End of Period	$7.39		$7.74	$7.59		$7.13		$8.14	$8.78

Total Return (%) (c)	0.39	(d)	7.76	13.98		(4.16	)(e)	3.42 (e)	9.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(f)	0.92	0.92		0.92		0.93	0.94
Gross ratio of expenses to average net assets excluding interest expense (%)	0.92	(f)	0.92	0.92		0.91		0.92	0.91
Net ratio of expenses to average net assets (%) (g)	0.93	(f)	0.92	0.92		0.92		0.93	0.91
Net ratio of expenses to average net assets excluding interest expense (%) (g)	0.92	(f)	0.92	0.92		0.91		0.92	0.91
Ratio of net investment income to average net assets (%)	5.12	(f)	5.22	5.33	(b)	4.99		5.34	5.94
Portfolio turnover rate (%)	40	(d)	76	89		75		70	108
Net assets, end of period (in millions)	$259.6		$260.2	$260.3		$239.7		$273.0	$309.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-36

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.
2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, adjustments to prior period accumulated balances and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more

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sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2018, the Portfolio had open unfunded loan commitments of $98,431. At June 30, 2018, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $9,293,697. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,800,273. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion

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of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2018, the Portfolio had an outstanding reverse repurchase agreement balance for 181 days. The average amount of borrowings was $995,297 and the annualized weighted average interest rate was 1.99% during the 181 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of June 30, 2018:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Credit Suisse Securities (USA) LLC	$(958,750)	$985,750	$—

[1]	Collateral with a value of $1,001,050 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(585,075)	$—	$—	$—	$(585,075)
Convertible Bonds	(372,718)	—	—	—	(372,718)
Corporate Bonds & Notes	(40,327,258)	—	—	—	(40,327,258)
Mutual Funds	(1,222,340)	—	—	—	(1,222,340)
Preferred Stocks	(1,659)	—	—	—	(1,659)
Total	$(42,509,050)	$—	$—	$—	$(42,509,050)
Reverse Repurchase Agreement
Corporate Bonds & Notes	$(958,750)	$—	$—	$—	$(958,750)
Total Borrowings	$(43,467,800)	$—	$—	$—	$(43,467,800)
Gross amount of recognized liabilities for securities lending transactions and reverse repurchase agreements					$(43,467,800)

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3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised,

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requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

BHFTI-43

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

BHFTI-44

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$570	Unrealized depreciation on futures contracts (a) (b)	$8,869
Credit	OTC swap contracts at market value (c)	145,074	OTC swap contracts at market value (c)	86,408
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	25,188	Unrealized depreciation on centrally cleared swap contracts (b) (d)	92,924
Equity	Investments at market value (b) (e)	6,486
	Unrealized appreciation on futures contracts (a) (b)	165,484	Unrealized depreciation on futures contracts (a) (b)	1,326
			Written options at value (b)	1,185
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	243,467	Unrealized depreciation on forward foreign currency exchange contracts	139,512

Total		$586,269		$330,224

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $940 and OTC swap interest payable of $584.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$127,459	$(62,390)	$(60,000)	$5,069
BNP Paribas S.A.	55,141	—	—	55,141
Citibank N.A.	8,255	(8,255)	—	—
Credit Suisse International	18,920	—	(18,920)	—
Deutsche Bank AG	47,590	—	—	47,590
HSBC Bank plc	120,219	(120,219)	—	—
JPMorgan Chase Bank N.A.	7,799	(7,799)	—	—
Standard Chartered Bank	239	—	—	239
Toronto Dominion Bank	2,919	(1,718)	—	1,201

	$388,541	$(200,381)	$(78,920)	$109,240

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$62,390	$(62,390)	$—	$—
Citibank N.A.	20,086	(8,255)	(10,000)	1,831
HSBC Bank plc	120,305	(120,219)	—	86
JPMorgan Chase Bank N.A.	21,421	(7,799)	—	13,622
Toronto Dominion Bank	1,718	(1,718)	—	—

	$225,920	$(200,381)	$(10,000)	$15,539

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-45

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased Options	$—	$—	$(182,174)	$—	$(182,174)
Forward foreign currency transactions	—	—	—	728,130	728,130
Futures contracts	69,072	—	36,217	—	105,289
Swap contracts	—	195,931	—	—	195,931
Written options	—	—	61,676	—	61,676

	$69,072	$195,931	$(84,281)	$728,130	$908,852

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased Options	$—	$—	$(4,431)	$—	$(4,431)
Forward foreign currency transactions	—	—	—	449,474	449,474
Futures contracts	(39,788)	—	164,158	—	124,370
Swap contracts	—	(130,388)	—	—	(130,388)
Written options	—	—	1,513	—	1,513

	$(39,788)	$(130,388)	$161,240	$449,474	$440,538

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$25,806
Forward foreign currency transactions	110,252,683
Futures contracts long	193
Futures contracts short	(646,784)
Swap contracts	11,845,621
Written options	(48,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-46

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$270,973,975	$0	$276,519,299

The Portfolio engaged in security transactions with other accounts managed by BlackRock Financial Management, Inc., the subadviser to the Portfolio, that amounted to $1,065,712 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2018 were $2,046,393.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-47

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. For the six months ended June 30, 2018, the Portfolio did not waive a portion of the management fee.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$736,904,062

Gross unrealized appreciation	14,062,284
Gross unrealized depreciation	(23,527,182)

Net unrealized appreciation (depreciation)	$(9,464,898)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$38,761,133	$46,035,720	$—	$—	$38,761,133	$46,035,720

BHFTI-48

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$34,102,934	$—	$9,257,420	$(20,085,973)	$23,274,381

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had post-enactment accumulated short-term capital losses of $2,949,336, post-enactment accumulated long-term capital losses of $17,136,637, and no pre-enactment capital loss carryforwards.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $14,478,890.

9. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-49

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio returned -10.85% and -11.09%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index1, returned -6.66%.

MARKET ENVIRONMENT / CONDITIONS

Emerging market equities were volatile in the first-half of 2018, rattled by fears of faster policy normalization in the U.S. and global trade conflicts. The Federal Reserve raised interest rates twice, which strengthened the U.S. dollar. This compelled several emerging-market central banks to hike rates. Almost all sectors fell, except Health Care, as well as Energy, which was supported by higher oil prices.

Trade tensions escalated. President Donald Trump’s steel and aluminum tariffs triggered retaliation from Mexico, India and the European Union. The U.S. and China also went ahead with 25% duties on $34 billion of each other’s exports from July. While mainland markets were fairly resilient amid upbeat corporate earnings, signs of a moderating economy and renminbi weakness caused a pullback at the period’s end. Separately, China’s legislative body approved administrative overhauls that included merging its banking and insurance regulators.

Sentiment in India was hurt by the re-introduction of a long-term capital gains tax on equities, as well as a $2 billion fraud at state-owned Punjab National Bank. Elsewhere, Indonesia and the Philippines were among the hardest-hit markets due to various macroeconomic worries, while both nations’ central banks hiked rates to defend their currencies. Malaysia was surprised by the Pakatan Harapan’s shock election victory, which toppled the six-decade long Barisan Nasional regime.

Politics also drove markets in Latin America and Eastern Europe. Losses in Mexico were capped as investors became more receptive of Andres Manuel Lopez Obrador ahead of his presidential election victory, following his more moderate rhetoric. In contrast, Brazil slumped amid concerns over its political and fiscal prospects after the government reinstated diesel subsidies to end a nationwide truckers strike against higher fuel prices that had weighed on economic activity.

In Turkey, President Recep Tayyip Erdogan was re-elected and gained sweeping new executive powers. However, stocks and the lira declined amid continued jitters over fiscal and monetary policy, which was further compounded by a debt-rating downgrade by Standard & Poor’s. Russia shrugged off tightening U.S. sanctions and worsening relations with the West following an assassination attempt on an ex-spy and was instead helped by recovering energy prices and the central bank’s rate cuts.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark during the six-month period ended June 30, 2018.

The large exposure to Brazil was responsible for the majority of the Portfolio’s underperformance, as the prolonged truckers strike hurt economic activity, weakened the real and heightened political risk perception. At the stock level, fuel distributor Ultrapar Participacoes (Brazil) sold off on expectations of weaker quarterly profits amid intensifying competition. Lender Banco Bradesco (Brazil) and retailer Lojas Renner (Brazil) also tracked the market lower, despite their solid operational performances and earnings. Meanwhile, food producer BRF (Brazil) was hampered by weak earnings, leadership uncertainty and ongoing investigations into the provision of substandard meat. However, we are heartened by the new chief executive’s (“CEO”) appointment, which should bring much-needed leadership to steer the company forward.

The exposure to the Consumer Staples sector also hurt. Retailer Magnit (Russia) was pressured by a weak retail environment, while its extended store-refurbishment program dented like-for-like sales. Investors were additionally caught off-guard by the resignation of CEO Sergey Galitsky and the subsequent sale of most of his stake. Conglomerate Astra International (Indonesia) was also among the laggards due to tougher regulations and weak selling prices.

Elsewhere, the underweight to China was negative, though this was partially mitigated by the non-benchmark exposure to Hong Kong and positive stock selection. A-share names, such as travel operator China International Travel Services, airport operator Shanghai International Airport and spirits distiller Kweichow Moutai remained key contributors, benefiting from positive sentiment ahead of the inclusion of A shares into MSCI indices, while insurer AIA (Hong Kong) performed well due to its growing exposure to China.

Conversely, stock selection in India was the largest contributor to relative performance. Software-services company Tata Consultancy Services (India) rallied amid positive sentiment towards the Information Technology sector, while Financial holdings, Kotak Mahindra Bank (India) and mortgage-provider Housing Development Financial Corporation (India), also rose driven by healthy loan growth and stable asset quality.

In portfolio activity, we took advantage of a liquidity event to introduce Wuxi Biologics (China) into the Portfolio, a leading contract research organisation in China with an attractive growth outlook. The company’s management has established a robust platform since the industry’s infancy, and we believe it should benefit from the increasing trend of outsourcing research and development of biological drugs. Against this, we exited lender Akbank (Turkey) during the period, due to our growing concerns over Turkey’s growth outlook, credit quality and heightened geopolitical risks. We also sold Taiwan Mobile (Taiwan) in the period in favor of better opportunities elsewhere.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*—(Continued)

As bottom-up stock pickers, our country and sector allocations are driven by where we can find quality companies with attractive valuations. This style may lead to significant deviations from the Index. The Portfolio’s positioning at the country level had a non-benchmark exposure to Hong Kong and an overweight to India and Brazil. Hong Kong offers listed companies that have diversified, regional business activities, particularly those that provide an exposure to China, with the added advantage of better standards of accounting and transparency. India is home to many high-quality companies. Its economic growth rate is among the best in Asia and we believe the Portfolio’s holdings continue to have good long-term prospects, despite recent setbacks. Meanwhile, Brazil offers a deep pool of quality companies at attractive valuations. Corporate governance is also improving in Latin America’s largest economy.

In contrast, the Portfolio was underweight China, South Korea, and Taiwan. We remain circumspect when investing in mainland China, where due-diligence remains crucial to picking the best companies. The Portfolio’s holdings have a firm foothold in their respective industries and have taken steps to adopt international management practices. Korea is a relatively mature economy with well-known brands such as Samsung and Hyundai. But the domination of the chaebol, or huge conglomerates, can make the business landscape less competitive. Similarly, the Taiwanese market offers a narrow selection of companies, the bulk of which are in the technology sector. Most of them also lack market leadership in terms of both technology and branding.

In terms of sector, positioning, the Portfolio was overweight consumer-focused industries, such as Financials, which we see as proxies for economic growth in developing countries; and Consumer Staples, given our conviction that structural growth of domestic consumption in emerging economies should be driven by an expanding middle class and its increasing wealth. Conversely, we were underweight cyclical or export-dependent industries, such as Information Technology and Industrials.

Devan Kaloo

Joanne Irvine

Hugh Young

Flavia Cheong

Mark Gordon-James

Portfolio Managers

Aberdeen Asset Managers Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Class A	-10.85	-2.57	1.98	-0.15
Class B	-11.09	-2.94	1.71	0.41
MSCI Emerging Markets Index	-6.66	8.20	5.01	2.26

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Tencent Holdings, Ltd.	6.6
Samsung Electronics Co., Ltd.	6.0
Taiwan Semiconductor Manufacturing Co., Ltd.	4.8
Housing Development Finance Corp., Ltd.	3.7
UltraTech Cement, Ltd.	2.8
AIA Group, Ltd.	2.6
Ping An Insurance Group Co. of China, Ltd.- Class H	2.4
Banco Bradesco S.A.(ADR)	2.4
Kweichow Moutai Co., Ltd. - Class A	2.2
Fomento Economico Mexicano S.A.B. de C.V.(ADR)	2.2

Top Countries

% of Net Assets
China	24.1
India	14.8
South Korea	9.8
Brazil	9.6
Hong Kong	5.5
Mexico	5.4
Taiwan	4.8
Indonesia	4.6
Philippines	3.5
Thailand	3.0

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Aberdeen Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.97%	$1,000.00	$891.50	$4.55
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

Class B (a)	Actual	1.22%	$1,000.00	$889.10	$5.71
	Hypothetical*	1.22%	$1,000.00	$1,018.75	$6.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—97.8% of Net Assets

Security Description	Shares	Value

Brazil—9.6%
Ambev S.A.	3,690,000	$17,118,287
Banco Bradesco S.A. (ADR)	4,449,499	30,523,563
BRF S.A. (a)	1,464,068	6,799,516
Lojas Renner S.A.	2,197,000	16,648,620
Multiplan Empreendimentos Imobiliarios S.A.	748,237	11,004,195
Ultrapar Participacoes S.A.	1,200,850	14,237,001
Vale S.A. (ADR)	2,172,100	27,846,322

		124,177,504

Chile—2.0%
Banco Santander Chile (ADR)	421,600	13,250,888
SACI Falabella	1,425,200	13,061,162

		26,312,050

China—24.1%
Autohome, Inc. (ADR)	47,031	4,750,131
China International Travel Service Corp., Ltd. - Class A	1,757,390	17,095,650
China Mobile, Ltd.	3,031,000	26,884,496
China Resources Land, Ltd.	6,228,000	20,845,908
Hangzhou Hikvision Digital Technology Co., Ltd. - Class A	3,301,785	18,391,937
Huazhu Group, Ltd. (ADR)	131,915	5,539,111
Kweichow Moutai Co., Ltd. - Class A	255,786	28,203,892
Midea Group Co., Ltd. - Class A	2,368,799	18,580,045
Ping An Insurance Group Co. of China, Ltd. - Class H	3,402,500	31,092,730
Shanghai International Airport Co., Ltd. - Class A	2,602,722	21,743,262
Sunny Optical Technology Group Co., Ltd.	17,200	316,270
Tencent Holdings, Ltd.	1,703,200	84,816,230
Wuxi Biologics Cayman, Inc. (a)	593,500	6,580,651
Yum China Holdings, Inc.	665,700	25,602,822

		310,443,135

Hong Kong—5.5%
AIA Group, Ltd.	3,938,200	34,093,923
Hang Lung Group, Ltd. (b)	4,961,000	13,885,501
Hang Lung Properties, Ltd.	1,819,000	3,735,835
Hong Kong Exchanges and Clearing, Ltd.	622,594	18,655,102

		70,370,361

Hungary—0.8%
Richter Gedeon Nyrt	544,100	9,932,619

India—14.8%
Hero MotoCorp, Ltd.	298,700	15,108,936
Hindustan Unilever, Ltd.	1,000,400	23,880,110
Housing Development Finance Corp., Ltd.	1,706,821	47,507,661
ITC, Ltd.	6,143,917	23,740,517
Kotak Mahindra Bank, Ltd.	1,014,309	19,867,024
Tata Consultancy Services, Ltd.	900,536	24,198,422
UltraTech Cement, Ltd.	647,063	35,823,541

		190,126,211

Indonesia—4.6%
Astra International Tbk PT	56,967,300	26,176,921
Bank Central Asia Tbk PT	15,137,400	22,649,993
Indocement Tunggal Prakarsa Tbk PT (b)	11,316,700	10,755,317

		59,582,231

Malaysia—1.4%
Public Bank Bhd	3,025,400	$17,483,705

Mexico—5.4%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	318,177	27,932,759
Grupo Aeroportuario del Sureste S.A.B. de C.V. - Class B	1,059,000	16,823,278
Grupo Financiero Banorte S.A.B. de C.V. - Class O	4,308,532	25,334,543

		70,090,580

Philippines—3.5%
Ayala Corp.	138,120	2,380,380
Ayala Land, Inc.	35,235,000	25,016,711
Bank of the Philippine Islands (b)	10,896,042	18,059,341

		45,456,432

Poland—0.9%
Bank Pekao S.A. (c)	380,100	11,422,811

Portugal—0.2%
Jeronimo Martins SGPS S.A.	160,215	2,305,318

Russia—2.7%
Lukoil PJSC (ADR) (London Traded Shares)	253,122	17,276,115
Lukoil PJSC (ADR)	60,071	4,140,694
Magnit PJSC	189,700	13,910,242

		35,327,051

South Africa—2.9%
Massmart Holdings, Ltd.	1,221,435	9,917,630
MTN Group, Ltd.	1,848,900	14,530,632
Truworths International, Ltd.	2,314,099	13,035,258

		37,483,520

South Korea—9.4%
AmorePacific Group	69,062	7,646,127
LG Chem, Ltd.	44,622	13,335,463
NAVER Corp.	32,193	22,000,702
Samsung Electronics Co., Ltd.	2,313,050	77,997,942

		120,980,234

Taiwan—4.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	8,732,000	62,125,131

Thailand—3.0%
Siam Cement PCL (The)	1,917,650	23,963,389
Siam Commercial Bank PCL (The)	4,096,700	14,653,153

		38,616,542

Turkey—1.5%
BIM Birlesik Magazalar A/S	896,200	13,098,134
Turkiye Garanti Bankasi A/S	3,683,900	6,699,478

		19,797,612

United Kingdom—0.7%
Standard Chartered plc	956,057	8,735,553

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value
Total Common Stocks (Cost $1,115,235,075)		1,260,768,600

Preferred Stock—0.4%

South Korea—0.4%
AmorePacific Corp. (Cost $6,305,279)	36,665	5,087,578

Short-Term Investment—2.3%

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $30,169,492; collateralized by U.S. Treasury Note at 2.750%, maturing 04/30/23, with a market value of $30,775,011.	30,167,481	30,167,481

Total Short-Term Investments (Cost $30,167,481)		30,167,481

Securities Lending Reinvestments (d)—0.9%

Repurchase Agreements—0.7%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $933,283; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $951,782.	933,120	933,120
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $404,447; collateralized by various Common Stock with an aggregate market value of $446,483.	400,000	400,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $501,278; collateralized by various Common Stock with an aggregate market value of $556,098.	500,000	500,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $2,612,935; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $2,665,965.	2,612,500	2,612,500
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $1,316,074; collateralized by various Common Stock with an aggregate market value of $1,446,759.	1,300,000	1,300,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $1,207,488; collateralized by various Common Stock with an aggregate market value of $1,335,469.	1,200,000	1,200,000
Societe Generale Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $704,305; collateralized by various Common Stock with an aggregate market value of $778,996.	700,000	700,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $985,124; collateralized by various Common Stock with an aggregate market value of $1,089,905.	979,380	979,380

		8,625,000

Time Deposits—0.2%
Australia New Zealand Bank 1.900%, 07/02/18	250,000	250,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	500,000	500,000
DNB Bank ASA 1.870%, 07/02/18	500,000	500,000
DZ Bank AG 1.890%, 07/02/18	500,000	500,000
Nordea Bank New York 1.880%, 07/02/18	500,000	500,000
Santander UK Group Holdings plc 1.900%, 07/02/18	500,000	500,000
Svenska Handelsbanken AB 1.870%, 07/02/18	500,000	500,000

		3,250,000

Total Securities Lending Reinvestments (Cost $11,875,000)		11,875,000

Total Investments—101.4% (Cost $1,163,582,835)		1,307,898,659
Other assets and liabilities (net)—(1.4)%		(18,156,928)

Net Assets—100.0%		$1,289,741,731

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Illiquid security. As of June 30, 2018, these securities represent 3.3% of net assets.
(c)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $11,419,806 and the collateral received consisted of cash in the amount of $11,875,000. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Ten Largest Industries as of June 30, 2018 (Unaudited)	% of Net Assets
Banks	14.6
Internet Software & Services	8.6
Technology Hardware, Storage & Peripherals	6.0
Real Estate Management & Development	5.8
Beverages	5.7
Construction Materials	5.5
Insurance	5.1
Semiconductors & Semiconductor Equipment	4.8
Hotels, Restaurants & Leisure	3.7
Thrifts & Mortgage Finance	3.7

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$124,177,504	$—	$—	$124,177,504
Chile	26,312,050	—	—	26,312,050
China	35,892,064	274,551,071	—	310,443,135
Hong Kong	—	70,370,361	—	70,370,361
Hungary	—	9,932,619	—	9,932,619
India	—	190,126,211	—	190,126,211
Indonesia	—	59,582,231	—	59,582,231
Malaysia	—	17,483,705	—	17,483,705
Mexico	70,090,580	—	—	70,090,580
Philippines	—	45,456,432	—	45,456,432
Poland	—	11,422,811	—	11,422,811
Portugal	—	2,305,318	—	2,305,318
Russia	4,140,694	31,186,357	—	35,327,051
South Africa	—	37,483,520	—	37,483,520
South Korea	—	120,980,234	—	120,980,234
Taiwan	—	62,125,131	—	62,125,131
Thailand	38,616,542	—	—	38,616,542
Turkey	—	19,797,612	—	19,797,612
United Kingdom	—	8,735,553	—	8,735,553
Total Common Stocks	299,229,434	961,539,166	—	1,260,768,600
Total Preferred Stock*	—	5,087,578	—	5,087,578
Total Short-Term Investment*	—	30,167,481	—	30,167,481
Securities Lending Reinvestments
Repurchase Agreements	—	8,625,000	—	8,625,000
Time Deposits	—	3,250,000	—	3,250,000
Total Securities Lending Reinvestments	—	11,875,000	—	11,875,000
Total Investments	$299,229,434	$1,008,669,225	$—	$1,307,898,659

Collateral for Securities Loaned (Liability)	$—	$(11,875,000)	$—	$(11,875,000)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $115,184,413 were due to the discontinuation of a systematic fair valuation model factor.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,307,898,659
Cash denominated in foreign currencies (c)	16,362
Receivable for:
Investments sold	1,325,679
Fund shares sold	14,504
Dividends and interest	4,169,261

Total Assets	1,313,424,465
Liabilities
Collateral for securities loaned	11,875,000
Payables for:
Investments purchased	7,304,242
Fund shares redeemed	163,090
Foreign taxes	1,958,455
Accrued Expenses:
Management fees	913,463
Distribution and service fees	108,409
Deferred trustees’ fees	125,633
Other expenses	1,234,442

Total Liabilities	23,682,734

Net Assets	$1,289,741,731

Net Assets Consist of:
Paid in surplus	$1,290,482,845
Distributions in excess of net investment income	(12,315,763)
Accumulated net realized loss	(130,765,779)
Unrealized appreciation on investments and foreign currency transactions (d)	142,340,428

Net Assets	$1,289,741,731

Net Assets
Class A	$777,726,695
Class B	512,015,036
Capital Shares Outstanding*
Class A	78,756,856
Class B	52,274,062
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.88
Class B	9.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,163,582,835.
(b)	Includes securities loaned at value of $11,419,806.
(c)	Identified cost of cash denominated in foreign currencies was $16,814.
(d)	Includes foreign capital gains tax of $1,958,455.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$17,546,935
Interest	45,934
Securities lending income	15,345

Total investment income	17,608,214
Expenses
Management fees	6,326,391
Administration fees	22,765
Custodian and accounting fees	740,904
Distribution and service fees—Class B	711,544
Audit and tax services	26,502
Legal	21,205
Trustees’ fees and expenses	20,711
Shareholder reporting	45,949
Insurance	4,729
Miscellaneous	120,293

Total expenses	8,040,993
Less management fee waiver	(371,917)

Net expenses	7,669,076

Net Investment Income	9,939,138

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	42,317,249
Foreign currency transactions	(164,233)

Net realized gain	42,153,016

Net change in unrealized depreciation on:
Investments (c)	(207,870,676)
Foreign currency transactions	(20,857)

Net change in unrealized depreciation	(207,891,533)

Net realized and unrealized loss	(165,738,517)

Net Decrease in Net Assets From Operations	$(155,799,379)

(a)	Net of foreign withholding taxes of $2,515,714.
(b)	Net of foreign capital gains tax of $106,621.
(c)	Includes change in foreign capital gains tax of $(561,406).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,939,138	$18,477,314
Net realized gain	42,153,016	73,363,065
Net change in unrealized appreciation (depreciation)	(207,891,533)	270,309,974

Increase (decrease) in net assets from operations	(155,799,379)	362,150,353

From Distributions to Shareholders
Net investment income
Class A	(23,547,220)	(11,675,909)
Class B	(14,104,469)	(6,238,369)

Total distributions	(37,651,689)	(17,914,278)

Decrease in net assets from capital share transactions	(29,600,855)	(149,687,585)

Total increase (decrease) in net assets	(223,051,923)	194,548,490

Net Assets
Beginning of period	1,512,793,654	1,318,245,164

End of period	$1,289,741,731	$1,512,793,654

Undistributed (distributions in excess of) net investment income
End of period	$(12,315,763)	$15,396,788

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	948,291	$10,786,158	1,668,738	$17,593,131
Reinvestments	2,268,519	23,547,220	1,121,605	11,675,909
Redemptions	(4,899,384)	(57,379,980)	(11,530,565)	(122,361,926)

Net decrease	(1,682,574)	$(23,046,602)	(8,740,222)	$(93,092,886)

Class B
Sales	2,371,581	$25,951,111	3,080,381	$31,242,431
Reinvestments	1,370,697	14,104,469	604,493	6,238,369
Redemptions	(4,093,886)	(46,609,833)	(9,084,227)	(94,075,499)

Net decrease	(351,608)	$(6,554,253)	(5,399,353)	$(56,594,699)

Decrease derived from capital shares transactions		$(29,600,855)		$(149,687,585)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$11.41		$8.99	$8.14		$9.62	$10.39	$11.04

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.14	0.13	(b)	0.12	0.13	0.13
Net realized and unrealized gain (loss) on investments	(1.30)		2.42	0.83		(1.41)	(0.79)	(0.64)

Total from investment operations	(1.22)		2.56	0.96		(1.29)	(0.66)	(0.51)

Less Distributions
Distributions from net investment income	(0.31)		(0.14)	(0.11)		(0.19)	(0.11)	(0.14)

Total distributions	(0.31)		(0.14)	(0.11)		(0.19)	(0.11)	(0.14)

Net Asset Value, End of Period	$9.88		$11.41	$8.99		$8.14	$9.62	$10.39

Total Return (%) (c)	(10.85	)(d)	28.59	11.83		(13.66)	(6.41)	(4.61)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(e)	0.99	1.00		1.02	1.01	1.02
Net ratio of expenses to average net assets (%) (f)	0.97	(e)	0.94	0.94		1.00	0.99	1.01
Ratio of net investment income to average net assets (%)	1.48	(e)	1.37	1.49	(b)	1.29	1.30	1.28
Portfolio turnover rate (%)	8	(d)	20	15		116	49	33
Net assets, end of period (in millions)	$777.7		$917.9	$801.5		$789.2	$873.8	$1,075.9

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$11.30		$8.91	$8.07		$9.53	$10.30	$10.94

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.11	0.11	(b)	0.09	0.11	0.10
Net realized and unrealized gain (loss) on investments	(1.30)		2.39	0.82		(1.38)	(0.80)	(0.62)

Total from investment operations	(1.23)		2.50	0.93		(1.29)	(0.69)	(0.52)

Less Distributions
Distributions from net investment income	(0.28)		(0.11)	(0.09)		(0.17)	(0.08)	(0.12)

Total distributions	(0.28)		(0.11)	(0.09)		(0.17)	(0.08)	(0.12)

Net Asset Value, End of Period	$9.79		$11.30	$8.91		$8.07	$9.53	$10.30

Total Return (%) (c)	(11.09	)(d)	28.21 (g)	11.50		(13.81)	(6.70)	(4.80)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.27	(e)	1.24	1.25		1.27	1.26	1.27
Net ratio of expenses to average net assets (%) (f)	1.22	(e)	1.19	1.19		1.25	1.24	1.26
Ratio of net investment income to average net assets (%)	1.23	(e)	1.11	1.23	(b)	1.03	1.05	0.95
Portfolio turnover rate (%)	8	(d)	20	15		116	49	33
Net assets, end of period (in millions)	$512.0		$594.9	$516.8		$511.2	$597.1	$644.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to expired capital loss forwards, foreign currency transactions, foreign capital gains tax and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $30,167,481. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,625,000. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$113,425,705	$0	$185,571,304

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$6,326,391	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Aberdeen Asset Managers Limited (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	On the first $500 million
0.050%	$500 million to $1 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,187,627,453

Gross unrealized appreciation	239,141,154
Gross unrealized depreciation	(118,869,948)

Net unrealized appreciation (depreciation)	$120,271,206

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$17,914,277	$15,632,463	$—	$—	$17,914,277	$15,632,463

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$37,415,891	$—	$326,187,343	$(170,763,412)	$—	$192,839,822

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had short-term post-enactment accumulated capital losses of $36,306,341, and long-term post-enactment accumulated capital losses of $134,457,071.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $61,386,105, and $78,185,166 of capital loss carryforwards expired.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the Brighthouse/Artisan International Portfolio returned -2.11% and -2.25%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned -3.77%.

MARKET ENVIRONMENT / CONDITIONS

Non-U.S. equities fell during the first half of 2018 with a strong rebound in the U.S. dollar meaningfully contributing to the decline. The strengthening U.S. dollar also weighed on emerging markets currencies, which contributed to emerging markets equities trailing developed markets. Within developed markets, the U.S. was a standout as tax cuts boosted profit-growth momentum. Energy was the top performing sector due in part to rising oil prices, while Financials was among the weakest performing sectors due to the flattening of the U.S. yield curve and the push-out of expected rate hikes in Europe and Japan (based on the MSCI All Country World ex-U.S. Index).

Central bank policies figured prominently in the U.S. dollar’s strength as global monetary policy increasingly diverged. The U.S. Federal Reserve (the “Fed”) continued its gradual rate-hiking approach over the period. In contrast, the European Central Bank (the “ECB”) pushed out its previous quantitative easing (“QE”) end date to December 2018. The ECB also indicated it expects to hold interest rates at present levels through the summer of 2019. In Japan, with recent inflation somewhat weaker than expected and economic growth turning negative in the first quarter of 2018, the Bank of Japan maintained its ultra-loose monetary policy—keeping its short-term interest rate-target negative and seeking to hold 10-year government bond yields around 0%.

Geopolitical uncertainty remained another major theme. The rising threat of a trade war between the U.S. and China was an unsettling factor for markets. The overall economic impact of announced tariffs appears minimal, but the uncertainty of escalation poses a significant risk to business confidence and capital spending plans. Moreover, the imposition of tariffs comes at a time when China is already experiencing slower growth as the government aims to rein in credit after years of debt-fueled growth. Indeed, Chinese retail sales, residential property prices and fixed asset investment have each decelerated over the past year.

Overall, corporate earnings remained healthy; however, macro news has been more mixed in 2018, and the global economy appears decidedly less synchronized as growth has moderated in Europe, China and Japan.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outpaced the MSCI All Country World ex-U.S. Index over the trailing six-month period. Outperformance was largely driven by solid stock selection, particularly among the Information Technology, Financials and Industrials holdings. Currency effects were also beneficial due to the Portfolio’s above-benchmark exposure to the U.S. dollar. In contrast, sector positioning was a performance headwind due to the Portfolio’s below-benchmark Energy sector weighting and above-benchmark Financials exposure.

Top contributors in the Information Technology, Financials and Industrials sectors were Wirecard (Germany), Deutsche Boerse (Germany) and Airbus (France). Wirecard, a payment processor, delivered robust organic growth driven by transaction volumes, as momentum in e-commerce growth showed no signs of slowing. The new business pipeline was also quite strong. The company inked agreements with French bank Crédit Agricole (France) to provide e-commerce and acquiring services in France and other European countries, and with Mizuho Bank (Japan) to provide acquiring and issuing services to the bank’s corporate clients in Asia.

Deutsche Boerse is the largest exchanges operator in Europe and owner of Eurex, Europe’s largest derivatives trading and clearing platform. In addition to strong structural growth drivers—such as the regulatory push to on-exchange trading—cyclical headwinds are turned to tailwinds with the reemergence of market volatility as bond yields normalized and central bank tapering began coming into focus.

Airbus is an aircraft manufacturer operating in the world’s largest duopoly with Boeing. The robust backdrop for air-travel is supporting demand for new planes. Recent operating results were strong and Airbus currently has a 9-year, 6,000+ plane backlog.

The largest detractors were Deutsche Post (Germany), Petrobras (Brazil) and ING (Netherlands). Deutsche Post is Europe’s largest postal service provider, offering standard mail delivery, international express parcel delivery through its DHL business and supply-chain management. The global DHL business performed strongly, but recent parcel volumes declined for the German parcel business, and wages and transportation costs exceeded expectations.

Petrobras became embroiled in Brazil’s supply crisis, which was brought on by a trucker strike protesting soaring diesel prices. With airports closed and food and fuel shortages threatening to bring the economy to a standstill, Petrobras cut fuel prices, raising fears among investors of government interference in the company’s management.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

Days later, the company’s CEO, Pedro Parente, resigned. Parente had led the company’s turnaround since mid-2016, shifting its strategy toward free-market policies and away from government interests. The equally respected CFO was elevated to CEO, soothing some investors’ concerns.

ING is a diversified financial services company. Shares were pressured by higher-than-expected costs due to the company front-loading planned investments in its digital transformation project. The company is at the forefront of digital banking—a major cost reducer as physical bank branches are replaced by online and mobile solutions.

As of June 30, 2018, the Portfolio’s largest sector overweight’s relative to the benchmark were to Financials and Industrials and largest underweights were to Consumer Discretionary and Energy. Portfolio positioning remains focused on our themes and geared toward what we consider to be dominant, high-quality companies that are exposed to positive secular trends.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	Since Inception[2]
Brighthouse/Artisan International Portfolio
Class A	-2.11	7.44	3.08
Class B	-2.25	7.21	2.94
MSCI AC World (ex-U.S.) Index	-3.77	7.28	3.22

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. The since inception return of the index is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Linde AG	5.6
Wirecard AG	5.3
Deutsche Boerse AG	5.2
Airbus SE	3.6
Medtronic plc	3.0
ING Groep NV	3.0
Nestle S.A.	3.0
AIA Group, Ltd.	2.9
Deutsche Post AG	2.7
Allianz SE	2.3

Top Countries

% of Net Assets
Germany	25.6
United States	15.2
France	10.1
Switzerland	9.7
United Kingdom	9.4
Netherlands	5.7
China	5.3
Italy	5.0
Japan	3.4
Hong Kong	2.9

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A	Actual	0.81%	$1,000.00	$978.90	$3.97
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class B	Actual	1.06%	$1,000.00	$977.50	$5.20
	Hypothetical*	1.06%	$1,000.00	$1,019.54	$5.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—87.3% of Net Assets

Security Description	Shares	Value

Argentina—0.1%
MercadoLibre, Inc. (a)	4,252	$1,271,050

Brazil—1.6%
B3 S.A. - Brasil Bolsa Balcao	457,719	2,415,108
Petroleo Brasileiro S.A. (ADR)	1,615,722	16,205,691

		18,620,799

Canada—2.3%
Canadian Pacific Railway, Ltd.	145,331	26,598,480

China—5.3%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	69,907	12,969,846
Kweichow Moutai Co., Ltd. - Class A	19,788	2,181,896
NetEase, Inc. (ADR)	51,364	12,978,142
Ping An Insurance Group Co. of China, Ltd. - Class H	1,819,000	16,622,388
Tencent Holdings, Ltd.	259,600	12,927,603
Weibo Corp. (ADR) (b)	55,908	4,962,394

		62,642,269

Denmark—0.7%
Genmab A/S (b)	52,733	8,133,206

France—10.1%
Air Liquide S.A.	138,931	17,447,672
Airbus SE	362,472	42,365,183
BNP Paribas S.A.	228,667	14,173,816
Eiffage S.A. (144A)	143,360	15,583,956
Safran S.A.	78,943	9,576,380
Schneider Electric SE	110,961	9,229,579
Vinci S.A.	104,593	10,045,642

		118,422,228

Germany—23.6%
Allianz SE	130,026	26,868,361
Beiersdorf AG	188,377	21,391,760
Deutsche Boerse AG	458,600	61,102,207
Deutsche Post AG	966,488	31,556,124
Linde AG	2,206	461,181
Linde AG	276,937	66,086,285
SAP SE	39,148	4,522,651
Symrise AG	38,077	3,337,975
Wirecard AG	388,896	62,600,001

		277,926,545

Hong Kong—2.9%
AIA Group, Ltd.	3,918,172	33,920,536

Indonesia—0.5%
Bank Rakyat Indonesia Persero Tbk PT	32,365,500	6,386,327

Italy—5.0%
Assicurazioni Generali S.p.A.	1,325,447	22,193,905
Intesa Sanpaolo S.p.A.	6,840,497	19,799,937
UniCredit S.p.A.	976,545	16,241,435

		58,235,277

Japan—3.4%
Calbee, Inc. (a)	425,400	15,993,729
Japan Exchange Group, Inc.	309,900	5,755,067
Rohm Co., Ltd.	87,800	7,352,835
Sumitomo Metal Mining Co., Ltd.	300,252	11,440,270

		40,541,901

Netherlands—5.7%
Akzo Nobel NV	79,042	6,735,214
ASML Holding NV	100,982	19,915,776
ING Groep NV	2,454,154	35,215,468
Koninklijke DSM NV	48,016	4,821,418

		66,687,876

Russia—1.2%
MMC Norilsk Nickel PJSC (ADR)	770,387	13,760,700

Switzerland—9.7%
Credit Suisse Group AG (b)	415,900	6,241,633
Ferguson plc	315,068	25,565,864
Glencore plc (b)	4,535,569	21,503,960
Idorsia, Ltd. (b)	60,568	1,603,003
Lonza Group AG (b)	39,946	10,611,280
Nestle S.A.	451,112	34,923,639
Sonova Holding AG	28,525	5,117,238
STMicroelectronics NV	121,731	2,711,220
Swatch Group AG (The) - Bearer Shares	12,642	6,005,021

		114,282,858

United Kingdom—7.6%
Coca-Cola European Partners plc	45,169	1,835,668
ConvaTec Group plc (144A)	4,960,798	13,894,259
Experian plc	506,220	12,519,203
HSBC Holdings plc	1,231,520	11,547,581
London Stock Exchange Group plc	194,608	11,465,686
Prudential plc	767,661	17,540,056
Rentokil Initial plc	2,087,505	9,660,991
Standard Chartered plc	1,143,614	10,449,273

		88,912,717

United States—7.6%
Amazon.com, Inc. (b)	13,089	22,248,682
Aon plc	162,697	22,317,148
Medtronic plc	418,316	35,812,033
WABCO Holdings, Inc. (b)	81,799	9,572,119

		89,949,982

Total Common Stocks (Cost $910,244,821)		1,026,292,751

Preferred Stocks—3.1%

Brazil—1.1%
Petroleo Brasileiro S.A.	3,005,887	13,331,922

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Germany—2.0%
Henkel AG & Co. KGaA	178,276	$22,814,551

Total Preferred Stocks (Cost $40,406,293)		36,146,473

Equity Linked Security—1.8%

United Kingdom—1.8%
Ryanair Holdings plc (HSBC Bank plc), 10/29/18 (b) (c) (Cost $18,330,987)	1,160,645	21,422,117

Rights—0.0%

Banks—0.0%
Intesa Sanpaolo S.p.A. (b) (d) (Cost $0)	6,741,876	0

Short-Term Investment—7.6%

Repurchase Agreement—7.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $88,848,105; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $90,621,558.	88,842,182	88,842,182

Total Short-Term Investments (Cost $88,842,182)		88,842,182

Securities Lending Reinvestments (e)—1.7%

Certificates of Deposit—0.2%
Chiba Bank, Ltd., New York 2.240%, 07/18/18	2,000,000	1,999,906
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	993,995	998,600

		2,998,506

Repurchase Agreements—1.1%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $2,509,689; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $2,635,719.	2,500,000	2,500,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $505,558; collateralized by various Common Stock with an aggregate market value of $558,104.	500,000	500,000

Repurchase Agreements—(Continued)
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $601,533; collateralized by various Common Stock with an aggregate market value of $667,317.	600,000	$600,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $2,999,177; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $3,060,045.	2,998,677	2,998,677
NBC Global Finance, Ltd.
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $1,822,256; collateralized by various Common Stock with an aggregate market value of $2,003,204.	1,800,000	1,800,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $1,609,984; collateralized by various Common Stock with an aggregate market value of $1,780,626.	1,600,000	1,600,000
Societe Generale
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $501,597; collateralized by various Common Stock with an aggregate market value of $555,168.	498,870	498,870
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $1,207,380; collateralized by various Common Stock with an aggregate market value of $1,335,422.	1,200,000	1,200,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $1,810,558; collateralized by various Common Stock with an aggregate market value of $2,003,133.	1,800,000	1,800,000

		13,497,547

Time Deposits—0.4%
Australia New Zealand Bank 1.900%, 07/02/18	250,000	250,000
DNB Bank ASA 1.870%, 07/02/18	700,000	700,000
DZ Bank AG 1.890%, 07/02/18	700,000	700,000
Nordea Bank New York 1.880%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	700,000	700,000

		4,350,000

Total Securities Lending Reinvestments (Cost $20,846,095)		20,846,053

Total Investments—101.5% (Cost $1,078,670,378)		1,193,549,576
Other assets and liabilities (net)—(1.5)%		(17,959,671)

Net Assets—100.0%		$1,175,589,905

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $19,995,605 and the collateral received consisted of cash in the amount of $20,841,542. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(d)	Illiquid security. As of June 30, 2018, these securities represent 0.0% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $29,478,215, which is 2.5% of net assets.
(ADR)	American Depositary Receipt

Ten Largest Industries as of June 30, 2018 (Unaudited)	% of Net Assets
Insurance	11.9
Banks	11.5
Chemicals	8.4
Capital Markets	7.4
IT Services	5.3
Health Care Equipment & Supplies	4.7
Aerospace & Defense	4.4
Food Products	4.3
Metals & Mining	4.0
Internet Software & Services	3.8

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$1,271,050	$—	$—	$1,271,050
Brazil	18,620,799	—	—	18,620,799
Canada	26,598,480	—	—	26,598,480
China	30,910,382	31,731,887	—	62,642,269
Denmark	—	8,133,206	—	8,133,206
France	—	118,422,228	—	118,422,228
Germany	—	277,926,545	—	277,926,545
Hong Kong	—	33,920,536	—	33,920,536
Indonesia	—	6,386,327	—	6,386,327
Italy	—	58,235,277	—	58,235,277
Japan	—	40,541,901	—	40,541,901
Netherlands	—	66,687,876	—	66,687,876
Russia	—	13,760,700	—	13,760,700
Switzerland	—	114,282,858	—	114,282,858
United Kingdom	1,835,668	87,077,049	—	88,912,717
United States	89,949,982	—	—	89,949,982
Total Common Stocks	169,186,361	857,106,390	—	1,026,292,751
Preferred Stocks
Brazil	13,331,922	—	—	13,331,922
Germany	—	22,814,551	—	22,814,551
Total Preferred Stocks	13,331,922	22,814,551	—	36,146,473
Total Equity Linked Security*	—	21,422,117	—	21,422,117
Total Rights*	—	0	—	0
Total Short-Term Investment*	—	88,842,182	—	88,842,182
Total Securities Lending Reinvestments*	—	20,846,053	—	20,846,053
Total Investments	$182,518,283	$1,011,031,293	$—	$1,193,549,576

Collateral for Securities Loaned (Liability)	$—	$(20,841,542)	$—	$(20,841,542)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,193,549,576
Cash denominated in foreign currencies (c)	1,870,237
Receivable for:
Investments sold	4,900,729
Fund shares sold	53
Dividends and interest	5,126,030

Total Assets	1,205,446,625
Liabilities
Collateral for securities loaned	20,841,542
Payables for:
Investments purchased	7,825,376
Accrued Expenses:
Management fees	736,955
Distribution and service fees	67
Deferred trustees’ fees	77,449
Other expenses	375,331

Total Liabilities	29,856,720

Net Assets	$1,175,589,905

Net Assets Consist of:
Paid in surplus	$1,081,966,655
Undistributed net investment income	13,281,353
Accumulated net realized loss	(34,464,519)
Unrealized appreciation on investments and foreign currency transactions	114,806,416

Net Assets	$1,175,589,905

Net Assets
Class A	$1,175,267,953
Class B	321,952
Capital Shares Outstanding*
Class A	108,295,288
Class B	29,717
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.85
Class B	10.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,078,670,378.
(b)	Includes securities loaned at value of $19,995,605.
(c)	Identified cost of cash denominated in foreign currencies was $1,896,616.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$18,803,287
Interest	137,662
Securities lending income	69,859

Total investment income	19,010,808
Expenses
Management fees	4,224,432
Administration fees	17,857
Custodian and accounting fees	200,832
Distribution and service fees—Class B	398
Audit and tax services	27,646
Legal	21,559
Trustees’ fees and expenses	20,713
Shareholder reporting	14,081
Insurance	3,610
Miscellaneous	54,851

Total expenses	4,585,979

Net Investment Income	14,424,829

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	42,983,033
Foreign currency transactions	(12,056)

Net realized gain	42,970,977

Net change in unrealized depreciation on:
Investments	(83,030,191)
Foreign currency transactions	(122,187)

Net change in unrealized depreciation	(83,152,378)

Net realized and unrealized loss	(40,181,401)

Net Decrease in Net Assets From Operations	$(25,756,572)

(a)	Net of foreign withholding taxes of $2,229,734.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,424,829	$14,380,329
Net realized gain	42,970,977	48,806,680
Net change in unrealized appreciation (depreciation)	(83,152,378)	232,530,718

Increase (decrease) in net assets from operations	(25,756,572)	295,717,727

From Distributions to Shareholders
Net investment income
Class A	(17,921,508)	(14,575,517)
Class B	(4,182)	(3,371)

Total distributions	(17,925,690)	(14,578,888)

Increase (decrease) in net assets from capital share transactions	103,882,173	(132,762,619)

Total increase in net assets	60,199,911	148,376,220

Net Assets
Beginning of period	1,115,389,994	967,013,774

End of period	$1,175,589,905	$1,115,389,994

Undistributed net investment income
End of period	$13,281,353	$16,782,214

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	13,994,865	$161,151,330	1,209,192	$11,117,171
Reinvestments	1,595,860	17,921,508	1,437,428	14,575,517
Redemptions	(6,455,970)	(75,210,564)	(15,132,598)	(158,457,715)

Net increase (decrease)	9,134,755	$103,862,274	(12,485,978)	$(132,765,027)

Class B
Sales	2,160	$24,712	4,063	$39,306
Reinvestments	373	4,182	333	3,371
Redemptions	(788)	(8,995)	(3,782)	(40,269)

Net increase	1,745	$19,899	614	$2,408

Increase (decrease) derived from capital shares transactions		$103,882,173		$(132,762,619)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014(a)
Net Asset Value, Beginning of Period	$11.25		$8.66	$9.62	$10.04	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.15		0.13	0.14	0.09	0.06
Net realized and unrealized gain (loss) on investments	(0.38)		2.60	(1.01)	(0.43)	(0.02)

Total from investment operations	(0.23)		2.73	(0.87)	(0.34)	0.04

Less Distributions
Distributions from net investment income	(0.17)		(0.14)	(0.09)	(0.08)	0.00

Total distributions	(0.17)		(0.14)	(0.09)	(0.08)	0.00

Net Asset Value, End of Period	$10.85		$11.25	$8.66	$9.62	$10.04

Total Return (%) (c)	(2.11	)(d)	31.64	(9.11)	(3.49)	0.40	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.81	(e)	0.80	0.80	0.81	0.83	(e)
Ratio of net investment income to average net assets (%)	2.56	(e)	1.32	1.52	0.86	0.86	(e)
Portfolio turnover rate (%)	36	(d)	46	80	49	33	(d)
Net assets, end of period (in millions)	$1,175.3		$1,115.1	$966.8	$986.8	$974.8

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014(f)
Net Asset Value, Beginning of Period	$11.21		$8.64	$9.61	$10.03	$10.15

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.13		0.11	0.12	0.05	(0.00	)(g)
Net realized and unrealized gain (loss) on investments	(0.37)		2.58	(1.01)	(0.39)	(0.12)

Total from investment operations	(0.24)		2.69	(0.89)	(0.34)	(0.12)

Less Distributions
Distributions from net investment income	(0.14)		(0.12)	(0.08)	(0.08)	0.00

Total distributions	(0.14)		(0.12)	(0.08)	(0.08)	0.00

Net Asset Value, End of Period	$10.83		$11.21	$8.64	$9.61	$10.03

Total Return (%) (c)	(2.25	)(d)	31.22 (h)	(9.27)	(3.49)	(1.18	)(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.06	(e)	1.05	1.05	1.06	1.29	(e)
Ratio of net investment income (loss) to average net assets (%)	2.31	(e)	1.05	1.36	0.50	(0.04	)(e)
Portfolio turnover rate (%)	36	(d)	46	80	49	33	(d)
Net assets, end of period (in millions)	$0.3		$0.3	$0.2	$0.1	$0.0	(i)

(a)	Commencement of operations of the Portfolio and Class A was April 29, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Commencement of operations of Class B was November 12, 2014.
(g)	Net investment income (loss) was less than $0.01.
(h)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(i)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (“PFICs”), adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $88,842,182. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $13,497,547. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$422,052,763	$0	$390,464,957

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2018 were $4,224,432.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,080,228,332

Gross unrealized appreciation	153,137,972
Gross unrealized depreciation	(39,816,728)

Net unrealized appreciation (depreciation)	$113,321,244

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$14,578,888	$9,447,210	$—	$—	$14,578,888	$9,447,210

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$17,667,099	$—	$196,400,840	$(76,685,052)	$137,382,887

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

During the year ended December 31, 2017, the Portfolio utilized capital loss carry forwards of $45,930,438.

At December 31, 2017, the Portfolio had short-term accumulated capital losses of $61,153,292 and long-term accumulated capital losses of $15,531,760.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the Brighthouse/Eaton Vance Floating Rate Portfolio returned 2.27% and 2.13%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 2.16%.

MARKET ENVIRONMENT / CONDITIONS

During the first half of 2018, the loan market, as measured by the S&P/LSTA Leveraged Loan Index (the “Index”) returned 2.16%. The composition of the period’s performance was driven by a positive 2.60% in coupon income and negatively impacted by a price decline of -0.44%. Results reflected a modest easing of the market’s firm technical condition, as mounting new-issue supply outpaced robust investor demand. Decomposing the performance into its monthly constituents, the Index produced positive returns over the first six calendar months of 2018 with gains of 0.96%, 0.20%, 0.28%, 0.41%, 0.17%, and 0.12%.

The environment for loan market technicals during the first six months of 2018 was marked by a frenetic pace of new loan issuance, with total outstanding loan issues having exceeded the $1 trillion mark on a par basis and finished the period at $1.04 trillion. On the demand side, continued robust institutional demand for structured products totaled approximately $68 billion, while net inflows into loan mutual funds were a more modest, but still positive, $11 billion for the period. The net effect of these technical conditions resulted in the weighted average loan price that finished the period where it began, at $98.05. The Federal Reserve (the “Fed”) initiated two interest rate increases during the period, in March and June, helping to boost both 1-month and 3-month LIBOR rates to 2.09% and 2.34% respectively (up from 1.56% and 1.69% respectively at the beginning of the period). The increase in LIBOR rates helped to boost loan market yields over the period.

With respect to fundamentals, the default rate fell to 1.95% on a trailing 12-month basis at the end of the period, down modestly from where it began the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio modestly outperformed the Index on a year-to-date basis ended June 30, 2018. The Portfolio’s underweight exposure to loan defaults contributed to relative performance as defaulted loans posted a -1.52% return. During the period, lower-rated loans generally outpaced higher-rated loans. Looking at Index performance across quality segments, lower quality CCC-rated loans returned 4.70% and outpaced BB- and B-rated loans, which returned 1.63% and 2.29%, respectively. The Portfolio’s overweight allocation to higher-quality BB-rated loans and an underweight to stronger-performing CCC-rated loans, detracted from relative performance.

With respect to industry-level performance, all loan industry groups generated positive returns for the period. Among the strongest-performing industry groups included Nonferrous Metals & Mining and the retailing industries (both Food & Drug Retailers and Retailers ex-Food & Drug), while the Home Furnishings industry produced the lowest return, albeit still modestly positive. The Portfolio’s underweight to Retailers (ex-Food & Drug) detracted from an industry allocation perspective, but favorable loan selection within that industry group and also within the Oil & Gas industry, contributed to relative performance.

The cornerstones of the strategy’s investment philosophy remained intense, internal credit research and broad diversification. The Portfolio held 460 issuer positions across 35 industries as of June 30, 2018. Important to note, we believe the optimal risk/return profile can be achieved predominately through interest income realized through investments of higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the reporting period, the Portfolio maintained an overweight position in BB loans (35.3% vs. 30.5% in the Index) and an underweight exposure to the distressed CCC loan category (2.8% vs. 5.4%) in the Index).

Given the floating-rate nature of the asset class, the Portfolio was exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 41 days on average as of June 30, 2018, which resulted in a Portfolio duration of roughly 0.11 years.

Scott H. Page

Craig P. Russ

Andrew N. Sveen

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
Brighthouse/Eaton Vance Floating Rate Portfolio
Class A	2.27	4.39	3.62	4.06
Class B	2.13	4.16	3.37	3.80
S&P/LSTA Leveraged Loan Index	2.16	4.37	4.00	4.55

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Leveraged Loan Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 Inception date of the Class A and Class B shares is 4/30/2010. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Ten Largest Industries as of June 30, 2018 (Unaudited)

% of Net Assets
Software	7.8
Media	5.7
Healthcare-Services	5.6
Telecommunications	4.9
Commercial Services	4.5
Pharmaceuticals	4.4
Diversified Financial Services	4.3
Chemicals	4.2
Insurance	3.9
Retail	3.5

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A	Actual	0.68%	$1,000.00	$1,022.70	$3.41
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B	Actual	0.93%	$1,000.00	$1,021.30	$4.66
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (a)—96.6% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.5%
J.D. Power & Associates 1st Lien Term Loan, 6.344%, 1M LIBOR + 4.250%, 09/07/23	959,979	$963,579
Red Ventures LLC 1st Lien Term Loan, 6.094%, 1M LIBOR + 4.000%, 11/08/24	1,141,375	1,148,815
Vestcom Parent Holdings, Inc. 1st Lien Term Loan, 6.094%, 1M LIBOR + 4.000%, 12/19/23	1,778,955	1,774,507

		3,886,901

Aerospace/Defense—1.8%
Accudyne Industries LLC Term Loan, 5.344%, 1M LIBOR + 3.250%, 08/18/24	642,989	642,922
Flying Fortress, Inc. Term Loan B, 4.084%, 3M LIBOR + 1.750%, 10/30/22	2,729,167	2,737,695
TransDigm, Inc. Term Loan F, 4.594%, 1M LIBOR + 2.500%, 06/09/23	5,003,076	4,989,008
Term Loan G, 4.594%, 1M LIBOR + 2.500%, 08/22/24	4,719,885	4,698,391
Wesco Aircraft Hardware Corp. Term Loan A, 4.600%, 1M LIBOR + 3.000%, 10/04/21	1,414,375	1,396,695
WP CPP Holdings, LLC 2018 Term Loan, 6.280%, 6M LIBOR + 3.750%, 04/30/25	375,000	376,922

		14,841,633

Auto Components—1.4%
American Axle & Manufacturing, Inc. Term Loan B, 4.350%, 1M LIBOR + 2.250%, 04/06/24	2,930,375	2,923,782
CS Intermediate Holdco 2 LLC Term Loan B, 4.334%, 3M LIBOR + 2.000%, 11/02/23	1,290,546	1,292,698
Dayco Products LLC Term Loan B, 6.557%, 3M LIBOR + 4.250%, 05/19/23	990,000	993,712
Federal-Mogul Holdings Corp. Term Loan C, 5.820%, 1M LIBOR + 3.750%, 04/15/21	3,292,329	3,303,302
Tenneco, Inc. 1st Lien Term Loan B, 06/14/25 (b)	3,325,000	3,300,478

		11,813,972

Auto Manufacturers—0.3%
FCA U.S. LLC Term Loan B, 4.100%, 1M LIBOR + 2.000%, 12/31/18	2,460,873	2,467,025

Auto Parts & Equipment—1.0%
Belron Finance U.S. LLC Term Loan B, 4.863%, 3M LIBOR + 2.500%, 11/07/24	522,375	524,497
DexKo Global, Inc. Incremental Term Loan, 4.280%, 3M LIBOR + 3.500%, 07/24/24 (c)	999,063	1,002,809
Term Loan, 5.594%, 1M LIBOR + 3.500%, 07/24/24	796,005	799,985
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 4.050%, 1M LIBOR + 2.000%, 03/07/25	2,433,333	2,436,375
Horizon Global Corp. Term Loan B, 6.594%, 1M LIBOR + 4.500%, 06/30/21	362,180	336,827
L&W, Inc. Term Loan B, 6.084%, 1M LIBOR + 4.000%, 05/22/25	750,000	753,750
TI Group Automotive Systems LLC Term Loan, 4.594%, 1M LIBOR + 2.500%, 06/30/22	1,356,329	1,358,872

Auto Parts & Equipment—(Continued)
Tower Automotive Holdings USA LLC Term Loan B, 4.813%, 1M LIBOR + 2.750%, 03/07/24	1,224,223	1,221,163

		8,434,278

Banks—0.1%
Freedom Mortgage Corp. 1st Lien Term Loan, 6.841%, 1M LIBOR + 4.750%, 02/23/22	1,045,062	1,052,247

Beverages—0.3%
Arterra Wines Canada, Inc. Term Loan B1, 5.075%, 3M LIBOR + 2.750%, 12/15/23	324,177	322,962
Flavors Holdings, Inc. 1st Lien Term Loan, 8.084%, 3M LIBOR + 5.750%, 04/03/20	632,571	588,291
Jacobs Douwe Egberts International B.V. Term Loan B5, 4.625%, 3M LIBOR + 2.250%, 07/02/22	1,555,258	1,557,202

		2,468,455

Building Materials—1.1%
CPG International, Inc. Term Loan, 6.251%, 6M LIBOR + 3.750%, 05/03/24	1,924,469	1,928,078
Henry Co. LLC Term Loan B, 6.094%, 1M LIBOR + 4.000%, 10/05/23	394,995	396,476
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 11/15/23	4,311,043	4,299,067
Summit Materials Cos. I LLC Term Loan B, 4.094%, 1M LIBOR + 2.000%, 11/21/24	1,592,000	1,590,806
Tank Holding Corp. Term Loan B, 5.746%, 3M LIBOR + 3.500%, 03/17/22	637,704	640,228

		8,854,655

Capital Markets—1.7%
Armor Holding II LLC 1st Lien Term Loan, 8.500%, PRIME + 3.500%, 06/26/20	2,076,782	2,087,166
Corporate Capital Trust, Inc. Term Loan B, 5.375%, 1M LIBOR + 3.250%, 05/20/19	1,125,611	1,128,425
Donnelley Financial Solutions, Inc. Term Loan B, 4.981%, 1W LIBOR + 3.000%, 10/02/23	255,000	255,637
Greenhill & Co., Inc. 1st Lien Term Loan, 5.830%, 1M LIBOR + 3.750%, 10/12/22	950,625	958,943
Guggenheim Partners LLC Term Loan, 4.844%, 1M LIBOR + 2.750%, 07/21/23	5,265,498	5,277,019
NXT Capital, Inc. Term Loan, 5.600%, 1M LIBOR + 3.500%, 11/22/22	2,414,176	2,423,229
Salient Partners L.P. Term Loan, 10.588%, 1M LIBOR + 8.500%, 05/19/21	669,000	658,965
Sheridan Investment Partners II L.P. Term Loan A, 5.810%, 3M LIBOR + 3.500%, 12/16/20	97,601	88,085
Term Loan B, 5.810%, 3M LIBOR + 3.500%, 12/16/20	701,624	633,216
Term Loan M, 5.810%, 3M LIBOR + 3.500%, 12/16/20	36,400	32,851
Virtus Investment Partners, Inc. Delayed Draw Term Loan, 2.500%, 06/03/24 (c)	175,000	174,344
Term Loan, 4.585%, 1M LIBOR + 2.500%, 06/01/24	471,438	469,669

		14,187,549

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—4.2%
Alpha 3 B.V. Term Loan B1, 5.334%, 3M LIBOR + 3.000%, 01/31/24	1,813,969	$1,820,772
Aruba Investments, Inc. Term Loan B, 5.344%, 1M LIBOR + 3.250%, 02/02/22	292,448	292,810
Ashland, Inc. Term Loan B, 3.840%, 1M LIBOR + 1.750%, 05/17/24	519,750	519,620
Axalta Coating Systems U.S. Holdings, Inc. Term Loan, 4.084%, 3M LIBOR + 1.750%, 06/01/24	3,315,191	3,303,890
Emerald Performance Materials LLC 1st Lien Term Loan, 5.594%, 1M LIBOR + 3.500%, 08/01/21	478,584	482,622
Ferro Corp. Term Loan B1, 4.584%, 3M LIBOR + 2.250%, 02/14/24	395,010	394,681
Term Loan B2, 4.584%, 3M LIBOR + 2.250%, 02/14/24	315,071	314,808
Term Loan B3, 4.584%, 3M LIBOR + 2.250%, 02/14/24	308,367	308,110
Flint Group GmbH Term Loan C, 5.359%, 3M LIBOR + 3.000%, 09/07/21	136,541	128,462
Flint Group U.S. LLC 1st Lien Term Loan B2, 5.359%, 3M LIBOR + 3.000%, 09/07/21	825,959	777,090
Gemini HDPE LLC Term Loan B, 4.859%, 3M LIBOR + 2.500%, 08/07/24	1,875,566	1,874,003
GrafTech Finance, Inc. Term Loan B, 5.505%, 1M LIBOR + 3.500%, 02/12/25	2,675,000	2,664,969
HB Fuller Co. Term Loan B, 4.084%, 1M LIBOR + 2.000%, 10/20/24	1,901,945	1,891,990
Ineos U.S. Finance LLC Term Loan B, 4.094%, 1M LIBOR + 2.000%, 03/31/24	3,109,375	3,102,712
Invictus U.S. LLC 1st Lien Term Loan, 5.099%, 3M LIBOR + 3.000%, 03/28/25	473,813	474,109
Kraton Polymers LLC Term Loan, 4.594%, 1M LIBOR + 2.500%, 03/05/25	908,568	908,568
MacDermid, Inc. Term Loan B6, 5.094%, 1M LIBOR + 3.000%, 06/07/23	2,781,500	2,790,192
Term Loan B7, 4.594%, 1M LIBOR + 2.500%, 06/07/20	281,213	281,360
Minerals Technologies, Inc. Term Loan B, 4.400%, 1M LIBOR + 2.250%, 02/14/24	923,558	931,639
Orion Engineered Carbons GmbH Term Loan B, 4.334%, 3M LIBOR + 2.000%, 07/25/24	460,297	462,023
PolyOne Corp. Term Loan B4, 3.796%, 1M LIBOR + 1.750%, 11/11/22	953,078	953,525
Prince Minerals, Inc. 1st Lien Term Loan, 5.899%, 3M LIBOR + 3.500%, 03/20/25	349,125	349,780
Sonneborn LLC Term Loan, 5.844%, 1M LIBOR + 3.750%, 12/10/20	337,236	341,451
Sonneborn Refined Products B.V. Term Loan, 5.844%, 1M LIBOR + 3.750%, 12/10/20	59,512	60,256
Spectrum Holdings III Corp. 1st Lien Term Loan, 5.344%, 1M LIBOR + 3.250%, 01/31/25	544,635	543,954
Delayed Draw Term Loan, 1.000%, UNFND + 1.000%, 01/31/25 (c)	54,000	53,932
Tata Chemicals North America, Inc. Term Loan B, 5.125%, 3M LIBOR + 2.750%, 08/07/20	840,404	843,030
Tronox Blocked Borrower LLC Term Loan B, 5.094%, 1M LIBOR + 3.000%, 09/22/24	970,125	971,439
Tronox Finance LLC Term Loan B, 5.094%, 1M LIBOR + 3.000%, 09/22/24	2,238,750	2,241,781

Chemicals—(Continued)
Unifrax Corp. Term Loan B, 5.834%, 3M LIBOR + 3.500%, 04/04/24	519,760	521,384
Univar, Inc. Term Loan B, 4.594%, 1M LIBOR + 2.500%, 07/01/24	2,456,787	2,455,251
Venator Materials Corp. Term Loan B, 5.094%, 1M LIBOR + 3.000%, 08/08/24	843,625	854,170
Versum Materials, Inc. Term Loan, 4.334%, 3M LIBOR + 2.000%, 09/29/23	589,500	590,114

		34,504,497

Coal—0.3%
Charah LLC Term Loan, 8.550%, 3M LIBOR + 6.250%, 10/25/24	513,281	520,660
Murray Energy Corp. Term Loan B2, 9.344%, 1M LIBOR + 7.250%, 04/16/20	1,887,531	1,788,436

		2,309,096

Commercial Services—4.4%
Acosta Holdco, Inc. Term Loan, 5.344%, 1M LIBOR + 3.250%, 09/26/21	2,096,559	1,610,982
Albany Molecular Research, Inc. 1st Lien Term Loan, 5.344%, 1M LIBOR + 3.250%, 08/30/24	669,938	668,577
ASGN, Inc. Term Loan B2, 4.094%, 1M LIBOR + 2.000%, 04/02/25	454,775	454,434
Brickman Group, Ltd. LLC 1st Lien Term Loan, 5.460%, 1M LIBOR + 3.000%, 12/18/20	844,217	846,152
Cast & Crew Payroll LLC 1st Lien Term Loan B, 4.850%, 1M LIBOR + 2.750%, 09/27/24	965,827	959,186
Ceridian HCM Holding, Inc. Term Loan B, 5.344%, 1M LIBOR + 3.250%, 04/05/25	1,375,000	1,375,573
EAB Global, Inc. 1st Lien Term Loan, 6.250%, 3M LIBOR + 3.750%, 11/15/24	1,421,438	1,407,223
Element Materials Technology Group U.S. Holdings, Inc. Term Loan B, 5.594%, 1M LIBOR + 3.500%, 06/28/24	348,250	349,338
Garda World Security Corp. Term Loan, 5.800%, 3M LIBOR + 3.500%, 05/24/24	1,844,179	1,855,706
Hertz Corp. (The) Term Loan B, 4.850%, 1M LIBOR + 2.750%, 06/30/23	996,813	993,801
IAP Worldwide Services, Inc. 2nd Lien Term Loan, 8.834%, 3M LIBOR + 6.500%, 07/18/19 (d) (e) (f)	329,461	267,424
Revolver, 1.458%, UNFND + 1.458%, 07/18/18 (c) (d) (e) (f)	248,024	248,073
IPC Corp. Term Loan B, 6.860%, 3M LIBOR + 4.500%, 08/06/21	880,630	860,815
Jaguar Holding Co. II Term Loan, 4.594%, 1M LIBOR + 2.500%, 08/18/22	5,598,988	5,572,157
KAR Auction Services, Inc. Term Loan B4, 4.375%, 1M LIBOR + 2.250%, 03/11/21	2,977,696	2,990,723
LegalZoom.com, Inc. 1st Lien Term Loan, 6.588%, 1M LIBOR + 4.500%, 11/21/24	696,463	704,298
Live Nation Entertainment, Inc. Term Loan B3, 3.875%, 1M LIBOR + 1.750%, 10/31/23	1,598,369	1,596,371

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Merrill Communications LLC Term Loan, 7.609%, 3M LIBOR + 5.250%, 06/01/22	546,870	$550,972
Monitronics International, Inc. Term Loan B2, 7.834%, 3M LIBOR + 5.500%, 09/30/22	3,062,395	2,933,199
Parexel International Corp. Term Loan B, 4.844%, 1M LIBOR + 2.750%, 09/27/24	2,456,438	2,446,201
Ping Identity Corp. Term Loan B, 5.844%, 1M LIBOR + 3.750%, 01/22/25	875,000	875,000
Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 5.232%, 1M LIBOR + 3.250%, 05/01/25	450,000	453,235
Prime Security Services Borrower LLC 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 05/02/22	2,983,069	2,973,514
Prometric Holdings, Inc. 1st Lien Term Loan, 5.100%, 1M LIBOR + 3.000%, 01/29/25	274,313	274,141
Rent-A-Center, Inc. Term Loan B, 5.100%, 1M LIBOR + 3.000%, 03/19/21	100,558	99,553
ServiceMaster Co. Term Loan B, 4.594%, 1M LIBOR + 2.500%, 11/08/23	2,831,875	2,837,539
SGS Cayman L.P. Term Loan B, 7.709%, 3M LIBOR + 5.375%, 04/23/21	195,373	188,535

		36,392,722

Commercial Services & Supplies—0.1%
LSC Communications, Inc. Term Loan B, 7.594%, 1M LIBOR + 5.500%, 09/30/22	900,833	903,085

Communications Equipment—0.2%
Plantronics, Inc. Term Loan B, 05/30/25 (b)	1,275,000	1,273,804

Computers—1.3%
Avast Software B.V. Term Loan B, 4.834%, 3M LIBOR + 2.500%, 09/30/23	1,355,142	1,357,925
Exact Merger Sub LLC 1st Lien Term Loan, 6.584%, 3M LIBOR + 4.250%, 09/27/24	570,688	573,541
Harland Clarke Holdings Corp. Term Loan B7, 7.084%, 3M LIBOR + 4.750%, 11/03/23	950,508	929,596
MTS Systems Corp. Term Loan B, 5.340%, 1M LIBOR + 3.250%, 07/05/23	1,109,426	1,119,133
SkillSoft Corp. 1st Lien Term Loan, 6.844%, 1M LIBOR + 4.750%, 04/28/21	3,884,133	3,681,835
Tempo Acquisition LLC Term Loan, 5.094%, 1M LIBOR + 3.000%, 05/01/24	816,750	814,963
Western Digital Corp. Term Loan B4, 3.844%, 1M LIBOR + 1.750%, 04/29/23	2,191,947	2,194,459

		10,671,452

Distribution/Wholesale—0.1%
Beacon Roofing Supply, Inc. Term Loan B, 4.280%, 1M LIBOR + 2.250%, 01/02/25	548,625	546,653
Wastequip LLC 1st Lien Term Loan, 5.588%, 1M LIBOR + 3.500%, 03/13/25	124,688	125,428

		672,081

Distributors—0.4%
American Builders & Contractors Supply Co., Inc. Term Loan B, 4.094%, 1M LIBOR + 2.000%, 10/31/23	3,461,212	3,439,185
PFS Holding Corp. 1st Lien Term Loan, 5.490%, 1M LIBOR + 3.500%, 01/31/21	239,375	137,641

		3,576,826

Diversified Consumer Services—0.3%
Adtalem Global Education, Inc. Term Loan B, 5.084%, 3M LIBOR + 3.000%, 04/01/25	375,000	376,250
Coinamatic Canada, Inc. 1st Lien Term Loan, 5.344%, 1M LIBOR + 3.250%, 05/14/22	43,368	43,476
KUEHG Corp. 1st Lien Term Loan, 6.084%, 3M LIBOR + 3.750%, 08/13/22	2,032,827	2,037,274
WASH Multifamily Laundry Systems LLC 1st Lien Term Loan, 5.344%, 1M LIBOR + 3.250%, 05/14/22	247,632	248,251

		2,705,251

Diversified Financial Services—4.3%
AlixPartners LLP Term Loan B, 4.844%, 1M LIBOR + 2.750%, 04/04/24	3,140,904	3,142,867
Aptean, Inc. 1st Lien Term Loan, 6.590%, 3M LIBOR + 4.250%, 12/20/22	2,251,525	2,253,988
Aretec Group, Inc. 2nd Lien Term Loan, 2.000%, PIK + 4.500%, 05/23/21 (j)	2,255,476	2,262,525
Term Loan B1, 6.344%, 1M LIBOR + 4.250%, 11/23/20	1,489,949	1,497,399
Citco Funding LLC Term Loan, 5.094%, 1M LIBOR + 3.000%, 03/31/22	3,032,814	3,036,605
Clipper Acquisitions Corp. Term Loan B, 3.755%, 1M LIBOR + 1.750%, 12/27/24	1,119,375	1,120,298
Delos Finance S.a.r.l. Term Loan B, 4.084%, 3M LIBOR + 1.750%, 10/06/23	2,675,000	2,678,344
Ditech Holding Corp. Term Loan, 8.094%, 1M LIBOR + 6.000%, 06/30/22	3,019,470	2,905,485
Focus Financial Partners LLC 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 07/03/24	2,583,243	2,586,472
GreenSky Holdings LLC Term Loan B, 5.375%, 1M LIBOR + 3.250%, 03/29/25	1,321,688	1,333,252
GTCR Valor Cos., Inc. Term Loan B1, 5.584%, 3M LIBOR + 3.250%, 06/16/23	1,384,879	1,386,033
Harbourvest Partners LLC Term Loan B, 4.344%, 1M LIBOR + 2.250%, 02/20/25	1,078,646	1,075,950
Lightstone Generation LLC Term Loan B, 5.844%, 1M LIBOR + 3.750%, 01/30/24	1,701,431	1,711,458
Term Loan C, 5.844%, 1M LIBOR + 3.750%, 01/30/24	108,935	109,577
LPL Holdings, Inc. 1st Lien Term Loan B, 4.489%, 1M LIBOR + 2.250%, 09/23/24	1,311,775	1,313,824
MIP Delaware LLC Term Loan B1, 5.334%, 3M LIBOR + 3.000%, 03/09/20	88,652	89,040
NFP Corp. Term Loan B, 5.094%, 1M LIBOR + 3.000%, 01/08/24	2,023,695	2,013,577
Oz Management L.P. 1st Lien Term Loan, 7.125%, 3M LIBOR + 4.750%, 04/11/23	500,000	502,500
PGX Holdings, Inc. 1st Lien Term Loan, 7.350%, 1M LIBOR + 5.250%, 09/29/20	1,433,842	1,404,269

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Vantiv LLC 1st Lien Term Loan B3, 10/14/23 (b)	325,000	$324,746
1st Lien Term Loan B4, 3.787%, 1M LIBOR + 1.750%, 08/09/24	1,672,063	1,670,364
Victory Capital Holdings, Inc. Term Loan B, 5.084%, 3M LIBOR + 2.750%, 02/12/25	270,833	270,495
Walker & Dunlop, Inc. Term Loan B, 5.094%, 1M LIBOR + 3.000%, 12/11/20	662,685	667,655

		35,356,723

Diversified Telecommunication Services—0.2%
TDC A/S Term Loan, 05/31/25 (b)	1,750,000	1,748,358

Electric—1.5%
Calpine Construction Finance Co. L.P. Term Loan B, 4.594%, 1M LIBOR + 2.500%, 01/15/25	1,255,512	1,252,112
Calpine Corp. Term Loan B5, 4.840%, 3M LIBOR + 2.500%, 01/15/24	4,105,580	4,103,498
Term Loan B8, 3.850%, 1M LIBOR + 1.750%, 12/31/19	444,375	444,415
Dayton Power & Light Co. (The) Term Loan B, 4.100%, 1M LIBOR + 2.000%, 08/24/22	541,750	544,120
Granite Acquisition, Inc. Term Loan B, 5.808%, 3M LIBOR + 3.500%, 12/19/21	2,413,496	2,427,287
Term Loan C, 5.834%, 3M LIBOR + 3.500%, 12/19/21	109,579	110,205
Invenergy Thermal Operating I LLC Term Loan B, 7.834%, 3M LIBOR + 5.500%, 10/19/22	388,052	388,294
Longview Power LLC Term Loan B, 8.360%, 3M LIBOR + 6.000%, 04/13/21	1,236,750	1,084,218
Talen Energy Supply LLC Term Loan B2, 6.094%, 1M LIBOR + 4.000%, 04/15/24	689,150	692,308
TTM Technologies, Inc. Term Loan, 4.482%, 1M LIBOR + 2.500%, 09/28/24	325,000	326,219
Vistra Energy Corp. 1st Lien Term Loan B3, 4.070%, 1M LIBOR + 2.000%, 12/31/25	1,000,000	994,141

		12,366,817

Electrical Components & Equipment—0.3%
Electro Rent Corp. 1st Lien Term Loan, 7.330%, 3M LIBOR + 5.000%, 01/31/24	1,182,000	1,190,865
Pelican Products, Inc. 1st Lien Term Loan, 5.482%, 1M LIBOR + 3.500%, 05/01/25	575,000	575,898
Southwire Co. Term Loan B, 4.085%, 1M LIBOR + 2.000%, 05/15/25	550,000	550,859

		2,317,622

Electronics—0.7%
AI Ladder (Luxembourg) Subco S.a r.l Term Loan, 05/01/25 (b)	325,000	325,000
EIG Investors Corp. 1st Lien Term Loan, 6.075%, 3M LIBOR + 3.750%, 02/09/23	3,986,452	3,988,944
EXC Holdings III Corp. 1st Lien Term Loan, 5.834%, 3M LIBOR + 3.500%, 12/02/24	447,750	452,787

Electronics—(Continued)
Global Appliance, Inc. Term Loan B, 6.100%, 1M LIBOR + 4.000%, 09/29/24	918,063	927,243

		5,693,974

Energy Equipment & Services—0.1%
EnergySolutions LLC Term Loan B, 6.084%, 3M LIBOR + 3.750%, 05/09/25	1,125,000	1,130,274

Energy-Alternate Sources—0.1%
Green Plains Renewable Energy, Inc. Term Loan B, 7.600%, 1M LIBOR + 5.500%, 08/18/23	942,875	957,018

Engineering & Construction—0.0%
USIC Holdings, Inc. Incremental Term Loan, 12/08/23 (b)	22,816	22,959
Term Loan B, 5.344%, 1M LIBOR + 3.250%, 12/08/23	174,836	175,929

		198,888

Entertainment—1.1%
CDS U.S. Intermediate Holdings, Inc. 1st Lien Term Loan, 5.844%, 1M LIBOR + 3.750%, 07/08/22	692,419	687,411
Cyan Blue Holdco 3, Ltd. Term Loan B, 4.844%, 1M LIBOR + 2.750%, 08/23/24	272,257	272,665
SeaWorld Parks & Entertainment, Inc. Term Loan B5, 5.094%, 1M LIBOR + 3.000%, 03/31/24	2,349,653	2,337,171
Seminole Hard Rock Entertainment, Inc. Term Loan B, 5.058%, 3M LIBOR + 2.750%, 05/14/20	261,938	263,247
Sesac Holdco II LLC 1st Lien Term Loan, 5.094%, 1M LIBOR + 3.000%, 02/23/24	518,438	515,197
SMG Holdings, Inc. 1st Lien Term Loan, 5.344%, 1M LIBOR + 3.250%, 01/23/25	224,438	224,859
Stars Group Holdings B.V. (The) Term Loan B, 5.094%, 1M LIBOR + 3.000%, 04/06/25	4,735,708	4,743,929

		9,044,479

Environmental Control—0.9%
Advanced Disposal Services, Inc. Term Loan B3, 4.231%, 1W LIBOR + 2.250%, 11/10/23	3,383,506	3,379,541
Core & Main L.P. Term Loan B, 5.250%, 6M LIBOR + 3.000%, 08/01/24	721,375	724,381
GFL Environmental, Inc. Delayed Draw Term Loan, 05/30/25 (c)	248,619	247,376
Term Loan B, 5.084%, 3M LIBOR + 2.750%, 05/30/25	2,001,381	1,991,374
Robertshaw U.S. Holding Corp. 1st Lien Term Loan, 5.625%, 1M LIBOR + 3.500%, 02/28/25	598,500	598,500
Wrangler Buyer Corp. Term Loan B, 4.844%, 1M LIBOR + 2.750%, 09/27/24	672,061	671,641

		7,612,813

Equity Real Estate Investment Trusts—0.1%
GGP, Inc. 1st Lien Term Loan B, 05/04/25 (b)	900,000	886,837

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Food—3.3%
Agro Merchants NAI Holdings LLC 1st Lien Term Loan B, 6.084%, 3M LIBOR + 3.750%, 12/06/24	348,299	$349,605
Albertson’s LLC Last Out Term Loan, 05/02/23 (b)	1,075,000	1,069,998
Term Loan B4, 4.844%, 1M LIBOR + 2.750%, 08/25/21	1,466,295	1,453,122
Term Loan B5, 5.337%, 3M LIBOR + 3.000%, 12/21/22	1,477,584	1,467,031
Term Loan B6, 5.319%, 3M LIBOR + 3.000%, 06/22/23	4,015,794	3,980,238
Aramark Services, Inc. Term Loan B3, 4.084%, 3M LIBOR + 1.750%, 03/11/25	872,813	873,358
CHG PPC Parent LLC Term Loan B, 4.844%, 1M LIBOR + 2.750%, 03/31/25	450,000	447,750
Del Monte Foods, Inc. 1st Lien Term Loan, 5.580%, 3M LIBOR + 3.250%, 02/18/21	1,463,796	1,232,333
Dole Food Co., Inc. Term Loan B, 4.830%, 1M LIBOR + 2.750%, 04/06/24	2,589,882	2,581,587
Hearthside Food Solutions LLC Term Loan B, 5.091%, 1M LIBOR + 3.000%, 05/23/25	675,000	670,078
High Liner Foods, Inc. Term Loan B, 5.560%, 3M LIBOR + 3.250%, 04/24/21	781,451	759,961
JBS USA LLC Term Loan B, 4.835%, 3M LIBOR + 2.500%, 10/30/22	5,659,422	5,635,251
Nomad Foods Europe Midco, Ltd. Term Loan B4, 4.323%, 1M LIBOR + 2.250%, 05/15/24	1,175,676	1,170,533
Term Loan B7, 4.314%, 1M LIBOR + 2.250%, 05/15/24	575,000	572,484
NPC International, Inc. 1st Lien Term Loan, 5.594%, 1M LIBOR + 3.500%, 04/19/24	1,559,250	1,565,097
Post Holdings, Inc. Incremental Term Loan, 4.100%, 1M LIBOR + 2.000%, 05/24/24	1,559,250	1,555,920
Supervalu, Inc. Delayed Draw Term Loan, 5.594%, 1M LIBOR + 3.500%, 06/08/24	405,636	406,143
Term Loan B, 5.594%, 1M LIBOR + 3.500%, 06/08/24	676,060	676,905
U.S. Foods, Inc. Term Loan B, 06/27/23 (b)	775,000	775,242

		27,242,636

Food Products—0.0%
American Seafoods Group LLC 1st Lien Term Loan, 4.850%, 1M LIBOR + 2.750%, 08/21/23	315,521	317,296

Forest Products & Paper—0.1%
Expera Specialty Solutions LLC Term Loan B, 6.344%, 1M LIBOR + 4.250%, 11/03/23	979,270	989,063

Hand/Machine Tools—0.6%
Apex Tool Group LLC Term Loan B, 5.844%, 1M LIBOR + 3.750%, 02/01/22	2,320,625	2,326,633
Milacron LLC Amended Term Loan B, 4.594%, 1M LIBOR + 2.500%, 09/28/23	2,507,015	2,502,314

		4,828,947

Health Care Providers & Services—0.1%
R1 RCM, Inc. Term Loan, 7.619%, 3M LIBOR + 5.250%, 04/27/25	525,000	525,000

Health Care Technology—0.2%
Inovalon Holdings, Inc. Term Loan B, 5.563%, 1M LIBOR + 3.500%, 04/02/25	1,150,000	1,121,969
Press Ganey Holdings, Inc. 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 10/21/23	714,125	713,084

		1,835,053

Healthcare-Products—3.0%
Argon Medical Devices, Inc. 1st Lien Term Loan B, 5.844%, 1M LIBOR + 3.750%, 01/23/25	847,875	851,408
Avantor, Inc. 1st Lien Term Loan, 6.094%, 1M LIBOR + 4.000%, 11/21/24	2,164,125	2,181,128
Carestream Dental Equipment, Inc. 1st Lien Term Loan, 5.584%, 3M LIBOR + 3.250%, 09/01/24	1,342,362	1,339,007
CHG Healthcare Services, Inc. 1st Lien Term Loan B, 5.359%, 3M LIBOR + 3.000%, 06/07/23	3,106,769	3,115,506
Convatec, Inc. Term Loan B, 4.584%, 3M LIBOR + 2.250%, 10/31/23	566,375	571,685
CryoLife, Inc. Term Loan B, 6.334%, 3M LIBOR + 4.000%, 11/14/24	472,625	476,367
DJO Finance LLC Term Loan, 5.450%, 1M LIBOR + 3.250%, 06/08/20	3,363,271	3,356,965
Greatbatch, Ltd. 1st Lien Term Loan B, 5.300%, 1M LIBOR + 3.250%, 10/27/22	2,857,872	2,869,661
Hanger, Inc. 1st Lien Term Loan, 5.594%, 1M LIBOR + 3.500%, 02/26/25	1,022,438	1,021,159
Kinetic Concepts, Inc. Term Loan B, 5.584%, 3M LIBOR + 3.250%, 02/02/24	2,524,500	2,532,389
Mallinckrodt International Finance S.A. Term Loan B, 5.086%, 3M LIBOR + 2.750%, 09/24/24	3,538,072	3,471,733
Term Loan B, 5.517%, 6M LIBOR + 3.000%, 02/24/25	822,938	811,451
MedPlast Holdings, Inc. 1st Lien Term Loan, 06/01/25 (b)	450,000	449,156
New Millennium HoldCo, Inc. Term Loan, 8.594%, 1M LIBOR + 6.500%, 12/21/20	275,784	153,749
Sotera Health Holdings LLC Term Loan, 5.334%, 3M LIBOR + 3.000%, 05/15/22	854,068	858,516
Tecomet, Inc. Term Loan, 5.510%, 1M LIBOR + 3.500%, 05/01/24	742,500	745,748

		24,805,628

Healthcare-Services—5.6%
Acadia Healthcare Co., Inc. Term Loan B3, 4.594%, 1M LIBOR + 2.500%, 02/11/22	713,683	716,137
Term Loan B4, 4.594%, 1M LIBOR + 2.500%, 02/16/23	1,442,007	1,447,865
ADMI Corp. Term Loan B, 5.344%, 1M LIBOR + 3.250%, 04/30/25	1,600,000	1,599,000
Alliance Healthcare Services, Inc. Term Loan B, 6.594%, 1M LIBOR + 4.500%, 10/24/23	965,313	972,552
BioClinica, Inc. 1st Lien Term Loan, 6.625%, 3M LIBOR + 4.250%, 10/20/23	640,250	611,439
BW NHHC Holdco, Inc. 1st Lien Term Loan, 7.073%, 1M LIBOR + 5.000%, 05/15/25	925,000	915,750

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Community Health Systems, Inc. Term Loan G, 5.307%, 3M LIBOR + 3.000%, 12/31/19	2,573,188	$2,566,914
Term Loan H, 5.557%, 3M LIBOR + 3.250%, 01/27/21	1,872,059	1,830,133
Concentra, Inc. 1st Lien Term Loan, 4.740%, 1M LIBOR + 2.750%, 06/01/22	776,731	778,026
CPI Holdco LLC 1st Lien Term Loan, 5.594%, 1M LIBOR + 3.500%, 03/21/24	641,877	646,692
DaVita, Inc. Term Loan B, 4.844%, 1M LIBOR + 2.750%, 06/24/21	3,072,000	3,083,784
Envision Healthcare Corp. Term Loan B, 5.100%, 1M LIBOR + 3.000%, 12/01/23	3,809,576	3,812,529
Equian LLC Term Loan B, 5.334%, 1M LIBOR + 3.000%, 05/20/24	594,995	594,003
Gentiva Health Services, Inc. 1st Lien Delayed Draw Term Loan, 06/02/25 (b)	750,000	751,875
1st Lien Term Loan, 06/02/25 (b)	1,200,000	1,203,000
GHX Ultimate Parent Corp. 1st Lien Term Loan, 5.334%, 3M LIBOR + 3.000%, 06/28/24	1,091,250	1,092,614
Kindred Healthcare, Inc. Term Loan, 5.875%, 3M LIBOR + 3.500%, 04/09/21	3,029,444	3,031,301
MPH Acquisition Holdings LLC Term Loan B, 5.084%, 3M LIBOR + 2.750%, 06/07/23	4,657,314	4,639,486
National Mentor Holdings, Inc. Term Loan B, 5.334%, 3M LIBOR + 3.000%, 01/31/21	1,032,930	1,035,727
One Call Corp. Term Loan B, 7.323%, 1M LIBOR + 5.250%, 11/25/22	1,326,924	1,277,164
Ortho-Clinical Diagnostics S.A. Term Loan B, 5.336%, 3M LIBOR + 3.250%, 06/30/25	3,249,288	3,239,540
PharMerica Corp. 1st Lien Term Loan, 5.546%, 1M LIBOR + 3.500%, 12/06/24	748,125	747,969
Prospect Medical Holdings, Inc. Term Loan B, 7.500%, 1M LIBOR + 5.500%, 02/22/24	1,122,188	1,124,993
RadNet, Inc. Term Loan, 6.100%, 3M LIBOR + 3.750%, 06/30/23	1,489,923	1,509,478
Select Medical Corp. Term Loan B, 4.800%, 1M LIBOR + 2.750%, 03/01/21	1,555,312	1,553,368
Surgery Center Holdings, Inc. Term Loan B, 5.350%, 3M LIBOR + 3.250%, 09/02/24	918,063	917,776
Team Health Holdings, Inc. 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 02/06/24	1,925,625	1,863,845
U.S. Anesthesia Partners, Inc. Term Loan, 5.094%, 1M LIBOR + 3.000%, 06/23/24	1,907,367	1,904,983
Wink Holdco, Inc. 1st Lien Term Loan B, 5.094%, 1M LIBOR + 3.000%, 12/02/24	422,875	421,950

		45,889,893

Hotels, Restaurants & Leisure—1.1%
1011778 B.C. Unlimited Liability Co. Term Loan B3, 4.344%, 1M LIBOR + 2.250%, 02/16/24	6,631,849	6,603,829
Eldorado Resorts LLC Term Loan B, 4.375%, 3M LIBOR + 2.250%, 04/17/24	775,297	777,478
GVC Holdings plc Term Loan, 4.602%, 1M LIBOR + 2.500%, 03/29/24	1,022,438	1,023,289

Hotels, Restaurants & Leisure—(Continued)
Las Vegas Sands LLC Term Loan B, 3.844%, 1M LIBOR + 1.750%, 03/27/25	972,563	967,152

		9,371,748

Household Products—0.1%
Energizer Holdings, Inc. Term Loan B, 06/30/25 (b)	500,000	501,459

Household Products/Wares—1.0%
CFSP Acquisition Corp. 1st Lien Term Loan, 5.088%, 1M LIBOR + 3.000%, 03/21/25	203,478	201,952
Delayed Draw Term Loan, 1.000%, UNFND + 1.000%, 03/06/25 (c)	46,012	45,667
KIK Custom Products, Inc. Term Loan B, 6.094%, 1M LIBOR + 4.000%, 05/15/23	1,752,096	1,747,351
Libbey Glass, Inc. Term Loan B, 5.046%, 1M LIBOR + 3.000%, 04/09/21	391,091	386,202
Prestige Brands, Inc. Term Loan B4, 4.094%, 1M LIBOR + 2.000%, 01/26/24	500,251	499,209
Spectrum Brands, Inc. Term Loan B, 4.160%, 1M LIBOR + 2.000%, 06/23/22	1,910,950	1,907,764
Spin Holdco, Inc. Term Loan B, 5.342%, 3M LIBOR + 3.250%, 11/14/22	3,035,694	3,027,835

		7,815,980

Industrial Conglomerates—0.3%
IG Investment Holdings LLC 1st Lien Term Loan, 5.693%, 3M LIBOR + 3.500%, 05/18/25	2,738,381	2,740,950

Insurance—3.9%
Alliant Holdings I, Inc. Term Loan B, 5.046%, 1M LIBOR + 3.000%, 05/09/25	2,338,989	2,327,159
AmWINS Group, Inc. Term Loan B, 4.820%, 1M LIBOR + 2.750%, 01/25/24	3,889,698	3,880,277
Asurion LLC 2nd Lien Term Loan, 8.094%, 1M LIBOR + 6.000%, 08/04/25	2,350,000	2,375,335
Term Loan B4, 4.844%, 1M LIBOR + 2.750%, 08/04/22	4,860,740	4,858,309
Term Loan B6, 4.844%, 1M LIBOR + 2.750%, 11/03/23	2,714,419	2,714,701
Camelot UK Holdco, Ltd. Term Loan, 5.344%, 1M LIBOR + 3.250%, 10/03/23	1,996,436	1,994,356
Hub International, Ltd. Term Loan B, 5.360%, 3M LIBOR + 3.000%, 04/25/25	4,575,000	4,551,004
Sedgwick Claims Management Services, Inc. 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 03/01/21	1,047,273	1,043,215
UFC Holdings LLC 1st Lien Term Loan, 5.350%, 1M LIBOR + 3.250%, 08/18/23	1,970,000	1,974,720
USI, Inc. Term Loan, 5.334%, 3M LIBOR + 3.000%, 05/16/24	2,679,750	2,667,356
VF Holding Corp. Reprice Term Loan, 5.344%, 1M LIBOR + 3.250%, 06/30/23	3,716,362	3,725,653

		32,112,085

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Internet—3.1%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 5.350%, 1M LIBOR + 3.250%, 10/19/23	2,793,527	$2,792,362
Ascend Learning LLC Term Loan B, 5.094%, 1M LIBOR + 3.000%, 07/12/24	1,389,500	1,390,021
Getty Images, Inc. Term Loan B, 5.594%, 1M LIBOR + 3.500%, 10/18/19	3,356,547	3,250,756
Go Daddy Operating Co. LLC Term Loan, 4.344%, 1M LIBOR + 2.250%, 02/15/24	5,068,248	5,050,296
Match Group, Inc. Term Loan B, 4.585%, 1M LIBOR + 2.500%, 11/16/22	481,250	484,258
Shutterfly, Inc. Term Loan B2, 4.850%, 1M LIBOR + 2.750%, 08/17/24	525,000	526,575
SurveyMonkey, Inc. Term Loan, 6.600%, 1M LIBOR + 4.500%, 04/13/24	1,584,000	1,582,020
Tibco Software, Inc. Term Loan B, 5.600%, 1M LIBOR + 3.500%, 12/04/20	3,305,581	3,321,078
Uber Technologies Incremental Term Loan, 5.547%, 1M LIBOR + 3.500%, 07/13/23	4,400,390	4,438,894
Term Loan, 6.001%, 1M LIBOR + 4.000%, 04/04/25	1,425,000	1,433,550
Vivid Seats, Ltd. 1st Lien Term Loan, 5.594%, 1M LIBOR + 3.500%, 06/30/24	965,250	959,820

		25,229,630

Internet Software & Services—0.6%
Answers Finance LLC 2nd Lien Term Loan, 12.900%, PRIME + 7.900%, 09/15/21	149,513	146,522
Extreme Reach, Inc. 1st Lien Term Loan, 8.350%, 3M LIBOR + 6.250%, 02/07/20	2,129,110	2,126,449
Sutherland Global Services, Inc. Term Loan B, 7.709%, 3M LIBOR + 5.375%, 04/23/21	839,314	809,938
Travelport Finance (Luxembourg) S.a.r.l. Term Loan B, 4.830%, 3M LIBOR + 2.500%, 03/17/25	1,875,000	1,870,898

		4,953,807

Investment Company Securities—0.4%
EIG Management Co. LLC Term Loan B, 6.079%, 3M LIBOR + 3.750%, 02/22/25	250,000	252,708
FinCo I LLC Term Loan B, 4.627%, 1M LIBOR + 2.750%, 12/27/22	941,053	942,935
LSF9 Atlantis Holdings LLC Term Loan, 8.001%, 1M LIBOR + 6.000%, 05/01/23	1,285,113	1,270,120
TKC Holdings, Inc. 1st Lien Term Loan, 5.850%, 1M LIBOR + 3.750%, 02/01/23	563,823	564,880

		3,030,643

Iron/Steel—0.1%
Phoenix Services International LLC Term Loan, 5.751%, 1M LIBOR + 3.750%, 03/01/25	847,875	853,704

IT Services—0.1%
Blackhawk Network Holdings, Inc. 1st Lien Term Loan, 5.073%, 1M LIBOR + 3.000%, 06/15/25	750,000	749,180

Leisure Products—0.7%
Bombardier Recreational Products, Inc. Term Loan B, 4.090%, 3M LIBOR + 2.000%, 05/23/25	4,284,777	4,257,997
Sabre GLBL, Inc. Term Loan B, 4.094%, 1M LIBOR + 2.000%, 02/22/24	926,555	925,783
Steinway Musical Instruments, Inc. Term Loan B, 5.835%, 1M LIBOR + 3.750%, 02/13/25	822,938	828,081

		6,011,861

Leisure Time—0.8%
Aristocrat Technologies, Inc. 1st Lien Term Loan, 4.105%, 3M LIBOR + 1.750%, 10/19/24	1,144,257	1,138,749
ClubCorp Holdings, Inc. Term Loan B, 5.084%, 3M LIBOR + 2.750%, 09/18/24	1,664,756	1,654,351
Delta 2 (LUX) S.a.r.l. Term Loan, 4.594%, 1M LIBOR + 2.500%, 02/01/24	2,243,230	2,217,527
Hayward Industries, Inc. 1st Lien Term Loan, 5.594%, 1M LIBOR + 3.500%, 08/05/24	421,813	423,131
SRAM LLC Term Loan B, 4.924%, 2M LIBOR + 2.750%, 03/15/24	1,339,084	1,335,736

		6,769,494

Life Sciences Tools & Services—0.2%
Syneos Health, Inc. Term Loan B, 4.094%, 1M LIBOR + 2.000%, 08/01/24	1,319,299	1,315,648

Lodging—1.9%
Boyd Gaming Corp. Term Loan B3, 4.488%, 1W LIBOR + 2.500%, 09/15/23	893,655	897,405
CityCenter Holdings LLC Term Loan B, 4.344%, 1M LIBOR + 2.250%, 04/18/24	2,354,804	2,346,218
Crown Finance U.S., Inc. Term Loan, 4.594%, 1M LIBOR + 2.500%, 02/28/25	1,945,125	1,935,279
Cypress Intermediate Holdings III, Inc. 1st Lien Term Loan, 5.100%, 1M LIBOR + 3.000%, 04/27/24	1,212,750	1,212,750
Four Seasons Hotels, Ltd. 1st Lien Term Loan, 4.094%, 1M LIBOR + 2.000%, 11/30/23	886,500	885,392
Hilton Worldwide Finance LLC Term Loan B2, 3.841%, 1M LIBOR + 1.750%, 10/25/23	2,750,010	2,751,586
MGM Growth Properties Operating Partnership L.P. Term Loan B, 4.094%, 1M LIBOR + 2.000%, 04/25/23	1,857,250	1,857,636
Playa Resorts Holding B.V. Term Loan B, 4.840%, 1M LIBOR + 2.750%, 04/29/24	2,306,303	2,281,438
Tropicana Entertainment, Inc. Term Loan, 5.094%, 1M LIBOR + 3.000%, 11/27/20	117,333	117,773
Wyndham Hotels & Resorts, Inc. Term Loan B, 3.726%, 1M LIBOR + 1.750%, 05/30/25	1,200,000	1,200,875

		15,486,352

Machinery—0.6%
CPM Holdings, Inc. Term Loan B, 5.594%, 1M LIBOR + 3.500%, 04/11/22	1,248,352	1,261,225
Delachaux S.A. Term Loan B2, 5.834%, 3M LIBOR + 3.500%, 10/28/21	384,799	385,761
Dynacast International LLC Term Loan B 2, 5.584%, 3M LIBOR + 3.250%, 01/28/22	1,196,287	1,200,772

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Machinery—(Continued)
Global Brass & Copper, Inc. Term Loan B, 4.625%, 1M LIBOR + 2.500%, 05/24/25	810,563	$812,589
Paladin Brands Holding, Inc. Term Loan B, 7.834%, 3M LIBOR + 5.500%, 08/15/22	1,161,511	1,168,771

		4,829,118

Machinery-Diversified—1.5%
Apergy Corp. 1st Lien Term Loan, 4.563%, 1M LIBOR + 2.500%, 05/09/25	325,000	324,594
Clark Equipment Co. Term Loan B, 4.334%, 3M LIBOR + 2.000%, 05/18/24	1,782,452	1,773,262
Engineered Machinery Holdings, Inc. 1st Lien Term Loan, 5.584%, 3M LIBOR + 3.250%, 07/19/24	1,169,125	1,169,125
EWT Holdings III Corp. Term Loan, 5.094%, 1M LIBOR + 3.000%, 12/20/24	3,892,004	3,899,301
Gardner Denver, Inc. Term Loan B, 4.844%, 1M LIBOR + 2.750%, 07/30/24	1,120,519	1,123,600
Pro Mach Group, Inc. Term Loan B, 5.025%, 1M LIBOR + 3.000%, 03/07/25	224,438	222,109
Titan Acquisition, Ltd. Term Loan B, 5.094%, 1M LIBOR + 3.000%, 03/28/25	2,768,063	2,733,462
Waterjet Holdings, Inc. Term Loan, 5.153%, 1M LIBOR + 3.000%, 04/03/25	225,000	224,438
Welbilt, Inc. Term Loan B, 4.844%, 1M LIBOR + 2.750%, 03/03/23	835,897	836,921

		12,306,812

Marine—0.2%
Stena International S.a.r.l. Term Loan B, 5.340%, 3M LIBOR + 3.000%, 03/03/21	1,627,750	1,595,195

Media—5.6%
ALM Media Holdings, Inc. 1st Lien Term Loan, 6.834%, 3M LIBOR + 4.500%, 07/31/20	379,523	338,250
AMC Entertainment Holdings, Inc. Term Loan, 4.323%, 1M LIBOR + 2.250%, 12/15/22	2,047,500	2,047,318
Term Loan B, 4.323%, 1M LIBOR + 2.250%, 12/15/23	518,438	517,709
CBS Radio, Inc. Term Loan B, 4.838%, 1M LIBOR + 2.750%, 11/17/24	1,944,427	1,935,109
Charter Communications Operating LLC Term Loan B, 4.100%, 1M LIBOR + 2.000%, 04/30/25	1,907,875	1,908,308
Crossmark Holdings, Inc. 1st Lien Term Loan, 5.834%, 3M LIBOR + 3.500%, 12/20/19	1,396,131	778,778
CSC Holdings LLC Term Loan B, 4.573%, 1M LIBOR + 2.500%, 01/25/26	1,200,000	1,198,050
Cumulus Media New Holdings, Inc. Term Loan, 6.600%, 1M LIBOR + 4.500%, 05/15/22	3,156,428	3,142,619
Entravision Communications Corp. Term Loan B, 4.844%, 1M LIBOR + 2.750%, 11/29/24	1,017,313	1,006,504
Global Eagle Entertainment, Inc. 1st Lien Term Loan, 9.358%, 6M LIBOR + 7.500%, 01/06/23	1,089,844	1,113,003
Gray Television, Inc. Term Loan B, 4.251%, 1M LIBOR + 2.250%, 02/07/24	1,561,423	1,558,496
Hubbard Radio LLC Term Loan B, 5.100%, 1M LIBOR + 3.000%, 03/28/25	639,486	641,085

Media—(Continued)
iHeartCommunications, Inc. Extended Term Loan E, 0.000%, 07/30/19 (g)	425,533	325,266
Term Loan D, 0.000%, 01/30/19 (g)	1,323,104	1,013,828
Information Resources, Inc. 1st Lien Term Loan, 6.569%, 3M LIBOR + 4.250%, 01/18/24	1,777,500	1,780,276
Kasima LLC Term Loan B, 4.770%, 3M LIBOR + 2.500%, 05/17/21	188,603	189,782
Mission Broadcasting, Inc. Term Loan B2, 4.482%, 1M LIBOR + 2.500%, 01/17/24	290,158	290,340
Nexstar Broadcasting, Inc. Term Loan B2, 4.482%, 1M LIBOR + 2.500%, 01/17/24	2,234,232	2,235,628
Numericable Group S.A.
Term Loan B11, 4.844%, 1M LIBOR + 2.750%, 07/31/25	1,782,000	1,753,786
ProQuest LLC
Term Loan B, 5.844%, 1M LIBOR + 3.750%, 10/24/21	1,628,076	1,639,779
Raycom TV Broadcasting LLC
Term Loan B, 4.344%, 1M LIBOR + 2.250%, 08/23/24	1,017,313	1,018,267
Sinclair Broadcasting, Inc.
Term Loan B, 12/12/24 (b)	2,850,000	2,849,273
Term Loan B2, 4.350%, 1M LIBOR + 2.250%, 01/03/24	2,102,839	2,102,576
Unitymedia Finance LLC
Term Loan D, 4.323%, 1M LIBOR + 2.250%, 01/15/26	925,000	921,531
Univision Communications, Inc.
Term Loan C5, 4.844%, 1M LIBOR + 2.750%, 03/15/24	7,320,954	7,088,250
Ziggo Secured Finance Partnership
Term Loan E, 4.573%, 1M LIBOR + 2.500%, 04/15/25	6,475,000	6,416,324

		45,810,135

Metal Fabricate/Hardware—1.3%
Ameriforge Group, Inc.
Term Loan, 9.334%, PIK + 1.000%, 06/08/22 (j)	762,160	767,876
Atkore International, Inc. 1st Lien Term Loan, 5.090%, 3M LIBOR + 2.750%, 12/22/23	1,368,125	1,369,322
Penn Engineering & Manufacturing Corp.
Term Loan B, 4.844%, 1M LIBOR + 2.750%, 06/27/24	247,500	247,500
Rexnord LLC
Term Loan B, 4.341%, 1M LIBOR + 2.250%, 08/21/24	2,928,863	2,930,236
WireCo WorldGroup, Inc. 1st Lien Term Loan, 7.094%, 1M LIBOR + 5.000%, 09/30/23	564,938	569,460
Zekelman Industries, Inc.
Term Loan B, 4.582%, 3M LIBOR + 2.250%, 06/14/21	4,858,908	4,834,613

		10,719,007

Mining—0.1%
Neenah Foundry Co.
Term Loan, 8.634%, 3M LIBOR + 6.500%, 12/13/22	755,625	751,847
New Day Aluminum LLC
First Out Term Loan, 4.000%, 3M LIBOR + 4.000%, 10/28/20 (d) (e) (f)	30,327	18,196
Noranda Aluminum Acquisition Corp.
Term Loan B, 0.000%, 02/28/19 (d) (e) (f) (g)	430,320	33,178

		803,221

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—1.0%
CTC AcquiCo GmbH
Term Loan B2, 5.568%, 3M LIBOR + 3.250%, 03/07/25	1,100,000	$1,097,250
Filtration Group Corp. 1st Lien Term Loan, 5.094%, 3M LIBOR + 3.000%, 03/29/25	1,521,188	1,524,198
Gates Global LLC
Term Loan B, 5.084%, 3M LIBOR + 2.750%, 04/01/24	3,827,857	3,831,845
Werner FinCo L.P.
Term Loan, 5.982%, 1M LIBOR + 4.000%, 07/24/24	1,393,935	1,397,420

		7,850,713

Office/Business Equipment—0.1%
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.610%, 3M LIBOR + 4.250%, 06/21/24	495,000	496,490

Oil & Gas—1.6%
Apro LLC Term Loan B, 6.140%, 3M LIBOR + 4.000%, 08/08/24	243,542	245,216
BCP Raptor LLC Term Loan B, 6.421%, 3M LIBOR + 4.250%, 06/24/24	668,250	656,347
Citgo Petroleum Corp. Term Loan B, 5.808%, 3M LIBOR + 3.500%, 07/29/21	2,392,003	2,403,217
Delek U.S. Holdings, Inc. Term Loan B, 4.594%, 1M LIBOR + 2.500%, 03/13/25	349,125	348,252
Emerald Expositions Holding, Inc. Term Loan B, 4.844%, 1M LIBOR + 2.750%, 05/22/24	1,026,197	1,024,914
Fieldwood Energy LLC 1st Lien TL, 7.344%, 1M LIBOR + 5.250%, 04/11/22	1,276,437	1,280,691
Medallion Midland Acquisition LLC 1st Lien Term Loan, 5.344%, 1M LIBOR + 3.250%, 10/30/24	597,000	590,284
MEG Energy Corp. Term Loan B, 5.600%, 3M LIBOR + 3.500%, 12/31/23	1,024,557	1,027,119
Oxbow Carbon LLC 1st Lien Term Loan B, 5.844%, 1M LIBOR + 3.750%, 01/04/23	609,375	616,230
PSC Industrial Holdings Corp. 1st Lien Term Loan, 5.835%, 1M LIBOR + 3.750%, 10/03/24	1,666,625	1,666,625
Sheridan Production Partners I LLC Term Loan B2, 5.820%, 3M LIBOR + 3.500%, 10/01/19	1,043,737	925,447
Term Loan B2 I-A, 5.820%, 3M LIBOR + 3.500%, 10/01/19	138,304	122,629
Term Loan B2 I-M, 5.820%, 3M LIBOR + 3.500%, 10/01/19	84,477	74,903
Southcross Energy Partners L.P. 1st Lien Term Loan, 6.584%, 3M LIBOR + 4.250%, 08/04/21	479,187	465,411
Ultra Resources, Inc. 1st Lien Term Loan, 5.085%, 1M LIBOR + 3.000%, 04/12/24	1,375,000	1,271,187

		12,718,472

Oil & Gas Services—0.2%
McDermott Technology Americas, Inc. 1st Lien Term Loan, 7.094%, 1M LIBOR + 5.000%, 05/10/25	1,147,125	1,154,581
Thermon Industries, Inc. Term Loan B, 5.732%, 1M LIBOR + 3.750%, 10/24/24	314,125	316,874

		1,471,455

Security Description	Principal Amount*	Value

Packaging & Containers—3.0%
Berlin Packaging LLC Term Loan B, 5.043%, 1M LIBOR + 3.000%, 11/07/25	225,000	$224,096
Berry Global, Inc. Term Loan Q, 4.075%, 1M LIBOR + 2.000%, 10/01/22	818,346	818,346
BWAY Holding Co. Term Loan B, 5.587%, 3M LIBOR + 3.250%, 04/03/24	1,930,500	1,934,724
Consolidated Container Co. LLC 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 05/22/24	868,448	871,570
Crown Americas LLC Term Loan B, 4.312%, 3M LIBOR + 2.000%, 01/29/25	600,000	601,541
Flex Acquisition Co., Inc. 1st Lien Term Loan, 5.308%, 3M LIBOR + 3.000%, 12/29/23	4,681,472	4,673,532
1st Lien Term Loan, 5.751%, 3M LIBOR + 3.500%, 06/29/25 (b)	1,350,000	1,353,375
Multi Color Corp. Term Loan B, 4.344%, 1M LIBOR + 2.250%, 10/31/24	323,375	323,779
Reynolds Group Holdings, Inc. Term Loan, 4.844%, 1M LIBOR + 2.750%, 02/05/23	8,485,310	8,484,131
Ring Container Technologies Group LLC 1st Lien Term Loan, 4.844%, 1M LIBOR + 2.750%, 10/31/24	671,625	669,106
SIG Combibloc U.S. Acquisition, Inc. Term Loan, 4.844%, 1M LIBOR + 2.750%, 03/13/22	2,910,668	2,914,760
Trident TPI Holdings, Inc. Term Loan B1, 5.344%, 1M LIBOR + 3.250%, 10/17/24	1,916,996	1,907,411

		24,776,371

Pharmaceuticals—4.4%
Akorn, Inc. Term Loan B, 6.375%, 1M LIBOR + 4.250%, 04/16/21	895,627	880,513
Alkermes, Inc. Term Loan B, 4.260%, 1M LIBOR + 2.250%, 03/23/23	355,313	355,979
Amneal Pharmaceuticals LLC Term Loan B, 5.625%, 1M LIBOR + 3.500%, 05/04/25	3,324,232	3,324,232
Arbor Pharmaceuticals, Inc. Term Loan B, 7.485%, 6M LIBOR + 5.000%, 07/05/23	2,492,264	2,506,801
Auris Luxembourg III S.a.r.l. Term Loan B7, 5.334%, 3M LIBOR + 3.000%, 01/17/22	1,705,479	1,715,072
Change Healthcare Holdings LLC Term Loan B, 4.844%, 1M LIBOR + 2.750%, 03/01/24	7,208,750	7,193,878
Diplomat Pharmacy, Inc. Term Loan B, 6.600%, 1M LIBOR + 4.500%, 12/20/24	445,500	451,347
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 6.375%, 1M LIBOR + 4.250%, 04/29/24	5,972,212	5,944,215
Genoa a QoL Healthcare Co. LLC 1st Lien Term Loan, 5.344%, 1M LIBOR + 3.250%, 10/28/23	564,981	566,276
Grifols Worldwide Operations USA, Inc. Term Loan, 4.238%, 1W LIBOR + 2.250%, 01/31/25	3,209,375	3,213,053
HLF Financing S.a.r.l. Term Loan B, 7.594%, 1M LIBOR + 5.500%, 02/15/23	1,314,063	1,328,298
Horizon Pharma, Inc. 1st Lien Term Loan, 5.375%, 1M LIBOR + 3.250%, 03/29/24	1,608,981	1,608,310
Indivior Finance S.a.r.l. Term Loan B, 6.860%, 3M LIBOR + 4.500%, 12/18/22	2,313,375	2,310,483

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Valeant Pharmaceuticals International, Inc. Term Loan B, 4.982%, 1M LIBOR + 3.000%, 06/01/25	4,791,287	$4,781,728

		36,180,185

Professional Services—0.5%
Realogy Group LLC Term Loan B, 4.296%, 1M LIBOR + 2.250%, 02/08/25	2,548,165	2,550,556
Trans Union LLC Term Loan B3, 4.094%, 1M LIBOR + 2.000%, 04/10/23	1,473,543	1,471,332

		4,021,888

Real Estate—0.8%
DTZ U.S. Borrower LLC 1st Lien Term Loan, 5.570%, 3M LIBOR + 3.250%, 11/04/21	4,764,894	4,764,894
RE/MAX International, Inc. Term Loan B, 4.844%, 1M LIBOR + 2.750%, 12/15/23	1,890,872	1,899,145

		6,664,039

Real Estate Investment Trusts—0.8%
ESH Hospitality, Inc. Term Loan B, 4.094%, 1M LIBOR + 2.000%, 08/30/23	1,525,425	1,520,975
Iron Mountain, Inc. Term Loan B, 3.844%, 1M LIBOR + 1.750%, 01/02/26	822,938	806,479
Quality Care Properties, Inc. 1st Lien Term Loan, 7.344%, 1M LIBOR + 5.250%, 10/31/22	2,234,625	2,256,971
VICI Properties 1 LLC Replacement Term Loan B, 4.084%, 1M LIBOR + 2.000%, 12/20/24	2,052,273	2,042,438

		6,626,863

Retail—3.5%
Alphabet Holding Co., Inc. 1st Lien Term Loan, 5.594%, 1M LIBOR + 3.500%, 09/26/24	2,233,125	2,100,069
Ascena Retail Group, Inc. Term Loan B, 6.625%, 1M LIBOR + 4.500%, 08/21/22	2,191,371	1,963,468
Bass Pro Group LLC Term Loan B, 7.094%, 1M LIBOR + 5.000%, 09/25/24	1,215,813	1,220,751
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 5.530%, 1M LIBOR + 3.500%, 02/03/24	915,734	916,764
David’s Bridal, Inc. Term Loan B, 6.100%, 1M LIBOR + 4.000%, 10/11/19	1,579,607	1,401,901
Dhanani Group, Inc. Term Loan B, 06/27/25 (b)	550,000	547,938
Evergreen Acqco 1 L.P. Term Loan, 6.112%, 3M LIBOR + 3.750%, 07/09/19	1,438,251	1,405,890
Golden Nugget, Inc. Incremental Term Loan B, 4.820%, 1M LIBOR + 2.750%, 10/04/23	3,652,047	3,659,749
Harbor Freight Tools USA, Inc. Term Loan B, 4.594%, 1M LIBOR + 2.500%, 08/18/23	422,875	421,516
IRB Holding Corp. 1st Lien Term Loan, 5.270%, 1M LIBOR + 3.250%, 02/05/25	798,000	800,195
J. Crew Group, Inc. Term Loan B, 5.220%, 1M LIBOR + 3.000%, 03/05/21 (d) (e) (f)	3,113,034	2,331,040

Security Description	Principal Amount*	Value

Retail—(Continued)
Neiman Marcus Group, Ltd. LLC Term Loan, 5.263%, 1M LIBOR + 3.250%, 10/25/20	1,964,394	$1,745,855
Party City Holdings, Inc. Term Loan B, 4.992%, 1M LIBOR + 2.750%, 08/19/22	1,169,051	1,170,055
PetSmart, Inc. Term Loan B2, 5.010%, 1M LIBOR + 3.000%, 03/11/22	3,392,992	2,818,728
Pier 1 Imports (U.S.), Inc. Term Loan B, 5.953%, 6M LIBOR + 3.500%, 04/30/21	1,473,697	1,352,117
Reece, Ltd. Term Loan B, 05/30/25 (b)	775,000	777,422
Sage Automotive Interiors, Inc. 1st Lien Term Loan, 7.094%, 1M LIBOR + 5.000%, 10/27/22	689,500	694,671
Serta Simmons Bedding LLC 1st Lien Term Loan, 5.750%, 3M LIBOR + 3.500%, 11/08/23	4,196,875	3,584,391

		28,912,520

Semiconductors—0.7%
Bright Bidco B.V. Term Loan B, 5.760%, 3M LIBOR + 3.500%, 06/30/24	1,906,908	1,906,908
Cypress Semiconductor Corp. Term Loan B, 4.350%, 1M LIBOR + 2.250%, 07/05/21	991,889	995,815
Entegris, Inc. Term Loan B, 4.344%, 1M LIBOR + 2.250%, 04/30/21	124,231	124,852
Lattice Semiconductor Corp. Term Loan, 6.275%, 1M LIBOR + 4.250%, 03/10/21	1,747,642	1,754,196
MACOM Technology Solutions Holdings, Inc. Add on Term Loan, 4.344%, 1M LIBOR + 2.250%, 05/17/24	1,147,365	1,133,501

		5,915,272

Semiconductors & Semiconductor Equipment—0.1%
Microchip Technology, Inc. Term Loan B, 4.100%, 1M LIBOR + 2.000%, 05/29/25	850,000	852,125

Software—7.8%
Almonde, Inc. 1st Lien Term Loan, 5.807%, 3M LIBOR + 3.500%, 06/13/24	2,456,438	2,416,827
Applied Systems, Inc. 1st Lien Term Loan, 5.334%, 3M LIBOR + 3.000%, 09/19/24	3,502,045	3,511,073
Barracuda Networks, Inc. 1st Lien Term Loan, 5.307%, 1M LIBOR + 3.250%, 02/12/25	350,000	349,125
BMC Software Finance, Inc. Term Loan B, 06/26/25 (b)	2,650,000	2,635,526
Campaign Monitor Finance Pty, Ltd. 1st Lien Term Loan, 7.584%, 3M LIBOR + 5.250%, 03/18/21 (d) (e) (f)	701,943	704,611
DigiCert, Inc. Term Loan B1, 6.844%, 1M LIBOR + 4.750%, 10/31/24	1,895,250	1,895,661
Epicor Software Corp. 1st Lien Term Loan, 5.350%, 1M LIBOR + 3.250%, 06/01/22	198,974	198,850
Eze Castle Software, Inc. 1st Lien Term Loan, 5.094%, 1M LIBOR + 3.000%, 04/06/20	2,545,525	2,557,191
First Data Corp. Term Loan, 4.091%, 1M LIBOR + 2.000%, 07/08/22	2,309,008	2,298,040
Term Loan, 4.091%, 1M LIBOR + 2.000%, 04/26/24	1,845,862	1,837,094

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Flexera Software LLC 1st Lien Term Loan, 5.350%, 1M LIBOR + 3.250%, 02/26/25	224,438	$224,765
Hyland Software, Inc. 1st Lien Term Loan, 5.344%, 1M LIBOR + 3.250%, 07/01/22	3,451,495	3,469,829
Infoblox, Inc. 1st Lien Term Loan, 6.594%, 1M LIBOR + 4.500%, 11/07/23	1,525,670	1,534,729
Infor (U.S.), Inc. Term Loan B6, 4.844%, 1M LIBOR + 2.750%, 02/01/22	7,706,563	7,680,553
Informatica LLC Term Loan, 5.344%, 1M LIBOR + 3.250%, 08/05/22	4,000,884	4,013,031
IQVIA, Inc. Term Loan B, 4.334%, 3M LIBOR + 2.000%, 03/07/24	811,768	811,768
Term Loan B2, 4.334%, 3M LIBOR + 2.000%, 01/17/25	1,042,125	1,040,301
Kronos, Inc. Term Loan B, 5.358%, 3M LIBOR + 3.000%, 11/01/23	5,505,556	5,504,929
MA FinanceCo. LLC Term Loan B2, 4.594%, 1M LIBOR + 2.500%, 11/19/21	1,896,332	1,886,613
Term Loan B3, 4.844%, 1M LIBOR + 2.750%, 06/21/24	456,728	454,016
Mitel Networks Corp. 1st Lien Term Loan B, 5.844%, 1M LIBOR + 3.750%, 09/25/23	397,587	398,084
Navicure, Inc. 1st Lien Term Loan B, 5.844%, 1M LIBOR + 3.750%, 11/01/24	597,000	597,000
Renaissance Holding Corp. Add On Term Loan, 5.584%, 3M LIBOR + 3.250%, 05/30/25	1,125,000	1,121,498
Rocket Software, Inc. 1st Lien Term Loan, 6.084%, 3M LIBOR + 3.750%, 10/14/23	1,230,042	1,238,652
Seattle Spinco, Inc. Term Loan B3, 4.844%, 1M LIBOR + 2.750%, 06/21/24	3,084,397	3,081,828
SolarWinds Holdings, Inc. Term Loan B, 5.094%, 1M LIBOR + 3.000%, 02/05/24	1,044,750	1,047,217
Solera LLC Term Loan B, 4.844%, 1M LIBOR + 2.750%, 03/03/23	771,056	769,976
Sound Inpatient Physicians 1st Lien Term Loan, 06/05/25 (b)	425,000	426,063
SS&C Technologies Holdings Europe S.a.r.l. Term Loan B4, 4.594%, 1M LIBOR + 2.500%, 04/16/25	1,341,089	1,343,939
SS&C Technologies, Inc. Term Loan B3, 4.594%, 1M LIBOR + 2.500%, 04/16/25	3,544,917	3,552,450
Veritas Bermuda, Ltd. Term Loan B, 6.650%, 1M LIBOR + 4.500%, 01/27/23	2,181,329	2,004,550
Vero Parent, Inc. Term Loan B, 7.094%, 1M LIBOR + 5.000%, 08/16/24	1,389,500	1,393,321
Wall Street Systems Delaware, Inc. Term Loan B, 5.094%, 1M LIBOR + 3.000%, 11/21/24	1,716,375	1,715,302

		63,714,412

Telecommunications—4.9%
CenturyLink, Inc. Term Loan B, 4.844%, 1M LIBOR + 2.750%, 01/31/25	4,825,750	4,734,403
Colorado Buyer, Inc. Term Loan B, 5.360%, 3M LIBOR + 3.000%, 05/01/24	1,509,750	1,511,323
CommScope, Inc. Term Loan B5, 4.094%, 1M LIBOR + 2.000%, 12/29/22	673,550	676,918

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
CPI International, Inc. 1st Lien Term Loan, 5.594%, 1M LIBOR + 3.500%, 07/26/24	620,313	$621,088
CSC Holdings LLC 1st Lien Term Loan, 4.323%, 1M LIBOR + 2.250%, 07/17/25	2,436,328	2,421,686
Digicel International Finance, Ltd. Term Loan B, 5.610%, 3M LIBOR + 3.250%, 05/28/24	1,513,564	1,458,698
Frontier Communications Corp. Term Loan B1, 5.850%, 1M LIBOR + 3.750%, 06/15/24	1,806,750	1,799,411
Intelsat Jackson Holdings S.A. Term Loan B4, 6.603%, 1M LIBOR + 4.500%, 01/02/24	1,600,000	1,670,000
Level 3 Financing, Inc. Term Loan B, 4.334%, 1M LIBOR + 2.250%, 02/22/24	2,550,000	2,547,210
MCC Iowa LLC Term Loan M, 3.990%, 1W LIBOR + 2.000%, 01/15/25	902,803	906,188
Onvoy LLC 1st Lien Term Loan B, 6.834%, 3M LIBOR + 4.500%, 02/10/24	864,558	836,459
Radiate Holdco LLC 1st Lien Term Loan, 5.094%, 1M LIBOR + 3.000%, 02/01/24	1,785,895	1,758,498
Sprint Communications, Inc. 1st Lien Term Loan B, 4.625%, 1M LIBOR + 2.500%, 02/02/24	1,762,538	1,755,378
Switch, Ltd. Term Loan B, 4.344%, 1M LIBOR + 2.250%, 06/27/24	222,750	223,214
Syniverse Holdings, Inc. 1st Lien Term Loan, 7.046%, 1M LIBOR + 5.000%, 03/09/23	947,625	948,217
Telenet Financing USD LLC Term Loan AN, 4.323%, 1M LIBOR + 2.250%, 08/17/26	2,100,000	2,087,860
Telesat Canada Term Loan B4, 4.840%, 3M LIBOR + 2.500%, 11/17/23	4,347,021	4,351,511
UPC Financing Partnership Term Loan AR, 4.573%, 1M LIBOR + 2.500%, 01/15/26	2,300,000	2,277,863
Virgin Media Bristol LLC Term Loan K, 4.573%, 1M LIBOR + 2.500%, 01/15/26	6,450,000	6,411,700
West Corp. Term Loan, 6.094%, 1M LIBOR + 4.000%, 10/10/24	1,044,750	1,042,604
Term Loan B1, 5.594%, 1M LIBOR + 3.500%, 10/10/24	300,000	299,438

		40,339,667

Thrifts & Mortgage Finance—0.0%
Ocwen Financial Corp. Term Loan B, 7.085%, 1M LIBOR + 5.000%, 12/05/20	268,517	270,027

Trading Companies & Distributors—0.1%
DXP Enterprises, Inc. Term Loan B, 6.844%, 1M LIBOR + 4.750%, 08/29/23	471,438	474,089

Transportation—0.7%
Hanjin International Corp. Term Loan B, 4.855%, 3M LIBOR + 2.500%, 10/18/20	475,000	475,594
Kenan Advantage Group, Inc. Term Loan, 5.094%, 1M LIBOR + 3.000%, 07/31/22	571,098	572,348
Term Loan B, 5.094%, 1M LIBOR + 3.000%, 07/31/22	174,788	175,170
PODS LLC 1st Lien Term Loan, 4.780%, 1M LIBOR + 2.750%, 12/06/24	595,501	594,477

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
PQ Corp. Term Loan B, 4.594%, 1M LIBOR + 2.500%, 02/08/25	2,902,856	$2,900,739
XPO Logistics, Inc. Term Loan B, 4.091%, 1M LIBOR + 2.000%, 02/24/25	575,000	571,729

		5,290,057

Trucking & Leasing—1.0%
Avolon TLB Borrower 1 (U.S.) LLC Term Loan B3, 4.088%, 1M LIBOR + 2.000%, 01/15/25	5,880,563	5,819,111
IBC Capital, Ltd. 1st Lien Term Loan, 6.085%, 3M LIBOR + 3.750%, 09/11/23	548,625	549,996
SBA Senior Finance II LLC Term Loan B, 4.100%, 1M LIBOR + 2.000%, 04/11/25	1,900,937	1,894,657

		8,263,764

Wireless Telecommunication Services—0.1%
Go Wireless, Inc. Term Loan B, 8.594%, 1M LIBOR + 6.500%, 12/22/24	682,500	679,372

Total Floating Rate Loans (Cost $800,868,044)		793,286,658

Common Stocks—0.8%

Capital Markets—0.3%
Aretec Group, Inc. (h) (i)	35,138	2,442,109

Commercial Services—0.1%
IAP Worldwide Services LLC (d) (e) (f) (h) (i)	44	513,844

Gas Utilities—0.0%
Southcross Holding GP LLC (d) (e) (f) (h) (i)	59	0
Southcross Holding L.P. - Class A (h) (i)	59	15,635

		15,635

Health Care Providers & Services—0.0%
Millennium Health LLC (h) (i)	31,600	2,370

Internet Software & Services—0.0%
Answers Corp. (d) (e) (f) (h) (i)	29,070	211,920

Media—0.1%
Cumulus Media, Inc. - Class A (h) (i)	40,548	608,220

Metals & Mining—0.2%
Ameriforge Group, Inc. (d) (e) (f) (h) (i)	24,746	1,682,728

Oil & Gas—0.0%
Fieldwood Energy LLC (h) (i)	6,048	278,208
Fieldwood Energy LLC (h) (i)	1,397	64,262

		342,470

Security Description	Principal Amount*	Value

Oil, Gas & Consumable Fuels—0.1%
Paragon Offshore Finance Co. - Class A (f) (h) (i)	1,527	$1,861
Paragon Offshore Finance Co. - Class B (f) (h) (i)	764	24,066
Samson Resources II LLC - Class A (h) (i)	19,666	462,151

		488,078

Total Common Stocks (Cost $2,615,985)		6,307,374

Short-Term Investment – 3.1%

Repurchase Agreement—3.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $25,729,401; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $26,242,644.	25,727,686	25,727,686

Total Short-Term Investments (Cost $25,727,686)		25,727,686

Total Investments—100.5% (Cost $829,211,715)		825,321,718
Unfunded Loan Commitments—(0.2)% (Cost $(1,371,853))		(1,371,853)
Net Investments— 100.3% (Cost $827,839,862)		823,949,865
Other assets and liabilities (net)—(0.3)%		(3,048,358)

Net Assets—100.0%		$820,901,507

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	This loan will settle after June 30, 2018, at which time the interest rate will be determined.
(c)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent 0.8% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Illiquid security. As of June 30, 2018, these securities represent 0.7% of net assets.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(h)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(i)	Non-income producing security.
(j)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(LIBOR)—	London Interbank Offered Rate
(PRIME)—	U.S. Federal Reserve Prime Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$3,886,901	$—	$3,886,901
Aerospace/Defense	—	14,841,633	—	14,841,633
Auto Components	—	11,813,972	—	11,813,972
Auto Manufacturers	—	2,467,025	—	2,467,025
Auto Parts & Equipment (Less Unfunded Loan Commitments of $625,000)	—	7,809,278	—	7,809,278
Banks	—	1,052,247	—	1,052,247
Beverages	—	2,468,455	—	2,468,455
Building Materials	—	8,854,655	—	8,854,655
Capital Markets (Less Unfunded Loan Commitments of $175,000)	—	14,012,549	—	14,012,549
Chemicals (Less Unfunded Loan Commitments of $54,000)	—	34,450,497	—	34,450,497
Coal	—	2,309,096	—	2,309,096
Commercial Services (Less Unfunded Loan Commitments of $223,222)	—	35,877,225	292,275	36,169,500
Commercial Services & Supplies	—	903,085	—	903,085
Communications Equipment	—	1,273,804	—	1,273,804
Computers	—	10,671,452	—	10,671,452
Distribution/Wholesale	—	672,081	—	672,081
Distributors	—	3,576,826	—	3,576,826
Diversified Consumer Services	—	2,705,251	—	2,705,251
Diversified Financial Services	—	35,356,723	—	35,356,723
Diversified Telecommunication Services	—	1,748,358	—	1,748,358
Electric	—	12,366,817	—	12,366,817
Electrical Components & Equipment	—	2,317,622	—	2,317,622
Electronics	—	5,693,974	—	5,693,974
Energy Equipment & Services	—	1,130,274	—	1,130,274
Energy-Alternate Sources	—	957,018	—	957,018
Engineering & Construction	—	198,888	—	198,888
Entertainment	—	9,044,479	—	9,044,479
Environmental Control (Less Unfunded Loan Commitments of $248,619)	—	7,364,194	—	7,364,194
Equity Real Estate Investment Trusts	—	886,837	—	886,837
Food	—	27,242,636	—	27,242,636

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Food Products	$—	$317,296	$—	$317,296
Forest Products & Paper	—	989,063	—	989,063
Hand/Machine Tools	—	4,828,947	—	4,828,947
Health Care Providers & Services	—	525,000	—	525,000
Health Care Technology	—	1,835,053	—	1,835,053
Healthcare-Products	—	24,805,628	—	24,805,628
Healthcare-Services	—	45,889,893	—	45,889,893
Hotels, Restaurants & Leisure	—	9,371,748	—	9,371,748
Household Products	—	501,459	—	501,459
Household Products/Wares (Less Unfunded Loan Commitments of $46,012)	—	7,769,968	—	7,769,968
Industrial Conglomerates	—	2,740,950	—	2,740,950
Insurance	—	32,112,085	—	32,112,085
Internet	—	25,229,630	—	25,229,630
Internet Software & Services	—	4,953,807	—	4,953,807
Investment Company Securities	—	3,030,643	—	3,030,643
Iron/Steel	—	853,704	—	853,704
IT Services	—	749,180	—	749,180
Leisure Products	—	6,011,861	—	6,011,861
Leisure Time	—	6,769,494	—	6,769,494
Life Sciences Tools & Services	—	1,315,648	—	1,315,648
Lodging	—	15,486,352	—	15,486,352
Machinery	—	4,829,118	—	4,829,118
Machinery-Diversified	—	12,306,812	—	12,306,812
Marine	—	1,595,195	—	1,595,195
Media	—	45,810,135	—	45,810,135
Metal Fabricate/Hardware	—	10,719,007	—	10,719,007
Mining	—	751,847	51,374	803,221
Miscellaneous Manufacturing	—	7,850,713	—	7,850,713
Office/Business Equipment	—	496,490	—	496,490
Oil & Gas	—	12,718,472	—	12,718,472
Oil & Gas Services	—	1,471,455	—	1,471,455
Packaging & Containers	—	24,776,371	—	24,776,371
Pharmaceuticals	—	36,180,185	—	36,180,185
Professional Services	—	4,021,888	—	4,021,888
Real Estate	—	6,664,039	—	6,664,039
Real Estate Investment Trusts	—	6,626,863	—	6,626,863
Retail	—	26,581,480	2,331,040	28,912,520
Semiconductors	—	5,915,272	—	5,915,272
Semiconductors & Semiconductor Equipment	—	852,125	—	852,125
Software	—	63,009,801	704,611	63,714,412
Telecommunications	—	40,339,667	—	40,339,667
Thrifts & Mortgage Finance	—	270,027	—	270,027
Trading Companies & Distributors	—	474,089	—	474,089
Transportation	—	5,290,057	—	5,290,057
Trucking & Leasing	—	8,263,764	—	8,263,764
Wireless Telecommunication Services	—	679,372	—	679,372
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	788,535,505	3,379,300	791,914,805
Common Stocks
Capital Markets	—	2,442,109	—	2,442,109
Commercial Services	—	—	513,844	513,844
Gas Utilities	—	15,635	0	15,635
Health Care Providers & Services	—	2,370	—	2,370
Internet Software & Services	—	—	211,920	211,920
Media	608,220	—	—	608,220
Metals & Mining	—	—	1,682,728	1,682,728

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Oil & Gas	$—	$342,470	$—	$342,470
Oil, Gas & Consumable Fuels	24,066	464,012	—	488,078
Total Common Stocks	632,286	3,266,596	2,408,492	6,307,374
Total Short-Term Investment*	—	25,727,686	—	25,727,686
Total Net Investments	$632,286	$817,529,787	$5,787,792	$823,949,865

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2018 is not presented.

Transfers from Level 2 to Level 3 in the amount of $2,440,274 were due to a decline in market activity for significant observable inputs, which resulted in a lack of available market inputs to determine price.

Transfers from Level 2 to Level 1 in the amount of $17,572 were due to the resumption of trading activity which resulted in the availability of significant observable inputs. Transfers from Level 3 to Level 2 in the amount of $817,135 were due to the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$823,949,865
Cash	8,082,038
Receivable for:
Investments sold	14,254,261
Fund shares sold	92,197
Interest	1,217,443

Total Assets	847,595,804
Liabilities
Payables for:
Investments purchased	25,575,055
Fund shares redeemed	248,723
Accrued Expenses:
Management fees	407,450
Distribution and service fees	22,217
Deferred trustees’ fees	117,190
Other expenses	323,662

Total Liabilities	26,694,297

Net Assets	$820,901,507

Net Assets Consist of:
Paid in surplus	$821,524,422
Undistributed net investment income	17,118,168
Accumulated net realized loss	(13,851,086)
Unrealized depreciation on investments	(3,889,997)

Net Assets	$820,901,507

Net Assets
Class A	$711,777,523
Class B	109,123,984
Capital Shares Outstanding*
Class A	69,991,102
Class B	10,792,922
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.17
Class B	10.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $827,839,862.
(b)	Investments at value is net of unfunded loan commitments of $1,371,853.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Interest	$20,420,888

Total investment income	20,420,888
Expenses
Management fees	2,484,006
Administration fees	13,093
Custodian and accounting fees	167,472
Distribution and service fees—Class B	131,375
Audit and tax services	61,730
Legal	21,574
Trustees’ fees and expenses	20,713
Shareholder reporting	14,955
Insurance	2,629
Miscellaneous	6,321

Total expenses	2,923,868

Net Investment Income	17,497,020

Net Realized and Unrealized Gain
Net realized gain on investments	344,674

Net change in unrealized appreciation on investments	721,251

Net realized and unrealized gain	1,065,925

Net Increase in Net Assets From Operations	$18,562,945

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,497,020	$31,185,830
Net realized gain (loss)	344,674	(673,509)
Net change in unrealized appreciation	721,251	1,281,800

Increase in net assets from operations	18,562,945	31,794,121

From Distributions to Shareholders
Net investment income
Class A	(27,388,636)	(28,266,395)
Class B	(3,898,414)	(4,034,076)

Total distributions	(31,287,050)	(32,300,471)

Increase (decrease) in net assets from capital share transactions	(2,452,527)	17,144,344

Total increase (decrease) in net assets	(15,176,632)	16,637,994

Net Assets
Beginning of period	836,078,139	819,440,145

End of period	$820,901,507	$836,078,139

Undistributed net investment income
End of period	$17,118,168	$30,908,198

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	976,686	$10,208,857	1,209,855	$12,375,767
Reinvestments	2,690,436	27,388,636	2,790,365	28,266,395
Redemptions	(4,427,988)	(46,321,431)	(2,334,820)	(24,125,417)

Net increase (decrease)	(760,866)	$(8,723,938)	1,665,400	$16,516,745

Class B
Sales	1,211,694	$12,573,417	1,961,942	$20,207,350
Reinvestments	385,219	3,898,414	400,206	4,034,076
Redemptions	(981,965)	(10,200,420)	(2,299,320)	(23,613,827)

Net increase	614,948	$6,271,411	62,828	$627,599

Increase (decrease) derived from capital shares transactions		$(2,452,527)		$17,144,344

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.34		$10.35	$9.86	$10.31	$10.63	$10.69

Income (Loss) from Investment Operations
Net investment income (a)	0.22		0.39	0.40	0.39	0.37	0.42
Net realized and unrealized gain (loss) on investments	0.02		0.02	0.52	(0.45)	(0.26)	0.01

Total from investment operations	0.24		0.41	0.92	(0.06)	0.11	0.43

Less Distributions
Distributions from net investment income	(0.41)		(0.42)	(0.43)	(0.39)	(0.38)	(0.44)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.05)	(0.05)

Total distributions	(0.41)		(0.42)	(0.43)	(0.39)	(0.43)	(0.49)

Net Asset Value, End of Period	$10.17		$10.34	$10.35	$9.86	$10.31	$10.63

Total Return (%) (b)	2.27	(c)	4.00	9.50	(0.66)	1.01	4.13

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.68	(d)	0.68	0.67	0.67	0.67	0.67
Ratio of net investment income to average net assets (%)	4.28	(d)	3.80	4.01	3.83	3.59	3.95
Portfolio turnover rate (%)	16	(c)	41	40	23	30	40
Net assets, end of period (in millions)	$711.8		$731.6	$715.4	$728.3	$793.5	$871.0

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.27		$10.29	$9.80	$10.24	$10.58	$10.64

Income (Loss) from Investment Operations
Net investment income (a)	0.21		0.36	0.38	0.36	0.35	0.39
Net realized and unrealized gain (loss) on investments	0.01		0.01	0.51	(0.43)	(0.28)	0.02

Total from investment operations	0.22		0.37	0.89	(0.07)	0.07	0.41

Less Distributions
Distributions from net investment income	(0.38)		(0.39)	(0.40)	(0.37)	(0.36)	(0.42)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.05)	(0.05)

Total distributions	(0.38)		(0.39)	(0.40)	(0.37)	(0.41)	(0.47)

Net Asset Value, End of Period	$10.11		$10.27	$10.29	$9.80	$10.24	$10.58

Total Return (%) (b)	2.13	(c)	3.68	9.27	(0.83)	0.74	3.84

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	(d)	0.93	0.92	0.92	0.92	0.92
Ratio of net investment income to average net assets (%)	4.04	(d)	3.55	3.76	3.58	3.34	3.67
Portfolio turnover rate (%)	16	(c)	41	40	23	30	40
Net assets, end of period (in millions)	$109.1		$104.5	$104.1	$98.0	$109.6	$117.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to defaulted bond adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2018, the Portfolio had open unfunded loan commitments of $1,371,853. At June 30, 2018, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had investments in repurchase agreements with a gross value of $25,727,686, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$130,022,920	$0	$129,206,801

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$2,484,006	0.625%	First $100 million
	0.600%	Over $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$828,304,070

Gross unrealized appreciation	5,946,482
Gross unrealized depreciation	(10,300,687)

Net unrealized appreciation (depreciation)	$(4,354,205)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$32,300,471	$33,630,825	$—	$—	$32,300,471	$33,630,825

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$31,028,867	$—	$(5,075,456)	$(13,731,553)	$12,221,858

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had post-enactment long-term accumulated capital losses of $13,731,553.

8. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the Brighthouse/Franklin Low Duration Total Return Portfolio returned 0.17% and 0.12%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index1, returned 0.08%.

MARKET ENVIRONMENT / CONDITIONS

The U.S economy continued to grow during the six months under review. However, the economy moderated in 2018’s first quarter due to a slowdown in consumer spending, exports, and federal, state and local government spending, as well as a decline in residential fixed investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined slightly from 4.1% in December 2017, as reported at the beginning of the six-month period, to 4.0% at period-end.

In February 2018, the new U.S. Federal Reserve (the “Fed”) Chair Jerome Powell spoke before Congress for the first time and indicated the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating and as inflation increases toward the Fed’s target. However, he noted there was no evidence of the economy overheating and he had yet to see a clear upward move in wages. The Fed raised its target range for the Federal Funds Rate 0.25% each at its March and June 2018 meetings to 1.75%—2.00% and continued reducing its balance sheet as part of its ongoing plan to normalize monetary policy. In June, the Fed upgraded its economic forecast for 2018 and its inflation forecasts for 2018 and 2019. Additionally, the Fed forecasted an additional rate hike for 2018 and 2019 than previously anticipated.

The 10-year U.S. Treasury yield, which moves inversely to its price, increased during the period. The yield rose to multi-year highs in February, April and May amid indications of higher inflation. However, some factors weighed on the Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the U.S., the Trump administration’s protectionist trade policies, and U.S. trade disputes between its allies and China. Overall, the 10-year U.S. Treasury yield rose from 2.40% at the beginning of the period to 2.85% at period-end.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Over the period, volatility increased in both financial markets and interest rates, as investor concerns over inflation and a potential U.S. trade war with China were juxtaposed against the momentum of the current global economic expansion. This led to mixed performance across major fixed income sectors, with higher quality sectors producing negative returns. During the period, the Non-Agency Residential Mortgage-Backed Securities (“RMBS”) sector posted strong returns and the Portfolio’s exposure to the sector was the most significant contributor to performance relative to the benchmark. Investor appetite for risk coupled with favorable credit fundamentals were offset by a higher rate environment, but below investment grade corporate credit, namely high yield corporate bonds and senior secured floating rate loans, also posted positive returns and our exposure benefited results. Treasury Inflation-Protected Securities (“TIPS”) also contributed. We continued to reduce the Portfolio’s foreign-currency risk, while maintaining a basket of developed market shorts with major positions in the euro and Canadian dollar (“CAD”) versus a basket of emerging market (“EM”) longs with major positions in the Mexican peso, Brazilian real, Indian rupee, and Indonesian rupiah. The current theme of global synchronized economic recovery has supported our holdings in the EM long basket, but headline risk from geopolitical concerns could become a headwind. During the period, negative performance from the Portfolio’s Brazilian real exposures offset the positive contribution from it’s Peso exposure and euro and CAD shorts. We have also covered the Portfolio’s Australian dollar short positions on the basis of solid domestic Australian macroeconomics and concerns related to trade with its Asian partners.

During the period, the Portfolio’s exposures to RMBS was the most significant contributor to performance relative to the benchmark. High yield corporate credit, our exposure to TIPS and senior secured floating rate loans also benefited results. In contrast, the Portfolio’s exposure to foreign currencies detracted from relative performance.

Over the period, we increased the Portfolio’s allocations to RMBS, investment-grade corporate credit, and Asset-Backed Securities. We decreased exposures to senior secured floating rate loans and fixed-rate mortgage-backed securities.

In addition, the Portfolio employed derivatives as a tool in seeking efficient management of certain risk. We used derivatives to manage portfolio duration, credit risk, and currency exposures. During the period, the use of derivatives provided exposures through means that we believed to be advantageous to the Portfolio. Derivatives used during the reporting period performed as expected.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At period-end, we were overweight compared to the benchmark in many of the credit sectors and securitized products, based on our belief that valuations remained relatively attractive on a longer-term basis. At period-end, the Portfolio’s heaviest allocation positioning was in investment-grade corporate credit, followed by RMBS and U.S. Treasuries.

Roger A. Bayston

Kent Burns

Christopher J. Molumphy

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
Brighthouse/Franklin Low Duration Total Return Portfolio
Class A	0.17	0.59	1.49	1.51
Class B	0.12	0.33	1.24	1.26
Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index	0.08	0.21	0.84	0.90

1 The Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

2 Inception date of the Class A and B shares is 4/29/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Sectors

% of Net Assets
Corporate Bonds & Notes	38.8
U.S. Treasury & Government Agencies	29.4
Asset-Backed Securities	16.4
Floating Rate Loans	6.1
Mortgage-Backed Securities	4.3
Foreign Government	1.5
Municipals	1.0
Mutual Funds	0.6
Common Stocks	0.2

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.47%	$1,000.00	$1,001.70	$2.33
	Hypothetical*	0.47%	$1,000.00	$1,022.46	$2.36

Class B (a)	Actual	0.72%	$1,000.00	$1,001.20	$3.57
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—38.8% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.2%
Lockheed Martin Corp. 1.850%, 11/23/18	1,600,000	$1,595,152

Agriculture—0.4%
Bunge, Ltd. Finance Corp. 3.500%, 11/24/20 (a)	1,300,000	1,299,238
Imperial Brands Finance plc 2.950%, 07/21/20 (144A) (a)	3,100,000	3,068,049

		4,367,287

Auto Parts & Equipment—0.4%
Aptiv plc 3.150%, 11/19/20	4,500,000	4,467,340

Banks—13.4%
ANZ New Zealand International, Ltd. 2.850%, 08/06/20 (144A)	4,600,000	4,557,069
Banca Monte dei Paschi di Siena S.p.A. 2.875%, 04/16/59 (EUR)	4,100,000	5,092,419
Banco Popular Espanol S.A. 1.000%, 03/03/22 (EUR)	1,100,000	1,321,820
Bank of America Corp. 2.151%, 11/09/20	2,700,000	2,637,805
2.600%, 01/15/19	361,000	360,771
2.650%, 04/01/19	1,500,000	1,498,407
3.004%, 3M LIBOR + 0.790%, 12/20/23 (144A) (b)	2,155,000	2,089,352
3.388%, 3M LIBOR + 1.040%, 01/15/19 (b)	6,600,000	6,633,221
3.550%, 3M LIBOR + 0.780%, 03/05/24 (b)	3,700,000	3,662,120
Bank of New York Mellon Corp. (The) 3.191%, 3M LIBOR + 0.870%, 08/17/20 (b)	3,900,000	3,951,414
Capital One Financial Corp. 2.500%, 05/12/20	1,700,000	1,675,892
3.050%, 03/09/22	5,400,000	5,292,384
Citigroup, Inc. 2.400%, 02/18/20	4,600,000	4,541,356
3.101%, 3M LIBOR + 0.770%, 04/08/19 (b)	1,600,000	1,606,765
Deutsche Bank AG 3.641%, 3M LIBOR + 1.310%, 08/20/20 (a) (b)	3,700,000	3,686,424
Dexia Credit Local S.A. 2.375%, 09/20/22 (144A)	2,000,000	1,938,245
Goldman Sachs Group, Inc. (The) 2.625%, 04/25/21	2,100,000	2,053,648
3.541%, 3M LIBOR + 1.200%, 09/15/20 (b)	11,400,000	11,571,087
HSBC Holdings plc 3.400%, 03/08/21	1,500,000	1,499,460
HSBC USA, Inc. 2.000%, 08/07/18 (a)	4,600,000	4,597,500
Industrial & Commercial Bank of China, Ltd. 2.957%, 11/08/22 (a)	3,800,000	3,683,636
3.231%, 11/13/19	2,700,000	2,692,405
ING Bank NV 3.027%, 3M LIBOR + 0.690%, 10/01/19 (144A) (b)	6,300,000	6,328,235
Intesa Sanpaolo S.p.A. 3.875%, 01/15/19	6,100,000	6,111,220

Banks—(Continued)
JPMorgan Chase & Co. 1.850%, 03/22/19	6,500,000	6,458,879
2.200%, 10/22/19	4,000,000	3,962,186
2.400%, 06/07/21	1,100,000	1,071,688
Morgan Stanley 2.800%, 06/16/20 (a)	2,700,000	2,678,213
3.506%, 3M LIBOR + 1.140%, 01/27/20 (b)	7,900,000	8,010,371
Norddeutsche Landesbank Girozentrale 2.000%, 02/05/19 (144A)	4,000,000	3,983,968
PNC Bank N.A. 2.000%, 05/19/20	2,100,000	2,057,948
Regions Financial Corp. 3.200%, 02/08/21 (a)	3,118,000	3,101,854
Royal Bank of Canada 2.100%, 10/14/20	3,700,000	3,622,661
Standard Chartered plc 3.885%, 3M LIBOR + 1.080%, 03/15/24 (144A) (b)	3,100,000	3,043,880
Toronto-Dominion Bank (The) 2.250%, 03/15/21 (144A)	4,000,000	3,911,844
Turkiye Vakiflar Bankasi TAO 2.375%, 05/04/21 (EUR)	700,000	806,248
Wells Fargo & Co. 2.500%, 03/04/21	1,100,000	1,075,452
3.242%, 3M LIBOR + 0.880%, 07/22/20 (b)	4,500,000	4,549,479
Westpac Banking Corp. 2.250%, 11/09/20 (144A)	3,700,000	3,634,335
Woori Bank 4.750%, 04/30/24 (144A)	2,400,000	2,395,620

		143,447,281

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21	3,400,000	3,353,139
Coca-Cola Femsa S.A.B. de C.V. 2.375%, 11/26/18 (a)	1,528,000	1,525,905
4.625%, 02/15/20 (a)	600,000	613,126

		5,492,170

Biotechnology—1.3%
Amgen, Inc. 2.929%, 3M LIBOR + 0.600%, 05/22/19 (b)	4,500,000	4,521,481
Biogen, Inc. 2.900%, 09/15/20	4,500,000	4,480,419
Celgene Corp. 2.250%, 08/15/21	3,800,000	3,655,512
2.750%, 02/15/23	1,500,000	1,432,880

		14,090,292

Chemicals—0.2%
LyondellBasell Industries NV 6.000%, 11/15/21	2,000,000	2,140,424
OCI NV 6.625%, 04/15/23 (144A)	300,000	304,710

		2,445,134

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—0.6%
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	2,800,000	$2,807,050
Hewlett Packard Enterprise Co. 4.251%, 3M LIBOR + 1.930%, 10/05/18 (b)	3,600,000	3,615,735

		6,422,785

Cosmetics/Personal Care—0.1%
Procter & Gamble Co. (The) 1.700%, 11/03/21 (a)	1,500,000	$1,443,366

Diversified Financial Services—1.4%
Capital One Bank USA N.A. 2.300%, 06/05/19 (a)	5,900,000	5,864,873
Navient Corp. 5.500%, 01/15/19	1,400,000	1,411,200
6.500%, 06/15/22 (a)	800,000	819,000
6.625%, 07/26/21	500,000	513,600
8.000%, 03/25/20	500,000	527,500
Protective Life Global Funding 1.722%, 04/15/19 (144A)	1,900,000	1,882,961
2.262%, 04/08/20 (144A)	3,100,000	3,050,724
Seven & Seven, Ltd. 3.259%, 6M LIBOR + 1.000%, 09/11/19 (144A) (b)	480,000	477,926
Springleaf Finance Corp. 6.000%, 06/01/20	600,000	615,750

		15,163,534

Electric—2.1%
Calpine Corp. 5.375%, 01/15/23	3,300,000	3,139,125
Dominion Energy, Inc. 2.500%, 12/01/19	1,900,000	1,883,488
2.579%, 07/01/20	2,100,000	2,069,201
PSEG Power LLC 3.000%, 06/15/21 (a)	3,300,000	3,263,153
Southern Co. (The) 2.350%, 07/01/21	2,800,000	2,712,260
2.450%, 09/01/18	3,000,000	2,998,020
State Grid Overseas Investment, Ltd. 2.750%, 05/07/19 (144A)	1,100,000	1,096,447
2.750%, 05/04/22 (144A)	3,800,000	3,686,190
Talen Energy Supply LLC 9.500%, 07/15/22 (144A) (a)	1,600,000	1,571,008

		22,418,892

Electronics—0.1%
Tech Data Corp. 3.700%, 02/15/22	500,000	489,032

Food—1.4%
Kraft Heinz Foods Co. 2.000%, 07/02/18	2,400,000	2,400,000
3.500%, 06/06/22	4,100,000	4,059,396
3.500%, 07/15/22 (a)	2,400,000	2,372,104
4.000%, 06/15/23	2,700,000	2,691,958

Food—(Continued)
Kroger Co. (The) 2.600%, 02/01/21	3,200,000	3,133,366

		14,656,824

Healthcare-Products—0.7%
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,400,000	1,400,382
Stryker Corp. 2.000%, 03/08/19	4,400,000	4,377,029
Zimmer Biomet Holdings, Inc. 2.700%, 04/01/20	2,000,000	1,980,612

		7,758,023

Healthcare-Services—0.9%
Anthem, Inc. 2.500%, 11/21/20	3,200,000	3,145,688
CHS/Community Health Systems, Inc. 8.125%, 06/30/24 (144A) (a)	500,000	412,187
HCA, Inc. 4.250%, 10/15/19 (a)	1,400,000	1,410,500
Tenet Healthcare Corp. 5.500%, 03/01/19 (a)	4,300,000	4,343,000
7.500%, 01/01/22 (144A)	400,000	416,000

		9,727,375

Home Builders—0.3%
Beazer Homes USA, Inc. 5.750%, 06/15/19 (a)	2,273,000	2,316,642
KB Home 4.750%, 05/15/19 (a)	1,000,000	1,004,100

		3,320,742

Insurance—2.4%
Jackson National Life Global Funding 2.250%, 04/29/21 (144A) (a)	4,200,000	4,078,823
2.300%, 04/16/19 (144A)	1,500,000	1,494,468
Metropolitan Life Global Funding I 3.875%, 04/11/22 (144A)	1,200,000	1,217,741
New York Life Global Funding 2.100%, 01/02/19 (144A)	4,000,000	3,989,498
2.150%, 06/18/19 (144A)	5,000,000	4,972,626
Nuveen Finance LLC 2.950%, 11/01/19 (144A)	3,100,000	3,087,907
Pricoa Global Funding I 2.550%, 11/24/20 (144A)	3,700,000	3,643,898
Prudential Financial, Inc. 3.123%, 3M LIBOR + 0.780%, 08/15/18 (b)	3,000,000	3,002,710

		25,487,671

Internet—1.0%
Alibaba Group Holding, Ltd. 2.500%, 11/28/19 (a)	4,000,000	3,973,305
Amazon.com, Inc. 2.400%, 02/22/23 (a)	1,700,000	1,634,893

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
JD.com, Inc. 3.125%, 04/29/21	2,200,000	$2,144,848
Tencent Holdings, Ltd. 2.985%, 01/19/23 (144A)	3,300,000	3,208,557

		10,961,603

Lodging—0.5%
Marriott International, Inc. 2.875%, 03/01/21	4,800,000	4,733,357

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 3.875%, 10/15/21	2,200,000	2,189,000

Media—1.1%
Altice Financing S.A. 7.500%, 05/15/26 (144A) (a)	800,000	773,760
CSC Holdings LLC 7.625%, 07/15/18	2,500,000	2,501,250
DISH DBS Corp. 5.875%, 07/15/22 (a)	2,100,000	1,974,000
NBCUniversal Enterprise, Inc. 1.974%, 04/15/19 (144A)	3,000,000	2,977,605
Warner Media LLC 2.100%, 06/01/19	4,000,000	3,972,094

		12,198,709

Mining—0.5%
FMG Resources August 2006 Pty, Ltd. 4.750%, 05/15/22 (144A)	1,800,000	1,737,000
Glencore Funding LLC 3.000%, 10/27/22 (144A) (a)	3,600,000	3,450,280

		5,187,280

Oil & Gas—1.7%
Anadarko Petroleum Corp. 4.850%, 03/15/21	2,300,000	2,366,945
California Resources Corp. 8.000%, 12/15/22 (144A) (a)	1,016,000	922,020
Devon Energy Corp. 3.250%, 05/15/22	2,500,000	2,457,546
Equinor ASA 2.823%, 3M LIBOR + 0.460%, 11/08/18 (a) (b)	3,100,000	3,105,252
Harvest Operations Corp. 4.200%, 06/01/23 (144A)	800,000	808,751
Sanchez Energy Corp. 7.750%, 06/15/21	1,200,000	1,023,000
Sinopec Group Overseas Development, Ltd. 2.375%, 04/12/20 (144A)	2,000,000	1,967,052
2.500%, 04/28/20 (144A)	3,500,000	3,448,717
Sunoco LP / Sunoco Finance Corp. 4.875%, 01/15/23 (144A)	2,000,000	1,920,000

		18,019,283

Oil & Gas Services—0.2%
Petrofac, Ltd. 3.400%, 10/10/18 (144A)	1,200,000	1,192,500
Weatherford International, Ltd. 7.750%, 06/15/21 (a)	700,000	720,125

		1,912,625

Packaging & Containers—0.3%
OI European Group B.V. 4.000%, 03/15/23 (144A) (a)	1,800,000	1,678,500
Owens-Brockway Glass Container, Inc. 5.000%, 01/15/22 (144A) (a)	1,400,000	1,394,750

		3,073,250

Pharmaceuticals—1.4%
Allergan Funding SCS 3.450%, 03/15/22	4,900,000	4,821,540
Bayer U.S. Finance LLC 3.875%, 12/15/23 (144A)	1,700,000	1,700,071
CVS Health Corp. 2.800%, 07/20/20	1,100,000	1,089,614
3.700%, 03/09/23	2,700,000	2,686,308
Express Scripts Holding Co. 4.750%, 11/15/21	2,700,000	2,785,607
Valeant Pharmaceuticals International, Inc. 5.375%, 03/15/20 (144A) (a)	1,700,000	1,722,848

		14,805,988

Pipelines—1.3%
Enable Midstream Partners L.P. 2.400%, 05/15/19	2,200,000	2,186,109
Energy Transfer Equity L.P. 4.250%, 03/15/23 (a)	1,100,000	1,061,511
Energy Transfer Partners L.P. 4.150%, 10/01/20	300,000	303,425
4.200%, 09/15/23 (a)	1,000,000	999,509
Enterprise Products Operating LLC 2.550%, 10/15/19	1,600,000	1,589,201
Kinder Morgan, Inc. 3.050%, 12/01/19	5,300,000	5,283,615
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	2,200,000	2,299,160
Williams Partners L.P. 4.125%, 11/15/20	600,000	607,534

		14,330,064

Real Estate Investment Trusts—0.4%
American Tower Corp. 3.400%, 02/15/19	2,200,000	2,205,922
Crown Castle International Corp. 3.150%, 07/15/23	2,600,000	2,488,918

		4,694,840

Retail—0.7%
Dollar Tree, Inc. 3.700%, 05/15/23	3,200,000	3,171,281

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
KSouth Africa, Ltd. Zero Coupon, 3.000% PIK, 12/31/22 (144A) (c) (d)	632,215	$12,897
Zero Coupon, 25.000% PIK, 12/31/22 (144A) (c) (d)	122,271	12,227
Penske Automotive Group, Inc. 3.750%, 08/15/20 (a)	2,000,000	1,980,000
PetSmart, Inc. 7.125%, 03/15/23 (144A)	3,600,000	2,416,680

		7,593,085

Semiconductors—0.8%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, 01/15/20	3,800,000	3,750,486
Maxim Integrated Products, Inc. 2.500%, 11/15/18	4,200,000	4,198,586

		7,949,072

Software—0.5%
Fiserv, Inc. 2.700%, 06/01/20	5,500,000	5,447,548

Telecommunications—1.5%
Juniper Networks, Inc. 3.125%, 02/26/19	4,100,000	4,107,782
Sprint Communications, Inc. 9.000%, 11/15/18 (144A)	260,000	265,200
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	1,462,500	1,446,047
4.738%, 03/20/25 (144A)	2,200,000	2,183,060
T-Mobile USA, Inc. 4.000%, 04/15/22 (a)	500,000	494,900
Telefonica Emisiones S.A.U. 5.134%, 04/27/20	2,200,000	2,269,576
Verizon Communications, Inc. 4.086%, 3M LIBOR + 1.750%, 09/14/18 (b)	5,500,000	5,519,011

		16,285,576

Trucking & Leasing—0.3%
DAE Funding LLC 4.000%, 08/01/20 (144A)	2,500,000	2,471,875
Park Aerospace Holdings, Ltd. 5.250%, 08/15/22 (144A)	1,000,000	990,010

		3,461,885

Total Corporate Bonds & Notes (Cost $418,700,346)		415,636,065

U.S. Treasury & Government Agencies—29.4%

Agency Sponsored Mortgage - Backed—14.9%
Fannie Mae 15 Yr. Pool 4.500%, 09/01/24	504,483	519,925
4.500%, 03/01/25	1,082,479	1,118,661
Fannie Mae ARM Pool 2.925%, 1Y CMT + 1.675%, 11/01/32 (b)	15,335	16,026
3.190%, 1Y CMT + 2.065%, 12/01/25 (b)	10,021	10,078

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool
3.200%, 1Y CMT + 1.950%, 05/01/19 (b)	185	$185
3.230%, 12M LIBOR + 1.480%, 12/01/32 (b)	23,758	24,987
3.234%, 1Y CMT + 2.034%, 10/01/35 (b)	27,231	27,454
3.270%, 6M LIBOR + 1.166%, 11/01/33 (b)	5,691	5,769
3.271%, 12M LIBOR + 1.521%, 07/01/33 (b)	33,318	34,740
3.274%, 1Y CMT + 2.149%, 08/01/33 (b)	48,575	50,529
3.290%, 6M LIBOR + 1.415%, 09/01/32 (b)	13,144	13,414
3.300%, 12M LIBOR + 1.550%, 02/01/44 (b)	29,303	30,155
3.305%, 1Y CMT + 2.055%, 01/01/20 (b)	16,504	16,617
3.348%, 1Y CMT + 2.010%, 06/01/25 (b)	47,089	47,765
3.350%, 6M LIBOR + 1.585%, 03/01/36 (b)	198,349	205,880
3.362%, 1Y CMT + 2.081%, 07/01/33 (b)	41,980	43,468
3.362%, 6M LIBOR + 1.175%, 11/01/33 (b)	3,408	3,550
3.380%, 6M LIBOR + 1.152%, 03/01/28 (b)	7,838	7,955
3.395%, 12M LIBOR + 1.645%, 09/01/39 (b)	2,948	3,057
3.405%, 1Y CMT + 2.280%, 07/01/32 (b)	2,818	2,840
3.405%, 12M LIBOR + 1.655%, 08/01/34 (b)	7,111	7,418
3.415%, 1Y CMT + 2.290%, 08/01/32 (b)	47,873	49,898
3.420%, 12M LIBOR + 1.420%, 03/01/36 (b)	5,523	5,618
3.425%, 1Y CMT + 2.300%, 09/01/32 (b)	4,081	4,115
3.428%, 6M LIBOR + 1.404%, 03/01/35 (b)	30,928	31,838
3.436%, 1Y CMT + 1.686%, 03/01/33 (b)	1,099	1,112
3.440%, 12M LIBOR + 1.690%, 11/01/35 (b)	26,139	27,474
3.447%, 12M LIBOR + 1.697%, 11/01/36 (b)	1,888	1,973
3.450%, 12M LIBOR + 1.700%, 10/01/33 (b)	32,719	34,120
3.451%, 1Y CMT + 1.934%, 08/01/29 (b)	3,859	3,995
3.461%, 1Y CMT + 2.130%, 04/01/27 (b)	4,548	4,735
3.462%, 6M LIBOR + 1.413%, 11/01/34 (b)	5,432	5,596
3.466%, 12M LIBOR + 1.591%, 12/01/32 (b)	9,051	9,395
3.470%, 12M LIBOR + 1.720%, 08/01/35 (b)	415,012	435,866
3.491%, 1Y CMT + 2.152%, 12/01/33 (b)	61,302	64,433
3.497%, 1Y CMT + 1.998%, 10/01/32 (b)	18,910	19,768
3.497%, 12M LIBOR + 1.663%, 08/01/37 (b)	16,257	16,961
3.516%, 6M LIBOR + 1.547%, 09/01/35 (b)	19,632	20,338
3.520%, 1Y CMT + 2.270%, 09/01/30 (b)	40,298	41,742
3.528%, 12M LIBOR + 1.778%, 12/01/35 (b)	129,625	132,905
3.530%, 12M LIBOR + 1.530%, 02/01/33 (b)	35,617	35,877
3.539%, 6M LIBOR + 1.570%, 11/01/35 (b)	113,898	118,110
3.547%, 1Y CMT + 1.895%, 02/01/25 (b)	59,010	60,582
3.547%, 12M LIBOR + 1.750%, 02/01/36 (b)	10,829	11,369
3.549%, 12M LIBOR + 1.799%, 10/01/36 (b)	5,536	5,812
3.554%, 1Y CMT + 2.035%, 07/01/35 (b)	46,228	47,875
3.564%, 12M LIBOR + 1.579%, 01/01/36 (b)	49,775	51,844
3.600%, 12M LIBOR + 1.585%, 02/01/36 (b)	13,667	14,199
3.607%, 1Y CMT + 2.223%, 07/01/35 (b)	25,880	27,310
3.619%, 12M LIBOR + 1.821%, 09/01/37 (b)	3,672	3,863
3.635%, 1Y CMT + 2.510%, 08/01/35 (b)	6,170	6,330
3.645%, 1Y CMT + 2.270%, 01/01/32 (b)	10,541	10,578
3.653%, 1Y CMT + 2.359%, 11/01/34 (b)	2,887,108	3,070,872
3.711%, 1Y CMT + 2.157%, 03/01/30 (b)	984	1,029
3.719%, 12M LIBOR + 1.710%, 09/01/35 (a) (b)	3,155,138	3,315,749
3.730%, 1Y CMT + 2.105%, 07/01/25 (b)	931	949
3.746%, 6M LIBOR + 1.645%, 04/01/36 (b)	54,834	57,022
3.749%, 1Y CMT + 2.285%, 02/01/35 (b)	44,670	46,853
3.777%, 12M LIBOR + 1.777%, 03/01/37 (b)	3,894	4,077

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool
3.781%, 12M LIBOR + 1.682%, 11/01/36 (b)	2,064,907	$2,169,857
3.790%, 1Y CMT + 2.265%, 01/01/32 (b)	5,761	5,962
3.805%, 1Y CMT + 2.361%, 07/01/28 (b)	5,479	5,662
3.808%, 12M LIBOR + 1.579%, 03/01/33 (b)	48,911	50,972
3.825%, 1Y CMT + 2.207%, 09/01/33 (b)	7,473	7,781
3.827%, 1Y CMT + 2.201%, 11/01/35 (b)	2,430,689	2,560,497
3.838%, 12M LIBOR + 1.713%, 02/01/32 (b)	72,474	72,704
3.857%, 1Y CMT + 2.249%, 03/01/38 (b)	20,219	21,056
3.865%, 6M LIBOR + 1.654%, 03/01/37 (b)	9,983	10,366
3.867%, 1Y CMT + 2.248%, 09/01/33 (b)	2,178	2,189
3.875%, H15 + 2.000%, 05/01/19 (b)	4,615	4,611
3.890%, 12M LIBOR + 1.902%, 03/01/36 (b)	47,932	49,945
3.900%, 6M LIBOR + 2.275%, 08/01/32 (b)	27,269	27,779
3.904%, 1Y CMT + 2.316%, 04/01/36 (b)	4,128	4,363
3.909%, 12M LIBOR + 1.814%, 03/01/36 (b)	13,150	13,896
3.915%, 6M LIBOR + 1.415%, 06/01/32 (b)	9,516	9,544
3.931%, 6M LIBOR + 1.431%, 12/01/32 (b)	250,117	262,972
3.934%, 1Y CMT + 2.233%, 09/01/36 (b)	1,059	1,117
3.935%, 6M LIBOR + 1.620%, 11/01/32 (b)	46,619	49,187
3.958%, 12M LIBOR + 1.708%, 09/01/32 (b)	66,698	66,655
3.981%, 6M LIBOR + 2.106%, 09/01/33 (b)	25,701	27,011
3.984%, 1Y CMT + 2.270%, 08/01/30 (b)	13,492	13,722
3.984%, 6M LIBOR + 1.435%, 02/01/36 (b)	54,832	56,574
3.989%, 12M LIBOR + 1.810%, 04/01/40 (b)	6,063	6,368
3.998%, 6M LIBOR + 2.123%, 08/01/33 (b)	38,814	41,292
4.020%, 1Y CMT + 2.172%, 07/01/33 (b)	27,225	27,865
4.025%, 1Y CMT + 2.275%, 06/01/35 (b)	46,645	46,963
4.026%, 6M LIBOR + 1.549%, 12/01/34 (b)	36,843	38,128
4.037%, 1Y CMT + 2.270%, 01/01/29 (b)	11,590	11,685
4.041%, 1Y CMT + 2.791%, 02/01/33 (b)	122,695	125,089
4.108%, 12M LIBOR + 1.497%, 07/01/33 (b)	42,513	44,556
4.125%, 12M LIBOR + 1.750%, 04/01/34 (b)	114,019	119,996
4.150%, 6M LIBOR + 1.758%, 06/01/28 (b)	2,155	2,244
4.175%, 1Y CMT + 2.175%, 06/01/30 (b)	8,749	8,848
4.185%, 12M LIBOR + 1.810%, 04/01/35 (b)	455,369	480,922
4.191%, 12M LIBOR + 1.905%, 11/01/35 (b)	754,718	797,254
4.198%, 1Y CMT + 2.198%, 06/01/33 (b)	23,480	23,768
4.228%, 12M LIBOR + 1.624%, 05/01/33 (b)	14,562	15,268
4.230%, 1Y CMT + 2.210%, 09/01/37 (b)	27,470	28,602
4.275%, 12M LIBOR + 1.775%, 04/01/34 (b)	17,629	17,965
4.360%, 12M LIBOR + 1.735%, 05/01/34 (b)	4,467	4,598
4.458%, 12M LIBOR + 1.833%, 08/01/32 (b)	54,218	54,685
4.500%, 6M LIBOR + 2.250%, 10/01/33 (b)	50,852	51,733
4.525%, 1Y CMT + 2.525%, 05/01/32 (b)	5,564	5,546
4.750%, 6M LIBOR + 2.250%, 05/01/34 (b)	25,506	26,253
5.754%, 6M LIBOR + 3.254%, 05/01/34 (b)	113,686	115,789
Fannie Mae Connecticut Avenue Securities (CMO) 2.741%, 1M LIBOR + 0.6500%, 08/25/30 (b)	3,908,345	3,909,614
4.691%, 1M LIBOR + 2.600%, 05/25/24 (b)	5,720,000	6,068,979
4.991%, 1M LIBOR + 2.900%, 07/25/24 (b)	1,725,321	1,838,480
5.091%, 1M LIBOR + 3.000%, 07/25/24 (b)	5,972,379	6,401,022
5.641%, 1M LIBOR + 3.550%, 07/25/29 (b)	2,980,000	3,237,211
6.091%, 1M LIBOR + 4.000%, 05/25/25 (b)	3,500,064	3,795,101
6.391%, 1M LIBOR + 4.300%, 02/25/25 (b)	4,172,058	4,600,322
6.641%, 1M LIBOR + 4.550%, 02/25/25 (b)	3,619,635	3,919,466

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Connecticut Avenue Securities (CMO)
6.991%, 1M LIBOR + 4.900%, 11/25/24 (b)	5,292,156	6,053,952
7.091%, 1M LIBOR + 5.000%, 11/25/24 (b)	2,934,463	3,307,408
7.091%, 1M LIBOR + 5.000%, 07/25/25 (b)	8,446,578	9,484,888
7.341%, 1M LIBOR + 5.250%, 10/25/23 (b)	2,980,000	3,434,918
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 2.791%, 1M LIBOR + 0.700%, 09/25/30 (b)	3,285,610	3,288,454
3.441%, 1M LIBOR + 1.350%, 03/25/29 (b)	250,000	253,712
3.941%, 1M LIBOR + 1.850%, 10/25/27 (b)	4,436,183	4,519,193
4.291%, 1M LIBOR + 2.200%, 02/25/24 (b)	655,316	673,866
4.291%, 1M LIBOR + 2.200%, 03/25/25 (b)	304,718	306,062
4.291%, 1M LIBOR + 2.200%, 10/25/28 (b)	1,730,535	1,751,270
4.341%, 1M LIBOR + 2.250%, 11/25/28 (b)	1,583,560	1,621,131
4.591%, 1M LIBOR + 2.500%, 08/25/24 (b)	712,174	715,821
4.691%, 1M LIBOR + 2.600%, 12/25/27 (b)	2,757,767	2,818,602
4.741%, 1M LIBOR + 2.650%, 03/25/28 (b)	3,234,640	3,294,619
4.841%, 1M LIBOR + 2.750%, 09/25/28 (b)	928,932	950,137
4.891%, 1M LIBOR + 2.800%, 05/25/28 (b)	3,199,340	3,289,080
4.941%, 1M LIBOR + 2.850%, 04/25/28 (b)	3,108,908	3,222,508
4.991%, 1M LIBOR + 2.900%, 07/25/28 (b)	373,846	383,499
5.341%, 1M LIBOR + 3.250%, 05/25/25 (b)	2,780,000	3,135,047
5.391%, 1M LIBOR + 3.300%, 10/25/27 (b)	3,160,000	3,529,611
5.841%, 1M LIBOR + 3.750%, 09/25/24 (b)	4,990,000	5,695,041
5.891%, 1M LIBOR + 3.800%, 03/25/25 (b)	5,470,000	5,860,405
5.991%, 1M LIBOR + 3.900%, 12/25/27 (b)	7,265,000	8,053,621
6.091%, 1M LIBOR + 4.000%, 08/25/24 (b)	388,228	423,811
6.191%, 1M LIBOR + 4.100%, 08/25/24 (b)	2,100,000	2,315,100
6.241%, 1M LIBOR + 4.150%, 01/25/25 (b)	7,166,952	7,694,379
6.641%, 1M LIBOR + 4.550%, 10/25/24 (b)	4,722,767	5,238,226
6.741%, 1M LIBOR + 4.650%, 10/25/28 (b)	4,100,000	4,732,097
6.791%, 1M LIBOR + 4.700%, 03/25/28 (b)	1,000,000	1,147,027
6.841%, 1M LIBOR + 4.750%, 10/25/24 (b)	1,522,564	1,692,289
7.241%, 1M LIBOR + 5.150%, 11/25/28 (b)	2,500,000	2,972,628
7.641%, 1M LIBOR + 5.550%, 07/25/28 (b)	5,500,000	6,709,671

		159,920,762

U.S. Treasury—14.5%
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/21 (e)	5,707,746	5,618,897
0.125%, 01/15/22 (e)	16,602,300	16,318,270
1.375%, 01/15/20 (e)	11,155,970	11,281,539
1.875%, 07/15/19 (a) (e)	4,763,436	4,840,481
U.S. Treasury Notes 1.750%, 03/31/22	17,000,000	16,436,875
1.875%, 03/31/22	20,000,000	19,425,781
2.000%, 08/31/21 (a)	8,800,000	8,628,469
2.125%, 09/30/21	8,100,000	7,968,375
2.250%, 04/30/21	9,000,000	8,910,000
2.250%, 07/31/21	28,600,000	28,276,016
3.375%, 11/15/19	4,000,000	4,048,125
3.500%, 05/15/20	23,000,000	23,404,297

		155,157,125

Total U.S. Treasury & Government Agencies (Cost $317,921,141)		315,077,887

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Asset-Backed Securities—16.4%

Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—4.7%
American Express Credit Account Master Trust 2.040%, 05/15/23	6,900,000	$6,760,558
2.100%, 09/15/22	4,200,000	4,144,202
2.670%, 10/17/22	5,000,000	4,986,767
Capital One Multi-Asset Execution Trust 1.990%, 07/17/23	6,000,000	5,878,530
2.803%, 1M LIBOR + 0.730%, 01/18/22 (b)	3,270,000	3,281,931
Chase Issuance Trust 2.443%, 1M LIBOR + 0.370%, 04/15/21 (b)	5,340,000	5,349,063
Citibank Credit Card Issuance Trust 1.920%, 04/07/22	4,400,000	4,325,499
2.490%, 01/20/23	5,500,000	5,430,380
Discover Card Execution Note Trust 2.503%, 1M LIBOR + 0.430%, 07/15/21 (b)	5,610,000	5,619,396
2.523%, 1M LIBOR + 0.450%, 04/15/21 (b)	4,020,000	4,025,013

		49,801,339

Asset-Backed - Home Equity—0.2%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2.451%, 1M LIBOR + 0.360%, 10/25/35 (b)	519,188	519,937
GSAA Home Equity Trust 3.036%, 1M LIBOR + 0.945%, 02/25/35 (b)	1,604,591	1,613,780
RAAC Trust 2.791%, 1M LIBOR + 0.700%, 03/25/34 (b)	263,951	258,001

		2,391,718

Asset-Backed - Other—11.5%
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	2,385,237	2,362,153
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 2.916%, 1M LIBOR + 0.825%, 06/25/34 (b)	654,479	657,074
Atrium 4.298%, 3M LIBOR + 1.950%, 07/16/25 (144A) (b)	980,000	974,240
Atrium XI 4.512%, 3M LIBOR + 2.150%, 10/23/25 (144A) (b)	3,650,000	3,654,917
Atrium XIII 4.162%, 3M LIBOR + 1.8000%, 11/21/30 (144A) (b)	1,000,000	996,659
Bain Capital Credit CLO 2018-1 3.322%, 3M LIBOR + 0.9600%, 04/23/31 (144A) (b)	1,500,000	1,491,135
3.512%, 3M LIBOR + 1.1500%, 04/23/31 (144A) (b)	1,000,000	990,211
BlueMountain Fuji U.S. CLO, Ltd. 3.427%, 3M LIBOR + 1.7000%, 01/15/30 (144A) (b)	2,000,000	1,969,114
4.509%, 3M LIBOR + 2.1500%, 10/20/30 (144A) (b)	2,000,000	2,010,020
4.709%, 3M LIBOR + 2.350%, 07/20/29 (144A) (b)	600,000	604,835
Carlyle Global Market Strategies CLO, Ltd. 3.587%, 3M LIBOR + 1.600%, 07/15/30 (144A) (b)	2,000,000	2,000,000
3.809%, 3M LIBOR + 1.450%, 01/20/29 (144A) (b)	1,710,000	1,716,187
Carlyle U.S. CLO, Ltd. 3.864%, 3M LIBOR + 1.800%, 01/20/30 (144A) (b)	1,000,000	993,876
4.709%, 3M LIBOR + 2.350%, 07/20/29 (144A) (b)	500,000	502,449
4.759%, 3M LIBOR + 2.400%, 07/20/31 (144A) (b)	642,000	644,031
Catamaran CLO, Ltd. 5.305%, 3M LIBOR + 2.950%, 10/18/26 (144A) (b)	2,384,800	2,386,288

Asset-Backed - Other—(Continued)
Cent CLO, Ltd. 3.773%, 3M LIBOR + 1.410%, 11/07/26 (144A) (b)	1,710,000	1,710,906
5.313%, 3M LIBOR + 2.950%, 11/07/26 (144A) (b)	2,650,000	2,654,492
Centerline REIT, Inc. 4.760%, 1M LIBOR + 4.760%, 09/21/45 (144A) (b)	506,836	510,511
5.040%, 09/21/45 (144A)	1,780,000	1,780,000
Colony American Homes 3.246%, 1M LIBOR + 1.200%, 07/17/32 (144A) (b)	3,870,120	3,868,354
Cook Park CLO Ltd. 3.468%, 3M LIBOR + 1.120%, 04/17/30 (144A) (b)	1,500,000	1,506,765
Countrywide Asset-Backed Certificates 2.841%, 1M LIBOR + 0.750%, 03/25/34 (b)	234,243	235,381
3.141%, 1M LIBOR + 1.050%, 12/25/34 (b)	58,265	58,288
Dryden 49 Senior Loan Fund 4.705%, 3M LIBOR + 2.350%, 07/18/30 (144A) (b)	380,000	381,575
Dryden 50 Senior Loan Fund 4.598%, 3M LIBOR + 2.250%, 07/15/30 (144A) (b)	500,000	502,668
Dryden 53 CLO, Ltd. 3.748%, 3M LIBOR + 1.400%, 01/15/31 (144A) (b)	1,000,000	988,057
4.048%, 3M LIBOR + 1.700%, 01/15/31 (144A) (b)	1,000,000	984,339
Dryden 58 CLO, Ltd. Zero Coupon, 3M LIBOR + 1.500%, 07/17/31 (144A) (b)	750,000	750,000
Dryden 64 CLO, Ltd. 4.869%, 3M LIBOR + 2.650%, 04/18/31 (144A) (b)	400,000	398,950
Galaxy CLO, Ltd. 5.103%, 3M LIBOR + 2.750%, 05/16/31 (144A) (b)	250,000	249,358
GSAMP Trust 3.096%, 1M LIBOR + 1.005%, 06/25/35 (b)	266,651	266,651
Halcyon Loan Advisors Funding, Ltd. 4.183%, 3M LIBOR + 1.800%, 07/21/31 (144A) (b)	1,500,000	1,500,000
Invitation Homes Trust 2.935%, 3M LIBOR + 0.850%, 12/17/36 (144A) (b)	5,813,320	5,813,312
3.000%, 3M LIBOR + 1.000%, 07/17/37 (144A) (b)	4,607,143	4,612,913
3.373%, 1M LIBOR + 1.300%, 08/17/32 (144A) (b)	4,507,387	4,512,994
LCM, Ltd. 3.726%, 3M LIBOR + 1.800%, 01/20/31 (144A) (b)	1,000,000	990,606
Long Point Park CLO, Ltd. 3.386%, 3M LIBOR + 1.700%, 01/17/30 (144A) (b)	1,000,000	984,574
Madison Park Funding, Ltd. 4.066%, 3M LIBOR + 1.700%, 07/27/30 (144A) (b)	1,600,000	1,601,634
4.716%, 3M LIBOR + 2.350%, 07/27/30 (144A) (b)	500,000	501,115
Mill City Mortgage Loan Trust 2017-3 2.750%, 01/25/61 (144A) (b)	3,765,203	3,689,176
Morgan Stanley ABS Capital I, Inc. Trust 2.826%, 1M LIBOR + 0.735%, 01/25/35 (b)	151,778	151,631
Neuberger Berman CLO, Ltd. 3.948%, 3M LIBOR + 1.600%, 01/15/28 (144A) (b)	1,000,000	987,627
Neuberger Berman Loan Advisers CLO 27, Ltd. 3.717%, 3M LIBOR + 1.7000%, 01/15/30 (144A) (b)	1,000,000	984,561
Octagon Investment Partners 18-R, Ltd. 5.055%, 3M LIBOR + 2.700%, 04/16/31 (144A) (b)	400,000	395,475
Octagon Investment Partners LLC 4.759%, 3M LIBOR + 2.400%, 07/20/30 (144A) (b)	126,643	126,728
Octagon Investment Partners, Ltd. Zero Coupon, 3M LIBOR + 1.600%, 07/17/30 (144A) (b) (f) (k)	1,000,000	1,000,000
2.848%, 3M LIBOR + 1.100%, 01/20/31 (144A) (b)	600,000	599,508

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Progress Residential Trust 2.740%, 06/12/32 (144A)	412,838	$407,065
TCI-Cent CLO, Ltd. 4.710%, 3M LIBOR + 2.350%, 07/25/30 (144A) (b)	254,559	255,896
TCI-Flatiron CLO, Ltd. 4.171%, 3M LIBOR + 1.850%, 11/17/30 (144A) (b)	500,000	492,325
Towd Point Mortgage Trust 2.250%, 04/25/56 (144A) (b)	5,003,416	4,886,974
2.250%, 07/25/56 (144A) (b)	6,972,897	6,789,007
2.500%, 10/25/56 (144A) (b)	2,330,723	2,276,142
2.691%, 1M LIBOR + 0.600%, 02/25/57 (144A) (b)	1,800,484	1,802,153
2.750%, 10/25/56 (144A) (b)	6,381,422	6,247,614
2.750%, 04/25/57 (144A) (b)	6,544,547	6,437,131
2.750%, 06/25/57 (144A) (b)	5,038,193	4,916,933
3.000%, 03/25/54 (144A) (b)	708,301	703,214
3.000%, 01/25/58 (144A) (b)	1,371,157	1,350,073
3.250%, 03/25/58 (144A) (b)	3,458,712	3,423,219
3.500%, 03/25/54 (144A) (b)	1,441,373	1,440,279
3.750%, 11/25/57 (144A) (b)	427,361	429,441
3.750%, 05/25/58 (144A) (b)	5,700,000	5,700,912
Voya CLO, Ltd. 3.314%, 3M LIBOR + 0.970%, 04/25/31 (144A) (b)	800,000	797,403
4.709%, 3M LIBOR + 2.350%, 07/20/30 (144A) (b)	221,301	222,804
Webster Park CLO, Ltd. Zero Coupon, 3M LIBOR + 1.600%, 07/20/30 (144A) (b)	2,000,000	2,000,000
West CLO, Ltd. 3.705%, 3M LIBOR + 1.350%, 07/18/26 (144A) (b)	1,230,000	1,221,557
4.205%, 3M LIBOR + 1.850%, 07/18/26 (144A) (b)	2,170,000	2,156,776

		123,208,256

Total Asset-Backed Securities (Cost $177,457,361)		175,401,313

Floating Rate Loans (g)—6.1%

Aerospace/Defense—0.0%
Trans Union LLC Term Loan A2, 08/09/22 (h)	411,314	410,971

Airlines—0.0%
Air Canada Term Loan B, 4.094%, 1M LIBOR + 2.000%, 10/06/23	32,786	32,963

Auto Manufacturers—0.1%
Navistar International Corp. 1st Lien Term Loan B, 5.530%, 1M LIBOR + 3.500%, 11/06/24	844,793	848,489

Auto Parts & Equipment—0.0%
TI Group Automotive Systems LLC Term Loan, 4.594%, 1M LIBOR + 2.500%, 06/30/22	78,023	78,169

Chemicals—0.3%
Ashland, Inc. Term Loan B, 3.838%, 1M LIBOR + 1.750%, 05/17/24	2,653,369	2,652,706

Chemicals—(Continued)
Chemours Co. (The) Term Loan B, 3.850%, 1M LIBOR + 1.750%, 04/03/25	222,044	220,101

		2,872,807

Coal—0.1%
Bowie Resource Holdings LLC 1st Lien Term Loan, 7.844%, 1M LIBOR + 5.750%, 08/14/20	1,188,657	1,173,303
2nd Lien Delayed Draw Term Loan, 12.844%, 1M LIBOR + 10.750%, 02/16/21	371,429	340,786

		1,514,089

Commercial Services—0.5%
Avis Budget Car Rental LLC Term Loan B, 4.340%, 3M LIBOR + 2.000%, 02/13/25	1,180,032	1,182,245
Hertz Corp. (The) Term Loan B, 4.850%, 1M LIBOR + 2.750%, 06/30/23	1,665,743	1,660,711
Live Nation Entertainment, Inc. Term Loan B3, 3.875%, 1M LIBOR + 1.750%, 10/31/23	358,186	357,739
Onsite Rental Group Pty, Ltd. Term Loan B, 1.773%, PIK, 10/26/23 (c)	882,507	683,943
Term Loan B, 6.591%, 1M LIBOR + 4.500%, 10/26/22	645,477	639,022
WEX, Inc. Term Loan B2, 4.344%, 1M LIBOR + 2.250%, 06/30/23	1,278,709	1,280,840

		5,804,500

Computers—0.0%
First Data Corp. Term Loan A, 06/02/20 (h)	282,991	282,165
Leidos Innovations Corp. Term Loan B, 3.875%, 1M LIBOR + 1.750%, 08/16/23	185,787	186,682

		468,847

Diversified Financial Services—0.1%
Doncasters Finance U.S. LLC Term Loan, 5.834%, 3M LIBOR + 3.500%, 04/09/20	718,797	696,111

Electric—0.1%
EFS Cogen Holdings I LLC Term Loan B, 5.590%, 3M LIBOR + 3.250%, 06/28/23	106,113	106,171
NRG Energy, Inc. Term Loan B, 4.084%, 3M LIBOR + 1.750%, 06/30/23	1,288,749	1,283,032

		1,389,203

Entertainment—0.3%
Greektown Holdings LLC Term Loan B, 5.094%, 1M LIBOR + 3.000%, 04/25/24	3,012,216	3,012,216

Food—0.7%
Aramark Services, Inc. Term Loan B1, 4.084%, 3M LIBOR + 1.750%, 03/11/25	192,323	192,384
B&G Foods, Inc. Term Loan B, 4.094%, 1M LIBOR + 2.000%, 11/02/22	1,900,269	1,902,249

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loans (g)—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
JBS USA LLC Term Loan B, 4.835%, 3M LIBOR + 2.500%, 10/30/22	4,335,697	$4,317,179
Post Holdings, Inc. Incremental Term Loan, 4.100%, 1M LIBOR + 2.000%, 05/24/24	1,091,729	1,089,398

		7,501,210

Forest Products & Paper—0.1%
Caraustar Industries, Inc. Term Loan B, 7.834%, 3M LIBOR + 5.500%, 03/14/22	1,175,081	1,182,572

Healthcare-Services—0.3%
DaVita, Inc. Term Loan B, 4.844%, 1M LIBOR + 2.750%, 06/24/21	1,412,642	1,418,062
IQVIA, Inc. Term Loan B, 06/07/25 (h)	526,556	528,421
U.S. Renal Care, Inc. Term Loan B, 6.552%, 3M LIBOR + 4.250%, 12/31/22	1,247,731	1,236,189

		3,182,672

Hotels, Restaurants & Leisure—0.1%
Eldorado Resorts LLC Term Loan B, 4.375%, 3M LIBOR + 2.250%, 04/17/24	661,481	663,341
Las Vegas Sands LLC Term Loan B, 3.844%, 1M LIBOR + 1.750%, 03/27/25	498,750	495,976

		1,159,317

Household Products/Wares—0.1%
Spectrum Brands, Inc. Term Loan B, 4.162%, 1M LIBOR + 2.000%, 06/23/22	1,423,550	1,421,177

Industrial Conglomerates—0.1%
OSG Bulk Ships, Inc. OBS Term Loan, 6.770%, 3M LIBOR + 4.250%, 08/05/19	638,148	634,957

Internet Software & Services—0.1%
Rackspace Hosting, Inc. Incremental 1st Lien Term Loan, 5.363%, 3M LIBOR + 3.000%, 11/03/23	1,113,892	1,102,057

Leisure Time—0.1%
Aristocrat Technologies, Inc. 1st Lien Term Loan, 4.105%, 3M LIBOR + 1.750%, 10/19/24	845,518	841,448

Life Sciences Tools & Services—0.2%
Syneos Health, Inc. Term Loan B, 4.094%, 1M LIBOR + 2.000%, 08/01/24	1,975,381	1,969,913

Machinery—0.0%
Harsco Corp. Term Loan B1, 4.375%, 1M LIBOR + 2.250%, 12/06/24	193,623	193,986

Media—0.6%
Altice U.S. Finance I Corp. Term Loan B, 4.344%, 1M LIBOR + 2.250%, 07/28/25	165,531	165,393
AMC Entertainment Holdings, Inc. Term Loan, 4.323%, 1M LIBOR + 2.250%, 12/15/22	1,284,038	1,283,923
Term Loan B, 4.323%, 1M LIBOR + 2.250%, 12/15/23	424,239	423,643
Gray Television, Inc. Term Loan B, 4.251%, 1M LIBOR + 2.250%, 02/07/24	415,218	414,439
Lions Gate Capital Holdings LLC Term Loan A, 3.841%, 1M LIBOR + 1.750%, 03/02/23	213,097	212,831
Mission Broadcasting, Inc. Term Loan B2, 01/17/24 (h)	242,331	242,482
Nexstar Broadcasting, Inc. Term Loan B2, 01/17/24 (h)	1,865,958	1,867,124
Sinclair Television Group, Inc. Term Loan B, 12/12/24 (h)	2,130,000	2,129,457

		6,739,292

Oil & Gas—0.5%
Fieldwood Energy LLC 1st Lien TL, 7.344%, 1M LIBOR + 5.250%, 04/11/22	3,636,576	3,648,696
Oxbow Carbon LLC 1st Lien Term Loan B, 5.844%, 1M LIBOR + 3.750%, 01/04/23	468,000	473,265
Term Loan A, 4.594%, 1M LIBOR + 2.500%, 01/04/22	836,000	837,045

		4,959,006

Oil & Gas Services—0.1%
Navios Maritime Midstream Partners L.P. Term Loan B, 6.830%, 3M LIBOR + 4.500%, 06/18/20	843,988	838,713

Packaging & Containers—0.1%
Crown Americas LLC Term Loan B, 4.312%, 3M LIBOR + 2.000%, 01/29/25	936,839	939,246

Pharmaceuticals—0.1%
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 6.375%, 1M LIBOR + 4.250%, 04/29/24	380,309	378,526
Valeant Pharmaceuticals International, Inc. Term Loan B, 4.983%, 1M LIBOR + 3.000%, 06/01/25	216,131	215,700
Term Loan B Series F4, 5.557%, 1M LIBOR + 3.500%, 04/01/22	1	1

		594,227

Retail—0.6%
Ascena Retail Group, Inc. Term Loan B, 6.625%, 1M LIBOR + 4.500%, 08/21/22	1,970,960	1,765,980
Evergreen Acqco 1 L.P. Term Loan, 6.112%, 3M LIBOR + 3.750%, 07/09/19	2,465,400	2,409,928
General Nutrition Centers, Inc. Term Loan B, 10.850%, 1M LIBOR + 8.750%, 03/04/21	962,650	930,561
Harbor Freight Tools USA, Inc. Term Loan B, 4.594%, 1M LIBOR + 2.500%, 08/18/23	1,193,873	1,190,036

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)
Floating Rate Loans (g)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Smart & Final Stores LLC 1st Lien Term Loan, 5.594%, 1M LIBOR + 3.500%, 11/15/22	628,686	$615,064

		6,911,569

Semiconductors—0.1%
MKS Instruments, Inc. Term Loan B4, 3.844%, 1M LIBOR + 1.750%, 05/01/23	99,193	99,462
ON Semiconductor Corp. 1st Lien Term Loan, 2.093%, 1M LIBOR + 1.750%, 03/31/23	1,135,709	1,136,657

		1,236,119

Software—0.3%
BMC Software Finance, Inc. Revolver, 09/10/18 (i)	1,224,412	1,224,412
IQVIA, Inc. Term Loan B2, 4.334%, 3M LIBOR + 2.000%, 01/17/25	1,803,458	1,800,302

		3,024,714

Telecommunications—0.4%
CommScope, Inc. Term Loan B5, 4.094%, 1M LIBOR + 2.000%, 12/29/22	1,775,060	1,783,936
Consolidated Communications, Inc. Term Loan B, 5.100%, 1M LIBOR + 2.000%, 10/04/23	160,245	158,482
CSC Holdings LLC 1st Lien Term Loan, 4.323%, 1M LIBOR + 2.250%, 07/17/25	1,792,010	1,781,240
Global Tel*Link Corp. 1st Lien Term Loan, 6.334%, 3M LIBOR + 4.000%, 05/23/20	182,106	182,960

		3,906,618

Total Floating Rate Loans (Cost $65,827,823)		65,467,178

Mortgage-Backed Securities—4.3%

Collateralized Mortgage Obligations—2.3%
Adjustable Rate Mortgage Trust 3.799%, 02/25/35 (b)	1,591,560	1,586,454
American Home Mortgage Investment Trust 3.895%, 6M LIBOR + 1.500%, 10/25/34 (b)	917,138	907,815
Bellemeade Re, Ltd. 3.691%, 1M LIBOR + 1.600%, 04/25/28 (144A) (b)	2,460,000	2,466,950
CHL Mortgage Pass-Through Trust 3.634%, 07/25/34 (b)	494,549	494,476
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 09/25/19	94,269	97,227
Impac Secured Assets Corp. 2.856%, 1M LIBOR + 0.765%, 02/25/35 (b)	663,327	662,811
MASTR Alternative Loan Trust 5.000%, 02/25/18	10,298	10,658
5.000%, 08/25/18	10,945	10,922

Collateralized Mortgage Obligations—(Continued)
MASTR Alternative Loan Trust 5.496%, 11/25/19 (b)	109,262	110,051
5.500%, 12/25/18	6,498	6,489
5.500%, 04/25/19	65,016	65,358
Merrill Lynch Mortgage Investors Trust 2.831%, 1M LIBOR + 0.740%, 03/25/28 (b)	469,074	449,954
3.532%, 04/25/35 (b)	280,204	272,485
Mill City Mortgage Loan Trust 3.250%, 05/25/62 (144A) (b)	2,751,158	2,734,980
New York Mortgage Trust 2.766%, 1M LIBOR + 0.675%, 02/25/36 (b)	311,753	281,378
OBX Trust 2.741%, 1M LIBOR + 0.6500%, 06/25/57 (144A) (b)	2,194,757	2,197,373
Radnor RE 2018-1, Ltd. 3.491%, 1M LIBOR + 1.400%, 03/25/28 (144A) (b)	2,370,000	2,369,131
Sequoia Mortgage Trust 2.724%, 1M LIBOR + 0.640%, 11/20/34 (b)	321,457	318,151
Structured Adjustable Rate Mortgage Loan Trust 2.531%, 1M LIBOR + 0.440%, 08/25/35 (b)	596,032	586,344
3.735%, 09/25/34 (b)	1,483,891	1,480,831
Structured Asset Mortgage Investments Trust 2.785%, 1M LIBOR + 0.700%, 02/19/35 (b)	632,743	626,730
WaMu Mortgage Pass-Through Certificates Trust 2.421%, 1M LIBOR + 0.330%, 01/25/45 (b)	2,106,139	2,093,195
2.551%, 1M LIBOR + 0.460%, 04/25/45 (b)	1,657,560	1,651,514
2.671%, 1M LIBOR + 0.580%, 07/25/45 (b)	912,618	918,470
Wells Fargo Mortgage-Backed Securities Trust 3.839%, 02/25/35 (b)	740,039	756,212
3.911%, 06/25/35 (b)	529,367	533,618

		23,689,577

Commercial Mortgage-Backed Securities—2.0%
BAMLL Commercial Mortgage Securities Trust 2012-PARK 2.959%, 12/10/30 (144A)	1,940,000	1,907,004
CD Commercial Mortgage Trust 5.431%, 07/15/44 (b)	401,169	400,742
Citigroup Commercial Mortgage Trust 5.482%, 10/15/49	692,532	659,623
Colony Multifamily Mortgage Trust 2.543%, 04/20/50 (144A)	296,525	294,873
Commercial Mortgage Trust 3.732%, 08/10/49 (144A) (b)	1,220,000	1,225,324
Core Industrial Trust 3.040%, 02/10/34 (144A)	5,590,000	5,546,678
CSAIL Commercial Mortgage Trust 0.968%, 06/15/57 (b) (j)	15,612,936	647,169
GE Commercial Mortgage Corp. Trust 5.606%, 12/10/49 (b)	917,213	911,130
Greenwich Capital Commercial Mortgage Trust 5.951%, 07/10/38 (b)	1,862,813	1,728,903
GS Mortgage Securities Corp. II 1.007%, 05/10/50 (b) (j)	19,799,590	798,535
JPMorgan Chase Commercial Mortgage Securities Trust 5.895%, 12/15/44 (b)	1,152,374	1,151,129

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Merrill Lynch Mortgage Trust 5.540%, 11/12/37 (b)	529,977	$529,210
OBP Depositor LLC Trust 4.646%, 07/15/45 (144A)	2,250,000	2,305,684
Wachovia Bank Commercial Mortgage Trust 6.163%, 10/15/35 (144A) (b)	565	564
Wells Fargo Commercial Mortgage Trust 1.792%, 11/15/49 (b) (j)	14,236,233	1,291,739
2.399%, 11/15/49	2,692,000	2,620,952

		22,019,259

Total Mortgage-Backed Securities (Cost $46,172,091)		45,708,836

Foreign Government—1.5%

Banks—0.3%
Korea Development Bank (The) 3.375%, 03/12/23 (a)	2,700,000	2,661,316

Sovereign—1.2%
Brazil Notas do Tesouro Nacional 6.000%, 08/15/18 (BRL) (e)	600,000	485,047
10.000%, 01/01/21 (BRL)	5,500,000	1,441,314
Export-Import Bank of China (The) 2.500%, 07/31/19 (144A)	4,000,000	3,972,744
Export-Import Bank of Korea 2.250%, 01/21/20	5,000,000	4,924,190
Indonesia Treasury Bond 8.250%, 07/15/21 (IDR)	16,800,000,000	1,191,710
Mexican Bonos 8.500%, 12/13/18 (MXN)	17,100,000	862,652

		12,877,657

Total Foreign Government (Cost $15,954,266)		15,538,973

Municipals—1.0%
Industry Public Facilities Authority, Tax Allocation Revenue 3.389%, 01/01/20	3,525,000	3,547,772
San Jose Redevelopment Agency Successor Agency, Tax Allocation Revenue 2.480%, 08/01/21	650,000	641,797
2.630%, 08/01/22	2,165,000	2,132,980
State of Pennsylvania, General Obligation, Ltd. 5.000%, 01/15/20	2,800,000	2,931,404
State of Texas, General Obligation Unlimited 5.000%, 04/01/21	1,185,000	1,284,741

Total Municipals (Cost $10,768,884)		10,538,694

Mutual Fund—0.6%
Security Description	Shares/ Principal Amount*	Value

Investment Company Security—0.6%
Invesco Senior Loan ETF (Cost $6,936,939)	300,000	6,870,000

Common Stocks—0.2%

Diversified Financial Services—0.1%
Edcon Holdings, Ltd. (f) (k)	8,217,950	5,991
Edcon Holdings, Ltd. (f) (k)	817,800	596
Remington Outdoor Co., Inc (f) (k) (l)	72,031	1,215,264

		1,221,851

Oil, Gas & Consumable Fuels—0.0%
Halcon Resources Corp. (a) (m)	65,445	287,303
Linn Energy, Inc. (a) (m)	2,964	114,559

		401,862

Paper & Forest Products—0.1%
Appvion,Inc. (f) (k) (l)	38,739	401,247
Verso Corp. - Class A (m)	1,665	36,231

		437,478

Total Common Stocks (Cost $6,040,040)		2,061,191

Warrant—0.0%

Oil, Gas & Consumable Fuels—0.0%
Halcon Resources Corp., Expires 09/09/20 (m)	5,835	2,328

Paper & Forest Products—0.0%
Verso Corp., Expires 07/25/23 (m)	175	569

Total Warrants (Cost $0)		2,897

Short-Term Investments—1.6%

Discount Note—1.3%
Federal Home Loan Bank 0.826%, 07/02/18 (n)	14,370,000	14,370,000

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $3,248,679; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $3,314,298.	3,248,462	3,248,462

Total Short-Term Investments (Cost $17,617,811)		17,618,462

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (o)—4.4%

Security Description	Principal Amount*	Value

Certificates of Deposit—3.5%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (b)	1,500,000	$1,500,081
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (b)	1,000,000	999,942
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (b)	1,500,000	1,502,100
Barclays Bank plc 2.430%, 08/01/18 (b)	1,500,000	1,500,445
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (b)	2,000,000	2,000,750
China Construction Bank 2.550%, 09/17/18	1,500,000	1,499,975
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (b)	1,000,000	999,929
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (b)	1,000,000	999,849
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (b)	3,000,000	3,002,334
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	1,987,990	1,997,200
Credit Suisse AG New York 2.460%, FEDEFF PRV + 0.550%, 09/07/18 (b)	2,000,000	2,000,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	1,000,000	999,959
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (b)	1,000,000	1,000,052
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (b)	2,000,000	1,999,502
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (b)	2,500,000	2,499,975
2.525%, 1M LIBOR + 0.440%, 09/17/18 (b)	1,000,000	1,000,801
Standard Chartered plc 2.250%, 08/21/18	1,000,000	1,000,153
2.384%, 1M LIBOR + 0.300%, 08/22/18 (b)	1,000,000	1,000,024
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (b)	3,500,000	3,500,308
Sumitomo Mitsui Trust Bank, Ltd. 2.445%, 3M LIBOR + 0.090%, 10/18/18 (b)	1,000,782	1,000,035
2.447%, 3M LIBOR + 0.110%, 10/11/18 (b)	1,500,000	1,500,163
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (b)	1,000,000	1,000,012
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (b)	1,000,000	1,000,023
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (b)	1,500,000	1,499,901

		37,003,513

Commercial Paper—0.3%
Starbird Funding Corp. 2.300%, 08/10/18	1,491,567	1,496,257
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (b)	2,000,000	1,999,616

		3,495,873

Repurchase Agreements—0.6%
Deutsche Bank AG, London Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $511,116; collateralized by various Common Stock with an aggregate market value of $558,104.	500,000	500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $6,174,660; collateralized by various Common Stock with an aggregate market value of $6,600,001.	6,000,000	6,000,000

		6,500,000

Total Securities Lending Reinvestments (Cost $46,993,506)		46,999,386

Total Investments—104.3% (Cost $1,130,390,208)		1,116,920,882
Unfunded Loan Commitments—(0.2)% (Cost $(1,825,218))		(1,825,218)
Net Investments—104.1% (Cost $1,128,564,990)		1,115,095,664
Other assets and liabilities (net)—(4.1)%		(44,697,344)

Net Assets—100.0%		$1,070,398,320

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $44,555,338 and the collateral received consisted of cash in the amount of $46,980,339. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2018, the market value of restricted securities was $25,124, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Principal amount of security is adjusted for inflation.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(g)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	This loan will settle after June 30, 2018, at which time the interest rate will be determined.
(i)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(j)	Interest only security.
(k)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent 0.2% of net assets.
(l)	Illiquid security. As of June 30, 2018, these securities represent 0.2% of net assets.
(m)	Non-income producing security.
(n)	The rate shown represents current yield to maturity.
(o)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $258,701,704, which is 24.2% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
KSouth Africa, Ltd., 3.000%, 12/31/22	4/15/13-12/31/17	$632,215	$1,292,277	$12,897
KSouth Africa, Ltd., 25.000%, 12/31/22	12/22/16-12/31/17	122,271	122,271	12,227

				$25,124

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	661,148	DBAG	10/09/18	USD	492,056	$(2,616)
AUD	1,455,000	JPMC	10/09/18	USD	1,082,297	(5,178)
EUR	2,640,000	CBNA	09/19/18	USD	3,181,628	(80,644)
IDR	9,730,000,000	JPMC	10/09/18	USD	696,144	(25,898)
INR	51,540,000	DBAG	10/09/18	USD	780,909	(37,283)
INR	45,300,000	JPMC	10/09/18	USD	684,342	(30,748)
INR	81,900,000	JPMC	10/09/18	USD	1,238,095	(56,432)
MXN	87,900,000	JPMC	10/09/18	USD	4,677,199	(318,164)
PLN	3,130,000	JPMC	09/19/18	USD	925,255	(88,591)
SEK	13,360,000	JPMC	09/19/18	USD	1,625,898	(125,455)

Contracts to Deliver
AUD	661,148	DBAG	10/09/18	USD	513,547	$24,106
AUD	1,455,000	JPMC	10/09/18	USD	1,130,091	52,971
CAD	1,320,000	JPMC	10/09/18	USD	1,050,412	44,679
EUR	253,765	BBP	09/19/18	USD	317,103	19,027
EUR	2,962,067	CBNA	09/19/18	USD	3,702,850	223,562
EUR	1,591,294	DBAG	09/19/18	USD	1,988,178	119,021
EUR	2,813,000	GSBU	09/19/18	USD	3,516,813	212,621
EUR	2,131,918	JPMC	09/19/18	USD	2,663,874	159,691
EUR	98,000	JPMC	09/19/18	USD	114,087	(1,026)
IDR	9,730,000,000	JPMC	10/09/18	USD	677,341	7,095
INR	65,800,000	JPMC	10/09/18	USD	956,673	7,303

Net Unrealized Appreciation						$98,041

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Futures	09/19/18	31	CAD	4,238,010	$33,883
U.S. Treasury Note 2 Year Futures	09/28/18	736	USD	155,905,501	(392,839)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	09/19/18	(108)	USD	(12,980,250)	18,646
U.S. Treasury Note 5 Year Futures	09/28/18	(132)	USD	(14,997,469)	33,243

Net Unrealized Depreciation					$(307,067)

Swap Agreements

OTC Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized (Depreciation)(1)
Floating rate equal to 3M LIBOR plus 2.870% based on the notional amount of currency delivered	Fixed rate equal to 2.500% based on the notional amount of currency received	05/04/21	CBNA	$697,200	EUR	600,000	$(3,648)	$—	$(3,648)

(a)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation(1)
Pay	3M LIBOR	Quarterly	09/20/18	CBNA	Markit iBoxx USD Liquid High Yield Index	USD 3,800,000	$43,324	$—	$43,324

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	2.250%	Semi-Annually	09/19/20	USD	33,000,000	$(389,347)	$(313,317)	$(76,030)
Pay	3M LIBOR	Quarterly	2.250%	Semi-Annually	09/19/20	USD	43,700,000	(515,590)	(356,748)	(158,842)
Pay	3M LIBOR	Quarterly	2.806%	Semi-Annually	05/24/20	USD	26,900,000	15,107	—	15,107
Receive	3M CPURNSA	Maturity	1.960%	Maturity	08/31/24	USD	10,800,000	322,048	—	322,048

Totals								$(567,782)	$(670,065)	$102,283

Centrally Cleared Credit Default Swaps on Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid	Unrealized Appreciation
Republic of Turkey, 11.875%, due 01/15/30	(1.000%)	Quarterly	06/20/23	2.951%	USD	392,000	$33,042	$18,126	$14,916

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Centrally Cleared Credit Default Swaps on Credit Indices and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation
CDX.EM.29	1.000%	Quarterly	06/20/23	1.900%	USD	2,800,000	$(111,146)	$(56,560)	$(54,586)
CDX.NA.HY.30	5.000%	Quarterly	06/20/23	3.594%	USD	16,450,000	959,574	1,004,684	(45,109)
CDX.NA.HY.30	5.000%	Quarterly	06/20/23	3.594%	USD	3,200,000	186,665	188,160	(1,495)
Republic of Indonesia, 5.875%, due 03/13/20	1.000%	Quarterly	06/20/23	1.364%	USD	1,100,000	(18,060)	1,835	(19,896)

Total							$1,017,033	$1,138,119	$(121,086)

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp. 5.000%, due 06/20/22	(5.000%)	Quarterly	06/20/22	JPMC	0.808%	USD	1,300,000	$(204,023)	$(177,082)	$(26,941)
AES Corp. 5.000%, due 06/20/22	(5.000%)	Quarterly	06/20/22	JPMC	0.808%	USD	2,000,000	(313,882)	(281,770)	(32,112)
Ally Financial, Inc. 7.150%, due 09/15/20	(5.000%)	Quarterly	12/20/22	CBNA	1.312%	USD	700,000	(106,551)	(131,668)	25,117
Ally Financial, Inc. 7.150%, due 09/15/20	(5.000%)	Quarterly	12/20/22	JPMC	1.312%	USD	330,000	(50,231)	(62,735)	12,504
Ally Financial, Inc. 7.150%, due 09/15/20	(5.000%)	Quarterly	12/20/22	JPMC	1.312%	USD	770,000	(117,206)	(145,434)	28,228
Best Buy Co., Inc. 5.500%, due 03/15/21	(5.000%)	Quarterly	06/20/22	BBP	0.606%	USD	350,000	(57,855)	(59,024)	1,169
Best Buy Co., Inc. 5.500%, due 03/15/21	(5.000%)	Quarterly	06/20/22	CBNA	0.606%	USD	500,000	(82,649)	(85,096)	2,447
Best Buy Co., Inc. 6.000%, due 06/20/22	(5.000%)	Quarterly	06/20/22	CBNA	0.606%	USD	660,000	(109,098)	(107,750)	(1,348)
Best Buy Co., Inc. 5.500%, due 03/15/21	(5.000%)	Quarterly	06/20/22	JPMC	0.606%	USD	650,000	(107,444)	(116,574)	9,130
CSC Holdings LLC 5.000%, due 09/20/18	(5.000%)	Quarterly	09/20/18	BBP	0.243%	USD	2,500,000	(27,244)	(146,999)	119,755
Dish DBS Corp. 6.750%, due 06/01/21	(5.000%)	Quarterly	06/20/21	JPMC	3.318%	USD	1,620,000	(74,441)	(86,382)	11,941
Nabors Industries, Inc. 9.250%, due 01/15/19	(1.000%)	Quarterly	06/20/20	JPMC	0.828%	USD	30,000	(100)	830	(930)
Nabors Industries, Inc. 9.250%, due 01/15/19	(1.000%)	Quarterly	06/20/22	JPMC	2.605%	USD	775,000	44,915	19,417	25,498
Navient Corp. 5.500%, due 01/25/23	(5.000%)	Quarterly	03/20/20	JPMC	0.764%	USD	500,000	(35,806)	(37,952)	2,146
Springleaf Finance Corp. 5.000%, due 06/20/20	(5.000%)	Quarterly	06/20/20	BBP	0.707%	USD	600,000	(49,662)	(55,618)	5,956
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	03/20/19	BBP	0.436%	USD	1,800,000	(59,375)	(145,060)	85,685
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	03/20/19	CBNA	0.436%	USD	2,500,000	(82,466)	(220,999)	138,533

Totals								$(1,433,118)	$(1,839,896)	$406,778

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American Tower Corp. 3.300%, due 02/15/21	1.000%	Quarterly	06/20/21	GSBU	1.203%	USD	2,700,000	$(15,439)	$(12,706)	$(2,733)
Dish DBS Corp. 5.000%, due 06/20/21	5.000%	Quarterly	06/20/23	JPMC	6.151%	USD	1,620,000	(74,522)	(14,184)	(60,338)
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/22	CBNA	0.738%	USD	2,730,000	29,896	26,396	3,500
Republic of Brazil 1.000%, due 06/20/23	1.000%	Quarterly	06/20/23	CBNA	4.623%	USD	750,000	(55,364)	(33,773)	(21,591)
Republic of Indonesia 5.875%, due 03/13/20	1.000%	Quarterly	06/20/23	JPMC	1.364%	USD	1,175,000	(19,291)	(14,746)	(4,545)
Republic of Colombia 10.375%, due 01/28/33	1.000%	Quarterly	06/20/23	BBP	1.237%	USD	1,300,000	(14,022)	(8,431)	(5,591)
Republic of Argentina 5.000%, due 06/20/23	5.000%	Quarterly	06/20/23	BBP	4.623%	USD	540,000	8,426	12,097	(3,671)
Nabors Industries, Inc. 1.000%, due 06/20/22	1.000%	Quarterly	06/20/22	JPMC	2.605%	USD	30,000	(1,739)	(3,859)	2,120
Nabors Industries, Inc. 9.250%, due 01/15/19	1.000%	Quarterly	06/20/22	JPMC	2.605%	USD	775,000	(44,914)	(96,867)	51,953
Republic of Colombia 10.375%, due 01/28/33	1.000%	Quarterly	06/20/23	CBNA	1.237%	USD	1,100,000	(11,865)	(3,030)	(8,835)
Simon Property Group L.P. 4.375%, due 03/01/21	1.000%	Quarterly	06/20/22	CBNA	0.484%	USD	1,300,000	25,249	4,387	20,862
Simon Property Group L.P. 4.375%, due 03/01/21	1.000%	Quarterly	06/20/22	CBNA	0.484%	USD	650,000	12,625	1,228	11,397
Simon Property Group L.P. 4.375%, due 03/01/21	1.000%	Quarterly	06/20/22	JPMC	0.484%	USD	2,175,000	42,244	21,123	21,121
United Mexican States 4.150%, due 03/28/27	1.000%	Quarterly	06/20/23	CBNA	2.682%	USD	1,175,000	(17,990)	(14,902)	(3,088)
United Mexican States 4.150%, due 03/28/27	1.000%	Quarterly	06/20/23	CBNA	1.337%	USD	1,600,000	(24,497)	(12,032)	(12,465)
United Mexican States 4.150%, due 03/28/27	1.000%	Quarterly	06/20/23	JPMC	1.337%	USD	1,100,000	(16,841)	(8,454)	(8,387)

Totals								$(178,044)	$(157,753)	$(20,291)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation*	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
Bespoke 3-7% CDX Tranche	0.790%	Quarterly	06/20/19	CBNA	0.658%	USD	1,700,000	$2,186	$—	$2,186
Bespoke 58% HY/42% IG 0-3% CDX Tranche	1.000%	Quarterly	06/20/19	CBNA	9.308%	USD	570,000	(49,612)	(153,900)	104,288
Bespoke 6-10% CDX Tranche	0.630%	Quarterly	12/20/18	CBNA	0.864%	USD	4,000,000	(4,475)	—	(4,475)
Bespoke Cambridge 0-3% CDX Tranche	0.000%	Quarterly	12/20/19	CBNA	13.245%	USD	1,100,000	(196,869)	(174,900)	(21,969)
Bespoke Hong Kong 3-5% CDX Tranche	1.000%	Quarterly	12/20/18	CBNA	0.971%	USD	3,000,000	418	(126,284)	126,702
Bespoke Verona 0-3% CDX Tranche	0.000%	Quarterly	12/20/19	CBNA	13.110%	USD	900,000	(159,971)	(220,500)	60,529
Bespoke Verona 7-15% CDX Tranche	0.400%	Quarterly	12/20/19	CBNA	0.422%	USD	1,650,000	(523)	—	(523)

Totals								$(408,846)	$(675,584)	$266,738

Cash in the amount of $310,000 have been deposited in segregated accounts held by the counterparties as collateral for swap contracts.

*	Represents a custom index comprised of a basket of underlying issuers.
(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CBNA)—	Citibank N.A.

(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(BRL)—	Brazilian Real
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Index Abbreviations

(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(ICE)—	Intercontinental Exchange, Inc.
(LIBOR)—	London Interbank Offered Rate
(CMT)—	Constant Maturity Treasury
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(FEDEFF PRV)—	Effective Federal Funds Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(ETF)—	Exchange-Traded Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$415,636,065	$—	$415,636,065
Total U.S. Treasury & Government Agencies*	—	315,077,887	—	315,077,887
Asset-Backed Securities
Asset-Backed - Credit Card	—	49,801,339	—	49,801,339
Asset-Backed - Home Equity	—	2,391,718	—	2,391,718
Asset-Backed - Other	—	122,208,256	1,000,000	123,208,256
Total Asset-Backed Securities	—	174,401,313	1,000,000	175,401,313
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	63,641,960	—	63,641,960
Total Mortgage-Backed Securities*	—	45,708,836	—	45,708,836
Total Investment Company Security	6,870,000	—	—	6,870,000
Total Foreign Government*	—	15,538,973	—	15,538,973
Total Municipals	—	10,538,694	—	10,538,694
Common Stocks
Diversified Financial Services	—	—	1,221,851	1,221,851
Oil, Gas & Consumable Fuels	401,862	—	—	401,862
Paper & Forest Products	36,231	—	401,247	437,478
Total Common Stocks	438,093	—	1,623,098	2,061,191
Total Warrant*	2,897	—	—	2,897
Total Short-Term Investments*	—	17,618,462	—	17,618,462
Total Securities Lending Reinvestments*	—	46,999,386	—	46,999,386
Total Net Investments	$7,310,990	$1,105,161,576	$2,623,098	$1,115,095,664

Collateral for Securities Loaned (Liability)	$—	$(46,980,339)	$—	$(46,980,339)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$870,076	$—	$870,076
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(772,035)	—	(772,035)
Total Forward Contracts	$—	$98,041	$—	$98,041
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$85,772	$—	$—	$85,772
Futures Contracts (Unrealized Depreciation)	(392,839)	—	—	(392,839)
Total Futures Contracts	$(307,067)	$—	$—	$(307,067)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$352,071	$—	$352,071
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(355,958)	—	(355,958)
Total Centrally Cleared Swap Contracts	$—	$(3,887)	$—	$(3,887)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$209,283	$—	$209,283
OTC Swap Contracts at Value (Liabilities)	—	(2,189,615)	—	(2,189,615)
Total OTC Swap Contracts	$—	$(1,980,332)	$—	$(1,980,332)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2018 is not presented.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b) (c)	$1,115,095,664
Cash	44,707
Cash denominated in foreign currencies (d)	83,830
Cash collateral (e)	5,497,476
OTC swap contracts at market value (f)	209,283
Unrealized appreciation on forward foreign currency exchange contracts	870,076
Receivable for:
Investments sold	2,959,440
Fund shares sold	93,553
Interest	5,791,213
Variation margin on futures contracts	37,543
Interest on OTC swap contracts	35,320
Variation margin on centrally cleared swap contracts	119,263

Total Assets	1,130,837,368
Liabilities
OTC swap contracts at market value (g)	2,189,615
Unrealized depreciation on forward foreign currency exchange contracts	772,035
Collateral for securities loaned	46,980,339
Payables for:
Investments purchased	9,235,715
Fund shares redeemed	436,685
Foreign taxes	5,627
Interest on OTC swap contracts	29,165
Accrued Expenses:
Management fees	376,197
Distribution and service fees	57,407
Deferred trustees’ fees	110,141
Other expenses	246,122

Total Liabilities	60,439,048

Net Assets	$1,070,398,320

Net Assets Consist of:
Paid in surplus	$1,146,066,632
Undistributed net investment income	14,990,123
Accumulated net realized loss	(77,660,929)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions (h)	(12,997,506)

Net Assets	$1,070,398,320

Net Assets
Class A	$790,706,345
Class B	279,691,975
Capital Shares Outstanding*
Class A	83,797,109
Class B	29,769,744
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.44
Class B	9.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,128,564,990.
(b)	Investments at value is net of unfunded loan commitments of $1,825,218.
(c)	Includes securities loaned at value of $44,555,338.
(d)	Identified cost of cash denominated in foreign currencies was $84,502.
(e)	Includes collateral of $2,893,939 for centrally cleared swap contracts, $2,290,000 for OTC swap contracts and $313,537 for futures contracts.
(f)	Net premium received on OTC swap contracts was $41,636.
(g)	Net premium received on OTC swap contracts was $2,631,597.
(h)	Includes foreign capital gains tax of $5,627.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends	$195,082
Interest (a)	18,247,938
Securities lending income	202,455

Total investment income	18,645,475
Expenses
Management fees	2,671,782
Administration fees	17,075
Custodian and accounting fees	99,665
Distribution and service fees—Class B	352,266
Audit and tax services	51,309
Legal	21,574
Trustees’ fees and expenses	20,713
Shareholder reporting	18,972
Insurance	3,478
Miscellaneous	3,121

Total expenses	3,259,955
Less management fee waiver	(376,430)

Net expenses	2,883,525

Net Investment Income	15,761,950

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(3,520,678)
Futures contracts	(1,086,854)
Swap contracts	139,799
Foreign currency transactions	(14,192)
Forward foreign currency transactions	(202,767)

Net realized loss	(4,684,692)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(10,104,147)
Futures contracts	152,799
Swap contracts	(58,542)
Foreign currency transactions	15,703
Forward foreign currency transactions	400,332

Net change in unrealized depreciation	(9,593,855)

Net realized and unrealized loss	(14,278,547)

Net Increase in Net Assets From Operations	$1,483,403

(a)	Net of foreign withholding taxes of $9,324.
(b)	Includes change in foreign capital gains tax of $14,804.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,761,950	$22,188,217
Net realized loss	(4,684,692)	(2,063,586)
Net change in unrealized depreciation	(9,593,855)	(3,756,097)

Increase in net assets from operations	1,483,403	16,368,534

From Distributions to Shareholders
Net investment income
Class A	(16,162,385)	(13,246,156)
Class B	(5,001,892)	(4,085,536)

Total distributions	(21,164,277)	(17,331,692)

Increase (decrease) in net assets from capital share transactions	(5,168,698)	9,843,369

Total increase (decrease) in net assets	(24,849,572)	8,880,211

Net Assets
Beginning of period	1,095,247,892	1,086,367,681

End of period	$1,070,398,320	$1,095,247,892

Undistributed net investment income
End of period	$14,990,123	$20,392,450

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,367,142	$13,151,158	1,250,845	$12,045,789
Reinvestments	1,713,933	16,162,385	1,384,133	13,246,156
Redemptions	(3,017,174)	(28,905,992)	(2,156,710)	(20,816,406)

Net increase	63,901	$407,551	478,268	$4,475,539

Class B
Sales	1,683,951	$16,050,108	4,802,061	$46,067,354
Reinvestments	532,683	5,001,892	428,702	4,085,536
Redemptions	(2,792,218)	(26,628,249)	(4,666,686)	(44,785,060)

Net increase (decrease)	(575,584)	$(5,576,249)	564,077	$5,367,830

Increase (decrease) derived from capital shares transactions		$(5,168,698)		$9,843,369

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.62		$9.62	$9.62	$9.97	$10.08	$10.12

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.20	0.19	0.18	0.15	0.16
Net realized and unrealized gain (loss) on investments	(0.12)		(0.04)	0.12	(0.20)	(0.03)	(0.02)

Total from investment operations	0.02		0.16	0.31	(0.02)	0.12	0.14

Less Distributions
Distributions from net investment income	(0.20)		(0.16)	(0.31)	(0.33)	(0.23)	(0.18)

Total distributions	(0.20)		(0.16)	(0.31)	(0.33)	(0.23)	(0.18)

Net Asset Value, End of Period	$9.44		$9.62	$9.62	$9.62	$9.97	$10.08

Total Return (%) (b)	0.17	(c)	1.68	3.30	(0.26)	1.17 (d)	1.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(e)	0.54	0.54	0.53	0.53	0.55
Net ratio of expenses to average net assets (%) (f)	0.47	(e)	0.52	0.52	0.52	0.51	0.52
Ratio of net investment income to average net assets (%)	2.99	(e)	2.10	2.01	1.78	1.51	1.55
Portfolio turnover rate (%)	32	(c)(g)	69 (g)	35	43	59	67
Net assets, end of period (in millions)	$790.7		$805.1	$801.3	$1,156.0	$1,243.7	$1,075.7

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.56		$9.57	$9.56	$9.92	$10.03	$10.08

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.18	0.17	0.15	0.13	0.13
Net realized and unrealized gain (loss) on investments	(0.12)		(0.05)	0.13	(0.21)	(0.02)	(0.01)

Total from investment operations	0.01		0.13	0.30	(0.06)	0.11	0.12

Less Distributions
Distributions from net investment income	(0.17)		(0.14)	(0.29)	(0.30)	(0.22)	(0.17)

Total distributions	(0.17)		(0.14)	(0.29)	(0.30)	(0.22)	(0.17)

Net Asset Value, End of Period	$9.40		$9.56	$9.57	$9.56	$9.92	$10.03

Total Return (%) (b)	0.12	(c)	1.33	3.13	(0.62)	1.06	1.16

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(e)	0.79	0.79	0.78	0.78	0.80
Net ratio of expenses to average net assets (%) (f)	0.72	(e)	0.77	0.77	0.77	0.76	0.77
Ratio of net investment income to average net assets (%)	2.74	(e)	1.85	1.76	1.53	1.26	1.32
Portfolio turnover rate (%)	32	(c)(g)	69 (g)	35	43	59	67
Net assets, end of period (in millions)	$279.7		$290.1	$285.1	$303.8	$330.2	$275.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 26% and 46% for the six months ended June 30, 2018 and year ended December 31, 2017, respectively.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, defaulted bonds, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the

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value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2018, the Portfolio had open unfunded loan commitments of $1,825,218. At June 30, 2018, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $3,248,462. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $6,500,000. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment

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income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(300,424)	$—	$—	$—	$(300,424)
Corporate Bonds & Notes	(25,432,687)	—	—	—	(25,432,687)
Foreign Government	(278,942)	—	—	—	(278,942)
U.S. Treasury & Government Agencies	(20,968,286)	—	—	—	(20,968,286)
Total	$(46,980,339)	$—	$—	$—	$(46,980,339)
Total Borrowings	$(46,980,339)	$—	$—	$—	$(46,980,339)
Gross amount of recognized liabilities for securities lending transactions					$(46,980,339)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange

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contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio

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realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take

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delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (c)	$337,155	Unrealized depreciation on centrally cleared swap contracts (a) (c)	$234,872
	Unrealized appreciation on futures contracts (b) (c)	85,772	Unrealized depreciation on futures contracts (b) (c)	392,839
Credit	OTC swap contracts at market value (d)	209,283	OTC swap contracts at market value (d)	2,185,967
	Unrealized appreciation on centrally cleared swap contracts (a) (c)	14,916	Unrealized depreciation on centrally cleared swap contracts (a) (c)	121,086
Foreign Exchange			OTC swap contracts at market value (d)	3,648
	Unrealized appreciation on forward foreign currency exchange contracts	870,076	Unrealized depreciation on forward foreign currency exchange contracts	772,035

Total		$1,517,202		$3,710,447

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Excludes OTC swap interest receivable of $35,320 and OTC swap interest payable of $29,165.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$27,453	$(27,453)	$—	$—
Citibank N.A.	337,260	(337,260)	—	—
Deutsche Bank AG	143,127	(39,899)	(103,228)	—
Goldman Sachs Bank USA	212,621	(15,439)	(190,000)	7,182
JPMorgan Chase Bank N.A.	358,898	(358,898)	—	—

	$1,079,359	$(778,949)	$(293,228)	$7,182

BHFTI-33

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$208,158	$(27,453)	$(180,705)	$—
Citibank N.A.	986,222	(337,260)	(648,962)	—
Deutsche Bank AG	39,899	(39,899)		—
Goldman Sachs Bank USA	15,439	(15,439)	—	—
JPMorgan Chase Bank N.A.	1,711,932	(358,898)	(1,353,034)	—

	$2,961,650	$(778,949)	$(2,182,701)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(202,767)	$(202,767)
Futures contracts	(1,086,854)	—	—	(1,086,854)
Swap contracts	(259,424)	399,197	26	139,799

	$(1,346,278)	$399,197	$(202,741)	$(1,149,822)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$400,332	$400,332
Futures contracts	152,799	—	—	152,799
Swap contracts	33,094	(87,988)	(3,648)	(58,542)

	$185,893	$(87,988)	$396,684	$494,589

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$47,029,334
Futures contracts long	166,984,279
Futures contracts short	(20,533,333)
Swap contracts	210,175,290

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for

BHFTI-34

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$141,880,051	$197,349,394	$207,637,379	$137,749,181

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2018 were as follows:

Purchases	Sales
$59,619,743	$70,274,408

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Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$2,671,782	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$500 million to $1.5 billion
0.050%	Over $1.5 billion

An identical agreement was in place for the period December 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period May 1, 2018 to April 30, 2019, Brighthouse Investment Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse/Templeton International Bond Portfolio, a series of the Trust. An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

BHFTI-36

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,130,412,125

Gross unrealized appreciation	10,772,645
Gross unrealized depreciation	(24,449,717)

Net unrealized appreciation (depreciation)	$(13,677,072)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$17,331,692	$34,639,107	$—	$—	$17,331,692	$34,639,107

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$20,876,521	$—	$(9,003,410)	$(67,747,560)	$(55,874,449)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the accumulated short-term capital losses were $16,338,503 and the accumulated long-term capital losses were $ 51,409,057.

9. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-37

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the Brighthouse/Templeton International Bond Portfolio returned -1.09% and -1.20%, respectively. The Portfolio’s benchmark, the FTSE World Government Bond Index (WGBI) ex-U.S.1, returned -0.92%.

MARKET ENVIRONMENT / CONDITIONS

The six-month period began with sharply rising yields in the U.S. and Europe as reflation sentiments appeared to return to markets. Deregulation efforts and tax cuts were anticipated to add stimulus to an already strong U.S. economy. The 10-year U.S. Treasury yield rose 0.45%, finishing February at 2.86%. In Europe, the 10-year German bund yield rose 0.27% during January, reaching its peak yield for the period at 0.70% on February 2, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank later in the year, but those expectations would diminish by the end of the period. Overall, the U.S. dollar was broadly weaker against the euro and global currencies during the opening months of the period, but that trend would sharply reverse in April.

By March, the rising yield trends in the U.S. and Europe had stalled and moderately reversed. Protectionist trade activity from the U.S. in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high yield credit tiers in the U.S. and Europe during the month, ultimately widening even further by the end of June.

In April, U.S. Treasury yields rose sharply, and the U.S. dollar strengthened broadly as reflation sentiments appeared to again return to financial markets. The 10-year U.S. Treasury yield rose above 3.00% for the first time in more than four years, ultimately reaching 3.11% on May 17, its highest level since 2011. However, risk aversion returned to global bond markets in the second half of May, as political issues in Italy raised concerns over the euro and Italian debt ratios. Consequently, yields in Italy, Spain, and much of peripheral Europe rose sharply, while yields in Germany, France, and the U.S. declined due to flights to quality. Several Latin American countries also saw rising yields and depreciations of their exchange rates during May. In the second half of June, a return of tariff threats from the U.S. reintroduced risk aversion, driving the 10-year U.S. Treasury yield back to where it began the month at 2.86%.

On the whole, duration exposures in the U.S. and in several parts of the world faced headwinds from rising rates during the period, with the exception of core European countries, which began the period with rising yields, but finished with sharply declining yields. Additionally, the U.S. dollar started the period weaker before significantly strengthening against global currencies over the final three months.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio’s negative absolute performance was primarily due to currency positions. Interest-rate strategies and sovereign credit exposures had largely neutral effects on absolute results. Among currencies, positions in Latin America and Asia ex-Japan detracted from absolute performance (the Brazilian real, the Argentine peso and the Indian rupee detracted, while the Mexican peso contributed). The Portfolio’s net-negative positions in the euro and the Australian dollar, achieved through the use of currency forward contracts, contributed to absolute results, while its net-negative position in the Japanese yen, also through currency forward contracts, had a largely neutral effect. The Portfolio maintained a defensive approach regarding interest rates in developed markets via an underweight to duration, while holding duration exposures in select emerging markets. Select duration exposures in Asia ex-Japan (Indonesia) and Latin America (Argentina) detracted from absolute performance, while negative duration exposure to U.S. Treasuries moderately contributed.

During the period, currency positions, sovereign credit exposures and interest-rate strategies had largely neutral effects on the Portfolio’s relative performance. Among currencies, overweight positions in Latin America and Asia ex-Japan detracted from relative results (the Brazilian real, Argentine peso, and Indian rupee detracted, while the Mexican peso contributed). However, the Portfolio’s underweight positions in the euro and Australian dollar contributed to relative results, while its underweight position in the Japanese yen detracted. The Portfolio maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select overweight duration exposures in Asia ex-Japan (Indonesia) and Latin America (Argentina) detracted from relative performance, while underweighted duration exposure in the U.S. contributed.

During the period we continued to position our strategies for rising rates by maintaining low portfolio duration and aiming at a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. We continued to prefer local-currency positions in specific countries that we believed to have resilient economies and relatively higher, maintainable rate differentials. During the period, we held notable local-currency duration exposures in Brazil, Argentina, Colombia, Indonesia, and India, and notable currency exposure to the Mexican peso. We also continued to hold net-negative positions in the euro and Japanese yen as hedges against a broadly strengthening U.S. dollar and as directional views on the currencies. We also held net-negative positioning in the Australian dollar based on the Reserve Bank of Australia’s continued rate accommodation, and as a partial hedge against potential economic risks in China as well as

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

broad-based beta risks across emerging markets. In credit markets, we continued to see areas of value in specific sovereign credits, but we largely preferred the risk-adjusted returns in specific areas of the local-currency bond markets over the more fully valued credit markets. Overall, the strategy was positioned for depreciation of the euro and yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

At the end of the period, the Portfolio remained positioned in select local-currency emerging markets, with an emphasis on duration exposures in Brazil, Argentina, Colombia, India, and Indonesia. The Portfolio also held moderate duration exposures in Ghana and South Korea and held short-term local-currency bonds and currency exposures in Mexico and Thailand. The Portfolio also continued to maintain net-negative positions in the Japanese yen, the euro, and the Australian dollar. Additionally, the Portfolio continued to maintain its negative duration exposure to U.S. Treasuries through interest-rate swaps.

Michael Hasenstab

Sonal Desai

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE WORLD GOVERNMENT BOND INDEX EX-U.S.

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
Brighthouse/Templeton International Bond Portfolio
Class A	-1.09	-2.06	0.14	3.92
Class B	-1.20	-2.28	-0.11	3.66
FTSE World Government Bond Index (“WGBI”) ex-U.S.	-0.92	3.22	1.01	2.07

1 The FTSE World Government Bond Index ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

2 Inception date of the Class A and Class B shares is 5/1/2009. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Countries

% of Net Assets
United States	33.9
Mexico	19.6
Indonesia	9.2
South Korea	7.6
India	7.5
Thailand	4.2
Colombia	4.1
Argentina	4.1
Brazil	3.8
Ghana	1.4

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.72%	$1,000.00	$989.10	$3.55
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

Class B (a)	Actual	0.97%	$1,000.00	$988.00	$4.78
	Hypothetical*	0.97%	$1,000.00	$1,019.98	$4.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Foreign Government—62.2% of Net Assets

Security Description	Principal Amount*	Value

Argentina—4.0%
Argentine Bonos del Tesoro 15.500%, 10/17/26 (ARS)	693,671,000	$22,482,854
16.000%, 10/17/23 (ARS)	370,242,000	11,808,064
18.200%, 10/03/21 (ARS)	327,592,000	10,391,207
21.200%, 09/19/18 (ARS)	31,145,000	1,101,516
34.188%, BADLAR + 2.000%, 04/03/22 (ARS) (a)	20,147,000	633,838
Bonos de la Nacion Argentina con Ajuste por CER 3.750%, 02/08/19 (ARS)	24,117,000	904,648
Letras del Banco Central de la Republica Argentina Zero Coupon, 07/18/18 (ARS)	30,563,000	1,035,294
1.000%, 10/17/18 (ARS)	36,760,000	1,133,846
21.982%, 08/15/18 (ARS) (b)	23,871,000	785,106
33.896%, 11/21/18 (ARS) (b)	1,933,000	59,443

		50,335,816

Brazil—3.8%
Brazil Letras do Tesouro Nacional Zero Coupon, 07/01/20 (BRL)	83,081,000	18,113,148
Zero Coupon, 07/01/21 (BRL)	14,410,000	2,815,359
Brazil Notas do Tesouro Nacional 6.000%, 08/15/22 (BRL) (c)	4,846,000	4,056,721
10.000%, 01/01/21 (BRL)	36,775,000	9,637,152
10.000%, 01/01/23 (BRL)	51,875,000	13,075,511

		47,697,891

Colombia—4.1%
Colombian TES 6.000%, 04/28/28 (COP)	5,915,600,000	1,935,688
7.000%, 05/04/22 (COP)	653,000,000	232,107
7.000%, 06/30/32 (COP)	7,946,000,000	2,690,492
7.500%, 08/26/26 (COP)	9,819,300,000	3,548,610
7.750%, 09/18/30 (COP)	108,388,100,000	39,651,359
10.000%, 07/24/24 (COP)	10,589,000,000	4,299,519

		52,357,775

Ghana—1.4%
Ghana Government Bonds 16.250%, 05/17/21 (GHS)	9,750,000	1,943,082
16.500%, 03/22/21 (GHS)	2,320,000	465,053
16.500%, 02/06/23 (GHS)	13,400,000	2,657,751
17.600%, 11/28/22 (GHS)	10,940,000	2,247,464
18.250%, 09/21/20 (GHS)	2,170,000	451,349
18.250%, 07/25/22 (GHS)	5,170,000	1,079,420
18.500%, 06/01/20 (GHS)	670,000	145,217
19.750%, 03/15/32 (GHS)	18,788,000	4,376,380
21.000%, 03/23/20 (GHS)	2,310,000	499,258
21.500%, 03/09/20 (GHS)	1,000,000	218,192
24.500%, 10/22/18 (GHS)	4,530,000	958,052
24.750%, 03/01/21 (GHS)	810,000	190,927
24.750%, 07/19/21 (GHS)	1,490,000	356,659
Ghana Treasury Notes 17.180%, 01/06/20 (GHS)	1,860,000	381,993
17.240%, 11/11/19 (GHS)	7,030,000	1,445,716
21.000%, 01/07/19 (GHS)	4,470,000	942,048

		18,358,561

India—7.5%
India Government Bonds 6.790%, 05/15/27 (INR)	3,400,000,000	45,803,109
6.840%, 12/19/22 (INR)	365,000,000	5,109,414
7.680%, 12/15/23 (INR)	1,164,000,000	16,729,049
8.080%, 08/02/22 (INR)	1,344,000,000	19,712,262
8.200%, 02/15/22 (INR)	547,000,000	8,051,514

		95,405,348

Indonesia—9.2%
Indonesia Treasury Bonds 5.625%, 05/15/23 (IDR)	96,951,000,000	6,241,263
7.000%, 05/15/22 (IDR)	631,607,000,000	43,172,300
8.375%, 03/15/24 (IDR)	81,624,000,000	5,818,487
8.375%, 09/15/26 (IDR)	45,918,000,000	3,260,402
8.375%, 03/15/34 (IDR)	49,720,000,000	3,460,970
8.750%, 05/15/31 (IDR)	22,479,000,000	1,635,331
9.000%, 03/15/29 (IDR)	11,396,000,000	845,753
10.000%, 09/15/24 (IDR)	186,070,000,000	14,153,266
10.000%, 02/15/28 (IDR)	34,960,000,000	2,756,253
10.500%, 08/15/30 (IDR)	2,470,000,000	201,237
11.500%, 09/15/19 (IDR)	7,238,000,000	527,066
12.800%, 06/15/21 (IDR)	78,179,000,000	6,183,943
12.900%, 06/15/22 (IDR)	341,823,000,000	27,908,786

		116,165,057

Mexico—19.6%
Mexican Bonos 5.000%, 12/11/19 (MXN)	753,040,000	36,454,867
6.500%, 06/10/21 (MXN)	687,730,000	33,523,818
8.000%, 06/11/20 (MXN)	431,860,000	20,811,641
8.500%, 12/13/18 (MXN)	114,740,000	5,788,346
Mexican Udibonos 2.500%, 12/10/20 (MXN) (c)	14,784,629	722,108
4.000%, 06/13/19 (MXN) (c)	18,728,800	944,755
Mexico Cetes 6.798%, 10/11/18 (MXN) (b)	1,022,027,000	5,030,718
7.127%, 12/06/18 (MXN) (b)	2,227,767,000	10,832,689
7.199%, 08/16/18 (MXN) (b)	4,779,626,000	23,817,689
7.300%, 07/05/18 (MXN) (b)	379,564,000	1,908,709
7.372%, 10/25/18 (MXN) (b)	1,391,448,000	6,835,624
7.381%, 09/27/18 (MXN) (b)	4,889,712,000	24,142,218
7.385%, 09/13/18 (MXN) (b)	4,919,159,000	24,362,410
7.420%, 05/23/19 (MXN) (b)	2,726,710,000	12,791,212
7.446%, 03/28/19 (MXN) (b)	1,711,352,000	8,123,908
7.465%, 01/31/19 (MXN) (b)	2,808,624,000	13,493,105
7.487%, 08/30/18 (MXN) (b)	1,635,559,000	8,125,315
7.552%, 11/22/18 (MXN) (b)	515,873,000	2,516,135
7.587%, 11/08/18 (MXN) (b)	1,026,095,000	5,020,001
7.595%, 08/09/18 (MXN) (b)	591,014,000	2,952,378

		248,197,646

Peru—0.2%
Peru Government Bond 7.840%, 08/12/20 (PEN)	5,663,000	1,900,312

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

South Korea—7.6%
Korea Treasury Bonds 1.375%, 09/10/21 (KRW)	28,281,400,000	$24,746,136
1.875%, 03/10/22 (KRW)	65,589,000,000	58,046,118
4.250%, 06/10/21 (KRW)	14,150,400,000	13,447,286

		96,239,540

Thailand—4.2%
Thailand Government Bond 3.875%, 06/13/19 (THB)	1,747,490,000	53,879,342

Ukraine—0.6%
Ukraine Government International Bond Zero Coupon, 05/31/40 (144A) (a)	12,705,000	8,029,560

Total Foreign Government (Cost $858,772,563)		788,566,848

U.S. Treasury & Government Agencies—0.6%

U.S. Treasury—0.6%
U.S. Treasury Notes 2.750%, 02/15/19 (Cost $7,039,801)	7,659,000	7,682,635

Short-Term Investments—33.4%

Discount Note—10.6%
Federal Home Loan Bank 1.609%, 07/02/18 (b)	135,000,000	135,000,000

Foreign Government—1.3%
Argentina Treasury Bills Zero Coupon, 09/14/18 (ARS) (b)	10,073,000	364,787
3.020%, 10/12/18 (ARS) (b)	4,029,000	141,771
21.434%, 09/19/18 (ARS) (b)	84,988,000	2,691,510
Philippine Treasury Bill 2.946%, 12/19/18 (PHP) (b)	683,970,000	12,586,432

		15,784,500

Repurchase Agreement—12.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $162,916,525; collateralized by U.S. Treasury Notes with rates ranging from 2.000% - 2.625%, maturity dates ranging from 01/31/23 - 02/28/23, and an aggregate market value of $166,164,479.	162,905,665	162,905,665

U.S. Treasury—8.7%
U.S. Treasury Bills 1.815%, 07/19/18 (b) (d)	33,000,000	32,972,924
1.870%, 09/13/18 (b)	37,130,000	36,988,452
1.950%, 01/31/19 (b)	41,321,000	40,818,589

		110,779,965

Total Short-Term Investments (Cost $426,008,377)		424,470,130

Securities Lending Reinvestments (e)—0.4%
Security Description	Principal Amount*	Value

Repurchase Agreements—0.3%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $514,090; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $524,280.	514,000	$514,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $101,112; collateralized by various Common Stock with an aggregate market value of $111,621.	100,000	100,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $200,511; collateralized by various Common Stock with an aggregate market value of $222,439.	200,000	200,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $968,161; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $987,810.	968,000	968,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $404,946; collateralized by various Common Stock with an aggregate market value of $445,156.	400,000	400,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $402,496; collateralized by various Common Stock with an aggregate market value of $445,156.	400,000	400,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $301,982; collateralized by various Common Stock with an aggregate market value of $333,856.	300,000	300,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $301,845; collateralized by various Common Stock with an aggregate market value of $333,856.	300,000	300,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $370,158; collateralized by various Common Stock with an aggregate market value of $409,529.	368,000	368,000

		3,550,000

Time Deposits—0.1%
Australia New Zealand Bank 1.900%, 07/02/18	100,000	100,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	125,000	125,000
DNB Bank ASA 1.870%, 07/02/18	125,000	125,000
DZ Bank AG 1.890%, 07/02/18	125,000	125,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
Nordea Bank New York 1.880%, 07/02/18	125,000	$125,000
Santander UK Group Holdings plc 1.900%, 07/02/18	125,000	125,000
Svenska Handelsbanken AB 1.870%, 07/02/18	125,000	125,000

		850,000

Total Securities Lending Reinvestments (Cost $4,400,000)		4,400,000

Total Investments—96.6% (Cost $1,296,220,741)		1,225,119,613
Other assets and liabilities (net)—3.4%		43,495,438

Net Assets—100.0%		$1,268,615,051

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $4,396,390 and the collateral received consisted of cash in the amount of $4,400,000. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $8,029,560, which is 0.6% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	303,973,677	JPMC	09/05/18	USD	80,951,711	$(3,051,586)
INR	14,658,000	JPMC	08/06/18	USD	225,977	(12,886)
INR	69,899,500	HSBC	08/08/18	USD	1,076,122	(60,191)
INR	2,130,845,000	HSBC	08/16/18	USD	31,285,347	(343,821)
JPY	18,213,812	DBAG	07/05/18	USD	165,160	(628)
JPY	18,400,188	DBAG	07/05/18	USD	166,850	(634)

Contracts to Deliver
AUD	13,271,967	JPMC	07/12/18	USD	10,149,472	327,585
AUD	10,047,000	JPMC	07/16/18	USD	7,648,178	212,770
AUD	290,000	JPMC	07/18/18	USD	219,374	4,754
AUD	286,550	CBNA	08/09/18	USD	215,001	2,913
AUD	13,263,016	JPMC	08/13/18	USD	10,144,682	328,036
AUD	10,047,000	JPMC	08/15/18	USD	7,602,364	166,014
AUD	296,000	JPMC	08/20/18	USD	223,945	4,855
AUD	5,331,000	CBNA	08/22/18	USD	3,996,651	50,796
AUD	13,263,016	JPMC	09/12/18	USD	10,146,804	329,336
AUD	26,541,000	CBNA	09/13/18	USD	20,211,635	565,574
AUD	10,047,000	JPMC	09/14/18	USD	7,650,931	213,968
AUD	374,000	JPMC	09/18/18	USD	282,995	6,151
AUD	29,844,000	JPMC	09/20/18	USD	22,201,310	109,957
AUD	286,550	CBNA	10/09/18	USD	220,638	8,508
AUD	10,047,000	JPMC	10/15/18	USD	7,605,378	167,313
EUR	11,300,422	DBAG	07/05/18	USD	13,226,013	27,541
EUR	3,672,600	JPMC	07/06/18	USD	4,551,729	261,969
EUR	3,829,187	BOA	07/09/18	USD	4,616,467	142,873
EUR	9,359,372	UBSA	07/09/18	USD	11,549,932	615,486
EUR	5,723,000	HSBC	07/10/18	USD	7,046,587	360,005
EUR	3,411,360	JPMC	07/10/18	USD	4,215,350	229,619
EUR	11,794,825	DBAG	07/12/18	USD	14,671,641	888,910
EUR	2,518,372	BOA	07/13/18	USD	3,137,690	194,655

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	3,280,343	GSC	07/13/18	USD	4,085,371	$251,878
EUR	900,000	GSC	07/16/18	USD	1,062,279	10,285
EUR	3,821,000	HSBC	07/16/18	USD	4,741,422	275,124
EUR	4,241,360	JPMC	07/16/18	USD	5,017,784	60,135
EUR	2,240,854	JPMC	07/16/18	USD	2,647,200	27,906
EUR	140,036	JPMC	07/16/18	USD	165,424	1,738
EUR	815,500	GSC	07/18/18	USD	1,017,092	63,729
EUR	4,631,000	MSC	07/19/18	USD	5,406,831	(7,446)
EUR	12,323,000	JPMC	07/23/18	USD	14,293,694	(117,802)
EUR	2,315,500	MSC	07/23/18	USD	2,743,578	35,648
EUR	2,315,500	MSC	07/23/18	USD	2,687,624	(20,306)
EUR	19,463,000	SCB	07/23/18	USD	22,704,757	(56,823)
EUR	699,631	DBAG	07/25/18	USD	812,639	(5,685)
EUR	10,021,278	BOA	07/30/18	USD	11,721,488	(4,187)
EUR	2,317,504	BBP	07/31/18	USD	2,843,925	132,067
EUR	4,190,725	CBNA	07/31/18	USD	5,109,332	205,499
EUR	2,480,403	SCB	07/31/18	USD	3,026,972	124,496
EUR	1,620,000	HSBC	08/02/18	USD	1,975,736	79,794
EUR	6,729,500	GSC	08/03/18	USD	8,182,399	306,058
EUR	649,410	CBNA	08/06/18	USD	782,325	22,072
EUR	708,000	DBAG	08/09/18	USD	849,126	20,097
EUR	4,077,750	JPMC	08/09/18	USD	4,891,995	117,178
EUR	3,078,169	JPMC	08/10/18	USD	3,676,966	72,333
EUR	20,376,830	CBNA	08/14/18	USD	24,482,761	613,730
EUR	419,000	HSBC	08/14/18	USD	503,863	13,054
EUR	309,733	DBAG	08/15/18	USD	372,431	9,588
EUR	4,918,354	BOA	08/16/18	USD	5,927,305	165,179
EUR	446,000	SCB	08/16/18	USD	537,666	15,152
EUR	413,121	JPMC	08/17/18	USD	492,601	8,571
EUR	6,585,520	JPMC	08/20/18	USD	7,810,315	92,705
EUR	2,240,854	JPMC	08/21/18	USD	2,663,031	36,765
EUR	6,686,730	UBSA	08/21/18	USD	7,951,926	115,123
EUR	2,341,000	BOA	08/22/18	USD	2,772,844	29,003
EUR	281,896	UBSA	08/22/18	USD	333,971	3,566
EUR	4,520,000	UBSA	08/23/18	USD	5,349,940	51,738
EUR	3,566,100	DBAG	08/24/18	USD	4,228,521	48,139
EUR	49,367,619	DBAG	08/29/18	USD	58,301,677	408,567
EUR	2,529,597	SCB	08/29/18	USD	2,985,709	19,265
EUR	2,317,504	BBP	08/31/18	USD	2,733,171	15,042
EUR	1,120,359	BOA	09/04/18	USD	1,312,725	(1,703)
EUR	9,388,500	GSC	09/04/18	USD	11,061,061	46,285
EUR	9,216,000	SCB	09/06/18	USD	10,853,056	38,948
EUR	8,039,372	UBSA	09/06/18	USD	9,484,368	50,923
EUR	7,317,560	BOA	09/07/18	USD	8,589,938	2,790
EUR	11,300,422	DBAG	09/07/18	USD	13,287,036	26,005
EUR	6,270,000	GSC	09/07/18	USD	7,377,282	19,445
EUR	3,411,360	JPMC	09/11/18	USD	4,062,128	57,633
EUR	11,794,825	DBAG	09/12/18	USD	13,971,088	124,393
EUR	1,424,964	JPMC	09/17/18	USD	1,690,869	17,351
EUR	15,070,319	BOA	09/18/18	USD	17,826,379	125,959
EUR	3,280,343	GSC	09/18/18	USD	3,842,882	(9,952)
EUR	4,103,813	GSC	09/20/18	USD	4,795,224	(25,559)
EUR	6,686,730	UBSA	09/20/18	USD	7,813,444	(41,512)
EUR	1,986,636	DBAG	09/24/18	USD	2,315,693	(18,765)
EUR	3,696,678	HSBC	09/24/18	USD	4,308,885	(35,010)
EUR	2,240,854	JPMC	09/25/18	USD	2,613,957	(19,437)
EUR	10,021,278	BOA	09/28/18	USD	11,774,300	(5,247)

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	49,348,225	DBAG	09/28/18	USD	57,691,530	$(315,020)
JPY	36,614,000	DBAG	07/05/18	USD	338,129	7,381
JPY	578,374,700	BBP	07/11/18	USD	5,435,929	209,199
JPY	296,207,000	DBAG	07/11/18	USD	2,660,383	(16,418)
JPY	44,450,000	CBNA	07/12/18	USD	402,948	1,230
JPY	100,800,000	CBNA	07/13/18	USD	948,550	37,506
JPY	554,560,000	BBP	07/17/18	USD	5,029,658	16,138
JPY	183,890,000	HSBC	07/17/18	USD	1,668,693	6,229
JPY	159,950,000	JPMC	07/20/18	USD	1,500,772	54,449
JPY	733,164,000	JPMC	07/23/18	USD	6,674,715	43,869
JPY	55,370,000	JPMC	07/23/18	USD	503,776	3,001
JPY	100,475,000	MSC	07/26/18	USD	927,088	18,195
JPY	2,961,408,150	DBAG	07/30/18	USD	27,514,709	718,796
JPY	342,205,982	DBAG	07/30/18	USD	3,184,244	87,839
JPY	189,600,000	JPMC	07/30/18	USD	1,762,434	46,863
JPY	411,460,000	BBP	07/31/18	USD	3,822,290	99,000
JPY	359,980,000	GSC	07/31/18	USD	3,314,367	56,918
JPY	100,475,000	MSC	07/31/18	USD	912,480	3,285
JPY	18,400,188	DBAG	08/02/18	USD	167,153	628
JPY	2,674,232,353	CBNA	08/09/18	USD	24,635,723	421,920
JPY	408,503,000	CBNA	08/13/18	USD	3,776,945	77,149
JPY	112,664,667	CBNA	08/13/18	USD	1,033,005	12,605
JPY	112,664,666	CBNA	08/14/18	USD	1,008,862	(11,607)
JPY	157,477,000	HSBC	08/15/18	USD	1,449,931	23,473
JPY	470,663,000	JPMC	08/15/18	USD	4,423,462	160,104
JPY	791,049,590	UBSA	08/15/18	USD	7,287,556	122,073
JPY	398,067,360	CBNA	08/16/18	USD	3,657,598	51,579
JPY	655,568,000	JPMC	08/16/18	USD	6,023,116	84,447
JPY	653,133,000	JPMC	08/16/18	USD	6,157,333	240,722
JPY	93,849,000	SCB	08/16/18	USD	862,194	12,034
JPY	92,945,025	BOA	08/20/18	USD	848,813	6,611
JPY	406,893,200	CBNA	08/21/18	USD	3,696,794	9,565
JPY	644,481,000	DBAG	08/21/18	USD	5,856,788	16,560
JPY	8,627,500	BOA	08/22/18	USD	78,289	103
JPY	151,705,000	CBNA	08/22/18	USD	1,375,497	667
JPY	465,903,000	CBNA	08/23/18	USD	4,216,393	(6,154)
JPY	427,709,000	BOA	08/24/18	USD	3,880,045	3,391
JPY	350,622,000	SCB	08/24/18	USD	3,181,760	3,804
JPY	149,920,000	DBAG	08/27/18	USD	1,418,756	59,638
JPY	420,518,000	JPMC	08/27/18	USD	3,850,756	38,498
JPY	522,890,000	BBP	08/29/18	USD	4,821,707	80,735
JPY	256,658,000	DBAG	08/29/18	USD	2,367,017	39,934
JPY	525,061,000	HSBC	08/29/18	USD	4,798,254	37,598
JPY	488,094,000	HSBC	09/04/18	USD	4,504,790	77,493
JPY	338,400,000	JPMC	09/05/18	USD	3,109,422	39,704
JPY	159,900,000	HSBC	09/06/18	USD	1,466,569	15,962
JPY	462,800,000	CBNA	09/10/18	USD	4,232,282	32,503
JPY	895,640,000	CBNA	09/11/18	USD	8,195,452	67,155
JPY	346,550,000	HSBC	09/11/18	USD	3,126,269	(18,813)
JPY	346,550,000	HSBC	09/11/18	USD	3,177,536	32,454
JPY	210,400,000	DBAG	09/12/18	USD	1,935,959	26,348
JPY	635,480,000	HSBC	09/12/18	USD	5,843,736	76,059
JPY	588,770,000	JPMC	09/12/18	USD	5,413,006	69,274
JPY	119,465,000	CBNA	09/13/18	USD	1,098,615	14,256
JPY	92,567,000	JPMC	09/14/18	USD	844,790	4,515
JPY	92,945,025	BOA	09/18/18	USD	845,624	1,661
JPY	8,128,806,420	GSC	09/18/18	USD	74,110,466	298,994

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	290,134,020	GSC	09/18/18	USD	2,767,134	$132,649
JPY	164,870,000	HSBC	09/18/18	USD	1,573,187	76,129
JPY	248,300,000	JPMC	09/18/18	USD	2,263,281	8,658
JPY	119,300,000	MSC	09/18/18	USD	1,088,861	5,589
JPY	493,277,635	BBP	09/19/18	USD	4,487,483	8,066
JPY	105,370,000	DBAG	09/19/18	USD	1,007,768	50,911
JPY	708,721,956	CBNA	09/20/18	USD	6,457,603	21,263
JPY	8,604,125	BOA	09/21/18	USD	78,655	510
JPY	8,634,400	HSBC	09/21/18	USD	78,994	574
JPY	1,091,554,000	DBAG	09/25/18	USD	9,971,435	54,592
JPY	639,006,000	HSBC	09/25/18	USD	5,838,871	33,457
JPY	733,680,000	JPMC	09/25/18	USD	6,702,661	37,128
JPY	109,471,259	JPMC	09/25/18	USD	1,000,066	5,512
JPY	811,652,000	BBP	09/28/18	USD	7,441,945	66,348
JPY	420,518,000	JPMC	09/28/18	USD	3,857,539	36,232
JPY	66,105,000	JPMC	09/28/18	USD	606,287	5,582
JPY	18,213,812	DBAG	10/02/18	USD	166,187	626
JPY	133,330,000	SCB	10/05/18	USD	1,274,568	62,321
JPY	250,376,450	BBP	10/26/18	USD	2,294,842	14,509
JPY	804,960,460	CBNA	12/18/18	USD	7,374,641	11,599
JPY	929,100,000	DBAG	12/18/18	USD	8,534,659	36,102
JPY	930,530,000	HSBC	12/18/18	USD	8,539,519	27,882
JPY	596,690,000	BBP	01/11/19	USD	5,424,849	(43,792)
JPY	174,225,000	GSC	01/11/19	USD	1,583,432	(13,334)
JPY	360,500,000	JPMC	01/16/19	USD	3,313,419	8,125
JPY	248,150,000	SCB	01/22/19	USD	2,293,438	17,144
JPY	698,590,000	BBP	01/24/19	USD	6,463,997	54,761
JPY	105,570,000	DBAG	01/24/19	USD	973,453	4,898
JPY	2,940,787,800	JPMC	01/24/19	USD	27,205,963	225,612
JPY	353,334,000	CBNA	01/25/19	USD	3,280,480	38,546
JPY	544,000,000	JPMC	01/25/19	USD	5,046,429	55,083
JPY	443,025,359	HSBC	01/31/19	USD	4,161,035	94,198
JPY	222,454,667	CBNA	02/14/19	USD	2,099,768	55,402
JPY	105,370,000	BBP	02/15/19	USD	1,005,410	36,978
JPY	108,840,000	CBNA	02/15/19	USD	1,038,401	38,077
KRW	23,877,000,000	HSBC	08/17/18	USD	22,312,868	862,868
KRW	14,004,000,000	HSBC	08/30/18	USD	12,999,768	413,936
KRW	16,897,000,000	HSBC	09/05/18	USD	15,736,438	547,372
KRW	7,476,000,000	CBNA	11/15/18	USD	6,991,817	249,088
KRW	7,690,000,000	DBAG	11/19/18	USD	7,203,072	266,083
KRW	17,622,000,000	GSC	12/07/18	USD	16,402,476	493,118
KRW	7,689,000,000	DBAG	12/11/18	USD	7,239,772	296,795
KRW	11,175,000,000	HSBC	03/20/19	USD	10,427,845	303,423

Cross Currency Contracts to Buy
BRL	29,034,000	CBNA	07/05/18	EUR	6,921,922	(595,146)
BRL	29,034,000	CBNA	10/02/18	EUR	6,433,842	(142,176)
EUR	6,529,190	CBNA	07/05/18	BRL	29,034,000	136,450
IDR	58,860,000,000	JPMC	07/13/18	AUD	5,487,089	41,712

Net Unrealized Appreciation						$12,784,926

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	Semi-Annually	1.817%	Quarterly	02/03/25	USD	8,640,000	$564,146	$—	$564,146
Receive	3M LIBOR	Semi-Annually	1.914%	Quarterly	01/22/25	USD	35,110,000	2,073,755	—	2,073,755
Receive	3M LIBOR	Semi-Annually	1.937%	Quarterly	01/29/25	USD	6,480,000	374,675	—	374,675
Receive	3M LIBOR	Semi-Annually	1.942%	Quarterly	01/30/25	USD	5,480,000	315,633	—	315,633
Receive	3M LIBOR	Semi-Annually	1.970%	Quarterly	01/23/25	USD	17,556,000	978,791	—	978,791
Receive	3M LIBOR	Semi-Annually	1.973%	Quarterly	01/27/25	USD	25,900,000	1,441,076	—	1,441,076
Receive	3M LIBOR	Semi-Annually	2.378%	Quarterly	11/18/46	USD	24,800,000	2,797,661	—	2,797,661
Receive	3M LIBOR	Semi-Annually	2.537%	Quarterly	04/13/47	USD	32,700,000	2,658,471	—	2,658,471
Receive	3M LIBOR	Semi-Annually	2.587%	Quarterly	07/27/47	USD	36,300,000	2,588,738	—	2,588,738
Receive	3M LIBOR	Semi-Annually	2.731%	Quarterly	07/07/24	USD	14,050,000	124,902	—	124,902
Receive	3M LIBOR	Semi-Annually	2.794%	Quarterly	03/13/47	USD	24,900,000	725,160	—	725,160
Receive	3M LIBOR	Semi-Annually	2.980%	Quarterly	02/20/48	USD	13,258,000	(126,708)	—	(126,708)
Receive	3M LIBOR	Semi-Annually	3.002%	Quarterly	02/22/48	USD	13,258,000	(187,770)	—	(187,770)
Receive	3M LIBOR	Semi-Annually	3.018%	Quarterly	08/22/23	USD	26,870,000	(170,050)	216,853	(386,903)
Receive	3M LIBOR	Semi-Annually	3.019%	Quarterly	02/23/48	USD	13,258,000	(234,504)	—	(234,504)
Receive	3M LIBOR	Semi-Annually	3.848%	Quarterly	08/20/43	USD	15,360,000	(2,541,344)	—	(2,541,344)

Totals								$11,382,632	$216,853	$11,165,779

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSC)—	Goldman Sachs & Co.
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.
(SCB)—	Standard Chartered Bank
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(COP)—	Colombian Peso
(GHS)—	Ghana Cedi
(MXN)—	Mexican Peso
(PEN)—	Peruvian Nuevo Sol
(PHP)—	Philippine Peso
(THB)—	Thai Baht
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(USD)—	United States Dollar

Index Abbreviations

(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$788,566,848	$—	$788,566,848
Total U.S. Treasury & Government Agencies*	—	7,682,635	—	7,682,635
Total Short-Term Investments*	—	424,470,130	—	424,470,130
Total Securities Lending Reinvestments*	—	4,400,000	—	4,400,000
Total Investments	$—	$1,225,119,613	$—	$1,225,119,613

Collateral for Securities Loaned (Liability)	$—	$(4,400,000)	$—	$(4,400,000)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$17,786,566	$—	$17,786,566
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,001,640)	—	(5,001,640)
Total Forward Contracts	$—	$12,784,926	$—	$12,784,926
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$14,643,008	$—	$14,643,008
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(3,477,229)	—	(3,477,229)
Total Centrally Cleared Swap Contracts	$—	$11,165,779	$—	$11,165,779

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,062,213,948
Repurchase Agreement at value which equals cost	162,905,665
Cash	89,105
Cash denominated in foreign currencies (c)	2,722,240
Cash collateral for centrally cleared swaps	26,159,948
Unrealized appreciation on forward foreign currency exchange contracts	17,786,566
Receivable for:
Fund shares sold	162
Interest	9,318,285

Total Assets	1,281,195,919
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	5,001,640
Collateral for securities loaned	4,400,000
Payables for:
Investments purchased	37,053
Fund shares redeemed	96,811
Foreign taxes	1,142,296
Variation margin on centrally cleared swap contracts	205,763
Accrued Expenses:
Management fees	625,480
Distribution and service fees	10,269
Deferred trustees’ fees	125,633
Other expenses	935,923

Total Liabilities	12,580,868

Net Assets	$1,268,615,051

Net Assets Consist of:
Paid in surplus	$1,285,644,179
Undistributed net investment income	47,380,601
Accumulated net realized loss	(16,018,156)
Unrealized depreciation on investments, swap contracts and foreign currency transactions (d)	(48,391,573)

Net Assets	$1,268,615,051

Net Assets
Class A	$1,219,350,597
Class B	49,264,454
Capital Shares Outstanding*
Class A	122,318,535
Class B	5,008,498
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.97
Class B	9.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,133,315,076.
(b)	Includes securities loaned at value of $4,396,390.
(c)	Identified cost of cash denominated in foreign currencies was $2,645,725.
(d)	Includes foreign capital gains tax of $1,142,296.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Interest (a)	$28,225,658

Total investment income	28,225,658
Expenses
Management fees	3,893,368
Administration fees	20,553
Custodian and accounting fees	636,706
Distribution and service fees—Class B	64,442
Audit and tax services	51,089
Legal	21,574
Trustees’ fees and expenses	20,713
Shareholder reporting	19,138
Insurance	4,114
Miscellaneous	11,161

Total expenses	4,742,858
Less management fee waiver	(30,601)

Net expenses	4,712,257

Net Investment Income	23,513,401

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	12,173,448
Swap contracts	491,348
Foreign currency transactions	(2,243,801)
Forward foreign currency transactions	(22,872,736)

Net realized loss	(12,451,741)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(78,110,296)
Swap contracts	14,754,621
Foreign currency transactions	(78,962)
Forward foreign currency transactions	38,265,982

Net change in unrealized depreciation	(25,168,655)

Net realized and unrealized loss	(37,620,396)

Net Decrease in Net Assets From Operations	$(14,106,995)

(a)	Net of foreign withholding taxes of $1,658,578.
(b)	Includes change in foreign capital gains tax of $892,933.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$23,513,401	$44,045,985
Net realized loss	(12,451,741)	(17,636,537)
Net change in unrealized depreciation	(25,168,655)	(20,120,948)

Increase (decrease) in net assets from operations	(14,106,995)	6,288,500

From Distributions to Shareholders
Net realized capital gains
Class A	0	(489,779)
Class B	0	(21,196)

Total distributions	0	(510,975)

Increase (decrease) in net assets from capital share transactions	(15,107,206)	7,784,910

Total increase (decrease) in net assets	(29,214,201)	13,562,435

Net Assets
Beginning of period	1,297,829,252	1,284,266,817

End of period	$1,268,615,051	$1,297,829,252

Undistributed net investment income
End of period	$47,380,601	$23,867,200

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	2,110,885	$21,502,968	4,912,911	$50,153,796
Reinvestments	0	0	47,784	489,779
Redemptions	(3,333,961)	(34,006,929)	(3,907,233)	(40,098,188)

Net increase (decrease)	(1,223,076)	$(12,503,961)	1,053,462	$10,545,387

Class B
Sales	178,633	$1,791,556	341,898	$3,447,060
Reinvestments	0	0	2,090	21,196
Redemptions	(438,559)	(4,394,801)	(618,605)	(6,228,733)

Net decrease	(259,926)	$(2,603,245)	(274,617)	$(2,760,477)

Increase (decrease) derived from capital shares transactions		$(15,107,206)		$7,784,910

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.08		$10.04		$9.96	$11.32	$11.72	$11.88

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.35		0.25	0.28	0.30	0.43
Net realized and unrealized loss on investments	(0.29)		(0.31)		(0.14)	(0.69)	(0.14)	(0.28)

Total from investment operations	(0.11)		0.04		0.11	(0.41)	0.16	0.15

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.93)	(0.56)	(0.26)
Distributions from net realized capital gains	0.00		(0.00	)(b)	(0.03)	(0.02)	0.00	(0.05)

Total distributions	0.00		0.00		(0.03)	(0.95)	(0.56)	(0.31)

Net Asset Value, End of Period	$9.97		$10.08		$10.04	$9.96	$11.32	$11.72

Total Return (%) (c)	(1.09	)(d)	0.44		1.07	(3.95)	1.41	1.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	(e)	0.70		0.69	0.73	0.73	0.72
Net ratio of expenses to average net assets (%) (f)	0.72	(e)	0.69		0.69	0.73	0.73	0.72
Ratio of net investment income to average net assets (%)	3.63	(e)	3.39		2.57	2.58	2.56	3.69
Portfolio turnover rate (%)	20	(d)	68		15	47	28	37
Net assets, end of period (in millions)	$1,219.4		$1,245.4		$1,229.2	$1,284.5	$1,380.5	$1,251.2

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.96		$9.94		$9.89	$11.24	$11.64	$11.80

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.32		0.22	0.25	0.26	0.40
Net realized and unrealized loss on investments	(0.29)		(0.30)		(0.14)	(0.68)	(0.13)	(0.27)

Total from investment operations	(0.12)		0.02		0.08	(0.43)	0.13	0.13

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.90)	(0.53)	(0.24)
Distributions from net realized capital gains	0.00		(0.00	)(b)	(0.03)	(0.02)	0.00	(0.05)

Total distributions	0.00		0.00		(0.03)	(0.92)	(0.53)	(0.29)

Net Asset Value, End of Period	$9.84		$9.96		$9.94	$9.89	$11.24	$11.64

Total Return (%) (c)	(1.20	)(d)	0.24	(g)	0.77 (g)	(4.16)	1.14	1.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(e)	0.95		0.94	0.98	0.98	0.97
Net ratio of expenses to average net assets (%) (f)	0.97	(e)	0.94		0.94	0.98	0.98	0.97
Ratio of net investment income to average net assets (%)	3.38	(e)	3.13		2.32	2.33	2.31	3.44
Portfolio turnover rate (%)	20	(d)	68		15	47	28	37
Net assets, end of period (in millions)	$49.3		$52.5		$55.1	$58.0	$64.2	$70.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, ordinary loss netting, net operating losses, swap transactions, adjustments to prior period accumulated balances and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $162,905,665, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

portfolio securities in repurchase agreements with a gross value of $3,550,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Foreign Government in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$14,643,008	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$3,477,229
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	17,786,566	Unrealized depreciation on forward foreign currency exchange contracts	5,001,640

Total		$32,429,574		$8,478,869

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$672,735	$(11,137)	$—	$661,598
Barclays Bank plc	732,843	(43,792)	(689,051)	—
Citibank N.A.	2,745,652	(755,083)	(1,990,569)	—
Deutsche Bank AG	3,220,371	(357,150)	(1,920,000)	943,221
Goldman Sachs & Co.	1,679,359	(48,845)	(1,630,514)	—
HSBC Bank plc	3,357,084	(457,835)	(2,153,793)	745,456
JPMorgan Chase Bank N.A.	4,063,732	(3,201,711)	(485,346)	376,675
Morgan Stanley & Co.	62,717	(27,752)	—	34,965
Standard Chartered Bank	293,164	(56,823)	(236,341)	—
UBS AG	958,909	(41,512)	—	917,397

	$17,786,566	$(5,001,640)	$(9,105,614)	$3,679,312

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$11,137	$(11,137)	$—	$—
Barclays Bank plc	43,792	(43,792)	—	—
Citibank N.A.	755,083	(755,083)	—	—
Deutsche Bank AG	357,150	(357,150)	—	—
Goldman Sachs & Co.	48,845	(48,845)	—	—
HSBC Bank plc	457,835	(457,835)	—	—
JPMorgan Chase Bank N.A.	3,201,711	(3,201,711)	—	—
Morgan Stanley & Co.	27,752	(27,752)	—	—
Standard Chartered Bank	56,823	(56,823)	—	—
UBS AG	41,512	(41,512)	—	—

	$5,001,640	$(5,001,640)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(22,872,736)	$(22,872,736)
Swap contracts	491,348	—	491,348

	$491,348	$(22,872,736)	$(22,381,388)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$38,265,982	$38,265,982
Swap contracts	14,754,621	—	14,754,621

	$14,754,621	$38,265,982	$53,020,603

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,577,062,765
Swap contracts	311,680,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or

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Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$151,603,376	$0	$267,506,487

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2018 were $3,893,368.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average daily net assets
0.020%	On amounts over $	1 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018.

Amounts waived for the six months ended June 30, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to

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Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,300,667,487

Gross unrealized appreciation	40,905,921
Gross unrealized depreciation	(88,056,344)

Net unrealized appreciation (depreciation)	$(47,150,423)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$160,318	$—	$350,657	$3,237,894	$510,975	$3,237,894

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$—	$—	$(2,792,266)	$—	$(2,792,266)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

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Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

9. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

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Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B and E shares of the Brighthouse/Wellington Large Cap Research Portfolio returned 3.31%, 3.11%, and 3.24%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 2.65%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, rose 2.6% for the six-month period ending June 30, 2018. Bullish sentiment was exceptionally strong at the beginning of 2018, as better-than-expected corporate profits helped drive the S&P 500 Index to its largest monthly gain since March 2016. A sharp decline in equities at the end of January, accompanied by a substantial rise in volatility, appeared to be triggered by investors’ concerns about lofty equity valuations and the potential upside risks to inflation, bond yields, and Federal Reserve (the “Fed”) policy stemming from pro-growth deregulation, tax cuts, and increased government spending. President Trump sparked fears of a global trade war when he imposed stiff tariffs on imported steel and aluminum and announced plans for tariffs on approximately U.S. $50 billion worth of Chinese goods.

Earnings growth for the S&P 500 Index in the first quarter exceeded 20% for the first time since 2010, and 77% of companies in the Index reported actual earnings that exceeded estimates. Despite the underlying strength in the U.S. economy, there were concerns about the sustainability of growth in light of broader macroeconomic risks, including rising interest rates; signs of slowing growth globally, especially in Europe; ongoing trade tensions; and Eurozone political disruptions.

As widely anticipated, the Fed raised its benchmark interest rate by 25 basis points and signaled the potential for two additional increases in 2018. The Fed also lifted its economic growth forecast for 2018 to 2.8%, and lowered its expectation for unemployment to 3.6%, from 3.8% in March. Consumer sentiment weakened at the end of the period on concerns about rising inflation and the potential effects of tariffs on prices and economic growth.

Small- and mid-cap stocks outperformed large-cap stocks, as measured by the Russell 2000, S&P MidCap 400, and S&P 500 Indices, respectively. All three groups posted positive returns during the six-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the S&P 500 Index, for the six-month period ended June 30, 2018. As a bottom-up research portfolio, we expect stock selection, rather than sector allocation, to typically drive the majority of performance. That was the case this period as strong stock selection was the primary driver of benchmark-relative outperformance. Security selection within the Industrials and Financials sectors contributed the most to relative performance. This was partially offset by weaker stock selection within the Energy and Consumer Staples sectors.

Top contributors to relative performance included Wayfair (Consumer Discretionary) and not owning Johnson & Johnson (Health Care). The Portfolio’s overweight to Wayfair, an e-commerce home furnishings company, was the top contributor during the period. The company reported better-than-expected revenue for the first quarter and management raised second quarter sales guidance, driven by strong customer adds. Not holding Johnson & Johnson, a U.S.-based multinational medical device, pharmaceutical and consumer packaged goods manufacturer also contributed to relative returns. The stock delivered negative performance after it was reported that there would be court proceedings in numerous lawsuits claiming its talc products may contain asbestos.

Top detractors from relative performance included Apple (Information Technology), Coty (Consumer Staples) and a position in non-benchmark held British-American Tobacco (Consumer Staples). The Portfolio’s underweight to Apple, a U.S.-based technology company that designs, develops, and sells consumer electronics, computer software, and online services, was the top detractor during the period. The company reported better than expected second quarter bottom line results that were supported by strong services revenue growth. In addition, Apple announced a new $100 billion share repurchase program and a 16% increase in its quarterly dividend. The Portfolio’s overweight to Coty, an emerging beauty franchise, detracted from relative performance. Shares of Coty fell after the company reported mixed quarterly results. Stronger-than-expected top-line results in the Luxury division were offset by weakness in the Consumer Beauty business.

As a reminder, the Portfolio is managed in an industry-neutral structure relative to the benchmark, which ensures stock selection is the

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Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

primary driver of performance. However, the Portfolio’s absolute exposure to the Information Technology sector increased most over the period while its exposure to the Consumer Staples sector decreased most. On an absolute basis, the Portfolio ended the period with the most exposure to the Information Technology, Health Care, and Financials sectors.

Mary Pryshlak

Mark D. Mandel

Jonathan White

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Large Cap Research Portfolio
Class A	3.31	12.51	14.22	9.16
Class B	3.11	12.18	13.94	8.88
Class E	3.24	12.37	14.07	8.99
S&P 500 Index	2.65	14.37	13.42	10.17

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Alphabet, Inc. - Class A	3.5
Amazon.com, Inc.	3.4
Bank of America Corp.	3.1
Facebook, Inc. - Class A	2.5
Microsoft Corp.	2.2
Apple, Inc.	2.2
UnitedHealth Group, Inc.	2.2
Boeing Co. (The)	1.8
Verizon Communications, Inc.	1.6
Chevron Corp.	1.6

Top Sectors

% of Net Assets
Information Technology	24.5
Health Care	14.2
Financials	12.5
Consumer Discretionary	12.4
Industrials	9.6
Consumer Staples	8.6
Energy	5.9
Utilities	3.8
Materials	3.6
Real Estate	3.1

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Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.51%	$1,000.00	$1,033.10	$2.57
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class B (a)	Actual	0.76%	$1,000.00	$1,031.10	$3.83
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class E (a)	Actual	0.66%	$1,000.00	$1,032.40	$3.33
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

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Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—99.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.6%
Boeing Co. (The)	129,071	$43,304,611
Harris Corp.	76,530	11,061,646
Lockheed Martin Corp.	107,181	31,664,483
Northrop Grumman Corp.	85,890	26,428,353

		112,459,093

Air Freight & Logistics—0.2%
FedEx Corp.	14,125	3,207,222
HUB Group, Inc. - Class A (a)	7,100	353,580

		3,560,802

Airlines—0.3%
JetBlue Airways Corp. (a)	177,913	3,376,789
Spirit Airlines, Inc. (a) (b)	126,255	4,589,369

		7,966,158

Banks—4.6%
Bank of America Corp.	2,696,075	76,002,354
KeyCorp	658,799	12,872,932
Sterling Bancorp (b)	383,139	9,003,767
Zions Bancorp (b)	237,030	12,489,111

		110,368,164

Beverages—2.0%
Coca-Cola Co. (The)	516,781	22,666,015
Constellation Brands, Inc. - Class A	71,026	15,545,461
Monster Beverage Corp. (a)	190,475	10,914,217

		49,125,693

Biotechnology—1.7%
Aduro Biotech, Inc. (a) (b)	110,509	773,563
Alder Biopharmaceuticals, Inc. (a) (b)	104,993	1,658,889
Alnylam Pharmaceuticals, Inc. (a) (b)	21,339	2,101,678
Aptinyx, Inc. (a)	34,300	829,031
Arcus Biosciences, Inc. (a) (b)	37,977	464,839
Audentes Therapeutics, Inc. (a)	28,860	1,102,741
Biogen, Inc. (a)	2,268	658,264
Biohaven Pharmaceutical Holding Co., Ltd. (a)	81,546	3,222,698
Bluebird Bio, Inc. (a) (b)	10,959	1,720,015
Calithera Biosciences, Inc. (a)	51,800	259,000
Celgene Corp. (a)	25,374	2,015,203
Coherus Biosciences, Inc. (a)	121,160	1,696,240
Five Prime Therapeutics, Inc. (a) (b)	17,861	282,382
Forty Seven, Inc. (a)	79,518	1,272,288
G1 Therapeutics, Inc. (a) (b)	28,739	1,248,997
Global Blood Therapeutics, Inc. (a) (b)	30,750	1,389,900
GlycoMimetics, Inc. (a)	115,038	1,855,563
Heron Therapeutics, Inc. (a)	25,195	978,826
Incyte Corp. (a)	21,888	1,466,496
Ironwood Pharmaceuticals, Inc. (a) (b)	112,402	2,149,126
Jounce Therapeutics, Inc. (a)	25,319	193,944
Karyopharm Therapeutics, Inc. (a) (b)	91,751	1,558,850
Loxo Oncology, Inc. (a) (b)	19,010	3,297,855
Momenta Pharmaceuticals, Inc. (a) (b)	86,992	1,778,986
Neon Therapeutics, Inc. (a)	21,757	274,138

Biotechnology—(Continued)
Ra Pharmaceuticals, Inc. (a) (b)	78,428	780,359
Regeneron Pharmaceuticals, Inc. (a)	3,460	1,193,665
Rigel Pharmaceuticals, Inc. (a)	130,522	369,377
Seattle Genetics, Inc. (a) (b)	51,565	3,423,400
Syndax Pharmaceuticals, Inc. (a) (b)	88,202	619,178
TESARO, Inc. (a) (b)	21,709	965,399
Trevena, Inc. (a) (b)	188,677	271,695

		41,872,585

Capital Markets—2.6%
Cohen & Steers, Inc. (b)	201,410	8,400,811
Northern Trust Corp.	166,353	17,116,060
Raymond James Financial, Inc. (b)	198,293	17,717,479
TD Ameritrade Holding Corp.	342,319	18,748,812

		61,983,162

Chemicals—2.3%
Cabot Corp.	77,983	4,817,010
Celanese Corp. - Series A	77,777	8,637,914
DowDuPont, Inc.	203,179	13,393,560
FMC Corp. (b)	55,385	4,940,896
PPG Industries, Inc.	107,252	11,125,250
Praxair, Inc.	51,302	8,113,411
Westlake Chemical Corp. (b)	36,418	3,919,669

		54,947,710

Construction & Engineering—0.0%
Jacobs Engineering Group, Inc. (b)	11,388	723,024

Construction Materials—0.2%
Martin Marietta Materials, Inc. (b)	9,646	2,154,241
Vulcan Materials Co.	17,366	2,241,256

		4,395,497

Consumer Finance—1.2%
American Express Co.	126,701	12,416,698
Capital One Financial Corp.	99,480	9,142,212
OneMain Holdings, Inc. (a)	223,300	7,433,657

		28,992,567

Containers & Packaging—0.9%
Ardagh Group S.A.	149,195	2,479,621
Ball Corp. (b)	273,877	9,736,327
International Paper Co.	165,077	8,597,210

		20,813,158

Diversified Financial Services—0.5%
AXA Equitable Holdings, Inc. (a) (b)	247,200	5,094,792
Voya Financial, Inc. (b)	162,798	7,651,506

		12,746,298

Diversified Telecommunication Services—1.6%
Verizon Communications, Inc.	783,186	39,402,088

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—2.5%
Avangrid, Inc.	136,741	$7,237,701
Edison International	369,929	23,405,408
Exelon Corp.	279,734	11,916,668
NextEra Energy, Inc.	113,837	19,014,194

		61,573,971

Electrical Equipment—0.5%
AMETEK, Inc.	64,953	4,687,008
Eaton Corp. plc	93,748	7,006,726

		11,693,734

Electronic Equipment, Instruments & Components—0.8%
Flex, Ltd. (a)	1,213,168	17,117,801
IPG Photonics Corp. (a)	12,142	2,678,889

		19,796,690

Energy Equipment & Services—0.8%
Baker Hughes a GE Co.	263,536	8,704,594
Halliburton Co.	252,814	11,391,799

		20,096,393

Equity Real Estate Investment Trusts—3.1%
Alexandria Real Estate Equities, Inc. (b)	101,806	12,844,863
American Tower Corp.	165,037	23,793,384
Equinix, Inc.	14,940	6,422,557
Host Hotels & Resorts, Inc.	197,702	4,165,581
Invitation Homes, Inc.	350,895	8,091,639
Outfront Media, Inc.	79,083	1,538,164
Public Storage	47,460	10,766,776
Simon Property Group, Inc.	50,717	8,631,526

		76,254,490

Food & Staples Retailing—1.4%
Costco Wholesale Corp.	62,279	13,015,065
Sysco Corp.	155,253	10,602,227
U.S. Foods Holding Corp. (a)	268,697	10,162,121

		33,779,413

Food Products—1.9%
Archer-Daniels-Midland Co.	138,017	6,325,319
Fresh Del Monte Produce, Inc. (b)	124,367	5,540,550
Freshpet, Inc. (a)	100,410	2,756,254
Hormel Foods Corp. (b)	88,831	3,305,402
Hostess Brands, Inc. (a) (b)	457,720	6,224,992
McCormick & Co., Inc. (b)	52,542	6,099,601
Post Holdings, Inc. (a) (b)	189,247	16,279,027

		46,531,145

Health Care Equipment & Supplies—4.0%
Abbott Laboratories	285,565	17,416,609
Baxter International, Inc.	136,533	10,081,597
Boston Scientific Corp. (a)	755,903	24,718,028
Danaher Corp.	140,510	13,865,527

Health Care Equipment & Supplies—(Continued)
Medtronic plc	351,428	30,085,751

		96,167,512

Health Care Providers & Services—3.3%
Cardinal Health, Inc.	160,052	7,815,339
HCA Healthcare, Inc.	86,460	8,870,796
McKesson Corp.	78,847	10,518,190
UnitedHealth Group, Inc.	214,353	52,589,365

		79,793,690

Hotels, Restaurants & Leisure—1.4%
Chipotle Mexican Grill, Inc. (a)	8,464	3,651,116
Hilton Worldwide Holdings, Inc.	116,197	9,198,154
McDonald’s Corp.	114,435	17,930,820
MGM Resorts International	91,690	2,661,761

		33,441,851

Household Durables—0.6%
Installed Building Products, Inc. (a) (b)	81,222	4,593,104
Lennar Corp. - Class A (b)	204,900	10,757,250

		15,350,354

Independent Power and Renewable Electricity Producers—0.5%
NRG Energy, Inc.	410,122	12,590,745

Industrial Conglomerates—1.0%
3M Co.	59,505	11,705,823
General Electric Co.	861,744	11,728,336

		23,434,159

Insurance—3.5%
Allstate Corp. (The)	37,934	3,462,236
American International Group, Inc.	385,362	20,431,893
Assured Guaranty, Ltd.	386,537	13,810,967
Athene Holding, Ltd. - Class A (a)	210,855	9,243,883
Hartford Financial Services Group, Inc. (The)	138,336	7,073,120
Marsh & McLennan Cos., Inc.	203,791	16,704,748
Prudential Financial, Inc.	107,535	10,055,598
Trupanion, Inc. (a) (b)	121,700	4,697,620

		85,480,065

Internet & Direct Marketing Retail—4.7%
Amazon.com, Inc. (a)	47,967	81,534,307
Netflix, Inc. (a)	35,840	14,028,851
Wayfair, Inc. - Class A (a) (b)	162,013	19,240,664

		114,803,822

Internet Software & Services—7.5%
Alphabet, Inc. - Class A (a)	74,818	84,483,738
Blucora, Inc. (a)	381,906	14,130,522
eBay, Inc. (a)	260,486	9,445,222
Facebook, Inc. - Class A (a)	316,007	61,406,480
GoDaddy, Inc. - Class A (a)	122,600	8,655,560

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—(Continued)
Spotify Technology S.A. (a)	14,743	$2,480,362

		180,601,884

IT Services—3.7%
Accenture plc - Class A	25,183	4,119,687
Alliance Data Systems Corp.	21,803	5,084,460
FleetCor Technologies, Inc. (a) (b)	48,013	10,113,938
Genpact, Ltd.	165,105	4,776,488
Global Payments, Inc. (b)	142,396	15,875,730
PayPal Holdings, Inc. (a)	154,705	12,882,285
Total System Services, Inc.	21,731	1,836,704
Visa, Inc. - Class A (b)	225,855	29,914,495
WEX, Inc. (a) (b)	31,050	5,914,404

		90,518,191

Life Sciences Tools & Services—0.9%
Thermo Fisher Scientific, Inc.	99,019	20,510,796

Machinery—1.5%
AGCO Corp. (b)	21,791	1,323,150
Caterpillar, Inc.	56,544	7,671,324
Deere & Co.	44,574	6,231,445
Fortive Corp.	80,546	6,210,902
Greenbrier Cos., Inc. (The) (b)	60,272	3,179,348
Illinois Tool Works, Inc.	48,482	6,716,696
Pentair plc	105,932	4,457,619
Wabtec Corp.	7,967	785,387

		36,575,871

Media—2.9%
Charter Communications, Inc. - Class A (a) (b)	58,133	17,045,177
Cinemark Holdings, Inc. (b)	37,232	1,306,099
Comcast Corp. - Class A	950,484	31,185,380
Interpublic Group of Cos., Inc. (The)	222,150	5,207,196
Liberty Media Corp.-Liberty Formula One - Class C (a)	101,180	3,756,814
New York Times Co. (The) - Class A (b)	56,247	1,456,797
Twenty-First Century Fox, Inc. - Class A	94,154	4,678,512
Viacom, Inc. - Class B	100,020	3,016,603
Walt Disney Co. (The)	31,926	3,346,164

		70,998,742

Metals & Mining—0.3%
Alcoa Corp. (a)	53,382	2,502,548
ArcelorMittal	8,493	244,429
Southern Copper Corp. (b)	16,982	795,946
Steel Dynamics, Inc.	60,147	2,763,755

		6,306,678

Multi-Utilities—0.7%
Sempra Energy	152,237	17,676,238

Oil, Gas & Consumable Fuels—5.1%
Andeavor	53,238	6,983,761
BP plc (ADR)	192,755	8,801,193
Chevron Corp.	300,342	37,972,239

Oil, Gas & Consumable Fuels—(Continued)
Concho Resources, Inc. (a) (b)	43,651	6,039,116
EOG Resources, Inc.	72,853	9,065,099
Exxon Mobil Corp.	267,008	22,089,572
Marathon Petroleum Corp.	101,853	7,146,007
Newfield Exploration Co. (a) (b)	171,316	5,182,309
Noble Energy, Inc. (b)	118,754	4,189,641
ONEOK, Inc.	90,239	6,301,389
TransCanada Corp.	211,646	9,143,107
WPX Energy, Inc. (a)	27,959	504,101

		123,417,534

Personal Products—1.0%
Coty, Inc. - Class A (b)	844,204	11,903,277
Unilever NV	225,206	12,548,478

		24,451,755

Pharmaceuticals—4.4%
Aerie Pharmaceuticals, Inc. (a) (b)	40,981	2,768,267
Allergan plc	153,992	25,673,546
Amneal Pharmaceuticals, Inc. (a) (b)	210,795	3,459,146
AstraZeneca plc (ADR)	517,424	18,166,757
Bristol-Myers Squibb Co.	432,492	23,934,107
Clearside Biomedical, Inc. (a) (b)	32,003	342,112
Dermira, Inc. (a)	184,685	1,699,102
Evolus, Inc. (a) (b)	38,351	1,073,444
Kala Pharmaceuticals, Inc. (a)	59,000	810,070
Mylan NV (a)	343,683	12,420,704
MyoKardia, Inc. (a) (b)	50,784	2,521,426
Nektar Therapeutics (a) (b)	27,521	1,343,850
Otonomy, Inc. (a)	102,536	394,764
Revance Therapeutics, Inc. (a) (b)	63,165	1,733,879
Teva Pharmaceutical Industries, Ltd. (ADR)	373,886	9,092,907
Tricida, Inc. (a)	52,300	1,563,770

		106,997,851

Professional Services—0.7%
Equifax, Inc.	46,587	5,828,499
TransUnion	78,270	5,607,263
TriNet Group, Inc. (a) (b)	91,650	5,126,901

		16,562,663

Road & Rail—0.8%
Knight-Swift Transportation Holdings, Inc.	12,452	475,791
Norfolk Southern Corp.	76,999	11,616,839
Union Pacific Corp.	56,217	7,964,825

		20,057,455

Semiconductors & Semiconductor Equipment—4.3%
Advanced Micro Devices, Inc. (a) (b)	1,090,234	16,342,608
Broadcom, Inc.	55,325	13,424,058
Intel Corp.	264,500	13,148,295
KLA-Tencor Corp.	42,580	4,365,727
Marvell Technology Group, Ltd. (b)	206,556	4,428,561
Microchip Technology, Inc. (b)	78,221	7,114,200
Micron Technology, Inc. (a) (b)	235,893	12,370,229

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
NVIDIA Corp.	48,604	$11,514,288
Teradyne, Inc. (b)	280,059	10,661,846
Texas Instruments, Inc.	98,425	10,851,356

		104,221,168

Software—6.0%
Adobe Systems, Inc. (a)	39,929	9,735,090
Atlassian Corp. plc - Class A (a) (b)	49,861	3,117,310
Autodesk, Inc. (a)	28,298	3,709,585
Guidewire Software, Inc. (a) (b)	80,436	7,141,108
HubSpot, Inc. (a) (b)	41,176	5,163,470
Microsoft Corp.	552,949	54,526,301
PTC, Inc. (a) (b)	30,668	2,876,965
Salesforce.com, Inc. (a)	151,620	20,680,968
ServiceNow, Inc. (a)	42,156	7,270,645
Splunk, Inc. (a)	19,444	1,927,095
SS&C Technologies Holdings, Inc.	393,331	20,413,879
Workday, Inc. - Class A (a) (b)	69,251	8,387,681

		144,950,097

Specialty Retail—1.4%
National Vision Holdings, Inc. (a) (b)	338,225	12,368,888
TJX Cos., Inc. (The)	230,997	21,986,295

		34,355,183

Technology Hardware, Storage & Peripherals—2.2%
Apple, Inc.	292,857	54,210,759

Textiles, Apparel & Luxury Goods—1.3%
NIKE, Inc. - Class B	222,063	17,693,980
Skechers USA, Inc. - Class A (a) (b)	85,288	2,559,493
Tapestry, Inc.	114,288	5,338,392
Under Armour, Inc. - Class A (a) (b)	168,633	3,790,870
Under Armour, Inc. - Class C (a) (b)	123,945	2,612,761

		31,995,496

Thrifts & Mortgage Finance—0.2%
MGIC Investment Corp. (a)	360,931	3,869,180

Tobacco—2.3%
Altria Group, Inc.	406,889	23,107,227
British American Tobacco plc (ADR)	517,654	26,115,644
Philip Morris International, Inc.	68,285	5,513,331

		54,736,202

Total Common Stocks (Cost $2,085,195,813)		2,423,157,776

Short-Term Investment—0.6%
Security Description	Principal Amount*	Value

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $15,768,088; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $16,086,236.	15,767,037	15,767,037

Total Short-Term Investments (Cost $15,767,037)		15,767,037

Securities Lending Reinvestments (c)—14.0%

Bank Note—0.2%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (d)	5,000,000	5,000,000

Certificates of Deposit—6.3%
Banco Del Estado De Chile New York 2.588%, 1M LIBOR + 0.500%, 09/21/18 (d)	5,000,000	5,002,980
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	1,000,000	999,942
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (d)	8,000,000	8,011,200
Barclays Bank plc 2.430%, 08/01/18	3,000,000	3,000,891
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (d)	7,000,000	6,999,342
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (d)	6,000,000	6,002,250
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (d)	1,000,000	999,929
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (d)	2,500,000	2,499,623
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	6,500,000	6,505,057
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	4,969,974	4,993,000
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (d)	3,000,000	3,000,504
2.460%, FEDEFF PRV + 0.550%, 09/07/18 (d)	2,000,000	2,000,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	6,500,000	6,499,733
KBC Bank NV 2.280%, 08/15/18	5,000,000	5,000,550
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	9,939,271	9,974,300
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (d)	5,000,000	5,000,020
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (d)	4,000,000	4,001,692
2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	5,000,000	5,002,300
2.548%, 3M LIBOR + 0.190%, 02/01/19 (d)	5,000,000	5,001,235
Norinchukin Bank New York 2.291%, 1M LIBOR + 0.200%, 07/23/18 (d)	6,000,000	5,999,502
2.301%, 1M LIBOR + 0.300%, 09/04/18 (d)	2,500,000	2,499,378
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (d)	12,000,000	11,999,880

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (d)	8,000,000	$7,999,864
Standard Chartered plc 2.250%, 08/21/18	2,500,000	2,500,382
2.384%, 1M LIBOR + 0.300%, 08/22/18 (d)	4,000,000	4,000,096
2.466%, 1M LIBOR + 0.420%, 10/11/18 (d)	5,000,000	5,001,055
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (d)	7,000,000	7,000,000
2.445%, 3M LIBOR + 0.090%, 10/18/18 (d)	4,003,129	4,000,140
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (d)	4,000,000	4,000,048
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	7,000,000	6,999,538

		152,494,431

Commercial Paper—2.1%
Bank of China, Ltd. 2.500%, 07/23/18	3,974,722	3,994,972
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (d)	10,000,000	9,999,910
2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	5,000,000	5,001,460
LMA S.A. & LMA Americas 2.470%, 11/13/18	2,963,979	2,972,343
Sheffield Receivables Co. 2.490%, 11/26/18	4,934,638	4,948,165
Starbird Funding Corp. 2.300%, 08/10/18	4,474,700	4,488,773
Toyota Motor Credit Corp. 2.310%, 09/18/18	4,962,142	4,974,610
2.320%, 07/25/18	4,966,167	4,993,395
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	9,000,000	8,998,272

		50,371,900

Repurchase Agreements—4.0%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $3,513,564; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $3,690,007.	3,500,000	3,500,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $1,415,563; collateralized by various Common Stock with an aggregate market value of $1,562,692.	1,400,000	1,400,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $2,555,578; collateralized by various Common Stock with an aggregate market value of $2,790,522.	2,500,000	2,500,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $1,804,599; collateralized by various Common Stock with an aggregate market value of $2,001,951.	1,800,000	1,800,000

Repurchase Agreements—(Continued)
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $2,412,875; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $2,461,844.	2,412,473	2,412,473
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $14,884,085; collateralized by various Common Stock with an aggregate market value of $15,620,000.	14,200,000	14,200,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $5,145,550; collateralized by various Common Stock with an aggregate market value of $5,500,001.	5,000,000	5,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $4,758,113; collateralized by various Common Stock with an aggregate market value of $5,230,589.	4,700,000	4,700,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $4,427,456; collateralized by various Common Stock with an aggregate market value of $4,896,721.	4,400,000	4,400,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $18,078,070; collateralized by various Common Stock with an aggregate market value of $20,032,042.	18,000,000	18,000,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $3,724,288; collateralized by various Common Stock with an aggregate market value of $4,117,697.	3,700,000	3,700,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $5,435,670; collateralized by various Common Stock with an aggregate market value of $6,009,400.	5,400,000	5,400,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $4,024,600; collateralized by various Common Stock with an aggregate market value of $4,451,408.	4,000,000	4,000,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $5,934,605; collateralized by various Common Stock with an aggregate market value of $6,565,826.	5,900,000	5,900,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $5,027,333; collateralized by various Common Stock with an aggregate market value of $5,564,260.	5,000,000	5,000,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $3,515,976; collateralized by various Common Stock with an aggregate market value of $3,894,982.	3,500,000	3,500,000

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $11,036,227; collateralized by various Common Stock with an aggregate market value of $12,241,371.	11,000,000	$11,000,000

		96,412,473

Time Deposits—1.4%
Australia New Zealand Bank 1.900%, 07/02/18	10,000,000	10,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	4,000,000	4,000,000
DNB Bank ASA 1.870%, 07/02/18	4,000,000	4,000,000
Nordea Bank New York 1.880%, 07/02/18	2,000,000	2,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	2,000,000	2,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	2,000,000	2,000,000
1.870%, 07/02/18	10,000,000	10,000,000

		34,000,000

Total Securities Lending Reinvestments (Cost $338,250,769)		338,278,804

Total Investments—114.5% (Cost $2,439,213,619)		2,777,203,617
Other assets and liabilities (net)—(14.5)%		(350,949,132)

Net Assets—100.0%		$2,426,254,485

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $316,948,147 and the collateral received consisted of cash in the amount of $338,101,195. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,423,157,776	$—	$—	$2,423,157,776
Total Short-Term Investment*	—	15,767,037	—	15,767,037
Total Securities Lending Reinvestments*	—	338,278,804	—	338,278,804
Total Investments	$2,423,157,776	$354,045,841	$—	$2,777,203,617

Collateral for Securities Loaned (Liability)	$—	$(338,101,195)	$—	$(338,101,195)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$2,777,203,617
Cash	87,859
Receivable for:
Investments sold	49,271,873
Fund shares sold	173,427
Dividends and interest	2,240,613

Total Assets	2,828,977,389
Liabilities
Collateral for securities loaned	338,101,195
Payables for:
Investments purchased	61,908,988
Fund shares redeemed	1,177,250
Accrued Expenses:
Management fees	981,214
Distribution and service fees	34,827
Deferred trustees’ fees	125,634
Other expenses	393,796

Total Liabilities	402,722,904

Net Assets	$2,426,254,485

Net Assets Consist of:
Paid in surplus	$1,918,824,153
Undistributed net investment income	13,663,395
Accumulated net realized gain	155,776,166
Unrealized appreciation on investments and foreign currency transactions	337,990,771

Net Assets	$2,426,254,485

Net Assets
Class A	$2,229,069,740
Class B	121,565,492
Class E	75,619,253
Capital Shares Outstanding*
Class A	153,531,854
Class B	8,552,146
Class E	5,252,285
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.52
Class B	14.21
Class E	14.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,439,213,619.
(b)	Includes securities loaned at value of $316,948,147.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$18,884,593
Interest	36,294
Securities lending income	689,221

Total investment income	19,610,108
Expenses
Management fees	6,861,450
Administration fees	38,829
Custodian and accounting fees	96,534
Distribution and service fees—Class B	156,180
Distribution and service fees—Class E	57,539
Audit and tax services	21,788
Legal	21,574
Trustees’ fees and expenses	20,713
Shareholder reporting	107,535
Insurance	7,839
Miscellaneous	12,485

Total expenses	7,402,466
Less management fee waiver	(907,234)
Less broker commission recapture	(7,006)

Net expenses	6,488,226

Net Investment Income	13,121,882

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	162,117,444
Futures contracts	372,145
Foreign currency transactions	2,347

Net realized gain	162,491,936

Net change in unrealized appreciation (depreciation) on:
Investments	(94,317,657)
Foreign currency transactions	692

Net change in unrealized depreciation	(94,316,965)

Net realized and unrealized gain	68,174,971

Net Increase in Net Assets From Operations	$81,296,853

(a)	Net of foreign withholding taxes of $105,298.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$13,121,882	$26,174,658
Net realized gain	162,491,936	278,014,858
Net change in unrealized appreciation (depreciation)	(94,316,965)	183,865,626

Increase in net assets from operations	81,296,853	488,055,142

From Distributions to Shareholders
Net investment income
Class A	(23,201,584)	(24,430,468)
Class B	(975,926)	(1,114,219)
Class E	(677,162)	(734,571)
Net realized capital gains
Class A	(257,388,329)	(81,922,527)
Class B	(14,351,409)	(4,763,073)
Class E	(8,798,466)	(2,836,965)

Total distributions	(305,392,876)	(115,801,823)

Increase (decrease) in net assets from capital share transactions	148,545,458	(218,751,544)

Total increase (decrease) in net assets	(75,550,565)	153,501,775

Net Assets
Beginning of period	2,501,805,050	2,348,303,275

End of period	$2,426,254,485	$2,501,805,050

Undistributed net investment income
End of period	$13,663,395	$25,396,185

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	182,769	$2,939,977	375,230	$5,604,092
Reinvestments	18,971,597	280,589,913	7,220,163	106,352,995
Redemptions	(8,766,390)	(142,227,638)	(20,739,263)	(311,585,558)

Net increase (decrease)	10,387,976	$141,302,252	(13,143,870)	$(199,628,471)

Class B
Sales	108,088	$1,698,478	409,607	$5,960,056
Reinvestments	1,058,518	15,327,335	406,452	5,877,292
Redemptions	(870,816)	(13,839,111)	(1,661,587)	(24,479,349)

Net increase (decrease)	295,790	$3,186,702	(845,528)	$(12,642,001)

Class E
Sales	49,972	$804,212	88,196	$1,313,604
Reinvestments	645,919	9,475,628	244,124	3,571,536
Redemptions	(387,519)	(6,223,336)	(763,261)	(11,366,212)

Net increase (decrease)	308,372	$4,056,504	(430,941)	$(6,481,072)

Increase (decrease) derived from capital shares transactions		$148,545,458		$(218,751,544)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.02		$13.77	$13.96	$14.49	$12.86	$9.71

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.16	0.17	0.18	0.16	0.11
Net realized and unrealized gain on investments	0.48		2.82	0.91	0.50	1.59	3.20

Total from investment operations	0.57		2.98	1.08	0.68	1.75	3.31

Less Distributions
Distributions from net investment income	(0.17)		(0.17)	(0.34)	(0.14)	(0.12)	(0.16)
Distributions from net realized capital gains	(1.90)		(0.56)	(0.93)	(1.07)	0.00	0.00

Total distributions	(2.07)		(0.73)	(1.27)	(1.21)	(0.12)	(0.16)

Net Asset Value, End of Period	$14.52		$16.02	$13.77	$13.96	$14.49	$12.86

Total Return (%) (b)	3.31	(c)	22.08	8.50	4.59	13.78	34.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.59	0.59	0.60	0.62
Net ratio of expenses to average net assets (%) (e)(f)	0.51	(d)	0.51	0.51	0.51	0.53	0.60
Ratio of net investment income to average net assets (%)	1.08	(d)	1.08	1.23	1.23	1.16	1.03
Portfolio turnover rate (%)	37	(c)	63	62	63	136	42
Net assets, end of period (in millions)	$2,229.1		$2,293.5	$2,151.9	$2,034.6	$2,207.6	$1,061.3

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.71		$13.51	$13.72	$14.25	$12.66	$9.56

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.12	0.13	0.14	0.12	0.09
Net realized and unrealized gain on investments	0.46		2.77	0.90	0.51	1.57	3.14

Total from investment operations	0.53		2.89	1.03	0.65	1.69	3.23

Less Distributions
Distributions from net investment income	(0.13)		(0.13)	(0.31)	(0.11)	(0.10)	(0.13)
Distributions from net realized capital gains	(1.90)		(0.56)	(0.93)	(1.07)	0.00	0.00

Total distributions	(2.03)		(0.69)	(1.24)	(1.18)	(0.10)	(0.13)

Net Asset Value, End of Period	$14.21		$15.71	$13.51	$13.72	$14.25	$12.66

Total Return (%) (b)	3.11	(c)	21.84	8.19	4.41	13.41	34.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.83	0.84	0.84	0.85	0.87
Net ratio of expenses to average net assets (%) (e)(f)	0.76	(d)	0.76	0.76	0.76	0.78	0.85
Ratio of net investment income to average net assets (%)	0.83	(d)	0.83	0.97	0.98	0.87	0.78
Portfolio turnover rate (%)	37	(c)	63	62	63	136	42
Net assets, end of period (in millions)	$121.6		$129.7	$123.0	$128.1	$139.0	$132.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.89		$13.66	$13.86	$14.39	$12.77	$9.65

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.14	0.14	0.15	0.13	0.10
Net realized and unrealized gain on investments	0.49		2.80	0.91	0.51	1.60	3.16

Total from investment operations	0.56		2.94	1.05	0.66	1.73	3.26

Less Distributions
Distributions from net investment income	(0.15)		(0.15)	(0.32)	(0.12)	(0.11)	(0.14)
Distributions from net realized capital gains	(1.90)		(0.56)	(0.93)	(1.07)	0.00	0.00

Total distributions	(2.05)		(0.71)	(1.25)	(1.19)	(0.11)	(0.14)

Net Asset Value, End of Period	$14.40		$15.89	$13.66	$13.86	$14.39	$12.77

Total Return (%) (b)	3.24	(c)	21.93	8.30	4.45	13.62	34.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(d)	0.73	0.74	0.74	0.75	0.77
Net ratio of expenses to average net assets (%) (e)(f)	0.66	(d)	0.66	0.66	0.66	0.68	0.75
Ratio of net investment income to average net assets (%)	0.93	(d)	0.93	1.07	1.07	0.97	0.88
Portfolio turnover rate (%)	37	(c)	63	62	63	136	42
Net assets, end of period (in millions)	$75.6		$78.6	$73.4	$78.8	$90.2	$94.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on average net assets was 0.03%, 0.03%, 0.03%, 0.03% and 0.04% for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015 and 2014, respectively (see Note 6 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trust (“REIT”) adjustments, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $15,767,037. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $96,412,473. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio. The Portfolio had no open futures contract positions at June 30, 2018.

The following table summarizes the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$372,145

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$7,250

‡ Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$908,651,196	$0	$1,031,010,426

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $16,321,342 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$6,861,450	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	Over $2 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 amounted to $489,191 and are included in the total amount shown as management fee waivers in the Statement of Operations.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $418,043 was waived in the aggregate for the six months ended June 30, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$2,445,396,123

Gross unrealized appreciation	415,257,034
Gross unrealized depreciation	(83,449,540)

Net unrealized appreciation (depreciation)	$331,807,494

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$50,897,963	$67,917,269	$64,903,860	$139,868,088	$115,801,823	$207,785,357

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$80,557,196	$224,973,796	$426,125,232	$—	$731,656,224

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six-month period ended June 30, 2018, the Class A and B shares of the Brighthouse Asset Allocation 100 Portfolio returned 2.02% and 1.86%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned 1.30%.

MARKET ENVIRONMENT / CONDITIONS

After nine years of being in a bull market (the second longest on record) and emerging from 2017 with record low volatility, a degree of complacency manifested among investors at the beginning of the year. Consequently, it only took a wage-growth number 0.3% higher than consensus expectations (2.9% vs. 2.6%) to trigger a spike in volatility, with the CBOE VIX Index more than quadrupling during trading on February 5th, and the market subsequently falling approximately 10% over the span of two weeks. The growth in wages made investors anxious that the Federal Reserve (the “Fed”) would raise rates sooner than expected in an effort to tame inflation, and that the end of the bull market would consequently come sooner than anticipated. The Fed, however, tends to be less fickle than equity markets, relying on significantly more data than a single monthly input. The central bank did not deviate from their official plan for interest rate increases, and there have only been two rate hikes so far in 2018. In this time, the federal funds rate target range has been pushed to between 1.75% and 2%, and two additional rate hikes are expected before the year is over. At the same time, the Fed is actively reducing the size of its balance sheet by capping the reinvestments of principal payments from its Treasuries and Mortgage-Backed Securities holdings. As of July 2018, the Fed is letting its balance sheet shrink by an average of $40 billion per month, after reducing its balance sheet from approximately $4.44 trillion to $4.28 trillion over the first six months of the year. However, long-term rates have barely moved so far this year, with 30-year rates up just 20 basis points from 2.8% to 3%. Meanwhile, the 2-year rate has moved from 1.8% to 2.4%, resulting in a significant flattening of the yield curve.

In addition to inflation concerns, the market has been preoccupied with the evolving “trade war”. President Trump’s first volley was establishing tariffs on steel and aluminum, a move that was quickly reciprocated by China, Canada, and the European Union, leading to additional back and forth tariffs. This added to the volatility not just in the U.S., but in foreign developed markets and, in particular, emerging markets, with the latter being perceived as the biggest losers in a potential global trade war.

Despite the headline fears and an observed increase in volatility, a constellation of various economic data points optimistically suggests that 2018 may be one of the highest-growth years since the recession of ’08-‘09. As such, real gross domestic product increased at an estimated annual rate of 2.2% during the first quarter of 2018 and 4.1% during the second quarter. Although growth above 3% is expected to be only temporary (a direct result of the recently implemented tax cuts), there are strong fundamental arguments for continued moderate growth after 2018. For example, unemployment hit a record low of 3.8% in May (the lowest since the late 1960’s) before subsequently increasing to 4%. Disposable personal income and consumer spending both are at new all-time highs (although, as an ominous point that should be noted, consumer debt is setting new highs as well and is poised to reach $4 trillion by the end of the year). Capital expenditures by businesses are on track to grow approximately 26% for the first quarter (although from a depressed base), all this data in combination fuels hopes for continued economic expansion. Finally, the Trump administration has made significant progress in their efforts to reduce regulation, a move that market participants believe will help businesses grow.

All in all, U.S. equities were the best returning asset class for the first half of 2018, with the S&P 500 Index returning 2.7% and the Russell 2000 Index returning 7.7%. Non-U.S. equities, on the other hand, were a drag on globally diversified portfolios, with foreign developed equities and emerging market equities returning -2.8% and -6.7% respectively, as measured by the MSCI EAFE and the MSCI Emerging Market indices. The rising interest rates also took a toll on fixed income investors, as the Bloomberg Barclays U.S. Aggregate Bond Index fell 1.6%, while the Bloomberg Barclays Global Treasury Index did slightly better, falling only 0.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Asset Allocation 100 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 100% to equities, although some residual cash is expected to be held by the underlying portfolios.

Over the six-month period, the Portfolio outpaced the Dow Jones Aggressive Index. Strong performance within the Large Cap, Mid Cap, and Small Cap portfolios offset headwinds from an underweight to Small Cap equity.

Contribution from the underlying domestic equity portfolios to relative performance was positive, as the Large Cap, Mid Cap, and Small Cap managers delivered positive relative results. Within Large Cap, six of nine portfolios outpaced their respective benchmarks during the six-month period. The BlackRock Capital Appreciation Portfolio stood out positively as it outperformed its benchmark by 7.2% for the six-month period. Positions within the Consumer Discretionary, Technology, and Healthcare sectors were a source of strength over the period. Another strong performer was the Jennison Growth Portfolio which outperformed its benchmark by 4.7%. The main drivers of outperformance were security selection within Consumer Discretionary and Technology as well as an overweight to Consumer Discretionary. The MFS Value Portfolio, on the other hand, slightly underperformed its benchmark by 2.0% for the period. The underperformance was predominantly driven by an underweight to Energy and suboptimal security selection within Consumer Staples. Within the Mid Cap equity sleeve, the Morgan Stanley Mid Cap Growth Portfolio outperformed its benchmark by an impressive 17.4%. The

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

outstanding performance was primarily a result of strong security selection within Technology and Healthcare and a large overweight to Technology had also aided returns. The biggest underperformer in the Mid Cap sleeve was the Wells Capital Management Mid Cap Value Portfolio, which lagged its benchmark by 2%. While the portfolio benefitted from strong security selection within Technology and Utilities, it was insufficient to make up for the drag on performance stemming from suboptimal security selection within Consumer Staples, Real Estate, and Basic Materials. Within the Small Cap equity sleeve, the strongest performer was the Loomis Sayles Small Cap Growth Portfolio, which beat its benchmark by 5.3%. The portfolio overall benefitted significantly from exceptional security selection within Healthcare, Technology, and Consumer Staples, as well as beneficial overweights to Healthcare and Technology.

The non-U.S. equity portfolios overall were a headwind to relative performance. The strongest performance came from the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 2.4% over the period. The majority of the outperformance was a result of strong security selection within Technology, Consumer Discretionary, and Healthcare, in addition to a favorable overweight to Technology. On the other hand, the Harris Oakmark International Portfolio conspicuously lagged its benchmark by 4.6%. The portfolio lagged due to poor security selection within Consumer Discretionary, Financials, and Basic Materials. In addition, an overweight to Financials and underweight to Energy also detracted from relative performance. Lastly, Brighthouse/Aberdeen Emerging Markets Equity Portfolio underperformed its benchmark by 3.0% for the period as poor security selection within Basic Materials, Consumer Staples, and Energy dragged on performance.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 100 Portfolio
Class A	2.02	13.05	10.83	7.90
Class B	1.86	12.84	10.58	7.64
Dow Jones Aggressive Index	1.30	12.80	10.83	8.30

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	6.5
ClearBridge Aggressive Growth Portfolio (Class A)	6.5
Invesco Comstock Portfolio (Class A)	6.3
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.2
Jennison Growth Portfolio (Class A)	6.2
T. Rowe Price Large Cap Value Portfolio (Class A)	6.1
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.6
Harris Oakmark International Portfolio (Class A)	5.0
Brighthouse/Dimensional International Small Company Portfolio (Class A)	4.7
BlackRock Capital Appreciation Portfolio (Class A)	4.2

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	51.3
International Developed Market Equities	20.5
U.S. Small Cap Equities	10.3
Global Equities	6.5
U.S. Mid Cap Equities	5.2
Emerging Market Equities	3.2
Real Estate Equities	3.1

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.75%	$1,000.00	$1,020.20	$3.76
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class B (a)	Actual	1.00%	$1,000.00	$1,018.60	$5.01
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	5,524,541	$70,990,354
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,678,398	72,808,903
Brighthouse Small Cap Value Portfolio (Class A) (b)	2,171,812	35,530,837
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	5,648,170	55,803,918
Brighthouse/Artisan International Portfolio (Class A) (b)	6,082,998	66,000,528
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	73,353	18,138,081
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	6,161,012	83,173,659
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	3,223,174	98,467,954
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	4,662,846	67,704,519
Clarion Global Real Estate Portfolio (Class A) (b)	4,668,641	53,642,683
ClearBridge Aggressive Growth Portfolio (Class A) (b)	6,105,077	113,432,326
Frontier Mid Cap Growth Portfolio (Class A) (a)	506,783	18,102,276
Harris Oakmark International Portfolio (Class A) (b)	5,933,691	87,699,958
Invesco Comstock Portfolio (Class A) (b)	7,322,465	110,569,226
Invesco Small Cap Growth Portfolio (Class A) (b)	2,183,378	32,794,335
Jennison Growth Portfolio (Class A) (a)	6,679,500	108,074,310
JPMorgan Small Cap Value Portfolio (Class A) (b)	1,872,538	32,507,264
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	2,127,839	32,087,807
MFS Research International Portfolio (Class A) (b)	4,211,622	51,971,413
MFS Value Portfolio (Class A) (a)	7,683,731	113,565,538

Affiliated Investment Companies—(Continued)
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	459,493	9,488,535
Neuberger Berman Genesis Portfolio (Class A) (a)	1,005,890	20,912,453
Oppenheimer Global Equity Portfolio (Class A) (b)	1,856,292	44,476,767
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	4,725,638	108,500,654
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	3,399,523	106,269,077
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	1,658,089	18,089,749
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,110,594	27,198,452
Van Eck Global Natural Resources Portfolio (Class A) (a)	6,510,393	69,596,106
Victory Sycamore Mid Cap Value Portfolio (Class A) (b)	512,453	8,926,926
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	1,570,586	17,606,267

Total Mutual Funds (Cost $1,608,597,979)		1,754,130,875

Total Investments—100.0% (Cost $1,608,597,979)		1,754,130,875
Other assets and liabilities (net)—0.0%		(547,284)

Net Assets—100.0%		$1,753,583,591

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,754,130,875	$—	$—	$1,754,130,875
Total Investments	$1,754,130,875	$—	$—	$1,754,130,875

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Affiliated investments at value (a)	$1,754,130,875
Receivable for:
Affiliated investments sold	1,526,152
Fund shares sold	69,063

Total Assets	1,755,726,090
Liabilities
Payables for:
Fund shares redeemed	1,595,214
Accrued Expenses:
Management fees	104,167
Distribution and service fees	228,467
Deferred trustees’ fees	163,650
Other expenses	51,001

Total Liabilities	2,142,499

Net Assets	$1,753,583,591

Net Assets Consist of:
Paid in surplus	$1,425,692,087
Undistributed net investment income	20,924,425
Accumulated net realized gain	161,434,183
Unrealized appreciation on affiliated investments	145,532,896

Net Assets	$1,753,583,591

Net Assets
Class A	$661,990,223
Class B	1,091,593,368
Capital Shares Outstanding*
Class A	51,107,371
Class B	84,608,490
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.95
Class B	12.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,608,597,979.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends from Affiliated investments	$23,392,835

Total investment income	23,392,835
Expenses
Management fees	633,198
Administration fees	11,039
Custodian and accounting fees	13,232
Distribution and service fees—Class B	1,397,733
Audit and tax services	15,700
Legal	21,574
Trustees’ fees and expenses	20,710
Miscellaneous	1,481

Total expenses	2,114,667

Net Investment Income	21,278,168

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	30,586,880
Capital gain distributions from affiliated investments	131,594,086

Net realized gain	162,180,966

Net change in unrealized depreciation on affiliated investments	(148,080,449)

Net realized and unrealized gain	14,100,517

Net Increase in Net Assets From Operations	$35,378,685

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$21,278,168	$17,498,160
Net realized gain	162,180,966	79,505,868
Net change in unrealized appreciation (depreciation)	(148,080,449)	258,477,785

Increase in net assets from operations	35,378,685	355,481,813

From Distributions to Shareholders
Net investment income
Class A	(8,309,223)	(9,263,908)
Class B	(11,123,023)	(13,417,471)
Net realized capital gains
Class A	(23,705,724)	(34,653,878)
Class B	(39,377,124)	(59,661,334)

Total distributions	(82,515,094)	(116,996,591)

Decrease in net assets from capital share transactions	(7,740,794)	(46,754,229)

Total increase (decrease) in net assets	(54,877,203)	191,730,993

Net Assets
Beginning of period	1,808,460,794	1,616,729,801

End of period	$1,753,583,591	$1,808,460,794

Undistributed net investment income
End of period	$20,924,425	$19,078,503

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	451,103	$6,134,421	959,284	$11,958,236
Reinvestments	2,410,764	32,014,947	3,668,988	43,917,786
Redemptions	(2,223,409)	(30,189,789)	(4,948,820)	(61,622,773)

Net increase (decrease)	638,458	$7,959,579	(320,548)	$(5,746,751)

Class B
Sales	1,724,554	$23,372,337	2,271,398	$28,098,131
Reinvestments	3,817,094	50,500,147	6,130,772	73,078,805
Redemptions	(6,622,423)	(89,572,857)	(11,455,545)	(142,184,414)

Net decrease	(1,080,775)	$(15,700,373)	(3,053,375)	$(41,007,478)

Decrease derived from capital shares transactions		$(7,740,794)		$(46,754,229)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.32		$11.62	$12.60	$14.03	$13.46	$10.48

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.15	0.15	0.17	0.12	0.02
Net realized and unrealized gain (loss) on investments	0.12		2.45	0.83	(0.31)	0.58	3.07

Total from investment operations	0.29		2.60	0.98	(0.14)	0.70	3.09

Less Distributions
Distributions from net investment income	(0.17)		(0.19)	(0.32)	(0.22)	(0.13)	(0.11)
Distributions from net realized capital gains	(0.49)		(0.71)	(1.64)	(1.07)	0.00	0.00

Total distributions	(0.66)		(0.90)	(1.96)	(1.29)	(0.13)	(0.11)

Net Asset Value, End of Period	$12.95		$13.32	$11.62	$12.60	$14.03	$13.46

Total Return (%) (b)	2.02	(c)	23.21	9.19	(1.67)	5.24	29.77

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.08	(e)	0.08	0.08	0.08	0.08	0.10
Ratio of net investment income to average net assets (%) (f)	1.22	(e)(g)	1.18	1.27	1.27	0.85	0.15
Portfolio turnover rate (%)	7	(c)	8	11	11	17	13
Net assets, end of period (in millions)	$662.0		$672.4	$590.2	$581.6	$631.6	$646.3

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.26		$11.57	$12.54	$13.98	$13.40	$10.43

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.11	0.12	0.14	0.08	0.13
Net realized and unrealized gain (loss) on investments	0.12		2.45	0.84	(0.33)	0.60	2.93

Total from investment operations	0.27		2.56	0.96	(0.19)	0.68	3.06

Less Distributions
Distributions from net investment income	(0.14)		(0.16)	(0.29)	(0.18)	(0.10)	(0.09)
Distributions from net realized capital gains	(0.49)		(0.71)	(1.64)	(1.07)	0.00	0.00

Total distributions	(0.63)		(0.87)	(1.93)	(1.25)	(0.10)	(0.09)

Net Asset Value, End of Period	$12.90		$13.26	$11.57	$12.54	$13.98	$13.40

Total Return (%) (b)	1.86	(c)	22.93	8.98	(2.01)	5.09	29.51

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.33	(e)	0.33	0.33	0.33	0.33	0.35
Ratio of net investment income to average net assets (%) (f)	0.96	(e)(g)	0.93	1.03	1.01	0.60	1.07
Portfolio turnover rate (%)	7	(c)	8	11	11	17	13
Net assets, end of period (in millions)	$1,091.6		$1,136.1	$1,026.6	$1,051.4	$1,169.0	$1,222.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Asset Allocation Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions re-designations and distributions received from the Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$194,905,567	$0	$132,310,052

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Asset Allocation Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Asset Allocation Portfolio’s Management Agreement, the Asset Allocation Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Asset Allocation Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$633,198	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Asset Allocation Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Asset Allocation Portfolio, may pay annually up to 0.50% of the average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Asset Allocation Portfolio attributable to its Class B Shares. Amounts incurred by the Asset Allocation Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Asset Allocation Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
Baillie Gifford International Stock Portfolio (Class A)	$63,897,442	$12,217,514	$(1,970,407)	$724,326	$(3,878,521)	$70,990,354
BlackRock Capital Appreciation Portfolio (Class A)	72,549,624	9,521,536	(9,766,655)	3,425,349	(2,920,951)	72,808,903
Brighthouse Small Cap Value Portfolio (Class A)	32,639,918	5,018,580	(741,382)	40,993	(1,427,272)	35,530,837
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	63,742,480	2,776,393	(2,361,937)	231,833	(8,584,851)	55,803,918
Brighthouse/Artisan International Portfolio (Class A)	67,907,199	3,233,773	(2,733,310)	365,151	(2,772,285)	66,000,528
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	27,216,423	1,069,734	(9,256,549)	1,499,843	(2,391,370)	18,138,081
Brighthouse/Dimensional International Small Company Portfolio (Class A)	82,324,601	14,534,237	(3,153,192)	53,047	(10,585,034)	83,173,659
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	99,862,233	7,049,901	(3,044,099)	30,602	(5,430,683)	98,467,954
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	68,886,785	8,531,777	(3,437,761)	669,393	(6,945,675)	67,704,519
Clarion Global Real Estate Portfolio (Class A)	52,776,157	5,331,283	(275,979)	(20,632)	(4,168,146)	53,642,683
ClearBridge Aggressive Growth Portfolio (Class A)	112,887,463	6,323,877	(7,058,395)	3,979,041	(2,699,660)	113,432,326
Frontier Mid Cap Growth Portfolio (Class A)	27,107,939	1,999,524	(10,000,787)	2,236,414	(3,240,814)	18,102,276
Harris Oakmark International Portfolio (Class A)	85,754,409	16,372,911	(2,303,528)	404,923	(12,528,757)	87,699,958
Invesco Comstock Portfolio (Class A)	113,763,774	9,197,206	(3,571,053)	1,379,383	(10,200,084)	110,569,226
Invesco Small Cap Growth Portfolio (Class A)	38,147,382	3,949,416	(8,750,861)	(395,066)	(156,536)	32,794,335
Jennison Growth Portfolio (Class A)	108,186,525	16,053,566	(12,760,020)	4,423,234	(7,828,995)	108,074,310
JPMorgan Small Cap Value Portfolio (Class A)	31,902,173	2,392,352	(1,361,930)	178,752	(604,083)	32,507,264
Loomis Sayles Small Cap Growth Portfolio (Class A)	32,575,121	4,188,777	(5,101,817)	1,196,834	(771,108)	32,087,807
MFS Research International Portfolio (Class A)	54,857,361	1,148,469	(2,149,724)	335,402	(2,220,095)	51,971,413
MFS Value Portfolio (Class A)	104,080,784	9,806,519	(622,551)	197,020	103,766	113,565,538
MFS Value Portfolio II (Class A)	13,635,286	4,000,585	(69,634)	1,411	(17,567,648)	—

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
Morgan Stanley Mid Cap Growth Portfolio (Class A)	$13,527,214	$1,758,755	$(6,722,076)	$2,929,544	$(2,004,902)	$9,488,535
Neuberger Berman Genesis Portfolio (Class A)	21,815,490	2,635,543	(1,863,978)	697,506	(2,372,108)	20,912,453
Oppenheimer Global Equity Portfolio (Class A)	45,437,388	4,662,141	(1,898,340)	505,416	(4,229,838)	44,476,767
T. Rowe Price Large Cap Growth Portfolio (Class A)	108,074,197	19,569,832	(10,003,324)	2,870,065	(12,010,116)	108,500,654
T. Rowe Price Large Cap Value Portfolio (Class A)	106,380,341	13,101,906	(416,322)	160,503	(12,957,351)	106,269,077
T. Rowe Price Mid Cap Growth Portfolio (Class A)	31,685,570	2,401,100	(15,037,358)	2,421,247	(3,380,810)	18,089,749
T. Rowe Price Small Cap Growth Portfolio (Class A)	27,318,694	2,272,504	(2,226,026)	400,382	(567,102)	27,198,452
Van Eck Global Natural Resources Portfolio (Class A)	73,153,066	286,056	(3,354,805)	(358,391)	(129,820)	69,596,106
Victory Sycamore Mid Cap Value Portfolio (Class A)	9,018,672	1,621,978	(233,101)	19,436	(1,500,059)	8,926,926
Wells Capital Management Mid Cap Value Portfolio (Class A)	17,917,218	1,877,822	(63,151)	(16,081)	(2,109,541)	17,606,267

	$1,809,028,929	$194,905,567	$(132,310,052)	$30,586,880	$(148,080,449)	$1,754,130,875

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
Baillie Gifford International Stock Portfolio (Class A)	$—	$829,256	5,524,541
BlackRock Capital Appreciation Portfolio (Class A)	9,432,536	89,000	1,678,398
Brighthouse Small Cap Value Portfolio (Class A)	1,865,949	446,604	2,171,812
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	1,679,472	5,648,170
Brighthouse/Artisan International Portfolio (Class A)	—	1,005,093	6,082,998
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	956,416	113,263	73,353
Brighthouse/Dimensional International Small Company Portfolio (Class A)	5,767,120	2,244,320	6,161,012
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5,302,464	1,747,437	3,223,174
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	7,826,296	705,481	4,662,846
Clarion Global Real Estate Portfolio (Class A)	—	3,236,360	4,668,641
ClearBridge Aggressive Growth Portfolio (Class A)	5,115,528	907,216	6,105,077
Frontier Mid Cap Growth Portfolio (Class A)	1,995,768	—	506,783
Harris Oakmark International Portfolio (Class A)	3,596,765	1,711,949	5,933,691
Invesco Comstock Portfolio (Class A)	8,220,269	969,467	7,322,465
Invesco Small Cap Growth Portfolio (Class A)	3,949,416	—	2,183,378
Jennison Growth Portfolio (Class A)	15,672,364	369,575	6,679,500
JPMorgan Small Cap Value Portfolio (Class A)	1,831,072	418,077	1,872,538
Loomis Sayles Small Cap Growth Portfolio (Class A)	4,188,777	—	2,127,839
MFS Research International Portfolio (Class A)	—	1,133,620	4,211,622
MFS Value Portfolio (Class A)	7,178,595	1,709,527	7,683,731
MFS Value Portfolio II (Class A)	3,566,339	428,936	—
Morgan Stanley Mid Cap Growth Portfolio (Class A)	1,678,185	—	459,493
Neuberger Berman Genesis Portfolio (Class A)	2,560,710	73,393	1,005,890
Oppenheimer Global Equity Portfolio (Class A)	4,116,998	545,143	1,856,292
T. Rowe Price Large Cap Growth Portfolio (Class A)	19,121,217	448,615	4,725,638
T. Rowe Price Large Cap Value Portfolio (Class A)	9,989,864	2,142,841	3,399,523
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,401,100	—	1,658,089
T. Rowe Price Small Cap Growth Portfolio (Class A)	2,202,985	32,032	1,110,594
Van Eck Global Natural Resources Portfolio (Class A)	—	116,946	6,510,393
Victory Sycamore Mid Cap Value Portfolio (Class A)	1,538,387	71,002	512,453
Wells Capital Management Mid Cap Value Portfolio (Class A)	1,518,966	218,210	1,570,586

	$131,594,086	$23,392,835

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,609,080,496

Gross unrealized appreciation	168,489,784
Gross unrealized depreciation	(23,439,405)

Net unrealized appreciation (depreciation)	$145,050,379

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$22,681,379	$38,049,137	$94,315,212	$203,717,810	$116,996,591	$241,766,947

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$19,249,789	$62,818,582	$293,130,828	$—	$375,199,199

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Asset Allocation Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class B shares of the Brighthouse Balanced Plus Portfolio returned -1.01%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.46%.

MARKET ENVIRONMENT / CONDITIONS

After a year of low volatility and strong risk asset returns, the start to 2018 was highlighted by the return of volatility as rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Risk asset returns started higher as global stocks surged nearly 6% in January (per the MSCI All Country World Index), but reversed on concerns about rising rates. Expectations for higher inflation, increased Treasury supply, and more future interest rate hikes from the Federal Reserve (the “Fed”) all contributed to higher rates. Volatility rose as measures like the CBOE Volatility Index (VIX) had its single largest one-day rise in its history (back to 1990).

Solid growth momentum in the U.S. moving into the second quarter contrasted with some softening in growth in other developed regions. Coincidentally, the Fed kept on track with policy normalization even as other central banks like the European Central Bank softened rhetoric. Geopolitical developments weighed on risk sentiment for much of the quarter and resulted in overall mixed market performance. Most developed global equities ended the quarter in positive territory, though credit spreads broadly widened by the end of the quarter. Within bond markets, the U.S. 10-year yield briefly crossed 3% amid acceleration in growth, and the U.S. yield curve continued to flatten (the spread between short term and longer-term yields tightened). Yields elsewhere were more mixed as German yields fell 20 basis points (“bps”) in the face of political challenges in Italy and other European countries.

Altogether, the first half of 2018 ended with wider credit spreads, higher inflation expectations, mixed global equities, and overall higher yields in the U.S. while much of the rest of the developed world experienced flat or moderately lowered rates.

TOTAL PORTFOLIO REVIEW/PERIOD END POSITIONING

The Brighthouse Balanced Plus Portfolio was composed of two sleeves. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of Brighthouse Investment Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) are designed to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively manage this equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposures. Since the Overlay Sleeve constitutes a substantial percent of the Portfolio’s allocation, overlay sleeve performance may significantly impact total Portfolio return in any given period.

BASE SLEEVE PORTFOLIO REVIEW

The Base Sleeve Portfolio returned -0.5% over the first half of the year, outperforming its benchmark by 0.2%. The outperformance was primarily attributable to strong performance by the underlying fixed income portfolios.

As mentioned, fixed income was additive to relative return over the first half of 2018. The biggest contributor to performance was the BlackRock High Yield Portfolio, which outperformed its benchmark by 0.4%. The Portfolio’s positions in Consumer Discretionary, Energy, and Healthcare were the largest contributors to return during the first half of 2018. In addition, tactical positions in bank loans and preferred equity also benefitted performance. The PIMCO Total Return Portfolio outperformed its benchmark by 0.2%. U.S. duration and curve positioning contributed to performance as an underweight position to the front- and long-ends of the yield curve benefitted from a general rise in interest rates. Within credit, an underweight to investment grade corporates, notably Industrials, added to performance as spreads widened. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio which underperformed its benchmark by 1.4%. The portfolio’s overweight duration bias in the U.S. and select emerging market countries significantly detracted from performance over the period. In addition, positions in emerging market currencies such as the Argentine peso and Brazilian real weighed on results.

Contribution from the underlying domestic equity portfolios to relative performance was positive, driven by strong performance from the Large Cap portfolios, of which five out of eight outpaced their respective benchmarks. The BlackRock Capital Appreciation Portfolio stood out positively as it outperformed its benchmark by 7.2% for the six-month period. Positions within the Consumer Discretionary, Technology, and Healthcare sectors were a source of strength over the period. Another strong performer was the Jennison Growth Portfolio which outperformed its benchmark by 4.7%. The main drivers of outperformance were security selection within Consumer Discretionary and Technology as well as an overweight to Consumer Discretionary. The MFS Value Portfolio, on the other hand, slightly underperformed its benchmark by 2.0% for the period. The underperformance was predominantly driven by an underweight to Energy and suboptimal security selection within Consumer Staples. Within the Mid Cap equity sleeve, the Morgan Stanley Mid Cap Growth Portfolio outperformed its benchmark by an impressive 17.4%. The outstanding performance was primarily a result of strong security selection within Technology and Healthcare and a large overweight to Technology had also aided returns. The biggest underperformer in the Mid Cap sleeve was the Wells Capital Management Mid Cap Value Portfolio, which lagged its benchmark by 2%. While the

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

portfolio benefitted from strong security selection within Technology and Utilities, it was insufficient to make up for the drag on performance stemming from poor security selection within Consumer Staples, Real Estate, and Basic Materials. Within the Small Cap equity sleeve, the strongest performer was the Loomis Sayles Small Cap Growth Portfolio, which beat its benchmark by 5.3%. The portfolio overall benefitted significantly from exceptional security selection within Healthcare, Technology, and Consumer Staples, as well as beneficial overweights to Healthcare and Technology.

The Non-U.S. equity portfolios overall were a headwind to relative performance. The strongest performance came from the Oppenheimer Global Equity Portfolio, which outperformed its benchmark by 2.4% over the period. The majority of the outperformance was a result of strong security selection within Technology, Consumer Discretionary, and Healthcare, in addition to a favorable overweight to Technology. On the other hand, the Harris Oakmark International Portfolio conspicuously lagged its benchmark by 4.6%. The portfolio lagged due to poor security selection within Consumer Discretionary, Financials, and Basic Materials. In addition, an overweight to Financials and underweight to Energy also detracted from relative performance. Lastly, the Brighthouse/Aberdeen Emerging Markets Equity Portfolio underperformed its benchmark by 4.2% for the period as poor security selection within Basic Materials, Consumer Staples, and Energy dragged on performance.

OVERLAY SLEEVE PORTFOLIO REVIEW

Amid the market turbulence, the Portfolio tactically adjusted equity exposure throughout the period. The dynamic equity allocation, obtained via equity futures contracts, in the Brighthouse Balanced Plus PIMCO-managed sleeve added to performance as the S&P 500 Index ended the period higher. Sharp bouts of market volatility in February, however, weighed on returns.

The Portfolio’s fixed income allocations within the collateral of the overlay sleeve detracted from performance relative to its benchmark. U.S. yield curve positioning, partially facilitated through the use of futures, was negative for relative performance as a focus on mid- to long-term rates detracted amid rising rates over the period. Within a diversified set of spread sectors, exposure to Agency Mortgage-Backed Securities and investment-grade credit detracted as spreads generally widened. Positions in government agency debentures, however, contributed to returns.

In regards to Portfolio positioning, equity exposure in the PIMCO-managed portion of the Portfolio ended the period with a max overweight exposure to U.S. equities as volatility remained subdued. The Portfolio ended the period neutral to slightly overweight duration relative to the benchmark. The Portfolio held positions in Corporate, Agency, Mortgages, Municipals, and Quasi-Sovereign bonds to diversify and enhance the return potential.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Josh Davis

David Braun

Graham Rennison

Portfolio Managers

Pacific Investment Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
Brighthouse Balanced Plus Portfolio
Class B	-1.01	7.37	7.92	7.11
Dow Jones Moderate Index	0.46	7.83	7.33	6.41

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	7.0
TCW Core Fixed Income Portfolio (Class A)	5.5
PIMCO Total Return Portfolio (Class A)	5.5
JPMorgan Core Bond Portfolio (Class A)	5.0
Western Asset Management U.S. Government Portfolio (Class A)	3.5
Harris Oakmark International Portfolio (Class A)	3.4
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.2
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	2.5
Baillie Gifford International Stock Portfolio (Class A)	2.5
U.S. Treasury Notes	2.5

Exposure by Asset Class

% of Net Assets
U.S. Large Cap Equities	44.0
Investment Grade Fixed Income	34.4
International Developed Market Equities	11.6
U.S. Mid Cap Equities	5.9
High Yield Fixed Income	5.8
U.S. Small Cap Equities	4.6
International Fixed Income	2.5
Global Equities	2.4
Emerging Market Equities	1.3
Real Estate Equities	0.9

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class B (a) (b)	Actual	0.90%	$1,000.00	$989.90	$4.44
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.
(b)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Funds—69.5% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—69.5%
Baillie Gifford International Stock Portfolio (Class A) (a)	23,355,751	$300,121,397
BlackRock Bond Income Portfolio (Class A) (a)	8,249,997	840,509,723
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,199,839	52,048,999
BlackRock High Yield Portfolio (Class A) (b)	16,150,970	120,809,254
Brighthouse Small Cap Value Portfolio (Class A) (b)	7,731,435	126,486,272
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	15,347,695	151,635,229
Brighthouse/Artisan International Portfolio (Class A) (b)	21,441,024	232,635,108
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	733,777	181,440,989
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	12,054,782	162,739,560
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	17,799,836	181,024,331
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b) (h)	31,945,582	301,566,298
Brighthouse/Templeton International Bond Portfolio (Class A) (b)	29,411,274	293,230,402
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	1,942,195	59,334,047
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	4,147,776	60,225,712
Clarion Global Real Estate Portfolio (Class A) (b)	9,476,202	108,881,561
ClearBridge Aggressive Growth Portfolio (Class A) (b)	2,235,441	41,534,494
Frontier Mid Cap Growth Portfolio (Class A) (a)	4,367,086	155,992,325
Harris Oakmark International Portfolio (Class A) (b)	27,102,816	400,579,622
Invesco Comstock Portfolio (Class A) (b)	2,613,826	39,468,765
Invesco Small Cap Growth Portfolio (Class A) (b)	7,004,502	105,207,625
Jennison Growth Portfolio (Class A) (a)	3,921,143	63,444,086
JPMorgan Core Bond Portfolio (Class A) (b)	60,992,868	600,779,753
JPMorgan Small Cap Value Portfolio (Class A) (b)	6,075,564	105,471,796
MFS Research International Portfolio (Class A) (b)	23,858,774	294,417,267
MFS Value Portfolio (Class A) (a)	3,398,101	50,223,937
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	2,949,932	60,916,099
Neuberger Berman Genesis Portfolio (Class A) (a)	4,070,393	84,623,477
Oppenheimer Global Equity Portfolio (Class A) (b)	5,062,491	121,297,275
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	24,812,916	241,925,930
PIMCO Total Return Portfolio (Class A) (b)	58,851,694	660,904,528
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	1,270,694	39,721,892
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	11,039,820	120,444,432
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	5,201,706	127,389,782
TCW Core Fixed Income Portfolio (Class A) (b)	67,361,977	661,494,613
Van Eck Global Natural Resources Portfolio (Class A) (a)	15,186,948	162,348,477
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	16,105,604	180,543,824
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	30,329,078	387,908,905
Western Asset Management U.S. Government Portfolio (Class A) (a)	37,303,061	421,524,592

Total Mutual Funds (Cost $8,344,895,790)		8,300,852,378

U.S. Treasury & Government Agencies—29.9%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—1.9%
Fannie Mae 30 Yr. Pool 3.500%, TBA (c)	215,000,000	213,823,640
Fannie Mae Pool 2.920%, 03/01/35	2,950,000	2,626,404
3.180%, 07/01/35	2,797,407	2,624,590
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 3.176%, 11/25/28	7,423,991	7,381,374

		226,456,008

Federal Agencies—1.5%
Federal Home Loan Mortgage Corp. 2.375%, 01/13/22	10,500,000	10,362,177
6.250%, 07/15/32	30,000,000	40,150,980
Federal National Mortgage Association 1.875%, 09/24/26	36,006,000	32,877,583
6.625%, 11/15/30	19,200,000	25,753,363
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/19	24,600,000	23,812,041
Zero Coupon, 07/15/20	18,900,000	17,926,390
Zero Coupon, 04/15/30	19,500,000	13,144,141
Tennessee Valley Authority 2.875%, 02/01/27	1,700,000	1,657,726
4.250%, 09/15/65	10,000,000	11,326,680

		177,011,081

U.S. Treasury—26.5%
U.S. Treasury Bonds 2.250%, 08/15/46	32,500,000	27,990,625
2.500%, 02/15/46	87,700,000	79,735,059
2.500%, 05/15/46	21,000,000	19,082,109
2.750%, 08/15/42	29,400,000	28,291,758
2.750%, 11/15/42	196,000,000	188,542,811
2.750%, 11/15/47 (d)	44,000,000	41,985,625
2.875%, 05/15/43	126,000,000	123,804,843
2.875%, 08/15/45	51,300,000	50,276,004
2.875%, 11/15/46	114,100,000	111,715,488
3.000%, 11/15/44	96,000,000	96,390,000
3.000%, 02/15/47	96,900,000	97,248,234
3.000%, 05/15/47	95,000,000	95,278,321
3.125%, 02/15/42	93,900,000	96,485,918
3.125%, 02/15/43	89,700,000	92,086,160
3.125%, 08/15/44	13,100,000	13,451,551
3.125%, 05/15/48 (d)	25,000,000	25,694,336
3.375%, 05/15/44	99,895,000	107,055,443
3.625%, 08/15/43	25,200,000	28,090,125
4.250%, 11/15/40	177,700,000	215,468,191
4.375%, 05/15/40	31,300,000	38,513,672
4.375%, 05/15/41	51,000,000	63,002,930
4.625%, 02/15/40	113,700,000	144,310,172
8.000%, 11/15/21 (e)	57,700,000	67,587,887
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/45 (f)	3,829,788	3,714,703
2.000%, 01/15/26 (d) (f)	4,796,246	5,255,617
3.625%, 04/15/28 (f)	6,195,440	7,864,811

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.125%, 02/28/21	125,000,000	$120,268,555
1.250%, 03/31/21 (e)	116,600,000	112,418,796
1.375%, 02/15/20	267,700,000	262,921,137
1.500%, 03/31/23 (e)	85,000,000	80,388,086
2.000%, 01/31/20 (d)	300,000,000	297,738,282
2.000%, 05/31/21	137,500,000	135,120,605
2.125%, 12/31/21 (e)	111,000,000	109,001,133
2.125%, 12/31/22 (d)	20,000,000	19,497,656
2.500%, 03/31/23 (d)	46,500,000	46,035,000
2.750%, 04/30/23 (d)	80,000,000	80,078,125
2.750%, 05/31/23 (e)	40,000,000	40,050,000

		3,172,439,768

Total U.S. Treasury & Government Agencies (Cost $3,618,202,072)		3,575,906,857

Corporate Bonds & Notes—1.3%

Agriculture—0.1%
Philip Morris International, Inc. 6.375%, 05/16/38	5,000,000	6,042,916

Banks—0.9%
Bank of America Corp. 6.875%, 11/15/18	600,000	609,319
Bank of New York Mellon Corp. (The) 4.950%, 3M LIBOR + 3.420%, 06/20/20 (g)	6,800,000	6,944,500
Cooperatieve Rabobank UA 3.375%, 05/21/25	5,000,000	4,880,591
Credit Suisse AG 2.300%, 05/28/19	10,700,000	10,648,574
Goldman Sachs Group, Inc. (The) 3.541%, 3M LIBOR + 1.200%, 09/15/20 (g)	18,800,000	19,082,143
HSBC Holdings plc 5.250%, 03/14/44	3,000,000	3,049,757
HSBC USA, Inc. 2.965%, 3M LIBOR + 0.610%, 11/13/19 (g)	20,000,000	20,090,454
JPMorgan Chase & Co. 3.317%, 3M LIBOR + 0.955%, 01/23/20 (g)	20,000,000	20,239,809
6.125%, 3M LIBOR + 3.330%, 04/30/24 (g)	3,000,000	3,082,500
Mizuho Financial Group, Inc. 2.632%, 04/12/21 (144A)	5,200,000	5,077,220
PNC Bank N.A. 2.250%, 07/02/19	8,000,000	7,960,914
Wells Fargo & Co. 5.900%, 3M LIBOR + 3.110%, 06/15/24 (g)	8,600,000	8,632,250

		110,298,031

Biotechnology—0.0%
Amgen, Inc. 2.700%, 05/01/22	3,300,000	3,205,395

Security Description	Principal Amount*	Value

Diversified Financial Services—0.0%
American Express Credit Corp. 2.885%, 3M LIBOR + 0.550%, 03/18/19 (g)	5,000,000	$5,015,960

Electric—0.1%
Electricite de France S.A. 2.150%, 01/22/19 (144A)	6,200,000	6,181,268
Ohio Power Co. 5.375%, 10/01/21	949,000	1,010,733

		7,192,001

Insurance—0.0%
MassMutual Global Funding II 2.500%, 10/17/22 (144A)	4,000,000	3,866,305

Oil & Gas—0.1%
Gazprom OAO Via Gaz Capital S.A. 9.250%, 04/23/19 (144A)	4,200,000	4,378,500
Statoil ASA 2.450%, 01/17/23	5,400,000	5,207,422

		9,585,922

Pharmaceuticals—0.1%
Forest Laboratories LLC 4.875%, 02/15/21 (144A)	5,000,000	5,146,230

Software—0.0%
Microsoft Corp. 3.500%, 11/15/42	4,500,000	4,214,244

Telecommunications—0.0%
AT&T, Inc. 4.800%, 06/15/44	3,000,000	2,722,121

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	3,015,000	2,875,929

Total Corporate Bonds & Notes (Cost $165,127,555)		160,165,054

Mortgage-Backed Securities—0.2%

Commercial Mortgage-Backed Securities—0.2%
CSMC Trust 3.953%, 09/15/37 (144A)	20,000,000	20,180,416
JPMorgan Chase Commercial Mortgage Securities Trust 4.106%, 07/15/46 (144A)	7,013	7,006

Total Mortgage-Backed Securities (Cost $20,606,923)		20,187,422

Municipals—0.1%
Los Angeles Community College District, Build America Bond 6.750%, 08/01/49	400,000	582,408
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,845,000	1,959,519

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value

Municipals—(Continued)
University of California CA, Revenue 1.796%, 07/01/19	8,500,000	$8,435,910

Total Municipals (Cost $11,012,921)		10,977,837

Short-Term Investments—1.0%

Repurchase Agreements—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $4,630,275; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $4,726,393.	4,629,967	4,629,967
JPMorgan Chase Bank N.A. Repurchase Agreement dated 06/29/18 at 2.09%, due on 07/03/18 with a maturity value of $48,711,309; collateralized by U.S. Treasury Note at 1.875%, maturing 01/31/22, with a market value of $49,220,507.	48,700,000	48,700,000
Repurchase Agreement dated 06/29/18 at 2.190%, due on 07/02/18 with a maturity value of $35,006,388; collateralized by U.S. Treasury Note at 1.875%, maturing 01/31/22, with a market value of $35,423,994.	35,000,000	35,000,000
Repurchase Agreement dated 06/29/18 at 2.210%, due on 07/02/18 with a maturity value of $28,005,157; collateralized by U.S. Treasury Note at 2.625%, maturing 06/15/21, with a market value of $28,538,424.	28,000,000	28,000,000

Total Short-Term Investments (Cost $116,329,967)		116,329,967

Total Investments—102.0% (Cost $12,276,175,228)		12,184,419,515
Other assets and liabilities (net)—(2.0)%		(240,885,366)

Net Assets—100.0%		$11,943,534,149

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $204,854,020.
(f)	Principal amount of security is adjusted for inflation.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	Non-income producing security.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $44,836,945, which is 0.4% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation
JPY	20,900,000	GSC	07/03/18	USD	190,935	$2,162

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
S&P 500 Index E-Mini Futures	09/21/18	35,601	USD	4,844,584,080	$(105,142,383)
U.S. Treasury Note 5 Year Futures	09/28/18	3,302	USD	375,163,955	(328,379)

Net Unrealized Depreciation					$(105,470,762)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Glossary of Abbreviations

Counterparties

(GSC)—	Goldman Sachs & Co.

Currencies

(JPY)—	Japanese Yen
(USD)—	United States Dollar

Other Abbreviations

(CMO)—	Collateralized Mortgage Obligation
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$8,300,852,378	$—	$—	$8,300,852,378
Total U.S. Treasury & Government Agencies*	—	3,575,906,857	—	3,575,906,857
Total Corporate Bonds & Notes*	—	160,165,054	—	160,165,054
Total Mortgage-Backed Securities*	—	20,187,422	—	20,187,422
Total Municipals	—	10,977,837	—	10,977,837
Total Short-Term Investments*	—	116,329,967	—	116,329,967
Total Investments	$8,300,852,378	$3,883,567,137	$—	$12,184,419,515

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,162	$—	$2,162
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(105,470,762)	$—	$—	$(105,470,762)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a)	$3,883,567,137
Affiliated investments at value (b)	8,300,852,378
Cash denominated in foreign currencies (c)	400,618
Unrealized appreciation on forward foreign currency exchange contracts	2,162
Receivable for:
Affiliated investments sold	362,948
TBA securities sold	130,814,063
Fund shares sold	231,989
Interest	22,920,706
Variation margin on futures contracts	5,475,006

Total Assets	12,344,627,007
Liabilities
Cash collateral for TBAs	850,900
Payables for:
Investments purchased	48,700,000
TBA securities purchased	343,589,141
Fund shares redeemed	2,684,468
Accrued Expenses:
Management fees	2,352,796
Distribution and service fees	2,480,378
Deferred trustees’ fees	110,138
Other expenses	325,037

Total Liabilities	401,092,858

Net Assets	$11,943,534,149

Net Assets Consist of:
Paid in surplus	$11,621,293,050
Undistributed net investment income	193,343,521
Accumulated net realized gain	326,110,890
Unrealized depreciation on investments, affiliated investments, futures contracts and foreign currency transactions	(197,213,312)

Net Assets	$11,943,534,149

Net Assets
Class B	$11,943,534,149
Capital Shares Outstanding*
Class B	1,126,830,443
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.60

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,931,279,438.
(b)	Identified cost of affiliated investments was $8,344,895,790.
(c)	Identified cost of cash denominated in foreign currencies was $389,617.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends from affiliated investments	$177,406,340
Interest	47,077,560

Total investment income	224,483,900
Expenses
Management fees	14,516,940
Administration fees	65,762
Custodian and accounting fees	127,695
Distribution and service fees—Class B	15,126,661
Interest expense	172,992
Audit and tax services	21,193
Legal	20,198
Trustees’ fees and expenses	20,713
Shareholder reporting	33,297
Insurance	11,787
Miscellaneous	17,439

Total expenses	30,134,677
Less management fee waiver	(274,779)

Net expenses	29,859,898

Net Investment Income	194,624,002

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(39,747,406)
Affiliated investments	96,505,762
Futures contracts	173,936,228
Foreign currency transactions	2,041
Forward foreign currency transactions	(4,910)
Capital gain distributions from affiliated investments	191,373,432

Net realized gain	422,065,147

Net change in unrealized appreciation (depreciation) on:
Investments	(84,781,470)
Affiliated investments	(510,154,929)
Futures contracts	(150,809,126)
Foreign currency transactions	(15,387)
Forward foreign currency transactions	1,791

Net change in unrealized depreciation	(745,759,121)

Net realized and unrealized loss	(323,693,974)

Net Decrease in Net Assets From Operations	$(129,069,972)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$194,624,002	$182,732,304
Net realized gain	422,065,147	980,000,078
Net change in unrealized appreciation (depreciation)	(745,759,121)	821,335,146

Increase (decrease) in net assets from operations	(129,069,972)	1,984,067,528

From Distributions to Shareholders
Net investment income
Class B	(199,233,130)	(183,677,040)
Net realized capital gains
Class B	(1,023,611,032)	(584,335,197)

Total distributions	(1,222,844,162)	(768,012,237)

Increase in net assets from capital share transactions	828,314,489	285,937,750

Total increase (decrease) in net assets	(523,599,645)	1,501,993,041

Net Assets
Beginning of period	12,467,133,794	10,965,140,753

End of period	$11,943,534,149	$12,467,133,794

Undistributed net investment income
End of period	$193,343,521	$197,952,649

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	5,742,489	$67,824,318	21,530,419	$242,442,739
Reinvestments	114,071,284	1,222,844,162	69,692,581	768,012,237
Redemptions	(39,476,711)	(462,353,991)	(63,667,989)	(724,517,226)

Net increase	80,337,062	$828,314,489	27,555,011	$285,937,750

Increase derived from capital shares transactions		$828,314,489		$285,937,750

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.91		$10.76	$10.34	$11.70	$11.83	$10.68

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.18	0.16	0.24	0.18	0.19
Net realized and unrealized gain (loss) on investments	(0.29)		1.73	0.69	(0.68)	0.87	1.33

Total from investment operations	(0.10)		1.91	0.85	(0.44)	1.05	1.52

Less Distributions
Distributions from net investment income	(0.20)		(0.18)	(0.31)	(0.24)	(0.22)	(0.14)
Distributions from net realized capital gains	(1.01)		(0.58)	(0.12)	(0.68)	(0.96)	(0.23)

Total distributions	(1.21)		(0.76)	(0.43)	(0.92)	(1.18)	(0.37)

Net Asset Value, End of Period	$10.60		$11.91	$10.76	$10.34	$11.70	$11.83

Total Return (%) (b)	(1.01	)(c)	18.33	8.36	(4.09)	9.65	14.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.50	(e)	0.50	0.50	0.49	0.50	0.50
Gross ratio of expenses to average net assets excluding interest expense (%) (d)	0.50	(e)	0.50	0.50	0.49	0.50	0.50
Net ratio of expenses to average net assets (%) (d)(f)	0.49	(e)	0.50	0.49	0.49	0.50	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (d)(f)	0.49	(e)	0.49	0.49	0.49	0.50	0.50
Ratio of net investment income to average net assets (%) (g)	1.74	(e)	1.54	1.51	2.16	1.60	1.70
Portfolio turnover rate (%)	25	(c)(h)	32 (h)	17	20	13	13
Net assets, end of period (in millions)	$11,943.5		$12,467.1	$10,965.1	$10,470.1	$11,130.9	$9,709.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 14% and 8% for the six months ended June 30, 2018 and for the year ended December 31, 2017, respectively.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown gain (loss) adjustments, treasury roll adjustments, premium amortization adjustments and short term dividend reclasses from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had investments in repurchase agreements with a gross value of $116,329,967, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2018, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

For the six months ended June 30, 2018, the Portfolio had an outstanding secured borrowing transaction balance for 68 days. For the six months ended June 30, 2018, the Portfolio’s average amount of borrowings was $39,731,198 and the weighted average interest rate was 0.88% during the 68 day period. At June 30, 2018, the Portfolio had no outstanding borrowings.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts (a) (b)	$328,379
Equity			Unrealized depreciation on futures contracts (a) (b)	105,142,383
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$2,162

Total		$2,162		$105,470,762

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs & Co.	$2,162	$—	$—	$2,162

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(4,910)	$(4,910)
Futures contracts	39,140	173,897,088	—	173,936,228

	$39,140	$173,897,088	$(4,910)	$173,931,318

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$1,791	$1,791
Futures contracts	(328,379)	(150,480,747)	—	(150,809,126)

	$(328,379)	$(150,480,747)	$1,791	$(150,807,335)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$191,937
Futures contracts long	180,719,758

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,703,583,240	$619,587,773	$2,469,354,192	$548,957,693

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2018 were as follows:

Purchases	Sales
$1,352,765,093	$1,354,716,922

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by PIMCO) for the six months ended June 30, 2018	% per annum	Average Daily Net Assets of the Overlay Portion
$12,227,124	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the six months ended June 30, 2018	% per annum	Average Daily Net Assets of the Base Portion
$2,289,816	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Overlay Portion of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
Baillie Gifford International Stock Portfolio (Class A)	$322,752,128	$9,846,095	$(19,627,671)	$7,871,658	$(20,720,813)	$300,121,397
BlackRock Bond Income Portfolio (Class A)	814,891,426	67,402,705	(1,846,030)	(97,016)	(39,841,362)	840,509,723
BlackRock Capital Appreciation Portfolio (Class A)	64,784,117	6,837,336	(21,181,796)	8,868,103	(7,258,761)	52,048,999
BlackRock High Yield Portfolio (Class A)	121,191,207	6,235,263	(1,052,297)	(58,590)	(5,506,329)	120,809,254
Brighthouse Small Cap Value Portfolio (Class A)	127,863,012	11,316,442	(7,873,987)	1,026,687	(5,845,882)	126,486,272
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	178,932,169	5,931,126	(10,716,662)	2,251,946	(24,763,350)	151,635,229
Brighthouse/Artisan International Portfolio (Class A)	255,291,434	4,306,263	(19,115,372)	2,779,664	(10,626,881)	232,635,108
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	191,477,535	10,640,940	(12,563,963)	3,838,308	(11,951,831)	181,440,989
Brighthouse/Dimensional International Small Company Portfolio (Class A)	182,100,802	15,696,579	(14,749,306)	1,121,320	(21,429,835)	162,739,560
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	175,519,441	12,583,384	(4,174,578)	164,759	(3,068,675)	181,024,331
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	290,563,100	18,964,167	(2,326,796)	(117,237)	(5,516,936)	301,566,298
Brighthouse/Templeton International Bond Portfolio (Class A)	287,142,956	11,897,373	(2,483,009)	(467,512)	(2,859,406)	293,230,402
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	64,326,332	4,247,369	(6,081,237)	(1,228,509)	(1,929,908)	59,334,047
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	64,144,519	7,574,736	(6,022,254)	1,257,910	(6,729,199)	60,225,712
Clarion Global Real Estate Portfolio (Class A)	109,393,386	7,995,223	—	—	(8,507,048)	108,881,561
ClearBridge Aggressive Growth Portfolio (Class A)	63,261,786	2,184,752	(24,590,707)	13,292,317	(12,613,654)	41,534,494
Frontier Mid Cap Growth Portfolio (Class A)	166,327,305	17,316,521	(17,037,112)	1,897,801	(12,512,190)	155,992,325
Harris Oakmark International Portfolio (Class A)	445,707,144	34,001,592	(24,650,619)	7,846,053	(62,324,548)	400,579,622
Invesco Comstock Portfolio (Class A)	65,424,339	3,326,861	(26,306,462)	10,188,983	(13,164,956)	39,468,765
Invesco Small Cap Growth Portfolio (Class A)	97,473,308	24,837,593	(13,450,353)	(85,140)	(3,567,783)	105,207,625
Jennison Growth Portfolio (Class A)	77,176,499	9,493,455	(22,483,088)	7,088,492	(7,831,272)	63,444,086
JPMorgan Core Bond Portfolio (Class A)	582,324,704	47,049,351	(2,250,142)	(94,691)	(26,249,469)	600,779,753

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of June 30, 2018
JPMorgan Small Cap Value Portfolio (Class A)	$92,828,841	$19,251,061	$(4,955,409)	$683,484	$(2,336,181)	$105,471,796
MFS Research International Portfolio (Class A)	322,693,173	6,449,078	(24,424,183)	5,642,171	(15,942,972)	294,417,267
MFS Value Portfolio (Class A)	64,203,837	3,930,978	(11,710,666)	2,322,122	(8,522,334)	50,223,937
Morgan Stanley Mid Cap Growth Portfolio (Class A)	64,420,914	11,087,224	(17,069,720)	5,513,068	(3,035,387)	60,916,099
Neuberger Berman Genesis Portfolio (Class A)	90,280,524	10,642,235	(9,558,635)	4,954,046	(11,694,693)	84,623,477
Oppenheimer Global Equity Portfolio (Class A)	130,216,909	13,034,326	(12,175,183)	3,353,281	(13,132,058)	121,297,275
PIMCO Inflation Protected Bond Portfolio (Class A)	235,065,418	13,271,150	(1,365,709)	(251,427)	(4,793,502)	241,925,930
PIMCO Total Return Portfolio (Class A)	639,298,992	43,252,760	(2,226,363)	(204,068)	(19,216,793)	660,904,528
T. Rowe Price Large Cap Value Portfolio (Class A)	64,270,659	4,588,777	(23,945,185)	5,113,532	(10,305,891)	39,721,892
T. Rowe Price Mid Cap Growth Portfolio (Class A)	125,845,362	15,915,550	(11,584,365)	1,187,384	(10,919,499)	120,444,432
T. Rowe Price Small Cap Growth Portfolio (Class A)	129,447,406	13,667,006	(14,968,287)	5,000,408	(5,756,751)	127,389,782
TCW Core Fixed Income Portfolio (Class A)	641,193,405	48,454,857	(2,226,305)	14,226	(25,941,570)	661,494,613
Van Eck Global Natural Resources Portfolio (Class A)	185,969,152	550,393	(23,529,956)	(3,856,942)	3,215,830	162,348,477
Wells Capital Management Mid Cap Value Portfolio (Class A)	189,008,107	17,837,328	(4,458,040)	(222,463)	(21,621,108)	180,543,824
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	392,970,377	28,136,824	(413,891)	30,477	(32,814,882)	387,908,905
Western Asset Management U.S. Government Portfolio (Class A)	406,813,833	29,833,101	(2,486,449)	(118,843)	(12,517,050)	421,524,592

	$8,522,595,558	$619,587,774	$(427,681,787)	$96,505,762	$(510,154,929)	$8,300,852,378

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
Baillie Gifford International Stock Portfolio (Class A)	$—	$3,510,079	23,355,751
BlackRock Bond Income Portfolio (Class A)	—	28,311,659	8,249,997
BlackRock Capital Appreciation Portfolio (Class A)	6,741,032	63,605	1,199,839
BlackRock High Yield Portfolio (Class A)	—	6,178,284	16,150,970
Brighthouse Small Cap Value Portfolio (Class A)	6,661,144	1,594,307	7,731,435
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	4,576,391	15,347,695
Brighthouse/Artisan International Portfolio (Class A)	—	3,548,999	21,441,024
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	9,514,228	1,126,712	733,777
Brighthouse/Dimensional International Small Company Portfolio (Class A)	11,299,349	4,397,230	12,054,782
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	6,948,062	17,799,836
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	6,137,637	31,945,582
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	29,411,274
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	3,194,587	1,052,782	1,942,195
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	6,948,392	626,344	4,147,776
Clarion Global Real Estate Portfolio (Class A)	—	6,552,900	9,476,202
ClearBridge Aggressive Growth Portfolio (Class A)	1,852,693	328,566	2,235,441
Frontier Mid Cap Growth Portfolio (Class A)	17,087,869	—	4,367,086
Harris Oakmark International Portfolio (Class A)	16,472,820	7,840,551	27,102,816
Invesco Comstock Portfolio (Class A)	2,933,019	345,909	2,613,826
Invesco Small Cap Growth Portfolio (Class A)	12,582,786	—	7,004,502
Jennison Growth Portfolio (Class A)	9,188,275	216,672	3,921,143
JPMorgan Core Bond Portfolio (Class A)	—	17,871,347	60,992,868
JPMorgan Small Cap Value Portfolio (Class A)	5,925,395	1,352,908	6,075,564
MFS Research International Portfolio (Class A)	—	6,421,779	23,858,774
MFS Value Portfolio (Class A)	3,174,900	756,078	3,398,101
Morgan Stanley Mid Cap Growth Portfolio (Class A)	10,713,070	—	2,949,932
Neuberger Berman Genesis Portfolio (Class A)	10,333,376	296,168	4,070,393
Oppenheimer Global Equity Portfolio (Class A)	11,216,981	1,485,271	5,062,491
PIMCO Inflation Protected Bond Portfolio (Class A)	—	4,390,767	24,812,916
PIMCO Total Return Portfolio (Class A)	—	10,425,157	58,851,694
T. Rowe Price Large Cap Value Portfolio (Class A)	3,732,115	800,544	1,270,694
T. Rowe Price Mid Cap Growth Portfolio (Class A)	15,898,574	—	11,039,820
T. Rowe Price Small Cap Growth Portfolio (Class A)	10,306,077	149,854	5,201,706
TCW Core Fixed Income Portfolio (Class A)	—	16,934,750	67,361,977
Van Eck Global Natural Resources Portfolio (Class A)	—	272,913	15,186,948
Wells Capital Management Mid Cap Value Portfolio (Class A)	15,596,750	2,240,578	16,105,604
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	20,920,281	30,329,078
Western Asset Management U.S. Government Portfolio (Class A)	—	9,731,256	37,303,061

	$191,373,432	$177,406,340

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$12,329,146,002

Gross unrealized appreciation	364,183,525
Gross unrealized depreciation	(569,687,521)

Net unrealized appreciation (depreciation)	$(205,503,996)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$358,271,149	$307,728,453	$409,741,088	$119,120,691	$768,012,237	$426,849,144

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$566,920,668	$654,089,881	$453,257,672	$—	$1,674,268,221

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the Brighthouse Small Cap Value Portfolio returned 2.74% and 2.56%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 5.44%.

MARKET ENVIRONMENT / CONDITIONS

During the review period, small-cap stocks outperformed both mid-cap stocks and large-cap stocks. The small-cap Russell 2000 Index appreciated by 7.66%, while the Russell Midcap Index gained 2.35% and the large-cap Russell 1000 Index advanced 2.85%. Small-cap value companies underperformed small-cap growth companies over five of the six months included in the review period as the Russell 2000 Growth Index appreciated by a total of 9.70% over the full review period.

At its June meeting, the Federal Open Market Committee (the “FOMC”) increased the federal funds rate by 25 basis points to a new target range of 1.75% to 2.00%. Inflation, as measured by the Core U.S. Consumer Price Index for all items excluding food and energy, rose 2.3% for the 12 months ended June 30, 2018, which was slightly above the FOMC’s 2% objective. The market had been preparing over a number of months to feel the effects from U.S. and China tariffs. The U.S. has imposed about $200 billion in tariffs on goods from China, most of which are consumer products which could quickly impact the consumer’s wallet. The first quarter gross domestic product (“GDP”) growth rate was 2.0% and the unemployment rate remained low, rising off of an 18-year low by 20 basis points to 4.0% in June. The Conference Board Consumer Confidence Index (1985=100, SA) continued to measure above 100 with a June survey of 126.4. This was the Index’s 23rd consecutive month above 100, which seems to be a positive sign for the strength of the U.S. economy.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Brighthouse Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio assets.

The following commentary was provided by Delaware Investments Fund Advisers.

The Portfolio sleeve underperformed the Russell 2000 Value Index during the review period. Underperformance was a result of stock selection in the Industrials, Information Technology, and Materials sectors of the Portfolio.

Stock selection in the Information Technology sector detracted. Shares of CommScope Holding Co., Inc. detracted from relative performance. In April, the company cut its full-year profitability expectations which led to a drop in stock price. The company announced that it was facing unanticipated price pressure from several major North American telecommunications operators. We maintained the Portfolio’s position in CommScope Holding—we believe the company has a strong position in both wireless infrastructure and fiber and copper connectivity products, along with global scale in manufacturing and distribution.

MaxLinear, Inc. is a semiconductor company with a business focus on solutions for the connected home, wireless network infrastructure, and data centers. Shares of MaxLinear detracted as the company reported mixed earnings results and reduced forward guidance. MaxLinear has been transitioning away from its connected home business to increase its faster growing wireless network infrastructure business. The company’s legacy businesses impacted revenue; however, these are now noncore businesses and MaxLinear is working towards a more favorable product mix with better margins. In the second half of 2018, MaxLinear will release a number of new products in faster growing segments.

In the Materials sector, stock selection detracted as shares of Berry Global Group, Inc., a plastic packaging and specialty materials company, declined after reporting rising costs and an implicit guidance cut that was announced during the company’s fiscal second quarter earnings release. Berry Global Group reported rising plastic input costs as well as freight costs, which the company is actively working to cover through contractual provisions and active price nominations. Due to timing issues related to pass-through provisions, the company’s operating fiscal year 2018 earnings before interest, taxes, depreciation, and amortization (EBITDA) guidance was lowered by $10 million. The Portfolio’s position in Olin Corp. also detracted. Olin Corp. is a commodity chemical company that primarily produces chlorine, caustic soda, epoxy, and derivative chlorine products. Shares of Olin declined after reporting weaker-than-expected earnings. We remain positive on Olin as we think the company has strong fundamentals in its core chlor alkali business.

Stock selection in the Industrials sector detracted. Within the benchmark, companies in the professional services industry contributed and the Portfolio does not own any companies in that industry. The Portfolio’s holdings in the machinery industry sold off after outperforming in 2017.

Contributing to performance over the period was stock selection in the Financials sector. Webster Financial Corp. is a regional bank with 163 locations in Connecticut, Massachusetts, Rhode Island, and New York. Shares of Webster Financial contributed as the company has been able to grow net interest margin at a faster rate than its peers. The company is a leading national provider of health savings accounts, which are tax-advantaged medical savings accounts available to U.S. taxpayers. The funding costs associated with health savings accounts have not increased to the same extent as general bank deposits, which are driven by increases in the federal funds rate.

Validus Holdings, Ltd. is an insurance holding company with subsidiaries that offer global reinsurance and specialty insurance products. Shares of Validus Holdings contributed as the company

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, Inc.

Portfolio Manager Commentary*—(Continued)

announced it signed an agreement to be acquired by a larger competitor, American International Group, for $5.4 billion in cash. We sold the Portfolio’s position in Validus Holdings before the end of the review period.

A few other companies outside the Financials sector also contributed to performance. Andeavor is a refiner and marketer of petroleum products with operations primarily on the U.S. West Coast and in the mid-continent area. Andeavor’s stock gained on news that the company agreed to be acquired by Marathon Petroleum Corp. for a combination of stock and cash. We sold the Portfolio’s position in Andeavor shortly after the acquisition was announced, which was prior to the end of the review period.

Shares of drive-in restaurant chain Sonic Corp. rose after reporting improving same-store sales. The company’s fundamentals continue to improve, as does its free cash flow, which is the hallmark of our process.

KapStone Paper and Packaging Corp. is a manufacturer and distributor of containerboard and specialty paper products. The company announced it had entered into a definitive merger agreement with a larger containerboard competitor, WestRock, at $35.00 per share, a roughly 32% premium to the company’s prior closing price. We exited the Portfolio’s position in KapStone Paper and Packaging prior to the end of the review period as we felt the deal fully valued the company and we did not believe there would be a competing bid.

The Portfolio ended the review period with no companies in the Telecommunication Services sector. The Portfolio remained overweight some of the more cyclical sectors which continued to generate attractive free cash flow. The most significant overweights were in the Industrials and Materials sectors, followed by Information Technology. The Portfolio’s largest underweight sectors were Consumer Staples, Real Estate, and Utilities. The Real Estate and Utilities sectors remained less attractive relative to the available investment opportunities in other areas of the market.

Christopher S. Beck

Steven G. Catricks

Kent P. Madden

Kelly A. McKee

Portfolio Managers

Delaware Investments Fund Advisers

The following commentary was provided by Wells Capital Management, Inc.

Over the past 18 months, there has been a significant tailwind for momentum-based, higher beta strategies, which does not align well with our approach. As a result, the Portfolio underperformed the Russell 2000 Value Index over the trailing six-month period. Our disciplined reward-to-risk valuation process often dictates that we sell into strength as valuations become less compelling and reinvest into stocks that offer a more attractive reward-to-risk opportunity. This preference for momentum investing has presented a general market disdain for stocks that are going through current controversies such as management changes, strategic direction changes, pricing resets, cycle pressures, regulatory uncertainty, etc. We do not shy away from these conflicts if we believe that the issue is temporary in nature and ultimately fixable over a three-year time horizon, especially if that conflict is presenting a unique reward-to-risk valuation opportunity. These types of situations can create periods of short-term underperformance, but we steadfastly believe we will be rewarded for our disciplined process and patience in the long run.

For the trailing six-month period ending June 30, 2018, both relative weighting differences and stock selection drove the Portfolio sleeve’s relative underperformance. Stock selection in Health Care and Financials as well as the combined overweight and selection within Materials were the largest detractors from relative performance. On the positive side, stock selection within Consumer Discretionary, Real Estate, and Information Technology contributed to relative performance.

Security selection in the Health Care sector detracted from performance. Within the sector, Patterson Companies, Inc. is a distributor of dental and animal health consumables and equipment. The company has faced challenges primarily as a result of the aggressive stance Patterson’s management took to break into the corporate account market, including restructuring its sales force and subsequently opening the door for its largest competitor to poach sales people and market share. Talk of Amazon.com, Inc., making a material push in the dental distribution market also has pressured the stock. Clearly investors’ patience has been tested over the past year, and the Portfolio’s current weight reflects our own level of disappointment. However, we believe the current valuation reflects many of these issues, and a new management team with improved operating efficiency initiatives should provide a more favorable outlook going forward.

Within the Financials sector, ProAssurance Corp., a medical malpractice and workers’ compensation insurance underwriter, was the largest detractor to performance. In the recent quarters, the profitability of the workers’ compensation portion of their business has fallen as regulators moderated the allowable profitability after a recent run of strong performance. Our interest in the company is not around near-term profits but rather in the underwriting history of the company that has led to a very strong reserve position. This strong balance sheet, in combination with a current practice of writing less insurance than its balance sheet and credit rating agencies would allow, means it is likely under-earning and undervalued, in our opinion. The company has a long track record of returning money back to shareholders through regular and special dividends supplemented by acquisitions. We are content to watch this company manage through near-term dynamics while compounding value over a long-term investment horizon.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, Inc.

Portfolio Manager Commentary*—(Continued)

The Materials sector has faced pressure thus far in 2018 due to concerns over rising input costs for many companies within the sector. As a result, performance of the Portfolio was hindered by its meaningful overweight to this challenged sector along with weak relative stock selection. Neenah, Inc., a producer of technical products, fine paper and packaging products, was a detractor from performance. The stock was weaker in the period due to increasing input costs (pulp and transportation) and a delay in new transportation filtration capacity additions due to longer than expected qualification times. We see an attractive reward-to-risk opportunity and believe that the near-term challenges are not a factor in the long-term free cash flow power of the company. Neenah has already raised prices and is exploring ways to pass through increased shipping costs to customers and we see pulp prices stabilizing in the second half of 2018. We see free cash flow increasing as capital expenditures normalize following the completion of a recent filtration project. Neenah should continue to benefit from its reallocation of capital and its strategic focus on the higher margin fine papers and technical products business, as well as its cost-reduction initiatives and synergies from recent acquisitions.

Security selection in the Consumer Discretionary sector was a positive contributor to performance. Within the sector, Dine Brands Global, Inc., a full-service restaurant operator known for its IHOP and Applebee’s brands, was the largest contributor. The stock had faced significant pressure in 2017 following some poor execution at Applebee’s. We stuck with the stock as we believed the company would be able to weather the storm and protect its dividend by utilizing its balance sheet strength and the stable cash flows the IHOP business was producing. The stock has seen a significant rebound off the 2017 lows as they have brought on new management and are seeing same store sales comparisons improve. We have adjusted position sizing some to reflect current reward-to-risk levels, but we still see compelling value in the stock.

Within the real estate sector, Gramercy Property Trust, the commercial real estate manager added to relative performance as it agreed to be acquired by Blackstone in an all-cash transaction. After successfully completing a transition from an office-oriented real estate investment trust (“REIT”) portfolio to a lower-cap-rate industrial REIT portfolio, the stock became attractive to potential acquirers and contributed to the Portfolio’s relative performance. We sold the Gramercy position from the Portfolio during the period as a result of the transaction.

Within the Information Technology sector, DST Systems, Inc. (“DST”), a provider of information processing and servicing solutions to the financial services and health care services markets, contributed to relative performance. We had long been attracted to DST’s underappreciated balance sheet flexibility as we believed the company could monetize noncore assets that were not being valued properly and use the proceeds to buy back stock, grow its dividend, and make strategic acquisitions. DST received a proposal in January to be acquired by SS&C Technologies Holdings, Inc., for $5.4 billion in cash. We sold the Portfolio’s position in DST over the period as a result of the transaction.

As of June 30, 2018, the Portfolio was highly diversified across sectors and industries, with the goal being to own companies that present to us the best opportunity to deliver alpha over the next 3 to 5 years, while at the same time ensuring relative protection of capital in times of market stress. At period-end, the Portfolio’s largest overweights were in the Industrial and Materials sectors. Within Industrials, the Portfolio owns an eclectic group of names that we believe to possess strong competitive advantages, sustainable free cash flow and flexible balance sheets. In Materials, the overweight is primarily due to opportunities we have found in the containers and packaging industry as well as the specialty chemical industry. The Portfolio’s largest underweights were in the Real Estate and Financials sectors. The portfolio’s underweight to Real Estate was driven by our bottom-up reward-to-risk analysis and the lack of compelling opportunities within the sector. Within Financials, the underweight is primarily to Banks, where many of the stocks do not meet our strict criteria of having to possess long-term competitive advantages.

James Tringas

Bryant VanCronkhite

Robert Rifkin

Portfolio Managers

Wells Capital Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Brighthouse Small Cap Value Portfolio
Class A	2.74	12.46	11.63	8.40
Class B	2.56	12.15	11.34	8.13
Russell 2000 Value Index	5.44	13.10	11.18	9.88

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Hancock Holding Co.	1.5
East West Bancorp, Inc.	1.4
Neenah, Inc.	1.3
Simpson Manufacturing Co., Inc.	1.2
First Citizens BancShares, Inc.- Class A	1.2
UMB Financial Corp.	1.1
Innospec, Inc.	1.1
Dine Brands Global, Inc.	1.1
Mueller Industries, Inc.	1.1
Webster Financial Corp.	1.0

Top Sectors

% of Net Assets
Financials	23.6
Industrials	19.7
Materials	12.1
Consumer Discretionary	10.9
Information Technology	10.9
Energy	5.9
Real Estate	5.4
Consumer Staples	4.5
Utilities	3.3
Health Care	3.0

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.77%	$1,000.00	$1,027.40	$3.87
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class B (a)	Actual	1.02%	$1,000.00	$1,025.60	$5.12
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
KLX, Inc. (a)	54,100	$3,889,790

Auto Components—0.5%
Standard Motor Products, Inc.	35,100	1,696,734
Tenneco, Inc.	72,000	3,165,120

		4,861,854

Banks—16.1%
Associated Banc-Corp.	286,622	7,824,781
Bank of Hawaii Corp.	77,500	6,465,050
Bank of NT Butterfield & Son, Ltd. (The)	29,200	1,335,024
Boston Private Financial Holdings, Inc.	246,000	3,911,400
Community Bank System, Inc. (b)	90,100	5,322,207
East West Bancorp, Inc.	227,100	14,806,920
First Citizens BancShares, Inc. - Class A	31,451	12,684,188
First Financial Bancorp	214,700	6,580,555
First Interstate BancSystem, Inc. - Class A	110,600	4,667,320
First Midwest Bancorp, Inc.	215,700	5,493,879
FNB Corp.	225,000	3,019,500
Fulton Financial Corp. (b)	110,117	1,816,930
Great Western Bancorp, Inc.	171,000	7,180,290
Hancock Holding Co.	332,229	15,498,483
Iberiabank Corp.	75,038	5,687,880
NBT Bancorp, Inc.	111,200	4,242,280
Prosperity Bancshares, Inc.	75,200	5,140,672
Renasant Corp.	193,563	8,810,988
S&T Bancorp, Inc.	87,200	3,770,528
South State Corp. (b)	46,691	4,027,099
UMB Financial Corp. (b)	156,440	11,925,421
Umpqua Holdings Corp.	290,900	6,571,431
Valley National Bancorp (b)	453,900	5,519,424
Webster Financial Corp.	168,300	10,720,710
WesBanco, Inc.	112,000	5,044,480

		168,067,440

Beverages—0.5%
Cott Corp.	301,891	4,996,296

Building Products—3.1%
CSW Industrials, Inc. (a) (b)	158,253	8,363,671
Griffon Corp. (b)	76,513	1,361,931
Quanex Building Products Corp. (b)	138,208	2,480,834
Simpson Manufacturing Co., Inc. (b)	208,513	12,967,424
USG Corp. (a)	158,100	6,817,272

		31,991,132

Capital Markets—2.9%
Apollo Investment Corp.	551,424	3,071,432
Artisan Partners Asset Management, Inc. - Class A	193,442	5,832,276
Legg Mason, Inc. (b)	92,900	3,226,417
Main Street Capital Corp. (b)	71,300	2,713,678
New Mountain Finance Corp. (b)	235,521	3,203,086
Stifel Financial Corp.	116,000	6,061,000
Westwood Holdings Group, Inc.	101,125	6,020,982

		30,128,871

Chemicals—7.2%
A. Schulman, Inc.	136,107	6,056,762
HB Fuller Co.	130,200	6,989,136
Innophos Holdings, Inc.	30,807	1,466,413
Innospec, Inc. (b)	154,524	11,828,812
KMG Chemicals, Inc.	120,385	8,882,005
Minerals Technologies, Inc.	36,089	2,719,306
Olin Corp.	295,700	8,492,504
PolyOne Corp. (b)	71,287	3,081,024
PQ Group Holdings, Inc. (a)	137,000	2,466,000
Quaker Chemical Corp. (b)	24,618	3,812,590
Scotts Miracle-Gro Co. (The) (b)	34,000	2,827,440
Sensient Technologies Corp. (b)	93,849	6,714,896
Trinseo S.A.	108,000	7,662,600
Venator Materials plc (a)	146,300	2,393,468

		75,392,956

Commercial Services & Supplies—4.1%
ABM Industries, Inc.	48,386	1,411,903
ACCO Brands Corp.	352,370	4,880,325
Brady Corp. - Class A	157,049	6,054,239
Deluxe Corp. (b)	154,197	10,209,383
Ennis, Inc.	331,676	6,749,607
Knoll, Inc.	155,952	3,245,361
LSC Communications, Inc.	78,767	1,233,491
UniFirst Corp.	21,200	3,750,280
Viad Corp.	88,212	4,785,501

		42,320,090

Communications Equipment—1.4%
CommScope Holding Co., Inc. (a) (b)	168,390	4,917,830
NETGEAR, Inc. (a) (b)	65,969	4,123,063
NetScout Systems, Inc. (a) (b)	123,290	3,661,713
Viavi Solutions, Inc. (a)	223,700	2,290,688

		14,993,294

Construction & Engineering—1.4%
MasTec, Inc. (a)	207,675	10,539,506
Primoris Services Corp.	145,700	3,967,411

		14,506,917

Construction Materials—1.0%
Eagle Materials, Inc.	96,873	10,168,759

Containers & Packaging—1.5%
Berry Global Group, Inc. (a)	175,703	8,071,796
Silgan Holdings, Inc. (b)	303,719	8,148,781

		16,220,577

Distributors—0.2%
Core-Mark Holding Co., Inc. (b)	78,199	1,775,117

Diversified Consumer Services—0.3%
Liberty Tax, Inc.	70,299	567,664
Service Corp. International	87,600	3,135,204

		3,702,868

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—0.1%
Consolidated Communications Holdings, Inc. (b)	118,923	$1,469,888

Electric Utilities—2.3%
ALLETE, Inc.	48,700	3,769,867
El Paso Electric Co.	73,800	4,361,580
Hawaiian Electric Industries, Inc. (b)	272,721	9,354,330
IDACORP, Inc.	73,933	6,819,580

		24,305,357

Electrical Equipment—1.5%
Atkore International Group, Inc. (a) (b)	442,790	9,196,748
EnerSys (b)	88,884	6,634,302

		15,831,050

Electronic Equipment, Instruments & Components—4.2%
AVX Corp.	211,179	3,309,175
Badger Meter, Inc. (b)	64,108	2,865,628
Belden, Inc. (b)	147,444	9,011,777
Coherent, Inc. (a) (b)	23,515	3,678,216
Novanta, Inc. (a)	87,187	5,431,750
Orbotech, Ltd. (a)	85,607	5,290,513
Tech Data Corp. (a)	53,376	4,383,237
TTM Technologies, Inc. (a)	181,376	3,197,659
Vishay Intertechnology, Inc. (b)	270,500	6,275,600

		43,443,555

Energy Equipment & Services—2.8%
C&J Energy Services, Inc. (a) (b)	110,280	2,602,608
Dril-Quip, Inc. (a) (b)	54,900	2,821,860
Forum Energy Technologies, Inc. (a) (b)	77,248	954,013
Helix Energy Solutions Group, Inc. (a)	344,500	2,869,685
Oil States International, Inc. (a) (b)	110,489	3,546,697
Patterson-UTI Energy, Inc.	568,284	10,229,112
Rowan Cos. plc - Class A (a)	262,800	4,262,616
TETRA Technologies, Inc. (a)	524,344	2,333,331

		29,619,922

Equity Real Estate Investment Trusts—5.4%
Acadia Realty Trust (b)	86,778	2,375,114
Brandywine Realty Trust (b)	342,300	5,778,024
Education Realty Trust, Inc.	63,767	2,646,331
Healthcare Realty Trust, Inc.	133,100	3,870,548
Highwoods Properties, Inc.	110,300	5,595,519
LaSalle Hotel Properties	180,727	6,186,285
Lexington Realty Trust	439,000	3,832,470
Life Storage, Inc.	42,700	4,155,137
Outfront Media, Inc.	263,200	5,119,240
Ramco-Gershenson Properties Trust	234,600	3,099,066
Summit Hotel Properties, Inc.	270,600	3,872,286
Washington Real Estate Investment Trust	319,789	9,699,200

		56,229,220

Food & Staples Retailing—0.2%
SUPERVALU, Inc. (a) (b)	91,752	1,882,751

Food Products—2.2%
Hostess Brands, Inc. (a) (b)	158,781	2,159,422
J&J Snack Foods Corp.	25,500	3,887,985
Nomad Foods, Ltd. (a)	461,723	8,860,464
Pinnacle Foods, Inc.	58,900	3,832,034
TreeHouse Foods, Inc. (a) (b)	85,710	4,500,632

		23,240,537

Gas Utilities—0.5%
Southwest Gas Holdings, Inc.	70,400	5,369,408

Health Care Equipment & Supplies—1.5%
Avanos Medical, Inc. (a)	82,200	4,705,950
Haemonetics Corp. (a)	27,900	2,502,072
STERIS plc	63,000	6,615,630
Teleflex, Inc.	4,500	1,206,945
Varex Imaging Corp. (a) (b)	27,166	1,007,587

		16,038,184

Health Care Providers & Services—0.3%
Hanger, Inc. (a)	90,423	1,533,574
Patterson Cos., Inc. (b)	58,078	1,316,628

		2,850,202

Hotels, Restaurants & Leisure—4.4%
Cheesecake Factory, Inc. (The) (b)	69,200	3,810,152
Choice Hotels International, Inc.	67,100	5,072,760
Denny’s Corp. (a)	565,847	9,013,943
Dine Brands Global, Inc. (b)	156,333	11,693,708
International Speedway Corp. - Class A	83,600	3,736,920
Sonic Corp. (b)	103,100	3,548,702
Texas Roadhouse, Inc.	40,700	2,666,257
Wendy’s Co. (The) (b)	348,004	5,978,709

		45,521,151

Household Durables—1.4%
Dixie Group, Inc. (The) (a)	194,365	447,040
Helen of Troy, Ltd. (a) (b)	82,114	8,084,123
Meritage Homes Corp. (a)	137,800	6,056,310

		14,587,473

Household Products—1.4%
Central Garden and Pet Co. (a) (b)	136,065	5,916,106
Central Garden and Pet Co. - Class A (a)	14,527	587,908
HRG Group, Inc. (a)	652,327	8,538,960

		15,042,974

Insurance—4.1%
American Equity Investment Life Holding Co.	198,600	7,149,600
Aspen Insurance Holdings, Ltd.	118,187	4,810,211
Hanover Insurance Group, Inc. (The)	58,500	6,994,260
ProAssurance Corp.	145,094	5,143,582
Selective Insurance Group, Inc.	154,300	8,486,500
Stewart Information Services Corp.	140,012	6,030,317
Validus Holdings, Ltd.	54,914	3,712,186

		42,326,656

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—1.0%
Conduent, Inc. (a) (b)	195,864	$3,558,849
MAXIMUS, Inc.	35,299	2,192,421
Sykes Enterprises, Inc. (a)	165,716	4,769,306

		10,520,576

Life Sciences Tools & Services—0.2%
Cambrex Corp. (a) (b)	34,578	1,808,429

Machinery—6.9%
Altra Industrial Motion Corp.	93,900	4,047,090
Barnes Group, Inc.	76,000	4,476,400
Douglas Dynamics, Inc. (b)	160,157	7,687,536
EnPro Industries, Inc.	45,200	3,161,740
Franklin Electric Co., Inc. (b)	206,249	9,301,830
Global Brass & Copper Holdings, Inc.	175,508	5,502,176
Hillenbrand, Inc.	133,950	6,315,742
ITT, Inc.	183,500	9,591,545
Kadant, Inc. (b)	63,750	6,129,563
Mueller Industries, Inc.	395,944	11,684,307
NN, Inc. (b)	73,244	1,384,312
Rexnord Corp. (a) (b)	84,900	2,467,194

		71,749,435

Marine—0.2%
Kirby Corp. (a)	29,000	2,424,400

Media—2.0%
AH Belo Corp. - Class A	433,328	2,036,642
Cable One, Inc.	6,300	4,619,727
Cinemark Holdings, Inc.	107,300	3,764,084
Gannett Co., Inc.	256,102	2,740,291
Meredith Corp. (b)	64,500	3,289,500
New Media Investment Group, Inc. (b)	238,310	4,403,969

		20,854,213

Metals & Mining—0.4%
Compass Minerals International, Inc. (b)	72,898	4,793,044

Mortgage Real Estate Investment Trusts—0.4%
Apollo Commercial Real Estate Finance, Inc. (b)	216,481	3,957,273

Multi-Utilities—0.5%
Black Hills Corp. (b)	78,900	4,829,469

Oil, Gas & Consumable Fuels—3.0%
Callon Petroleum Co. (a) (b)	69,485	746,269
Delek U.S. Holdings, Inc.	101,000	5,067,170
Oasis Petroleum, Inc. (a)	357,900	4,641,963
Penn Virginia Corp. (a) (b)	16,014	1,359,429
QEP Resources, Inc. (a) (b)	421,782	5,171,047
SM Energy Co. (b)	226,700	5,823,923
Whiting Petroleum Corp. (a) (b)	51,499	2,715,027
WPX Energy, Inc. (a)	325,109	5,861,715

		31,386,543

Paper & Forest Products—1.9%
Neenah, Inc. (b)	158,249	13,427,428
Schweitzer-Mauduit International, Inc. (b)	139,007	6,077,386

		19,504,814

Personal Products—0.1%
Edgewell Personal Care Co. (a) (b)	27,502	1,387,751

Pharmaceuticals—1.1%
Catalent, Inc. (a)	89,200	3,736,588
Innoviva, Inc. (a)	148,753	2,052,791
Prestige Brands Holdings, Inc. (a) (b)	138,497	5,315,515

		11,104,894

Professional Services—0.3%
Korn/Ferry International	47,866	2,964,341

Road & Rail—0.8%
Saia, Inc. (a)	37,500	3,031,875
Werner Enterprises, Inc. (b)	134,900	5,065,495

		8,097,370

Semiconductors & Semiconductor Equipment—2.0%
Cirrus Logic, Inc. (a)	62,600	2,399,458
DSP Group, Inc. (a)	155,208	1,932,340
MaxLinear, Inc. (a) (b)	123,800	1,930,042
ON Semiconductor Corp. (a)	241,700	5,374,199
Teradyne, Inc.	154,000	5,862,780
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a) (b)	176,400	3,882,564

		21,381,383

Software—1.3%
PTC, Inc. (a)	37,500	3,517,875
Synopsys, Inc. (a)	115,200	9,857,664

		13,375,539

Specialty Retail—0.7%
Asbury Automotive Group, Inc. (a)	31,900	2,186,745
Buckle, Inc. (The) (b)	93,550	2,516,495
Caleres, Inc.	60,100	2,066,839
Christopher & Banks Corp. (a) (b)	447,352	420,511

		7,190,590

Technology Hardware, Storage & Peripherals—0.9%
GlassBridge Enterprises, Inc. (a) (c)	114,401	92,665
NCR Corp. (a) (b)	192,338	5,766,293
Super Micro Computer, Inc. (a) (b)	159,600	3,774,540

		9,633,498

Textiles, Apparel & Luxury Goods—1.5%
Delta Apparel, Inc. (a)	128,457	2,485,643
Steven Madden, Ltd.	172,408	9,154,865
Wolverine World Wide, Inc.	107,500	3,737,775

		15,378,283

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Thrifts & Mortgage Finance—0.1%
Flagstar Bancorp, Inc. (a)	31,919	$1,093,545

Trading Companies & Distributors—0.8%
Aircastle, Ltd.	72,953	1,495,537
H&E Equipment Services, Inc.	110,600	4,159,666
WESCO International, Inc. (a)	40,600	2,318,260

		7,973,463

Total Common Stocks (Cost $856,845,106)		1,032,183,142

Preferred Stock—0.3%

Diversified Financial Services—0.3%
Steel Partners Holdings L.P., 6.000%, 02/07/26 (Cost $5,661,111)	182,646	3,724,152

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $6,895,286; collateralized by U.S. Treasury Notes at 2.000%, maturing 10/31/22, with a market value of $7,034,843.	6,894,827	6,894,827

Total Short-Term Investments (Cost $6,894,827)		6,894,827

Securities Lending Reinvestments (d)—13.9%

Certificates of Deposit—7.0%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (e)	1,500,000	1,500,081
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (e)	4,000,000	4,005,600
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (e)	5,500,000	5,499,483
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (e)	2,000,000	2,000,750
China Construction Bank 2.550%, 09/17/18	4,000,000	3,999,932
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (e)	6,000,000	5,999,574
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (e)	1,500,000	1,499,774
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (e)	3,250,000	3,252,528
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (e)	1,500,000	1,500,252
2.460%, FEDEFF PRV + 0.550%, 09/07/18 (e)	3,500,000	3,500,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	2,500,000	2,499,897

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (e)	5,000,000	5,000,020
2.486%, 1M LIBOR + 0.440%, 10/11/18 (e)	1,500,000	1,500,814
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (e)	2,000,000	2,000,104
2.548%, 3M LIBOR + 0.190%, 02/01/19 (e)	1,500,000	1,500,371
Norinchukin Bank New York 2.291%, 1M LIBOR + 0.200%, 07/23/18 (e)	2,000,000	1,999,834
2.301%, 1M LIBOR + 0.300%, 09/04/18 (e)	2,000,000	1,999,502
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (e)	2,500,000	2,499,975
2.525%, 1M LIBOR + 0.440%, 09/17/18 (e)	500,000	500,401
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (e)	3,000,000	2,999,949
Standard Chartered plc 2.250%, 08/21/18	3,000,000	3,000,459
2.384%, 1M LIBOR + 0.300%, 08/22/18 (e)	1,000,000	1,000,024
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (e)	3,500,000	3,500,308
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (e)	2,500,000	2,500,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (e)	4,000,000	4,000,048
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (e)	3,500,000	3,499,769

		72,759,449

Commercial Paper—1.6%
Bank of China, Ltd. 2.500%, 07/23/18	1,987,361	1,997,486
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (e)	2,000,000	2,000,878
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (e)	2,500,000	2,499,977
2.350%, 1M LIBOR + 0.320%, 02/08/19 (e)	2,000,000	2,000,584
Sheffield Receivables Co. 2.490%, 11/26/18	986,928	989,633
Starbird Funding Corp. 2.300%, 08/10/18	1,988,756	1,995,010
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (e)	5,000,000	4,999,040

		16,482,608

Repurchase Agreements—4.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $4,706,066; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $4,799,348.	4,705,243	4,705,243

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $2,007,751; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $2,108,575.	2,000,000	$2,000,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $520,978; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $510,000.	500,000	500,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $808,893; collateralized by various Common Stock with an aggregate market value of $892,967.	800,000	800,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $2,555,578; collateralized by various Common Stock with an aggregate market value of $2,790,522.	2,500,000	2,500,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $1,002,555; collateralized by various Common Stock with an aggregate market value of $1,112,195.	1,000,000	1,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $2,096,350; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $3,601,885; collateralized by various Common Stock with an aggregate market value of $3,850,000.	3,500,000	3,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $2,616,224; collateralized by various Common Stock with an aggregate market value of $2,893,517.	2,600,000	2,600,000
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $2,834,620; collateralized by various Common Stock with an aggregate market value of $3,116,095.	2,800,000	2,800,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $3,515,180; collateralized by various Common Stock with an aggregate market value of $3,895,119.	3,500,000	3,500,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $3,019,693; collateralized by various Common Stock with an aggregate market value of $3,338,674.	3,000,000	3,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $2,414,760; collateralized by various Common Stock with an aggregate market value of $2,670,845.	2,400,000	2,400,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $3,520,528; collateralized by various Common Stock with an aggregate market value of $3,894,982.	3,500,000	3,500,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,910,387; collateralized by various Common Stock with an aggregate market value of $2,114,419.	1,900,000	1,900,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $3,321,798; collateralized by various Common Stock with an aggregate market value of $3,672,411.	3,300,000	3,300,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $3,515,976; collateralized by various Common Stock with an aggregate market value of $3,894,982.	3,500,000	3,500,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $4,013,173; collateralized by various Common Stock with an aggregate market value of $4,451,408.	4,000,000	4,000,000

		47,505,243

Time Deposits—0.7%
Australia New Zealand Bank 1.900%, 07/02/18	2,000,000	2,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	1,000,000	1,000,000
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
DZ Bank AG 1.890%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	1,000,000	1,000,000

		7,000,000

Total Securities Lending Reinvestments (Cost $143,737,176)		143,747,300

Total Investments—113.9% (Cost $1,013,138,220)		1,186,549,421
Other assets and liabilities (net)—(13.9)%		(144,402,912)

Net Assets—100.0%		$1,042,146,509

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $140,312,277 and the collateral received consisted of cash in the amount of $143,718,287. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(c)	Illiquid security. As of June 30, 2018, these securities represent 0.0% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/ agent based on current market conditions. For certain asset- and mortgage- backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,032,183,142	$—	$—	$1,032,183,142
Total Preferred Stock*	3,724,152	—	—	3,724,152
Total Short-Term Investment*	—	6,894,827	—	6,894,827
Total Securities Lending Reinvestments*	—	143,747,300	—	143,747,300
Total Investments	$1,035,907,294	$150,642,127	$—	$1,186,549,421

Collateral for Securities Loaned (Liability)	$—	$(143,718,287)	$—	$(143,718,287)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,186,549,421
Receivable for:
Fund shares sold	18,721
Dividends and interest	1,165,007

Total Assets	1,187,733,149
Liabilities
Collateral for securities loaned	143,718,287
Payables for:
Investments purchased	360,775
Fund shares redeemed	474,771
Accrued Expenses:
Management fees	638,348
Distribution and service fees	94,888
Deferred trustees’ fees	125,634
Other expenses	173,937

Total Liabilities	145,586,640

Net Assets	$1,042,146,509

Net Assets Consist of:
Paid in surplus	$818,082,401
Undistributed net investment income	5,264,718
Accumulated net realized gain	45,388,189
Unrealized appreciation on investments	173,411,201

Net Assets	$1,042,146,509

Net Assets
Class A	$589,940,658
Class B	452,205,851
Capital Shares Outstanding*
Class A	36,063,934
Class B	27,911,047
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.36
Class B	16.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,013,138,220.
(b)	Includes securities loaned at value of $140,312,277.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$8,746,874
Non-cash dividends	501,549
Interest	33,557
Securities lending income	347,791

Total investment income	9,629,771

Expenses
Management fees	3,824,120
Administration fees	16,209
Custodian and accounting fees	53,207
Distribution and service fees—Class B	573,023
Audit and tax services	21,788
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	35,572
Insurance	3,160
Miscellaneous	6,925

Total expenses	4,576,289
Less management fee waiver	(69,935)
Less broker commission recapture	(5,029)

Net expenses	4,501,325

Net Investment Income	5,128,446

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	47,516,956
Foreign currency transactions	100,941

Net realized gain	47,617,897

Net change in unrealized depreciation on investments	(25,368,914)

Net realized and unrealized gain	22,248,983

Net Increase in Net Assets From Operations	$27,377,429

(a)	Net of foreign withholding taxes of $5,434.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,128,446	$13,266,139
Net realized gain	47,617,897	57,258,145
Net change in unrealized appreciation (depreciation)	(25,368,914)	45,342,197

Increase in net assets from operations	27,377,429	115,866,481

From Distributions to Shareholders
Net investment income
Class A	(7,411,579)	(6,240,516)
Class B	(4,596,533)	(4,282,752)
Net realized capital gains
Class A	(30,966,184)	(19,666,057)
Class B	(24,171,423)	(16,985,336)

Total distributions	(67,145,719)	(47,174,661)

Increase (decrease) in net assets from capital share transactions	39,909,042	(82,624,121)

Total increase (decrease) in net assets	140,752	(13,932,301)

Net Assets
Beginning of period	1,042,005,757	1,055,938,058

End of period	$1,042,146,509	$1,042,005,757

Undistributed net investment income
End of period	$5,264,718	$12,144,384

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	3,157,183	$54,083,468	333,143	$5,167,439
Reinvestments	2,307,743	38,377,763	1,664,947	25,906,573
Redemptions	(2,670,751)	(45,726,118)	(4,203,985)	(68,407,297)

Net increase (decrease)	2,794,175	$46,735,113	(2,205,895)	$(37,333,285)

Class B
Sales	370,467	$6,203,483	1,473,749	$23,407,049
Reinvestments	1,745,628	28,767,956	1,379,253	21,268,088
Redemptions	(2,476,180)	(41,797,510)	(5,642,717)	(89,965,973)

Net decrease	(360,085)	$(6,826,071)	(2,789,715)	$(45,290,836)

Increase (decrease) derived from capital shares transactions		$39,909,042		$(82,624,121)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.01		$15.94	$12.62	$20.51	$21.04	$16.05

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.23	0.18	0.19	0.08	0.07
Net realized and unrealized gain (loss) on investments	0.40		1.61	3.69	(0.62)	0.30	5.14

Total from investment operations	0.49		1.84	3.87	(0.43)	0.38	5.21

Less Distributions
Distributions from net investment income	(0.22)		(0.19)	(0.18)	(0.08)	(0.06)	(0.22)
Distributions from net realized capital gains	(0.92)		(0.58)	(0.37)	(7.38)	(0.85)	0.00

Total distributions	(1.14)		(0.77)	(0.55)	(7.46)	(0.91)	(0.22)

Net Asset Value, End of Period	$16.36		$17.01	$15.94	$12.62	$20.51	$21.04

Total Return (%) (b)	2.74	(c)	11.98	31.56	(5.20)	1.96	32.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(d)	0.78	0.79	0.77	0.77	0.76
Net ratio of expenses to average net assets (%) (e)	0.77	(d)	0.78	0.78	0.77	0.76	0.74
Ratio of net investment income to average net assets (%)	1.12	(d)	1.41	1.34	1.21	0.38	0.37
Portfolio turnover rate (%)	15	(c)	22	27	35	135	46
Net assets, end of period (in millions)	$589.9		$566.0	$565.6	$564.5	$646.7	$934.0

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.84		$15.79	$12.50	$20.36	$20.89	$15.94

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.18	0.15	0.15	0.03	0.02
Net realized and unrealized gain (loss) on investments	0.38		1.60	3.65	(0.61)	0.30	5.11

Total from investment operations	0.45		1.78	3.80	(0.46)	0.33	5.13

Less Distributions
Distributions from net investment income	(0.17)		(0.15)	(0.14)	(0.02)	(0.01)	(0.18)
Distributions from net realized capital gains	(0.92)		(0.58)	(0.37)	(7.38)	(0.85)	0.00

Total distributions	(1.09)		(0.73)	(0.51)	(7.40)	(0.86)	(0.18)

Net Asset Value, End of Period	$16.20		$16.84	$15.79	$12.50	$20.36	$20.89

Total Return (%) (b)	2.56	(c)	11.70	31.25	(5.41)	1.72	32.45
Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(d)	1.03	1.04	1.02	1.02	1.01
Net ratio of expenses to average net assets (%) (e)	1.02	(d)	1.03	1.03	1.02	1.01	0.99
Ratio of net investment income to average net assets (%)	0.86	(d)	1.16	1.11	0.95	0.16	0.12
Portfolio turnover rate (%)	15	(c)	22	27	35	135	46
Net assets, end of period (in millions)	$452.2		$476.0	$490.4	$432.0	$531.9	$602.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, adjustments to prior period accumulated balances and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $6,894,827. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $47,505,243. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$152,234,799	$0	$166,447,173

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$3,824,120	0.750%	First $1 billion
	0.700%	Over $1 billion

Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Wells Capital Management Incorporated are compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period November 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,015,277,006

Gross unrealized appreciation	224,319,377
Gross unrealized depreciation	(53,046,962)

Net unrealized appreciation (depreciation)	$171,272,415

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$10,523,268	$37,966,397	$36,651,393	$83,391	$47,174,661	$38,049,788

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$16,444,457	$50,876,480	$196,641,329	$—	$263,962,266

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-20

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned -1.77%, -1.96%, and -1.94%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 0.36%.

MARKET ENVIRONMENT / CONDITIONS

Global real estate shares were essentially flat (+0.4%) over the past six months. At a regional level, performance was relatively flat as the Americas was the best-performing region, up 0.9%, followed by the Asia-Pacific region at 0.1%, while the European region was down a modest -1.3%. Markets have inched forward as a soft first quarter was followed by a second quarter that saw real estate stocks generate a positive total return for three months in a row as higher interest rates are arguably increasingly “priced in” and property fundamentals prove solid. Property companies have performed well despite elevated geopolitical concern surrounding U.S. tariffs and worries of a potential trade war between the U.S. and China. The U.S. Federal Reserve Bank raised policy rates for the seventh time this cycle in June, which property companies continue to digest and discount. Macro-economic releases suggest continued gradual economic growth, improving employment and moderate levels of inflation. The U.S. 10-year Treasury bond yielded 2.85% at June 30, 2018 versus 2.41% at December 31, 2017.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio trailed the benchmark during the period as the value added by positioning in Europe was more than offset by positioning in the U.S. and the Asia-Pacific region. The majority of the relative underperformance occurred in May and was concentrated in U.S. stock selection, primarily in the Health Care and Retail sectors as companies with lower growth, higher dividend yield, and lower overall property quality bucked a longer-term trend and outperformed. Although relative performance lagged in this environment, we remained disciplined to our investment process and did not “chase” what we believe to be a short-term reversal. Outside of the U.S., relative performance was mixed. In the Americas, positioning in Canada added value as both stock selection and sector allocation were modestly positive. In the Asia-Pacific region, positive positioning in Australia was more than offset by relative underperformance in Hong Kong and Japan. Europe was a bright spot in the Portfolio as stock selection and sector allocation both added value, largely the result of positioning in the U.K.

At period end, we were positive on property types and markets with above average growth and valuations that are attractive relative to this growth. In the U.S., we continued to favor storage, technology and class-A mall companies and have become more positive on the residential sector. We also were positive on U.S. hotel C-corporations, which offer operating platforms that benefit from improved consumer spending and economic growth. Within residential, we liked manufactured housing, student housing, single family home-for-rent companies and have been adding to the apartment real estate investment trusts (“REITs”), which are benefitting from better demand than previously expected. We also favored the gaming companies within the Net Lease sector, although remained cautious on traditional net lease companies which tend to be more concentrated in the Retail sector.

At period end, we favored real estate operating companies in Tokyo and Hong Kong, which are showing strong growth relative to real estate valuations. However, we are monitoring elevated geopolitical risk surrounding trade tension between the U.S. and China. The Tokyo office market continued to experience improved rental growth as vacancies have fallen below the 4% threshold at which landlords enjoy increasing pricing power, particularly with a modest increase in inflation expectations.

During the period, we favored the U.K. niche sectors of Student Housing and Rental Apartments plus the Industrial sector. In Continental Europe, we preferred property companies in firming markets, including Spain and Scandinavia. European property fundamentals continue to improve consistent with economic releases which show steady and visible improvement in the eurozone.

BHFTI-1

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*—(Continued)

We have been cautious and selective in markets and property types with headwinds to earnings growth, either for secular or cyclical reasons. We remained cautious on the more bond-like sectors that offer modest growth and trade less attractively relative to our estimate of underlying private market real estate value. This included the traditional Net Lease and Health Care sectors in the U.S., as well as the Canadian companies and the REITs in Singapore. Asian REITs generally have low organic growth and external growth which is dependent on a constant need for new equity to fund the acquisitions, although valuations are becoming more attractive. In Australia, our outlook has been mixed as property companies are benefiting from an attractive combination of yield and growth, although strength in property fundamentals range from a robust office market, to an uncertain retail market and a residential market which is meeting headwinds of affordability. Increased M&A activity is generating an underlying bid for the Australian REITs.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA/NAREIT DEVELOPED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Clarion Global Real Estate Portfolio
Class A	-1.77	4.34	4.95	4.67
Class B	-1.96	4.09	4.68	4.41
Class E	-1.94	4.18	4.77	4.51
FTSE EPRA /NAREIT Developed Index	0.36	5.64	5.97	4.89

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Simon Property Group, Inc. (REIT)	4.7
CK Asset Holdings, Ltd.	4.4
ProLogis, Inc. (REIT)	3.8
Extra Space Storage, Inc. (REIT)	3.3
Vonovia SE	3.1
Mitsui Fudosan Co., Ltd.	3.1
Alexandria Real Estate Equities, Inc. (REIT)	2.9
Hilton Worldwide Holdings, Inc.	2.5
Essex Property Trust, Inc. (REIT)	2.4
Equinix, Inc. (REIT)	2.3

Top Countries

% of Net Assets
United States	53.9
Japan	9.8
Hong Kong	8.6
United Kingdom	5.4
Australia	4.8
Germany	4.2
Sweden	3.2
Singapore	2.4
France	2.0
Canada	1.7

BHFTI-3

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A	Actual	0.68%	$1,000.00	$982.30	$3.34
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B	Actual	0.93%	$1,000.00	$980.40	$4.57
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

Class E	Actual	0.83%	$1,000.00	$980.60	$4.08
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Australia—4.8%
Goodman Group (REIT)	899,222	$6,418,663
GPT Group (The) (REIT)	3,189,246	11,984,405
Mirvac Group (REIT)	13,333,632	21,470,980
Scentre Group (REIT)	8,317,717	27,098,371

		66,972,419

Belgium—0.3%
Warehouses De Pauw CVA (REIT)	30,020	3,793,867

Canada—1.7%
Chartwell Retirement Residences	709,546	8,273,944
First Capital Realty, Inc.	509,800	8,011,613
Smart Real Estate Investment Trust (REIT)	347,900	8,079,251

		24,364,808

China—1.0%
China Overseas Land & Investment, Ltd.	2,214,000	7,242,881
China Resources Land, Ltd.	2,136,000	7,149,464

		14,392,345

France—2.0%
Gecina S.A. (REIT)	65,594	10,967,975
Klepierre (REIT)	450,926	16,961,242

		27,929,217

Germany—4.2%
ADO Properties S.A.	156,742	8,531,743
Grand City Properties S.A.	278,189	7,222,004
Vonovia SE	914,282	43,501,985

		59,255,732

Hong Kong—8.6%
CK Asset Holdings, Ltd.	7,867,000	62,158,832
Hongkong Land Holdings, Ltd.	2,297,100	16,433,823
Hysan Development Co., Ltd.	1,190,000	6,622,589
Link REIT (The) (REIT)	1,825,900	16,600,224
Sun Hung Kai Properties, Ltd.	435,000	6,526,571
Wheelock & Co., Ltd.	1,932,000	13,429,057

		121,771,096

Ireland—0.7%
Green REIT plc (REIT)	2,712,541	4,687,672
Hibernia REIT plc (REIT)	2,796,736	4,899,095

		9,586,767

Japan—9.8%
AEON REIT Investment Corp. (REIT)	6,127	7,065,054
Hulic Co., Ltd.	1,136,795	12,103,068
Japan Hotel REIT Investment Corp. (REIT)	11,888	8,907,990
Kenedix Office Investment Corp. (REIT)	1,984	12,336,315
Kenedix Retail REIT Corp. (REIT)	1,595	3,522,578
LaSalle Logiport (REIT)	3,920	3,886,631
Mitsui Fudosan Co., Ltd.	1,788,674	43,115,478
Nippon Prologis REIT, Inc. (REIT)	4,255	8,827,640

Security Description	Shares	Value

Japan—(Continued)
Nomura Real Estate Holdings, Inc.	461,200	$10,223,442
Orix JREIT, Inc. (REIT)	10,134	16,176,020
Tokyo Tatemono Co., Ltd.	819,800	11,245,296

		137,409,512

Norway—0.4%
Entra ASA	437,140	5,967,166

Singapore—2.4%
CapitaLand, Ltd.	5,981,600	13,848,087
City Developments, Ltd.	1,617,400	13,005,601
Mapletree North Asia Commercial Trust (REIT)	7,322,798	6,131,404

		32,985,092

Spain—1.5%
Hispania Activos Inmobiliarios SOCIMI S.A. (REIT)	344,581	7,337,316
Inmobiliaria Colonial Socimi S.A. (REIT)	529,542	5,847,932
Lar Espana Real Estate Socimi S.A. (REIT)	353,366	3,944,240
Merlin Properties Socimi S.A. (REIT)	294,737	4,281,199

		21,410,687

Sweden—3.2%
Castellum AB	1,048,974	16,986,136
Fabege AB	1,054,242	12,567,999
Kungsleden AB	740,011	5,102,392
Pandox AB	288,590	4,897,647
Wihlborgs Fastigheter AB	522,260	6,038,206

		45,592,380

United Kingdom—5.4%
Derwent London plc (REIT)	226,706	9,291,688
Grainger plc	1,321,091	5,366,515
Hammerson plc (REIT)	1,913,691	13,163,065
Land Securities Group plc (REIT)	1,154,217	14,529,752
Segro plc (REIT)	2,656,158	23,461,598
UNITE Group plc (The) (REIT)	946,817	10,756,416

		76,569,034

United States—53.3%
Alexandria Real Estate Equities, Inc. (REIT) (a)	319,509	40,312,450
American Campus Communities, Inc. (REIT)	230,496	9,883,668
AvalonBay Communities, Inc. (REIT)	57,590	9,899,145
Brixmor Property Group, Inc. (REIT)	1,031,311	17,975,751
Columbia Property Trust, Inc. (REIT) (a)	515,772	11,713,182
Cousins Properties, Inc. (REIT) (a)	1,702,446	16,496,702
CubeSmart (REIT)	711,549	22,926,109
CyrusOne, Inc. (REIT) (a)	335,026	19,552,117
DiamondRock Hospitality Co. (REIT)	944,593	11,599,602
Douglas Emmett, Inc. (REIT) (a)	643,871	25,870,737
Duke Realty Corp. (REIT)	488,960	14,194,509
Equinix, Inc. (REIT)	76,082	32,706,891
Equity Residential (REIT)	497,616	31,693,163
Essex Property Trust, Inc. (REIT)	139,321	33,307,471
Extra Space Storage, Inc. (REIT) (a)	470,585	46,969,089
Gaming and Leisure Properties, Inc. (REIT)	394,162	14,111,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Healthcare Trust of America, Inc. (REIT) - Class A (a)	518,383	$13,975,606
Hilton Worldwide Holdings, Inc.	444,033	35,149,652
Host Hotels & Resorts, Inc. (REIT)	190,252	4,008,610
Hudson Pacific Properties, Inc. (REIT) (a)	392,946	13,922,077
Invitation Homes, Inc. (REIT)	1,146,323	26,434,208
Iron Mountain, Inc. (REIT) (a)	328,457	11,499,280
Kilroy Realty Corp. (REIT)	158,242	11,969,425
Macerich Co. (The) (REIT)	463,118	26,318,996
MGM Growth Properties LLC (REIT) - Class A (a)	215,874	6,575,522
Mid-America Apartment Communities, Inc. (REIT)	219,309	22,077,837
Piedmont Office Realty Trust, Inc. (REIT) - Class A	577,914	11,517,826
ProLogis, Inc. (REIT)	825,663	54,237,802
Regency Centers Corp. (REIT)	424,641	26,361,713
Simon Property Group, Inc. (REIT) (a)	389,879	66,353,507
STORE Capital Corp. (REIT) (a)	476,189	13,047,579
Sun Communities, Inc. (REIT)	121,090	11,852,289
Taubman Centers, Inc. (REIT) (a)	320,572	18,836,811
Tier REIT, Inc. (REIT)	135,100	3,212,678
VICI Properties, Inc. (REIT)	769,311	15,878,579

		752,441,583

Total Common Stocks (Cost $1,347,868,734)		1,400,441,705

Short-Term Investment—0.6%

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $9,188,913; collateralized by U.S. Treasury Note at 2.750%, maturing 04/30/23, with a market value of $9,376,800.	9,188,301	9,188,301

Total Short-Term Investments (Cost $9,188,301)		9,188,301

Securities Lending Reinvestments (b)—5.2%

Certificates of Deposit—2.4%
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (c)	1,000,000	1,001,400
Barclays Bank plc 2.430%, 08/01/18	2,000,000	2,000,594
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (c)	1,500,000	1,500,562
Chiba Bank, Ltd., New York 2.240%, 07/18/18	1,500,000	1,499,930
Citigroup Global Markets, Ltd. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (c)	1,000,000	999,929
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (c)	1,000,000	999,849
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (c)	3,000,000	3,002,334
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	1,987,990	1,997,200

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Suisse AG New York 2.460%, FEDEFF PRV + 0.550%, 09/07/18 (c)	1,500,000	$1,500,000
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (c)	2,000,000	2,000,008
2.486%, 1M LIBOR + 0.440%, 10/11/18 (c)	1,000,000	1,000,543
Natixis New York 2.525%, 1M LIBOR + 0.440%, 09/17/18 (c)	2,000,000	2,000,920
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (c)	2,000,000	1,999,502
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (c)	2,000,000	1,999,966
Standard Chartered plc
2.250%, 08/21/18	1,000,000	1,000,153
2.384%, 1M LIBOR + 0.300%, 08/22/18 (c)	1,000,000	1,000,024
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (c)	2,500,000	2,500,220
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (c)	1,500,000	1,500,000
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (c)	1,000,000	1,000,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (c)	1,000,000	1,000,012
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (c)	2,000,000	2,000,046
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (c)	1,000,000	999,934

		34,503,126

Commercial Paper—0.5%
Bank of China, Ltd. 2.500%, 07/23/18	1,490,521	1,498,114
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (c)	2,500,000	2,500,730
Macquarie Bank, Ltd. 2.280%, 09/04/18	994,173	995,934
Sheffield Receivables Co. 2.490%, 11/26/18	1,480,391	1,484,450

		6,479,228

Repurchase Agreements—2.2%
Barclays Capital, plc Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $1,305,582; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $1,331,461.	1,305,353	1,305,353
Deutsche Bank AG, London
Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $303,335; collateralized by various Common Stock with an aggregate market value of $334,863.	300,000	300,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $5,622,271; collateralized by various Common Stock with an aggregate market value of $6,139,148.	5,500,000	5,500,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (b)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $401,022; collateralized by various Common Stock with an aggregate market value of $444,878.	400,000	$400,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $10,123,644; collateralized by various Common Stock with an aggregate market value of $11,128,912.	10,000,000	10,000,000
Societe Generale
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $10,054,667; collateralized by various Common Stock with an aggregate market value of $11,128,519.	10,000,000	10,000,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $905,535; collateralized by various Common Stock with an aggregate market value of $1,001,567.	900,000	900,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $1,005,865; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $1,207,927; collateralized by various Common Stock with an aggregate market value of $1,335,422.	1,200,000	1,200,000

		30,605,353

Time Deposits—0.1%
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	1,000,000	1,000,000

		2,000,000

Total Securities Lending Reinvestments (Cost $73,580,958)		73,587,707

Total Investments—105.1% (Cost $1,430,637,993)		1,483,217,713
Other assets and liabilities (net)—(5.1)%		(72,479,678)

Net Assets—100.0%		$1,410,738,035

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $71,934,685 and the collateral received consisted of cash in the amount of $73,558,429. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(REIT)—	A Real Estate Investment Trust

Ten Largest Industries as of June 30, 2018 (Unaudited)	% of Net Assets
Retail REIT’s	17.6
Office REIT’s	12.5
Specialized REIT’s	11.6
Residential REIT’s	11.1
Real Estate Operating Companies	10.9
Industrial REIT’s	8.1
Diversified Real Estate Activities	7.9
Diversified REIT’s	7.5
Real Estate Development	5.4
Hotels, Resorts & Cruise Lines	2.8

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$66,972,419	$—	$66,972,419
Belgium	—	3,793,867	—	3,793,867
Canada	24,364,808	—	—	24,364,808
China	—	14,392,345	—	14,392,345
France	—	27,929,217	—	27,929,217
Germany	—	59,255,732	—	59,255,732
Hong Kong	—	121,771,096	—	121,771,096
Ireland	—	9,586,767	—	9,586,767
Japan	—	137,409,512	—	137,409,512
Norway	—	5,967,166	—	5,967,166
Singapore	—	32,985,092	—	32,985,092
Spain	—	21,410,687	—	21,410,687
Sweden	—	45,592,380	—	45,592,380
United Kingdom	—	76,569,034	—	76,569,034
United States	752,441,583	—	—	752,441,583
Total Common Stocks	776,806,391	623,635,314	—	1,400,441,705
Total Short-Term Investment*	—	9,188,301	—	9,188,301
Total Securities Lending Reinvestments*	—	73,587,707	—	73,587,707
Total Investments	$776,806,391	$706,411,322	$—	$1,483,217,713

Collateral for Securities Loaned (Liability)	$—	$(73,558,429)	$—	$(73,558,429)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,483,217,713
Cash denominated in foreign currencies (c)	457,613
Receivable for:
Investments sold	41,293,398
Fund shares sold	118,146
Dividends and interest	5,242,062

Total Assets	1,530,328,932
Liabilities
Collateral for securities loaned	73,558,429
Payables for:
Investments purchased	43,658,753
Fund shares redeemed	841,610
Accrued Expenses:
Management fees	708,453
Distribution and service fees	111,534
Deferred trustees’ fees	125,634
Other expenses	586,484

Total Liabilities	119,590,897

Net Assets	$1,410,738,035

Net Assets Consist of:
Paid in surplus	$1,479,657,153
Distributions in excess of net investment income	(22,099,729)
Accumulated net realized loss	(99,395,073)
Unrealized appreciation on investments and foreign currency transactions	52,575,684

Net Assets	$1,410,738,035

Net Assets
Class A	$856,967,490
Class B	521,448,291
Class E	32,322,254
Capital Shares Outstanding*
Class A	74,603,034
Class B	45,577,992
Class E	2,814,798
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.49
Class B	11.44
Class E	11.48

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,430,637,993.
(b)	Includes securities loaned at value of $71,934,685.
(c)	Identified cost of cash denominated in foreign currencies was $458,295.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$25,788,516
Interest	29,297
Securities lending income	253,447

Total investment income	26,071,260
Expenses
Management fees	4,294,853
Administration fees	22,292
Custodian and accounting fees	322,761
Distribution and service fees—Class B	657,716
Distribution and service fees—Class E	24,442
Audit and tax services	28,284
Legal	21,574
Trustees’ fees and expenses	20,710
Shareholder reporting	74,568
Insurance	4,563
Miscellaneous	23,602

Total expenses	5,495,365
Less broker commission recapture	(189,880)

Net expenses	5,305,485

Net Investment Income	20,765,775

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(5,258,722)
Foreign currency transactions	(184,889)

Net realized loss	(5,443,611)

Net change in unrealized depreciation on:
Investments	(43,976,425)
Foreign currency transactions	(11,768)

Net change in unrealized depreciation	(43,988,193)

Net realized and unrealized loss	(49,431,804)

Net Decrease in Net Assets From Operations	$(28,666,029)

(a)	Net of foreign withholding taxes of $1,273,290.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$20,765,775	$28,533,141
Net realized gain (loss)	(5,443,611)	61,529,846
Net change in unrealized appreciation (depreciation)	(43,988,193)	60,908,001

Increase (decrease) in net assets from operations	(28,666,029)	150,970,988

From Distributions to Shareholders
Net investment income
Class A	(51,833,298)	(31,659,271)
Class B	(30,467,944)	(19,152,946)
Class E	(1,905,209)	(1,281,387)

Total distributions	(84,206,451)	(52,093,604)

Increase (decrease) in net assets from capital share transactions	33,809,313	(14,376,539)

Total increase (decrease) in net assets	(79,063,167)	84,500,845

Net Assets
Beginning of period	1,489,801,202	1,405,300,357

End of period	$1,410,738,035	$1,489,801,202

Undistributed (distributions in excess of) net investment income
End of period	$(22,099,729)	$41,340,947

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,596,883	$19,097,101	3,000,757	$35,395,533
Reinvestments	4,530,883	51,833,298	2,658,209	31,659,271
Redemptions	(3,282,170)	(39,057,140)	(3,793,271)	(45,389,852)

Net increase	2,845,596	$31,873,259	1,865,695	$21,664,952

Class B
Sales	797,917	$9,444,859	1,812,039	$21,355,171
Reinvestments	2,674,973	30,467,944	1,613,559	19,152,946
Redemptions	(3,177,831)	(37,834,199)	(6,097,322)	(72,464,144)

Net increase (decrease)	295,059	$2,078,604	(2,671,724)	$(31,956,027)

Class E
Sales	81,888	$973,709	132,261	$1,572,074
Reinvestments	166,685	1,905,209	107,589	1,281,387
Redemptions	(252,588)	(3,021,468)	(582,672)	(6,938,925)

Net decrease	(4,015)	$(142,550)	(342,822)	$(4,085,464)

Increase (decrease) derived from capital shares transactions		$33,809,313		$(14,376,539)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.45		$11.64	$11.78	$12.43	$11.14	$11.50

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.25	0.30	0.25	0.24	0.24
Net realized and unrealized gain (loss) on investments	(0.40)		1.01	(0.16)	(0.40)	1.26	0.23

Total from investment operations	(0.22)		1.26	0.14	(0.15)	1.50	0.47

Less Distributions
Distributions from net investment income	(0.74)		(0.45)	(0.28)	(0.50)	(0.21)	(0.83)

Total distributions	(0.74)		(0.45)	(0.28)	(0.50)	(0.21)	(0.83)

Net Asset Value, End of Period	$11.49		$12.45	$11.64	$11.78	$12.43	$11.14

Total Return (%) (b)	(1.77	)(c)	10.97	1.15	(1.23)	13.67	3.76

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.68	(d)	0.66	0.65	0.64	0.64	0.65
Ratio of net investment income to average net assets (%)	3.05	(d)	2.07	2.54	2.03	2.07	2.12
Portfolio turnover rate (%)	63	(c)	91	42	44	39 (e)	36
Net assets, end of period (in millions)	$857.0		$893.7	$813.3	$887.3	$1,228.3	$1,200.0

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.39		$11.58	$11.72	$12.36	$11.09	$11.45

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.22	0.27	0.22	0.22	0.21
Net realized and unrealized gain (loss) on investments	(0.41)		1.01	(0.16)	(0.39)	1.24	0.23

Total from investment operations	(0.25)		1.23	0.11	(0.17)	1.46	0.44

Less Distributions
Distributions from net investment income	(0.70)		(0.42)	(0.25)	(0.47)	(0.19)	(0.80)

Total distributions	(0.70)		(0.42)	(0.25)	(0.47)	(0.19)	(0.80)

Net Asset Value, End of Period	$11.44		$12.39	$11.58	$11.72	$12.36	$11.09

Total Return (%) (b)	(1.96	)(c)	10.74	0.87	(1.40)	13.27	3.55

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	(d)	0.91	0.90	0.89	0.89	0.90
Ratio of net investment income to average net assets (%)	2.79	(d)	1.81	2.29	1.81	1.84	1.86
Portfolio turnover rate (%)	63	(c)	91	42	44	39 (e)	36
Net assets, end of period (in millions)	$521.4		$561.1	$555.2	$605.2	$691.4	$526.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.44		$11.62	$11.77	$12.41	$11.13	$11.49

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.23	0.28	0.23	0.23	0.22
Net realized and unrealized gain (loss) on investments	(0.41)		1.02	(0.17)	(0.39)	1.25	0.24

Total from investment operations	(0.24)		1.25	0.11	(0.16)	1.48	0.46

Less Distributions
Distributions from net investment income	(0.72)		(0.43)	(0.26)	(0.48)	(0.20)	(0.82)

Total distributions	(0.72)		(0.43)	(0.26)	(0.48)	(0.20)	(0.82)

Net Asset Value, End of Period	$11.48		$12.44	$11.62	$11.77	$12.41	$11.13

Total Return (%) (b)	(1.94	)(c)	10.90	0.90	(1.30)	13.42	3.63

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	(d)	0.81	0.80	0.79	0.79	0.80
Ratio of net investment income to average net assets (%)	2.88	(d)	1.91	2.38	1.91	1.92	1.96
Portfolio turnover rate (%)	63	(c)	91	42	44	39 (e)	36
Net assets, end of period (in millions)	$32.3		$35.1	$36.7	$40.0	$45.3	$42.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (“PFICs”), real estate investment trust (“REIT”) adjustments, adjustments to prior period accumulated balances and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

BHFTI-14

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $9,188,301. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $30,605,353. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$891,717,389	$0	$914,229,551

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$4,294,853	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

BHFTI-16

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Clarion Securities LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,477,059,032

Gross unrealized appreciation	85,584,407
Gross unrealized depreciation	(79,425,726)

Net unrealized appreciation (depreciation)	$6,158,681

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$52,093,604	$32,771,778	$—	$—	$52,093,604	$32,771,778

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$81,631,463	$—	$50,146,970	$(87,695,205)	$—	$44,083,228

BHFTI-17

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017 the Portfolio utilized capital loss carryforwards of $33,769,551.

As of December 31, 2017, the Portfolio had no accumulated post-enactment capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Total
$87,695,205	$87,695,205

BHFTI-18

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Managed By ClearBridge Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the ClearBridge Aggressive Growth Portfolio returned 6.49%, 6.38%, and 6.37%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 7.44%.

MARKET ENVIRONMENT/CONDITIONS

U.S. equities recovered from a bout of selling pressure in February to cap the six month period with gains, with performance led by small cap and growth stocks. The Russell 2000 Index gained 7.66% for the first half of the year while the S&P 500 Index advanced 2.65%. Growth stocks outperformed value stocks by a wide margin, with the benchmark Russell 3000 Growth Index returning 7.44%, outperforming the Russell 3000 Value Index by 860 basis points.

The momentum trade, bolstered in part by inflows into passive vehicles, resumed its position as a primary driver of stock performance. Yet, unlike the relatively narrow leadership in 2017, the positive performance has begun to extend beyond just the FAANG (Facebook, Apple, Amazon, Netflix, Google) stocks. The S&P 500 Energy Index gained 13.5% in the second quarter, bolstered by a 14.2% rise in crude oil prices while the Nasdaq Biotechnology Index rose 7.1% during the quarter.

Meanwhile, volatility trended closer to normal levels than it had in the past year. The heightening of U.S.-China trade tensions in June caused equities to pare gains, with some of the steepest declines occurring among the more momentum-driven segments of the market. In our view, while short-lived, this action illustrated the escalating risk present in the most expensive and crowded area of the market where there is little support for current valuations.

PORTFOLIO REVIEW/PERIOD END POSITIONING

During the six-month period ended June 30, 2018, the Portfolio’s overall stock selection detracted from relative performance. In particular, stock selection in the Consumer Discretionary sector accounted for most of the Portfolio’s underperformance for the period. An overweight to the Energy sector and an underweight to the information Technology (“IT”) sector also weighed on returns.

In terms of individual positions, leading detractors from relative Portfolio performance for the period included Comcast and Qurate Retail in the Consumer Discretionary sector, Biogen in the Health Care sector, and Weatherford International in the Energy sector and Facebook in the IT sector.

Comcast, offers consumer entertainment, information, and communication products and services, including cable TV systems, Internet and phone services and consolidated national programming networks. In a volatile period for media stocks, weak subscriber growth for competitors and a bidding war for the entertainment assets of Twenty-First Century Fox pressured the stock. Qurate Retail sells consumer products through televised shopping programming, websites and mobile applications under the QVC and related brands. Shares fell after quarterly revenue and margins came in slightly below expectations.

Biogen is a biotechnology company that produces therapies in the areas of oncology, neurology and immunology. The shares slid from delays in its key clinical trial for Alzheimer’s disease, which will not produce readouts until 2020. The selling pressure took place despite the company’s progress in gaining price increases for its key multiple sclerosis treatment, the ramp up of its treatment for spinal muscular atrophy and a strong cash position.

Weatherford International provides equipment and services used in drilling of oil and natural gas wells around the world. Negative sentiment offset the company’s progress in terming out its debt obligations to the second half of 2020 and company management’s guidance to potentially achieve positive free cash flow.

Facebook runs the world’s largest social network and is a leading provider of digital video and advertising. The Portfolio’s underweight position in the stock over the period detracted, as Facebook was among the strongest performers in the benchmark in the first half of 2018.

On the positive side, the Portfolio’s stock selection in the Energy sector, an underweight to the Industrials sector, and a lack of exposure to the Consumer Staples sector contributed to relative performance for the period. The leading individual contributors to relative Portfolio performance during the period included Anadarko Petroleum in the Energy sector, Seagate Technology and Autodesk in the IT sector, Madison Square Garden in the Consumer Discretionary sector, and UnitedHealth Group in the Health Care sector.

Anadarko Petroleum is an oil and gas exploration and production company with major operations in North America and overseas. Investors continued to gravitate to the company’s improved capital discipline, which has included debt reduction and the return of excess cash to shareholders through dividends and buybacks.

Seagate Technology produces a range of hard disk drive products for use in enterprise computing, PCs and electronic devices and provides data storage services for small to medium-sized businesses. Growing demand for cloud storage and strong free cash flow generation lifted the stock to new highs. Autodesk is a design software and services company with customers in the architecture, engineering and construction, manufacturing, and digital media and entertainment industries. The company successfully transitioned to a new subscription-based model, which boosted shares over expectations the model change may result in a recurring revenue stream and earnings growth.

Madison Square Garden is an owner of sports and entertainment assets including the New York Knicks and Radio City Music Hall. Board discussion of a potential spin-off its sports assets led the stock to re-rate higher.

BHFTI-1

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Managed By ClearBridge Investments, LLC

Portfolio Manager Commentary*—(Continued)

UnitedHealth Group, Inc. is a diversified health care company offering medical and pharmacy benefit services and operating related technology and financial businesses. Stronger revenue and improved medical costs resulted in the company to top estimates and raise its guidance for the year.

During the period, the Portfolio initiated a small position in Ultragenyx Pharmaceutical in the Health Care sector and closed positions in Frank’s International in the Energy sector, Fitbit in the IT sector, Adient in the Consumer Discretionary sector and Bioverativ in the Health Care sector.

For the period ended June 30, 2018, the Portfolio’s sector positioning, a function of our bottom up stock selection process, was largely consistent with average allocations concentrated in the Health Care, IT, Consumer Discretionary, Energy and Industrials sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Utilities or Real Estate sectors.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
ClearBridge Aggressive Growth Portfolio
Class A	6.49	14.18	12.12	11.40
Class B	6.38	13.93	11.85	11.13
Class E	6.37	14.04	11.94	11.23
Russell 3000 Growth Index	7.44	22.47	16.15	11.78

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Biogen, Inc.	8.1
Anadarko Petroleum Corp.	7.6
UnitedHealth Group, Inc.	7.6
Comcast Corp.- Class A	7.3
Amgen, Inc.	5.0
Seagate Technology plc	4.4
Allergan plc	4.4
Broadcom, Inc.	4.3
Autodesk, Inc.	3.9
Vertex Pharmaceuticals, Inc.	3.9

Top Sectors

% of Net Assets
Health Care	33.3
Information Technology	25.5
Consumer Discretionary	20.1
Energy	12.9
Industrials	6.7
Materials	1.3
Telecommunication Services	0.2

BHFTI-3

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

ClearBridge Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.56%	$1,000.00	$1,064.90	$2.87
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

Class B (a)	Actual	0.81%	$1,000.00	$1,063.80	$4.14
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class E (a)	Actual	0.71%	$1,000.00	$1,063.70	$3.63
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—100.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.5%
Engility Holdings, Inc. (a) (b)	57,266	$1,754,630
L3 Technologies, Inc.	532,900	102,487,328

		104,241,958

Biotechnology—18.7%
Aduro Biotech, Inc. (a)	31,570	220,990
Agios Pharmaceuticals, Inc. (a) (b)	170,800	14,386,484
Amgen, Inc.	810,100	149,536,359
Biogen, Inc. (a)	842,860	244,631,686
ImmunoGen, Inc. (a)	499,700	4,862,081
Ionis Pharmaceuticals, Inc. (a) (b)	498,335	20,765,620
ProQR Therapeutics NV (a)	88,300	644,590
Spark Therapeutics, Inc. (a) (b)	53,520	4,429,315
Ultragenyx Pharmaceutical, Inc. (a) (b)	96,700	7,433,329
Vertex Pharmaceuticals, Inc. (a)	684,672	116,366,853

		563,277,307

Building Products—1.6%
Johnson Controls International plc	1,406,834	47,058,597

Communications Equipment—0.1%
ARRIS International plc (a)	122,915	3,004,657

Construction & Engineering—0.8%
Fluor Corp. (b)	519,410	25,336,820

Diversified Telecommunication Services—0.2%
AT&T, Inc.	157,745	5,065,192

Electrical Equipment—0.3%
Nvent Electric plc (a)	339,804	8,529,081

Electronic Equipment, Instruments & Components—4.2%
Dolby Laboratories, Inc. - Class A (b)	295,300	18,217,057
TE Connectivity, Ltd.	1,219,625	109,839,428

		128,056,485

Energy Equipment & Services—5.1%
Core Laboratories NV (b)	514,070	64,880,775
National Oilwell Varco, Inc. (b)	916,878	39,792,505
Weatherford International plc (a) (b)	14,614,500	48,081,705

		152,754,985

Health Care Equipment & Supplies—2.2%
Medtronic plc	761,379	65,181,656
Wright Medical Group NV (a)	58,679	1,523,307

		66,704,963

Health Care Providers & Services—7.6%
UnitedHealth Group, Inc.	929,050	227,933,127

Internet & Direct Marketing Retail—1.6%
Liberty Expedia Holdings, Inc. - Class A (a) (b)	167,951	7,379,767
Liberty TripAdvisor Holdings, Inc. - Class A (a)	154,420	2,486,162

Internet & Direct Marketing Retail—(Continued)
Qurate Retail, Inc. (a)	1,767,200	37,499,984

		47,365,913

Internet Software & Services—2.4%
Facebook, Inc. - Class A (a)	75,500	14,671,160
LogMeIn, Inc. (b)	85,873	8,866,387
Twitter, Inc. (a)	1,100,000	48,037,000

		71,574,547

Machinery—0.5%
Pentair plc	339,804	14,298,952

Media—18.5%
AMC Networks, Inc. - Class A (a) (b)	825,825	51,366,315
CBS Corp. - Class B	323,200	18,170,304
Comcast Corp. - Class A	6,689,200	219,472,652
GCI Liberty, Inc. - Class A (a)	251,927	11,356,869
Liberty Braves Group - Class A (a) (b)	47,058	1,209,861
Liberty Braves Group - Class C (a) (b)	94,117	2,433,866
Liberty Broadband Corp. - Class A (a) (b)	117,647	8,898,819
Liberty Broadband Corp. - Class C (a) (b)	305,883	23,161,461
Liberty Global plc - Class A (a)	299,400	8,245,476
Liberty Global plc - Class C (a)	299,400	7,967,034
Liberty Latin America, Ltd. - Class A (a) (b)	52,325	1,000,454
Liberty Latin America, Ltd. - Class C (a) (b)	52,325	1,014,059
Liberty Media Corp.-Liberty Formula One - Class A (a) (b)	117,647	4,154,116
Liberty Media Corp.-Liberty Formula One - Class C (a)	235,294	8,736,466
Liberty SiriusXM Group - Class A (a)	470,588	21,199,989
Liberty SiriusXM Group - Class C (a)	941,176	42,691,743
Lions Gate Entertainment Corp. - Class B (b)	348,621	8,178,649
Madison Square Garden Co. (The) - Class A (a)	286,049	88,729,539
MSG Networks, Inc. - Class A (a) (b)	858,150	20,552,692
Viacom, Inc. - Class B	344,700	10,396,152

		558,936,516

Metals & Mining—1.3%
Freeport-McMoRan, Inc.	1,270,800	21,934,008
Nucor Corp.	274,700	17,168,750

		39,102,758

Oil, Gas & Consumable Fuels—7.8%
Anadarko Petroleum Corp.	3,119,860	228,529,745
Newfield Exploration Co. (a) (b)	255,400	7,725,850

		236,255,595

Pharmaceuticals—4.8%
Allergan plc	786,777	131,171,461
Valeant Pharmaceuticals International, Inc. (a)	653,070	15,177,347

		146,348,808

Semiconductors & Semiconductor Equipment—7.3%
Broadcom, Inc.	536,161	130,094,105
Cree, Inc. (a) (b)	862,200	35,841,654
Intel Corp. (b)	1,088,348	54,101,779

		220,037,538

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—5.9%
Autodesk, Inc. (a)	894,300	$117,233,787
Citrix Systems, Inc. (b)	521,100	54,632,124
Nuance Communications, Inc. (a) (b)	400,000	5,554,000

		177,419,911

Technology Hardware, Storage & Peripherals—5.5%
Seagate Technology plc (b)	2,348,500	132,619,795
Western Digital Corp.	444,489	34,407,894

		167,027,689

Trading Companies & Distributors—0.1%
NOW, Inc. (a) (b)	229,219	3,055,489

Total Common Stocks (Cost $1,974,388,861)		3,013,386,888

Rights—0.0%

Health Care Equipment & Supplies—0.0%
Wright Medical Group NV, Expires 03/01/19 (a) (Cost $573,350)	229,340	300,435

Short-Term Investment—0.1%

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $3,037,460; collateralized by U.S. Treasury Note at 1.625%, maturing 11/15/22, with a market value of $3,101,691.	3,037,257	3,037,257

Total Short-Term Investments (Cost $3,037,257)		3,037,257

Securities Lending Reinvestments (c)—10.6%

Certificates of Deposit—6.3%
Banco Del Estado De Chile New York 2.588%, 1M LIBOR + 0.500%, 09/21/18 (d)	5,000,000	5,002,980
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	4,000,000	3,999,768
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (d)	15,000,000	15,021,000
Barclays Bank plc 2.430%, 08/01/18	2,500,000	2,500,743
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (d)	10,500,000	10,499,013
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (d)	4,000,000	4,001,500
China Construction Bank 2.550%, 09/17/18	10,000,000	9,999,830
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (d)	11,000,000	10,999,219
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (d)	4,000,000	3,999,396

Certificates of Deposit—(Continued)
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	7,500,000	7,505,835
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (d)	12,500,000	12,500,575
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	5,000,000	4,999,795
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (d)	5,000,000	5,000,260
2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	4,000,000	4,001,840
2.548%, 3M LIBOR + 0.190%, 02/01/19 (d)	2,000,000	2,000,494
Norinchukin Bank New York 2.291%, 1M LIBOR + 0.200%, 07/23/18 (d)	8,000,000	7,999,336
2.301%, 1M LIBOR + 0.300%, 09/04/18 (d)	4,000,000	3,999,004
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (d)	12,500,000	12,499,875
2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	2,000,000	2,000,920
2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	2,500,000	2,502,002
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (d)	12,000,000	11,999,796
Standard Chartered plc 2.250%, 08/21/18	5,000,000	5,000,765
2.384%, 1M LIBOR + 0.300%, 08/22/18 (d)	3,000,000	3,000,072
2.466%, 1M LIBOR + 0.420%, 10/11/18 (d)	5,000,000	5,001,055
Sumitomo Mitsui Banking Corp., New York 2.235%, 1M LIBOR + 0.230%, 09/05/18 (d)	3,000,000	3,000,090
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (d)	4,000,000	4,000,000
2.445%, 3M LIBOR + 0.090%, 10/18/18 (d)	2,001,565	2,000,070
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (d)	4,750,000	4,750,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (d)	5,000,000	5,000,060
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (d)	2,500,000	2,500,058
2.502%, 3M LIBOR + 0.140%, 10/26/18 (d)	2,500,000	2,503,179
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	10,000,000	9,999,340

		189,787,870

Commercial Paper—1.9%
Bank of China, Ltd. 2.500%, 07/23/18	4,968,403	4,993,715
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	12,500,000	12,505,488
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (d)	8,000,000	7,999,928
Sheffield Receivables Co. 2.490%, 11/26/18	8,882,348	8,906,697
Starbird Funding Corp. 2.300%, 08/10/18	7,955,022	7,980,040
Toyota Motor Credit Corp. 2.310%, 09/18/18	4,962,142	4,974,610
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	10,000,000	9,998,080

		57,358,558

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Master Demand Notes—0.2%
Natixis Financial Products LLC 2.160%, OBFR + 0.250%, 07/02/18 (d)	5,000,000	$5,000,000

Repurchase Agreements—1.9%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $4,600,993; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $4,692,191.	4,600,188	4,600,188
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $5,019,378; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $5,271,438.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $606,670; collateralized by various Common Stock with an aggregate market value of $669,725.	600,000	600,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $2,555,578; collateralized by various Common Stock with an aggregate market value of $2,790,522.	2,500,000	2,500,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $701,789; collateralized by various Common Stock with an aggregate market value of $778,537.	700,000	700,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $3,878,248; collateralized by various Common Stock with an aggregate market value of $4,070,000.	3,700,000	3,700,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $15,436,650; collateralized by various Common Stock with an aggregate market value of $16,500,002.	15,000,000	15,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $1,923,492; collateralized by various Common Stock with an aggregate market value of $2,114,493.	1,900,000	1,900,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $7,549,233; collateralized by various Common Stock with an aggregate market value of $8,346,684.	7,500,000	7,500,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $2,919,156; collateralized by various Common Stock with an aggregate market value of $3,227,271.	2,900,000	2,900,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $2,112,915; collateralized by various Common Stock with an aggregate market value of $2,336,989.	2,100,000	2,100,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $3,218,769; collateralized by various Common Stock with an aggregate market value of $3,561,126.	3,200,000	3,200,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,709,293; collateralized by various Common Stock with an aggregate market value of $1,891,848.	1,700,000	1,700,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $7,534,233; collateralized by various Common Stock with an aggregate market value of $8,346,389.	7,500,000	7,500,000

		58,900,188

Time Deposits—0.3%
Australia New Zealand Bank 1.900%, 07/02/18	2,000,000	2,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	1,000,000	1,000,000
DNB Bank ASA 1.870%, 07/02/18	2,000,000	2,000,000
Nordea Bank New York 1.880%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	2,000,000	2,000,000

		9,000,000

Total Securities Lending Reinvestments (Cost $320,006,726)		320,046,616

Total Investments—110.7% (Cost $2,298,006,194)		3,336,771,196
Other assets and liabilities (net)—(10.7)%		(322,544,059)

Net Assets—100.0%		$3,014,227,137

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $311,202,215 and the collateral received consisted of cash in the amount of $319,919,666. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,013,386,888	$—	$—	$3,013,386,888
Total Rights*	300,435	—	—	300,435
Total Short-Term Investment*	—	3,037,257	—	3,037,257
Total Securities Lending Reinvestments*	—	320,046,616	—	320,046,616
Total Investments	$3,013,687,323	$323,083,873	$—	$3,336,771,196

Collateral for Securities Loaned (Liability)	$—	$(319,919,666)	$—	$(319,919,666)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$3,336,771,196
Receivable for:
Fund shares sold	128,450
Dividends and interest	2,376,207

Total Assets	3,339,275,853
Liabilities
Collateral for securities loaned	319,919,666
Payables for:
Fund shares redeemed	2,984,331
Accrued Expenses:
Management fees	1,364,195
Distribution and service fees	226,773
Deferred trustees’ fees	187,880
Other expenses	365,871

Total Liabilities	325,048,716

Net Assets	$3,014,227,137

Net Assets Consist of:
Paid in surplus	$1,711,558,965
Undistributed net investment income	11,653,833
Accumulated net realized gain	252,251,394
Unrealized appreciation on investments and foreign currency transactions	1,038,762,945

Net Assets	$3,014,227,137

Net Assets
Class A	$1,911,985,911
Class B	1,063,159,244
Class E	39,081,982
Capital Shares Outstanding*
Class A	102,899,511
Class B	58,647,439
Class E	2,135,181
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.58
Class B	18.13
Class E	18.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,298,006,194.
(b)	Includes securities loaned at value of $311,202,215.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$21,154,674
Interest	11,392
Securities lending income	992,299

Total investment income	22,158,365
Expenses
Management fees	8,754,537
Administration fees	49,763
Custodian and accounting fees	93,715
Distribution and service fees—Class B	1,351,738
Distribution and service fees—Class E	29,617
Audit and tax services	21,788
Legal	21,573
Trustees’ fees and expenses	20,711
Shareholder reporting	87,890
Insurance	10,079
Miscellaneous	14,818

Total expenses	10,456,229
Less management fee waiver	(269,755)
Less broker commission recapture	(8,586)

Net expenses	10,177,888

Net Investment Income	11,980,477

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	250,156,714
Foreign currency transactions	1,451

Net realized gain	250,158,165

Net change in unrealized depreciation on:
Investments	(64,473,654)
Foreign currency transactions	(434)

Net change in unrealized depreciation	(64,474,088)

Net realized and unrealized gain	185,684,077

Net Increase in Net Assets From Operations	$197,664,554

(a)	Net of foreign withholding taxes of $94,234.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,980,477	$21,715,033
Net realized gain	250,158,165	279,886,446
Net change in unrealized appreciation (depreciation)	(64,474,088)	248,696,303

Increase in net assets from operations	197,664,554	550,297,782

From Distributions to Shareholders
Net investment income
Class A	(15,342,930)	(19,479,926)
Class B	(5,956,029)	(7,902,017)
Class E	(258,378)	(323,547)
Net realized capital gains
Class A	(86,514,327)	0
Class B	(49,109,142)	0
Class E	(1,792,243)	0

Total distributions	(158,973,049)	(27,705,490)

Decrease in net assets from capital share transactions	(262,560,401)	(396,662,505)

Total increase (decrease) in net assets	(223,868,896)	125,929,787

Net Assets
Beginning of period	3,238,096,033	3,112,166,246

End of period	$3,014,227,137	$3,238,096,033

Undistributed net investment income
End of period	$11,653,833	$21,230,693

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	925,506	$17,321,147	1,364,058	$23,545,464
Reinvestments	5,400,703	101,857,257	1,145,204	19,479,926
Redemptions	(17,285,840)	(327,403,036)	(16,470,516)	(284,664,917)

Net decrease	(10,959,631)	$(208,224,632)	(13,961,254)	$(241,639,527)

Class B
Sales	619,660	$11,429,304	2,023,005	$34,165,695
Reinvestments	2,991,047	55,065,171	475,739	7,902,017
Redemptions	(6,429,332)	(119,843,694)	(11,353,653)	(191,639,830)

Net decrease	(2,818,625)	$(53,349,219)	(8,854,909)	$(149,572,118)

Class E
Sales	38,737	$727,748	115,866	$1,967,683
Reinvestments	110,367	2,050,621	19,293	323,547
Redemptions	(201,085)	(3,764,919)	(452,612)	(7,742,090)

Net decrease	(51,981)	$(986,550)	(317,453)	$(5,450,860)

Decrease derived from capital shares transactions		$(262,560,401)		$(396,662,505)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$18.40		$15.65	$15.30		$15.97	$13.45	$9.26

Income (Loss) from Investment Operations
Net investment income (a)	0.08		0.13	0.15	(b)	0.10	0.07	0.05
Net realized and unrealized gain (loss) on investments	1.13		2.78	0.30		(0.70)	2.50	4.19

Total from investment operations	1.21		2.91	0.45		(0.60)	2.57	4.24

Less Distributions
Distributions from net investment income	(0.16)		(0.16)	(0.10)		(0.07)	(0.05)	(0.05)
Distributions from net realized capital gains	(0.87)		0.00	0.00		0.00	0.00	0.00

Total distributions	(1.03)		(0.16)	(0.10)		(0.07)	(0.05)	(0.05)

Net Asset Value, End of Period	$18.58		$18.40	$15.65		$15.30	$15.97	$13.45

Total Return (%) (c)	6.49	(d)	18.70	2.98		(3.81)	19.12	45.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(e)	0.57	0.57		0.57	0.57	0.61
Net ratio of expenses to average net assets (%) (f)	0.56	(e)	0.56	0.57		0.57	0.56	0.61
Ratio of net investment income to average net assets (%)	0.85	(e)	0.76	1.00	(b)	0.64	0.50	0.43
Portfolio turnover rate (%)	0	(d)(g)	2	2		1	0 (g)	7
Net assets, end of period (in millions)	$1,912.0		$2,095.1	$1,999.9		$2,029.0	$2,285.1	$1,496.3

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$17.95		$15.27	$14.93		$15.59	$13.13	$9.04

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.09	0.11	(b)	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments	1.10		2.71	0.29		(0.69)	2.44	4.10

Total from investment operations	1.16		2.80	0.40		(0.63)	2.48	4.12

Less Distributions
Distributions from net investment income	(0.11)		(0.12)	(0.06)		(0.03)	(0.02)	(0.03)
Distributions from net realized capital gains	(0.87)		0.00	0.00		0.00	0.00	0.00

Total distributions	(0.98)		(0.12)	(0.06)		(0.03)	(0.02)	(0.03)

Net Asset Value, End of Period	$18.13		$17.95	$15.27		$14.93	$15.59	$13.13

Total Return (%) (c)	6.38	(d)	18.41	2.68		(4.04)	18.89	45.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(e)	0.82	0.82		0.82	0.82	0.86
Net ratio of expenses to average net assets (%) (f)	0.81	(e)	0.81	0.82		0.82	0.81	0.86
Ratio of net investment income to average net assets (%)	0.60	(e)	0.51	0.74	(b)	0.39	0.25	0.18
Portfolio turnover rate (%)	0	(d)(g)	2	2		1	0 (g)	7
Net assets, end of period (in millions)	$1,063.2		$1,103.4	$1,073.6		$1,190.8	$1,335.9	$727.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$18.13		$15.42	$15.07		$15.74	$13.26	$9.12

Income (Loss) from Investment Operations
Net investment income (a)	0.07		0.10	0.12	(b)	0.08	0.05	0.03
Net realized and unrealized gain (loss) on investments	1.10		2.75	0.30		(0.70)	2.46	4.14

Total from investment operations	1.17		2.85	0.42		(0.62)	2.51	4.17

Less Distributions
Distributions from net investment income	(0.13)		(0.14)	(0.07)		(0.05)	(0.03)	(0.03)
Distributions from net realized capital gains	(0.87)		0.00	0.00		0.00	0.00	0.00

Total distributions	(1.00)		(0.14)	(0.07)		(0.05)	(0.03)	(0.03)

Net Asset Value, End of Period	$18.30		$18.13	$15.42		$15.07	$15.74	$13.26

Total Return (%) (c)	6.37	(d)	18.54	2.84		(3.99)	18.94	45.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(e)	0.72	0.72		0.72	0.72	0.76
Net ratio of expenses to average net assets (%) (f)	0.71	(e)	0.71	0.72		0.72	0.71	0.76
Ratio of net investment income to average net assets (%)	0.70	(e)	0.61	0.84	(b)	0.49	0.36	0.28
Portfolio turnover rate (%)	0	(d)(g)	2	2		1	0 (g)	7
Net assets, end of period (in millions)	$39.1		$39.6	$38.6		$43.9	$51.5	$24.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Rounds to less than 1%.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, expired capital losses and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

BHFTI-14

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $3,037,257. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $58,900,188. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$5,511,900	$0	$406,885,906

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$8,754,537	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. ClearBridge Investments, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-16

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Management Fee Waiver - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	$1 billion to $1.75 billion
0.050%	$1.75 billion to $2 billion
0.025%	$2.85 billion to $3 billion
0.045%	On amounts in excess of $3 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$2,295,647,638

Gross unrealized appreciation	1,243,288,678
Gross unrealized depreciation	(202,165,120)

Net unrealized appreciation (depreciation)	$1,041,123,558

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$27,705,490	$17,788,920	$—	$—	$27,705,490	$17,788,920

BHFTI-17

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$21,428,377	$137,150,382	$1,105,595,589	$—	$—	$1,264,174,348

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $144,430,308.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-18

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Managed by FIAM, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class B shares of the Fidelity Institutional Asset Management Government Income Portfolio returned -1.62%. The Portfolio’s primary benchmark, the Bloomberg Barclays U.S. Government Bond Index1, returned -1.05%, while the Portfolio’s Custom Blended Benchmark2 returned -1.32% over the same period.

MARKET ENVIRONMENT / CONDITIONS

For the six months ending June 30, 2018, the U.S. investment-grade bond market earned a total return of -1.62%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The market environment during this time was characterized by rising interest rates, a flattening (where short-term yields more faster than longer term yields) U.S. Treasury yield curve, widening credit spreads, and a level of volatility that began the year at historically low levels but spiked dramatically in late January, remaining range-bound for the most part ever since. Shorter-dated bonds generally performed better than longer-dated ones, and higher-quality bonds generally performed better than those of lower quality.

The upward trend of U.S. Treasury yields was uneven during the first half of the year, with yields on short-term bonds rising the most—anywhere from 53 to 65 basis points (“bps”)—followed by intermediate-term bonds (45 to 48 bps) and long-term bonds (24 to 33 bps). The result was a noticeable flattening in the slope of the U.S. Treasury yield curve—by 33 bps, all told—as measured by the slope between the 1-year U.S. Treasury bill and the 30-year U.S. Treasury bond.

U.S. Treasury yields were also volatile during the first half of the year—rising in January and February, falling in March, rising in April, falling in May, and rising again in June. This choppiness came as a surprise to many market pundits, who had predicted that bond yields would move steadily higher as the U.S. economy entered the late stage of the economic cycle, buoyed by the knock-on effects of the Tax Cuts and Jobs Act and the federal government’s $1.3 trillion omnibus spending bill. In fact, early on, it looked like the pundits might be right, as the yield on the 10-year U.S. Treasury note rose 32 bps in January, even as U.S. stock prices were achieving record highs, only to see the upward trajectory stalled by renewed fears about inflation and a spike in volatility.

The yield on the 10-year U.S. Treasury note failed to remain above 3.00% for an extended period of time during this cycle. After trading sideways from mid-February to mid-April, the 10-year U.S. Treasury note traded above 3.00% for three days in late April before retreating. In May, the yield on the 10-year U.S. Treasury note moved even higher, reaching its first-half high of 3.11% on May 17th, before being knocked down again to 2.83% on May 25th when it was reported that Italy had elected a populist/nationalist government. This news sent tremors through the global capital markets, since it raised the prospect that Italy might follow Great Britain’s lead and seek to exit the European Union.

The yield on the 10-year U.S. Treasury note again approached the 3.00% level in June, this time rising to a high of 2.98% on June 13th, only to fall back once again, this time due to rising trade tensions between the United States and China. This news raised the prospect of a trade war that might result in worldwide stagflation—i.e., slower global economic growth and rising global consumer prices. The 10-year U.S. Treasury note ended the period trading at a yield of 2.85%, 45 bps higher than it had traded at the beginning of the year.

As a result of these gyrations, the U.S. Treasury bond market, as measured by the Bloomberg Barclays U.S. Treasury Bond Index, turned in a lackluster performance during the first half of the year, earning a total return of -1.08% in a market environment where the positive returns from coupon income were more than offset by the negative returns resulting from rising interest rates and declining bond prices.

U.S. Agency debentures, as measured by the Bloomberg Barclays U.S. Agency Bond Index, just matched the total return of their Treasury counterparts (after adjusting for duration), and thus produced 0 bps of excess return over comparable Treasuries.

Within the securitized debt space, the asset-backed security (“ABS”) sector, as measured by the ABS component of the Bloomberg Barclays U.S. Aggregate Bond Index, was the top-performer, producing an excess return of -2 bps compared to similar-duration Treasuries. Performance in this sector was strongest among those ABS backed by automobile loans.

Commercial mortgage-backed securities (“CMBS”), as measured by the CMBS component of the Bloomberg Barclays U.S. Aggregate Bond Index, trailed ABS during the period, but not by much, underperforming similar-duration U.S. Treasuries by only 6 bps.

Agency mortgage-backed securities (“MBS”), as measured by the Bloomberg Barclays U.S. MBS Index, were the laggard during the period, earning an excess return of -24 bps compared to duration-matched Treasuries. Within this sector, mortgages guaranteed by the Government National Mortgage Association (“Ginnie Mae”) were the strongest performers (-20 bps on an excess-return, duration-adjusted basis), followed by the mortgages issued by the Federal National Mortgage Association (“Fannie Mae”) (-22 bps) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) (-30 bps).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio performed in line with its custom benchmark over the six-month period ending June 30, 2018. Returns were largely driven by favorable yield curve positioning, security selection, and to a lesser extent overall sector allocation.

The Portfolio’s relative performance was positively affected by changes in the level, slope, and shape of the U.S. Treasury yield curve. The Portfolio maintained a neutral or near-neutral duration

BHFTI-1

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Managed by FIAM, LLC

Portfolio Manager Commentary*—(Continued)

posture during the first half of the year, and ordinarily such a posture would have had almost no effect on relative performance, regardless of the upward or downward shift in the term structure of interest rates. However, the Portfolio’s yield-curve positioning strategy—i.e., its relative mix of short-term, intermediate-term, and long-term securities versus the benchmark—proved to be of consequence, as the Portfolio’s key-rate durations were generally shorter-than-benchmark at key rates where yields rose the most—e.g., the 5-year node—and generally longer-than-benchmark at key rates where yields rose the least—e.g., the 10-year node. The net effect of this yield-curve positioning strategy was a positive contribution to excess return, albeit a modest one.

In the sector allocation category, the Portfolio maintained a large underweight to U.S. Treasuries, a large underweight to U.S. Agency debentures, and a very large overweight to U.S. Agency securitized debt products. Within the securitized debt space, the Portfolio maintained a slight overweight to in-benchmark securities—i.e., fixed-rate Agency mortgage pass-throughs—and a large overweight to out-of-benchmark securities—i.e., Agency collateralized mortgage obligations (“CMOs”), Agency CMBS, and ABS.

This sector allocation strategy produced mixed results, with a marginal impact on excess return. From a big picture perspective, the Portfolio’s allocation to Treasuries and Treasury futures contracts had a slightly positive effect on relative performance; the Portfolio’s allocation to securitized debt products had a negative effect on relative performance; and the Portfolio’s allocation to U.S. Agency debentures had a negligible effect on relative performance.

In the securitized debt space, there were three meaningful detractors from excess return: first, the large out-of-benchmark allocation to Agency CMBS; second, the large out-of-benchmark allocation to Agency CMOs (most notably those Agency CMOs backed by rental payments on single-family homes); and third, the moderate out-of-benchmark allocation to ABS (most notably those ABS backed by government-guaranteed student loans). All of these holdings experienced some degree of spread-widening during the first half of the year, which in turn led to underperformance versus comparable Treasuries on a duration-adjusted basis.

This underperformance, however, was partially offset by the Portfolio’s sector allocation strategy at the sub-sector level. In the securitized debt space, for example, the Portfolio was overweight those segments of the Agency MBS universe that performed especially well, and underweight to those segments of the universe that performed especially poorly. For example, Ginnie Maes outperformed conventionals (i.e., Fannie Maes and Freddie Macs) over the last six months, and the Portfolio was overweight the former and underweight the latter. At the same time, Agency MBS in the lower range of the coupon stack underperformed those in the middle to upper range of the coupon stack, and the Portfolio was underweight to the former and overweight to the latter. These small tilts in the Portfolio’s asset allocation at the sub-sector level made a small positive contribution to excess return.

Security selection worked particularly well in two areas: Agency MBS and U.S. Agency debentures. Within the Agency MBS category, the Portfolio’s holdings in 15-year and 30-year fixed-rate mortgage pass-throughs both performed well. Within the 30-year category, the outperformance was especially evident among those issues that carried coupons in the middle range of the coupon stack (i.e., 4.0% to 5.0%). Many of these securities had certain structural or idiosyncratic features that made them prepay more slowly than the market as a whole, thus allowing the Portfolio to collect premium coupon income for a longer period of time than would otherwise be the case. Within the U.S. Agency debenture space, the Portfolio invested in certain debentures that also performed well—most notably, those of the National Credit Union Administration. All told, these relative gains combined to have a positive effect on excess return.

The Portfolio made effective use of derivatives—in particular, interest-rate futures contracts, interest-rate swaps, and interest-rate swaptions—in managing its exposure to interest-rate movements. The notional value of these instruments represented only about 8% of the Portfolio’s net assets, on average, so their use was careful and deliberate. Nevertheless, derivatives played an important role in managing the Portfolio’s exposure to changes in the level, slope, and shape of the U.S. Treasury yield curve, as well as to the volatility of interest rates. These derivative positions performed in line with expectations over the reporting period.

At the end of June, the Portfolio maintained a neutral duration posture and a near-neutral yield-curve positioning posture relative to its custom benchmark. At the sector level, the Portfolio continued to maintain a large underweight to U.S. Treasuries (including a zero weight in U.S. TIPS), a large underweight to U.S. Agency debentures, and a large overweight to securitized debt products. Within the securitized debt space, the Portfolio maintained the following positions: a small overweight to in-benchmark securities—i.e., fixed-rate Agency mortgage pass-throughs—and a large overweight to out-of-benchmark securities, including a large allocation to CMOs (primarily Agency), a large allocation to CMBS (primarily Agency), and a moderate allocation to ABS.

At the security level, the Portfolio continued to maintain sizable positions in Agency mortgage pass-throughs that offer premium coupon income and significant protection against faster prepayments. The Portfolio also held a large position in Agency CMOs, about 75% of which carried fixed-rate coupons and about 25% of which carried floating-rate ones; these floating-rate CMOs offer some measure of protection in the event of rising interest rates. In addition, the Portfolio held a large position in Agency CMBS, with a focus on securities of superior credit quality; such securities are likely to

BHFTI-2

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Managed by FIAM, LLC

Portfolio Manager Commentary*—(Continued)

perform well in the event that volatility spikes and yield spreads widen. Finally, the Portfolio continued to underweight the larger, more liquid debentures in the U.S. Agency sector in favor of the smaller, less liquid ones, as the latter often offer superior yields with little or no give-up in terms of credit quality.

Franco Castagliuolo

Sean Corcoran

Portfolio Managers

FIAM, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-3

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
Fidelity Institutional Asset Management Government Income Portfolio
Class B	-1.62	-0.97	1.83	2.35
Bloomberg Barclays U.S. Government Bond Index	-1.05	-0.63	1.48	2.10
Custom Benchmark	-1.32	-0.36	2.27	2.81

1 The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Bloomberg Barclays 5+ Year Treasury Index (40%), the Bloomberg Barclays U.S. MBS Index (35%) and the Bloomberg Barclays U.S. Agency Bond Index (25%)

3 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	86.9
Asset-Backed Securities	7.7
Foreign Government	4.7
Mortgage-Backed Securities	1.7
Corporate Bonds & Notes	1.5
Purchased Options	0.3

BHFTI-4

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Fidelity Institutional Asset Management Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class B (a)	Actual	0.71%	$1,000.00	$983.80	$3.49
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—86.9% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—60.3%
Fannie Mae 15 Yr. Pool 2.500%, TBA (a)	2,700,000	$2,624,069
3.000%, TBA (a)	3,025,000	3,007,242
3.500%, 12/01/25	24,185	24,490
3.500%, 03/01/30	58,957	59,902
3.500%, 10/01/30	130,758	132,527
3.500%, 12/01/30	64,962	65,885
3.500%, 02/01/31	670,978	680,523
3.500%, TBA (a)	100,000	101,195
4.500%, 12/01/23	16,212	16,334
4.500%, 11/01/25	821,757	853,266
5.000%, 03/01/23	9,956	10,354
Fannie Mae 20 Yr. Pool 3.500%, 07/01/32	3,391,492	3,427,792
3.500%, 01/01/34	2,198,401	2,231,347
4.000%, 11/01/31	1,370,633	1,418,177
4.000%, 08/01/32	1,112,862	1,151,485
Fannie Mae 30 Yr. Pool 2.500%, 01/01/43	2,771,225	2,607,871
2.500%, 04/01/47	590,998	553,765
3.000%, 09/01/42	2,622,128	2,564,803
3.000%, 10/01/42	1,990,737	1,947,217
3.000%, 11/01/42	4,024,691	3,934,830
3.000%, 08/01/46	2,246,075	2,179,110
3.000%, 11/01/46	2,447,983	2,374,994
3.000%, TBA (a)	14,900,000	14,433,792
3.500%, 04/01/46	3,962,677	3,955,902
3.500%, 07/01/47	3,185,224	3,189,096
3.500%, 12/01/47	24,211,751	24,160,400
3.500%, TBA (a)	8,400,000	8,360,486
4.000%, 10/01/39	127,249	130,665
4.000%, 11/01/40	5,401,940	5,548,030
4.000%, 01/01/42	338,963	348,141
4.000%, 04/01/42	506,391	520,099
4.000%, 10/01/42	753,655	773,866
4.000%, 11/01/42	250,731	256,914
4.000%, 04/01/43	249,137	254,558
4.000%, 06/01/43	384,964	395,160
4.000%, 08/01/43	479,002	490,223
4.000%, 09/01/43	2,113,898	2,168,630
4.000%, 02/01/44	139,179	142,301
4.000%, 04/01/44	210,813	215,542
4.000%, 02/01/45	248,680	254,029
4.000%, 06/01/45	98,676	101,244
4.000%, 12/01/45	1,204,789	1,229,163
4.000%, 03/01/46	258,764	264,005
4.000%, 05/01/46	74,939	76,438
4.000%, 06/01/47	636,347	649,516
4.000%, 07/01/47	1,648,064	1,682,256
4.000%, 09/01/47	61,147	62,425
4.000%, 10/01/47	427,309	436,197
4.000%, 11/01/47	67,656	69,070
4.000%, 12/01/47	336,543	343,577
4.000%, 01/01/48	39,092	39,909
4.000%, 02/01/48	156,413	159,682
4.000%, 03/01/48	454,080	463,570

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.000%, 04/01/48	7,800,583	7,980,508
4.000%, 05/01/48	1,733,995	1,774,530
4.000%, TBA (a)	11,500,000	11,724,271
4.500%, 12/01/40	1,967,164	2,069,759
4.500%, 07/01/41	314,807	331,224
4.500%, 08/01/41	188,796	198,642
4.500%, 11/01/41	4,380,433	4,598,716
4.500%, 09/01/42	785,055	825,921
4.500%, 12/01/43	281,854	294,771
4.500%, 10/01/44	1,970,295	2,066,836
4.500%, 02/01/45	727,177	762,807
4.500%, TBA (a)	8,700,000	9,049,575
5.000%, 04/01/41	27,292	28,935
5.000%, 06/01/41	44,728	47,984
5.000%, 08/01/41	117,605	126,165
5.500%, 12/01/39	696,320	752,020
5.500%, 04/01/40	882,162	951,300
5.500%, 06/01/40	92,816	100,053
5.500%, 05/01/41	312,347	336,918
5.500%, 06/01/41	475,298	512,362
5.500%, 07/01/41	584,539	630,117
5.500%, 12/01/41	1,015,762	1,098,188
5.500%, 02/01/42	2,359,813	2,543,812
5.500%, 05/01/44	591,069	637,157
6.000%, 01/01/34	88,672	97,703
6.000%, 08/01/34	144,844	159,643
6.000%, 10/01/34	149,472	167,159
6.000%, 11/01/34	117,685	129,732
6.000%, 01/01/35	144,190	158,700
6.000%, 04/01/35	222,365	245,057
6.000%, 06/01/36	351,929	388,019
6.000%, 05/01/37	515,078	567,795
6.000%, 09/01/37	28,237	31,539
6.000%, 10/01/37	416,539	468,989
6.000%, 01/01/38	398,086	448,017
6.000%, 03/01/38	137,836	154,820
6.000%, 07/01/38	78,431	86,119
6.000%, 01/01/40	386,984	435,654
6.000%, 05/01/40	543,862	612,165
6.000%, 07/01/41	507,046	561,014
6.000%, 01/01/42	46,773	51,731
6.500%, 07/01/32	100,931	112,758
6.500%, 12/01/32	30,116	33,569
6.500%, 07/01/35	34,996	39,017
6.500%, 12/01/35	317,892	354,350
6.500%, 08/01/36	523,569	583,027
Fannie Mae ARM Pool 2.575%, 12M LIBOR + 1.726%, 06/01/42 (b)	89,391	92,530
2.686%, 12M LIBOR + 1.818%, 02/01/42 (b)	403,073	419,078
3.046%, 12M LIBOR + 1.818%, 09/01/41 (b)	45,283	47,342
3.361%, 12M LIBOR + 1.830%, 10/01/41 (b)	36,812	38,573
3.539%, 12M LIBOR + 1.818%, 07/01/41 (b)	64,098	67,397
3.583%, 12M LIBOR + 1.800%, 07/01/41 (b)	77,303	81,260
Fannie Mae Grantor Trust 2.898%, 06/25/27	12,392,759	11,917,936

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 3.000%, 08/01/27	140,621	$140,513
3.000%, 10/01/27	238,695	238,511
3.000%, 11/01/27	85,718	85,652
3.000%, 12/01/27	118,126	118,035
3.000%, 01/01/28	110,628	110,542
3.000%, 02/01/28	105,918	105,836
3.000%, 03/01/28	113,644	113,556
3.000%, 04/01/28	104,752	104,672
3.000%, 05/01/28	117,921	117,831
3.000%, 06/01/28	118,603	118,511
3.000%, 07/01/28	106,907	106,824
3.000%, 08/01/28	121,273	121,179
3.000%, 09/01/28	129,907	129,807
3.000%, 01/01/29	119,082	118,990
3.000%, 03/01/29	119,500	119,408
3.500%, 09/01/32	3,798,593	3,841,169
3.500%, 10/01/56	2,391,027	2,375,094
6.474%, 02/01/39	290,093	309,308
6.500%, 08/01/39	1,690,388	1,891,988
Fannie Mae REMICS (CMO) 1.750%, 06/25/42	301,069	282,013
1.750%, 01/25/43	302,279	286,651
3.000%, 05/25/46	4,995,537	4,937,055
3.011%, 1M LIBOR + 0.920%, 03/25/36 (b)	385,291	394,736
3.021%, 1M LIBOR + 0.930%, 06/25/36 (b)	614,779	631,410
4.109%, -1 x 1M LIBOR + 6.200%, 06/25/45 (b) (c)	2,311,205	288,966
4.250%, 03/25/42	1,859,389	1,907,331
4.459%, -1 x 1M LIBOR + 6.550%, 06/25/41 (b) (c)	550,191	70,605
4.459%, -1 x 1M LIBOR + 6.550%, 11/25/41 (b) (c)	848,716	131,280
4.500%, 12/25/40	158,978	167,222
4.509%, -1 x 1M LIBOR + 6.600%, 08/25/39 (b) (c)	419,810	49,570
4.519%, -1 x 1M LIBOR + 6.610%, 04/25/41 (b) (c)	615,469	80,756
4.750%, 01/25/41	422,060	443,164
5.000%, 12/25/23	181,056	186,730
5.000%, 12/25/34	313,727	336,960
5.000%, 03/25/35	256,469	274,669
5.000%, 08/25/39	422,674	452,675
5.000%, 02/25/41	222,687	241,221
5.000%, 05/15/41	838,703	947,530
5.500%, 07/25/34	111,546	113,965
5.500%, 06/25/35	158,158	165,428
5.500%, 08/25/35	1,136,394	1,208,423
6.000%, 06/25/45 (c)	732,795	164,663
Freddie Mac 15 Yr. Gold Pool 3.000%, 06/01/31	715,471	711,324
6.000%, 01/01/24	221,501	231,348
Freddie Mac 20 Yr. Gold Pool 3.000%, 11/01/33	2,183,843	2,175,863
3.500%, 03/01/32	1,297,494	1,316,234
3.500%, 06/01/32	3,513,142	3,563,794
3.500%, 07/01/32	1,196,096	1,213,338
3.500%, 02/01/34	5,012,949	5,085,386
4.000%, 06/01/33	1,445,017	1,494,847
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	187,171	182,681

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.000%, 01/01/43	215,421	210,384
3.000%, 02/01/43	1,106,046	1,080,407
3.000%, 03/01/43	11,190,037	10,929,903
3.000%, 06/01/43	3,570,095	3,484,932
3.000%, 06/01/46	74,049	71,792
3.000%, 11/01/46	423,838	410,786
3.500%, 04/01/40	379,021	380,165
3.500%, 05/01/40	453,661	455,032
3.500%, 06/01/40	762,978	765,282
3.500%, 07/01/40	186,566	187,129
3.500%, 08/01/40	375,798	376,933
3.500%, 09/01/40	287,711	288,580
3.500%, 10/01/40	232,880	233,584
3.500%, 11/01/40	242,440	243,172
3.500%, 12/01/40	289,904	290,780
3.500%, 04/01/42	738,953	741,440
3.500%, 07/01/42	138,114	138,529
3.500%, 08/01/42	57,137	57,298
3.500%, 09/01/42	330,238	331,237
3.500%, 10/01/42	1,753,586	1,758,844
3.500%, 01/01/43	810,634	813,083
3.500%, 02/01/43	345,080	346,123
3.500%, 04/01/43	6,474,902	6,494,442
3.500%, 05/01/43	533,962	535,576
3.500%, 11/01/44	528,720	528,544
3.500%, 11/01/45	5,433,792	5,428,335
3.500%, 01/01/46	726,146	725,267
3.500%, 02/01/46	1,026,655	1,024,042
3.500%, 05/01/46	1,652,606	1,651,561
3.500%, 06/01/46	874,380	871,879
3.500%, 07/01/46	2,161,255	2,155,963
3.500%, 08/01/46	420,456	419,166
3.500%, 01/01/47	3,145,979	3,141,139
3.500%, 02/01/47	3,404,898	3,392,405
3.500%, 07/01/47	1,533,367	1,526,916
3.500%, 11/01/47	199,375	198,462
3.500%, 12/01/47	968,681	964,217
4.000%, 11/01/41	17,446	17,937
4.000%, 09/01/42	109,711	112,962
4.000%, 10/01/42	98,501	100,960
4.000%, 11/01/42	495,832	510,052
4.000%, 12/01/42	196,258	201,586
4.000%, 01/01/43	39,265	40,356
4.000%, 02/01/43	274,051	281,664
4.000%, 03/01/43	120,813	124,169
4.000%, 04/01/43	51,497	52,943
4.000%, 05/01/43	555,538	571,874
4.000%, 06/01/43	43,150	44,314
4.000%, 07/01/43	448,055	460,827
4.000%, 08/01/43	343,780	353,444
4.000%, 09/01/43	598,145	614,765
4.000%, 10/01/43	551,891	568,009
4.000%, 11/01/43	22,091	22,530
4.000%, 01/01/44	668,117	687,918
4.000%, 02/01/44	88,595	91,058

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.000%, 03/01/44	62,493	$64,632
4.000%, 04/01/44	77,114	79,788
4.000%, 12/01/44	17,615	17,965
4.000%, 01/01/45	577,050	590,536
4.000%, 12/01/45	637,664	652,593
4.000%, 07/01/47	4,504,757	4,599,482
4.000%, 12/01/47	2,109,327	2,152,209
4.000%, 01/01/48	498,716	508,894
4.000%, 02/01/48	459,581	468,977
4.000%, 04/01/48	211,678	216,022
4.000%, 05/01/48	998,777	1,021,903
4.500%, 05/01/39	115,598	120,975
4.500%, 07/01/40	2,366,989	2,489,326
4.500%, 09/01/40	1,056,943	1,111,618
4.500%, 02/01/41	90,634	95,322
4.500%, 08/01/41	961,146	1,008,211
4.500%, 09/01/41	105,818	111,292
4.500%, 10/01/41	209,181	219,707
4.500%, 02/01/44	46,434	48,391
5.000%, 01/01/35	199,505	212,746
5.000%, 05/01/35	106,000	113,123
5.000%, 07/01/35	1,330,990	1,419,359
5.000%, 11/01/35	1,256,953	1,354,754
5.000%, 06/01/41	2,123,761	2,283,678
5.000%, 07/01/41	501,090	533,543
5.500%, 03/01/34	1,472,119	1,597,162
5.500%, 07/01/35	1,001,308	1,086,161
Freddie Mac ARM Non-Gold Pool 3.056%, 12M LIBOR + 1.880%, 10/01/41 (b)	500,490	527,761
3.079%, 12M LIBOR + 1.750%, 09/01/41 (b)	427,505	446,130
3.205%, 12M LIBOR + 1.880%, 09/01/41 (b)	47,871	50,163
3.266%, 12M LIBOR + 1.910%, 06/01/41 (b)	45,618	47,907
3.500%, 12M LIBOR + 1.750%, 12/01/40 (b)	1,220,713	1,272,919
3.665%, 12M LIBOR + 1.910%, 06/01/41 (b)	63,372	66,586
3.665%, 12M LIBOR + 1.883%, 10/01/42 (b)	234,689	245,324
3.696%, 12M LIBOR + 1.910%, 05/01/41 (b)	44,885	47,177
3.852%, 12M LIBOR + 1.910%, 05/01/41 (b)	69,859	73,377
4.210%, 12M LIBOR + 1.880%, 04/01/41 (b)	34,978	36,514
Freddie Mac Multifamily Aggregation Risk Transfer Trust 2.404%, 1M LIBOR + 0.320%, 02/25/20 (b)	11,611,000	11,637,744
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.869%, 11/25/19	3,051,480	3,014,642
1.883%, 05/25/19	4,425,326	4,399,341
2.086%, 03/25/19	4,570,000	4,548,961
2.201%, 1M LIBOR + 0.200%, 10/25/19 (b)	5,500,000	5,500,005
2.221%, 1M LIBOR + 0.220%, 07/25/20 (b)	2,800,000	2,801,681
2.313%, 03/25/20	1,448,351	1,436,891
2.323%, 10/25/18	2,413,759	2,407,950
2.412%, 08/25/18	491,216	490,377
2.566%, 09/25/20 (b)	3,792,000	3,776,354
2.750%, 11/25/22	4,900,000	4,795,059
2.991%, 09/25/21	1,224,000	1,221,986
3.117%, 06/25/27	2,300,000	2,247,999
3.187%, 09/25/27 (b)	1,500,000	1,469,251

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 3.350%, 01/25/28	9,805,000	9,725,479
3.444%, 12/25/27	6,213,000	6,214,671
3.568%, 10/25/27 (b)	6,102,144	6,203,666
3.600%, 02/25/25 (b)	3,460,000	3,533,093
3.750%, 11/25/29	200,000	204,562
3.750%, 11/25/32	1,000,000	1,017,277
3.850%, 05/25/28 (b)	3,700,000	3,824,472
3.974%, 01/25/21 (b)	17,750,000	18,150,692
4.084%, 11/25/20 (b)	980,000	1,003,828
Freddie Mac REMICS (CMO) 1.750%, 06/15/42	224,769	213,379
2.473%, 1M LIBOR + 0.400%, 03/15/34 (b)	369,443	369,210
2.973%, 1M LIBOR + 0.900%, 02/15/33 (b)	227,082	231,546
3.500%, 11/15/31	2,232,110	2,255,379
4.000%, 01/15/41	10,307,699	10,608,275
4.250%, 03/15/40	3,350,016	3,448,234
4.500%, 12/15/26	1,629,895	1,700,106
4.500%, 09/15/27	671,812	677,852
4.500%, 02/15/41	36,581	38,120
5.000%, 10/15/34	381,251	405,383
5.000%, 12/15/37	118,773	124,466
5.000%, 03/15/41	500,000	541,670
5.000%, 04/15/41	747,511	846,487
5.500%, 05/15/34	2,058,052	2,204,373
5.500%, 11/15/36	694,885	743,760
5.500%, 06/15/41	4,220,000	4,639,011
Ginnie Mae I 30 Yr. Pool 3.000%, 05/15/42	560,944	549,330
3.000%, 04/15/43	208,314	204,987
3.000%, 05/15/43	221,519	218,002
3.000%, 01/15/45	106,182	104,030
3.000%, 02/15/45	151,870	148,855
3.000%, 03/15/45	933,650	914,372
3.000%, 05/15/45	50,948	49,894
3.000%, 06/15/45	104,590	102,425
3.000%, 07/15/45	485,356	475,343
3.500%, 11/15/41	302,984	305,811
3.500%, 02/15/42	268,794	271,295
3.500%, 03/15/42	287,485	289,948
3.500%, 05/15/42	917,752	925,304
3.500%, 06/15/42	611,126	616,080
4.000%, 09/15/40	1,697,710	1,759,624
4.000%, 10/15/40	130,386	134,317
4.000%, 03/15/41	688,043	712,654
4.000%, 06/15/41	26,664	27,347
4.000%, 09/15/41	169,214	174,273
4.000%, 10/15/41	815,379	841,987
4.000%, 11/15/41	232,400	239,105
4.000%, 12/15/41	701,041	723,143
4.000%, 01/15/42	40,700	41,901
4.000%, 02/15/42	42,803	44,076
4.000%, 03/15/42	193,826	199,465
4.000%, 11/15/42	32,620	33,586
4.000%, 01/15/43	56,262	57,968

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool 4.500%, 08/15/39	1,953,440	$2,052,114
4.500%, 06/15/40	556,863	588,590
4.500%, 07/15/40	130,221	137,813
4.500%, 03/15/41	698,900	739,280
4.500%, 04/15/41	60,514	63,684
5.000%, 03/15/39	74,662	79,551
5.000%, 07/15/39	143,340	152,696
5.000%, 08/15/39	140,098	149,279
5.000%, 09/15/39	96,438	102,754
5.000%, 04/15/40	47,095	50,202
5.000%, 08/15/40	172,355	183,571
5.000%, 04/15/41	125,234	133,372
5.000%, 09/15/41	91,045	97,024
5.500%, 10/15/39	20,786	22,468
6.000%, 06/15/36	911,336	1,006,758
Ginnie Mae II 30 Yr. Pool 3.000%, 12/20/42	1,235,092	1,214,903
3.000%, 03/20/43	1,107,024	1,089,373
3.000%, 11/20/46	19,543,604	19,169,199
3.500%, 12/20/42	478,274	483,968
3.500%, 07/20/45	6,289,825	6,329,845
3.500%, 12/20/45	9,946,618	10,009,910
3.500%, 05/20/46	2,306,216	2,318,137
3.500%, 06/20/46	6,810,388	6,845,899
3.500%, 11/20/47	699,999	703,328
3.500%, 12/20/47	4,000,002	4,019,022
3.500%, 04/20/48	750,000	753,566
3.500%, TBA (a)	5,300,000	5,320,392
4.000%, 09/20/39	173,928	180,368
4.000%, 10/20/40	23,591	24,396
4.000%, 11/20/40	1,648,572	1,704,795
4.000%, 10/20/41	2,041,924	2,111,490
4.000%, 11/20/41	761,315	787,277
4.000%, 04/20/42	990,673	1,024,473
4.000%, 06/20/42	74,277	76,786
4.000%, 08/20/44	274,612	283,630
4.000%, 10/20/44	1,981,969	2,047,011
4.000%, 11/20/44	4,389,171	4,533,199
4.000%, 12/20/44	111,586	115,250
4.000%, 05/20/47	1,178,963	1,210,538
4.500%, 02/20/40	174,089	182,961
4.500%, 09/20/40	18,879	19,843
Ginnie Mae II Pool 4.317%, 08/20/61 (b)	240,763	241,835
4.460%, 12/20/61 (b)	4,680,940	4,724,753
4.716%, 01/20/62 (b)	1,357,869	1,370,433
5.470%, 08/20/59 (b)	4,447	4,573
Government National Mortgage Association (CMO) 1.650%, 01/20/63	1,006,549	992,803
1.750%, 03/20/63	5,843,633	5,754,622
2.217%, 1M LIBOR + 0.300%, 08/20/60 (b)	191,480	191,079
2.217%, 1M LIBOR + 0.300%, 09/20/60 (b)	221,053	220,600
2.306%, 1M LIBOR + 0.330%, 07/20/60 (b)	241,043	240,742
2.407%, 1M LIBOR + 0.490%, 02/20/61 (b)	290,574	291,218

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 2.417%, 1M LIBOR + 0.500%, 12/20/60 (b)	512,337	513,856
2.417%, 1M LIBOR + 0.500%, 02/20/61 (b)	85,846	86,052
2.417%, 1M LIBOR + 0.500%, 04/20/61 (b)	173,261	173,782
2.417%, 1M LIBOR + 0.500%, 05/20/61 (b)	360,649	361,858
2.447%, 1M LIBOR + 0.530%, 06/20/61 (b)	239,085	239,930
2.500%, 11/20/46	251,512	241,299
2.500%, 06/20/63	23,421,960	23,327,672
2.500%, 05/20/65	4,046,016	4,025,015
2.500%, 06/20/65	980,696	975,881
2.517%, 1M LIBOR + 0.600%, 10/20/61 (b)	824,394	828,909
2.547%, 1M LIBOR + 0.630%, 01/20/62 (b)	829,080	834,421
2.547%, 1M LIBOR + 0.630%, 03/20/62 (b)	517,469	520,437
2.564%, 1M LIBOR + 0.480%, 01/20/38 (b)	42,370	42,533
2.567%, 1M LIBOR + 0.650%, 05/20/61 (b)	249,682	250,287
2.567%, 1M LIBOR + 0.650%, 11/20/65 (b)	883,933	886,536
2.584%, 1M LIBOR + 0.500%, 07/20/37 (b)	168,740	169,541
2.600%, 1Y CMT + 0.350%, 08/20/66 (b)	6,039,532	6,048,641
2.615%, 1M LIBOR + 0.530%, 12/16/39 (b)	155,205	156,214
2.617%, 1M LIBOR + 0.700%, 11/20/61 (b)	772,743	779,230
2.617%, 1M LIBOR + 0.700%, 01/20/62 (b)	530,351	534,589
2.685%, 1M LIBOR + 0.600%, 11/16/39 (b)	206,614	208,161
2.750%, 02/20/64	6,307,938	6,259,481
2.750%, 05/20/64	1,312,026	1,293,728
2.750%, 1Y CMT + 0.500%, 05/20/66 (b)	6,367,045	6,394,149
3.500%, 11/20/36 (c)	162,757	11,656
3.500%, 09/20/63	2,421,431	2,433,199
4.000%, 12/20/40	4,404,359	4,566,778
4.016%, -1 x 1M LIBOR + 6.100%, 07/20/41 (b) (c)	229,657	29,709
4.500%, 05/16/40	80,000	83,465
4.500%, 05/20/40 (c)	26,134	3,416
4.500%, 12/20/40	1,874,375	1,960,131
5.000%, 12/20/39	4,136,947	4,417,121
5.000%, 03/20/40	3,190,000	3,512,309
5.010%, 09/20/60 (b)	1,519,652	1,540,614
5.150%, 08/20/60	1,551,622	1,574,802
5.297%, 07/20/60 (b)	1,866,974	1,897,656
5.500%, 04/20/34	163,183	201,428
5.888%, -1 x 1M LIBOR + 8.667%, 04/20/39 (b)	943,075	945,474
6.022%, -1 x 1M LIBOR + 8.800%, 08/20/39 (b)	2,843,520	2,881,793

		607,844,996

Federal Agencies—4.9%
Federal Home Loan Bank 2.125%, 02/11/20	25,000,000	24,847,300
Federal Home Loan Mortgage Corp. 6.250%, 07/15/32	7,568,000	10,128,754
6.750%, 03/15/31	481,000	656,721
Federal National Mortgage Association 1.500%, 11/30/20	2,000	1,947
6.625%, 11/15/30	1,430,000	1,918,089
Tennessee Valley Authority 5.250%, 09/15/39	557,000	703,684
5.500%, 06/15/38	6,117,000	7,970,726
5.880%, 04/01/36	2,127,000	2,792,881

		49,020,102

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—21.7%
U.S. Treasury Bonds 2.500%, 02/15/46	5,001,000	$4,546,808
2.750%, 08/15/47	21,139,000	20,172,056
2.750%, 11/15/47	2,250,000	2,146,992
2.875%, 08/15/45	22,188,000	21,745,107
3.000%, 11/15/44	9,140,000	9,177,131
3.000%, 11/15/45	9,700,000	9,734,102
3.000%, 05/15/47	900,000	902,637
3.125%, 05/15/48	5,137,000	5,279,672
3.625%, 02/15/44 (d) (e)	48,659,000	54,283,296
4.375%, 05/15/40	7,000,000	8,613,281
4.375%, 05/15/41	8,966,000	11,076,162
4.750%, 02/15/37	6,177,000	7,828,624
5.250%, 02/15/29 (d) (e)	14,380,000	17,507,088
6.125%, 08/15/29	2,839,000	3,715,874
U.S. Treasury Notes 1.125%, 09/30/21	15,000	14,292
1.500%, 08/15/26	4,153,000	3,750,678
2.000%, 08/15/25	11,484,000	10,878,398
2.000%, 11/15/26	2,480,000	2,324,128
2.125%, 05/15/25	4,271,000	4,086,980
2.250%, 12/31/24	2,549,000	2,465,062
2.250%, 11/15/27	119,000	113,120
2.375%, 04/15/21	11,600,000	11,525,687
2.750%, 04/30/23	3,210,000	3,213,135
2.750%, 05/31/23	1,100,000	1,101,375
2.750%, 02/28/25	2,190,000	2,182,215
2.750%, 02/15/28	720,000	713,841

		219,097,741

Total U.S. Treasury & Government Agencies (Cost $892,222,070)		875,962,839

Asset-Backed Securities—7.7%

Asset-Backed - Automobile—0.5%
Hyundai Auto Receivables Trust 2.790%, 07/15/22	1,299,000	1,294,697
Securitized Term Auto Receivables Trust 3.068%, 01/25/22 (144A)	3,550,000	3,548,979

		4,843,676

Asset-Backed - Other—2.4%
CLUB Credit Trust 2.990%, 05/15/24 (144A)	3,758,775	3,757,876
Dell Equipment Finance Trust 3.180%, 06/22/23 (144A)	625,000	624,935
Ford Credit Floorplan Master Owner Trust 2.950%, 05/15/23	7,578,000	7,548,995
Kubota Credit Owner Trust 3.100%, 08/15/22 (144A)	5,080,000	5,080,590
Nationstar HECM Loan Trust 1.968%, 05/25/27 (144A)	2,679,807	2,670,696
2.760%, 02/25/28 (144A) (b)	4,329,871	4,329,096

		24,012,188

Asset-Backed - Student Loan—4.8%
GCO Education Loan Funding Trust 2.460%, 3M LIBOR + 0.130%, 05/25/25 (b)	1,153,198	1,151,277
Goal Capital Funding Trust 2.500%, 3M LIBOR + 0.170%, 05/28/30 (b)	738,657	737,967
Higher Education Funding I 2.490%, 3M LIBOR + 0.160%, 02/25/32 (b)	734,954	733,991
Illinois Student Assistance Commission 3.410%, 3M LIBOR + 1.050%, 04/25/22 (b)	163,369	163,557
Navient Student Loan Trust
2.281%, 1M LIBOR + 0.190%, 03/25/67 (144A) (b)	3,520,993	3,519,893
2.391%, 1M LIBOR + 0.300%, 07/26/66 (144A) (b)	1,938,993	1,940,676
2.491%, 1M LIBOR + 0.400%, 07/26/66 (144A) (b)	2,664,773	2,665,914
2.511%, 1M LIBOR + 0.420%, 08/27/29 (b)	2,805,181	2,808,959
2.691%, 1M LIBOR + 0.600%, 07/26/66 (144A) (b)	3,846,000	3,874,886
Northstar Education Finance, Inc. 2.589%, 3M LIBOR + 0.230%, 07/28/21 (b)	5,815,300	5,816,759
SLM Student Loan Trust 2.830%, 3M LIBOR + 0.470%, 01/26/26 (b)	25,514,023	25,574,997

		48,988,876

Total Asset-Backed Securities (Cost $77,859,746)		77,844,740

Foreign Government—4.7%

Sovereign—4.7%
Hashemite Kingdom of Jordan Government AID Bond 3.000%, 06/30/25	10,389,000	10,295,067
Israel Government AID Bonds
5.500%, 09/18/23	13,878,000	15,621,985
5.500%, 12/04/23	8,920,000	10,083,147
5.500%, 04/26/24	1,900,000	2,158,852
Ukraine Government AID Bond 1.471%, 09/29/21	9,388,000	9,012,320

Total Foreign Government (Cost $51,341,143)		47,171,371

Mortgage-Backed Securities—1.7%

Collateralized Mortgage Obligations—1.3%
Holmes Master Issuer plc 2.708%, 10/15/54 (144A) (b)	5,600,000	5,596,763
National Credit Union Administration Guaranteed Notes Trust 2.373%, 1M LIBOR + 0.450%, 01/08/20 (b)	3,939,994	3,947,328
Nomura Resecuritization Trust 3.585%, 03/26/37 (144A) (b)	83,127	83,070
Permanent Master Issuer plc 2.747%, 3M LIBOR + 0.380%, 07/15/58 (144A) (b)	3,471,000	3,471,736
RBSSP Resecuritization Trust 3.625%, 07/26/45 (144A) (b)	17,451	17,453
Thornburg Mortgage Securities Trust 2.731%, 1M LIBOR + 0.640%, 09/25/43 (b)	300,696	290,861

		13,407,211

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Schedule of Investments as of June 30, 2018 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Mortgage-Backed Securities—0.4%
GS Mortgage Securities Trust 2.045%, 03/10/50	3,510,211	$3,452,298

Total Mortgage-Backed Securities (Cost $16,925,521)		16,859,509

Corporate Bonds & Notes—1.5%

Diversified Financial Services—0.6%
Private Export Funding Corp. 4.300%, 12/15/21	6,000,000	6,273,270

Sovereign—0.9%
National Credit Union Administration Guaranteed Notes Trust 3.450%, 06/12/21	8,645,000	8,875,908

Total Corporate Bonds & Notes (Cost $16,201,849)		15,149,178

Short-Term Investment—2.9%

Mutual Fund—2.9%
State Street Institutional Liquid Reserves Fund Trust Class, 2.038% (f)	29,020,086	29,022,988

Total Short-Term Investments (Cost $29,022,988)		29,022,988

Total Purchased Options—0.3% (g) (Cost $3,251,920)		3,199,671

Total Investments—105.7% (Cost $1,086,825,237)		1,065,210,296
Other assets and liabilities (net)—(5.7)%		(57,688,774)

Net Assets—100.0%		$1,007,521,522

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $861,746.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2018, the market value of securities pledged was $907,671.
(f) (g)	The rate shown represents the annualized seven-day yield as of June 30, 2018. For a breakout of open positions, see details shown in the Purchased Options table that follows
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $41,182,563, which is 4.1% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	09/19/18	545	USD	65,502,188	$552,366
U.S. Treasury Note 5 Year Futures	09/28/18	140	USD	15,906,406	119,360
U.S. Treasury Note Ultra 10 Year Futures	09/19/18	111	USD	14,234,016	285,070

Futures Contracts—Short
U.S. Treasury Long Bond Futures	09/19/18	(4)	USD	(580,000)	367
U.S. Treasury Note 2 Year Futures	09/28/18	(196)	USD	(41,518,313)	(83,067)

Net Unrealized Appreciation					$874,096

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Schedule of Investments as of June 30, 2018 (Unaudited)

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - Interest Rate Swap	2.495%	GSCM	3M LIBOR	Pay	10/05/20	3,500,000	USD	3,500,000	$116,375	$149,429	$33,054
Call - OTC - Interest Rate Swap	2.534%	JPMC	3M LIBOR	Pay	12/08/20	3,000,000	USD	3,000,000	92,100	125,769	33,669
Call - OTC - Interest Rate Swap	2.788%	GSCM	3M LIBOR	Pay	01/25/21	40,400,000	USD	40,400,000	1,188,164	1,338,011	149,847
Call - OTC - Interest Rate Swap	3.058%	JPMC	3M LIBOR	Pay	04/20/21	10,100,000	USD	10,100,000	313,100	257,524	(55,576)
Put - OTC - Interest Rate Swap	2.495%	GSCM	3M LIBOR	Receive	10/05/20	3,500,000	USD	3,500,000	116,375	51,429	(64,946)
Put - OTC - Interest Rate Swap	2.534%	JPMC	3M LIBOR	Receive	12/08/20	3,000,000	USD	3,000,000	92,100	48,973	(43,127)
Put - OTC - Interest Rate Swap	2.788%	GSCM	3M LIBOR	Receive	01/25/21	40,400,000	USD	40,400,000	1,188,164	917,076	(271,088)
Put - OTC - Interest Rate Swap	3.058%	JPMC	3M LIBOR	Receive	04/20/21	10,100,000	USD	10,100,000	145,542	311,460	165,918

Totals									$3,251,920	$3,199,671	$(52,249)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Received	Unrealized Appreciation
Pay	3MLIBOR	Quarterly	2.250%	Semi-Annually	09/19/23	USD	35,250,000	$(1,106,194)	$(1,252,291)	$146,097
Pay	3MLIBOR	Quarterly	2.250%	Semi-Annually	09/19/25	USD	6,060,000	(256,840)	(290,177)	33,337

Totals								$(1,363,034)	$(1,542,468)	$179,434

Glossary of Abbreviations

Counterparties

GSCM—	Goldman Sachs Capital Markets, LP
(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(USD)—	United States Dollar

Index Abbreviations

(CMT)—	Constant Maturity Treasury Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$875,962,839	$—	$875,962,839
Total Asset-Backed Securities*	—	77,844,740	—	77,844,740
Total Foreign Government*	—	47,171,371	—	47,171,371
Total Mortgage-Backed Securities*	—	16,859,509	—	16,859,509
Total Corporate Bonds & Notes*	—	15,149,178	—	15,149,178
Total Short-Term Investment*	29,022,988	—	—	29,022,988
Purchased Options at Value	$—	$3,199,671	$—	$3,199,671
Total Investments	$29,022,988	$1,036,187,308	$—	$1,065,210,296

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$957,163	$—	$—	$957,163
Futures Contracts (Unrealized Depreciation)	(83,067)	—	—	(83,067)
Total Futures Contracts	$874,096	$—	$—	$874,096
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$179,434	$—	$179,434

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a)	$1,065,210,296
Cash	57,232
Receivable for:
Investments sold	1,307,409
TBA securities sold	44,241,517
Fund shares sold	35,658
Principal paydowns	96,002
Dividends and interest	4,989,918
Variation margin on futures contracts	2,721

Total Assets	1,115,940,753
Liabilities
Payables for:
Investments purchased	3,835,002
TBA securities purchased	98,719,545
Fund shares redeemed	373,711
Variation margin on centrally cleared swap contracts	25,828
Premium on purchased options	4,614,286
Accrued Expenses:
Management fees	354,095
Distribution and service fees	206,926
Deferred trustees’ fees	110,140
Other expenses	179,698

Total Liabilities	108,419,231

Net Assets	$1,007,521,522

Net Assets Consist of:
Paid in surplus	$1,089,876,058
Undistributed net investment income	9,643,455
Accumulated net realized loss	(71,436,580)
Unrealized depreciation on investments, futures contracts and swap contracts	(20,561,411)

Net Assets	$1,007,521,522

Net Assets
Class B	$1,007,521,522
Capital Shares Outstanding*
Class B	99,831,815
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.09

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,086,825,237.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends	$111,719
Interest	13,547,217
Securities lending income	7,247

Total investment income	13,666,183
Expenses
Management fees	2,187,297
Administration fees	16,245
Custodian and accounting fees	36,376
Distribution and service fees—Class B	1,280,279
Audit and tax services	36,174
Legal	21,574
Trustees’ fees and expenses	20,713
Shareholder reporting	31,376
Insurance	3,553
Miscellaneous	6,782

Total expenses	3,640,369

Net Investment Income	10,025,814

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(9,539,910)
Purchased options	(1,337,686)
Futures contracts	(2,174,237)
Written options	1,400,575
Swap contracts	(622,032)

Net realized loss	(12,273,290)

Net change in unrealized appreciation (depreciation) on:
Investments	(16,384,488)
Purchased options	24,265
Futures contracts	1,079,595
Swap contracts	179,434

Net change in unrealized depreciation	(15,101,194)

Net realized and unrealized loss	(27,374,484)

Net Decrease in Net Assets From Operations	$(17,348,670)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$10,025,814	$20,093,009
Net realized loss	(12,273,290)	(693,438)
Net change in unrealized appreciation (depreciation)	(15,101,194)	9,793,555

Increase (decrease) in net assets from operations	(17,348,670)	29,193,126

From Distributions to Shareholders
Net investment income
Class B	(27,908,378)	(24,889,633)

Total distributions	(27,908,378)	(24,889,633)

Decrease in net assets from capital share transactions	(34,295,840)	(132,539,031)

Total decrease in net assets	(79,552,888)	(128,235,538)

Net Assets
Beginning of period	1,087,074,410	1,215,309,948

End of period	$1,007,521,522	$1,087,074,410

Undistributed net investment income
End of period	$9,643,455	$27,526,019

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	1,981,061	$20,432,840	2,817,460	$29,817,133
Reinvestments	2,790,838	27,908,378	2,361,445	24,889,633
Redemptions	(8,018,570)	(82,637,058)	(17,737,889)	(187,245,797)

Net decrease	(3,246,671)	$(34,295,840)	(12,558,984)	$(132,539,031)

Decrease derived from capital shares transactions		$(34,295,840)		$(132,539,031)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.55		$10.51	$10.59	$10.80	$10.31	$11.05

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.19	0.18	0.17	0.18	0.13
Net realized and unrealized gain (loss) on investments	(0.27)		0.08	(0.03)	(0.12)	0.59	(0.61)

Total from investment operations	(0.17)		0.27	0.15	0.05	0.77	(0.48)

Less Distributions
Distributions from net investment income	(0.29)		(0.23)	(0.23)	(0.26)	(0.28)	(0.16)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	0.00	(0.10)

Total distributions	(0.29)		(0.23)	(0.23)	(0.26)	(0.28)	(0.26)

Net Asset Value, End of Period	$10.09		$10.55	$10.51	$10.59	$10.80	$10.31

Total Return (%) (b)	(1.62	)(c)	2.60	1.32	0.43	7.56	(4.52)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	(d)	0.71	0.70	0.70	0.71	0.70
Net ratio of expenses to average net assets (%) (e)	0.71	(d)	0.71	0.70	0.70	0.71	0.70
Ratio of net investment income to average net assets (%)	1.96	(d)	1.76	1.67	1.59	1.72	1.24
Portfolio turnover rate (%)	143	(c)(f)	187 (f)	216 (f)	214 (f)	281 (f)	329 (f)
Net assets, end of period (in millions)	$1,007.5		$1,087.1	$1,215.3	$1,217.7	$1,271.2	$1,314.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 43%, 111%, 116%, 117%, 151% and 212% for the six months ended June 30,2018 and the years ended December 31, 2017, 2016, 2015, 2014, and 2013, respectively.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of

BHFTI-17

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Notes to Financial Statements—June 30, 2018—(Continued)

techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to TIPS adjustments, foreign currency transactions, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with

BHFTI-18

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Notes to Financial Statements—June 30, 2018—(Continued)

proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to

BHFTI-19

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Notes to Financial Statements—June 30, 2018—(Continued)

replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The Portfolio had no outstanding loans at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to

BHFTI-20

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Notes to Financial Statements—June 30, 2018—(Continued)

buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered

BHFTI-21

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Notes to Financial Statements—June 30, 2018—(Continued)

commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

BHFTI-22

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Notes to Financial Statements—June 30, 2018—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$3,199,671
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	179,434
	Unrealized appreciation on futures contracts (c) (d)	957,163	Unrealized depreciation on futures contracts (c) (d)	$83,067

Total		$4,336,268		$83,067

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs Capital Markets, LP	$2,455,945	$—	$—	$2,455,945
JPMorgan Chase Bank N.A.	743,726	—	—	743,726

	$3,199,671	$—	$—	$3,199,671

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Purchased options	$(1,337,686)
Futures contracts	(2,174,237)
Swap contracts	(622,032)
Written options	1,400,575

$(2,733,380)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Purchased options	$24,265
Futures contracts	1,079,595
Swap contracts	179,434

$1,283,294

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$48,783,333
Futures contracts long	74,516,667
Futures contracts short	(43,720,000)
Swap contracts	35,254,667
Written options	(20,080,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-23

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Notes to Financial Statements—June 30, 2018—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,452,703,789	$81,850,392	$1,524,360,508	$24,031,589

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2018 were as follows:

Purchases	Sales
$1,095,361,446	$1,040,572,028

BHFTI-24

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Notes to Financial Statements—June 30, 2018—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$2,187,297	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. FIAM, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	Over $	1.3 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. No fees were waived for the six month period ended June 30, 2018.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-25

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis Government Income Portfolio)

Notes to Financial Statements—June 30, 2018—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,094,373,806

Gross unrealized appreciation	11,621,049
Gross unrealized depreciation	(32,769,381)

Net unrealized appreciation (depreciation)	$(21,148,332)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$24,889,633	$27,531,578	$—	$—	$24,889,633	$27,531,578

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$27,639,010	$—	$(14,046,561)	$(50,576,947)	$(36,984,498)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had accumulated short-term capital losses of $31,395,209 and accumulated long-term capital losses of $19,181,738.

9. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-26

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned -7.30%, -7.46%, and -7.42%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned -2.75%.

MARKET ENVIRONMENT / CONDITIONS

After a strong start to 2018, international equity markets then weakened throughout the first half of the year. The CBOE Volatility (VIX) Index, a common measure of market instability, spiked dramatically in the month of February due to a variety of macro and geopolitical factors. Previously, markets had been unusually quiet for the better part of two years, except for the spike in volatility caused by Brexit in the summer of 2016.

Headlines were consumed early in the year with news of North Korea testing intercontinental ballistic missiles that could have the capacity to deliver nuclear warheads. As the year progressed, confidence in the economic recovery in Europe came into question as well. This was followed by political instability in Italy as a result of an election that bore no outright winner, leading, after months of negotiations, to the formation of a government somewhat unfriendly to the European Union. The rhetoric coming out of the new government’s formation unnerved the European markets and the euro.

Another factor negatively impacting short-term performance during the period has been the threat by the U.S. to use tariffs and other barriers to correct what is believed by the U.S. to be a global trade system that is biased against the U.S. These threats and, to some degree, actual implementation of tariffs on certain metals have caused retaliation by other countries, thereby triggering a disruption of global trade. Notably, the recent threat of tariffs on German cars being exported to the U.S., as well as Chinese tariff threats for German-badged cars made in the U.S. but exported to China has weighed on the European auto sector. Additionally, the threat of tariffs on U.S. agriculture products has hurt agriculture equipment makers.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the MSCI EAFE Index over the period. Both stock selection and country weightings detracted from relative performance. Holdings in the U.K., Germany and Sweden delivered the worst relative returns for the full six months. Conversely, holdings in the Netherlands and China supplied the largest positive relative performance for the period, followed by a lack of exposure to Spain.

The Portfolio’s top detractors from performance during the period were in positions Daimler (Germany) and H&M (Sweden). Daimler’s full-year results released early in the reporting period met or exceeded our forecasts. Revenues rose ahead of our estimates across segments, and resulted in a total revenue increase of 6% year-over-year, with margins performing as we expected. However, Daimler issued a profit warning during the second quarter and expected this year’s group earnings to be slightly below 2017’s level. Daimler has faced some near-term challenges with higher raw material costs, adverse effects from currency movements and minor difficulties with U.S. suppliers. Management largely mitigated these issues through cost cutting. However, Daimler now faces a threat of a tariff on vehicles imported from Europe to the U.S. The company also expects that reciprocal tariffs between the U.S. and China will impact its U.S.-built SUVs intended for delivery to China. Management is evaluating methods to redirect auto shipments into China from other geographies as a possible work-around strategy to avoid tariffs. Emissions concerns have also put pressure on Daimler’s share price. The company has made vehicle recalls to address the emission issues but has paid no fines. Management remains adamant their software issues are not defeat devices. On a more positive front, Daimler held a capital markets day (“CMD”) for the trucks division during the period that highlighted the opportunity for margin expansion. The company continues to explore the potential for separation of the trucking group via Project Future.

H&M’s latest quarterly results have been discouraging to us and the market. The company’s fourth-quarter 2017 report issued in January included disappointing sales and elevated inventory levels, which led to increased markdowns. First-quarter results reported in March were also weak, though management signaled these results in February at the company’s CMD. At the CMD, in a show of increased transparency, management provided some performance insights and highlighted the online offering was stronger than many had expected. The management team provided more detail on plans to grow the like-for-like sales in physical stores and profits over the long term. Subsequently, H&M’s second-quarter sales of SEK 51.98 billion undershot market forecasts by roughly 2%. Management previously indicated the second quarter would be difficult due to higher markdowns from clearing inventory as well as an assortment of other issues, and final results were consistent with management’s predictions. Second-quarter sales rose 1.2% and earnings declined 21.5% from the same quarter last year. While we had been prepared for these results, we were pleased by performance in some underlying segments. Sales in the New Brands segment (which excludes the H&M brand) grew 14% and online sales grew 17% in the second quarter. We think that if not for some intra-quarter logistical issues, results in these segments would likely have met management’s higher projections. We believe near-term issues have been resolved and management is making other significant improvements to the business.

Individual holdings Safran (France) and EXOR (the Netherlands) had the most positive impact on performance during the period. Safran delivered strong first-quarter earnings results, as exhibited by revenues of EUR 4.22 billion that exceeded market expectations of EUR 4.07 billion. The company also reiterated its outlook for the full fiscal year, noting one of the only reasons Safran did not raise guidance was due to it being so early in the year. We met with CFO Bernard Delpit during the reporting period, where we learned the integration of Zodiac Aerospace was progressing as planned and

BHFTI-1

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates

Portfolio Manager Commentary*—(Continued)

Zodiac would be rebranded under the Safran umbrella. Furthermore, the LEAP engine project continued to move forward via de-bottlenecking and ramping up alternative suppliers.

EXOR’s fiscal full-year net asset value reached nearly $23 billion, an increase of about 57% from the prior year. Its EXOR Group unit generated consolidated profit of almost EUR 1.4 billion for the year, which was more than double what it had realized in 2016, driven by strong results from its operating subsidiaries Fiat Chrysler, CNH Industrial and Ferrari. Based on these solid results, we have modified some of our valuation metrics higher.

The effect of currency hedging on the Portfolio’s return was largely neutral for the period. Currencies hedged in the Portfolio for the reporting period included the Swiss Franc. We continued to view the Swiss Franc as overvalued based on purchasing-power parity, and at period end, we still held the Portfolio’s hedge position to offset the risks associated with owning overvalued foreign currencies. Currency hedges in the Portfolio were implemented through currency forward contracts.

As of June 30, 2018, the Portfolio was most heavily weighted in the U.K., followed by Germany and Switzerland. The Portfolio’s largest sector weights were in Financials, Consumer Discretionary, and Industrials sectors. The Portfolio had no exposure to the Real Estate, Telecommunications, or Utilities sectors at the end of the period. During the first half of 2018, new positions in the Portfolio included Alimentation Couche-Tard (Canada), Bayer (Germany), Cenovus Energy (Canada), Naspers (South Africa), Reckitt Benckiser Group (U.K.) and Ryanair Holdings (Ireland). Positions eliminated over the period included Infosys (India), Kering (France), and Komatsu (Japan).

David G. Herro

Michael L. Manelli

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	-7.30	3.33	7.26	8.63
Class B	-7.46	3.06	6.98	8.36
Class E	-7.42	3.14	7.09	8.46
MSCI EAFE Index	-2.75	6.84	6.44	2.84

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
BNP Paribas S.A.	4.7
Lloyds Banking Group plc	4.5
Daimler AG	4.5
Allianz SE	4.0
Credit Suisse Group AG	3.9
Intesa Sanpaolo S.p.A.	3.8
Bayerische Motoren Werke AG	3.8
Hennes & Mauritz AB- B Shares	3.5
CNH Industrial NV	2.9
Glencore plc	2.9

Top Countries

% of Net Assets
United Kingdom	22.6
Germany	17.0
Switzerland	13.6
France	12.1
Sweden	5.7
Japan	4.2
Netherlands	4.0
Italy	3.8
South Africa	2.9
Australia	2.5

BHFTI-3

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.80%	$1,000.00	$927.00	$3.82
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class B (a)	Actual	1.05%	$1,000.00	$925.40	$5.01
	Hypothetical*	1.05%	$1,000.00	$1,019.59	$5.26

Class E (a)	Actual	0.95%	$1,000.00	$925.80	$4.54
	Hypothetical*	0.95%	$1,000.00	$1,020.08	$4.76

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**	Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).
(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—97.1% of Net Assets

Security Description	Shares	Value

Australia—2.5%
AMP, Ltd.	13,016,293	$34,265,411
Orica, Ltd.	3,256,920	42,868,571

		77,133,982

Canada—0.7%
Alimentation Couche-Tard, Inc. - Class B	216,200	9,391,992
Cenovus Energy, Inc.	1,326,400	13,772,000

		23,163,992

China—0.7%
Baidu, Inc. (ADR) (a)	91,175	22,155,525

France—12.1%
BNP Paribas S.A.	2,362,176	146,418,369
Bureau Veritas S.A.	1,273,500	33,958,550
Danone S.A.	451,433	33,093,115
Pernod-Ricard S.A. (b)	92,950	15,170,830
Publicis Groupe S.A.	1,014,510	69,715,316
Safran S.A.	154,600	18,754,143
Sanofi	64,300	5,148,659
Valeo S.A.	991,800	54,135,374

		376,394,356

Germany—17.0%
Allianz SE	596,600	123,280,454
Bayer AG	711,960	78,441,284
Bayerische Motoren Werke AG	1,288,500	116,870,937
Continental AG	318,200	72,729,581
Daimler AG	2,160,700	139,008,023

		530,330,279

Indonesia—1.3%
Bank Mandiri Persero Tbk PT	82,862,400	39,382,054

Ireland—0.7%
Ryanair Holdings plc (ADR) (a) (b)	190,217	21,728,488

Italy—3.8%
Intesa Sanpaolo S.p.A.	41,230,300	119,341,816

Japan—4.2%
Olympus Corp.	1,199,300	44,796,013
Toyota Motor Corp.	1,315,500	85,038,984

		129,834,997

Mexico—1.8%
Grupo Televisa S.A.B. (ADR)	2,878,508	54,547,727

Netherlands—4.0%
Akzo Nobel NV	123,461	10,520,182
ASML Holding NV	127,050	25,056,934
EXOR NV	1,109,805	74,661,597
Koninklijke Philips NV	368,272	15,609,695

		125,848,408

South Africa—2.9%
Naspers, Ltd. - N Shares	350,756	88,893,809

South Korea—0.2%
Samsung Electronics Co., Ltd.	147,350	6,152,740

Sweden—5.7%
Hennes & Mauritz AB - B Shares (b)	7,224,300	107,533,936
SKF AB - B Shares	2,388,890	44,399,500
Volvo AB - B Shares	1,599,791	25,482,551

		177,415,987

Switzerland—13.6%
Cie Financiere Richemont S.A.	573,347	48,572,132
Credit Suisse Group AG (a)	8,046,454	120,757,417
Ferguson plc	120,789	9,801,297
Glencore plc (a)	19,030,720	90,228,115
Kuehne & Nagel International AG	173,355	26,039,007
LafargeHolcim, Ltd. (a)	1,535,105	74,850,798
Nestle S.A.	668,900	51,784,085
Swatch Group AG (The) - Bearer Shares	3,340	1,586,519

		423,619,370

Taiwan—1.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	5,356,000	38,106,070

United Kingdom—22.6%
Ashtead Group plc	1,210,041	36,042,634
CNH Industrial NV	8,622,300	91,353,258
Diageo plc	924,900	33,199,928
Experian plc	1,118,700	27,666,297
G4S plc	7,859,600	27,727,563
Liberty Global plc - Class A (a)	818,200	22,533,228
Liberty Global plc - Class C (a)	2,120,600	56,429,166
Lloyds Banking Group plc	168,723,300	140,365,047
Meggitt plc	3,318,918	21,601,370
Reckitt Benckiser Group plc	187,600	15,421,739
Royal Bank of Scotland Group plc (a)	18,857,901	63,716,106
Schroders plc	1,652,084	68,834,849
Schroders plc (non-voting shares)	10,427	341,882
Smiths Group plc	1,290,207	28,903,377
WPP plc	4,331,200	68,156,214

		702,292,658

United States—2.1%
Willis Towers Watson plc	427,474	64,805,058

Total Common Stocks (Cost $2,982,184,291)		3,021,147,316

Rights—0.0%

Banks—0.0%
Intesa Sanpaolo S.p.A., Expires 07/17/18 (a) (Cost $0)	41,230,300	0

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Short-Term Investment—2.6%

Security Description	Principal Amount*	Value

Repurchase Agreement—2.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $81,393,818; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $83,017,596.	81,388,392	$81,388,392

Total Short-Term Investments (Cost $81,388,392)		81,388,392

Securities Lending Reinvestments (c)—3.5%

Bank Note—0.2%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (d)	5,000,000	5,000,000

Certificates of Deposit—0.3%
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (d)	2,000,000	2,001,860
Credit Industriel et Commercial (NY)
Zero Coupon, 07/24/18	993,995	998,600
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (d)	1,500,000	1,500,252
KBC Bank NV 2.280%, 08/15/18	3,000,000	3,000,330
Sumitomo Mitsui Trust Bank, Ltd. 2.447%, 3M LIBOR + 0.110%, 10/11/18 (d)	1,000,000	1,000,109

		8,501,151

Commercial Paper—0.9%
Bank of China, Ltd. 2.490%, 09/05/18	4,969,221	4,976,920
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	5,000,000	5,001,460
Kells Funding LLC 2.230%, 08/28/18	5,964,692	5,978,598
LMA S.A. & LMA Americas 2.470%, 11/13/18	3,951,972	3,963,124
Macquarie Bank, Ltd. 2.280%, 09/04/18	3,976,693	3,983,736
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (d)	5,000,000	5,000,000

		28,903,838

Repurchase Agreements—1.7%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $1,074,485; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $1,095,783.	1,074,297	1,074,297
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $20,579,449; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $21,612,896.	20,500,000	20,500,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $808,893; collateralized by various Common Stock with an aggregate market value of $892,967.	800,000	800,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $1,002,555; collateralized by various Common Stock with an aggregate market value of $1,112,195.	1,000,000	1,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $2,733,384; collateralized by various Common Stock with an aggregate market value of $3,004,806.	2,700,000	2,700,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $2,616,224; collateralized by various Common Stock with an aggregate market value of $2,893,517.	2,600,000	2,600,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $11,549,878; collateralized by various Common Stock with an aggregate market value of $12,798,249.	11,500,000	11,500,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $3,019,817; collateralized by various Common Stock with an aggregate market value of $3,338,556.	3,000,000	3,000,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $2,213,530; collateralized by various Common Stock with an aggregate market value of $2,448,274.	2,200,000	2,200,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $3,319,355; collateralized by various Common Stock with an aggregate market value of $3,672,411.	3,300,000	3,300,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,809,840; collateralized by various Common Stock with an aggregate market value of $2,003,133.	1,800,000	1,800,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $2,511,411; collateralized by various Common Stock with an aggregate market value of $2,782,130.	2,500,000	2,500,000

		52,974,297

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—0.4%
Australia New Zealand Bank 1.900%, 07/02/18	2,000,000	$2,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	1,000,000	1,000,000
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
1.870%, 07/02/18	1,000,000	1,000,000
DZ Bank AG 1.890%, 07/02/18	1,000,000	1,000,000
Nordea Bank New York 1.880%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	2,000,000	2,000,000
1.870%, 07/02/18	1,000,000	1,000,000
1.870%, 07/02/18	1,000,000	1,000,000

		12,000,000

Total Securities Lending Reinvestments (Cost $107,376,192)		107,379,286

Total Investments—103.2% (Cost $3,170,948,875)		3,209,914,994
Other assets and liabilities (net)—(3.2)%		(98,956,160)

Net Assets—100.0%		$3,110,958,834

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $100,553,941 and the collateral received consisted of cash in the amount of $107,330,870. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Ten Largest Industries as of June 30, 2018 (Unaudited)	% of Net Assets
Banks	16.4
Media	11.6
Automobiles	11.0
Capital Markets	6.1
Insurance	6.0
Machinery	5.2
Auto Components	4.1
Diversified Financial Services	3.5
Specialty Retail	3.5
Metals & Mining	2.9

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation
CHF	64,314,000	SSBT	09/19/18	USD	68,465,400	$3,086,719

Glossary of Abbreviations

Counterparties

(SSBT)—	State Street Bank and Trust

Currencies

(CHF)—	Swiss Franc
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$77,133,982	$—	$77,133,982
Canada	23,163,992	—	—	23,163,992
China	22,155,525	—	—	22,155,525
France	—	376,394,356	—	376,394,356
Germany	—	530,330,279	—	530,330,279
Indonesia	—	39,382,054	—	39,382,054
Ireland	21,728,488	—	—	21,728,488
Italy	—	119,341,816	—	119,341,816
Japan	—	129,834,997	—	129,834,997
Mexico	54,547,727	—	—	54,547,727
Netherlands	—	125,848,408	—	125,848,408
South Africa	—	88,893,809	—	88,893,809
South Korea	—	6,152,740	—	6,152,740
Sweden	—	177,415,987	—	177,415,987
Switzerland	—	423,619,370	—	423,619,370
Taiwan	—	38,106,070	—	38,106,070
United Kingdom	78,962,394	623,330,264	—	702,292,658
United States	64,805,058	—	—	64,805,058
Total Common Stocks	265,363,184	2,755,784,132	—	3,021,147,316
Total Rights*	—	0	—	0
Total Short-Term Investment*	—	81,388,392	—	81,388,392
Total Securities Lending Reinvestments*	—	107,379,286	—	107,379,286
Total Investments	$265,363,184	$2,944,551,810	$—	$3,209,914,994

Collateral for Securities Loaned (Liability)	$—	$(107,330,870)	$—	$(107,330,870)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,086,719	$—	$3,086,719

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$3,209,914,994
Cash denominated in foreign currencies (c)	1,876,397
Unrealized appreciation on forward foreign currency exchange contracts	3,086,719
Receivable for:
Investments sold	9,866,363
Fund shares sold	2,832,177
Dividends and interest	13,875,539

Total Assets	3,241,452,189
Liabilities
Collateral for securities loaned	107,330,870
Payables for:
Investments purchased	18,991,466
Fund shares redeemed	821,770
Accrued Expenses:
Management fees	1,971,113
Distribution and service fees	254,175
Deferred trustees’ fees	125,634
Other expenses	998,327

Total Liabilities	130,493,355

Net Assets	$3,110,958,834

Net Assets Consist of:
Paid in surplus	$2,857,810,537
Undistributed net investment income	59,014,845
Accumulated net realized gain	152,192,532
Unrealized appreciation on investments and foreign currency transactions	41,940,920

Net Assets	$3,110,958,834

Net Assets
Class A	$1,863,350,430
Class B	1,137,631,825
Class E	109,976,579
Capital Shares Outstanding*
Class A	126,088,754
Class B	78,664,121
Class E	7,541,117
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.78
Class B	14.46
Class E	14.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,170,948,875.
(b)	Includes securities loaned at value of $100,553,941.
(c)	Identified cost of cash denominated in foreign currencies was $1,873,000.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$73,217,378
Interest	236,309
Securities lending income	774,603

Total investment income	74,228,290
Expenses
Management fees	12,704,052
Administration fees	52,287
Custodian and accounting fees	469,307
Distribution and service fees—Class B	1,548,221
Distribution and service fees—Class E	90,945
Audit and tax services	27,612
Legal	21,574
Trustees’ fees and expenses	20,713
Shareholder reporting	86,494
Insurance	10,730
Miscellaneous	151,739

Total expenses	15,183,674
Less management fee waiver	(290,405)

Net expenses	14,893,269

Net Investment Income	59,335,021

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	191,786,602
Foreign currency transactions	(571,323)
Forward foreign currency transactions	464,544

Net realized gain	191,679,823

Net change in unrealized appreciation (depreciation) on:
Investments	(495,071,237)
Foreign currency transactions	(264,875)
Forward foreign currency transactions	1,962,687

Net change in unrealized depreciation	(493,373,425)

Net realized and unrealized loss	(301,693,602)

Net Decrease in Net Assets From Operations	$(242,358,581)

(a)	Net of foreign withholding taxes of $8,820,797.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$59,335,021	$60,734,964
Net realized gain	191,679,823	304,223,436
Net change in unrealized appreciation (depreciation)	(493,373,425)	518,655,842

Increase (decrease) in net assets from operations	(242,358,581)	883,614,242

From Distributions to Shareholders
Net investment income
Class A	(36,484,785)	(35,844,106)
Class B	(19,668,399)	(19,928,035)
Class E	(2,002,636)	(2,028,096)
Net realized capital gains
Class A	(76,653,701)	0
Class B	(47,872,142)	0
Class E	(4,580,496)	0

Total distributions	(187,262,159)	(57,800,237)

Increase (decrease) in net assets from capital share transactions	125,681,683	(536,867,401)

Total increase (decrease) in net assets	(303,939,057)	288,946,604

Net Assets
Beginning of period	3,414,897,891	3,125,951,287

End of period	$3,110,958,834	$3,414,897,891

Undistributed net investment income
End of period	$59,014,845	$57,835,644

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	6,963,784	$118,047,737	2,467,820	$37,609,650
Reinvestments	7,275,787	113,138,486	2,407,260	35,844,106
Redemptions	(6,862,978)	(120,466,031)	(28,925,072)	(439,248,553)

Net increase (decrease)	7,376,593	$110,720,192	(24,049,992)	$(365,794,797)

Class B
Sales	2,086,263	$33,840,915	3,295,081	$50,252,247
Reinvestments	4,437,618	67,540,541	1,365,869	19,928,035
Redemptions	(5,170,278)	(86,008,051)	(15,381,765)	(230,320,151)

Net increase (decrease)	1,353,603	$15,373,405	(10,720,815)	$(160,139,869)

Class E
Sales	258,480	$4,246,759	611,050	$9,360,235
Reinvestments	429,148	6,583,132	137,872	2,028,096
Redemptions	(675,669)	(11,241,805)	(1,470,179)	(22,321,066)

Net increase (decrease)	11,959	$(411,914)	(721,257)	$(10,932,735)

Increase (decrease) derived from capital shares transactions		$125,681,683		$(536,867,401)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.92		$13.18	$13.43	$15.94	$19.13	$15.06

Income (Loss) from Investment Operations
Net investment income (a)	0.31		0.30	0.24	0.29	0.37	0.31
Net realized and unrealized gain (loss) on investments	(1.49)		3.72	0.68	(0.76)	(1.31)	4.22

Total from investment operations	(1.18)		4.02	0.92	(0.47)	(0.94)	4.53

Less Distributions
Distributions from net investment income	(0.31)		(0.28)	(0.31)	(0.53)	(0.48)	(0.46)
Distributions from net realized capital gains	(0.65)		0.00	(0.86)	(1.51)	(1.77)	0.00

Total distributions	(0.96)		(0.28)	(1.17)	(2.04)	(2.25)	(0.46)

Net Asset Value, End of Period	$14.78		$16.92	$13.18	$13.43	$15.94	$19.13

Total Return (%) (b)	(7.30	)(c)	30.78	8.43	(4.31)	(5.52)	30.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(d)	0.81	0.81	0.83	0.83	0.83
Net ratio of expenses to average net assets (%) (e)	0.80	(d)	0.79	0.79	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	3.71	(d)	1.93	1.95	1.88	2.12	1.79
Portfolio turnover rate (%)	21	(c)	36	50	49	45	58
Net assets, end of period (in millions)	$1,863.4		$2,009.0	$1,882.2	$1,722.4	$1,903.6	$2,176.6

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.56		$12.91	$13.17	$15.66	$18.84	$14.84

Income (Loss) from Investment Operations
Net investment income (a)	0.28		0.25	0.21	0.25	0.32	0.25
Net realized and unrealized gain (loss) on investments	(1.46)		3.65	0.66	(0.75)	(1.29)	4.17

Total from investment operations	(1.18)		3.90	0.87	(0.50)	(0.97)	4.42

Less Distributions
Distributions from net investment income	(0.27)		(0.25)	(0.27)	(0.48)	(0.44)	(0.42)
Distributions from net realized capital gains	(0.65)		0.00	(0.86)	(1.51)	(1.77)	0.00

Total distributions	(0.92)		(0.25)	(1.13)	(1.99)	(2.21)	(0.42)

Net Asset Value, End of Period	$14.46		$16.56	$12.91	$13.17	$15.66	$18.84

Total Return (%) (b)	(7.46	)(c)	30.43	8.18	(4.52)	(5.79)	30.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	(d)	1.06	1.06	1.08	1.08	1.08
Net ratio of expenses to average net assets (%) (e)	1.05	(d)	1.04	1.04	1.06	1.06	1.06
Ratio of net investment income to average net assets (%)	3.39	(d)	1.66	1.73	1.64	1.88	1.50
Portfolio turnover rate (%)	21	(c)	36	50	49	45	58
Net assets, end of period (in millions)	$1,137.6		$1,280.2	$1,136.3	$1,163.9	$1,287.4	$1,379.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.70		$13.02	$13.27	$15.77	$18.95	$14.92

Income (Loss) from Investment Operations
Net investment income (a)	0.29		0.27	0.22	0.26	0.34	0.27
Net realized and unrealized gain (loss) on investments	(1.48)		3.67	0.67	(0.75)	(1.29)	4.20

Total from investment operations	(1.19)		3.94	0.89	(0.49)	(0.95)	4.47

Less Distributions
Distributions from net investment income	(0.28)		(0.26)	(0.28)	(0.50)	(0.46)	(0.44)
Distributions from net realized capital gains	(0.65)		0.00	(0.86)	(1.51)	(1.77)	0.00

Total distributions	(0.93)		(0.26)	(1.14)	(2.01)	(2.23)	(0.44)

Net Asset Value, End of Period	$14.58		$16.70	$13.02	$13.27	$15.77	$18.95

Total Return (%) (b)	(7.42	)(c)	30.52	8.31	(4.45)	(5.67)	30.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.96	0.96	0.98	0.98	0.98
Net ratio of expenses to average net assets (%) (e)	0.95	(d)	0.94	0.94	0.96	0.96	0.96
Ratio of net investment income to average net assets (%)	3.47	(d)	1.75	1.83	1.75	1.98	1.60
Portfolio turnover rate (%)	21	(c)	36	50	49	45	58
Net assets, end of period (in millions)	$110.0		$125.7	$107.4	$113.1	$129.4	$148.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-14

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and distribution re-designations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $81,388,392. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $52,974,297. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.
The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$3,086,719

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
State Street Bank and Trust	$3,086,719	$—	$—	$3,086,719

*	Net amount represents the net amount receivable from the counter party in the event of default.
†	In some instance, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$464,544

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$1,962,687

BHFTI-16

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$64,830,041

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTI-17

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$685,766,827	$0	$688,295,020

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$12,704,052	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	1 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

BHFTI-18

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$3,209,934,112

Gross unrealized appreciation	249,485,577
Gross unrealized depreciation	(246,417,976)

Net unrealized appreciation (depreciation)	$3,067,601

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$57,800,237	$86,374,797	$—	$179,128,079	$57,800,237	$265,502,876

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$59,945,096	$126,623,053	$496,330,756	$—	$682,898,905

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $152,584,551.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-19

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned -0.25%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.46%.

MARKET ENVIRONMENT / CONDITIONS

2018 has witnessed the coming together and surge of all three forces of the economic cycle. The year began with a carryover of 2017’s low volatility that saw stocks reach their year-to-date highs in January on expectations for higher global growth. That growth surge gave way to an inflation scare as the reporting of higher employment in the U.S. sparked fears of a rapid increase in wages that could lead to a more hawkish Federal Reserve. The rapid rise in interest rates, especially in the U.S., caused a spike in market volatility and an infrequent simultaneous monthly decline across all three major asset classes in February. The inflation scare gave way to a tariff-led growth scare, which caused bonds to rally and stocks and commodities to fall, as President Trump made good on a campaign promise to aggressively renegotiate global trade agreements. As we reached the mid-point of 2018, stocks hold the leading position mainly due to gains in the U.S. and the U.K. Commodities held the lead for most of the first half before falling to the second place position due to fears of weaker economic growth as a result of a potential trade war and a strengthening U.S. dollar. Bonds have declined but with mixed results across markets as soft economic data and market concerns in Germany and Japan have led to gains, while the U.S. has experienced the largest price decline due to accelerating growth and inflation.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Balanced-Risk Allocation Portfolio strategically balances the amount of risk exposure to equities, fixed income, and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the Portfolio. Secondarily, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation, allowing the Portfolio risk target to fluctuate between 6% and 10%. Negative performance from the strategic commodity and bond exposures drove results for the reporting period while tactical commodity and strategic equity exposures were the lone contributors to performance.

Stocks ended the first half of 2018 with modest gains as markets recovered from losses in the first quarter due to a surge in volatility during February and March. Four of the Portfolio’s six stock exposures delivered gains, led by U.S. small caps (Russell 2000) and the U.K. The Russell 2000 Index hit a record high in 2018 due to benefits received from a lower corporate U.S. tax rate and regulatory reforms being implemented by the Trump administration. U.S. small cap stocks were also aided by a larger domestic focus making these holdings relatively less exposed to trade conflicts. U.K. stocks overcame political risks and were supported by low unemployment, firming wage pressure, the weaker sterling and higher oil prices that lifted share prices of the Russell 2000 Index’s large energy names. Tactical changes within the Portfolio’s equity allocations detracted from performance as exposures remained net overweight despite elevated market volatility. Losses in Japan, Hong Kong, and Europe offset gains from the U.S. large caps and small cap exposures.

Three of the six fixed income markets in our universe experienced declines with the U.S. responsible for the largest losses. Canadian and U.K. bonds joined the U.S. with declines as the Canadian central bank raised rates in January, while the Bank of England deferred a rate increase until the second half, likely due to a weak Gross Domestic Product report despite signs of firming wages and better retail sales. German bonds advanced after a strong rally in May, in response to the unknown outcome of the Italian election, keeping the market in positive territory for the reporting period. Gains in bunds were also fueled by dovish comments from the European Central Bank in June when they stated that rates would remain steady until late 2019 despite their intention to taper their bond purchase program beginning this September. Australian bonds finished with slight gains due to a recovery in May and June as the global trade conflict suppressed commodity prices and supported bonds in the natural resource-prevalent nation. Japanese bonds also had gains as the Bank of Japan remains ultra-accommodative. Tactical moves among the various bond markets also hurt returns. Given the increased market volatility, the intra-period recovery in German, Australia, and U.K. bond prices hindered results during periods in which the tactical models were underweight.

Commodities had a strong start to 2018 and they held a lead over stocks and bonds for most of the first half until pressure from a rising U.S. dollar and trade conflict took away the momentum and caused the asset class to finish with flat results. Energy was the only major sub-complex to finish higher as oil prices surged on firm worldwide demand and ongoing tailwinds from the Organization of Petroleum Exporting Countries’ curtailed output. Prices were further supported when President Trump re-imposed sanctions on Iran and as production in Venezuela collapsed due to internal political turmoil. Oil outperformed distillates as Brent and WTI crude oil led the way followed by gasoil, heating oil and unleaded gasoline. Natural gas prices moved higher as well, but gains were held back by expectations for increasing production. Agricultural commodities started the year with surging grain prices due to dry weather in the U.S. that supported wheat while drought conditions in Argentina boosted soybeans. Those gains were fleeting, however, as trade conflict and improving weather resulted in major intra-period declines. While wheat was able to finish higher, soybeans and soymeal gave back their gains as the Chinese retaliated with a 25% tariff placed on U.S. soybeans imports. Soft commodities were mixed as cotton advanced due to dry weather early in the year and cocoa prices surged on fears of a supply deficit. Sugar and coffee were amongst the worst overall performers due to oversupply and weakness in the Brazilian Real that allowed the country to reduce export prices. Precious metals prices

BHFTI-1

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

dipped with gold struggling as geopolitical tensions eased in Korea and an escalation of tension with Iran did not trigger a safe-haven bid. Gold was further weighed down by the Federal Reserve indicating further interest rate increases during 2018, which further strengthened the U.S. dollar. Industrial metals followed suit as aluminum took center stage in the trade conflict and the sub-complex was further pressured by the rising dollar. Tactical shifts among commodities were successful due to mainly to an overweight position in oil, while agricultural shifts benefitted from underweight positions in sugar and live cattle along with an overweight to wheat.

At period end, from a notional exposure standpoint, tactical positioning continued to maintain overweight positions to all six equity markets, but on a reduced basis with the exception of Europe, where the overweight has increased. The overweight to bonds has strengthened for all markets except the U.S., where the former neutral weight has shifted to an underweight. Japanese bonds continued to be absent from the strategy. Positioning in commodities is decidedly defensive with underweights to all agricultural commodities and metals, while energy commodities maintain overweight positions.

Please note that the Portfolio is principally implemented with derivative instruments that include futures, commodity-linked notes, and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments, and they performed as expected over the reporting period. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments. At period end, the Portfolio’s total notional exposure was 159%.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
Invesco Balanced-Risk Allocation Portfolio
Class B	-0.25	7.50	5.49	4.88
Dow Jones Moderate Index	0.46	7.83	7.33	7.37

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	78.5
Global Developed Equities	46.9
Commodities - Production Weighted	31.8

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

BHFTI-3

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class B (a)	Actual	0.89%	$1,000.00	$997.50	$4.41
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—4.4% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury—4.4%
U.S. Treasury Floating Rate Notes 1.909%, 3M USTBMM + 0.000%, 01/31/20 (a)	11,050,000	$11,047,324
1.942%, 3M USTBMM + 0.033%, 04/30/20 (a)	29,992,000	29,986,644
2.083%, 3M USTBMM + 0.174%, 07/31/18 (a)	28,160,000	28,164,334

Total U.S. Treasury & Government Agencies (Cost $69,205,225)		69,198,302

Commodity-Linked Securities—1.9%
Canadian Imperial Bank of Commerce Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.020% (linked to Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2), 03/29/19 (a)	8,400,000	7,037,905
Cargill, Inc. Commodity Linked Note, one month LIBOR Rate minus 0.010% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 02/25/19 (a)	16,030,000	13,517,111
Royal Bank of Canada Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Royal Bank of Canada Enhanced Agriculture Basket 04 Excess Return Index, multiplied by 2), 03/29/19 (144A) (a)	11,150,000	9,345,491

Total Commodity-Linked Securities (Cost $35,580,000)		29,900,507

Municipals—1.1%
New York State Housing Finance Agency, Revenue Bond 2.200%, 11/01/49 (a) (Cost $18,000,000)	18,000,000	18,000,000

Short-Term Investments—90.1%

Certificate of Deposit—10.8%
Bank of America N.A. 2.284%, 11/08/18	20,000,000	20,011,137
KBC Bank NV 2.120%, 07/10/18	30,000,000	30,001,597
Mizuho Bank, Ltd. (NY) 2.340%, 07/09/18	34,000,000	34,003,271
Oversea-Chinese Banking Corp., Ltd. 2.050%, 07/03/18	40,000,000	40,000,607
Sumitomo Mitsui Trust Bank, Ltd. 1.940%, 07/05/18	15,000,000	15,000,024
Wells Fargo Bank N.A. 2.245%, 1M LIBOR + 0.240%, 12/05/18 (a)	20,000,000	20,001,560
2.513%, 1M LIBOR + 0.500%, 04/05/19 (a)	13,000,000	13,022,542

		172,040,738

Commercial Paper—55.3%
Albion Capital Corp. 2.073%, 07/20/18 (b)	40,000,000	39,953,940
Apple, Inc. 1.606%, 07/06/18 (144A) (b)	20,000,000	19,992,572
Bank Nederlandse Gemeenten N.V. 1.070%, 07/02/18 (144A) (b)	20,000,000	19,996,808
Barton Capital Corp. 2.308%, 09/06/18 (144A) (b)	20,000,000	19,913,482

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Bennington Sark Capital Co. LLC 2.145%, 08/21/18 (144A) (b)	20,000,000	$19,934,722
Caisse des Depots et Consignations 2.104%, 07/31/18 (144A) (b)	20,000,000	19,966,400
Charta LLC 2.298%, 09/26/18 (144A) (b)	18,000,000	17,898,673
Chevron Corp. 1.841%, 07/12/18 (144A) (b)	33,500,000	33,476,628
Coca-Cola Co. (The) 2.090%, 09/13/18 (144A) (b)	15,000,000	14,933,722
Colgate-Palmolive Co. 1.566%, 07/05/18 (144A) (b)	15,000,000	14,995,230
Collateralized Commercial Paper II Co. LLC 2.243%, 1M LIBOR + 0.260%, 11/01/18 (144A) (a)	30,000,000	30,007,980
Exxon Mobil Corp. 1.725%, 07/10/18 (b)	40,000,000	39,976,509
HSBC Bank plc 2.431%, 1M LIBOR + 0.430%, 10/03/18 (144A) (a)	30,000,000	30,024,570
2.563%, 1M LIBOR + 0.460%, 03/27/19 (144A) (a)	15,000,000	15,019,170
ING U.S. Funding LLC 2.325%, 1M LIBOR + 0.300%, 03/04/19 (a)	20,000,000	19,997,120
Intel Corp. 1.722%, 07/09/18 (144A) (b)	19,050,000	19,039,851
Kells Funding LLC 1.891%, 07/11/18 (144A) (b)	20,000,000	19,986,927
Liberty Funding LLC 2.004%, 07/24/18 (144A) (b)	20,000,000	19,971,486
L’Oreal U.S.A., Inc. 1.731%, 07/09/18 (144A) (b)	30,000,000	29,984,017
1.903%, 07/23/18 (144A) (b)	15,000,000	14,980,460
Manhattan Asset Funding Co. LLC 2.155%, 08/22/18 (144A) (b)	40,000,000	39,868,720
Matchpoint Finance plc 2.126%, 08/06/18 (144A) (b)	15,000,000	14,965,879
2.311%, 09/11/18 (144A) (b)	15,000,000	14,928,806
Merck & Co., Inc. 0.938%, 07/02/18 (144A) (b)	40,000,000	39,993,667
Nestle Capital Corp. 1.521%, 07/06/18 (144A) (b)	20,000,000	19,992,572
Nestle Finance International, Ltd. 1.731%, 07/09/18 (b)	25,000,000	24,986,680
Old Line Funding LLC 2.345%, 10/12/18 (144A) (b)	40,000,000	39,730,500
PepsiCo, Inc. 1.921%, 08/02/18 (144A) (b)	30,000,000	29,943,248
1.948%, 08/01/18 (144A) (b)	13,500,000	13,475,250
Total Capital Canada, Ltd. 2.187%, 09/27/18 (144A) (b)	45,000,000	44,752,500
Toyota Motor Credit Corp. 2.018%, 08/07/18 (b)	30,000,000	29,934,707
UBS AG 2.366%, 1M LIBOR + 0.320%, 03/12/19 (144A) (a)	20,000,000	19,996,320
Unilever Capital Corp. 2.168%, 10/01/18 (144A) (b)	15,000,000	14,911,562
Wal-Mart Stores, Inc. 1.558%, 07/05/18 (144A) (b)	42,500,000	42,486,081

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Paper—(Continued)
Westpac Banking Corp. 2.266%, 1M LIBOR + 0.220%, 12/10/18 (144A) (a)	30,000,000	$30,004,620

		880,021,379

Mutual Funds—14.7%
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 2.090% (c) (d)	157,724,462	157,724,462
STIT-Government & Agency Portfolio, Institutional Class 1.810% (c) (d)	45,929,934	45,929,934
STIT-Treasury Portfolio, Institutional Class 1.568% (c) (d)	30,619,957	30,619,957

		234,274,353

U.S. Treasury—9.3%
U.S. Treasury Bills 1.556%, 07/05/18 (b)	38,950,000	38,944,612
1.560%, 07/12/18 (b) (e)	38,000,000	37,982,306
2.076%, 12/06/18 (b) (e)	72,390,000	71,749,127

		148,676,045

Total Short-Term Investments (Cost $1,434,967,982)		1,435,012,515

Total Investments—97.5% (Cost $1,557,753,207)		1,552,111,324
Other assets and liabilities (net)—2.5%		39,402,882

Net Assets—100.0%		$1,591,514,206

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2018.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $56,623,775.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $734,517,914, which is 46.2% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	09/17/18	3,820	AUD	494,161,579	$4,824,738
Brent Crude Oil Futures	09/28/18	375	USD	29,448,750	975,359
Canada Government Bond 10 Year Futures	09/19/18	2,990	CAD	408,762,900	5,922,906
Euro Stoxx 50 Index Futures	09/21/18	3,030	EUR	102,747,300	(1,867,272)
Euro-Bund Futures	09/06/18	1,054	EUR	171,327,700	2,066,661
FTSE 100 Index Futures	09/21/18	1,423	GBP	108,169,345	(790,848)
Gasoline RBOB Futures	07/31/18	554	USD	50,054,122	1,076,789
Hang Seng Index Futures	07/30/18	501	HKD	719,586,300	476,256
New York Harbor ULSD Futures	10/31/18	174	USD	16,280,762	337,171
Russell 2000 Index Mini Futures	09/21/18	1,293	USD	106,510,875	(1,935,279)
S&P 500 Index E-Mini Futures	09/21/18	810	USD	110,224,800	(2,380,119)
Silver Futures	09/26/18	326	USD	26,402,740	(407,640)
TOPIX Index Futures	09/13/18	988	JPY	17,097,340,000	(3,728,128)
U.S. Treasury Long Bond Futures	09/19/18	985	USD	142,825,000	2,135,128
United Kingdom Long Gilt Bond Futures	09/26/18	1,429	GBP	175,852,740	2,017,567
WTI Light Sweet Crude Oil Futures	09/20/18	292	USD	20,708,640	1,466,018

Net Unrealized Appreciation					$10,189,307

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Swap Agreements

OTC Total Return Swaps

Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
0.450%	Monthly	02/07/19	BBP	Barclays Commodity Strategy 1727 Excess Return Index (a)	USD	48,933,017	$(1,926,637)	$—	$(1,926,637)
0.330%	Monthly	10/23/18	BBP	Barclays Copper Excess Return Index	USD	33,371,657	(1,931,690)	—	(1,931,690)
0.470%	Monthly	02/15/19	CIBC	CIBC Custom 6 Agriculture Commodity Index	USD	442,073	(28,875)	—	(28,875)
0.300%	Monthly	04/10/19	CIBC	CIBC Dynamic Roll LME Copper Excess Return Index 2	USD	34,500,542	(3,042,128)	—	(3,042,128)
0.470%	Monthly	02/14/19	CG	Cargill 11 Commodity Index 3 (b)	USD	42,188,405	—	—	—
0.400%	Monthly	02/12/19	GSI	Goldman Sachs Alpha Basket 1057 Excess Return Strategy (c)	USD	40,788,398	(2,782,375)	—	(2,782,375)
0.000%	Monthly	07/31/18	GSI	Hang Seng Index	HKD	162,724,892	129,156	—	129,156
0.250%	Monthly	04/25/19	JPMC	JPMorgan Contag Gas Oil Class A Excess Return Index	USD	17,540,400	847,200	—	847,200
0.280%	Monthly	09/05/18	MLI	MLCX Aluminum Excess Return Index	USD	5,816,210	—	—	—
0.250%	Monthly	09/14/18	MLI	MLCX Dynamic Enhanced Copper Excess Return Index	USD	5,678,566	—	—	—
0.250%	Monthly	11/13/18	MLI	MLCX Natural Gas Excess Return Index	USD	14,961,905	—	—	—
0.300%	Monthly	12/19/18	MBL	Macquarie Dynamic Aluminum Excess Return Index	USD	21,497,828	(220,730)	—	(220,730)
0.140%	Monthly	06/26/19	MLI	Merrill Lynch Gold Excess Return Index	USD	23,572,068	(101,037)	—	(101,037)
0.380%	Monthly	10/16/18	MSC	S&P GSCI Aluminum Dynamic Roll Index	USD	22,113,940	(890,560)	—	(890,560)
0.090%	Monthly	10/16/18	JPMC	S&P GSCI Gold Official Close Index	USD	21,991,068	(280,367)	—	(280,367)

Totals							$(10,228,043)	$—	$(10,228,043)

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

(a)	The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Barclays Bank plc, as of June 30, 2018:

Futures Contracts—Long	Notional Value	Component Weighting
Cotton No. 2	$10,080,202	20.6%
Sugar No. 11	9,884,469	20.2%
Soybean Meal	9,639,804	19.7%
Soybean	9,493,005	19.4%
Corn No. 2 Yellow	2,397,718	4.9%
Coffee “C”	2,348,785	4.8%
Wheat	2,299,852	4.7%
Soybean Oil	2,250,919	4.6%
Lean Hogs	244,665	0.5%
Live Cattle	195,732	0.4%
Cocoa	97,866	0.2%

	$48,933,017	100.0%

(b)	The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Cargill, Inc., as of June 30, 2018:

Futures Contracts—Long	Notional Value	Component Weighting
Cotton No. 2	$8,690,810	20.6%
Sugar No. 11	8,522,058	20.2%
Soybean Meal	8,311,116	19.7%
Soybean	8,184,551	19.4%
Corn No. 2 Yellow	2,067,232	4.9%
Coffee “C”	2,025,043	4.8%
Wheat	1,982,855	4.7%
Soybean Oil	1,940,667	4.6%
Lean Hogs	210,942	0.5%
Live Cattle	168,754	0.4%
Cocoa	84,377	0.2%

	$42,188,405	100.0%

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Swap Agreements—(Continued)

(c)	The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Goldman Sachs International, as of June 30, 2018:

Futures Contracts—Long	Notional Value	Component Weighting
Cotton No. 2	$8,402,410	20.6%
Sugar No. 11	8,239,256	20.2%
Soybean Meal	8,035,314	19.7%
Soybean	7,912,949	19.4%
Corn No. 2 Yellow	1,998,632	4.9%
Coffee “C”	1,957,843	4.8%
Wheat	1,917,055	4.7%
Soybean Oil	1,876,266	4.6%
Lean Hogs	203,942	0.5%
Live Cattle	163,154	0.4%
Cocoa	81,577	0.2%

	$40,788,398	100.0%

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CG)—	Cargill, Inc.
(CIBC)—	Canadian Imperial Bank of Commerce
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MBL)—	Macquarie Bank, Ltd.
(MLI)—	Merrill Lynch International
(MSC)—	Morgan Stanley Capital Services, LLC

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(USTBMM)—	U.S. Treasury Bill Money Market Yield

Other Abbreviations

(EMTN)—	Euro Medium-Term Note

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$69,198,302	$—	$69,198,302
Total Commodity-Linked Securities	—	29,900,507	—	29,900,507
Total Municipals	—	18,000,000	—	18,000,000
Short-Term Investments
Certificate of Deposit	—	172,040,738	—	172,040,738
Commercial Paper	—	880,021,379	—	880,021,379
Mutual Funds	234,274,353	—	—	234,274,353
U.S. Treasury	—	148,676,045	—	148,676,045
Total Short-Term Investments	234,274,353	1,200,738,162	—	1,435,012,515
Total Investments	$234,274,353	$1,317,836,971	$—	$1,552,111,324

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$21,298,593	$—	$—	$21,298,593
Futures Contracts (Unrealized Depreciation)	(11,109,286)	—	—	(11,109,286)
Total Futures Contracts	$10,189,307	$—	$—	$10,189,307
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$976,356	$—	$976,356
OTC Swap Contracts at Value (Liabilities)	—	(11,204,399)	—	(11,204,399)
Total OTC Swap Contracts	$—	$(10,228,043)	$—	$(10,228,043)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a)	$1,317,836,971
Affiliated investments at value (b)	234,274,353
Cash collateral (c)	51,751,823
OTC swap contracts at market value	976,356
Receivable for:
Fund shares sold	19,340
Dividends from affiliated investments	171,582
Interest	970,711
Variation margin on futures contracts	5,111,508

Total Assets	1,611,112,644
Liabilities
Due to custodian	876,353
Cash due to bank denominated in foreign currencies (d)	512,558
OTC swap contracts at market value	11,204,399
Payables for:
OTC swap contracts	5,058,883
Fund shares redeemed	319,675
Interest on OTC swap contracts	59,759
Accrued Expenses:
Management fees	795,262
Distribution and service fees	330,399
Deferred trustees’ fees	102,834
Other expenses	338,316

Total Liabilities	19,598,438

Net Assets	$1,591,514,206

Net Assets Consist of:
Paid in surplus	$1,579,233,635
Undistributed net investment income	5,445,708
Accumulated net realized gain	12,263,484
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(5,428,621)

Net Assets	$1,591,514,206

Net Assets
Class B	$1,591,514,206
Capital Shares Outstanding*
Class B	170,163,686
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.35

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,323,478,854.
(b)	Identified cost of affiliated investments was $234,274,353.
(c)	Includes collateral of $17,340,000 for futures contracts and $34,411,823 for OTC swap contracts.
(d)	Identified cost of cash due to bank denominated in foreign currencies was $512,331.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends from affiliated investments	$2,031,531
Interest (a)	11,396,702

Total investment income	13,428,233
Expenses
Management fees	5,081,061
Administration fees	50,182
Custodian and accounting fees	126,975
Distribution and service fees—Class B	2,013,798
Audit and tax services	42,610
Legal	33,498
Trustees’ fees and expenses	20,711
Shareholder reporting	33,220
Insurance	5,488
Miscellaneous	10,668

Total expenses	7,418,211
Less management fee waiver	(253,297)

Net expenses	7,164,914

Net Investment Income	6,263,319

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	1,634,037
Futures contracts	13,096,593
Swap contracts	1,800,304
Foreign currency transactions	62,669

Net realized gain	16,593,603

Net change in unrealized appreciation (depreciation) on:
Investments	(5,355,144)
Futures contracts	(831,900)
Swap contracts	(21,348,947)
Foreign currency transactions	215,226

Net change in unrealized depreciation	(27,320,765)

Net realized and unrealized loss	(10,727,162)

Net Decrease in Net Assets From Operations	$(4,463,843)

(a)	Net of foreign withholding taxes of $49,894.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,263,319	$2,447,578
Net realized gain	16,593,603	139,927,277
Net change in unrealized appreciation (depreciation)	(27,320,765)	14,881,928

Increase (decrease) in net assets from operations	(4,463,843)	157,256,783

From Distributions to Shareholders
Net investment income
Class B	(18,371,721)	(61,587,538)
Net realized capital gains
Class B	(123,308,497)	(85,371,984)

Total distributions	(141,680,218)	(146,959,522)

Increase in net assets from capital share transactions	66,139,395	134,041,759

Total increase (decrease) in net assets	(80,004,666)	144,339,020

Net Assets
Beginning of period	1,671,518,872	1,527,179,852

End of period	$1,591,514,206	$1,671,518,872

Undistributed net investment income
End of period	$5,445,708	$17,554,110

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	1,492,655	$15,092,173	14,228,133	$147,437,200
Reinvestments	14,898,025	141,680,218	15,244,764	146,959,522
Redemptions	(8,917,713)	(90,632,996)	(15,984,182)	(160,354,963)

Net increase	7,472,967	$66,139,395	13,488,715	$134,041,759

Increase derived from capital shares transactions		$66,139,395		$134,041,759

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.27		$10.24	$9.18	$10.64	$10.58	$10.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.02	(0.04)	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.05)		0.94	1.12	(0.32)	0.65	0.27

Total from investment operations	(0.01)		0.96	1.08	(0.40)	0.57	0.19

Less Distributions
Distributions from net investment income	(0.12)		(0.39)	(0.02)	(0.30)	0.00	0.00
Distributions from net realized capital gains	(0.79)		(0.54)	0.00	(0.76)	(0.51)	(0.10)

Total distributions	(0.91)		(0.93)	(0.02)	(1.06)	(0.51)	(0.10)

Net Asset Value, End of Period	$9.35		$10.27	$10.24	$9.18	$10.64	$10.58

Total Return (%) (b)	(0.25	) (c)	10.00	11.72	(4.20)	5.58	1.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(d)	0.91	0.92	0.92	0.94	0.93
Gross ratio of expenses to average net assets excluding interest expense (%)	0.92	(d)	0.91	0.92	0.92	0.93	0.91
Net ratio of expenses to average net assets (%) (e)(f)	0.89	(d)	0.88	0.89	0.89	0.91	0.90
Net ratio of expenses to average net assets excluding interest expense (%) (e) (f)	0.89	(d)	0.88	0.89	0.89	0.90	0.88
Ratio of net investment income (loss) to average net assets (%)	0.78	(d)	0.15	(0.40)	(0.76)	(0.78)	(0.76)
Portfolio turnover rate (%)	59	(c)	81	137	40	44	34
Net assets, end of period (in millions)	$1,591.5		$1,671.5	$1,527.2	$1,287.2	$1,351.3	$1,340.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% and 0.01% for the six months ended June 30, 2018 and for the year ended December 31, 2017, respectively. (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it may invest in commodity derivatives, exchange-traded notes, exchange-traded funds, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2018, the Portfolio held $374,390,375 in the Subsidiary, representing 23.2% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from

BHFTI-14

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2018, the Portfolio had a payment of $1,388,911 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2018. The Portfolio’s average overdraft advances during the six months ended June 30, 2018 were not significant.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under

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Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no open repurchase agreements at June 30, 2018.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

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Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$16,967,000
Equity	OTC swap contracts at market value	129,156
	Unrealized appreciation on futures contracts (a) (b)	476,256	Unrealized depreciation on futures contracts (a) (b)	$10,701,646
Commodity	OTC swap contracts at market value (c)	847,200	OTC swap contracts at market value (c)	11,204,399
	Unrealized appreciation on futures contracts (a) (b)	3,855,337	Unrealized depreciation on futures contracts (a) (b)	407,640

		$22,274,949		$22,313,685

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Excludes OTC swap interest payable of $59,759.

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Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$129,156	$(129,156)	$—	$—
JPMorgan Chase Bank N.A.	847,200	(280,367)	—	566,833

	$976,356	$(409,523)	$—	$566,833

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$3,858,327	$—	$(3,858,327)	$—
Canadian Imperial Bank of Commerce	3,071,003	—	(3,071,003)	—
Goldman Sachs International	2,782,375	(129,156)	(2,653,219)	—
JPMorgan Chase Bank N.A.	280,367	(280,367)	—	—
Macquarie Bank, Ltd.	220,730	—	(220,730)	—
Merrill Lynch International	101,037	—	(101,037)	—
Morgan Stanley Capital Services LLC	890,560	—	(540,000)	350,560

	$11,204,399	$(409,523)	$(10,444,316)	$350,560

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$17,132,623	$18,810,130	$(22,846,160)	$13,096,593
Swap contracts	—	307,343	1,492,961	1,800,304

	$17,132,623	$19,117,473	$(21,353,199)	$14,896,897

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$23,327,444	$(19,405,716)	$(4,753,628)	$(831,900)
Swap contracts	—	(346,862)	(21,002,085)	(21,348,947)

	$23,327,444	$(19,752,578)	$(25,755,713)	$(22,180,847)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$805,228,613
Swap contracts	2,802,814

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

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Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$41,042,000	$35,580,000	$33,142,000	$36,560,894

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$5,081,061	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the six months ended June 30, 2018 amounted to $184,913 and are shown as a management fee waiver in the Consolidated Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $68,384 was waived in the aggregate for the six months ended June 30, 2018 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees

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Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Ending Value as of June 30, 2018
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	$185,503,453	$149,037,194	$(176,816,185)	$157,724,462
STIT-Government & Agency Portfolio, Institutional Class	60,600,758	224,794,926	(239,465,750)	45,929,934
STIT-Treasury Portfolio Institutional Class	40,400,506	149,863,284	(159,643,833)	30,619,957

	$286,504,717	$523,695,404	$(575,925,768)	$234,274,353

Security Description	Income earned from affiliates during the period	Number of shares held at June 30, 2018
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	$1,463,544	157,724,462
STIT-Government & Agency Portfolio, Institutional Class	389,511	45,929,934
STIT-Treasury Portfolio Institutional Class	178,476	30,619,957

	$2,031,531

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,557,778,141

Gross unrealized appreciation	22,446,449
Gross unrealized depreciation	(28,152,002)

Net unrealized appreciation (depreciation)	$(5,705,553)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$97,657,989	$2,081,473	$49,301,533	$—	$146,959,522	$2,081,473

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$103,354,513	$37,800,911	$17,374,237	$—	$158,529,661

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

BHFTI-21

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-22

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the Invesco Comstock Portfolio returned 0.31% and 0.18%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned -1.69%.

MARKET ENVIRONMENT / CONDITIONS

Market volatility increased starting in late January of 2018, spurred by investor concerns about inflation and trade wars, particularly a tariff battle with China, and the resulting negative effect on the U.S. economy. Despite ongoing volatility, the S&P 500 Index posted a 2.65% return. However, overseas stocks did not fare as well, with both developed and emerging market equities declining. U.S. economic data were mixed. Unemployment stayed strong, remaining under 4%, while first quarter GDP estimates were revised lower to 2% and May inflation was higher than expected at 2.8%. In response, the Federal Reserve raised interest rates for the second time in 2018 and signaled the probability of two more rate hikes this year. In May, the 10-year U.S. Treasury yield hit its highest level since 2011, causing a U.S. bond sell-off. However, bonds recovered most of those losses, with yields ending the period lower.

In general, the U.S. broad market outperformed foreign stocks. Within the U.S., growth outperformed value within small, mid and large caps.

PORTFOLIO REVIEW / CURRENT POSITIONING

The Portfolio produced positive returns and outperformed the Russell 1000 Value Index for the six- month period, ending June 30, 2018. Within the Russell 1000 Value Index, Energy and Information Technology were the top performing sectors, while Consumer Staples and Telecommunication Services were the 2 worst performing sectors, posting negative returns. The Portfolio’s main performance driver was stock selection.

Stock selection and a material overweight in Energy was the largest driver of relative return during the period. Energy stocks responded positively to the rising price of oil, after lagging the commodity’s price gains through April. Hess Corp. and Marathon Oil Corp. were the Portfolio’s largest individual relative contributors within the sector.

Stock selection within Information Technology also boosted relative performance. Microsoft, Inc. and NetApp, Inc. were top relative contributors. NetApp, Inc. performed well after reporting sales and profits that exceeded expectations due to strong product adoption, an expanded customer base and new cloud partnerships.

An underweight and stock selection in Consumer Staples also helped relative return, as this was the benchmark’s worst performing sector. The Portfolio has long been materially underweight in this sector due to what we view as unattractive valuations and weak fundamentals.

On the negative side, stock selection and a material overweight in Financials was a large detractor from relative performance. Select holdings within banks were the largest detractors. Many large banks and interest rate sensitive financial stocks have been under pressure from concern about results of the Federal Reserve Bank Stress Test, which were lower than in 2017 generally due to a combination of higher credit card exposures and changes to the tax code. Stock selection within Health Care also detracted from relative performance. In May, Cardinal Health, Inc.’s stock hit a three-year low after reporting more than a 30% drop in earnings from the prior year, which resulted from a higher-than-expected tax rate on its medical devices division, where most business comes from outside the U.S. Having no exposure to Real Estate also dampened relative performance. The Portfolio has long been materially underweight in this sector due to unattractive valuations, in our opinion.

We used currency forward contracts during the reporting period solely for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. The use of currency forward contracts had a positive impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the reporting period.

BHFTI-1

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, compared to the Russell 1000 Value Index, the Portfolio’s largest overweights were in Energy, Financials and Information Technology. The Portfolio’s largest underweights were in Real Estate, Utilities, Telecommunication Services and Consumer Staples.

Kevin C. Holt

Devin E. Armstrong

Charles DyReyes

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	0.31	14.58	10.78	9.87
Class B	0.18	14.28	10.51	9.61
Russell 1000 Value Index	-1.69	6.77	10.34	8.49

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Citigroup, Inc.	5.2
Bank of America Corp.	4.6
JPMorgan Chase & Co.	3.5
Cisco Systems, Inc.	2.7
Suncor Energy, Inc.	2.6
Royal Dutch Shell plc - Class A (ADR)	2.5
Marathon Oil Corp.	2.2
BP plc (ADR)	2.2
Chevron Corp.	2.1
Pfizer, Inc.	2.0

Top Sectors

% of Net Assets
Financials	29.5
Energy	20.2
Health Care	15.4
Information Technology	10.8
Industrials	7.2
Consumer Discretionary	6.0
Consumer Staples	4.0
Materials	2.0
Telecommunication Services	0.7

BHFTI-3

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.55%	$1,000.00	$1,003.10	$2.73
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class B (a)	Actual	0.80%	$1,000.00	$1,001.80	$3.97
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—95.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Arconic, Inc.	1,106,151	$18,815,629
Textron, Inc.	452,830	29,846,025

		48,661,654

Automobiles—1.9%
General Motors Co.	1,280,787	50,463,008

Banks—19.8%
Bank of America Corp.	4,223,102	119,049,245
Citigroup, Inc.	2,030,862	135,905,285
Citizens Financial Group, Inc.	835,922	32,517,366
Fifth Third Bancorp	1,465,573	42,061,945
JPMorgan Chase & Co.	886,057	92,327,140
KeyCorp (a)	558,867	10,920,261
PNC Financial Services Group, Inc. (The)	288,731	39,007,558
Wells Fargo & Co.	760,806	42,179,085

		513,967,885

Biotechnology—2.9%
Biogen, Inc. (a) (b)	82,320	23,892,557
Gilead Sciences, Inc.	257,534	18,243,709
Shire plc	583,287	32,802,693

		74,938,959

Building Products—1.6%
Johnson Controls International plc (a)	1,276,945	42,713,810

Capital Markets—5.6%
Bank of New York Mellon Corp. (The)	712,446	38,422,213
Goldman Sachs Group, Inc. (The)	123,004	27,130,992
Morgan Stanley	1,020,548	48,373,975
State Street Corp. (a)	342,085	31,844,693

		145,771,873

Chemicals—1.0%
CF Industries Holdings, Inc. (a)	562,735	24,985,434

Communications Equipment—2.7%
Cisco Systems, Inc.	1,656,302	71,270,675

Consumer Finance—0.8%
Ally Financial, Inc.	821,494	21,580,647

Containers & Packaging—1.0%
International Paper Co.	518,254	26,990,668

Electrical Equipment—2.0%
Eaton Corp. plc	492,340	36,797,492
Emerson Electric Co. (a)	224,017	15,488,535

		52,286,027

Energy Equipment & Services—0.9%
Halliburton Co.	539,776	24,322,307

Food Products—2.0%
Archer-Daniels-Midland Co.	465,359	$21,327,403
Danone S.A.	405,887	29,754,283

		51,081,686

Health Care Equipment & Supplies—0.9%
Medtronic plc	260,391	22,292,073

Health Care Providers & Services—3.9%
Anthem, Inc. (a)	179,348	42,690,204
Cardinal Health, Inc.	413,297	20,181,293
CVS Health Corp. (a)	274,667	17,674,822
McKesson Corp.	157,601	21,023,973

		101,570,292

Hotels, Restaurants & Leisure—1.5%
Carnival Corp.	700,334	40,136,142

Household Products—2.1%
Kimberly-Clark Corp.	300,003	31,602,316
Reckitt Benckiser Group plc	264,680	21,758,133

		53,360,449

Industrial Conglomerates—0.5%
General Electric Co.	967,929	13,173,514

Insurance—3.3%
Aflac, Inc.	337,318	14,511,421
Allstate Corp. (The)	280,182	25,572,211
American International Group, Inc.	880,812	46,700,652

		86,784,284

Internet Software & Services—1.0%
eBay, Inc. (b)	698,290	25,319,995

IT Services—0.9%
Cognizant Technology Solutions Corp. - Class A	300,554	23,740,760

Machinery—1.1%
Caterpillar, Inc.	103,924	14,099,369
Ingersoll-Rand plc	168,382	15,108,917

		29,208,286

Media—1.4%
CBS Corp. - Class B	230,657	12,967,537
Charter Communications, Inc. - Class A (a) (b)	34,164	10,017,226
Comcast Corp. - Class A	424,704	13,934,538

		36,919,301

Oil, Gas & Consumable Fuels—19.3%
Anadarko Petroleum Corp.	227,051	16,631,486
BP plc (ADR)	1,248,674	57,014,455
Canadian Natural Resources, Ltd.	853,180	30,794,045
Chevron Corp.	427,455	54,043,135
Devon Energy Corp.	1,154,855	50,767,426
Hess Corp. (a)	648,800	43,398,232

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—(Continued)
Marathon Oil Corp.	2,754,037	$57,449,212
Noble Energy, Inc. (a)	551,955	19,472,972
Occidental Petroleum Corp.	337,163	28,213,800
QEP Resources, Inc. (a) (b)	828,127	10,152,837
Royal Dutch Shell plc - Class A (ADR)	950,223	65,783,938
Suncor Energy, Inc.	1,682,263	68,434,459

		502,155,997

Pharmaceuticals—7.8%
Allergan plc	241,084	40,193,524
Merck & Co., Inc.	467,081	28,351,817
Mylan NV (b)	749,408	27,083,605
Novartis AG	278,036	21,059,710
Pfizer, Inc.	1,405,087	50,976,556
Sanofi (ADR)	859,119	34,373,351

		202,038,563

Semiconductors & Semiconductor Equipment—3.5%
Intel Corp. (a)	938,048	46,630,366
QUALCOMM, Inc.	796,812	44,717,090

		91,347,456

Software—1.4%
Microsoft Corp.	377,997	37,274,284

Specialty Retail—1.1%
Advance Auto Parts, Inc. (a)	203,006	27,547,914

Technology Hardware, Storage & Peripherals—0.8%
NetApp, Inc. (a)	254,221	19,963,975

Wireless Telecommunication Services—0.7%
Vodafone Group plc	7,593,506	18,400,407

Total Common Stocks (Cost $1,970,807,363)		2,480,268,325

Mutual Fund—0.5%

Investment Company Security—0.5%
Altaba, Inc. (b) (Cost $5,664,759)	171,297	12,540,653

Short-Term Investment—4.1%

Repurchase Agreement—4.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $105,421,909; collateralized by U.S. Treasury Note at 2.750%, maturing 04/30/23, with a market value of $107,523,996.	105,414,881	105,414,881

Total Short-Term Investments (Cost $105,414,881)		105,414,881

Securities Lending Reinvestments (c)—7.0%
Security Description	Principal Amount*	Value

Bank Note—0.4%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (d)	10,000,000	$10,000,000

Certificates of Deposit—3.6%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (d)	5,000,000	5,000,270
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	5,000,000	4,999,710
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (d)	5,000,000	5,004,650
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (d)	1,500,000	1,499,774
Cooperative Rabobank UA 2.353%, 1M LIBOR + 0.370%, 10/01/18 (d)	4,000,000	4,001,544
2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	2,000,000	2,001,556
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (d)	4,000,000	4,000,184
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	3,975,980	3,994,400
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (d)	2,000,000	2,000,336
2.460%, FEDEFF PRV + 0.550%, 09/07/18 (d)	3,500,000	3,500,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	5,000,000	4,999,795
Mitsubishi UFJ Trust and Banking Corp. 2.300%, 08/15/18	5,000,635	5,001,085
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (d)	2,000,000	2,000,104
2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	3,000,000	3,001,380
2.548%, 3M LIBOR + 0.190%, 02/01/19 (d)	2,000,000	2,000,494
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (d)	4,500,000	4,498,879
Royal Bank of Canada New York 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	4,000,000	4,001,840
2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	5,000,000	5,004,005
Standard Chartered plc 2.250%, 08/21/18	2,500,000	2,500,382
2.384%, 1M LIBOR + 0.300%, 08/22/18 (d)	2,500,000	2,500,060
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (d)	3,500,000	3,500,308
Sumitomo Mitsui Trust Bank, Ltd. 2.445%, 3M LIBOR + 0.090%, 10/18/18 (d)	3,002,347	3,000,105
Svenska Handelsbanken AB 2.451%, 1M LIBOR + 0.450%, 04/03/19 (d)	4,000,000	4,003,608
2.459%, 3M LIBOR + 0.100%, 04/30/19 (d)	4,000,000	4,000,048
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (d)	4,250,000	4,250,098
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	3,000,000	2,999,802

		93,264,417

Commercial Paper—2.1%
Bank of China, Ltd. 2.500%, 07/23/18	3,974,722	3,994,972

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	5,000,000	$5,002,195
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	15,000,000	15,004,380
Ridgefield Funding Co. LLC 2.400%, 07/09/18	4,967,667	4,998,285
Sheffield Receivables Co. 2.490%, 11/26/18	7,401,956	7,422,248
Starbird Funding Corp. 2.300%, 08/10/18	7,457,833	7,481,287
Toyota Motor Credit Corp. 2.320%, 07/26/18	1,986,338	1,997,238
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	10,000,000	9,998,080

		55,898,685

Repurchase Agreements—0.5%
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $2,292,305; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $2,244,000.	2,200,000	2,200,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $101,112; collateralized by various Common Stock with an aggregate market value of $111,621.	100,000	100,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $511,116; collateralized by various Common Stock with an aggregate market value of $558,104.	500,000	500,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $100,256; collateralized by various Common Stock with an aggregate market value of $111,220.	100,000	100,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $194,646; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $198,596.	194,613	194,613
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $2,620,438; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	2,500,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $6,174,660; collateralized by various Common Stock with an aggregate market value of $6,600,001.	6,000,000	6,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $502,933; collateralized by various Common Stock with an aggregate market value of $556,426.	500,000	500,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $301,640; collateralized by various Common Stock with an aggregate market value of $333,856.	300,000	300,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $503,303; collateralized by various Common Stock with an aggregate market value of $556,426.	500,000	500,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $301,845; collateralized by various Common Stock with an aggregate market value of $333,856.	300,000	300,000

		13,194,613

Time Deposits—0.4%
Australia New Zealand Bank 1.900%, 07/02/18	2,000,000	2,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	2,000,000	2,000,000
DNB Bank ASA 1.870%, 07/02/18	2,000,000	2,000,000
DZ Bank AG 1.890%, 07/02/18	2,000,000	2,000,000
Nordea Bank New York 1.880%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000

		10,000,000

Total Securities Lending Reinvestments (Cost $182,333,043)		182,357,715

Total Investments—106.9% (Cost $2,264,220,046)		2,780,581,574
Other assets and liabilities (net)—(6.9)%		(178,799,404)

Net Assets—100.0%		$2,601,782,170

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $179,084,351 and the collateral received consisted of cash in the amount of $182,220,041. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
GBP	267,323	GSI	07/27/18	USD	350,461	$2,722
GBP	509,946	GSI	07/27/18	USD	670,863	2,871
GBP	642,001	GSI	07/27/18	USD	851,308	(3,107)
GBP	501,740	JPMC	07/27/18	USD	660,316	2,574

Contracts to Deliver
CAD	21,248,131	CIBC	07/27/18	USD	15,967,154	(202,289)
CAD	21,248,131	GSI	07/27/18	USD	15,968,474	(200,969)
CAD	21,248,072	RBC	07/27/18	USD	15,965,766	(203,632)
CHF	5,162,354	BBP	07/27/18	USD	5,240,969	17,586
CHF	5,213,950	JPMC	07/27/18	USD	5,294,479	18,890
EUR	14,047,666	CIBC	07/27/18	USD	16,463,205	29,945
EUR	14,047,664	GSI	07/27/18	USD	16,459,718	26,461
EUR	14,047,666	JPMC	07/27/18	USD	16,463,725	30,464
EUR	14,047,666	RBC	07/27/18	USD	16,465,129	31,869
GBP	12,715,326	BBP	07/27/18	USD	16,898,669	99,379
GBP	12,715,326	GSI	07/27/18	USD	16,898,287	98,998
GBP	12,715,326	JPMC	07/27/18	USD	16,898,923	99,633
GBP	12,715,489	RBC	07/27/18	USD	16,899,623	100,118

Net Unrealized Depreciation						$(48,487)

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CIBC)—	Canadian Imperial Bank of Commerce
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(RBC)—	Royal Bank of Canada

Currencies

(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$48,661,654	$—	$—	$48,661,654
Automobiles	50,463,008	—	—	50,463,008
Banks	513,967,885	—	—	513,967,885
Biotechnology	42,136,266	32,802,693	—	74,938,959
Building Products	42,713,810	—	—	42,713,810
Capital Markets	145,771,873	—	—	145,771,873
Chemicals	24,985,434	—	—	24,985,434
Communications Equipment	71,270,675	—	—	71,270,675
Consumer Finance	21,580,647	—	—	21,580,647
Containers & Packaging	26,990,668	—	—	26,990,668
Electrical Equipment	52,286,027	—	—	52,286,027
Energy Equipment & Services	24,322,307	—	—	24,322,307
Food Products	21,327,403	29,754,283	—	51,081,686
Health Care Equipment & Supplies	22,292,073	—	—	22,292,073
Health Care Providers & Services	101,570,292	—	—	101,570,292
Hotels, Restaurants & Leisure	40,136,142	—	—	40,136,142
Household Products	31,602,316	21,758,133	—	53,360,449
Industrial Conglomerates	13,173,514	—	—	13,173,514
Insurance	86,784,284	—	—	86,784,284
Internet Software & Services	25,319,995	—	—	25,319,995
IT Services	23,740,760	—	—	23,740,760
Machinery	29,208,286	—	—	29,208,286
Media	36,919,301	—	—	36,919,301
Oil, Gas & Consumable Fuels	502,155,997	—	—	502,155,997
Pharmaceuticals	180,978,853	21,059,710	—	202,038,563
Semiconductors & Semiconductor Equipment	91,347,456	—	—	91,347,456
Software	37,274,284	—	—	37,274,284
Specialty Retail	27,547,914	—	—	27,547,914
Technology Hardware, Storage & Peripherals	19,963,975	—	—	19,963,975
Wireless Telecommunication Services	—	18,400,407	—	18,400,407
Total Common Stocks	2,356,493,099	123,775,226	—	2,480,268,325
Total Mutual Fund*	12,540,653	—	—	12,540,653
Total Short-Term Investment*	—	105,414,881	—	105,414,881
Total Securities Lending Reinvestments*	—	182,357,715	—	182,357,715
Total Investments	$2,369,033,752	$411,547,822	$—	$2,780,581,574

Collateral for Securities Loaned (Liability)	$—	$(182,220,041)	$—	$(182,220,041)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$561,510	$—	$561,510
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(609,997)	—	(609,997)
Total Forward Contracts	$—	$(48,487)	$—	$(48,487)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$2,780,581,574
Cash	75,772
Cash denominated in foreign currencies (c)	412
Unrealized appreciation on forward foreign currency exchange contracts	561,510
Receivable for:
Investments sold	4,228,107
Fund shares sold	283,099
Dividends and interest	4,209,892

Total Assets	2,789,940,366
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	609,997
Collateral for securities loaned	182,220,041
Payables for:
Investments purchased	2,828,752
Fund shares redeemed	650,148
Accrued Expenses:
Management fees	1,163,211
Distribution and service fees	216,565
Deferred trustees’ fees	125,633
Other expenses	343,849

Total Liabilities	188,158,196

Net Assets	$2,601,782,170

Net Assets Consist of:
Paid in surplus	$1,892,376,453
Undistributed net investment income	30,514,426
Accumulated net realized gain	162,608,969
Unrealized appreciation on investments and foreign currency transactions	516,282,322

Net Assets	$2,601,782,170

Net Assets
Class A	$1,567,850,514
Class B	1,033,931,656
Capital Shares Outstanding*
Class A	103,856,402
Class B	68,796,352
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.10
Class B	15.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,264,220,046.
(b)	Includes securities loaned at value of $179,084,351.
(c)	Identified cost of cash denominated in foreign currencies was $408.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$32,746,576
Interest	307,058
Securities lending income	533,052

Total investment income	33,586,686
Expenses
Management fees	7,830,573
Administration fees	44,089
Custodian and accounting fees	121,310
Distribution and service fees—Class B	1,339,207
Audit and tax services	21,788
Legal	21,574
Trustees’ fees and expenses	20,710
Shareholder reporting	55,090
Insurance	8,282
Miscellaneous	40,608

Total expenses	9,503,231
Less management fee waiver	(428,841)
Less broker commission recapture	(1,989)

Net expenses	9,072,401

Net Investment Income	24,514,285

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	168,283,210
Foreign currency transactions	(26,644)
Forward foreign currency transactions	(2,723,740)

Net realized gain	165,532,826

Net change in unrealized appreciation (depreciation) on:
Investments	(183,747,596)
Foreign currency transactions	(44,399)
Forward foreign currency transactions	4,724,756

Net change in unrealized depreciation	(179,067,239)

Net realized and unrealized loss	(13,534,413)

Net Increase in Net Assets From Operations	$10,979,872

(a)	Net of foreign withholding taxes of $1,013,906.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$24,514,285	$43,332,287
Net realized gain	165,532,826	181,138,722
Net change in unrealized appreciation (depreciation)	(179,067,239)	241,418,272

Increase in net assets from operations	10,979,872	465,889,281

From Distributions to Shareholders
Net investment income
Class A	(13,802,018)	(39,840,401)
Class B	(6,502,693)	(24,195,462)
Net realized capital gains
Class A	(117,029,615)	(47,473,864)
Class B	(77,841,055)	(31,839,826)

Total distributions	(215,175,381)	(143,349,553)

Increase (decrease) in net assets from capital share transactions	(122,048,425)	127,746,950

Total increase (decrease) in net assets	(326,243,934)	450,286,678

Net Assets
Beginning of period	2,928,026,104	2,477,739,426

End of period	$2,601,782,170	$2,928,026,104

Undistributed net investment income
End of period	$30,514,426	$26,304,852

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	81,272	$1,327,971	21,015,499	$311,594,927
Reinvestments	8,446,199	130,831,633	6,127,317	87,314,265
Redemptions	(15,543,128)	(257,202,907)	(11,864,206)	(184,080,194)

Net increase (decrease)	(7,015,657)	$(125,043,303)	15,278,610	$214,828,998

Class B
Sales	737,481	$11,971,657	1,791,662	$26,672,967
Reinvestments	5,466,218	84,343,748	3,948,928	56,035,288
Redemptions	(5,683,640)	(93,320,527)	(11,311,534)	(169,790,303)

Net increase (decrease)	520,059	$2,994,878	(5,570,944)	$(87,082,048)

Increase (decrease) derived from capital shares transactions		$(122,048,425)		$127,746,950

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.38		$14.66	$13.97	$15.79	$14.58	$10.90

Income (Loss) from Investment Operations
Net investment income (a)	0.15		0.26	0.33	0.26	0.30	0.20
Net realized and unrealized gain (loss) on investments	(0.07)		2.29	1.85	(1.08)	1.08	3.65

Total from investment operations	0.08		2.55	2.18	(0.82)	1.38	3.85

Less Distributions
Distributions from net investment income	(0.14)		(0.38)	(0.40)	(0.48)	(0.17)	(0.17)
Distributions from net realized capital gains	(1.22)		(0.45)	(1.09)	(0.52)	0.00	0.00

Total distributions	(1.36)		(0.83)	(1.49)	(1.00)	(0.17)	(0.17)

Net Asset Value, End of Period	$15.10		$16.38	$14.66	$13.97	$15.79	$14.58

Total Return (%) (b)	0.31	(c)	18.28	17.64	(5.73)	9.60	35.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.59	0.58	0.58	0.59
Net ratio of expenses to average net assets (%) (e)(f)	0.55	(d)	0.55	0.57	0.56	0.56	0.57
Ratio of net investment income to average net assets (%)	1.84	(d)	1.73	2.43	1.76	1.97	1.59
Portfolio turnover rate (%)	9	(c)	24	16	15	23 (g)	14
Net assets, end of period (in millions)	$1,567.9		$1,815.9	$1,401.0	$1,390.6	$1,587.6	$1,897.6

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.29		$14.58	$13.90	$15.72	$14.52	$10.85

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.22	0.29	0.23	0.24	0.17
Net realized and unrealized gain (loss) on investments	(0.07)		2.29	1.84	(1.08)	1.10	3.64

Total from investment operations	0.06		2.51	2.13	(0.85)	1.34	3.81

Less Distributions
Distributions from net investment income	(0.10)		(0.35)	(0.36)	(0.45)	(0.14)	(0.14)
Distributions from net realized capital gains	(1.22)		(0.45)	(1.09)	(0.52)	0.00	0.00

Total distributions	(1.32)		(0.80)	(1.45)	(0.97)	(0.14)	(0.14)

Net Asset Value, End of Period	$15.03		$16.29	$14.58	$13.90	$15.72	$14.52

Total Return (%) (b)	0.18	(c)	18.02	17.30	(5.97)	9.31	35.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(d)	0.83	0.84	0.83	0.83	0.84
Net ratio of expenses to average net assets (%) (e)(f)	0.80	(d)	0.80	0.82	0.81	0.81	0.82
Ratio of net investment income to average net assets (%)	1.61	(d)	1.48	2.18	1.51	1.60	1.33
Portfolio turnover rate (%)	9	(c)	24	16	15	23 (g)	14
Net assets, end of period (in millions)	$1,033.9		$1,112.2	$1,076.8	$1,028.8	$1,213.1	$762.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the six months ended June 30, 2018 and the year ended December 31, 2017, respectively (see Note 6 of the Notes to Financial Statements).
(g)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-15

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, investments in passive foreign investment companies (PFICs), adjustments to prior period accumulated balances and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $105,414,881. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $13,194,613. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

BHFTI-16

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$561,510	Unrealized depreciation on forward foreign currency exchange contracts	$609,997

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$116,965	$—	$—	$116,965
Canadian Imperial Bank of Commerce	29,945	(29,945)	—	—
Goldman Sachs International	131,052	(131,052)	—	—
JPMorgan Chase Bank N.A.	151,561	—	—	151,561
Royal Bank of Canada	131,987	(131,987)	—	—

	$561,510	$(292,984)	$—	$268,526

BHFTI-17

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Canadian Imperial Bank of Commerce	$202,289	$(29,945)	$—	$172,344
Goldman Sachs International	204,076	(131,052)	—	73,024
Royal Bank of Canada	203,632	(131,987)	—	71,645

	$609,997	$(292,984)	$—	$317,013

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(2,723,740)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$4,724,756

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$248,516,472

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one

BHFTI-18

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$231,155,130	$0	$520,473,950

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the subadviser to the Portfolio, that amounted to $736,576 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$7,830,573	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

BHFTI-19

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 amounted to $326,623 and are included in the total amount shown as a management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $102,218 was waived in the aggregate for the six months ended June 30, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2018 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$15,085

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$2,266,845,455

Gross unrealized appreciation	591,628,206
Gross unrealized depreciation	(77,892,087)

Net unrealized appreciation (depreciation)	$513,736,119

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$67,180,459	$70,373,819	$76,169,094	$177,554,556	$143,349,553	$247,928,375

BHFTI-20

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$21,661,477	$194,572,222	$697,497,395	$—	$913,731,094

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-21

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned 9.44%, 9.33%, and 9.37%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 9.70%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks began 2018 on a positive note given generally positive economic data and tax reform legislation being approved in December 2017. However, beginning in February 2018, volatility returned to the U.S. stock and bond markets as investors worried about how rising interest rates might affect economic growth. Those concerns caused the U.S. stock market, which many investors believed had risen too far and too fast, to pull back. Markets recovered for a brief respite before concerns about rising inflation and trade wars, particularly a tariff battle with China, caused stock and currency market volatility. The U.S. Federal Reserve raised interest rates twice in the year-to-date period ended June 30, 2018, and signaled the probability of two more rate hikes this year. In May 2018, the 10-year U.S. Treasury yield hit its highest level since 2011, causing a U.S. bond sell-off. In this environment, the S&P 500 Index returned 2.65% over the reporting period, outperforming broad international equity indexes. Small cap stocks outperformed mid- and large-caps and the growth investment style outperformed value, as measured by the Russell Indexes.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted a positive return but underperformed its benchmark, the Russell 2000 Growth Index. Key detractors to relative performance included stock selection in the Information Technology sector and overweight exposures in the Energy and Financials sectors. Ancillary cash also hurt relative performance. The Portfolio benefitted from stock selection in the Consumer Discretionary and Consumer Staples sectors relative to the benchmark. Stock selection and underweight exposures in the Industrials and Real Estate sectors also contributed to relative returns.

Top individual detractors to relative performance included Berry Global Group within the Materials sector and Exelixis, Inc. within the Health Care sector. Shares of Berry Global Group, a provider of value-added plastic consumer packaging and specialty materials, fell following a weaker than expected quarter due to declines in customer volumes and margin pressure resulting from input inflation. During the period, Exelixis announced its Phase 3 study of IMblaze370 did not meet its primary objective and its shares declined.

Top individual contributors to the Portfolio’s relative performance included CoStar Group, Inc. within the Industrials sector and Agios Pharmaceuticals, Inc. within Health Care sector. CoStar is a real estate information and analytics provider. The company benefitted from customers switching to higher priced products following the completion of its integration of LoopNet, a mobile and online search engine for real estate listings, during the fourth quarter of 2017. Agios Pharmaceuticals’ stock rose following the successful launch of its commercial drug to treat acute myeloid leukemia.

At the end of the period, the Portfolio held overweight exposures relative to the benchmark in the Information Technology, Financials, Energy, and Telecommunication Services sectors. The Industrials, Consumer Discretionary, Health Care, Real Estate, Consumer Staples, and Materials sectors represented relative underweight exposures as of June 30, 2018. Additionally, the Portfolio lacked exposure to the Utilities sector.

Stock selection is based primarily on our bottom-up fundamental research process, and our long-term investment horizon leads to relatively low turnover. Portfolio positioning overall did not change dramatically during the period, and we continued to maintain the Portfolio’s exposure to industry group weights within a close margin of the benchmark index in order to control non stock-specific risks and maintain the characteristics of the asset class.

Juan Hartsfield

Clay Manley

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	9.44	24.09	14.85	12.17
Class B	9.33	23.86	14.58	11.89
Class E	9.37	23.91	14.68	12.00
Russell 2000 Growth Index	9.70	21.86	13.65	11.24

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
CoStar Group, Inc.	1.5
HealthEquity, Inc.	1.4
Aspen Technology, Inc.	1.4
Fair Isaac Corp.	1.4
Neurocrine Biosciences, Inc.	1.3
Penn National Gaming, Inc.	1.2
Evercore, Inc. - Class A	1.1
Q2 Holdings, Inc.	1.1
Silicon Laboratories, Inc.	1.1
Guidewire Software, Inc.	1.1

Top Sectors

% of Net Assets
Information Technology	26.1
Health Care	24.3
Industrials	15.2
Consumer Discretionary	12.5
Financials	9.6
Energy	3.9
Materials	3.2
Consumer Staples	1.4
Telecommunication Services	0.8
Real Estate	0.6

BHFTI-2

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.85%	$1,000.00	$1,094.40	$4.41
	Hypothetical*	0.85%	$1,000.00	$1,020.63	$4.26

Class B (a)	Actual	1.10%	$1,000.00	$1,093.30	$5.71
	Hypothetical*	1.10%	$1,000.00	$1,019.34	$5.51

Class E (a)	Actual	1.00%	$1,000.00	$1,093.70	$5.19
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
BWX Technologies, Inc.	122,997	$7,665,173
TransDigm Group, Inc. (a)	28,837	9,952,802

		17,617,975

Auto Components—1.6%
Cooper-Standard Holdings, Inc. (b)	73,248	9,571,316
Visteon Corp. (b)	65,101	8,413,653

		17,984,969

Banks—3.6%
BankUnited, Inc.	175,833	7,182,778
Cathay General Bancorp (a)	221,878	8,983,840
Cullen/Frost Bankers, Inc.	92,052	9,963,709
MB Financial, Inc. (a)	180,580	8,433,086
Sterling Bancorp (a)	296,880	6,976,680

		41,540,093

Beverages—0.8%
Boston Beer Co., Inc. (The) - Class A (a) (b)	29,091	8,718,573

Biotechnology—7.2%
Adamas Pharmaceuticals, Inc. (a) (b)	330,093	8,526,302
Agios Pharmaceuticals, Inc. (b)	136,022	11,457,133
Amicus Therapeutics, Inc. (a) (b)	594,995	9,293,822
Exelixis, Inc. (b)	325,674	7,008,505
Halozyme Therapeutics, Inc. (b)	616,337	10,397,605
Neurocrine Biosciences, Inc. (a) (b)	149,672	14,703,777
Repligen Corp. (a) (b)	215,917	10,156,736
Sage Therapeutics, Inc. (b)	5,959	932,762
Sarepta Therapeutics, Inc. (a) (b)	75,477	9,976,550

		82,453,192

Building Products—1.4%
A.O. Smith Corp.	131,424	7,773,729
Masonite International Corp. (b)	107,682	7,736,952

		15,510,681

Capital Markets—3.0%
Evercore, Inc. - Class A	121,136	12,773,791
LPL Financial Holdings, Inc.	143,116	9,379,823
MarketAxess Holdings, Inc. (a)	44,732	8,850,674
WisdomTree Investments, Inc.	377,117	3,424,222

		34,428,510

Chemicals—1.5%
Ingevity Corp. (b)	105,550	8,534,773
PolyOne Corp.	202,933	8,770,764

		17,305,537

Commercial Services & Supplies—2.0%
Brink’s Co. (The)	135,100	10,774,225
Deluxe Corp.	113,574	7,519,735
MSA Safety, Inc. (a)	45,027	4,337,901

		22,631,861

Construction Materials—1.0%
Martin Marietta Materials, Inc.	49,430	11,039,202

Containers & Packaging—0.7%
Berry Global Group, Inc. (b)	184,127	8,458,794

Distributors—1.0%
Pool Corp.	73,737	11,171,156

Diversified Telecommunication Services—0.8%
Cogent Communications Holdings, Inc.	173,189	9,248,293

Electronic Equipment, Instruments & Components—4.7%
Cognex Corp.	214,262	9,558,228
II-VI, Inc. (a) (b)	182,759	7,940,878
Littelfuse, Inc.	50,761	11,582,645
National Instruments Corp.	180,920	7,595,022
Trimble, Inc. (b)	222,154	7,295,537
Zebra Technologies Corp. - Class A (b)	66,883	9,580,990

		53,553,300

Energy Equipment & Services—1.2%
Oil States International, Inc. (a) (b)	247,262	7,937,110
Patterson-UTI Energy, Inc.	333,302	5,999,436

		13,936,546

Equity Real Estate Investment Trusts—0.6%
CubeSmart	209,229	6,741,358

Food Products—0.6%
Lancaster Colony Corp. (a)	53,527	7,409,207

Health Care Equipment & Supplies—6.5%
Align Technology, Inc. (b)	29,924	10,238,197
Avanos Medical, Inc.	188,218	10,775,481
Cantel Medical Corp.	89,727	8,825,548
DexCom, Inc. (b)	92,528	8,788,309
Hill-Rom Holdings, Inc.	96,288	8,409,794
ICU Medical, Inc. (b)	39,077	11,474,961
Integra LifeSciences Holdings Corp. (b)	151,729	9,772,865
Nevro Corp. (a) (b)	77,526	6,190,451

		74,475,606

Health Care Providers & Services—4.5%
BioTelemetry, Inc. (b)	116,816	5,256,720
Chemed Corp.	36,653	11,795,302
Encompass Health Corp.	153,906	10,422,514
HealthEquity, Inc. (a) (b)	213,730	16,051,123
Select Medical Holdings Corp. (b)	430,524	7,814,011

		51,339,670

Health Care Technology—0.7%
Medidata Solutions, Inc. (a) (b)	100,543	8,099,744

Hotels, Restaurants & Leisure—5.0%
Dunkin’ Brands Group, Inc. (a)	135,216	9,339,369

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Jack in the Box, Inc.	65,690	$5,591,533
Penn National Gaming, Inc. (b)	401,634	13,490,886
Six Flags Entertainment Corp. (a)	130,470	9,139,423
Texas Roadhouse, Inc. (a)	164,201	10,756,808
Wendy’s Co. (The)	488,413	8,390,935

		56,708,954

Insurance—3.0%
American Equity Investment Life Holding Co.	268,963	9,682,668
American Financial Group, Inc.	81,162	8,711,117
Hanover Insurance Group, Inc. (The)	79,591	9,515,900
RLI Corp. (a)	89,689	5,936,515

		33,846,200

Internet Software & Services—3.3%
2U, Inc. (b)	124,225	10,380,241
Apptio, Inc. - Class A (b)	205,341	7,433,344
LogMeIn, Inc.	66,800	6,897,100
Q2 Holdings, Inc. (a) (b)	221,438	12,633,038

		37,343,723

IT Services—1.7%
Booz Allen Hamilton Holding Corp.	230,195	10,066,427
EPAM Systems, Inc. (b)	75,811	9,425,582

		19,492,009

Leisure Products—0.7%
Brunswick Corp.	129,576	8,355,061

Life Sciences Tools & Services—1.7%
Bio-Techne Corp.	68,222	10,093,445
PerkinElmer, Inc. (a)	132,956	9,736,368

		19,829,813

Machinery—5.3%
ITT, Inc.	177,113	9,257,696
John Bean Technologies Corp. (a)	87,890	7,813,421
Kennametal, Inc.	178,594	6,411,525
Lincoln Electric Holdings, Inc.	82,274	7,220,366
Oshkosh Corp.	112,819	7,933,432
Timken Co. (The)	156,334	6,808,346
WABCO Holdings, Inc. (b)	55,807	6,530,535
Wabtec Corp. (a)	89,594	8,832,177

		60,807,498

Media—0.4%
IMAX Corp. (b)	186,525	4,131,529

Oil, Gas & Consumable Fuels—2.7%
Centennial Resource Development, Inc. - Class A (b)	439,201	7,931,970
Energen Corp. (b)	149,836	10,911,058
Laredo Petroleum, Inc. (a) (b)	452,079	4,349,000
Parsley Energy, Inc. - Class A (b)	266,912	8,082,095

		31,274,123

Pharmaceuticals—3.6%
Aerie Pharmaceuticals, Inc. (a) (b)	150,067	10,137,026
Catalent, Inc. (b)	226,453	9,486,116
GW Pharmaceuticals plc (ADR) (b)	67,273	9,387,274
Intersect ENT, Inc. (b)	255,275	9,560,049
Nektar Therapeutics (b)	58,213	2,842,541

		41,413,006

Professional Services—1.5%
CoStar Group, Inc. (b)	41,361	17,066,789

Road & Rail—2.2%
Knight-Swift Transportation Holdings, Inc.	210,716	8,051,458
Landstar System, Inc.	77,584	8,472,173
Old Dominion Freight Line, Inc.	61,176	9,112,777

		25,636,408

Semiconductors & Semiconductor Equipment—4.8%
Integrated Device Technology, Inc. (a) (b)	272,402	8,684,176
MKS Instruments, Inc.	78,992	7,559,535
Monolithic Power Systems, Inc. (a)	69,911	9,345,003
Power Integrations, Inc.	92,639	6,767,279
Semtech Corp. (b)	217,645	10,240,197
Silicon Laboratories, Inc. (a) (b)	126,033	12,552,887

		55,149,077

Software—11.6%
Aspen Technology, Inc. (b)	172,302	15,979,288
Blackline, Inc. (b)	201,394	8,746,542
CommVault Systems, Inc. (b)	157,685	10,383,557
Fair Isaac Corp. (b)	80,078	15,480,679
Guidewire Software, Inc. (a) (b)	138,465	12,292,923
Pegasystems, Inc. (a)	164,313	9,004,352
Proofpoint, Inc. (b)	85,011	9,802,618
Qualys, Inc. (b)	129,898	10,950,401
RealPage, Inc. (b)	217,057	11,959,841
SailPoint Technologies Holding, Inc. (b)	308,854	7,579,277
Take-Two Interactive Software, Inc. (b)	89,900	10,640,564
Ultimate Software Group, Inc. (The) (b)	38,469	9,898,458

		132,718,500

Specialty Retail—1.7%
Five Below, Inc. (a) (b)	112,061	10,949,480
Urban Outfitters, Inc. (b)	177,596	7,911,902

		18,861,382

Textiles, Apparel & Luxury Goods—2.2%
Carter’s, Inc.	69,410	7,523,350
G-III Apparel Group, Ltd. (a) (b)	172,512	7,659,533
Steven Madden, Ltd.	189,833	10,080,132

		25,263,015

Trading Companies & Distributors—1.3%
Univar, Inc. (b)	257,661	6,761,024

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Watsco, Inc. (a)	43,306	$7,720,594

		14,481,618

Total Common Stocks (Cost $716,501,008)		1,116,042,972

Short-Term Investment—2.5%

Repurchase Agreement—2.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $29,108,217; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $29,692,815.	29,106,276	29,106,276

Total Short-Term Investments (Cost $29,106,276)		29,106,276

Securities Lending Reinvestments (c)—8.6%

Bank Note—0.3%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (d)	4,000,000	4,000,000

Certificates of Deposit—4.0%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (d)	3,000,000	3,000,162
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	3,000,000	2,999,826
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (d)	1,500,000	1,502,100
Barclays Bank plc 2.430%, 08/01/18	1,000,000	1,000,297
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (d)	1,500,000	1,499,859
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (d)	1,000,000	1,000,375
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (d)	1,500,000	1,499,893
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (d)	500,000	499,925
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	1,500,000	1,501,167
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (d)	1,000,000	1,000,168
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	3,000,000	2,999,877
KBC Bank NV 2.280%, 08/15/18	2,000,000	2,000,220
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	4,969,636	4,987,150
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (d)	4,000,000	4,001,692

Certificates of Deposit—(Continued)
Norinchukin Bank New York 2.291%, 1M LIBOR + 0.200%, 07/23/18 (d)	1,500,000	1,499,876
2.301%, 1M LIBOR + 0.300%, 09/04/18 (d)	500,000	499,876
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (d)	1,000,000	999,990
2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	1,000,000	1,000,801
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (d)	1,500,000	1,499,974
Standard Chartered plc 2.250%, 08/21/18	1,500,000	1,500,229
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (d)	2,500,000	2,500,220
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (d)	3,000,000	3,000,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (d)	1,000,000	1,000,012
Wells Fargo Bank N.A. 2.502%, 3M LIBOR + 0.140%, 10/26/18 (d)	1,000,000	1,001,272
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	1,500,000	1,499,901

		45,494,862

Commercial Paper—2.3%
Bank of China, Ltd. 2.500%, 07/23/18	993,681	998,743
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	500,000	500,220
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (d)	1,500,000	1,499,987
2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	4,000,000	4,001,168
LMA S.A. & LMA Americas 2.470%, 11/13/18	1,975,986	1,981,562
Macquarie Bank, Ltd. 2.280%, 09/04/18	3,976,693	3,983,736
Sheffield Receivables Co. 2.490%, 11/26/18	2,467,319	2,474,082
Starbird Funding Corp. 2.300%, 08/10/18	3,977,511	3,990,020
Toyota Motor Credit Corp. 2.310%, 09/18/18	1,984,857	1,989,844
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	2,000,000	1,999,616
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (d)	2,500,000	2,500,000

		25,918,978

Repurchase Agreements—1.7%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $501,938; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $527,144.	500,000	500,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $208,391; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $204,000.	200,000	$200,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $101,112; collateralized by various Common Stock with an aggregate market value of $111,621.	100,000	100,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $1,022,231; collateralized by various Common Stock with an aggregate market value of $1,116,209.	1,000,000	1,000,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $100,256; collateralized by various Common Stock with an aggregate market value of $111,220.	100,000	100,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $104,126; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $106,239.	104,109	104,109
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $4,507,153; collateralized by various Common Stock with an aggregate market value of $4,730,000.	4,300,000	4,300,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $1,029,110; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $404,946; collateralized by various Common Stock with an aggregate market value of $445,156.	400,000	400,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $402,496; collateralized by various Common Stock with an aggregate market value of $445,156.	400,000	400,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $1,506,506; collateralized by various Common Stock with an aggregate market value of $1,669,337.	1,500,000	1,500,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $1,006,564; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $100,587; collateralized by various Common Stock with an aggregate market value of $111,285.	100,000	100,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $704,624; collateralized by various Common Stock with an aggregate market value of $778,996.	700,000	700,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $503,075; collateralized by various Common Stock with an aggregate market value of $556,426.	500,000	500,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $1,004,564; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $6,019,760; collateralized by various Common Stock with an aggregate market value of $6,677,111.	6,000,000	6,000,000

		18,904,109

Time Deposits—0.3%
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
Nordea Bank New York 1.880%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000

		3,000,000

Total Securities Lending Reinvestments (Cost $97,309,087)		97,317,949

Total Investments—108.7% (Cost $842,916,371)		1,242,467,197
Other assets and liabilities (net)—(8.7)%		(99,548,151)

Net Assets—100.0%		$1,142,919,046

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $95,228,694 and the collateral received consisted of cash in the amount of $97,249,791. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,116,042,972	$—	$—	$1,116,042,972
Total Short-Term Investment*	—	29,106,276	—	29,106,276
Total Securities Lending Reinvestments*	—	97,317,949	—	97,317,949
Total Investments	$1,116,042,972	$126,424,225	$—	$1,242,467,197

Collateral for Securities Loaned (Liability)	$—	$(97,249,791)	$—	$(97,249,791)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,242,467,197
Cash	1,112,510
Receivable for:
Investments sold	2,657,916
Fund shares sold	243,056
Dividends and interest	161,546

Total Assets	1,246,642,225
Liabilities
Collateral for securities loaned	97,249,791
Payables for:
Investments purchased	4,643,931
Fund shares redeemed	650,401
Accrued Expenses:
Management fees	788,135
Distribution and service fees	95,072
Deferred trustees’ fees	125,081
Other expenses	170,768

Total Liabilities	103,723,179

Net Assets	$1,142,919,046

Net Assets Consist of:
Paid in surplus	$632,472,455
Accumulated net investment loss	(1,432,043)
Accumulated net realized gain	112,327,808
Unrealized appreciation on investments	399,550,826

Net Assets	$1,142,919,046

Net Assets
Class A	$683,315,616
Class B	442,752,192
Class E	16,851,238
Capital Shares Outstanding*
Class A	45,489,288
Class B	32,086,375
Class E	1,166,075
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.02
Class B	13.80
Class E	14.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $95,228,694.
(b)	Identified cost of investments was $842,916,371.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends	$4,130,046
Interest	59,316
Securities lending income	168,785

Total investment income	4,358,147
Expenses
Management fees	5,112,333
Administration fees	19,040
Custodian and accounting fees	45,680
Distribution and service fees—Class B	548,793
Distribution and service fees—Class E	12,119
Audit and tax services	21,788
Legal	21,574
Trustees’ fees and expenses	20,713
Shareholder reporting	36,942
Insurance	3,739
Miscellaneous	6,584

Total expenses	5,849,305
Less management fee waiver	(208,852)
Less broker commission recapture	(10,096)

Net expenses	5,630,357

Net Investment Loss	(1,272,210)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	112,122,298

Net change in unrealized depreciation on investments	(1,016,733)

Net realized and unrealized gain	111,105,565

Net Increase in Net Assets From Operations	$109,833,355

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,272,210)	$(1,155,207)
Net realized gain	112,122,298	142,199,498
Net change in unrealized appreciation (depreciation)	(1,016,733)	133,103,419

Increase in net assets from operations	109,833,355	274,147,710

From Distributions to Shareholders
Net realized capital gains
Class A	(82,281,859)	(77,108,557)
Class B	(56,902,449)	(44,692,768)
Class E	(2,099,303)	(1,564,406)

Total distributions	(141,283,611)	(123,365,731)

Decrease in net assets from capital share transactions	(52,009,378)	(101,071,763)

Total increase (decrease) in net assets	(83,459,634)	49,710,216

Net Assets
Beginning of period	1,226,378,680	1,176,668,464

End of period	$1,142,919,046	$1,226,378,680

Accumulated net investment loss
End of period	$(1,432,043)	$(159,833)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,134,558	$18,669,741	920,027	$13,434,664
Reinvestments	5,311,934	82,281,859	5,673,919	77,108,557
Redemptions	(10,947,095)	(179,942,351)	(12,406,615)	(181,539,996)

Net decrease	(4,500,603)	$(78,990,751)	(5,812,669)	$(90,996,775)

Class B
Sales	1,160,450	$17,426,182	1,684,480	$22,824,574
Reinvestments	3,998,767	56,902,449	3,533,025	44,692,768
Redemptions	(3,277,080)	(49,241,269)	(5,652,360)	(76,531,562)

Net increase (decrease)	1,882,137	$25,087,362	(434,855)	$(9,014,220)

Class E
Sales	161,996	$2,539,707	111,117	$1,565,563
Reinvestments	140,893	2,099,303	118,876	1,564,406
Redemptions	(176,398)	(2,744,999)	(297,768)	(4,190,737)

Net increase (decrease)	126,491	$1,894,011	(67,775)	$(1,060,768)

Decrease derived from capital shares transactions		$(52,009,378)		$(101,071,763)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016	2015	2014		2013
Net Asset Value, Beginning of Period	$15.51		$13.74		$14.95	$19.62	$20.53		$15.67

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.00	)(b)	0.06	(0.01)	0.05		(0.00	)(b)
Net realized and unrealized gain on investments	1.54		3.30		1.44	0.26	1.38		6.00

Total from investment operations	1.53		3.30		1.50	0.25	1.43		6.00

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.03)	0.00		(0.08)
Distributions from net realized capital gains	(2.02)		(1.53)		(2.71)	(4.89)	(2.34)		(1.06)

Total distributions	(2.02)		(1.53)		(2.71)	(4.92)	(2.34)		(1.14)

Net Asset Value, End of Period	$15.02		$15.51		$13.74	$14.95	$19.62		$20.53

Total Return (%) (c)	9.44	(d)	25.61		11.72	(1.42)	8.18		40.54

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(e)	0.88		0.88	0.87	0.87		0.87
Net ratio of expenses to average net assets (%) (f) (g)	0.85	(e)	0.84		0.86	0.85	0.86		0.85
Ratio of net investment income (loss) to average net assets (%)	(0.12	)(e)	(0.01)		0.43	(0.05)	0.26		(0.02)
Portfolio turnover rate (%)	11	(d)	20		28	29	28		18
Net assets, end of period (in millions)	$683.3		$775.5		$766.8	$848.1	$1,075.7		$1,335.2

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016	2015	2014		2013
Net Asset Value, Beginning of Period	$14.41		$12.90		$14.22	$18.90	$19.91		$15.23

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.03)		0.02	(0.05)	(0.00	)(b)	(0.05)
Net realized and unrealized gain on investments	1.44		3.07		1.37	0.26	1.33		5.83

Total from investment operations	1.41		3.04		1.39	0.21	1.33		5.78

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	0.00	0.00		(0.04)
Distributions from net realized capital gains	(2.02)		(1.53)		(2.71)	(4.89)	(2.34)		(1.06)

Total distributions	(2.02)		(1.53)		(2.71)	(4.89)	(2.34)		(1.10)

Net Asset Value, End of Period	$13.80		$14.41		$12.90	$14.22	$18.90		$19.91

Total Return (%) (c)	9.33	(d)	25.33		11.43	(1.71)	7.91		40.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	(e)	1.13		1.13	1.12	1.12		1.12
Net ratio of expenses to average net assets (%) (f) (g)	1.10	(e)	1.09		1.11	1.10	1.11		1.10
Ratio of net investment income (loss) to average net assets (%)	(0.36	)(e)	(0.26)		0.16	(0.29)	(0.00	)(h)	(0.27)
Portfolio turnover rate (%)	11	(d)	20		28	29	28		18
Net assets, end of period (in millions)	$442.8		$435.3		$395.1	$391.1	$417.0		$433.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015		2014	2013
Net Asset Value, Beginning of Period	$15.00		$13.35	$14.62	$19.29		$20.25	$15.47

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.02)	0.03	(0.03)		0.02	(0.03)
Net realized and unrealized gain on investments	1.49		3.20	1.41	0.25		1.36	5.93

Total from investment operations	1.47		3.18	1.44	0.22		1.38	5.90

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.00	)(i)	0.00	(0.06)
Distributions from net realized capital gains	(2.02)		(1.53)	(2.71)	(4.89)		(2.34)	(1.06)

Total distributions	(2.02)		(1.53)	(2.71)	(4.89)		(2.34)	(1.12)

Net Asset Value, End of Period	$14.45		$15.00	$13.35	$14.62		$19.29	$20.25

Total Return (%) (c)	9.37	(d)	25.44	11.55	(1.60)		8.04	40.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(e)	1.03	1.03	1.02		1.02	1.02
Net ratio of expenses to average net assets (%) (f)(g)	1.00	(e)	0.99	1.01	1.00		1.01	1.00
Ratio of net investment income (loss) to average net assets (%)	(0.26	)(e)	(0.15)	0.25	(0.19)		0.10	(0.16)
Portfolio turnover rate (%)	11	(d)	20	28	29		28	18
Net assets, end of period (in millions)	$16.9		$15.6	$14.8	$14.8		$16.5	$16.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment loss was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% and 0.02% for the six months ended June 30, 2018 and the year ended December 31, 2017, respectively (see Note 5 of the Notes to Financial Statements).
(h)	Ratio of net investment loss to average net assets was less than 0.01%.
(i)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and real estate investment trusts (“REITs”). These adjustments have no impact on net assets or the results of operations.

BHFTI-14

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $29,106,276. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,904,109. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$132,006,600	$0	$341,899,290

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the subadviser to the Portfolio, that amounted to $28,022,258 in sales of investments, which are included above, and resulted in realized gains of $10,136,611.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$5,112,333	0.880%	First $500 million
	0.830%	Over $500 million

BHFTI-16

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to manging the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	500 million

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 amounted to $123,973 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $84,879 was waived in the aggregate for the six months ended June 30, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2018 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$12,852

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-17

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$845,784,682

Gross unrealized appreciation	412,502,974
Gross unrealized depreciation	(15,820,459)

Net unrealized appreciation (depreciation)	$396,682,515

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$—	$5,782,263	$123,365,731	$203,257,096	$123,365,731	$209,039,359

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$5,821,627	$135,776,456	$400,458,596	$—	$542,056,679

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the JPMorgan Core Bond Portfolio returned -1.42% and -1.58%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned -1.62%.

MARKET ENVIRONMENT / CONDITIONS

Markets gyrated wildly as volatility returned in the first quarter of 2018. Despite the generally positive economic backdrop, fears of runaway inflation, rising interest rates and continued political unrest in Washington led to a sharp selloff in global equities. As the quarter progressed, growing fears of a trade war came into focus as rhetoric from the U.S. and its decision to impose tariffs, first on steel and aluminum imports and then on a wide variety of categories, caused China to retaliate, announcing it will impose tariffs on 106 different U.S. products, including soybeans, autos and chemical products.

After more than a year of synchronized global growth, the second quarter reinforced the message of widening divergences in economic activity, with a rotation of growth toward the U.S. and away from Europe. After a typical seasonally slower first quarter, U.S. growth rebounded in the second quarter as Europe and Japan struggled to regain momentum. Geopolitical headline risks and trade tensions intensified. Markets reacted nervously to further escalation in the China-U.S. trade dispute, a recommitment by China to retaliate in kind to U.S. tariffs, a widening of the scope of tariffs by the U.S., and China’s comments that it will target U.S. firms’ operations in China. Additionally, the steel/aluminum tariff exemptions granted in March to the European Union, Canada and Mexico were allowed to expire, prompting retaliation against a variety of U.S. goods.

The Federal Reserve raised the Federal Funds Rate by 25 basis points (“bps”) at its March and June Federal Open Market Committee meetings, with both rate hikes widely anticipated by the market. The European Central Bank (the “ECB”) signaled plans that it will be winding down its asset purchase program, with the monthly pace of net asset purchases decreasing from €30 billion to €15 billion in the fourth quarter, before ending in December 2018. More notably, the ECB pledged not to raise rates until at least the summer of 2019, which was more dovish than expected by markets.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Over the period, the Treasury yield curve flattened as short-end yields moved higher than yields on the long end. The two-year yield rose by 65 bps to 2.53%, the 10-year yield increased by 46 bps to 2.86%, and the 30-year yield increased by 25 bps. The spread between 2- and 10- year Treasuries declined by 20 bps to finish the period at 33 bps. The Portfolio’s shorter-duration posture was a positive as rates rose across the curve. This was partially offset by the Portfolio’s yield curve positioning, which was negative for performance as our overweight to the belly (intermediate maturities) of the curve, specifically the 10-year Key Rate Duration (“KRD”), hampered performance. However, the Portfolio’s underweight to the long end of the curve (30-year KRD) stemmed some of the losses felt in the belly of the curve as the 30-year Treasury was the worst-performing bellwether. The 30-year Treasury returned -3.40% versus -2.67% for the 10-year, year to date.

As the fixed income market experienced spread-widening and volatility, Treasuries performed well relative to spread product during the period. As a result, the Portfolio’s underweight exposure to the risk-free asset was negative for returns. In addition, the Portfolio’s overweight to BBB-rated securities relative to the benchmark was a detractor, as higher-quality names outperformed lower-quality names.

Investment-grade corporate credit was the worst performing sector during the first half of the year. The Option-Adjusted Spread of the Bloomberg Barclays Corporate Bond Index ended the period at 123 bps, which was 30 bps wider than at the start of the year. The move led corporate bonds to underperform similar-duration Treasuries by 176 bps. The worst sub-sector within corporates was utilities, followed by industrials and financials. The sub-sectors produced excess returns of -220 bps, -178 bps, and -164 bps, respectively. By comparison, the Index’s non-corporate credit sectors trailed duration-like Treasuries by 45 bps. The Portfolio’s security selection and sector allocation within credit was positive, as the Portfolio ended the period underweight in investment-grade credit and within the asset class, favored financials.

The Portfolio’s security selection was also positive in securitized credit. Specifically, Asset-Backed Securities, Agency Commercial

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Mortgage-Backed Securities (“CMBS”), and Mortgage-Backed Securities contributed to returns. According to the Bloomberg Barclays U.S. Aggregate Bond Index, the sectors returned 0.03%, -1.38%, and -0.95%, respectively.

The Portfolio finished the period with a duration slightly shorter than the benchmark, an overweight in the belly of the curve and underweight in the long end of the curve. Within the structured markets, the Portfolio sought to add securities with stable cash flows and attractive convexity profiles. We found value in longer-duration agency CMBS as well as in shorter-duration consumer credit securities. We also upgraded the Portfolio’s corporate bond exposure by rotating out of lower-quality names and into higher quality, in order to be ready for future volatility and spread-widening.

Barb Miller

Peter Simons

Richard Figuly

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
JPMorgan Core Bond Portfolio
Class A	-1.42	-0.26	2.11	—	1.46
Class B	-1.58	-0.51	1.84	2.47	—
Bloomberg Barclays U.S. Aggregate Bond Index	-1.62	-0.40	2.27	3.72	—

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	59.4
Corporate Bonds & Notes	25.6
Asset-Backed Securities	11.1
Mortgage-Backed Securities	3.8
Foreign Government	0.9

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.44%	$1,000.00	$985.80	$2.17
	Hypothetical*	0.44%	$1,000.00	$1,022.61	$2.21

Class B (a)	Actual	0.69%	$1,000.00	$984.20	$3.39
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—58.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—30.4%
Fannie Mae 10 Yr. Pool 4.500%, 07/01/21	219,880	$221,486
Fannie Mae 20 Yr. Pool 4.000%, 02/01/31	1,385,697	1,423,472
6.000%, 07/01/28	282,129	308,338
Fannie Mae 30 Yr. Pool 3.500%, 07/01/42	1,221,702	1,226,236
3.500%, 08/01/42	745,060	742,055
4.000%, 06/01/47	1,941,128	1,991,942
4.500%, 02/01/40	476,315	501,133
5.000%, 09/01/35	1,009,173	1,076,871
6.000%, 12/01/39	332,902	366,659
Fannie Mae ARM Pool 2.389%, 1M LIBOR + 0.480%, 09/01/24 (a)	3,704,374	3,687,190
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	948,382	1,026,875
Fannie Mae Grantor Trust 2.898%, 06/25/27	3,937,699	3,786,828
Fannie Mae Interest Strip (CMO) 4.500%, 11/25/20 (b)	71,509	1,841
Fannie Mae Pool 2.330%, 11/01/22	17,810,000	17,302,569
2.360%, 05/01/23	8,803,277	8,537,346
2.420%, 05/01/23	5,486,013	5,334,749
2.450%, 11/01/22	3,000,000	2,929,189
2.450%, 09/01/28	5,055,243	4,662,575
2.480%, 10/01/28	9,036,855	8,296,669
2.520%, 05/01/23 (c)	25,000,000	24,384,679
2.530%, 05/01/23	3,972,808	3,881,879
2.540%, 05/01/23	4,993,309	4,879,016
2.600%, 09/01/28	1,010,000	940,678
2.640%, 04/01/23	1,840,661	1,800,072
2.640%, 05/01/23	2,200,777	2,151,589
2.690%, 10/01/23	2,000,000	1,948,485
2.700%, 05/01/23	5,000,000	4,895,639
2.720%, 03/01/23	3,007,943	2,952,733
2.730%, 07/01/28	3,000,000	2,806,791
2.740%, 06/01/23	2,798,543	2,747,184
2.810%, 09/01/31	1,553,230	1,452,646
2.890%, 05/01/27	1,931,686	1,850,496
2.920%, 12/01/24	1,000,000	981,984
2.970%, 06/01/30	2,750,000	2,603,716
2.980%, 09/01/36	1,554,206	1,483,665
3.000%, 01/01/43	4,090,663	3,994,523
3.050%, 04/01/22	3,237,297	3,229,863
3.110%, 12/01/24	1,500,000	1,489,258
3.180%, 06/01/30	3,385,776	3,278,308
3.200%, 11/01/20	9,921,322	9,970,854
3.235%, 10/01/26	1,405,747	1,397,040
3.240%, 12/01/26	1,500,000	1,479,876
3.260%, 12/01/26	975,328	968,131
3.290%, 08/01/26	2,000,000	1,989,117
3.320%, 03/01/29	2,510,544	2,477,742
3.340%, 02/01/27	1,500,000	1,495,235
3.380%, 12/01/23	1,984,343	2,001,799
3.430%, 10/01/23	11,479,720	11,598,419

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 3.440%, 11/01/21	3,784,977	3,829,221
3.450%, 01/01/24	978,726	985,628
3.490%, 09/01/23	3,841,304	3,891,282
3.500%, 08/01/26	285,238	288,056
3.500%, 02/01/33	4,422,043	4,471,625
3.500%, 05/01/33	4,547,637	4,598,871
3.500%, 12/01/42	5,287,680	5,285,171
3.500%, 03/01/43	6,499,952	6,496,870
3.500%, 05/01/43 (c)	20,941,827	20,931,829
3.500%, 06/01/43	5,231,739	5,229,257
3.530%, 08/25/28	7,376,000	7,382,911
3.500%, 07/01/43	3,116,339	3,114,865
3.500%, 08/01/43	7,122,899	7,119,525
3.550%, 02/01/30	1,500,000	1,505,860
3.560%, 03/01/24	7,047,483	7,136,372
3.563%, 01/01/21	8,751,644	8,880,158
3.570%, 07/27/26 (d) (e)	4,000,000	4,026,250
3.570%, 01/01/28 (d) (e)	5,000,000	5,015,625
3.630%, 10/01/29	1,422,820	1,444,809
3.670%, 07/01/23	2,500,000	2,558,594
3.730%, 07/01/22	4,906,204	4,999,172
3.760%, 10/01/23	1,424,151	1,458,837
3.760%, 11/01/23	1,091,202	1,118,412
3.770%, 12/01/20	2,185,023	2,224,677
3.800%, 07/25/30 (d) (e)	4,000,000	4,048,125
3.817%, 05/01/22	7,646,641	7,798,489
3.970%, 07/01/21	4,506,669	4,613,842
4.000%, 10/01/32	1,536,399	1,584,207
4.000%, 12/01/40	405,491	415,546
4.000%, 07/01/42	2,528,771	2,594,480
4.260%, 12/01/19	2,597,097	2,645,397
4.330%, 04/01/20	3,652,366	3,737,577
4.740%, 07/31/30 (d) (e)	2,918,000	2,929,740
Fannie Mae REMICS (CMO) Zero Coupon, 09/25/43 (f)	1,904,202	1,474,944
Zero Coupon, 10/25/43 (f)	971,100	745,106
Zero Coupon, 12/25/43 (f)	2,118,007	1,673,389
2.058%, 03/25/27 (a)	224,389	224,249
2.591%, 1M LIBOR + 0.500%, 05/25/35 (a)	1,636,707	1,637,864
2.591%, 1M LIBOR + 0.500%, 10/25/42 (a)	917,420	926,198
2.691%, 1M LIBOR + 0.600%, 10/25/43 (a)	2,263,923	2,295,028
2.691%, 1M LIBOR + 0.600%, 12/25/43 (a)	2,526,224	2,558,106
2.991%, 1M LIBOR + 0.900%, 03/25/38 (a)	295,760	302,096
3.091%, 1M LIBOR + 1.000%, 08/25/32 (a)	740,938	763,196
3.500%, 02/25/43	5,554,689	5,586,102
4.439%, -1 x 1M LIBOR + 6.530%, 01/25/41 (a) (b)	4,546,668	774,800
5.000%, 03/25/40	6,181,623	6,535,977
5.500%, 12/25/35	1,186,540	1,303,567
6.000%, 01/25/36	1,024,810	1,169,546
6.500%, 07/18/28	158,515	172,368
Fannie Mae-ACES (CMO) 2.207%, 01/25/22	10,000,000	9,761,913
2.280%, 12/27/22	9,391,000	9,103,733
2.488%, 05/25/26	1,600,000	1,503,555
2.568%, 12/25/26 (a)	4,800,000	4,483,230
2.614%, 10/25/21 (a)	1,843,311	1,824,274

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae-ACES (CMO) 2.723%, 10/25/24	2,000,000	$1,943,329
3.061%, 05/25/27 (a)	3,090,000	2,998,528
3.103%, 07/25/24 (a)	1,394,000	1,387,219
3.144%, 03/25/28 (a)	2,098,000	2,029,521
3.182%, 06/25/27 (a)	3,216,000	3,137,671
3.193%, 02/25/30 (a)	1,504,000	1,437,274
3.302%, 04/25/29 (a)	2,736,000	2,648,534
3.346%, 03/25/24 (a)	2,500,000	2,521,951
3.501%, 01/25/24 (a)	2,500,000	2,539,419
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	1,231,389	1,249,175
Freddie Mac 30 Yr. Gold Pool
4.000%, 08/01/42	3,993,850	4,102,462
4.000%, 05/01/43	468,066	477,358
4.000%, 06/01/43	568,961	583,909
4.000%, 08/01/43	6,029,678	6,208,385
5.000%, 08/01/39	923,177	988,053
Freddie Mac ARM Non-Gold Pool 3.729%, 12M LIBOR + 1.846%, 07/01/40 (a)	1,613,186	1,694,730
Freddie Mac Gold Pool 3.500%, 12/01/32	3,747,022	3,780,109
3.500%, 01/01/33	5,890,693	5,948,503
3.500%, 02/01/33	8,661,021	8,745,671
3.500%, 03/01/33	5,992,741	6,051,654
3.500%, 04/01/33	7,532,761	7,598,469
3.500%, 05/01/33	3,376,580	3,409,628
3.500%, 06/01/43	3,331,419	3,332,193
4.000%, 09/01/32	1,149,497	1,197,815
4.000%, 11/01/32	3,250,504	3,399,182
4.000%, 12/01/32	1,536,900	1,607,232
4.000%, 01/01/33	796,029	831,931
4.000%, 02/01/33	594,590	616,379
4.000%, 01/01/46	2,814,630	2,895,219
5.000%, 02/01/34	387,727	402,455
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 2.522%, 01/25/23	2,085,000	2,039,750
2.615%, 01/25/23	7,275,000	7,137,110
2.838%, 09/25/22	1,849,000	1,829,419
3.117%, 06/25/27	2,487,000	2,430,771
3.214%, 04/25/28 (a)	1,790,000	1,757,162
3.243%, 04/25/27	1,996,000	1,973,314
3.303%, 11/25/27 (a)	1,755,000	1,734,757
3.326%, 05/25/27	1,072,000	1,062,354
3.389%, 03/25/24	5,714,000	5,787,934
3.490%, 01/25/24	4,000,000	4,071,512
3.850%, 05/25/28 (a)	7,385,000	7,591,462
Freddie Mac REMICS (CMO) 2.523%, 1M LIBOR + 0.450%, 08/15/42 (a)	4,918,050	4,985,527
2.753%, 1M LIBOR + 0.680%, 11/15/37 (a)	844,006	855,605
2.773%, 1M LIBOR + 0.700%, 03/15/24 (a)	419,227	422,782
3.000%, 02/15/26	1,685,397	1,691,528
3.423%, 1M LIBOR + 1.350%, 03/15/38 (a)	600,000	640,937
3.500%, 08/15/39	2,395,197	2,424,650
3.500%, 06/15/48	5,167,925	5,210,139
4.297%, -1 x 1M LIBOR + 6.370%, 10/15/37 (a) (b)	3,813,011	530,003

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO) 4.327%, -1 x 1M LIBOR + 6.400%, 11/15/36 (a) (b)	2,193,676	159,818
5.000%, 08/15/35	1,650,000	1,762,453
5.750%, 06/15/35	6,138,819	6,729,069
6.000%, 07/15/35	4,654,337	4,958,840
6.000%, 03/15/36	3,122,499	3,524,947
6.500%, 05/15/28	345,373	374,013
6.500%, 03/15/37	753,836	827,682
Freddie Mac Strips (CMO) Zero Coupon, 09/15/43 (f)	1,031,561	820,064
3.000%, 01/15/43	5,438,606	5,350,430
3.000%, 01/15/44	7,439,755	7,230,365
FREMF Mortgage Trust (CMO) 3.695%, 11/25/49 (144A) (a)	1,700,000	1,637,403
3.801%, 11/25/49 (144A) (a)	2,000,000	1,952,975
3.810%, 01/25/48 (144A) (a)	2,430,000	2,388,532
3.966%, 07/25/49 (144A) (a)	1,635,000	1,621,097
4.208%, 11/25/47 (144A) (a)	1,577,000	1,577,618
Ginnie Mae II ARM Pool 2.625%, 1Y CMT + 1.500%, 04/20/41 (a)	475,991	489,412
Ginnie Mae II Pool 4.364%, 06/20/63 (a)	7,918,340	8,084,810
4.443%, 05/20/63 (a)	12,388,440	12,651,984
4.461%, 05/20/63 (a)	8,841,485	9,015,387
4.466%, 04/20/63 (a)	3,935,709	4,026,918
Government National Mortgage Association (CMO) 1.650%, 02/20/63	12,278,801	12,082,296
1.650%, 04/20/63	7,450,840	7,285,854
2.217%, 1M LIBOR + 0.300%, 08/20/60 (a)	29,232	29,245
2.217%, 1M LIBOR + 0.300%, 11/20/62 (a)	98,024	98,075
2.257%, 1M LIBOR + 0.340%, 12/20/62 (a)	1,948,240	1,946,304
2.317%, 1M LIBOR + 0.400%, 02/20/62 (a)	1,342,507	1,343,661
2.327%, 1M LIBOR + 0.410%, 03/20/63 (a)	676,402	677,047
2.337%, 1M LIBOR + 0.420%, 02/20/63 (a)	1,501,736	1,504,731
2.367%, 1M LIBOR + 0.450%, 02/20/63 (a)	6,384,717	6,397,370
2.387%, 1M LIBOR + 0.470%, 03/20/63 (a)	3,302,769	3,310,637
2.387%, 1M LIBOR + 0.470%, 07/20/64 (a)	3,735,763	3,745,462
2.387%, 1M LIBOR + 0.470%, 09/20/64 (a)	1,575,467	1,581,552
2.397%, 1M LIBOR + 0.480%, 04/20/63 (a)	7,874,407	7,896,256
2.417%, 1M LIBOR + 0.500%, 01/20/63 (a)	999,706	1,000,858
2.417%, 1M LIBOR + 0.500%, 04/20/63 (a)	5,653,806	5,681,269
2.417%, 1M LIBOR + 0.500%, 06/20/64 (a)	4,780,082	4,806,819
2.417%, 1M LIBOR + 0.500%, 07/20/64 (a)	2,186,365	2,198,372
2.467%, 1M LIBOR + 0.550%, 04/20/62 (a)	375,084	375,761
2.517%, 1M LIBOR + 0.600%, 04/20/64 (a)	11,906,211	12,004,277
2.517%, 1M LIBOR + 0.600%, 05/20/64 (a)	8,413,894	8,494,344
2.567%, 1M LIBOR + 0.650%, 07/20/63 (a)	5,065,524	5,095,681
2.567%, 1M LIBOR + 0.650%, 01/20/64 (a)	1,299,842	1,309,990
2.567%, 1M LIBOR + 0.650%, 02/20/64 (a)	4,559,781	4,595,321
2.567%, 1M LIBOR + 0.650%, 03/20/64 (a)	1,516,297	1,527,097
2.584%, 1M LIBOR + 0.500%, 09/20/37 (a)	236,915	238,023
2.607%, 1M LIBOR + 0.690%, 02/20/64 (a)	1,810,939	1,834,401
2.617%, 1M LIBOR + 0.700%, 09/20/63 (a)	3,827,209	3,859,562
2.667%, 1M LIBOR + 0.750%, 09/20/63 (a)	3,873,880	3,911,915
2.917%, 1M LIBOR + 1.000%, 12/20/66 (a)	1,561,538	1,599,505
4.481%, 04/20/43 (a)	1,942,592	1,980,706
4.500%, 01/16/25	1,068,733	1,124,173
4.751%, 11/20/42 (a)	7,667,560	8,043,065

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO) 5.000%, 12/20/33	1,368,735	$1,460,266
5.000%, 09/20/38	2,011,988	2,032,396
5.000%, 06/16/39	477,747	503,696
5.000%, 07/20/39	2,672,731	2,864,063
5.000%, 10/20/39	2,844,936	3,106,050
5.193%, 06/20/40 (a)	3,303,278	3,543,247
5.500%, 02/20/33	17,432	17,523
5.500%, 07/16/33 (b)	995,006	191,975

		716,159,297

Federal Agencies—2.1%
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/20	43,119,000	40,897,779
Tennessee Valley Authority 1.750%, 10/15/18	850,000	849,067
5.880%, 04/01/36	1,600,000	2,100,897
6.235%, 07/15/45	4,250,000	4,543,862
Tennessee Valley Authority Generic Strip Zero Coupon, 03/15/32	1,000,000	616,613
Tennessee Valley Authority Principal Strip Zero Coupon, 11/01/25	1,000,000	786,028
Zero Coupon, 06/15/35	750,000	404,516

		50,198,762

U.S. Treasury—26.9%
U.S. Treasury Bonds 2.500%, 02/15/45	7,850,000	7,157,299
2.750%, 08/15/42	3,300,000	3,175,605
2.750%, 11/15/42	1,250,000	1,202,441
2.875%, 05/15/43	25,065,000	24,628,321
3.000%, 02/15/48 (c)	470,000	471,579
3.125%, 11/15/41	3,480,000	3,576,108
3.125%, 02/15/43	7,700,000	7,904,832
3.125%, 05/15/48 (c)	2,763,000	2,839,738
3.500%, 02/15/39	1,450,000	1,579,707
3.625%, 08/15/43	6,400,000	7,134,000
3.625%, 02/15/44	16,225,000	18,100,382
3.750%, 11/15/43	22,636,000	25,733,418
3.875%, 08/15/40	4,230,000	4,867,805
4.250%, 05/15/39	200,000	241,258
4.250%, 11/15/40	2,383,000	2,889,481
4.375%, 02/15/38	18,420,000	22,450,094
4.375%, 11/15/39	25,650,000	31,503,410
4.375%, 05/15/40	4,200,000	5,167,969
4.375%, 05/15/41	1,200,000	1,482,422
4.500%, 02/15/36	1,584,000	1,936,811
4.500%, 05/15/38	1,000,000	1,239,570
4.500%, 08/15/39	6,000,000	7,481,484
5.250%, 02/15/29	3,500,000	4,261,113
5.500%, 08/15/28	15,000,000	18,464,648
6.000%, 02/15/26	12,525,000	15,252,612
6.125%, 08/15/29	5,000,000	6,544,336

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips Zero Coupon, 02/15/21	7,050,000	6,583,165
Zero Coupon, 05/15/21	16,285,000	15,098,936
Zero Coupon, 08/15/21	3,095,000	2,848,934
Zero Coupon, 11/15/21 (c)	14,940,000	13,651,791
Zero Coupon, 02/15/22	3,975,000	3,604,228
Zero Coupon, 05/15/22 (c)	14,560,000	13,103,549
Zero Coupon, 08/15/22 (c)	6,000,000	5,359,276
Zero Coupon, 11/15/22 (c)	6,250,000	5,539,143
Zero Coupon, 02/15/23	18,035,000	15,862,498
Zero Coupon, 05/15/23 (c)	52,445,000	45,807,484
Zero Coupon, 08/15/23 (c)	7,720,000	6,691,158
Zero Coupon, 11/15/23 (c)	2,300,000	1,978,967
Zero Coupon, 02/15/24	4,900,000	4,182,504
Zero Coupon, 08/15/24	2,500,000	2,102,396
Zero Coupon, 11/15/24	1,500,000	1,251,535
Zero Coupon, 02/15/25	2,000,000	1,655,412
Zero Coupon, 05/15/25	5,500,000	4,520,039
Zero Coupon, 08/15/25	648,000	528,248
Zero Coupon, 11/15/26	366,129	287,468
Zero Coupon, 08/15/27	400,000	306,420
Zero Coupon, 11/15/27	570,000	433,338
Zero Coupon, 05/15/28	3,030,000	2,268,039
Zero Coupon, 08/15/28	1,750,000	1,298,520
Zero Coupon, 05/15/29	1,000,000	725,840
Zero Coupon, 08/15/29	800,000	575,826
Zero Coupon, 11/15/29	1,000,000	713,893
Zero Coupon, 02/15/30	8,300,000	5,879,022
Zero Coupon, 05/15/30	700,000	492,068
Zero Coupon, 08/15/30	3,925,000	2,740,708
Zero Coupon, 11/15/30	4,400,000	3,046,640
Zero Coupon, 02/15/31	2,800,000	1,923,608
Zero Coupon, 05/15/31	10,500,000	7,158,517
Zero Coupon, 08/15/31	7,800,000	5,278,126
Zero Coupon, 11/15/31	3,000,000	2,015,096
Zero Coupon, 02/15/32 (c)	12,900,000	8,591,237
Zero Coupon, 05/15/32	12,800,000	8,453,862
Zero Coupon, 08/15/32	6,900,000	4,524,092
Zero Coupon, 08/15/33	400,000	254,442
Zero Coupon, 11/15/33	13,000,000	8,210,214
Zero Coupon, 02/15/34	4,400,000	2,757,507
Zero Coupon, 05/15/34	19,000,000	11,813,089
Zero Coupon, 08/15/34	5,000,000	3,085,660
Zero Coupon, 05/15/35	4,000,000	2,416,330
U.S. Treasury Inflation Indexed Bond 1.750%, 01/15/28 (g)	597,895	653,302
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/22 (g)	1,660,230	1,631,827
U.S. Treasury Notes 1.375%, 01/31/21	475,000	460,509
1.375%, 06/30/23	2,500,000	2,341,504
1.625%, 10/31/23	5,500,000	5,191,914
1.625%, 02/15/26	782,300	717,699
1.750%, 02/28/22	100,000	96,762
1.750%, 01/31/23	7,100,000	6,803,519
1.750%, 05/15/23	2,500,000	2,388,379

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 2.000%, 06/30/24	2,308,000	$2,207,295
2.000%, 02/15/25	8,000,000	7,608,437
2.000%, 08/15/25	11,000,000	10,419,922
2.000%, 11/15/26	910,000	852,805
2.125%, 01/31/21	2,000,000	1,976,172
2.125%, 08/15/21	21,000,000	20,675,156
2.125%, 02/29/24	663,000	640,417
2.125%, 03/31/24	5,000,000	4,826,367
2.125%, 05/15/25	22,000,000	21,052,109
2.250%, 11/15/25	16,130,000	15,513,153
2.500%, 08/15/23	2,300,000	2,272,957
2.625%, 05/15/21	2,362,800	2,362,985
2.750%, 05/31/23	514,000	514,642
2.750%, 02/15/24	2,300,000	2,296,945
2.875%, 04/30/25	450,000	451,758
2.875%, 05/31/25	2,297,000	2,305,793
2.875%, 05/15/28 (c)	3,577,800	3,584,928
3.125%, 05/15/21	27,000,000	27,372,305
3.625%, 02/15/21	25,000,000	25,637,695

		635,762,524

Total U.S. Treasury & Government Agencies (Cost $1,428,802,414)		1,402,120,583

Corporate Bonds & Notes—25.6%

Aerospace/Defense—0.3%
Airbus Finance B.V. 2.700%, 04/17/23 (144A)	249,000	240,589
Airbus SE 3.150%, 04/10/27 (144A)	409,000	391,067
3.950%, 04/10/47 (144A)	150,000	147,156
BAE Systems plc 4.750%, 10/11/21 (144A)	1,000,000	1,035,574
Carlyle Global Market Strategies CLO, Ltd. 1.000%, 07/15/19 (d) (e) (h)	111,355	110,659
Harris Corp. 3.832%, 04/27/25	600,000	588,318
4.854%, 04/27/35	500,000	510,235
Lockheed Martin Corp.
3.100%, 01/15/23	193,000	190,501
4.500%, 05/15/36	450,000	467,033
Northrop Grumman Corp. 3.200%, 02/01/27	179,000	168,687
3.850%, 04/15/45	182,000	165,119
Northrop Grumman Systems Corp. 7.750%, 02/15/31	350,000	468,593
Rockwell Collins, Inc. 3.200%, 03/15/24	251,000	241,808
4.350%, 04/15/47	133,000	127,025
United Technologies Corp. 7.500%, 09/15/29	1,568,000	2,014,797

		6,867,161

Agriculture—0.0%
BAT Capital Corp. 4.390%, 08/15/37 (144A)	68,000	63,794
Cargill, Inc. 3.250%, 03/01/23 (144A)	165,000	163,921
Reynolds American, Inc. 7.000%, 08/04/41	570,000	695,294

		923,009

Airlines—0.5%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	512,000	492,227
3.550%, 01/15/30 (144A)	726,000	695,905
4.125%, 05/15/25 (144A)	933,026	935,172
American Airlines Pass-Through Trust 3.000%, 10/15/28	1,716,049	1,611,632
3.650%, 06/15/28	144,754	140,492
3.650%, 02/15/29	426,684	415,010
3.700%, 10/01/26	201,002	196,228
4.950%, 01/15/23	900,972	928,587
British Airways Pass-Through Trust 3.800%, 09/20/31 (144A)	661,000	661,000
4.125%, 09/20/31 (144A)	882,000	869,943
Spirit Airlines Pass-Through Trust 3.375%, 02/15/30	306,000	299,579
United Airlines Pass-Through Trust 3.450%, 07/07/28 (c)	451,759	435,886
3.500%, 03/01/30	1,298,000	1,260,319
3.650%, 01/07/26	246,000	239,433
3.700%, 03/01/30	665,000	649,037
4.000%, 04/11/26	666,325	667,991
4.300%, 08/15/25	690,056	703,236
4.600%, 03/01/26	340,000	341,687

		11,543,364

Auto Manufacturers—0.7%
American Honda Finance Corp. 2.300%, 09/09/26	236,000	214,399
2.900%, 02/16/24	450,000	436,553
BMW U.S. Capital LLC 2.250%, 09/15/23 (144A)	540,000	503,107
Daimler Finance North America LLC 2.000%, 08/03/18 (144A)	300,000	299,848
2.300%, 01/06/20 (144A)	1,600,000	1,578,924
2.375%, 08/01/18 (144A)	378,000	377,898
2.875%, 03/10/21 (144A)	500,000	491,901
Ford Motor Co. 7.450%, 07/16/31	1,800,000	2,115,072
Ford Motor Credit Co. LLC 2.021%, 05/03/19 (c)	678,000	672,386
3.336%, 03/18/21	950,000	941,480
3.339%, 03/28/22	1,000,000	978,609
3.810%, 01/09/24	655,000	635,797
3.815%, 11/02/27	500,000	463,987
4.134%, 08/04/25	200,000	194,978

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
General Motors Co. 6.600%, 04/01/36	1,104,000	$1,194,889
General Motors Financial Co., Inc. 3.450%, 04/10/22	332,000	326,231
3.500%, 11/07/24	695,000	661,777
3.700%, 05/09/23	683,000	670,061
3.950%, 04/13/24	1,200,000	1,174,328
4.300%, 07/13/25	1,360,000	1,334,248
4.350%, 04/09/25	690,000	680,103
4.350%, 01/17/27	437,000	422,848
Hyundai Capital America 2.400%, 10/30/18 (144A)	239,000	238,648
Nissan Motor Acceptance Corp. 1.900%, 09/14/21 (144A)	98,000	93,264
2.650%, 09/26/18 (144A)	300,000	300,048

		17,001,384

Banks—6.6%
ABN AMRO Bank NV 2.500%, 10/30/18 (144A)	1,160,000	1,159,748
4.750%, 07/28/25 (144A)	500,000	497,110
ANZ New Zealand International, Ltd. 2.600%, 09/23/19 (144A) (c)	1,800,000	1,790,557
2.850%, 08/06/20 (144A)	250,000	247,667
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	200,000	196,059
Banco Santander S.A. 4.379%, 04/12/28	600,000	573,676
Bank of America Corp. 2.250%, 04/21/20	312,000	307,719
2.503%, 10/21/22	120,000	114,942
2.600%, 01/15/19	177,000	176,888
2.625%, 10/19/20	485,000	479,034
2.650%, 04/01/19	660,000	659,299
2.881%, 3M LIBOR + 1.021%, 04/24/23 (a)	210,000	203,992
3.004%, 3M LIBOR + 0.790%, 12/20/23 (a)	2,141,000	2,075,779
3.124%, 3M LIBOR + 1.160%, 01/20/23 (a) (c)	2,043,000	2,009,257
3.300%, 01/11/23	3,075,000	3,029,890
3.366%, 3M LIBOR + 0.810%, 01/23/26 (a)	600,000	577,270
3.550%, 3M LIBOR + 0.780%, 03/05/24 (a)	1,780,000	1,761,777
3.705%, 3M LIBOR + 1.512%, 04/24/28 (a)	2,500,000	2,411,079
3.970%, 3M LIBOR + 1.070%, 03/05/29 (a)	1,400,000	1,377,925
4.000%, 01/22/25	1,071,000	1,057,240
4.250%, 10/22/26	520,000	513,845
6.500%, 07/15/18	997,000	998,270
Bank of Montreal 2.350%, 09/11/22	500,000	478,567
2.375%, 01/25/19	575,000	574,273
Bank of New York Mellon Corp. (The) 2.200%, 05/15/19	354,000	352,547
3.250%, 09/11/24 (c)	1,200,000	1,178,099
4.150%, 02/01/21	670,000	687,928
5.450%, 05/15/19 (c)	278,000	284,442

Banks—(Continued)
Bank of Nova Scotia (The) 1.850%, 04/14/20	700,000	687,410
1.875%, 09/20/21 (144A)	300,000	288,372
2.800%, 07/21/21 (c)	500,000	493,330
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 2.700%, 09/09/18 (144A)	1,000,000	1,000,255
4.100%, 09/09/23 (144A)	1,114,000	1,137,437
Barclays plc 3.650%, 03/16/25 (c)	254,000	237,905
3.684%, 01/10/23 (c)	386,000	375,370
4.375%, 01/12/26	2,499,000	2,427,191
4.836%, 05/09/28	275,000	259,715
5.200%, 05/12/26	250,000	245,590
BB&T Corp. 2.450%, 01/15/20	833,000	824,862
6.850%, 04/30/19	525,000	542,881
BNP Paribas S.A. 3.500%, 03/01/23 (144A)	400,000	389,882
BNZ International Funding, Ltd. 2.650%, 11/03/22 (144A)	842,000	806,479
2.900%, 02/21/22 (144A)	300,000	292,376
BPCE S.A. 3.375%, 12/02/26	700,000	661,406
4.625%, 07/11/24 (144A)	400,000	394,962
Canadian Imperial Bank of Commerce 1.600%, 09/06/19	850,000	837,494
2.100%, 10/05/20	200,000	195,161
Capital One Financial Corp. 2.450%, 04/24/19	176,000	175,432
3.200%, 02/05/25	236,000	221,552
3.750%, 04/24/24	671,000	658,143
3.750%, 07/28/26	860,000	799,104
4.200%, 10/29/25	200,000	194,233
Capital One N.A. 2.400%, 09/05/19	300,000	297,573
Citigroup, Inc. 2.350%, 08/02/21	192,000	185,464
2.400%, 02/18/20	450,000	444,263
2.500%, 09/26/18	441,000	440,875
2.750%, 04/25/22	1,900,000	1,839,101
2.900%, 12/08/21	600,000	587,775
3.142%, 3M LIBOR + 0.722%, 01/24/23 (a)	667,000	653,472
3.200%, 10/21/26	485,000	451,016
3.400%, 05/01/26	825,000	781,775
3.668%, 3M LIBOR + 1.390%, 07/24/28 (a)	700,000	665,987
3.700%, 01/12/26	250,000	242,313
3.875%, 03/26/25	1,300,000	1,260,828
3.878%, 3M LIBOR + 1.168%, 01/24/39 (a)	150,000	136,456
4.125%, 07/25/28	117,000	112,014
4.300%, 11/20/26	750,000	731,844
4.400%, 06/10/25	566,000	562,908
4.750%, 05/18/46	800,000	760,739
5.500%, 09/13/25	692,000	734,696
Citizens Bank N.A. 3.700%, 03/29/23	785,000	783,210

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Citizens Financial Group, Inc. 2.375%, 07/28/21	110,000	$106,363
4.300%, 12/03/25	193,000	191,759
Commonwealth Bank of Australia 2.000%, 09/06/21 (144A)	500,000	477,250
3.450%, 03/16/23 (144A)	720,000	712,518
3.900%, 03/16/28 (144A) (c)	720,000	712,319
4.500%, 12/09/25 (144A)	352,000	349,343
Cooperative Rabobank UA 4.375%, 08/04/25	250,000	245,108
4.625%, 12/01/23	872,000	878,342
Credit Agricole S.A. 3.750%, 04/24/23 (144A)	250,000	244,937
4.125%, 01/10/27 (144A)	677,000	654,975
4.375%, 03/17/25 (144A)	295,000	284,592
Credit Suisse AG 2.300%, 05/28/19	250,000	248,798
3.625%, 09/09/24	250,000	245,822
5.300%, 08/13/19	300,000	307,625
Credit Suisse Group AG 3.574%, 01/09/23 (144A)	250,000	244,883
4.282%, 01/09/28 (144A)	1,433,000	1,393,945
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25	970,000	932,916
Danske Bank A/S 2.000%, 09/08/21 (144A)	366,000	349,916
2.700%, 03/02/22 (144A)	372,000	360,938
Deutsche Bank AG 3.125%, 01/13/21	77,000	74,459
3.700%, 05/30/24	667,000	619,170
4.250%, 10/14/21	900,000	887,283
4.296%, 5Y USD Swap + 2.248%, 05/24/28 (a)	400,000	360,087
Discover Bank 4.200%, 08/08/23	400,000	403,610
4.250%, 03/13/26	1,229,000	1,201,322
Fifth Third Bancorp 3.950%, 03/14/28	400,000	394,563
8.250%, 03/01/38	500,000	682,410
Fifth Third Bank 2.375%, 04/25/19	650,000	647,437
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	1,473,000	1,416,571
2.876%, 3M LIBOR + 0.821%, 10/31/22 (a)	2,050,000	2,001,251
3.000%, 04/26/22	1,000,000	976,901
3.272%, 3M LIBOR + 1.201%, 09/29/25 (a)	1,209,000	1,147,973
3.500%, 01/23/25	392,000	378,547
3.500%, 11/16/26	1,300,000	1,224,879
3.691%, 3M LIBOR + 1.510%, 06/05/28 (a)	1,674,000	1,586,924
3.750%, 05/22/25	1,859,000	1,812,458
3.850%, 01/26/27	2,090,000	2,007,085
4.223%, 3M LIBOR + 1.301%, 05/01/29 (a)	2,000,000	1,969,820
5.375%, 03/15/20	3,126,000	3,237,716
HSBC Bank plc 4.750%, 01/19/21 (144A)	1,600,000	1,651,509

Banks—(Continued)
HSBC Holdings plc 2.650%, 01/05/22	2,940,000	2,846,601
3.033%, 3M LIBOR + 0.923%, 11/22/23 (a)	473,000	456,558
3.900%, 05/25/26 (c)	200,000	195,566
4.041%, 3M LIBOR + 1.546%, 03/13/28 (a)	240,000	232,991
4.250%, 03/14/24	500,000	497,449
4.250%, 08/18/25	300,000	294,535
4.375%, 11/23/26	1,006,000	988,892
Huntington Bancshares, Inc. 2.300%, 01/14/22	813,000	780,735
Industrial & Commercial Bank of China, Ltd. 2.452%, 10/20/21	750,000	721,385
ING Bank NV 1.650%, 08/15/19 (144A)	300,000	295,501
2.000%, 11/26/18 (144A)	284,000	283,252
ING Groep NV 3.950%, 03/29/27	217,000	211,787
Intesa Sanpaolo S.p.A. 3.875%, 07/14/27 (144A)	562,000	484,925
KeyCorp 5.100%, 03/24/21 (c)	896,000	935,500
Lloyds Banking Group plc 2.907%, 3M LIBOR + 0.810%, 11/07/23 (a)	300,000	285,738
3.750%, 01/11/27	691,000	653,169
4.375%, 03/22/28	633,000	624,466
4.450%, 05/08/25	540,000	543,264
4.582%, 12/10/25	400,000	392,104
Macquarie Bank, Ltd. 2.600%, 06/24/19 (144A)	979,000	976,011
2.850%, 07/29/20 (144A) (c)	250,000	247,827
4.000%, 07/29/25 (144A)	250,000	247,693
Macquarie Group, Ltd. 3.763%, 3M LIBOR + 1.372%, 11/28/28 (144A) (a)	1,015,000	936,624
6.000%, 01/14/20 (144A) (c)	2,072,000	2,154,779
Mitsubishi UFJ Financial Group, Inc. 2.527%, 09/13/23	250,000	236,725
Mitsubishi UFJ Trust & Banking Corp. 2.450%, 10/16/19 (144A)	800,000	793,329
Mizuho Bank, Ltd. 3.600%, 09/25/24 (144A)	950,000	943,553
Morgan Stanley 2.750%, 05/19/22	250,000	242,188
3.125%, 01/23/23	500,000	487,867
3.591%, 3M LIBOR + 1.340%, 07/22/28 (a)	1,067,000	1,014,127
3.625%, 01/20/27	700,000	672,158
3.700%, 10/23/24	500,000	493,623
3.772%, 3M LIBOR + 1.140%, 01/24/29 (a)	735,000	708,046
3.875%, 04/29/24	700,000	701,239
5.000%, 11/24/25	1,269,000	1,315,480
5.500%, 01/26/20	1,430,000	1,479,460
5.500%, 07/28/21	807,000	853,954
5.625%, 09/23/19	3,030,000	3,122,277
5.750%, 01/25/21	2,500,000	2,643,114
MUFG Union Bank N.A. 2.250%, 05/06/19	400,000	397,839

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
National Australia Bank, Ltd. 2.400%, 12/09/19 (144A)	400,000	$396,727
Nordea Bank AB 4.875%, 01/27/20 (144A)	900,000	924,219
Northern Trust Corp. 3.375%, 08/23/21	300,000	302,050
3.375%, 3M LIBOR + 1.131%, 05/08/32 (a)	251,000	235,794
PNC Financial Services Group, Inc. (The) 4.375%, 08/11/20	650,000	665,976
5.125%, 02/08/20	800,000	825,557
6.700%, 06/10/19	650,000	672,743
Regions Financial Corp. 3.200%, 02/08/21	268,000	266,612
Royal Bank of Canada 1.875%, 02/05/20	2,000,000	1,968,500
2.000%, 10/01/18 (c)	1,819,000	1,817,225
2.000%, 12/10/18	69,000	68,843
2.200%, 07/27/18	153,000	152,977
4.650%, 01/27/26	495,000	502,193
Royal Bank of Scotland Group plc 4.519%, 3M LIBOR + 1.550%, 06/25/24 (a)	205,000	205,147
4.892%, 3M LIBOR + 1.754%, 05/18/29 (a)	290,000	288,709
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A) (c)	1,200,000	1,171,817
Societe Generale S.A. 4.250%, 04/14/25 (144A)	500,000	479,975
Stadshypotek AB 1.875%, 10/02/19 (144A)	1,500,000	1,482,290
Standard Chartered plc 4.866%, 3M LIBOR + 1.970%, 03/15/33 (144A) (a)	300,000	291,293
5.200%, 01/26/24 (144A)	1,000,000	1,020,254
State Street Corp. 3.100%, 05/15/23	407,000	401,348
3.700%, 11/20/23	1,608,000	1,630,515
Sumitomo Mitsui Financial Group, Inc. 2.442%, 10/19/21	318,000	307,077
2.778%, 10/18/22	411,000	396,664
2.784%, 07/12/22 (c)	800,000	774,462
2.846%, 01/11/22	900,000	879,037
3.010%, 10/19/26	212,000	198,423
3.102%, 01/17/23	482,000	470,957
Sumitomo Mitsui Trust Bank, Ltd. 2.050%, 10/18/19 (144A)	1,000,000	986,088
SunTrust Banks, Inc. 2.750%, 05/01/23	2,000,000	1,931,719
Toronto-Dominion Bank (The) 1.750%, 07/23/18	300,000	299,936
2.250%, 11/05/19	255,000	253,025
2.500%, 12/14/20	500,000	491,943
3.625%, 5Y USD Swap + 2.205%, 09/15/31 (a)	433,000	407,498
U.S. Bancorp 2.375%, 07/22/26	1,570,000	1,428,496
3.150%, 04/27/27	500,000	477,947
U.S. Bank N.A. 2.125%, 10/28/19	350,000	346,787

Banks—(Continued)
UBS AG 2.450%, 12/01/20 (144A)	200,000	195,503
UBS Group Funding Switzerland AG 2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (a)	276,000	264,164
3.491%, 05/23/23 (144A)	762,000	744,942
4.125%, 09/24/25 (144A)	300,000	297,904
Wells Fargo & Co. 2.500%, 03/04/21	179,000	175,005
3.069%, 01/24/23	3,470,000	3,374,352
3.300%, 09/09/24 (c)	770,000	743,885
3.500%, 03/08/22 (c)	1,900,000	1,893,801
4.100%, 06/03/26	1,291,000	1,265,053
4.650%, 11/04/44	595,000	566,815
5.375%, 11/02/43	1,005,000	1,049,442
Westpac Banking Corp. 3.400%, 01/25/28	500,000	476,313
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (a)	1,050,000	1,011,685

		155,090,072

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	3,722,000	3,690,879
3.650%, 02/01/26	1,000,000	978,944
4.700%, 02/01/36	1,500,000	1,520,320
Anheuser-Busch InBev Worldwide, Inc. 4.000%, 04/13/28	720,000	718,328
4.375%, 04/15/38	1,300,000	1,262,046
4.600%, 04/15/48	340,000	334,986
4.750%, 04/15/58	775,000	756,996
Beam Suntory, Inc. 3.250%, 05/15/22	760,000	749,314
Coca-Cola Femsa S.A.B. de C.V. 3.875%, 11/26/23	350,000	350,478
Dr Pepper Snapple Group, Inc. 3.430%, 06/15/27	175,000	161,688
Heineken NV 3.400%, 04/01/22 (144A) (c)	1,339,000	1,344,179
Maple Escrow Subsidiary, Inc. 4.417%, 05/25/25 (144A)	268,000	269,337
4.985%, 05/25/38 (144A)	387,000	389,460

		12,526,955

Biotechnology—0.2%
Amgen, Inc. 4.563%, 06/15/48	500,000	491,371
5.700%, 02/01/19	100,000	101,641
Baxalta, Inc. 5.250%, 06/23/45	89,000	91,832
Celgene Corp. 3.625%, 05/15/24	591,000	576,582
3.950%, 10/15/20	500,000	507,989
4.350%, 11/15/47	278,000	244,823
5.700%, 10/15/40	165,000	178,476
Gilead Sciences, Inc. 3.250%, 09/01/22	630,000	626,369

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Gilead Sciences, Inc. 3.500%, 02/01/25	115,000	$113,262
3.650%, 03/01/26	115,000	113,538
3.700%, 04/01/24	704,000	705,346
4.000%, 09/01/36	201,000	193,406

		3,944,635

Building Materials—0.1%
CRH America Finance, Inc. 3.400%, 05/09/27 (144A)	214,000	201,424
Johnson Controls International plc 3.625%, 07/02/24	277,000	273,138
4.950%, 07/02/64	737,000	700,877
5.000%, 03/30/20	635,000	653,254
Martin Marietta Materials, Inc. 3.450%, 06/01/27	499,000	464,223
Masco Corp. 6.500%, 08/15/32	720,000	804,106

		3,097,022

Chemicals—0.4%
Air Liquide Finance S.A. 2.250%, 09/27/23 (144A)	350,000	328,704
Albemarle Corp. 5.450%, 12/01/44	350,000	372,546
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P. 3.400%, 12/01/26 (144A) (c)	339,000	330,944
3.700%, 06/01/28 (144A)	450,000	444,515
Dow Chemical Co. (The) 4.250%, 10/01/34	1,000,000	961,224
8.850%, 09/15/21	640,000	732,913
E.I. du Pont de Nemours & Co. 4.150%, 02/15/43	107,000	100,426
Monsanto Co. 4.700%, 07/15/64	100,000	87,654
Mosaic Co. (The) 5.450%, 11/15/33 (c)	1,163,000	1,175,816
5.625%, 11/15/43	1,000,000	1,007,314
Nutrien, Ltd. 3.000%, 04/01/25	440,000	405,256
3.375%, 03/15/25	87,000	81,879
4.125%, 03/15/35	620,000	574,155
5.250%, 01/15/45	300,000	310,502
Praxair, Inc. 1.250%, 11/07/18	900,000	895,761
2.650%, 02/05/25	261,000	247,327
Rohm & Haas Co. 7.850%, 07/15/29	418,000	539,125
Sherwin-Williams Co. (The) 3.125%, 06/01/24	247,000	235,917
Westlake Chemical Corp. 4.375%, 11/15/47	237,000	218,406

		9,050,384

Commercial Services—0.3%
Ecolab, Inc. 2.250%, 01/12/20	297,000	293,286
3.250%, 01/14/23	700,000	691,209
3.250%, 12/01/27	215,000	205,857
ERAC USA Finance LLC 3.850%, 11/15/24 (144A)	925,000	920,283
4.500%, 08/16/21 (144A)	1,740,000	1,783,271
7.000%, 10/15/37 (144A)	500,000	624,850
President & Fellows of Harvard College 3.300%, 07/15/56	714,000	650,146
Western Union Co. (The) 3.600%, 03/15/22	995,000	988,164
6.200%, 06/21/40	200,000	203,166

		6,360,232

Computers—0.6%
Apple, Inc. 2.150%, 02/09/22	540,000	523,236
2.450%, 08/04/26	519,000	476,360
2.750%, 01/13/25	600,000	574,254
2.850%, 05/11/24	1,123,000	1,087,248
2.900%, 09/12/27	836,000	784,788
3.000%, 02/09/24	2,312,000	2,264,446
3.000%, 06/20/27	675,000	641,585
3.200%, 05/11/27	514,000	495,739
3.350%, 02/09/27	1,207,000	1,178,632
3.450%, 02/09/45	625,000	558,578
3.750%, 09/12/47	1,200,000	1,124,661
3.850%, 08/04/46	362,000	341,438
Dell International LLC / EMC Corp. 6.020%, 06/15/26 (144A)	1,477,000	1,551,428
DXC Technology Co. 4.250%, 04/15/24	310,000	309,662
7.450%, 10/15/29	700,000	848,807
IBM Credit LLC 2.650%, 02/05/21 (c)	720,000	713,177
3.000%, 02/06/23	960,000	938,775
International Business Machines Corp. 6.500%, 01/15/28	300,000	364,054

		14,776,868

Cosmetics/Personal Care—0.0%
Procter & Gamble Co. (The) 2.700%, 02/02/26	750,000	712,182
Unilever Capital Corp. 3.375%, 03/22/25	310,000	308,024

		1,020,206

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	190,000	195,644

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300%, 01/23/23	468,000	$449,833
3.500%, 01/15/25	600,000	562,852
Air Lease Corp. 3.250%, 03/01/25	484,000	449,063
American Express Co. 3.000%, 10/30/24	700,000	667,905
3.400%, 02/27/23	600,000	593,035
American Express Credit Corp. 2.125%, 03/18/19	116,000	115,555
2.250%, 08/15/19	500,000	496,933
2.375%, 05/26/20	500,000	492,743
2.600%, 09/14/20	115,000	113,563
Ameriprise Financial, Inc. 2.875%, 09/15/26	635,000	592,585
BOC Aviation, Ltd. 2.750%, 09/18/22 (144A)	480,000	456,245
Brookfield Finance, Inc. 3.900%, 01/25/28	358,000	338,444
4.700%, 09/20/47	409,000	387,048
Capital One Bank USA N.A. 3.375%, 02/15/23	600,000	584,437
8.800%, 07/15/19	300,000	316,890
CDP Financial, Inc. 4.400%, 11/25/19 (144A)	600,000	613,544
CME Group, Inc. 3.000%, 03/15/25	440,000	424,626
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	439,000	429,997
GE Capital International Funding Co. 2.342%, 11/15/20	6,696,000	6,545,210
4.418%, 11/15/35	3,726,000	3,609,673
International Lease Finance Corp. 5.875%, 08/15/22	298,000	316,031
8.625%, 01/15/22	850,000	975,175
Invesco Finance plc 4.000%, 01/30/24	500,000	502,943
Jefferies Group LLC 5.125%, 01/20/23	300,000	311,836
Legg Mason, Inc. 3.950%, 07/15/24	700,000	693,605
National Rural Utilities Cooperative Finance Corp. 2.950%, 02/07/24	210,000	202,833
ORIX Corp. 2.900%, 07/18/22	362,000	352,183
Private Export Funding Corp. 2.800%, 05/15/22	1,000,000	997,419
3.550%, 01/15/24	7,383,000	7,583,781
Synchrony Financial 3.700%, 08/04/26	500,000	459,330
TD Ameritrade Holding Corp. 2.950%, 04/01/22	295,000	289,844

		30,925,161

Electric—2.0%
Alabama Power Co. 3.550%, 12/01/23	461,000	463,505
4.150%, 08/15/44	218,000	215,157
Arizona Public Service Co. 2.200%, 01/15/20	142,000	140,213
3.350%, 06/15/24	400,000	395,333
Baltimore Gas & Electric Co. 5.200%, 06/15/33	1,510,000	1,685,748
Berkshire Hathaway Energy Co. 2.400%, 02/01/20	364,000	361,035
3.750%, 11/15/23	1,736,000	1,756,969
6.125%, 04/01/36	325,000	400,821
CenterPoint Energy Houston Electric LLC 2.250%, 08/01/22	950,000	909,932
China Southern Power Grid International Finance BVI Co., Ltd. 3.500%, 05/08/27 (144A)	960,000	914,650
CMS Energy Corp. 3.875%, 03/01/24	170,000	170,498
Commonwealth Edison Co. 3.650%, 06/15/46	162,000	149,355
3.750%, 08/15/47	350,000	327,815
Connecticut Light & Power Co. (The) 4.000%, 04/01/48 (c)	236,000	234,831
Consumers Energy Co. 4.350%, 08/31/64	191,000	190,509
5.650%, 04/15/20	200,000	209,359
Delmarva Power & Light Co. 4.150%, 05/15/45	500,000	497,353
Dominion Energy, Inc. 2.750%, 01/15/22	232,000	224,993
2.850%, 08/15/26	183,000	165,711
DTE Electric Co. 3.900%, 06/01/21	1,000,000	1,013,797
5.700%, 10/01/37	300,000	360,630
DTE Energy Co. 3.500%, 06/01/24	449,000	439,070
3.850%, 12/01/23	225,000	225,291
Duke Energy Carolinas LLC 4.300%, 06/15/20	619,000	629,833
6.000%, 01/15/38	600,000	739,965
Duke Energy Indiana LLC 3.750%, 05/15/46	350,000	330,711
Duke Energy Ohio, Inc. 3.800%, 09/01/23	815,000	829,357
Duke Energy Progress LLC 3.700%, 10/15/46	377,000	346,965
4.100%, 03/15/43	200,000	200,385
4.375%, 03/30/44	247,000	255,773
5.300%, 01/15/19	200,000	203,620
5.700%, 04/01/35	360,000	415,927
Edison International 4.125%, 03/15/28	240,000	236,305
Enel Finance International NV 3.500%, 04/06/28 (144A)	465,000	417,837
3.625%, 05/25/27 (144A)	480,000	439,063

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Entergy Arkansas, Inc. 3.050%, 06/01/23	765,000	$751,696
Entergy Corp. 2.950%, 09/01/26	194,000	177,005
Entergy Louisiana LLC 2.400%, 10/01/26	414,000	375,512
3.050%, 06/01/31	195,000	179,298
Entergy Mississippi, Inc. 2.850%, 06/01/28	170,000	155,841
Exelon Corp. 3.497%, 06/01/22	600,000	593,058
Exelon Generation Co. LLC 3.400%, 03/15/22	643,000	638,737
6.250%, 10/01/39	160,000	169,379
FirstEnergy Corp. 4.850%, 07/15/47	289,000	295,495
Florida Power & Light Co. 5.625%, 04/01/34	1,250,000	1,461,055
Fortis, Inc. 3.055%, 10/04/26	1,500,000	1,366,656
Indiana Michigan Power Co. 3.200%, 03/15/23	330,000	324,749
Jersey Central Power & Light Co. 6.150%, 06/01/37	200,000	238,224
Kansas City Power & Light Co. 3.150%, 03/15/23	604,000	589,708
5.300%, 10/01/41	315,000	355,071
Korea Southern Power Co., Ltd. 3.000%, 01/29/21 (144A)	227,000	223,692
Massachusetts Electric Co. 4.004%, 08/15/46 (144A)	402,000	383,769
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	340,000	339,952
MidAmerican Energy Co. 3.700%, 09/15/23	1,100,000	1,113,016
Nevada Power Co. 5.375%, 09/15/40	223,000	260,090
6.650%, 04/01/36	360,000	469,383
7.125%, 03/15/19	200,000	206,177
New England Power Co. 3.800%, 12/05/47 (144A)	280,000	267,904
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	434,000	416,418
NextEra Energy Capital Holdings, Inc. 3.625%, 06/15/23	410,000	409,130
Niagara Mohawk Power Corp. 3.508%, 10/01/24 (144A)	305,000	304,915
Northern States Power Co. 6.250%, 06/01/36	200,000	248,724
6.500%, 03/01/28	628,000	727,443
Ohio Power Co. 5.375%, 10/01/21	305,000	324,841
Pacific Gas & Electric Co. 4.250%, 05/15/21	782,000	782,352
6.050%, 03/01/34	1,200,000	1,295,844

Electric—(Continued)
PacifiCorp
3.600%, 04/01/24	315,000	317,315
5.500%, 01/15/19	500,000	507,425
Pennsylvania Electric Co. 3.250%, 03/15/28 (144A)	113,000	105,359
PPL Electric Utilities Corp. 2.500%, 09/01/22	300,000	288,781
4.125%, 06/15/44	208,000	207,559
Progress Energy, Inc. 7.000%, 10/30/31	200,000	255,163
PSEG Power LLC 2.450%, 11/15/18	568,000	567,376
Public Service Co. of Colorado 2.500%, 03/15/23	400,000	385,382
Public Service Co. of New Hampshire 3.500%, 11/01/23	272,000	271,960
Public Service Co. of Oklahoma 5.150%, 12/01/19	1,010,000	1,036,733
6.625%, 11/15/37	600,000	767,919
Public Service Electric & Gas Co. 3.800%, 01/01/43	700,000	682,246
Sempra Energy 2.875%, 10/01/22	1,625,000	1,574,481
3.550%, 06/15/24	709,000	694,363
4.050%, 12/01/23	1,054,000	1,067,332
Sierra Pacific Power Co. 3.375%, 08/15/23	556,000	553,607
South Carolina Electric & Gas Co. 6.050%, 01/15/38	250,000	283,743
Southern California Edison Co. 3.650%, 03/01/28	500,000	488,366
5.550%, 01/15/36	500,000	562,067
Southern Co. (The) 2.150%, 09/01/19	855,000	847,537
Southern Power Co. 5.150%, 09/15/41	400,000	406,561
Southwestern Public Service Co. 4.500%, 08/15/41	250,000	259,913
Toledo Edison Co. (The) 6.150%, 05/15/37	400,000	487,651
Tri-State Generation & Transmission Association, Inc. 4.250%, 06/01/46	206,000	194,410
Virginia Electric & Power Co. 2.750%, 03/15/23	400,000	387,680
2.950%, 01/15/22	489,000	483,623
3.450%, 02/15/24	102,000	101,194
4.450%, 02/15/44	126,000	128,003
6.000%, 05/15/37	685,000	835,618

		46,692,817

Electronics—0.0%
Arrow Electronics, Inc. 3.250%, 09/08/24	439,000	410,382
3.875%, 01/12/28	376,000	352,349

		762,731

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—0.0%
Fluor Corp. 3.375%, 09/15/21	550,000	$549,386
Mexico City Airport Trust 5.500%, 07/31/47 (144A)	208,000	185,328

		734,714

Environmental Control—0.0%
Republic Services, Inc. 5.500%, 09/15/19	650,000	669,392

Food—0.3%
Campbell Soup Co. 3.950%, 03/15/25	790,000	761,713
General Mills, Inc. 4.000%, 04/17/25	535,000	526,885
4.200%, 04/17/28	335,000	327,083
4.550%, 04/17/38	130,000	124,053
Kellogg Co. 3.400%, 11/15/27	333,000	311,268
Kraft Heinz Foods Co. 5.000%, 07/15/35	1,400,000	1,379,153
6.125%, 08/23/18	700,000	703,570
6.875%, 01/26/39	333,000	392,626
Kroger Co. (The) 8.000%, 09/15/29	610,000	765,098
McCormick & Co., Inc. 3.150%, 08/15/24	269,000	257,095
3.400%, 08/15/27	396,000	374,400
Sysco Corp. 3.550%, 03/15/25	340,000	333,189
4.450%, 03/15/48	200,000	193,328
Tyson Foods, Inc. 3.950%, 08/15/24	1,456,000	1,453,077

		7,902,538

Forest Products & Paper—0.1%
International Paper Co. 3.000%, 02/15/27 (c)	429,000	388,335
7.300%, 11/15/39	350,000	447,709
8.700%, 06/15/38	250,000	348,818

		1,184,862

Gas—0.3%
Atmos Energy Corp. 4.125%, 10/15/44	450,000	454,170
4.150%, 01/15/43	460,000	462,854
8.500%, 03/15/19	200,000	207,661
Brooklyn Union Gas Co. (The) 4.273%, 03/15/48 (144A)	500,000	497,902
CenterPoint Energy Resources Corp. 4.500%, 01/15/21	429,000	438,414
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	345,000	319,277
Korea Gas Corp. 1.875%, 07/18/21 (144A)	400,000	380,210

Gas—(Continued)
NiSource, Inc. 6.250%, 12/15/40	510,000	604,482
Southern Co. Gas Capital Corp. 2.450%, 10/01/23	172,000	161,734
3.500%, 09/15/21	1,000,000	1,000,173
3.950%, 10/01/46	212,000	194,953
4.400%, 06/01/43	375,000	367,423
6.000%, 10/01/34	1,000,000	1,144,938
Southwest Gas Corp. 3.800%, 09/29/46	332,000	313,719

		6,547,910

Healthcare-Products—0.2%
Abbott Laboratories 3.875%, 09/15/25	464,000	462,512
Becton Dickinson & Co. 3.734%, 12/15/24	85,000	82,981
Covidien International Finance S.A. 2.950%, 06/15/23	377,000	369,747
Medtronic, Inc. 3.125%, 03/15/22	398,000	394,991
4.375%, 03/15/35	895,000	925,608
Stryker Corp. 4.100%, 04/01/43	600,000	560,523
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	286,000	264,212
3.150%, 01/15/23	1,066,000	1,042,436
4.150%, 02/01/24	515,000	522,721
Zimmer Biomet Holdings, Inc. 3.700%, 03/19/23 (c)	233,000	231,336

		4,857,067

Healthcare-Services—0.3%
Aetna, Inc. 2.800%, 06/15/23	269,000	256,311
6.625%, 06/15/36	297,000	366,546
Anthem, Inc. 2.300%, 07/15/18	751,000	750,905
3.500%, 08/15/24	1,035,000	1,008,651
4.101%, 03/01/28	460,000	449,988
4.650%, 08/15/44	324,000	314,317
Laboratory Corp. of America Holdings 3.200%, 02/01/22	447,000	442,188
Magellan Health, Inc. 4.400%, 09/22/24	1,000,000	978,623
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	210,000	195,998
Quest Diagnostics, Inc. 3.450%, 06/01/26	140,000	133,144
4.750%, 01/30/20	400,000	409,444
Texas Health Resources 4.330%, 11/15/55	250,000	257,313
UnitedHealth Group, Inc. 2.875%, 03/15/23	250,000	243,624
4.625%, 07/15/35	320,000	336,554

		6,143,606

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Holding Companies-Diversified—0.1%
Hutchison Whampoa International 11, Ltd. 4.625%, 01/13/22 (144A)	1,100,000	$1,129,899

Household Products/Wares—0.0%
Kimberly-Clark Corp. 2.400%, 06/01/23	600,000	576,159

Housewares—0.0%
Newell Brands, Inc. 5.375%, 04/01/36	350,000	348,354
5.500%, 04/01/46 (c)	200,000	194,939

		543,293

Insurance—1.3%
AIA Group, Ltd. 3.900%, 04/06/28 (144A)	415,000	413,935
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	1,000,000	1,292,626
Allstate Corp. (The) 3.150%, 06/15/23	407,000	402,946
American International Group, Inc. 3.875%, 01/15/35	259,000	230,412
4.125%, 02/15/24	868,000	871,997
4.200%, 04/01/28	400,000	391,348
Aon plc 3.500%, 06/14/24	935,000	909,504
Assurant, Inc. 4.200%, 09/27/23	605,000	604,619
Athene Global Funding 2.750%, 04/20/20 (144A)	844,000	833,759
4.000%, 01/25/22 (144A)	368,000	370,638
Athene Holding, Ltd. 4.125%, 01/12/28	575,000	530,242
Berkshire Hathaway Finance Corp. 4.300%, 05/15/43	831,000	837,115
Berkshire Hathaway, Inc. 3.000%, 02/11/23	1,000,000	991,940
Chubb INA Holdings, Inc. 2.700%, 03/13/23	400,000	387,193
2.875%, 11/03/22	260,000	255,459
3.150%, 03/15/25	131,000	126,905
3.350%, 05/15/24	435,000	428,654
Dai-ichi Life Insurance Co., Ltd. (The) 4.000%, 3M LIBOR + 3.660%, 07/24/26 (144A) (a)	759,000	707,768
Great-West Lifeco Finance Delaware L.P. 4.150%, 06/03/47 (144A)	720,000	676,281
Guardian Life Insurance Co. of America (The) 4.850%, 01/24/77 (144A)	156,000	152,072
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	600,000	565,412
Jackson National Life Global Funding 3.050%, 04/29/26 (144A)	300,000	284,078
3.250%, 01/30/24 (144A)	460,000	450,959
Liberty Mutual Group, Inc. 4.950%, 05/01/22 (144A)	700,000	726,852

Insurance—(Continued)
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	800,000	987,852
Lincoln National Corp. 4.200%, 03/15/22	350,000	358,679
6.250%, 02/15/20	800,000	838,566
Manulife Financial Corp. 4.061%, 5Y USD Swap + 1.647%, 02/24/32 (a)	950,000	900,955
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	453,000	446,733
2.750%, 01/30/22	58,000	56,697
3.500%, 03/10/25	621,000	607,302
Massachusetts Mutual Life Insurance Co.
5.625%, 05/15/33 (144A)	720,000	823,567
7.625%, 11/15/23 (144A)	550,000	630,877
MassMutual Global Funding II 5.250%, 07/31/18 (144A)	880,000	881,910
Nationwide Mutual Insurance Co. 8.250%, 12/01/31 (144A)	1,000,000	1,372,838
9.375%, 08/15/39 (144A)	200,000	313,163
New York Life Global Funding 1.550%, 11/02/18 (144A)	317,000	316,005
3.000%, 01/10/28 (144A)	485,000	454,933
OneBeacon U.S. Holdings, Inc. 4.600%, 11/09/22	750,000	756,629
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (a)	446,000	404,941
Principal Financial Group, Inc. 3.125%, 05/15/23	250,000	244,273
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (a)	430,000	427,850
Protective Life Global Funding 1.999%, 09/14/21 (144A)	750,000	717,992
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	2,150,000	2,679,755
Reliance Standard Life Global Funding II 2.500%, 01/15/20 (144A)	240,000	237,483
3.050%, 01/20/21 (144A)	149,000	147,271
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	480,000	459,039
Voya Financial, Inc. 3.125%, 07/15/24	500,000	472,331
3.650%, 06/15/26	150,000	141,888
XLIT, Ltd. 6.375%, 11/15/24	921,000	1,034,440

		30,156,683

Internet—0.3%
Alibaba Group Holding, Ltd. 4.000%, 12/06/37	244,000	225,907
Amazon.com, Inc. 2.800%, 08/22/24	1,020,000	982,809
3.875%, 08/22/37	800,000	780,891
4.250%, 08/22/57	1,000,000	986,034
4.800%, 12/05/34	815,000	892,947

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
eBay, Inc. 2.600%, 07/15/22	1,990,000	$1,900,205
4.000%, 07/15/42	700,000	608,689
Tencent Holdings, Ltd. 3.595%, 01/19/28 (144A)	955,000	903,449

		7,280,931

Iron/Steel—0.1%
Nucor Corp. 4.000%, 08/01/23	1,049,000	1,067,117
6.400%, 12/01/37	250,000	314,497
Vale Overseas, Ltd. 6.250%, 08/10/26	148,000	160,284
6.875%, 11/21/36	750,000	842,025

		2,383,923

Machinery-Construction & Mining—0.1%
ABB Finance USA, Inc. 3.800%, 04/03/28	285,000	287,230
Caterpillar Financial Services Corp. 2.750%, 08/20/21	360,000	355,150
3.250%, 12/01/24	393,000	386,399
3.750%, 11/24/23	769,000	780,241
7.150%, 02/15/19	1,000,000	1,027,796

		2,836,816

Machinery-Diversified—0.1%
Deere & Co. 8.100%, 05/15/30	600,000	815,906
Nvent Finance Sarl 4.550%, 04/15/28 (144A)	562,000	551,419
Roper Technologies, Inc. 3.000%, 12/15/20	125,000	124,100
Xylem, Inc. 3.250%, 11/01/26	118,000	110,928

		1,602,353

Media—1.0%
21st Century Fox America, Inc. 3.700%, 10/15/25	700,000	685,813
6.150%, 02/15/41	500,000	597,486
6.550%, 03/15/33	370,000	441,733
6.900%, 03/01/19	900,000	924,033
CBS Corp. 3.700%, 08/15/24	874,000	850,124
4.850%, 07/01/42	255,000	243,017
4.900%, 08/15/44	135,000	130,102
5.900%, 10/15/40	125,000	137,273
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25	2,174,000	2,195,488
5.375%, 04/01/38	334,000	315,512
6.384%, 10/23/35	275,000	287,377
6.834%, 10/23/55	400,000	428,843

Media—(Continued)
Comcast Corp. 3.900%, 03/01/38	591,000	536,314
4.200%, 08/15/34	556,000	530,942
4.250%, 01/15/33	1,880,000	1,835,914
6.500%, 11/15/35	308,000	366,191
COX Communications, Inc. 3.250%, 12/15/22 (144A)	1,010,000	981,069
4.800%, 02/01/35 (144A) (c)	1,100,000	1,012,936
Discovery Communications LLC 3.300%, 05/15/22	625,000	614,236
3.950%, 03/20/28 (c)	315,000	298,310
4.375%, 06/15/21	1,240,000	1,267,495
Grupo Televisa S.A.B. 6.125%, 01/31/46	200,000	206,506
NBCUniversal Enterprise, Inc. 1.974%, 04/15/19 (144A)	1,000,000	992,535
NBCUniversal Media LLC 2.875%, 01/15/23	1,000,000	958,960
Sky plc 3.750%, 09/16/24 (144A)	431,000	428,511
TCI Communications, Inc. 7.125%, 02/15/28	801,000	971,345
Thomson Reuters Corp. 5.850%, 04/15/40	100,000	109,332
Time Warner Cable LLC 4.125%, 02/15/21	1,300,000	1,306,617
5.500%, 09/01/41	1,000,000	930,363
Time Warner, Inc. 3.550%, 06/01/24	2,285,000	2,203,298
3.600%, 07/15/25	665,000	632,294
Viacom, Inc. 3.875%, 04/01/24	237,000	229,297
6.875%, 04/30/36	798,000	862,249
Walt Disney Co. (The) 1.850%, 07/30/26	156,000	136,214
3.000%, 07/30/46	60,000	47,165

		24,694,894

Mining—0.1%
Anglo American Capital plc 3.625%, 09/11/24 (144A) (c)	336,000	318,128
4.000%, 09/11/27 (144A)	600,000	558,613
Barrick Gold Corp. 6.450%, 10/15/35	700,000	833,393
BHP Billiton Finance USA, Ltd. 2.875%, 02/24/22	98,000	96,785
5.000%, 09/30/43	414,000	464,513
Vale Canada, Ltd. 7.200%, 09/15/32	500,000	542,500

		2,813,932

Miscellaneous Manufacturing—0.2%
Eaton Corp. 6.950%, 03/20/19	282,000	290,088

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—(Continued)
General Electric Co. 3.450%, 05/15/24	393,000	$385,204
4.375%, 09/16/20	1,060,000	1,085,687
5.500%, 01/08/20	616,000	638,515
6.000%, 08/07/19	673,000	695,840
Illinois Tool Works, Inc. 1.950%, 03/01/19	252,000	250,805
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	320,000	317,298
Parker-Hannifin Corp. 3.300%, 11/21/24	143,000	140,772
4.100%, 03/01/47	250,000	246,101
4.450%, 11/21/44	333,000	347,515
Siemens Financieringsmaatschappij NV 3.125%, 03/16/24 (144A)	500,000	488,287

		4,886,112

Multi-National—0.1%
African Development Bank 8.800%, 09/01/19	1,275,000	1,357,094

Oil & Gas—1.5%
Anadarko Finance Co. 7.500%, 05/01/31	805,000	997,142
Anadarko Holding Co. 7.150%, 05/15/28	949,000	1,082,481
Anadarko Petroleum Corp. 8.700%, 03/15/19	1,600,000	1,662,208
Apache Corp. 3.250%, 04/15/22	870,000	855,236
5.100%, 09/01/40	650,000	639,551
BP Capital Markets plc 3.017%, 01/16/27	655,000	619,974
3.224%, 04/14/24	1,000,000	981,193
3.245%, 05/06/22	1,475,000	1,470,353
3.535%, 11/04/24	300,000	297,686
3.814%, 02/10/24	650,000	656,637
Canadian Natural Resources, Ltd. 3.900%, 02/01/25	512,000	504,698
5.850%, 02/01/35	150,000	166,715
6.450%, 06/30/33	200,000	234,246
Cenovus Energy, Inc. 6.750%, 11/15/39	1,100,000	1,207,975
Chevron Corp. 2.355%, 12/05/22	690,000	659,663
2.411%, 03/03/22	500,000	487,819
2.895%, 03/03/24	537,000	522,352
3.191%, 06/24/23	425,000	422,875
CNOOC Finance 2013, Ltd. 3.000%, 05/09/23	848,000	817,583
CNOOC Finance 2015 Australia Pty, Ltd. 2.625%, 05/05/20	393,000	387,896
Ecopetrol S.A. 4.125%, 01/16/25 (c)	433,000	420,010
5.875%, 09/18/23	282,000	298,920

Oil & Gas—(Continued)
Encana Corp. 7.200%, 11/01/31	400,000	482,587
8.125%, 09/15/30	450,000	574,771
Eni USA, Inc. 7.300%, 11/15/27	480,000	578,442
EOG Resources, Inc. 4.100%, 02/01/21	880,000	897,229
EQT Corp. 3.900%, 10/01/27	458,000	427,118
Equinor ASA 2.650%, 01/15/24 (c)	393,000	376,856
3.250%, 11/10/24	399,000	392,873
7.250%, 09/23/27 (c)	1,040,000	1,297,412
Exxon Mobil Corp. 4.114%, 03/01/46 (c)	440,000	447,851
Hess Corp. 6.000%, 01/15/40	300,000	309,085
Marathon Oil Corp. 2.800%, 11/01/22 (c)	400,000	383,534
Marathon Petroleum Corp. 3.625%, 09/15/24	371,000	362,333
Noble Energy, Inc. 6.000%, 03/01/41	360,000	395,953
Occidental Petroleum Corp. 3.000%, 02/15/27	350,000	330,590
4.200%, 03/15/48	300,000	298,864
Petro-Canada 5.950%, 05/15/35	210,000	242,655
7.875%, 06/15/26	544,000	665,492
9.250%, 10/15/21	243,000	285,604
Petroleos Mexicanos 4.625%, 09/21/23	800,000	788,800
4.875%, 01/18/24	317,000	312,933
5.350%, 02/12/28 (144A) (c)	339,000	320,965
6.350%, 02/12/48 (144A)	684,000	617,310
6.375%, 01/23/45	918,000	845,478
6.500%, 03/13/27	742,000	760,862
6.750%, 09/21/47	716,000	675,116
6.875%, 08/04/26	1,305,000	1,371,555
Phillips 66 3.900%, 03/15/28	425,000	414,791
Shell International Finance B.V. 4.125%, 05/11/35	600,000	608,614
Sinopec Capital 2013, Ltd. 3.125%, 04/24/23 (144A)	700,000	677,381
Sinopec Group Overseas Development 2013, Ltd. 4.375%, 10/17/23 (144A)	1,246,000	1,276,024
Suncor Energy, Inc. 5.950%, 12/01/34	668,000	776,738
Total Capital International S.A. 3.700%, 01/15/24	654,000	659,423
Valero Energy Corp. 7.500%, 04/15/32	180,000	230,233

		34,478,685

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—0.1%
Baker Hughes a GE Co. LLC 5.125%, 09/15/40	360,000	$385,885
Halliburton Co. 4.850%, 11/15/35	270,000	279,197
6.750%, 02/01/27	650,000	727,254
7.450%, 09/15/39	200,000	262,341
8.750%, 02/15/21	350,000	395,842
Schlumberger Investment S.A. 2.400%, 08/01/22 (144A)	600,000	576,166
3.300%, 09/14/21 (144A)	650,000	650,392

		3,277,077

Packaging & Containers—0.0%
WestRock Co. 3.750%, 03/15/25 (144A)	300,000	294,113

Pharmaceuticals—0.9%
AbbVie, Inc. 3.600%, 05/14/25	1,787,000	1,730,724
4.500%, 05/14/35	500,000	486,637
Allergan Funding SCS 3.450%, 03/15/22	1,504,000	1,479,918
3.850%, 06/15/24	1,038,000	1,019,314
Allergan, Inc. 2.800%, 03/15/23	172,000	162,401
3.375%, 09/15/20	474,000	474,827
Bayer U.S. Finance LLC 2.375%, 10/08/19 (144A)	423,000	419,396
3.375%, 10/08/24 (144A)	472,000	454,837
CVS Health Corp. 4.100%, 03/25/25	3,038,000	3,021,902
4.300%, 03/25/28	813,000	801,951
4.780%, 03/25/38	1,200,000	1,180,286
5.050%, 03/25/48 (c)	670,000	681,856
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	785,369	770,604
5.773%, 01/10/33 (144A)	777,981	831,397
6.204%, 10/10/25 (144A)	606,779	639,392
8.353%, 07/10/31 (144A)	156,393	189,012
Express Scripts Holding Co. 3.000%, 07/15/23	900,000	853,711
3.500%, 06/15/24	300,000	287,942
4.800%, 07/15/46	156,000	148,345
Johnson & Johnson 3.400%, 01/15/38	741,000	699,870
Mead Johnson Nutrition Co. 4.125%, 11/15/25	89,000	90,669
Medco Health Solutions, Inc. 4.125%, 09/15/20	800,000	810,674
Merck & Co., Inc. 2.800%, 05/18/23	625,000	611,581
3.700%, 02/10/45	60,000	57,041
Mylan, Inc. 4.550%, 04/15/28 (144A)	350,000	342,039

Pharmaceuticals—(Continued)
Novartis Capital Corp. 3.400%, 05/06/24	863,000	860,918
Pfizer, Inc. 3.000%, 12/15/26	450,000	433,981
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	445,000	418,654
Teva Pharmaceutical Finance Netherlands B.V. 2.800%, 07/21/23	846,000	730,733

		20,690,612

Pipelines—1.1%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 4.250%, 12/01/27	375,000	359,211
ANR Pipeline Co. 7.375%, 02/15/24	226,000	253,061
APT Pipelines, Ltd. 4.250%, 07/15/27 (144A)	687,000	673,267
Buckeye Partners L.P. 2.650%, 11/15/18	400,000	399,567
3.950%, 12/01/26	79,000	71,678
4.875%, 02/01/21	600,000	610,503
5.850%, 11/15/43	575,000	554,168
Enable Midstream Partners L.P. 4.950%, 05/15/28	290,000	281,920
Enbridge, Inc. 3.700%, 07/15/27 (c)	538,000	509,814
4.500%, 06/10/44	350,000	320,778
6.250%, 3M LIBOR + 3.641%, 03/01/78 (a)	480,000	451,532
Energy Transfer L.P. 3.600%, 02/01/23	114,000	111,375
4.750%, 01/15/26	308,000	305,381
4.900%, 02/01/24	244,000	247,831
6.050%, 06/01/41	1,167,000	1,165,474
Energy Transfer L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	270,000	279,486
Energy Transfer Partners L.P. 4.050%, 03/15/25	273,000	263,777
6.500%, 02/01/42	134,000	138,060
EnLink Midstream Partners L.P. 2.700%, 04/01/19	200,000	198,051
4.150%, 06/01/25	261,000	241,219
5.600%, 04/01/44	201,000	173,966
Enterprise Products Operating LLC 3.350%, 03/15/23	417,000	410,874
3.750%, 02/15/25	515,000	509,976
3.900%, 02/15/24	662,000	662,882
4.950%, 10/15/54	179,000	174,985
5.100%, 02/15/45	379,000	390,181
6.875%, 03/01/33	150,000	184,369
Gulf South Pipeline Co. L.P. 4.000%, 06/15/22	200,000	199,558
Kinder Morgan, Inc. 4.300%, 03/01/28	1,000,000	971,491
5.200%, 03/01/48	400,000	386,728

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Magellan Midstream Partners L.P. 4.200%, 12/01/42	269,000	$241,660
4.250%, 02/01/21	659,000	672,142
5.150%, 10/15/43	201,000	210,118
6.400%, 07/15/18	1,420,000	1,421,639
MPLX L.P. 4.000%, 03/15/28	373,000	354,751
4.500%, 04/15/38 (c)	285,000	263,240
4.875%, 12/01/24	529,000	545,381
5.200%, 03/01/47	215,000	213,629
ONEOK Partners L.P. 3.200%, 09/15/18	145,000	145,086
3.375%, 10/01/22	44,000	43,403
4.900%, 03/15/25	1,000,000	1,032,520
5.000%, 09/15/23	96,000	99,737
6.650%, 10/01/36	950,000	1,106,933
Phillips 66 Partners L.P. 3.550%, 10/01/26	117,000	109,409
4.900%, 10/01/46	255,000	244,420
Plains All American Pipeline L.P. / PAA Finance Corp. 3.600%, 11/01/24	1,875,000	1,775,713
4.900%, 02/15/45	100,000	90,205
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	244,000	253,402
8.000%, 03/01/32	210,000	271,541
Sunoco Logistics Partners Operations L.P. 3.900%, 07/15/26	117,000	109,519
4.250%, 04/01/24	233,000	230,796
4.950%, 01/15/43	394,000	342,705
5.300%, 04/01/44	200,000	181,288
5.350%, 05/15/45	633,000	576,234
6.100%, 02/15/42	500,000	502,126
TC PipeLines L.P. 3.900%, 05/25/27	254,000	238,818
TransCanada PipeLines, Ltd. 2.500%, 08/01/22	350,000	336,256
3.750%, 10/16/23	910,000	913,216
4.750%, 05/15/38 (c)	300,000	299,887
7.125%, 01/15/19	490,000	501,334
7.250%, 08/15/38	200,000	252,923
Western Gas Partners L.P. 4.500%, 03/01/28	136,000	130,880
5.300%, 03/01/48	294,000	270,158
5.450%, 04/01/44	178,000	167,832
Williams Partners L.P. 3.900%, 01/15/25	262,000	255,587
4.850%, 03/01/48	427,000	406,810

		26,312,461

Real Estate—0.1%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	632,000	591,348
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 03/20/22 (144A)	579,000	571,353
3.875%, 03/20/27 (144A)	603,000	595,672

		1,758,373

Real Estate Investment Trusts—1.1%
American Tower Corp. 2.250%, 01/15/22	500,000	478,018
3.375%, 10/15/26	287,000	265,642
3.500%, 01/31/23	790,000	777,112
AvalonBay Communities, Inc. 2.850%, 03/15/23	400,000	387,083
2.900%, 10/15/26 (c)	165,000	152,950
3.900%, 10/15/46	150,000	139,300
Boston Properties L.P. 3.200%, 01/15/25	380,000	361,681
3.850%, 02/01/23	800,000	804,059
Brixmor Operating Partnership L.P. 3.850%, 02/01/25	500,000	482,247
Crown Castle International Corp. 4.000%, 03/01/27	166,000	159,802
4.875%, 04/15/22	835,000	860,813
DDR Corp. 4.700%, 06/01/27	226,000	227,605
Digital Realty Trust L.P. 3.700%, 08/15/27	270,000	256,588
Duke Realty L.P. 3.625%, 04/15/23	1,128,000	1,118,305
EPR Properties 4.500%, 06/01/27	497,000	474,674
4.950%, 04/15/28	330,000	322,860
Equity Commonwealth 5.875%, 09/15/20	800,000	826,164
ERP Operating L.P. 2.375%, 07/01/19	538,000	534,835
2.850%, 11/01/26	230,000	213,460
3.500%, 03/01/28	294,000	283,816
4.625%, 12/15/21	150,000	155,482
4.750%, 07/15/20	578,000	593,903
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	387,000	365,056
Government Properties Income Trust 3.750%, 08/15/19	2,520,000	2,523,156
4.000%, 07/15/22	627,000	619,584
HCP, Inc. 3.400%, 02/01/25	303,000	286,488
3.875%, 08/15/24	1,986,000	1,942,257
Liberty Property L.P. 3.250%, 10/01/26	199,000	185,316
National Retail Properties, Inc. 3.600%, 12/15/26	453,000	428,829
Realty Income Corp. 3.000%, 01/15/27	200,000	183,050
3.875%, 04/15/25	505,000	497,899
4.650%, 03/15/47	225,000	226,761
Scentre Group Trust 1 / Scentre Group Trust 2 3.500%, 02/12/25 (144A)	720,000	694,321
Select Income REIT 3.600%, 02/01/20	1,000,000	994,675
Senior Housing Properties Trust 3.250%, 05/01/19	550,000	549,613
4.750%, 02/15/28	500,000	483,059

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Simon Property Group L.P. 2.750%, 02/01/23	200,000	$193,314
4.375%, 03/01/21	1,185,000	1,220,273
UDR, Inc. 2.950%, 09/01/26	233,000	213,629
Ventas Realty L.P. 3.500%, 02/01/25	197,000	188,636
3.750%, 05/01/24	647,000	636,579
3.850%, 04/01/27	369,000	354,102
VEREIT Operating Partnership L.P. 4.600%, 02/06/24	960,000	960,356
Welltower, Inc. 4.500%, 01/15/24	1,024,000	1,041,252
5.250%, 01/15/22	600,000	629,117

		25,293,721

Retail—0.3%
Dollar General Corp. 4.125%, 05/01/28	485,000	475,540
Home Depot, Inc. (The) 2.125%, 09/15/26	193,000	172,140
2.625%, 06/01/22	700,000	686,551
3.750%, 02/15/24	586,000	598,672
4.200%, 04/01/43	207,000	207,679
4.400%, 03/15/45	143,000	146,212
Lowe’s Cos., Inc. 3.120%, 04/15/22	900,000	897,645
3.125%, 09/15/24	276,000	269,344
McDonald’s Corp. 4.450%, 03/01/47	180,000	177,629
4.700%, 12/09/35	84,000	87,537
6.300%, 10/15/37	152,000	186,097
O’Reilly Automotive, Inc. 3.600%, 09/01/27	494,000	466,745
Target Corp. 3.500%, 07/01/24	484,000	485,971
Walgreen Co. 4.400%, 09/15/42	200,000	178,537
Walgreens Boots Alliance, Inc. 4.500%, 11/18/34	349,000	327,748
Walmart, Inc. 3.300%, 04/22/24	575,000	572,449

		5,936,496

Savings & Loans—0.0%
Nationwide Building Society 4.000%, 09/14/26 (144A)	449,000	419,368
4.302%, 3M LIBOR + 1.452%, 03/08/29 (144A) (a)	600,000	577,693

		997,061

Semiconductors—0.2%
Analog Devices, Inc. 3.125%, 12/05/23	293,000	284,484
4.500%, 12/05/36	336,000	334,852

Semiconductors—(Continued)
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.625%, 01/15/24	1,205,000	1,166,450
3.875%, 01/15/27	600,000	567,511
Intel Corp. 3.700%, 07/29/25	260,000	261,699
4.000%, 12/15/32	1,000,000	1,026,429
QUALCOMM, Inc. 2.600%, 01/30/23	69,000	65,980
3.250%, 05/20/27	627,000	583,428

		4,290,833

Software—0.5%
Microsoft Corp. 2.400%, 08/08/26	400,000	370,018
2.875%, 02/06/24	1,252,000	1,225,710
3.300%, 02/06/27 (c)	502,000	494,310
3.500%, 02/12/35	296,000	286,823
3.950%, 08/08/56	180,000	175,960
4.000%, 02/12/55	310,000	307,550
4.100%, 02/06/37	924,000	962,693
4.500%, 02/06/57	810,000	879,280
Oracle Corp. 2.500%, 10/15/22	3,410,000	3,305,711
2.950%, 11/15/24	900,000	867,707
3.800%, 11/15/37	900,000	851,319
3.900%, 05/15/35	230,000	222,991
4.300%, 07/08/34	1,676,000	1,708,457
VMware, Inc. 2.950%, 08/21/22	933,000	895,327

		12,553,856

Telecommunications—1.2%
America Movil S.A.B. de C.V. 3.125%, 07/16/22	1,600,000	1,572,507
AT&T, Inc. 3.950%, 01/15/25	858,000	839,149
4.125%, 02/17/26	570,000	557,127
4.300%, 02/15/30 (144A)	5,805,000	5,479,376
4.500%, 05/15/35	1,000,000	924,944
4.900%, 08/15/37 (144A)	2,260,000	2,144,602
5.350%, 09/01/40	500,000	487,978
6.350%, 03/15/40	530,000	574,423
6.375%, 03/01/41	300,000	327,067
Cisco Systems, Inc. 3.000%, 06/15/22	278,000	276,889
3.625%, 03/04/24	700,000	707,870
5.900%, 02/15/39	900,000	1,113,492
Deutsche Telekom International Finance B.V. 3.600%, 01/19/27 (144A) (c)	498,000	469,606
Qwest Corp. 6.875%, 09/15/33	587,000	550,403
Rogers Communications, Inc. 8.750%, 05/01/32	940,000	1,275,958
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	1,518,563	1,501,479

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Telefonica Emisiones S.A.U. 4.103%, 03/08/27	353,000	$341,381
5.134%, 04/27/20	551,000	568,426
Verizon Communications, Inc. 3.450%, 03/15/21	534,000	537,401
4.125%, 03/16/27	400,000	395,857
4.400%, 11/01/34	600,000	559,580
4.812%, 03/15/39	4,185,000	4,046,707
5.012%, 08/21/54	204,000	191,690
5.250%, 03/16/37	548,000	562,795
Vodafone Group plc
4.125%, 05/30/25	547,000	544,920
5.000%, 05/30/38	983,000	969,325
5.250%, 05/30/48	540,000	538,506
6.150%, 02/27/37	500,000	549,789

		28,609,247

Transportation—0.3%
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	300,000	296,518
7.950%, 08/15/30	1,185,000	1,610,133
Burlington Northern, Inc. 8.750%, 02/25/22	812,000	960,484
Canadian Pacific Railway Co. 4.500%, 01/15/22	300,000	310,027
6.125%, 09/15/15	100,000	120,140
7.125%, 10/15/31	872,000	1,105,460
CSX Corp. 3.250%, 06/01/27	324,000	304,466
6.000%, 10/01/36	300,000	356,512
FedEx Corp. 3.900%, 02/01/35	382,000	357,233
4.100%, 04/15/43	100,000	91,182
Norfolk Southern Corp. 3.850%, 01/15/24	679,000	686,389
3.942%, 11/01/47	219,000	203,034
Ryder System, Inc. 2.450%, 09/03/19	555,000	551,468
Union Pacific Corp. 4.100%, 09/15/67	200,000	175,474

		7,128,520

Trucking & Leasing—0.1%
Aviation Capital Group LLC 3.500%, 11/01/27 (144A)	300,000	274,695
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.500%, 06/15/19 (144A)	175,000	174,032
2.700%, 03/14/23 (144A)	948,000	900,271
2.875%, 07/17/18 (144A)	80,000	80,010
3.375%, 02/01/22 (144A)	848,000	835,831

		2,264,839

Water—0.1%
American Water Capital Corp. 3.400%, 03/01/25	319,000	314,659
3.850%, 03/01/24	1,130,000	1,144,805

		1,459,464

Total Corporate Bonds & Notes (Cost $629,668,112)		604,425,181

Asset-Backed Securities—11.1%

Asset-Backed - Automobile—4.2%
American Credit Acceptance Receivables Trust 2.910%, 02/13/23 (144A)	977,000	974,865
3.460%, 08/10/22 (144A)	2,249,000	2,250,893
4.260%, 08/12/22 (144A)	867,000	873,801
AmeriCredit Automobile Receivables Trust 1.600%, 11/09/20	171,010	170,571
1.830%, 12/08/21	750,000	737,819
2.300%, 02/18/22	785,000	776,208
2.690%, 06/19/23	409,000	402,262
2.710%, 08/18/22	421,000	416,198
3.130%, 01/18/23	945,000	936,479
Capital Auto Receivables Asset Trust 2.790%, 01/20/22 (144A)	5,075,000	5,060,792
Carfinance Capital Auto Trust 1.750%, 06/15/21 (144A)	63,723	63,623
CarMax Auto Owner Trust 2.730%, 08/16/21	2,217,000	2,214,915
Carnow Auto Receivables Trust 2.920%, 09/15/22 (144A)	996,372	991,686
3.490%, 02/15/21 (144A)	805,016	804,119
CPS Auto Receivables Trust 2.860%, 06/15/23 (144A)	1,533,000	1,517,874
3.270%, 06/15/22 (144A)	1,050,000	1,051,358
3.770%, 08/17/20 (144A)	558,000	560,531
3.790%, 06/15/23 (144A)	564,000	563,035
4.000%, 02/16/21 (144A)	223,000	225,172
4.350%, 11/16/20 (144A)	450,000	454,985
Credit Acceptance Auto Loan Trust 2.560%, 10/15/25 (144A)	1,197,000	1,190,279
3.010%, 02/16/27 (144A)	1,586,000	1,570,752
3.020%, 04/15/26 (144A)	4,025,000	3,949,557
3.040%, 12/15/25 (144A)	524,000	521,220
3.350%, 06/15/26 (144A)	489,000	481,379
3.480%, 02/17/26 (144A)	440,000	436,165
Drive Auto Receivables Trust 2.300%, 05/17/21	9,854,000	9,828,213
2.510%, 01/15/21 (144A)	355,093	354,939
2.750%, 09/15/23	3,399,000	3,391,420
2.840%, 04/15/22	2,135,000	2,131,760
2.980%, 01/18/22 (144A)	898,000	898,075
3.530%, 12/15/23 (144A)	4,820,000	4,801,855
3.840%, 03/15/23	2,425,000	2,445,504
4.120%, 07/15/22 (144A)	1,177,000	1,188,508
4.160%, 05/15/24 (144A)	1,195,000	1,209,709
4.180%, 03/15/24 (144A)	2,076,000	2,101,843

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
DT Auto Owner Trust 2.020%, 08/17/20 (144A)	103,629	$103,592
3.030%, 01/17/23 (144A)	1,823,000	1,818,742
3.470%, 12/15/23 (144A)	1,715,000	1,712,620
3.550%, 11/15/22 (144A)	1,089,000	1,088,653
3.580%, 05/15/23 (144A)	969,000	966,127
3.770%, 10/17/22 (144A)	1,068,400	1,072,347
3.810%, 12/15/23 (144A)	1,211,000	1,206,550
Exeter Automobile Receivables Trust 2.050%, 12/15/21 (144A)	743,865	739,833
2.210%, 07/15/20 (144A)	39,104	39,097
2.840%, 08/16/21 (144A)	785,000	784,247
3.260%, 12/16/19 (144A)	62,930	62,967
3.950%, 12/15/22 (144A)	580,000	581,793
First Investors Auto Owner Trust 1.530%, 11/16/20 (144A)	185,820	185,484
Flagship Credit Auto Trust 2.710%, 11/15/22 (144A)	1,195,000	1,182,651
2.840%, 11/16/20 (144A)	213,716	213,793
3.950%, 12/15/20 (144A)	440,000	442,559
GLS Auto Receivables Trust 2.730%, 10/15/20 (144A)	143,149	143,147
4.390%, 01/15/21 (144A)	540,000	543,780
Nissan Auto Receivables Owner Trust 2.120%, 04/18/22	2,934,000	2,893,877
OneMain Direct Auto Receivables Trust 2.040%, 01/15/21 (144A)	2,621	2,620
2.550%, 11/14/23 (144A)	2,400,000	2,368,350
2.820%, 07/15/24 (144A)	4,225,000	4,159,757
4.580%, 09/15/21 (144A)	533,000	533,452
Prestige Auto Receivables Trust 3.910%, 11/15/22 (144A)	1,979,000	1,979,865
Santander Drive Auto Receivables Trust 4.670%, 02/15/23 (144A)	4,700,000	4,752,924
Santander Retail Auto Lease Trust 2.930%, 05/20/21 (144A)	2,396,000	2,388,565
Sierra Auto Receivables Securitization Trust 2.850%, 01/18/22 (144A)	88,361	88,346
Tricolor Auto Securitization Trust 5.050%, 12/15/20 (144A) (i)	3,602,249	3,604,230
USASF Receivables LLC 5.750%, 09/15/30 (144A) (i)	1,586,924	1,579,151
Westlake Automobile Receivables Trust 2.460%, 01/18/22 (144A)	1,036,000	1,031,662
2.700%, 10/17/22 (144A)	720,000	716,957
4.100%, 06/15/21 (144A)	500,000	504,387
World Omni Automobile Lease Securitization Trust 2.830%, 07/15/21	2,314,000	2,305,972

		99,346,461

Asset-Backed - Credit Card—0.1%
Continental Credit Card 4.290%, 01/15/24 (144A)	2,519,711	2,511,703
4.560%, 01/15/23 (144A)	468,020	466,191

		2,977,894

Asset-Backed - Home Equity—0.0%
Asset-Backed Securities Corp. Home Equity Loan Trust 2.841%, 1M LIBOR + 0.750%, 02/25/35 (a)	119,161	119,120

Asset-Backed - Other—6.7%
AJAX Mortgage Loan Trust 4.125%, 10/25/56 (144A)	1,280,848	1,272,973
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	1,177,546	1,166,150
3.678%, 12/17/36 (144A)	93,727	93,877
4.201%, 12/17/36 (144A)	400,000	406,863
4.290%, 10/17/36 (144A)	300,000	306,522
4.596%, 12/17/36 (144A)	250,000	257,173
5.036%, 10/17/45 (144A)	1,900,000	1,988,354
5.639%, 04/17/52 (144A)	500,000	534,144
6.231%, 10/17/36 (144A)	650,000	716,278
6.418%, 12/17/36 (144A)	300,000	334,065
American Tower Trust I 3.070%, 03/15/48 (144A)	1,920,000	1,883,970
AXIS Equipment Finance Receivables LLC 2.210%, 11/20/21 (144A)	820,570	815,686
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	665,268	656,323
BCC Funding XIII LLC 2.200%, 12/20/21 (144A)	729,787	726,068
Business Jet Securities LLC 4.335%, 02/15/33 (144A)	2,676,223	2,680,767
4.447%, 06/15/33 (144A)	3,370,000	3,369,942
Camillo 5.000%, 12/05/23 (144A) (i)	3,519,320	3,511,623
Colony American Finance, Ltd. 2.554%, 11/15/48 (144A)	903,036	882,193
Conix Mortgage Asset Trust 4.704%, 12/25/47 (144A) (a) (d) (e) (i)	1,078,519	115,725
Consumer Loan Underlying Bond Credit Trust 2.550%, 01/16/24 (144A)	1,621,187	1,619,347
COOF Securitization Trust, Ltd. 2.998%, 06/25/40 (144A) (a) (b)	1,467,011	131,422
Diamond Resorts Owner Trust 3.270%, 10/22/29 (144A)	1,626,305	1,586,358
DT Asset Trust 5.840%, 12/16/22 (144A) (i)	2,000,000	1,997,800
Engs Commercial Finance Trust 2.630%, 02/22/22 (144A)	497,367	491,631
FirstKey Lending Trust 2.553%, 03/09/47 (144A)	953,734	948,606
3.417%, 03/09/47 (144A)	1,442,000	1,438,041
Freedom Financial Network LLC 3.610%, 07/18/24 (144A)	2,629,000	2,628,779
GMAT Trust 6.967%, 11/25/43 (144A)	160,899	161,050
Gold Key Resorts LLC 3.220%, 03/17/31 (144A)	437,132	431,796
Goodgreen Trust 3.260%, 10/15/53 (144A)	2,889,930	2,803,239
3.740%, 10/15/52 (144A)	632,047	633,286
5.000%, 10/20/51 (144A) (i)	3,791,546	3,728,607

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
HERO Funding Trust 3.080%, 09/20/42 (144A)	867,092	$852,726
3.950%, 09/20/48 (144A)	2,637,145	2,634,756
4.460%, 09/20/47 (144A)	2,193,326	2,244,058
Hilton Grand Vacations Trust 2.660%, 12/26/28 (144A)	1,004,679	986,713
Kabbage Asset Securitization LLC 4.571%, 03/15/22 (144A)	6,515,000	6,577,405
KGS-Alpha SBA COOF Trust 0.580%, 05/25/39 (144A) (a) (b)	4,866,434	75,342
0.862%, 08/25/38 (144A) (a) (b)	4,701,060	112,501
1.643%, 03/25/39 (144A) (a) (b)	4,578,731	190,832
2.980%, 04/25/40 (144A) (a) (b)	1,207,220	97,003
LendingClub Issuance Trust 3.000%, 01/17/23 (144A)	93,421	93,359
Lendmark Funding Trust 2.830%, 12/22/25 (144A)	1,512,000	1,496,856
LV Tower 52 Issuer LLC 5.750%, 02/15/23 (144A) (i)	2,255,188	2,255,188
7.750%, 02/15/23 (144A) (i)	1,155,995	1,155,995
Mariner Finance Issuance Trust 3.620%, 02/20/29 (144A)	1,631,000	1,636,150
Marlette Funding Trust 2.610%, 03/15/28 (144A)	2,264,969	2,258,481
2.827%, 03/15/24 (144A)	1,016,269	1,015,963
3.060%, 01/17/23 (144A)	100,628	100,623
Nationstar HECM Loan Trust 2.942%, 05/25/27 (144A)	305,000	302,612
New Residential Advance Receivables Trust 2.575%, 10/15/49 (144A)	1,720,000	1,703,929
New Residential Advance Receivables Trust Advance Receivables Backed Notes 3.020%, 10/15/49 (144A)	268,000	264,921
3.513%, 10/15/49 (144A)	625,000	618,158
Ocwen Master Advance Receivables Trust 2.499%, 09/15/48 (144A)	785,000	784,065
2.521%, 08/17/48 (144A)	3,612,000	3,614,335
3.064%, 08/17/48 (144A)	1,374,073	1,354,507
3.607%, 08/17/48 (144A)	980,777	980,179
4.246%, 08/17/48 (144A)	1,776,686	1,779,355
OnDeck Asset Securitization Trust LLC 3.500%, 04/18/22 (144A)	526,000	526,314
OneMain Financial Issuance Trust 3.190%, 03/18/26 (144A)	1,613,348	1,616,811
3.660%, 02/20/29 (144A)	1,785,000	1,796,194
3.850%, 03/18/26 (144A)	450,000	452,960
6.000%, 02/20/29 (144A)	1,000,000	1,025,833
Oportun Funding II LLC 3.690%, 07/08/21 (144A)	3,332,000	3,331,333
Oportun Funding IV LLC 3.230%, 06/08/23 (144A)	1,187,000	1,167,665
4.850%, 11/08/21 (144A)	1,085,492	1,093,744
Oportun Funding LLC 3.280%, 11/08/21 (144A)	2,250,000	2,260,013
3.940%, 03/08/24	4,465,000	4,464,500
3.970%, 06/08/23 (144A) (a)	2,500,000	2,469,208

Asset-Backed - Other—(Continued)
Oportun Funding VII LLC 3.220%, 10/10/23 (144A)	988,000	973,985
Prosper Marketplace Issuance Trust 2.360%, 11/15/23 (144A)	1,644,701	1,637,876
2.410%, 09/15/23 (144A)	715,017	713,747
2.560%, 06/15/23 (144A)	371,682	371,689
Purchasing Power Funding LLC 3.340%, 08/15/22 (144A)	5,950,000	5,923,039
RBSHD Trust 7.685%, 10/25/47 (144A) (i)	648,550	624,158
Renew Financial 3.670%, 09/20/52 (144A)	850,354	844,209
Rice Park Financing Trust 4.625%, 10/31/41 (144A) (i)	3,506,558	3,509,714
SoFi Consumer Loan Program LLC 3.090%, 10/27/25 (144A)	572,128	571,103
SOL S.p.A. 4.160%, 02/09/30	3,000,000	2,997,675
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A)	2,157,585	2,149,607
Springleaf Funding Trust 3.160%, 11/15/24 (144A)	1,449,818	1,449,261
3.620%, 11/15/24 (144A)	725,000	723,742
SPS Servicer Advance Receivables Trust 2.530%, 11/16/48 (144A)	2,525,000	2,536,564
Tricon American Homes Trust 2.589%, 11/17/33 (144A)	1,218,243	1,178,939
Upstart Securitization Trust 2.639%, 06/20/24 (144A)	558,207	557,074
Vericrest Opportunity Loan Trust LLC 3.125%, 06/25/47 (144A)	1,190,688	1,182,382
3.250%, 05/25/47 (144A)	648,246	643,479
3.250%, 06/25/47 (144A)	1,081,757	1,075,719
3.260%, 01/27/23 (h)	2,756,591	2,723,256
3.375%, 04/25/47 (144A)	1,046,014	1,042,971
3.375%, 10/25/47 (144A)	4,749,809	4,727,982
3.500%, 02/25/47 (144A)	236,397	236,372
3.500%, 03/25/47 (144A)	2,729,517	2,722,262
4.336%, 05/25/48 (144A)	2,756,363	2,755,191
4.375%, 06/25/48 (144A)	3,160,000	3,160,000
Verizon Owner Trust 1.420%, 01/20/21 (144A)	250,000	248,443
1.920%, 12/20/21 (144A)	3,648,000	3,596,362
2.060%, 04/20/22 (144A)	3,275,000	3,218,899
2.820%, 09/20/22 (144A)	6,251,000	6,229,106
VM DEBT LLC 6.500%, 10/02/24 (144A) (i)	2,795,000	2,795,000

		158,829,051

Asset-Backed - Student Loan—0.1%
Academic Loan Funding Trust 2.891%, 1M LIBOR + 0.800%, 12/26/44 (144A) (a)	946,772	948,100

Total Asset-Backed Securities (Cost $264,552,014)		262,220,626

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mortgage-Backed Securities—3.8%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—1.5%
ACRE TL 6.196%, 12/15/20 (h)	3,800,000	$3,800,000
Banc of America Funding Trust 4.229%, 05/20/34 (a)	844,586	859,514
Bear Stearns ALT-A Trust 2.731%, 1M LIBOR + 0.640%, 07/25/34 (a)	1,201,558	1,199,437
Global Mortgage Securitization, Ltd. 2.411%, 1M LIBOR + 0.320%, 11/25/32 (144A) (a)	442,209	419,835
HarborView Mortgage Loan Trust 3.657%, 05/19/34 (a)	966,387	988,687
Headlands Residential LLC 3.875%, 08/25/22 (144A)	3,600,000	3,581,640
4.250%, 06/25/23	4,450,000	4,427,022
Impac CMB Trust 2.831%, 1M LIBOR + 0.740%, 11/25/34 (a)	2,640,713	2,637,136
JPMorgan Mortgage Trust 4.165%, 08/25/34 (a)	163,128	164,819
MASTR Asset Securitization Trust 5.500%, 12/25/33	422,825	429,358
Merrill Lynch Mortgage Investors Trust 2.551%, 1M LIBOR + 0.460%, 04/25/29 (a)	467,709	461,270
2.591%, 1M LIBOR + 0.500%, 05/25/29 (a)	1,221,852	1,195,851
2.711%, 1M LIBOR + 0.620%, 10/25/28 (a)	556,596	552,602
2.731%, 1M LIBOR + 0.640%, 10/25/28 (a)	969,134	959,652
3.178%, 6M LIBOR + 0.680%, 01/25/29 (a)	712,254	711,779
Sequoia Mortgage Trust 2.684%, 1M LIBOR + 0.600%, 12/20/34 (a)	1,297,945	1,278,810
2.724%, 1M LIBOR + 0.640%, 01/20/34 (a)	738,311	726,842
2.744%, 1M LIBOR + 0.660%, 07/20/33 (a)	892,566	842,285
2.764%, 1M LIBOR + 0.680%, 10/20/34 (a)	1,451,414	1,419,034
2.844%, 1M LIBOR + 0.760%, 04/20/33 (a)	711,305	698,693
Structured Asset Mortgage Investments Trust 2.985%, 1M LIBOR + 0.900%, 05/19/33 (a)	1,290,022	1,274,888
Structured Asset Mortgage Investments Trust II
2.785%, 1M LIBOR + 0.700%, 01/19/34 (a)	1,195,633	1,167,677
2.785%, 1M LIBOR + 0.700%, 03/19/34 (a)	1,300,811	1,284,702
Structured Asset Securities Corp. Mortgage Loan Trust 2.691%, 1M LIBOR + 0.600%, 10/25/27 (a)	258,811	255,727
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 3.812%, 11/25/33 (a)	679,078	683,436
Thornburg Mortgage Securities Trust 2.731%, 1M LIBOR + 0.640%, 09/25/43 (a)	654,859	633,440
3.056%, 12/25/44 (a)	955,076	961,293
3.379%, 04/25/45 (a)	2,076,753	2,089,096
Wells Fargo Mortgage-Backed Securities Trust 4.225%, 03/25/35 (a)	1,115,608	1,148,006

		36,852,531

Commercial Mortgage-Backed Securities—2.3%
BAMLL Commercial Mortgage Securities Trust 4.354%, 08/15/46 (144A) (a)	1,200,000	1,113,864
BAMLL Re-REMIC Trust 1.634%, 09/27/44 (144A) (a)	2,704,000	2,679,735

Commercial Mortgage-Backed Securities—(Continued)
BB-UBS Trust 2.892%, 06/05/30 (144A)	240,000	234,792
3.430%, 11/05/36 (144A)	2,950,000	2,902,334
BXMT, Ltd. 4.023%, 1M LIBOR + 1.950%, 06/15/35 (144A) (a)	2,200,000	2,205,493
4.773%, 1M LIBOR + 2.700%, 06/15/35 (144A) (a)	1,860,000	1,866,968
Commercial Mortgage Pass-Through Certificates Mortgage Trust 0.251%, 07/10/45 (144A) (a) (b)	120,000,000	1,263,528
2.846%, 1M LIBOR + 0.800%, 08/13/27 (144A) (a)	990,000	989,375
2.896%, 1M LIBOR + 0.850%, 02/13/32 (144A) (a)	2,605,000	2,604,179
3.646%, 1M LIBOR + 1.600%, 02/13/32 (144A) (a)	1,000,000	1,000,811
Commercial Mortgage Trust 3.086%, 04/12/35 (144A) (a)	1,871,000	1,826,360
3.815%, 04/10/33 (144A) (a)	4,450,000	4,475,663
4.353%, 08/10/30 (144A)	3,000,000	3,107,237
Credit Suisse Mortgage Capital Certificates 4.373%, 09/15/37 (144A)	1,000,000	956,777
GS Mortgage Securities Corp. II 2.706%, 12/10/27 (144A)	246,891	245,786
GS Mortgage Securities Corp. Trust 3.551%, 04/10/34 (144A)	3,500,000	3,527,156
GS Mortgage Securities Trust 5.564%, 08/10/44 (144A) (a)	500,000	486,642
Independence Plaza Trust 3.763%, 07/10/35 (144A)	2,935,000	2,940,850
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	764,960
Morgan Stanley Bank of America Merrill Lynch Trust 3.669%, 02/15/47	3,000,000	3,029,623
Morgan Stanley Re-REMIC Trust 0.250%, 07/27/49 (144A)	509,059	478,546
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	531,000	521,955
RR Trust Zero Coupon, 04/26/48 (144A) (f)	8,830,000	5,986,570
UBS-Barclays Commercial Mortgage Trust 3.244%, 04/10/46	2,228,000	2,213,679
VNDO Mortgage Trust 2.996%, 11/15/30 (144A)	1,400,000	1,380,260
3.808%, 12/13/29 (144A)	2,500,000	2,526,859
Wells Fargo Commercial Mortgage Trust 2.800%, 03/18/28 (144A) (a)	1,000,000	990,452
2.819%, 08/15/50	1,138,383	1,137,618
WF-RBS Commercial Mortgage Trust 4.413%, 03/15/45 (144A) (a)	300,000	281,805

		53,739,877

Total Mortgage-Backed Securities (Cost $90,508,190)		90,592,408

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Foreign Government—0.9%

Security Description	Principal Amount*	Value

Electric—0.1%
Hydro-Quebec 8.050%, 07/07/24	1,100,000	$1,359,842
9.400%, 02/01/21	845,000	974,866

		2,334,708

Provincial—0.0%
Province of Quebec Canada 7.125%, 02/09/24	200,000	239,303

Sovereign—0.8%
Colombia Government International Bonds 4.000%, 02/26/24	923,000	922,077
5.000%, 06/15/45	749,000	736,829
5.625%, 02/26/44	200,000	212,500
7.375%, 09/18/37	200,000	249,000
Israel Government AID Bonds Zero Coupon, 11/01/24	8,960,000	7,371,716
Zero Coupon, 08/15/25	2,500,000	1,991,892
Mexico Government International Bonds 3.600%, 01/30/25 (c)	537,000	518,742
3.750%, 01/11/28 (c)	5,037,000	4,762,484
4.125%, 01/21/26	189,000	187,488
4.350%, 01/15/47	228,000	203,718
4.600%, 01/23/46	222,000	204,240
4.600%, 02/10/48	200,000	184,000
5.550%, 01/21/45	737,000	770,165
5.750%, 10/12/10	500,000	492,250
Panama Government International Bond 4.500%, 04/16/50 (g)	350,000	336,875
Peruvian Government International Bond 5.625%, 11/18/50	73,000	84,771
Republic of South Africa Government Bond 5.875%, 09/16/25	384,000	394,138

		19,622,885

Total Foreign Government (Cost $23,472,445)		22,196,896

Short-Term Investment—0.1%

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $1,216,091; collateralized by U.S. Treasury Note at 2.375%, maturing 01/31/23, with a market value of $1,243,793.	1,216,010	1,216,010

Total Short-Term Investments (Cost $1,216,010)		1,216,010

Securities Lending Reinvestments (j)—4.1%

Certificates of Deposit—2.5%
Banco Del Estado De Chile New York 2.588%, 1M LIBOR + 0.500%, 09/21/18 (a)	3,000,000	3,001,788

Certificates of Deposit—(Continued)
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (a)	3,000,000	3,004,200
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (a)	5,500,000	5,499,483
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (a)	2,000,000	2,000,750
China Construction Bank 2.550%, 09/17/18	2,500,000	2,499,957
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (a)	2,000,000	1,999,858
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (a)	1,000,000	999,849
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (a)	3,500,000	3,502,723
Credit Suisse AG New York 2.460%, FEDEFF PRV + 0.550%, 09/07/18 (a)	2,000,000	2,000,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	2,000,000	1,999,918
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (a)	2,000,000	2,000,104
2.525%, 1M LIBOR + 0.440%, 09/17/18 (a)	1,000,000	1,000,460
Norinchukin Bank New York 2.291%, 1M LIBOR + 0.200%, 07/23/18 (a)	2,000,000	1,999,834
2.301%, 1M LIBOR + 0.300%, 09/04/18 (a)	1,000,000	999,751
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (a)	5,000,000	4,999,950
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (a)	4,000,000	3,999,932
2.401%, 1M LIBOR + 0.400%, 10/02/18 (a)	1,000,000	999,900
Standard Chartered plc 2.250%, 08/21/18	1,500,000	1,500,229
2.384%, 1M LIBOR + 0.300%, 08/22/18 (a)	1,000,000	1,000,024
2.466%, 1M LIBOR + 0.420%, 10/11/18 (a)	2,000,000	2,000,422
Sumitomo Mitsui Banking Corp., New York 2.235%, 1M LIBOR + 0.230%, 09/05/18 (a)	2,000,000	2,000,060
2.316%, 1M LIBOR + 0.270%, 09/10/18 (a)	1,500,000	1,500,132
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (a)	3,000,000	3,000,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (a)	2,000,000	2,000,024
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (a)	1,500,000	1,500,035
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (a)	2,000,000	1,999,868

		59,009,251

Commercial Paper—0.5%
Bank of China, Ltd. 2.500%, 07/23/18	1,490,521	1,498,115
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (a)	1,000,000	1,000,439
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (a)	3,000,000	2,999,973
Starbird Funding Corp. 2.300%, 08/10/18	2,485,944	2,493,762

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (i)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (a)	4,000,000	$3,999,232

		11,991,521

Repurchase Agreements—1.0%
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $1,562,935; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% -2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $1,530,000.	1,500,000	1,500,000
Deutsche Bank AG, London
Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $202,223; collateralized by various Common Stock with an aggregate market value of $223,242.	200,000	200,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $5,111,156; collateralized by various Common Stock with an aggregate market value of $5,581,044.	5,000,000	5,000,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $200,511; collateralized by various Common Stock with an aggregate market value of $222,439.	200,000	200,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $2,731,757; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $2,787,198.	2,731,302	2,731,302
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $2,620,438; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	2,500,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $708,655; collateralized by various Common Stock with an aggregate market value of $779,024.	700,000	700,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $603,744; collateralized by various Common Stock with an aggregate market value of $667,735.	600,000	600,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $2,008,674; collateralized by various Common Stock with an aggregate market value of $2,225,782.	2,000,000	2,000,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $2,013,129; collateralized by various Common Stock with an aggregate market value of $2,225,782.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $1,107,266; collateralized by various Common Stock with an aggregate market value of $1,224,137.	1,100,000	1,100,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $804,920; collateralized by various Common Stock with an aggregate market value of $890,282.	800,000	800,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $1,207,038; collateralized by various Common Stock with an aggregate market value of $1,335,422.	1,200,000	1,200,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $603,280; collateralized by various Common Stock with an aggregate market value of $667,711.	600,000	600,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $2,009,129; collateralized by various Common Stock with an aggregate market value of $2,225,704.	2,000,000	2,000,000

		23,131,302

Time Deposits—0.1%
Australia New Zealand Bank 1.900%, 07/02/18	1,000,000	1,000,000
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000

		2,000,000

Total Securities Lending Reinvestments (Cost $96,122,885)		96,132,074

Total Investments—105.0% (Cost $2,534,342,070)		2,478,903,778
Other assets and liabilities (net)—(5.0)%		(119,054,662)

Net Assets—100.0%		$2,359,849,116

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $93,952,577 and the collateral received consisted of cash in the amount of $96,107,767. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent 0.7% of net assets.
(f)	Principal only security.
(g)	Principal amount of security is adjusted for inflation.
(h)	Illiquid security. As of June 30, 2018, these securities represent 0.3% of net assets.
(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2018, the market value of restricted securities was $24,877,191, which is 1.1% of net assets. See details shown in the Restricted Securities table that follows.
(j)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $387,885,926, which is 16.4% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CMT)—	Constant Maturity Treasury Index
(FEDEFF PRV)—	Effective Federal Funds Rate
(ICE)—	Intercontinental Exchange, Inc.
(LIBOR)—	London InterBank Offered Rate
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Camillo, 5.000%, 12/05/23	11/17/16	$3,519,320	$3,520,311	$3,511,623
Conix Mortgage Asset Trust, 4.704%, 12/25/47	05/16/13	1,078,519	1,078,519	115,725
DT Asset Trust, 5.840%, 12/16/22	12/21/17	2,000,000	2,000,000	1,997,800
Goodgreen Trust, 5.000%, 10/20/51	12/21/17	3,791,546	3,741,554	3,728,607
LV Tower 52 Issuer LLC, 5.750%, 02/15/23	08/03/15 - 02/10/17	2,255,188	2,252,653	2,255,188
LV Tower 52 Issuer LLC, 7.750%, 02/15/23	08/03/15 - 02/10/17	1,155,995	1,155,223	1,155,995
RBSHD Trust, 7.685%, 10/25/47	09/27/13	648,550	648,550	624,158
Rice Park Financing Trust, 4.625%, 10/31/41	11/30/16	3,506,558	3,495,539	3,509,714
Tricolor Auto Securitization Trust, 5.050%, 12/15/20	03/09/18	3,602,249	3,597,746	3,604,230
USASF Receivables LLC, 5.750%, 09/15/30	09/06/17	1,586,924	1,582,957	1,579,151
VM DEBT LLC, 6.500%, 10/02/24	03/23/17	2,795,000	2,788,012	2,795,000

				$24,877,191

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	$—	$700,139,557	$16,019,740	$716,159,297
Federal Agencies	—	50,198,762	—	50,198,762
U.S. Treasury	—	635,762,524	—	635,762,524
Total U.S. Treasury & Government Agencies	—	1,386,100,843	16,019,740	1,402,120,583
Corporate Bonds & Notes
Aerospace/Defense	—	6,756,502	110,659	6,867,161
Agriculture	—	923,009	—	923,009
Airlines	—	11,543,364	—	11,543,364
Auto Manufacturers	—	17,001,384	—	17,001,384
Banks	—	155,090,072	—	155,090,072
Beverages	—	12,526,955	—	12,526,955
Biotechnology	—	3,944,635	—	3,944,635
Building Materials	—	3,097,022	—	3,097,022
Chemicals	—	9,050,384	—	9,050,384
Commercial Services	—	6,360,232	—	6,360,232
Computers	—	14,776,868	—	14,776,868
Cosmetics/Personal Care	—	1,020,206	—	1,020,206
Distribution/Wholesale	—	195,644	—	195,644
Diversified Financial Services	—	30,925,161	—	30,925,161
Electric	—	46,692,817	—	46,692,817
Electronics	—	762,731	—	762,731
Engineering & Construction	—	734,714	—	734,714
Environmental Control	—	669,392	—	669,392
Food	—	7,902,538	—	7,902,538
Forest Products & Paper	—	1,184,862	—	1,184,862
Gas	—	6,547,910	—	6,547,910
Healthcare-Products	—	4,857,067	—	4,857,067
Healthcare-Services	—	6,143,606	—	6,143,606
Holding Companies-Diversified	—	1,129,899	—	1,129,899
Household Products/Wares	—	576,159	—	576,159
Housewares	—	543,293	—	543,293
Insurance	—	30,156,683	—	30,156,683
Internet	—	7,280,931	—	7,280,931
Iron/Steel	—	2,383,923	—	2,383,923
Machinery-Construction & Mining	—	2,836,816	—	2,836,816
Machinery-Diversified	—	1,602,353	—	1,602,353
Media	—	24,694,894	—	24,694,894
Mining	—	2,813,932	—	2,813,932
Miscellaneous Manufacturing	—	4,886,112	—	4,886,112

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Multi-National	$—	$1,357,094	$—	$1,357,094
Oil & Gas	—	34,478,685	—	34,478,685
Oil & Gas Services	—	3,277,077	—	3,277,077
Packaging & Containers	—	294,113	—	294,113
Pharmaceuticals	—	20,690,612	—	20,690,612
Pipelines	—	26,312,461	—	26,312,461
Real Estate	—	1,758,373	—	1,758,373
Real Estate Investment Trusts	—	25,293,721	—	25,293,721
Retail	—	5,936,496	—	5,936,496
Savings & Loans	—	997,061	—	997,061
Semiconductors	—	4,290,833	—	4,290,833
Software	—	12,553,856	—	12,553,856
Telecommunications	—	28,609,247	—	28,609,247
Transportation	—	7,128,520	—	7,128,520
Trucking & Leasing	—	2,264,839	—	2,264,839
Water	—	1,459,464	—	1,459,464
Total Corporate Bonds & Notes	—	604,314,522	110,659	604,425,181
Asset-Backed Securities
Asset-Backed - Automobile	—	99,346,461	—	99,346,461
Asset-Backed - Credit Card	—	2,977,894	—	2,977,894
Asset-Backed - Home Equity	—	119,120	—	119,120
Asset-Backed - Other	—	158,713,326	115,725	158,829,051
Asset-Backed - Student Loan	—	948,100	—	948,100
Total Asset-Backed Securities	—	262,104,901	115,725	262,220,626
Total Mortgage-Backed Securities*	—	90,592,408	—	90,592,408
Total Foreign Government*	—	22,196,896	—	22,196,896
Total Short-Term Investment*	—	1,216,010	—	1,216,010
Total Securities Lending Reinvestments	—	96,132,074	—	96,132,074
Total Investments	$—	$2,462,657,654	$16,246,124	$2,478,903,778

Collateral for Securities Loaned (Liability)	$—	$(96,107,767)	$—	$(96,107,767)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2018 is not presented.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$2,478,903,778
Cash	4,059,032
Receivable for:
Investments sold	527,415
Fund shares sold	325,561
Principal paydowns	4,260
Interest	13,296,281

Total Assets	2,497,116,327
Liabilities
Collateral for securities loaned	96,107,767
Payables for:
Investments purchased	38,840,667
Fund shares redeemed	941,292
Accrued Expenses:
Management fees	791,105
Distribution and service fees	95,742
Deferred trustees’ fees	125,633
Other expenses	365,005

Total Liabilities	137,267,211

Net Assets	$2,359,849,116

Net Assets Consist of:
Paid in surplus	$2,456,332,531
Undistributed net investment income	29,632,153
Accumulated net realized loss	(70,677,276)
Unrealized depreciation on investments	(55,438,292)

Net Assets	$2,359,849,116

Net Assets
Class A	$1,893,377,978
Class B	466,471,138
Capital Shares Outstanding*
Class A	192,208,770
Class B	47,395,314
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.85
Class B	9.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,534,342,070.
(b)	Includes securities loaned at value of $93,952,577.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Interest (a)	$35,845,196
Securities lending income	190,609

Total investment income	36,035,805
Expenses
Management fees	6,504,181
Administration fees	37,356
Custodian and accounting fees	160,591
Distribution and service fees—Class B	588,373
Audit and tax services	45,343
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	36,881
Insurance	7,607
Miscellaneous	10,283

Total expenses	7,432,900
Less management fee waiver	(1,671,973)

Net expenses	5,760,927

Net Investment Income	30,274,878

Net Realized and Unrealized Loss
Net realized loss on investments	(3,653,277)

Net change in unrealized depreciation on investments	(61,839,692)

Net realized and unrealized loss	(65,492,969)

Net Decrease in Net Assets From Operations	$(35,218,091)

(a)	Net of foreign withholding taxes of $814.

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$30,274,878	$54,948,973
Net realized gain (loss)	(3,653,277)	2,831,517
Net change in unrealized appreciation (depreciation)	(61,839,692)	24,335,696

Increase (decrease) in net assets from operations	(35,218,091)	82,116,186

From Distributions to Shareholders
Net investment income
Class A	(56,508,343)	(51,496,017)
Class B	(12,767,194)	(11,992,691)

Total distributions	(69,275,537)	(63,488,708)

Increase in net assets from capital share transactions	53,812,312	7,840,277

Total increase (decrease) in net assets	(50,681,316)	26,467,755

Net Assets
Beginning of period	2,410,530,432	2,384,062,677

End of period	$2,359,849,116	$2,410,530,432

Undistributed net investment income
End of period	$29,632,153	$68,632,812

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	3,943,727	$40,330,468	3,997,932	$41,077,751
Reinvestments	5,772,047	56,508,343	5,038,749	51,496,017
Redemptions	(4,519,247)	(45,591,845)	(8,348,608)	(86,402,985)

Net increase	5,196,527	$51,246,966	688,073	$6,170,783

Class B
Sales	2,345,378	$23,660,494	4,226,166	$43,389,982
Reinvestments	1,305,439	12,767,194	1,174,603	11,992,691
Redemptions	(3,364,225)	(33,862,342)	(5,227,830)	(53,713,179)

Net increase	286,592	$2,565,346	172,939	$1,669,494

Increase derived from capital shares transactions		$53,812,312		$7,840,277

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$10.30		$10.22	$10.28	$10.47	$10.17	$10.56

Income (Loss) from Investment Operations
Net investment income (b)	0.13		0.24	0.22	0.20	0.19	0.12
Net realized and unrealized gain (loss) on investments	(0.28)		0.12	0.04	(0.13)	0.35	(0.41)

Total from investment operations	(0.15)		0.36	0.26	0.07	0.54	(0.29)

Less Distributions
Distributions from net investment income	(0.30)		(0.28)	(0.32)	(0.26)	(0.18)	(0.06)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.06)	(0.04)

Total distributions	(0.30)		(0.28)	(0.32)	(0.26)	(0.24)	(0.10)

Net Asset Value, End of Period	$9.85		$10.30	$10.22	$10.28	$10.47	$10.17

Total Return (%) (c)	(1.42	)(d)	3.56	2.49	0.71	5.36	(2.70	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(e)	0.58	0.57	0.57	0.57	0.57	(e)
Net ratio of expenses to average net assets (%) (f)	0.44	(e)	0.44	0.44	0.44	0.44	0.44	(e)
Ratio of net investment income to average net assets (%)	2.61	(e)	2.34	2.09	1.93	1.82	1.62	(e)
Portfolio turnover rate (%)	12	(d)	23	18	9	10	68
Net assets, end of period (in millions)	$1,893.4		$1,926.3	$1,905.2	$2,008.9	$2,766.8	$1,942.6

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013(g)
Net Asset Value, Beginning of Period	$10.28		$10.20	$10.26	$10.45	$10.15	$10.54

Income (Loss) from Investment Operations
Net investment income (b)	0.12		0.21	0.19	0.18	0.16	0.12
Net realized and unrealized gain (loss) on investments	(0.28)		0.13	0.05	(0.13)	0.35	(0.44)

Total from investment operations	(0.16)		0.34	0.24	0.05	0.51	(0.32)

Less Distributions
Distributions from net investment income	(0.28)		(0.26)	(0.30)	(0.24)	(0.15)	(0.03)
Distributions from net realized capital gains	0.00		0.00	0.00	0.00	(0.06)	(0.04)

Total distributions	(0.28)		(0.26)	(0.30)	(0.24)	(0.21)	(0.07)

Net Asset Value, End of Period	$9.84		$10.28	$10.20	$10.26	$10.45	$10.15

Total Return (%) (c)	(1.58	)(d)	3.31	2.23	0.48	5.09	(3.04)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(e)	0.83	0.82	0.82	0.82	0.82
Net ratio of expenses to average net assets (%) (f)	0.69	(e)	0.69	0.69	0.69	0.69	0.69
Ratio of net investment income to average net assets (%)	2.36	(e)	2.09	1.84	1.69	1.58	1.21
Portfolio turnover rate (%)	12	(d)	23	18	9	10	68
Net assets, end of period (in millions)	$466.5		$484.2	$478.9	$480.8	$492.7	$439.6

(a)	Commencement of operations was February 28, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	On January 7, 2013, Class C shares were converted into Class B shares. The financial information of Class B includes the financial information of Class C prior to the conversion.

See accompanying notes to financial statements.

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to paydown transactions and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $1,216,010. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $23,131,302. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-37

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(14,737,225)	$—	$—	$—	$(14,737,225)
Foreign Government	(3,637,620)	—	—	—	(3,637,620)
U.S. Treasury & Government Agencies	(77,732,922)	—	—	—	(77,732,922)
Total	$(96,107,767)	$—	$—	$—	$(96,107,767)
Total Borrowings	$(96,107,767)	$—	$—	$—	$(96,107,767)
Gross amount of recognized liabilities for securities lending transactions					$(96,107,767)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$208,444,501	$125,713,116	$174,907,212	$100,076,390

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2018 were $6,504,181.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.140%	ALL

An identical agreement was in place for the period November 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 amounted to $1,655,609 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee by the same amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $16,364 was waived in the aggregate for the six months ended June 30, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations. This waiver had no impact on the net ratio of expenses to average net assets as shown in the Financial Highlights for the six months ended June 30, 2018.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$2,553,955,672

Gross unrealized appreciation	27,008,782
Gross unrealized depreciation	(82,475,201)

Net unrealized appreciation (depreciation)	$(55,466,419)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$63,488,708	$72,517,732	$—	$—	$63,488,708	$72,517,732

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$68,788,892	$—	$(13,560,056)	$(47,088,756)	$8,140,080

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no pre-enactment accumulated capital loss carryforwards and the post-enactment accumulated short-term capital losses were $3,263,290 and the post-enactment accumulated long-term capital losses were $43,825,466.

8. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-40

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned -3.06%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.46%.

MARKET ENVIRONMENT / CONDITIONS

After a volatile first quarter of 2018, global equities remained mixed over the second quarter. While U.S. equities were broadly resilient to political uncertainties and enjoyed positive returns as a result of strong economic data and healthy earnings revisions, most markets did not have a similar experience (in U.S. dollar terms) in the second quarter. As a result, for the year-to-date period, U.S. equities have broadly outperformed international markets as emerging markets, European, and Japanese equities unevenly suffered from currency headwinds, idiosyncratic macro risks and geopolitical tensions. U.S. small caps stocks outperformed large caps on the back of dollar appreciation and deeper benefits from tax reform.

Emerging markets suffered dramatically from trade tensions and a strengthening U.S. dollar. Meanwhile, fundamental indicators eroded slightly in Japan, and recent yen strength had a negative impact on economic rate of return. Overall, the MSCI Japan Index returned -1.8% (in U.S. dollar terms). Similarly, euro strengthening and geopolitical uncertainty across Europe led to a -2.7% return for MSCI Europe Index (in U.S. dollar terms). Broadly, the MSCI World Index returned 0.8% (in U.S. dollar terms) for the year-to-date period.

In fixed income, U.S high yield outperformed the broad U.S. bond market. The 10-year U.S. Treasury yield rose 44 basis points (“bps”) year-to-date. In addition, the Federal Reserve (the “Fed”) raised rates twice this year, bringing its target corridor for the funds rate to 1.75%—2.00%. The Fed also now projects a total of four rate hikes this year as opposed to the original projection of three. Overall, the yield curve picture remains consistent with an economy that is firmly in late cycle with limited room for near-term expansion.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the JPMorgan Global Active Allocation Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s long-term Strategic Asset Allocation has exposure of 50% to global equities, 25% to investment-grade fixed income, 20% to convertible debt securities and 5% to commodities. The strategy seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. Portfolio allocations are not only adjusted based on SEM but also on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views aim to add additional returns within the Portfolio. As a final element in the Portfolio’s construction, an extended-duration exposure is achieved through a 10-year U.S. Treasury interest rate swap. This extended-duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary risk management model, suggesting moderate de-risking in fixed income. While global equity markets were generally volatile throughout the first six months of the year, momentum signals did not suggest de-risking in equity markets. However, yield curve developments and a rising rate environment ultimately kept SEM in de-risking mode for fixed income. By the end of the second quarter, fixed income continued to be the only asset class in de-risking mode but had shifted to substantial de-risking from moderate de-risking. Aside from SEM activity, the Portfolio expressed various tactical overweights and underweights during the first half of the year. Tactically, the Portfolio was overweight U.S. and emerging markets equities throughout the year-to-date period, and also expressed a slight underweight to global duration. Overall, SEM activity contributed to Portfolio performance for the year through the end of June, while asset allocation decisions detracted because of overweights to international equity markets.

The Portfolio’s underperformance relative to the Dow Jones Moderate Index was driven by its higher allocation to developed international and emerging market equities, which underperformed U.S. equities during the period. Asset allocation decisions also had an overall negative impact on the Portfolio over the period, primarily due to the Portfolio’s tactical overweights to non-U.S. equity markets. The Portfolio’s higher allocation to commodities relative to the Dow Jones Moderate Index was a slight tailwind to performance as commodities outperformed non-U.S. global equities during the period. The higher allocation to convertible bonds, which outperformed broad non-U.S. equity and U.S. fixed income markets, also slightly contributed to performance. Security selection decisions had a negative impact on Portfolio performance for the period.

Derivatives may be used in the Portfolio to implement tactical decisions. Derivative usage is also permissible for purposes, such as hedging, cash management as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. During the reporting period, the Portfolio utilized equity futures, Treasury futures and commodity futures for hedging and investment purposes. The Portfolio also utilized interest rate swaps and currency forwards solely for hedging purposes. All derivatives acted as the portfolio managers expected over the period.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

At the end of June, the Portfolio had an overweight equity allocation with the equity risk broadly diversified across regions. The Portfolio also remained slightly de-risked in fixed income given negative momentum and our less constructive view of the asset class. With respect to its other allocations, at period end the Portfolio was underweight in commodities.

Michael Feser

Jeffrey Geller

Grace Koo

Jonathan Cummings

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
JPMorgan Global Active Allocation Portfolio
Class B	-3.06	4.85	6.47	6.52
Dow Jones Moderate Index	0.46	7.83	7.33	7.37

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Equity Sectors

% of Net Assets
Financials	8.3
Information Technology	6.7
Consumer Discretionary	4.9
Industrials	4.4
Health Care	3.4

Top Equity Holdings

% of Net Assets
Wells Fargo & Co., Series L	0.6
Apple, Inc.	0.5
Microsoft Corp.	0.5
Alphabet, Inc.	0.5
Amazon.com, Inc.	0.5

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	19.8
Convertible Bonds	18.1
U.S. Treasury & Government Agencies	3.5
Asset-Backed Securities	0.1
Mortgage-Backed Securities	0.0

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	2.0
Intel Corp.	0.9
Priceline Group, Inc. (The)	0.8
Societe Generale	0.8
America Movil S.A.B. de C.V.	0.7

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class B (a)	Actual	0.95%	$1,000.00	$969.40	$4.64
	Hypothetical*	0.95%	$1,000.00	$1,020.08	$4.76

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—36.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Airbus SE	18,562	$2,169,499
Boeing Co. (The)	4,865	1,632,256
Dassault Aviation S.A.	345	656,484
General Dynamics Corp.	6,677	1,244,659
Harris Corp.	1,058	152,923
Northrop Grumman Corp.	3,938	1,211,723
Thales S.A.	4,026	518,346
United Technologies Corp.	15,032	1,879,451

		9,465,341

Air Freight & Logistics—0.1%
Deutsche Post AG	31,698	1,034,949
Yamato Holdings Co., Ltd.	46,000	1,354,432

		2,389,381

Airlines—0.4%
Delta Air Lines, Inc.	42,347	2,097,871
Deutsche Lufthansa AG	41,669	1,002,036
International Consolidated Airlines Group S.A.	177,453	1,548,662
Japan Airlines Co., Ltd.	32,300	1,144,623
Qantas Airways, Ltd.	306,772	1,402,787
Ryanair Holdings plc (ADR) (a) (b)	12,534	1,431,759
Southwest Airlines Co.	6,839	347,968
United Continental Holdings, Inc. (a)	2,312	161,216

		9,136,922

Auto Components—0.5%
Aptiv plc	4,674	428,279
Bridgestone Corp.	67,100	2,621,696
Cie Generale des Etablissements Michelin	11,731	1,426,552
Cie Plastic Omnium S.A.	6,132	258,764
Delphi Technologies plc	5,059	229,982
Faurecia S.A.	22,290	1,586,168
FCC Co., Ltd.	4,000	112,730
Koito Manufacturing Co., Ltd.	11,100	732,289
NGK Spark Plug Co., Ltd.	40,900	1,164,995
Sumitomo Electric Industries, Ltd.	67,900	1,009,956
Toyota Boshoku Corp.	16,400	301,453
TS Tech Co., Ltd.	11,100	462,830

		10,335,694

Automobiles—0.8%
Astra International Tbk PT	2,119,100	973,743
Daimler AG	31,551	2,029,825
Fiat Chrysler Automobiles NV (a)	86,222	1,641,320
Ford Motor Co.	97,448	1,078,749
Honda Motor Co., Ltd.	61,500	1,803,331
Mahindra & Mahindra, Ltd. (GDR)	152,300	1,987,515
Renault S.A. (b)	17,385	1,475,640
Tesla, Inc. (a) (b)	714	244,866
Toyota Motor Corp.	98,100	6,341,562
Yamaha Motor Co., Ltd.	31,200	783,255

		18,359,806

Security Description	Shares	Value

Banks—3.8%
ABN AMRO Group NV	57,897	$1,498,446
Australia & New Zealand Banking Group, Ltd.	103,686	2,176,383
Banco Santander Chile (ADR)	30,340	953,586
Banco Santander S.A.	183,374	978,932
Bank Central Asia Tbk PT	686,600	1,027,355
Bank of America Corp.	210,908	5,945,496
Bank Rakyat Indonesia Persero Tbk PT	6,453,500	1,273,398
Bankia S.A.	262,991	980,581
BB&T Corp.	11,862	598,319
BNP Paribas S.A.	37,096	2,299,378
BOC Hong Kong Holdings, Ltd.	564,500	2,646,730
Capitec Bank Holdings, Ltd.	11,210	708,791
Citigroup, Inc.	54,708	3,661,059
Citizens Financial Group, Inc.	11,907	463,182
Comerica, Inc.	4,606	418,778
Commonwealth Bank of Australia	6,833	369,999
Credicorp, Ltd. (b)	7,050	1,587,096
DBS Group Holdings, Ltd.	169,500	3,291,297
DNB ASA	41,635	812,114
East West Bancorp, Inc.	9,474	617,705
Erste Group Bank AG (a)	32,713	1,363,735
Fifth Third Bancorp	17,718	508,507
First Republic Bank	5,926	573,578
Grupo Financiero Banorte S.A.B. de C.V. - Class O	123,340	725,250
Hang Seng Bank, Ltd.	13,200	328,504
HDFC Bank, Ltd. (ADR)	65,106	6,837,432
HSBC Holdings plc	353,143	3,311,312
Huntington Bancshares, Inc.	29,326	432,852
ING Groep NV	223,151	3,202,068
Itau Unibanco Holding S.A. (ADR)	169,280	1,757,126
Jyske Bank A/S	12,851	704,481
KBC Group NV	22,415	1,727,853
KeyCorp	32,512	635,284
Lloyds Banking Group plc	1,194,531	993,760
M&T Bank Corp.	5,354	910,983
Mitsubishi UFJ Financial Group, Inc.	622,700	3,531,816
National Australia Bank, Ltd.	9,717	197,793
Oversea-Chinese Banking Corp., Ltd.	226,200	1,926,314
PNC Financial Services Group, Inc. (The)	6,861	926,921
Public Bank Bhd	154,600	893,429
Sberbank of Russia PJSC	71,260	246,727
Sberbank of Russia PJSC (ADR)	163,220	2,343,023
Siam Commercial Bank PCL (The)	289,800	1,036,562
Standard Chartered plc	173,913	1,589,054
Sumitomo Mitsui Financial Group, Inc.	74,100	2,871,516
SunTrust Banks, Inc.	22,824	1,506,840
SVB Financial Group (a)	500	144,380
Svenska Handelsbanken AB - A Shares	139,978	1,553,737
Swedbank AB - A Shares	26,406	564,713
Sydbank A/S	7,169	246,314
U.S. Bancorp	13,144	657,463
UniCredit S.p.A.	9,725	161,742
United Overseas Bank, Ltd.	145,400	2,863,508
Wells Fargo & Co.	79,319	4,397,445
Westpac Banking Corp.	20,892	455,248

		84,435,895

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—0.9%
Ambev S.A. (ADR)	265,640	$1,229,913
Anheuser-Busch InBev S.A.	29,981	3,024,454
Asahi Group Holdings, Ltd.	16,000	818,699
Coca-Cola Co. (The)	31,853	1,397,073
Constellation Brands, Inc. - Class A	2,513	550,020
Diageo plc	16,514	592,782
Dr Pepper Snapple Group, Inc.	5,350	652,700
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	12,200	1,071,038
Heineken NV	6,973	699,121
Kirin Holdings Co., Ltd.	47,000	1,256,346
Molson Coors Brewing Co. - Class B (b)	27,933	1,900,561
PepsiCo, Inc.	23,192	2,524,913
Pernod-Ricard S.A. (b)	20,137	3,286,660
Royal Unibrew A/S	9,431	751,417
Tsingtao Brewery Co., Ltd. - Class H	158,000	865,843

		20,621,540

Biotechnology—0.4%
AbbVie, Inc.	10,075	933,449
Alexion Pharmaceuticals, Inc. (a)	2,104	261,212
Amgen, Inc.	3,467	639,973
Biogen, Inc. (a)	3,179	922,673
Celgene Corp. (a)	7,293	579,210
CSL, Ltd.	5,655	808,448
Exact Sciences Corp. (a)	4,687	280,236
Exelixis, Inc. (a)	9,065	195,079
Gilead Sciences, Inc.	16,207	1,148,104
Intercept Pharmaceuticals, Inc. (a)	2,531	212,376
Sage Therapeutics, Inc. (a) (b)	1,288	201,611
Shire plc	27,956	1,572,180
Spark Therapeutics, Inc. (a) (b)	3,863	319,702
Vertex Pharmaceuticals, Inc. (a)	7,786	1,323,308

		9,397,561

Building Products—0.2%
Allegion plc	8,312	643,016
Daikin Industries, Ltd.	16,900	2,021,274
Fortune Brands Home & Security, Inc.	6,155	330,462
Lennox International, Inc.	3,560	712,534
Masco Corp.	21,919	820,209

		4,527,495

Capital Markets—1.1%
3i Group plc	207,241	2,462,194
Ameriprise Financial, Inc.	1,056	147,713
Bank of New York Mellon Corp. (The)	13,078	705,297
BlackRock, Inc.	1,407	702,149
Charles Schwab Corp. (The)	47,744	2,439,718
CME Group, Inc.	1,338	219,325
Credit Suisse Group AG (a)	64,899	973,974
Deutsche Bank AG	27,018	292,195
Deutsche Boerse AG	10,124	1,348,885
Euronext NV	11,555	733,323
Flow Traders	6,872	267,464
IG Group Holdings plc	14,189	161,214

Security Description	Shares	Value

Capital Markets—(Continued)
Intercontinental Exchange, Inc.	11,486	$844,795
Invesco, Ltd.	9,000	239,040
Julius Baer Group, Ltd. (a)	8,776	515,565
Macquarie Group, Ltd.	27,198	2,499,781
Morgan Stanley	51,761	2,453,471
Nasdaq, Inc.	5,066	462,374
Natixis S.A.	57,245	405,313
Northern Trust Corp.	3,830	394,069
Partners Group Holding AG	2,178	1,597,583
S&P Global, Inc.	4,637	945,438
SBI Holdings, Inc.	4,800	123,344
State Street Corp.	18,008	1,676,365
T. Rowe Price Group, Inc.	9,806	1,138,378
Tokai Tokyo Financial Holdings, Inc.	27,300	173,844
UBS Group AG (a)	74,255	1,142,419

		25,065,230

Chemicals—0.8%
AdvanSix, Inc. (a)	4,683	171,538
Air Liquide S.A.	21,376	2,684,508
Akzo Nobel NV	16,840	1,434,946
Arkema S.A.	6,001	709,071
BASF SE	7,703	736,370
Celanese Corp. - Series A	4,654	516,873
Chr Hansen Holding A/S	9,128	842,186
Covestro AG	19,774	1,763,181
Daicel Corp.	101,600	1,122,845
DowDuPont, Inc.	41,169	2,713,860
Eastman Chemical Co.	11,256	1,125,150
KH Neochem Co., Ltd.	9,000	272,428
Linde AG	840	200,452
Mitsubishi Chemical Holdings Corp.	71,800	600,114
Mitsubishi Gas Chemical Co., Inc.	19,200	434,284
Mitsui Chemicals, Inc.	29,000	769,823
Sumitomo Bakelite Co., Ltd.	33,000	317,711
Toray Industries, Inc.	147,400	1,160,315

		17,575,655

Commercial Services & Supplies—0.1%
Copart, Inc. (a)	9,885	559,096
Waste Connections, Inc.	20,076	1,511,321

		2,070,417

Communications Equipment—0.2%
Arista Networks, Inc. (a) (b)	1,612	415,074
Cisco Systems, Inc.	28,217	1,214,178
CommScope Holding Co., Inc. (a)	10,990	320,963
Motorola Solutions, Inc.	967	112,530
Nokia Oyj	199,193	1,142,709
Palo Alto Networks, Inc. (a)	3,262	670,243

		3,875,697

Construction & Engineering—0.3%
ACS Actividades de Construccion y Servicios S.A.	17,424	704,801
CIMIC Group, Ltd.	19,411	607,230

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Construction & Engineering—(Continued)
Eiffage S.A.	11,917	$1,295,438
Kajima Corp.	103,000	796,816
Kyowa Exeo Corp.	11,300	296,276
Shimizu Corp.	81,400	842,155
Taisei Corp.	20,800	1,146,002
Vinci S.A.	17,001	1,632,862

		7,321,580

Construction Materials—0.2%
CRH plc	28,965	1,023,666
CSR, Ltd.	50,030	170,429
Eagle Materials, Inc.	3,864	405,604
Ibstock plc	63,629	251,184
LafargeHolcim, Ltd. (a)	27,780	1,354,536
Martin Marietta Materials, Inc.	2,730	609,691
Siam Cement PCL (The)	64,500	806,007

		4,621,117

Consumer Finance—0.2%
Ally Financial, Inc.	10,053	264,093
American Express Co.	7,038	689,724
Capital One Financial Corp.	28,557	2,624,388

		3,578,205

Containers & Packaging—0.1%
Ball Corp.	21,152	751,954
Crown Holdings, Inc. (a)	7,090	317,348
Graphic Packaging Holding Co.	20,550	298,181
WestRock Co.	17,666	1,007,315

		2,374,798

Distributors—0.0%
Genuine Parts Co.	3,010	276,288
LKQ Corp. (a)	13,567	432,787

		709,075

Diversified Consumer Services—0.0%
H&R Block, Inc.	3,866	88,067

Diversified Financial Services—0.4%
Berkshire Hathaway, Inc. - Class B (a)	16,718	3,120,415
EXOR NV	14,962	1,006,561
FirstRand, Ltd.	422,210	1,963,333
Mitsubishi UFJ Lease & Finance Co., Ltd.	56,600	347,412
ORIX Corp.	59,000	931,819
Plus500, Ltd.	23,822	507,567
Voya Financial, Inc.	3,771	177,237

		8,054,344

Diversified Telecommunication Services—0.4%
AT&T, Inc.	31,401	1,008,286
Deutsche Telekom AG (a)	82,935	1,287,094
Nippon Telegraph & Telephone Corp.	47,300	2,149,284
Sunrise Communications Group AG (a)	5,184	422,536

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
Telecom Italia S.p.A. (a)	887,751	$658,798
Telefonica S.A.	88,371	753,226
Telenor ASA	78,702	1,613,080
Verizon Communications, Inc.	26,126	1,314,399

		9,206,703

Electric Utilities—0.7%
American Electric Power Co., Inc.	18,119	1,254,741
Duke Energy Corp. (b)	3,661	289,512
Edison International	4,640	293,573
Enel S.p.A.	717,575	3,975,459
Eversource Energy	4,980	291,878
Exelon Corp.	24,093	1,026,362
Iberdrola S.A.	329,191	2,542,767
Kansai Electric Power Co., Inc. (The)	55,300	805,357
Kyushu Electric Power Co., Inc.	40,100	448,358
NextEra Energy, Inc.	16,393	2,738,123
PG&E Corp.	4,897	208,416
Verbund AG	5,381	173,944
Xcel Energy, Inc.	32,027	1,462,993

		15,511,483

Electrical Equipment—0.3%
Eaton Corp. plc	17,511	1,308,772
Fuji Electric Co., Ltd.	110,000	836,309
Mabuchi Motor Co., Ltd.	33,300	1,581,985
Philips Lighting NV	37,277	967,361
Schneider Electric SE	25,576	2,127,375

		6,821,802

Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp. - Class A	5,169	450,478
Arrow Electronics, Inc. (a)	4,974	374,443
Corning, Inc.	17,567	483,268
Delta Electronics, Inc.	249,867	896,427
Hitachi, Ltd.	278,000	1,958,248
Jenoptik AG	10,557	413,231
Keyence Corp.	1,100	620,385
Largan Precision Co., Ltd.	6,000	881,916
V Technology Co., Ltd.	1,200	221,496
Venture Corp., Ltd.	41,200	536,963

		6,836,855

Energy Equipment & Services—0.0%
Apergy Corp. (a)	2,530	105,627

Equity Real Estate Investment Trusts—0.5%
American Homes 4 Rent Trust - Class A	17,090	379,056
AvalonBay Communities, Inc.	5,304	911,705
Brixmor Property Group, Inc.	29,368	511,884
Dexus	135,362	976,054
Digital Realty Trust, Inc.	1,477	164,804
EastGroup Properties, Inc.	2,725	260,401
Equinix, Inc.	840	361,108
Equity Residential	12,168	774,980

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Federal Realty Investment Trust	5,075	$642,241
Goodman Group	204,562	1,460,167
Kimco Realty Corp.	21,540	365,965
Mid-America Apartment Communities, Inc.	5,346	538,182
Outfront Media, Inc.	16,810	326,954
Prologis, Inc.	3,388	222,558
Public Storage	6,829	1,549,227
Rayonier, Inc.	10,406	402,608
Ventas, Inc.	5,134	292,381
Vornado Realty Trust	8,899	657,814
Weyerhaeuser Co.	6,840	249,386

		11,047,475

Food & Staples Retailing—0.7%
Bid Corp., Ltd.	75,189	1,508,554
Koninklijke Ahold Delhaize NV	81,930	1,960,105
Kroger Co. (The)	12,468	354,715
Magnit PJSC (GDR)	23,680	426,240
Metcash, Ltd.	173,942	337,082
President Chain Store Corp.	162,000	1,833,778
Raia Drogasil S.A.	32,320	553,712
Seven & i Holdings Co., Ltd.	43,400	1,891,685
Shoprite Holdings, Ltd.	66,080	1,059,558
Tesco plc	635,000	2,150,764
Wal-Mart de Mexico S.A.B. de C.V.	303,410	800,833
Walgreens Boots Alliance, Inc.	23,918	1,435,439
Wesfarmers, Ltd.	30,949	1,135,037

		15,447,502

Food Products—0.6%
Austevoll Seafood ASA	13,521	162,412
Barry Callebaut AG	470	843,979
Leroy Seafood Group ASA	46,230	311,425
Marine Harvest ASA	80,932	1,611,462
Mondelez International, Inc. - Class A	45,649	1,871,609
Nestle S.A.	74,400	5,759,808
Post Holdings, Inc. (a) (b)	5,910	508,378
Salmar ASA	17,241	723,459
Tiger Brands, Ltd.	27,870	673,825
WH Group, Ltd.	795,000	642,756

		13,109,113

Gas Utilities—0.0%
Tokyo Gas Co., Ltd.	21,900	581,137

Health Care Equipment & Supplies—0.4%
Abbott Laboratories	18,561	1,132,036
Becton Dickinson & Co.	5,474	1,311,352
Boston Scientific Corp. (a)	44,617	1,458,976
Danaher Corp.	5,665	559,022
DexCom, Inc. (a) (b)	2,236	212,375
Intuitive Surgical, Inc. (a)	1,854	887,102
Koninklijke Philips NV	13,086	554,667
Medtronic plc	15,559	1,332,006
Olympus Corp.	5,600	209,170

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
William Demant Holding A/S (a)	11,566	$465,152
Zimmer Biomet Holdings, Inc.	9,014	1,004,520

		9,126,378

Health Care Providers & Services—0.5%
Acadia Healthcare Co., Inc. (a)	9,998	409,018
Aetna, Inc.	1,961	359,844
AmerisourceBergen Corp.	6,781	578,216
Centene Corp. (a)	3,950	486,679
Cigna Corp.	7,970	1,354,501
CVS Health Corp.	11,729	754,761
HCA Healthcare, Inc.	2,731	280,201
UnitedHealth Group, Inc.	27,070	6,641,354

		10,864,574

Health Care Technology—0.0%
Evolent Health, Inc. - Class A (a) (b)	14,176	298,405
Teladoc, Inc. (a) (b)	5,212	302,556
Veeva Systems, Inc. - Class A (a)	4,659	358,091

		959,052

Hotels, Restaurants & Leisure—0.6%
Aristocrat Leisure, Ltd.	79,313	1,811,040
Brinker International, Inc. (b)	6,960	331,296
Corepoint Lodging, Inc. (a)	6,979	180,756
Hilton Worldwide Holdings, Inc.	22,585	1,787,829
InterContinental Hotels Group plc	18,075	1,124,469
J.D. Wetherspoon plc	9,777	162,469
Royal Caribbean Cruises, Ltd.	2,162	223,983
Sands China, Ltd.	347,600	1,852,261
Sodexo S.A.	14,870	1,485,585
Thomas Cook Group plc	187,861	266,964
TUI AG	77,292	1,695,423
Whitbread plc	8,822	460,858
Wynn Macau, Ltd.	116,400	373,787
Yum! Brands, Inc.	8,379	655,405

		12,412,125

Household Durables—0.5%
Barratt Developments plc	261,568	1,778,675
Bellway plc	10,499	416,113
Berkeley Group Holdings plc	16,087	803,440
Bovis Homes Group plc	22,867	345,615
Haseko Corp.	36,700	506,448
Lennar Corp. - Class A	11,764	617,610
Panasonic Corp.	98,800	1,327,416
Persimmon plc	50,793	1,697,513
Redrow plc	172,008	1,209,497
Sony Corp.	48,900	2,508,864
Taylor Wimpey plc	296,824	700,649
Toll Brothers, Inc.	3,335	123,362

		12,035,202

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.2%
Clorox Co. (The)	1,506	$203,686
Colgate-Palmolive Co.	8,274	536,238
Energizer Holdings, Inc.	5,652	355,850
Procter & Gamble Co. (The)	17,898	1,397,118
Unicharm Corp.	16,900	508,537
Unilever Indonesia Tbk PT	160,000	514,260

		3,515,689

Independent Power and Renewable Electricity Producers—0.1%
Electric Power Development Co., Ltd.	13,900	358,686
ERG S.p.A.	14,345	312,585
Uniper SE	36,316	1,082,636

		1,753,907

Industrial Conglomerates—0.5%
Bidvest Group, Ltd. (The)	66,959	960,517
Carlisle Cos., Inc.	3,236	350,491
CK Hutchison Holdings, Ltd.	130,000	1,372,013
Honeywell International, Inc.	20,986	3,023,034
Jardine Matheson Holdings, Ltd.	29,800	1,877,970
KOC Holding A/S	111,570	344,824
Rheinmetall AG	8,658	956,106
Siemens AG	9,788	1,293,476

		10,178,431

Insurance—1.9%
Ageas	8,058	406,293
AIA Group, Ltd.	788,200	6,823,633
Alleghany Corp.	370	212,739
Allianz SE	14,875	3,073,746
American International Group, Inc.	43,366	2,299,265
ASR Nederland NV	35,505	1,446,092
Assicurazioni Generali S.p.A.	74,466	1,246,894
Aviva plc	176,099	1,171,018
AXA S.A.	80,201	1,964,863
Baloise Holding AG	8,743	1,271,486
Chubb, Ltd.	5,117	649,961
Everest Re Group, Ltd.	919	211,811
Fairfax Financial Holdings, Ltd.	540	302,702
Hartford Financial Services Group, Inc. (The)	27,639	1,413,182
HDFC Standard Life Insurance Co., Ltd.	183,650	1,216,275
Legal & General Group plc	499,354	1,752,478
Lincoln National Corp.	11,089	690,290
Loews Corp.	19,390	936,149
Marsh & McLennan Cos., Inc.	6,065	497,148
Ping An Insurance Group Co. of China, Ltd. - Class H	410,000	3,746,662
Principal Financial Group, Inc.	2,453	129,886
Progressive Corp. (The)	9,691	573,223
Prudential Financial, Inc.	10,890	1,018,324
Prudential plc	94,756	2,165,051
Sampo Oyj - A Shares	15,146	738,580
Sanlam, Ltd.	138,230	701,048
Sompo Holdings, Inc.	21,800	880,687
Swiss Re AG	14,343	1,239,352
T&D Holdings, Inc.	80,700	1,209,069

Security Description	Shares	Value

Insurance—(Continued)
Tokio Marine Holdings, Inc.	29,400	$1,376,664
Topdanmark A/S	7,467	326,784
Travelers Cos., Inc. (The)	4,798	586,987
Unum Group	6,120	226,379
Zurich Insurance Group AG	2,035	603,641

		43,108,362

Internet & Direct Marketing Retail—0.7%
Amazon.com, Inc. (a)	6,001	10,200,500
Booking Holdings, Inc. (a)	506	1,025,708
Expedia Group, Inc.	4,671	561,407
JD.com, Inc. (ADR) (a) (b)	40,030	1,559,169
Netflix, Inc. (a)	4,408	1,725,423
Wayfair, Inc. - Class A (a) (b)	2,563	304,382

		15,376,589

Internet Software & Services—1.6%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	26,514	4,919,142
Alphabet, Inc. - Class A (a)	3,483	3,932,969
Alphabet, Inc. - Class C (a)	6,294	7,021,901
Baidu, Inc. (ADR) (a)	9,740	2,366,820
carsales.com, Ltd.	38,856	435,718
Facebook, Inc. - Class A (a)	33,506	6,510,886
GoDaddy, Inc. - Class A (a)	10,186	719,132
MercadoLibre, Inc.	4,210	1,258,495
NAVER Corp.	1,408	962,228
Spotify Technology S.A. (a)	2,538	426,993
Tencent Holdings, Ltd.	150,200	7,479,684

		36,033,968

IT Services—1.3%
Accenture plc - Class A (b)	9,615	1,572,918
Alliance Data Systems Corp.	1,350	314,820
Amadeus IT Group S.A.	13,807	1,087,873
CANCOM SE	6,084	621,253
Capgemini SE	23,896	3,207,612
Cielo S.A.	139,107	592,930
Computacenter plc	10,007	190,792
Computershare, Ltd.	74,647	1,021,699
Fidelity National Information Services, Inc.	11,073	1,174,070
Gartner, Inc. (a)	3,917	520,569
Global Payments, Inc.	7,018	782,437
Infosys, Ltd. (ADR) (b)	137,220	2,666,184
International Business Machines Corp.	4,308	601,828
MasterCard, Inc. - Class A	10,813	2,124,971
Nihon Unisys, Ltd.	9,600	240,899
Nomura Research Institute, Ltd.	20,800	1,006,837
Otsuka Corp.	19,100	748,204
PayPal Holdings, Inc. (a)	13,457	1,120,564
Sopra Steria Group	2,254	459,211
Square, Inc. - Class A (a)	4,573	281,880
Tata Consultancy Services, Ltd.	116,160	3,121,351
Visa, Inc. - Class A (b)	34,713	4,597,737
Worldpay, Inc. - Class A (a)	10,940	894,673

		28,951,312

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	3,093	$191,271
Illumina, Inc. (a)	3,626	1,012,705
Thermo Fisher Scientific, Inc.	3,727	772,011

		1,975,987

Machinery—0.8%
Alstom S.A.	31,520	1,447,551
Bucher Industries AG	918	307,311
Cargotec Oyj - B Shares	14,482	732,306
Caterpillar, Inc.	4,434	601,561
Cummins, Inc.	5,262	699,846
Deere & Co.	5,231	731,294
DMG Mori Co., Ltd.	51,000	703,421
Dover Corp.	5,030	368,196
Georg Fischer AG	617	790,697
Illinois Tool Works, Inc.	2,087	289,133
Ingersoll-Rand plc	17,319	1,554,034
Middleby Corp. (The) (a) (b)	1,980	206,752
Nordson Corp.	2,224	285,584
Norma Group SE	2,981	204,412
Oshkosh Corp.	8,175	574,866
PACCAR, Inc.	9,691	600,454
Parker-Hannifin Corp.	2,986	465,368
Sandvik AB	100,860	1,787,429
Snap-on, Inc.	4,439	713,436
Stanley Black & Decker, Inc.	14,607	1,939,956
Volvo AB - B Shares	82,035	1,306,709
WABCO Holdings, Inc. (a)	3,134	366,741
Wartsila Oyj Abp	24,629	483,436
WEG S.A.	145,602	610,471

		17,770,964

Marine—0.0%
DFDS A/S	7,717	492,414

Media—0.6%
CBS Corp. - Class B	6,165	346,596
Charter Communications, Inc. - Class A (a) (b)	8,124	2,382,038
Comcast Corp. - Class A	78,934	2,589,825
Discovery, Inc. - Class A (a)	4,576	125,840
DISH Network Corp. - Class A (a) (b)	34,470	1,158,537
Entercom Communications Corp. - Class A (b)	32,117	242,483
I-CABLE Communications, Ltd. (a)	26,899	421
ITV plc	562,447	1,291,133
Nexstar Media Group, Inc. - Class A (b)	6,050	444,070
Nine Entertainment Co. Holdings, Ltd.	168,676	311,070
Sirius XM Holdings, Inc. (b)	52,975	358,641
Twenty-First Century Fox, Inc. - Class A	25,125	1,248,461
Vivendi S.A.	31,242	764,298
Walt Disney Co. (The)	19,164	2,008,579

		13,271,992

Metals & Mining—0.9%
Alcoa Corp. (a)	2,241	105,058
Anglo American plc	17,431	387,103

Security Description	Shares	Value

Metals & Mining—(Continued)
ArcelorMittal	89,834	$2,623,422
Aurubis AG	12,313	939,484
BHP Billiton, Ltd.	106,824	2,676,748
BlueScope Steel, Ltd.	116,939	1,490,599
Fortescue Metals Group, Ltd.	119,426	387,420
Freeport-McMoRan, Inc.	18,585	320,777
Newmont Mining Corp.	4,532	170,902
Northern Star Resources, Ltd.	78,862	425,953
Outokumpu Oyj	166,913	1,034,975
Regis Resources, Ltd.	110,406	420,438
Rio Tinto plc	60,582	3,341,271
Rio Tinto, Ltd.	30,986	1,923,667
South32, Ltd.	678,501	1,827,316
St. Barbara, Ltd.	100,593	361,102
Vale S.A. (ADR)	85,575	1,097,072

		19,533,307

Multi-Utilities—0.1%
A2A S.p.A.	461,989	800,917
Public Service Enterprise Group, Inc.	19,874	1,075,978
WEC Energy Group, Inc.	6,471	418,350

		2,295,245

Multiline Retail—0.3%
Dollar General Corp.	9,011	888,485
Dollar Tree, Inc. (a)	12,232	1,039,720
Kohl’s Corp.	8,038	585,970
Lojas Renner S.A.	136,130	1,031,578
Marui Group Co., Ltd.	70,200	1,477,383
Next plc	21,612	1,725,301
Nordstrom, Inc.	9,012	466,641

		7,215,078

Oil, Gas & Consumable Fuels—2.1%
Andeavor	3,221	422,531
BP plc	282,220	2,148,885
Chevron Corp.	20,539	2,596,746
CNOOC, Ltd.	394,000	675,040
Concho Resources, Inc. (a) (b)	9,975	1,380,041
ConocoPhillips	9,300	647,466
Diamondback Energy, Inc. (b)	7,002	921,253
Eni S.p.A.	79,717	1,480,112
EOG Resources, Inc.	21,480	2,672,756
EQT Corp.	18,077	997,489
Exxon Mobil Corp.	33,305	2,755,323
Galp Energia SGPS S.A.	33,149	630,328
JXTG Holdings, Inc.	161,900	1,124,181
Kinder Morgan, Inc.	35,010	618,627
Lundin Petroleum AB	29,340	933,792
Marathon Petroleum Corp.	24,550	1,722,428
Neste Oyj	22,277	1,741,783
Occidental Petroleum Corp.	23,213	1,942,464
Oil Search, Ltd.	106,590	704,281
OMV AG	28,882	1,636,177
ONEOK, Inc.	6,373	445,027

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
PBF Energy, Inc. - Class A	5,096	$213,675
Phillips 66	5,370	603,105
Pioneer Natural Resources Co.	8,972	1,697,861
Repsol S.A.	35,060	684,637
Royal Dutch Shell plc - A Shares	69,900	2,422,352
Royal Dutch Shell plc - B Shares	199,046	7,119,582
Showa Shell Sekiyu KK	46,100	686,955
Total S.A.	56,996	3,466,003
Ultrapar Participacoes S.A.	66,190	784,733
Whitehaven Coal, Ltd.	299,174	1,285,521
Williams Cos., Inc. (The)	11,366	308,132

		47,469,286

Paper & Forest Products—0.2%
KapStone Paper and Packaging Corp.	7,674	264,753
OJI Holdings Corp.	99,000	613,348
Stora Enso Oyj - R Shares	60,603	1,183,981
UPM-Kymmene Oyj	57,570	2,055,708

		4,117,790

Personal Products—0.2%
Coty, Inc. - Class A (b)	20,992	295,987
Estee Lauder Cos., Inc. (The) - Class A	5,792	826,460
Kao Corp.	22,100	1,684,401
L’Oreal S.A.	673	166,046
Mandom Corp.	3,600	111,997
Oriflame Holding AG	5,606	180,714
Unilever NV	38,406	2,140,926

		5,406,531

Pharmaceuticals—2.0%
Allergan plc	7,875	1,312,920
Astellas Pharma, Inc.	82,400	1,255,333
AstraZeneca plc	9,394	650,395
Bayer AG	22,871	2,519,847
Bristol-Myers Squibb Co.	16,940	937,460
Eli Lilly & Co.	15,454	1,318,690
GlaxoSmithKline plc	131,731	2,657,777
Indivior plc (a)	73,482	368,449
Jazz Pharmaceuticals plc (a)	3,189	549,465
Johnson & Johnson	26,850	3,257,979
Kyowa Hakko Kirin Co., Ltd.	26,500	533,347
Merck & Co., Inc.	39,035	2,369,425
Mylan NV (a)	7,684	277,700
Novartis AG	77,652	5,881,715
Novo Nordisk A/S - Class B	76,606	3,538,371
Otsuka Holdings Co., Ltd.	31,700	1,535,110
Pfizer, Inc.	112,024	4,064,231
Revance Therapeutics, Inc. (a)	7,872	216,086
Roche Holding AG	30,572	6,802,735
Sanofi	34,327	2,748,648
Teva Pharmaceutical Industries, Ltd. (ADR)	24,867	604,765
TherapeuticsMD, Inc. (a) (b)	40,601	253,350
UCB S.A.	9,800	768,231
Zoetis, Inc.	1,253	106,743

		44,528,772

Security Description	Shares	Value

Professional Services—0.1%
Adecco Group AG	19,011	$1,123,138
Intertrust NV	8,578	152,200
Meitec Corp.	5,100	244,655
Wolters Kluwer NV	28,671	1,613,846

		3,133,839

Real Estate Management & Development—0.3%
Aroundtown S.A.	56,145	461,844
CBRE Group, Inc. - Class A (a) (b)	21,125	1,008,507
CK Asset Holdings, Ltd.	264,000	2,085,920
Fabege AB	55,074	656,557
Hemfosa Fastigheter AB	16,473	192,632
Kerry Properties, Ltd.	50,000	238,879
Leopalace21 Corp.	44,600	244,161
Nomura Real Estate Holdings, Inc.	21,300	472,158
Open House Co., Ltd.	10,000	590,239
Savills plc	23,447	268,954
Tokyu Fudosan Holdings Corp.	58,600	412,509

		6,632,360

Road & Rail—0.5%
Central Japan Railway Co.	11,500	2,384,364
Norfolk Southern Corp.	11,356	1,713,280
Old Dominion Freight Line, Inc.	3,279	488,440
Sankyu, Inc.	5,900	309,323
Tokyu Corp.	84,900	1,461,841
Union Pacific Corp.	17,733	2,512,411
West Japan Railway Co.	16,900	1,244,821

		10,114,480

Semiconductors & Semiconductor Equipment—1.3%
Analog Devices, Inc.	25,229	2,419,966
Applied Materials, Inc.	9,298	429,475
ASML Holding NV	8,400	1,656,657
BE Semiconductor Industries NV	23,398	630,391
Broadcom, Inc.	10,205	2,476,141
Cavium, Inc. (a)	6,416	554,984
Infineon Technologies AG	41,248	1,051,134
Intel Corp.	8,993	447,042
Microchip Technology, Inc. (b)	8,548	777,441
Micron Technology, Inc. (a)	5,722	300,062
NVIDIA Corp.	12,761	3,023,081
QUALCOMM, Inc.	5,520	309,782
Renesas Electronics Corp. (a)	177,700	1,738,682
SCREEN Holdings Co., Ltd.	10,100	709,538
Siltronic AG	8,283	1,184,290
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	153,050	5,595,508
Texas Instruments, Inc.	26,420	2,912,805
Tokyo Electron, Ltd.	6,300	1,078,634
Tokyo Seimitsu Co., Ltd.	7,800	257,593
Ulvac, Inc.	13,800	525,513

		28,078,719

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Software—1.2%
Activision Blizzard, Inc.	1,608	$122,722
Adobe Systems, Inc. (a)	8,099	1,974,617
Capcom Co., Ltd.	30,900	761,338
Electronic Arts, Inc. (a)	5,864	826,941
Guidewire Software, Inc. (a)	3,497	310,464
Intuit, Inc.	4,397	898,329
Microsoft Corp.	112,544	11,097,964
Nintendo Co., Ltd.	1,800	587,455
Oracle Corp.	25,542	1,125,380
Red Hat, Inc. (a)	2,751	369,652
SailPoint Technologies Holding, Inc. (a)	6,000	147,240
Salesforce.com, Inc. (a)	22,418	3,057,815
SAP SE	27,030	3,122,695
ServiceNow, Inc. (a)	3,785	652,799
Software AG	8,444	393,311
Splunk, Inc. (a)	4,435	439,553
Take-Two Interactive Software, Inc. (a)	1,958	231,749
Workday, Inc. - Class A (a)	4,080	494,170

		26,614,194

Specialty Retail—0.6%
AutoZone, Inc. (a)	2,560	1,717,581
Best Buy Co., Inc.	12,597	939,484
Dick’s Sporting Goods, Inc.	3,989	140,612
Dixons Carphone plc	168,015	413,624
Home Depot, Inc. (The)	16,066	3,134,477
Industria de Diseno Textil S.A.	60,677	2,070,441
K’s Holdings Corp.	44,600	463,171
Lowe’s Cos., Inc.	7,952	759,973
Mr. Price Group, Ltd.	27,840	457,383
Murphy USA, Inc. (a)	4,822	358,226
O’Reilly Automotive, Inc. (a)	3,335	912,356
Ross Stores, Inc.	16,549	1,402,528
Tiffany & Co.	2,642	347,687
TJX Cos., Inc. (The)	2,418	230,145

		13,347,688

Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc.	62,850	11,634,163
Brother Industries, Ltd.	36,500	719,751
FUJIFILM Holdings Corp.	25,600	998,681
Hewlett Packard Enterprise Co.	72,591	1,060,555
HP, Inc.	39,606	898,660
Samsung Electronics Co., Ltd. (GDR)	4,620	4,827,900

		20,139,710

Textiles, Apparel & Luxury Goods—0.3%
adidas AG	4,484	979,200
Burberry Group plc	44,271	1,260,177
Cie Financiere Richemont S.A.	14,380	1,218,228
Columbia Sportswear Co.	3,544	324,170
lululemon athletica, Inc. (a)	2,975	371,429
NIKE, Inc. - Class B	17,059	1,359,261

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
PVH Corp.	6,209	$929,612
Ralph Lauren Corp.	1,696	213,221

		6,655,298

Thrifts & Mortgage Finance—0.3%
Aareal Bank AG	17,546	771,374
Housing Development Finance Corp., Ltd.	180,280	5,017,914

		5,789,288

Tobacco—0.4%
Altria Group, Inc.	9,040	513,381
British American Tobacco plc	59,680	3,014,075
ITC, Ltd.	442,927	1,711,500
Japan Tobacco, Inc.	42,100	1,176,045
Philip Morris International, Inc.	22,745	1,836,431
Swedish Match AB	35,260	1,745,397

		9,996,829

Trading Companies & Distributors—0.5%
Brenntag AG	22,604	1,258,989
Fastenal Co. (b)	12,735	612,935
Ferguson plc	22,870	1,855,762
ITOCHU Corp.	69,500	1,257,909
Marubeni Corp.	135,600	1,033,326
Mitsubishi Corp.	95,800	2,658,646
Mitsui & Co., Ltd.	63,400	1,056,254
Sojitz Corp.	107,900	390,979
Sumitomo Corp.	64,700	1,061,849
United Rentals, Inc. (a)	598	88,277

		11,274,926

Transportation Infrastructure—0.1%
Aena SME S.A.	6,268	1,137,008

Wireless Telecommunication Services—0.2%
KDDI Corp.	53,000	1,449,050
MTN Group, Ltd.	10,559	82,984
NTT DoCoMo, Inc.	50,600	1,288,715
T-Mobile U.S., Inc. (a)	10,865	649,184
Vodafone Group plc	878,354	2,128,407

		5,598,340

Total Common Stocks (Cost $751,150,732)		819,577,151

Corporate Bonds & Notes—19.8%

Aerospace/Defense—0.4%
Arconic, Inc. 5.900%, 02/01/27	1,220,000	1,229,150
Harris Corp. 3.832%, 04/27/25	610,000	598,123
4.400%, 06/15/28	1,145,000	1,153,951
4.854%, 04/27/35	100,000	102,047

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
L3 Technologies, Inc. 4.400%, 06/15/28	2,165,000	$2,154,922
Northrop Grumman Corp. 3.250%, 01/15/28	1,035,000	972,344
Rockwell Collins, Inc. 3.200%, 03/15/24	685,000	659,913
3.500%, 03/15/27	700,000	665,282
4.350%, 04/15/47	50,000	47,754
United Technologies Corp. 3.750%, 11/01/46	1,550,000	1,356,982

		8,940,468

Agriculture—0.4%
Altria Group, Inc. 2.625%, 09/16/26	370,000	336,935
3.875%, 09/16/46	1,195,000	1,050,016
BAT Capital Corp. 3.222%, 08/15/24 (144A)	660,000	625,174
3.557%, 08/15/27 (144A)	2,360,000	2,195,747
4.390%, 08/15/37 (144A)	725,000	680,153
BAT International Finance plc 2.750%, 06/15/20 (144A)	255,000	252,219
Philip Morris International, Inc. 2.125%, 05/10/23 (b)	1,710,000	1,602,701
2.750%, 02/25/26	770,000	715,247
4.250%, 11/10/44	545,000	516,364
Reynolds American, Inc. 4.450%, 06/12/25	737,000	741,719

		8,716,275

Airlines—0.2%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	386,000	371,093
3.550%, 01/15/30 (144A)	82,000	78,601
3.600%, 03/15/27 (144A)	537,161	519,811
American Airlines Pass-Through Trust 3.000%, 10/15/28	155,316	145,865
3.650%, 02/15/29	194,122	188,811
3.700%, 10/01/26	160,801	156,982
4.950%, 01/15/23	400,587	412,865
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	32,447	32,576
U.S. Airways Pass-Through Trust 3.950%, 11/15/25	185,919	184,394
United Airlines Pass-Through Trust 3.100%, 07/07/28	225,879	213,849
3.450%, 07/07/28 (b)	477,073	460,311
3.500%, 03/01/30	707,000	686,476
3.650%, 01/07/26	66,000	64,238
4.000%, 04/11/26	832,907	834,989

		4,350,861

Security Description	Principal Amount*	Value

Auto Manufacturers—0.4%
BMW U.S. Capital LLC 1.850%, 09/15/21 (144A)	600,000	$572,149
3.450%, 04/12/23 (144A) (b)	1,035,000	1,024,141
Daimler Finance North America LLC 2.200%, 05/05/20 (144A)	380,000	372,693
2.250%, 09/03/19 (144A)	160,000	158,279
2.250%, 03/02/20 (144A)	430,000	422,922
2.450%, 05/18/20 (144A)	630,000	620,739
3.350%, 02/22/23 (144A)	605,000	594,547
Ford Motor Co. 4.750%, 01/15/43	1,505,000	1,300,791
7.450%, 07/16/31	210,000	246,758
General Motors Co. 5.000%, 04/01/35	930,000	880,759
5.200%, 04/01/45	1,365,000	1,253,093
6.600%, 04/01/36	60,000	64,940
General Motors Financial Co., Inc. 3.700%, 05/09/23	102,000	100,068
4.000%, 01/15/25	55,000	53,319
4.000%, 10/06/26	147,000	139,361
4.300%, 07/13/25	200,000	196,213
Toyota Motor Credit Corp. 2.625%, 01/10/23	400,000	387,552

		8,388,324

Banks—6.1%
ABN AMRO Bank NV 2.450%, 06/04/20 (144A)	280,000	275,463
4.750%, 07/28/25 (144A)	400,000	397,688
ANZ New Zealand International, Ltd. 2.600%, 09/23/19 (144A) (b)	500,000	497,377
2.875%, 01/25/22 (144A)	500,000	487,749
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	895,000	877,365
6.750%, 5Y ICE Swap + 5.168%, 06/15/26 (144A) (c)	530,000	538,612
Banco Santander S.A. 3.848%, 04/12/23	1,000,000	977,992
4.379%, 04/12/28	400,000	382,451
Bank of America Corp. 2.151%, 11/09/20	710,000	693,645
2.503%, 10/21/22	2,737,000	2,621,630
3.248%, 10/21/27	2,250,000	2,096,933
3.419%, 3M LIBOR + 1.040%, 12/20/28 (b) (c)	1,220,000	1,148,843
3.550%, 3M LIBOR + 0.780%, 03/05/24 (c)	480,000	475,086
3.705%, 3M LIBOR + 1.512%, 04/24/28 (c)	3,145,000	3,033,138
3.970%, 3M LIBOR + 1.070%, 03/05/29 (c)	1,105,000	1,087,577
4.244%, 3M LIBOR + 1.814%, 04/24/38 (c)	360,000	349,695
4.443%, 3M LIBOR + 1.990%, 01/20/48 (c)	145,000	141,563
4.450%, 03/03/26	167,000	167,387
5.875%, 3M LIBOR + 2.931%, 03/15/28 (c)	330,000	322,575
6.300%, 3M LIBOR + 4.553%, 03/10/26 (b) (c)	940,000	992,875
Bank of Montreal 2.350%, 09/11/22	213,000	203,870
3.803%, 5Y USD Swap + 1.432%, 12/15/32 (c)	1,215,000	1,125,467

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of New York Mellon Corp. (The) 2.200%, 08/16/23	225,000	$211,192
2.661%, 3M LIBOR + 0.634%, 05/16/23 (c)	2,017,000	1,957,316
3.950%, 11/18/25	136,000	138,141
4.500%, 3M LIBOR + 2.460%, 06/20/23 (c)	335,000	317,412
Bank of Nova Scotia (The) 2.450%, 03/22/21	355,000	347,242
2.500%, 01/08/21	400,000	393,343
3.125%, 04/20/21	3,660,000	3,641,103
Barclays plc 4.337%, 01/10/28	604,000	573,668
4.338%, 3M LIBOR + 1.356%, 05/16/24 (c)	1,000,000	987,637
4.375%, 01/12/26	1,400,000	1,359,771
BB&T Corp. 2.450%, 01/15/20	139,000	137,642
3.950%, 03/22/22	175,000	177,649
BPCE S.A. 2.750%, 01/11/23 (144A)	600,000	573,320
3.250%, 01/11/28 (144A)	1,340,000	1,245,773
3.375%, 12/02/26	250,000	236,216
Canadian Imperial Bank of Commerce 2.700%, 02/02/21	1,515,000	1,491,803
Capital One N.A. 2.650%, 08/08/22	505,000	484,566
Citigroup, Inc. 2.150%, 07/30/18	181,000	180,961
2.750%, 04/25/22	1,000,000	967,948
2.876%, 3M LIBOR + 0.950%, 07/24/23 (c)	385,000	371,249
3.142%, 3M LIBOR + 0.722%, 01/24/23 (c)	1,918,000	1,879,098
3.200%, 10/21/26	181,000	168,317
3.520%, 3M LIBOR + 1.151%, 10/27/28 (c)	3,760,000	3,532,669
4.044%, 3M LIBOR + 1.023%, 06/01/24 (c)	2,930,000	2,945,859
4.125%, 07/25/28	74,000	70,847
4.400%, 06/10/25	230,000	228,744
4.450%, 09/29/27	265,000	260,662
4.750%, 05/18/46	580,000	551,536
Citizens Bank N.A. 3.700%, 03/29/23	1,545,000	1,541,478
Commonwealth Bank of Australia 2.500%, 09/18/22 (144A)	150,000	143,749
3.450%, 03/16/23 (144A)	150,000	148,441
3.900%, 03/16/28 (144A) (b)	300,000	296,800
Cooperatieve Rabobank UA 3.750%, 07/21/26	590,000	552,319
4.375%, 08/04/25	477,000	467,666
4.625%, 12/01/23	500,000	503,636
Credit Agricole S.A. 2.750%, 06/10/20 (144A)	330,000	325,852
3.750%, 04/24/23 (144A)	1,565,000	1,533,305
4.125%, 01/10/27 (144A)	326,000	315,394
4.375%, 03/17/25 (144A)	400,000	385,887
Credit Suisse AG 3.625%, 09/09/24	1,000,000	983,286

Security Description	Principal Amount*	Value

Banks—(Continued)
Credit Suisse Group AG 3.574%, 01/09/23 (144A)	2,039,000	$1,997,265
3.869%, 3M LIBOR + 1.410%, 01/12/29 (144A) (c)	795,000	747,561
4.282%, 01/09/28 (144A)	380,000	369,644
Danske Bank A/S 2.700%, 03/02/22 (144A) (b)	200,000	194,053
3.875%, 09/12/23 (144A)	2,400,000	2,381,369
Deutsche Bank AG 3.300%, 11/16/22	300,000	281,061
3.950%, 02/27/23	645,000	619,330
4.250%, 10/14/21	500,000	492,935
Discover Bank 3.100%, 06/04/20	895,000	890,400
3.450%, 07/27/26	625,000	579,926
4.250%, 03/13/26	940,000	918,831
Fifth Third Bancorp 3.950%, 03/14/28	250,000	246,602
Fifth Third Bank 3.850%, 03/15/26	965,000	949,117
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	1,975,000	1,899,340
2.876%, 3M LIBOR + 0.821%, 10/31/22 (c)	835,000	815,144
2.905%, 3M LIBOR + 0.990%, 07/24/23 (c)	2,715,000	2,615,005
2.908%, 3M LIBOR + 1.053%, 06/05/23 (c)	2,890,000	2,789,061
3.272%, 3M LIBOR + 1.201%, 09/29/25 (c)	403,000	382,658
3.500%, 11/16/26	1,195,000	1,125,946
3.691%, 3M LIBOR + 1.510%, 06/05/28 (c)	179,000	169,689
3.750%, 05/22/25	362,000	352,937
3.814%, 3M LIBOR + 1.158%, 04/23/29 (c)	775,000	737,132
3.850%, 01/26/27	2,925,000	2,808,958
4.017%, 3M LIBOR + 1.373%, 10/31/38 (c)	125,000	113,893
4.223%, 3M LIBOR + 1.301%, 05/01/29 (c)	1,175,000	1,157,269
4.250%, 10/21/25	27,000	26,604
5.375%, 03/15/20	250,000	258,934
HSBC Bank plc 4.750%, 01/19/21 (144A)	500,000	516,097
HSBC Holdings plc 3.262%, 3M LIBOR + 1.055%, 03/13/23 (c)	1,410,000	1,381,127
3.950%, 3M LIBOR + 0.987%, 05/18/24 (c)	3,210,000	3,198,507
4.583%, 3M LIBOR + 1.535%, 06/19/29 (c)	1,610,000	1,626,155
6.375%, 5Y ICE Swap + 4.368%, 03/30/25 (c)	355,000	348,344
Huntington Bancshares, Inc. 2.300%, 01/14/22	373,000	358,197
3.150%, 03/14/21	132,000	131,261
ING Bank NV 5.800%, 09/25/23 (144A)	360,000	381,468
Intesa Sanpaolo S.p.A. 3.875%, 07/14/27 (144A)	1,220,000	1,052,684
3.875%, 01/12/28 (144A)	400,000	342,887
KeyBank N.A. 3.400%, 05/20/26	455,000	433,088
KeyCorp 5.100%, 03/24/21 (b)	200,000	208,817
Lloyds Banking Group plc 3.574%, 5Y ICE Swap + 1.205%, 11/07/28 (c)	2,015,000	1,859,100
3.750%, 01/11/27	444,000	419,691
4.375%, 03/22/28	283,000	279,185

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Macquarie Bank, Ltd. 4.000%, 07/29/25 (144A)	200,000	$198,155
Macquarie Group, Ltd. 3.189%, 5Y ICE Swap + 1.023%, 11/28/23 (144A) (c)	875,000	834,872
3.763%, 3M LIBOR + 1.372%, 11/28/28 (144A) (c)	638,000	588,735
6.000%, 01/14/20 (144A)	500,000	519,976
Mitsubishi UFJ Financial Group, Inc. 2.665%, 07/25/22	300,000	289,551
2.998%, 02/22/22	192,000	188,498
3.777%, 03/02/25	380,000	378,655
Mitsubishi UFJ Trust & Banking Corp. 2.450%, 10/16/19 (144A)	400,000	396,664
Mizuho Bank, Ltd. 2.450%, 04/16/19 (144A)	200,000	199,379
Morgan Stanley 3.125%, 01/23/23	300,000	292,720
3.539%, 3M LIBOR + 1.180%, 01/20/22 (b) (c)	1,015,000	1,028,237
3.591%, 3M LIBOR + 1.340%, 07/22/28 (c)	2,585,000	2,456,906
3.625%, 01/20/27	1,190,000	1,142,669
3.737%, 3M LIBOR + 0.847%, 04/24/24 (c)	4,975,000	4,945,149
3.772%, 3M LIBOR + 1.140%, 01/24/29 (c)	855,000	823,646
3.971%, 3M LIBOR + 1.455%, 07/22/38 (c)	430,000	398,428
4.350%, 09/08/26	500,000	493,176
5.500%, 01/26/20	100,000	103,459
6.250%, 08/09/26	525,000	591,639
MUFG Americas Holdings Corp. 3.000%, 02/10/25	145,000	138,594
National Australia Bank, Ltd. 2.800%, 01/10/22	350,000	341,141
National City Bank of Indiana 4.250%, 07/01/18	250,000	250,000
Northern Trust Corp. 3.375%, 3M LIBOR + 1.131%, 05/08/32 (c)	105,000	98,639
PNC Bank N.A. 4.200%, 11/01/25	250,000	254,165
Royal Bank of Scotland Group plc 3.498%, 3M LIBOR + 1.480%, 05/15/23 (c)	4,745,000	4,596,519
4.519%, 3M LIBOR + 1.550%, 06/25/24 (c)	260,000	260,186
4.892%, 3M LIBOR + 1.754%, 05/18/29 (c)	200,000	199,110
Santander UK Group Holdings plc 3.373%, 3M LIBOR + 1.080%, 01/05/24 (c)	1,625,000	1,562,486
4.750%, 09/15/25 (144A) (b)	200,000	195,303
Skandinaviska Enskilda Banken AB 2.450%, 05/27/20 (144A)	535,000	527,082
Societe Generale S.A. 4.250%, 04/14/25 (144A)	350,000	335,982
State Street Bank and Trust Co. 5.250%, 10/15/18	215,000	216,561
State Street Corp. 2.653%, 3M LIBOR + 0.635%, 05/15/23 (c)	484,000	470,534
Sumitomo Mitsui Financial Group, Inc. 2.778%, 10/18/22	745,000	719,014
2.784%, 07/12/22 (b)	450,000	435,635
2.846%, 01/11/22	200,000	195,342
3.102%, 01/17/23	1,398,000	1,365,972

Security Description	Principal Amount*	Value

Banks—(Continued)
SunTrust Banks, Inc. 2.750%, 05/01/23	300,000	$289,758
3.300%, 05/15/26	945,000	892,122
4.000%, 05/01/25	106,000	106,505
Swedbank AB 2.800%, 03/14/22 (144A)	500,000	489,415
Toronto-Dominion Bank 3.250%, 06/11/21	1,490,000	1,489,555
3.625%, 5Y USD Swap + 2.205%, 09/15/31 (c)	100,000	94,110
U.S. Bancorp 3.150%, 04/27/27	250,000	238,973
UBS AG 2.450%, 12/01/20 (144A)	200,000	195,503
UBS Group Funding Switzerland AG 2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (c)	1,776,000	1,699,837
3.491%, 05/23/23 (144A)	2,155,000	2,106,759
Wells Fargo & Co. 3.000%, 04/22/26	1,119,000	1,037,365
3.069%, 01/24/23	3,220,000	3,131,243
4.400%, 06/14/46 (b)	345,000	315,850
4.650%, 11/04/44 (b)	2,015,000	1,919,549
4.750%, 12/07/46	145,000	140,313
Westpac Banking Corp. 2.500%, 06/28/22	450,000	432,509
2.750%, 01/11/23 (b)	555,000	529,293
3.400%, 01/25/28	150,000	142,894
3.650%, 05/15/23	315,000	315,303
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (c)	1,335,000	1,286,285
4.875%, 11/19/19	400,000	410,124

		135,277,794

Beverages—0.4%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	373,000	369,881
4.700%, 02/01/36	1,930,000	1,956,146
Anheuser-Busch InBev Worldwide, Inc. 4.000%, 04/13/28	150,000	149,652
4.375%, 04/15/38	1,755,000	1,703,762
4.439%, 10/06/48	1,180,000	1,135,546
Constellation Brands, Inc. 4.100%, 02/15/48	160,000	142,363
Dr Pepper Snapple Group, Inc. 2.550%, 09/15/26	2,070,000	1,811,776
3.430%, 06/15/27	75,000	69,295
PepsiCo, Inc. 3.450%, 10/06/46	495,000	443,922

		7,782,343

Biotechnology—0.2%
Amgen, Inc. 2.600%, 08/19/26	440,000	397,149
4.400%, 05/01/45	590,000	562,313
4.563%, 06/15/48	386,000	379,339
Baxalta, Inc. 3.600%, 06/23/22	110,000	108,870

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—(Continued)
Celgene Corp. 3.625%, 05/15/24	500,000	$487,802
4.350%, 11/15/47	580,000	510,782
4.550%, 02/20/48	120,000	109,582
Gilead Sciences, Inc. 3.500%, 02/01/25	95,000	93,564
3.650%, 03/01/26	120,000	118,474
3.700%, 04/01/24	320,000	320,612
4.000%, 09/01/36	1,060,000	1,019,951
4.150%, 03/01/47	360,000	344,116
4.600%, 09/01/35	495,000	509,451

		4,962,005

Building Materials—0.1%
Martin Marietta Materials, Inc. 3.450%, 06/01/27	208,000	193,504
4.250%, 12/15/47	610,000	528,660
Masco Corp. 3.500%, 11/15/27	765,000	704,197
4.500%, 05/15/47	255,000	223,210
6.500%, 08/15/32	150,000	167,522
Owens Corning 4.300%, 07/15/47	440,000	362,110
4.400%, 01/30/48	335,000	279,703
Vulcan Materials Co. 4.500%, 06/15/47	180,000	163,422

		2,622,328

Chemicals—0.1%
Air Liquide Finance S.A. 1.750%, 09/27/21 (144A)	450,000	428,183
CF Industries, Inc. 4.500%, 12/01/26 (144A)	315,000	312,767
Dow Chemical Co. (The) 3.000%, 11/15/22	82,000	79,855
4.125%, 11/15/21	27,000	27,524
8.550%, 05/15/19	45,000	47,164
Mosaic Co. (The) 4.050%, 11/15/27 (b)	770,000	735,843
4.875%, 11/15/41	100,000	90,806
5.625%, 11/15/43	200,000	201,463
Nutrien, Ltd. 3.375%, 03/15/25	200,000	188,227
5.875%, 12/01/36	400,000	455,718
Sherwin-Williams Co. (The) 3.125%, 06/01/24	103,000	98,378
4.500%, 06/01/47 (b)	100,000	95,441

		2,761,369

Commercial Services—0.0%
Western Union Co. (The) 3.600%, 03/15/22	150,000	148,970

Security Description	Principal Amount*	Value

Computers—0.4%
Apple, Inc. 2.450%, 08/04/26	3,665,000	$3,363,891
2.850%, 05/11/24	146,000	141,352
3.000%, 02/09/24	100,000	97,943
3.200%, 05/11/27	100,000	96,447
3.450%, 02/09/45	520,000	464,737
3.750%, 11/13/47	155,000	145,575
3.850%, 05/04/43	200,000	190,963
3.850%, 08/04/46	970,000	914,904
Dell International LLC / EMC Corp. 6.020%, 06/15/26 (144A)	3,117,000	3,274,070
DXC Technology Co. 4.250%, 04/15/24	60,000	59,935
IBM Credit LLC 3.000%, 02/06/23	1,195,000	1,168,580

		9,918,397

Cosmetics/Personal Care—0.0%
Unilever Capital Corp. 2.000%, 07/28/26	160,000	141,959

Diversified Financial Services—0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300%, 01/23/23	200,000	192,236
3.500%, 01/15/25	2,555,000	2,396,812
Air Lease Corp. 3.250%, 03/01/25	820,000	760,809
3.625%, 12/01/27	130,000	118,676
American Express Co. 3.000%, 10/30/24	800,000	763,320
3.375%, 05/17/21	1,930,000	1,932,301
3.400%, 02/27/23 (b)	930,000	919,204
BOC Aviation, Ltd. 2.750%, 09/18/22 (144A)	220,000	209,112
Capital One Bank USA N.A. 3.375%, 02/15/23	1,415,000	1,378,298
GE Capital International Funding Co. 4.418%, 11/15/35	3,652,000	3,537,984
International Lease Finance Corp. 8.625%, 01/15/22	150,000	172,090
National Rural Utilities Cooperative Finance Corp. 2.700%, 02/15/23	285,000	276,637
2.850%, 01/27/25	1,870,000	1,787,539
2.950%, 02/07/24	87,000	84,031
3.400%, 02/07/28	515,000	499,998
ORIX Corp. 2.900%, 07/18/22	80,000	77,830
Synchrony Financial 3.950%, 12/01/27	1,480,000	1,365,311
4.250%, 08/15/24	200,000	196,063

		16,668,251

Electric—2.0%
AEP Texas, Inc. 3.950%, 06/01/28 (144A)	1,655,000	1,649,795

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Arizona Public Service Co. 8.750%, 03/01/19	165,000	$171,279
Atlantic City Electric Co. 7.750%, 11/15/18	135,000	137,407
Avangrid, Inc. 3.150%, 12/01/24	72,000	69,228
Baltimore Gas & Electric Co. 2.800%, 08/15/22	143,000	139,768
3.350%, 07/01/23	565,000	558,716
Cleveland Electric Illuminating Co. (The) 3.500%, 04/01/28 (144A)	145,000	137,510
5.500%, 08/15/24	187,000	205,089
CMS Energy Corp. 3.875%, 03/01/24	70,000	70,205
Commonwealth Edison Co. 4.000%, 03/01/48	425,000	415,735
Connecticut Light & Power Co. (The) 4.000%, 04/01/48 (b)	177,000	176,124
Consolidated Edison Co. of New York, Inc. 5.700%, 12/01/36	300,000	352,646
Consolidated Edison, Inc. 2.000%, 05/15/21	580,000	559,672
Dominion Energy, Inc. 2.850%, 08/15/26	2,563,000	2,320,863
3.900%, 10/01/25	375,000	370,430
5.250%, 08/01/33	400,000	426,864
DTE Electric Co. 4.050%, 05/15/48	475,000	471,704
Duke Energy Carolinas LLC 6.000%, 12/01/28	100,000	116,413
Duke Energy Corp. 2.650%, 09/01/26	2,645,000	2,382,278
Duke Energy Florida LLC 3.800%, 07/15/28	1,745,000	1,754,450
4.200%, 07/15/48	590,000	594,498
Duke Energy Indiana LLC 3.750%, 05/15/46	920,000	869,299
Duquesne Light Holdings, Inc. 3.616%, 08/01/27 (144A)	240,000	227,462
Edison International 4.125%, 03/15/28	100,000	98,460
EDP Finance B.V. 5.250%, 01/14/21 (144A) (b)	425,000	437,976
Electricite de France S.A. 4.875%, 01/22/44 (144A)	165,000	166,497
Emera U.S. Finance L.P. 3.550%, 06/15/26	1,445,000	1,360,557
4.750%, 06/15/46	231,000	226,981
Enel Finance International NV 3.500%, 04/06/28 (144A)	685,000	615,523
3.625%, 05/25/27 (144A)	220,000	201,237
Entergy Corp. 2.950%, 09/01/26	1,400,000	1,277,353
Entergy Louisiana LLC 2.400%, 10/01/26	645,000	585,037

Security Description	Principal Amount*	Value

Electric—(Continued)
Entergy Mississippi, Inc. 2.850%, 06/01/28	245,000	$224,594
Eversource Energy 3.300%, 01/15/28	720,000	684,430
Exelon Corp. 2.450%, 04/15/21	60,000	58,311
3.400%, 04/15/26	1,545,000	1,467,396
Exelon Generation Co. LLC 3.400%, 03/15/22	195,000	193,707
Fortis, Inc. 3.055%, 10/04/26	717,000	653,262
Gulf Power Co. 3.300%, 05/30/27	520,000	500,482
Indiana Michigan Power Co. 3.850%, 05/15/28	1,360,000	1,363,503
ITC Holdings Corp. 3.250%, 06/30/26	855,000	803,194
3.350%, 11/15/27	710,000	665,856
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	505,000	510,954
6.150%, 06/01/37	100,000	119,112
Kansas City Power & Light Co. 3.150%, 03/15/23	100,000	97,634
Metropolitan Edison Co. 3.500%, 03/15/23 (144A)	220,000	217,749
4.000%, 04/15/25 (144A)	230,000	229,575
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	140,000	139,980
Nevada Power Co. 6.500%, 08/01/18	425,000	426,218
NextEra Energy Capital Holdings, Inc. 2.400%, 09/15/19	159,000	157,754
Niagara Mohawk Power Corp. 4.278%, 10/01/34 (144A)	264,000	273,036
Northern States Power Co. 2.150%, 08/15/22	500,000	477,916
Oncor Electric Delivery Co. LLC 2.950%, 04/01/25	30,000	28,782
Pacific Gas & Electric Co. 2.450%, 08/15/22	91,000	84,407
2.950%, 03/01/26	435,000	388,020
3.250%, 06/15/23	300,000	286,448
3.300%, 12/01/27	465,000	417,544
3.500%, 06/15/25	560,000	522,424
3.950%, 12/01/47	160,000	136,872
4.250%, 03/15/46	205,000	182,913
6.050%, 03/01/34	130,000	140,383
PacifiCorp 5.500%, 01/15/19	65,000	65,965
Pennsylvania Electric Co. 3.250%, 03/15/28 (144A)	400,000	372,952
PPL Capital Funding, Inc. 3.100%, 05/15/26	1,900,000	1,763,779
PSEG Power LLC 3.850%, 06/01/23	570,000	567,387

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Public Service Co. of Colorado 5.800%, 08/01/18	130,000	$130,327
Public Service Co. of New Hampshire 3.500%, 11/01/23	55,000	54,992
Public Service Co. of Oklahoma 5.150%, 12/01/19	50,000	51,323
6.625%, 11/15/37	100,000	127,987
Public Service Electric & Gas Co. 2.250%, 09/15/26	203,000	183,404
3.650%, 09/01/42	56,000	53,618
Rochester Gas & Electric Corp. 3.100%, 06/01/27 (144A)	383,000	363,315
San Diego Gas & Electric Co. 5.350%, 05/15/35	100,000	115,270
Sempra Energy 2.400%, 03/15/20	120,000	118,334
3.400%, 02/01/28 (b)	210,000	197,016
4.000%, 02/01/48	590,000	530,272
9.800%, 02/15/19	200,000	208,107
Sierra Pacific Power Co. 2.600%, 05/01/26	3,186,000	2,943,225
6.750%, 07/01/37	150,000	199,890
Southern California Edison Co. 3.400%, 06/01/23	620,000	617,766
3.500%, 10/01/23	239,000	238,539
4.125%, 03/01/48	1,475,000	1,395,543
4.650%, 10/01/43	200,000	204,958
Southern Power Co. 4.950%, 12/15/46	259,000	260,452
5.150%, 09/15/41	200,000	203,280
Southwestern Electric Power Co. 3.900%, 04/01/45	165,000	155,747
Southwestern Public Service Co. 3.700%, 08/15/47	470,000	432,736
Toledo Edison Co. (The) 6.150%, 05/15/37	250,000	304,782
7.250%, 05/01/20	15,000	16,006
Union Electric Co. 2.950%, 06/15/27	214,000	201,657
4.000%, 04/01/48	975,000	956,162
Virginia Electric & Power Co. 3.450%, 02/15/24	122,000	121,036
3.800%, 04/01/28	440,000	437,444
Xcel Energy, Inc. 3.350%, 12/01/26	370,000	355,223
4.000%, 06/15/28 (b)	725,000	724,915

		45,272,921

Electronics—0.0%
Arrow Electronics, Inc. 3.875%, 01/12/28	127,000	119,011

Food—0.3%
Campbell Soup Co. 3.950%, 03/15/25	330,000	318,184
4.150%, 03/15/28 (b)	895,000	852,218

Security Description	Principal Amount*	Value

Food—(Continued)
Kraft Heinz Foods Co. 3.000%, 06/01/26	910,000	$819,477
4.375%, 06/01/46 (b)	925,000	800,221
5.200%, 07/15/45	84,000	81,717
6.125%, 08/23/18	590,000	593,009
Kroger Co. (The) 3.875%, 10/15/46	955,000	791,535
McCormick & Co., Inc. 3.150%, 08/15/24	505,000	482,651
3.400%, 08/15/27	132,000	124,800
Sysco Corp. 3.750%, 10/01/25	83,000	81,897
4.450%, 03/15/48	330,000	318,990
4.850%, 10/01/45	73,000	74,509
Tyson Foods, Inc. 2.650%, 08/15/19	96,000	95,615
4.550%, 06/02/47 (b)	95,000	90,977
4.875%, 08/15/34	250,000	251,922

		5,777,722

Forest Products & Paper—0.0%
International Paper Co. 3.800%, 01/15/26	565,000	548,697
4.350%, 08/15/48	340,000	304,991

		853,688

Gas—0.2%
Atmos Energy Corp. 8.500%, 03/15/19	350,000	363,407
Brooklyn Union Gas Co. (The) 4.273%, 03/15/48 (144A)	300,000	298,741
Dominion Energy Gas Holdings LLC 2.800%, 11/15/20	433,000	427,815
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	345,000	319,277
NiSource Finance Corp. 3.490%, 05/15/27	2,130,000	2,036,726
NiSource, Inc. 6.250%, 12/15/40	75,000	88,895
Southern California Gas Co. 4.125%, 06/01/48	400,000	400,808
Southern Co. Gas Capital Corp. 3.250%, 06/15/26	425,000	403,354

		4,339,023

Healthcare-Products—0.3%
Abbott Laboratories 3.750%, 11/30/26	2,085,000	2,049,392
Becton Dickinson & Co. 2.894%, 06/06/22	135,000	130,577
3.363%, 06/06/24	877,000	842,433
3.700%, 06/06/27	1,140,000	1,079,126
Covidien International Finance S.A. 2.950%, 06/15/23 (b)	365,000	357,978

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—(Continued)
Medtronic, Inc. 3.500%, 03/15/25	1,360,000	$1,345,741
4.375%, 03/15/35	259,000	267,858
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	802,000	740,903
3.150%, 01/15/23	228,000	222,960
4.150%, 02/01/24	286,000	290,287
Zimmer Biomet Holdings, Inc. 3.700%, 03/19/23 (b)	341,000	338,565

		7,665,820

Healthcare-Services—0.2%
Aetna, Inc. 3.875%, 08/15/47	845,000	755,976
Anthem, Inc. 2.300%, 07/15/18	420,000	419,947
3.650%, 12/01/27	1,890,000	1,790,377
4.101%, 03/01/28	285,000	278,797
Magellan Health, Inc. 4.400%, 09/22/24	150,000	146,793
UnitedHealth Group, Inc. 2.750%, 02/15/23	46,000	44,531
2.875%, 03/15/22	400,000	394,571
2.875%, 03/15/23	300,000	292,349
3.100%, 03/15/26	120,000	114,521
3.750%, 10/15/47	155,000	142,466
3.950%, 10/15/42	250,000	236,926
4.250%, 06/15/48	555,000	556,539

		5,173,793

Household Products/Wares—0.1%
Reckitt Benckiser Treasury Services plc 2.750%, 06/26/24 (144A)	1,140,000	1,077,004

Housewares—0.0%
Newell Brands, Inc. 4.200%, 04/01/26 (b)	470,000	454,046
5.375%, 04/01/36	80,000	79,624
5.500%, 04/01/46 (b)	255,000	248,547

		782,217

Insurance—0.5%
AIA Group, Ltd. 3.900%, 04/06/28 (144A)	210,000	209,461
American International Group, Inc. 3.875%, 01/15/35	2,085,000	1,854,859
4.200%, 04/01/28 (b)	165,000	161,431
Assurant, Inc. 4.200%, 09/27/23	150,000	149,906
Athene Global Funding 2.750%, 04/20/20 (144A)	352,000	347,729
4.000%, 01/25/22 (144A)	184,000	185,319
Athene Holding, Ltd. 4.125%, 01/12/28	85,000	78,384

Security Description	Principal Amount*	Value

Insurance—(Continued)
Chubb INA Holdings, Inc. 2.700%, 03/13/23	200,000	$193,596
Great-West Lifeco Finance Delaware L.P. 4.150%, 06/03/47 (144A)	150,000	140,892
Guardian Life Global Funding 2.500%, 05/08/22 (144A)	250,000	242,124
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	300,000	282,706
Jackson National Life Global Funding 3.250%, 01/30/24 (144A)	173,000	169,600
3.300%, 06/11/21 (144A)	495,000	494,420
3.875%, 06/11/25 (144A)	570,000	570,011
Lincoln National Corp. 3.800%, 03/01/28	1,415,000	1,352,070
6.250%, 02/15/20	375,000	393,078
Manulife Financial Corp. 4.061%, 5Y USD Swap + 1.647%, 02/24/32 (c)	505,000	478,929
4.150%, 03/04/26	750,000	748,681
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	60,000	93,922
New York Life Global Funding 3.000%, 01/10/28 (144A)	485,000	454,933
OneBeacon U.S. Holdings, Inc. 4.600%, 11/09/22	150,000	151,326
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (c)	50,000	45,397
Pricoa Global Funding I 2.200%, 06/03/21 (144A)	423,000	410,494
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (c)	90,000	89,550
Prudential Financial, Inc. 3.905%, 12/07/47	935,000	841,057
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	400,000	498,559
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	100,000	95,633
Travelers Cos., Inc. (The) 3.900%, 11/01/20	25,000	25,423

		10,759,490

Internet—0.1%
Amazon.com, Inc. 3.150%, 08/22/27 (b)	1,150,000	1,101,343
3.875%, 08/22/37	335,000	326,998
4.050%, 08/22/47	730,000	715,111
Booking Holdings, Inc. 2.750%, 03/15/23	71,000	68,500

		2,211,952

Iron/Steel—0.0%
Nucor Corp. 4.000%, 08/01/23	290,000	295,009

Machinery-Construction & Mining—0.0%
Caterpillar Financial Services Corp. 1.931%, 10/01/21	147,000	141,170

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—0.0%
John Deere Capital Corp. 2.800%, 01/27/23	122,000	$119,273
Roper Technologies, Inc. 3.000%, 12/15/20	83,000	82,402
3.800%, 12/15/26	100,000	96,981

		298,656

Media—0.6%
CBS Corp. 3.375%, 02/15/28 (b)	1,735,000	1,561,502
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.750%, 02/15/28	895,000	810,566
5.375%, 04/01/38	938,000	886,080
5.375%, 05/01/47	1,355,000	1,230,473
6.384%, 10/23/35	179,000	187,056
Comcast Corp. 3.200%, 07/15/36	2,000,000	1,663,898
3.400%, 07/15/46	2,475,000	2,007,029
4.250%, 01/15/33	303,000	295,895
5.650%, 06/15/35	700,000	775,657
6.500%, 11/15/35	90,000	107,004
7.050%, 03/15/33	187,000	232,375
COX Communications, Inc. 3.500%, 08/15/27 (144A)	235,000	218,611
4.600%, 08/15/47 (144A)	615,000	562,009
Discovery Communications LLC 3.950%, 03/20/28 (b)	158,000	149,628
Grupo Televisa S.A.B. 8.500%, 03/11/32 (b)	100,000	122,639
Time Warner Cable LLC 5.000%, 02/01/20	585,000	597,213
Time Warner Entertainment Co. L.P. 8.375%, 07/15/33	465,000	574,105
Time Warner, Inc. 2.950%, 07/15/26	1,350,000	1,213,600
4.750%, 03/29/21	500,000	515,943
Viacom, Inc. 4.375%, 03/15/43	284,000	238,290
Walt Disney Co. (The) 1.850%, 07/30/26	136,000	118,751
3.700%, 12/01/42	265,000	241,751

		14,310,075

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 2.500%, 01/15/23	300,000	289,153
4.200%, 06/15/35	60,000	60,908

		350,061

Mining—0.1%
Anglo American Capital plc 3.625%, 09/11/24 (144A) (b)	505,000	478,139
4.000%, 09/11/27 (144A)	300,000	279,307

Security Description	Principal Amount*	Value

Mining—(Continued)
Glencore Funding LLC 4.000%, 03/27/27 (144A)	315,000	$297,336
4.625%, 04/29/24 (144A)	200,000	201,083
Newcrest Finance Pty, Ltd. 5.750%, 11/15/41 (144A)	218,000	224,200

		1,480,065

Miscellaneous Manufacturing—0.1%
Eaton Corp. 3.103%, 09/15/27	540,000	504,748
5.800%, 03/15/37	100,000	115,916
General Electric Co. 3.450%, 05/15/24	293,000	287,188
4.125%, 10/09/42	485,000	450,445
Parker-Hannifin Corp. 3.300%, 11/21/24	114,000	112,224
Siemens Financieringsmaatschappij NV 2.000%, 09/15/23 (144A)	390,000	362,234
3.125%, 03/16/24 (144A)	500,000	488,288

		2,321,043

Oil & Gas—0.7%
Anadarko Petroleum Corp. 3.450%, 07/15/24 (b)	1,840,000	1,768,044
5.550%, 03/15/26 (b)	340,000	364,384
BP Capital Markets plc 2.241%, 09/26/18	650,000	649,774
3.017%, 01/16/27	200,000	189,305
3.224%, 04/14/24	800,000	784,954
3.279%, 09/19/27 (b)	635,000	610,500
3.588%, 04/14/27	200,000	197,149
3.814%, 02/10/24	500,000	505,105
Canadian Natural Resources, Ltd. 3.800%, 04/15/24	111,000	110,015
Cenovus Energy, Inc. 4.250%, 04/15/27 (b)	1,305,000	1,256,968
5.700%, 10/15/19	325,000	333,320
6.750%, 11/15/39	101,000	110,914
Chevron Corp. 2.355%, 12/05/22	330,000	315,491
2.566%, 05/16/23	400,000	385,502
2.895%, 03/03/24	161,000	156,608
2.954%, 05/16/26 (b)	885,000	849,057
Encana Corp. 6.500%, 08/15/34	195,000	222,368
7.375%, 11/01/31	250,000	305,823
Eni USA, Inc. 7.300%, 11/15/27	100,000	120,509
Marathon Petroleum Corp. 4.750%, 09/15/44	155,000	147,470
Noble Energy, Inc. 3.850%, 01/15/28	1,355,000	1,294,890
5.250%, 11/15/43	56,000	56,974
6.000%, 03/01/41	160,000	175,979

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Occidental Petroleum Corp. 4.625%, 06/15/45	79,000	$82,612
Phillips 66 3.900%, 03/15/28 (b)	1,220,000	1,190,696
4.875%, 11/15/44	550,000	568,147
Shell International Finance B.V. 2.375%, 08/21/22	440,000	425,730
2.500%, 09/12/26	220,000	203,814
3.250%, 05/11/25	1,180,000	1,156,185
3.625%, 08/21/42	25,000	22,822
3.750%, 09/12/46	958,000	890,512
Total Capital International S.A. 3.700%, 01/15/24	400,000	403,317

		15,854,938

Oil & Gas Services—0.2%
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/27	425,000	395,475
Halliburton Co. 4.850%, 11/15/35	775,000	801,399
Schlumberger Holdings Corp. 2.350%, 12/21/18 (144A)	400,000	399,215
4.000%, 12/21/25 (144A)	1,745,000	1,739,174

		3,335,263

Packaging & Containers—0.0%
WestRock Co. 3.750%, 03/15/25 (144A)	150,000	147,056

Pharmaceuticals—0.8%
AbbVie, Inc. 2.300%, 05/14/21	105,000	102,031
3.200%, 05/14/26	1,200,000	1,120,497
4.500%, 05/14/35	690,000	671,559
Allergan Funding SCS 3.450%, 03/15/22	225,000	221,397
4.550%, 03/15/35	975,000	922,500
CVS Health Corp. 2.875%, 06/01/26 (b)	5,540,000	5,042,869
4.300%, 03/25/28	1,200,000	1,183,691
4.780%, 03/25/38	70,000	68,850
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	305,421	299,679
5.880%, 01/10/28	418,394	444,025
7.507%, 01/10/32 (144A)	157,497	184,638
8.353%, 07/10/31 (144A)	156,393	189,012
GlaxoSmithKline Capital plc 2.850%, 05/08/22	500,000	491,538
GlaxoSmithKline Capital, Inc. 2.800%, 03/18/23	143,000	139,405
3.625%, 05/15/25	1,265,000	1,262,822
5.375%, 04/15/34	300,000	345,581
Johnson & Johnson 3.400%, 01/15/38	123,000	116,173

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Mylan, Inc. 4.550%, 04/15/28 (144A)	400,000	$390,902
Novartis Capital Corp. 3.400%, 05/06/24	527,000	525,729
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	2,418,000	2,274,841
3.200%, 09/23/26	880,000	806,422

		16,804,161

Pipelines—0.9%
APT Pipelines, Ltd. 4.250%, 07/15/27 (144A)	70,000	68,601
Boardwalk Pipelines L.P. 4.450%, 07/15/27	37,000	35,928
5.750%, 09/15/19	290,000	297,501
Buckeye Partners L.P. 5.600%, 10/15/44	310,000	289,307
5.850%, 11/15/43	255,000	245,762
Columbia Pipeline Group, Inc. 4.500%, 06/01/25	805,000	803,153
Enable Midstream Partners L.P. 4.950%, 05/15/28	935,000	908,950
Enbridge, Inc. 6.250%, 3M LIBOR + 3.641%, 03/01/78 (c)	775,000	729,036
Energy Transfer L.P. 4.750%, 01/15/26	128,000	126,911
6.050%, 06/01/41	220,000	219,712
Energy Transfer Partners L.P. 5.150%, 02/01/43	804,000	716,743
EnLink Midstream Partners L.P. 2.700%, 04/01/19	140,000	138,635
Enterprise Products Operating LLC 3.350%, 03/15/23	500,000	492,655
3.750%, 02/15/25	67,000	66,346
3.900%, 02/15/24	82,000	82,109
4.850%, 03/15/44	310,000	308,597
4.900%, 05/15/46	1,025,000	1,027,009
4.950%, 10/15/54	33,000	32,260
Kinder Morgan Energy Partners L.P. 5.000%, 03/01/43	220,000	204,055
5.625%, 09/01/41	190,000	189,253
Kinder Morgan, Inc. 4.300%, 03/01/28	500,000	485,745
5.200%, 03/01/48 (b)	330,000	319,050
5.300%, 12/01/34	640,000	633,851
Magellan Midstream Partners L.P. 6.550%, 07/15/19	695,000	719,922
MPLX L.P. 4.000%, 02/15/25	95,000	92,881
4.000%, 03/15/28 (b)	155,000	147,417
4.125%, 03/01/27	315,000	300,480
4.500%, 04/15/38 (b)	244,000	225,370
4.700%, 04/15/48	130,000	120,537
4.875%, 12/01/24	110,000	113,406
5.200%, 03/01/47	141,000	140,101

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
ONEOK Partners L.P. 3.375%, 10/01/22	65,000	$64,119
3.800%, 03/15/20	220,000	221,112
4.900%, 03/15/25	1,850,000	1,910,161
5.000%, 09/15/23	145,000	150,645
6.650%, 10/01/36	140,000	163,127
ONEOK, Inc. 4.550%, 07/15/28	375,000	378,296
Phillips 66 Partners L.P. 4.900%, 10/01/46	308,000	295,221
Plains All American Pipeline L.P. / PAA Finance Corp. 3.850%, 10/15/23	350,000	341,118
5.750%, 01/15/20 (b)	610,000	629,647
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	102,000	105,930
8.000%, 03/01/32	70,000	90,514
Spectra Energy Partners L.P. 2.950%, 09/25/18	140,000	140,033
Sunoco Logistics Partners Operations L.P. 4.250%, 04/01/24	91,000	90,139
4.950%, 01/15/43	295,000	256,594
5.350%, 05/15/45	1,040,000	946,735
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	46,000	43,981
3.500%, 01/15/28 (144A)	45,000	42,372
TransCanada PipeLines, Ltd. 4.250%, 05/15/28	1,965,000	1,971,176
4.625%, 03/01/34	200,000	199,828
4.750%, 05/15/38 (b)	150,000	149,944
5.850%, 03/15/36	176,000	196,969
7.125%, 01/15/19	142,000	145,285
7.250%, 08/15/38	300,000	379,384
Western Gas Partners L.P. 3.950%, 06/01/25	157,000	148,062
5.300%, 03/01/48	34,000	31,243
5.375%, 06/01/21	149,000	154,451
5.450%, 04/01/44	102,000	96,173
Williams Partners L.P. 3.900%, 01/15/25	217,000	211,688
4.000%, 09/15/25	700,000	684,164

		20,519,394

Real Estate—0.2%
China Overseas Finance Investment Cayman V, Ltd. Zero Coupon, 01/05/23	4,400,000	4,609,000
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 03/20/22 (144A)	235,000	231,897
3.875%, 03/20/27 (144A)	243,000	240,047

		5,080,944

Real Estate Investment Trusts—0.4%
American Tower Corp. 3.125%, 01/15/27	605,000	540,695
3.375%, 10/15/26	776,000	718,252
3.600%, 01/15/28	260,000	240,907

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
AvalonBay Communities, Inc. 2.900%, 10/15/26 (b)	124,000	$114,944
Boston Properties L.P. 3.200%, 01/15/25	266,000	253,177
3.650%, 02/01/26	435,000	419,558
Brixmor Operating Partnership L.P. 3.850%, 02/01/25	100,000	96,449
Crown Castle International Corp. 3.700%, 06/15/26	274,000	258,360
4.000%, 03/01/27	47,000	45,245
DDR Corp. 4.700%, 06/01/27	94,000	94,668
Digital Realty Trust L.P. 3.700%, 08/15/27	115,000	109,288
Duke Realty L.P. 3.250%, 06/30/26	60,000	56,275
EPR Properties 4.500%, 06/01/27 (b)	207,000	197,701
4.950%, 04/15/28	780,000	763,123
ERP Operating L.P. 3.500%, 03/01/28	184,000	177,626
4.625%, 12/15/21	60,000	62,193
4.750%, 07/15/20	190,000	195,228
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	805,000	759,355
Government Properties Income Trust 3.750%, 08/15/19	400,000	400,501
4.000%, 07/15/22	140,000	138,344
HCP, Inc. 3.875%, 08/15/24	357,000	349,137
4.200%, 03/01/24	125,000	124,917
Kimco Realty Corp. 3.800%, 04/01/27	200,000	190,240
National Retail Properties, Inc. 4.000%, 11/15/25	100,000	98,110
Realty Income Corp. 3.875%, 07/15/24 (b)	200,000	198,122
3.875%, 04/15/25 (b)	125,000	123,242
Senior Housing Properties Trust 3.250%, 05/01/19	120,000	119,916
4.750%, 02/15/28	130,000	125,595
Ventas Realty L.P. 3.750%, 05/01/24	300,000	295,168
3.850%, 04/01/27	508,000	487,490
4.125%, 01/15/26	68,000	66,905
Ventas Realty L.P. / Ventas Capital Corp. 3.250%, 08/15/22	285,000	279,502
VEREIT Operating Partnership L.P. 4.600%, 02/06/24	621,000	621,230
Welltower, Inc. 4.000%, 06/01/25	410,000	402,101
4.250%, 04/15/28	650,000	638,697

		9,762,261

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—0.3%
Darden Restaurants, Inc. 4.550%, 02/15/48	425,000	$394,704
Home Depot, Inc. (The) 2.125%, 09/15/26	3,768,000	3,360,753
Lowe’s Cos., Inc. 3.700%, 04/15/46	375,000	334,348
Macy’s Retail Holdings, Inc. 4.300%, 02/15/43	90,000	70,028
McDonald’s Corp. 3.350%, 04/01/23	45,000	44,859
3.625%, 05/01/43	605,000	529,366
4.450%, 03/01/47	60,000	59,210
4.600%, 05/26/45	295,000	297,394
6.300%, 10/15/37	160,000	195,891
Target Corp. 3.625%, 04/15/46	290,000	258,363
Walmart, Inc. 3.950%, 06/28/38	1,585,000	1,588,949

		7,133,865

Savings & Loans—0.1%
Nationwide Building Society 4.000%, 09/14/26 (144A)	250,000	233,501
4.302%, 3M LIBOR + 1.452%, 03/08/29 (144A) (c)	985,000	948,379

		1,181,880

Semiconductors—0.2%
Analog Devices, Inc. 4.500%, 12/05/36	113,000	112,614
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.125%, 01/15/25	800,000	742,130
3.500%, 01/15/28	245,000	223,104
3.625%, 01/15/24	242,000	234,258
3.875%, 01/15/27	349,000	330,102
Intel Corp. 2.600%, 05/19/26	2,540,000	2,368,413
3.734%, 12/08/47 (b)	175,000	164,875
QUALCOMM, Inc. 2.900%, 05/20/24	1,020,000	963,853

		5,139,349

Software—0.6%
Akamai Technologies, Inc. 0.125%, 05/01/25 (144A)	2,189,000	2,191,966
Microsoft Corp. 2.400%, 08/08/26	1,720,000	1,591,079
3.500%, 02/12/35	2,345,000	2,272,294
3.700%, 08/08/46	795,000	773,127
4.500%, 10/01/40	400,000	430,937
Oracle Corp. 2.650%, 07/15/26	3,880,000	3,578,263
2.950%, 05/15/25	450,000	429,596
3.800%, 11/15/37	100,000	94,591
3.850%, 07/15/36	285,000	272,958
4.000%, 11/15/47	1,295,000	1,218,945
4.125%, 05/15/45	115,000	110,897

Security Description	Principal Amount*	Value

Software—(Continued)
VMware, Inc. 2.950%, 08/21/22	869,000	$833,911

		13,798,564

Telecommunications—0.8%
AT&T, Inc. 4.300%, 02/15/30 (144A)	581,000	548,410
4.300%, 12/15/42	1,277,000	1,085,263
4.350%, 06/15/45	2,470,000	2,092,429
4.500%, 03/09/48	295,000	254,316
4.750%, 05/15/46	1,085,000	969,206
5.800%, 02/15/19	151,000	153,592
Crown Castle Towers LLC 3.663%, 05/15/25 (144A)	260,000	254,647
Deutsche Telekom International Finance B.V. 4.375%, 06/21/28 (144A)	1,280,000	1,269,872
SES GLOBAL Americas Holdings GP 5.300%, 03/25/44 (144A)	280,000	240,336
Telefonica Emisiones S.A.U. 4.665%, 03/06/38	720,000	673,463
5.213%, 03/08/47	405,000	390,385
Verizon Communications, Inc. 2.625%, 08/15/26	3,261,000	2,894,270
4.125%, 08/15/46	1,815,000	1,557,012
4.272%, 01/15/36	1,715,000	1,582,085
Vodafone Group plc 4.125%, 05/30/25	1,163,000	1,158,577
4.375%, 05/30/28	1,050,000	1,037,519
5.000%, 05/30/38	479,000	472,336
5.250%, 05/30/48	752,000	749,919
6.250%, 11/30/32	380,000	426,241

		17,809,878

Transportation—0.4%
Burlington Northern Santa Fe LLC 3.000%, 03/15/23	500,000	490,579
3.000%, 04/01/25	830,000	796,013
3.050%, 09/01/22	620,000	612,804
3.450%, 09/15/21	510,000	513,753
3.900%, 08/01/46	1,110,000	1,046,309
Canadian Pacific Railway Co. 2.900%, 02/01/25	785,000	747,348
5.750%, 03/15/33	120,000	134,890
6.125%, 09/15/15	102,000	122,543
7.250%, 05/15/19	290,000	300,623
CSX Corp. 2.600%, 11/01/26	300,000	270,776
3.250%, 06/01/27	465,000	436,965
3.800%, 11/01/46 (b)	690,000	611,391
FedEx Corp. 4.100%, 02/01/45	760,000	684,862
Norfolk Southern Corp. 4.150%, 02/28/48	900,000	865,746
Ryder System, Inc. 2.500%, 05/11/20	420,000	415,040
2.875%, 09/01/20	170,000	168,135

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
Union Pacific Corp. 4.375%, 09/10/38	1,095,000	$1,107,232

		9,325,009

Trucking & Leasing—0.1%
Aviation Capital Group LLC 3.500%, 11/01/27 (144A)	1,080,000	988,901
3.875%, 05/01/23 (144A)	855,000	852,518
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.875%, 07/17/18 (144A)	93,000	93,012

		1,934,431

Total Corporate Bonds & Notes (Cost $450,730,845)		441,735,057

Convertible Bonds—18.1%

Aerospace/Defense—0.9%
Airbus SE
Zero Coupon, 06/14/21 (EUR)	4,600,000	6,771,792
Zero Coupon, 07/01/22 (EUR)	5,100,000	7,089,046
MTU Aero Engines AG 0.125%, 05/17/23	2,200,000	3,644,035
Safran S.A. Zero Coupon, 12/31/20	2,089,300	2,632,850

		20,137,723

Airlines—0.3%
ANA Holdings, Inc. Zero Coupon, 09/16/22	670,000,000	6,134,783

Apparel—0.1%
LVMH Moet Hennessy Louis Vuitton SE Zero Coupon, 02/16/21	519,400	1,793,228

Auto Parts & Equipment—0.4%
Cie Generale des Etablissements Michelin Zero Coupon, 01/10/22	5,800,000	5,626,000
Valeo S.A. Zero Coupon, 06/16/21	2,800,000	2,670,500

		8,296,500

Banks—0.7%
Credit Agricole S.A. Zero Coupon, 10/03/19	5,162,000	4,518,727
Gunma Bank, Ltd. (The) Zero Coupon, 10/11/19	2,100,000	2,079,525
Morgan Stanley Finance LLC Zero Coupon, 12/17/21	3,900,000	4,483,234
Yamaguchi Financial Group, Inc. 1.839%, 3M LIBOR - 0.500%, 03/26/20 (c)	3,800,000	3,860,800

		14,942,286

Security Description	Principal Amount*	Value

Biotechnology—0.4%
Illumina, Inc. Zero Coupon, 06/15/19 (b)	8,192,000	$9,645,785

Building Materials—0.4%
LIXIL Group Corp. Zero Coupon, 03/04/20	230,000,000	2,059,748
Sika AG 0.150%, 06/05/25	6,560,000	6,864,385

		8,924,133

Chemicals—0.9%
BASF SE 0.925%, 03/09/23	4,500,000	4,277,250
Brenntag Finance B.V. 1.875%, 12/02/22	4,000,000	3,958,720
Kansai Paint Co., Ltd. Zero Coupon, 06/17/19	230,000,000	2,113,761
Mitsubishi Chemical Holdings Corp. Zero Coupon, 03/30/22	340,000,000	3,140,044
RPM International, Inc. 2.250%, 12/15/20 (b)	2,397,000	2,913,237
Toray Industries, Inc. Zero Coupon, 08/30/19	430,000,000	4,136,296

		20,539,308

Coal—0.2%
RAG-Stiftung Zero Coupon, 02/18/21	4,100,000	5,131,087

Commercial Services—0.4%
Macquarie Infrastructure Corp. 2.875%, 07/15/19	5,504,000	5,456,082
Toppan Printing Co., Ltd. Zero Coupon, 12/19/19	290,000,000	2,676,964

		8,133,046

Computers—0.4%
Western Digital Corp. 1.500%, 02/01/24 (144A) (b)	8,740,000	8,836,324

Diversified Financial Services—0.5%
Citigroup Global Markets Funding Luxembourg SCA 0.500%, 08/04/23	1,300,000	1,658,568
Magyar Nemzeti Vagyonkezelo Zrt 3.375%, 04/02/19	3,100,000	3,714,305
Mebuki Financial Group, Inc. Zero Coupon, 04/24/19	3,000,000	2,910,000
Solidium Oy Zero Coupon, 09/04/18	1,800,000	2,102,040

		10,384,913

Electric—0.3%
Iberdrola International B.V. Zero Coupon, 11/11/22	3,600,000	4,239,815

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Tohoku Electric Power Co., Inc. Zero Coupon, 12/03/18	200,000,000	$1,788,375

		6,028,190

Electronics—0.0%
Minebea Mitsumi, Inc. Zero Coupon, 08/03/22	100,000,000	1,045,477

Engineering & Construction—0.3%
Shimizu Corp. Zero Coupon, 10/16/20	420,000,000	4,078,038
Vinci S.A. 0.375%, 02/16/22	3,400,000	3,647,751

		7,725,789

Food—0.1%
Carrefour S.A. Zero Coupon, 06/14/23	4,000,000	3,370,760

Forest Products & Paper—0.1%
Daio Paper Corp. Zero Coupon, 09/17/20	190,000,000	1,838,391

Gas—0.4%
National Grid North America, Inc. 0.900%, 11/02/20	1,600,000	2,066,729
Snam S.p.A. Zero Coupon, 03/20/22	6,600,000	7,530,208

		9,596,937

Healthcare-Products—0.1%
QIAGEN NV 0.500%, 09/13/23	3,000,000	3,240,060

Healthcare-Services—0.5%
Anthem, Inc. 2.750%, 10/15/42	2,241,000	7,322,566
Fresenius Medical Care AG & Co. KGaA 1.125%, 01/31/20	2,800,000	4,109,764

		11,432,330

Holding Companies-Diversified—0.5%
Industrivarden AB Zero Coupon, 05/15/19	39,000,000	4,471,823
Sagerpar S.A. 0.375%, 10/09/18	1,300,000	1,619,855
Wendel S.A. Zero Coupon, 07/31/19	9,196,700	5,557,902

		11,649,580

Home Furnishings—0.4%
Sony Corp. Zero Coupon, 09/30/22	738,000,000	8,565,506

Security Description	Principal Amount*	Value

Internet—0.8%
Priceline Group, Inc. (The) 0.350%, 06/15/20	7,288,000	$11,282,895
0.900%, 09/15/21 (b)	6,400,000	7,646,112

		18,929,007

Investment Company Security—0.1%
Ares Capital Corp. 4.375%, 01/15/19	1,851,000	1,861,764

Iron/Steel—0.1%
APERAM S.A. 0.625%, 07/08/21	1,600,000	1,855,040

Mining—0.2%
Glencore Funding LLC Zero Coupon, 03/27/25	4,600,000	4,462,000

Miscellaneous Manufacturing—0.4%
Siemens Financieringsmaatschappij NV 1.650%, 08/16/19	7,000,000	8,064,910

Oil & Gas—0.9%
BP Capital Markets plc 1.000%, 04/28/23	2,700,000	4,743,678
Eni S.p.A. Zero Coupon, 04/13/22	3,800,000	4,703,899
TOTAL S.A. 0.500%, 12/02/22	8,800,000	9,624,560

		19,072,137

Oil & Gas Services—0.3%
TechnipFMC plc 0.875%, 01/25/21	4,100,000	5,768,865

Pharmaceuticals—0.4%
Bayer AG 0.050%, 06/15/20	7,600,000	10,051,255

Real Estate—1.6%
CapitaLand, Ltd. 1.850%, 06/19/20 (SGD)	6,250,000	4,472,477
1.950%, 10/17/23 (SGD)	11,000,000	8,002,752
Deutsche Wohnen SE 0.325%, 07/26/24 (EUR)	9,300,000	11,865,140
0.600%, 01/05/26 (EUR)	1,100,000	1,352,020
LEG Immobilien AG 0.500%, 07/01/21 (EUR)	2,300,000	4,713,825
0.875%, 09/01/25 (EUR)	2,900,000	3,585,584
TAG Immobilien AG 0.625%, 09/01/22	2,100,000	2,773,642

		36,765,440

Real Estate Investment Trusts—0.8%
Beni Stabili S.p.A. SIIQ 0.875%, 01/31/21	1,400,000	1,667,618

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Covivio 0.875%, 04/01/19	2,813,600	$3,344,329
Spirit Realty Capital, Inc. 2.875%, 05/15/19	3,376,000	3,357,827
Unibail-Rodamco SE Zero Coupon, 07/01/21 (EUR)	1,459,600	4,964,707
Zero Coupon, 01/01/22 (EUR)	1,121,300	4,435,291

		17,769,772

Semiconductors—1.7%
Intel Corp. 3.250%, 08/01/39	7,205,000	17,244,973
Novellus Systems, Inc. 2.625%, 05/15/41	1,876,000	9,732,538
STMicroelectronics NV Zero Coupon, 07/03/22	8,600,000	10,287,664

		37,265,175

Software—0.9%
Akamai Technologies, Inc. Zero Coupon, 02/15/19	2,101,000	2,105,244
Citrix Systems, Inc. 0.500%, 04/15/19	6,501,000	9,439,419
Red Hat, Inc. 0.250%, 10/01/19 (b)	4,466,000	8,137,052

		19,681,715

Telecommunications—1.3%
America Movil S.A.B. de C.V. Zero Coupon, 05/28/20	14,400,000	16,501,014
Telenor East Holding II A/S 0.250%, 09/20/19	7,200,000	6,932,088
Vodafone Group plc Zero Coupon, 11/26/20	4,600,000	5,782,001

		29,215,103

Water—0.3%
Suez Zero Coupon, 02/27/20	14,597,500	3,101,456
Veolia Environnement S.A. Zero Coupon, 03/15/21	11,027,100	3,734,460

		6,835,916

Total Convertible Bonds (Cost $396,021,352)		404,990,235

U.S. Treasury & Government Agencies—3.5%

Agency Sponsored Mortgage-Backed—0.8%
Fannie Mae Pool
3.120%, 01/01/30	893,930	861,577
3.140%, 12/01/31	1,252,000	1,182,541

Security Description	Shares/ Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool
3.150%, 06/01/36	483,811	$454,725
3.170%, 01/01/30	550,000	528,885
3.200%, 03/01/28	996,505	983,641
3.220%, 01/01/30	450,000	434,776
3.230%, 01/01/30	2,484,476	2,415,628
3.330%, 04/01/35	500,000	479,047
3.420%, 04/01/30	500,000	491,410
3.460%, 11/01/32	1,728,000	1,685,297
3.530%, 08/25/28	400,000	400,375
3.530%, 05/01/33	500,000	491,981
3.570%, 07/27/26 (d) (e)	1,000,000	1,006,563
3.680%, 06/01/30	1,506,000	1,549,533
4.740%, 07/31/30 (d) (e)	700,000	702,816
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 3.600%, 02/25/28	1,000,000	1,006,301
3.850%, 05/25/28 (c)	585,000	601,355
Ginnie Mae II 30 Yr. Pool 4.500%, 06/20/48	1,018,720	1,074,782

		16,351,233

U.S. Treasury—2.7%
U.S. Treasury Bonds 3.125%, 05/15/48 (b)	75,000	77,083
3.750%, 11/15/43	5,000,000	5,684,180
U.S. Treasury Coupon Strips Zero Coupon, 02/15/20	9,000,000	8,644,719
Zero Coupon, 05/15/32	5,000,000	3,302,290
U.S. Treasury Notes 1.250%, 11/15/18	435,000	433,692
1.375%, 01/31/21	375,000	363,559
1.750%, 03/31/22	16,000,000	15,470,000
1.750%, 05/15/23	7,000,000	6,687,461
2.000%, 02/28/21 (b)	10,000,000	9,844,140
2.000%, 08/15/25	6,000,000	5,683,594
2.625%, 05/15/21	131,000	131,010
2.750%, 05/31/23	197,000	197,246
2.750%, 02/28/25	3,000,000	2,989,336
2.750%, 02/15/28	1,745,000	1,730,072
2.875%, 05/15/28 (b)	172,000	172,343

		61,410,725

Total U.S. Treasury & Government Agencies (Cost $77,461,698)		77,761,958

Convertible Preferred Stocks—0.8%

Banks—0.7%
Wells Fargo & Co., Series L 7.500%, 12/31/49	11,468	14,443,487

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Convertible Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Machinery—0.1%
Stanley Black & Decker, Inc. 5.375%, 05/15/20 (b)	29,159	$3,055,280

Total Convertible Preferred Stocks (Cost $17,014,997)		17,498,767

Asset-Backed Securities—0.1%

Asset-Backed-Automobile—0.0%
American Credit Acceptance Receivables Trust 3.700%, 07/10/24 (144A)	333,000	333,183
Drive Auto Receivables Trust 3.810%, 05/15/24	250,000	249,586
Exeter Automobile Receivables Trust 3.950%, 12/15/22 (144A)	220,000	220,680
GLS Auto Receivables Trust 3.250%, 04/18/22 (144A)	290,000	290,080

		1,093,529

Asset-Backed-Other—0.1%
Business Jet Securities LLC 5.437%, 06/15/33 (144A)	250,000	251,250
Freedom Financial Network LLC 3.610%, 07/18/24 (144A)	296,000	295,975
G2 Colorado 5.000%, 06/20/48	500,000	533,281
Oportun Funding LLC 3.940%, 03/08/24	340,000	339,962
Spirit Master Funding LLC 5.740%, 03/20/42 (144A)	396,254	411,172
Vericrest Opportunity Loan Trust LLC 4.375%, 06/25/48 (144A)	198,000	198,000

		2,029,640

Total Asset-Backed Securities (Cost $3,121,361)		3,123,169

Preferred Stock—0.1%

Household Products—0.1%
Henkel AG & Co. KGaA (Cost $1,567,397)	12,945	1,656,613

Mortgage-Backed Securities—0.0%

Commercial Mortgage-Backed Securities—0.0%
CSMC Trust 3.953%, 09/15/37 (144A) (Cost $211,247)	210,000	211,894

Rights—0.0%
Security Description	Shares/ Principal Amount*	Value

Engineering & Construction—0.0%
ACS Actividades de Construccion y Servicios S.A. (a)	17,424	$17,947

Oil & Gas—0.0%
Repsol S.A. (a)	35,060	19,902

Total Rights (Cost $38,684)		37,849

Short-Term Investments—15.0%

Repurchase Agreement—13.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $302,441,641; collateralized by U.S. Treasury Notes with rates ranging from 1.625% - 2.750%, maturity dates ranging from 11/15/22 - 04/30/23, and an aggregate market value of $308,474,546.	302,421,480	302,421,480

U.S. Treasury—1.5%
U.S. Treasury Bills 1.780%, 08/02/18 (f) (g)	480,000	479,252
1.864%, 09/13/18 (f) (g)	3,445,000	3,431,867
1.961%, 11/08/18 (f) (g)	30,000,000	29,786,343
1.803%, 11/15/18 (f) (g)	305,000	302,693
2.039%, 01/31/19 (f) (g)	160,000	158,055

		34,158,210

Total Short-Term Investments (Cost $336,591,940)		336,579,690

Securities Lending Reinvestments (h)—4.3%

Certificates of Deposit—1.9%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (c)	2,500,000	2,500,135
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (c)	1,000,000	999,942
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (c)	2,000,000	2,002,800
Barclays Bank plc 2.430%, 08/01/18	4,000,000	4,001,188
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (c)	1,500,000	1,500,562
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (c)	1,000,000	999,929
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (c)	1,000,000	999,849
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (c)	1,500,000	1,501,167
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	1,987,990	1,997,200
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (c)	1,500,000	1,500,252

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	2,000,000	$1,999,918
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	2,981,781	2,992,290
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (c)	2,000,000	2,000,846
2.548%, 3M LIBOR + 0.190%, 02/01/19 (c)	1,500,000	1,500,370
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (c)	1,500,000	1,499,627
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (c)	2,000,000	1,999,980
2.525%, 1M LIBOR + 0.440%, 09/17/18 (c)	500,000	500,401
Societe Generale 2.401%, 1M LIBOR + 0.400%, 10/02/18 (c)	1,500,000	1,499,850
Standard Chartered plc 2.250%, 08/21/18	1,500,000	1,500,229
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (c)	2,000,000	2,000,176
Sumitomo Mitsui Trust Bank, Ltd. 2.445%, 3M LIBOR + 0.090%, 10/18/18 (c)	2,001,565	2,000,070
Svenska Handelsbanken AB 2.451%, 1M LIBOR + 0.450%, 04/03/19 (c)	2,000,000	2,001,804
2.459%, 3M LIBOR + 0.100%, 04/30/19 (c)	1,000,000	1,000,012
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (c)	500,000	500,012
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (c)	1,500,000	1,499,901

		42,498,510

Commercial Paper—0.6%
Bank of China, Ltd. 2.500%, 07/23/18	1,490,521	1,498,115
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (c)	1,500,000	1,499,986
Macquarie Bank, Ltd. 2.280%, 09/04/18	1,988,347	1,991,868
Sheffield Receivables Co. 2.490%, 11/26/18	493,464	494,817
Starbird Funding Corp. 2.300%, 08/10/18	2,485,944	2,493,762
Toyota Motor Credit Corp. 2.320%, 07/26/18	1,986,338	1,997,238
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (c)	3,000,000	2,999,424

		12,975,210

Repurchase Agreements—1.5%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $4,015,502; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $4,217,150.	4,000,000	4,000,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $707,782; collateralized by various Common Stock with an aggregate market value of $781,346.	700,000	$700,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $1,022,231; collateralized by various Common Stock with an aggregate market value of $1,116,209.	1,000,000	1,000,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $802,044; collateralized by various Common Stock with an aggregate market value of $889,756.	800,000	800,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $2,646,746; collateralized by U.S. Government Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $2,700,462.	2,646,305	2,646,305
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $2,058,220; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $1,991,533; collateralized by various Common Stock with an aggregate market value of $2,090,000.	1,900,000	1,900,000
NBC Global Finance Ltd.
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $2,113,104; collateralized by various Common Stock with an aggregate market value of $2,337,072.	2,100,000	2,100,000
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $2,328,438; collateralized by various Common Stock with an aggregate market value of $2,559,650.	2,300,000	2,300,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $1,006,564; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $3,017,596; collateralized by various Common Stock with an aggregate market value of $3,338,556.	3,000,000	3,000,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $2,012,300; collateralized by various Common Stock with an aggregate market value of $2,225,704.	2,000,000	2,000,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $2,818,496; collateralized by various Common Stock with an aggregate market value of $3,115,985.	2,800,000	2,800,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,608,747; collateralized by various Common Stock with an aggregate market value of $1,780,563.	1,600,000	$1,600,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $3,511,527; collateralized by various Common Stock with an aggregate market value of $3,894,982.	3,500,000	3,500,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $3,013,693; collateralized by various Common Stock with an aggregate market value of $3,338,556.	3,000,000	3,000,000

		34,346,305

Time Deposits—0.3%
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	1,000,000	1,000,000
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
DZ Bank AG 1.890%, 07/02/18	1,000,000	1,000,000
Nordea Bank New York 1.880%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	1,000,000	1,000,000

		6,000,000

Total Securities Lending Reinvestments (Cost $95,810,855)		95,820,025

Total Investments—98.4% (Cost $2,129,721,108)		2,198,992,408
Other assets and liabilities (net)—1.6%		36,657,475

Net Assets—100.0%		$2,235,649,883

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $93,294,749 and the collateral received consisted of cash in the amount of $95,762,254. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent 0.1% of net assets.
(f)	The rate shown represents current yield to maturity.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $27,774,004.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $74,846,108, which is 3.3% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	1,168,264	CBNA	07/30/18	USD	1,353,024	$13,935
GBP	2,097,720	SSBT	07/30/18	USD	2,797,153	(25,295)

Contracts to Deliver
CHF	4,531,730	RBC	07/30/18	USD	4,607,387	20,919
CHF	2,292,538	RBC	07/30/18	USD	2,309,540	(10,689)
EUR	126,143,567	SSBT	07/30/18	USD	155,483,097	7,885,304
EUR	3,871,925	SSBT	07/30/18	USD	4,557,870	27,416
GBP	11,065,654	ANZ	07/30/18	USD	15,517,289	895,500
JPY	3,687,416,299	ANZ	07/30/18	USD	34,289,235	924,132
JPY	133,393,000	SSBT	07/30/18	USD	1,217,609	10,620

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	119,981,139	SSBT	07/30/18	USD	1,099,992	$14,358
JPY	69,336,000	SSBT	07/30/18	USD	631,862	4,484
JPY	46,800,000	SSBT	07/30/18	USD	424,877	1,413
SEK	6,180,600	SSBT	07/30/18	USD	693,515	2,090
SEK	26,883,800	TDB	07/30/18	USD	3,193,521	186,025
SGD	1,738,740	ANZ	07/30/18	USD	1,304,261	27,476
SGD	13,438,430	SSBT	07/30/18	USD	10,177,143	309,090

Net Unrealized Appreciation						$10,286,778

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Aluminum Futures	07/16/18	69	USD	3,732,900	$(597,715)
Aluminum Futures	09/17/18	136	USD	7,247,950	(458,855)
Australian 10 Year Treasury Bond Futures	09/17/18	614	AUD	79,428,065	757,556
Brent Crude Oil Futures	11/30/18	97	USD	7,536,900	364,029
Coffee ‘C’ Futures	09/18/18	45	USD	1,942,313	(207,285)
Copper Futures	09/26/18	76	USD	5,635,400	(319,461)
Corn Futures	12/14/18	284	USD	5,271,750	(456,400)
Cotton No. 2 Futures	12/06/18	32	USD	1,342,720	(84,196)
Euro Stoxx 50 Index Futures	09/21/18	163	EUR	5,527,330	(29,815)
FTSE 100 Index Futures	09/21/18	49	GBP	3,724,735	13,783
Gasoline RBOB Futures	10/31/18	44	USD	3,679,553	116,404
Gold 100 oz. Futures	12/27/18	75	USD	9,497,250	(413,546)
Hang Seng Index Futures	07/30/18	160	HKD	229,808,000	(349,702)
Kansas City Hard Red Winter Wheat Futures	12/14/18	46	USD	1,176,450	22,866
Lean Hogs Futures	10/12/18	75	USD	1,793,250	(157,181)
Live Cattle Futures	08/31/18	76	USD	3,244,440	80,466
MSCI EAFE Index Mini Futures	09/21/18	332	USD	32,459,640	(1,015,764)
MSCI Emerging Markets Index Mini Futures	09/21/18	502	USD	26,688,830	(1,410,569)
Natural Gas Futures	08/29/18	62	USD	1,798,620	5,205
Natural Gas Futures	12/27/18	169	USD	5,298,150	68,098
Natural Gas Last Day Futures	12/27/18	162	USD	5,078,700	83,871
New York Harbor ULSD Futures	08/31/18	35	USD	3,257,814	26,871
Nickel Futures	07/16/18	31	USD	2,759,403	(117,955)
Nickel Futures	09/17/18	58	USD	5,183,286	171,965
S&P 500 Index E-Mini Futures	09/21/18	2,180	USD	296,654,400	(7,128,225)
Silver Futures	12/27/18	34	USD	2,773,720	(61,969)
Soybean Futures	11/14/18	103	USD	4,532,000	(715,091)
Soybean Meal Futures	12/14/18	79	USD	2,606,210	(304,363)
Soybean Oil Futures	12/14/18	111	USD	1,980,684	(192,076)
Sugar No. 11 Futures	09/28/18	172	USD	2,359,840	(198,097)
TOPIX Index Futures	09/13/18	372	JPY	6,437,460,000	(1,376,729)
U.S. Treasury Long Bond Futures	09/19/18	151	USD	21,895,000	301,593
U.S. Treasury Note 2 Year Futures	09/28/18	212	USD	44,907,563	10,268
U.S. Treasury Note 5 Year Futures	09/28/18	109	USD	12,384,273	14,577
U.S. Treasury Ultra Long Bond Futures	09/19/18	101	USD	16,115,813	225,210
WTI Light Sweet Crude Oil Futures	08/20/18	50	USD	3,623,000	295,279
WTI Light Sweet Crude Oil Futures	11/16/18	51	USD	3,543,990	35,227
Wheat Futures	09/14/18	127	USD	3,182,938	(177,637)
Zinc Futures	09/17/18	31	USD	2,214,175	(289,450)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Aluminum Futures	07/16/18	(69)	USD	(3,732,900)	$273,204
Aluminum Futures	09/17/18	(70)	USD	(3,730,563)	542,476
Canada Government Bond 10 Year Futures	09/19/18	(439)	CAD	(60,015,690)	(616,722)
Euro Stoxx 50 Index Futures	09/21/18	(791)	EUR	(26,822,810)	393,081
Euro-Bund Futures	09/06/18	(101)	EUR	(16,417,550)	(146,383)
Natural Gas Futures	09/26/18	(162)	USD	(4,710,960)	(115,389)
Nickel Futures	07/16/18	(31)	USD	(2,759,403)	76,073
Nickel Futures	09/17/18	(27)	USD	(2,412,909)	92,988
Russell 2000 Index Mini Futures	09/21/18	(142)	USD	(11,697,250)	225,442
SPI 200 Index Futures	09/20/18	(199)	AUD	(30,586,300)	(327,933)
U.S. Treasury Note 10 Year Futures	09/19/18	(377)	USD	(45,310,688)	(277,289)
U.S. Treasury Note 2 Year Futures	09/28/18	(636)	USD	(134,722,688)	(31,117)
U.S. Treasury Note Ultra 10 Year Futures	09/19/18	(499)	USD	(63,988,953)	(565,888)

Net Unrealized Depreciation					$(13,946,270)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	2.540%	Semi-Annually	01/18/28	USD	195,900,000	$(6,365,908)	$(84,258)	$(6,281,650)
Pay	3M LIBOR	Quarterly	2.580%	Semi-Annually	01/19/28	USD	197,000,000	(6,263,812)	(96,834)	(6,166,978)
Pay	3M LIBOR	Quarterly	2.978%	Semi-Annually	05/07/28	USD	227,500,000	978,432	(60,717)	1,039,149
Pay	3M LIBOR	Quarterly	3.018%	Semi-Annually	05/02/28	USD	68,000,000	524,790	—	524,790

Totals								$(11,126,498)	$(241,809)	$(10,884,689)

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Corp.
(CBNA)—	Citibank N.A.
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust
(TDB)—	Toronto Dominion Bank

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

(ICE) —	Intercontinental Exchange

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt
(CMO)—	Collateralized Mortgage Obligation
(GDR)—	Global Depositary Receipt

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$6,121,012	$3,344,329	$—	$9,465,341
Air Freight & Logistics	—	2,389,381	—	2,389,381
Airlines	4,038,814	5,098,108	—	9,136,922
Auto Components	658,261	9,677,433	—	10,335,694
Automobiles	3,311,130	15,048,676	—	18,359,806
Banks	37,885,594	46,550,301	—	84,435,895
Beverages	9,326,218	11,295,322	—	20,621,540
Biotechnology	7,016,933	2,380,628	—	9,397,561
Building Products	2,506,221	2,021,274	—	4,527,495
Capital Markets	12,368,132	12,697,098	—	25,065,230
Chemicals	4,527,421	13,048,234	—	17,575,655
Commercial Services & Supplies	2,070,417	—	—	2,070,417
Communications Equipment	2,732,988	1,142,709	—	3,875,697
Construction & Engineering	—	7,321,580	—	7,321,580
Construction Materials	1,821,302	2,799,815	—	4,621,117
Consumer Finance	3,578,205	—	—	3,578,205
Containers & Packaging	2,374,798	—	—	2,374,798
Distributors	709,075	—	—	709,075
Diversified Consumer Services	88,067	—	—	88,067
Diversified Financial Services	3,297,652	4,756,692	—	8,054,344
Diversified Telecommunication Services	2,322,685	6,884,018	—	9,206,703
Electric Utilities	7,565,598	7,945,885	—	15,511,483
Electrical Equipment	1,308,772	5,513,030	—	6,821,802
Electronic Equipment, Instruments & Components	1,308,189	5,528,666	—	6,836,855
Energy Equipment & Services	105,627	—	—	105,627
Equity Real Estate Investment Trusts	8,611,254	2,436,221	—	11,047,475
Food & Staples Retailing	3,570,939	11,876,563	—	15,447,502
Food Products	2,379,987	10,729,126	—	13,109,113
Gas Utilities	—	581,137	—	581,137
Health Care Equipment & Supplies	7,897,389	1,228,989	—	9,126,378
Health Care Providers & Services	10,864,574	—	—	10,864,574
Health Care Technology	959,052	—	—	959,052
Hotels, Restaurants & Leisure	3,179,269	9,232,856	—	12,412,125
Household Durables	740,972	11,294,230	—	12,035,202
Household Products	2,492,892	1,022,797	—	3,515,689
Independent Power and Renewable Electricity Producers	—	1,753,907	—	1,753,907
Industrial Conglomerates	3,373,525	6,804,906	—	10,178,431
Insurance	9,748,046	33,360,316	—	43,108,362
Internet & Direct Marketing Retail	15,376,589	—	—	15,376,589
Internet Software & Services	27,156,338	8,877,630	—	36,033,968
IT Services	17,245,581	11,705,731	—	28,951,312
Life Sciences Tools & Services	1,975,987	—	—	1,975,987

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Machinery	$10,007,692	$7,763,272	$—	$17,770,964
Marine	—	492,414	—	492,414
Media	10,905,070	2,366,922	—	13,271,992
Metals & Mining	1,693,809	17,839,498	—	19,533,307
Multi-Utilities	1,494,328	800,917	—	2,295,245
Multiline Retail	4,012,394	3,202,684	—	7,215,078
Oil, Gas & Consumable Fuels	20,729,657	26,739,629	—	47,469,286
Paper & Forest Products	264,753	3,853,037	—	4,117,790
Personal Products	1,122,447	4,284,084	—	5,406,531
Pharmaceuticals	15,268,814	29,259,958	—	44,528,772
Professional Services	—	3,133,839	—	3,133,839
Real Estate Management & Development	1,008,507	5,623,853	—	6,632,360
Road & Rail	4,714,131	5,400,349	—	10,114,480
Semiconductors & Semiconductor Equipment	19,246,287	8,832,432	—	28,078,719
Software	21,749,395	4,864,799	—	26,614,194
Specialty Retail	9,943,069	3,404,619	—	13,347,688
Technology Hardware, Storage & Peripherals	18,421,278	1,718,432	—	20,139,710
Textiles, Apparel & Luxury Goods	3,197,693	3,457,605	—	6,655,298
Thrifts & Mortgage Finance	—	5,789,288	—	5,789,288
Tobacco	2,349,812	7,647,017	—	9,996,829
Trading Companies & Distributors	701,212	10,573,714	—	11,274,926
Transportation Infrastructure	—	1,137,008	—	1,137,008
Wireless Telecommunication Services	649,184	4,949,156	—	5,598,340
Total Common Stocks	380,095,037	439,482,114	—	819,577,151
Total Corporate Bonds & Notes*	—	441,735,057	—	441,735,057
Total Convertible Bonds*	—	404,990,235	—	404,990,235
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage - Backed	—	14,641,855	1,709,378	16,351,233
U.S. Treasury	—	61,410,725	—	61,410,725
Total U.S. Treasury & Government Agencies*	—	76,052,580	1,709,378	77,761,958
Total Convertible Preferred Stocks*	17,498,767	—	—	17,498,767
Total Asset-Backed Securities	—	3,123,169		3,123,169
Total Preferred Stock*	—	1,656,613	—	1,656,613
Total Mortgage-Backed Securities*	—	211,894	—	211,894
Total Rights*	37,849	—	—	37,849
Total Short-Term Investments*	—	336,579,690	—	336,579,690
Total Securities Lending Reinvestments*	—	95,820,025	—	95,820,025
Total Investments	$397,631,653	$1,799,651,377	$1,709,378	$2,198,992,408

Collateral for Securities Loaned (Liability)	$—	$(95,762,254)	$—	$(95,762,254)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$10,322,762	$—	$10,322,762
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(35,984)	—	(35,984)
Total Forward Contracts	$—	$10,286,778	$—	$10,286,778
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,196,532	$—	$—	$4,196,532
Futures Contracts (Unrealized Depreciation)	(18,142,802)	—	—	(18,142,802)
Total Futures Contracts	$(13,946,270)	$—	$—	$(13,946,270)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,563,939	$—	$1,563,939
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(12,448,628)	—	(12,448,628)
Total Centrally Cleared Swap Contracts	$—	$(10,884,689)	$—	$(10,884,689)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $41,911 were due to the application of a systematic fair valuation model factor.

Transfers from Level 2 to Level 1 in the amount of $5,637,177 were due to the discontinuation of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2018

Assets
Investments at value (a) (b)	$1,896,570,928
Repurchase Agreement at value which equals cost	302,421,480
Cash	82,945,951
Cash denominated in foreign currencies (c)	13,362,915
Cash collateral for futures contracts	27,168,000
Unrealized appreciation on forward foreign currency exchange contracts	10,322,762
Receivable for:
Investments sold	5,781,806
Fund shares sold	58,363
Dividends and interest	7,669,494
Variation margin on futures contracts	2,268,174
Variation margin on centrally cleared swap contracts	1,082,701

Total Assets	2,349,652,574
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	35,984
Collateral for securities loaned	95,762,254
Payables for:
Investments purchased	14,926,647
Fund shares redeemed	411,929
Foreign taxes	242,554
Accrued Expenses:
Management fees	1,201,618
Distribution and service fees	464,951
Deferred trustees’ fees	177,044
Other expenses	779,710

Total Liabilities	114,002,691

Net Assets	$2,235,649,883

Net Assets Consist of:
Paid in surplus	$2,165,326,716
Undistributed net investment income	7,574,429
Accumulated net realized gain	8,326,372
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions (d)	54,422,366

Net Assets	$2,235,649,883

Net Assets
Class B	$2,235,649,883
Capital Shares Outstanding*
Class B	198,440,268
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,827,299,628.
(b)	Includes securities loaned at value of $93,294,749.
(c)	Identified cost of cash denominated in foreign currencies was $13,425,059.
(d)	Includes foreign capital gains tax of $242,554.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2018

Investment Income
Dividends (a)	$12,591,475
Interest (b)	14,927,965
Securities lending income	406,349

Total investment income	27,925,789
Expenses
Management fees	7,716,451
Administration fees	57,349
Custodian and accounting fees	300,702
Distribution and service fees—Class B	2,680,606
Audit and tax services	62,469
Legal	27,316
Trustees’ fees and expenses	20,711
Shareholder reporting	46,407
Insurance	6,362
Miscellaneous	87,432

Total expenses	11,005,805
Less management fee waiver	(788,728)

Net expenses	10,217,077

Net Investment Income	17,708,712

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	30,957,633
Futures contracts	13,499,814
Swap contracts	(21,055,512)
Foreign currency transactions	(1,308,187)
Forward foreign currency transactions	(5,453,973)

Net realized gain	16,639,775

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(87,783,224)
Futures contracts	(18,725,698)
Swap contracts	(5,396,807)
Foreign currency transactions	(162,264)
Forward foreign currency transactions	12,737,955

Net change in unrealized depreciation	(99,330,038)

Net realized and unrealized loss	(82,690,263)

Net Decrease in Net Assets From Operations	$(64,981,551)

(a)	Net of foreign withholding taxes of $1,070,901.
(b)	Net of foreign withholding taxes of $1,380.
(c)	Includes change in foreign capital gains tax of $(226,221).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,708,712	$26,587,999
Net realized gain	16,639,775	140,270,577
Net change in unrealized appreciation (depreciation)	(99,330,038)	141,987,072

Increase (decrease) in net assets from operations	(64,981,551)	308,845,648

From Distributions to Shareholders
Net investment income
Class B	(35,075,843)	(51,163,096)
Net realized capital gains
Class B	(117,847,410)	0

Total distributions	(152,923,253)	(51,163,096)

Increase (decrease) in net assets from capital share transactions	328,696,057	(69,575,618)

Total increase in net assets	110,791,253	188,106,934

Net Assets
Beginning of period	2,124,858,630	1,936,751,696

End of period	$2,235,649,883	$2,124,858,630

Undistributed net investment income
End of period	$7,574,429	$24,941,560

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	3,730,663	$45,858,860	5,500,915	$64,836,042
Shares issued through acquisition (a)	16,519,528	201,538,245	0	0
Reinvestments	13,320,841	152,923,253	4,425,874	51,163,096
Redemptions	(5,855,112)	(71,624,301)	(15,967,395)	(185,574,756)

Net increase (decrease)	27,715,920	$328,696,057	(6,040,606)	$(69,575,618)

Increase (decrease) derived from capital shares transactions		$328,696,057		$(69,575,618)

(a)	See Note 10 of the Notes to Financial Statements

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2018		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.45		$10.96	$11.07	$11.86	$11.58	$10.50

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.15	0.14 (b)	0.12	0.13	0.08
Net realized and unrealized gain (loss) on investments	(0.45)		1.64	0.18	(0.01)	0.66	1.07 (c)

Total from investment operations	(0.35)		1.79	0.32	0.11	0.79	1.15

Less Distributions
Distributions from net investment income	(0.19)		(0.30)	(0.24)	(0.33)	(0.14)	(0.01)
Distributions from net realized capital gains	(0.64)		0.00	(0.19)	(0.57)	(0.37)	(0.06)

Total distributions	(0.83)		(0.30)	(0.43)	(0.90)	(0.51)	(0.07)

Net Asset Value, End of Period	$11.27		$12.45	$10.96	$11.07	$11.86	$11.58

Total Return (%) (d)	(3.06	)(e)	16.66	2.90	0.89	6.98	10.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(f)	1.02	1.02	1.03	1.05	1.08
Net ratio of expenses to average net assets (%) (g)(h)	0.95	(f)	0.97	0.98	0.99	1.00	1.08
Ratio of net investment income to average net assets (%)	1.65	(f)	1.32	1.26 (b)	1.06	1.09	0.71
Portfolio turnover rate (%)	47	(e)	68	38	52	45	45
Net assets, end of period (in millions)	$2,235.6		$2,124.9	$1,936.8	$1,844.6	$1,648.6	$1,360.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(h)	The effect of the voluntary portion of the waivers on average net assets was 0.02% and 0.01% for the six months ended June 30, 2018 and the year ended December 31, 2017, respectively. (see Note 7 of the Consolidated Notes to Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2018, the Portfolio held $84,606,902 in the Subsidiary, representing 3.6% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments, contingent payment debt instrument adjustments, real estate investment trust (“REIT”) adjustments, distribution re-designations, foreign capital gain tax reclass, convertible preferred stock, convertible bonds, adjustments to prior period accumulated balances, passive foreign investment companies (“PFICs”) transactions and controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $302,421,480, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $34,346,305, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Consolidated Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(34,143,332)	$—	$—	$—	$(34,143,332)
Convertible Bonds	(25,076,676)	—	—	—	(25,076,676)
Convertible Preferred Stocks	(3,133,347)	—	—	—	(3,133,347)
Corporate Bonds & Notes	(23,083,384)	—	—	—	(23,083,384)
U.S. Treasury & Government Agencies	(10,325,515)	—	—	—	(10,325,515)
Total	$(95,762,254)	$—	$—	$—	$(95,762,254)
Total Borrowings	$(95,762,254)	$—	$—	$—	$(95,762,254)
Gross amount of recognized liabilities for securities lending transactions					$(95,762,254)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, treasury futures, and commodity futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (c)	$1,563,939	Unrealized depreciation on centrally cleared swap contracts (a) (c)	$12,448,628
	Unrealized appreciation on futures contracts (b) (c)	1,309,204	Unrealized depreciation on futures contracts (b) (c)	1,637,399
Equity	Unrealized appreciation on futures contracts (b) (c)	632,306	Unrealized depreciation on futures contracts (b) (c)	11,638,737
Commodity	Unrealized appreciation on futures contracts (b) (c)	2,255,022	Unrealized depreciation on futures contracts (b) (c)	4,866,666
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	10,322,762	Unrealized depreciation on forward foreign currency exchange contracts	35,984

Total		$16,083,233		$30,627,414

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Australia & New Zealand Banking Corp.	$1,847,108	$—	$—	$1,847,108
Citibank N.A.	13,935	—	—	13,935
Royal Bank of Canada	20,919	(10,689)	—	10,230
State Street Bank and Trust	8,254,775	(25,295)	—	8,229,480
Toronto Dominion Bank	186,025	—	—	186,025

	$10,322,762	$(35,984)	$—	$10,286,778

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Royal Bank of Canada	$10,689	$(10,689)	$—	$—
State Street Bank and Trust	25,295	(25,295)	—	—

	$35,984	$(35,984)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-43

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(5,453,973)	$(5,453,973)
Futures contracts	(238,734)	11,180,097	2,558,451	—	13,499,814
Swap contracts	(21,055,512)	—	—	—	(21,055,512)

	$(21,294,246)	$11,180,097	$2,558,451	$(5,453,973)	$(13,009,671)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$12,737,955	$12,737,955
Futures contracts	(588,301)	(13,741,181)	(4,396,216)	—	(18,725,698)
Swap contracts	(5,396,807)	—	—	—	(5,396,807)

	$(5,985,108)	$(13,741,181)	$(4,396,216)	$12,737,955	$(11,384,550)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$226,205,971
Futures contracts long	147,211,065
Futures contracts short	(265,257,267)
Swap contracts	649,200,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one

BHFTI-44

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$75,964,020	$728,585,097	$67,968,883	$757,697,187

With respect to the Portfolio’s merger with Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, a series of the Trust, (see Note 10) at the close of business on April 27, 2018, the Portfolio acquired long-term securities with a cost of $181,513,977 that are not included in the above purchases values.

BHFTI-45

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$7,716,451	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $250 million
0.075%	$250 million to $500 million
0.045%	$500 million to $750 million
0.025%	$750 million to $1 billion
0.050%	$1 billion to $3 billion
0.075%	$3 billion to $5 billion
0.100%	Over $5 billion

An identical agreement was in place for the period January 1, 2018 to April 30, 2018. Amounts waived for the period ended June 30, 2018 amounted to $622,902 and are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee by the same amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $165,826 was waived in the aggregate for the period ended June 30, 2018 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

BHFTI-46

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$2,144,687,736

Gross unrealized appreciation	157,760,421
Gross unrealized depreciation	(116,352,009)

Net unrealized appreciation (depreciation)	$41,408,412

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$51,163,096	$57,667,890	$—	$16,533,175	$51,163,096	$74,201,065

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$81,611,183	$70,758,958	$131,641,176	$—	$284,011,317

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $9,906,994.

As of December 31, 2017, the Portfolio had no short-term accumulated capital losses and long-term accumulated capital losses.

10. Acquisition

At the close of business on April 27, 2018, the Portfolio with Class B net assets of $2,067,964,255 acquired all the assets and liabilities of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio of the Trust, (“Allianz Portfolio”).

The acquisition was accomplished by a tax-free exchange of 16,519,528 Class B shares of the Portfolio (valued at $ $201,538,245) for 18,581,911 Class B shares of Allianz Portfolio. Each shareholder of Allianz Portfolio received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 27, 2018. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the Brighthouse Financial, Inc. family of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of Brighthouse. Some of the investments held by Allianz Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Allianz Portfolio. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Allianz Portfolio’s net assets on April 27, 2018, were $201,538,245 for Class B, including investments valued at $201,121,776 with a cost basis of $196,797,806. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio

BHFTI-47

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Allianz Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,269,502,500, which included $4,321,683 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2018, the Portfolio’s pro-forma results of operations for the period ended June 30, 2018 would be as follows:

Net Investment income	$18,893,064	(a)
Net realized and unrealized loss on investments	$(88,857,719	)(b)

Net decrease in net assets from operations	$(69,964,655)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Portfolio and the Allianz Portfolio that have been included in the Portfolio’s Consolidated Statement of Operations since April 30, 2018.

(a)	$17,931,236 net investment income as reported at June 30, 2018 plus $880,667 from Allianz Portfolio pre-merger net investment income, minus $17,032 in higher net advisory fees, plus $98,193 of pro-forma eliminated other expenses.
(b)	$54,336,408 unrealized appreciation as reported at June 30, 2018 minus $168,546,363 pro-forma December 31, 2017 unrealized appreciation, plus $16,503,209 net realized gain as reported at June 30, 2018 plus $8,849,027 in net realized gain from Allianz Portfolio pre-merger.

11. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-48

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Global Active Allocation Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the JPMorgan Global Active Allocation Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of June 30, 2018, the related consolidated statement of operations for the six months then ended, the consolidated statements of changes in net assets for the six months then ended and the year ended December 31, 2017, and the consolidated financial highlights for the six months then ended and each of the five years in the period then ended December 31, 2017, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the JPMorgan Global Active Allocation Portfolio and subsidiary of the Brighthouse Funds Trust I as of June 30, 2018, the results of their operations for the six month period then ended, the changes in their net assets for the six months then ended and the year ended December 31, 2017, and the consolidated financial highlights for the six months then ended and each of the five years in the period then ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-49

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

At a Special Meeting of Shareholders, held February 23, 2018, the shareholders of the Allianz Global Investors Dynamic Multi-Asset Portfolio voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Allianz Global Investors Dynamic Multi-Asset Portfolio (“Allianz Portfolio”) by JPMorgan Global Active Allocation Portfolio ( the “Portfolio”), each a series of Brighthouse Funds Trust I, in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of Allianz Portfolio	14,315,094.562	697,585.305	1,570,495.493	16,583,175.36

BHFTI-50

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 5.73% and 5.70%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 5.44%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity markets in the first half of 2018 were up modestly but showed a significant increase in volatility after an unusually mild 2017. The S&P 500 Index ended the first half at 2,718, up 2.65% in the first six months of the year, including dividends, but down from its market highs reached in January. The forward price-earnings ratio for the S&P 500 Index finished the quarter at 16.1x, matching the index’s 25-year average.

Growth continued its strong performance relative to value, with the Russell 3000 Growth Index up 7.44% versus -1.16% for the Russell 3000 Value Index. Large-cap stocks underperformed small-cap stocks, with the Russell 2000 Index up 7.66%, materially ahead of the S&P 500 Index. The Consumer Discretionary and Information Technology sectors led the other sectors, up 11.50% and 10.87%, respectively, with Consumer Staples and Telecommunication Services down 8.55% and 8.35%, respectively.

The overall economic environment was strong over the first half of 2018. Economic growth remained stable with first quarter real gross domestic product (“GDP”) up 2.8% year over year. Monthly data on retail sales, homebuilding, durable goods and other economic indicators suggest that second-quarter GDP growth will maintain this trend, with current consensus estimates indicating continued expansion. The Federal Reserve (the “Fed”) raised interest rates on two occasions during the first six months, in March and June, bringing the Federal Funds Rate to 1.75%—2.00%. The Federal Open Market Committee raised forecasts for economic growth and inflation and cut the unemployment rate forecast for the next two years. The headline consumer price index (“CPI”) for May met expectations and increased by 0.2%, to 2.8% year-over-year, with core CPI up 2.2%. Earnings for U.S. public companies rose 27.3% year over year, with a record number of companies exceeding consensus estimates.

In June, the U.S. announced plans to impose a 25% tariff on $50 billion of annual Chinese imports. This represents a fraction of total trade between the U.S. and China and only 0.3% of U.S. GDP, but the market is still working to assess the potential implications for the growth and profitability of global companies. For now, the impact is modest, but any future escalation between the U.S. and China or any other major trade partner could affect the growth and margins of U.S. companies, particularly large multi-national corporations.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Broad stock selection in the Information Technology and Energy sectors aided relative returns. Within the Consumer Discretionary sector, an overweight position in Dillard’s rose after the company reported fourth-quarter 2017 financials, which highlighted revenues and earnings above consensus estimates. Same-store sales also beat consensus estimates, up 3% in the quarter year over year. Strength in ladies, juniors, children and men’s apparel were key drivers in the beat. Management also authorized $500 million of additional share repurchases, which propelled shares higher. Within the Information Technology sector, an overweight position in Unisys helped results. Shares rallied after the company announced fourth-quarter 2017 earnings. The company reported revenues, earnings and margins ahead of estimates, partially driven by favorable tax impacts. Unisys also materially reduced its pension deficit.

Alternatively, overall stock selection in the Health Care and Financials sectors hurt returns, and among individual names Frontier Communications and The Children’s Place were the top individual detractors. Within the Telecommunication Services sector, an overweight position in Frontier Communications detracted as the stock fell after the company’s CFO resigned for personal reasons. The company is currently searching for a successor. In addition, within the Consumer Discretionary sector, shares of The Children’s Place declined after the company reduced its full-year 2018 earnings guidance. The company subsequently reported first-quarter 2018 earnings results that were weaker-than-expected, driven by unseasonably cool weather and declining traffic.

From our proprietary attribution framework, during the period, the Alpha Model detracted from performance. Within the Alpha Model, the Earnings Quality factor added to performance, while Capital Deployment and Valuation detracted.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Given that valuation is the primary driver of the investment process, at period end the Portfolio was overweight in names that are perceived to be more volatile, which are inexpensive relative to historical averages, and underweight to low-volatility, high-yielding names, which are expensive relative to historical averages.

Dennis Ruhl

Phil Hart

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
JPMorgan Small Cap Value Portfolio
Class A	5.73	12.10	10.36	8.60
Class B	5.70	11.86	10.10	8.34
Russell 2000 Value Index	5.44	13.10	11.18	9.88

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
NetScout Systems, Inc.	1.3
Dillard’s, Inc. - Class A	1.2
FTI Consulting, Inc.	1.1
Pinnacle Entertainment, Inc.	1.0
KB Home	1.0
Vishay Intertechnology, Inc.	1.0
Convergys Corp.	1.0
EMCOR Group, Inc.	1.0
ACCO Brands Corp.	1.0
Westamerica Bancorp	0.9

Top Sectors

% of Net Assets
Financials	27.3
Consumer Discretionary	12.4
Industrials	12.1
Information Technology	11.2
Real Estate	10.3
Energy	6.6
Health Care	6.4
Utilities	5.8
Materials	4.4
Consumer Staples	1.3

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.75%	$1,000.00	$1,057.30	$3.83
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class B (a)	Actual	1.00%	$1,000.00	$1,057.00	$5.10
	Hypothetical*	1.00%	$1,000.00	$1,019.84	$5.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
Curtiss-Wright Corp.	20,900	$2,487,518
Moog, Inc. - Class A	22,300	1,738,508

		4,226,026

Auto Components—0.3%
Cooper-Standard Holdings, Inc. (a) (b)	2,000	261,340
Stoneridge, Inc. (b)	40,100	1,409,114

		1,670,454

Banks—16.2%
1st Source Corp.	28,091	1,500,902
American National Bankshares, Inc.	1,600	64,000
BancFirst Corp.	33,400	1,977,280
BancorpSouth Bank (a)	97,100	3,199,445
Bank of Hawaii Corp. (a)	42,500	3,545,350
Banner Corp. (a)	39,500	2,375,135
Bryn Mawr Bank Corp.	8,000	370,400
Cadence BanCorp	4,500	129,915
Cathay General Bancorp	53,600	2,170,264
Central Pacific Financial Corp.	118,801	3,403,649
Central Valley Community Bancorp	6,300	133,308
Century Bancorp, Inc. - Class A	2,200	168,080
Citizens & Northern Corp.	5,000	129,300
City Holding Co.	37,609	2,829,325
Columbia Banking System, Inc.	27,229	1,113,666
Community Bank System, Inc. (a)	35,300	2,085,171
Community Trust Bancorp, Inc.	31,816	1,589,209
East West Bancorp, Inc.	3,228	210,466
FCB Financial Holdings, Inc. - Class A (b)	63,900	3,757,320
Financial Institutions, Inc.	18,099	595,457
First Bancorp	7,900	323,189
First BanCorp (b)	314,800	2,408,220
First Citizens BancShares, Inc. - Class A	2,200	887,260
First Commonwealth Financial Corp.	315,700	4,896,507
First Community Bancshares, Inc.	15,700	500,202
First Financial Bancorp	79,291	2,430,269
First Financial Bankshares, Inc.	19,700	1,002,730
First Financial Corp.	5,400	244,890
First Hawaiian, Inc.	25,100	728,402
First Interstate BancSystem, Inc. - Class A	26,222	1,106,568
Flushing Financial Corp.	38,000	991,800
Glacier Bancorp, Inc. (a)	55,100	2,131,268
Great Southern Bancorp, Inc.	9,600	549,120
Great Western Bancorp, Inc.	27,200	1,142,128
Hancock Holding Co.	7,500	349,875
Hilltop Holdings, Inc.	63,300	1,397,031
Hope Bancorp, Inc. (a)	118,629	2,115,155
Independent Bank Corp.	14,200	362,100
Investors Bancorp, Inc.	253,000	3,235,870
Lakeland Financial Corp. (a)	10,900	525,271
Mercantile Bank Corp.	4,900	181,104
OFG Bancorp	146,345	2,056,147
PacWest Bancorp (a)	38,600	1,907,612
Preferred Bank	4,600	282,716
Republic Bancorp, Inc. - Class A	5,100	231,030
S&T Bancorp, Inc.	5,700	246,468

Banks—(Continued)
South State Corp.	1,900	163,875
State Bank Financial Corp.	14,900	497,660
Stock Yards Bancorp, Inc.	4,900	186,935
Tompkins Financial Corp. (a)	5,759	494,583
TriState Capital Holdings, Inc. (b)	6,600	172,260
Trustmark Corp.	92,200	3,008,486
UMB Financial Corp.	57,900	4,413,717
Umpqua Holdings Corp.	153,361	3,464,425
Union Bankshares Corp. (a)	95,874	3,727,581
Washington Trust Bancorp, Inc.	9,900	575,190
Webster Financial Corp. (a)	29,000	1,847,300
West Bancorp, Inc.	3,370	84,756
Westamerica Bancorp (a)	89,400	5,051,994

		87,269,336

Biotechnology—2.2%
Acorda Therapeutics, Inc. (b)	8,600	246,820
Adamas Pharmaceuticals, Inc. (a) (b)	27,500	710,325
AMAG Pharmaceuticals, Inc. (b)	76,700	1,495,650
Arcus Biosciences, Inc. (a) (b)	45,588	557,997
Ardelyx, Inc. (b)	81,600	301,920
Arsanis, Inc. (b)	12,661	45,960
Bluebird Bio, Inc. (b)	4,000	627,800
Deciphera Pharmaceuticals, Inc. (a) (b)	33,900	1,333,965
Enanta Pharmaceuticals, Inc. (b)	11,400	1,321,260
Epizyme, Inc. (b)	21,800	295,390
Fate Therapeutics, Inc. (b)	78,800	893,592
Five Prime Therapeutics, Inc. (a) (b)	41,800	660,858
Iovance Biotherapeutics, Inc. (b)	74,900	958,720
MacroGenics, Inc. (b)	2,000	41,300
Radius Health, Inc. (a) (b)	9,600	282,912
Rigel Pharmaceuticals, Inc. (b)	90,300	255,549
Sarepta Therapeutics, Inc. (b)	4,600	608,028
Syndax Pharmaceuticals, Inc. (a) (b)	45,800	321,516
Tocagen, Inc. (a) (b)	66,700	622,978

		11,582,540

Building Products—0.1%
Gibraltar Industries, Inc. (a) (b)	16,300	611,250

Capital Markets—1.0%
Arlington Asset Investment Corp. - Class A (a)	11,300	116,503
Associated Capital Group, Inc. - Class A	2,900	110,055
GAMCO Investors, Inc. - Class A	4,900	131,124
Oppenheimer Holdings, Inc. - Class A	18,109	507,052
Stifel Financial Corp.	42,200	2,204,950
Virtus Investment Partners, Inc.	16,600	2,123,970

		5,193,654

Chemicals—1.1%
FutureFuel Corp.	43,800	613,638
Minerals Technologies, Inc. (a)	27,200	2,049,520
Rayonier Advanced Materials, Inc.	20,700	353,763
Trinseo S.A.	33,800	2,398,110
Tronox, Ltd. - Class A	19,300	379,824

		5,794,855

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.4% of Net Assets—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—2.0%
ACCO Brands Corp.	377,500	$5,228,375
ARC Document Solutions, Inc. (b)	69,240	122,555
BrightView Holdings, Inc. (b)	15,300	335,835
Ennis, Inc.	21,600	439,560
Essendant, Inc.	98,600	1,303,492
Quad/Graphics, Inc.	89,207	1,858,182
VSE Corp.	31,000	1,481,180

		10,769,179

Communications Equipment—1.9%
Ciena Corp. (b)	4,300	113,993
Comtech Telecommunications Corp.	9,200	293,296
Infinera Corp. (b)	32,100	318,753
InterDigital, Inc.	17,500	1,415,750
NETGEAR, Inc. (b)	16,000	1,000,000
NetScout Systems, Inc. (a) (b)	231,300	6,869,610
Ribbon Communications, Inc. (b)	20,900	148,808

		10,160,210

Construction & Engineering—1.6%
Argan, Inc.	9,210	377,150
EMCOR Group, Inc.	70,000	5,332,600
KBR, Inc.	61,600	1,103,872
MYR Group, Inc. (b)	45,000	1,595,700

		8,409,322

Consumer Finance—0.3%
Nelnet, Inc. - Class A	23,600	1,378,476

Containers & Packaging—0.3%
Graphic Packaging Holding Co.	95,100	1,379,901
Myers Industries, Inc.	14,200	272,640

		1,652,541

Distributors—0.1%
Funko, Inc. - Class A (a) (b)	58,000	727,900
Weyco Group, Inc.	1,700	61,880

		789,780

Diversified Consumer Services—0.7%
Houghton Mifflin Harcourt Co. (b)	227,500	1,740,375
K12, Inc. (b)	69,100	1,131,167
Regis Corp. (b)	67,500	1,116,450

		3,987,992

Diversified Financial Services—0.3%
Cannae Holdings, Inc. (b)	58,400	1,083,320
Marlin Business Services Corp.	8,374	249,964

		1,333,284

Diversified Telecommunication Services—0.5%
Frontier Communications Corp. (a)	281,100	1,506,696
Windstream Holdings, Inc. (b)	197,820	1,042,511

		2,549,207

Electric Utilities—1.5%
El Paso Electric Co.	66,805	3,948,176
Portland General Electric Co.	85,600	3,660,256
Spark Energy, Inc. - Class A (a)	24,400	237,900

		7,846,332

Electrical Equipment—0.2%
Powell Industries, Inc.	31,700	1,104,111

Electronic Equipment, Instruments & Components—3.9%
Bel Fuse, Inc. - Class B	52,400	1,095,160
Benchmark Electronics, Inc.	162,800	4,745,620
Fabrinet (b)	25,400	937,006
Insight Enterprises, Inc. (b)	23,600	1,154,748
OSI Systems, Inc. (b)	18,900	1,461,537
Tech Data Corp. (a) (b)	56,900	4,672,628
TTM Technologies, Inc. (b)	97,000	1,710,110
Vishay Intertechnology, Inc. (a)	235,200	5,456,640

		21,233,449

Energy Equipment & Services—1.5%
Archrock, Inc.	204,800	2,457,600
FTS International, Inc. (b)	37,400	532,576
Natural Gas Services Group, Inc. (b)	11,500	271,400
Noble Corp. plc (a) (b)	428,675	2,713,513
U.S. Silica Holdings, Inc. (a)	42,300	1,086,687
Unit Corp. (b)	47,200	1,206,432

		8,268,208

Equity Real Estate Investment Trusts—10.3%
Alexander & Baldwin, Inc.	51,689	1,214,692
American Assets Trust, Inc.	44,086	1,688,053
Apartment Investment & Management Co. - Class A	51,000	2,157,300
Ashford Hospitality Trust, Inc.	231,795	1,877,539
Bluerock Residential Growth REIT, Inc.	11,800	105,256
Braemar Hotels & Resorts, Inc.	76,400	872,488
CBL & Associates Properties, Inc.	93,700	521,909
Cedar Realty Trust, Inc.	71,100	335,592
CorEnergy Infrastructure Trust, Inc. (a)	19,600	736,960
CoreSite Realty Corp.	21,500	2,382,630
DCT Industrial Trust, Inc.	47,775	3,188,026
DiamondRock Hospitality Co. (a)	283,900	3,486,292
EPR Properties	8,800	570,152
First Industrial Realty Trust, Inc.	32,600	1,086,884
Franklin Street Properties Corp.	85,900	735,304
Geo Group, Inc. (The)	127,900	3,522,366
Getty Realty Corp.	37,829	1,065,643
Gladstone Commercial Corp.	18,900	363,258
Government Properties Income Trust	49,400	782,990
Hersha Hospitality Trust (a)	43,800	939,510
Highwoods Properties, Inc.	7,700	390,621
Hospitality Properties Trust	41,200	1,178,732
InfraREIT, Inc.	104,500	2,316,765
Kite Realty Group Trust (a)	31,500	538,020
LaSalle Hotel Properties	20,500	701,715
LTC Properties, Inc.	25,500	1,089,870

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.4% of Net Assets—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Mack-Cali Realty Corp.	109,800	$2,226,744
Pebblebrook Hotel Trust	86,200	3,344,560
Pennsylvania Real Estate Investment Trust (a)	115,000	1,263,850
Piedmont Office Realty Trust, Inc. - Class A	132,700	2,644,711
PotlatchDeltic Corp.	9,700	493,245
Preferred Apartment Communities, Inc. - Class A	51,400	873,286
PS Business Parks, Inc.	13,700	1,760,450
RLJ Lodging Trust	108,468	2,391,719
Saul Centers, Inc.	3,100	166,098
Select Income REIT	18,800	422,436
STAG Industrial, Inc.	18,200	495,586
Sunstone Hotel Investors, Inc.	130,273	2,165,137
Taubman Centers, Inc.	3,500	205,660
Urstadt Biddle Properties, Inc. - Class A	20,100	454,863
Washington Prime Group, Inc. (a)	169,447	1,374,215
Washington Real Estate Investment Trust	2,400	72,792
Xenia Hotels & Resorts, Inc.	51,300	1,249,668

		55,453,587

Food & Staples Retailing—0.0%
United Natural Foods, Inc. (a) (b)	1,900	81,054

Food Products—0.5%
Darling Ingredients, Inc. (a) (b)	136,600	2,715,608
Dean Foods Co.	15,200	159,752

		2,875,360

Gas Utilities—1.6%
Northwest Natural Gas Co. (a)	57,900	3,694,020
Southwest Gas Holdings, Inc.	39,000	2,974,530
Spire, Inc.	23,539	1,663,030

		8,331,580

Health Care Equipment & Supplies—0.4%
AngioDynamics, Inc. (b)	58,827	1,308,312
FONAR Corp. (b)	10,300	273,465
Meridian Bioscience, Inc.	49,100	780,690

		2,362,467

Health Care Providers & Services—2.8%
American Renal Associates Holdings, Inc. (b)	87,300	1,376,721
Community Health Systems, Inc. (a) (b)	440,000	1,460,800
Cross Country Healthcare, Inc. (b)	18,000	202,500
LifePoint Health, Inc. (b)	65,550	3,198,840
Molina Healthcare, Inc. (a) (b)	23,300	2,282,002
Owens & Minor, Inc. (a)	127,100	2,123,841
Patterson Cos., Inc.	35,800	811,586
Tivity Health, Inc. (b)	11,900	418,880
Triple-S Management Corp. - Class B (b)	49,600	1,937,376
WellCare Health Plans, Inc. (b)	4,000	984,960

		14,797,506

Health Care Technology—0.2%
Allscripts Healthcare Solutions, Inc. (b)	110,100	1,321,200

Hotels, Restaurants & Leisure—2.4%
Brinker International, Inc.	50,100	2,384,760
Penn National Gaming, Inc. (a) (b)	87,700	2,945,843
Pinnacle Entertainment, Inc. (b)	166,000	5,599,180
Ruth’s Hospitality Group, Inc.	70,800	1,985,940
Speedway Motorsports, Inc.	10,500	182,280

		13,098,003

Household Durables—2.3%
AV Homes, Inc. (b)	7,600	162,640
Beazer Homes USA, Inc. (b)	160,600	2,368,850
Hamilton Beach Brands Holding Co. - Class A (a)	25,600	743,680
Helen of Troy, Ltd. (b)	7,300	718,685
Hovnanian Enterprises, Inc. - Class A (b)	664,800	1,083,624
KB Home	203,600	5,546,064
TRI Pointe Group, Inc. (b)	104,000	1,701,440

		12,324,983

Household Products—0.2%
Central Garden and Pet Co. - Class A (b)	27,100	1,096,737

Independent Power and Renewable Electricity Producers—1.3%
Atlantic Power Corp. (a) (b)	546,900	1,203,180
Pattern Energy Group, Inc. - Class A	71,800	1,346,250
Vistra Energy Corp. (b)	191,308	4,526,347

		7,075,777

Insurance—4.0%
Argo Group International Holdings, Ltd.	19,519	1,135,030
CNO Financial Group, Inc.	212,000	4,036,480
Global Indemnity, Ltd.	3,000	116,940
Hallmark Financial Services, Inc. (b)	18,921	188,831
HCI Group, Inc.	8,800	365,816
Heritage Insurance Holdings, Inc. (a)	155,800	2,597,186
Horace Mann Educators Corp.	26,711	1,191,311
Infinity Property & Casualty Corp.	2,300	327,405
MBIA, Inc. (a) (b)	336,700	3,043,768
Navigators Group, Inc. (The)	15,100	860,700
Primerica, Inc.	49,200	4,900,320
ProAssurance Corp.	34,000	1,205,300
Third Point Reinsurance, Ltd. (b)	102,000	1,275,000
Universal Insurance Holdings, Inc.	14,600	512,460

		21,756,547

Internet & Direct Marketing Retail—0.7%
Liberty Expedia Holdings, Inc. - Class A (b)	37,300	1,638,962
Liberty TripAdvisor Holdings, Inc. - Class A (b)	125,400	2,018,940

		3,657,902

Internet Software & Services—0.1%
Nutanix, Inc. - Class A (b)	11,600	598,212

IT Services—1.9%
Convergys Corp.	219,600	5,367,024
Perficient, Inc. (b)	56,000	1,476,720

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.4% of Net Assets—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Travelport Worldwide, Ltd.	72,500	$1,344,150
Unisys Corp. (b)	159,269	2,054,570

		10,242,464

Machinery—2.4%
AGCO Corp.	24,700	1,499,784
Briggs & Stratton Corp.	39,700	699,117
Douglas Dynamics, Inc.	70,042	3,362,016
Graham Corp.	6,700	172,927
Harsco Corp. (b)	56,900	1,257,490
Hurco Cos., Inc.	11,782	527,245
Kadant, Inc.	15,707	1,510,228
LB Foster Co. - Class A (b)	8,600	197,370
Wabash National Corp. (a)	199,600	3,724,536

		12,950,713

Marine—0.4%
Costamare, Inc.	261,100	2,083,578

Media—1.5%
Eros International plc (b)	49,100	638,300
Gannett Co., Inc.	291,700	3,121,190
Hemisphere Media Group, Inc. (b)	95,300	1,248,430
MSG Networks, Inc. - Class A (b)	28,900	692,155
New Media Investment Group, Inc.	70,500	1,302,840
tronc, Inc. (b)	60,500	1,045,440

		8,048,355

Metals & Mining—2.0%
Carpenter Technology Corp. (a)	43,400	2,281,538
Kaiser Aluminum Corp.	28,100	2,925,491
Schnitzer Steel Industries, Inc. - Class A (a)	13,200	444,840
SunCoke Energy, Inc. (b)	98,800	1,323,920
Warrior Met Coal, Inc.	43,000	1,185,510
Worthington Industries, Inc.	60,600	2,543,382

		10,704,681

Mortgage Real Estate Investment Trusts—2.1%
AG Mortgage Investment Trust, Inc.	24,400	458,476
ARMOUR Residential REIT, Inc.	30,600	697,986
Capstead Mortgage Corp.	392,558	3,513,394
Cherry Hill Mortgage Investment Corp.	40,014	714,650
CYS Investments, Inc.	379,300	2,844,750
Dynex Capital, Inc.	101,700	664,101
Invesco Mortgage Capital, Inc.	141,151	2,244,301

		11,137,658

Multi-Utilities—1.0%
Avista Corp.	64,300	3,386,038
NorthWestern Corp.	33,983	1,945,527
Unitil Corp.	5,500	280,720

		5,612,285

Multiline Retail—1.2%
Dillard’s, Inc. - Class A (a)	69,200	6,539,400

Oil, Gas & Consumable Fuels—5.0%
Arch Coal, Inc. - Class A	34,900	2,737,207
Delek U.S. Holdings, Inc.	96,200	4,826,354
Denbury Resources, Inc. (a) (b)	827,300	3,979,313
EP Energy Corp. - Class A (a) (b)	483,400	1,450,200
Gulfport Energy Corp. (b)	249,800	3,139,986
HighPoint Resources Corp. (b)	175,800	1,068,864
NACCO Industries, Inc. - Class A	12,500	421,875
PDC Energy, Inc. (b)	45,600	2,756,520
REX American Resources Corp. (b)	42,200	3,416,934
Sanchez Energy Corp. (a) (b)	101,200	457,424
Ship Finance International, Ltd.	30,000	448,500
W&T Offshore, Inc. (b)	309,600	2,213,640

		26,916,817

Paper & Forest Products—1.0%
Domtar Corp.	25,700	1,226,918
Louisiana-Pacific Corp. (a)	4,700	127,934
Schweitzer-Mauduit International, Inc.	58,700	2,566,364
Verso Corp. - Class A (b)	60,500	1,316,480

		5,237,696

Pharmaceuticals—0.8%
Amphastar Pharmaceuticals, Inc. (b)	10,600	161,756
Dermira, Inc. (b)	24,300	223,560
Intra-Cellular Therapies, Inc. (b)	44,200	781,014
Medicines Co. (The) (a) (b)	30,100	1,104,670
MyoKardia, Inc. (a) (b)	12,700	630,555
Prestige Brands Holdings, Inc. (b)	42,100	1,615,798

		4,517,353

Professional Services—2.6%
Acacia Research Corp. (b)	38,300	158,945
Barrett Business Services, Inc.	29,060	2,806,324
CRA International, Inc.	7,000	356,230
FTI Consulting, Inc. (b)	102,000	6,168,960
Huron Consulting Group, Inc. (b)	57,000	2,331,300
ICF International, Inc.	11,000	781,550
TrueBlue, Inc. (b)	47,600	1,282,820

		13,886,129

Retail—0.1%
BJ’s Wholesale Club Holdings, Inc. (b)	25,300	598,345

Road & Rail—0.9%
ArcBest Corp.	68,700	3,139,590
Covenant Transportation Group, Inc. - Class A (b)	11,200	352,800
YRC Worldwide, Inc. (b)	126,300	1,269,315

		4,761,705

Semiconductors & Semiconductor Equipment—1.9%
Amkor Technology, Inc. (b)	194,000	1,666,460
Cirrus Logic, Inc. (b)	67,000	2,568,110

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.4% of Net Assets—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Cypress Semiconductor Corp. (a)	155,502	$2,422,721
Rambus, Inc. (a) (b)	157,500	1,975,050
Xperi Corp.	98,846	1,591,421

		10,223,762

Software—1.5%
Fair Isaac Corp. (b)	18,000	3,479,760
MicroStrategy, Inc. - Class A (b)	8,200	1,047,550
Progress Software Corp.	66,000	2,562,120
Synchronoss Technologies, Inc. (a) (b)	72,600	447,942
TiVo Corp.	25,300	340,285

		7,877,657

Specialty Retail—2.1%
Cato Corp. (The) - Class A	38,400	945,408
Chico’s FAS, Inc.	48,700	396,418
Children’s Place, Inc. (The) (a)	29,000	3,503,200
Hibbett Sports, Inc. (a) (b)	77,400	1,772,460
Murphy USA, Inc. (b)	31,100	2,310,419
Office Depot, Inc.	296,400	755,820
Party City Holdco, Inc. (b)	14,400	219,600
Pier 1 Imports, Inc.	40,300	95,914
Sally Beauty Holdings, Inc. (a) (b)	67,000	1,074,010

		11,073,249

Textiles, Apparel & Luxury Goods—1.1%
Deckers Outdoor Corp. (b)	17,600	1,986,864
Movado Group, Inc.	69,500	3,356,850
Perry Ellis International, Inc. (b)	14,100	383,097

		5,726,811

Thrifts & Mortgage Finance—3.5%
BankFinancial Corp.	35,485	626,310
Beneficial Bancorp, Inc. (a)	296,655	4,805,811
Charter Financial Corp.	64,000	1,545,600
First Defiance Financial Corp.	8,900	596,834
Meridian Bancorp, Inc.	80,600	1,543,490
Northfield Bancorp, Inc.	165,100	2,743,962
Oritani Financial Corp. (a)	7,200	116,640
Radian Group, Inc.	28,700	465,514
Territorial Bancorp, Inc.	4,100	127,100
United Community Financial Corp.	11,000	120,890
United Financial Bancorp, Inc.	25,100	439,752
Walker & Dunlop, Inc.	35,100	1,953,315
Washington Federal, Inc. (a)	91,300	2,985,510
Waterstone Financial, Inc.	22,900	390,445
WSFS Financial Corp.	5,095	271,564

		18,732,737

Tobacco—0.5%
Universal Corp.	28,967	1,913,270
Vector Group, Ltd.	51,300	978,804

		2,892,074

Trading Companies & Distributors—1.2%
DXP Enterprises, Inc. (b)	35,300	1,348,460
MRC Global, Inc. (b)	161,500	3,499,705
Titan Machinery, Inc. (b)	97,100	1,509,905

		6,358,070

Water Utilities—0.4%
American States Water Co. (a)	36,800	2,103,488
California Water Service Group	5,100	198,645

		2,302,133

Total Common Stocks (Cost $422,886,318)		529,084,793

Short-Term Investment—1.9%

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $9,965,348; collateralized by U.S. Treasury Note at 2.500%, maturing 05/15/24, with a market value of $10,166,055.	9,964,683	9,964,683

Total Short-Term Investments (Cost $9,964,683)		9,964,683

Securities Lending Reinvestments (c)—14.0%

Certificates of Deposit—5.0%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (d)	1,000,000	1,000,054
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	1,000,000	999,942
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (d)	1,500,000	1,502,100
Barclays Bank plc 2.430%, 08/01/18	2,000,000	2,000,594
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (d)	500,000	499,953
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (d)	1,000,000	1,000,375
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (d)	500,000	499,925
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	1,000,000	1,000,778
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (d)	1,500,000	1,500,069
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	993,995	998,600
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (d)	1,000,000	1,000,168
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	1,500,000	1,499,939
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	1,987,854	1,994,860

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (d)	1,500,000	$1,500,634
2.548%, 3M LIBOR + 0.190%, 02/01/19 (d)	1,000,000	1,000,247
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (d)	500,000	499,995
2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	1,500,000	1,501,201
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (d)	1,000,000	999,983
2.401%, 1M LIBOR + 0.400%, 10/02/18 (d)	500,000	499,950
Standard Chartered plc 2.250%, 08/21/18	1,000,000	1,000,153
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (d)	1,000,000	1,000,088
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (d)	1,500,000	1,500,000
Wells Fargo Bank N.A. 2.502%, 3M LIBOR + 0.140%, 10/26/18 (d)	1,000,000	1,001,272
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	1,000,000	999,934

		27,000,814

Commercial Paper—2.1%
Bank of China, Ltd. 2.500%, 07/23/18	993,681	998,743
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	1,000,000	1,000,439
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (d)	1,000,000	999,991
2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	2,000,000	2,000,584
Sheffield Receivables Co. 2.490%, 11/26/18	986,928	989,633
Starbird Funding Corp. 2.300%, 08/10/18	1,491,567	1,496,257
Toyota Motor Credit Corp. 2.310%, 09/18/18	1,488,643	1,492,383
2.320%, 07/26/18	993,169	998,619
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	1,500,000	1,499,712

		11,476,361

Repurchase Agreements—5.6%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $1,003,876; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $1,054,288.	1,000,000	1,000,000
Deutsche Bank AG, London
Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $808,893; collateralized by various Common Stock with an aggregate market value of $892,967.	800,000	800,000

Repurchase Agreements—(Continued)
Deutsche Bank AG, London
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $1,022,231; collateralized by various Common Stock with an aggregate market value of $1,116,209.	1,000,000	1,000,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $1,002,555; collateralized by various Common Stock with an aggregate market value of $1,112,195.	1,000,000	1,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $2,813,540; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $2,870,641.	2,813,072	2,813,072
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $771,833; collateralized by various Common Stock with an aggregate market value of $825,000.	750,000	750,000
Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $2,201,168; collateralized by various Common Stock with an aggregate market value of $2,310,000.	2,100,000	2,100,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $2,012,480; collateralized by various Common Stock with an aggregate market value of $2,225,782.	2,000,000	2,000,000
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $2,632,148; collateralized by various Common Stock with an aggregate market value of $2,893,517.	2,600,000	2,600,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $1,006,564; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $1,506,506; collateralized by various Common Stock with an aggregate market value of $1,669,337.	1,500,000	1,500,000
Societe Generale
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,005,467; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $3,721,702; collateralized by various Common Stock with an aggregate market value of $4,117,552.	3,700,000	3,700,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $2,515,375; collateralized by various Common Stock with an aggregate market value of $2,782,130.	2,500,000	2,500,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $3,422,459; collateralized by various Common Stock with an aggregate market value of $3,783,696.	3,400,000	$3,400,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $2,006,587; collateralized by various Common Stock with an aggregate market value of $2,225,704.	2,000,000	2,000,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $1,004,564; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000

		30,163,072

Time Deposits—1.3%
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	1,000,000	1,000,000
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
DZ Bank AG 1.890%, 07/02/18	2,000,000	2,000,000
Nordea Bank New York 1.880%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000

Time Deposits—(Continued)
Svenska Handelsbanken AB 1.870%, 07/02/18	1,000,000	1,000,000

		7,000,000

Total Securities Lending Reinvestments (Cost $75,631,776)		75,640,247

Total Investments—114.3% (Cost $508,482,777)		614,689,723
Other assets and liabilities (net)—(14.3)%		(76,774,096)

Net Assets—100.0%		$537,915,627

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $73,000,817 and the collateral received consisted of cash in the amount of $75,598,907. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
Russell 2000 Index Mini Futures	09/21/18	93	USD	7,660,875	$(152,951)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$529,084,793	$—	$—	$529,084,793
Total Short-Term Investment*	—	9,964,683	—	9,964,683
Total Securities Lending Reinvestments*	—	75,640,247	—	75,640,247
Total Investments	$529,084,793	$85,604,930	$—	$614,689,723

Collateral for Securities Loaned (Liability)	$—	$(75,598,907)	$—	$(75,598,907)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(152,951)	$—	$—	$(152,951)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$614,689,723
Cash denominated in foreign currencies (c)	5,651
Cash collateral for futures contracts	700,000
Receivable for:
Investments sold	3,207,088
Fund shares sold	20,377
Dividends and interest	880,362

Total Assets	619,503,201

Liabilities
Collateral for securities loaned	75,598,907
Payables for:
Investments purchased	5,138,792
Fund shares redeemed	206,580
Variation margin on futures contracts	17,632
Accrued Expenses:
Management fees	306,153
Distribution and service fees	7,404
Deferred trustees’ fees	125,634
Other expenses	186,472

Total Liabilities	81,587,574

Net Assets	$537,915,627

Net Assets Consist of:
Paid in surplus	$412,038,423
Undistributed net investment income	3,865,876
Accumulated net realized gain	15,957,337
Unrealized appreciation on investments, futures contracts and foreign currency transactions	106,053,991

Net Assets	$537,915,627

Net Assets
Class A	$502,885,607
Class B	35,030,020
Capital Shares Outstanding*
Class A	28,963,064
Class B	2,037,091
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.36
Class B	17.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $508,482,777.
(b)	Includes securities loaned at value of $73,000,817.
(c)	Identified cost of cash denominated in foreign currencies was $5,674.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$5,093,272
Non-cash dividends	454,509
Interest	33,775
Securities lending income	436,904

Total investment income	6,018,460
Expenses
Management fees	2,077,550
Administration fees	8,532
Custodian and accounting fees	97,938
Distribution and service fees—Class B	44,524
Audit and tax services	30,052
Legal	21,574
Trustees’ fees and expenses	20,713
Shareholder reporting	16,728
Insurance	1,598
Miscellaneous	4,980

Total expenses	2,324,189
Less management fee waiver	(271,864)

Net expenses	2,052,325

Net Investment Income	3,966,135

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	17,703,338
Futures contracts	1,347,500
Foreign currency transactions	(108)

Net realized gain	19,050,730

Net change in unrealized appreciation (depreciation) on:
Investments	7,739,482
Futures contracts	(182,107)
Foreign currency transactions	(226)

Net change in unrealized appreciation	7,557,149

Net realized and unrealized gain	26,607,879

Net Increase in Net Assets From Operations	$30,574,014

(a)	Net of foreign withholding taxes of $1,804.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$3,966,135	$6,809,306
Net realized gain	19,050,730	31,222,391
Net change in unrealized appreciation (depreciation)	7,557,149	(18,920,183)

Increase in net assets from operations	30,574,014	19,111,514

From Distributions to Shareholders
Net investment income
Class A	(6,481,067)	(6,521,570)
Class B	(365,368)	(420,986)
Net realized capital gains
Class A	(28,385,431)	(23,455,732)
Class B	(2,006,622)	(1,801,818)

Total distributions	(37,238,488)	(32,200,106)

Increase in net assets from capital share transactions	5,297,863	989,952

Total decrease in net assets	(1,366,611)	(12,098,640)

Net Assets
Beginning of period	539,282,238	551,380,878

End of period	$537,915,627	$539,282,238

Undistributed net investment income
End of period	$3,865,876	$6,746,176

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,059,799	$18,800,368	523,832	$8,843,000
Reinvestments	1,983,305	34,866,498	1,799,358	29,977,302
Redemptions	(2,621,716)	(46,992,397)	(2,104,516)	(37,173,213)

Net increase	421,388	$6,674,469	218,674	$1,647,089

Class B
Sales	34,760	$605,277	231,899	$4,011,833
Reinvestments	136,243	2,371,990	134,634	2,222,804
Redemptions	(246,301)	(4,353,873)	(399,177)	(6,891,774)

Net decrease	(75,298)	$(1,376,606)	(32,644)	$(657,137)

Increase derived from capital shares transactions		$5,297,863		$989,952

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.61		$18.11	$15.15	$18.09	$19.93	$15.07

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.23	0.21	0.27	0.22	0.21
Net realized and unrealized gain (loss) on investments	0.90		0.37	4.14	(1.42)	0.52	4.77

Total from investment operations	1.03		0.60	4.35	(1.15)	0.74	4.98

Less Distributions
Distributions from net investment income	(0.24)		(0.24)	(0.30)	(0.24)	(0.22)	(0.12)
Distributions from net realized capital gains	(1.04)		(0.86)	(1.09)	(1.55)	(2.36)	0.00

Total distributions	(1.28)		(1.10)	(1.39)	(1.79)	(2.58)	(0.12)

Net Asset Value, End of Period	$17.36		$17.61	$18.11	$15.15	$18.09	$19.93

Total Return (%) (b)	5.73	(c)	3.62	30.86	(7.25)	4.66	33.25

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(d)	0.84	0.83	0.82	0.82	0.83
Net ratio of expenses to average net assets (%) (e)	0.75	(d)	0.74	0.73	0.73	0.73	0.75
Ratio of net investment income to average net assets (%)	1.50	(d)	1.31	1.34	1.59	1.22	1.21
Portfolio turnover rate (%)	23	(c)	40	38	38	35	110
Net assets, end of period (in millions)	$502.9		$502.5	$512.9	$528.3	$647.2	$745.9

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.42		$17.94	$15.02	$17.94	$19.79	$14.97

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.18	0.17	0.22	0.18	0.16
Net realized and unrealized gain (loss) on investments	0.90		0.36	4.10	(1.39)	0.50	4.74

Total from investment operations	1.01		0.54	4.27	(1.17)	0.68	4.90

Less Distributions
Distributions from net investment income	(0.19)		(0.20)	(0.26)	(0.20)	(0.17)	(0.08)
Distributions from net realized capital gains	(1.04)		(0.86)	(1.09)	(1.55)	(2.36)	0.00

Total distributions	(1.23)		(1.06)	(1.35)	(1.75)	(2.53)	(0.08)

Net Asset Value, End of Period	$17.20		$17.42	$17.94	$15.02	$17.94	$19.79

Total Return (%) (b)	5.70	(c)	3.31	30.51	(7.43)	4.37	32.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(d)	1.09	1.08	1.07	1.07	1.08
Net ratio of expenses to average net assets (%) (e)	1.00	(d)	0.99	0.98	0.98	0.98	1.00
Ratio of net investment income to average net assets (%)	1.24	(d)	1.05	1.10	1.34	1.00	0.90
Portfolio turnover rate (%)	23	(c)	40	38	38	35	110
Net assets, end of period (in millions)	$35.0		$36.8	$38.5	$29.5	$32.6	$31.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, adjustments to prior period accumulated balances, distribution re-designations and real estate investment trust (“REIT”) adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $9,964,683. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $30,163,072. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a) (b)	$152,951

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,347,500

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(182,107)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$7,858

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$121,456,314	$0	$148,535,571

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$2,077,550	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 amounted to $262,303 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee by the same amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $9,561 was waived in the aggregate for the six months ended June 30, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations. This waiver had no impact on the net ratio of expenses to average net assets as shown in the Financial Highlights for the six months ended June 30, 2018.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$511,351,088

Gross unrealized appreciation	129,289,813
Gross unrealized depreciation	(26,104,129)

Net unrealized appreciation (depreciation)	$103,185,684

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$6,942,556	$11,736,479	$25,257,550	$32,386,438	$32,200,106	$44,122,917

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,851,205	$30,196,126	$95,599,375	$—	$132,646,706

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 3.14% and 3.08%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the FTSE World Government Bond Index (“WGBI”)2, returned 0.43% and -0.94%, respectively. A blend of the MSCI World Index (60%) and the FTSE WGBI (40%) returned -0.06%.

MARKET ENVIRONMENT / CONDITIONS

Volatility roared back with a vengeance during the first half of 2018. After 15 months of relatively calm markets, a combination of higher U.S. Treasury yields, a stronger U.S. dollar, persistent trade tensions, and European politics in global markets dampened risk sentiment. Global equity markets, as measured by the MSCI World Index, posted slightly positive returns in the first half of 2018. Market unease was exacerbated by fears that technology companies’ ability to monetize data would face headwinds as data privacy concerns erupted following news that an analytics firm had obtained Facebook users’ data. Despite negative news flow, the Information Technology sector posted the strongest returns for the six-month period. As widely expected, the Federal Reserve (the “Fed”) raised the target range for its federal funds rate twice by 25 basis points from 1.50% to 2% during the period. The increase marked the sixth and seventh rate hike of the current cycle. In contrast to the message from other major central banks, the Fed has cited upbeat U.S. economic growth prospects and labor market health as reasons to continue tightening monetary policy.
In fixed income markets, corporate credit spreads (the difference in yield between credit and Treasury securities of similar maturity) widened despite healthy profits and positive cyclical dynamics. Rising trade tensions, emerging market volatility and political instability in the euro zone periphery lowered investor confidence and likely contributed to reduced global demand for credit. Robust mergers and acquisitions activity and corporate bond supply weighed on valuations. Higher U.S. Treasury yields and uncertainty outside of the U.S. resulted in a stronger U.S. dollar and tighter global financial conditions. Emerging market currency and local bond market weakness was most evident in countries where inflation and external vulnerability has been most acute, such as Turkey and Argentina. Weakness was also evident in countries facing disruptions to growth or fiscal balances from threatened global trade supply chains (South Korea) or local politics (Brazil).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The global equity portion of the Portfolio outperformed the benchmark for the six-month period ended June 30, 2018. Positive performance results were broad based across all sectors except the Energy sector. Security selection in the Financials and Industrials sectors was particularly strong, where the Portfolio’s larger positions in stock names S&P Global, London Stock Exchange, Thales, and Roper Technologies boosted relative results. Securities in the Information Technology sector also contributed meaningfully to relative performance.

The Portfolio’s largest individual equity contributor for the period was Amazon. Amazon outperformed as the company reported strong first quarter earnings, highlighted by acceleration in Amazon Web Services growth rate to almost 50% year-over-year, the emergence of advertising as a small but high growth revenue stream, and the announced price increase for Prime membership. In late June, Amazon announced its acquisition of PillPack Pharmacy, and while a relatively small acquisition, we believe it could be a springboard for future expansion into the healthcare arena. In our view, Amazon has demonstrated a track record of identifying and disrupting large profit pools in established industries, either through organic or inorganic investment. We expect the acquisition to immediately grow the scale of PillPack’s platform, and potentially help Amazon to grow its Prime membership base among older individuals, given that PillPack’s customer base skewed toward this demographic.

On the negative side, shares of Goldman Sachs, a global investment bank, fell over the period as investors appeared skeptical of the bank’s expansion into consumer lending and were underwhelmed by the results of the Fed’s stress test announced in June. Goldman passed by a narrow margin, and its payout was capped at last year’s level. Despite these near-term pressures, we continued to hold Goldman and believe the company is poised to benefit from a strengthening global economy with higher interest rates and a normalization of market volatility. An underweight to the Energy sector detracted during the period; however, the Portfolio’s stock selection was positive.

In the fixed income portion of the Portfolio, positioning in non-dollar fixed-income bonds was a negative driver of relative performance in the period. Bonds denominated in the euro were the main detractor from performance as the euro depreciated versus the dollar. While limited exposure to poor performing peripheral Eurozone country governments bonds was also helpful, select European Banking and Insurance sector issuers, however, detracted from results. Select hard currency sovereign bonds issued by emerging countries also detracted. Allocation to emerging market currencies was also a negative source of performance, as increased trade war rhetoric and heightened volatility dampened the risk appetite for emerging market assets. Specifically, exposure to the Brazilian real, South African rand, and Indonesian rupiah detracted from the Portfolio’s results.

The Portfolio’s exposure to U.S. high yield holdings lifted results as they generally outpaced higher-grade names and proved among the more resilient fixed income segments during the period, aided by pockets of strength and the benefit of higher income to offset the effects of rising yields. An allocation to corporate credit was a positive

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

contributor year-to-date. Corporate bond holdings within chemicals, communications issuers from the wirelines and wireless industries, and energy issuers were additive during the period.

The Portfolio used derivatives to manage active currency positions and were overall additive to results in the period. Foreign exchange forwards were used primarily to limit exposure to non-USD currencies, but on occasion were used to gain exposure to a benchmark currency without being invested in cash bonds.

At period end, the equity portion of the Portfolio found what we considered to be the most compelling opportunities across the Information Technology, Financials, Industrials, and Consumer Discretionary sectors, with limited exposure to the Real Estate sector and commodities. As of June 30, 2018, the Portfolio was not invested in the Utilities and Telecommunication Services sectors.

In the fixed income segment, the Portfolio continued to favor opportunities in the corporate bond market, particularly within high yield and tilted toward U.S. issuers.

Overall, the Portfolio ended the period with an allocation of 67.5% equities, 17.5% U.S. fixed income, and 15% non-U.S. fixed income.

Dan Fuss

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE FTSE WORLD GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Global Markets Portfolio
Class A	3.14	12.71	9.82	8.14
Class B	3.08	12.46	9.56	7.88
MSCI World Index	0.43	11.09	9.94	6.26
FTSE World Government Bond Index	-0.94	1.90	1.11	2.07

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The FTSE World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Equity Sectors

% of Net Assets
Information Technology	18.2
Financials	15.1
Industrials	9.4
Consumer Discretionary	7.3
Health Care	5.5

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	21.7
Foreign Government	6.3
Convertible Bonds	0.6
U.S. Treasury & Government Agencies	0.5
Municipals	0.2

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Markets Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A	Actual	0.77%	$1,000.00	$1,031.40	$3.88
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

Class B	Actual	1.02%	$1,000.00	$1,030.80	$5.14
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—66.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.7%
Northrop Grumman Corp.	31,737	$9,765,475
Thales S.A.	57,269	7,373,368

		17,138,843

Banks—2.5%
HDFC Bank, Ltd.	130,173	4,065,828
M&T Bank Corp.	43,947	7,477,582

		11,543,410

Building Products—1.5%
Assa Abloy AB - Class B	215,146	4,578,763
Geberit AG	5,291	2,273,038

		6,851,801

Capital Markets—7.1%
Goldman Sachs Group, Inc. (The)	34,633	7,639,001
Intercontinental Exchange, Inc.	108,561	7,984,662
Julius Baer Group, Ltd. (a)	61,484	3,612,010
London Stock Exchange Group plc	98,470	5,801,540
S&P Global, Inc.	39,206	7,993,711

		33,030,924

Chemicals—4.4%
LyondellBasell Industries NV - Class A	57,969	6,367,895
Sherwin-Williams Co. (The)	33,845	13,794,206

		20,162,101

Electronic Equipment, Instruments & Components—1.0%
Halma plc	245,357	4,430,355

Food Products—3.3%
McCormick & Co., Inc. (b)	60,622	7,037,608
Nestle S.A.	108,210	8,377,270

		15,414,878

Health Care Equipment & Supplies—2.2%
Danaher Corp.	101,897	10,055,196

Health Care Providers & Services—2.2%
UnitedHealth Group, Inc.	40,668	9,977,487

Hotels, Restaurants & Leisure—2.3%
Marriott International, Inc. - Class A	84,523	10,700,612

Household Durables—0.6%
NVR, Inc. (a)	881	2,616,878

Household Products—1.2%
Colgate-Palmolive Co.	44,977	2,914,959
Reckitt Benckiser Group plc	33,076	2,719,027

		5,633,986

Industrial Conglomerates—3.0%
Roper Technologies, Inc.	49,765	13,730,661

Insurance—5.4%
AIA Group, Ltd.	1,517,400	13,136,488
Legal & General Group plc	2,275,428	7,985,591
Travelers Cos., Inc. (The)	31,573	3,862,641

		24,984,720

Internet & Direct Marketing Retail—3.4%
Amazon.com, Inc. (a)	6,959	11,828,908
Booking Holdings, Inc. (a)	1,853	3,756,198

		15,585,106

Internet Software & Services—8.9%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	75,542	14,015,307
Alphabet, Inc. - Class A (a)	8,438	9,528,105
Alphabet, Inc. - Class C (a)	4,791	5,345,079
Facebook, Inc. - Class A (a)	62,868	12,216,510

		41,105,001

IT Services—4.3%
Accenture plc - Class A	43,752	7,157,390
CGI Group, Inc. - Class A (a)	121,700	7,712,187
Nomura Research Institute, Ltd.	105,700	5,116,474

		19,986,051

Life Sciences Tools & Services—1.2%
Mettler-Toledo International, Inc. (a)	9,449	5,467,475

Machinery—1.2%
Atlas Copco AB - A Shares	143,165	4,149,456
Epiroc AB - Class A (a)	144,584	1,517,230

		5,666,686

Oil, Gas & Consumable Fuels—1.1%
EOG Resources, Inc.	42,273	5,260,029

Real Estate Management & Development—1.2%
CBRE Group, Inc. - Class A (a)	118,110	5,638,571

Semiconductors & Semiconductor Equipment—1.7%
Texas Instruments, Inc.	72,258	7,966,445

Software—2.3%
Temenos AG (a)	46,929	7,096,657
Tyler Technologies, Inc. (a)	15,317	3,401,906

		10,498,563

Specialty Retail—1.1%
Dufry AG (a) (b)	38,733	4,937,083

Total Common Stocks (Cost $214,779,215)		308,382,862

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—21.7%

Security Description	Principal Amount*	Value

Advertising—0.0%
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.250%, 02/15/22	25,000	$25,269
5.875%, 03/15/25	55,000	55,448

		80,717

Aerospace/Defense—0.1%
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	370,000	375,041
TransDigm, Inc. 6.500%, 07/15/24	76,000	77,330
6.500%, 05/15/25	75,000	75,844

		528,215

Airlines—0.6%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	230,000	221,118
4.125%, 12/15/27 (144A)	158,122	156,841
American Airlines Pass-Through Trust 4.950%, 02/15/25	158,738	160,960
5.250%, 01/15/24	752,365	767,413
Delta Air Lines Pass-Through Trust 8.021%, 08/10/22	692,412	760,891
Latam Airlines Pass-Through Trust 4.200%, 11/15/27	260,936	246,794
Latam Finance, Ltd. 6.875%, 04/11/24 (144A)	400,000	391,000
U.S. Airways Pass-Through Trust 5.900%, 10/01/24	55,307	59,200
8.000%, 10/01/19	26,697	28,032

		2,792,249

Auto Manufacturers—0.9%
Daimler Finance North America LLC 1.750%, 10/30/19 (144A)	210,000	206,315
FCE Bank plc 1.615%, 05/11/23 (EUR)	155,000	184,532
Ford Motor Co. 6.625%, 10/01/28 (b)	1,675,000	1,878,529
Ford Motor Credit Co. LLC 3.470%, 04/05/21	200,000	198,792
General Motors Co. 5.200%, 04/01/45	100,000	91,802
General Motors Financial Co., Inc. 3.450%, 04/10/22	100,000	98,262
5.250%, 03/01/26	295,000	305,688
Hyundai Capital America 2.750%, 09/27/26 (144A)	500,000	440,245
Hyundai Capital Services, Inc. 3.750%, 03/05/23 (144A)	260,000	255,944
Kia Motors Corp. 3.000%, 04/25/23 (144A)	380,000	361,715

		4,021,824

Auto Parts & Equipment—0.5%
Allison Transmission, Inc. 4.750%, 10/01/27 (144A)	105,000	97,913
Aptiv plc 1.600%, 09/15/28 (EUR)	100,000	113,475
Goodyear Tire & Rubber Co. (The) 4.875%, 03/15/27 (b)	425,000	388,348
7.000%, 03/15/28	1,228,000	1,295,540
Tupy Overseas S.A. 6.625%, 07/17/24 (144A)	200,000	200,300

		2,095,576

Banks—2.1%
Banco Nacional de Comercio Exterior SNC 3.800%, 5Y CMT + 3.000%, 08/11/26 (144A) (c)	210,000	201,760
Banco Santander Mexico S.A. 4.125%, 11/09/22 (144A)	150,000	147,600
Bank of Montreal 1.750%, 06/15/21 (144A)	255,000	245,259
Barclays plc 3.650%, 03/16/25	225,000	210,742
BNP Paribas S.A. 4.625%, 03/13/27 (144A)	355,000	348,443
Canadian Imperial Bank of Commerce 1.600%, 09/06/19	300,000	295,586
Commerzbank AG 4.000%, 03/23/26 (EUR)	50,000	61,721
Commonwealth Bank of Australia 2.250%, 03/10/20 (144A)	350,000	344,995
Cooperative Rabobank UA 4.375%, 08/04/25	350,000	343,151
Credit Agricole S.A. 4.125%, 01/10/27 (144A)	665,000	643,365
4.375%, 03/17/25 (144A)	200,000	192,944
7.500%, 5Y GBP Swap + 4.535%, 06/23/26 (GBP) (c)	160,000	226,912
Danske Bank A/S 3.875%, 09/12/23 (144A)	200,000	198,447
Deutsche Bank AG 4.500%, 05/19/26 (EUR)	100,000	117,946
Dexia Credit Local S.A. 2.250%, 02/18/20 (144A)	250,000	247,481
HSBC Holdings plc 4.375%, 11/23/26	200,000	196,599
5.750%, 12/20/27 (GBP)	110,000	171,432
ICICI Bank, Ltd. 3.800%, 12/14/27	390,000	357,708
Industrial & Commercial Bank of China, Ltd. 2.957%, 11/08/22 (b)	250,000	242,345
ING Bank NV 1.650%, 08/15/19 (144A)	210,000	206,851
Intesa Sanpaolo S.p.A. 3.928%, 09/15/26 (EUR)	160,000	188,973
5.710%, 01/15/26 (144A) (b)	250,000	228,590
Kasikornbank PCL 3.256%, 07/12/23	375,000	365,072

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Lloyds Banking Group plc 4.500%, 11/04/24	200,000	$197,720
Morgan Stanley 4.350%, 09/08/26	315,000	310,701
National Australia Bank, Ltd. 2.500%, 01/12/21	250,000	244,859
Royal Bank of Scotland Group plc 6.000%, 12/19/23	470,000	493,205
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	200,000	195,303
Siam Commercial Bank PCL 3.500%, 04/07/19 (144A)	420,000	420,417
Societe Generale S.A. 4.750%, 11/24/25 (144A)	260,000	256,396
6.750%, 5Y EUR Swap + 5.538%, 04/07/21 (EUR) (c)	195,000	243,092
Standard Chartered plc 3.125%, 11/19/24 (EUR)	250,000	311,413
TC Ziraat Bankasi A/S 4.250%, 07/03/19	210,000	206,788
5.125%, 09/29/23 (144A)	210,000	186,541
United Overseas Bank, Ltd. 3.200%, 04/23/21 (144A)	735,000	733,209
Woori Bank 5.875%, 04/13/21 (144A)	200,000	209,810

		9,793,376

Beverages—0.1%
Anheuser-Busch InBev Finance, Inc. 3.650%, 02/01/26	345,000	337,736
Constellation Brands, Inc. 4.750%, 11/15/24	110,000	114,201

		451,937

Building Materials—0.5%
Cemex Finance LLC 6.000%, 04/01/24 (144A)	465,000	470,813
CIMPOR Financial Operations B.V. 5.750%, 07/17/24 (144A) (b)	410,000	328,000
Jeld-Wen, Inc. 4.625%, 12/15/25 (144A)	1,695,000	1,614,487
Masco Corp. 6.500%, 08/15/32	8,000	8,935
7.750%, 08/01/29	94,000	113,885

		2,536,120

Chemicals—0.8%
Air Liquide Finance S.A. 1.375%, 09/27/19 (144A)	305,000	299,383
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	200,000	206,502
Chandra Asri Petrochemical Tbk PT 4.950%, 11/08/24	200,000	173,880
Chemours Co. (The) 6.625%, 05/15/23	13,000	13,634

Chemicals—(Continued)
Hexion, Inc. 7.875%, 02/15/23 (d)	899,000	719,200
9.200%, 03/15/21 (d)	1,910,000	1,547,100
Incitec Pivot Finance LLC 6.000%, 12/10/19 (144A)	80,000	82,713
INVISTA Finance LLC 4.250%, 10/15/19 (144A)	305,000	304,619
Syngenta Finance NV 1.250%, 09/10/27 (EUR)	200,000	202,343

		3,549,374

Computers—0.2%
Dell International LLC / EMC Corp. 6.020%, 06/15/26 (144A)	165,000	173,315
8.100%, 07/15/36 (144A)	210,000	246,573
8.350%, 07/15/46 (144A)	150,000	180,648
Hewlett Packard Enterprise Co. 6.350%, 10/15/45	160,000	158,060

		758,596

Cosmetics/Personal Care—0.0%
Avon Products, Inc. 8.950%, 03/15/43	40,000	30,912

Diversified Financial Services—2.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.500%, 05/15/21	150,000	152,831
Aircastle, Ltd. 4.125%, 05/01/24	195,000	187,200
Ally Financial, Inc. 4.125%, 02/13/22	4,325,000	4,248,015
BOC Aviation, Ltd. 2.750%, 09/18/22 (144A)	210,000	199,607
3.000%, 03/30/20	200,000	198,287
Jefferies Group LLC 6.250%, 01/15/36	175,000	179,409
Navient Corp. 5.000%, 10/26/20	2,085,000	2,079,787
5.500%, 01/25/23	555,000	545,287
5.625%, 08/01/33 (d)	975,000	823,875
5.875%, 10/25/24	40,000	38,650
6.750%, 06/15/26	140,000	136,808
Quicken Loans, Inc. 5.250%, 01/15/28 (144A)	65,000	59,950
5.750%, 05/01/25 (144A)	60,000	58,727
Springleaf Finance Corp. 5.625%, 03/15/23	135,000	134,285
6.875%, 03/15/25	205,000	203,463
7.750%, 10/01/21	165,000	177,375
8.250%, 10/01/23	65,000	71,175
Unifin Financiera S.A. 7.250%, 09/27/23	245,000	232,137

		9,726,868

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—0.8%
AES Corp. 4.875%, 05/15/23	670,000	$668,325
Electricite de France S.A. 6.000%, 13Y GBP Swap + 3.958%, 01/29/26 (GBP) (c)	300,000	402,359
Emgesa S.A. E.S.P 8.750%, 01/25/21 (144A) (COP)	1,210,000,000	431,522
Empresas Publicas de Medellin E.S.P. 8.375%, 02/01/21 (144A) (COP)	1,610,000,000	560,889
Enel Chile S.A. 4.875%, 06/12/28	110,000	110,671
Enel Finance International NV 1.375%, 06/01/26 (EUR)	185,000	209,657
Engie Energia Chile S.A. 5.625%, 01/15/21 (144A)	250,000	258,742
Gas Natural Fenosa Finance B.V. 1.500%, 01/29/28 (EUR)	200,000	227,870
Perusahaan Listrik Negara PT 5.250%, 10/24/42 (144A)	220,000	200,530
Transelec S.A. 4.250%, 01/14/25 (144A)	460,000	447,470
Vistra Energy Corp. 8.125%, 01/30/26 (144A)	90,000	97,762

		3,615,797

Energy-Alternate Sources—0.0%
Greenko Dutch B.V. 5.250%, 07/24/24 (144A)	200,000	182,400

Engineering & Construction—0.0%
Sydney Airport Finance Co. Pty, Ltd. 3.375%, 04/30/25 (144A)	40,000	38,263

Food—1.4%
Danone S.A. 1.691%, 10/30/19 (144A)	225,000	221,155
New Albertsons, Inc. 7.450%, 08/01/29 (b)	5,750,000	4,657,500
8.000%, 05/01/31 (b)	215,000	176,300
Sigma Alimentos S.A. de C.V. 4.125%, 05/02/26	200,000	187,500
SUPERVALU, Inc. 6.750%, 06/01/21 (b)	1,091,000	1,109,765

		6,352,220

Forest Products & Paper—0.1%
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	400,000	398,130

Gas—0.1%
China Resources Gas Group, Ltd. 4.500%, 04/05/22 (144A)	200,000	203,796
NGL Energy Partners L.P. / NGL Energy Finance Corp. 6.125%, 03/01/25	265,000	250,425
6.875%, 10/15/21	20,000	20,250
7.500%, 11/01/23	125,000	126,250

		600,721

Healthcare-Services—1.8%
HCA, Inc. 7.050%, 12/01/27	80,000	82,600
7.500%, 11/06/33	5,060,000	5,325,650
7.580%, 09/15/25	375,000	405,000
7.750%, 07/15/36	1,420,000	1,498,100
Kindred Healthcare, Inc. 8.750%, 01/15/23 (b)	85,000	90,579
Tenet Healthcare Corp. 5.125%, 05/01/25 (144A)	85,000	80,803
6.875%, 11/15/31	910,000	828,100

		8,310,832

Holding Companies-Diversified—0.0%
Alfa S.A.B. de CV 6.875%, 03/25/44	200,000	204,042

Home Builders—0.4%
K Hovnanian Enterprises, Inc. 5.000%, 11/01/21 (d)	700,000	633,500
TRI Pointe Group, Inc. 4.875%, 07/01/21	1,355,000	1,363,469
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, 06/15/19	30,000	30,156

		2,027,125

Home Furnishings—0.1%
Arcelik A/S 5.000%, 04/03/23 (144A)	300,000	282,325

Housewares—0.0%
Newell Brands, Inc. 4.000%, 12/01/24	150,000	147,114

Insurance—0.7%
AIA Group, Ltd. 3.200%, 03/11/25 (144A)	200,000	192,073
3.900%, 04/06/28 (144A)	260,000	259,332
Allianz SE 2.241%, 3M EURIBOR + 2.650%, 07/07/45 (EUR) (c)	200,000	230,665
Assicurazioni Generali S.p.A. 4.125%, 05/04/26 (EUR)	200,000	243,007
Global Atlantic Fin Co. 8.625%, 04/15/21 (144A)	820,000	917,255
Old Mutual plc 8.000%, 06/03/21 (GBP)	280,000	407,407
Old Republic International Corp. 4.875%, 10/01/24	175,000	181,421
Wand Merger Corp. 9.125%, 07/15/26 (144A)	820,000	828,200

		3,259,360

Internet—0.3%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	240,000	223,617

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Baidu, Inc. 3.250%, 08/06/18	600,000	$600,128
3.875%, 09/29/23	200,000	198,391
Tencent Holdings, Ltd. 2.985%, 01/19/23 (144A)	200,000	194,458

		1,216,594

Iron/Steel—0.1%
United States Steel Corp. 6.650%, 06/01/37 (b)	85,000	77,562
7.375%, 04/01/20	235,000	249,100

		326,662

Media—0.4%
COX Communications, Inc. 4.800%, 02/01/35 (144A)	5,000	4,604
CSC Holdings LLC 5.375%, 02/01/28 (144A)	200,000	185,000
DISH DBS Corp. 5.000%, 03/15/23	160,000	138,800
5.875%, 11/15/24 (b)	570,000	482,363
Grupo Televisa S.A.B. 7.250%, 05/14/43 (MXN)	6,000,000	220,259
Myriad International Holdings B.V. 4.850%, 07/06/27 (144A)	230,000	225,120
6.000%, 07/18/20 (144A)	200,000	208,618
Time Warner Cable LLC 4.500%, 09/15/42	45,000	36,974
5.500%, 09/01/41	30,000	27,911
Viacom, Inc. 4.375%, 03/15/43	10,000	8,390
5.250%, 04/01/44	135,000	126,790
5.850%, 09/01/43	50,000	49,977
Ziggo B.V. 5.500%, 01/15/27 (144A)	325,000	303,583

		2,018,389

Mining—0.4%
Corp. Nacional del Cobre de Chile 3.625%, 08/01/27 (144A)	350,000	333,385
4.500%, 09/16/25 (144A)	225,000	229,766
Freeport-McMoRan, Inc. 5.450%, 03/15/43	335,000	293,862
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A)	435,000	435,017
Hecla Mining Co. 6.875%, 05/01/21	320,000	323,389

		1,615,419

Multi-National—0.2%
Banco Latinoamericano de Comercio Exterior S.A. 3.250%, 05/07/20 (144A)	280,000	276,500
International Bank for Reconstruction & Development 2.500%, 03/12/20 (AUD)	500,000	371,325

Multi-National—(Continued)
International Finance Corp. 7.800%, 06/03/19 (INR)	29,000,000	424,196

		1,072,021

Oil & Gas—1.8%
Antero Resources Corp. 5.125%, 12/01/22	155,000	155,387
5.375%, 11/01/21	70,000	70,875
BP Capital Markets plc 3.216%, 11/28/23	175,000	171,645
California Resources Corp. 8.000%, 12/15/22 (144A) (b)	580,000	526,350
Chesapeake Energy Corp. 4.875%, 04/15/22 (b)	2,145,000	2,059,200
5.750%, 03/15/23	130,000	122,850
6.125%, 02/15/21	200,000	202,500
6.625%, 08/15/20	75,000	77,063
Cimarex Energy Co. 4.375%, 06/01/24	675,000	680,571
Continental Resources, Inc. 3.800%, 06/01/24	180,000	175,597
4.500%, 04/15/23	195,000	197,883
5.000%, 09/15/22	35,000	35,462
Cosan Luxembourg S.A. 5.000%, 03/14/23 (144A)	200,000	188,000
Oasis Petroleum, Inc. 6.875%, 01/15/23	45,000	45,788
Petrobras Global Finance B.V. 4.375%, 05/20/23 (b)	250,000	234,250
5.999%, 01/27/28 (144A)	545,000	493,225
5.999%, 01/27/28	180,000	162,900
Petroleos Mexicanos 6.350%, 02/12/48 (144A)	245,000	221,112
7.470%, 11/12/26 (MXN)	5,600,000	242,507
Raizen Fuels Finance S.A. 5.300%, 01/20/27 (144A)	200,000	192,500
Range Resources Corp. 4.875%, 05/15/25 (b)	130,000	121,875
5.000%, 08/15/22	190,000	188,100
5.000%, 03/15/23	115,000	111,262
Sinopec Group Overseas Development, Ltd. 2.375%, 04/12/20 (144A)	300,000	295,058
Thaioil Treasury Center Co., Ltd. 3.625%, 01/23/23 (144A)	350,000	345,984
Whiting Petroleum Corp. 5.750%, 03/15/21 (b)	145,000	148,186
6.250%, 04/01/23	15,000	15,375
6.625%, 01/15/26 (144A) (b)	160,000	164,800
YPF S.A. 8.750%, 04/04/24 (144A)	590,000	582,920
16.500%, 05/09/22 (144A) (ARS)	5,400,000	140,951

		8,370,176

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas Services—0.1%
Oceaneering International, Inc. 4.650%, 11/15/24	575,000	$549,277

Packaging & Containers—0.4%
Owens-Brockway Glass Container, Inc. 5.375%, 01/15/25 (144A)	1,230,000	1,199,250
Sealed Air Corp. 4.875%, 12/01/22 (144A)	10,000	10,100
5.500%, 09/15/25 (144A)	280,000	287,700
Silgan Holdings, Inc. 3.250%, 03/15/25 (EUR)	100,000	118,094

		1,615,144

Pharmaceuticals—1.1%
AbbVie, Inc. 2.500%, 05/14/20	4,330,000	4,277,824
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A)	240,000	241,284
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36 (b)	155,000	153,721
Teva Pharmaceutical Finance Netherlands II B.V. 0.375%, 07/25/20 (EUR)	215,000	244,493

		4,917,322

Pipelines—0.6%
Abu Dhabi Crude Oil Pipeline LLC 3.650%, 11/02/29	385,000	356,299
Enable Midstream Partners LP 5.000%, 05/15/44	125,000	110,723
Enbridge Energy Partners L.P. 7.375%, 10/15/45	90,000	114,508
Enbridge, Inc. 2.900%, 07/15/22	125,000	121,410
Energy Transfer L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	440,000	455,458
EnLink Midstream Partners L.P. 4.150%, 06/01/25	230,000	212,569
MPLX L.P. 4.500%, 07/15/23	10,000	10,212
4.875%, 06/01/25	40,000	41,127
ONEOK Partners L.P. 6.200%, 09/15/43	10,000	11,227
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.750%, 03/15/24	530,000	556,500
Transcontinental Gas Pipe Line Co. LLC 7.850%, 02/01/26	560,000	678,685

		2,668,718

Real Estate—0.1%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	215,000	201,171
Prologis L.P. 2.250%, 06/30/29 (GBP)	135,000	168,539

		369,710

Real Estate Investment Trusts—0.4%
iStar, Inc. 5.000%, 07/01/19	1,730,000	1,725,675

Retail—0.1%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A)	145,000	137,454
J.C. Penney Corp., Inc. 7.625%, 03/01/97	155,000	87,575
TRU Taj LLC / TRU Taj Finance, Inc. 11.000%, 01/22/19 (144A)	94,000	97,382
12.000%, 08/15/21 (144A)	75,000	56,062
Walmart, Inc. 3.700%, 06/26/28	235,000	236,980

		615,453

Semiconductors—0.0%
Micron Technology, Inc. 5.500%, 02/01/25	104,000	108,290

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc. 5.000%, 11/15/25 (144A)	180,000	186,172

Software—0.1%
Nuance Communications, Inc. 1.000%, 12/15/35 (b)	685,000	613,072

Telecommunications—2.3%
America Movil S.A.B. de C.V. 2.125%, 03/10/28 (EUR)	235,000	283,610
CB Escrow Corp. 8.000%, 10/15/25 (144A)	115,000	107,238
CenturyLink, Inc. 6.875%, 01/15/28	45,000	41,400
7.600%, 09/15/39	475,000	394,250
7.650%, 03/15/42	185,000	153,550
Cincinnati Bell, Inc. 7.000%, 07/15/24 (144A) (b)	170,000	155,125
KT Corp. 2.500%, 07/18/26 (144A)	210,000	187,421
Level 3 Financing, Inc. 5.625%, 02/01/23	380,000	380,000
Level 3 Parent LLC 5.750%, 12/01/22	60,000	60,000
MTN Mauritius Investments, Ltd. 4.755%, 11/11/24 (144A)	400,000	370,540
Qwest Capital Funding, Inc. 7.750%, 02/15/31	1,445,000	1,290,154
Sprint Capital Corp. 6.875%, 11/15/28	1,250,000	1,196,875
8.750%, 03/15/32	350,000	374,500
Sprint Communications, Inc. 7.000%, 08/15/20	1,500,000	1,552,500
11.500%, 11/15/21	2,000,000	2,360,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Turkcell Iletisim Hizmetleri A/S 5.750%, 10/15/25	200,000	$192,910
Windstream Services LLC / Windstream Finance Corp. 7.750%, 10/15/20	1,500,000	1,346,250
8.750%, 12/15/24 (144A)	50,000	31,625

		10,477,948

Transportation—0.0%
FedEx Corp. 1.000%, 01/11/23 (EUR)	130,000	154,781

Total Corporate Bonds & Notes (Cost $99,782,821)		100,404,916

Foreign Government—6.3%

Banks—0.0%
Korea Development Bank (The) 4.500%, 11/22/19 (AUD)	200,000	150,919

Diversified Financial Services—0.1%
CPPIB Capital, Inc. 0.375%, 06/20/24 (144A) (EUR)	250,000	292,083

Gas—0.1%
Korea Gas Corp. 2.750%, 07/20/22 (144A)	260,000	250,488

Provincial—0.4%
Province of Ontario Canada 1.875%, 05/21/20 (b)	2,045,000	2,009,257

Sovereign—5.7%
Argentine Republic Government International Bonds 6.875%, 04/22/21	150,000	147,750
7.125%, 06/28/17	280,000	213,220
7.625%, 04/22/46 (b)	530,000	427,710
Australia Government Bond 5.500%, 04/21/23 (AUD)	405,000	343,437
Bonos de la Tesoreria de la Republica en pesos 4.500%, 03/01/26 (CLP)	215,000,000	328,099
Brazil Notas do Tesouro Nacional 10.000%, 01/01/19 (BRL)	1,000,000	261,925
10.000%, 01/01/21 (BRL)	6,815,000	1,785,919
10.000%, 01/01/25 (BRL)	2,635,000	639,597
10.000%, 01/01/27 (BRL)	1,200,000	282,489
Brazilian Government International Bonds 4.625%, 01/13/28 (b)	290,000	261,725
8.500%, 01/05/24 (BRL)	350,000	83,126
Canadian Government Bonds 0.500%, 03/01/22 (CAD)	685,000	493,180
1.750%, 09/01/19 (CAD)	715,000	543,528
Chile Government International Bond 3.240%, 02/06/28	400,000	381,800

Sovereign—(Continued)
Colombia Government International Bond 3.875%, 04/25/27 (b)	200,000	193,400
Colombian TES 7.500%, 08/26/26 (COP)	1,880,000,000	679,416
Dominican Republic International Bonds 5.500%, 01/27/25 (144A)	530,000	525,930
5.950%, 01/25/27 (144A)	185,000	182,687
8.625%, 04/20/27 (144A) (e)	200,000	226,000
Export Development Canada 1.800%, 09/01/22 (CAD)	250,000	186,481
Export-Import Bank of Korea 3.000%, 11/01/22	200,000	194,568
France Government Bond OAT 4.250%, 10/25/23 (EUR)	1,550,000	2,232,055
Indonesia Government International Bonds 2.875%, 07/08/21 (144A) (EUR)	220,000	272,583
4.125%, 01/15/25 (144A)	200,000	196,320
4.750%, 01/08/26 (144A)	200,000	202,697
4.750%, 01/08/26	200,000	202,697
Indonesia Treasury Bonds 7.000%, 05/15/22 (IDR)	9,800,000,000	669,860
8.250%, 07/15/21 (IDR)	14,200,000,000	1,007,278
8.375%, 03/15/24 (IDR)	5,900,000,000	420,576
11.500%, 09/15/19 (IDR)	2,901,000,000	211,249
Kommunalbanken AS 1.750%, 09/15/20 (144A)	200,000	195,738
Korea Treasury Bond 2.000%, 09/10/22 (KRW)	380,000,000	336,665
Mexican Bonos 6.500%, 06/10/21 (MXN)	7,621,100	371,495
8.000%, 12/07/23 (MXN)	3,700,000	188,971
Mexico Government International Bonds 4.000%, 03/15/15 (EUR)	100,000	105,773
4.125%, 01/21/26	335,000	332,320
New Zealand Government Bonds 3.000%, 09/20/30 (NZD) (e)	1,195,000	986,480
4.500%, 04/15/27 (NZD)	580,000	449,274
5.000%, 03/15/19 (NZD)	1,015,000	703,008
Norwegian Government Bond 2.000%, 05/24/23 (144A) (NOK)	5,567,000	704,638
Poland Government Bond 2.500%, 07/25/26 (PLN)	1,300,000	331,833
Romanian Government International Bond 2.875%, 05/26/28 (144A) (EUR)	125,000	148,808
Senegal Government International Bond 4.750%, 03/13/28 (144A) (EUR) (e)	150,000	163,188
Singapore Government Bond 2.750%, 07/01/23 (SGD)	1,690,000	1,267,159
South Africa Government Bond 7.000%, 02/28/31 (ZAR)	29,665,000	1,794,102
Spain Government Bonds 0.750%, 07/30/21 (EUR)	390,000	466,578
1.600%, 04/30/25 (144A) (EUR)	180,000	221,673
4.300%, 10/31/19 (144A) (EUR)	530,000	657,416
4.400%, 10/31/23 (144A) (EUR)	525,000	739,382

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Sweden Government Bond 5.000%, 12/01/20 (SEK)	2,650,000	$335,876
Thailand Government Bond 2.125%, 12/17/26 (THB)	25,000,000	727,160
Turkey Government International Bond 6.125%, 10/24/28	355,000	332,457
United Kingdom Gilt 1.750%, 07/22/19 (GBP)	205,000	273,578
2.000%, 09/07/25 (GBP)	495,000	692,264
Uruguay Government International Bond 9.875%, 06/20/22 (144A) (UYU)	5,075,000	160,221

		26,483,359

Total Foreign Government (Cost $31,581,011)		29,186,106

Convertible Bonds—0.6%

Chemicals—0.0%
RPM International, Inc. 2.250%, 12/15/20 (b)	20,000	24,307

Home Builders—0.1%
KB Home 1.375%, 02/01/19	295,000	319,981

Internet—0.2%
Priceline Group, Inc. (The) 0.900%, 09/15/21 (b)	595,000	710,849

Media—0.2%
DISH Network Corp. 3.375%, 08/15/26 (b)	735,000	711,918

Oil & Gas—0.0%
Chesapeake Energy Corp. 5.500%, 09/15/26 (b)	15,000	15,244
SM Energy Co. 1.500%, 07/01/21	90,000	92,717

		107,961

Real Estate Investment Trusts—0.0%
iStar, Inc. 3.125%, 09/15/22	80,000	77,793

Semiconductors—0.1%
Rovi Corp. 0.500%, 03/01/20	485,000	459,870

Software—0.0%
Evolent Health, Inc. 2.000%, 12/01/21	75,000	85,065

Software—(Continued)
Nuance Communications, Inc. 1.250%, 04/01/25	70,000	65,808

		150,873

Telecommunications—0.0%
CalAmp Corp. 1.625%, 05/15/20	5,000	5,328

Total Convertible Bonds (Cost $2,374,533)		2,568,880

U.S. Treasury & Government Agencies—0.5%

Agency Sponsored Mortgage - Backed—0.1%
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 2.570%, 07/25/26	350,000	332,239

U.S. Treasury—0.4%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/22 (e)	1,045,541	1,024,029
0.375%, 07/15/27 (b) (e)	1,044,582	1,016,232
U.S. Treasury Notes 2.750%, 02/28/25	165,000	164,414

		2,204,675

Total U.S. Treasury & Government Agencies (Cost $2,591,176)		2,536,914

Municipals—0.2%
City of Oslo Norway 3.550%, 02/12/21 (NOK)	2,000,000	257,773
Tobacco Settlement Financing Corp. 6.706%, 06/01/46	680,000	671,915

Total Municipals (Cost $940,252)		929,688

Mortgage-Backed Securities—0.1%

Commercial Mortgage-Backed Securities—0.1%
GS Mortgage Securities Trust 5.979%, 08/10/45 (c)	5,266	5,352
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	555,000	419,451

Total Mortgage-Backed Securities (Cost $522,970)		424,803

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Convertible Preferred Stocks—0.1%

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—0.1%
Chesapeake Energy Corp. 5.000%, 12/31/49	694	$41,987
5.750%, 12/31/49 (144A)	430	268,998

Total Convertible Preferred Stocks (Cost $248,513)		310,985

Short-Term Investments—3.4%

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $10,816,288; collateralized by U.S. Treasury Note at 2.625%, maturing 02/28/23, with a market value of $11,031,968.	10,815,567	10,815,567

U.S. Treasury—1.1%
U.S. Treasury Bill 1.866%, 08/30/18 (f)	5,000,000	4,984,758

Total Short-Term Investments (Cost $15,800,025)		15,800,325

Securities Lending Reinvestments (g)—7.9%

Certificates of Deposit—2.9%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (c)	1,000,000	1,000,054
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (c)	1,000,000	1,001,400
Barclays Bank plc 2.430%, 08/01/18	500,000	500,148
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (c)	500,000	499,953
Chiba Bank, Ltd., New York 2.240%, 07/18/18	500,000	499,977
China Construction Bank 2.550%, 09/17/18	1,000,000	999,983
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (c)	500,000	499,965
Credit Suisse AG New York 2.460%, FEDEFF PRV + 0.550%, 09/07/18 (c)	500,000	500,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	1,000,000	999,959
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (c)	1,000,000	1,000,004
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (c)	1,000,000	999,751
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (c)	1,500,000	1,499,985
Standard Chartered plc 2.250%, 08/21/18	1,000,000	1,000,153
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (c)	750,000	750,000

Certificates of Deposit—(Continued)
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (c)	750,000	750,017
2.502%, 3M LIBOR + 0.140%, 10/26/18 (c)	500,000	500,636
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (c)	500,000	499,967

		13,501,952

Commercial Paper—1.3%
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (c)	500,000	500,219
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (c)	1,500,000	1,500,438
Sheffield Receivables Co. 2.490%, 11/26/18	493,464	494,817
Starbird Funding Corp. 2.300%, 08/10/18	994,378	997,505
Toyota Motor Credit Corp. 2.310%, 09/18/18	992,428	994,922
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (c)	1,500,000	1,499,712

		5,987,613

Repurchase Agreements—2.8%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $1,003,876; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $1,054,288.	1,000,000	1,000,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $1,041,957; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $202,223; collateralized by various Common Stock with an aggregate market value of $223,242.	200,000	200,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $255,558; collateralized by various Common Stock with an aggregate market value of $279,052.	250,000	250,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $300,767; collateralized by various Common Stock with an aggregate market value of $333,659.	300,000	300,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $831,664; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $848,543.	831,525	831,525

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $104,818; collateralized by various Common Stock with an aggregate market value of $110,000.	100,000	$100,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $1,286,388; collateralized by various Common Stock with an aggregate market value of $1,375,000.	1,250,000	1,250,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $809,892; collateralized by various Common Stock with an aggregate market value of $890,313.	800,000	800,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $804,992; collateralized by various Common Stock with an aggregate market value of $890,313.	800,000	800,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $1,004,337; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $805,252; collateralized by various Common Stock with an aggregate market value of $890,313.	800,000	800,000
Societe Generale Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $603,280; collateralized by various Common Stock with an aggregate market value of $667,711.	600,000	600,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $905,945; collateralized by various Common Stock with an aggregate market value of $1,001,567.	900,000	900,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $704,305; collateralized by various Common Stock with an aggregate market value of $778,996.	700,000	700,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $1,005,865; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $502,282; collateralized by various Common Stock with an aggregate market value of $556,426.	500,000	500,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $802,635; collateralized by various Common Stock with an aggregate market value of $890,282.	800,000	800,000

		12,831,525

Time Deposits—0.9%
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	1,000,000	1,000,000
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
DZ Bank AG 1.890%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	1,000,000	1,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $36,318,945)		36,321,090

Total Investments—107.6% (Cost $404,939,461)		496,866,569
Other assets and liabilities (net)—(7.6)%		(35,017,441)

Net Assets—100.0%		$461,849,128

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $35,235,069 and the collateral received consisted of cash in the amount of $36,315,336. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Illiquid security. As of June 30, 2018, these securities represent 0.8% of net assets.
(e)	Principal amount of security is adjusted for inflation.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $31,627,753, which is 6.8% of net assets.

Country Diversification as of June 30, 2018 (Unaudited)	% of Net Assets
United States	59.6
Switzerland	5.8
United Kingdom	5.3
China	3.5
Hong Kong	2.9
Canada	2.8
France	2.7
Sweden	2.3
Brazil	1.2
Japan	1.1

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	190,000	UBSA	09/19/18	USD	143,301	$(2,658)
EUR	8,530,000	MSC	09/19/18	USD	9,976,091	43,375
GBP	670,000	UBSA	09/19/18	USD	899,133	(11,852)
JPY	1,513,100,000	CSI	09/19/18	USD	13,817,937	(77,589)
ZAR	4,760,000	UBSA	09/19/18	USD	358,393	(14,856)

Contracts to Deliver
ARS	5,505,000	BOA	07/16/18	USD	259,303	71,649
BRL	11,350,000	BOA	09/05/18	USD	3,032,327	123,633
CAD	750,000	UBSA	09/19/18	USD	579,907	8,664
COP	3,029,855,000	CSI	09/19/18	USD	1,056,527	26,402
IDR	27,205,710,000	CSI	09/19/18	USD	1,934,560	55,824
MXN	14,115,000	UBSA	09/19/18	USD	678,043	(24,099)
NOK	1,065,000	UBSA	09/19/18	USD	131,424	255
NZD	2,430,000	CSI	09/19/18	USD	1,711,255	65,293
ZAR	25,900,000	UBSA	09/19/18	USD	1,953,119	83,871

Cross Currency Contracts to Buy
EUR	618,967	CSI	09/19/18	NOK	5,900,000	387

Net Unrealized Appreciation						$348,299

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(CSI)—	Credit Suisse International
(MSC)—	Morgan Stanley & Co.
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Index Abbreviations

(CMT)—	Constant Maturity Treasury Index
(FEDEFF PRV)—	Effective Federal Funds Rate
(EURIBOR)—	Euro Interbank Offered Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(CMO)—	Collateralized Mortgage Obligation

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$9,765,475	$7,373,368	$—	$17,138,843
Banks	11,543,410	—	—	11,543,410
Building Products	—	6,851,801	—	6,851,801
Capital Markets	23,617,374	9,413,550	—	33,030,924
Chemicals	20,162,101	—	—	20,162,101
Electronic Equipment, Instruments & Components	—	4,430,355	—	4,430,355
Food Products	7,037,608	8,377,270	—	15,414,878
Health Care Equipment & Supplies	10,055,196	—	—	10,055,196
Health Care Providers & Services	9,977,487	—	—	9,977,487
Hotels, Restaurants & Leisure	10,700,612	—	—	10,700,612
Household Durables	2,616,878	—	—	2,616,878
Household Products	2,914,959	2,719,027	—	5,633,986
Industrial Conglomerates	13,730,661	—	—	13,730,661
Insurance	3,862,641	21,122,079	—	24,984,720
Internet & Direct Marketing Retail	15,585,106	—	—	15,585,106
Internet Software & Services	41,105,001	—	—	41,105,001
IT Services	14,869,577	5,116,474	—	19,986,051
Life Sciences Tools & Services	5,467,475	—	—	5,467,475
Machinery	1,517,230	4,149,456	—	5,666,686
Oil, Gas & Consumable Fuels	5,260,029	—	—	5,260,029
Real Estate Management & Development	5,638,571	—	—	5,638,571
Semiconductors & Semiconductor Equipment	7,966,445	—	—	7,966,445
Software	3,401,906	7,096,657	—	10,498,563
Specialty Retail	—	4,937,083	—	4,937,083
Total Common Stocks	226,795,742	81,587,120	—	308,382,862
Total Corporate Bonds & Notes*	—	100,404,916	—	100,404,916
Total Foreign Government*	—	29,186,106	—	29,186,106
Total Convertible Bonds*	—	2,568,880	—	2,568,880
Total U.S. Treasury & Government Agencies*	—	2,536,914	—	2,536,914
Total Municipals	—	929,688	—	929,688
Total Mortgage-Backed Securities*	—	424,803	—	424,803
Total Convertible Preferred Stocks*	—	310,985	—	310,985
Short-Term Investments
Repurchase Agreement	—	10,815,567	—	10,815,567
U.S. Treasury	—	4,984,758	—	4,984,758
Total Short-Term Investments	—	15,800,325	—	15,800,325
Total Securities Lending Reinvestments*	—	36,321,090	—	36,321,090
Total Investments	$226,795,742	$270,070,827	$—	$496,866,569

Collateral for Securities Loaned (Liability)	$—	$(36,315,336)	$—	$(36,315,336)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$479,353	$—	$479,353
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(131,054)	—	(131,054)
Total Forward Contracts	$—	$348,299	$—	$348,299

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 3 to Level 2 in the amount of $1,489,890 were due the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$496,866,569
Cash	8,789
Cash denominated in foreign currencies (c)	983,851
Unrealized appreciation on forward foreign currency exchange contracts	479,353
Receivable for:
Investments sold	884,530
Fund shares sold	163,228
Dividends and interest	2,506,844

Total Assets	501,893,164
Liabilities
Cash collateral for forward foreign currency exchange contracts	240,000
Unrealized depreciation on forward foreign currency exchange contracts	131,054
Collateral for securities loaned	36,315,336
Payables for:
Investments purchased	2,168,842
Fund shares redeemed	388,925
Foreign taxes	22,375
Accrued Expenses:
Management fees	269,703
Distribution and service fees	64,195
Deferred trustees’ fees	162,841
Other expenses	280,765

Total Liabilities	40,044,036

Net Assets	$461,849,128

Net Assets Consist of:
Paid in surplus	$339,865,579
Undistributed net investment income	4,040,969
Accumulated net realized gain	25,709,463
Unrealized appreciation on investments and foreign currency transactions (d)	92,233,117

Net Assets	$461,849,128

Net Assets
Class A	$154,347,648
Class B	307,501,480
Capital Shares Outstanding*
Class A	8,977,300
Class B	18,037,988
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.19
Class B	17.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $404,939,461.
(b)	Includes securities loaned at value of $35,235,069.
(c)	Identified cost of cash denominated in foreign currencies was $988,922.
(d)	Includes foreign capital gains tax of $22,375.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$2,618,236
Interest (b)	4,075,561
Securities lending income	113,427

Total investment income	6,807,224
Expenses
Management fees	1,662,740
Administration fees	7,601
Custodian and accounting fees	44,450
Distribution and service fees—Class B	395,403
Audit and tax services	33,471
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	23,831
Insurance	1,520
Miscellaneous	22,015

Total expenses	2,233,316
Less broker commission recapture	(3,734)

Net expenses	2,229,582

Net Investment Income	4,577,642

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	26,168,708
Foreign currency transactions	(12,751)
Forward foreign currency transactions	209,396

Net realized gain	26,365,353

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(16,045,175)
Foreign currency transactions	(27,875)
Forward foreign currency transactions	117,147

Net change in unrealized depreciation	(15,955,903)

Net realized and unrealized gain	10,409,450

Net Increase in Net Assets From Operations	$14,987,092

(a)	Net of foreign withholding taxes of $101,204.
(b)	Net of foreign withholding taxes of $23,624.
(c)	Includes change in foreign capital gains tax of $11,087.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,577,642	$8,086,932
Net realized gain	26,365,353	29,839,151
Net change in unrealized appreciation (depreciation)	(15,955,903)	60,438,309

Increase in net assets from operations	14,987,092	98,364,392

From Distributions to Shareholders
Net investment income
Class A	(3,210,915)	(2,514,083)
Class B	(5,686,724)	(4,426,752)
Net realized capital gains
Class A	(9,690,675)	(670,422)
Class B	(19,585,747)	(1,385,766)

Total distributions	(38,174,061)	(8,997,023)

Increase (decrease) in net assets from capital share transactions	227,833	(54,060,036)

Total increase (decrease) in net assets	(22,959,136)	35,307,333

Net Assets
Beginning of period	484,808,264	449,500,931

End of period	$461,849,128	$484,808,264

Undistributed net investment income
End of period	$4,040,969	$8,360,966

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	259,795	$4,773,237	210,560	$3,471,691
Reinvestments	736,813	12,901,590	192,069	3,184,505
Redemptions	(906,297)	(16,810,144)	(1,215,951)	(20,418,690)

Net increase (decrease)	90,311	$864,683	(813,322)	$(13,762,494)

Class B
Sales	418,429	$7,691,371	894,372	$14,683,094
Reinvestments	1,454,949	25,272,471	353,130	5,812,518
Redemptions	(1,830,031)	(33,600,692)	(3,661,815)	(60,793,154)

Net increase (decrease)	43,347	$(636,850)	(2,414,313)	$(40,297,542)

Increase (decrease) derived from capital shares transactions		$227,833		$(54,060,036)

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$18.15		$15.02	$15.07	$15.12	$14.92	$13.06

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.31	0.34	0.27	0.29	0.35
Net realized and unrealized gain (loss) on investments	0.41		3.16	0.38	(0.04)	0.26	1.87

Total from investment operations	0.60		3.47	0.72	0.23	0.55	2.22

Less Distributions
Distributions from net investment income	(0.39)		(0.27)	(0.29)	(0.28)	(0.35)	(0.36)
Distributions from net realized capital gains	(1.17)		(0.07)	(0.48)	0.00	0.00	0.00

Total distributions	(1.56)		(0.34)	(0.77)	(0.28)	(0.35)	(0.36)

Net Asset Value, End of Period	$17.19		$18.15	$15.02	$15.07	$15.12	$14.92

Total Return (%) (b)	3.14	(c)	23.33	5.03	1.47	3.76	17.34

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	(d)	0.78	0.78	0.78	0.78	0.78
Ratio of net investment income to average net assets (%)	2.09	(d)	1.87	2.30	1.76	1.91	2.53
Portfolio turnover rate (%)	14	(c)	27	38	40	45	59
Net assets, end of period (in millions)	$154.3		$161.3	$145.7	$156.5	$171.1	$181.4

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$17.98		$14.89	$14.94	$14.99	$14.80	$12.95

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.27	0.30	0.23	0.25	0.31
Net realized and unrealized gain (loss) on investments	0.41		3.12	0.38	(0.04)	0.25	1.86

Total from investment operations	0.58		3.39	0.68	0.19	0.50	2.17

Less Distributions
Distributions from net investment income	(0.34)		(0.23)	(0.25)	(0.24)	(0.31)	(0.32)
Distributions from net realized capital gains	(1.17)		(0.07)	(0.48)	0.00	0.00	0.00

Total distributions	(1.51)		(0.30)	(0.73)	(0.24)	(0.31)	(0.32)

Net Asset Value, End of Period	$17.05		$17.98	$14.89	$14.94	$14.99	$14.80

Total Return (%) (b)	3.08	(c)	22.97	4.78	1.23	3.47	17.13

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.02	(d)	1.03	1.03	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	1.85	(d)	1.62	2.05	1.51	1.65	2.26
Portfolio turnover rate (%)	14	(c)	27	38	40	45	59
Net assets, end of period (in millions)	$307.5		$323.5	$303.8	$316.2	$344.4	$352.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustment, broker commission recapture and contingent payment debt instrument adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of June 30, 2018, the Portfolio had no when-issued and delayed-delivery securities.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the

BHFTI-23

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $10,815,567. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,831,525. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

BHFTI-24

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(24,275,576)	$—	$—	$—	$(24,275,576)
Convertible Bonds	(1,485,509)	—	—	—	(1,485,509)
Corporate Bonds & Notes	(8,292,976)	—	—	—	(8,292,976)
Foreign Government	(1,238,804)	—	—	—	(1,238,804)
U.S. Treasury & Government Agencies	(1,022,471)	—	—	—	(1,022,471)
Total	$(36,315,336)	$—	$—	$—	$(36,315,336)
Total Borrowings	$(36,315,336)	$—	$—	$—	$(36,315,336)
Gross amount of recognized liabilities for securities lending transactions					$(36,315,336)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the

BHFTI-25

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$479,353	Unrealized depreciation on forward foreign currency exchange contracts	$131,054

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$195,282	$—	$(120,000)	$75,282
Credit Suisse International	147,906	(77,589)	—	70,317
Morgan Stanley & Co.	43,375	—	—	43,375
UBS AG	92,790	(53,465)	(39,325)	—

	$479,353	$(131,054)	$(159,325)	$188,974

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Credit Suisse International	$77,589	$(77,589)	$—	$—
UBS AG	53,465	(53,465)	—	—

	$131,054	$(131,054)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$209,396

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$117,147

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$40,643,543

‡	Averages are based on activity levels during the period.

BHFTI-26

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-27

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$12,039,878	$54,600,486	$11,851,467	$96,183,064

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$1,662,740	0.700%	First $ 500 million
	0.650%	$ 500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-28

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$405,551,863

Gross unrealized appreciation	101,029,659
Gross unrealized depreciation	(8,954,764)

Net unrealized appreciation (depreciation)	$92,074,895

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$6,940,835	$8,079,249	$2,056,188	$14,682,157	$8,997,023	$22,761,406

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$8,807,469	$29,153,812	$107,379,640	$—	$145,340,921

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

9. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-29

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned -1.85%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.46%.

MARKET ENVIRONMENT / CONDITIONS

Throughout the first half of 2018, global markets have been driven by a few main headlines. Tax reform has allowed the repatriation of overseas cash thus increasing stock buy backs, volatility returned to the market in the first quarter, and global tensions over a potential trade war between the U.S., China, and Europe and how this may impact profits of larger companies. Coming off a year in which equity markets consistently broke record highs, 2018 has since erased many of these peaks. In late January and February, a spike in volatility triggered a massive sell-off throughout the equity market with major sectors losing more than 10% within a period of just two weeks. The CBOE Volatility Index (VIX) rose to levels it had not seen since 2015 but has since receded to levels closest to the recent average. The yield curve flattened throughout the first half of 2018 with the spread between the 2-year and 10-year U.S. Treasury bonds narrowing to only 33 basis points. The U.S. Federal Reserve has raised interest rates twice during the reporting period as expected. U.S. inflation has risen steadily in 2018 and many market participants have given a 50% probability for two more additional hikes.

Through the first half of 2018, small cap companies have been outperforming larger companies with the mid cap S&P 400 Index and the small cap Russell 2000 Index rising 3.5% and 7.7%, respectively, while the large cap S&P 500 Index rose just 2.6%. Smaller companies have benefited from the new tax code and are also not as exposed to tariffs since they do not rely as heavily on foreign income. International equities in developed markets, represented by the MSCI EAFE Index, declined -2.7% during the reporting period. Increasing political tensions between the U.S., China, and Europe have given investors uncertainty over the potential of a trade war hurting profits of international companies. The top performing sectors in the first half of 2018 were the Consumer Discretionary, Technology, and Energy sectors. U.S. fixed income assets, measured by the Bloomberg Barclays U.S. Aggregate Bond Index, dropped -1.6% in the first half of 2018 driven by gradual increases in interest rates and credit spreads widening.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment (the “Base Sleeve”) is approximately 75% of the Portfolio’s assets and invests in a variety of the Brighthouse Funds Trust II index portfolios to achieve and maintain a broad asset allocation of approximately 40% fixed income and 35% equity. The Investment Committee of Brighthouse Investment Advisers, LLC manages the asset allocation of the Base Sleeve. The second segment (the “Overlay Sleeve”) is approximately 25% of the Portfolio’s assets. The Overlay Sleeve used equity derivatives to keep the Portfolio’s volatility level within a desired range by changing the Portfolio’s total equity exposure, interest rate derivatives to increase duration exposure, and cash and money market instruments which served as the collateral for derivative instruments.

The Portfolio used a targeted equity contribution to volatility that falls within an 8% to 12% band, with a maximum equity allocation of 70%. In 2017 volatility remained at historically low levels resulting in the extremely low level of 3.9% of realized volatility to begin the period. This resulted in the Portfolio at full equity allocation. A major market sell-off took place in late January and into February; this triggered a rebalance in the Portfolio in order to reduce its equity exposure as realized volatility increased. At the low point of this period total equity exposure was just 54.4%, but after re-risking in May as realized volatility began to recover the equity allocation had increased to 69.3%.

The Portfolio was hurt by the Overlay Sleeve’s volatility management during this period as being at full equity allocation during the January and February sell-off was detrimental to relative performance.

The Portfolio consists of a significant amount of equity and interest rate derivatives in order to manage market exposure. Equity futures are used to change the Portfolio’s equity exposure by either buying or selling the contracts. The contracts used in the Portfolio are meant to capture a broad market exposure. The Portfolio uses S&P 500 e-mini, S&P 400 e-mini, and Russell 2000 mini contracts listed on the Chicago Mercantile Exchange to capture the exposure in the U.S. large cap, mid cap, and small cap markets, respectively. In addition, the MSCI EAFE contract listed on the Intercontinental Exchange is used for exposure to world equity markets. During the beginning of 2018, the Portfolio was at its maximum equity allocation of 70% which hurt Portfolio performance during the broad market sell off. Futures were sold to decrease the equity contribution to volatility during this period.

Interest rate derivatives were used as an additional source of diversification and added exposure to interest rates. These derivatives hurt the Portfolio’s performance due to the period of rising U.S. swap rates. Throughout the period, both the maximum allocation of equity derivatives and rising U.S. interest rates hurt the total return of the Portfolio.

BHFTI-1

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

As of the end of the reporting period, the Portfolio was allocated 69.3% in equity and 40.1% in fixed income. The equity allocation was invested in a variety of U.S. and foreign equity indices and the allocation was as follows: 34.5% invested in the S&P 500 Index representing U.S. Large Cap, 8.7% invested in the S&P Mid Cap 400 Index representing U.S. Mid Cap, 3.6% in the Russell 2000 Index representing U.S. Small Cap, and 22.5% in MSCI EAFE Index representing foreign equity. The fixed income exposure is invested in an index portfolio that tracks the Bloomberg Barclays U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Advisors, LLC.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
MetLife Multi-Index Targeted Risk Portfolio
Class B	-1.85	5.04	6.86	7.00
Dow Jones Moderate Index	0.46	7.83	7.33	7.61

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 11/5/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
MetLife Aggregate Bond Index Portfolio (Class A)	40.5
MetLife Stock Index Portfolio (Class A)	17.7
MetLife MSCI EAFE Index Portfolio (Class A)	10.8
MetLife Mid Cap Stock index Portfolio (Class A)	4.5
MetLife Russell 2000 Index Portfolio (Class A)	1.8

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	40.5
U.S. Large Cap Equities	34.8
International Developed Market Equities	22.7
U.S. Mid Cap Equities	8.8
U.S. Small Cap Equities	3.6

BHFTI-3

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class B (a)	Actual	0.65%	$1,000.00	$981.50	$3.19
	Hypothetical*	0.65%	$1,000.00	$1,021.27	$3.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Funds—75.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—75.3%
MetLife Aggregate Bond Index Portfolio (Class A) (a)	75,066,423	$779,940,132
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	4,574,899	87,014,581
MetLife MSCI EAFE Index Portfolio (Class A) (a)	15,166,304	208,385,015
MetLife Russell 2000 Index Portfolio (Class A) (a)	1,584,658	34,719,851
MetLife Stock Index Portfolio (Class A) (a)	6,718,392	341,092,773

Total Mutual Funds (Cost $1,430,287,659)		1,451,152,352

Short-Term Investments—24.9%

Discount Notes—14.6%
Federal Home Loan Bank 1.789%, 07/20/18 (b)	1,000,000	999,065
1.813%, 07/25/18 (b)	50,000,000	49,940,250
1.819%, 07/24/18 (b)	26,000,000	25,970,282
1.821%, 08/03/18 (b)	20,000,000	19,965,860
1.843%, 07/31/18 (b)	20,000,000	19,969,880
1.849%, 08/01/18 (b)	81,000,000	80,870,400
1.885%, 08/22/18 (b)	2,000,000	1,994,560
1.901%, 08/31/18 (b)	16,000,000	15,948,800
Freddie Mac 1.588%, 07/10/18 (b) (c)	65,000,000	64,972,960

		280,632,057

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $4,091,807; collateralized by U.S. Treasury Note at 2.625%, maturing 02/28/23, with a market value of $4,174,666.	4,091,534	4,091,534

U.S. Treasury—10.1%
U.S. Treasury Bills 1.534%, 07/12/18 (b)	5,000,000	4,997,672
1.720%, 07/26/18 (b)	3,000,000	2,996,545
1.768%, 08/02/18 (b)	30,000,000	29,953,252
1.878%, 09/13/18 (b)	16,000,000	15,939,004
1.908%, 09/06/18 (b)	56,700,000	56,504,834
1.941%, 10/04/18 (b)	24,000,000	23,880,018
1.977%, 10/18/18 (b) (d)	28,000,000	27,837,250
2.014%, 10/25/18 (b)	20,000,000	19,876,056
2.050%, 11/15/18 (b)	12,000,000	11,909,220

		193,893,851

Total Short-Term Investments (Cost $478,591,319)		478,617,442

Total Investments—100.2% (Cost $1,908,878,978)		1,929,769,794
Other assets and liabilities (net)—(0.2)%		(3,840,763)

Net Assets—100.0%		$1,925,929,031

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $30,487,312.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2018, the market value of securities pledged was $21,375,031.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
MSCI EAFE Index Mini Futures	09/21/18	2,359	USD	230,639,430	$(6,782,434)
Russell 2000 Index Mini Futures	09/21/18	420	USD	34,597,500	(577,059)
S&P 500 Index E-Mini Futures	09/21/18	2,422	USD	329,585,760	(6,567,132)
S&P Midcap 400 Index E-Mini Futures	09/21/18	425	USD	83,134,250	(1,649,616)

Net Unrealized Depreciation					$(15,576,241)

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	2.950%	Semi-Annually	06/13/28	USD	97,000,000	$(111,783)	$49,837	$(161,620)
Pay	3M LIBOR	Quarterly	2.490%	Semi-Annually	04/10/28	USD	98,000,000	(3,969,010)	(1,472)	(3,967,538)
Pay	3M LIBOR	Quarterly	2.860%	Semi-Annually	05/09/28	USD	97,000,000	(857,344)	(26,006)	(831,338)
Pay	3M LIBOR	Quarterly	2.880%	Semi-Annually	07/18/28	USD	98,000,000	(755,511)	(5,460)	(750,051)
Pay	3M LIBOR	Quarterly	2.990%	Semi-Annually	08/08/28	USD	97,000,000	147,450	44,574	102,876
Pay	3M LIBOR	Quarterly	3.010%	Semi-Annually	09/12/28	USD	97,000,000	252,248	11,312	240,936

Totals								$(5,293,950)	$72,785	$(5,366,735)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,451,152,352	$—	$—	$1,451,152,352
Total Short-Term Investments*	—	478,617,442	—	478,617,442
Total Investments	$1,451,152,352	$478,617,442	$—	$1,929,769,794

Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(15,576,241)	$—	$—	$(15,576,241)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$343,812	$—	$343,812
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(5,710,547)	—	(5,710,547)
Total Centrally Cleared Swap Contracts	$—	$(5,366,735)	$—	$(5,366,735)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a)	$478,617,442
Affiliated investments at value (b)	1,451,152,352
Receivable for:
Fund shares sold	1,193,916
Interest	182
Variation margin on futures contracts	1,722,896

Total Assets	1,932,686,788
Liabilities
Due to custodian	4,242,712
Payables for:
Affiliated investments purchased	1,018,954
Fund shares redeemed	65,421
Variation margin on centrally cleared swap contracts	571,977
Accrued Expenses:
Management fees	268,334
Distribution and service fees	399,994
Deferred trustees’ fees	98,749
Other expenses	91,616

Total Liabilities	6,757,757

Net Assets	$1,925,929,031

Net Assets Consist of:
Paid in surplus	$1,865,411,693
Undistributed net investment income	36,937,012
Accumulated net realized gain	23,632,486
Unrealized depreciation on investments, affiliated investments, futures contracts and swap contracts	(52,160)

Net Assets	$1,925,929,031

Net Assets
Class B	$1,925,929,031
Capital Shares Outstanding*
Class B	161,069,347
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $478,591,319.
(b)	Identified cost of affiliated investments was $1,430,287,659.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends from affiliated investments	$37,479,802
Interest	3,904,788

Total investment income	41,384,590
Expenses
Management fees	1,627,571
Administration fees	15,895
Custodian and accounting fees	28,395
Distribution and service fees—Class B	2,433,109
Audit and tax services	18,121
Legal	20,219
Trustees’ fees and expenses	20,714
Shareholder reporting	7,205
Insurance	1,579
Miscellaneous	4,488

Total expenses	4,177,296

Net Investment Income	37,207,294

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(803)
Affiliated investments	14,395,037
Futures contracts	14,318,390
Swap contracts	(26,425,035)
Capital gain distributions from affiliated investments	28,661,405

Net realized gain	30,948,994

Net change in unrealized appreciation (depreciation) on:
Investments	47,397
Affiliated investments	(83,758,419)
Futures contracts	(22,624,816)
Swap contracts	1,118,884

Net change in unrealized depreciation	(105,216,954)

Net realized and unrealized loss	(74,267,960)

Net Decrease in Net Assets From Operations	$(37,060,666)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$37,207,294	$30,674,908
Net realized gain	30,948,994	114,488,600
Net change in unrealized appreciation (depreciation)	(105,216,954)	128,398,650

Increase (decrease) in net assets from operations	(37,060,666)	273,562,158

From Distributions to Shareholders
Net investment income
Class B	(33,683,773)	(27,987,343)
Net realized capital gains
Class B	(124,644,797)	(50,966,424)

Total distributions	(158,328,570)	(78,953,767)

Increase in net assets from capital share transactions	109,830,938	16,016,032

Total increase (decrease) in net assets	(85,558,298)	210,624,423

Net Assets
Beginning of period	2,011,487,329	1,800,862,906

End of period	$1,925,929,031	$2,011,487,329

Undistributed net investment income
End of period	$36,937,012	$33,413,491

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	2,500,369	$32,376,151	6,963,880	$87,906,273
Reinvestments	13,085,006	158,328,570	6,336,579	78,953,767
Redemptions	(6,219,533)	(80,873,783)	(11,983,257)	(150,844,008)

Net increase	9,365,842	$109,830,938	1,317,202	$16,016,032

Increase derived from capital shares transactions		$109,830,938		$16,016,032

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$13.26		$11.97	$11.62	$12.24	$11.24	$10.16

Income (Loss) from Investment Operations
Net investment income (a)	0.25		0.20	0.18	0.18	0.14	0.06
Net realized and unrealized gain (loss) on investments	(0.48)		1.63	0.32	(0.31)	0.90	1.26

Total from investment operations	(0.23)		1.83	0.50	(0.13)	1.04	1.32

Less Distributions
Distributions from net investment income	(0.23)		(0.19)	(0.15)	(0.15)	0.00	(0.03)
Distributions from net realized capital gains	(0.84)		(0.35)	0.00	(0.34)	(0.04)	(0.21)

Total distributions	(1.07)		(0.54)	(0.15)	(0.49)	(0.04)	(0.24)

Net Asset Value, End of Period	$11.96		$13.26	$11.97	$11.62	$12.24	$11.24

Total Return (%) (b)	(1.85	)(c)	15.54	4.36	(1.21)	9.26	12.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.43	(e)	0.43	0.43	0.44	0.47	0.54
Net ratio of expenses to average net assets (%) (d)	0.43	(e)	0.43	0.43	0.44	0.47 (f)	0.54 (f)
Ratio of net investment income to average net assets (%) (g)	1.88	(e)	1.61	1.50	1.44	1.21	0.50
Portfolio turnover rate (%)	5	(c)	5	4	0 (h)	1	0 (h)
Net assets, end of period (in millions)	$1,925.9		$2,011.5	$1,800.9	$1,455.2	$953.3	$485.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(h)	Rounds to less than 1%.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

BHFTI-10

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to swap transactions and distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2018, the Portfolio had a payment of $4,242,712 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2018. If

BHFTI-11

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2018. The Portfolio’s average overdraft advances during the period ended June 30, 2018 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had investments in repurchase agreements with a gross value of $4,091,534, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and

BHFTI-12

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$343,812	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$5,710,547
Equity			Unrealized depreciation on futures contracts (a) (c)	15,576,241

Total		$343,812		$21,286,788

(a)	Financial instrument not subject to a master netting agreement
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$14,318,390	$14,318,390
Swap contracts	(26,425,035)	—	(26,425,035)

	$(26,425,035)	$14,318,390	$(12,106,645)

BHFTI-13

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$(22,624,816)	$(22,624,816)
Swap contracts	1,118,884	—	1,118,884

	$1,118,884	$(22,624,816)	$(21,505,932)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$242,850
Swap contracts	584,000,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-14

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$106,106,970	$0	$81,062,625

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by MIA) for the six months ended June 30, 2018	% per annum	Average Daily Net Assets of the Overlay Portion
$1,187,069	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the six months ended June 30, 2018	% per annum	Average Daily Net Assets of the Base Portion
$440,502	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIA an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

BHFTI-15

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Fees earned by MIA with respect to the Portfolio for the six months ended June 30, 2018 were $464,050.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
MetLife Aggregate Bond Index Portfolio (Class A)	$777,734,100	$53,244,183	$(13,998,829)	$(1,138,114)	$(35,901,208)	$779,940,132
MetLife Mid Cap Stock Index Portfolio (Class A)	95,793,642	8,170,485	(11,933,929)	1,362,062	(6,377,679)	87,014,581
MetLife MSCI EAFE Index Portfolio (Class A)	214,543,771	16,561,115	(11,095,144)	1,687,623	(13,312,350)	208,385,015
MetLife Russell 2000 Index Portfolio (Class A)	35,432,174	2,639,995	(3,317,581)	441,907	(476,644)	34,719,851
MetLife Stock Index Portfolio (Class A)	371,967,702	25,491,192	(40,717,142)	12,041,559	(27,690,538)	341,092,773

	$1,495,471,389	$106,106,970	$(81,062,625)	$14,395,037	$(83,758,419)	$1,451,152,352

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30 2018
MetLife Aggregate Bond Index Portfolio (Class A)	$—	$23,600,028	75,066,423
MetLife Mid Cap Stock Index Portfolio (Class A)	7,087,549	1,082,937	4,574,899
MetLife MSCI EAFE Index Portfolio (Class A)	—	6,239,505	15,166,304
MetLife Russell 2000 Index Portfolio (Class A)	2,263,491	376,504	1,584,658
MetLife Stock Index Portfolio (Class A)	19,310,365	6,180,828	6,718,392

	$28,661,405	$37,479,802

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-16

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,909,151,495

Gross unrealized appreciation	69,005,082
Gross unrealized depreciation	(69,329,759)

Net unrealized appreciation (depreciation)	$(324,677)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$53,028,650	$22,095,549	$25,925,117	$—	$78,953,767	$22,095,549

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$60,390,961	$97,491,987	$98,124,205	$—	$256,007,153

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

BHFTI-17

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the MFS Research International Portfolio returned -1.42%, -1.61%, and -1.50%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI All Country (“AC”) World ex-U.S. Index2, returned -2.75% and -3.77%, respectively.

MARKET ENVIRONMENT/CONDITIONS

Despite continued solid global economic growth, financial markets were buffeted by increased volatility during the reporting period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations. Valuations are now more in line with long-term averages after the recent bout of market weakness. So far, the rise in volatility has not disrupted the synchronized upturn in growth, although developed markets and China showed signs of a modest slowdown in the expansion’s pace during the first half of 2018.

During the period, the U.S. Federal Reserve (the “Fed”) raised interest rates by 50 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the U.S., eurozone and Japan remained above potential, although inflation remained contained, particularly outside of the U.S. Late in the period, the European Central Bank announced that it would end its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates until after the summer of 2019. The Bank of Canada also raised rates during the period. The European political backdrop became more volatile during the period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in the U.S. during the period, but they remained low by historical standards, while yields in many developed markets fell during the period. Credit spreads remained relatively tight but widened modestly late in the period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the period. International trade negotiations took a number of unpredictable swings late in the period, with investors largely taking a wait-and-see approach while ignoring mostly individual actions and counteractions.

PORTFOLIO REVIEW/PERIOD END POSITIONING

Strong stock selection in the Information Technology (“IT”) sector was a primary contributor to performance relative to the MSCI EAFE Index led by holdings of debit and credit transaction processing company Mastercard (United States), custom IT consulting and technology services provider Cognizant Technology Solutions (United States), semiconductor company Mellanox Technologies (Israel) and software engineering solutions and technology services provider EPAM Systems (United States).

Stock selection in both the Financials and Materials sectors also helped relative returns during the period. Within the Financials sector, holdings of financial services provider TMX Group (Canada) boosted relative results. Within the Materials sector, there were no individual stocks that were among the Portfolio’s largest relative contributors during the period.

Individual stocks that benefited relative returns included overweight positions in global engineering company GKN (United Kingdom), parcel delivery services company Yamato (Japan), medical products and equipment manufacturer Terumo (Japan) and pharmaceutical products manufacturer Santen Pharmaceutical (Japan). Additionally, holdings of real estate company Grand City Properties (Germany) further aided relative results.

Stock selection continued to be strong within the Capital Goods sector. The headlines around potential global trade wars impacted many stocks in the quarter with Autos particularly weak. Against that backdrop, our holdings in more specialized and more defensive industries performed well. Over the period, we initiated a new position in Hoshizaki (Japan), a leading manufacturer of commercial food service equipment. It operates in a fragmented market which is consolidating, and further growth is being generated from geographical expansion.

Stock selection in the Consumer Staples sector held back relative results led by holdings of beverage manufacturer AmBev (Brazil). Security selection in both the Health Care and Industrials sectors also weakened relative performance. Within the Health Care sector, there were no individual stocks that were among the portfolio’s largest relative detractors during the period. Within the Industrials sector, overweight positions in household fixture manufacturer Toto (Japan), mechanical engineering firm GEA Group (Germany), machinery and industrial products manufacturer Kubota (Japan) and supply chain support services and information management solutions provider Brambles (Australia) held back relative returns.

Elsewhere, overweight positions in diversified financial services firm Mitsubishi UFJ Financial Group (Japan) and banking firms UBS (Switzerland) and BNP Paribas (France) weighed on relative performance. Additionally, not owning shares of global energy and petrochemicals company Royal Dutch Shell (United Kingdom) and integrated oil company Total (France) also dampened relative results.

Following strong performance during 2017, Consumer Cyclicals holdings were somewhat challenged during the first half of 2018. Our position in luxury retailer LVMH (France) continued to perform well and the turnaround at Tesco (United Kingdom) progressed. We trimmed some profit in RELX (United Kingdom) during the period. While the valuation is reasonable relative to peers, it is now high relative to the wider market. We added to Yum China, the franchise restaurant operator in China. The group reported mixed results with KFC performing well, but miss-execution at Pizza Hut during key Chinese New Year trading period.

BHFTI-1

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

In a trading environment for Consumer Staples that continued to put downward pressure on performance, many companies in the sector faced structural as well as cyclical challenges. The structural issues emanate from a changing retail and advertising landscape, shifts in consumer preferences, and growth of private label. Additionally, cyclical weakness, especially in emerging markets, further contributed to slowing revenue and profit growth. During the period, some of our more traditionally stable stocks such as Reckitt Benckiser (United Kingdom), Nestle (Switzerland) and Japan Tobacco (Japan) held back performance.

Within Financials, concerns over Italian elections, slowing European growth and its subsequent influence on interest rate expectations, negatively impacted many of our European banks holdings. The Portfolio’s exposure to non-bank financials such as real estate, exchange operators and transaction processors contributed to overall positive results for the sector during the period.

Performance in Health Care during the early part of the period was weak as some of our larger pharmaceutical holdings underperformed. A common thread among the underperformers was disappointing earnings guidance, some of which was driven by foreign exchange headwinds. Later in the period, we witnessed good performance from our Japanese holdings which were supported by strong fundamentals and solid management. Additionally, our preferred pharmaceutical name, Bayer AG (Germany) was up slightly as their merger with Monsanto (United States) after close to two years has finally gone through. Lastly, during the period we added new position Essilor, the world No. 1 lens maker who is in the process of merging with Luxottica, the world’s biggest eyeglass frame maker.

In IT, privacy related concerns which contributed to downward pressure on U.S. internet and social media names during the period, did not have a similar impact on the names held in the Portfolio. The sector performed well during the early part of the period amidst the volatility in global technology. The good run by our semi-conductor names for the better part of a year took a bit of a pause during the latter part of the period. Specifically, our position in Taiwan Semiconductor (Taiwan) was weak as the company guided revenues lower driven by slowing demand for handset related chips and a slowdown in crypto orders. Overall weakness in emerging markets may have also negatively impacted Taiwan Semiconductor as investors lowered their exposure to the region.

In Telecommunications, our underweight to traditional incumbent operators benefitted performance. This continues a near year-long trend now as companies in the sector have been flat versus a rising market. Within the sector, we have avoided the incumbents and focused on names such as Cellnex (Spain), KDDI (Japan) and Softbank (Japan) that have provided us with good underlying structural growth.

While the Portfolio is run sector neutral to the MSCI EAFE Index, over the trailing six-month period ending June 30, 2018, there have been modest changes to industry weights within sectors as a result of both market action and trading. Of the most notable changes, within Consumer Staples, the addition of British American Tobacco (United Kingdom) contributed to an increase in in our active weight to the tobacco industry, while our trims to both Danone (France) and Nestle contributed to a decrease in active weight within the food & beverage industry over the period. Within Health Care, the addition of Essilor International Cie Generale d’Optique (France) contributed to an increase in in our active weight to the medical equipment industry, while our trims to both Bayer and Roche (Switzerland) contributed to a decrease in active weight within the pharmaceutical industry over the period. Within Consumer Cyclicals, the addition of Yum China increased our active weight to the restaurant industry, while our sell of Dollarama (Canada) contributed to a decrease in active weights within the general the merchandise industry. Within Capital Goods, the addition of Nitto Denko (Japan) increased our active weight to the specialty chemicals industry, while our sell of Nippon Paint (Japan) within the same

BHFTI-2

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

industry muted the overall impact on active weight. Within Energy, the additional of E.ON SE (Germany) increased our active weight to the electric power industry, while our sell of Schlumberger (United States) contribute to a decrease in active weights within the oil services industry. Lastly, within Financial Services, smaller individual name additions and reductions resulted in an increased active weight to major banks, and conversely, decreases in our active exposure to insurance companies.

Jose Luis Garcia

Victoria Higley

Thomas Melendez

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-3

Brighthouse Funds Trust I

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI AC WORLD (EX-U.S.) INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	-1.42	8.69	5.95	3.09
Class B	-1.61	8.31	5.67	2.83
Class E	-1.50	8.56	5.78	2.94
MSCI EAFE Index	-2.75	6.84	6.44	2.84
MSCI AC World (ex-U.S.) Index	-3.77	7.28	6.00	2.54

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Nestle S.A.	2.6
Roche Holding AG	2.2
Bayer AG	2.1
Linde AG	2.0
Schneider Electric SE	2.0
UBS Group AG	1.8
AIA Group, Ltd.	1.7
Novo Nordisk A/S- Class B	1.7
Reckitt Benckiser Group plc	1.6
BP plc	1.6

Top Countries

% of Net Assets
Japan	18.2
United Kingdom	13.8
Switzerland	11.9
Germany	9.7
France	8.8
United States	4.4
Australia	3.4
Spain	3.3
Hong Kong	3.2
China	2.4

BHFTI-4

Brighthouse Funds Trust I

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.67%	$1,000.00	$985.80	$3.30
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class B (a)	Actual	0.92%	$1,000.00	$983.90	$4.53
	Hypothetical*	0.92%	$1,000.00	$1,020.23	$4.61

Class E (a)	Actual	0.82%	$1,000.00	$985.00	$4.04
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Australia—3.4%
APA Group	1,670,479	$12,169,626
Brambles, Ltd.	2,676,536	17,614,622
Caltex Australia, Ltd.	519,520	12,547,248
Oil Search, Ltd.	2,014,989	13,313,805
Orica, Ltd.	889	11,701
Sonic Healthcare, Ltd.	447,164	8,133,218

		63,790,220

Austria—1.0%
Erste Group Bank AG (b)	436,764	18,207,754

Belgium—1.1%
KBC Group NV	269,901	20,805,231

Brazil—0.4%
Ambev S.A. (ADR)	1,600,909	7,412,209

Canada—2.1%
Enbridge, Inc.	370,589	13,248,912
Ritchie Bros Auctioneers, Inc. (a)	279,123	9,520,310
TMX Group, Ltd.	242,461	15,894,184

		38,663,406

China—2.4%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	22,409	4,157,542
Baidu, Inc. (ADR) (b)	18,923	4,598,289
China Resources Gas Group, Ltd.	2,940,424	12,709,071
Ctrip.com International, Ltd. (ADR) (b)	159,156	7,580,600
Yum China Holdings, Inc.	412,553	15,866,788

		44,912,290

Denmark—2.2%
Jyske Bank A/S	174,125	9,545,385
Novo Nordisk A/S - Class B	669,691	30,932,500

		40,477,885

France—8.8%
BNP Paribas S.A.	436,974	27,085,628
Danone S.A.	256,116	18,775,048
Essilor International Cie Generale d’Optique S.A.	122,408	17,270,807
L’Oreal S.A.	94,316	23,270,202
Legrand S.A.	204,994	15,014,601
LVMH Moet Hennessy Louis Vuitton SE	80,792	26,856,777
Schneider Electric SE	439,053	36,519,807

		164,792,870

Germany—9.7%
Bayer AG	355,058	39,119,059
E.ON SE	1,132,100	12,094,426
GEA Group AG	426,623	14,380,371
Grand City Properties S.A.	927,045	24,066,813
LEG Immobilien AG	255,323	27,740,405
Linde AG	155,330	37,066,851
Scout24 AG	136,168	7,222,249

Germany—(Continued)
Symrise AG	219,886	19,276,044

		180,966,218

Hong Kong—3.2%
AIA Group, Ltd.	3,605,228	31,211,306
CLP Holdings, Ltd.	1,145,500	12,290,155
Techtronic Industries Co., Ltd.	2,823,000	15,675,326

		59,176,787

India—1.0%
HDFC Bank, Ltd.	565,471	17,661,942

Ireland—1.3%
AIB Group plc	2,551,780	13,834,487
Paddy Power Betfair plc	88,946	9,741,640

		23,576,127

Israel—1.2%
Check Point Software Technologies, Ltd. (b)	123,224	12,036,521
Mellanox Technologies, Ltd. (b)	131,171	11,057,715

		23,094,236

Italy—2.3%
Cerved Information Solutions S.p.A.	437,834	4,692,369
Eni S.p.A.	947,676	17,595,573
Intesa Sanpaolo S.p.A.	6,886,181	19,932,170

		42,220,112

Japan—18.2%
AEON Financial Service Co., Ltd.	792,799	16,831,264
Daikin Industries, Ltd.	227,700	27,233,374
Hitachi, Ltd.	1,298,000	9,143,187
Hoshizaki Corp.	102,500	10,360,809
Japan Tobacco, Inc.	737,631	20,605,397
KDDI Corp.	801,600	21,916,201
Koito Manufacturing Co., Ltd.	320,100	21,117,627
Kubota Corp.	1,430,800	22,468,296
Mitsubishi UFJ Financial Group, Inc.	4,660,600	26,433,885
Nitto Denko Corp.	168,000	12,692,510
Nomura Research Institute, Ltd.	286,900	13,887,571
Santen Pharmaceutical Co., Ltd.	1,443,800	25,132,468
SoftBank Group Corp.	249,000	17,866,955
Sundrug Co., Ltd.	389,470	15,748,260
Terumo Corp.	420,800	24,039,693
TOTO, Ltd.	456,200	21,078,121
USS Co., Ltd.	1,055,200	20,058,693
Yamato Holdings Co., Ltd.	440,166	12,960,318

		339,574,629

Malaysia—0.4%
Malaysia Airports Holdings Bhd	3,630,000	7,908,913

Netherlands—1.5%
Akzo Nobel NV	326,916	27,856,697

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Norway—0.4%
DNB ASA	423,207	$8,254,893

Portugal—0.7%
Galp Energia SGPS S.A.	716,304	13,620,512

South Korea—1.0%
NAVER Corp.	19,418	13,270,265
Samsung Electronics Co., Ltd.	138,659	5,789,839

		19,060,104

Spain—3.3%
Aena SME S.A.	60,378	10,952,496
Amadeus IT Group S.A.	266,194	20,973,796
Cellnex Telecom S.A.	546,086	13,741,621
Iberdrola S.A.	2,142,208	16,547,037

		62,214,950

Sweden—1.0%
Com Hem Holding AB	472,478	7,675,722
Telefonaktiebolaget LM Ericsson - B Shares	1,468,130	11,299,717

		18,975,439

Switzerland—11.9%
Dufry AG (a) (b)	77,472	9,874,930
Julius Baer Group, Ltd. (b)	409,386	24,050,264
Nestle S.A.	635,846	49,225,151
Roche Holding AG	180,613	40,189,137
Schindler Holding AG (Participation Certificate)	85,375	18,387,561
Sika AG	137,399	18,934,498
Swiss Re AG	120,567	10,417,971
UBS Group AG (b)	2,144,262	32,989,630
Zurich Insurance Group AG	57,240	16,979,066

		221,048,208

Taiwan—1.4%
Silicon Motion Technology Corp. (ADR) (a)	121,700	6,436,713
Taiwan Semiconductor Manufacturing Co., Ltd.	2,848,468	20,265,855

		26,702,568

Thailand—0.6%
Advanced Info Service PCL	1,854,700	10,356,761

United Kingdom—13.8%
Barclays plc	7,975,577	19,887,571
BP plc	3,883,960	29,573,320
British American Tobacco plc	567,722	28,672,193
Cairn Energy plc (b)	3,411,684	11,251,080
Croda International plc	374,996	23,757,952
Hiscox, Ltd.	811,489	16,317,715
Just Eat plc (b)	1,034,772	10,636,970
Melrose Industries plc	4,887,587	13,715,649
Reckitt Benckiser Group plc	363,276	29,863,260
RELX NV	904,686	19,258,083
Security Description	Shares/ Principal Amount*	Value

United Kingdom—(Continued)
Rio Tinto plc	425,573	23,471,569
Tesco plc	4,456,999	15,095,989
WPP plc	1,002,718	15,778,875

		257,280,226

United States—4.4%
Aon plc	138,310	18,971,983
Cognizant Technology Solutions Corp. - Class A	329,766	26,048,216
EPAM Systems, Inc. (b)	132,570	16,482,428
MasterCard, Inc. - Class A	63,662	12,510,856
NVIDIA Corp. (a)	35,815	8,484,574

		82,498,057

Total Common Stocks (Cost $1,575,863,478)		1,841,109,244

Rights—0.0%

Banks—0.0%
Intesa Sanpaolo S.p.A. (b) (Cost $0)	6,886,181	0

Short-Term Investment—1.0%

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $18,264,611; collateralized by U.S. Treasury Note at 1.625%, maturing 11/15/22, with a market value of $18,629,292.	18,263,393	18,263,393

Total Short-Term Investments (Cost $18,263,393)		18,263,393

Securities Lending Reinvestments (c)—1.6%

Certificates of Deposit—0.9%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (d)	1,000,000	1,000,054
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	1,000,000	999,942
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (d)	1,000,000	1,000,375
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	1,000,000	1,000,778
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18
	1,987,990	1,997,200
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	1,000,000	999,959
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (d)	1,500,000	1,500,006
Natixis New York 2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	1,000,000	1,000,460

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Royal Bank of Canada New York 2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	1,000,000	$1,000,801
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (d)	500,000	499,991
Sumitomo Mitsui Banking Corp., New York 2.374%, 1M LIBOR + 0.280%, 07/30/18 (d)	1,000,000	1,000,070
Sumitomo Mitsui Trust Bank, Ltd. 2.445%, 3M LIBOR + 0.090%, 10/18/18 (d)	2,001,565	2,000,070
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (d)	1,000,000	1,000,012
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	1,000,000	999,934

		15,999,652

Commercial Paper—0.6%
Bank of China, Ltd. 2.500%, 07/23/18	1,490,521	1,498,114
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	500,000	500,220
LMA S.A. & LMA Americas 2.470%, 11/13/18	987,993	990,781
Sheffield Receivables Co. 2.490%, 11/26/18	2,467,319	2,474,082
Starbird Funding Corp. 2.300%, 08/10/18	994,378	997,505
Toyota Motor Credit Corp. 2.310%, 09/18/18	1,488,643	1,492,383
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	1,500,000	1,499,712
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (d)	1,000,000	1,000,000

		10,452,797

Repurchase Agreements—0.1%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $3,850; collateralized by U.S. Treasury Obligations at zero coupon, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $3,927.	3,850	3,850
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $520,978; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $510,000.	500,000	500,000
Deutsche Bank AG, London Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $255,558; collateralized by various Common Stock with an aggregate market value of $279,052.	250,000	250,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $1,543,665; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $10,124; collateralized by various Common Stock with an aggregate market value of $11,129.	10,000	10,000
Societe Generale Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $10,059; collateralized by various Common Stock with an aggregate market value of $11,129.	10,000	10,000

		2,273,850

Total Securities Lending Reinvestments (Cost $28,724,440)		28,726,299

Total Investments—101.3% (Cost $1,622,851,311)		1,888,098,936
Other assets and liabilities (net)—(1.3)%		(23,429,106)

Net Assets—100.0%		$1,864,669,830

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $27,750,447 and the collateral received consisted of cash in the amount of $28,692,257. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Ten Largest Industries as of June 30, 2018 (Unaudited)	% of Net Assets
Banks	9.7
Chemicals	7.5
Pharmaceuticals	7.3
Oil, Gas & Consumable Fuels	6.0
Insurance	5.0
IT Services	4.8
Capital Markets	3.9
Food Products	3.7
Machinery	3.5
Electrical Equipment	3.5

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$63,790,220	$—	$63,790,220
Austria	—	18,207,754	—	18,207,754
Belgium	—	20,805,231	—	20,805,231
Brazil	7,412,209	—	—	7,412,209
Canada	38,663,406	—	—	38,663,406
China	32,203,219	12,709,071	—	44,912,290
Denmark	—	40,477,885	—	40,477,885
France	—	164,792,870	—	164,792,870
Germany	—	180,966,218	—	180,966,218
Hong Kong	—	59,176,787	—	59,176,787
India	17,661,942	—	—	17,661,942
Ireland	—	23,576,127	—	23,576,127
Israel	23,094,236	—	—	23,094,236
Italy	—	42,220,112	—	42,220,112
Japan	—	339,574,629	—	339,574,629
Malaysia	—	7,908,913	—	7,908,913
Netherlands	—	27,856,697	—	27,856,697
Norway	—	8,254,893	—	8,254,893
Portugal	—	13,620,512	—	13,620,512
South Korea	—	19,060,104	—	19,060,104
Spain	—	62,214,950	—	62,214,950
Sweden	—	18,975,439	—	18,975,439
Switzerland	—	221,048,208	—	221,048,208
Taiwan	6,436,713	20,265,855	—	26,702,568
Thailand	10,356,761	—	—	10,356,761
United Kingdom	—	257,280,226	—	257,280,226
United States	82,498,057	—	—	82,498,057
Total Common Stocks	218,326,543	1,622,782,701	—	1,841,109,244
Total Rights*	—	0	—	0
Total Short-Term Investment*	—	18,263,393	—	18,263,393
Total Securities Lending Reinvestments	—	28,726,299	—	28,726,299
Total Investments	$218,326,543	$1,669,772,393	$—	$1,888,098,936

Collateral for Securities Loaned (Liability)	$—	$(28,692,257)	$—	$(28,692,257)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $16,947,100 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MFS Research International Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,888,098,936
Cash denominated in foreign currencies (c)	825,691
Receivable for:
Investments sold	16,019,702
Fund shares sold	577,086
Dividends and interest	9,501,918

Total Assets	1,915,023,333
Liabilities
Collateral for securities loaned	28,692,257
Payables for:
Investments purchased	19,192,489
Fund shares redeemed	388,960
Foreign taxes	181,663
Accrued Expenses:
Management fees	922,564
Distribution and service fees	128,595
Deferred trustees’ fees	125,633
Other expenses	721,342

Total Liabilities	50,353,503

Net Assets	$1,864,669,830

Net Assets Consist of:
Paid in surplus	$1,530,365,582
Undistributed net investment income	19,408,293
Accumulated net realized gain	49,896,685
Unrealized appreciation on investments and foreign currency transactions (d)	264,999,270

Net Assets	$1,864,669,830

Net Assets
Class A	$1,243,153,553
Class B	613,483,991
Class E	8,032,286
Capital Shares Outstanding*
Class A	100,759,835
Class B	50,142,977
Class E	653,249
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.34
Class B	12.23
Class E	12.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,622,851,311.
(b)	Includes securities loaned at value of $27,750,447.
(c)	Identified cost of cash denominated in foreign currencies was $825,336.
(d)	Includes foreign capital gains tax of $181,663.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$34,525,797
Interest	39,454
Securities lending income	173,650

Total investment income	34,738,901
Expenses
Management fees	6,735,105
Administration fees	30,695
Custodian and accounting fees	349,284
Distribution and service fees—Class B	798,664
Distribution and service fees—Class E	6,385
Audit and tax services	26,502
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	67,310
Insurance	6,379
Miscellaneous	99,164

Total expenses	8,161,773
Less management fee waiver	(897,132)

Net expenses	7,264,641

Net Investment Income	27,474,260

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	84,935,532
Foreign currency transactions	(1,127,031)

Net realized gain	83,808,501

Net change in unrealized depreciation on:
Investments (c)	(137,913,230)
Foreign currency transactions	(134,016)

Net change in unrealized depreciation	(138,047,246)

Net realized and unrealized loss	(54,238,745)

Net Decrease in Net Assets From Operations	$(26,764,485)

(a)	Net of foreign withholding taxes of $3,680,059.
(b)	Net of foreign capital gains tax of $47,731.
(c)	Includes change in foreign capital gains tax of $42,636.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

MFS Research International Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,474,260	$32,542,002
Net realized gain	83,808,501	86,873,165
Net change in unrealized appreciation (depreciation)	(138,047,246)	366,351,665

Increase (decrease) in net assets from operations	(26,764,485)	485,766,832

From Distributions to Shareholders
Net investment income
Class A	(27,161,967)	(25,561,765)
Class B	(11,992,074)	(11,140,246)
Class E	(166,734)	(154,784)

Total distributions	(39,320,775)	(36,856,795)

Decrease in net assets from capital share transactions	(84,426,870)	(252,960,196)

Total increase (decrease) in net assets	(150,512,130)	195,949,841

Net Assets
Beginning of period	2,015,181,960	1,819,232,119

End of period	$1,864,669,830	$2,015,181,960

Undistributed net investment income
End of period	$19,408,293	$31,254,808

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	306,817	$3,940,581	1,034,857	$11,671,054
Reinvestments	2,143,801	27,161,967	2,213,140	25,561,765
Redemptions	(6,746,649)	(87,274,903)	(17,471,212)	(204,533,851)

Net decrease	(4,296,031)	$(56,172,355)	(14,223,215)	$(167,301,032)

Class B
Sales	1,279,527	$16,326,626	2,077,678	$23,618,850
Reinvestments	954,783	11,992,074	972,098	11,140,246
Redemptions	(4,393,644)	(56,086,898)	(10,418,000)	(119,523,164)

Net decrease	(2,159,334)	$(27,768,198)	(7,368,224)	$(84,764,068)

Class E
Sales	19,692	$249,558	37,791	$431,896
Reinvestments	13,202	166,734	13,448	154,784
Redemptions	(70,596)	(902,609)	(129,050)	(1,481,776)

Net decrease	(37,702)	$(486,317)	(77,811)	$(895,096)

Decrease derived from capital shares transactions		$(84,426,870)		$(252,960,196)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.79		$10.15	$10.46	$10.93	$12.01	$10.34

Income (Loss) from Investment Operations
Net investment income (a)	0.19		0.20	0.21 (b)	0.22	0.34	0.23
Net realized and unrealized gain (loss) on investments	(0.36)		2.67	(0.29)	(0.35)	(1.13)	1.75

Total from investment operations	(0.17)		2.87	(0.08)	(0.13)	(0.79)	1.98

Less Distributions
Distributions from net investment income	(0.28)		(0.23)	(0.23)	(0.34)	(0.29)	(0.31)

Total distributions	(0.28)		(0.23)	(0.23)	(0.34)	(0.29)	(0.31)

Net Asset Value, End of Period	$12.34		$12.79	$10.15	$10.46	$10.93	$12.01

Total Return (%) (c)	(1.42	)(d)	28.51	(0.67)	(1.50)	(6.74)	19.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(e)	0.74	0.74	0.76	0.76	0.75
Net ratio of expenses to average net assets (%) (f)	0.67	(e)	0.68	0.68	0.70	0.70	0.70
Ratio of net investment income to average net assets (%)	2.91	(e)	1.75	2.11 (b)	1.95	2.89	2.08
Portfolio turnover rate (%)	12	(d)	27	37	35	28	34
Net assets, end of period (in millions)	$1,243.2		$1,343.7	$1,211.1	$1,241.2	$1,332.2	$1,733.3

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.67		$10.06	$10.36	$10.83	$11.90	$10.25

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.17	0.19 (b)	0.19	0.30	0.20
Net realized and unrealized gain (loss) on investments	(0.37)		2.64	(0.29)	(0.35)	(1.11)	1.73

Total from investment operations	(0.20)		2.81	(0.10)	(0.16)	(0.81)	1.93

Less Distributions
Distributions from net investment income	(0.24)		(0.20)	(0.20)	(0.31)	(0.26)	(0.28)

Total distributions	(0.24)		(0.20)	(0.20)	(0.31)	(0.26)	(0.28)

Net Asset Value, End of Period	$12.23		$12.67	$10.06	$10.36	$10.83	$11.90

Total Return (%) (c)	(1.61	)(d)	28.15	(0.88)	(1.77)	(6.95)	19.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(e)	0.99	0.99	1.01	1.01	1.00
Net ratio of expenses to average net assets (%) (f)	0.92	(e)	0.93	0.93	0.95	0.95	0.95
Ratio of net investment income to average net assets (%)	2.66	(e)	1.49	1.88 (b)	1.70	2.56	1.81
Portfolio turnover rate (%)	12	(d)	27	37	35	28	34
Net assets, end of period (in millions)	$613.5		$662.7	$600.3	$654.6	$708.9	$824.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.74		$10.11	$10.41	$10.89	$11.96	$10.30

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.18	0.20 (b)	0.20	0.31	0.21
Net realized and unrealized gain (loss) on investments	(0.36)		2.66	(0.29)	(0.36)	(1.11)	1.74

Total from investment operations	(0.18)		2.84	(0.09)	(0.16)	(0.80)	1.95

Less Distributions
Distributions from net investment income	(0.26)		(0.21)	(0.21)	(0.32)	(0.27)	(0.29)

Total distributions	(0.26)		(0.21)	(0.21)	(0.32)	(0.27)	(0.29)

Net Asset Value, End of Period	$12.30		$12.74	$10.11	$10.41	$10.89	$11.96

Total Return (%) (c)	(1.50	)(d)	28.35	(0.76)	(1.76)	(6.83)	19.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(e)	0.89	0.89	0.91	0.91	0.90
Net ratio of expenses to average net assets (%) (f)	0.82	(e)	0.83	0.83	0.85	0.85	0.85
Ratio of net investment income to average net assets (%)	2.77	(e)	1.58	1.98 (b)	1.80	2.67	1.92
Portfolio turnover rate (%)	12	(d)	27	37	35	28	34
Net assets, end of period (in millions)	$8.0		$8.8	$7.8	$8.4	$9.4	$11.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, broker commission recapture, foreign capital gain tax, expired capital loss carryforwards and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

BHFTI-15

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $18,263,393. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $2,273,850. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTI-16

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$228,267,388	$0	$333,752,002

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $38,055 in purchases and $4,040,186 in sales of investments, which are included above, and resulted in realized gain of $579,424.

BHFTI-17

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$6,735,105	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.205%	First $200 million
0.155%	$200 million to $500 million
0.105%	$500 million to $1 billion
0.055%	$1 billion to $2.5 billion
0.075%	Over $2.5 billion

An identical agreement was in place for the period February 1, 2018 through April 29, 2018. Prior to February 1, 2018, the Adviser had agreed, for the period May 1, 2017 to January 31, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $250 million
0.100%	$250 million to $500 million
0.050%	$500 million to $2 billion
0.100%	Over $2 billion

Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

BHFTI-18

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,642,219,406

Gross unrealized appreciation	328,599,536
Gross unrealized depreciation	(82,720,006)

Net unrealized appreciation (depreciation)	$245,879,530

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$36,856,795	$39,776,735	$—	$—	$36,856,795	$39,776,735

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$39,016,228	$—	$383,682,956	$(22,179,811)	$—	$400,519,373

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $80,785,011, and $120,283,532 of capital loss carryforwards expired.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/18	Total
$22,179,811	$22,179,811

BHFTI-19

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned 22.78%, 22.66%, and 22.72%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 5.40%.

MARKET ENVIRONMENT / CONDITIONS

Economic uncertainty returned to the stock market in the six-month period, bringing elevated volatility along with it. Growth seemed to be losing momentum, especially in Europe, while the Federal Reserve continued to incrementally raise interest rates and other central banks contemplated the timing of removing policy accommodation. Political and geopolitical risks increased, particularly with regard to trade. Despite the more challenging conditions, stocks gained over the period. Strong corporate earnings reports and expectations for a pick-up in growth, supported by the recently passed tax cuts and low unemployment, outweighed the negative sentiment.

Within the Russell Midcap Growth Index, Health Care, Information Technology (“IT”), and Utilities were the top-performing sectors. Materials, Telecommunication Services, and Industrials were the weakest sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Portfolio outperformed the Index this reporting period largely due to favorable stock selection and, to a lesser extent, sector allocations.

Stock selection in IT and Health Care drove the majority of the Portfolio’s outperformance. IT stocks Twitter and Zillow, along with Health Care stocks Veeva Systems and DexCom, comprised four of the Portfolio’s top five contributing holdings in the period. The Portfolio’s overweight to both sectors also modestly benefited performance, as the sectors were among the market’s leading performers.

Stock selection in Industrials was a drag on performance. Foodservice equipment provider Welbilt was the second largest detractor across the whole Portfolio. However, the Portfolio’s underweight to Industrials was advantageous to performance, offsetting the relative weakness of our stock selection in the sector. The Portfolio’s allocation to the Consumer Discretionary sector and lack of exposure to the Utilities, Energy, and Telecommunication Services sectors had a neutral impact on performance.

Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the period, the Portfolio’s largest sector weights were in IT, Health Care, Industrials, and Consumer Discretionary. Conversely, the Portfolio had no exposure to the Consumer Staples, Energy, Telecommunication Services, Real Estate, or Utilities sectors.

Dennis P. Lynch

Sam G. Chainani

Jason C. Yeung

Armistead Nash

David S. Cohen

Alexander T. Norton

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley Mid Cap Growth Portfolio
Class A	22.78	34.52	12.99	10.35	—
Class B	22.66	34.24	12.72	10.08	—
Class E	22.72	34.42	12.84	—	12.31
Russell Midcap Growth Index	5.40	18.52	13.37	10.45	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2001, 2/12/2001 and 4/27/2010, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Twitter, Inc.	7.5
athenahealth, Inc.	6.3
Veeva Systems, Inc. - Class A	5.9
Take-Two Interactive Software, Inc.	5.2
HealthEquity, Inc.	5.2
Illumina, Inc.	4.9
Zillow Group, Inc. - Class C	4.8
Shake Shack, Inc. - Class A	3.8
DexCom, Inc.	3.8
ANGI Homeservices, Inc. - Class A	3.5

Top Sectors

% of Net Assets
Information Technology	50.9
Health Care	29.7
Consumer Discretionary	9.9
Industrials	5.5
Materials	3.0

BHFTI-2

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.66%	$1,000.00	$1,227.80	$3.65
	Hypothetical*	0.66%	$1,000.00	$1,021.52	$3.31

Class B (a)	Actual	0.91%	$1,000.00	$1,226.60	$5.02
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

Class E (a)	Actual	0.81%	$1,000.00	$1,227.20	$4.47
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
HEICO Corp. - Class A	291,666	$17,777,058

Biotechnology—1.5%
Alnylam Pharmaceuticals, Inc. (a) (b)	86,760	8,544,992
Bluebird Bio, Inc. (a) (b)	12,960	2,034,072
Editas Medicine, Inc. (a) (b)	77,925	2,792,053
Intellia Therapeutics, Inc. (a) (b)	105,218	2,878,764
Intrexon Corp. (a) (b)	166,439	2,320,160

		18,570,041

Commercial Services & Supplies—3.0%
Copart, Inc. (a)	322,950	18,266,052
Rollins, Inc. (b)	352,440	18,531,295

		36,797,347

Construction Materials—3.0%
Martin Marietta Materials, Inc. (b)	82,067	18,328,023
Vulcan Materials Co.	140,635	18,150,353

		36,478,376

Health Care Equipment & Supplies—5.7%
DexCom, Inc. (a) (b)	485,407	46,103,957
Penumbra, Inc. (a) (b)	167,551	23,147,170

		69,251,127

Health Care Providers & Services—5.2%
HealthEquity, Inc. (a) (b)	834,988	62,707,599

Health Care Technology—12.3%
athenahealth, Inc. (a)	482,074	76,717,256
Veeva Systems, Inc. - Class A (a)	934,075	71,793,005

		148,510,261

Hotels, Restaurants & Leisure—5.2%
Shake Shack, Inc. - Class A (a) (b)	700,400	46,352,472
Whitbread plc	318,886	16,658,483

		63,010,955

Internet & Direct Marketing Retail—4.0%
Overstock.com, Inc. (a) (b)	463,818	15,607,476
TripAdvisor, Inc. (a) (b)	274,371	15,285,208
Wayfair, Inc. - Class A (a) (b)	150,579	17,882,762

		48,775,446

Internet Software & Services—25.7%
ANGI Homeservices, Inc. - Class A (a) (b)	2,729,413	41,978,372
Coupa Software, Inc. (a) (b)	606,290	37,735,490
Dropbox, Inc. (a) (c) (e)	341,366	10,513,732
GrubHub, Inc. (a)	168,357	17,662,333
Match Group, Inc. (a) (b)	450,355	17,446,753
MercadoLibre, Inc.	57,023	17,045,885
Shopify, Inc. - Class A (a)	119,833	17,482,436
SurveyMonkey, Inc. (a) (c) (d) (e)	303,799	1,880,516
Twitter, Inc. (a)	2,073,542	90,551,579

Internet Software & Services—(Continued)
Zillow Group, Inc. - Class C (a) (b)	976,657	57,681,362

		309,978,458

IT Services—1.4%
Broadridge Financial Solutions, Inc.	147,556	16,983,696

Life Sciences Tools & Services—4.9%
Illumina, Inc. (a)	211,912	59,184,902

Pharmaceuticals—0.1%
Nektar Therapeutics (a)	26,390	1,288,624

Software—22.1%
ANSYS, Inc. (a) (b)	101,423	17,665,858
Atlassian Corp. plc - Class A (a) (b)	197,278	12,333,821
Constellation Software, Inc.	25,029	19,410,731
Guidewire Software, Inc. (a) (b)	189,699	16,841,477
ServiceNow, Inc. (a)	229,311	39,549,268
Snap, Inc. - Class A (a) (b)	991,111	12,973,643
Splunk, Inc. (a)	100,197	9,930,525
SS&C Technologies Holdings, Inc.	360,760	18,723,444
Take-Two Interactive Software, Inc. (a)	532,799	63,062,090
Tyler Technologies, Inc. (a) (b)	76,354	16,958,223
Workday, Inc. - Class A (a)	329,437	39,901,409

		267,350,489

Trading Companies & Distributors—1.0%
Watsco, Inc. (b)	65,886	11,746,156

Total Common Stocks (Cost $900,895,760)		1,168,410,535

Convertible Preferred Stock—1.6%

Internet Software & Services—1.6%
Airbnb, Inc. - Series D (a) (c) (d) (e) (Cost $7,659,587)	188,136	19,451,381

Preferred Stocks—0.8%

Internet & Direct Marketing Retail—0.6%
Flipkart Online Pvt., Ltd. - Series D , (a) (c) (d) (e)	60,812	7,270,683

Software—0.2%
Palantir Technologies, Inc. - Series G , (a) (c) (d) (e)	541,563	1,348,491
Palantir Technologies, Inc. - Series H , (a) (c) (d) (e)	174,289	433,980
Palantir Technologies, Inc. - Series H-1 , (a) (c) (d) (e)	174,289	433,980

		2,216,451

Total Preferred Stocks (Cost $4,277,686)		9,487,134

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Short-Term Investment—1.3%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $15,959,052; collateralized by U.S. Treasury Note at 1.625%, maturing 11/15/22, with a market value of $16,279,091.	15,957,988	$15,957,988

Total Short-Term Investments (Cost $15,957,988)		15,957,988

Securities Lending Reinvestments (f)—28.0%

Certificates of Deposit—15.7%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (g)	3,000,000	3,000,162
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (g)	5,000,000	4,999,710
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (g)	8,000,000	8,011,200
Barclays Bank plc 2.430%, 08/01/18	5,000,000	5,001,485
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (g)	8,000,000	7,999,248
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (g)	2,000,000	2,001,860
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (g)	7,000,000	7,002,625
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (g)	9,000,000	8,999,361
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (g)	3,000,000	2,999,547
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (g)	7,000,000	7,005,446
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (g)	8,000,000	8,000,368
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	9,939,949	9,986,000
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (g)	6,000,000	6,001,008
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	5,500,000	5,499,775
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	4,969,636	4,987,150
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (g)	5,000,000	5,000,020
2.486%, 1M LIBOR + 0.440%, 10/11/18 (g)	5,000,000	5,002,715
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (g)	2,000,000	2,000,104
2.525%, 1M LIBOR + 0.440%, 09/17/18 (g)	5,000,000	5,002,300
2.548%, 3M LIBOR + 0.190%, 02/01/19 (g)	4,000,000	4,000,988
Norinchukin Bank New York 2.291%, 1M LIBOR + 0.200%, 07/23/18 (g)	6,000,000	5,999,502
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (g)	12,000,000	11,999,880
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (g)	7,500,000	7,499,872
2.401%, 1M LIBOR + 0.400%, 10/02/18 (g)	4,000,000	3,999,600

Certificates of Deposit—(Continued)
Standard Chartered plc 2.250%, 08/21/18	4,000,000	4,000,612
2.384%, 1M LIBOR + 0.300%, 08/22/18 (g)	4,000,000	4,000,096
2.466%, 1M LIBOR + 0.420%, 10/11/18 (g)	5,000,000	5,001,055
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (g)	3,000,000	3,000,264
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (g)	3,500,000	3,500,000
2.445%, 3M LIBOR + 0.090%, 10/18/18 (g)	5,003,912	5,000,175
2.447%, 3M LIBOR + 0.110%, 10/11/18 (g)	4,000,000	4,000,436
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (g)	7,000,000	7,000,084
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (g)	5,000,000	5,000,115
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (g)	8,000,000	7,999,472

		190,502,235

Commercial Paper—3.8%
Bank of China, Ltd. 2.500%, 07/23/18	4,968,403	4,993,715
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (g)	1,000,000	1,000,439
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (g)	4,000,000	3,999,964
Sheffield Receivables Co. 2.490%, 11/26/18	2,467,319	2,474,083
Starbird Funding Corp. 2.300%, 08/10/18	3,977,511	3,990,020
Toyota Motor Credit Corp. 2.310%, 09/18/18	3,969,713	3,979,688
2.320%, 07/26/18	6,952,182	6,990,333
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (g)	13,000,000	12,997,504
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (g)	5,000,000	5,000,000

		45,425,746

Repurchase Agreements—7.5%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $3,011,627; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $3,162,863.	3,000,000	3,000,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $2,123,345; collateralized by various Common Stock with an aggregate market value of $2,344,038.	2,100,000	2,100,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $6,133,387; collateralized by various Common Stock with an aggregate market value of $6,697,252.	6,000,000	6,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $2,606,643; collateralized by various Common Stock with an aggregate market value of $2,891,707.	2,600,000	$2,600,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $1,999,805; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $2,040,391.	1,999,472	1,999,472
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $2,620,438; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	2,500,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $10,291,100; collateralized by various Common Stock with an aggregate market value of $11,000,001.	10,000,000	10,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $6,439,936; collateralized by various Common Stock with an aggregate market value of $7,122,504.	6,400,000	6,400,000
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $6,884,078; collateralized by various Common Stock with an aggregate market value of $7,567,660.	6,800,000	6,800,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $10,043,372; collateralized by various Common Stock with an aggregate market value of $11,128,912.	10,000,000	10,000,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $5,032,822; collateralized by various Common Stock with an aggregate market value of $5,564,456.	5,000,000	5,000,000
Societe Generale Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $8,851,614; collateralized by various Common Stock with an aggregate market value of $9,793,097.	8,800,000	8,800,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $6,036,900; collateralized by various Common Stock with an aggregate market value of $6,677,111.	6,000,000	6,000,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $4,826,240; collateralized by various Common Stock with an aggregate market value of $5,341,689.	4,800,000	4,800,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $8,254,166; collateralized by various Common Stock with an aggregate market value of $9,125,386.	8,200,000	8,200,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $6,027,387; collateralized by various Common Stock with an aggregate market value of $6,677,111.	6,000,000	6,000,000

		90,199,472

Time Deposits—1.0%
Australia New Zealand Bank 1.900%, 07/02/18	1,000,000	1,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	1,000,000	1,000,000
DNB Bank ASA 1.870%, 07/02/18	2,000,000	2,000,000
1.870%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	5,000,000	5,000,000
1.870%, 07/02/18	1,000,000	1,000,000

		12,000,000

Total Securities Lending Reinvestments (Cost $338,098,599)		338,127,453

Total Purchased Options—0.1% (h) (Cost $3,282,443)		992,823

Total Investments—128.4% (Cost $1,270,172,063)		1,552,427,314
Other assets and liabilities (net)—(28.4)%		(343,252,970)

Net Assets—100.0%		$1,209,174,344

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $332,121,182 and the collateral received consisted of cash in the amount of $337,948,096. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent 3.4% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2018, the market value of restricted securities was $41,332,763, which is 3.4% of net assets. See details shown in the Restricted Securities table that follows.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	For a breakout of open positions, see details shown in the Purchased Options table that follows.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Airbnb, Inc.—Series D	4/16/2014	188,136	$7,659,587	$19,451,381
Dropbox, Inc.	5/1/2012	341,366	4,635,366	10,513,732
Flipkart Online Pvt., Ltd. - Series D	10/4/2013	60,812	1,396,995	7,270,683
Palantir Technologies, Inc. - Series G	7/19/2012	541,563	1,657,183	1,348,492
Palantir Technologies, Inc. - Series H	10/25/2013	174,289	611,754	433,979
Palantir Technologies, Inc. - Series H-1	10/25/2013	174,289	611,754	433,980
SurveyMonkey, Inc	11/25/2014	303,799	4,997,493	1,880,516

				$41,332,763

Purchased Options

Currency Options	Strike Price		Expiration Date	Counterparty	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
USD Call/CNH Put	CNH	7.550	08/16/18	RBS	198,324,093	CNH	198,324,093	$1,051,118	$2,380	$(1,048,738)
USD Call/CNH Put	CNH	7.520	11/02/18	RBS	261,401,011	CNH	261,401,011	1,082,200	170,433	(911,767)
USD Call/CNH Put	CNH	7.161	01/18/19	RBS	264,775,437	CNH	264,775,437	1,149,125	820,010	(329,115)

Totals								$3,282,443	$992,823	$(2,289,620)

Abbreviation Legend

Currencies

(CNH)—	Chinese Renminbi
(USD)—	U.S. Dollar

Counterparties

(RBS)—	Royal Bank of Scotland plc

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$17,777,058	$—	$—	$17,777,058
Biotechnology	18,570,041	—	—	18,570,041
Commercial Services & Supplies	36,797,347	—	—	36,797,347
Construction Materials	36,478,376	—	—	36,478,376
Health Care Equipment & Supplies	69,251,127	—	—	69,251,127
Health Care Providers & Services	62,707,599	—	—	62,707,599
Health Care Technology	148,510,261	—	—	148,510,261
Hotels, Restaurants & Leisure	46,352,472	16,658,483	—	63,010,955
Internet & Direct Marketing Retail	48,775,446	—	—	48,775,446
Internet Software & Services	297,584,210	10,513,732	1,880,516	309,978,458
IT Services	16,983,696	—	—	16,983,696
Life Sciences Tools & Services	59,184,902	—	—	59,184,902
Pharmaceuticals	1,288,624	—	—	1,288,624
Software	267,350,489	—	—	267,350,489
Trading Companies & Distributors	11,746,156	—	—	11,746,156
Total Common Stocks	1,139,357,804	27,172,215	1,880,516	1,168,410,535
Total Convertible Preferred Stock*	—	—	19,451,381	19,451,381
Preferred Stocks
Internet & Direct Marketing Retail	—	—	7,270,683	7,270,683
Software	—	—	2,216,451	2,216,451
Total Preferred Stocks	—	—	9,487,134	9,487,134
Total Short-Term Investment*	—	15,957,988	—	15,957,988
Total Securities Lending Reinvestments*	—	338,127,453	—	338,127,453
Total Purchased Options*	—	992,823	—	992,823
Total Investments	$1,139,357,804	$382,250,479	$30,819,031	$1,552,427,314

Collateral for Securities Loaned (Liability)	$—	$(337,948,096)	$—	$(337,948,096)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 3 to Level 2 in the amount of $5,996,094 were due to the initiation of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2017	Change in Unrealized Appreciation/ (Depreciation)	Transfers out of Level 3	Balance as of June 30, 2018	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at June 30, 2018
Common Stocks
Internet Software & Services	$7,399,635	$(130,634)	$(5,388,485)	$1,880,516	$(130,634)
Convertible Preferred Stocks
Internet Software & Services	19,948,060	(496,679)	—	19,451,381	(496,679)
Preferred Stocks
Internet & Direct Marketing Retail	5,358,145	1,912,538	—	7,270,683	1,912,538
Internet Software & Services	607,609	—	(607,609)	—	—
Software	3,035,381	(818,930)	—	2,216,451	(818,930)

Total	$36,348,830	$466,295	$(5,996,094)	$30,819,031	$466,295

	Fair Value at June 30, 2018	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Internet Software & Services	$1,880,516	Discounted Cash Flow	Weighted Average Cost of Capital	12.00%	14.00%	13.00%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	3.7x	3.7x	3.7x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Convertible Preferred Stocks
Internet Software & Services	19,451,381	Discounted Cash Flow	Weighted Average Cost of Capital	14.50%	16.50%	15.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	8.7x	8.7x	8.7x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease
Preferred Stocks
Internet & Direct Marketing Retail	7,270,683	Market Transaction Method	Precedent Transaction	$119.56	$119.56	$119.56	Increase
Software	2,216,451	Discounted Cash Flow	Weighted Average Cost of Capital	15.50%	17.50%	16.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	6.9x	6.9x	6.9x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,552,427,314
Cash	140,000
Cash denominated in foreign currencies (c)	453
Receivable for:
Fund shares sold	165,085
Dividends and interest	77,198

Total Assets	1,552,810,050
Liabilities
Cash collateral for purchased option contracts	1,100,000
Collateral for securities loaned	337,948,096
Payables for:
Fund shares redeemed	3,304,840
Accrued Expenses:
Management fees	629,228
Distribution and service fees	93,887
Deferred trustees’ fees	129,194
Other expenses	430,461

Total Liabilities	343,635,706

Net Assets	$1,209,174,344

Net Assets Consist of:
Paid in surplus	$825,095,147
Accumulated net investment loss	(1,814,141)
Accumulated net realized gain	103,638,086
Unrealized appreciation on investments, purchased options and foreign currency transactions	282,255,252

Net Assets	$1,209,174,344

Net Assets
Class A	$756,150,694
Class B	437,033,608
Class E	15,990,042
Capital Shares Outstanding*
Class A	36,612,352
Class B	22,275,043
Class E	799,665
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.65
Class B	19.62
Class E	20.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,270,172,063.
(b)	Includes securities loaned at value of $332,121,182.
(c)	Identified cost of cash denominated in foreign currencies was $452.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends	$532,899
Interest	56,059
Securities lending income	2,115,363

Total investment income	2,704,321
Expenses
Management fees	3,749,753
Administration fees	18,451
Custodian and accounting fees	42,932
Distribution and service fees—Class B	522,953
Distribution and service fees—Class E	11,064
Audit and tax services	24,132
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	95,483
Insurance	3,458
Miscellaneous	9,632

Total expenses	4,520,143
Less management fee waiver	(129,890)
Less broker commission recapture	(5,538)

Net expenses	4,384,715

Net Investment Loss	(1,680,394)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	103,707,067
Foreign currency transactions	(11,087)

Net realized gain	103,695,980

Net change in unrealized appreciation (depreciation) on:
Investments	137,506,563
Purchased options	(456,720)
Foreign currency transactions	1

Net change in unrealized appreciation	137,049,844

Net realized and unrealized gain	240,745,824

Net Increase in Net Assets From Operations	$239,065,430

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(1,680,394)	$(774,743)
Net realized gain	103,695,980	271,722,181
Net change in unrealized appreciation	137,049,844	70,458,458

Increase in net assets from operations	239,065,430	341,405,896

From Distributions to Shareholders
Net investment income
Class A	0	(2,276,102)
Class B	0	(555,334)
Class E	0	(30,621)
Net realized capital gains
Class A	(130,850,324)	0
Class B	(79,137,048)	0
Class E	(2,819,996)	0

Total distributions	(212,807,368)	(2,862,057)

Increase (decrease) in net assets from capital share transactions	78,002,538	(117,158,209)

Total increase in net assets	104,260,600	221,385,630

Net Assets
Beginning of period	1,104,913,744	883,528,114

End of period	$1,209,174,344	$1,104,913,744

Accumulated net investment loss
End of period	$(1,814,141)	$(133,747)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	486,610	$10,850,727	1,034,000	$18,465,181
Reinvestments	6,137,445	130,850,324	124,581	2,276,102
Redemptions	(4,359,871)	(97,929,292)	(4,754,796)	(85,468,112)

Net increase (decrease)	2,264,184	$43,771,759	(3,596,215)	$(64,726,829)

Class B
Sales	560,803	$11,939,220	1,145,242	$19,264,159
Reinvestments	3,906,073	79,137,048	31,643	555,334
Redemptions	(2,765,952)	(58,867,122)	(4,084,492)	(70,794,330)

Net increase (decrease)	1,700,924	$32,209,146	(2,907,607)	$(50,974,837)

Class E
Sales	62,385	$1,373,666	64,159	$1,092,601
Reinvestments	136,562	2,819,996	1,719	30,621
Redemptions	(101,640)	(2,172,029)	(146,857)	(2,579,765)

Net increase (decrease)	97,307	$2,021,633	(80,979)	$(1,456,543)

Increase (decrease) derived from capital shares transactions		$78,002,538		$(117,158,209)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.17		$14.43	$15.72	$16.51	$16.31	$11.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		0.00 (b)	0.06 (c)	(0.04)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	4.75		5.80	(1.35)	(0.75)	0.22	4.59

Total from investment operations	4.73		5.80	(1.29)	(0.79)	0.21	4.61

Less Distributions
Distributions from net investment income	0.00		(0.06)	0.00	0.00	(0.01)	(0.11)
Distributions from net realized capital gains	(4.25)		0.00	0.00	0.00	0.00	0.00

Total distributions	(4.25)		(0.06)	0.00	0.00	(0.01)	(0.11)

Net Asset Value, End of Period	$20.65		$20.17	$14.43	$15.72	$16.51	$16.31

Total Return (%) (d)	22.78	(e)	40.36	(8.27)	(4.78)	1.29	39.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(f)	0.69	0.70	0.68	0.69	0.69
Net ratio of expenses to average net assets (%) (g)	0.66	(f)	0.67	0.69	0.67	0.68	0.68
Ratio of net investment income (loss) to average net assets (%)	(0.20	)(f)	0.02	0.40 (c)	(0.25)	(0.04)	0.17
Portfolio turnover rate (%)	42	(e)	64	42	23	42	56
Net assets, end of period (in millions)	$756.2		$692.9	$547.4	$629.9	$816.5	$930.3

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.35		$13.85	$15.13	$15.93	$15.77	$11.42

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)		(0.04)	0.02 (c)	(0.08)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	4.57		5.57	(1.30)	(0.72)	0.21	4.44

Total from investment operations	4.52		5.53	(1.28)	(0.80)	0.16	4.43

Less Distributions
Distributions from net investment income	0.00		(0.03)	0.00	0.00	0.00	(0.08)
Distributions from net realized capital gains	(4.25)		0.00	0.00	0.00	0.00	0.00

Total distributions	(4.25)		(0.03)	0.00	0.00	0.00	(0.08)

Net Asset Value, End of Period	$19.62		$19.35	$13.85	$15.13	$15.93	$15.77

Total Return (%) (d)	22.66	(e)	39.91	(8.46)	(5.02)	1.01	39.02

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(f)	0.94	0.95	0.93	0.94	0.94
Net ratio of expenses to average net assets (%) (g)	0.91	(f)	0.92	0.94	0.92	0.93	0.93
Ratio of net investment income (loss) to average net assets (%)	(0.45	)(f)	(0.23)	0.15 (c)	(0.49)	(0.29)	(0.08)
Portfolio turnover rate (%)	42	(e)	64	42	23	42	56
Net assets, end of period (in millions)	$437.0		$398.2	$325.1	$364.1	$404.7	$421.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.65		$14.06	$15.34	$16.14	$15.96	$11.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)		(0.02)	0.04 (c)	(0.06)	(0.03)	0.00 (b)
Net realized and unrealized gain (loss) on investments	4.64		5.65	(1.32)	(0.74)	0.21	4.49

Total from investment operations	4.60		5.63	(1.28)	(0.80)	0.18	4.49

Less Distributions
Distributions from net investment income	0.00		(0.04)	0.00	0.00	0.00	(0.09)
Distributions from net realized capital gains	(4.25)		0.00	0.00	0.00	0.00	0.00

Total distributions	(4.25)		(0.04)	0.00	0.00	0.00	(0.09)

Net Asset Value, End of Period	$20.00		$19.65	$14.06	$15.34	$16.14	$15.96

Total Return (%) (d)	22.72	(e)	40.07	(8.34)	(4.96)	1.13	39.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	(f)	0.84	0.85	0.83	0.84	0.84
Net ratio of expenses to average net assets (%) (g)	0.81	(f)	0.82	0.84	0.82	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.35	)(f)	(0.13)	0.25 (c)	(0.39)	(0.18)	0.03
Portfolio turnover rate (%)	42	(e)	64	42	23	42	56
Net assets, end of period (in millions)	$16.0		$13.8	$11.0	$13.3	$15.5	$17.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-15

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, expired capital loss carry forwards and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $ 15,957,988. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $90,199,472. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

BHFTI-16

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$992,823

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-17

Brighthouse Funds Trust I
Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Royal Bank of Scotland plc	$992,823	$—	$(992,823)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Purchased Options	$(456,720)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased Options	$724,500,540

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or

BHFTI-18

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$475,640,346	$0	$591,355,712

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc., the subadviser to the Portfolio, that amounted to $4,154,084 in purchases, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$3,749,753	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	200 million
0.050%	Over $	850 million

BHFTI-19

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the six months ended June 30, 2018 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Morgan Stanley & Co.	$5,540

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,270,192,561

Gross unrealized appreciation	312,058,236
Gross unrealized depreciation	(29,823,483)

Net unrealized appreciation (depreciation)	$282,234,753

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$2,862,057	$—	$—	$—	$2,862,057	$—

BHFTI-20

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$9,276,067	$203,493,908	$145,184,910	$—	$357,954,885

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $56,315,195.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-21

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 1.98%, 1.85%, and 1.90%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned -0.43%.

MARKET ENVIRONMENT / CONDITIONS

Heightened volatility returned to the financial markets over the first six months of 2018. Although several broad measures of global and U.S. stock market performance set new record highs in January 2018, financial markets soon encountered renewed concerns stemming from inflationary pressures in the United States and protectionist rhetoric from the U.S. government. European stocks also were undermined by the rise of nationalism in some parts of the Eurozone, and political scandals added to uncertainty in Japan. Asian markets were hurt during the spring after tariffs were imposed by the U.S. Administration on Chinese imports, followed by Chinese retaliation and threats of additional tariffs from both countries.

Despite the strength of the U.S. economy and the Federal Reserve’s (the “Fed”) orderly hiking cycle, international economic and geopolitical concerns were noticeable during the reporting period and caused some market turbulence. Trade tensions were on the rise and there were pockets of political issues. Such tensions, especially regarding trade, made an impact on some investment decisions, as noted in the Fed’s minutes.

For the six-month reporting period, equity markets in the U.S. produced positive results and outperformed international equities, with the S&P 500 Index returning 2.65% and the MSCI All Country World Index returning -0.43%. Fixed income markets generally produced negative returns this reporting period. U.S. Treasuries (as represented by the Bloomberg Barclays U.S. Treasury Index) produced negative results, with a -1.62% return, and credit underperformed for the reporting period, with the Bloomberg Barclays U.S. Credit Index returning -2.99%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Index during the six-month period ended June 30, 2018. The Portfolio outperformed in seven out of eleven sectors, led by stock selection in Information Technology, Industrials, and Consumer Discretionary. Underperforming sectors included Real Estate and Health Care, due to stock selection. The Portfolio’s underweight position in the Energy sector also detracted from performance in a period where the sector produced positive results. We find little appeal in commodity or highly regulated industries, so the Portfolio owns little in Energy, Real Estate, or Utilities.

Geographically, top performing countries for the Portfolio included France, the United States, and Japan, where stock selection benefited. The Portfolio underperformed the Index in India, Switzerland, and the United Kingdom, due to weaker relative stock selection.

Top performing holdings this reporting period included Adobe Systems (Information Technology) (United States), Kering SA (Consumer Discretionary) (France), and Intuit (Information Technology) (United States). Adobe Systems has seen accelerating revenues, and widening margins driven by exceptional products and their transition to the cloud. Cloud-based software is cheaper for the customer and cannot be pirated. The stock has run a long way but we still like its prospects. The price has also run up as it has become more clearly understood that the move to a cloud platform is a big plus for both revenues and margins. Kering SA continues the resurgence in its operations, which began in mid-2016. Since then, the share price has risen by more than 250%, and more than 27% over the recently concluded quarter. Underpinning the company’s performance have been the significant improvements in the performance of the Gucci brand, as well as a firmer economic tone around the world, particularly in Asia. Intuit is a sponsor of tax preparation and bookkeeping software such as TurboTax and QuickBooks. The company has had considerable success in adapting these products to both mobile and the cloud. In the U.S., the company has continued to gain share and we believe it has a sizable opportunity to penetrate markets outside the U.S. as well.

Top detractors from performance included DLF Ltd. (Real Estate) (India), Acadia Pharmaceuticals (Health Care) (United States), and Colgate-Palmolive (Consumer Staples) (United States). DLF is an Indian real estate owner and developer that has been undergoing a significant financial restructuring. Its balance sheet has been substantially strengthened over the last year, with net debt reduced by half. One remaining headwind is a cyclical lull in real estate markets. In our view, this should improve. We believe the company is strong enough to weather it. Acadia Pharmaceuticals is a biopharmaceutical company working in the area of central nervous system disorders. A recent drug launch, Nuplazid, for the treatment of psychosis related to Parkinson’s disease was looked into by the Food and Drug Administration for safety concerns, sparked by a CNN report. We believe this is overblown, and the drug should see commercial success. A larger opportunity for Acadia exists if they are able to show efficacy in dementia related psychosis. We believe that Colgate-Palmolive is an exceptional company that has been a little bit slow to react to both competitive challenges and a bit too much corporate bloat. We believe both are fixable problems, and we expect that they can, and should, resolve them.

BHFTI-1

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio had its largest overweight positions in Information Technology, Health Care, Consumer Discretionary, and Industrials. The Portfolio had its largest underweight positions in Energy, Materials, Consumer Staples, Utilities, and Telecommunication Services. On a country basis, the Portfolio had its largest overweight positions in Japan, France, and Germany, with its most significant underweight positions in the United States, Canada, and Australia. Despite being underweight the United States relative to the Index, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Rajeev Bhaman

John Delano

Portfolio Managers

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Oppenheimer Global Equity Portfolio
Class A	1.98	16.35	12.01	9.09
Class B	1.85	16.05	11.73	8.79
Class E	1.90	16.18	11.84	8.92
MSCI ACWI (All Country World Index)	-0.43	10.73	9.41	5.80

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Alphabet, Inc. - Class A	6.1
Airbus SE	3.3
LVMH Moet Hennessy Louis Vuitton SE	3.1
Adobe Systems, Inc.	2.8
S&P Global, Inc.	2.8
Facebook, Inc. - Class A	2.5
Intuit, Inc.	2.5
Nidec Corp.	2.5
Aetna, Inc.	2.4
SAP SE	2.2

Top Countries

% of Net Assets
United States	49.9
Japan	14.3
France	9.5
Germany	8.9
United Kingdom	5.7
China	2.6
Switzerland	2.4
India	2.3
Spain	2.1
Sweden	1.2

BHFTI-3

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.60%	$1,000.00	$1,019.80	$3.00
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class B (a)	Actual	0.85%	$1,000.00	$1,018.50	$4.25
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

Class E (a)	Actual	0.75%	$1,000.00	$1,019.00	$3.75
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—97.5% of Net Assets

Security Description	Shares	Value

China—2.6%
Baidu, Inc. (ADR) (a)	51,870	$12,604,410
JD.com, Inc. (ADR) (a) (b)	621,741	24,216,812

		36,821,222

Denmark—0.6%
FLSmidth & Co. A/S	142,868	8,544,100

France—9.5%
Airbus SE	400,232	46,778,515
Kering	53,124	29,964,926
LVMH Moet Hennessy Louis Vuitton SE	133,007	44,214,022
Societe Generale S.A.	314,889	13,259,292

		134,216,755

Germany—7.4%
Allianz SE	113,040	23,358,402
Bayer AG	141,112	15,547,231
Linde AG	61,563	14,690,959
Puma SE	5,121	2,996,132
SAP SE	275,396	31,815,674
Siemens AG	121,209	16,017,668

		104,426,066

India—2.3%
DLF, Ltd.	8,383,300	23,013,498
ICICI Bank, Ltd. (ADR)	1,283,809	10,308,986

		33,322,484

Italy—0.3%
Brunello Cucinelli S.p.A.	95,952	4,281,444

Japan—14.3%
Capcom Co., Ltd.	354,500	8,734,444
Dai-ichi Life Holdings, Inc.	655,200	11,654,229
FANUC Corp.	49,600	9,834,053
Keyence Corp.	38,100	21,487,884
Kyocera Corp.	239,600	13,462,541
Minebea Mitsumi, Inc.	470,000	7,919,168
Murata Manufacturing Co., Ltd.	170,500	28,623,660
Nidec Corp.	237,000	35,507,781
Nintendo Co., Ltd.	35,600	11,618,547
Omron Corp.	245,900	11,433,896
Renesas Electronics Corp. (a)	734,500	7,186,618
Suzuki Motor Corp.	266,700	14,707,938
TDK Corp.	198,600	20,251,095

		202,421,854

Netherlands—0.2%
uniQure NV (a)	90,510	3,421,278

Spain—2.1%
Banco Bilbao Vizcaya Argentaria S.A.	945,712	6,679,537
Industria de Diseno Textil S.A.	689,292	23,520,250

		30,199,787

Sweden—1.2%
Assa Abloy AB - Class B	794,508	16,908,813

Switzerland—2.4%
Credit Suisse Group AG (a)	975,024	14,632,704
UBS Group AG (a)	1,275,519	19,623,954

		34,256,658

United Kingdom—5.7%
Circassia Pharmaceuticals plc (a)	2,218,564	2,461,522
Earthport plc (a)	8,019,017	1,083,731
International Consolidated Airlines Group S.A.	1,416,600	12,362,908
Prudential plc	1,060,643	24,234,314
TechnipFMC plc	409,634	13,017,704
Unilever plc	503,876	27,872,893

		81,033,072

United States—48.9%
3M Co. (b)	97,890	19,256,921
ACADIA Pharmaceuticals, Inc. (a) (b)	291,680	4,453,954
Adobe Systems, Inc. (a)	165,370	40,318,860
Aetna, Inc.	188,500	34,589,750
Agilent Technologies, Inc.	158,220	9,784,325
Alphabet, Inc. - Class A (a)	76,330	86,191,073
Amazon.com, Inc. (a)	2,450	4,164,510
AnaptysBio, Inc. (a)	71,860	5,104,934
Anthem, Inc.	129,070	30,722,532
Biogen, Inc. (a)	43,470	12,616,733
Bluebird Bio, Inc. (a) (b)	51,930	8,150,413
Blueprint Medicines Corp. (a) (b)	109,440	6,947,251
Centene Corp. (a)	96,950	11,945,209
Citigroup, Inc.	463,680	31,029,466
Colgate-Palmolive Co.	439,790	28,502,790
Equifax, Inc.	76,660	9,590,933
Facebook, Inc. - Class A (a)	186,030	36,149,350
FNF Group	274,130	10,312,771
Gilead Sciences, Inc.	147,850	10,473,694
GlycoMimetics, Inc. (a)	194,340	3,134,704
Goldman Sachs Group, Inc. (The)	90,420	19,943,939
International Game Technology plc (b)	422,351	9,815,437
Intuit, Inc.	175,500	35,855,527
Ionis Pharmaceuticals, Inc. (a) (b)	191,820	7,993,139
Loxo Oncology, Inc. (a) (b)	69,970	12,138,396
MacroGenics, Inc. (a) (b)	268,090	5,536,059
Maxim Integrated Products, Inc.	523,810	30,726,695
Mirati Therapeutics, Inc. (a)	34,457	1,698,730
Newell Brands, Inc. (b)	589,790	15,210,684
PayPal Holdings, Inc. (a)	277,116	23,075,449
S&P Global, Inc.	193,270	39,405,820
Sage Therapeutics, Inc. (a) (b)	91,190	14,273,971
Shire plc	115,976	6,522,218
Tiffany & Co.	171,110	22,518,076
United Parcel Service, Inc. - Class B	130,570	13,870,451
Walt Disney Co. (The)	179,650	18,829,116
Zimmer Biomet Holdings, Inc. (b)	114,900	12,804,456

		693,658,336

Total Common Stocks (Cost $948,265,608)		1,383,511,869

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Preferred Stock—1.5%

Security Description	Shares/ Principal Amount*	Value

Germany—1.5%
Bayerische Motoren Werke (BMW) AG , (Cost $19,775,647)	265,637	$21,177,679

Short-Term Investment—1.0%

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $14,469,144; collateralized by U.S. Treasury Note at 2.375%, maturing 01/31/23, with a market value of $14,761,329.	14,468,180	14,468,180

Total Short-Term Investments (Cost $14,468,180)		14,468,180

Securities Lending Reinvestments (c)—7.3%

Bank Note—0.4%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (d)	5,000,000	5,000,000

Certificates of Deposit—4.9%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (d)	3,000,000	3,000,162
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	3,000,000	2,999,826
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (d)	2,000,000	2,002,800
Barclays Bank plc 2.430%, 08/01/18	2,500,000	2,500,742
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (d)	500,000	499,953
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (d)	2,000,000	2,001,860
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (d)	5,000,000	5,001,875
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (d)	1,000,000	999,849
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	1,750,000	1,751,361
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (d)	2,000,000	2,000,092
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	4,969,974	4,993,000
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (d)	6,000,000	6,001,008
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	3,000,000	2,999,877
KBC Bank NV 2.280%, 08/15/18	3,000,000	3,000,330
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 08/13/18	3,975,708	3,989,720
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (d)	2,000,000	2,000,846

Certificates of Deposit—(Continued)
Natixis New York 2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	4,000,000	4,001,840
2.548%, 3M LIBOR + 0.190%, 02/01/19 (d)	1,500,000	1,500,371
Norinchukin Bank New York 2.291%, 1M LIBOR + 0.200%, 07/23/18 (d)	1,000,000	999,917
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (d)	1,000,000	999,990
2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	2,000,000	2,001,602
Standard Chartered plc
2.250%, 08/21/18	1,500,000	1,500,230
2.384%, 1M LIBOR + 0.300%, 08/22/18 (d)	1,000,000	1,000,024
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (d)	2,000,000	2,000,176
Sumitomo Mitsui Trust Bank, Ltd.
2.408%, 1M LIBOR + 0.320%, 11/21/18 (d)	3,500,000	3,500,000
2.447%, 3M LIBOR + 0.110%, 10/11/18 (d)	1,500,000	1,500,164
Svenska Handelsbanken AB 2.451%, 1M LIBOR + 0.450%, 04/03/19 (d)	2,000,000	2,001,804
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (d)	1,750,000	1,750,040
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	1,500,000	1,499,901

		69,999,360

Commercial Paper—1.4%
Bank of China, Ltd. 2.500%, 07/23/18	2,484,201	2,496,857
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (d)	1,000,000	999,991
2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	5,000,000	5,001,460
Starbird Funding Corp. 2.300%, 08/10/18	2,983,133	2,992,515
Toyota Motor Credit Corp. 2.320%, 07/26/18	2,979,507	2,995,857
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	6,000,000	5,998,848

		20,485,528

Repurchase Agreements—0.6%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $167,989; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $171,319.	167,960	167,960
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $2,292,305; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $2,244,000.	2,200,000	2,200,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $202,223; collateralized by various Common Stock with an aggregate market value of $223,242.	200,000	$200,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $255,558; collateralized by various Common Stock with an aggregate market value of $279,052.	250,000	250,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $1,257,810; collateralized by various Common Stock with an aggregate market value of $1,320,000.	1,200,000	1,200,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $1,543,665; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $202,473; collateralized by various Common Stock with an aggregate market value of $222,578.	200,000	200,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $704,368; collateralized by various Common Stock with an aggregate market value of $779,024.	700,000	700,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $1,006,564; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $402,187; collateralized by various Common Stock with an aggregate market value of $445,141.	400,000	400,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $704,624; collateralized by various Common Stock with an aggregate market value of $778,996.	700,000	700,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $100,587; collateralized by various Common Stock with an aggregate market value of $111,285.	100,000	100,000

		8,617,960

Total Securities Lending Reinvestments (Cost $104,084,086)		104,102,848

Total Investments—107.3% (Cost $1,086,593,521)		1,523,260,576
Other assets and liabilities (net)—(7.3)%		(103,737,372)

Net Assets—100.0%		$1,419,523,204

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $102,654,708 and the collateral received consisted of cash in the amount of $104,010,484. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Ten Largest Industries as of June 30, 2018 (Unaudited)	% of Net Assets
Internet Software & Services	9.5
Software	9.0
Biotechnology	7.4
Electronic Equipment, Instruments & Components	6.7
Capital Markets	6.6
Textiles, Apparel & Luxury Goods	5.7
Health Care Providers & Services	5.4
Insurance	4.9
Banks	4.3
Aerospace & Defense	3.3

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$36,821,222	$—	$—	$36,821,222
Denmark	—	8,544,100	—	8,544,100
France	—	134,216,755	—	134,216,755
Germany	—	104,426,066	—	104,426,066
India	10,308,986	23,013,498	—	33,322,484
Italy	—	4,281,444	—	4,281,444
Japan	—	202,421,854	—	202,421,854
Netherlands	3,421,278	—	—	3,421,278
Spain	—	30,199,787	—	30,199,787
Sweden	—	16,908,813	—	16,908,813
Switzerland	—	34,256,658	—	34,256,658
United Kingdom	—	81,033,072	—	81,033,072
United States	687,136,118	6,522,218	—	693,658,336
Total Common Stocks	737,687,604	645,824,265	—	1,383,511,869
Total Preferred Stock*	—	21,177,679	—	21,177,679
Total Short-Term Investment*	—	14,468,180	—	14,468,180
Total Securities Lending Reinvestments*	—	104,102,848	—	104,102,848
Total Investments	$737,687,604	$785,572,972	$—	$1,523,260,576

Collateral for Securities Loaned (Liability)	$—	$(104,010,484)	$—	$(104,010,484)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,523,260,576
Cash denominated in foreign currencies (c)	690,445
Receivable for:
Fund shares sold	160,534
Dividends and interest	1,773,548

Total Assets	1,525,885,103
Liabilities
Collateral for securities loaned	104,010,484
Payables for:
Investments purchased	552,957
Fund shares redeemed	534,012
Foreign taxes	7,905
Accrued Expenses:
Management fees	666,213
Distribution and service fees	84,638
Deferred trustees’ fees	143,232
Other expenses	362,458

Total Liabilities	106,361,899

Net Assets	$1,419,523,204

Net Assets Consist of:
Paid in surplus	$868,998,463
Undistributed net investment income	5,741,717
Accumulated net realized gain	108,114,305
Unrealized appreciation on investments and foreign currency transactions (d)	436,668,719

Net Assets	$1,419,523,204

Net Assets
Class A	$1,008,479,164
Class B	388,959,773
Class E	22,084,267
Capital Shares Outstanding*
Class A	42,096,367
Class B	16,312,644
Class E	924,832
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$23.96
Class B	23.84
Class E	23.88

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,086,593,521.
(b)	Includes securities loaned at value of $102,654,708.
(c)	Identified cost of cash denominated in foreign currencies was $691,726.
(d)	Includes foreign capital gains tax of $7,905.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$14,240,427
Non-cash dividends	2,520,521
Interest	30,420
Securities lending income	466,166

Total investment income	17,257,534
Expenses
Management fees	4,836,264
Administration fees	23,133
Custodian and accounting fees	149,175
Distribution and service fees—Class B	502,052
Distribution and service fees—Class E	17,582
Audit and tax services	26,502
Legal	21,574
Trustees’ fees and expenses	20,713
Shareholder reporting	57,064
Insurance	4,549
Miscellaneous	32,166

Total expenses	5,690,774
Less management fee waiver	(756,995)

Net expenses	4,933,779

Net Investment Income	12,323,755

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	109,495,672
Foreign currency transactions	97,336

Net realized gain	109,593,008

Net change in unrealized depreciation on:
Investments (b)	(91,362,753)
Foreign currency transactions	(33,202)

Net change in unrealized depreciation	(91,395,955)

Net realized and unrealized gain	18,197,053

Net Increase in Net Assets From Operations	$30,520,808

(a)	Net of foreign withholding taxes of $1,834,905.
(b)	Includes change in foreign capital gains tax of $32,767.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,323,755	$11,769,740
Net realized gain	109,593,008	152,578,092
Net change in unrealized appreciation (depreciation)	(91,395,955)	278,893,622

Increase in net assets from operations	30,520,808	443,241,454

From Distributions to Shareholders
Net investment income
Class A	(12,397,943)	(11,323,590)
Class B	(3,848,234)	(3,474,759)
Class E	(238,232)	(229,424)
Net realized capital gains
Class A	(93,631,092)	0
Class B	(36,439,816)	0
Class E	(2,065,235)	0

Total distributions	(148,620,552)	(15,027,773)

Increase (decrease) in net assets from capital share transactions	53,425,336	(244,203,164)

Total increase (decrease) in net assets	(64,674,408)	184,010,517

Net Assets
Beginning of period	1,484,197,612	1,300,187,095

End of period	$1,419,523,204	$1,484,197,612

Undistributed net investment income
End of period	$5,741,717	$9,902,371

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	342,510	$9,141,882	1,043,251	$24,179,814
Reinvestments	4,280,542	106,029,035	498,837	11,323,590
Redemptions	(2,810,201)	(75,606,858)	(9,255,906)	(212,690,458)

Net increase (decrease)	1,812,851	$39,564,059	(7,713,818)	$(177,187,054)

Class B
Sales	934,672	$24,423,756	767,291	$17,662,996
Reinvestments	1,633,741	40,288,050	153,682	3,474,759
Redemptions	(1,917,774)	(50,500,332)	(3,714,515)	(84,788,981)

Net increase (decrease)	650,639	$14,211,474	(2,793,542)	$(63,651,226)

Class E
Sales	33,661	$905,440	73,143	$1,671,440
Reinvestments	93,296	2,303,467	10,138	229,424
Redemptions	(133,285)	(3,559,104)	(226,567)	(5,265,748)

Net decrease	(6,328)	$(350,197)	(143,286)	$(3,364,884)

Increase (decrease) derived from capital shares transactions		$53,425,336		$(244,203,164)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$26.14		$19.28	$20.49	$20.34	$20.73	$16.63

Income (Loss) from Investment Operations
Net investment income (b)	0.23		0.21	0.23 (c)	0.24	0.30	0.24
Net realized and unrealized gain (loss) on investments	0.38		6.91	(0.24)	0.64	0.14	4.24

Total from investment operations	0.61		7.12	(0.01)	0.88	0.44	4.48

Less Distributions
Distributions from net investment income	(0.33)		(0.26)	(0.23)	(0.26)	(0.21)	(0.38)
Distributions from net realized capital gains	(2.46)		0.00	(0.97)	(0.47)	(0.62)	0.00

Total distributions	(2.79)		(0.26)	(1.20)	(0.73)	(0.83)	(0.38)

Net Asset Value, End of Period	$23.96		$26.14	$19.28	$20.49	$20.34	$20.73

Total Return (%) (d)	1.98	(e)	37.12	0.46	4.10	2.30	27.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	(f)	0.71	0.71	0.71	0.74	0.71
Net ratio of expenses to average net assets (%) (g)	0.60	(f)	0.60	0.63	0.65	0.70	0.69
Ratio of net investment income to average net assets (%)	1.76	(f)	0.90	1.23 (c)	1.14	1.48	1.27
Portfolio turnover rate (%)	9	(e)	9	19	19	22	11
Net assets, end of period (in millions)	$1,008.5		$1,052.8	$925.5	$864.8	$775.0	$484.4

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$25.99		$19.18	$20.38	$20.23	$20.63	$16.54

Income (Loss) from Investment Operations
Net investment income (b)	0.20		0.15	0.19 (c)	0.19	0.24	0.18
Net realized and unrealized gain (loss) on investments	0.37		6.86	(0.24)	0.63	0.15	4.23

Total from investment operations	0.57		7.01	(0.05)	0.82	0.39	4.41

Less Distributions
Distributions from net investment income	(0.26)		(0.20)	(0.18)	(0.20)	(0.17)	(0.32)
Distributions from net realized capital gains	(2.46)		0.00	(0.97)	(0.47)	(0.62)	0.00

Total distributions	(2.72)		(0.20)	(1.15)	(0.67)	(0.79)	(0.32)

Net Asset Value, End of Period	$23.84		$25.99	$19.18	$20.38	$20.23	$20.63

Total Return (%) (d)	1.85	(e)	36.73	0.20	3.86	2.03	27.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(f)	0.96	0.96	0.96	0.99	0.96
Net ratio of expenses to average net assets (%) (g)	0.85	(f)	0.85	0.88	0.90	0.95	0.94
Ratio of net investment income to average net assets (%)	1.51	(f)	0.65	1.01 (c)	0.90	1.18	0.99
Portfolio turnover rate (%)	9	(e)	9	19	19	22	11
Net assets, end of period (in millions)	$389.0		$407.1	$354.0	$388.4	$410.1	$448.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013(a)
Net Asset Value, Beginning of Period	$26.04		$19.21	$20.41	$20.26	$20.66	$16.56

Income (Loss) from Investment Operations
Net investment income (b)	0.21		0.17	0.21 (c)	0.21	0.26	0.20
Net realized and unrealized gain (loss) on investments	0.37		6.89	(0.24)	0.63	0.15	4.25

Total from investment operations	0.58		7.06	(0.03)	0.84	0.41	4.45

Less Distributions
Distributions from net investment income	(0.28)		(0.23)	(0.20)	(0.22)	(0.19)	(0.35)
Distributions from net realized capital gains	(2.46)		0.00	(0.97)	(0.47)	(0.62)	0.00

Total distributions	(2.74)		(0.23)	(1.17)	(0.69)	(0.81)	(0.35)

Net Asset Value, End of Period	$23.88		$26.04	$19.21	$20.41	$20.26	$20.66

Total Return (%) (d)	1.90	(e)	36.90	0.31	3.94	2.13	27.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(f)	0.86	0.86	0.86	0.89	0.86
Net ratio of expenses to average net assets (%) (g)	0.75	(f)	0.75	0.78	0.80	0.85	0.84
Ratio of net investment income to average net assets (%)	1.58	(f)	0.75	1.12 (c)	1.01	1.28	1.07
Portfolio turnover rate (%)	9	(e)	9	19	19	22	11
Net assets, end of period (in millions)	$22.1		$24.2	$20.6	$25.4	$29.6	$34.7

(a)	At the close of business on April 26, 2013, the Portfolio acquired all the assets and liabilities of the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (the “MSF Oppenheimer Global Equity Predecessor”). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger for financial reporting purposes, therefore, the financial statements presented for the Portfolio reflect the historical results of MSF Oppenheimer Global Equity Predecessor prior to the acquisition and the combined results thereafter.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Oppenheimer Global Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax reclasses, distribution re-designations and passive foreign investment companies (“PFICs”). These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-14

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $14,468,180. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,617,960. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTI-15

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$136,941,777	$0	$222,397,567

During the six months ended June 30, 2018, the Portfolio engaged in security transactions with other accounts managed by OppenheimerFunds, Inc., the subadviser to the Portfolio. These amounted to $1,074,766 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$4,836,264	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

BHFTI-16

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. OppenheimerFunds, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $100 million
0.100%	$100 million to $250 million
0.090%	$250 million to $500 million
0.080%	$500 million to $600 million
0.090%	$600 million to $750 million
0.080%	$750 million to $800 million
0.110%	$800 million to $1.25 billion
0.130%	Over $1.25 billion

An identical agreement was in place for the period January 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,094,233,111

Gross unrealized appreciation	466,185,606
Gross unrealized depreciation	(37,158,141)

Net unrealized appreciation (depreciation)	$429,027,465

BHFTI-17

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$15,027,772	$17,561,320	$—	$60,769,991	$15,027,772	$78,331,311

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$16,350,230	$131,998,212	$520,425,084	$—	$668,773,526

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $18,215,186.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned -2.21%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.46%.

MARKET ENVIRONMENT / CONDITIONS

2018 began with global equities continuing to rise on the back of positive economic news. However, troubles emerged in early February, when U.S. inflation concerns and expectations of subsequent tighter monetary policy caused equities to sell-off sharply. Positive U.S. unemployment and wage numbers pushed the U.S. Federal Reserve (the “Fed”) to revise its economic growth expectations higher. While the ferocity of the correction pushed the VIX (a measure of expected market volatility) past 50, by mid-February, the VIX had fallen back below 20. Concerns related to U.S. monetary tightening also hampered non-U.S. developed and emerging markets. Equities ultimately ended the six month period with mixed results as developed markets gained, while the emerging markets declined. In the U.S., more than three quarters of the S&P 500 companies beat analysts’ expectations and the recent corporate tax cuts provided an additional boost to the already robust earnings growth. Despite the good economic news, concerns about an escalating “trade war” with China caused volatility to remain elevated. In Europe, investors reacted positively to the European Central Bank’s (the “ECB”) decision to leave interest rates unchanged, although political uncertainty emanating from Italy and Spain caused international developed markets to lose some ground. Increasing risk aversion to the region and a strengthening U.S. dollar had a negative impact on the emerging markets. U.S. equities performed strongly as the Russell 2000 Index gained 7.7% followed by a 2.7% increase for the S&P 500 Index. International developed markets eked out a positive gain from a hedged U.S. dollar perspective, with the MSCI World ex-U.S. Index adding 0.2%. Emerging markets significantly trailed developed markets for the six-month period as the MSCI Emerging Markets Index lost -6.7%.

Bond prices started the year on the decline as investors digested the prospects of rising inflation and a more hawkish stance by the Fed. However, performance began to recover after a difficult first quarter as political uncertainty emanating from Italy and Spain as well as triggers for a trade war between the U.S. and key trading partners sparked a rally for safe-haven bonds. For the second time of the year, the Fed increased short-term interest rates in June. While this move was widely expected, focus quickly shifted as to whether there will be one or two more rate hikes this year. With solid economic growth, declining unemployment and annual inflation now matching the Fed’s 2% target, the prospects of a fourth rate increase have become more realistic. For the six-month period, the Citigroup U.S. Treasury Index fell by -1.1% while the Citigroup World Government Bond Index ex-U.S. (Hedged) fared much better, gaining 0.7%. The uptick in inflation and the decrease in longer-term bond yields towards the end of the period was supportive for inflation-linked bonds as the Bloomberg Barclays World Government Inflation-Linked Bond Index (Hedged) gained 0.4%. Investment grade credit was the laggard as spreads widened throughout the period and demand waned as the Bloomberg Barclays U.S. Credit Index lost -2.9%.

After starting the year out strongly, commodities quickly shrugged off the volatility observed in February and continued to rally into June. The production-weighed S&P Goldman Sachs Commodity Index (“GSCI”) gained 9.4% for the six-month period and has experienced its best run of positive performance since before the global financial crisis. Energy proved to be the top performing commodity sector for the period as WTI crude and Brent oil, in particular, were boosted by increasing demand as global economic growth improved as well as by the Organization of Petroleum Exporting Countries’ decision to increase production. It was also notable that commodities, with the exception of Precious Metals, managed to post gains despite a stronger U.S. dollar, which appreciated against the basket of major currencies (commodities typically have an inverse relationship with a rising U.S. dollar).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio’s investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to tactical risk management called Dynamic Risk Allocation. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income and 20% inflation protection.

At the main asset class level, equities and inflation-protected assets contributed positively, while nominal fixed income largely detracted from Portfolio performance. Within equities, the Portfolio benefited from exposure to developed markets; U.S. small cap equity was a particularly strong contributor. Emerging markets equities, on the other hand, detracted for the six-month period as weaker earnings growth in the region and a stronger U.S. dollar weighed heavily on performance. In terms of inflation-protected assets, the market environment was favorable for both inflation-linked bonds and commodities as both sub-asset classes contributed positively. Within nominal fixed income, the Portfolio was negatively impacted by its risk-balanced exposure to the U.S. term structure, across the spectrum of maturities, as well as from exposure to investment grade credit. International government debt slightly contributed to performance as yields for non-U.S. government debt declined and prices rose towards the end of the period as the escalating trade war and a more dovish stance from the ECB proved to be supportive for less risky assets.

On average, the Portfolio maintained an overweight position in equities and inflation-protected investments and an underweight position

BHFTI-1

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

to nominal fixed income relative to the Portfolio’s strategic (neutral) risk targets. For the six-month period, this active positioning detracted from overall Portfolio performance.

The Portfolio invests in derivatives, such as exchange-traded futures within the equity, fixed income, and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes and to enhance returns. All derivatives used during the reporting period performed as expected.

By the end of the reporting period, the Portfolio moved to an underweight position in equities, reduced its underweight to nominal fixed income, and remained overweight to inflation-protected assets relative to the Portfolio’s strategic risk targets.

Within equities, the Portfolio remained overweight U.S. small cap and emerging markets and underweight U.S. large cap and non-U.S. developed markets. Within nominal fixed income, the Portfolio was underweight U.S. government debt and overweight investment grade credit and international government debt at period end. Within inflation-protected investments, the Portfolio was overweight both inflation-linked bonds and commodities.

Edward Qian

Bryan Belton

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	Since Inception[2]
PanAgora Global Diversified Risk Portfolio
Class B	-2.21	4.92	4.81
Dow Jones Moderate Index	0.46	7.83	6.17

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of Class B shares is 4/14/2014. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	176.2
Global Developed Equities	42.4
Global Inflation-Linked Bonds	29.0
Commodities - Production Weighted	26.2
Global Emerging Equities	6.5

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class B (a)	Actual	1.07%	$1,000.00	$977.90	$5.25
	Hypothetical*	1.07%	$1,000.00	$1,019.49	$5.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)

The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Foreign Government—19.2% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Sovereign—19.2%
Deutsche Bundesrepublik Inflation Linked Bond 0.100%, 04/15/23 (EUR) (a)	6,840,446	$8,651,675
France Government Bond OAT 0.250%, 07/25/24 (EUR) (a)	8,467,092	10,928,410
Italy Buoni Poliennali Del Tesoro 2.350%, 09/15/24 (144A) (EUR) (a)	4,467,398	5,646,807
United Kingdom Gilt Inflation Linked Bond 0.625%, 03/22/40 (GBP) (a)	9,428,461	19,679,916

Total Foreign Government (Cost $41,907,978)		44,906,808

Mutual Fund—16.3%

Investment Company Security—16.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $39,425,816)	331,332	37,960,707

Common Stocks—15.0%

Aerospace & Defense—0.2%
Arconic, Inc.	741	12,604
BAE Systems plc	4,240	36,183
Boeing Co. (The)	71	23,821
Bombardier, Inc. - Class B (b)	9,730	38,486
CAE, Inc.	1,588	32,989
Elbit Systems, Ltd.	530	62,421
General Dynamics Corp.	86	16,031
Harris Corp.	173	25,005
Huntington Ingalls Industries, Inc.	66	14,308
L3 Technologies, Inc.	98	18,847
Leonardo S.p.A.	1,580	15,601
Lockheed Martin Corp.	59	17,430
Northrop Grumman Corp.	68	20,924
Raytheon Co.	84	16,227
Rockwell Collins, Inc.	177	23,838
Safran S.A.	175	21,229
Thales S.A.	286	36,823
TransDigm Group, Inc.	85	29,337
United Technologies Corp.	153	19,130

		481,234

Air Freight & Logistics—0.0%
C.H. Robinson Worldwide, Inc.	211	17,652
Deutsche Post AG	629	20,537
Expeditors International of Washington, Inc.	329	24,050
FedEx Corp.	94	21,344
Yamato Holdings Co., Ltd.	800	23,555

		107,138

Airlines—0.1%
Alaska Air Group, Inc.	180	10,870
American Airlines Group, Inc.	353	13,400

Airlines—(Continued)
Delta Air Lines, Inc.	247	12,236
International Consolidated Airlines Group S.A. - Class DI	2,843	24,939
Ryanair Holdings plc (ADR) (b)	645	73,678
Singapore Airlines, Ltd.	4,000	31,311
Southwest Airlines Co.	310	15,773
United Continental Holdings, Inc. (b)	260	18,130

		200,337

Auto Components—0.1%
Aptiv plc	206	18,876
BorgWarner, Inc.	411	17,739
Goodyear Tire & Rubber Co. (The)	233	5,426
Linamar Corp.	505	22,207
Magna International, Inc.	703	40,886
Minth Group, Ltd.	2,000	8,379
Nokian Renkaat Oyj	1,177	46,392

		159,905

Automobiles—0.1%
Daimler AG	504	32,425
Ferrari NV	424	57,542
Fiat Chrysler Automobiles NV (b)	2,298	43,744
General Motors Co.	445	17,533
Harley-Davidson, Inc.	249	10,478
Honda Motor Co., Ltd.	300	8,797

		170,519

Banks—0.4%
ABN AMRO Group NV	1,412	36,544
AIB Group plc	5,122	27,769
Banco Bilbao Vizcaya Argentaria S.A.	3,372	23,816
Banco de Sabadell S.A.	6,053	10,100
Bank Hapoalim B.M.	6,281	42,614
Bank Leumi Le-Israel B.M.	6,506	38,534
Bank of America Corp.	695	19,592
Bank of East Asia, Ltd. (The)	6,400	25,464
Bank of Ireland Group plc	5,382	41,950
Bank of Montreal	331	25,586
Bank of Nova Scotia (The)	409	23,159
Bankinter S.A.	3,025	29,425
BB&T Corp.	363	18,310
BOC Hong Kong Holdings, Ltd.	2,000	9,377
Canadian Imperial Bank of Commerce	295	25,662
Comerica, Inc.	216	19,639
Commonwealth Bank of Australia	245	13,266
Danske Bank A/S	1,367	42,725
DBS Group Holdings, Ltd.	600	11,651
DNB ASA	2,129	41,527
Erste Group Bank AG (b)	552	23,012
Fifth Third Bancorp	693	19,889
Fukuoka Financial Group, Inc.	2,000	10,042
Hang Seng Bank, Ltd.	1,000	24,887
Huntington Bancshares, Inc.	1,176	17,358
ING Groep NV	1,800	25,829

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Intesa Sanpaolo S.p.A. - Risparmio Shares	6,879	$20,803
Japan Post Bank Co., Ltd.	1,800	20,925
KBC Group NV	400	30,834
KeyCorp	1,042	20,361
Mitsubishi UFJ Financial Group, Inc.	3,700	20,986
Mizrahi Tefahot Bank, Ltd.	2,557	47,058
Mizuho Financial Group, Inc.	11,700	19,685
People’s United Financial, Inc.	1,114	20,152
Raiffeisen Bank International AG	1,007	30,846
Regions Financial Corp.	1,152	20,483
Royal Bank of Canada	347	26,128
Skandinaviska Enskilda Banken AB - Class A	312	2,962
Sumitomo Mitsui Financial Group, Inc.	500	19,376
SunTrust Banks, Inc.	236	15,581
Suruga Bank, Ltd.	900	8,042
Toronto-Dominion Bank (The)	500	28,939
U.S. Bancorp	317	15,856

		1,016,744

Beverages—0.3%
Anheuser-Busch InBev S.A.	432	43,580
Asahi Group Holdings, Ltd.	600	30,701
Brown-Forman Corp. - Class B	771	37,787
Carlsberg A/S - Class B	658	77,476
Coca-Cola Amatil, Ltd.	5,567	37,882
Coca-Cola Co. (The)	653	28,641
Coca-Cola European Partners plc	303	12,314
Constellation Brands, Inc. - Class A	167	36,551
Davide Campari-Milano S.p.A.	4,531	37,237
Diageo plc	882	31,660
Dr Pepper Snapple Group, Inc.	411	50,142
Heineken Holding NV	402	38,468
Heineken NV	359	35,994
Kirin Holdings Co., Ltd.	1,000	26,731
Molson Coors Brewing Co. - Class B	643	43,750
Monster Beverage Corp. (b)	660	37,818
PepsiCo, Inc.	297	32,334
Pernod-Ricard S.A.	257	41,946
Remy Cointreau S.A.	348	45,052
Suntory Beverage & Food, Ltd.	600	25,612
Treasury Wine Estates, Ltd.	3,976	51,349

		803,025

Biotechnology—0.1%
AbbVie, Inc.	212	19,642
Alexion Pharmaceuticals, Inc. (b)	119	14,774
Amgen, Inc.	95	17,536
Biogen, Inc. (b)	61	17,705
Celgene Corp. (b)	136	10,801
CSL, Ltd.	380	54,325
Genmab A/S (b)	125	19,279
Gilead Sciences, Inc.	214	15,160
Grifols S.A.	3,073	92,163
Incyte Corp. (b)	154	10,318
Regeneron Pharmaceuticals, Inc. (b)	31	10,695
Shire plc	597	33,574

Biotechnology—(Continued)
Vertex Pharmaceuticals, Inc. (b)	89	15,126

		331,098

Building Products—0.0%
A.O. Smith Corp.	108	6,388
Allegion plc	164	12,687
Assa Abloy AB - Class B	828	17,621
Fortune Brands Home & Security, Inc.	362	19,436
Johnson Controls International plc	346	11,574
Masco Corp.	257	9,617

		77,323

Capital Markets—0.1%
Affiliated Managers Group, Inc.	36	5,352
Bank of New York Mellon Corp. (The)	286	15,424
Cboe Global Markets, Inc.	158	16,443
CME Group, Inc.	120	19,670
Daiwa Securities Group, Inc.	3,000	17,406
Deutsche Boerse AG	304	40,504
E*Trade Financial Corp. (b)	295	18,042
Franklin Resources, Inc.	168	5,384
Intercontinental Exchange, Inc.	225	16,549
Invesco, Ltd.	412	10,943
Moody’s Corp.	117	19,956
Northern Trust Corp.	175	18,006
Raymond James Financial, Inc.	184	16,440
T. Rowe Price Group, Inc.	162	18,807
UBS Group AG (b)	1,516	23,324

		262,250

Chemicals—0.7%
Air Liquide S.A.	481	60,406
Air Products & Chemicals, Inc.	274	42,670
Air Water, Inc.	1,400	25,668
Akzo Nobel NV	434	36,981
Albemarle Corp.	342	32,261
Arkema S.A.	326	38,520
CF Industries Holdings, Inc.	1,024	45,466
Chr Hansen Holding A/S	1,203	110,994
Clariant AG (b)	112	2,682
Croda International plc	618	39,154
DowDuPont, Inc.	326	21,490
Eastman Chemical Co.	359	35,886
Ecolab, Inc.	287	40,275
EMS-Chemie Holding AG	59	37,874
FMC Corp.	454	40,501
Frutarom Industries, Ltd.	518	50,944
Givaudan S.A.	20	45,332
International Flavors & Fragrances, Inc.	298	36,940
Israel Chemicals, Ltd.	12,542	57,498
Johnson Matthey plc	683	32,575
JSR Corp.	1,400	23,764
K&S AG	1,438	35,488
Kaneka Corp.	3,000	26,860
Koninklijke DSM NV	655	65,770
Kuraray Co., Ltd.	1,200	16,506

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
LyondellBasell Industries NV - Class A	401	$44,050
Mitsubishi Gas Chemical Co., Inc.	800	18,095
Mosaic Co. (The)	1,543	43,281
Novozymes A/S - B Shares	1,290	65,315
Nutrien, Ltd.	368	20,020
PPG Industries, Inc.	292	30,289
Praxair, Inc.	274	43,333
Sherwin-Williams Co. (The)	95	38,719
Shin-Etsu Chemical Co., Ltd.	300	26,613
Sika AG	360	49,610
Solvay S.A.	361	45,445
Sumitomo Chemical Co., Ltd.	4,000	22,638
Symrise AG	638	55,929
Teijin, Ltd.	1,000	18,325
Toray Industries, Inc.	3,000	23,616
Umicore S.A.	1,214	69,344
Yara International ASA	1,630	67,478

		1,684,605

Commercial Services & Supplies—0.1%
Brambles, Ltd.	3,912	25,746
Cintas Corp.	142	26,280
ISS A/S	666	22,872
Republic Services, Inc.	273	18,662
Stericycle, Inc. (b)	397	25,920
Waste Management, Inc.	249	20,254

		139,734

Communications Equipment—0.1%
Cisco Systems, Inc.	486	20,913
F5 Networks, Inc. (b)	147	25,350
Juniper Networks, Inc.	721	19,770
Motorola Solutions, Inc.	189	21,994
Nokia Oyj	14,804	84,926
Telefonaktiebolaget LM Ericsson - B Shares	12,906	99,333

		272,286

Construction & Engineering—0.0%
Fluor Corp.	307	14,975
Jacobs Engineering Group, Inc.	214	13,587
Quanta Services, Inc. (b)	167	5,578
SNC-Lavalin Group, Inc.	718	31,710

		65,850

Construction Materials—0.1%
CRH plc	1,161	41,031
Fletcher Building, Ltd.	13,138	61,800
HeidelbergCement AG	380	31,988
Imerys S.A.	48	3,867
Martin Marietta Materials, Inc.	206	46,006
Vulcan Materials Co.	291	37,557

		222,249

Consumer Finance—0.0%
Synchrony Financial	391	13,052

Containers & Packaging—0.2%
Amcor, Ltd.	4,264	45,543
Avery Dennison Corp.	416	42,474
Ball Corp.	973	34,590
CCL Industries, Inc. - Class B	629	30,836
International Paper Co.	780	40,622
Packaging Corp. of America	326	36,444
Sealed Air Corp.	996	42,280
Smurfit Kappa Group plc	1,071	43,095
WestRock Co.	609	34,725

		350,609

Distributors—0.0%
Genuine Parts Co.	133	12,208
Jardine Cycle & Carriage, Ltd.	2,300	53,607
LKQ Corp. (b)	423	13,494

		79,309

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	500	17,726
H&R Block, Inc.	576	13,121

		30,847

Diversified Financial Services—0.1%
Berkshire Hathaway, Inc. - Class B (b)	88	16,425
Groupe Bruxelles Lambert S.A.	173	18,230
Industrivarden AB - C Shares	1,131	21,902
Investor AB - B Shares	527	21,439
Jefferies Financial Group, Inc.	764	17,373
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,100	25,166
Wendel S.A.	141	19,405

		139,940

Diversified Telecommunication Services—1.3%
AT&T, Inc.	10,253	329,224
BCE, Inc.	2,068	83,749
Bezeq The Israeli Telecommunication Corp., Ltd.	91,884	103,509
BT Group plc	26,488	76,215
CenturyLink, Inc.	18,405	343,069
Deutsche Telekom AG (b)	4,128	64,064
Elisa Oyj	1,913	88,589
HKT Trust & HKT, Ltd.	108,000	138,260
Iliad S.A.	493	77,842
Koninklijke KPN NV	31,694	86,152
Nippon Telegraph & Telephone Corp.	1,800	81,791
Orange S.A.	3,560	59,550
PCCW, Ltd.	217,000	122,108
Proximus SADP	4,141	93,400
Singapore Telecommunications, Ltd.	47,100	106,327
Spark New Zealand, Ltd.	41,416	104,551
Swisscom AG	312	139,477
Telecom Italia S.p.A. (b)	62,166	46,133
Telecom Italia S.p.A. - Risparmio Shares	76,475	49,834
Telefonica Deutschland Holding AG	14,420	56,832
Telefonica S.A.	7,090	60,431
Telenor ASA	4,744	97,233

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Telecommunication Services—(Continued)
Telia Co. AB	11,964	$54,667
Telstra Corp., Ltd.	34,994	67,795
TELUS Corp.	1,830	65,007
TPG Telecom, Ltd.	21,051	80,514
Verizon Communications, Inc.	6,335	318,714

		2,995,037

Electric Utilities—1.0%
Alliant Energy Corp.	1,562	66,104
American Electric Power Co., Inc.	709	49,098
AusNet Services	74,249	88,507
Chubu Electric Power Co., Inc.	2,300	34,473
Chugoku Electric Power Co., Inc. (The)	5,300	68,497
CK Infrastructure Holdings, Ltd.	11,000	81,423
CLP Holdings, Ltd.	9,500	101,926
Duke Energy Corp.	664	52,509
Edison International	848	53,653
EDP - Energias de Portugal S.A.	19,813	78,575
Electricite de France S.A.	3,815	52,295
Emera, Inc.	1,377	44,830
Endesa S.A.	2,576	56,774
Enel S.p.A.	11,684	64,731
Entergy Corp.	669	54,048
Evergy, Inc.	785	44,078
Eversource Energy	1,145	67,108
Exelon Corp.	1,190	50,694
FirstEnergy Corp.	1,409	50,597
Fortis, Inc.	1,364	43,597
Fortum Oyj	3,905	93,144
HK Electric Investments & HK Electric Investments, Ltd.	102,500	97,946
Hydro One, Ltd.	2,467	37,606
Iberdrola S.A.	7,486	57,824
Kansai Electric Power Co., Inc. (The)	3,200	46,603
Kyushu Electric Power Co., Inc.	4,500	50,315
NextEra Energy, Inc.	341	56,957
Orsted A/S	1,916	116,071
PG&E Corp.	1,182	50,306
Pinnacle West Capital Corp.	908	73,148
Power Assets Holdings, Ltd.	7,500	52,429
PPL Corp.	2,238	63,895
Red Electrica Corp. S.A.	1,648	33,529
Southern Co. (The)	1,002	46,403
SSE plc	3,302	58,994
Terna Rete Elettrica Nazionale S.p.A.	13,306	71,800
Tohoku Electric Power Co., Inc.	4,300	52,508
Tokyo Electric Power Co. Holdings, Inc. (b)	10,700	49,801
Xcel Energy, Inc.	1,254	57,283

		2,370,079

Electrical Equipment—0.1%
ABB, Ltd.	1,108	24,177
AMETEK, Inc.	263	18,978
Eaton Corp. plc	241	18,012
Emerson Electric Co.	316	21,848
Melrose Industries plc	7,129	20,006
Prysmian S.p.A.	1,058	26,288

Electrical Equipment—(Continued)
Rockwell Automation, Inc.	79	13,132
Siemens Gamesa Renewable Energy S.A.	1,609	21,526
Vestas Wind Systems A/S	324	20,030

		183,997

Electronic Equipment, Instruments & Components—0.2%
Amphenol Corp. - Class A	286	24,925
Corning, Inc.	679	18,679
FLIR Systems, Inc.	418	21,723
Hamamatsu Photonics KK	500	21,439
Hexagon AB - B Shares	1,299	72,350
Hirose Electric Co., Ltd.	210	26,004
Ingenico Group S.A.	566	50,796
Keyence Corp.	26	14,664
TE Connectivity, Ltd.	255	22,965
Venture Corp., Ltd.	8,400	109,478

		383,023

Energy Equipment & Services—0.1%
Baker Hughes a GE Co.	651	21,502
Halliburton Co.	527	23,747
Helmerich & Payne, Inc.	506	32,263
John Wood Group plc	2,853	23,547
National Oilwell Varco, Inc.	669	29,035
Schlumberger, Ltd.	385	25,806
TechnipFMC plc	1,045	33,168
Tenaris S.A.	3,811	69,498

		258,566

Equity Real Estate Investment Trusts—0.3%
Alexandria Real Estate Equities, Inc.	140	17,664
American Tower Corp.	81	11,678
Apartment Investment & Management Co. - Class A	320	13,536
AvalonBay Communities, Inc.	72	12,376
CapitaLand Mall Trust	16,900	25,640
Covivio	212	22,047
Crown Castle International Corp.	132	14,232
Digital Realty Trust, Inc.	95	10,600
Duke Realty Corp.	426	12,367
Equinix, Inc.	13	5,589
Equity Residential	312	19,871
Essex Property Trust, Inc.	49	11,714
Extra Space Storage, Inc.	152	15,171
Federal Realty Investment Trust	179	22,653
Gecina S.A.	143	23,911
GGP, Inc.	900	18,387
GPT Group (The)	7,625	28,653
H&R Real Estate Investment Trust	1,522	23,293
HCP, Inc.	366	9,450
Host Hotels & Resorts, Inc.	799	16,835
Iron Mountain, Inc.	226	7,912
Kimco Realty Corp.	1,261	21,424
Klepierre SA	281	10,570
Macerich Co. (The)	190	10,798
Mid-America Apartment Communities, Inc.	203	20,436
Mirvac Group	7,066	11,378

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Nippon Prologis REIT, Inc.	7	$14,523
ProLogis, Inc.	224	14,715
Public Storage	65	14,746
Realty Income Corp.	243	13,071
Regency Centers Corp.	217	13,471
Scentre Group	5,107	16,638
SL Green Realty Corp.	119	11,963
Suntec Real Estate Investment Trust	23,500	29,885
UDR, Inc.	346	12,989
Ventas, Inc.	163	9,283
Vicinity Centres	10,867	20,852
Vornado Realty Trust	240	17,741
Welltower, Inc.	160	10,030
Weyerhaeuser Co.	560	20,418

		638,510

Food & Staples Retailing—0.4%
Aeon Co., Ltd.	1,800	38,488
Alimentation Couche-Tard, Inc. - Class B	972	42,225
Carrefour S.A.	1,626	26,240
Colruyt S.A.	1,368	78,016
Costco Wholesale Corp.	182	38,034
Dairy Farm International Holdings, Ltd.	10,100	88,814
Empire Co., Ltd.	3,656	73,390
FamilyMart UNY Holdings Co., Ltd.	400	42,065
George Weston, Ltd.	441	35,980
ICA Gruppen AB	1,498	45,916
J Sainsbury plc	7,199	30,507
Jeronimo Martins SGPS S.A.	2,761	39,728
Koninklijke Ahold Delhaize NV	1,317	31,508
Kroger Co. (The)	1,260	35,847
Loblaw Cos., Ltd.	712	36,611
METRO AG	3,238	40,010
Metro, Inc.	1,668	56,702
Sysco Corp.	505	34,487
Walgreens Boots Alliance, Inc.	395	23,706
Walmart, Inc.	388	33,232
Wesfarmers, Ltd.	1,351	49,547
WM Morrison Supermarkets plc	7,958	26,438
Woolworths Group, Ltd.	2,362	53,504

		1,000,995

Food Products—0.6%
a2 Milk Co., Ltd. (b)	7,178	55,595
Ajinomoto Co., Inc.	1,300	24,549
Archer-Daniels-Midland Co.	800	36,664
Associated British Foods plc	716	25,816
Barry Callebaut AG	22	39,505
Campbell Soup Co.	1,160	47,026
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	9	58,371
Conagra Brands, Inc.	1,136	40,589
Danone S.A.	490	35,920
General Mills, Inc.	965	42,711
Golden Agri-Resources, Ltd.	341,900	76,460
Hershey Co. (The)	505	46,995
Hormel Foods Corp.	1,248	46,438

Food Products—(Continued)
J.M. Smucker Co. (The)	447	48,044
Kellogg Co.	573	40,036
Kerry Group plc - Class A	960	100,266
Kikkoman Corp.	500	25,193
Kraft Heinz Co. (The)	638	40,079
Marine Harvest ASA	3,770	75,066
McCormick & Co., Inc.	415	48,177
Mondelez International, Inc. - Class A	799	32,759
Nestle S.A.	374	28,954
NH Foods, Ltd.	500	20,193
Nisshin Seifun Group, Inc.	1,800	38,067
Nissin Foods Holdings Co., Ltd.	500	36,142
Orkla ASA	9,163	80,237
Saputo, Inc.	1,196	39,710
Toyo Suisan Kaisha, Ltd.	900	32,039
Tyson Foods, Inc. - Class A	579	39,864
WH Group, Ltd.	54,000	43,659
Wilmar International, Ltd.	25,100	56,284
Yamazaki Baking Co., Ltd.	891	23,273

		1,424,681

Gas Utilities—0.2%
APA Group	8,017	58,405
Gas Natural SDG S.A.	1,368	36,197
Hong Kong & China Gas Co., Ltd.	39,930	76,197
Osaka Gas Co., Ltd.	2,600	53,790
Toho Gas Co., Ltd.	2,400	83,033
Tokyo Gas Co., Ltd.	2,200	58,379

		366,001

Health Care Equipment & Supplies—0.4%
Abbott Laboratories	415	25,311
Baxter International, Inc.	327	24,146
Becton Dickinson & Co.	118	28,268
BioMerieux	570	51,120
Boston Scientific Corp. (b)	655	21,418
Cochlear, Ltd.	450	66,906
Coloplast A/S - Class B	309	30,864
ConvaTec Group plc	9,121	25,546
Cooper Cos., Inc. (The)	107	25,193
CYBERDYNE, Inc. (b)	1,700	19,862
DENTSPLY SIRONA, Inc.	281	12,299
Edwards Lifesciences Corp. (b)	178	25,911
Essilor International Cie Generale d’Optique S.A.	379	53,474
Fisher & Paykel Healthcare Corp., Ltd.	9,553	96,289
Hologic, Inc. (b)	441	17,530
IDEXX Laboratories, Inc. (b)	65	14,166
Intuitive Surgical, Inc. (b)	47	22,489
Koninklijke Philips NV	1,781	75,490
Medtronic plc	184	15,752
Siemens Healthineers AG (b)	779	32,156
Smith & Nephew plc	3,434	63,151
Sonova Holding AG	316	56,689
Straumann Holding AG	36	27,405
Stryker Corp.	116	19,588
Terumo Corp.	800	45,703

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Varian Medical Systems, Inc. (b)	180	$20,470
William Demant Holding A/S (b)	1,180	47,456
Zimmer Biomet Holdings, Inc.	155	17,273

		981,925

Health Care Providers & Services—0.4%
Aetna, Inc.	147	26,974
Alfresa Holdings Corp.	1,400	32,875
AmerisourceBergen Corp.	202	17,225
Anthem, Inc.	103	24,517
Cardinal Health, Inc.	267	13,038
Centene Corp. (b)	154	18,974
Cigna Corp.	108	18,355
CVS Health Corp.	375	24,131
DaVita, Inc. (b)	248	17,221
Envision Healthcare Corp. (b)	481	21,169
Express Scripts Holding Co. (b)	249	19,225
Fresenius Medical Care AG & Co. KGaA	367	37,046
Fresenius SE & Co. KGaA	626	50,265
HCA Healthcare, Inc.	219	22,469
Healthscope, Ltd.	23,317	38,136
Henry Schein, Inc. (b)	196	14,237
Humana, Inc.	79	23,513
Laboratory Corp. of America Holdings (b)	149	26,750
McKesson Corp.	99	13,207
Mediclinic International plc	7,174	49,832
Medipal Holdings Corp.	1,700	34,153
NMC Health plc	686	32,373
Quest Diagnostics, Inc.	205	22,538
Ramsay Health Care, Ltd.	1,232	49,299
Ryman Healthcare, Ltd.	11,793	95,576
Sonic Healthcare, Ltd.	3,593	65,351
Suzuken Co., Ltd.	700	29,615
UnitedHealth Group, Inc.	101	24,779
Universal Health Services, Inc. - Class B	172	19,168

		882,011

Health Care Technology—0.0%
Cerner Corp. (b)	294	17,578
M3, Inc.	600	23,884

		41,462

Hotels, Restaurants & Leisure—0.3%
Aristocrat Leisure, Ltd.	2,143	48,934
Carnival Corp.	294	16,849
Carnival plc	417	23,853
Chipotle Mexican Grill, Inc. (b)	41	17,686
Compass Group plc	1,704	36,302
Darden Restaurants, Inc.	178	19,057
Domino’s Pizza Enterprises, Ltd.	703	27,152
Flight Centre Travel Group, Ltd.	996	46,893
Genting Singapore, Ltd.	58,600	52,636
Marriott International, Inc. - Class A	134	16,964
McDonald’s Corp.	115	18,019
McDonald’s Holdings Co. Japan, Ltd.	700	35,688
MGM Resorts International	360	10,451

Hotels, Restaurants & Leisure—(Continued)
Norwegian Cruise Line Holdings, Ltd. (b)	157	7,418
Oriental Land Co., Ltd.	300	31,437
Paddy Power Betfair plc	819	91,847
Restaurant Brands International, Inc.	528	31,849
Royal Caribbean Cruises, Ltd.	80	8,288
Shangri-La Asia, Ltd.	14,000	26,203
SJM Holdings, Ltd.	26,000	32,305
Sodexo S.A.	284	28,373
Starbucks Corp.	289	14,118
Tabcorp Holdings, Ltd.	13,014	43,076
Wynn Macau, Ltd.	9,200	29,543
Yum! Brands, Inc.	224	17,521

		732,462

Household Durables—0.1%
Electrolux AB - Series B	1,406	31,997
Husqvarna AB - B Shares	4,333	41,030
Leggett & Platt, Inc.	284	12,678
Lennar Corp. - Class A	222	11,655
Mohawk Industries, Inc. (b)	93	19,927
Newell Brands, Inc.	468	12,070
Rinnai Corp.	100	8,802
Sekisui Chemical Co., Ltd.	1,100	18,729
Techtronic Industries Co., Ltd.	8,500	47,198

		204,086

Household Products—0.1%
Church & Dwight Co., Inc.	938	49,864
Clorox Co. (The)	330	44,633
Colgate-Palmolive Co.	528	34,220
Essity AB - Class B	1,332	32,854
Henkel AG & Co. KGaA	377	41,945
Kimberly-Clark Corp.	374	39,397
Procter & Gamble Co. (The)	415	32,395
Reckitt Benckiser Group plc	343	28,196

		303,504

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	4,275	57,328
Electric Power Development Co., Ltd.	1,600	41,288
Meridian Energy, Ltd.	48,700	102,865
NRG Energy, Inc.	1,322	40,585
Uniper SE	1,946	58,013

		300,079

Industrial Conglomerates—0.1%
3M Co.	82	16,131
CK Hutchison Holdings, Ltd.	3,500	36,939
General Electric Co.	529	7,200
Jardine Matheson Holdings, Ltd.	800	50,415
Jardine Strategic Holdings, Ltd.	1,200	43,717
Keihan Holdings Co., Ltd.	800	28,696
Keppel Corp., Ltd.	7,100	37,347
NWS Holdings, Ltd.	16,000	27,642
Roper Technologies, Inc.	75	20,693

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—(Continued)
Smiths Group plc	1,278	$28,630

		297,410

Insurance—0.4%
Admiral Group plc	1,054	26,512
Aflac, Inc.	202	8,690
Ageas	802	40,438
Allianz SE	124	25,623
American International Group, Inc.	258	13,679
Aon plc	120	16,460
Arthur J. Gallagher & Co.	299	19,519
Assurant, Inc.	156	16,144
Baloise Holding AG	217	31,558
Chubb, Ltd.	124	15,750
Cincinnati Financial Corp.	244	16,314
CNP Assurances	1,135	25,790
Dai-ichi Life Holdings, Inc.	1,200	21,345
Fairfax Financial Holdings, Ltd.	55	30,819
Gjensidige Forsikring ASA	2,264	37,076
Hannover Rueck SE	299	37,278
Hartford Financial Services Group, Inc. (The)	341	17,435
Japan Post Holdings Co., Ltd.	1,800	19,707
Lincoln National Corp.	120	7,470
Manulife Financial Corp.	1,399	25,136
Mapfre S.A.	9,402	28,293
Marsh & McLennan Cos., Inc.	217	17,788
Medibank Private, Ltd.	7,000	15,156
MS&AD Insurance Group Holdings, Inc.	700	21,743
NN Group NV	1,063	43,132
Principal Financial Group, Inc.	264	13,979
Progressive Corp. (The)	304	17,982
Prudential Financial, Inc.	89	8,322
Sampo Oyj - A Shares	1,108	54,031
SCOR SE	737	27,339
Sompo Holdings, Inc.	600	24,239
Sony Financial Holdings, Inc.	1,300	24,754
Swiss Life Holding AG (b)	71	24,695
T&D Holdings, Inc.	1,400	20,975
Tokio Marine Holdings, Inc.	500	23,413
Torchmark Corp.	194	15,794
Travelers Cos., Inc. (The)	119	14,558
Tryg A/S	2,429	57,000
Unum Group	252	9,321
XL Group, Ltd.	404	22,604

		937,861

Internet & Direct Marketing Retail—0.0%
Amazon.com, Inc. (b)	9	15,298
Booking Holdings, Inc. (b)	8	16,217
Expedia Group, Inc.	63	7,572
TripAdvisor, Inc. (b)	376	20,947
Zalando SE (b)	269	15,024

		75,058

Internet Software & Services—0.2%
Akamai Technologies, Inc. (b)	235	17,209

Internet Software & Services—(Continued)
Alphabet, Inc. - Class A (b)	19	21,455
Auto Trader Group plc	15,413	86,620
Delivery Hero AG (b)	921	49,016
eBay, Inc. (b)	633	22,953
REA Group, Ltd.	1,302	87,805
Shopify, Inc. - Class A (b)	233	33,977
United Internet AG	997	57,086
VeriSign, Inc. (b)	148	20,338

		396,459

IT Services—0.4%
Accenture plc - Class A	119	19,467
Alliance Data Systems Corp.	84	19,589
Amadeus IT Group S.A.	1,525	120,157
Atos SE	411	56,006
Automatic Data Processing, Inc.	159	21,328
Capgemini SE	365	48,995
CGI Group, Inc. - Class A (b)	1,295	82,065
Cognizant Technology Solutions Corp. - Class A	236	18,642
Computershare, Ltd.	7,589	103,871
Fidelity National Information Services, Inc.	196	20,782
Fiserv, Inc. (b)	322	23,857
Global Payments, Inc.	163	18,173
International Business Machines Corp.	103	14,389
MasterCard, Inc. - Class A	94	18,473
Nomura Research Institute, Ltd.	300	14,522
NTT Data Corp.	2,000	23,004
Obic Co., Ltd.	300	24,802
Otsuka Corp.	800	31,338
Paychex, Inc.	297	20,300
PayPal Holdings, Inc. (b)	208	17,320
Total System Services, Inc.	244	20,623
Visa, Inc. - Class A	130	17,218
Western Union Co. (The)	937	19,049
Wirecard AG	277	44,588

		818,558

Leisure Products—0.0%
Bandai Namco Holdings, Inc.	900	37,085
Hasbro, Inc.	140	12,923
Mattel, Inc.	1,084	17,799
Sankyo Co., Ltd.	700	27,381

		95,188

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	374	23,128
Eurofins Scientific SE	89	49,438
Illumina, Inc. (b)	72	20,109
IQVIA Holdings, Inc. (b)	59	5,889
Lonza Group AG (b)	193	51,269
PerkinElmer, Inc.	295	21,603
QIAGEN NV (b)	948	34,516
Thermo Fisher Scientific, Inc.	100	20,714
Waters Corp. (b)	104	20,133

		246,799

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—0.3%
Alfa Laval AB	1,206	$28,528
Andritz AG	697	36,986
Caterpillar, Inc.	163	22,114
CNH Industrial NV	3,501	37,093
Cummins, Inc.	142	18,886
Dover Corp.	246	18,007
Flowserve Corp.	254	10,262
Ingersoll-Rand plc	210	18,843
Kawasaki Heavy Industries, Ltd.	400	11,732
Kone Oyj - Class B	580	29,535
Kurita Water Industries, Ltd.	900	25,642
MAN SE	343	38,815
Metso Oyj	803	26,877
PACCAR, Inc.	104	6,444
Parker-Hannifin Corp.	111	17,299
Pentair plc	240	10,099
Sandvik AB	1,688	29,915
Schindler Holding AG	145	30,528
Schindler Holding AG (Participation Certificate)	131	28,214
SKF AB - B Shares	1,179	21,913
Snap-on, Inc.	113	18,161
Stanley Black & Decker, Inc.	134	17,797
Sumitomo Heavy Industries, Ltd.	740	24,900
Volvo AB - B Shares	1,271	20,245
Wartsila Oyj Abp	1,698	33,330
Xylem, Inc.	298	20,079
Yangzijiang Shipbuilding Holdings, Ltd.	30,587	20,232

		622,476

Marine—0.0%
AP Moller - Maersk A/S - Class A	15	17,769
AP Moller - Maersk A/S - Class B	15	18,656
Kuehne & Nagel International AG	191	28,689

		65,114

Media—0.2%
Altice USA, Inc. - Class A	615	10,492
CBS Corp. - Class B	157	8,827
Charter Communications, Inc. - Class A (b)	22	6,451
Comcast Corp. - Class A	495	16,241
Discovery, Inc. - Class A (b)	626	17,215
Discovery, Inc. - Class C (b)	380	9,690
DISH Network Corp. - Class A (b)	315	10,587
Interpublic Group of Cos., Inc. (The)	249	5,837
News Corp. - Class A	1,215	18,832
Omnicom Group, Inc.	164	12,508
Pearson plc	3,150	36,628
Schibsted ASA - B Shares	2,038	57,498
SES S.A.	1,955	35,779
Shaw Communications, Inc. - Class B	2,047	41,698
Singapore Press Holdings, Ltd.	34,400	65,528
Telenet Group Holding NV (b)	1,334	62,179
Twenty-First Century Fox, Inc. - Class A	340	16,895
Viacom, Inc. - Class B	355	10,707
Walt Disney Co. (The)	129	13,520

		457,112

Metals & Mining—0.2%
Agnico Eagle Mines, Ltd.	631	28,928
Antofagasta plc	2,184	28,372
ArcelorMittal	1,112	32,474
BHP Billiton, Ltd.	1,266	31,723
Boliden AB	1,530	49,509
First Quantum Minerals, Ltd.	771	11,360
Freeport-McMoRan, Inc.	2,373	40,958
Fresnillo plc	497	7,493
Hitachi Metals, Ltd.	400	4,148
Maruichi Steel Tube, Ltd.	800	27,057
Newmont Mining Corp.	1,642	61,920
Nippon Steel & Sumitomo Metal Corp.	700	13,729
Norsk Hydro ASA	6,064	36,304
Nucor Corp.	593	37,063
Randgold Resources, Ltd.	277	21,304
Rio Tinto plc	184	10,148
Voestalpine AG	975	44,857
Wheaton Precious Metals Corp.	1,168	25,783

		513,130

Multi-Utilities—0.6%
AGL Energy, Ltd.	5,336	88,936
Ameren Corp.	966	58,781
Atco, Ltd. - Class I	1,185	36,578
Canadian Utilities, Ltd. - Class A	3,274	82,681
CenterPoint Energy, Inc.	2,614	72,434
Centrica plc	27,937	58,112
CMS Energy Corp.	1,205	56,972
Consolidated Edison, Inc.	792	61,760
Dominion Energy, Inc.	937	63,885
DTE Energy Co.	593	61,452
E.ON SE	5,599	59,815
Engie S.A.	3,139	48,039
Innogy SE	1,486	63,651
National Grid plc	6,090	67,377
NiSource, Inc.	2,195	57,685
Public Service Enterprise Group, Inc.	1,131	61,232
RWE AG	2,029	46,245
SCANA Corp.	1,546	59,552
Sempra Energy	467	54,223
Suez	2,981	38,652
Veolia Environnement S.A.	2,395	51,238
WEC Energy Group, Inc.	955	61,741

		1,311,041

Multiline Retail—0.1%
Canadian Tire Corp., Ltd. - Class A	369	48,165
Dollar General Corp.	210	20,706
Dollar Tree, Inc. (b)	182	15,470
Dollarama, Inc.	1,089	42,213
Harvey Norman Holdings, Ltd.	10,455	25,667
Kohl’s Corp.	254	18,517
Macy’s, Inc.	578	21,635
Marks & Spencer Group plc	5,896	22,943
Nordstrom, Inc.	387	20,039
Target Corp.	251	19,106

		254,461

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—1.2%
Aker BP ASA	1,124	$41,397
Anadarko Petroleum Corp.	522	38,236
Andeavor	271	35,550
Apache Corp.	509	23,796
BP plc	4,303	32,764
Cabot Oil & Gas Corp.	1,136	27,037
Caltex Australia, Ltd.	3,390	81,874
Canadian Natural Resources, Ltd.	758	27,359
Chevron Corp.	223	28,194
Cimarex Energy Co.	267	27,164
Concho Resources, Inc. (b)	239	33,066
ConocoPhillips	517	35,993
Devon Energy Corp.	750	32,970
Enagas S.A.	3,754	109,680
Eni S.p.A.	3,981	73,915
EOG Resources, Inc.	272	33,845
EQT Corp.	508	28,031
Equinor ASA	2,345	62,064
Exxon Mobil Corp.	297	24,571
Galp Energia SGPS S.A.	5,386	102,415
Hess Corp.	588	39,331
Idemitsu Kosan Co., Ltd.	1,900	67,633
Inpex Corp.	6,000	62,011
Inter Pipeline, Ltd.	1,252	23,466
JXTG Holdings, Inc.	12,800	88,879
Kinder Morgan, Inc.	1,283	22,671
Koninklijke Vopak NV	3,098	143,005
Lundin Petroleum AB	3,159	100,540
Marathon Oil Corp.	1,445	30,143
Marathon Petroleum Corp.	385	27,012
Neste Oyj	1,769	138,314
Newfield Exploration Co. (b)	796	24,079
Noble Energy, Inc.	866	30,552
Occidental Petroleum Corp.	418	34,978
Oil Search, Ltd.	10,238	67,646
OMV AG	1,459	82,653
ONEOK, Inc.	538	37,568
Origin Energy, Ltd. (b)	8,213	61,260
Phillips 66	289	32,458
Pioneer Natural Resources Co.	166	31,414
Repsol S.A.	4,158	81,196
Royal Dutch Shell plc - A Shares	1,973	68,373
Royal Dutch Shell plc - B Shares	1,809	64,705
Santos, Ltd. (b)	10,900	50,807
Showa Shell Sekiyu KK	6,200	92,389
Snam S.p.A.	25,414	105,871
Total S.A.	1,994	121,258
TransCanada Corp.	655	28,339
Valero Energy Corp.	325	36,020
Williams Cos., Inc. (The)	1,139	30,878
Woodside Petroleum, Ltd.	2,053	54,027

		2,779,397

Paper & Forest Products—0.1%
Mondi plc	1,233	33,214
OJI Holdings Corp.	2,000	12,391

Paper & Forest Products—(Continued)
Stora Enso Oyj - R Shares	2,814	54,976
UPM-Kymmene Oyj	1,557	55,597

		156,178

Personal Products—0.1%
Beiersdorf AG	469	53,259
Coty, Inc. - Class A	2,675	37,717
Estee Lauder Cos., Inc. (The) - Class A	343	48,943
L’Oreal S.A.	140	34,541
Unilever NV	612	34,116
Unilever plc	621	34,352

		242,928

Pharmaceuticals—0.5%
Allergan plc	110	18,339
AstraZeneca plc	648	44,864
Bayer AG	395	43,520
Bristol-Myers Squibb Co.	248	13,724
Daiichi Sankyo Co., Ltd.	1,000	38,253
Eli Lilly & Co.	216	18,431
GlaxoSmithKline plc	2,714	54,757
H Lundbeck A/S	574	40,304
Ipsen S.A.	122	19,121
Johnson & Johnson	142	17,230
Kyowa Hakko Kirin Co., Ltd.	1,600	32,202
Merck & Co., Inc.	311	18,878
Merck KGaA	416	40,616
Mitsubishi Tanabe Pharma Corp.	1,600	27,628
Mylan NV (b)	381	13,769
Novartis AG	575	43,553
Novo Nordisk A/S - Class B	799	36,905
Orion Oyj - Class B	2,185	58,777
Otsuka Holdings Co., Ltd.	800	38,741
Perrigo Co. plc	215	15,676
Pfizer, Inc.	475	17,233
Recordati S.p.A.	1,559	61,861
Roche Holding AG	178	39,608
Sanofi	850	68,062
Takeda Pharmaceutical Co., Ltd.	600	25,338
Teva Pharmaceutical Industries, Ltd. (ADR)	3,879	94,337
UCB S.A.	1,118	87,641
Valeant Pharmaceuticals International, Inc. (b)	2,395	55,747
Vifor Pharma AG	370	59,037
Zoetis, Inc.	294	25,046

		1,169,198

Professional Services—0.1%
Equifax, Inc.	97	12,136
Experian plc	1,195	29,553
Nielsen Holdings plc	377	11,660
Randstad NV	631	37,033
RELX NV	1,863	39,658
Robert Half International, Inc.	330	21,483
Seek, Ltd.	2,171	35,199
SGS S.A.	12	31,969
Verisk Analytics, Inc. (b)	223	24,004

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—(Continued)
Wolters Kluwer NV	350	$19,701

		262,396

Real Estate Management & Development—0.2%
Aeon Mall Co., Ltd.	1,000	17,943
Azrieli Group, Ltd.	912	45,331
CapitaLand, Ltd.	11,800	27,319
CBRE Group, Inc. - Class A (b)	363	17,330
City Developments, Ltd.	2,900	23,319
Deutsche Wohnen SE	855	41,294
First Capital Realty, Inc.	1,716	26,967
Mitsubishi Estate Co., Ltd.	1,000	17,468
Swire Pacific, Ltd. - Class A	2,500	26,415
Swiss Prime Site AG (b)	396	36,428
Vonovia SE	784	37,303
Wharf Holdings, Ltd. (The)	3,000	9,609
Wharf Real Estate Investment Co., Ltd.	3,000	21,304

		348,030

Road & Rail—0.1%
Aurizon Holdings, Ltd.	8,386	26,962
Canadian National Railway Co.	536	43,841
Canadian Pacific Railway, Ltd.	194	35,552
ComfortDelGro Corp., Ltd.	14,400	24,801
CSX Corp.	324	20,665
DSV A/S	507	40,923
J.B. Hunt Transport Services, Inc.	132	16,044
Kansas City Southern	206	21,828
MTR Corp., Ltd.	8,000	44,078
Odakyu Electric Railway Co., Ltd.	1,100	23,600
Union Pacific Corp.	164	23,235

		321,529

Semiconductors & Semiconductor Equipment—0.2%
Advanced Micro Devices, Inc. (b)	459	6,880
Analog Devices, Inc.	254	24,364
ASM Pacific Technology, Ltd.	9,500	119,297
ASML Holding NV	341	67,252
Broadcom, Inc.	78	18,926
Infineon Technologies AG	1,351	34,428
Microchip Technology, Inc.	245	22,283
NVIDIA Corp.	83	19,663
NXP Semiconductors NV (b)	507	55,400
QUALCOMM, Inc.	319	17,902
Skyworks Solutions, Inc.	204	19,717
STMicroelectronics NV	1,682	37,374
Texas Instruments, Inc.	219	24,145
Xilinx, Inc.	329	21,470

		489,101

Software—0.4%
Activision Blizzard, Inc.	316	24,117
Adobe Systems, Inc. (b)	93	22,674
Autodesk, Inc. (b)	154	20,188
Blackberry, Ltd. (b)	4,583	44,204

Software—(Continued)
CA, Inc.	648	23,101
Check Point Software Technologies, Ltd. (b)	971	94,847
Constellation Software, Inc.	62	48,083
Dassault Systemes SE	473	66,189
Intuit, Inc.	118	24,108
Micro Focus International plc	2,843	49,437
Microsoft Corp.	208	20,511
Nice, Ltd. (b)	1,058	109,807
Open Text Corp.	2,232	78,557
Oracle Corp.	419	18,461
Oracle Corp. Japan	400	32,610
Red Hat, Inc. (b)	108	14,512
Sage Group plc (The)	7,535	62,228
SAP SE	210	24,261
Symantec Corp.	778	16,066
Synopsys, Inc. (b)	278	23,788
Temenos AG (b)	508	76,820
UBISOFT Entertainment S.A. (b)	228	24,946

		919,515

Specialty Retail—0.2%
ABC-Mart, Inc.	300	16,401
Advance Auto Parts, Inc.	160	21,712
AutoZone, Inc. (b)	26	17,444
Best Buy Co., Inc.	298	22,225
Dufry AG (b)	227	28,935
Foot Locker, Inc.	331	17,427
Gap, Inc. (The)	659	21,345
Hennes & Mauritz AB - B Shares	1,557	23,176
Industria de Diseno Textil S.A.	1,927	65,754
Kingfisher plc	7,400	28,996
L Brands, Inc.	251	9,257
Nitori Holdings Co., Ltd.	100	15,598
O’Reilly Automotive, Inc. (b)	47	12,858
Ross Stores, Inc.	286	24,239
Shimamura Co., Ltd.	100	8,802
Tiffany & Co.	144	18,950
TJX Cos., Inc. (The)	211	20,083
Tractor Supply Co.	276	21,111
Ulta Salon Cosmetics & Fragrance, Inc. (b)	70	16,342
USS Co., Ltd.	1,200	22,811
Yamada Denki Co., Ltd.	4,100	20,329

		453,795

Technology Hardware, Storage & Peripherals—0.1%
Canon, Inc.	800	26,202
FUJIFILM Holdings Corp.	700	27,308
HP, Inc.	794	18,016
NetApp, Inc.	274	21,517
Western Digital Corp.	248	19,198
Xerox Corp.	210	5,040

		117,281

Textiles, Apparel & Luxury Goods—0.3%
adidas AG	141	30,791
Cie Financiere Richemont S.A.	404	34,226

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
Gildan Activewear, Inc.	1,420	$39,997
Hanesbrands, Inc.	370	8,147
Hermes International	43	26,282
Li & Fung, Ltd.	64,000	23,366
Luxottica Group S.p.A.	868	55,968
Michael Kors Holdings, Ltd. (b)	282	18,781
Moncler S.p.A.	120	5,459
NIKE, Inc. - Class B	289	23,028
Pandora A/S	1,147	80,163
PVH Corp.	170	25,452
Ralph Lauren Corp.	142	17,852
Swatch Group AG (The)	556	48,141
Swatch Group AG (The) - Bearer Shares	89	42,276
Tapestry, Inc.	387	18,077
Under Armour, Inc. - Class A (b)	995	22,368
Under Armour, Inc. - Class C (b)	1,004	21,164
VF Corp.	341	27,798
Yue Yuen Industrial Holdings, Ltd.	9,500	26,661

		595,997

Tobacco—0.1%
Altria Group, Inc.	744	42,252
Imperial Brands plc	1,224	45,576
Japan Tobacco, Inc.	1,000	27,935
Philip Morris International, Inc.	407	32,861
Swedish Match AB	1,193	59,054

		207,678

Trading Companies & Distributors—0.1%
AerCap Holdings NV (b)	452	24,476
Brenntag AG	505	28,127
Fastenal Co.	349	16,797
Ferguson plc	402	32,620
Finning International, Inc.	1,449	35,766
Marubeni Corp.	2,700	20,575
United Rentals, Inc. (b)	70	10,334
WW Grainger, Inc.	73	22,513

		191,208

Transportation Infrastructure—0.1%
Aena SME S.A.	150	27,210
Aeroports de Paris	108	24,402
Atlantia S.p.A.	929	27,430
Auckland International Airport, Ltd.	10,634	48,814
Fraport AG Frankfurt Airport Services Worldwide	357	34,427
SATS, Ltd.	7,500	27,459
Sydney Airport	6,700	35,487
Transurban Group	4,862	43,178

		268,407

Water Utilities—0.1%
American Water Works Co., Inc.	434	37,055
Severn Trent plc	2,194	57,265

Water Utilities—(Continued)
United Utilities Group plc	5,551	55,897

		150,217

Wireless Telecommunication Services—0.2%
1&1 Drillisch AG	498	28,341
KDDI Corp.	2,200	60,149
Millicom International Cellular S.A.	880	51,762
NTT DoCoMo, Inc.	3,200	81,500
Rogers Communications, Inc. - Class B	1,209	57,422
SoftBank Group Corp.	600	43,053
Tele2 AB - B Shares	5,534	64,997
Vodafone Group plc	26,958	65,324

		452,548

Total Common Stocks (Cost $31,444,353)		34,890,542

U.S. Treasury & Government Agencies—10.6%

U.S. Treasury—10.6%
U.S. Treasury Inflation Indexed Bond 3.875%, 04/15/29 (a)	10,164,146	13,400,155
U.S. Treasury Inflation Indexed Notes 0.125%, 01/15/23 (a)	2,148,914	2,100,694
0.250%, 01/15/25 (a)	6,007,566	5,842,990
0.375%, 07/15/25 (a)	3,380,416	3,320,297

Total U.S. Treasury & Government Agencies (Cost $25,181,110)		24,664,136

Preferred Stocks—0.0%

Automobiles—0.0%
Bayerische Motoren Werke (BMW) AG	344	27,425

Health Care Equipment & Supplies—0.0%
Sartorius AG	286	42,725

Household Products—0.0%
Henkel AG & Co. KGaA	304	38,904

Total Preferred Stocks (Cost $105,075)		109,054

Rights—0.0%

Banks—0.0%
Intesa Sanpaolo S.p.A., Expires 07/17/18 (b) (Cost $0)	6,879	0

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Short-Term Investments—26.7%

Security Description	Principal Amount*	Value

Mutual Funds—8.9%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 1.770% (c)	12,196,694	$12,196,694
UBS Select Treasury Institutional Fund, Institutional Class, 1.730% (c)	8,638,542	8,638,542

		20,835,236

Repurchase Agreement—5.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $12,025,192; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $12,267,272.	12,024,391	12,024,391

U.S. Treasury—12.6%
U.S. Treasury Bills 1.697%, 07/12/18 (d)	20,000,000	19,990,688
1.900%, 09/06/18 (d) (e)	9,500,000	9,467,300

		29,457,988

Total Short-Term Investments (Cost $62,315,658)		62,317,615

Total Investments— 87.8% (Cost $200,379,990)		204,848,862
Other assets and liabilities (net)—12.2%		28,581,074

Net Assets—100.0%		$233,429,936

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	Non-income producing security.
(c)	The rate shown represents the annualized seven-day yield as of June 30, 2018.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $9,467,300.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $5,646,807, which is 2.4% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	2,600,000	BBH	07/30/18	USD	1,923,623	$(676)
CAD	2,600,000	BNP	07/30/18	USD	1,957,350	(21,301)
CHF	1,100,000	SSBT	07/30/18	USD	1,113,793	506
EUR	30,777	BBH	07/30/18	USD	35,828	(184)
EUR	21,575,000	SSBT	07/30/18	USD	25,076,428	(168,001)
EUR	6,700,000	SSBT	07/30/18	USD	7,839,358	(164)
GBP	14,970,000	BBP	07/30/18	USD	19,871,419	90,557
GBP	1,400,000	BBP	07/30/18	USD	1,856,800	6,886
HKD	9,900,000	BBH	07/30/18	USD	1,261,861	(420)
JPY	345,200,000	SSBT	07/30/18	USD	3,148,677	25,180

Net Unrealized Depreciation						$(67,617)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Aluminum Futures	09/17/18	47	USD	2,504,806	$(242,605)
Amsterdam Index Futures	07/20/18	1	EUR	110,320	(2,772)
Australian 10 Year Treasury Bond Futures	09/17/18	356	AUD	46,052,755	452,362

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Bloomberg Commodity Index Futures	09/19/18	725	USD	6,351,000	$(125,798)
Brent Crude Oil Futures	10/31/18	36	USD	2,812,680	64,120
Canada Government Bond 10 Year Futures	09/19/18	265	CAD	36,228,150	576,916
Cattle Feeder Futures	09/27/18	9	USD	679,275	24,837
Cocoa Futures	09/13/18	74	USD	1,858,880	(128,829)
Cocoa Futures	12/13/18	32	USD	809,920	17,283
Coffee ‘C’ Futures	09/18/18	22	USD	949,575	(34,318)
Copper Futures	09/26/18	26	USD	1,927,900	(67,379)
Corn Futures	12/14/18	53	USD	983,813	(90,289)
Cotton No. 2 Futures	12/06/18	36	USD	1,510,560	14,483
DAX Index Futures	09/21/18	1	EUR	307,713	(15,534)
Euro-BTP Futures	09/06/18	141	EUR	17,940,840	184,963
Euro-Bobl Futures	09/06/18	143	EUR	18,900,310	72,073
Euro-Bund Futures	09/06/18	60	EUR	9,753,000	83,971
Euro-Buxl 30 Year Bond Futures	09/06/18	25	EUR	4,442,500	74,116
FTSE 100 Index Futures	09/21/18	4	GBP	304,060	(1,542)
Gasoline RBOB Futures	08/31/18	17	USD	1,522,319	32,578
Gold 100 oz. Futures	08/29/18	45	USD	5,645,250	(313,830)
Goldman Sachs Commodity Index Futures	07/17/18	90	USD	10,959,750	256,144
Hang Seng Index Futures	07/30/18	1	HKD	1,436,300	659
IBEX 35 Index Futures	07/20/18	1	EUR	96,018	(2,342)
Interest Rate Swap 10 Year Futures	09/17/18	265	USD	25,398,594	243,668
Interest Rate Swap 5 Year Futures	09/17/18	379	USD	36,715,625	138,278
Japanese Government 10 Year Bond Futures	09/12/18	22	JPY	3,318,480,000	33,560
Japanese Government 10 Year Bond Mini Futures	09/11/18	451	JPY	6,802,884,000	80,941
Lean Hogs Futures	08/14/18	14	USD	428,120	(6,009)
Live Cattle Futures	10/31/18	88	USD	3,872,880	86,062
Low Sulphur Gas Oil Futures	09/12/18	23	USD	1,561,125	22,938
MSCI Emerging Markets Index Mini Futures	09/21/18	339	USD	18,022,935	(1,160,309)
Natural Gas Futures	08/29/18	82	USD	2,378,820	(14,842)
Natural Gas Futures	09/26/18	4	USD	116,320	3,624
New York Harbor ULSD Futures	08/31/18	16	USD	1,489,286	24,602
Nickel Futures	09/17/18	20	USD	1,787,340	118,251
OMX Stockholm 30 Index Futures	07/20/18	6	SEK	936,600	(676)
Russell 2000 Index Mini Futures	09/21/18	318	USD	26,195,250	(545,047)
S&P 500 Index E-Mini Futures	09/21/18	130	USD	17,690,400	(426,075)
S&P TSX 60 Index Futures	09/20/18	2	CAD	385,320	1,652
SPI 200 Index Futures	09/20/18	2	AUD	307,400	2,066
Silver Futures	09/26/18	35	USD	2,834,650	(36,165)
Soybean Futures	11/14/18	26	USD	1,144,000	(149,256)
Soybean Meal Futures	12/14/18	39	USD	1,286,610	(137,963)
Soybean Oil Futures	12/14/18	92	USD	1,641,648	(118,725)
Sugar No. 11 Futures	09/28/18	1	USD	13,720	303
Sugar No. 11 Futures	02/28/19	72	USD	1,044,288	16,147
TOPIX Index Futures	09/13/18	2	JPY	34,610,000	(6,791)
U.S. Treasury Long Bond Futures	09/19/18	134	USD	19,430,000	450,946
U.S. Treasury Note 10 Year Futures	09/19/18	12	USD	1,442,250	13,377
U.S. Treasury Note 2 Year Futures	09/28/18	94	USD	19,911,844	330
United Kingdom Long Gilt Bond Futures	09/26/18	169	GBP	20,797,140	356,728
Wheat Futures	12/14/18	47	USD	1,214,363	(75,346)
Zinc Futures	09/17/18	33	USD	2,357,025	(192,896)

Futures Contracts—Short
Aluminum Futures	09/17/18	(6)	USD	(319,763)	24,304
Nickel Futures	09/17/18	(2)	USD	(178,734)	5,455

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Zinc Futures	09/17/18	(1)	USD	(71,425)	$5,670

Net Unrealized Depreciation					$(411,931)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Received	Unrealized Appreciation
Pay	3M LIBOR	Quarterly	2.750%	Semi-Annually	12/19/20	USD	81,036,000	$(268,011)	$(363,994)	$95,983

Glossary of Abbreviations

Counterparties

(BBH)—	Brown Brothers Harriman & Co.
(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(SSBT)—	State Street Bank and Trust

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$44,906,808	$—	$44,906,808
Total Mutual Fund*	37,960,707	—	—	37,960,707
Common Stocks
Aerospace & Defense	308,977	172,257	—	481,234
Air Freight & Logistics	63,046	44,092	—	107,138
Airlines	144,087	56,250	—	200,337
Auto Components	105,134	54,771	—	159,905
Automobiles	28,011	142,508	—	170,519
Banks	316,695	700,049	—	1,016,744
Beverages	279,337	523,688	—	803,025
Biotechnology	131,757	199,341	—	331,098
Building Products	59,702	17,621	—	77,323
Capital Markets	181,016	81,234	—	262,250
Chemicals	515,181	1,169,424	—	1,684,605
Commercial Services & Supplies	91,116	48,618	—	139,734
Communications Equipment	88,027	184,259	—	272,286
Construction & Engineering	65,850	—	—	65,850
Construction Materials	83,563	138,686	—	222,249
Consumer Finance	13,052	—	—	13,052
Containers & Packaging	261,971	88,638	—	350,609
Distributors	25,702	53,607	—	79,309
Diversified Consumer Services	13,121	17,726	—	30,847
Diversified Financial Services	33,798	106,142	—	139,940
Diversified Telecommunication Services	1,139,763	1,855,274	—	2,995,037
Electric Utilities	961,914	1,408,165	—	2,370,079
Electrical Equipment	71,970	112,027	—	183,997
Electronic Equipment, Instruments & Components	88,292	294,731	—	383,023
Energy Equipment & Services	165,521	93,045	—	258,566
Equity Real Estate Investment Trusts	434,413	204,097	—	638,510
Food & Staples Retailing	410,214	590,781	—	1,000,995
Food Products	549,092	875,589	—	1,424,681
Gas Utilities	—	366,001	—	366,001
Health Care Equipment & Supplies	289,814	692,111	—	981,925
Health Care Providers & Services	367,490	514,521	—	882,011
Health Care Technology	17,578	23,884	—	41,462
Hotels, Restaurants & Leisure	178,220	554,242	—	732,462
Household Durables	56,330	147,756	—	204,086
Household Products	200,509	102,995	—	303,504
Independent Power and Renewable Electricity Producers	97,913	202,166	—	300,079
Industrial Conglomerates	44,024	253,386	—	297,410
Insurance	307,764	630,097	—	937,861

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet & Direct Marketing Retail	$60,034	$15,024	$—	$75,058
Internet Software & Services	115,932	280,527	—	396,459
IT Services	351,275	467,283	—	818,558
Leisure Products	30,722	64,466	—	95,188
Life Sciences Tools & Services	111,576	135,223	—	246,799
Machinery	177,991	444,485	—	622,476
Marine	—	65,114	—	65,114
Media	199,500	257,612	—	457,112
Metals & Mining	206,012	307,118	—	513,130
Multi-Utilities	788,976	522,065	—	1,311,041
Multiline Retail	205,851	48,610	—	254,461
Oil, Gas & Consumable Fuels	824,721	1,954,676	—	2,779,397
Paper & Forest Products	—	156,178	—	156,178
Personal Products	86,660	156,268	—	242,928
Pharmaceuticals	308,410	860,788	—	1,169,198
Professional Services	69,283	193,113	—	262,396
Real Estate Management & Development	44,297	303,733	—	348,030
Road & Rail	161,165	160,364	—	321,529
Semiconductors & Semiconductor Equipment	230,750	258,351	—	489,101
Software	473,217	446,298	—	919,515
Specialty Retail	222,993	230,802	—	453,795
Technology Hardware, Storage & Peripherals	63,771	53,510	—	117,281
Textiles, Apparel & Luxury Goods	222,664	373,333	—	595,997
Tobacco	75,113	132,565	—	207,678
Trading Companies & Distributors	109,886	81,322	—	191,208
Transportation Infrastructure	—	268,407	—	268,407
Water Utilities	37,055	113,162	—	150,217
Wireless Telecommunication Services	57,422	395,126	—	452,548
Total Common Stocks	13,425,240	21,465,302	—	34,890,542
Total U.S. Treasury & Government Agencies*	—	24,664,136	—	24,664,136
Total Preferred Stocks*	—	109,054	—	109,054
Total Rights*	—	0	—	0
Short-Term Investments
Mutual Funds	20,835,236	—	—	20,835,236
Repurchase Agreement	—	12,024,391	—	12,024,391
U.S. Treasury	—	29,457,988	—	29,457,988
Total Short-Term Investments	20,835,236	41,482,379	—	62,317,615
Total Investments	$72,221,183	$132,627,679	$—	$204,848,862

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$123,129	$—	$123,129
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(190,746)	—	(190,746)
Total Forward Contracts	$—	$(67,617)	$—	$(67,617)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,483,407	$—	$—	$3,483,407
Futures Contracts (Unrealized Depreciation)	(3,895,338)	—	—	(3,895,338)
Total Futures Contracts	$(411,931)	$—	$—	$(411,931)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$95,983	$—	$95,983

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $19,967 were due to the application of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a)	$204,848,862
Cash	26,563,676
Cash denominated in foreign currencies (b)	476,216
Unrealized appreciation on forward foreign currency exchange contracts	123,129
Collateral for centrally cleared swap contracts	737,807
Receivable for:
Fund shares sold	159,867
Dividends and interest	244,886
Variation margin on futures contracts	966,593

Total Assets	234,121,036
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	190,746
Payables for:
Variation margin on centrally cleared swap contracts	890
Fund shares redeemed	51,196
Accrued Expenses:
Management fees	125,312
Distribution and service fees	48,197
Deferred trustees’ fees	77,449
Other expenses	197,310

Total Liabilities	691,100

Net Assets	$233,429,936

Net Assets Consist of:
Paid in surplus	$229,693,199
Undistributed net investment income	1,337,649
Accumulated net realized loss	(1,688,576)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	4,087,664

Net Assets	$233,429,936

Net Assets
Class B	$233,429,936
Capital Shares Outstanding*
Class B	22,139,378
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $200,379,990.
(b)	Identified cost of cash denominated in foreign currencies was $483,465.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$1,347,855
Interest	855,067

Total investment income	2,202,922
Expenses
Management fees	782,825
Administration fees	21,256
Custodian and accounting fees	63,080
Distribution and service fees—Class B	301,112
Audit and tax services	45,589
Legal	25,622
Trustees’ fees and expenses	20,713
Shareholder reporting	9,749
Insurance	929
Miscellaneous	18,420

Total expenses	1,289,295

Net Investment Income	913,627

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	516,976
Futures contracts	(1,242,585)
Swap contracts	(1,208,482)
Foreign currency transactions	(1,001,272)
Forward foreign currency transactions	2,757,586

Net realized loss	(177,777)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,316,997)
Futures contracts	(1,715,236)
Swap contracts	213,356
Foreign currency transactions	(22,938)
Forward foreign currency transactions	521,589

Net change in unrealized depreciation	(6,320,226)

Net realized and unrealized loss	(6,498,003)

Net Decrease in Net Assets From Operations	$(5,584,376)

(a)	Net of foreign withholding taxes of $55,562.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$913,627	$519,891
Net realized gain (loss)	(177,777)	17,031,411
Net change in unrealized appreciation (depreciation)	(6,320,226)	12,283,426

Increase (decrease) in net assets from operations	(5,584,376)	29,834,728

From Distributions to Shareholders
Net realized capital gains
Class B	(17,043,222)	0

Total distributions	(17,043,222)	0

Increase (decrease) in net assets from capital share transactions	(954,550)	38,461,914

Total increase (decrease) in net assets	(23,582,148)	68,296,642

Net Assets
Beginning of period	257,012,084	188,715,442

End of period	$233,429,936	$257,012,084

Undistributed net investment income
End of period	$1,337,649	$424,022

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	407,102	$4,591,315	8,364,497	$88,451,758
Reinvestments	1,615,471	17,043,222	0	0
Redemptions	(1,993,840)	(22,589,087)	(4,543,663)	(49,989,844)

Net increase	28,733	$(954,550)	3,820,834	$38,461,914

Increase (decrease) derived from capital shares transactions		$(954,550)		$38,461,914

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014(a)
Net Asset Value, Beginning of Period	$11.62		$10.32	$9.62		$10.31	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.04		0.02	(0.06	)(c)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.30)		1.28	1.13		(0.48)	0.60

Total from investment operations	(0.26)		1.30	1.07		(0.56)	0.54

Less Distributions
Distributions from net investment income	0.00		0.00	(0.18)		(0.06)	(0.03)
Distributions from net realized capital gains	(0.82)		0.00	(0.19)		(0.07)	(0.20)

Total distributions	(0.82)		0.00	(0.37)		(0.13)	(0.23)

Net Asset Value, End of Period	$10.54		$11.62	$10.32		$9.62	$10.31

Total Return (%) (d)	(2.21	)(e)	12.60	11.12		(5.48)	5.40	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	(f)	1.13	1.30		1.50	3.66	(f)
Net ratio of expenses to average net assets (%) (g)	1.07	(f)	1.13	1.30		1.30	1.30	(f)
Ratio of net investment income (loss) to average net assets (%)	0.76	(f)	0.20	(0.60	)(c)	(0.77)	(0.74	)(f)
Portfolio turnover rate (%)	9	(e)	30	1		68	9	(e)
Net assets, end of period (in millions)	$233.4		$257.0	$188.7		$54.4	$22.4

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Risk Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 14, 2014 and it invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2018, the Portfolio held $49,692,045 in the Subsidiary, representing 21.2% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the

BHFTI-25

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, real estate investment trusts (“REITs”), premium amortization adjustments, controlled foreign corporation adjustments and adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-26

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had investments in repurchase agreements with a gross value of $12,024,391, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than

BHFTI-27

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

BHFTI-28

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (c)	$95,983
	Unrealized appreciation on futures contracts (b) (c)	2,762,229
Equity	Unrealized appreciation on futures contracts (b) (c)	4,377	Unrealized depreciation on futures contracts (b) (c)	$2,161,088
Commodity	Unrealized appreciation on futures contracts (b) (c)	716,801	Unrealized depreciation on futures contracts (b) (c)	1,734,250
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	123,129	Unrealized depreciation on forward foreign currency exchange contracts	190,746

Total		$3,702,519		$4,086,084

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA(see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$97,443	$—	$—	$97,443
State Street Bank and Trust	25,686	(25,686)	—	—

	$123,129	$(25,686)	$—	$97,443

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
BNP Paribas S.A.	$21,301	$—	$—	$21,301
Brown Brothers Harriman & Co.	1,280	—	—	1,280
State Street Bank and Trust	168,165	(25,686)	—	142,479

	$190,746	$(25,686)	$—	$165,060

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$2,757,586	$2,757,586
Futures contracts	(7,774,834)	3,184,720	3,347,529	—	(1,242,585)
Swap contracts	(1,208,482)	—	—	—	(1,208,482)

	$(8,983,316)	$3,184,720	$3,347,529	$2,757,586	$306,519

BHFTI-29

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$521,589	$521,589
Futures contracts	4,313,451	(3,473,360)	(2,555,327)	—	(1,715,236)
Swap contracts	213,356	—	—	—	213,356

	$4,526,807	$(3,473,360)	$(2,555,327)	$521,589	$(980,291)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$65,598,197
Futures contracts long	269,059,885
Futures contracts short	(967)
Swap contracts	85,791,667

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio

BHFTI-30

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$8,905,509	$9,731,641	$4,001,015	$8,823,587

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$782,825	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement was discontinued effective April 30, 2018. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to 1.30% of the Portfolio’s average daily net assets.

If, in any year in which the Management Agreement was in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year were less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser was entitled to reimbursement by the Portfolio to the extent that the charge did not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio was not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of June 30, 2018, there were no expenses deferred in 2018.

BHFTI-31

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

The amount of expenses deferred in 2014 which were recovered during year ended December 2016 were $142,277. The amount of expenses deferred in 2014 and 2015, which were recovered during the year ended December 31, 2017 were $89,654 and $85,165 respectively.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$201,395,709

Gross unrealized appreciation	11,607,333
Gross unrealized depreciation	(7,776,298)

Net unrealized appreciation (depreciation)	$3,831,035

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2017	2016	2017	2016	2017	2016	2017	2016
$—	$2,869,989	$—	$1,931,098	$—	$1,681,204	$	$6,482,291

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$6,720,299	$10,163,780	$9,557,629	$—	$26,441,708

BHFTI-32

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-33

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned -0.28%, -0.45%, and -0.26%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. TIPS Index1, returned -0.02%.

MARKET ENVIRONMENT / CONDITIONS

After a year of low volatility and strong risk asset returns, the start to 2018 was highlighted by the return of volatility as rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Risk asset returns started higher as global stocks surged nearly 6% in January (per the MSCI All Country World Index) but reversed on concerns about rising rates. Expectations for higher inflation, increased Treasury supply, and more future interest rate hikes from the Federal Reserve (the “Fed”) all contributed to higher rates. Volatility rose as measures like the CBOE Volatility Index (VIX) had its single largest one-day rise in its history (back to 1990).

Solid growth momentum in the U.S. moving into the second quarter contrasted with some softening in growth in other developed regions. Coincidentally, the Fed kept on track with policy normalization even as other central banks like the European Central Bank softened rhetoric. Geopolitical developments weighed on risk sentiment for much of the quarter and resulted in overall mixed market performance. Most developed global equities ended the quarter in positive territory, though credit spreads broadly widened by the end of the quarter. Within bond markets, the U.S. 10-year yield briefly crossed 3% amid acceleration in growth, and the U.S. yield curve continued to flatten (the spread between short term and longer-term yields tightened). Yields elsewhere were more mixed as German yields fell 20 basis points in the face of political challenges in Italy and other European countries.

Altogether, the first half of 2018 ended with wider credit spreads, higher inflation expectations, mixed global equities, and overall higher yields in the U.S. while much of the rest of the developed world experienced flat or moderately lowered rates.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

Nominal duration, real duration, and curve positioning in the U.S., which was partially implemented through the use of cash bonds, futures, and interest rate swaps, added to performance, particularly a long position in U.S. breakevens (market inflation expectations) and a short to U.S. nominal interest rates. In addition, a short position in U.K. nominal duration, which was partly achieved through the use of futures and interest rate swaps, modestly contributed as interest rates rose over the period. Spread sector exposure, including positions in investment-grade and high yield corporates, residential mortgage-backed securities, and dollar-denominated emerging market debt detracted from performance amid broad spread widening over the period. Within currencies, exposure to the Argentine peso, through the use of currency forwards, detracted from performance as the currency depreciated over the period.

The Portfolio ended the period with an underweight duration position relative to that of the benchmark, while maintaining an overweight to real duration exposure within the U.S. We remained focused on relative value across curves and countries, but favored U.S. rates over other developed markets; the underweight to duration is primarily sourced via a short position to Japanese nominal rates. We remained overweight breakeven inflation levels in the U.S. given expectations that remain below our assessment of long-term fair value, our expectations for firming Consumer Price Index prints over the course of 2018, and the possible re-emergence of inflation risk premia. The Portfolio maintained short exposure to Eurozone breakevens overall as recent re-pricing higher appears unjustified relative to our more subdued long-term expectations for prices in the region. Furthermore, we continued to favor being short long-dated U.K. breakeven inflation expectations relative to U.S. breakevens. However, this position was trimmed over the reporting period given the sharp underperformance of U.K. versus U.S. breakeven inflation. Within spread sectors, at period end we found attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector, and we remained opportunistic by looking to add exposure during market dislocations. The Portfolio remained tactical in currency exposures, where we preferred to emphasize a diversified basket of higher- carry emerging market currencies.

Mihir P. Worah

Jeremie Banet

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. TIPS INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
PIMCO Inflation Protected Bond Portfolio
Class A	-0.28	2.07	1.52	3.24
Class B	-0.45	1.71	1.25	2.98
Class E	-0.26	1.91	1.36	3.09
Bloomberg Barclays U.S. TIPS Index	-0.02	2.11	1.68	3.03

1 The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	120.0
Foreign Government	8.5
Corporate Bonds & Notes	7.6
Asset-Backed Securities	6.6
Mortgage-Backed Securities	1.8
Municipals	0.0

BHFTI-2

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	1.21%	$1,000.00	$997.20	$5.99
	Hypothetical*	1.21%	$1,000.00	$1,018.79	$6.06

Class B (a)	Actual	1.46%	$1,000.00	$995.50	$7.22
	Hypothetical*	1.46%	$1,000.00	$1,017.56	$7.30

Class E (a)	Actual	1.36%	$1,000.00	$997.40	$6.74
	Hypothetical*	1.36%	$1,000.00	$1,018.05	$6.81

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—120.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—17.5%
Fannie Mae 30 Yr. Pool 3.500%, TBA (a)	235,420,000	$234,165,084
4.000%, TBA (a)	189,900,000	193,370,841
Fannie Mae ARM Pool 2.664%, 12M MTA + 1.200%, 07/01/44 (b)	11,333	11,497
2.664%, 12M MTA + 1.200%, 09/01/44 (b)	22,730	23,058
3.583%, 1Y CMT + 2.359%, 11/01/34 (b)	481,185	511,812
Fannie Mae REMICS (CMO) 2.087%, 1M LIBOR + 0.060%, 12/25/36 (b)	42,112	41,622
2.151%, 1M LIBOR + 0.060%, 07/25/37 (b)	364,951	358,666
2.241%, 1M LIBOR + 0.150%, 08/25/34 (b)	51,007	50,460
2.441%, 1M LIBOR + 0.350%, 07/25/37 (b)	6,247	6,237
2.471%, 1M LIBOR + 0.380%, 07/25/37 (b)	66,392	66,743
2.771%, 1M LIBOR + 0.680%, 02/25/41 (b)	1,394,116	1,421,279
3.566%, 05/25/35 (b)	243,521	255,774
Fannie Mae Whole Loan (CMO) 2.441%, 1M LIBOR + 0.350%, 05/25/42 (b)	47,514	47,769
Freddie Mac ARM Non-Gold Pool 3.549%, 1Y CMT + 2.254%, 01/01/34 (b)	68,762	72,580
Freddie Mac REMICS (CMO) 2.223%, 1M LIBOR + 0.150%, 10/15/20 (b)	2,808	2,808
2.257%, 1M LIBOR + 0.350%, 07/15/44 (b)	4,945,634	4,931,116
2.523%, 1M LIBOR + 0.450%, 08/15/33 (b)	370,653	370,934
Freddie Mac Strips (CMO) 2.523%, 1M LIBOR + 0.450%, 09/15/42 (b)	5,926,854	5,970,931
Freddie Mac Structured Pass-Through Securities 2.351%, 1M LIBOR + 0.260%, 08/25/31 (b)	37,682	37,499
Freddie Mac Structured Pass-Through Securities (CMO) 2.577%, 12M MTA + 1.200%, 02/25/45 (b)	635,031	636,342
2.664%, 12M MTA + 1.200%, 10/25/44 (b)	2,102,742	2,100,550
Government National Mortgage Association (CMO) 2.747%, 1M LIBOR + 0.830%, 08/20/66 (b)	281,776	286,275
3.247%, 12M LIBOR + 0.750%, 04/20/67 (b)	3,383,163	3,488,213

		448,228,090

U.S. Treasury—102.5%
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (c) (d)	9,882,763	9,352,392
0.750%, 02/15/42 (c)	32,395,045	31,627,949
0.750%, 02/15/45 (c)	24,468,090	23,732,827
0.875%, 02/15/47 (c)	69,971,279	69,971,822
1.000%, 02/15/46 (c)	67,971,245	70,004,073
1.000%, 02/15/48 (c) (e)	25,433,572	26,287,653
1.375%, 02/15/44 (c) (e)	74,603,263	83,277,147
1.750%, 01/15/28 (c) (e)	120,298,841	131,447,056
2.000%, 01/15/26 (c)	41,825,285	45,831,193
2.125%, 02/15/40 (c) (e)	39,972,222	50,243,020
2.125%, 02/15/41 (c)	12,320,234	15,597,266
2.375%, 01/15/25 (c)	232,447,878	257,737,719
2.375%, 01/15/27 (c)	24,894,289	28,315,450
2.500%, 01/15/29 (c) (e)	138,140,792	162,321,307
3.375%, 04/15/32 (c)	13,292,000	17,743,318
3.625%, 04/15/28 (c)	58,836,545	74,690,143
3.875%, 04/15/29 (c)	57,595,813	75,932,873

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/19 (c) (e)	52,285,532	51,975,087
0.125%, 04/15/20 (c) (e)	129,562,371	128,180,850
0.125%, 04/15/21 (c)	262,138,347	258,057,794
0.125%, 01/15/22 (c) (d) (e) (f)	71,476,397	70,253,588
0.125%, 04/15/22 (c)	11,409,277	11,174,524
0.125%, 07/15/22 (c) (e)	50,091,495	49,257,412
0.125%, 01/15/23 (c)	61,397,072	60,019,364
0.125%, 07/15/24 (c)	35,488,044	34,496,258
0.125%, 07/15/26 (c)	26,294,716	25,190,713
0.250%, 01/15/25 (c) (e)	125,940,708	122,490,599
0.375%, 07/15/23 (c)	147,526,151	146,182,313
0.375%, 07/15/25 (c)	27,402,497	26,915,156
0.375%, 01/15/27 (c) (d)	4,957,195	4,816,414
0.500%, 01/15/28 (c) (e)	81,371,903	79,608,889
0.625%, 07/15/21 (c) (f) (g)	10,632,513	10,672,179
0.625%, 04/15/23 (c)	13,191,703	13,167,347
0.625%, 01/15/24 (c) (e)	80,270,621	80,164,083
0.625%, 01/15/26 (c) (e)	130,388,056	129,678,713
1.250%, 07/15/20 (c) (e)	58,215,796	59,162,739
1.375%, 01/15/20 (c)	23,479,667	23,743,950
1.875%, 07/15/19 (c) (f) (g)	16,777,618	17,048,986
U.S. Treasury Notes 1.875%, 02/28/22 (e)	49,600,000	48,216,625
1.875%, 04/30/22 (d)	200,000	194,070
1.875%, 07/31/22 (d) (e) (f) (g)	3,800,000	3,678,727

		2,628,459,588

Total U.S. Treasury & Government Agencies (Cost $3,168,933,030)		3,076,687,678

Foreign Government—8.5%

Sovereign—8.5%
Argentina Bocon 22.844%, BADLAR + 0.000%, 10/04/22 (ARS) (b) (c)	300,000	16,626
Argentina POM Politica Monetaria 40.000%, 06/21/20 (ARS) (b)	134,215,000	4,814,743
Argentine Bonos del Tesoro 34.188%, BADLAR + 2.000%, 04/03/22 (ARS) (b)	13,576,000	427,110
Argentine Republic Government International Bonds 5.875%, 01/11/28	3,000,000	2,437,500
6.875%, 01/26/27	7,600,000	6,688,000
Australia Government Bonds 1.250%, 02/21/22 (AUD) (c)	8,500,000	7,315,890
3.000%, 09/20/25 (AUD) (c)	11,150,000	11,697,738
Brazil Letras do Tesouro Nacional 5.951%, 10/01/18 (BRL)	90,830,000	23,060,942
6.197%, 01/01/19 (BRL)	214,661,000	53,604,741
Canadian Government Real Return Bond 4.250%, 12/01/26 (CAD) (c)	7,284,624	7,312,995
Cyprus Government International Bonds 2.750%, 06/27/24 (EUR)	390,000	477,581
3.750%, 07/26/23 (EUR)	1,080,000	1,386,716
3.875%, 05/06/22 (EUR)	940,000	1,202,625

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Cyprus Government International Bonds 4.250%, 11/04/25 (EUR)	950,000	$1,263,460
France Government Bond OAT 0.100%, 03/01/25 (EUR) (c)	8,607,433	10,956,057
0.250%, 07/25/24 (EUR) (c)	4,003,576	5,167,384
1.850%, 07/25/27 (EUR) (c)	8,536,155	12,714,651
Italy Buoni Poliennali Del Tesoro 2.350%, 09/15/24 (144A) (EUR) (c)	6,287,450	7,947,358
Japanese Government CPI Linked Bond 0.100%, 03/10/24 (JPY) (c)	175,780,000	1,651,981
Mexican Bonos 7.750%, 05/29/31 (MXN)	97,900,000	4,977,753
New Zealand Government Bonds 2.500%, 09/20/35 (NZD) (c)	1,553,550	1,199,488
3.000%, 09/20/30 (NZD) (c)	11,600,000	9,575,876
Qatar Government International Bonds 3.875%, 04/23/23 (144A)	2,500,000	2,498,180
5.103%, 04/23/48 (144A)	1,900,000	1,894,224
United Kingdom Gilt Inflation Linked 0.125%, 08/10/48 (GBP) (c)	885,390	1,916,798
United Kingdom Gilt Inflation Linked Bonds 0.125%, 03/22/26 (GBP) (c)	10,815,022	16,497,355
0.125%, 03/22/46 (GBP) (c)	2,915,969	6,088,493
0.125%, 11/22/56 (GBP) (c)	909,009	2,243,686
0.125%, 11/22/65 (GBP) (c)	966,420	2,796,847
0.375%, 03/22/62 (GBP) (c)	11,858	34,459
1.875%, 11/22/22 (GBP) (c)	2,488,434	3,882,149
4.250%, 12/07/27 (GBP)	2,000,000	3,333,225

Total Foreign Government (Cost $233,421,217)		217,082,631

Corporate Bonds & Notes—7.6%

Agriculture—0.2%
BAT Capital Corp. 2.945%, 3M LIBOR + 0.590%, 08/14/20 (144A) (b)	4,000,000	4,013,333
BAT International Finance plc 2.750%, 06/15/20 (144A)	100,000	98,909
Imperial Brands Finance plc 2.950%, 07/21/20 (144A)	200,000	197,939
Japan Tobacco, Inc. 2.100%, 07/23/18 (144A)	100,000	99,991

		4,410,172

Auto Manufacturers—0.1%
Ford Motor Credit Co. LLC 2.943%, 01/08/19	100,000	100,024
General Motors Co. 3.163%, 3M LIBOR + 0.800%, 08/07/20 (b)	170,000	170,567
General Motors Financial Co., Inc. 2.350%, 10/04/19	200,000	198,282
3.582%, 3M LIBOR + 1.270%, 10/04/19 (b)	100,000	101,017
Volkswagen Group of America Finance LLC 2.125%, 05/23/19 (144A)	1,400,000	1,388,583

Auto Manufacturers—(Continued)
Volkswagen Group of America Finance LLC 2.450%, 11/20/19 (144A)	500,000	494,467

		2,452,940

Banks—3.3%
Banco Bilbao Vizcaya Argentaria S.A. 6.750%, 5Y EUR Swap + 6.604%, 02/18/20 (EUR) (b)	400,000	485,805
7.000%, 5Y EUR Swap + 6.155%, 02/19/19 (EUR) (b)	800,000	955,266
Bank of America Corp. 5.875%, 3M LIBOR + 2.931%, 03/15/28 (b)	1,570,000	1,534,675
Barclays plc 7.000%, 5Y GBP Swap + 5.084%, 09/15/19 (GBP) (b)	300,000	404,258
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	4,800,000	4,998,000
Cooperatieve Rabobank UA 5.500%, 5Y EUR Swap + 5.250%, 06/29/20 (EUR) (b)	1,400,000	1,747,010
6.625%, 5Y EUR Swap + 6.697%, 06/29/21 (EUR) (b)	1,000,000	1,312,315
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	6,600,000	6,571,033
Deutsche Bank AG 4.250%, 10/14/21	11,700,000	11,534,679
Goldman Sachs Group, Inc. (The) 2.876%, 3M LIBOR + 0.821%, 10/31/22 (b)	4,000,000	3,904,880
3.541%, 3M LIBOR + 1.200%, 09/15/20 (b)	10,000,000	10,150,076
ING Bank NV 2.625%, 12/05/22 (144A)	3,300,000	3,223,057
JPMorgan Chase & Co. 5.829%, 3M LIBOR + 3.470%, 07/30/18 (b)	900,000	906,750
Lloyds Banking Group plc 3.130%, 3M LIBOR + 0.800%, 06/21/21 (b)	3,400,000	3,398,971
6.375%, 5Y EUR Swap + 5.290%, 06/27/20 (EUR) (b)	700,000	869,573
7.000%, 5Y GBP Swap + 5.060%, 06/27/19 (GBP) (b)	200,000	268,899
Macquarie Bank, Ltd. 2.662%, 3M LIBOR + 0.350%, 04/04/19 (144A) (b)	5,300,000	5,302,347
Mitsubishi UFJ Financial Group, Inc. 4.180%, 3M LIBOR + 1.880%, 03/01/21 (b)	1,686,000	1,745,409
Nykredit Realkredit A/S 2.500%, 10/01/47 (DKK)	51,244	8,372
Realkredit Danmark A/S 2.500%, 07/01/47 (DKK)	87,136	14,231
Royal Bank of Scotland Group plc 3.885%, 3M LIBOR + 1.550%, 06/25/24 (b)	2,600,000	2,594,670
4.519%, 3M LIBOR + 1.550%, 06/25/24 (b)	1,700,000	1,701,219
7.500%, 5Y USD Swap + 5.800%, 08/10/20 (b)	200,000	203,900
8.625%, 5Y USD Swap + 7.598%, 08/15/21 (b)	640,000	680,160
State Bank of India 3.275%, 3M LIBOR + 0.950%, 04/06/20 (b)	5,500,000	5,513,200
UBS AG 2.639%, 3M LIBOR + 0.320%, 12/07/18 (144A) (b)	6,800,000	6,805,508
2.901%, 3M LIBOR + 0.580%, 06/08/20 (144A) (b)	7,100,000	7,119,454

		83,953,717

Chemicals—0.1%
Syngenta Finance NV 3.933%, 04/23/21 (144A)	1,300,000	1,296,705

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.0%
ERAC USA Finance LLC 2.800%, 11/01/18 (144A)	100,000	$99,983
5.250%, 10/01/20 (144A)	100,000	103,862

		203,845

Computers—0.0%
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	300,000	300,755

Diversified Financial Services—0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.750%, 05/15/19	1,100,000	1,106,558
4.625%, 10/30/20	400,000	407,524
Air Lease Corp. 4.750%, 03/01/20	100,000	102,116
Ally Financial, Inc. 3.750%, 11/18/19	200,000	199,750
BRFkredit A/S 2.500%, 10/01/47 (DKK)	44,219	7,224
International Lease Finance Corp. 5.875%, 04/01/19	300,000	306,140
6.250%, 05/15/19	800,000	820,217
8.250%, 12/15/20	900,000	990,676
LeasePlan Corp. NV 2.875%, 01/22/19 (144A)	100,000	99,833
Navient Corp. 4.875%, 06/17/19	500,000	502,500
5.500%, 01/15/19	1,400,000	1,411,200
Nordea Kredit Realkreditaktieselskab 2.500%, 10/01/47 (DKK)	8,457	1,382
Springleaf Finance Corp. 8.250%, 12/15/20	100,000	107,750

		6,062,870

Electric—0.9%
Consolidated Edison, Inc. 2.739%, 3M LIBOR + 0.400%, 06/25/21 (b)	1,100,000	1,100,980
Dominion Energy, Inc. 2.930%, 3M LIBOR + 0.600%, 05/15/20 (144A) (b) (h)	6,100,000	6,106,283
Duke Energy Corp. 2.830%, 3M LIBOR + 0.500%, 05/14/21 (144A) (b) (h)	7,400,000	7,397,874
Iberdrola Finance Ireland, Ltd. 5.000%, 09/11/19 (144A)	100,000	102,061
NextEra Energy Capital Holdings, Inc. 2.636%, 3M LIBOR + 0.315%, 09/03/19 (b)	4,530,000	4,538,694
Sempra Energy 2.791%, 3M LIBOR + 0.450%, 03/15/21 (b)	1,800,000	1,800,790
Southern Power Co. 2.875%, 3M LIBOR + 0.550%, 12/20/20 (144A) (b)	2,200,000	2,201,248

		23,247,930

Gas—0.1%
Dominion Energy, Inc. 2.926%, 3M LIBOR + 0.600%, 06/15/21 (b)	3,500,000	3,498,010

Home Builders—0.0%
DR Horton, Inc. 3.750%, 03/01/19	100,000	100,312

Machinery-Diversified—0.4%
John Deere Capital Corp. 2.622%, 3M LIBOR + 0.290%, 06/22/20 (b)	8,800,000	8,818,544

Media—0.0%
Sky plc 2.625%, 09/16/19 (144A)	100,000	99,294
Time Warner Cable LLC 5.000%, 02/01/20	200,000	204,175
8.250%, 04/01/19	100,000	103,724

		407,193

Miscellaneous Manufacturing—0.2%
Textron, Inc. 2.903%, 3M LIBOR + 0.550%, 11/10/20 (b)	4,620,000	4,621,325

Oil & Gas—0.5%
Gazprom OAO Via Gaz Capital S.A. 3.375%, 11/30/18 (CHF)	150,000	153,196
4.625%, 10/15/18 (EUR)	980,000	1,155,357
Petrobras Global Finance B.V. 4.375%, 05/20/23	300,000	281,100
5.299%, 01/27/25 (144A)	5,418,000	5,006,232
5.999%, 01/27/28 (144A)	3,168,000	2,867,040
6.125%, 01/17/22	1,697,000	1,725,849
6.250%, 03/17/24	500,000	495,750
6.250%, 12/14/26 (GBP)	400,000	531,202
8.375%, 12/10/18	900,000	916,659

		13,132,385

Pharmaceuticals—0.0%
EMD Finance LLC 2.950%, 03/19/22 (144A)	40,000	39,101
Teva Pharmaceutical Finance IV LLC 2.250%, 03/18/20	100,000	96,393

		135,494

Pipelines—0.5%
Enable Midstream Partners L.P. 2.400%, 05/15/19	100,000	99,369
Enbridge, Inc. 2.737%, 3M LIBOR + 0.400%, 01/10/20 (b)	4,700,000	4,699,284
3.041%, 3M LIBOR + 0.700%, 06/15/20 (b)	5,600,000	5,621,907
Kinder Morgan Energy Partners L.P. 9.000%, 02/01/19	100,000	103,370
Plains All American Pipeline L.P. / PAA Finance Corp. 2.600%, 12/15/19	100,000	98,971

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Regency Energy Partners L.P. / Regency Energy Finance Corp. 5.750%, 09/01/20	100,000	$103,930
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	1,100,000	1,149,580
Spectra Energy Partners L.P. 3.018%, 3M LIBOR + 0.700%, 06/05/20 (b)	300,000	301,484
TransCanada PipeLines, Ltd. 3.800%, 10/01/20	600,000	607,625

		12,785,520

Real Estate—0.0%
Akelius Residential Property AB 3.375%, 09/23/20 (EUR)	100,000	124,719

Real Estate Investment Trusts—0.2%
American Tower Corp. 2.800%, 06/01/20	300,000	297,425
Unibail-Rodamco SE 3.118%, 3M LIBOR + 0.770%, 04/16/19 (b)	5,800,000	5,820,625

		6,118,050

Retail—0.3%
McDonald’s Corp. 2.759%, 3M LIBOR + 0.430%, 10/28/21 (b)	7,300,000	7,328,786

Savings & Loans—0.0%
Nationwide Building Society 6.875%, 5Y GBP Swap + 4.880%, 06/20/19 (GBP) (b)	300,000	404,209

Software—0.0%
VMware, Inc. 2.950%, 08/21/22	450,000	431,830
3.900%, 08/21/27	300,000	277,013

		708,843

Telecommunications—0.6%
AT&T, Inc. 2.975%, 3M LIBOR + 0.750%, 06/01/21 (b)	3,800,000	3,815,810
2.998%, 3M LIBOR + 0.650%, 01/15/20 (b)	734,000	737,779
3.298%, 3M LIBOR + 0.950%, 07/15/21 (b)	6,100,000	6,158,061
5.000%, 03/01/21	100,000	103,667
5.150%, 02/15/50 (144A)	2,200,000	2,050,138
5.300%, 08/15/58 (144A)	700,000	651,714
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	81,250	80,336
Telefonica Emisiones S.A.U. 5.877%, 07/15/19	400,000	411,458

		14,008,963

Transportation—0.0%
AP Moeller - Maersk A/S 2.550%, 09/22/19 (144A)	100,000	98,963

Transportation—(Continued)
Ryder System, Inc. 2.450%, 09/03/19	100,000	99,364

		198,327

Total Corporate Bonds & Notes (Cost $195,750,352)		194,319,614

Asset-Backed Securities—6.6%

Asset-Backed - Home Equity—0.5%
Bear Stearns Asset-Backed Securities Trust 2.591%, 1M LIBOR + 0.500%, 12/25/35 (b)	394,283	393,599
Citigroup Mortgage Loan Trust, Inc. 2.236%, 1M LIBOR + 0.145%, 09/25/36 (144A) (b)	2,447,280	2,352,631
2.551%, 1M LIBOR + 0.460%, 10/25/35 (b)	3,700,000	3,411,604
First NLC Trust 2.161%, 1M LIBOR + 0.070%, 08/25/37 (144A) (b)	1,114,620	689,080
Home Equity Asset Trust 2.946%, 1M LIBOR + 0.855%, 08/25/34 (b)	805,050	797,554
HSI Asset Securitization Corp. Trust 2.141%, 1M LIBOR + 0.050%, 10/25/36 (b)	6,070	3,092
Master Asset-Backed Securities Trust 2.591%, 1M LIBOR + 0.500%, 10/25/35 (b)	161,185	149,461
Morgan Stanley ABS Capital, Inc. Trust 2.751%, 1M LIBOR + 0.660%, 01/25/35 (b)	736,006	721,738
Nomura Home Equity Loan, Inc 2.381%, 1M LIBOR + 0.290%, 03/25/36 (b)	3,000,000	2,915,558
NovaStar Mortgage Funding Trust 2.665%, 1M LIBOR + 0.705%, 01/25/36 (b)	2,000,000	1,983,318
Soundview Home Loan Trust 2.151%, 1M LIBOR + 0.060%, 11/25/36 (144A) (b)	49,878	22,498

		13,440,133

Asset-Backed - Other—5.1%
Adagio CLO 0.660%, 3M EURIBOR + 0.660%, 10/15/29 (144A) (EUR) (b)	300,000	349,741
1.100%, 10/15/29 (144A) (EUR)	250,000	291,513
Amortizing Residential Collateral Trust 3.216%, 1M LIBOR + 1.125%, 08/25/32 (b)	857,142	842,361
AtriumI 3.192%, 3M LIBOR + 0.830%, 04/22/27 (144A) (b)	2,500,000	2,498,912
Avery Point CLO, Ltd. 3.460%, 3M LIBOR + 1.100%, 04/25/26 (144A) (b)	8,100,000	8,096,881
Babson Euro CLO B.V. 0.492%, 3M EURIBOR + 0.820%, 10/25/29 (144A) (EUR) (b)	700,000	817,031
Benefit Street Partners CLO, Ltd. 3.135%, 3M LIBOR + 0.780%, 07/18/27 (144A) (b)	1,300,000	1,297,637
Black Diamond CLO, Ltd. 0.650%, 3M EURIBOR + 0.650%, 10/03/29 (144A) (EUR) (b)	2,120,000	2,469,101
3.358%, 3M LIBOR + 1.050%, 10/03/29 (144A) (b)	1,370,000	1,363,927

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Carlyle Global Market Strategies Euro CLO, Ltd. 0.730%, 3M EURIBOR + 0.730%, 09/21/29 (144A) (EUR) (b)	300,000	$350,089
Catamaran CLO, Ltd. 3.216%, 3M LIBOR + 0.850%, 01/27/28 (144A) (b)	4,020,000	4,007,703
Cavalry CLO, Ltd. 3.198%, 3M LIBOR + 0.850%, 10/15/26 (144A) (b)	1,300,000	1,298,163
CIFC Funding, Ltd. 3.128%, 3M LIBOR + 0.780%, 04/15/27 (144A) (b)	5,860,000	5,835,898
CIT Mortgage Loan Trust 3.441%, 1M LIBOR + 1.350%, 10/25/37 (144A) (b)	4,735,764	4,775,650
CoreVest American Finance Trust 2.968%, 10/15/49 (144A)	1,083,177	1,061,384
Credit-Based Asset Servicing and Securitization LLC 2.211%, 1M LIBOR + 0.120%, 07/25/37 (144A) (b)	111,216	73,571
CSAB Mortgage-Backed Trust 5.720%, 09/25/36	589,734	342,531
CVP Cascade CLO-1, Ltd. 3.498%, 3M LIBOR + 1.150%, 01/16/26 (144A) (b)	1,135,618	1,135,288
CWABS Asset-Backed Certificates Trust 2.621%, 1M LIBOR + 0.530%, 02/25/36 (b)	4,900,000	4,861,475
Equity One Mortgage Pass-Through Trust 2.691%, 1M LIBOR + 0.600%, 04/25/34 (b)	103,963	94,576
First Franklin Mortgage Loan Trust 2.401%, 1M LIBOR + 0.310%, 07/25/36 (b)	3,300,000	3,128,099
Flagship, Ltd. 3.479%, 3M LIBOR + 1.120%, 01/20/26 (144A) (b)	4,799,071	4,796,777
GSAMP Trust 2.826%, 1M LIBOR + 0.735%, 09/25/35 (b)	295,629	288,915
Halcyon Loan Advisors Funding, Ltd. 3.279%, 3M LIBOR + 0.920%, 04/20/27 (144A) (b)	2,300,000	2,298,958
HSI Asset Securitization Corp. Trust 2.251%, 1M LIBOR + 0.160%, 05/25/37 (b)	437,800	430,262
Jamestown CLO, Ltd. 3.038%, 3M LIBOR + 0.690%, 07/15/26 (144A) (b)	4,030,843	4,028,944
3.573%, 3M LIBOR + 1.220%, 01/17/27 (144A) (b)	6,534,375	6,532,624
Jubilee CLO B.V. 0.511%, 3M EURIBOR + 0.840%, 07/12/28 (144A) (EUR) (b)	1,300,000	1,519,060
KVK CLO, Ltd. 3.248%, 3M LIBOR + 0.900%, 01/15/28 (144A) (b)	2,390,000	2,390,619
Long Beach Mortgage Loan Trust 2.551%, 1M LIBOR + 0.460%, 01/25/46 (b)	115,806	115,841
2.581%, 1M LIBOR + 0.490%, 08/25/35 (b)	683,640	683,709
Morgan Stanley ABS Capital, Inc. Trust 3.066%, 1M LIBOR + 0.975%, 07/25/34 (b)	79,973	79,073
Morgan Stanley IXIS Real Estate Capital Trust 2.141%, 1M LIBOR + 0.050%, 11/25/36 (b)	666	330
MP CLO, Ltd. 3.195%, 3M LIBOR + 0.840%, 04/18/27 (144A) (b)	840,000	839,770
OCP CLO, Ltd. 3.148%, 3M LIBOR + 0.800%, 07/15/27 (144A) (b)	3,100,000	3,095,145
3.182%, 3M LIBOR + 0.820%, 10/26/27 (144A) (b)	250,000	249,867
3.203%, 3M LIBOR + 0.850%, 04/17/27 (144A) (b)	1,700,000	1,695,111
OHA Credit Partners, Ltd. 3.369%, 3M LIBOR + 1.010%, 10/20/25 (144A) (b)	5,515,459	5,513,975

Asset-Backed - Other—(Continued)
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 2.581%, 1M LIBOR + 0.490%, 09/25/35 (b)	200,000	199,609
2.781%, 1M LIBOR + 0.690%, 05/25/35 (b)	372,262	373,156
3.141%, 1M LIBOR + 1.050%, 10/25/34 (b)	4,000,000	4,050,017
Penta CLO B.V. 0.790%, 3M EURIBOR + 0.790%, 08/04/28 (144A) (EUR) (b)	1,300,000	1,519,271
RAAC Trust 2.431%, 1M LIBOR + 0.340%, 08/25/36 (b)	764,000	759,283
Small Business Administration Participation Certificates 5.510%, 11/01/27	1,192,964	1,261,372
Sound Point CLO, Ltd. 3.208%, 3M LIBOR + 0.860%, 04/15/27 (144A) (b)	4,000,000	4,018,748
3.239%, 3M LIBOR + 0.880%, 07/20/27 (144A) (b)	1,200,000	1,197,140
Structured Asset Securities Corp. Mortgage Loan Trust 3.482%, 1M LIBOR + 1.500%, 04/25/35 (b)	212,041	207,511
THL Credit Wind River CLO, Ltd. 3.218%, 3M LIBOR + 0.870%, 10/15/27 (144A) (b)	400,000	399,790
Tralee CLO, Ltd. 3.389%, 3M LIBOR + 1.030%, 10/20/27 (144A) (b)	3,200,000	3,198,854
U.S. Residential Opportunity Fund Trust 3.352%, 11/27/37 (144A)	899,927	895,825
Venture CLO, Ltd. 3.168%, 3M LIBOR + 0.820%, 04/15/27 (144A) (b)	7,240,000	7,236,771
3.228%, 3M LIBOR + 0.880%, 07/15/27 (144A) (b)	2,700,000	2,696,374
Vericrest Opportunity Loan Trust LLC 3.125%, 09/25/47 (144A)	3,095,845	3,070,393
3.250%, 06/25/47 (144A)	110,651	110,033
3.375%, 04/25/47 (144A)	716,721	714,636
3.500%, 03/25/47 (144A)	532,593	530,769
Vibrant CLO, Ltd. 3.259%, 3M LIBOR + 0.900%, 07/24/24 (144A) (b)	4,805,681	4,805,714
Voya CLO, Ltd. 3.080%, 3M LIBOR + 0.720%, 07/25/26 (144A) (b)	5,800,000	5,795,859
WhiteHorse, Ltd. 3.563%, 3M LIBOR + 1.200%, 02/03/25 (144A) (b)	2,546,903	2,547,527
Z Capital Credit Partners CLO, Ltd. 3.298%, 3M LIBOR + 0.950%, 07/16/27 (144A) (b)	4,710,000	4,708,968

		129,848,131

Asset-Backed - Student Loan—1.0%
College Loan Corp. Trust 2.610%, 3M LIBOR + 0.250%, 01/25/24 (b)	900,000	889,636
Navient Student Loan Trust 3.241%, 1M LIBOR + 1.150%, 03/25/66 (144A) (b)	3,799,109	3,870,461
SLM Private Education Loan Trust 1.850%, 06/17/30 (144A)	1,670,087	1,657,805
4.323%, 1M LIBOR + 2.250%, 06/16/42 (144A) (b)	1,480,000	1,522,946
SLM Student Loan Trust
Zero Coupon, 3M EURIBOR + 0.260%, 12/15/23 (EUR) (b)	601,423	701,168
Zero Coupon, 3M EURIBOR + 0.270%, 06/17/24 (EUR) (b)	1,071,767	1,251,662
2.910%, 3M LIBOR + 0.550%, 10/25/64 (144A) (b)	3,700,000	3,686,304
3.860%, 3M LIBOR + 1.500%, 04/25/23 (b)	7,580,465	7,725,250

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—(Continued)
SoFi Professional Loan Program LLC 2.050%, 01/25/41 (144A)	4,378,981	$4,340,318

		25,645,550

Total Asset-Backed Securities (Cost $166,211,391)		168,933,814

Mortgage-Backed Securities—1.8%

Collateralized Mortgage Obligations—1.5%
Alternative Loan Trust 2.211%, 1M LIBOR + 0.120%, 06/25/36 (b)	1,383,497	1,286,906
Banc of America Funding Trust 2.304%, 1M LIBOR + 0.220%, 07/20/36 (b)	76,628	76,230
3.795%, 02/20/36 (b)	568,397	564,471
Banc of America Mortgage Trust 3.568%, 09/25/35 (b)	72,039	69,913
3.940%, 11/25/34 (b)	32,603	33,643
4.405%, 06/25/35 (b)	144,433	136,526
Bear Stearns Adjustable Rate Mortgage Trust 3.616%, 03/25/35 (b)	262,869	256,225
Bear Stearns ALT-A Trust 2.251%, 1M LIBOR + 0.160%, 02/25/34 (b)	153,846	153,749
3.791%, 09/25/35 (b)	953,344	779,437
Chase Mortgage Finance Trust 3.960%, 02/25/37 (b)	57,806	58,378
Citigroup Mortgage Loan Trust 2.160%, 1M LIBOR + 0.200%, 06/25/47 (144A) (b)	1,620,251	1,620,090
3.451%, 08/25/35 (b)	41,594	41,165
4.490%, 1Y CMT + 2.400%, 05/25/35 (b)	23,856	23,971
Countrywide Alternative Loan Trust 2.264%, 1M LIBOR + 0.180%, 02/20/47 (b)	879,139	720,321
2.271%, 1M LIBOR + 0.180%, 05/25/47 (b)	255,242	247,337
2.371%, 1M LIBOR + 0.280%, 12/25/35 (b)	26,327	25,098
5.500%, 06/25/25	486,052	487,930
Countrywide Home Loan Mortgage Pass-Through Trust 2.671%, 1M LIBOR + 0.580%, 04/25/35 (b)	597,367	573,820
3.636%, 11/20/34 (b)	176,614	176,744
3.679%, 08/25/34 (b)	103,593	97,660
4.074%, 11/19/33 (b)	12,755	12,898
Countrywide Home Reperforming Loan REMIC Trust 2.431%, 1M LIBOR + 0.340%, 06/25/35 (144A) (b)	78,123	75,186
Credit Suisse Mortgage Capital Certificates Zero Coupon, 10/26/36 (144A) (b)	124,480	112,286
2.241%, 1M LIBOR + 0.150%, 09/29/36 (144A) (b)	2,576,000	2,410,073
2.460%, 1M LIBOR + 0.500%, 11/30/37 (144A) (b)	2,600,000	2,273,197
Deutsche ALT-B Securities Mortgage Loan Trust 2.191%, 1M LIBOR + 0.100%, 10/25/36 (b)	22,366	17,341
5.869%, 10/25/36	394,095	372,317
5.886%, 10/25/36	394,095	372,312
Eurosail-UK plc 1.577%, 3M GBP LIBOR + 0.950%, 06/13/45 (GBP) (b)	2,451,980	3,235,580
First Horizon Alternative Mortgage Securities Trust 4.023%, 06/25/34 (b)	161,312	160,382

Collateralized Mortgage Obligations—(Continued)
GreenPoint Mortgage Funding Trust 2.631%, 1M LIBOR + 0.540%, 11/25/45 (b)	155,310	137,319
GreenPoint MTA Trust 2.531%, 1M LIBOR + 0.440%, 06/25/45 (b)	283,953	270,284
GSR Mortgage Loan Trust 3.573%, 12/25/34 (b)	820,654	827,027
3.678%, 09/25/35 (b)	203,705	207,539
3.718%, 11/25/35 (b)	443,800	411,596
3.776%, 01/25/35 (b)	148,393	146,481
3.837%, 05/25/35 (b)	375,213	364,815
HarborView Mortgage Loan Trust 2.525%, 1M LIBOR + 0.440%, 05/19/35 (b)	72,332	69,485
2.645%, 1M LIBOR + 0.560%, 02/19/36 (b)	148,473	124,003
2.684%, 1M LIBOR + 0.600%, 06/20/35 (b)	378,643	375,651
IndyMac INDA Mortgage Loan Trust 3.972%, 11/25/35 (b)	254,033	244,818
JPMorgan Mortgage Trust 3.373%, 07/27/37 (144A) (b)	700,062	625,025
3.664%, 08/25/35 (b)	300,154	292,100
3.786%, 08/25/35 (b)	233,922	235,659
3.800%, 09/25/35 (b)	66,661	66,029
3.814%, 06/25/35 (b)	518,207	513,933
3.936%, 07/25/35 (b)	148,403	151,438
3.977%, 02/25/35 (b)	234,068	233,021
3.982%, 07/25/35 (b)	145,490	148,977
Lehman XS Trust 2.361%, 1M LIBOR + 0.270%, 12/25/35 (b)	145,416	144,081
MASTR Adjustable Rate Mortgages Trust 3.603%, 12/25/33 (b)	87,717	85,236
3.915%, 11/21/34 (b)	139,070	142,775
Mellon Residential Funding Corp. Mortgage Pass-Through Trust 2.513%, 1M LIBOR + 0.440%, 12/15/30 (b)	27,632	26,762
2.773%, 1M LIBOR + 0.700%, 11/15/31 (b)	168,616	168,595
Merrill Lynch Mortgage Investors Trust 2.341%, 1M LIBOR + 0.250%, 11/25/35 (b)	30,462	29,482
2.982%, 1M LIBOR + 1.000%, 10/25/35 (b)	96,838	92,505
3.388%, 12/25/35 (b)	162,073	149,872
National Credit Union Administration Guaranteed Notes 2.475%, 1M LIBOR + 0.450%, 10/07/20 (b)	1,322,543	1,326,993
2.585%, 1M LIBOR + 0.560%, 12/08/20 (b)	3,077,309	3,094,074
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 3.141%, 1M LIBOR + 1.050%, 04/25/35 (b)	2,000,000	1,890,498
Residential Accredit Loans, Inc. 2.391%, 1M LIBOR + 0.300%, 08/25/35 (b)	116,825	102,247
2.918%, 12M MTA + 1.360%, 09/25/45 (b)	120,596	114,685
Sequoia Mortgage Trust 2.284%, 1M LIBOR + 0.200%, 07/20/36 (b)	860,904	820,756
2.785%, 1M LIBOR + 0.700%, 10/19/26 (b)	39,058	39,277
Structured Adjustable Rate Mortgage Loan Trust 2.958%, 12M MTA + 1.400%, 01/25/35 (b)	89,678	83,797
3.756%, 02/25/34 (b)	108,434	109,224
4.177%, 12/25/34 (b)	81,752	80,932
Structured Asset Mortgage Investments II Trust 2.281%, 1M LIBOR + 0.190%, 06/25/36 (b)	80,706	79,497

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Structured Asset Mortgage Investments II Trust 2.301%, 1M LIBOR + 0.210%, 05/25/36 (b)	38,389	$34,374
2.335%, 1M LIBOR + 0.250%, 07/19/35 (b)	140,603	137,175
2.745%, 1M LIBOR + 0.660%, 10/19/34 (b)	73,724	70,555
Swan Trust 3.310%, 1M BBSW + 1.300%, 04/25/41 (AUD) (b)	115,622	86,577
TBW Mortgage-Backed Trust 6.015%, 07/25/37	236,661	169,992
Thrones plc 2.254%, 3M GBP LIBOR + 1.500%, 07/20/44 (GBP) (b)	32,855	43,373
WaMu Mortgage Pass-Through Certificates Trust 2.274%, 12M MTA + 0.810%, 12/25/46 (b)	80,772	79,422
2.328%, 12M MTA + 0.770%, 05/25/47 (b)	357,753	338,911
2.395%, COFI + 1.500%, 07/25/46 (b)	562,442	547,529
2.395%, COFI + 1.500%, 11/25/46 (b)	177,742	173,913
2.558%, 12M MTA + 1.000%, 02/25/46 (b)	137,808	137,652
2.558%, 12M MTA + 1.000%, 08/25/46 (b)	5,236,289	4,902,635
2.758%, 12M MTA + 1.200%, 11/25/42 (b)	18,644	17,707
3.481%, 12/25/35 (b)	116,380	107,773
3.847%, 08/25/35 (b)	68,354	64,245
Wells Fargo Mortgage-Backed Securities Trust 3.720%, 11/25/34 (b)	94,795	95,771
3.768%, 03/25/36 (b)	68,883	66,450
3.933%, 04/25/36 (b)	350,310	355,631
3.988%, 09/25/34 (b)	162,016	165,958
4.190%, 04/25/36 (b)	171,832	159,519

		38,252,836

Commercial Mortgage-Backed Securities—0.3%
GS Mortgage Securities Trust 4.592%, 08/10/43 (144A)	25,000	25,617
Vornado DP LLC Trust 4.004%, 09/13/28 (144A)	7,000,000	7,134,649

		7,160,266

Total Mortgage-Backed Securities (Cost $42,159,685)		45,413,102

Municipals—0.0%
South Carolina Student Loan Corp. 2.440%, 12/01/23 (b)	537,971	537,756
Tobacco Settlement Finance Authority 7.467%, 06/01/47	700,000	697,543

Total Municipals (Cost $1,208,296)		1,235,299

Convertible Preferred Stock—0.0%

Banks—0.0%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	1,133,514

Floating Rate Loans (i)—0.0%
Security Description	Principal Amount*	Value

Hotels, Restaurants & Leisure—0.0%
Las Vegas Sands LLC
Term Loan B, 3.844%, 1M LIBOR + 1.750%, 03/27/25	98,492	$97,944

Pipelines—0.0%
Cheniere Energy Partners, L.P.
Delayed Draw Term Loan, 4.344%, 1M LIBOR + 2.250%, 02/25/20	200,000	200,740

Total Floating Rate Loans (Cost $298,729)		298,684

Short-Term Investments—8.9%

Certificate of Deposit—0.4%
Barclays Bank plc 0.000%, 09/04/18	10,000,000	9,994,379

Commercial Paper—0.9%
Bank of Montreal 1.024%, 07/03/18 (j)	6,300,000	4,791,335
Bank of Nova Scotia (The) 1.028%, 07/03/18 (j)	8,900,000	6,768,712
Entergy Corp. 2.730%, 07/09/18 (j)	4,400,000	4,397,254
HSBC Bank Canada 1.055%, 07/03/18 (j)	5,200,000	3,954,753
National Bank of Canada 1.015%, 07/03/18 (j)	300,000	228,159
Royal Bank of Canada 1.026%, 07/03/18 (j)	1,200,000	912,635
Toronto-Dominion Bank 1.026%, 07/03/18 (CAD) (j)	600,000	456,318
1.227%, 07/05/18 (CAD) (j)	700,000	532,328

		22,041,494

Foreign Government—1.9%
Argentina Treasury Bills 2.573%, 07/13/18 (j)	1,600,000	1,597,958
2.994%, 09/28/18 (j)	1,200,000	1,187,658
3.011%, 10/26/18 (j)	600,000	591,777
3.014%, 11/16/18 (j)	2,212,000	2,172,669
Japan Treasury Bill 0.000%, 07/30/18 (j)	4,770,000,000	43,087,643

		48,637,705

Repurchase Agreements—5.7%
JPMorgan Securities LLC
Repurchase Agreement dated 06/28/18 at 2.19% to be repurchased at $9,302,829 on 7/2/18, collateralized by $9,676,000 U.S. Treasury Bond at 1.875% due 01/31/22 with a value of $ 9,412,934.	9,300,000	9,300,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
JPMorgan Securities LLC Repurchase Agreement dated 06/29/18 at 2.09% to be repurchased at $136,939,739 on 7/3/18, collateralized by $140,459,000, U.S. Treasury Bond at 2.375% due 01/31/23 with a value of $138,363,352.	136,900,000	$136,900,000

		146,200,000

Total Short-Term Investments (Cost $227,687,037)		226,873,578

Total Purchased Options—0.0% (k) (Cost $365,263)		549,561

Total Investments—153.4% (Cost $4,036,935,000)		3,932,527,475
Other assets and liabilities (net)—(53.4)%		(1,369,369,629)

Net Assets—100.0%		$2,563,157,846

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of the security was pledged as collateral against open swap contracts contracts. As of June 30, 2018, the market value of securities pledged was $1,017,611.
(e)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(f)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2018, the market value of securities pledged was $13,389,688.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $4,270,218.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2018, the market value of restricted securities was $13,504,157, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(i)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	The rate shown represents current yield to maturity.
(k)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $219,230,949, which is 8.6% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Dominion Energy, Inc., 2.930%, 05/15/20	05/11/18	$6,100,000	$6,100,000	$6,106,283
Duke Energy Corp., 2.830%, 05/14/21	05/11/18	7,400,000	7,400,000	7,397,874

				$13,504,157

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 30 Yr. Pool	3.000%	TBA	$(52,700,000)	$(50,711,702)	$(51,051,064)

Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
United Kingdom Gilt Inflation Linked Bond	0.125%	03/22/46	GBP (2,265,083)	$(4,909,753)	$(4,729,454)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ARS	19,524,325	BNP	07/03/18	USD	711,269	$(36,270)
ARS	19,524,325	DBAG	07/03/18	USD	673,383	1,616
ARS	2,967,000	BNP	07/12/18	USD	101,090	486
ARS	16,557,325	SG	07/12/18	USD	594,091	(27,244)
ARS	5,395,000	SG	08/22/18	USD	260,000	(82,693)
ARS	48,042,449	BBP	09/26/18	USD	1,729,390	(203,406)
AUD	37,916,000	GSBU	07/03/18	USD	27,849,302	210,435
BRL	13,822,000	BNP	07/03/18	USD	3,584,730	(18,452)
BRL	20,912,000	BNP	07/03/18	USD	5,564,662	(169,061)
BRL	62,466,000	BNP	07/03/18	USD	17,175,144	(1,058,006)
BRL	42,511,000	CBNA	07/03/18	USD	11,352,614	(384,157)
BRL	111,900,000	DBAG	07/03/18	USD	29,021,215	(149,384)
BRL	20,281,000	JPMC	07/03/18	USD	5,719,402	(486,608)
BRL	62,930,000	JPMC	07/03/18	USD	17,010,407	(773,549)
CAD	22,338,000	UBSA	07/03/18	USD	16,812,757	178,838
COP	18,737,980,250	GSBU	07/17/18	USD	6,503,308	(114,325)
COP	18,737,980,250	CBNA	09/18/18	USD	6,343,149	27,926
EUR	50,365,195	BNP	07/03/18	USD	58,599,905	216,571
EUR	2,829,000	DBAG	07/03/18	USD	3,311,636	(7,930)
GBP	30,454,000	UBSA	07/03/18	USD	40,267,862	(76,182)
IDR	53,125,795,000	UBSA	09/19/18	USD	3,729,958	(61,268)
INR	481,476,027	BNP	09/19/18	USD	7,038,094	(74,605)
JPY	1,331,628,357	BNP	07/03/18	USD	12,260,670	(233,137)
JPY	1,331,628,357	JPMC	08/02/18	USD	12,093,226	(41,752)
MXN	3,873,000	CBNA	08/27/18	USD	184,899	8,446
MYR	506,797	BBP	09/19/18	USD	126,950	(1,683)
NZD	15,376,000	UBSA	07/03/18	USD	10,402,971	11,191
RUB	158,206,720	BBP	07/10/18	USD	2,516,198	1,123
RUB	369,507,040	JPMC	07/10/18	USD	5,775,623	103,823
RUB	155,572,855	GSBU	08/24/18	USD	2,468,862	(5,123)

Contracts to Deliver
ARS	19,524,325	BNP	07/03/18	USD	673,383	(1,616)
ARS	19,524,325	DBAG	07/03/18	USD	700,047	25,049
ARS	19,524,325	BNP	07/12/18	USD	705,104	36,680
ARS	82,960,571	BNP	08/27/18	USD	3,081,173	366,938
ARS	16,557,325	SG	09/26/18	USD	552,463	26,549
AUD	37,715,000	GSBU	07/03/18	USD	28,352,063	441,076
AUD	201,000	JPMC	07/03/18	USD	152,415	3,665
AUD	37,916,000	GSBU	08/02/18	USD	27,852,146	(210,482)
BRL	97,200,000	BNP	07/03/18	USD	27,731,812	2,652,795
BRL	42,511,000	CBNA	07/03/18	USD	11,025,209	56,751
BRL	83,600,000	DBAG	07/03/18	USD	23,913,673	2,343,654
BRL	28,300,000	DBAG	07/03/18	USD	8,540,045	1,238,232
BRL	83,211,000	JPMC	07/03/18	USD	21,580,736	111,085
BRL	90,830,000	BNP	10/02/18	USD	26,338,988	3,117,154
BRL	63,387,000	BNP	01/03/19	USD	17,175,256	1,098,610
BRL	21,595,000	BNP	01/03/19	USD	5,660,105	183,033
BRL	43,905,000	CBNA	01/03/19	USD	11,547,566	412,078
BRL	64,867,000	JPMC	01/03/19	USD	17,281,737	829,723
BRL	20,907,000	JPMC	01/03/19	USD	5,816,386	513,809
CAD	22,338,000	CBNA	07/03/18	USD	17,158,527	166,932
CAD	14,100,000	CBNA	07/03/18	USD	10,872,876	147,588
CAD	4,800,000	GSBU	07/03/18	USD	3,702,876	51,714
CAD	3,600,000	GSBU	07/03/18	USD	2,784,647	46,275
CAD	700,000	GSBU	07/05/18	USD	541,406	8,923

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	22,338,000	UBSA	08/02/18	USD	16,821,872	$(178,623)
CHF	155,000	GSBU	08/15/18	USD	156,496	(589)
CNH	84,228,391	GSBU	09/19/18	USD	13,174,890	513,688
COP	18,737,980,250	CBNA	07/17/18	USD	6,361,562	(27,421)
EUR	711,000	GSBU	07/03/18	USD	824,800	(5,506)
EUR	7,417,000	JPMC	07/03/18	USD	8,729,600	68,027
EUR	45,066,195	UBSA	07/03/18	USD	52,198,146	(430,157)
EUR	50,365,195	BNP	08/02/18	USD	58,730,351	(213,773)
GBP	30,454,000	CBNA	07/03/18	USD	40,347,682	156,002
GBP	30,454,000	UBSA	08/02/18	USD	40,324,872	78,402
INR	468,318,058	GSBU	09/19/18	USD	6,797,000	23,812
JPY	1,331,628,357	JPMC	07/03/18	USD	12,068,636	41,103
JPY	3,000,000,000	JPMC	07/30/18	USD	27,594,327	449,221
JPY	1,770,000,000	JPMC	07/30/18	USD	16,291,067	275,454
KRW	5,690,665,860	BBP	09/19/18	USD	5,137,000	17,999
KRW	5,706,293,700	GSBU	09/19/18	USD	5,347,979	214,920
MXN	60,547,550	CBNA	08/27/18	USD	3,153,567	130,949
NZD	15,376,000	JPMC	07/03/18	USD	10,631,189	217,027
NZD	15,376,000	UBSA	08/02/18	USD	10,403,079	(11,372)
RUB	527,713,760	CBNA	07/10/18	USD	8,344,778	(51,989)
RUB	158,206,720	BBP	08/24/18	USD	2,504,487	(962)
SGD	6,965,310	BBP	09/19/18	USD	5,137,000	16,386
TWD	155,286,373	BBP	09/19/18	USD	5,137,000	15,665

Net Unrealized Appreciation						$11,720,098

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	09/17/18	16	USD	3,901,800	$(10,621)
90 Day Eurodollar Futures	12/17/18	16	USD	3,894,400	(13,621)
90 Day Eurodollar Futures	03/18/19	16	USD	3,889,600	(15,621)
90 Day Eurodollar Futures	06/17/19	16	USD	3,885,800	(17,021)
90 Day Eurodollar Futures	09/16/19	16	USD	3,883,200	(17,621)
90 Day Eurodollar Futures	12/16/19	16	USD	3,881,400	(17,621)
Euro-Bund Futures	09/06/18	133	EUR	21,619,150	125,346
U.S. Treasury Note 10 Year Futures	09/19/18	597	USD	71,751,938	218,116
U.S. Treasury Note 2 Year Futures	09/28/18	32	USD	6,778,500	6,961
U.S. Treasury Note 5 Year Futures	09/28/18	63	USD	7,157,883	13,210

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	09/17/18	(57)	AUD	(7,373,615)	(73,697)
Australian 3 Year Treasury Bond Futures	09/17/18	(117)	AUD	(13,027,193)	(33,574)
Euro-BTP Futures	09/06/18	(39)	EUR	(4,962,360)	24,316
Call Options on 10 Year Euro-Bund Futures, Strike EUR 162.00	09/06/18	(206)	EUR	(280,160)	(210,446)
Put Options on 10 Year Euro-Bund Futures, Strike EUR 157.00	09/06/18	(103)	EUR	(5,150)	58,835
Euro-OAT Futures	09/06/18	(378)	EUR	(58,416,120)	(598,616)
Japanese Government 10 Year Bond Futures	09/12/18	(33)	JPY	(4,977,720,000)	(59,267)
U.S. Treasury Long Bond Futures	09/19/18	(911)	USD	(132,095,000)	(3,404,247)
U.S. Treasury Note Ultra 10 Year Futures	09/19/18	(878)	USD	(112,589,781)	6,720
U.S. Treasury Ultra Long Bond Futures	09/19/18	(29)	USD	(4,627,313)	(116,476)
United Kingdom Long Gilt Bond Futures	09/26/18	(454)	GBP	(55,869,240)	(605,988)

Net Unrealized Depreciation					$(4,740,933)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation
Put - OTC - 10-Year Interest Rate Swap	2.765%	MSCS	3M LIBOR	Receive	07/16/18	30,350,000	USD	30,350,000	$352,060	$547,575	$195,515

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Bond Futures	$170.000	08/24/18	435	USD	435,000	$3,719	$435	$(3,284)
Call - U.S. Treasury Bond Futures	169.000	08/24/18	430	USD	430,000	3,568	430	(3,138)
Put - U.S. Treasury Note 2-Year Futures	104.500	08/24/18	28	USD	56,000	239	28	(211)
Put - U.S. Treasury Note 2-Year Futures	104.625	08/24/18	4	USD	8,000	34	4	(30)
Put - U.S. Treasury Note 5-Year Futures	107.500	08/24/18	54	USD	54,000	462	422	(40)
Put - U.S. Treasury Note 5-Year Futures	107.750	08/24/18	8	USD	8,000	68	62	(6)
Put - U.S. Treasury Note 5-Year Futures	108.000	08/24/18	1	USD	1,000	8	8	—
Put - U.S. Treasury Note 10-Year Futures	106.000	09/21/18	440	USD	440,000	3,762	440	(3,322)
Put - U.S. Treasury Note 10-Year Futures	107.000	09/21/18	100	USD	100,000	855	100	(755)
Put - U.S. Treasury Note 10-Year Futures	107.500	09/21/18	56	USD	56,000	479	56	(423)
Put - U.S. Treasury Note 10-Year Futures	108.000	09/21/18	1	USD	1,000	9	1	(8)

Totals						$13,203	$1,986	$(11,217)

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
USD Call/MXN Put	MXN	21.10	CBNA	08/22/18	(9,254,000)	USD	(9,254,000)	$(103,367)	$(69,405)	$33,962

Inflation Capped Options	Initial Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Cap - CPI-U Index	233.916	JPMC	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10]	04/22/24	(35,000,000)	USD	(35,000,000)	$(254,625)	$(2,030)	$252,595
Cap - CPI-U Index	234.781	JPMC	Maximum of [(Final Index/Initial Index) - (1 + 4.000%)][10]	05/16/24	(2,800,000)	USD	(2,800,000)	(19,460)	(182)	19,278
Cap - HICP Index	100.151	GSBU	Maximum of [(Final Index/Initial Index) - (1 + 3.000%)][10]	06/22/35	(8,700,000)	EUR	(8,700,000)	(395,798)	(42,151)	353,647
Floor - OTC CPURNSA Index	0.00	MSCS	Maximum of ((1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	01/02/20	(201,300,000)	USD	(201,300,000)	(156,007)	(300,141)	(144,134)
Floor - OTC CPURNSA Index	216.687	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/20	(49,000,000)	USD	(49,000,000)	(436,720)	—	436,720
Floor - OTC CPURNSA Index	217.965	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/20	(4,700,000)	USD	(4,700,000)	(60,630)	—	60,630
Floor - OTC YOY CPURNSA Index	233.916	JPMC	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/20	(33,500,000)	USD	(33,500,000)	(378,550)	(30,418)	348,132
Floor - OTC YOY CPURNSA Index	238.643	JPMC	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/20	(14,900,000)	USD	(14,900,000)	(275,009)	(22,249)	252,760

Totals								$(1,976,799)	$(397,171)	$1,579,628

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - OTC - 5-Year Interest Rate Swap	3.250%	CBNA	3M LIBOR	Pay	12/04/18	(24,600,000)	USD	(24,600,000)	$(138,990)	$(90,051)	$48,939

Credit Default Swaptions	Strike Rate	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - 5 Yr. CDS	0.950%	BBP	CDX.NA.IG.30	Sell	07/18/18	(3,600,000)	USD	(3,600,000)	$(6,192)	$(479)	$5,713
Put - 5 Yr. CDS	0.950%	DBAG	CDX.NA.IG.30	Sell	07/18/18	(3,900,000)	USD	(3,900,000)	(6,484)	(519)	5,965
Put - 5 Yr. CDS	0.850%	CBNA	CDX.NA.IG.30	Sell	07/18/18	(4,400,000)	USD	(4,400,000)	(4,532)	(932)	3,600
Put - 5 Yr. CDS	0.750%	BNP	CDX.NA.IG.30	Sell	07/18/18	(6,800,000)	USD	(6,800,000)	(6,460)	(2,271)	4,189
Put - 5 Yr. CDS	0.900%	CBNA	CDX.NA.IG.30	Sell	09/19/18	(5,900,000)	USD	(5,900,000)	(8,407)	(6,479)	1,928
Put - 5 Yr. CDS	0.900%	BNP	CDX.NA.IG.30	Sell	09/19/18	(13,500,000)	USD	(13,500,000)	(17,550)	(14,824)	2,726
Put - 5 Yr. CDS	0.900%	BNP	ITRX.EUR.29	Sell	08/15/18	(20,100,000)	EUR	(20,100,000)	(38,654)	(27,741)	10,913
Put - 5 Yr. CDS	0.900%	CBNA	ITRX.EUR.29	Sell	09/19/18	(40,100,000)	EUR	(40,100,000)	(82,100)	(100,395)	(18,295)

Totals									$(170,379)	$(153,640)	$16,739

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Bond Futures	$146.500	07/27/18	(70)	USD	(70,000)	$(44,506)	$(31,719)	$12,787
Call - U.S. Treasury Bond Futures	146.000	07/27/18	(67)	USD	(67,000)	(40,748)	(39,780)	968
Call - U.S. Treasury Bond Futures	145.000	07/27/18	(63)	USD	(63,000)	(37,331)	(63,000)	(25,669)
Put - U.S. Treasury Bond Futures	141.000	07/27/18	(17)	USD	(17,000)	(16,449)	(1,328)	15,121
Put - U.S. Treasury Bond Futures	142.000	07/27/18	(21)	USD	(21,000)	(14,084)	(3,281)	10,803
Put - U.S. Treasury Bond Futures	143.000	07/27/18	(63)	USD	(63,000)	(41,399)	(19,688)	21,711

Totals						$(194,517)	$(158,796)	$35,721

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation(1)
Pay	3M CPURNSA	Maturity	1.788%	Maturity	07/18/26	MSCS	USD	1,400,000	$(75,733)	$—	$(75,733)
Pay	3M CPURNSA	Maturity	1.800%	Maturity	07/20/26	MSCS	USD	6,500,000	(342,699)	—	(342,699)
Pay	3M CPURNSA	Maturity	1.805%	Maturity	09/20/26	MSCS	USD	2,300,000	(118,840)	—	(118,840)
Pay	3M CPURNSA	Maturity	1.810%	Maturity	07/19/26	MSCS	USD	12,600,000	(653,341)	—	(653,341)
Receive	3M CPURNSA	Maturity	2.560%	Maturity	05/08/23	DBAG	USD	12,300,000	(940,054)	—	(940,054)

Totals									$(2,130,667)	$—	$(2,130,667)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	FRCPXT	Annually	1.350%	Annually	01/15/23	EUR	7,400,000	$(39,925)	$2,388	$(42,313)
Pay	FRCPXT	Annually	1.575%	Annually	01/15/28	EUR	3,100,000	(12,747)	—	(12,747)
Pay	FRCPXT	Annually	1.590%	Annually	02/15/28	EUR	13,200,000	(19,519)	(376)	(19,143)
Pay	FRCPXT	Annually	1.606%	Annually	02/15/28	EUR	1,920,000	1,047	—	1,047
Pay	FRCPXT	Annually	1.910%	Annually	01/15/38	EUR	2,280,000	27,201	6,477	20,724
Pay	12M CPI	Annually	2.143%	Annually	04/25/20	USD	2,320,000	(35)	—	(35)
Pay	12M CPI	Annually	2.156%	Annually	10/17/27	USD	10,000,000	(246,604)	—	(246,604)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPI	Annually	2.335%	Annually	02/05/28	USD	13,090,000	$(2,816)	$28,402	$(31,218)
Pay	12M CPI	Annually	2.353%	Annually	05/09/28	USD	4,030,000	493	—	493
Pay	12M CPI	Annually	2.360%	Annually	05/09/28	USD	6,060,000	5,106	—	5,106
Pay	12M CPI	Annually	2.364%	Annually	05/10/28	USD	6,160,000	7,045	—	7,045
Pay	12M CPTFE	Maturity	1.505%	Maturity	06/26/21	EUR	2,600,000	(1,826)	—	(1,826)
Pay	12M CPTFE	Maturity	1.535%	Maturity	06/15/23	EUR	47,700,000	22,046	(2,980)	25,026
Pay	12M CPTFE	Maturity	1.620%	Maturity	05/15/28	EUR	6,170,000	4,134	387	3,747
Pay	12M HICP	Annually	1.535%	Annually	03/15/28	EUR	3,800,000	(26,125)	—	(26,125)
Pay	12M HICP	Maturity	1.946%	Maturity	03/15/48	EUR	2,100,000	(24,861)	5,193	(30,054)
Pay	12M CPI	Maturity	2.370%	Maturity	06/06/28	USD	6,400,000	44	(1,137)	1,181
Pay	1M UKRPI	Maturity	3.140%	Maturity	04/15/31	GBP	600,000	(35,791)	(63,551)	27,760
Pay	1M UKRPI	Annually	3.300%	Annually	12/15/30	GBP	4,500,000	(18,317)	(213,641)	195,324
Pay	1M UKRPI	Maturity	3.325%	Maturity	08/15/30	GBP	24,200,000	398,995	(197,470)	596,465
Pay	1M UKRPI	Maturity	3.350%	Maturity	05/15/30	GBP	14,000,000	451,614	1,788	449,826
Pay	1M UKRPI	Annually	3.358%	Annually	04/15/35	GBP	2,900,000	67,229	(64,562)	131,791
Pay	1M UKRPI	Annually	3.400%	Annually	06/15/30	GBP	18,500,000	736,591	57,523	679,068
Pay	1M UKRPI	Annually	3.470%	Annually	09/15/32	GBP	7,240,000	174,240	(23,095)	197,335
Pay	1M UKRPI	Maturity	3.530%	Maturity	10/15/31	GBP	580,000	22,309	15,822	6,487
Pay	3M CPURNSA	Annually	1.730%	Annually	07/26/26	USD	7,500,000	(445,461)	(402,024)	(43,437)
Pay	3M CPURNSA	Annually	1.780%	Annually	09/15/26	USD	5,000,000	(270,015)	(242,701)	(27,314)
Pay	3M CPURNSA	Annually	1.801%	Annually	09/12/26	USD	5,870,000	(303,460)	(271,133)	(32,327)
Pay	3M CPURNSA	Annually	2.150%	Annually	09/25/27	USD	4,500,000	(115,047)	—	(115,047)
Pay	3M CPURNSA	Annually	2.180%	Annually	09/20/27	USD	4,490,000	(100,377)	—	(100,377)
Pay	3M LIBOR	Quarterly	2.000%	Semi-Annually	06/20/23	USD	75,900,000	(3,165,859)	(2,932,218)	(233,641)
Pay	3M LIBOR	Quarterly	2.250%	Semi-Annually	12/20/22	USD	81,000,000	(2,193,495)	102,021	(2,295,516)
Pay	3M LIBOR	Quarterly	2.250%	Semi-Annually	06/20/28	USD	36,690,000	(2,282,795)	(2,521,835)	239,040
Pay	3M LIBOR	Quarterly	2.500%	Semi-Annually	12/19/23	USD	20,900,000	(432,480)	(168,036)	(264,444)
Pay	3M LIBOR	Quarterly	2.670%	Semi-Annually	11/19/23	USD	14,000,000	(175,331)	—	(175,331)
Pay	3M LIBOR	Quarterly	2.678%	Semi-Annually	10/25/23	USD	16,600,000	(197,109)	—	(197,109)
Pay	3M LIBOR	Quarterly	2.681%	Semi-Annually	12/12/23	USD	14,000,000	(171,724)	—	(171,724)
Pay	BRL CDI	Maturity	11.970%	Maturity	01/04/27	BRL	29,500,000	88,616	6,687	81,929
Receive	12M CPI	Annually	1.000%	Annually	04/15/20	EUR	1,190,000	5,926	—	5,926
Receive	12M CPI	Annually	1.345%	Annually	06/15/21	EUR	4,900,000	1,759	—	1,759
Receive	12M CPI	Annually	1.925%	Annually	05/08/19	USD	7,630,000	10,917	—	10,917
Receive	12M CPI	Annually	1.980%	Annually	04/10/19	USD	14,310,000	17,692	—	17,692
Receive	12M CPI	Annually	2.069%	Annually	07/15/22	USD	4,500,000	63,587	—	63,587
Receive	12M CPI	Annually	2.070%	Annually	03/23/19	USD	13,480,000	21,540	781	20,759
Receive	12M CPI	Annually	2.168%	Annually	07/15/20	USD	13,200,000	67,659	—	67,659
Receive	12M CPI	Annually	2.210%	Annually	02/05/23	USD	25,780,000	162,499	—	162,499
Receive	12M CPI	Annually	2.263%	Annually	04/27/23	USD	17,820,000	21,981	(2,800)	24,781
Receive	12M CPI	Annually	2.263%	Annually	05/09/23	USD	4,030,000	7,356	—	7,356
Receive	12M CPI	Annually	2.281%	Annually	05/10/23	USD	6,160,000	6,238	—	6,238
Receive	12M HICP	Maturity	1.710%	Maturity	03/15/33	EUR	2,100,000	5,206	(2,813)	8,019
Receive	1D FEDRC	Annually	2.428%	Annually	12/20/47	USD	2,000,000	14,178	—	14,178
Receive	1D FEDRC	Annually	2.478%	Annually	12/20/47	USD	4,834,000	(16,683)	17,887	(34,570)
Receive	1D FEDRC	Annually	2.499%	Annually	12/20/47	USD	1,590,000	(12,556)	—	(12,556)
Receive	1M UKRPI	Annually	3.428%	Annually	03/15/47	GBP	8,610,000	(40,973)	459,191	(500,164)
Receive	1M UKRPI	Monthly	3.585%	Monthly	10/15/46	GBP	5,230,000	(672,943)	(398,518)	(274,425)
Receive	3M CPURNSA	Annually	1.550%	Annually	07/26/21	USD	7,500,000	273,185	253,846	19,339
Receive	3M CPURNSA	Annually	1.603%	Annually	09/12/21	USD	5,870,000	193,502	176,800	16,702
Receive	1D FEDRC	Annually	2.000%	Annually	12/15/47	USD	9,630,000	927,249	22,083	905,166
Receive	3M CPURNSA	Annually	2.021%	Annually	11/25/20	USD	10,400,000	111,960	—	111,960
Receive	3M CPURNSA	Annually	2.027%	Annually	11/23/20	USD	11,000,000	116,502	—	116,502
Receive	3M LIBOR	Semi-Annually	1.750%	Quarterly	06/20/20	USD	77,900,000	1,554,766	1,524,903	29,863
Receive	3M LIBOR	Semi-Annually	1.750%	Quarterly	12/21/26	USD	35,540,000	3,120,949	(1,149,612)	4,270,561
Receive	3M LIBOR	Semi-Annually	1.850%	Quarterly	07/27/26	USD	13,350,000	648,874	—	648,874
Receive	3M LIBOR	Semi-Annually	2.000%	Quarterly	12/20/19	USD	600,000	6,133	(4,252)	10,385

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	Semi-Annually	2.000%	Quarterly	07/27/26	USD	87,400,000	$3,682,394	$1,487,733	$2,194,661
Receive	3M LIBOR	Semi-Annually	2.150%	Quarterly	06/19/48	USD	8,200,000	1,407,522	—	1,407,522
Receive	3M LIBOR	Semi-Annually	2.250%	Semi-Annually	06/20/28	USD	35,200,000	2,081,196	1,942,431	138,765
Receive	3M LIBOR	Semi-Annually	2.300%	Quarterly	04/21/26	USD	34,400,000	1,006,308	—	1,006,308
Receive	3M LIBOR	Semi-Annually	2.300%	Quarterly	04/27/26	USD	41,300,000	1,207,877	—	1,207,877
Receive	3M LIBOR	Semi-Annually	2.400%	Quarterly	03/16/26	USD	12,900,000	321,745	—	321,745
Receive	3M LIBOR	Semi-Annually	2.400%	Quarterly	12/07/26	USD	12,100,000	301,499	137,159	164,340
Receive	3M LIBOR	Semi-Annually	2.500%	Quarterly	06/20/48	USD	22,090,000	2,182,295	2,666,797	(484,502)
Receive	3M LIBOR	Semi-Annually	2.750%	Quarterly	12/19/48	USD	300,000	14,477	8,036	6,441
Receive	3M LIBOR	Semi-Annually	3.100%	Quarterly	04/17/28	USD	2,970,000	(9,059)	(18,759)	9,700
Receive	3M NZDBB	Semi-Annually	3.250%	Quarterly	03/21/28	NZD	8,400,000	(122,683)	25,634	(148,317)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	3,280,000,000	(118,738)	(59,362)	(59,376)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	450,000,000	(8,955)	(7,027)	(1,928)
Receive	6M LIBOR	Semi-Annually	0.450%	Semi-Annually	03/20/29	JPY	2,270,000,000	(221,620)	(123,466)	(98,154)
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	09/19/28	GBP	10,000,000	62,458	254,522	(192,064)
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	12/21/45	JPY	143,000,000	(231,964)	(215,769)	(16,195)
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	03/21/68	GBP	40,000	419	(2,925)	3,344
Receive	6M LIBOR	Semi-Annually	1.750%	Semi-Annually	09/19/48	GBP	9,940,000	(395,797)	(623,561)	227,764

Totals								$9,500,868	$(509,132)	$10,010,000

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.30	(5.000%)	Quarterly	06/20/23	3.615%	USD	24,718,000	$(1,420,148)	$(1,581,336)	$161,188
ITRX.EUR.26	(1.000%)	Quarterly	12/20/21	0.468%	EUR	13,800,000	(298,671)	(223,083)	(75,588)
ITRX.EUR.28	(1.000%)	Quarterly	12/20/22	0.641%	EUR	38,300,000	$(711,558)	(1,068,020)	356,462

Net Unrealized Appreciation							$(2,430,377)	$(2,430,377)	$442,062

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation
Daimler AG 0.625%, due 03/05/20	1.000%	Quarterly	12/20/20	0.469%	EUR	890,000	$13,783	$14,752	$(969)

OTC Credit Default Swaps on Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Federative Republic of Brazil 4.250%, due 01/07/25	1.000%	Quarterly	06/20/21	CBNA	1.881%	USD	800,000	$(19,715)	$(69,202)	$49,487
Federative Republic of Brazil 4.250%, due 01/07/25	1.000%	Quarterly	06/20/21	DBAG	1.881%	USD	1,200,000	(29,573)	(103,310)	73,737
Federative Republic of Brazil 4.250%, due 01/07/25	1.000%	Quarterly	06/20/22	CBNA	2.295%	USD	2,600,000	(122,129)	(164,239)	42,110

Totals								$(171,417)	$(336,751)	$165,334

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
CMBX.NA.AAA.8	0.500%	Monthly	10/17/57	DBAG	0.000%	USD	7,900,000	$24,126	$(496,449)	$520,575
CMBX.NA.AAA.8	0.500%	Monthly	10/17/57	GSI	0.000%	USD	900,000	2,748	(46,594)	49,342

Totals								$26,874	$(543,043)	$569,917

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(SG)—	Societe Generale Paris
(UBSA)—	UBS AG

Currencies

(DKK)—	Danish Krone
(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

Index Abbreviations

(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index
(BBSW)—	Bank Bill Swap Rate
(CDI)—	Brazil Interbank Deposit Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX)—	Commercial Mortgage-Backed Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMT)—	Constant Maturity Treasury Index
(COFI)—	11th District Cost of Funds Index
(CPI)—	U.S. Consumer Price Index
(CPI-U)—	U.S. Consumer Price Index for All Urban Consumers
(CPTFE)—	Eurozone HICP ex-Tobacco Index
(CPURNSA)—	U.S. Consumer Price for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro Interbank Offered Rate
(FEDRC)—	U.S. Federal Funds Rate Compounded
(FRCPXT)—	France Consumer Price ex-Tobacco Index
(HICP)—	Harmonized Index of Consumer Prices
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(NZDBB)—	New Zealand Dollar Bank Bill Index
(UKRPI)—	United Kingdom Retail Price Index
(YOY)—	Year-over-Year Options

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,076,687,678	$—	$3,076,687,678
Total Foreign Government*	—	217,082,631	—	217,082,631
Total Corporate Bonds & Notes*	—	194,319,614	—	194,319,614
Total Asset-Backed Securities*	—	168,933,814	—	168,933,814
Total Mortgage-Backed Securities*	—	45,413,102	—	45,413,102
Total Municipals	—	1,235,299	—	1,235,299
Total Convertible Preferred Stock*	1,133,514	—	—	1,133,514
Total Floating Rate Loans*	—	298,684	—	298,684
Total Short-Term Investments*	—	226,873,578	—	226,873,578
Purchased Options
Interest Rate Swaptions at Value	—	547,575	—	547,575
Options on Exchange-Traded Futures Contracts at Value	1,986	—	—	1,986
Total Purchased Options	$1,986	$547,575	$—	$549,561
Total Investments	$1,135,500	$3,931,391,975	$—	$3,932,527,475

Total Forward Sales Commitments	$—	$(55,780,518)	$—	$(55,780,518)
Secured Borrowings (Liability)	$—	$(1,654,750,532)	$—	$(1,654,750,532)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$16,857,423	$—	$16,857,423
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,137,325)	—	(5,137,325)
Total Forward Contracts	$—	$11,720,098	$—	$11,720,098
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$453,504	$—	$—	$453,504
Futures Contracts (Unrealized Depreciation)	(5,194,437)	—	—	(5,194,437)
Total Futures Contracts	$(4,740,933)	$—	$—	$(4,740,933)
Written Options
Credit Default Swaptions at Value	$—	$(153,640)	$—	$(153,640)
Foreign Currency Written Options at Value	—	(69,405)	—	(69,405)
Inflation Capped Options at Value	—	(397,171)	—	(397,171)
Interest Rate Swaptions at Value	—	(90,051)	—	(90,051)
Options on Exchange-Traded Futures Contracts at Value	(158,796)	—	—	(158,796)
Total Written Options	$(158,796)	$(710,267)	$—	$(869,063)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$16,416,233	$—	$16,416,233
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(5,965,140)	—	(5,965,140)
Total Centrally Cleared Swap Contracts	$—	$10,451,093	$—	$10,451,093
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$26,874	$—	$26,874
OTC Swap Contracts at Value (Liabilities)	—	(2,302,084)	—	(2,302,084)
Total OTC Swap Contracts	$—	$(2,275,210)	$—	$(2,275,210)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a)	$3,932,527,475
Cash	2,659,819
Cash denominated in foreign currencies (b)	5,730,361
Cash collateral (c)	2,662,000
OTC swap contracts at market value (d)	26,874
Unrealized appreciation on forward foreign currency exchange contracts	16,857,423
Receivable for:
Investments sold	899,179,955
TBA securities sold (e)	336,377,856
Fund shares sold	216,435
Principal paydowns	149,694
Interest	10,921,557
Variation margin on futures contracts	578,829
Interest on OTC swap contracts	84,913
Variation margin on centrally cleared swap contracts	865,302
Other assets	24,571

Total Assets	5,208,863,064
Liabilities
Written options at value (f)	869,063
Forward sales commitments, at value	55,780,518
Secured borrowings	1,652,594,871
OTC swap contracts at market value (g)	2,302,084
Cash collateral (h)	22,369,000
Unrealized depreciation on forward foreign currency exchange contracts	5,137,325
Payables for:
Investments purchased	189,774,961
TBA securities purchased	711,168,932
Fund shares redeemed	1,502,895
Deferred dollar roll income	2,155,661
Premium on purchased options	22,005
Interest on forward sales commitments	142,486
Accrued Expenses:
Management fees	960,266
Distribution and service fees	242,020
Deferred trustees’ fees	125,634
Other expenses	557,497

Total Liabilities	2,645,705,218

Net Assets	$2,563,157,846

Net Assets Consist of:
Paid in surplus	$2,946,364,583
Undistributed net investment income	55,232,591
Accumulated net realized loss	(350,531,463)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(87,907,865)

Net Assets	$2,563,157,846

Net Assets
Class A	$1,373,653,785
Class B	1,163,066,504
Class E	26,437,557
Capital Shares Outstanding*
Class A	140,858,608
Class B	120,198,000
Class E	2,725,625
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.75
Class B	9.68
Class E	9.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,036,935,000.
(b)	Identified cost of cash denominated in foreign currencies was $6,076,966.
(c)	Includes collateral of $1,881,000 for futures contracts and $781,000 for centrally cleared swap contracts.
(d)	Net premium received on OTC swap contracts was $543,043.
(e)	Included within TBA securities sold is $50,711,702 related to TBA forward sale commitments.
(f)	Premiums received on written options were $2,584,052.
(g)	Net premium received on OTC swap contracts was $336,751.
(h)	Includes collateral of $6,810,000 for secured borrowing transactions, $13,033,000 for OTC swap contracts and $2,526,000 for TBAs.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends	$33,750
Interest (a)	62,248,701

Total investment income	62,282,451
Expenses
Management fees	6,114,864
Administration fees	40,823
Custodian and accounting fees	172,660
Distribution and service fees—Class B	1,476,152
Distribution and service fees—Class E	19,978
Interest expense	9,260,761
Audit and tax services	68,497
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	80,544
Insurance	8,502
Miscellaneous	26,056

Total expenses	17,311,122
Less management fee waiver	(228,527)

Net expenses	17,082,595

Net Investment Income	45,199,856

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(42,363,158)
Purchased options	(773,299)
Futures contracts	6,010,033
Written options	2,220,366
Swap contracts	5,371,540
Foreign currency transactions	(1,285,744)
Forward foreign currency transactions	(1,986,857)

Net realized loss	(32,807,119)

Net change in unrealized appreciation (depreciation) on:
Investments	(44,422,502)
Purchased Options	1,263,016
Futures contracts	(5,290,622)
Written options	(388,850)
Swap contracts	5,180,228
Foreign currency transactions	(169,639)
Forward foreign currency transactions	22,719,741

Net change in unrealized depreciation	(21,108,628)

Net realized and unrealized loss	(53,915,747)

Net Decrease in Net Assets From Operations	$(8,715,891)

(a)	Net of foreign withholding taxes of $599.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$45,199,856	$75,819,006
Net realized loss	(32,807,119)	(22,802,131)
Net change in unrealized appreciation (depreciation)	(21,108,628)	41,569,419

Increase (decrease) in net assets from operations	(8,715,891)	94,586,294

From Distributions to Shareholders
Net investment income
Class A	(25,053,866)	(24,991,933)
Class B	(18,321,345)	(19,221,505)
Class E	(438,923)	(501,956)

Total distributions	(43,814,134)	(44,715,394)

Decrease in net assets from capital share transactions	(40,386,754)	(28,819,743)

Total increase (decrease) in net assets	(92,916,779)	21,051,157

Net Assets
Beginning of period	2,656,074,625	2,635,023,468

End of period	$2,563,157,846	$2,656,074,625

Undistributed net investment income
End of period	$55,232,591	$53,846,869

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	4,444,005	$43,846,074	5,427,520	$53,554,068
Reinvestments	2,593,568	25,053,866	2,563,275	24,991,933
Redemptions	(7,345,705)	(72,226,474)	(8,539,454)	(84,445,077)

Net decrease	(308,132)	$(3,326,534)	(548,659)	$(5,899,076)

Class B
Sales	2,837,269	$27,653,646	7,735,783	$75,633,943
Reinvestments	1,910,463	18,321,345	1,985,693	19,221,505
Redemptions	(8,412,406)	(81,896,343)	(11,562,742)	(113,182,695)

Net decrease	(3,664,674)	$(35,921,352)	(1,841,266)	$(18,327,247)

Class E
Sales	122,362	$1,192,763	349,708	$3,429,870
Reinvestments	45,674	438,923	51,748	501,956
Redemptions	(283,816)	(2,770,554)	(868,244)	(8,525,246)

Net decrease	(115,780)	$(1,138,868)	(466,788)	$(4,593,420)

Decrease derived from capital shares transactions		$(40,386,754)		$(28,819,743)

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Six Months Ended June 30, 2018 (Unaudited)

Cash Flows From Operating Activities
Net Decrease in Net Assets from Operations	$(8,715,891)

Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/ (used in) operating activities:
Investments purchased	(4,610,952,221)
Proceeds from investments sold	4,640,719,631
Sales of short-term investments, net	286,555,170
Net amortization/accretion of premium (discount)	(38,748,060)
Proceeds received on forward sales commitments, net	(21,881,027)
Premium received on open written options, net	2,259,993
Decrease in interest receivable	4,518,814
Decrease in cash collateral, asset	1,000
Decrease in OTC swap contracts at market value, asset	11,336
Increase in unrealized appreciation on forward foreign currency exchange contracts	(13,890,805)
Decrease in receivable for investments sold	592,484,050
Increase in receivable for TBA securities sold	(153,309,418)
Increase in receivable for principal paydowns	(149,512)
Decrease in receivable for variation margin on centrally cleared swap contracts	1,247,301
Decrease in receivable for premium on written options	450,391
Decrease in receivable for variation margin on futures contracts	604,664
Decrease in receivable for deferred dollar roll income, asset	275,362
Increase in interest receivable on OTC swap contracts	(83,284)
Decrease in other assets and prepaid expenses	10,467
Decrease in OTC swap contracts at market value, liability	(167,507)
Increase in cash collateral, liability	21,719,000
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(8,828,936)
Decrease in payable for investments purchased	(181,848,720)
Increase in payable for TBA securities purchased	434,933,041
Increase in payable for deferred dollar roll income, liability	2,155,661
Increase in payable for interest on forward sale commitments	142,486
Decrease in accrued management fees	(61,233)
Decrease in accrued distribution and service fees	(20,124)
Increase in payable for premium on purchased options	19,298
Decrease in deferred trustee’s fees	(4,235)
Increase in other expenses	33,381
Net realized loss from investments, purchased options and written options	40,916,091
Net change in unrealized (appreciation) depreciation on investments, purchased options and written options	43,548,336

Net cash provided by operating activities	$1,033,944,500

Cash Flows From Financing Activities
Proceeds from shares sold, including decrease in receivable for shares sold	72,860,939
Payment on shares redeemed, including increase in payable for shares redeemed	(156,473,333)
Decrease in due to custodian bank	(198,624)
Proceeds from issuance of reverse repurchase agreements	(8,526,000)
Repayment of reverse repurchase agreements	8,526,000
Proceeds from secured borrowings	9,166,896,324
Repayment of secured borrowings	(10,112,763,340)

Net cash used in financing activities	$(1,029,678,034)

Net increase in cash and foreign currency (a)	$4,266,466

Cash and cash in foreign currency at beginning of year	$4,123,714

Cash and cash in foreign currency at end of year	$8,390,180

Supplemental disclosure of cash flow information:
Non-cash financing activities included herein consist of reinvestment of dividends and distributions:	$(43,814,134)

Cash paid for interest and fees on borrowings:	$9,260,761

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(261,385).

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$9.96		$9.77	$9.30		$10.07		$9.95	$11.83

Income (Loss) from Investment Operations
Net investment income (a)	0.18		0.29	0.23		0.07		0.24	0.09
Net realized and unrealized gain (loss) on investments	(0.21)		0.08	0.24		(0.33)		0.07	(1.07)

Total from investment operations	(0.03)		0.37	0.47		(0.26)		0.31	(0.98)

Less Distributions
Distributions from net investment income	(0.18)		(0.18)	0.00		(0.51)		(0.19)	(0.27)
Distributions from net realized capital gains	0.00		0.00	0.00		0.00		0.00	(0.63)

Total distributions	(0.18)		(0.18)	0.00		(0.51)		(0.19)	(0.90)

Net Asset Value, End of Period	$9.75		$9.96	$9.77		$9.30		$10.07	$9.95

Total Return (%) (b)	(0.28	)(c)	3.81	5.05	(d)	(2.71	)(d)	3.08 (d)	(8.98)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.22	(e)	0.96	0.75		0.61		0.56	0.55
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	(e)	0.51	0.51		0.51		0.51	0.50
Net ratio of expenses to average net assets (%) (f)(g)	1.21	(e)	0.95	0.75		0.61		0.56	0.55
Net ratio of expenses to average net assets excluding interest expense (%) (f)(g)	0.49	(e)	0.49	0.50		0.50		0.51	0.50
Ratio of net investment income to average net assets (%)	3.62	(e)	2.96	2.32		0.71		2.39	0.83
Portfolio turnover rate (%)	135	(c)(h)	133 (h)	120	(h)	64		43	44 (h)
Net assets, end of period (in millions)	$1,373.7		$1,405.7	$1,385.2		$1,445.5		$1,579.7	$1,731.8

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015		2014	2013
Net Asset Value, Beginning of Period	$9.87		$9.69	$9.24		$10.01		$9.88	$11.76

Income (Loss) from Investment Operations
Net investment income (a)	0.16		0.27	0.20		0.04		0.22	0.06
Net realized and unrealized gain (loss) on investments	(0.20)		0.06	0.25		(0.32)		0.07	(1.07)

Total from investment operations	(0.04)		0.33	0.45		(0.28)		0.29	(1.01)

Less Distributions
Distributions from net investment income	(0.15)		(0.15)	0.00		(0.49)		(0.16)	(0.24)
Distributions from net realized capital gains	0.00		0.00	0.00		0.00		0.00	(0.63)

Total distributions	(0.15)		(0.15)	0.00		(0.49)		(0.16)	(0.87)

Net Asset Value, End of Period	$9.68		$9.87	$9.69		$9.24		$10.01	$9.88

Total Return (%) (b)	(0.45	) (c)	3.47	4.87	(d)	(3.00	) (d)	2.89	(9.27)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.47	(e)	1.21	1.00		0.86		0.81	0.80
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	(e)	0.76	0.76		0.76		0.76	0.75
Net ratio of expenses to average net assets (%) (f)(g)	1.46	(e)	1.20	1.00		0.86		0.81	0.80
Net ratio of expenses to average net assets excluding interest expense (%) (f)(g)	0.74	(e)	0.74	0.75		0.75		0.76	0.75
Ratio of net investment income to average net assets (%)	3.36	(e)	2.71	2.07		0.46		2.14	0.58
Portfolio turnover rate (%)	135	(c)(h)	133 (h)	120	(h)	64		43	44 (h)
Net assets, end of period (in millions)	$1,163.1		$1,222.2	$1,217.7		$1,257.5		$1,437.0	$1,593.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015		2014	2013
Net Asset Value, Beginning of Period	$9.90		$9.71		$9.26		$10.02		$9.90	$11.78

Income (Loss) from Investment Operations
Net investment income (a)	0.17		0.28		0.21		0.05		0.23	0.07
Net realized and unrealized gain (loss) on investments	(0.21)		0.07		0.24		(0.31)		0.06	(1.07)

Total from investment operations	(0.04)		0.35		0.45		(0.26)		0.29	(1.00)

Less Distributions
Distributions from net investment income	(0.16)		(0.16)		0.00		(0.50)		(0.17)	(0.25)
Distributions from net realized capital gains	0.00		0.00		0.00		0.00		0.00	(0.63)

Total distributions	(0.16)		(0.16)		0.00		(0.50)		(0.17)	(0.88)

Net Asset Value, End of Period	$9.70		$9.90		$9.71		$9.26		$10.02	$9.90

Total Return (%) (b)	(0.26	) (c)	3.66	(d)	4.86	(d)	(2.80	) (d)	2.89 (d)	(9.17)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.37	(e)	1.11		0.90		0.76		0.71	0.70
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	(e)	0.66		0.66		0.66		0.66	0.65
Net ratio of expenses to average net assets (%) (f)(g)	1.36	(e)	1.10		0.90		0.76		0.71	0.70
Net ratio of expenses to average net assets excluding interest expense (%) (f)(g)	0.64	(e)	0.64		0.65		0.65		0.66	0.65
Ratio of net investment income to average net assets (%)	3.45	(e)	2.81		2.16		0.51		2.24	0.68
Portfolio turnover rate (%)	135	(c)(h)	133	(h)	120	(h)	64		43	44 (h)
Net assets, end of period (in millions)	$26.4		$28.1		$32.1		$32.8		$41.7	$48.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on average net assets was 0.01% for the six months ended June 30, 2018 and the year ended December 31, 2017, respectively (see Note 6 of the Notes to Financial Statements).
(h)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 18%, 74%, 61% and 39% for the six months ended June 30, 2018 and years ended December 31, 2017, 2016 and 2013, respectively.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-25

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures, swap transactions, foreign currency transactions, paydown reclasses, premium amortization adjustments, deferred deflation adjustments and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the

BHFTI-27

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

BHFTI-28

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had investments in repurchase agreements with a gross value of $146,200,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2018, the Portfolio had an outstanding reverse repurchase agreement balance for 15 days. The average amount of borrowings was $8,526,000 and the annualized weighted average interest rate was 1.70% during the 15 day period. There were no outstanding reverse repurchase agreements as of June 30, 2018.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2018, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

For the six months ended June 30, 2018, the Portfolio’s average amount of borrowings was $987,185,685 and the weighted average interest rate was 1.854%. For the six months ended June 30, 2018, the Portfolio had an outstanding secured borrowing transaction balance for 181 days.

At June 30, 2018, the amount of the Portfolio’s outstanding borrowings was $1,652,594,871. Securities in the amount of $6,810,000 have been received as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of June 30, 2018. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of June 30, 2018:

	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Received(b)	Net Amount(c)
Morgan Stanley & Co. LLC	$(863,415)	$857,724	$—	$(5,691)
UBS Securities LLC	(44,055,826)	43,744,922	—	(310,904)
Barclays Capital, Inc.	(2,961,687)	2,964,137	—	2,450
BNP Paribas S.A.	(1,604,713,943)	1,609,826,347	(6,810,000)	(1,697,596)

	$(1,652,594,871)	$1,657,393,130	$(6,810,000)	$(2,011,741)

(a)	Represents market value of borrowings as of June 30, 2018.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 Days	Total
Secured Borrowing Transactions
U.S. Treasury . .	$—	$(922,907,043)	$(729,687,828)	$—	$(1,652,594,871)
Total Borrowings	$—	$(922,907,043)	$(729,687,828)	$—	$(1,652,594,871)
Gross amount of recognized liabilities for secured borrowing transactions					$(1,652,594,871)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

BHFTI-30

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

BHFTI-31

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

BHFTI-32

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

BHFTI-33

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$549,561
			OTC swap contracts at market value (b)	$2,130,667
	Unrealized appreciation on centrally cleared swap contracts (c) (e)	15,898,583	Unrealized depreciation on centrally cleared swap contracts (c) (e)	5,888,583
	Unrealized appreciation on futures contracts (d) (e)	453,504	Unrealized depreciation on futures contracts (d) (e)	5,194,437
			Written options at value	646,018
Credit	OTC swap contracts at market value (b)	26,874	OTC swap contracts at market value (b)	171,417
	Unrealized appreciation on centrally cleared swap contracts (e) (c)	517,650	Unrealized depreciation on centrally cleared swap contracts (e) (c)	76,557
			Written options at value	153,640
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	16,857,423	Unrealized depreciation on forward foreign currency exchange contracts	5,137,325
			Written options at value	69,405

Total		$34,303,595		$19,468,049

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Excludes OTC swap interest receivable of $84,913.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$51,173	$(51,173)	$—	$—
BNP Paribas S.A.	7,672,267	(1,849,756)	(5,200,000)	622,511
Citibank N.A.	1,106,672	(872,673)	(233,999)	—
Deutsche Bank AG	3,632,677	(1,127,460)	(2,505,217)	—
Goldman Sachs Bank USA	1,510,843	(378,176)	(1,132,667)	—
Goldman Sachs International	2,748	—	—	2,748
JPMorgan Chase Bank N.A.	2,612,937	(1,356,788)	(1,256,149)	—
Morgan Stanley Capital Services LLC	547,575	(547,575)	—	—
Societe Generale Paris	26,549	(26,549)	—	—
UBS AG	268,431	(268,431)	—	—

	$17,431,872	$(6,478,581)	$(10,328,032)	$625,259

BHFTI-34

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$206,530	$(51,173)	$—	$155,357
BNP Paribas S.A.	1,849,756	(1,849,756)	—	—
Citibank N.A.	872,673	(872,673)	—	—
Deutsche Bank AG	1,127,460	(1,127,460)	—	—
Goldman Sachs Bank USA	378,176	(378,176)	—	—
JPMorgan Chase Bank N.A.	1,356,788	(1,356,788)	—	—
Morgan Stanley Capital Services LLC	1,490,754	(547,575)	(943,179)	—
Societe Generale Paris	109,937	(26,549)	—	83,388
UBS AG	757,602	(268,431)	—	489,171

	$8,149,676	$(6,478,581)	$(943,179)	$727,916

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(811,634)	$—	$38,335	$(773,299)
Forward foreign currency transactions	—	—	(1,986,857)	(1,986,857)
Futures contracts	6,010,033	—	—	6,010,033
Swap contracts	6,490,832	(1,119,292)	—	5,371,540
Written options	1,396,144	756,651	67,571	2,220,366

	$13,085,375	$(362,641)	$(1,880,951)	$10,841,783

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$1,263,016	$—	$—	$1,263,016
Forward foreign currency transactions	—	—	22,719,741	22,719,741
Futures contracts	(5,290,622)	—	—	(5,290,622)
Swap contracts	4,125,660	1,054,568	—	5,180,228
Written options	(269,109)	(153,703)	33,962	(388,850)

	$(171,055)	$900,865	$22,753,703	$23,483,513

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$232,031,516
Forward foreign currency transactions	1,001,675,736
Futures contracts long	78,511,656
Futures contracts short	(346,491,769)
Swap contracts	1,384,499,683
Written options	(719,544,352)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-35

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or

BHFTI-36

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$4,714,077,525	$220,601,215	$4,733,346,032	$295,774,142

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2018 were as follows:

Purchases	Sales
$609,998,104	$1,589,353,069

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$6,114,864	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $2 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 amounted to $75,240 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $153,287 was waived in the aggregate for the six months ended June 30, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-37

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$4,050,499,589

Gross unrealized appreciation	59,918,923
Gross unrealized depreciation	(218,514,408)

Net unrealized appreciation (depreciation)	$(158,595,485)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2017	2016	2017	2016	2017	2016	2017	2016
$44,715,394	$—	$—	$—	$—	$—	$44,715,394	$—

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$43,404,725	$—	$(129,822,043)	$(244,129,530)	$(330,546,848)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

BHFTI-38

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2017, the Portfolio had no pre-enactment capital loss carryforwards, post-enactment short-term capital losses of $3,900,198 and post-enactment long-term capital losses of $240,229,332.

9. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-39

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned -1.37%, -1.48%, and -1.46%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned -1.62%.

MARKET ENVIRONMENT / CONDITIONS

After a year of low volatility and strong risk asset returns, the start to 2018 was highlighted by the return of volatility as rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Risk asset returns started higher as global stocks surged nearly 6% in January (per the MSCI All Country World Index), but reversed on concerns about rising rates. Expectations for higher inflation, increased Treasury supply, and more future interest rate hikes from the Federal Reserve (the “Fed”) all contributed to higher rates. Volatility rose as measures like the CBOE Volatility Index (VIX) had its single largest one-day rise in its history (back to 1990).

Solid growth momentum in the U.S. moving into the second quarter contrasted with some softening in growth in other developed regions. Coincidentally, the Fed kept on track with policy normalization even as other central banks like the European Central Bank softened rhetoric. Geopolitical developments weighed on risk sentiment for much of the quarter and resulted in overall mixed market performance. Most developed global equities ended the quarter in positive territory, though credit spreads broadly widened by the end of the quarter. Within bond markets, the U.S. 10-year yield briefly crossed 3% amid acceleration in growth, and the U.S. yield curve continued to flatten (the spread between short term and longer-term yields tightened). Yields elsewhere were more mixed as German yields fell 20 basis points in the face of political challenges in Italy and other European countries.

Altogether, the first half of 2018 ended with wider credit spreads, higher inflation expectations, mixed global equities, and overall higher yields in the U.S. while much of the rest of the developed world experienced flat or moderately lowered rates.

PORTFOLIO REVIEW/ PERIOD-END POSITIONING

U.S. duration and curve positioning, which was partially facilitated through cash bonds, interest rate swaps, and futures, contributed to performance as underweights to the front- and long-ends of the curve benefitted from a general rise in interest rates. Outside the U.S., duration exposure and country selection in the eurozone, partially facilitated through the use of futures, modestly added as rates were generally mixed across the region. A short position in U.K. duration, which was partially facilitated through the use of futures and interest rate swaps, added to performance as rates rose, while a short position in Japanese duration detracted as rates modestly fell.

Select positions of non-Agency Mortgage-Backed Securities (“MBS”) added, while an overweight to Fannie Mae mortgages detracted as spreads widened. Within corporate credit, an underweight to investment grade corporate bonds, notably Industrials, added to performance as spreads widened. Finally, currency strategies, partially implemented through the use of currency forwards, detracted overall, particularly tactical positioning within a broad allocation across developed market currencies.

At period end, the Portfolio maintained an overall underweight to duration relative to the benchmark, but we held a preference for U.S. duration against rate exposure in other developed regions, including the U.K., Japan, and the eurozone where the Portfolio maintained underweights or outright short duration positions. At period end we preferred the intermediate portion of the yield curve, as we believed rates were likely to be range bound over the near-term. We saw less value in the long end of the yield curve as less accommodation from global central banks and the possibility of rising inflation expectations could cause the yield curve to steepen.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio continued to have more diversified credit exposures in sectors beyond investment grade corporates and is more focused on security selection over generic beta exposure. We continued to look to add opportunistically to corporate debt amid market dislocations, particularly in specific credits that benefit from U.S. growth and a resurgent housing sector as well as banks and select financial companies. The Portfolio remained overweight Agency MBS as they provide attractive, high-quality and diversifying sources of carry. The Portfolio continued to maintain positions in non-Agency MBS given attractive loss-adjusted yields, favorable technicals and continued long-term fundamental improvement in the housing sector. At period end we remained tactical with currency positioning, particularly given less conviction in the overall direction of the U.S. dollar. We held select high- carry emerging market currencies as diversifying risk exposures.

Scott A. Mather

Mark Kiesel

Mihir P. Worah

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	-1.37	0.19	2.40	4.86
Class B	-1.48	-0.07	2.15	4.60
Class E	-1.46	0.02	2.24	4.70
Bloomberg Barclays U.S. Aggregate Bond Index	-1.62	-0.40	2.27	3.72

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	74.1
Corporate Bonds & Notes	36.7
Asset-Backed Securities	19.4
Foreign Government	19.0
Mortgage-Backed Securities	5.6
Municipals	0.5
Floating Rate Loans	0.1

BHFTI-3

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.62%	$1,000.00	$986.30	$3.05
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class B (a)	Actual	0.87%	$1,000.00	$985.20	$4.28
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

Class E (a)	Actual	0.77%	$1,000.00	$985.40	$3.79
	Hypothetical*	0.77%	$1,000.00	$1,020.98	$3.86

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—74.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—54.5%
Fannie Mae 10 Yr. Pool 3.000%, 12/01/20	49,604	$49,343
3.000%, 02/01/21	156,842	156,019
3.000%, 08/01/21	123,442	123,197
3.000%, 11/01/21	34,765	34,927
3.000%, 03/01/22	162,030	162,786
3.000%, 05/01/22	548,577	551,140
4.500%, 05/01/19	62,595	63,052
5.500%, 09/01/18	3,552	3,550
5.500%, 10/01/18	1,785	1,785
Fannie Mae 15 Yr. Pool 3.000%, 09/01/28	474,193	474,116
3.000%, 06/01/30	15,951,181	15,948,704
3.000%, TBA (a)	59,000,000	58,602,865
3.500%, 10/01/26	180,036	182,332
3.500%, 12/01/26	293,243	297,243
3.500%, 08/01/27	244,142	247,855
3.500%, 07/01/29	152,604	154,944
3.500%, TBA (a)	53,000,000	53,633,514
4.000%, 04/01/24	26,677	27,387
4.000%, 05/01/24	1,098,412	1,127,587
4.000%, 06/01/24	1,306,922	1,341,558
4.000%, 07/01/24	13,626	13,991
4.000%, 02/01/25	391,539	401,935
4.000%, 06/01/25	130,123	133,600
4.000%, 07/01/25	4,055	4,163
4.000%, 08/01/25	415,896	426,917
4.000%, 09/01/25	21,319	21,892
4.000%, 12/01/25	114,706	117,786
4.000%, 02/01/26	109,482	112,384
4.000%, 03/01/26	21,807	22,401
4.000%, 06/01/26	16,508	16,943
4.500%, 05/01/19	41,031	41,332
4.500%, 11/01/19	20,946	21,099
4.500%, 12/01/19	13,956	14,058
4.500%, 08/01/20	85,557	86,576
4.500%, 09/01/20	51,794	52,196
4.500%, 10/01/20	4,860	4,910
4.500%, 12/01/20	68,062	68,689
4.500%, 01/01/22	982	989
4.500%, 02/01/23	108,566	111,253
4.500%, 03/01/23	176,345	181,196
4.500%, 05/01/23	21,027	21,548
4.500%, 06/01/23	1,356	1,401
4.500%, 04/01/24	36,545	37,756
4.500%, 05/01/24	123,625	127,681
4.500%, 08/01/24	24,437	25,247
4.500%, 10/01/24	169,219	174,464
4.500%, 11/01/24	43,684	45,067
4.500%, 02/01/25	300,267	309,366
4.500%, 03/01/25	219,360	226,682
4.500%, 04/01/25	169,725	175,332
4.500%, 05/01/25	461,142	475,223
4.500%, 06/01/25	30,866	31,811
4.500%, 07/01/25	1,810,222	1,870,898
4.500%, 08/01/25	34,027	34,715

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
4.500%, 09/01/25	115,390	119,142
4.500%, 11/01/25	89,817	92,834
4.500%, 04/01/26	10,245	10,586
4.500%, 01/01/27	26,587	27,032
5.500%, 11/01/18	2	2
5.500%, 09/01/19	72	72
5.500%, 09/01/20	3,374	3,434
5.500%, 12/01/20	112	113
5.500%, 03/01/22	72,517	74,575
5.500%, 04/01/22	39,260	40,197
5.500%, 07/01/22	57,065	58,609
5.500%, 09/01/22	21,466	21,974
5.500%, 10/01/22	193,442	199,893
5.500%, 11/01/22	40,661	41,836
5.500%, 12/01/22	30,016	30,759
5.500%, 02/01/23	66,664	68,637
5.500%, 03/01/23	9,718	10,106
5.500%, 07/01/23	6,155	6,363
5.500%, 08/01/23	21,504	22,364
5.500%, 10/01/23	37,760	39,000
5.500%, 11/01/23	3,548	3,547
5.500%, 12/01/23	18,258	18,884
5.500%, 01/01/24	5,995	6,238
5.500%, 03/01/24	35,020	36,363
5.500%, 09/01/24	13,352	13,667
5.500%, 01/01/25	488,532	508,960
5.500%, 05/01/25	28,712	29,658
Fannie Mae 20 Yr. Pool 4.000%, 04/01/29	43,095	43,957
4.000%, 05/01/29	156,384	159,512
4.000%, 03/01/30	88,326	90,735
4.000%, 05/01/30	136,283	140,179
4.000%, 08/01/30	108,706	111,661
4.000%, 09/01/30	76,813	78,909
4.000%, 10/01/30	3,186	3,273
4.000%, 11/01/30	371,271	381,399
4.000%, 12/01/30	50,407	51,782
4.000%, 06/01/31	7,661	7,870
4.000%, 09/01/31	190,112	196,706
4.000%, 11/01/31	20,033	20,492
4.500%, 01/01/25	5,489	5,719
4.500%, 04/01/31	34,949	36,525
5.000%, 02/01/23	232,023	245,996
5.000%, 03/01/23	339,844	360,310
5.000%, 07/01/23	212,540	225,340
5.000%, 09/01/23	96,640	102,459
5.000%, 10/01/23	7,497,417	7,948,928
5.000%, 01/01/24	308,361	326,931
5.000%, 05/01/24	107,854	114,349
5.000%, 06/01/24	1,173,472	1,244,141
5.000%, 07/01/24	6,901,907	7,317,555
5.000%, 01/01/25	77,702	82,382
5.000%, 09/01/25	559,158	592,832
5.000%, 12/01/25	201,594	213,734
5.000%, 01/01/26	51,026	54,099

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool
5.000%, 08/01/26	218,730	$231,903
5.000%, 02/01/27	4,622	4,900
5.000%, 05/01/27	121,069	128,360
5.000%, 07/01/27	714,409	757,432
5.000%, 12/01/27	319,423	338,660
5.000%, 03/01/28	12,097	12,826
5.000%, 05/01/28	408,494	433,094
5.000%, 06/01/28	1,255,994	1,331,633
5.000%, 01/01/29	235,155	249,317
5.000%, 07/01/29	73,207	77,615
5.000%, 12/01/29	19,784	20,975
5.000%, 03/01/30	375,414	398,022
5.000%, 05/01/30	82,602	87,577
5.000%, 11/01/30	394,312	418,058
5.000%, 07/01/31	65,540	69,487
5.500%, 02/01/19	383	411
5.500%, 06/01/23	122,470	131,256
5.500%, 07/01/24	5,811	6,228
5.500%, 01/01/25	6,753	7,238
5.500%, 02/01/25	1,840	1,972
5.500%, 03/01/25	499,804	541,259
5.500%, 08/01/25	42,895	46,463
5.500%, 10/01/25	2,923	3,133
5.500%, 11/01/25	6,754	7,238
5.500%, 03/01/26	49,499	53,057
5.500%, 05/01/26	1,447	1,551
5.500%, 06/01/26	291,907	312,847
5.500%, 01/01/27	41,062	44,017
5.500%, 06/01/27	7,071	7,581
5.500%, 07/01/27	135,643	145,411
5.500%, 08/01/27	64,927	69,584
5.500%, 10/01/27	75,850	81,292
5.500%, 11/01/27	22,230	23,825
5.500%, 12/01/27	185,377	198,675
5.500%, 01/01/28	71,934	77,117
5.500%, 03/01/28	34,919	37,425
5.500%, 04/01/28	132,781	142,334
5.500%, 05/01/28	44,909	48,146
5.500%, 06/01/28	11,583	12,416
5.500%, 07/01/28	6,029	6,461
5.500%, 09/01/28	86,780	93,026
5.500%, 10/01/28	14,258	15,280
5.500%, 12/01/28	6,261	6,710
5.500%, 01/01/29	102,216	109,549
5.500%, 07/01/29	50,698	54,355
5.500%, 10/01/29	199,605	215,696
5.500%, 04/01/30	112,087	120,218
6.000%, 06/01/26	7,150	7,815
6.000%, 07/01/26	58,247	63,658
6.000%, 08/01/26	10,707	11,701
6.000%, 12/01/26	10,071	11,007
6.000%, 10/01/28	31,448	34,369
Fannie Mae 30 Yr. Pool 3.000%, TBA (a)	553,000,000	535,324,940
3.500%, TBA (a)	805,100,000	800,829,273

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 05/01/34	131,872	134,689
4.000%, 05/01/35	87,833	89,987
4.000%, 01/01/41	556,944	573,012
4.000%, 03/01/41	292,700	298,816
4.000%, 05/01/41	367,081	377,806
4.000%, 05/01/42	139,721	143,089
4.000%, 12/01/43	594,918	610,570
4.000%, TBA (a)	917,000,000	933,604,052
4.500%, 04/01/39	847,990	891,664
4.500%, 05/01/39	75,176	79,044
4.500%, 06/01/39	27,612	29,038
4.500%, 08/01/39	21,748	22,872
4.500%, 12/01/39	8,589	9,072
4.500%, 05/01/40	34,314	36,101
4.500%, 09/01/40	32,054	33,724
4.500%, 10/01/40	232,068	241,820
4.500%, 12/01/40	53,806	56,221
4.500%, 02/01/41	164,409	172,625
4.500%, 05/01/41	18,643	19,614
4.500%, 06/01/41	11,418	11,950
4.500%, 07/01/41	9,307	9,741
4.500%, 09/01/41	512,965	534,543
4.500%, 10/01/41	148,408	156,026
4.500%, 03/01/42	30,838	32,180
4.500%, 06/01/42	66,977	70,204
4.500%, 07/01/42	914,408	954,741
4.500%, 11/01/43	18,113	19,054
4.500%, TBA (a)	140,000,000	145,513,704
5.000%, 03/01/32	3,070	3,255
5.000%, 09/01/32	2,222	2,356
5.000%, 04/01/33	69,783	73,986
5.000%, 07/01/33	102,018	109,561
5.000%, 08/01/33	2,195	2,354
5.000%, 09/01/33	1,811	1,952
5.000%, 10/01/33	18,144	19,456
5.000%, 11/01/33	530	568
5.000%, 01/01/34	115,810	122,886
5.000%, 04/01/34	119,021	127,618
5.000%, 06/01/34	2,874	3,071
5.000%, 12/01/34	21,311	22,594
5.000%, 01/01/35	65,221	69,788
5.000%, 04/01/35	50	54
5.000%, 07/01/35	28,268	29,970
5.000%, 09/01/35	35,280	37,405
5.000%, 01/01/38	156,335	166,878
5.000%, 04/01/39	22,888	24,417
5.000%, 10/01/39	7,361	7,894
5.000%, 11/01/39	18,789	20,078
5.000%, 06/01/40	11,687	12,390
5.000%, 11/01/42	128,072	135,785
5.000%, TBA (a)	18,650,000	19,719,722
5.500%, 12/01/28	23,670	25,387
5.500%, 06/01/33	51,495	55,761
5.500%, 07/01/33	8,308	9,010
5.500%, 09/01/33	135,020	145,427

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 11/01/33	222,329	$238,279
5.500%, 12/01/33	1,216	1,312
5.500%, 04/01/34	2,172	2,355
5.500%, 07/01/34	22,307	24,145
5.500%, 08/01/34	228,677	247,965
5.500%, 09/01/34	13,441	14,467
5.500%, 11/01/34	311,028	338,312
5.500%, 12/01/34	734,024	797,398
5.500%, 01/01/35	261,949	285,200
5.500%, 02/01/35	357,980	388,932
5.500%, 03/01/35	481,917	522,094
5.500%, 04/01/35	124,020	133,723
5.500%, 05/01/35	129,350	140,212
5.500%, 06/01/35	215,306	233,383
5.500%, 08/01/35	173,724	189,483
5.500%, 09/01/35	2,031,742	2,202,675
5.500%, 10/01/35	201,321	218,114
5.500%, 12/01/35	953,560	1,033,419
5.500%, 01/01/36	228,372	247,436
5.500%, 03/01/36	236,416	256,521
5.500%, 05/01/36	1,920	2,070
5.500%, 07/01/36	962,302	1,047,160
5.500%, 09/01/36	117,524	127,799
5.500%, 11/01/36	68,167	73,848
5.500%, 12/01/36	2,559	2,742
5.500%, 02/01/37	2,051	2,234
5.500%, 05/01/37	18,786	20,188
5.500%, 08/01/37	910,039	986,991
5.500%, 01/01/38	5,828	6,292
5.500%, 02/01/38	147,211	159,191
5.500%, 03/01/38	962,062	1,045,536
5.500%, 05/01/38	1,895,989	2,050,257
5.500%, 06/01/38	73,977	79,919
5.500%, 09/01/38	21,885	23,455
5.500%, 10/01/38	757,364	821,047
5.500%, 11/01/38	167,221	180,807
5.500%, 01/01/39	47,870	52,281
5.500%, 07/01/39	15,034	16,120
5.500%, 11/01/39	2,075,838	2,240,929
5.500%, 02/01/40	487,161	525,594
5.500%, 06/01/40	58,996	63,270
5.500%, 09/01/40	298,290	321,844
5.500%, 07/01/41	3,539,408	3,820,936
5.500%, TBA (a)	10,500,000	11,251,620
6.000%, 12/01/28	13,116	14,334
6.000%, 01/01/29	17,198	18,835
6.000%, 02/01/29	140	153
6.000%, 04/01/29	2,667	2,936
6.000%, 06/01/29	3,912	4,305
6.000%, 11/01/32	45,167	49,397
6.000%, 12/01/32	180,261	198,535
6.000%, 03/01/33	15,346	16,908
6.000%, 04/01/33	6,838	7,477
6.000%, 05/01/33	15,303	16,873
6.000%, 07/01/33	16,628	18,334

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 01/01/34	1,812	1,997
6.000%, 09/01/34	16,470	18,000
6.000%, 11/01/34	7,778	8,504
6.000%, 04/01/35	711,345	783,993
6.000%, 05/01/35	23,392	25,736
6.000%, 06/01/35	3,332	3,671
6.000%, 07/01/35	36,792	40,292
6.000%, 09/01/35	7,671	8,451
6.000%, 11/01/35	416,503	455,194
6.000%, 12/01/35	13,372	14,671
6.000%, 04/01/36	4,982	5,467
6.000%, 05/01/36	298,962	327,043
6.000%, 06/01/36	20,397	22,291
6.000%, 07/01/36	12,293	13,435
6.000%, 08/01/36	1,623,351	1,788,462
6.000%, 09/01/36	166,186	182,654
6.000%, 10/01/36	67,543	73,888
6.000%, 11/01/36	98,983	108,350
6.000%, 12/01/36	14,149	15,463
6.000%, 01/01/37	122,856	134,972
6.000%, 02/01/37	394,008	434,424
6.000%, 04/01/37	63,226	69,331
6.000%, 05/01/37	46,323	50,634
6.000%, 07/01/37	19,951	21,992
6.000%, 08/01/37	42,450	46,574
6.000%, 11/01/37	48,423	53,203
6.000%, 02/01/38	495,671	546,499
6.000%, 03/01/38	9,281	10,279
6.000%, 08/01/38	22,047	24,157
6.000%, 09/01/38	546,690	602,446
6.000%, 10/01/38	60,927	67,495
6.000%, 11/01/38	8,322	9,095
6.000%, 01/01/39	86,737	95,622
6.000%, 04/01/39	502,470	553,108
6.000%, 07/01/39	81,892	90,178
6.000%, 08/01/39	608,408	665,079
6.000%, 05/01/40	2,015	2,203
6.000%, TBA (a)	6,500,000	7,109,375
8.000%, 10/01/25	955	1,038
Fannie Mae ARM Pool 2.757%, 12M MTA + 1.200%, 08/01/41 (b)	289,503	287,023
2.757%, 12M MTA + 1.200%, 07/01/42 (b)	246,545	249,853
2.757%, 12M MTA + 1.200%, 08/01/42 (b)	257,908	261,446
2.757%, 12M MTA + 1.200%, 10/01/44 (b)	366,955	372,179
2.807%, 12M MTA + 1.250%, 09/01/41 (b)	713,182	722,563
3.103%, 12M LIBOR + 1.353%, 12/01/34 (b)	488,059	506,203
3.104%, 12M LIBOR + 1.354%, 12/01/34 (b)	902,186	936,273
3.150%, 1Y CMT + 1.900%, 02/01/31 (b)	137,778	140,401
3.181%, 6M LIBOR + 1.373%, 09/01/35 (b)	1,076,247	1,107,510
3.230%, 6M LIBOR + 1.605%, 08/01/36 (b)	146,151	151,249
3.250%, 12M LIBOR + 1.500%, 11/01/34 (b)	5,126	5,368
3.278%, 1Y CMT + 2.055%, 10/01/35 (b)	281,894	296,553
3.345%, 12M LIBOR + 1.595%, 11/01/35 (b)	152,950	156,501
3.348%, 1Y CMT + 2.223%, 08/01/35 (b)	290,048	307,196
3.373%, 12M LIBOR + 1.623%, 12/01/34 (b)	37,659	39,470

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool
3.382%, 12M MTA + 1.821%, 11/01/35 (b)	146,854	$152,044
3.389%, 1Y CMT + 2.176%, 11/01/35 (b)	363,928	384,619
3.391%, 12M LIBOR + 1.641%, 10/01/34 (b)	15,537	16,307
3.391%, 12M LIBOR + 1.630%, 01/01/35 (b)	15,232	15,954
3.420%, 12M LIBOR + 1.670%, 11/01/34 (b)	85,390	89,704
3.461%, 12M LIBOR + 1.378%, 03/01/35 (b)	26,721	27,746
3.471%, 12M LIBOR + 1.633%, 02/01/35 (b)	27,572	28,885
3.505%, 12M LIBOR + 1.633%, 01/01/35 (b)	51,387	53,876
3.514%, 12M LIBOR + 1.572%, 01/01/35 (b)	39,850	41,680
3.538%, 6M LIBOR + 1.414%, 06/01/33 (b)	24,216	24,914
3.560%, 12M LIBOR + 1.810%, 09/01/34 (b)	642,599	678,992
3.568%, 12M LIBOR + 1.578%, 01/01/35 (b)	58,477	61,188
3.608%, 1Y CMT + 2.196%, 02/01/35 (b)	106,058	111,904
3.635%, 12M LIBOR + 1.885%, 11/01/32 (b)	25,328	26,107
3.636%, 1Y CMT + 2.215%, 09/01/31 (b)	37,184	38,601
3.653%, 1Y CMT + 2.359%, 11/01/34 (b)	1,636,028	1,740,161
3.711%, 1Y CMT + 1.997%, 10/01/28 (b)	139,837	142,909
3.717%, 12M LIBOR + 1.615%, 03/01/33 (b)	2,080	2,148
3.758%, 12M LIBOR + 1.750%, 08/01/35 (b)	372,964	391,099
3.812%, 1Y CMT + 2.209%, 07/01/33 (b)	17,701	18,644
3.852%, 12M LIBOR + 1.737%, 09/01/32 (b)	123,867	130,650
3.883%, 1Y CMT + 2.291%, 04/01/34 (b)	5,264	5,558
3.903%, 6M LIBOR + 1.509%, 01/01/35 (b)	138,044	142,661
3.903%, 12M LIBOR + 1.630%, 05/01/35 (b)	38,940	40,836
4.038%, 6M LIBOR + 1.538%, 01/01/36 (b)	46,106	48,057
4.050%, 12M LIBOR + 1.810%, 04/01/35 (b)	79,094	83,547
4.188%, 1Y CMT + 2.313%, 05/01/35 (b)	269,363	285,846
4.232%, 12M LIBOR + 1.660%, 05/01/34 (b)	375,296	392,842
4.261%, 1Y CMT + 2.136%, 07/01/32 (b)	29,576	30,112
4.278%, COF 11 + 1.926%, 12/01/36 (b)	144,014	150,726
5.006%, COF 11 + 1.732%, 09/01/34 (b)	22,753	24,124
Fannie Mae Pool 2.310%, 08/01/22	8,200,000	7,972,316
2.870%, 09/01/27	7,300,000	6,964,918
3.240%, 07/01/22	21,230,162	21,365,500
3.320%, 05/01/28	17,700,000	17,456,501
3.330%, 11/01/21	1,403,956	1,415,596
Fannie Mae REMICS (CMO) 2.485%, 1M LIBOR + 0.400%, 09/18/31 (b)	215,570	216,465
2.991%, 1M LIBOR + 0.900%, 04/25/32 (b)	65,187	66,599
3.566%, 12M LIBOR + 1.000%, 05/25/35 (b)	775,660	814,688
Freddie Mac 15 Yr. Gold Pool 5.500%, 09/01/19	47,365	47,686
Freddie Mac 20 Yr. Gold Pool 4.000%, 06/01/30	78,998	81,035
4.000%, 09/01/30	388,204	398,691
4.000%, 10/01/30	22,632	23,244
5.500%, 04/01/21	6,306	6,742
5.500%, 12/01/22	415	443
5.500%, 03/01/23	79,660	85,165
5.500%, 06/01/26	1,589	1,699
5.500%, 08/01/26	989	1,058
5.500%, 06/01/27	23,018	24,660
5.500%, 12/01/27	49,956	53,409
5.500%, 01/01/28	32,289	34,521

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 20 Yr. Gold Pool
5.500%, 02/01/28	7,403	7,915
5.500%, 05/01/28	68,292	73,034
5.500%, 06/01/28	105,211	112,521
6.000%, 03/01/21	17,031	18,605
6.000%, 01/01/22	74,923	81,844
6.000%, 10/01/22	314,349	343,389
6.000%, 12/01/22	17,663	19,295
6.000%, 04/01/23	15,999	17,476
Freddie Mac 30 Yr. Gold Pool 3.500%, TBA (a)	75,000,000	74,606,310
4.000%, 12/01/40	208,578	214,435
4.000%, TBA (a)	36,000,000	36,667,733
4.500%, 04/01/34	21,280	22,243
4.500%, 06/01/35	65,771	68,751
4.500%, 04/01/41	143,797	151,218
4.500%, 10/01/41	125,015	130,595
4.500%, TBA (a)	29,800,000	31,007,311
5.500%, 03/01/32	18,218	19,611
5.500%, 01/01/33	1,372	1,488
5.500%, 05/01/33	1,482	1,606
5.500%, 08/01/33	1,464	1,588
5.500%, 10/01/33	2,562	2,762
5.500%, 12/01/33	1,124	1,219
5.500%, 01/01/34	1,666	1,805
5.500%, 05/01/34	45,020	48,804
5.500%, 09/01/34	18,344	19,774
5.500%, 01/01/35	30,678	33,279
5.500%, 07/01/35	1,610	1,746
5.500%, 10/01/35	59,124	63,543
5.500%, 11/01/35	116,303	124,519
5.500%, 12/01/35	38,650	41,884
5.500%, 01/01/36	31,685	34,331
5.500%, 02/01/36	37,392	39,997
5.500%, 04/01/36	17,894	19,410
5.500%, 06/01/36	1,485,572	1,611,694
5.500%, 07/01/36	31,484	34,038
5.500%, 08/01/36	76,901	83,048
5.500%, 10/01/36	13,354	14,477
5.500%, 12/01/36	264,940	287,047
5.500%, 02/01/37	23,611	25,572
5.500%, 03/01/37	13,781	14,979
5.500%, 04/01/37	33,644	36,062
5.500%, 06/01/37	55,676	60,113
5.500%, 07/01/37	213,739	230,958
5.500%, 08/01/37	73,203	79,365
5.500%, 09/01/37	28,769	30,932
5.500%, 10/01/37	9,573	10,360
5.500%, 11/01/37	237,264	256,770
5.500%, 12/01/37	14,858	15,922
5.500%, 01/01/38	73,903	79,937
5.500%, 02/01/38	190,850	206,452
5.500%, 03/01/38	90,322	97,297
5.500%, 04/01/38	177,787	192,405
5.500%, 05/01/38	361,378	390,616
5.500%, 06/01/38	293,925	317,898

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 07/01/38	380,242	$411,206
5.500%, 08/01/38	1,026,847	1,111,207
5.500%, 09/01/38	278,740	301,291
5.500%, 10/01/38	7,757,332	8,393,872
5.500%, 11/01/38	2,577,222	2,780,418
5.500%, 12/01/38	5,985	6,399
5.500%, 01/01/39	652,553	705,986
5.500%, 02/01/39	92,782	99,801
5.500%, 03/01/39	75,166	81,327
5.500%, 06/01/39	2,511,757	2,717,083
5.500%, 09/01/39	48,374	51,926
5.500%, 02/01/40	84,221	90,819
5.500%, 03/01/40	11,754	12,618
5.500%, 05/01/40	2,544	2,752
5.500%, 08/01/40	80,275	86,759
5.500%, 02/01/41	56,070	59,984
Freddie Mac ARM Non-Gold Pool 3.213%, 12M LIBOR + 1.345%, 09/01/35 (b)	158,920	164,561
3.337%, 1Y CMT + 2.107%, 10/01/34 (b)	38,912	40,972
3.434%, 12M LIBOR + 1.677%, 01/01/35 (b)	27,536	28,744
3.479%, 1Y CMT + 2.236%, 09/01/35 (b)	301,898	319,005
3.489%, 1Y CMT + 2.250%, 11/01/31 (b)	23,236	24,498
3.500%, 1Y CMT + 2.250%, 11/01/34 (b)	60,945	64,397
3.510%, 12M LIBOR + 1.621%, 02/01/35 (b)	25,629	26,787
3.526%, 12M LIBOR + 1.625%, 02/01/35 (b)	32,313	33,781
3.530%, 12M LIBOR + 1.625%, 02/01/35 (b)	13,476	14,080
3.554%, 12M LIBOR + 1.678%, 02/01/35 (b)	27,689	28,998
3.584%, 1Y CMT + 2.108%, 02/01/35 (b)	41,168	43,267
3.642%, 12M LIBOR + 1.892%, 11/01/34 (b)	27,019	28,552
3.650%, 12M LIBOR + 1.900%, 11/01/34 (b)	35,790	37,813
3.707%, 1Y CMT + 2.250%, 01/01/35 (b)	149,433	157,660
3.711%, 12M LIBOR + 1.961%, 08/01/32 (b)	48,322	49,779
3.740%, 12M LIBOR + 1.901%, 02/01/35 (b)	29,834	31,483
3.851%, 12M LIBOR + 1.851%, 03/01/35 (b)	97,792	100,422
3.866%, 1Y CMT + 2.464%, 01/01/29 (b)	227,192	235,126
3.931%, 1Y CMT + 2.250%, 02/01/35 (b)	55,835	58,861
3.934%, 1Y CMT + 2.250%, 08/01/35 (b)	321,014	338,439
3.951%, 1Y CMT + 2.250%, 06/01/35 (b)	707,802	746,799
Freddie Mac Multifamily Structured Pass-Through Certificates 1.393%, 08/25/22 (b) (c)	41,974,015	1,812,119
Freddie Mac REMICS (CMO) 2.323%, 1M LIBOR + 0.250%, 07/15/34 (b)	48,629	48,436
2.473%, 1M LIBOR + 0.400%, 06/15/41 (b)	9,200,042	9,250,295
3.375%, PRIME - 1.375%, 11/15/23 (b)	197,889	201,677
3.500%, 01/15/42	25,027,839	24,696,935
6.500%, 01/15/24	12,618	13,712
Freddie Mac Structured Pass-Through Securities (CMO) 2.577%, 12M MTA + 1.200%, 02/25/45 (b)	74,224	74,378
2.664%, 12M MTA + 1.200%, 10/25/44 (b)	826,077	825,216
2.835%, 12M MTA + 1.400%, 07/25/44 (b)	4,160,123	4,183,487
Ginnie Mae I 30 Yr. Pool
3.000%, TBA (a)	7,000,000	6,849,336
4.000%, TBA (a)	11,000,000	11,260,000
5.000%, 10/15/33	6,351	6,638
5.000%, 12/15/33	26,961	28,729

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.000%, 05/15/34	5,364	5,717
5.000%, 07/15/34	746	779
5.000%, 11/15/35	2,524	2,646
5.000%, 03/15/36	2,267	2,417
5.000%, 10/15/38	602,825	642,388
5.000%, 02/15/39	86,968	92,662
5.000%, 03/15/39	142,078	151,487
5.000%, 04/15/39	918,255	979,020
5.000%, 05/15/39	2,963,924	3,159,360
5.000%, 06/15/39	969,675	1,032,757
5.000%, 09/15/39	299,630	319,303
5.000%, 05/15/40	31,551	33,631
5.000%, 09/15/40	333,265	353,567
5.000%, 12/15/40	24,708	26,330
5.000%, 07/15/41	12,622	13,189
5.000%, 09/15/47	328,225	343,491
5.000%, TBA (a)	15,000,000	15,668,179
7.000%, 10/15/23	2,011	2,078
7.500%, 01/15/26	2,509	2,660
Ginnie Mae II 30 Yr. Pool 3.500%, TBA (a)	10,000,000	10,038,476
4.000%, TBA (a)	39,500,000	40,425,782
Ginnie Mae II ARM Pool 2.625%, 1Y CMT + 1.500%, 04/20/22 (b)	361	360
2.625%, 1Y CMT + 1.500%, 05/20/26 (b)	12,077	12,222
2.625%, 1Y CMT + 1.500%, 06/20/27 (b)	3,716	3,831
2.625%, 1Y CMT + 1.500%, 05/20/28 (b)	4,231	4,368
2.625%, 1Y CMT + 1.500%, 04/20/29 (b)	4,986	5,023
2.625%, 1Y CMT + 1.500%, 05/20/29 (b)	6,777	7,006
2.625%, 1Y CMT + 1.500%, 04/20/30 (b)	13,704	14,185
2.625%, 1Y CMT + 1.500%, 05/20/30 (b)	22,561	23,352
2.625%, 1Y CMT + 1.500%, 06/20/30 (b)	8,167	8,454
2.625%, 1Y CMT + 1.500%, 04/20/31 (b)	8,219	8,326
2.625%, 1Y CMT + 1.500%, 04/20/32 (b)	6,402	6,641
2.625%, 1Y CMT + 1.500%, 05/20/32 (b)	11,766	12,206
2.750%, 1Y CMT + 1.500%, 08/20/27 (b)	54,982	55,942
2.750%, 1Y CMT + 1.500%, 09/20/27 (b)	58,418	58,156
2.750%, 1Y CMT + 1.500%, 07/20/29 (b)	6,514	6,727
2.750%, 1Y CMT + 1.500%, 08/20/29 (b)	7,236	7,473
2.750%, 1Y CMT + 1.500%, 09/20/29 (b)	10,186	10,317
2.750%, 1Y CMT + 1.500%, 08/20/31 (b)	2,226	2,304
2.750%, 1Y CMT + 1.500%, 07/20/32 (b)	5,430	5,503
2.750%, 1Y CMT + 1.500%, 09/20/33 (b)	38,052	39,428
3.125%, 1Y CMT + 1.500%, 11/20/26 (b)	11,592	11,583
3.125%, 1Y CMT + 1.500%, 11/20/27 (b)	13,831	14,107
3.125%, 1Y CMT + 1.500%, 10/20/28 (b)	7,593	7,706
3.125%, 1Y CMT + 1.500%, 10/20/29 (b)	5,068	5,235
3.125%, 1Y CMT + 1.500%, 10/20/30 (b)	2,629	2,689
3.125%, 1Y CMT + 1.500%, 11/20/30 (b)	26,985	27,597
3.375%, 1Y CMT + 1.500%, 02/20/22 (b)	5,603	5,607
3.375%, 1Y CMT + 1.500%, 01/20/23 (b)	9,174	9,331
3.375%, 1Y CMT + 1.500%, 02/20/26 (b)	7,068	7,257
3.375%, 1Y CMT + 1.500%, 01/20/27 (b)	3,222	3,286
3.375%, 1Y CMT + 1.500%, 02/20/27 (b)	1,653	1,647
3.375%, 1Y CMT + 1.500%, 02/20/28 (b)	10,649	10,823

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II ARM Pool
3.375%, 1Y CMT + 1.500%, 03/20/28 (b)	10,167	$10,478
3.375%, 1Y CMT + 1.500%, 01/20/30 (b)	25,615	26,461
3.375%, 1Y CMT + 1.500%, 03/20/32 (b)	427	442
3.375%, 1Y CMT + 1.500%, 03/20/33 (b)	3,815	3,954
3.625%, 1Y CMT + 2.000%, 10/20/31 (b)	5,246	5,259
Government National Mortgage Association (CMO) 2.257%, 1M LIBOR + 0.340%, 12/20/62 (b)	300,556	300,265
2.385%, 1M LIBOR + 0.300%, 01/16/31 (b)	20,595	20,622
2.500%, 12M LIBOR + 0.800%, 09/20/67 (b)	10,050,472	10,425,155
2.517%, 1M LIBOR + 0.600%, 08/20/65 (b)	3,645,629	3,665,068
2.517%, 1M LIBOR + 0.600%, 10/20/65 (b)	9,539,379	9,597,480
2.567%, 1M LIBOR + 0.650%, 06/20/66 (b)	7,140,665	7,179,815
2.585%, 1M LIBOR + 0.500%, 02/16/30 (b)	3,100	3,111
2.767%, 1M LIBOR + 0.850%, 09/20/66 (b)	9,683,368	9,850,335
2.917%, 1M LIBOR + 1.000%, 12/20/65 (b)	25,326,526	25,886,115
2.917%, 1M LIBOR + 1.000%, 01/20/67 (b)	11,732,554	12,015,464
4.570%, 09/20/66 (b)	12,195,806	13,437,798

		3,117,538,919

U.S. Treasury—19.6%
U.S. Treasury Bonds 2.750%, 08/15/42 (d)	39,000,000	37,529,883
2.750%, 11/15/42 (d)	63,400,000	60,987,828
2.875%, 05/15/43	83,700,000	82,241,789
3.000%, 05/15/42 (d)	19,500,000	19,618,828
3.000%, 11/15/44 (d)	50,400,000	50,604,750
3.000%, 02/15/48 (e)	23,600,000	23,679,281
3.125%, 02/15/42	15,800,000	16,235,117
3.125%, 02/15/43	20,000,000	20,532,031
3.125%, 08/15/44 (d)	116,300,000	119,421,020
3.625%, 08/15/43 (d)	21,900,000	24,411,656
3.750%, 11/15/43	28,100,000	31,945,090
4.250%, 05/15/39	9,600,000	11,580,375
4.375%, 11/15/39 (d)	57,100,000	70,130,398
4.375%, 05/15/40	11,900,000	14,642,578
4.500%, 08/15/39	15,100,000	18,828,402
4.625%, 02/15/40	12,800,000	16,246,000
U.S. Treasury Inflation Indexed Bond 0.875%, 02/15/47 (f)	4,462,454	4,462,489
U.S. Treasury Notes 1.375%, 03/31/20 (g) (h)	22,000,000	21,572,031
1.750%, 09/30/22 (g) (h)	20,400,000	19,621,453
1.875%, 07/31/22 (g) (h) (i)	102,600,000	99,325,618
1.875%, 08/31/22 (g) (h)	31,200,000	30,182,344
2.000%, 10/31/22 (g) (h)	3,300,000	3,204,223
2.125%, 07/31/24 (g) (h)	24,800,000	23,870,969
2.125%, 09/30/24 (g)	139,700,000	134,297,538
2.250%, 11/15/24 (h)	114,200,000	110,497,421
2.250%, 08/15/27 (d)	24,360,000	23,184,820
2.375%, 05/15/27 (d)	34,900,000	33,608,973

		1,122,462,905

Total U.S. Treasury & Government Agencies (Cost $4,283,242,868)		4,240,001,824

Corporate Bonds & Notes—36.7%
Security Description	Principal Amount*	Value

Agriculture—0.5%
BAT Capital Corp. 2.297%, 08/14/20 (144A)	3,000,000	2,931,677
2.764%, 08/15/22 (144A)	10,600,000	10,164,296
3.222%, 08/15/24 (144A)	6,300,000	5,967,571
3.557%, 08/15/27 (144A)	3,700,000	3,442,485
BAT International Finance plc 2.750%, 06/15/20 (144A)	3,200,000	3,165,095
Reynolds American, Inc. 6.875%, 05/01/20	4,400,000	4,669,106

		30,340,230

Airlines—0.1%
Latam Airlines Pass-Through Trust 4.200%, 11/15/27	3,044,258	2,879,259
4.500%, 11/15/23	2,296,286	2,194,790

		5,074,049

Auto Manufacturers—1.3%
Ford Motor Credit Co. LLC 2.943%, 01/08/19	10,000,000	10,002,400
3.589%, 3M LIBOR + 1.235%, 02/15/23 (b)	13,000,000	13,080,041
General Motors Financial Co., Inc. 2.450%, 11/06/20	12,100,000	11,828,923
3.150%, 01/15/20	12,300,000	12,278,411
3.200%, 07/13/20	18,300,000	18,213,695
3.550%, 04/09/21	7,090,000	7,067,014

		72,470,484

Banks—19.4%
Australia & New Zealand Banking Group, Ltd. 2.781%, 3M LIBOR + 0.460%, 05/17/21 (144A) (b)	14,100,000	14,076,594
3.300%, 05/17/21	14,400,000	14,405,587
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 5Y EUR Swap + 6.155%, 02/19/19 (EUR) (b)	1,000,000	1,194,082
Banco Espirito Santo S.A. 2.625%, 05/08/17 (EUR) (j) (k)	1,700,000	565,799
4.750%, 01/15/18 (EUR) (j) (k)	3,100,000	1,022,701
Bank of America Corp. 2.650%, 04/01/19	5,000,000	4,994,691
2.987%, 3M LIBOR + 0.650%, 10/01/21 (b)	18,000,000	18,063,746
3.359%, 3M LIBOR + 1.000%, 04/24/23 (b)	18,000,000	18,189,526
3.550%, 3M LIBOR + 0.780%, 03/05/24 (b)	6,600,000	6,532,430
4.125%, 01/22/24	2,130,000	2,165,060
Barclays Bank plc 10.179%, 06/12/21 (144A)	17,900,000	20,653,714
14.000%, 3M GBP LIBOR + 13.400%, 06/15/19 (GBP) (b)	600,000	875,058
Barclays plc 2.375%, 1Y GBP Swap + 1.320%, 10/06/23 (GBP) (b)	2,600,000	3,368,283
3.125%, 01/17/24 (GBP)	4,400,000	5,807,303
3.200%, 08/10/21	5,000,000	4,898,725
3.250%, 02/12/27 (GBP)	1,800,000	2,319,229
4.463%, 3M LIBOR + 2.110%, 08/10/21 (b)	6,400,000	6,642,283

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Barclays plc
6.500%, 5Y EUR Swap + 5.875%, 09/15/19 (EUR) (b)	5,200,000	$6,250,693
7.000%, 5Y GBP Swap + 5.084%, 09/15/19 (GBP) (b)	1,000,000	1,347,526
8.250%, 5Y USD Swap + 6.705%, 12/15/18 (b)	2,300,000	2,336,998
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	7,800,000	8,121,750
BNP Paribas S.A. 3.500%, 03/01/23 (144A)	14,400,000	14,035,736
Capital One Financial Corp. 2.400%, 10/30/20	14,700,000	14,338,176
2.809%, 3M LIBOR + 0.450%, 10/30/20 (b)	14,900,000	14,843,761
4.250%, 04/30/25	10,000,000	9,965,239
CIT Group, Inc. 4.125%, 03/09/21	11,500,000	11,428,125
5.250%, 03/07/25	11,000,000	11,082,500
Citibank N.A. 2.678%, 3M LIBOR + 0.320%, 05/01/20 (b)	20,300,000	20,314,535
3.050%, 05/01/20	20,300,000	20,292,595
Citigroup, Inc. 3.056%, 3M LIBOR + 0.690%, 10/27/22 (b)	10,600,000	10,571,687
3.320%, 3M LIBOR + 0.960%, 04/25/22 (b)	18,000,000	18,160,110
Compass Bank 3.057%, 3M LIBOR + 0.730%, 06/11/21 (b)	14,400,000	14,393,822
Cooperatieve Rabobank UA 4.750%, 01/15/20 (144A)	1,700,000	1,740,780
5.500%, 5Y EUR Swap + 5.250%, 06/29/20 (EUR) (b)	5,000,000	6,239,322
6.625%, 5Y EUR Swap + 6.697%, 06/29/21 (EUR) (b)	600,000	787,389
Credit Suisse Group AG 3.869%, 3M LIBOR + 1.410%, 01/12/29 (144A) (b)	14,400,000	13,540,729
4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (b) (l)	14,300,000	14,310,405
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25	5,710,000	5,491,703
3.800%, 09/15/22	18,300,000	18,219,682
3.800%, 06/09/23	12,100,000	11,943,018
Deutsche Bank AG 2.700%, 07/13/20	17,200,000	16,727,852
3.150%, 01/22/21	8,200,000	7,935,752
3.300%, 11/16/22	9,500,000	8,900,281
3.375%, 05/12/21	30,500,000	29,500,571
4.250%, 10/14/21	7,700,000	7,591,199
Dexia Credit Local S.A. 2.375%, 09/20/22 (144A)	27,100,000	26,263,219
Goldman Sachs Bank USA 3.200%, 06/05/20	5,000,000	5,014,554
Goldman Sachs Group, Inc. (The) 2.876%, 3M LIBOR + 0.821%, 10/31/22 (b)	13,700,000	13,374,214
3.133%, 3M LIBOR + 0.800%, 12/13/19 (b)	1,200,000	1,207,441
3.200%, 02/23/23	15,100,000	14,714,083
3.750%, 05/22/25	5,375,000	5,240,431
HSBC Holdings plc 2.926%, 3M LIBOR + 0.600%, 05/18/21 (b)	13,900,000	13,920,252

Banks—(Continued)
HSBC Holdings plc
3.033%, 3M LIBOR + 0.923%, 11/22/23 (b)	17,100,000	16,505,569
3.326%, 3M LIBOR + 1.000%, 05/18/24 (b)	9,500,000	9,471,500
3.400%, 03/08/21	14,900,000	14,894,632
3.821%, 3M LIBOR + 1.500%, 01/05/22 (b)	18,400,000	18,939,534
4.561%, 3M LIBOR + 2.240%, 03/08/21 (b)	9,600,000	10,038,843
ING Bank NV 2.500%, 10/01/19 (144A)	2,100,000	2,084,755
JPMorgan Chase & Co. 2.250%, 01/23/20	12,300,000	12,141,786
2.945%, 3M LIBOR + 0.610%, 06/18/22 (b)	17,200,000	17,193,808
3.260%, 3M LIBOR + 0.900%, 04/25/23 (b)	8,000,000	8,068,367
3.419%, 3M LIBOR + 1.100%, 06/07/21 (b)	17,000,000	17,318,967
3.514%, 3M LIBOR + 0.610%, 06/18/22 (b)	17,200,000	17,213,244
JPMorgan Chase Bank N.A. 2.702%, 3M LIBOR + 0.340%, 04/26/21 (b)	25,000,000	25,006,025
Lloyds Bank plc 3.300%, 05/07/21	12,900,000	12,877,111
12.000%, 3M LIBOR + 11.756%, 12/16/24 (144A) (b)	5,700,000	6,976,173
Lloyds Banking Group plc 6.375%, 5Y EUR Swap + 5.290%, 06/27/20 (EUR) (b)	3,800,000	4,720,540
7.000%, 5Y GBP Swap + 5.060%, 06/27/19 (GBP) (b)	5,700,000	7,663,626
7.625%, 5Y GBP Swap + 5.010%, 06/27/23 (GBP) (b)	11,400,000	16,442,429
Mitsubishi UFJ Financial Group, Inc. 3.455%, 03/02/23	17,700,000	17,547,753
Mizuho Bank, Ltd. 2.150%, 10/20/18 (144A)	7,200,000	7,187,525
3.549%, 3M LIBOR + 1.190%, 10/20/18 (144A) (b)	11,800,000	11,834,335
Morgan Stanley 3.737%, 3M LIBOR + 0.847%, 04/24/24 (b)	17,500,000	17,394,997
National Australia Bank, Ltd. 3.625%, 06/20/23	14,800,000	14,760,736
Nykredit Realkredit A/S 1.000%, 07/01/18 (DKK)	131,000,000	20,509,258
1.000%, 10/01/18 (DKK)	93,300,000	14,669,039
Oversea-Chinese Banking Corp., Ltd. 2.771%, 3M LIBOR + 0.450%, 05/17/21 (144A) (b)	11,500,000	11,507,693
Royal Bank of Scotland Group plc 8.000%, 5Y USD Swap + 5.720%, 08/10/25 (b)	1,000,000	1,050,000
Santander UK Group Holdings plc 2.875%, 10/16/20	1,800,000	1,774,021
3.373%, 3M LIBOR + 1.080%, 01/05/24 (b)	3,900,000	3,749,965
3.823%, 3M LIBOR + 1.400%, 11/03/28 (b)	1,300,000	1,193,550
Skandinaviska Enskilda Banken AB 3.250%, 05/17/21 (144A)	14,600,000	14,532,344
Societe Generale S.A. 2.625%, 09/16/20 (144A)	300,000	296,156
8.250%, 5Y USD Swap + 6.394%, 11/29/18 (b)	1,600,000	1,618,000
Sumitomo Mitsui Banking Corp. 2.514%, 01/17/20	14,900,000	14,742,788
2.665%, 3M LIBOR + 0.310%, 10/18/19 (b)	14,300,000	14,314,872

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Sumitomo Mitsui Financial Group, Inc. 2.934%, 03/09/21	15,100,000	$14,928,157
Sumitomo Mitsui Trust Bank, Ltd. 2.050%, 03/06/19 (144A)	10,000,000	9,946,095
Svenska Handelsbanken AB 3.350%, 05/24/21	15,000,000	15,021,908
Synchrony Bank 3.650%, 05/24/21	14,900,000	14,908,635
Toronto-Dominion Bank (The) 2.500%, 01/18/22 (144A)	20,600,000	20,166,192
U.S. Bank N.A. 3.150%, 04/26/21	17,400,000	17,439,010
UBS AG 2.450%, 12/01/20 (144A)	9,700,000	9,481,915
2.639%, 3M LIBOR + 0.320%, 12/07/18 (144A) (b)	11,600,000	11,609,396
2.639%, 3M LIBOR + 0.320%, 05/28/19 (144A) (b)	6,000,000	6,006,408
2.901%, 3M LIBOR + 0.580%, 06/08/20 (144A) (b)	15,800,000	15,843,292
3.150%, 3M LIBOR + 0.850%, 06/01/20 (b)	4,000,000	4,034,607
7.625%, 08/17/22	3,600,000	3,974,040
UBS Group Funding Switzerland AG 3.000%, 04/15/21 (144A)	14,000,000	13,786,024
4.125%, 04/15/26 (144A)	10,200,000	10,094,751
Wells Fargo & Co. 3.000%, 02/19/25	3,200,000	3,018,393
6.111%, 3M LIBOR + 3.770%, 09/15/18 (b)	11,300,000	11,448,312
Westpac Banking Corp. 3.050%, 05/15/20	14,700,000	14,690,225

		1,108,558,242

Beverages—0.3%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	1,400,000	1,388,294
Maple Escrow Subsidiary, Inc. 4.057%, 05/25/23 (144A) (l)	14,600,000	14,635,603

		16,023,897

Biotechnology—0.0%
Baxalta, Inc. 2.875%, 06/23/20	1,600,000	1,581,791

Building Materials—0.0%
Holcim U.S. Finance Sarl & Cie SCS 6.000%, 12/30/19 (144A)	1,500,000	1,554,598

Commercial Services—0.2%
ERAC USA Finance LLC 2.350%, 10/15/19 (144A)	10,138,000	10,024,179

Computers—0.9%
Apple, Inc. 2.900%, 09/12/27	300,000	281,622
3.000%, 06/20/27	15,000,000	14,257,446
Dell International LLC / EMC Corp. 4.420%, 06/15/21 (144A)	17,700,000	17,958,818
5.450%, 06/15/23 (144A)	9,600,000	10,047,719

Computers—(Continued)
EMC Corp. 2.650%, 06/01/20	4,090,000	3,971,952
Hewlett Packard Enterprise Co. 2.850%, 10/05/18	5,864,000	5,872,511

		52,390,068

Diversified Financial Services—3.6%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.300%, 01/23/23	3,600,000	3,460,255
4.125%, 07/03/23	6,300,000	6,266,144
4.625%, 10/30/20 (e)	1,100,000	1,120,692
Ally Financial, Inc. 3.500%, 01/27/19	2,600,000	2,596,750
3.750%, 11/18/19	1,700,000	1,697,875
4.125%, 03/30/20	300,000	300,375
American Express Co. 3.375%, 05/17/21	14,200,000	14,216,931
B3 S.A. Brasil Bolsa Balcao 5.500%, 07/16/20	1,000,000	1,015,010
Blackstone CQP Holdco L.P. 6.000%, 08/18/21 (144A) (l)	10,700,000	10,673,250
6.500%, 03/20/21 (144A) (l)	20,700,000	20,700,000
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	17,900,000	17,532,897
Discover Financial Services 5.500%, 3M LIBOR + 3.076%, 10/30/27 (b)	12,000,000	11,715,000
Emerald Bay S.A.
Zero Coupon, 10/08/20 (144A) (EUR)	3,294,000	3,591,887
Intercontinental Exchange, Inc. 2.350%, 09/15/22	12,500,000	11,985,189
International Lease Finance Corp. 4.625%, 04/15/21	2,000,000	2,043,967
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.375%, 04/01/20 (144A)	500,000	502,365
LeasePlan Corp. NV 2.875%, 01/22/19 (144A)	17,600,000	17,570,600
Navient Corp. 4.875%, 06/17/19	700,000	703,500
5.500%, 01/15/19	1,500,000	1,512,000
5.875%, 03/25/21	500,000	507,500
8.000%, 03/25/20	1,500,000	1,582,500
Nordea Kredit Realkreditaktieselskab 1.000%, 10/01/18 (DKK)	140,600,000	22,106,019
NTT Finance Corp. 1.900%, 07/21/21	7,500,000	7,189,867
Piper Jaffray Cos. 5.060%, 10/09/18 (144A) (l)	5,000,000	5,023,399
Preferred Term Securities XX, Ltd. / Preferred Term Securities XX, Inc. 2.741%, 3M LIBOR + 0.400%, 03/22/38 (144A) (b)	10,706,468	9,983,782
Rio Oil Finance Trust 9.250%, 07/06/24 (144A)	2,827,452	3,025,374
Springleaf Finance Corp. 6.125%, 05/15/22	9,100,000	9,282,000
6.875%, 03/15/25	11,800,000	11,711,500
8.250%, 12/15/20	7,000,000	7,542,500

		207,159,128

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—1.0%
Consolidated Edison, Inc. 2.739%, 3M LIBOR + 0.400%, 06/25/21 (b)	5,000,000	$5,004,455
Enel Finance International NV 2.875%, 05/25/22 (144A)	9,000,000	8,575,443
FirstEnergy Corp. 3.900%, 07/15/27	1,300,000	1,261,143
IPALCO Enterprises, Inc. 3.450%, 07/15/20	6,500,000	6,471,920
NextEra Energy Capital Holdings, Inc. 2.400%, 09/15/19	4,192,000	4,159,157
Sempra Energy 2.791%, 3M LIBOR + 0.450%, 03/15/21 (b)	17,600,000	17,607,721
Southern Co. (The) 2.350%, 07/01/21	4,300,000	4,165,257
Southern Power Co. 1.950%, 12/15/19	10,900,000	10,715,212

		57,960,308

Electronics—0.1%
Arrow Electronics, Inc. 3.250%, 09/08/24	6,150,000	5,749,092

Food—1.0%
Campbell Soup Co. 2.500%, 08/02/22	3,680,000	3,486,375
2.835%, 3M LIBOR + 0.500%, 03/16/20 (b)	10,945,000	10,912,979
Danone S.A. 2.077%, 11/02/21 (144A)	13,943,000	13,329,184
2.589%, 11/02/23 (144A)	3,858,000	3,633,451
Kraft Heinz Foods Co. 2.800%, 07/02/20	1,700,000	1,687,830
Mondelez International, Inc. 3.000%, 05/07/20	7,200,000	7,184,608
3.625%, 05/07/23	14,400,000	14,351,004

		54,585,431

Healthcare-Products—0.3%
Becton Dickinson & Co. 2.133%, 06/06/19	12,000,000	11,941,394
Boston Scientific Corp. 6.000%, 01/15/20	4,337,000	4,518,462

		16,459,856

Healthcare-Services—0.1%
HCA, Inc. 3.750%, 03/15/19	4,500,000	4,516,875

Home Builders—0.2%
DR Horton, Inc. 4.000%, 02/15/20	7,800,000	7,875,887
4.375%, 09/15/22	3,000,000	3,065,844

		10,941,731

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23	7,400,000	7,289,106

Insurance—0.4%
Ambac Assurance Corp. 5.100%, 06/07/20 (144A)	144	193
Ambac LSNI LLC 7.337%, 3M LIBOR + 5.000%, 02/12/23 (144A) (b)	1,042,726	1,058,419
AXA Equitable Holdings, Inc. 3.900%, 04/20/23 (144A)	10,000,000	9,921,223
Guardian Life Global Funding 3.400%, 04/25/23 (144A)	14,600,000	14,559,475

		25,539,310

Internet—0.3%
Amazon.com, Inc. 3.150%, 08/22/27	10,500,000	10,055,738
Booking Holdings, Inc. 2.750%, 03/15/23	4,600,000	4,438,025

		14,493,763

Lodging—0.1%
Hyatt Hotels Corp. 4.850%, 03/15/26	2,700,000	2,795,010
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.250%, 05/30/23 (144A)	3,800,000	3,610,000

		6,405,010

Media—0.5%
CBS Radio, Inc. 7.250%, 11/01/24 (144A)	4,000,000	3,810,000
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22	11,529,000	11,670,655
CSC Holdings LLC 5.375%, 02/01/28 (144A)	3,800,000	3,515,000
Time Warner Cable LLC 6.750%, 07/01/18	4,900,000	4,900,000
Virgin Media Secured Finance plc 5.125%, 01/15/25 (GBP)	2,000,000	2,679,093
5.500%, 01/15/25 (GBP)	2,700,000	3,623,012

		30,197,760

Miscellaneous Manufacturing—0.4%
General Electric Co. 5.000%, 3M LIBOR + 3.330%, 01/21/21 (b)	6,600,000	6,501,000
Textron, Inc. 2.903%, 3M LIBOR + 0.550%, 11/10/20 (b)	14,400,000	14,404,128

		20,905,128

Oil & Gas—0.3%
BP Capital Markets plc 2.705%, 3M LIBOR + 0.350%, 08/14/18 (b)	12,000,000	12,007,200

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Continental Resources, Inc. 5.000%, 09/15/22	1,000,000	$1,013,213
Petrobras Global Finance B.V. 6.125%, 01/17/22	2,715,000	2,761,155

		15,781,568

Oil, Gas & Consumable Fuels—0.0%
Pioneer Natural Resources Co. 7.500%, 01/15/20	1,500,000	1,595,167

Pharmaceuticals—0.9%
AbbVie, Inc. 2.850%, 05/14/23	3,000,000	2,889,286
3.200%, 05/14/26	1,300,000	1,213,872
3.600%, 05/14/25	700,000	677,956
Allergan Funding SCS 3.450%, 03/15/22	4,900,000	4,821,540
Bayer U.S. Finance LLC 3.345%, 3M LIBOR + 1.010%, 12/15/23 (144A) (b)	17,400,000	17,399,095
CVS Health Corp. 3.350%, 03/09/21	2,900,000	2,896,810
4.300%, 03/25/28	5,000,000	4,932,045
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	13,200,000	12,992,585
2.400%, 09/23/21	1,900,000	1,818,992
Valeant Pharmaceuticals International, Inc. 5.375%, 03/15/20 (144A)	3,333,000	3,377,795

		53,019,976

Pipelines—0.4%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19	5,800,000	5,945,000
Enbridge, Inc. 3.041%, 3M LIBOR + 0.700%, 06/15/20 (b)	11,500,000	11,544,988
Plains All American Pipeline L.P. / PAA Finance Corp. 4.500%, 12/15/26	1,200,000	1,174,645
Sabine Pass Liquefaction LLC 5.875%, 06/30/26	1,255,000	1,345,981
Sunoco Logistics Partners Operations .LP. 5.950%, 12/01/25	1,800,000	1,917,471

		21,928,085

Real Estate—0.3%
American Homes 4 Rent L.P. 4.250%, 02/15/28	1,900,000	1,819,569
CPI Property Group S.A. 2.125%, 10/04/24 (EUR)	3,800,000	4,353,494
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 03/20/22 (144A)	1,200,000	1,184,152
3.875%, 03/20/27 (144A)	1,700,000	1,679,341
Tesco Property Finance 6 plc 5.411%, 07/13/44 (GBP)	1,068,670	1,593,771
WEA Finance LLC 3.150%, 04/05/22 (144A)	4,770,000	4,677,624

		15,307,951

Real Estate Investment Trusts—2.2%
American Campus Communities Operating Partnership LP 3.625%, 11/15/27	2,200,000	2,060,884
Brixmor Operating Partnership L.P. 4.125%, 06/15/26	5,500,000	5,323,485
CBL & Associates L.P. 5.950%, 12/15/26	7,200,000	6,063,708
Digital Realty Trust L.P. 3.400%, 10/01/20	5,300,000	5,298,145
4.750%, 10/01/25	8,000,000	8,243,883
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	10,800,000	10,187,621
Hospitality Properties Trust 4.375%, 02/15/30	11,490,000	10,631,227
Omega Healthcare Investors, Inc. 4.750%, 01/15/28 (e)	8,900,000	8,580,631
Public Storage 2.370%, 09/15/22	2,500,000	2,400,800
3.094%, 09/15/27	15,500,000	14,582,155
Realty Income Corp. 3.875%, 04/15/25	10,700,000	10,549,541
Senior Housing Properties Trust 4.750%, 02/15/28	9,600,000	9,274,731
Simon Property Group L.P. 2.750%, 06/01/23	18,690,000	18,026,982
UDR, Inc. 3.500%, 07/01/27	1,900,000	1,801,020
Welltower, Inc. 4.250%, 04/01/26	10,300,000	10,191,296

		123,216,109

Retail—0.3%
CVS Health Corp. 2.750%, 12/01/22	2,900,000	2,779,430
CVS Pass-Through Trust 6.943%, 01/10/30	775,854	872,210
McDonald’s Corp. 2.759%, 3M LIBOR + 0.430%, 10/28/21 (b)	14,300,000	14,356,390

		18,008,030

Software—0.3%
Oracle Corp. 1.900%, 09/15/21	6,000,000	5,714,516
VMware, Inc. 2.300%, 08/21/20	13,600,000	13,314,705

		19,029,221

Telecommunications—1.1%
AT&T, Inc. 2.975%, 3M LIBOR + 0.750%, 06/01/21 (b)	16,900,000	16,970,313
2.998%, 3M LIBOR + 0.650%, 01/15/20 (b)	11,900,000	11,961,260
3.298%, 3M LIBOR + 0.950%, 07/15/21 (b)	14,900,000	15,041,822
Verizon Communications, Inc. 3.376%, 02/15/25	16,266,000	15,571,043
3.500%, 11/01/24	1,100,000	1,063,953

		60,608,391

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—0.0%
AP Moller - Maersk A/S 2.875%, 09/28/20 (144A)	1,800,000	$1,776,073

Trucking & Leasing—0.1%
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	9,000,000	8,548,200

Total Corporate Bonds & Notes (Cost $2,111,918,257)		2,099,038,807

Asset-Backed Securities—19.4%

Asset-Backed - Automobile—1.0%
Ally Auto Receivables Trust 2.720%, 05/17/21	17,200,000	17,199,570
AmeriCredit Automobile Receivables Trust 1.510%, 05/18/20	1,806,912	1,803,730
2.315%, 1M LIBOR + 0.230%, 07/19/21 (b)	5,400,000	5,400,253
2.450%, 05/20/19	7,731,381	7,731,511
Credit Acceptance Auto Loan Trust 3.470%, 05/17/27 (144A)	11,500,000	11,524,997
DT Auto Owner Trust 1.720%, 05/15/20 (144A)	1,540,036	1,538,742
Exeter Automobile Receivables Trust 1.960%, 03/15/21 (144A)	2,856,045	2,849,539
Flagship Credit Auto Trust 1.930%, 12/15/21 (144A)	7,134,780	7,110,253

		55,158,595

Asset-Backed - Credit Card—0.8%
Chase Issuance Trust 2.373%, 1M LIBOR + 0.300%, 01/18/22 (b)	12,000,000	12,027,408
Golden Credit Card Trust 2.473%, 1M LIBOR + 0.400%, 02/15/21 (144A) (b)	12,000,000	12,016,544
Master Credit Card Trust II 2.578%, 1M LIBOR + 0.490%, 07/22/24 (144A) (b)	14,800,000	14,786,942
Synchrony Credit Card Master Note Trust 2.970%, 03/15/24	6,500,000	6,485,156

		45,316,050

Asset-Backed - Home Equity—3.1%
Accredited Mortgage Loan Trust 2.671%, 1M LIBOR + 0.580%, 07/25/34 (b)	12,111,017	11,902,099
ACE Securities Corp. Home Equity Loan Trust 2.241%, 1M LIBOR + 0.150%, 04/25/36 (b)	6,832,178	6,691,643
2.241%, 1M LIBOR + 0.150%, 07/25/36 (b)	9,534,344	4,896,737
2.561%, 1M LIBOR + 0.470%, 10/25/35 (b)	7,100,000	7,052,852
Asset-Backed Funding Certificates Trust 2.791%, 1M LIBOR + 0.700%, 06/25/34 (b)	2,061,810	2,012,553
Asset-Backed Securities Corp. Home Equity Loan Trust 2.171%, 1M LIBOR + 0.080%, 05/25/37 (b)	25,702	18,156
2.541%, 1M LIBOR + 0.450%, 11/25/35 (b)	2,000,000	2,000,620
Bear Stearns Asset-Backed Securities I Trust 2.341%, 1M LIBOR + 0.250%, 04/25/37 (b)	13,898,424	14,343,211
2.650%, 1M LIBOR + 0.460%, 02/25/36 (b)	1,000,000	971,828

Asset-Backed - Home Equity—(Continued)
Bear Stearns Asset-Backed Securities I Trust
2.891%, 1M LIBOR + 0.800%, 10/27/32 (b)	16,703	16,104
3.091%, 1M LIBOR + 1.000%, 10/25/37 (b)	3,055,629	3,068,143
3.096%, 1M LIBOR + 1.005%, 06/25/35 (b)	7,800,000	7,801,512
Citigroup Mortgage Loan Trust 2.251%, 1M LIBOR + 0.160%, 12/25/36 (144A) (b)	8,880,591	5,810,317
2.261%, 1M LIBOR + 0.170%, 05/25/37 (b)	5,587,301	5,546,582
HSI Asset Securitization Corp. Trust 2.261%, 1M LIBOR + 0.170%, 12/25/36 (b)	10,923,026	4,195,619
MASTR Asset-Backed Securities Trust 2.141%, 1M LIBOR + 0.050%, 08/25/36 (b)	6,144,069	3,192,310
2.261%, 1M LIBOR + 0.170%, 10/25/36 (b)	5,719,008	5,596,461
Merrill Lynch Mortgage Investors Trust 2.591%, 1M LIBOR + 0.500%, 06/25/36 (b)	1,326,633	1,323,329
Morgan Stanley ABS Capital I, Inc. Trust 2.151%, 1M LIBOR + 0.060%, 05/25/37 (b)	175,549	158,748
Morgan Stanley ABS Capital, Inc. Trust 2.241%, 1M LIBOR + 0.150%, 06/25/36 (b)	496,767	424,558
Morgan Stanley Home Equity Loan Trust 2.261%, 1M LIBOR + 0.170%, 04/25/37 (b)	21,130,078	14,271,010
Nomura Home Equity Loan, Inc. 2.421%, 1M LIBOR + 0.330%, 11/25/35 (b)	11,000,000	9,741,225
NovaStar Mortgage Funding Trust 2.291%, 1M LIBOR + 0.200%, 09/25/37 (b)	8,057,690	7,795,809
Option One Mortgage Corp. Asset-Backed Certificates 2.731%, 1M LIBOR + 0.640%, 08/25/33 (b)	12,298	12,054
Option One Mortgage Loan Trust 2.231%, 1M LIBOR + 0.140%, 01/25/37 (b)	6,458,754	4,991,997
Renaissance Home Equity Loan Trust 2.971%, 1M LIBOR + 0.880%, 08/25/33 (b)	106,933	104,341
5.812%, 11/25/36 (m)	22,524,572	13,438,135
Residential Asset Securities Corp. Trust 2.241%, 1M LIBOR + 0.150%, 07/25/36 (b)	8,132,846	7,295,895
2.371%, 1M LIBOR + 0.280%, 06/25/36 (b)	6,000,000	5,896,653
2.671%, 1M LIBOR + 0.580%, 06/25/33 (b)	890,119	773,094
2.856%, 1M LIBOR + 0.765%, 03/25/34 (b)	1,720,947	1,722,999
Soundview Home Loan Trust 2.241%, 1M LIBOR + 0.150%, 06/25/37 (b)	5,078,255	3,656,130
2.271%, 1M LIBOR + 0.180%, 05/25/36 (b)	4,319,132	4,310,155
2.341%, 1M LIBOR + 0.250%, 10/25/36 (b)	9,100,000	8,599,449
WaMu Asset-Backed Certificates Trust 2.316%, 1M LIBOR + 0.225%, 05/25/47 (b)	11,261,220	10,752,823

		180,385,151

Asset-Backed - Manufactured Housing—0.0%
Conseco Finance Corp. 6.220%, 03/01/30	24,404	25,747
Mid-State Trust 7.791%, 03/15/38	95,526	101,744

		127,491

Asset-Backed - Other—13.5%
Allegro CLO, Ltd. 3.579%, 3M LIBOR + 1.220%, 01/30/26 (144A) (b)	9,998,286	10,000,945

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 2.871%, 1M LIBOR + 0.780%, 05/25/34 (b)	4,778,502	$4,783,289
Apidos CLO 3.482%, 3M LIBOR + 1.120%, 07/22/26 (144A) (b)	11,000,000	10,996,139
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2.471%, 1M LIBOR + 0.380%, 02/25/36 (b)	5,992,441	4,683,626
Avery Point CLO, Ltd. 3.475%, 3M LIBOR + 1.120%, 01/18/25 (144A) (b)	12,221,065	12,216,470
B&M CLO, Ltd. 3.078%, 3M LIBOR + 0.730%, 04/16/26 (144A) (b)	4,500,000	4,494,533
BlueMountain CLO, Ltd. 3.249%, 3M LIBOR + 0.890%, 10/29/25 (144A) (b)	6,789,869	6,788,117
Brookside Mill CLO, Ltd. 2.524%, 3M LIBOR + 0.820%, 01/17/28 (144A) (b)	11,295,000	11,206,210
Catamaran CLO, Ltd. 3.755%, 3M LIBOR + 1.400%, 10/18/26 (144A) (b)	8,000,000	8,002,976
Cent CLO, Ltd. 3.460%, 3M LIBOR + 1.100%, 01/25/26 (144A) (b)	6,455,589	6,454,253
Chapel B.V. 0.334%, 3M EURIBOR + 0.660%, 11/17/64 (EUR) (b)	685,943	801,093
CIFC Funding, Ltd. 3.128%, 3M LIBOR + 0.780%, 04/15/27 (144A) (b)	15,300,000	15,237,071
3.220%, 3M LIBOR + 0.860%, 10/25/27 (144A) (b)	16,200,000	16,165,769
Citigroup Mortgage Loan Trust, Inc. 2.151%, 1M LIBOR + 0.060%, 07/25/45 (b)	330,878	257,934
2.331%, 1M LIBOR + 0.240%, 10/25/36 (b)	269,005	268,977
Countrywide Asset-Backed Certificates 2.231%, 1M LIBOR + 0.140%, 07/25/37 (b)	11,579,902	10,654,734
2.231%, 1M LIBOR + 0.140%, 04/25/47 (b)	4,350,203	4,209,242
2.241%, 1M LIBOR + 0.150%, 05/25/37 (b)	1,315,717	1,298,638
2.241%, 1M LIBOR + 0.150%, 06/25/47 (b)	429,480	422,243
2.291%, 1M LIBOR + 0.200%, 09/25/37 (b)	6,309,435	5,615,135
2.291%, 1M LIBOR + 0.200%, 06/25/47 (b)	8,856,492	7,842,658
2.311%, 1M LIBOR + 0.220%, 09/25/37 (b)	7,183,672	5,994,131
2.371%, 1M LIBOR + 0.280%, 09/25/36 (b)	7,322,936	7,295,948
2.651%, 1M LIBOR + 0.560%, 12/25/35 (b)	1,334,453	1,336,635
4.747%, 10/25/46 (b)	5,771,492	5,552,318
4.814%, 10/25/32 (b)	10,437,548	9,363,576
Countrywide Asset-Backed Certificates Trust 3.816%, 1M LIBOR + 1.725%, 11/25/34 (b)	2,980,221	2,832,108
Credit Suisse Mortgage Trust 4.500%, 03/25/21	10,392,070	10,460,580
CVP Cascade CLO-1, Ltd. 3.498%, 3M LIBOR + 1.150%, 01/16/26 (144A) (b)	7,570,788	7,568,584
CWABS Asset-Backed Certificates Trust 2.231%, 1M LIBOR + 0.140%, 02/25/37 (b)	4,118,238	3,867,856
2.241%, 1M LIBOR + 0.150%, 09/25/46 (b)	4,316,761	4,280,266
2.241%, 1M LIBOR + 0.150%, 03/25/47 (b)	1,667,540	1,628,809
2.791%, 1M LIBOR + 0.700%, 11/25/35 (b)	10,000,000	9,969,535
Dorchester Park CLO, Ltd. 2.984%, 3M LIBOR + 0.900%, 04/20/28 (144A) (b) (l)	9,500,000	9,500,000
Emerson Park CLO, Ltd. 3.328%, 3M LIBOR + 0.980%, 07/15/25 (144A) (b)	4,631,157	4,629,610

Asset-Backed - Other—(Continued)
Figueroa CLO, Ltd. 2.925%, 3M LIBOR + 0.850%, 06/20/27 (144A) (b) (l)	14,300,000	14,300,000
3.234%, 01/15/27 (144A) (l)	14,400,000	14,400,000
First Franklin Mortgage Loan Trust 2.231%, 1M LIBOR + 0.140%, 12/25/36 (b)	6,790,984	4,178,466
2.451%, 1M LIBOR + 0.360%, 10/25/35 (b)	5,706,404	5,704,920
3.516%, 1M LIBOR + 1.425%, 10/25/34 (b)	4,895,371	4,823,338
Flagship Credit Auto Trust
Zero Coupon, 3M LIBOR + 0.850%, 01/16/26 (144A) (b) (l)	11,000,000	11,078,100
Flagship, Ltd. 3.479%, 3M LIBOR + 1.120%, 01/20/26 (144A) (b)	11,140,702	11,135,376
GoldenTree Loan Opportunities, Ltd. 3.729%, 3M LIBOR + 1.370%, 10/29/26 (144A) (b)	10,200,000	10,199,317
GSAMP Trust 2.261%, 1M LIBOR + 0.170%, 12/25/36 (b)	3,141,139	1,686,752
2.481%, 1M LIBOR + 0.390%, 01/25/36 (b)	14,600,000	14,455,727
3.411%, 1M LIBOR + 1.320%, 12/25/34 (b)	6,807,397	5,003,530
Home Equity Loan Trust 2.321%, 1M LIBOR + 0.230%, 04/25/37 (b)	16,100,000	14,506,815
Home Equity Mortgage Loan Asset-Backed Trust 2.311%, 1M LIBOR + 0.220%, 04/25/37 (b)	3,513,365	2,859,166
Jamestown CLO, Ltd. 3.573%, 3M LIBOR + 1.220%, 01/17/27 (144A) (b)	17,104,688	17,100,103
JMP Credit Advisors CLO IIIR, Ltd. 3.203%, 3M LIBOR + 0.850%, 01/17/28 (144A) (b)	14,900,000	14,892,416
JPMorgan Mortgage Acquisition Trust 2.231%, 1M LIBOR + 0.140%, 03/25/47 (b)	2,865,075	2,855,377
KVK CLO, Ltd. 3.498%, 3M LIBOR + 1.150%, 01/15/26 (144A) (b)	14,680,840	14,675,496
Lehman XS Trust 2.261%, 1M LIBOR + 0.170%, 02/25/37 (b)	13,145,124	10,547,934
2.891%, 1M LIBOR + 0.800%, 10/25/35 (b)	2,750,891	2,722,004
LoanCore Issuer, Ltd. 3.203%, 1M LIBOR + 1.130%, 05/15/28 (144A) (b)	14,300,000	14,304,363
Long Beach Mortgage Loan Trust 2.246%, 1M LIBOR + 0.155%, 08/25/36 (b)	12,590,868	8,460,134
2.611%, 1M LIBOR + 0.520%, 08/25/35 (b)	10,000,000	9,641,450
2.611%, 1M LIBOR + 0.520%, 08/25/45 (b)	798,214	775,340
Loomis Sayles CLO , Ltd. 3.253%, 3M LIBOR + 0.900%, 04/15/28 (144A) (b)	11,800,000	11,784,861
Marathon CLO, Ltd.
Zero Coupon, 1M LIBOR + 1.150%, 06/15/28 (144A) (b) (l)	12,300,000	12,299,693
3.201%, 3M LIBOR + 0.870%, 11/21/27 (144A) (b)	14,700,000	14,653,901
Merrill Lynch Mortgage Investors Trust 2.331%, 1M LIBOR + 0.240%, 08/25/37 (b)	3,300,000	2,736,053
Monarch Grove CLO 18-1 3.240%, 3M LIBOR + 0.880%, 01/25/28 (144A) (b)	8,800,000	8,793,004
Morgan Stanley ABS Capital I, Inc. Trust 2.216%, 1M LIBOR + 0.125%, 07/25/36 (b)	4,991,466	4,318,015
2.401%, 1M LIBOR + 0.310%, 12/25/35 (b)	2,974,048	2,944,395
3.051%, 1M LIBOR + 0.960%, 06/25/35 (b)	2,085,351	2,093,180
OCP CLO, Ltd. 3.148%, 3M LIBOR + 0.800%, 07/15/27 (144A) (b)	5,400,000	5,391,544

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Octagon Investment Partners, Ltd. 3.111%, 3M LIBOR + 0.850%, 07/15/27 (144A) (b)	8,800,000	$8,782,514
OneMain Financial Issuance Trust 3.190%, 03/18/26 (144A)	3,869,343	3,877,649
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 2.581%, 1M LIBOR + 0.490%, 09/25/35 (b)	5,000,000	4,722,264
3.141%, 1M LIBOR + 1.050%, 10/25/34 (b)	5,800,000	5,872,524
3.891%, 1M LIBOR + 1.800%, 12/25/34 (b)	4,636,570	4,777,142
RAMP Trust 2.391%, 1M LIBOR + 0.300%, 05/25/36 (b)	22,579,447	19,460,252
Residential Asset Securities Corp. Trust 2.251%, 1M LIBOR + 0.160%, 11/25/36 (b)	6,105,990	5,791,440
2.431%, 1M LIBOR + 0.340%, 04/25/37 (b)	21,555,046	20,182,606
Saxon Asset Securities Trust 2.491%, 1M LIBOR + 0.400%, 09/25/47 (b)	2,530,000	2,377,459
Securitized Asset-Backed Receivables LLC Trust 2.341%, 1M LIBOR + 0.250%, 05/25/36 (b)	9,349,726	6,100,242
Sofi Consumer Loan Program Trust 2.550%, 02/25/27 (144A)	7,900,402	7,864,437
Soundview Home Loan Trust 2.201%, 1M LIBOR + 0.110%, 02/25/37 (b)	2,483,778	1,029,102
3.051%, 1M LIBOR + 0.960%, 05/25/35 (b)	2,400,000	2,398,484
Specialty Underwriting & Residential Finance Trust 2.361%, 1M LIBOR + 0.270%, 04/25/37 (b)	5,156,173	3,246,945
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A) (l)	8,538,219	8,506,646
Structured Asset Investment Loan Trust 2.241%, 1M LIBOR + 0.150%, 09/25/36 (b)	6,105,897	5,886,834
2.511%, 1M LIBOR + 0.420%, 11/25/35 (b)	7,700,000	7,459,332
2.826%, 1M LIBOR + 0.735%, 08/25/35 (b)	4,062,318	4,066,669
Structured Asset Securities Corp. Mortgage Loan Trust 2.251%, 1M LIBOR + 0.160%, 03/25/36 (b)	691,999	691,461
2.991%, 1M LIBOR + 0.900%, 08/25/37 (b)	577,949	586,538
Sudbury Mill CLO, Ltd. 3.503%, 3M LIBOR + 1.150%, 01/17/26 (144A) (b)	9,389,131	9,390,192
3.523%, 3M LIBOR + 1.170%, 01/17/26 (144A) (b)	7,980,761	7,981,743
Symphony CLO, Ltd. 3.228%, 3M LIBOR + 0.880%, 04/15/28 (144A) (b)	2,800,000	2,792,283
3.378%, 3M LIBOR + 1.030%, 10/15/25 (144A) (b)	14,659,604	14,659,707
Telos CLO, Ltd. 3.303%, 3M LIBOR + 0.950%, 04/17/28 (144A) (b)	17,400,000	17,379,416
TICP CLO III-2, Ltd. 3.199%, 3M LIBOR + 0.840%, 04/20/28 (144A) (b)	11,700,000	11,656,593
U.S. Small Business Administration 5.500%, 10/01/18	825	826
6.220%, 12/01/28	1,915,188	2,065,039
Upstart Securitization Trust 4.997%, 08/20/25 (144A)	5,700,000	5,696,781
Venture CLO, Ltd. 3.168%, 3M LIBOR + 0.820%, 04/15/27 (144A) (b)	11,900,000	11,894,693
3.228%, 3M LIBOR + 0.880%, 04/15/27 (144A) (b)	15,500,000	15,452,818
Venture XVI CLO, Ltd. 3.198%, 3M LIBOR + 0.850%, 01/15/28 (144A) (b)	11,900,000	11,887,553
Voya CLO, Ltd. 3.080%, 3M LIBOR + 0.720%, 07/25/26 (144A) (b)	9,800,000	9,793,003

Asset-Backed - Other—(Continued)
Wells Fargo Home Equity Asset-Backed Securities Trust 2.571%, 1M LIBOR + 0.480%, 12/25/35 (b)	20,861,000	20,859,646
WhiteHorse, Ltd. 3.563%, 3M LIBOR + 1.200%, 02/03/25 (144A) (b)	2,955,185	2,955,909

		770,147,520

Asset-Backed - Student Loan—1.0%
Navient Private Education Loan Trust 2.418%, 1M LIBOR + 0.350%, 12/15/59 (144A) (b)	10,800,000	10,800,413
2.788%, 1M LIBOR + 0.720%, 12/15/59 (144A) (b)	6,500,000	6,501,773
Nelnet Student Loan Trust 3.980%, 3M LIBOR + 1.650%, 11/25/24 (b)	1,859,315	1,886,988
SMB Private Education Loan Trust 2.523%, 1M LIBOR + 0.450%, 06/17/24 (144A) (b)	3,515,899	3,518,301
SoFi Professional Loan Program LLC 1.550%, 03/26/40 (144A)	5,789,267	5,739,872
3.020%, 02/25/40 (144A)	7,699,649	7,526,236
Sofi Professional Loan Program Trust 2.640%, 08/25/47 (144A)	16,564,162	16,500,949
Utah State Board of Regents 2.710%, 1M LIBOR + 0.750%, 01/25/57 (b)	7,861,261	7,877,691

		60,352,223

Total Asset-Backed Securities (Cost $1,053,310,640)		1,111,487,030

Foreign Government—19.0%

Municipal—0.2%
Autonomous Community of Catalonia 4.950%, 02/11/20 (EUR)	10,000,000	12,334,350

Provincial—1.2%
Province of Ontario Canada 1.650%, 09/27/19	7,000,000	6,915,650
3.150%, 06/02/22 (CAD)	9,300,000	7,262,652
4.000%, 06/02/21 (CAD)	31,100,000	24,782,299
4.400%, 04/14/20	2,700,000	2,774,911
Province of Quebec Canada 3.500%, 07/29/20	10,600,000	10,749,062
3.500%, 12/01/22 (CAD)	3,300,000	2,618,965
4.250%, 12/01/21 (CAD)	15,200,000	12,286,373

		67,389,912

Regional Government—0.3%
Japan Finance Organization for Municipalities 2.000%, 09/08/20 (144A)	18,100,000	17,693,488

Sovereign—17.3%
Argentine Republic Government International Bond 6.250%, 04/22/19	14,400,000	14,457,744
Brazil Letras do Tesouro Nacional 6.069%, 01/01/19 (BRL) (n)	65,600,000	16,381,509
6.371%, 10/01/18 (BRL) (n)	673,000,000	170,868,809

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Cyprus Government International Bonds 3.750%, 07/26/23 (EUR)	2,400,000	$3,081,591
3.875%, 05/06/22 (EUR)	9,300,000	11,898,308
4.250%, 11/04/25 (EUR)	9,500,000	12,634,605
Japan Bank for International Cooperation 2.375%, 07/21/22	3,700,000	3,591,917
2.875%, 07/21/27	11,200,000	10,854,141
Japan Treasury Bills
Zero Coupon, 08/06/18 (JPY)	42,070,000,000	380,029,483
Zero Coupon, 08/20/18 (JPY)	15,610,000,000	141,016,326
Zero Coupon, 08/27/18 (JPY)	20,470,000,000	184,924,813
Kuwait International Government Bond 2.750%, 03/20/22 (144A)	12,000,000	11,686,800
Qatar Government International Bonds 4.500%, 04/23/28 (144A)	15,500,000	15,642,445
5.103%, 04/23/48 (144A)	14,600,000	14,555,616

		991,624,107

Total Foreign Government (Cost $1,149,056,452)		1,089,041,857

Mortgage-Backed Securities—5.6%

Collateralized Mortgage Obligations—4.5%
Adjustable Rate Mortgage Trust 3.655%, 11/25/35 (b)	332,646	284,024
Alternative Loan Trust 2.251%, 1M LIBOR + 0.160%, 12/25/46 (b)	4,317,555	4,253,618
5.500%, 02/25/36	3,315,824	3,009,082
6.000%, 1M LIBOR + 6.000%, 08/25/36 (b)	4,211,738	4,275,682
6.000%, 04/25/37	3,667,847	2,858,831
Alternative Loan Trust Resecuritization 3.296%, 03/25/47 (b)	1,460,243	1,455,784
American Home Mortgage Assets Trust 2.478%, 12M MTA + 0.920%, 11/25/46 (b)	3,498,674	1,920,932
American Home Mortgage Investment Trust 4.467%, 6M LIBOR + 2.000%, 02/25/45 (b)	807,802	821,443
Banc of America Alternative Loan Trust 12.340%, -1x 1M LIBOR + 16.940%, 09/25/35 (b)	2,931,758	3,262,819
20.036%, -1x 1M LIBOR + 28.400%, 11/25/46 (b)	1,181,845	1,441,765
Banc of America Funding Trust 3.795%, 02/20/36 (b)	2,109,812	2,095,241
3.909%, 05/25/35 (b)	828,992	866,185
4.046%, 01/20/47 (b)	173,703	166,751
Banc of America Mortgage Trust 6.000%, 05/25/37	9,861,421	8,663,635
BCAP LLC Trust 2.301%, 1M LIBOR + 0.210%, 05/25/47 (b)	10,756,886	9,889,053
5.250%, 02/26/36 (144A) (b)	3,775,138	3,028,014
5.250%, 08/26/37 (144A) (b)	3,324,192	3,402,507
Bear Stearns Adjustable Rate Mortgage Trust 3.698%, 02/25/33 (b)	6,761	6,251
3.901%, 10/25/35 (b)	2,483,186	2,485,967
Bear Stearns ALT-A Trust 2.931%, 1M LIBOR + 0.840%, 11/25/34 (b)	137,894	137,435

Collateralized Mortgage Obligations—(Continued)
Bear Stearns ALT-A Trust
3.590%, 11/25/36 (b)	2,279,650	1,926,204
3.669%, 11/25/36 (b)	3,519,250	3,265,033
3.781%, 05/25/35 (b)	1,065,444	1,073,917
3.791%, 09/25/35 (b)	841,186	687,738
3.835%, 05/25/36 (b)	2,125,933	1,574,237
Bear Stearns Structured Products, Inc. Trust 3.104%, 12/26/46 (b)	734,902	669,946
3.664%, 01/26/36 (b)	982,113	866,603
Chase Mortgage Finance Trust 3.480%, 12/25/35 (b)	2,106,587	2,028,657
3.576%, 09/25/36 (b)	2,693,425	2,533,347
3.735%, 03/25/37 (b)	1,503,043	1,474,128
ChaseFlex Trust 2.391%, 1M LIBOR + 0.300%, 07/25/37 (b)	4,829,101	4,462,680
Chevy Chase Funding LLC Mortgage-Backed Certificate 2.341%, 1M LIBOR + 0.250%, 08/25/35 (144A) (b)	34,182	33,555
CHL Mortgage Pass-Through Trust 2.291%, 1M LIBOR + 0.200%, 04/25/46 (b)	2,440,952	2,252,187
Citicorp Mortgage Securities Trust 6.000%, 05/25/37	2,040,809	1,978,941
Citigroup Mortgage Loan Trust 3.410%, 1Y CMT + 2.100%, 09/25/35 (b)	1,291,189	1,308,562
3.630%, 1Y CMT + 2.400%, 10/25/35 (b)	1,908,363	1,932,574
3.903%, 10/25/46 (b)	1,395,482	1,245,952
4.240%, 1Y CMT + 2.150%, 09/25/35 (b)	404,516	409,514
Countrywide Alternative Loan Trust 2.294%, 1M LIBOR + 0.210%, 03/20/46 (b)	154,796	130,598
2.351%, 06/25/46 (k)	6,820,822	5,405,606
2.909%, 1M LIBOR + 5.000%, 05/25/35 (b) (c)	1,359,079	101,436
6.000%, 03/25/35	14,216,310	13,377,445
6.000%, 07/25/37	5,795,281	4,346,130
Countrywide Home Loan Mortgage Pass-Through Trust 2.671%, 1M LIBOR + 0.580%, 04/25/35 (b)	114,202	109,701
2.731%, 1M LIBOR + 0.640%, 03/25/35 (b)	487,316	479,628
3.469%, 09/20/36 (b)	2,633,825	2,272,368
5.500%, 12/25/34	5,255,338	5,276,888
5.750%, 06/25/37	1,834,756	1,570,538
Countrywide Home Reperforming Loan REMIC Trust 2.431%, 1M LIBOR + 0.340%, 06/25/35 (144A) (b)	1,585,893	1,526,281
Credit Suisse First Boston Mortgage Securities Corp.
2.511%, 03/25/32 (144A) (b)	53,423	50,388
6.000%, 11/25/35	1,800,313	1,521,033
Deutsche Alt-A Securities Mortgage Loan Trust 2.281%, 1M LIBOR + 0.190%, 08/25/47 (b)	4,401,206	4,168,256
Downey Savings & Loan Association Mortgage Loan Trust 3.657%, 07/19/44 (b)	442,085	445,019
First Horizon Alternative Mortgage Securities Trust 2.609%, -1x 1M LIBOR + 4.700%, 01/25/36 (b) (c)	24,152,822	1,944,367
First Horizon Mortgage Pass-Through Trust 3.937%, 08/25/35 (b)	150,842	125,985
GreenPoint Mortgage Funding Trust 2.266%, 1M LIBOR + 0.175%, 12/25/46 (b)	2,992,953	2,960,760
GreenPoint MTA Trust 2.531%, 1M LIBOR + 0.440%, 06/25/45 (b)	55,405	52,738

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
GSR Mortgage Loan Trust 3.592%, 04/25/36 (b)	1,914,412	$1,759,749
3.678%, 09/25/35 (b)	31,339	31,929
3.729%, 01/25/36 (b)	4,592,089	4,547,617
6.000%, 03/25/32	97	99
HarborView Mortgage Loan Trust 2.275%, 1M LIBOR + 0.190%, 01/19/38 (b)	131,794	129,216
2.525%, 1M LIBOR + 0.440%, 05/19/35 (b)	849,898	816,444
Holmes Master Issuer plc 2.708%, 3M LIBOR + 0.360%, 10/15/54 (144A) (b)	11,400,000	11,393,411
IndyMac ARM Trust 2.779%, 01/25/32 (b)	19,937	19,560
2.784%, 01/25/32 (b)	476	472
IndyMac INDX Mortgage Loan Trust 2.211%, 1M LIBOR + 0.120%, 07/25/36 (b)	4,981,445	4,662,765
2.301%, 1M LIBOR + 0.210%, 05/25/46 (b)	6,360,158	6,159,941
JP Morgan Alternative Loan Trust 2.271%, 1M LIBOR + 0.180%, 05/25/36 (b) (k)	2,112,589	2,010,669
JPMorgan Mortgage Trust 4.162%, 07/25/35 (b)	1,843,553	1,852,440
5.750%, 01/25/36	305,441	245,888
Lehman Mortgage Trust 2.691%, 1M LIBOR + 0.600%, 08/25/36 (b)	7,054,669	5,497,259
MASTR Alternative Loan Trust 2.491%, 1M LIBOR + 0.400%, 03/25/36 (b)	648,783	133,433
6.500%, 02/25/35	6,776,166	7,797,671
MASTR Asset Securitization Trust 6.000%, 06/25/36	456,091	443,456
Merrill Lynch Alternative Note Asset Trust 2.271%, 1M LIBOR + 0.180%, 04/25/37 (b)	1,299,051	1,300,243
Merrill Lynch Mortgage Investors Trust 2.341%, 1M LIBOR + 0.250%, 11/25/35 (b)	22,261	21,545
2.471%, 1M LIBOR + 0.380%, 08/25/35 (b)	3,110,481	3,112,890
2.983%, 1M LIBOR + 1.000%, 10/25/35 (b)	71,576	68,374
Morgan Stanley Re-REMIC Trust 3.624%, 03/26/37 (144A) (m)	3,103,734	2,633,996
MortgageIT Mortgage Loan Trust 2.321%, 1M LIBOR + 0.230%, 04/25/36 (b)	5,791,528	5,473,815
Nomura Asset Acceptance Corp. Alternative Loan Trust 4.976%, 05/25/35 (m)	1,112,012	851,897
NovaStar Mortgage Funding Trust 2.296%, 1M LIBOR + 0.205%, 09/25/46 (b)	9,080,889	4,653,913
OBX Trust 2.741%, 1M LIBOR + 0.6500%, 06/25/57 (144A) (b)	5,966,420	5,973,530
RBSSP Resecuritization Trust 2.200%, 1M LIBOR + 0.240%, 06/27/36 (144A) (b)	8,300,000	7,056,572
3.482%, 1M LIBOR + 0.150%, 01/26/36 (144A) (b)	3,954,212	3,994,697
Residential Accredit Loans, Inc. Trust 2.271%, 1M LIBOR + 0.180%, 06/25/46 (b)	1,468,505	638,498
6.000%, 12/25/35	7,319,854	7,043,144
6.250%, 01/25/37	3,705,950	3,430,989
Residential Asset Securitization Trust 6.000%, 06/25/36	3,674,854	2,615,779
Sequoia Mortgage Trust 2.434%, 1M LIBOR + 0.350%, 07/20/33 (b)	178,621	171,953
2.725%, 1M LIBOR + 0.640%, 04/19/27 (b)	718,342	679,784

Collateralized Mortgage Obligations—(Continued)
Structured Adjustable Rate Mortgage Loan Trust 3.558%, 01/25/35 (b)	995,595	987,240
3.726%, 08/25/35 (b)	121,199	121,110
3.815%, 04/25/35 (b)	5,129,265	5,001,590
Structured Asset Mortgage Investments II Trust 2.335%, 1M LIBOR + 0.250%, 07/19/35 (b)	632,837	616,162
2.551%, 1M LIBOR + 0.460%, 05/25/45 (b)	753,272	726,015
WaMu Mortgage Pass-Through Certificates Trust 2.591%, 1M LIBOR + 0.500%, 02/25/45 (b)	8,668,097	8,485,269
2.958%, 12M MTA + 1.400%, 06/25/42 (b)	90,084	86,025
2.958%, 12M MTA + 1.400%, 08/25/42 (b)	53,788	52,437
Wells Fargo Mortgage-Backed Securities Trust 3.624%, 09/25/33 (b)	331,496	339,475
3.640%, 10/25/36 (b)	1,204,453	1,176,498
3.822%, 03/25/36 (b)	6,457,642	6,443,879
3.933%, 04/25/36 (b)	561,796	570,329
4.121%, 07/25/36 (b)	4,585,746	4,481,202
5.750%, 03/25/36	1,820,588	1,776,589

		258,001,417

Commercial Mortgage-Backed Securities—1.1%
CSAIL Commercial Mortgage Trust 3.314%, 11/15/49	2,900,000	2,867,031
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	8,900,000	8,725,475
GS Mortgage Securities Trust 3.278%, 11/10/49 (b)	2,500,000	2,475,220
3.722%, 10/10/49 (144A) (b)	13,346,000	13,023,142
JP Morgan Chase Commercial Mortgage Securities Corp. 3.000%, 1M LIBOR + 1.000%, 06/15/32 (144A) (b) (l)	17,200,000	17,202,941
Morgan Stanley Bank of America Merrill Lynch Trust 2.952%, 11/15/49	10,000,000	9,697,727
Resource Capital Corp., Ltd. 2.873%, 1M LIBOR + 0.800%, 07/15/34 (144A) (b)	5,085,245	5,085,241

		59,076,777

Total Mortgage-Backed Securities (Cost $311,001,522)		317,078,194

Municipals—0.5%
Chicago Transit Authority Transfer Tax Receipts Revenue 6.300%, 12/01/21	225,000	237,305
City of Chicago, IL General Obligation Unlimited 7.750%, 01/01/42	11,400,000	12,350,190
New Jersey Economic Development Authority, Revenue Bond Zero Coupon, 02/15/22 (AGM)	6,140,000	5,409,463
State of Illinois General Obligation Unlimited, Build America Bond 6.725%, 04/01/35	5,720,000	6,097,520
Tobacco Settlement Finance Authority 7.467%, 06/01/47	6,825,000	6,801,044

Total Municipals (Cost $29,421,480)		30,895,522

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Floating Rate Loan (o)—0.1%

Security Description	Principal Amount*	Value

Media—0.1%
CSC Holdings LLC Term Loan B, 4.573%, 1M LIBOR + 2.500%, 01/25/26 (Cost $5,374,319)	5,400,000	$5,391,225

Short-Term Investments—7.8%

Certificate of Deposit—1.4%
Barclays Bank plc 0.010%, 09/04/18	20,500,000	20,488,476
1.940%, 09/04/18	59,000,000	58,966,835

		79,455,311

Commercial Paper—1.8%
Bank of Montreal 1.024%, 07/03/18	22,500,000	17,111,912
Credit Suisse AG 2.722%, 1M LIBOR + 0.620%, 09/28/18 (b)	17,700,000	17,716,744
Ford Motor Credit Co. 2.000%, 09/04/18	22,700,000	22,603,043
ING U.S. Funding LLC 2.281%, 1M LIBOR + 0.190%, 07/23/18 (b)	24,000,000	24,004,104
Southern Company 2.600%, 07/23/18	5,100,000	5,092,091
Toronto Dominion Bank 1.024%, 07/03/18	22,500,000	17,111,912

		103,639,806

Foreign Government—2.2%
Argentina Treasury Bills 2.720%, 07/27/18 (n)	4,000,000	3,987,904
2.966%, 01/11/19 (n)	7,900,000	7,738,374
2.972%, 11/16/18 (n)	9,100,000	8,938,193
Japan Treasury Bills
Zero Coupon, 07/30/18 (JPY) (n)	9,120,000,000	82,381,405
Zero Coupon, 08/13/18 (JPY) (n)	2,610,000,000	23,577,413

		126,623,289

Repurchase Agreements—2.4%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 06/29/18 at 2.310%, due on 07/02/18 with a maturity value of $31,606,083; collateralized by a U.S. Treasury Bond at 3.375%, maturing 05/15/44, with a market value of $32,195,401.	31,600,000	31,600,000
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $21,327,498; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $21,754,026.	21,326,076	21,326,076
JPMorgan Chase Bank N.A. Repurchase Agreement dated 06/29/18 at 2.190%, due on 07/02/18 with a maturity value of $39,707,245; collateralized by a U.S. Treasury Note at 1.875%, maturing 01/31/22, with a market value of $40,181,048.	39,700,000	39,700,000

Repurchase Agreements—(Continued)
JPMorgan Securities LLC Repurchase Agreement dated 07/02/18 at 2.090%, due on 07/03/18 with a maturity value of $44,802,600; collateralized by a U.S. Treasury Note at 2.375%, maturing 01/31/23, with a market value of $45,279,202.	44,800,000	$44,800,000

		137,426,076

Total Short-Term Investments (Cost $448,947,954)		447,144,482

Total Purchased Options—0.0% (p) (Cost $3,702,453)		1,115,132

Total Investments—163.2% (Cost $9,395,975,945)		9,341,194,073
Other assets and liabilities (net)—(63.2)%		(3,618,860,725)

Net Assets—100.0%		$5,722,333,348

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Interest only security.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of June 30, 2018, the value of securities pledged amounted to $32,550,273.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2018, the market value of securities pledged was $64,759,540.
(h)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $15,567,297.
(i)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of June 30, 2018, the market value of securities pledged was $273,968.
(j)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(k)	Illiquid security. As of June 30, 2018, these securities represent 0.2% of net assets.
(l)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2018, the market value of restricted securities was $152,630,037, which is 2.7% of net assets. See details shown in the Restricted Securities table that follows.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(m)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(n)	The rate shown represents current yield to maturity.
(o)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(p)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $1,241,207,630, which is 21.7% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Blackstone CQP Holdco L.P., 6.500%, 03/20/21	03/06/17	$20,700,000	$20,700,000	$20,700,000
Blackstone CQP Holdco L.P., 6.000%, 08/18/21	08/09/17	10,700,000	10,700,000	10,673,250
Credit Suisse Group AG, 4.207%, 06/12/24	06/07/18	14,300,000	14,343,935	14,310,405
Dorchester Park CLO, Ltd., 2.984%, 04/20/28	06/07/18	9,500,000	9,500,000	9,500,000
Figueroa CLO, Ltd., 2.925%, 06/20/27	06/08/18	14,300,000	14,300,000	14,300,000
Figueroa CLO, Ltd., 3.234%, 01/15/27	06/28/18	14,400,000	14,400,000	14,400,000
Flagship Credit Auto Trust, Zero Coupon, 01/16/26	06/06/18	11,000,000	11,000,000	11,078,100
JP Morgan Chase Commercial Mortgage Securities Corp., 3.000%, 06/15/32	06/27/18	17,200,000	17,200,000	17,202,941
Maple Escrow Subsidiary, Inc., 4.057%, 05/25/23	05/14/18	14,600,000	14,600,000	14,635,603
Marathon CLO, Ltd., Zero Coupon, 06/15/28	06/22/18	12,300,000	12,300,000	12,299,693
Piper Jaffray Cos., 5.060%, 10/09/18	10/08/15	5,000,000	5,000,000	5,023,399
SpringCastle America Funding LLC, 3.050%, 04/25/29	09/16/16	8,538,219	8,537,892	8,506,646

				$152,630,037

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Barclays Capital, Inc.	0.500%	03/02/18	03/01/20	USD	1,854,000	$1,854,000
Barclays Capital, Inc.	1.000%	03/23/18	03/22/20	USD	1,855,000	1,855,000
Barclays Capital, Inc.	0.250%	01/19/18	01/15/28	USD	4,676,000	4,676,000
J.P. Morgan Securities LLC	1.700%	05/30/18	07/05/18	USD	23,865,500	23,865,500

Total						$32,250,500

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	5,146,000	GSC	07/03/18	USD	3,779,737	$28,560
BRL	38,306,793	CSI	07/03/18	USD	9,934,850	(51,139)
BRL	4,186,468	DBAG	07/03/18	USD	1,126,000	(45,830)
BRL	8,313,336	DBAG	07/03/18	USD	2,242,000	(97,038)
BRL	25,806,989	DBAG	07/03/18	USD	6,954,000	(295,420)
BRL	63,600,000	JPMC	07/03/18	USD	17,479,731	(1,070,003)
BRL	38,306,793	CSI	08/02/18	USD	10,058,236	(209,571)
CAD	7,380,000	BNP	07/03/18	USD	5,607,692	5,970
CAD	9,304,000	CBNA	07/03/18	USD	7,087,997	(10,828)
CAD	65,995,250	UBSA	07/03/18	USD	49,671,505	528,358
DKK	6,923,282	CBNA	07/02/18	USD	1,153,515	(68,353)
EUR	8,805,000	BNP	08/15/18	USD	10,288,988	25,792
EUR	10,731,000	BNP	08/15/18	USD	12,562,820	8,208

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	9,401,000	BBP	08/15/18	USD	11,132,952	$(119,977)
EUR	13,062,000	BBP	08/15/18	USD	15,392,819	(91,098)
EUR	26,515,000	CBNA	08/15/18	USD	30,881,527	179,959
EUR	39,718,000	CBNA	08/15/18	USD	46,237,567	290,817
EUR	8,320,000	GSC	08/15/18	USD	9,849,524	(102,906)
EUR	9,039,000	GSC	08/15/18	USD	10,556,782	32,121
EUR	1,703,000	JPMC	08/15/18	USD	2,021,160	(26,149)
EUR	3,166,000	JPMC	08/15/18	USD	3,755,533	(46,664)
EUR	3,237,000	JPMC	08/15/18	USD	3,849,074	(57,031)
EUR	24,122,000	JPMC	08/15/18	USD	28,506,875	(248,713)
GBP	4,114,000	BNP	08/15/18	USD	5,478,406	(38,526)
GBP	1,266,000	BBP	08/15/18	USD	1,714,498	(40,486)
GBP	8,682,000	BBP	08/15/18	USD	11,683,862	(203,785)
GBP	1,874,000	CBNA	08/15/18	USD	2,527,952	(49,990)
GBP	22,072,000	CBNA	08/15/18	USD	29,264,572	(79,100)
GBP	3,017,000	JPMC	08/15/18	USD	4,058,198	(68,865)
INR	15,053,051	BNP	09/19/18	USD	220,042	(2,332)
JPY	5,581,000,000	BNP	08/15/18	USD	50,932,960	(379,165)
JPY	13,513,700,000	CBNA	08/15/18	USD	124,013,031	(1,603,279)
JPY	1,791,800,000	GSC	08/15/18	USD	16,302,325	(71,849)
JPY	1,383,900,000	JPMC	08/15/18	USD	12,633,319	(97,681)
JPY	1,578,900,000	JPMC	08/15/18	USD	14,387,683	(85,696)
JPY	5,695,300,000	JPMC	08/15/18	USD	51,754,936	(165,789)
MXN	195,457,000	CBNA	08/27/18	USD	10,180,211	(422,723)
MXN	42,009,236	GSC	08/27/18	USD	2,091,000	6,160
MXN	99,448,000	GSC	08/27/18	USD	4,934,459	30,125
MXN	1,090,760,000	GSC	08/27/18	USD	53,832,461	619,811
MXN	377,176,000	JPMC	08/27/18	USD	18,689,381	139,775
MYR	1,437,265	BBP	09/19/18	USD	360,027	(4,773)
RUB	3,521,575,838	BBP	07/10/18	USD	56,008,891	24,998
RUB	574,890,348	GSC	07/10/18	USD	9,879,539	(732,116)
RUB	1,449,640,230	GSC	07/10/18	USD	23,123,836	(57,748)
RUB	4,354,505,326	UBSA	09/13/18	USD	69,271,089	(445,904)
SEK	64,365,000	CBNA	08/15/18	USD	7,258,282	(49,107)
SEK	905,795,000	GSC	08/15/18	USD	106,201,137	(4,747,948)
SEK	73,945,000	UBSA	08/15/18	USD	8,473,555	(191,376)
ZAR	2,906,000	CBNA	08/08/18	USD	229,402	(18,524)

Contracts to Deliver
AUD	2,523,000	GSC	07/03/18	USD	1,865,034	(2,112)
AUD	2,623,000	JPMC	07/03/18	USD	1,975,343	34,192
AUD	5,146,000	GSC	08/02/18	USD	3,780,123	(28,567)
BRL	38,306,793	CSI	07/03/18	USD	10,086,044	202,332
BRL	38,306,793	DBAG	07/03/18	USD	9,934,850	51,139
BRL	51,000,000	JPMC	07/03/18	USD	14,879,650	1,720,906
BRL	12,600,000	JPMC	07/03/18	USD	3,680,444	429,460
BRL	205,400,000	BNP	10/02/18	USD	61,054,634	8,541,537
BRL	197,900,000	GSC	10/02/18	USD	59,083,445	8,487,818
BRL	163,400,000	JPMC	10/02/18	USD	48,939,739	7,164,471
BRL	106,300,000	JPMC	10/02/18	USD	31,472,983	4,296,049
BRL	65,600,000	JPMC	01/03/19	USD	17,765,741	1,127,819
CAD	1,212,000	BNP	07/03/18	USD	910,216	(11,702)
CAD	54,991,250	CBNA	07/03/18	USD	42,240,525	410,951
CAD	45,000,000	GSC	07/03/18	USD	34,714,465	484,822
CAD	18,284,000	GSC	07/03/18	USD	14,114,324	206,440
CAD	8,192,000	JPMC	07/03/18	USD	6,305,520	74,203
CAD	65,995,250	UBSA	08/02/18	USD	49,698,437	(527,724)

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
DKK	45,651,273	DBAG	07/02/18	USD	7,340,722	$185,294
DKK	87,255,000	GSC	07/02/18	USD	14,191,908	515,468
DKK	182,810,000	BNP	10/01/18	USD	29,490,854	632,552
DKK	53,429,000	SG	10/01/18	USD	8,794,463	360,186
EUR	50,630,000	BNP	08/15/18	USD	59,309,668	(1,780)
EUR	26,758,000	BBP	08/15/18	USD	31,778,981	432,828
EUR	3,821,000	CSI	08/15/18	USD	4,462,653	(13,528)
EUR	58,033,000	GSC	08/15/18	USD	69,510,587	1,526,758
EUR	29,091,000	GSC	08/15/18	USD	34,094,402	15,213
EUR	35,245,000	JPMC	08/15/18	USD	41,182,196	(106,209)
EUR	9,241,000	JPMC	08/15/18	USD	10,890,325	64,785
EUR	6,888,000	JPMC	08/15/18	USD	8,189,323	120,248
EUR	5,200,000	JPMC	08/15/18	USD	6,247,700	156,064
GBP	8,377,000	BNP	08/15/18	USD	11,200,888	124,108
GBP	36,439,000	JPMC	08/15/18	USD	49,581,461	1,398,722
GBP	10,373,000	JPMC	08/15/18	USD	13,928,130	212,069
GBP	4,107,000	JPMC	08/15/18	USD	5,533,346	102,722
JPY	3,630,000,000	JPMC	07/30/18	USD	33,370,105	524,526
JPY	3,460,000,000	JPMC	07/30/18	USD	31,825,457	518,101
JPY	2,030,000,000	JPMC	07/30/18	USD	18,684,105	315,917
JPY	5,220,000,000	CBNA	08/06/18	USD	48,054,351	799,602
JPY	36,850,000,000	UBSA	08/06/18	USD	337,928,302	4,338,742
JPY	2,610,000,000	CBNA	08/13/18	USD	24,036,248	397,582
JPY	4,164,300,000	BBP	08/15/18	USD	38,455,898	734,850
JPY	2,418,800,000	CBNA	08/15/18	USD	22,242,886	332,920
JPY	2,156,900,000	CBNA	08/15/18	USD	19,491,206	(46,418)
JPY	2,373,800,000	GSC	08/15/18	USD	21,516,819	14,472
JPY	1,596,500,000	GSC	08/15/18	USD	14,516,777	55,366
JPY	13,531,700,000	JPMC	08/15/18	USD	124,164,302	1,591,502
JPY	4,596,000,000	JPMC	08/15/18	USD	42,111,826	480,354
JPY	3,704,300,000	JPMC	08/15/18	USD	33,606,503	52,225
JPY	3,204,500,000	JPMC	08/15/18	USD	29,605,955	578,964
JPY	1,927,800,000	JPMC	08/15/18	USD	17,663,326	200,935
JPY	1,409,300,000	JPMC	08/15/18	USD	12,865,885	100,169
JPY	1,359,700,000	JPMC	08/15/18	USD	12,542,378	225,948
JPY	1,225,300,000	JPMC	08/15/18	USD	11,127,025	28,017
JPY	2,154,200,000	UBSA	08/15/18	USD	19,763,158	249,990
JPY	6,600,000,000	JPMC	08/20/18	USD	59,836,809	32,295
JPY	4,890,000,000	JPMC	08/20/18	USD	44,349,719	40,011
JPY	4,120,000,000	UBSA	08/20/18	USD	37,949,860	617,345
JPY	13,440,000,000	BNP	08/27/18	USD	123,947,507	2,105,517
JPY	7,030,000,000	JPMC	08/27/18	USD	64,774,717	1,043,378
KRW	167,742,730	GSC	09/19/18	USD	157,210	6,318
MXN	230,328,600	JPMC	08/23/18	USD	12,360,000	854,504
MXN	258,825,000	BBP	08/27/18	USD	12,533,188	(387,720)
MXN	282,557,000	CBNA	08/27/18	USD	14,176,987	71,345
MXN	276,702,000	CBNA	08/27/18	USD	13,840,775	27,423
MXN	225,531,000	CBNA	08/27/18	USD	11,154,069	(104,755)
MXN	203,716,000	CSI	08/27/18	USD	10,149,566	(20,223)
MXN	145,756,000	GSC	08/27/18	USD	7,309,587	33,243
MXN	141,374,000	GSC	08/27/18	USD	6,729,483	(328,106)
RUB	767,126,560	CBNA	07/10/18	USD	12,359,633	153,425
RUB	1,606,265,420	GSC	07/10/18	USD	25,690,423	132,178
RUB	2,844,565,675	JPMC	07/10/18	USD	44,462,317	(799,260)
RUB	328,148,760	JPMC	07/10/18	USD	5,136,152	(85,218)
RUB	3,521,575,838	BBP	08/24/18	USD	55,748,217	(21,426)
RUB	424,133,464	CBNA	08/24/18	USD	6,782,825	66,011

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
RUB	617,870,663	GSC	08/24/18	USD	9,805,292	$20,347
SEK	114,825,000	DBAG	08/15/18	USD	13,136,348	275,422
SEK	158,915,000	JPMC	08/15/18	USD	18,180,462	381,254
SGD	356,587	UBSA	09/19/18	USD	267,347	5,198
TRY	1,090,000	CBNA	08/20/18	USD	239,903	7,450

Net Unrealized Appreciation						$43,830,426

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3 Month Euribor	12/17/18	1,056	EUR	264,752,400	$65,786
3-Month Euribor	09/17/18	3,936	EUR	987,050,400	287,527
Call Options on Euro-BTP Futures, Strike EUR 152.000	08/24/18	450	EUR	4,500	(452)
Call Options on Euro-Bund Futures, Strike EUR 197.000	08/24/18	181	EUR	1,810	(182)
Call Options on Euro-OAT Futures, Strike EUR 166.000	08/24/18	1,011	EUR	10,110	(1,015)
Call Options on Euro-OAT Futures, Strike EUR 168.000	08/24/18	626	EUR	6,260	(629)
Call Options on Euro-OAT Futures, Strike EUR 170.000	08/24/18	1,000	EUR	10,000	(1,004)
Put Options on Euro-Bund Futures, Strike EUR 145.000	08/24/18	1,707	EUR	17,070	(1,714)
U.S. Treasury Note 10 Year Futures	09/19/18	655	USD	78,722,813	(486,984)
U.S. Treasury Note 5 Year Futures	09/28/18	10,163	USD	1,154,691,482	(3,258,537)

Futures Contracts—Short
90 Day Eurodollar Futures	06/17/19	(473)	USD	(114,873,963)	1,010,555
90 Day Eurodollar Futures	09/16/19	(599)	USD	(145,377,300)	1,280,389
90 Day Eurodollar Futures	12/16/19	(645)	USD	(156,468,938)	1,357,409
90 Day Eurodollar Futures	03/16/20	(1,753)	USD	(425,190,150)	572,514
90 Day Eurodollar Futures	06/15/20	(1,835)	USD	(445,079,250)	469,838
90 Day Eurodollar Futures	09/14/20	(1,375)	USD	(333,523,438)	5,339
90 Day Eurodollar Futures	12/14/20	(721)	USD	(174,878,550)	(182,893)
Australian 10 Year Treasury Bond Futures	09/17/18	(1,941)	AUD	(251,091,001)	(2,222,371)
Canada Government Bond 10 Year Futures	09/19/18	(756)	CAD	(103,352,760)	(1,601,388)
Euro-Bund Futures	09/06/18	(190)	EUR	(30,884,500)	(151,093)
Euro-Buxl 30 Year Bond Futures	09/06/18	(323)	EUR	(57,397,100)	(1,308,742)
Euro-OAT Futures	09/06/18	(2,719)	EUR	(420,194,260)	(6,370,032)
Put Options on Euro-Bund Futures, Strike EUR 160.500	07/27/18	(597)	EUR	(71,640)	197,670
Put Options on Euro-Bund Futures, Strike EUR 161.500	07/27/18	(702)	EUR	(217,620)	80,469
U.S. Treasury Long Bond Futures	09/19/18	(3,061)	USD	(443,845,000)	(12,114,170)
United Kingdom Long Gilt Bond Futures	09/26/18	(131)	GBP	(16,120,860)	(282,761)

Net Unrealized Depreciation					$(22,656,471)

Purchased Options

Credit Default Swaptions	Strike Spread	Counterparty	Reference Obligation	Buy/ Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - 5 Yr. CDS	1.250%	BNP	CDX.NA.IG.30	Buy	07/18/18	200,000,000	USD	200,000,000	$27,500	$5,356	$(22,144)

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Purchased Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - 30-Yr. IRS	2.930%	GSBU	3M LIBOR	Receive	08/20/18	11,900,000	USD	11,900,000	$1,263,066	$274,200	$(988,866)
Put - 30-Yr. IRS	2.905%	MSC	3M LIBOR	Receive	08/20/18	10,200,000	USD	10,200,000	1,020,000	271,613	(748,387)
Put - 30-Yr. IRS	2.940%	GSBU	3M LIBOR	Receive	08/20/18	10,400,000	USD	10,400,000	1,017,120	230,064	(787,056)
Put - 30-Yr. IRS	2.943%	GSBU	3M LIBOR	Receive	12/12/19	4,800,000	USD	4,800,000	230,400	314,946	84,546

Totals									$3,530,586	$1,090,823	$(2,439,763)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Call - Canada Government Bond 10-Year Futures	CAD	158.000	08/17/18	363	CAD	363,000	$3,389	$1,380	$(2,009)
Call - Canada Government Bond 10-Year Futures	CAD	159.500	08/17/18	286	CAD	286,000	2,634	1,088	(1,546)
Call - Canada Government Bond 10-Year Futures	CAD	156.000	08/17/18	100	CAD	100,000	934	380	(554)
Call - U.S. Treasury Bond Futures	USD	175.000	08/24/18	185	USD	185,000	1,582	185	(1,397)
Call - U.S. Treasury Bond Futures	USD	174.000	08/24/18	77	USD	77,000	631	77	(554)
Call - U.S. Treasury Note 10-Year Futures	USD	136.000	08/24/18	746	USD	746,000	6,117	746	(5,371)
Put - U.S. Treasury Note 10-Year Futures	USD	107.000	08/24/18	1,071	USD	1,071,000	9,157	1,071	(8,086)
Put - U.S. Treasury Note 10-Year Futures	USD	106.500	08/24/18	1,000	USD	1,000,000	8,550	1,000	(7,550)
Put - U.S. Treasury Note 10-Year Futures	USD	107.500	08/24/18	642	USD	642,000	5,489	642	(4,847)
Put - U.S. Treasury Note 10-Year Futures	USD	108.500	08/24/18	324	USD	324,000	2,770	324	(2,446)
Put - U.S. Treasury Note 10-Year Futures	USD	108.000	08/24/18	321	USD	321,000	2,745	321	(2,424)
Put - U.S. Treasury Note 5-Year Futures	USD	106.500	08/24/18	4,250	USD	4,250,000	36,338	4,250	(32,088)
Put - U.S. Treasury Note 5-Year Futures	USD	106.750	08/24/18	2,851	USD	2,851,000	24,376	2,851	(21,525)
Put - U.S. Treasury Note 5-Year Futures	USD	106.250	08/24/18	2,500	USD	2,500,000	21,375	2,500	(18,875)
Put - U.S. Treasury Note 5-Year Futures	USD	107.000	08/24/18	2,138	USD	2,138,000	18,280	2,138	(16,142)

Totals							$144,367	$18,953	$(125,414)

Written Options

Foreign Currency Written Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/AUD Put	AUD	0.721	UBSA	08/20/18	(29,000,000)	USD	(29,000,000)	$(117,100)	$(93,658)	$23,442
USD Call/AUD Put	AUD	0.725	GSBU	08/23/18	(21,400,000)	USD	(21,400,000)	(85,555)	(94,436)	(8,881)
USD Call/GBP Put	GBP	1.323	CBNA	07/12/18	(31,700,000)	USD	(31,700,000)	(223,918)	(259,760)	(35,842)
USD Call/MXN Put	MXN	21.200	JPMC	07/05/18	(21,400,000)	MXN	(21,400,000)	(185,281)	(7,961)	177,320
USD Call/MXN Put	MXN	20.500	JPMC	07/06/18	(50,500,000)	MXN	(50,500,000)	(580,750)	(181,901)	398,849
USD Call/MXN Put	MXN	21.940	GSBU	08/16/18	(14,850,000)	MXN	(14,850,000)	(143,303)	(37,125)	106,178
USD Call/MXN Put	MXN	21.920	GSBU	08/21/18	(14,850,000)	MXN	(14,850,000)	(148,055)	(43,793)	104,262
USD Call/MXN Put	MXN	19.500	JPMC	08/21/18	(51,500,000)	MXN	(51,500,000)	(849,235)	(1,946,134)	(1,096,899)
USD Call/RUB Put	RUB	66.500	GSBU	07/31/18	(35,300,000)	RUB	(35,300,000)	(282,753)	(95,663)	187,090
USD Call/RUB Put	RUB	67.400	CBNA	08/17/18	(17,500,000)	RUB	(17,500,000)	(163,713)	(69,930)	93,783
USD Call/RUB Put	RUB	66.550	CBNA	08/17/18	(15,100,000)	RUB	(15,100,000)	(144,356)	(81,736)	62,620
USD Call/RUB Put	RUB	66.490	CBNA	08/17/18	(15,100,000)	RUB	(15,100,000)	(139,146)	(83,518)	55,628
USD Call/RUB Put	RUB	66.190	CBNA	08/24/18	(11,700,000)	RUB	(11,700,000)	(97,285)	(84,954)	12,331
USD Call/RUB Put	RUB	66.400	BNP	08/24/18	(14,000,000)	RUB	(14,000,000)	(117,754)	(94,794)	22,960
USD Call/RUB Put	RUB	66.090	DBAG	08/27/18	(11,700,000)	RUB	(11,700,000)	(103,545)	(90,230)	13,315

Totals								$(3,381,749)	$(3,265,593)	$116,156

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Written Options—(Continued)

Inflation Capped Options	Initial Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	215.949	DBAG	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/10/20	(5,800,000)	USD	(5,800,000)	$(43,500)	$—	$43,500
Floor - OTC CPURNSA Index	215.949	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/20	(16,200,000)	USD	(16,200,000)	(137,080)	—	137,080
Floor - OTC CPURNSA Index	216.687	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/20	(38,800,000)	USD	(38,800,000)	(346,040)	—	346,040
Floor - OTC CPURNSA Index	217.965	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/20	(17,500,000)	USD	(17,500,000)	(225,750)	(2)	225,748
Floor - OTC CPURNSA Index	218.011	DBAG	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	10/13/20	(18,000,000)	USD	(18,000,000)	(176,400)	—	176,400

Totals								$(928,770)	$(2)	$928,768

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - 5 Yr. IRS	2.800%	MSC	3M LIBOR	Pay	08/20/18	(45,000,000)	USD	(45,000,000)	$(1,003,705)	$(330,876)	$672,829
Put - 5 Yr. IRS	2.750%	GSBU	3M LIBOR	Pay	12/12/19	(21,300,000)	USD	(21,300,000)	(232,364)	(445,654)	(213,290)
Put - 5 Yr. IRS	2.800%	GSBU	3M LIBOR	Pay	08/20/18	(98,200,000)	USD	(98,200,000)	(2,287,027)	(722,045)	1,564,982

Totals									$(3,523,096)	$(1,498,575)	$2,024,521

Credit Default Swaptions	Strike Spread	Counterparty	Reference Obligation	Buy/ Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - 5 Yr. CDS	0.950%	BBP	CDX.NA.IG.30	Sell	07/18/18	(14,400,000)	USD	(14,400,000)	$(24,768)	$(1,915)	$22,853
Put - 5 Yr. CDS	0.850%	CBNA	CDX.NA.IG.30	Sell	07/18/18	(11,800,000)	USD	(11,800,000)	(12,038)	(2,500)	9,538
Put - 5 Yr. CDS	0.725%	JPMC	CDX.NA.IG.30	Sell	07/18/18	(9,200,000)	USD	(9,200,000)	(8,510)	(3,753)	4,757
Put - 5 Yr. CDS	0.750%	CBNA	CDX.NA.IG.30	Sell	07/18/18	(15,500,000)	USD	(15,500,000)	(14,725)	(5,176)	9,549
Put - 5 Yr. CDS	0.750%	BNP	CDX.NA.IG.30	Sell	07/18/18	(15,600,000)	USD	(15,600,000)	(14,820)	(5,210)	9,610

Totals									$(74,861)	$(18,554)	$56,307

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - U.S. Treasury Note 10-Year Futures	$119.500	07/27/18	(492)	USD	(492,000)	$(99,350)	$(92,250)	$7,100

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	1.963%	Semi-Annually	12/05/19	USD	121,200,000	$(1,254,224)	$—	$(1,254,224)
Pay	6M EURIBOR	Semi-Annually	1.250%	Annually	09/19/28	EUR	250,300,000	9,369,363	6,842,042	2,527,321
Pay	6M EURIBOR	Semi-Annually	1.250%	Annually	12/19/28	EUR	27,700,000	863,459	475,319	388,140
Pay	6M EURIBOR	Semi-Annually	1.500%	Annually	09/19/48	EUR	21,400,000	186,029	(242,924)	428,953
Pay	6M EURIBOR	Semi-Annually	1.501%	Annually	07/04/42	EUR	53,800,000	870,570	—	870,570

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	BRL CDI	Maturity	10.040%	Maturity	01/02/23	BRL	91,800,000	$(394,373)	$(5,395)	$(388,978)
Pay	BRL CDI	Maturity	7.500%	Maturity	01/02/20	BRL	1,537,100,000	(3,949,103)	(364,840)	(3,584,263)
Pay	BRL CDI	Maturity	7.750%	Maturity	01/02/20	BRL	573,300,000	(998,399)	(37,366)	(961,033)
Pay	BRL CDI	Maturity	9.200%	Maturity	01/04/21	BRL	577,600,000	(82,802)	(416,132)	333,330
Receive	3M CDOR	Semi-Annually	1.750%	Semi-Annually	12/16/46	CAD	4,500,000	642,778	570,937	71,841
Receive	3M LIBOR	Semi-Annually	2.250%	Semi-Annually	06/20/28	USD	159,400,000	9,424,507	9,015,763	408,744
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/18/26	JPY	28,050,000,000	(1,963,817)	(1,849,950)	(113,867)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/18/26	JPY	31,660,000,000	(2,239,048)	(2,378,204)	139,156
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	6,210,000,000	(224,806)	(221,307)	(3,499)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	3,500,000,000	(69,653)	251,206	(320,859)
Receive	6M LIBOR	Semi-Annually	0.380%	Semi-Annually	06/18/28	JPY	290,000,000	(24,009)	4,725	(28,734)
Receive	6M LIBOR	Semi-Annually	0.399%	Semi-Annually	06/18/28	JPY	2,220,000,000	(221,705)	(1,920)	(219,785)
Receive	6M LIBOR	Semi-Annually	0.450%	Semi-Annually	03/20/29	JPY	2,390,000,000	(233,335)	(176,533)	(56,802)
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	09/19/23	GBP	92,900,000	(941,822)	(59,537)	(882,285)
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	09/19/28	GBP	37,200,000	232,344	889,850	(657,506)
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	12/19/28	GBP	9,100,000	87,303	151,925	(64,622)
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	12/19/48	GBP	34,900,000	1,543,219	164,272	1,378,947
Receive	6M LIBOR	Semi-Annually	1.750%	Semi-Annually	09/19/48	GBP	21,900,000	(872,028)	(1,151,314)	279,286

Totals								$9,750,448	$11,460,617	$(1,710,169)

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway, Inc. 1.550%, due 02/09/18	1.000%	Quarterly	12/20/21	0.385%	USD	10,500,000	$214,148	$248,233	$(34,085)
CDX.NA.HY.30	5.000%	Quarterly	06/20/23	3.615%	USD	21,700,000	1,246,752	1,308,780	(62,028)
CDX.NA.IG.30	1.000%	Quarterly	06/20/23	0.676%	USD	756,600,000	11,193,140	12,678,396	(1,485,256)
Goldman Sach Group, Inc. 5.950%, due 1/18/18	1.000%	Quarterly	09/20/20	0.343%	USD	22,500,000	321,120	403,903	(82,783)
Tesco plc 6.000%, due 12/14/29	1.000%	Quarterly	06/20/22	0.844%	EUR	24,700,000	176,991	108,498	68,493

Totals							$13,152,151	$14,747,810	$(1,595,659)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Avolon Holdings, Ltd. 4.500%, due 03/15/23	5.000%	Quarterly	07/01/20	UBSA	0.000%	USD	5,500,000	$206,933	$322,060	$(115,127)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	Quarterly	12/20/19	BNP	1.852%	USD	3,200,000	(39,279)	(382,937)	343,658
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	Quarterly	03/20/20	BNP	1.942%	USD	1,600,000	(25,186)	(308,005)	282,819

Totals								$142,468	$(368,882)	$511,350

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CGM)—	Citigroup Global Markets, Inc.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSC)—	Goldman Sachs & Co.
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.
(SG)—	Societe Generale Paris
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDS)—	Credit Default Swap
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CPURNSA)—	U.S. Consumer Price for All Urban Consumers Non-SeasonallyAdjusted
(COFI)—	11th District Cost of Funds Index
(EURIBOR)—	Euro InterBank Offered Rate
(ICE)—	Intercontinental Exchange, Inc.
(IRS)—	Interest Rate Swap
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(AMBAC)—	American Municipal Bond Assurance Corporation
(AGM)—	Assured Guaranty Municipal Corporation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EMTN)—	Euro Medium-Term Note
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit
(CPI)—	U.S. Consumer Price Index

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$4,240,001,824	$—	$4,240,001,824
Total Corporate Bonds & Notes*	—	2,099,038,807	—	2,099,038,807
Total Asset-Backed Securities*	—	1,111,487,030	—	1,111,487,030
Total Foreign Government*	—	1,089,041,857	—	1,089,041,857
Total Mortgage-Backed Securities*	—	317,078,194	—	317,078,194
Total Municipals	—	30,895,522	—	30,895,522
Total Floating Rate Loan*	—	5,391,225	—	5,391,225
Purchased Options
Credit Default Swaptions at Value	—	5,356	—	5,356
Interest Rate Swaptions at Value	—	1,090,823	—	1,090,823
Options on Exchange-Traded Futures Contracts at Value	18,953	—	—	18,953
Total Purchased Options	$18,953	$1,096,179	$—	$1,115,132
Total Short-Term Investments*	—	447,144,482	—	447,144,482
Total Investments	$18,953	$9,341,175,120	$—	$9,341,194,073

Secured Borrowings (Liability)	$—	$(716,937,009)	$—	$(716,937,009)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$58,412,656	$—	$58,412,656
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(14,582,230)	—	(14,582,230)
Total Forward Contracts	$—	$43,830,426	$—	$43,830,426
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,327,496	$—	$—	$5,327,496
Futures Contracts (Unrealized Depreciation)	(27,983,967)	—	—	(27,983,967)
Total Futures Contracts	$(22,656,471)	$—	$—	$(22,656,471)

Written Options
Credit Default Swaptions at Value	$—	$(18,554)	$—	$(18,554)
Foreign Currency Written Options at Value	—	(3,265,593)	—	(3,265,593)
Inflation Capped Options at Value	—	(2)	—	(2)
Interest Rate Swaptions at Value	—	(1,498,575)	—	(1,498,575)
Options on Exchange-Traded Futures Contracts at Value	(92,250)	—	—	(92,250)
Total Written Options	$(92,250)	$(4,782,724)	$—	$(4,874,974)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$6,894,781	$—	$6,894,781
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(10,200,609)	—	(10,200,609)
Total Centrally Cleared Swap Contracts	$—	$(3,305,828)	$—	$(3,305,828)

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$206,933	$—	$206,933
OTC Swap Contracts at Value (Liabilities)	—	(64,465)	—	(64,465)
Total OTC Swap Contracts	$—	$142,468	$—	$142,468
Total Reverse Repurchase Agreements (Liability)	$—	$(32,250,500)	$—	$(32,250,500)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a)	$9,341,194,073
Cash denominated in foreign currencies (b)	17,760,651
Cash collateral (c)	3,587,000
OTC swap contracts at market value (d)	206,933
Unrealized appreciation on forward foreign currency exchange contracts	58,412,656
Receivable for:
Investments sold	2,721,022
TBA securities sold	2,037,029,232
Fund shares sold	3,749,587
Interest	31,915,628
Variation margin on futures contracts	281,279
Interest on OTC swap contracts	19,562
Variation margin on centrally cleared swap contracts	3,874,757
Other assets	37,321

Total Assets	11,500,789,701
Liabilities
Due to custodian	1,587
Written options at value (e)	4,874,974
Secured borrowings	716,713,977
Reverse repurchase agreements	32,250,500
OTC swap contracts at market value (f)	64,465
Cash collateral (g)	75,102,000
Unrealized depreciation on forward foreign currency exchange contracts	14,582,230
Payables for:
Investments purchased	115,314,953
TBA securities purchased	4,809,820,303
Fund shares redeemed	5,448,592
Interest on reverse repurchase agreements	34,602
Deferred dollar roll income	223,032
Accrued Expenses:
Management fees	2,055,080
Distribution and service fees	608,527
Deferred trustees’ fees	125,634
Other expenses	1,235,897

Total Liabilities	5,778,456,353

Net Assets	$5,722,333,348

Net Assets Consist of:
Paid in surplus	$5,812,398,904
Undistributed net investment income	80,399,588
Accumulated net realized loss	(135,756,029)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(34,709,115)

Net Assets	$5,722,333,348

Net Assets
Class A	$2,747,364,634
Class B	2,936,593,263
Class E	38,375,451
Capital Shares Outstanding*
Class A	244,736,420
Class B	266,107,646
Class E	3,445,313
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.23
Class B	11.04
Class E	11.14

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $9,395,975,945.
(b)	Identified cost of cash denominated in foreign currencies was $18,181,005.
(c)	Includes collateral of $356,000 for futures contracts, and $3,231,000 for centrally cleared swap contracts.
(d)	Net premium paid on OTC swap contracts was $322,060.
(e)	Premiums received on written options were $8,007,826.
(f)	Net premium received on OTC swap contracts was $690,942.
(g)	Includes collateral of $43,163,000 for OTC swap contracts, $21,009,000 for TBAs and $10,930,000 for secured-borrowing transactions.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Interest (a)	$87,942,423

Total investment income	87,942,423
Expenses
Management fees	13,892,159
Administration fees	91,957
Custodian and accounting fees	601,575
Distribution and service fees—Class B	3,734,114
Distribution and service fees—Class E	29,600
Interest expense	4,340,785
Audit and tax services	63,013
Legal	22,790
Trustees’ fees and expenses	20,711
Shareholder reporting	171,564
Insurance	18,867
Miscellaneous	28,654

Total expenses	23,015,789
Less management fee waiver	(1,266,637)

Net expenses	21,749,152

Net Investment Income	66,193,271

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	24,901,613
Purchased options	175,845
Futures contracts	(17,764,170)
Written options	6,790,414
Swap contracts	23,684,301
Foreign currency transactions	(525,262)
Forward foreign currency transactions	(94,486,202)

Net realized loss	(57,223,461)

Net change in unrealized depreciation on:
Investments	(169,892,561)
Purchased options	352,911
Futures contracts	(21,757,671)
Written options	(2,703,519)
Swap contracts	(8,138,856)
Foreign currency transactions	(793,939)
Forward foreign currency transactions	106,811,120

Net change in unrealized depreciation	(96,122,515)

Net realized and unrealized loss	(153,345,976)

Net Decrease in Net Assets From Operations	$(87,152,705)

(a)	Net of foreign withholding taxes of $59,418.

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$66,193,271	$120,385,280
Net realized gain (loss)	(57,223,461)	76,122,476
Net change in unrealized appreciation (depreciation)	(96,122,515)	72,923,948

Increase (decrease) in net assets from operations	(87,152,705)	269,431,704

From Distributions to Shareholders
Net investment income
Class A	(43,510,400)	(55,050,497)
Class B	(39,815,651)	(54,459,696)
Class E	(548,090)	(793,458)
Net realized capital gains
Class A	0	(13,702,525)
Class B	0	(15,521,013)
Class E	0	(215,367)

Total distributions	(83,874,141)	(139,742,556)

Decrease in net assets from capital share transactions	(53,247,439)	(46,741,084)

Total increase (decrease) in net assets	(224,274,285)	82,948,064

Net Assets
Beginning of period	5,946,607,633	5,863,659,569

End of period	$5,722,333,348	$5,946,607,633

Undistributed net investment income
End of period	$80,399,588	$98,080,458

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	5,854,441	$67,114,009	6,250,304	$71,772,219
Reinvestments	3,898,781	43,510,400	6,030,967	68,753,022
Redemptions	(8,272,748)	(93,993,647)	(11,796,320)	(135,832,063)

Net increase	1,480,474	$16,630,762	484,951	$4,693,178

Class B
Sales	7,044,700	$78,939,492	13,120,526	$148,063,284
Reinvestments	3,629,503	39,815,651	6,242,704	69,980,709
Redemptions	(16,700,538)	(186,321,812)	(23,498,321)	(265,779,919)

Net decrease	(6,026,335)	$(67,566,669)	(4,135,091)	$(47,735,926)

Class E
Sales	54,878	$619,119	97,359	$1,108,744
Reinvestments	49,511	548,090	89,198	1,008,825
Redemptions	(308,090)	(3,478,741)	(509,484)	(5,815,905)

Net decrease	(203,701)	$(2,311,532)	(322,927)	$(3,698,336)

Decrease derived from capital shares transactions		$(53,247,439)		$(46,741,084)

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.57		$11.32	$11.32	$12.09	$11.87	$12.86

Income (Loss) from Investment Operations
Net investment income (a)	0.14		0.25	0.31	0.29	0.22	0.21
Net realized and unrealized gain (loss) on investments	(0.30)		0.29	0.01	(0.26)	0.31	(0.41)

Total from investment operations	(0.16)		0.54	0.32	0.03	0.53	(0.20)

Less Distributions
Distributions from net investment income	(0.18)		(0.23)	(0.32)	(0.66)	(0.31)	(0.55)
Distributions from net realized capital gains	0.00		(0.06)	0.00	(0.14)	0.00	(0.24)

Total distributions	(0.18)		(0.29)	(0.32)	(0.80)	(0.31)	(0.79)

Net Asset Value, End of Period	$11.23		$11.57	$11.32	$11.32	$12.09	$11.87

Total Return (%) (b)	(1.37	)(c)	4.77	2.85	0.28	4.49	(1.72)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(d)	0.56	0.53	0.52	0.51	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.52	(d)	0.51	0.50	0.52	0.51	0.51
Net ratio of expenses to average net assets (%) (e)(f)	0.62	(d)	0.52	0.50	0.48	0.51	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (e)(f)	0.47	(d)	0.46	0.47	0.48	0.51	0.51
Ratio of net investment income to average net assets (%)	2.42	(d)	2.16	2.68	2.45	1.85	1.73
Portfolio turnover rate (%)	285	(c)(g)	583 (g)	466 (g)	403 (g)	283 (g)	352 (g)
Net assets, end of period (in millions)	$2,747.4		$2,813.8	$2,747.6	$2,891.0	$4,267.6	$4,422.4

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.36		$11.12	$11.12	$11.89	$11.68	$12.66

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.22	0.27	0.26	0.19	0.18
Net realized and unrealized gain (loss) on investments	(0.29)		0.28	0.02	(0.26)	0.29	(0.40)

Total from investment operations	(0.17)		0.50	0.29	0.00	0.48	(0.22)

Less Distributions
Distributions from net investment income	(0.15)		(0.20)	(0.29)	(0.63)	(0.27)	(0.52)
Distributions from net realized capital gains	0.00		(0.06)	0.00	(0.14)	0.00	(0.24)

Total distributions	(0.15)		(0.26)	(0.29)	(0.77)	(0.27)	(0.76)

Net Asset Value, End of Period	$11.04		$11.36	$11.12	$11.12	$11.89	$11.68

Total Return (%) (b)	(1.48	)(c)	4.50	2.61	0.01	4.19	(1.92)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(d)	0.81	0.78	0.77	0.76	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.77	(d)	0.76	0.75	0.77	0.76	0.76
Net ratio of expenses to average net assets (%) (e)(f)	0.87	(d)	0.77	0.75	0.73	0.76	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (e)(f)	0.72	(d)	0.71	0.72	0.73	0.76	0.76
Ratio of net investment income to average net assets (%)	2.17	(d)	1.91	2.42	2.24	1.59	1.49
Portfolio turnover rate (%)	285	(c)(g)	583 (g)	466 (g)	430 (g)	283 (g)	352 (g)
Net assets, end of period (in millions)	$2,936.6		$3,091.0	$3,071.5	$3,321.8	$3,764.4	$4,169.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-33

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.47		$11.22	$11.22	$11.99	$11.77	$12.75

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.23	0.29	0.27	0.20	0.19
Net realized and unrealized gain (loss) on investments	(0.30)		0.29	0.01	(0.26)	0.30	(0.40)

Total from investment operations	(0.17)		0.52	0.30	0.01	0.50	(0.21)

Less Distributions
Distributions from net investment income	(0.16)		(0.21)	(0.30)	(0.64)	(0.28)	(0.53)
Distributions from net realized capital gains	0.00		(0.06)	0.00	(0.14)	0.00	(0.24)

Total distributions	(0.16)		(0.27)	(0.30)	(0.78)	(0.28)	(0.77)

Net Asset Value, End of Period	$11.14		$11.47	$11.22	$11.22	$11.99	$11.77

Total Return (%) (b)	(1.46	)(c)	4.64	2.69	0.11	4.34	(1.82)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	(d)	0.71	0.68	0.67	0.66	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.67	(d)	0.66	0.65	0.67	0.66	0.66
Net ratio of expenses to average net assets (%) (e)(f)	0.77	(d)	0.67	0.65	0.63	0.66	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (e)(f)	0.62	(d)	0.61	0.62	0.63	0.66	0.66
Ratio of net investment income to average net assets (%)	2.27	(d)	2.01	2.52	2.34	1.69	1.59
Portfolio turnover rate (%)	285	(c)(g)	583 (g)	466 (g)	430 (g)	283 (g)	352 (g)
Net assets, end of period (in millions)	$38.4		$41.8	$44.6	$48.7	$56.7	$64.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on average net assets was 0.01% and 0.01% for the six months ended June 30, 2018 and the year ended December 31, 2017, respectively (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 34%, 75%, 34%, 58%, 112% and 140% for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016, 2015, 2014 and 2013, respectively.

See accompanying notes to financial statements.

BHFTI-34

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

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pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, option transactions, swap transactions, premium amortization adjustments, convertible preferred stock bond discount, deflationary sell adjustments, adjustments to prior period accumulated balances, paydown reclasses and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2018, the Portfolio had a payment of $1,587 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2018. The Portfolio’s average overdraft advances during the six months ended June 30, 2018 were not significant.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial

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Notes to Financial Statements—June 30, 2018—(Continued)

mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

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The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had investments in repurchase agreements with a gross value of $137,426,076 , which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the six months ended June 30, 2018, the Portfolio had an outstanding reverse repurchase agreement balance for 181 days. The average amount of borrowings was $88,617,265 and the annualized weighted average interest rate was 1.59% during the 181 day period.

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Notes to Financial Statements—June 30, 2018—(Continued)

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of June 30, 2018:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Barclays Capital Inc.	$(8,385,000)	$8,385,000	$—
J.P. Morgan Securities LLC	(23,865,500)	23,679,281	(186,219)

	$(32,250,500)	$32,064,281	$(186,219)

[1]	Collateral with a value of $32,550,273 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the six months ended June 30, 2018, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the six months ended June 30, 2018, the Portfolio had an outstanding secured borrowing transaction balance for 181 days. For the six months ended June 30, 2018, the Portfolio’s average amount of borrowings was $417,372,227 and the weighted average interest rate was 1.76% during the 181 day period.

At June 30, 2018, the amount of the Portfolio’s outstanding borrowings was $716,713,977. Cash in the amount of $10,930,000 has been received as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of June 30, 2018. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of June 30, 2018:

Counterparty	Payable for Secured Borrowings	Financial Instruments available for offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
Barclays Capital, Inc.	$(19,792,755)	$19,689,723	$—	$—	$(103,032)
BNP Paribas S.A.	(306,710,885)	313,117,469	—	7,970,000	14,376,584
Goldman Sach & Co. LLC	(2,586,794)	2,600,121	—	—	13,327
Mongan Stanley & Co. LLC	(198,334,453)	199,342,145		2,350,000	3,357,692
UBS Securities LLC	(189,289,090)	189,702,813		610,000	1,023,723

	$(716,713,977)	$724,452,271	$—	$10,930,000	$18,668,294

(a)	Represents market value of borrowings as of June 30, 2018.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

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Notes to Financial Statements—June 30, 2018—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(526,286,819)	$(190,427,158)	$—	$(716,713,977)
Reverse Repurchase Agreements
U.S. Treasury	$—	$(23,865,500)	$—	$(8,385,000)	$(32,250,500)
Total Borrowings	$—	$(550,152,319)	$(190,427,158)	$(8,385,000)	$(748,964,477)
Gross amount of recognized liabilities for secured borrowing transactions					$(748,964,477)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure

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to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of

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Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood

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or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Volatility and Variance Swaps - The Portfolio may invest in volatility and variance swaps. In a volatility swap, the parties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Variance swaps are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself). These swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$1,109,776
	Unrealized appreciation on centrally cleared swap contracts (c) (e)	6,826,288	Unrealized depreciation on centrally cleared swap contracts (c) (e)	$5,836,457
	Unrealized appreciation on futures contracts (d) (e)	5,327,496	Unrealized depreciation on futures contracts (d) (e)	27,983,967
			Written options at value (g)	1,590,827

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	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	OTC swap contracts at market value (f)	$206,933	OTC swap contracts at market value (f)	$64,465
	Investments at market value (a)	5,356
	Unrealized appreciation on centrally cleared swap contracts (c) (e)	68,493	Unrealized depreciation on centrally cleared swap contracts (c) (e)	1,664,152
			Written options at value	18,554
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	58,412,656	Unrealized depreciation on forward foreign currency exchange contracts	14,582,230
			Written options at value	3,265,593

Total		$71,956,998		$55,006,245

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange traded purchased options with a value of $18,953 that is not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Financial instrument not subject to a master netting agreement.
(f)	Excludes OTC swap interest receivable of $19,562.
(g)	Includes exchange traded written options with a value of $92,250 that are not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA(see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,192,676	$(871,180)	$(160,000)	$161,496
BNP Paribas S.A.	11,449,040	(597,974)	(10,677,000)	174,066
Citibank N.A.	2,737,485	(2,737,485)	—	—
Credit Suisse International	202,332	(202,332)	—	—
Deutsche Bank AG	511,855	(511,855)	—	—
Goldman Sachs & Co.	12,215,220	(6,071,352)	—	6,143,868
Goldman Sachs Bank USA	819,210	(819,210)	—	—
JPMorgan Chase Bank N.A.	24,009,585	(4,997,027)	(19,012,558)	—
Morgan Stanley & Co.	271,613	(271,613)	—	—
Societe Generale Paris	360,186	—	(260,000)	100,186
UBS AG	5,946,566	(1,258,662)	(3,529,000)	1,158,904

	$59,715,768	$(18,338,690)	$(33,638,558)	$7,738,520

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .	$871,180	$(871,180)	$—	$—
BNP Paribas S.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . .	597,974	(597,974)	—	—
Citibank N.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . .	3,040,653	(2,737,485)	(273,968)	29,200
Credit Suisse International . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .	294,461	(202,332)	—	92,129
Deutsche Bank AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . .	528,518	(511,855)	—	16,663
Goldman Sachs & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . .	6,071,352	(6,071,352)	—	—
Goldman Sachs Bank USA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .	1,438,716	(819,210)	—	619,506
JPMorgan Chase Bank N.A. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . .	4,997,027	(4,997,027)	—	—
Morgan Stanley & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . .	330,876	(271,613)	—	59,263
UBS AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . .	1,258,662	(1,258,662)	—	—

	$19,429,419	$(18,338,690)	$(273,968)	$816,761

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$226,146	$(34,813)	$(15,488)	$175,845
Forward foreign currency transactions	—	—	(94,486,202)	(94,486,202)
Futures contracts	(17,764,170)	—	—	(17,764,170)
Swap contracts	21,763,365	1,920,936	—	23,684,301
Written options	1,320,096	1,220,014	4,250,304	6,790,414

	$5,545,437	$3,106,137	$(90,251,386)	$(81,599,812)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$352,911	$—	$—	$352,911
Forward foreign currency transactions	—	—	106,811,120	106,811,120
Futures contracts	(21,757,671)	—	—	(21,757,671)
Swap contracts	(6,302,229)	(1,836,627)	—	(8,138,856)
Written options	(1,316,469)	56,307	(1,443,357)	(2,703,519)

	$(29,023,458)	$(1,780,320)	$105,367,763	$74,563,985

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$309,913,895
Forward foreign currency transactions	4,076,504,376
Futures contracts long	3,239,799,518
Futures contracts short	(2,061,778,225)
Swap contracts	2,662,491,240
Written options	(665,847,466)

‡	Averages are based on activity levels during the period.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

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PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$20,935,337,384	$1,507,896,380	$20,502,752,290	$1,012,729,501

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2018 were as follows:

Purchases	Sales
$20,497,079,438	$19,837,660,789

BHFTI-47

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$13,892,159	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (“the Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 amounted to $1,266,637 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $315,854 was waived in the aggregate for the six months ended June 30, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-48

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$9,473,483,892

Gross unrealized appreciation	211,938,662
Gross unrealized depreciation	(296,773,317)

Net unrealized appreciation (depreciation)	$(84,834,655)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$139,742,556	$162,401,958	$—	$—	$139,742,556	$162,401,958

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$83,315,248	$—	$8,902,650	$(11,126,739)	$81,091,159

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had accumulated long-term capital losses of $11,126,739.

9. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-49

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class B shares of the Schroders Global Multi-Asset Portfolio returned -3.06%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.46%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets declined in the first quarter despite getting off to a strong start. Markets were initially unnerved by higher-than-expected inflation data in the U.S. in February, which prompted concerns that the Federal Reserve could raise interest rates more quickly than expected. That was before fears over U.S.-China trade sanctions, as well as mounting regulatory pressures for the Information Technology sector, added to instability. U.S. equities began 2018 strongly, buoyed by ongoing strength in economic data, robust earnings and the confirmation of a major tax reform package. Indeed, macroeconomic prints remained broadly positive throughout the first half of 2018. However, February and March saw a marked increase in volatility as investors digested the destabilizing potential of elevated U.S. inflation data and U.S.-China trade sanctions. Emerging market equities struggled over the period and recorded sharp falls in the second quarter with U.S. dollar strength a significant headwind. Escalating trade tensions contributed to weakness across a number of Asian emerging markets. In a volatile second quarter, global equities made gains as resilient economic and earnings data vied with an unsettling geopolitical backdrop to establish the market’s direction.

Global bond markets started the period reflecting higher inflation, with most major government bond yields climbing. Corporate bonds broadly underperformed government bonds and investment grade credit saw larger negative returns than high yield. In emerging markets, local currency sovereign bonds made strong total returns as the U.S. dollar declined, but hard currency sovereign and corporate bonds saw negative total returns. Bond markets struggled into the second half of the period despite risk aversion escalating late as policy tightening set the tone. The U.S. 10-year Treasury yields rose significantly in April (i.e. prices fell) and touched a seven-year high in mid-May, before risk aversion led to buying of perceived “safe-havens.”

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio’s strategic exposure contains actively-managed Schroders equity and bond portfolios, supplemented with passive investments (e.g. Exchange-Traded Funds and futures) to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective manner. Schroders seeks to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a Volatility Management Strategy aiming to cap portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year U.S. Treasury interest rate swaps.

The Portfolio underperformed its benchmark over the six-month period ended June 30, 2018. The primary headwinds to the Portfolio were the Volatility Management Strategy, the interest rate overlay and the Portfolio’s allocation to the Schroders QEP Global Core Equity strategy. The Volatility Management Strategy, while protecting the Portfolio during the market volatility in February and March, prevented the Portfolio from fully participating in the recovery. The interest rate swap overlay detracted from performance due to the continued rise in 10-year U.S. interest rates. The QEP strategy’s emphasis on higher quality value (Financials, Consumer Staples, for example) hurt over the period and underperformed growth sectors such as Technology and Health Care.

The key positive drivers of performance were currency trades and the allocations within European equities, including the U.K. The Portfolio’s underweight to the British sterling added to performance as the currency tumbled versus the U.S. dollar after the Bank of England backed away from a much-anticipated rate rise following disappointing macroeconomic data. Additionally, the overweight U.S. dollar versus euro position helped performance as the U.S. dollar strengthened relative to the euro. European ex-U.K. equities improved in line with other developed markets later in the period. The European Central Bank announced that it expects to end its quantitative easing program in December 2018 and that interest rates will remain at current levels through summer 2019. U.K. equities rebounded strongly from earlier this year when investors had turned negative on the region.

The Portfolio primarily used derivative instruments to adjust equity, fixed income, currency and interest rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

BHFTI-1

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*—(Continued)

As of June 30, 2018, the Portfolio’s allocation to developed market equities was 59.4% and the allocation to investment grade bonds was 35.5%. We held approximately 4.8% in opportunistic asset classes, specifically, emerging market equities, high yield bonds, and Treasury Inflation-Protected Securities. The Portfolio’s cash level was 0.2% as of the end of June. The Volatility Management Cap was inactive at the end of the period and the calculated volatility of the Portfolio’s positioning as of the end of the period was less than 10% per year.

Johanna Kyrklund

Angus Sippe

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroders Investment Management North Americas Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	Since Inception[2]
Schroders Global Multi-Asset Portfolio
Class B	-3.06	3.45	6.37	6.63
Dow Jones Moderate Index	0.46	7.83	7.33	7.37

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Equity Sectors

% of Net Assets
Financials	20.3
Information Technology	5.9
Health Care	4.0
Consumer Discretionary	3.3
Industrials	3.1

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	33.6
U.S. Treasury & Government Agencies	3.6
Mortgage-Backed Securities	1.0
Asset-Backed Securities	0.4

BHFTI-3

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class B (a)	Actual	0.89%	$1,000.00	$969.40	$4.35
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—33.6% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.2%
General Dynamics Corp. 2.875%, 05/11/20	4,675,000	$4,669,919

Agriculture—0.6%
Altria Group, Inc. 2.850%, 08/09/22	290,000	283,151
BAT Capital Corp. 3.222%, 08/15/24 (144A)	13,210,000	12,512,954

		12,796,105

Auto Manufacturers—0.2%
General Motors Financial Co., Inc. 3.200%, 07/06/21	2,000,000	1,973,977
4.375%, 09/25/21	2,150,000	2,191,442

		4,165,419

Banks—10.6%
Banco Santander S.A. 3.125%, 02/23/23	5,200,000	4,934,332
3.459%, 3M LIBOR + 1.120%, 04/12/23 (a)	400,000	399,509
Bank of America Corp. 2.816%, 3M LIBOR + 0.930%, 07/21/23 (a)	2,250,000	2,175,585
2.881%, 3M LIBOR + 1.021%, 04/24/23 (a)	3,335,000	3,239,582
3.300%, 01/11/23	1,410,000	1,389,315
3.366%, 3M LIBOR + 0.810%, 01/23/26 (a)	2,730,000	2,626,578
3.705%, 3M LIBOR + 1.512%, 04/24/28 (a)	6,295,000	6,071,097
4.443%, 3M LIBOR + 1.990%, 01/20/48 (a)	2,010,000	1,962,352
Bank of Montreal 3.109%, 3M LIBOR + 0.790%, 08/27/21 (a)	2,500,000	2,526,303
Bank of Nova Scotia (The) 2.621%, 3M LIBOR + 0.290%, 01/08/21 (a) (b)	5,000,000	4,989,397
4.650%, 3M LIBOR + 2.648%, 10/12/22 (a)	1,185,000	1,072,425
Barclays Bank plc 5.140%, 10/14/20	940,000	962,601
10.179%, 06/12/21 (144A)	2,795,000	3,224,979
Barclays plc 4.375%, 09/11/24	2,090,000	2,031,437
BB&T Corp. 2.850%, 10/26/24	7,207,000	6,838,289
2.911%, 3M LIBOR + 0.570%, 06/15/20 (a)	4,615,000	4,638,414
BPCE S.A. 3.000%, 05/22/22 (144A)	6,965,000	6,727,208
Capital One Financial Corp. 3.050%, 03/09/22	3,330,000	3,263,637
3.200%, 02/05/25	970,000	910,617
Capital One N.A. 2.350%, 01/31/20	3,000,000	2,956,838
2.950%, 07/23/21	860,000	844,662
Citigroup, Inc. 3.300%, 04/27/25	2,775,000	2,660,530
3.887%, 3M LIBOR + 1.563%, 01/10/28 (a)	13,750,000	13,317,355
Compass Bank 3.500%, 06/11/21	5,000,000	4,995,009
Cooperatieve Rabobank UA 2.792%, 3M LIBOR + 0.430%, 04/26/21 (a) (b)	1,955,000	1,956,447

Banks—(Continued)
Cooperatieve Rabobank UA 3.750%, 07/21/26	3,000,000	2,808,402
3.875%, 02/08/22	700,000	709,899
11.000%, 3M LIBOR + 10.868%, 06/30/19 (144A) (a)	3,395,000	3,636,894
Credit Suisse Group AG 3.869%, 3M LIBOR + 1.410%, 01/12/29 (144A) (a)	7,725,000	7,264,037
Danske Bank A/S 2.800%, 03/10/21 (144A)	3,275,000	3,219,278
Deutsche Bank AG 3.950%, 02/27/23	4,235,000	4,066,454
Discover Bank 3.100%, 06/04/20	2,500,000	2,487,150
3.200%, 08/09/21	1,000,000	988,614
3.350%, 02/06/23	1,415,000	1,378,913
Fifth Third Bank 2.927%, 3M LIBOR + 0.590%, 09/27/19 (a)	1,540,000	1,544,495
First Republic Bank 4.625%, 02/13/47	1,945,000	1,920,182
Goldman Sachs Group, Inc. (The) 2.905%, 3M LIBOR + 0.990%, 07/24/23 (a)	7,274,000	7,006,096
3.272%, 3M LIBOR + 1.201%, 09/29/25 (a)	1,355,000	1,286,604
3.625%, 01/22/23	3,440,000	3,417,385
3.750%, 05/22/25	570,000	555,729
5.250%, 07/27/21	1,460,000	1,534,358
5.750%, 01/24/22	2,000,000	2,140,329
HSBC Holdings plc 2.650%, 01/05/22	1,885,000	1,825,117
2.950%, 05/25/21	5,000,000	4,922,646
4.875%, 01/14/22	1,555,000	1,621,174
JPMorgan Chase & Co. 3.092%, 3M LIBOR + 0.730%, 04/23/24 (a)	9,665,000	9,614,995
M&T Bank Corp. 5.125%, 3M LIBOR + 3.520%, 11/01/26 (a)	1,799,000	1,787,756
Manufacturers & Traders Trust Co. 3.400%, 08/17/27	6,771,000	6,546,213
Morgan Stanley 3.750%, 02/25/23	1,140,000	1,141,293
3.875%, 01/27/26	11,542,000	11,361,437
4.000%, 07/23/25	535,000	533,373
PNC Bank N.A. 2.950%, 02/23/25	2,425,000	2,321,602
3.100%, 10/25/27	5,510,000	5,215,308
3.250%, 06/01/25	1,290,000	1,254,554
Regions Bank 2.750%, 04/01/21	5,735,000	5,640,048
Regions Financial Corp. 2.750%, 08/14/22	2,000,000	1,928,681
Royal Bank of Scotland Group plc 3.875%, 09/12/23	3,365,000	3,268,833
Standard Chartered plc 3.885%, 3M LIBOR + 1.080%, 03/15/24 (144A) (a)	9,190,000	9,023,632
SunTrust Bank 2.590%, 3M LIBOR + 0.298%, 01/29/21 (a)	2,500,000	2,477,862
SunTrust Banks, Inc. 2.700%, 01/27/22	1,690,000	1,646,594

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
U.S. Bank N.A. 2.682%, 3M LIBOR + 0.320%, 04/26/21 (a)	2,810,000	$2,810,552
UBS Group Funding Switzerland AG 4.125%, 09/24/25 (144A)	6,210,000	6,166,605

		213,787,592

Beverages—0.5%
Anheuser-Busch InBev Worldwide, Inc. 3.052%, 3M LIBOR + 0.740%, 01/12/24 (a)	1,645,000	1,659,603
4.375%, 04/15/38	2,470,000	2,397,887
Maple Escrow Subsidiary, Inc. 3.551%, 05/25/21 (144A)	2,965,000	2,967,619
4.057%, 05/25/23 (144A)	2,965,000	2,972,230

		9,997,339

Biotechnology—0.2%
Amgen, Inc. 2.650%, 05/11/22	3,595,000	3,481,489
3.875%, 11/15/21	955,000	968,691

		4,450,180

Building Materials—0.4%
Boral Finance Pty, Ltd. 3.000%, 11/01/22 (144A)	6,495,000	6,257,620
Johnson Controls International plc 3.750%, 12/01/21	660,000	665,549
4.500%, 02/15/47	215,000	205,244
Martin Marietta Materials, Inc. 2.825%, 3M LIBOR + 0.500%, 12/20/19 (a)	1,500,000	1,502,475

		8,630,888

Chemicals—0.5%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P. 2.450%, 05/01/20 (144A)	500,000	494,066
Mosaic Co. (The) 3.250%, 11/15/22	3,325,000	3,229,900
Sherwin-Williams Co. (The) 3.450%, 06/01/27 (b)	7,505,000	7,090,498

		10,814,464

Commercial Services—0.1%
Equifax, Inc. 3.950%, 06/15/23 (b)	1,785,000	1,775,913

Computers—0.4%
Hewlett Packard Enterprise Co. 3.600%, 10/15/20	7,080,000	7,113,638

Diversified Financial Services—0.1%
Capital One Bank USA N.A. 3.375%, 02/15/23	1,225,000	1,193,226

Diversified Financial Services—(Continued)
High Street Funding Trust II 4.682%, 02/15/48 (144A)	1,470,000	1,462,018

		2,655,244

Electric—1.2%
Berkshire Hathaway Energy Co. 3.800%, 07/15/48 (b)	6,000,000	5,498,984
6.500%, 09/15/37	345,000	453,519
Duke Energy Carolinas LLC 4.300%, 06/15/20	540,000	549,450
Duke Energy Corp. 3.750%, 09/01/46	4,000,000	3,523,235
Duke Energy Florida LLC 6.400%, 06/15/38	1,925,000	2,486,578
Duke Energy Ohio, Inc. 3.700%, 06/15/46	660,000	607,767
Electricite de France S.A. 6.500%, 01/26/19 (144A)	180,000	183,674
Enel Finance International NV 2.750%, 04/06/23 (144A)	2,985,000	2,777,831
PPL Electric Utilities Corp. 4.750%, 07/15/43	625,000	679,053
Public Service Co. of Colorado 4.750%, 08/15/41	1,065,000	1,156,026
Sempra Energy 3.800%, 02/01/38	5,720,000	5,193,450
Southern California Edison Co. 4.500%, 09/01/40	1,025,000	1,029,874
5.500%, 03/15/40	335,000	388,072

		24,527,513

Electrical Components & Equipment—0.2%
Hubbell, Inc. 3.500%, 02/15/28	4,575,000	4,378,994

Electronics—0.1%
Amphenol Corp. 3.200%, 04/01/24	1,001,000	965,706
Fortive Corp. 2.350%, 06/15/21	870,000	843,178
Keysight Technologies, Inc. 4.600%, 04/06/27	990,000	994,379

		2,803,263

Food—0.8%
Campbell Soup Co. 4.800%, 03/15/48	2,340,000	2,115,531
General Mills, Inc. 3.363%, 3M LIBOR + 1.010%, 10/17/23 (a)	2,395,000	2,415,310
Grupo Bimbo S.A.B. de C.V. 5.950%, 5Y CMT + 3.280%, 04/17/23 (144A) (a) (b)	3,715,000	3,668,562
Kroger Co. (The) 4.450%, 02/01/47 (b)	6,695,000	6,089,273
5.000%, 04/15/42	260,000	256,324

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Kroger Co. (The) 5.150%, 08/01/43	740,000	$747,091

		15,292,091

Gas—0.0%
NiSource, Inc. 4.800%, 02/15/44	230,000	238,799

Healthcare-Products—0.5%
Abbott Laboratories 4.750%, 11/30/36	4,940,000	5,202,790
Becton Dickinson and Co. 3.363%, 06/06/24	4,295,000	4,125,710

		9,328,500

Healthcare-Services—0.2%
UnitedHealth Group, Inc. 2.375%, 10/15/22	3,000,000	2,884,515

Housewares—0.4%
Newell Brands, Inc. 3.850%, 04/01/23	1,681,000	1,655,809
4.200%, 04/01/26 (b)	6,660,000	6,433,929

		8,089,738

Insurance—1.5%
Allstate Corp. (The) 2.764%, 3M LIBOR + 0.430%, 03/29/21 (a)	1,645,000	1,645,785
American International Group, Inc. 3.875%, 01/15/35	2,174,000	1,934,036
AXA Equitable Holdings, Inc. 4.350%, 04/20/28 (144A)	1,685,000	1,610,804
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	120,000	124,363
Manulife Financial Corp. 4.061%, 5Y USD Swap + 1.647%, 02/24/32 (a)	2,470,000	2,342,483
Markel Corp. 3.500%, 11/01/27	989,000	918,006
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (a)	5,275,000	5,248,625
Prudential Financial, Inc. 4.500%, 3M LIBOR + 2.380%, 09/15/47 (a) (b)	10,914,000	10,013,595
Swiss Re Treasury U.S. Corp. 4.250%, 12/06/42 (144A)	415,000	415,781
Voya Financial, Inc. 4.700%, 3M LIBOR + 2.084%, 01/23/48 (144A) (a)	5,523,000	4,915,470

		29,168,948

Iron/Steel—0.2%
Nucor Corp. 4.400%, 05/01/48	4,115,000	4,047,310

Machinery-Diversified—0.2%
Roper Technologies, Inc. 2.800%, 12/15/21	705,000	688,515
3.800%, 12/15/26	3,000,000	2,909,432

		3,597,947

Media—0.7%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25	3,835,000	3,872,906
COX Communications, Inc. 3.150%, 08/15/24 (144A)	4,500,000	4,263,154
4.600%, 08/15/47 (144A)	3,500,000	3,198,425
Discovery Communications LLC 3.950%, 03/20/28 (b)	2,500,000	2,367,541

		13,702,026

Mining—0.7%
Anglo American Capital plc 4.500%, 03/15/28 (144A)	3,090,000	2,982,377
Barrick North America Finance LLC 5.750%, 05/01/43	5,995,000	6,677,945
BHP Billiton Finance USA, Ltd. 5.000%, 09/30/43	585,000	656,376
Corp. Nacional del Cobre de Chile 4.500%, 09/16/25 (144A)	3,092,000	3,157,489

		13,474,187

Miscellaneous Manufacturing—0.4%
General Electric Co. 5.000%, 3M LIBOR + 3.330%, 01/21/21 (a) (b)	2,515,000	2,477,275
Hexcel Corp. 3.950%, 02/15/27	1,382,000	1,346,310
Ingersoll-Rand Global Holding Co., Ltd. 2.900%, 02/21/21	2,680,000	2,653,777
Siemens Financieringsmaatschappij NV 2.700%, 03/16/22 (144A)	1,530,000	1,490,723

		7,968,085

Multi-National—0.1%
FMS Wertmanagement AoeR 1.625%, 11/20/18	1,215,000	1,211,904

Oil & Gas—2.6%
Anadarko Petroleum Corp. 3.450%, 07/15/24 (b)	1,000,000	960,893
5.550%, 03/15/26	4,514,000	4,837,729
Andeavor 3.800%, 04/01/28	925,000	873,634
4.500%, 04/01/48	3,745,000	3,412,938
Canadian Natural Resources, Ltd. 3.850%, 06/01/27	4,521,000	4,410,957
Cenovus Energy, Inc. 5.400%, 06/15/47 (b)	8,650,000	8,468,344

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Concho Resources, Inc. 3.750%, 10/01/27	4,515,000	$4,343,178
Continental Resources, Inc. 4.375%, 01/15/28	640,000	636,249
Devon Energy Corp. 3.250%, 05/15/22	2,510,000	2,467,376
5.000%, 06/15/45 (b)	3,000,000	3,051,854
5.850%, 12/15/25	2,595,000	2,856,807
EQT Corp. 3.900%, 10/01/27	9,620,000	8,971,338
Nabors Industries, Inc. 5.500%, 01/15/23 (b)	905,000	871,063
Noble Energy, Inc. 3.850%, 01/15/28	1,255,000	1,199,326
5.050%, 11/15/44	4,030,000	4,027,437
6.000%, 03/01/41	350,000	384,954
Valero Energy Corp. 6.625%, 06/15/37	905,000	1,082,146

		52,856,223

Packaging & Containers—0.1%
Packaging Corp. of America 2.450%, 12/15/20	1,020,000	997,991

Pharmaceuticals—1.6%
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A)	10,655,000	10,712,015
CVS Health Corp. 5.050%, 03/25/48	6,350,000	6,462,371
Mylan, Inc. 4.550%, 04/15/28 (144A)	3,675,000	3,591,413
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	8,910,000	8,530,114
Teva Pharmaceutical Finance Netherlands III B.V. 2.200%, 07/21/21	3,125,000	2,898,553

		32,194,466

Pipelines—2.1%
Enbridge, Inc. 6.000%, 3M LIBOR + 3.890%, 01/15/77 (a)	5,045,000	4,742,300
Energy Transfer Partners L.P. 4.050%, 03/15/25	2,257,000	2,180,747
5.150%, 02/01/43	1,200,000	1,069,765
6.625%, 3M LIBOR + 4.155%, 02/15/28 (a)	2,500,000	2,281,250
EnLink Midstream Partners L.P. 4.850%, 07/15/26 (b)	6,400,000	6,064,382
Enterprise Products Operating LLC 5.375%, 3M LIBOR + 2.570%, 02/15/78 (a)	2,785,000	2,538,768
Fermaca Enterprises S de RL de C.V. 6.375%, 03/30/38 (144A)	439,367	449,253
MPLX L.P. 4.500%, 04/15/38 (b)	8,735,000	8,068,060
ONEOK Partners L.P. 3.375%, 10/01/22	857,000	845,379
8.625%, 03/01/19	145,000	149,250

Pipelines—(Continued)
Sabine Pass Liquefaction LLC 4.200%, 03/15/28	7,000,000	6,776,763
5.625%, 03/01/25	820,000	872,206
Williams Partners L.P. 4.000%, 09/15/25	5,105,000	4,989,512
4.850%, 03/01/48	1,275,000	1,214,715
5.400%, 03/04/44	555,000	571,883

		42,814,233

Real Estate Investment Trusts—2.3%
Alexandria Real Estate Equities, Inc. 4.500%, 07/30/29	540,000	538,050
American Campus Communities Operating Partnership L.P. 3.750%, 04/15/23	444,000	441,629
American Tower Corp. 3.375%, 10/15/26	12,435,000	11,509,615
Boston Properties L.P. 3.200%, 01/15/25	3,853,000	3,667,255
CBL & Associates L.P. 4.600%, 10/15/24	333,523	273,920
Crown Castle International Corp. 3.200%, 09/01/24	2,235,000	2,109,324
3.700%, 06/15/26	7,555,000	7,123,759
Digital Realty Trust L.P. 3.700%, 08/15/27	10,845,000	10,306,293
Duke Realty L.P. 3.375%, 12/15/27	2,618,000	2,441,603
Ventas Realty L.P. 3.500%, 02/01/25	1,740,000	1,666,125
3.750%, 05/01/24	2,000,000	1,967,786
Vornado Realty L.P. 3.500%, 01/15/25	4,345,000	4,159,208

		46,204,567

Retail—0.6%
Dollar Tree, Inc. 3.055%, 3M LIBOR + 0.700%, 04/17/20 (a)	4,480,000	4,489,157
Home Depot, Inc. (The) 4.250%, 04/01/46	350,000	352,103
5.950%, 04/01/41 (b)	990,000	1,222,492
McDonald’s Corp. 3.500%, 07/15/20 (b)	466,000	470,149
4.450%, 03/01/47	2,035,000	2,008,200
Target Corp. 2.500%, 04/15/26 (b)	1,675,000	1,539,055
3.625%, 04/15/46	245,000	218,272
3.900%, 11/15/47	2,033,000	1,878,578

		12,178,006

Semiconductors—0.5%
Analog Devices, Inc. 2.950%, 01/12/21	5,850,000	5,803,262
3.125%, 12/05/23	2,355,000	2,286,548

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Shares/ Principal Amount*	Value

Semiconductors—(Continued)
Texas Instruments, Inc. 4.150%, 05/15/48	1,400,000	$1,420,834

		9,510,644

Software—0.3%
Microsoft Corp. 4.100%, 02/06/37	5,005,000	5,214,588
salesforce.com, Inc. 3.250%, 04/11/23	1,131,000	1,124,369

		6,338,957

Telecommunications—2.1%
AT&T, Inc. 4.300%, 02/15/30 (144A)	10,303,000	9,725,067
5.150%, 03/15/42	1,723,000	1,632,053
Deutsche Telekom International Finance B.V. 2.776%, 3M LIBOR + 0.450%, 09/19/19 (144A) (a)	1,915,000	1,919,767
Motorola Solutions, Inc. 4.600%, 02/23/28	7,185,000	7,146,012
Telefonica Emisiones S.A.U. 4.665%, 03/06/38	250,000	233,841
5.213%, 03/08/47	5,700,000	5,494,311
Verizon Communications, Inc. 3.376%, 02/15/25	3,031,000	2,901,502
4.272%, 01/15/36	9,820,000	9,058,938
Vodafone Group plc 4.125%, 05/30/25	4,158,000	4,142,187

		42,253,678

Transportation—0.4%
Kansas City Southern 4.700%, 05/01/48	4,470,000	4,330,551
Norfolk Southern Corp. 2.900%, 06/15/26 (b)	3,500,000	3,265,641
3.150%, 06/01/27	1,000,000	937,099

		8,533,291

Total Corporate Bonds & Notes (Cost $698,666,155)		675,452,577

Common Stocks—28.8%

Aerospace & Defense—0.2%
Boeing Co. (The)	600	201,306
General Dynamics Corp.	12,200	2,274,202
Huntington Ingalls Industries, Inc.	3,900	845,481
Meggitt plc	43,418	282,589
Raytheon Co.	500	96,590
Ultra Electronics Holdings plc	8,820	191,506

		3,891,674

Air Freight & Logistics—0.0%
Royal Mail plc	74,531	496,685

Auto Components—0.4%
BorgWarner, Inc.	12,100	522,236
Bridgestone Corp.	17,100	668,122
Continental AG	3,909	893,463
Delphi Technologies plc	9,100	413,686
Gentex Corp.	39,444	908,001
Keihin Corp.	10,400	210,739
LCI Industries	1,600	144,240
Lear Corp.	6,000	1,114,860
Linamar Corp.	6,100	268,240
Magna International, Inc.	11,600	674,656
NHK Spring Co., Ltd.	18,100	170,387
Nokian Renkaat Oyj	17,047	671,910
Stanley Electric Co., Ltd.	15,800	537,297
Toyota Boshoku Corp.	20,100	369,463
TS Tech Co., Ltd.	2,800	116,750
Unipres Corp.	4,500	88,052
Xinyi Glass Holdings, Ltd.	382,000	464,922

		8,237,024

Automobiles—0.2%
Isuzu Motors, Ltd.	20,000	265,272
Mazda Motor Corp.	11,700	143,283
Subaru Corp.	33,200	965,882
Suzuki Motor Corp.	13,600	750,011
Thor Industries, Inc.	9,600	934,944

		3,059,392

Banks—2.0%
Aichi Bank, Ltd. (The)	600	26,014
Aozora Bank, Ltd.	10,200	387,877
Awa Bank, Ltd. (The)	17,000	104,554
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand (ADR)	41,800	279,642
Bank Hapoalim B.M.	106,820	724,731
Bank Leumi Le-Israel B.M.	43,871	259,839
Bank of America Corp.	183,300	5,167,227
Bank of China, Ltd. - Class H	936,000	461,215
Bank of Ireland Group plc	39,885	310,885
Barclays Africa Group, Ltd.	46,995	547,529
Barclays plc	769,851	1,919,669
BNP Paribas S.A.	31,164	1,931,686
Chiba Bank, Ltd. (The)	62,000	436,840
China Construction Bank Corp. - Class H	135,000	123,791
Citigroup, Inc.	42,200	2,824,024
Fifth Third Bancorp	43,100	1,236,970
Hachijuni Bank, Ltd. (The)	61,600	263,261
HSBC Holdings plc	125,553	1,177,271
Iyo Bank, Ltd. (The)	37,400	246,848
Japan Post Bank Co., Ltd.	120,800	1,404,316
JPMorgan Chase & Co.	61,100	6,366,620
KeyCorp	45,800	894,932
Mediobanca S.p.A.	145,081	1,344,461
Mitsubishi UFJ Financial Group, Inc.	110,200	625,030
Royal Bank of Scotland Group plc (c)	301,559	1,018,892

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Seven Bank, Ltd.	128,900	$394,173
Shinsei Bank, Ltd.	36,600	562,497
Shizuoka Bank, Ltd. (The)	51,000	457,741
Societe Generale S.A.	21,382	900,350
Standard Chartered plc	164,036	1,498,807
Sumitomo Mitsui Financial Group, Inc.	7,900	306,140
UniCredit S.p.A.	36,594	608,614
Wells Fargo & Co.	111,900	6,203,736

		41,016,182

Beverages—0.2%
Diageo plc	15,194	545,399
PepsiCo, Inc.	26,800	2,917,716

		3,463,115

Biotechnology—0.8%
AbbVie, Inc.	50,458	4,674,934
Amgen, Inc.	24,460	4,515,071
Biogen, Inc. (c)	8,300	2,408,992
Gilead Sciences, Inc.	48,600	3,442,824
United Therapeutics Corp. (c)	8,200	927,830

		15,969,651

Building Products—0.0%
Allegion plc	12,300	951,528

Capital Markets—1.0%
Affiliated Managers Group, Inc.	11,800	1,754,306
Amundi S.A.	3,988	275,782
Ashmore Group plc	51,490	253,395
ASX, Ltd.	9,424	450,827
Bolsas y Mercados Espanoles SHMSF S.A.	19,430	641,242
CI Financial Corp.	41,600	747,734
Close Brothers Group plc	24,654	483,298
Daiwa Securities Group, Inc.	110,000	638,233
Deutsche Bank AG	46,839	506,555
Euronext NV	2,099	133,210
FactSet Research Systems, Inc.	3,100	614,110
Federated Investors, Inc. - Class B	33,300	776,556
Franklin Resources, Inc.	78,100	2,503,105
Goldman Sachs Group, Inc. (The)	15,290	3,372,515
IG Group Holdings plc	52,667	598,396
IGM Financial, Inc.	14,400	417,437
Invesco, Ltd.	65,200	1,731,712
Japan Exchange Group, Inc.	20,900	388,128
Nomura Holdings, Inc.	238,600	1,155,025
Pendal Group, Ltd.	20,159	148,457
Platinum Asset Management, Ltd.	20,405	87,491
Singapore Exchange, Ltd.	42,600	223,773
UBS Group AG (c)	93,912	1,444,843
Waddell & Reed Financial, Inc. - Class A (b)	25,500	458,235

		19,804,365

Chemicals—0.7%
Air Products & Chemicals, Inc.	2,000	311,460

Chemicals—(Continued)
BASF SE	19,717	1,884,850
Covestro AG	20,681	1,844,055
Daicel Corp.	68,600	758,142
Ingevity Corp. (c)	2,400	194,064
Israel Chemicals, Ltd.	56,430	258,702
LyondellBasell Industries NV - Class A	4,100	450,385
Mitsubishi Chemical Holdings Corp.	115,800	967,872
Mitsubishi Gas Chemical Co., Inc.	23,000	520,236
Mosaic Co. (The)	14,300	401,115
Nitto Denko Corp.	13,800	1,042,599
Novozymes A/S - B Shares	5,240	265,311
Petronas Chemicals Group Bhd	91,400	190,146
Shikoku Chemicals Corp.	2,000	27,898
Shin-Etsu Chemical Co., Ltd.	14,400	1,277,422
Sumitomo Chemical Co., Ltd.	108,000	611,215
Sumitomo Seika Chemicals Co., Ltd.	1,300	64,838
Toagosei Co., Ltd.	18,100	208,934
Tosoh Corp.	63,700	985,765
Ube Industries, Ltd.	26,100	677,701
Victrex plc	20,590	788,367
Westlake Chemical Corp.	2,600	279,838
Zeon Corp.	39,700	468,637

		14,479,552

Commercial Services & Supplies—0.2%
Babcock International Group plc	21,193	228,552
Brady Corp. - Class A	9,500	366,225
Deluxe Corp.	16,700	1,105,707
Pitney Bowes, Inc.	91,287	782,330
Societe BIC S.A.	4,364	404,502
Stericycle, Inc. (c)	5,000	326,450
Transcontinental, Inc. - Class A	18,900	438,913

		3,652,679

Communications Equipment—0.2%
Cisco Systems, Inc.	86,600	3,726,398
F5 Networks, Inc. (c)	5,700	982,965
Ituran Location and Control, Ltd.	6,700	203,345

		4,912,708

Construction & Engineering—0.1%
Hazama Ando Corp.	19,100	173,354
Kajima Corp.	74,000	572,469
Maeda Road Construction Co., Ltd.	18,000	342,034
Nichireki Co., Ltd.	2,000	21,684
Nippo Corp.	5,000	91,048
Obayashi Corp.	70,900	737,051
Taisei Corp.	12,400	683,193

		2,620,833

Construction Materials—0.0%
Taiheiyo Cement Corp.	4,900	161,054

Consumer Finance—0.3%
American Express Co.	19,600	1,920,800

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Consumer Finance—(Continued)
Capital One Financial Corp.	2,200	$202,180
Discover Financial Services	33,700	2,372,817
Gentera S.A.B. de C.V.	244,200	215,179
Synchrony Financial	59,700	1,992,786

		6,703,762

Containers & Packaging—0.1%
Packaging Corp. of America	10,000	1,117,900

Distributors—0.0%
Jardine Cycle & Carriage, Ltd.	5,200	121,199

Diversified Consumer Services—0.1%
H&R Block, Inc.	47,500	1,082,050

Diversified Financial Services—0.1%
Berkshire Hathaway, Inc. - Class B (c)	6,800	1,269,220
Investor AB - B Shares	9,650	392,571

		1,661,791

Diversified Telecommunication Services—0.9%
AT&T, Inc.	47,511	1,525,578
BCE, Inc.	29,300	1,186,576
Chunghwa Telecom Co., Ltd.	56,000	201,957
Nippon Telegraph & Telephone Corp.	64,500	2,930,841
Proximus SADP	7,025	158,449
Singapore Telecommunications, Ltd.	1,062,300	2,404,019
Swisscom AG	4,729	2,114,062
Telekomunikasi Indonesia Persero Tbk PT	1,760,200	461,055
Telenor ASA	35,921	736,239
Telstra Corp., Ltd.	672,335	1,302,545
Verizon Communications, Inc.	78,300	3,939,273
Verizon Communications, Inc. (London Listed Shares)	10,693	537,965

		17,498,559

Electric Utilities—0.2%
CK Infrastructure Holdings, Ltd.	48,000	355,299
CLP Holdings, Ltd.	84,000	901,242
Enel Americas S.A. (ADR)	37,502	330,393
Red Electrica Corp. S.A.	88,902	1,808,757

		3,395,691

Electrical Equipment—0.5%
ABB, Ltd.	44,522	971,500
Acuity Brands, Inc. (b)	3,700	428,719
Eaton Corp. plc	38,000	2,840,120
Emerson Electric Co.	7,100	490,894
Generac Holdings, Inc. (c)	4,800	248,304
Hubbell, Inc.	5,900	623,866
Rockwell Automation, Inc.	6,100	1,014,003
Schneider Electric SE	35,235	2,930,797

		9,548,203

Electronic Equipment, Instruments & Components—0.1%
AAC Technologies Holdings, Inc.	17,000	237,896

Electronic Equipment, Instruments & Components—(Continued)
Amphenol Corp. - Class A	4,800	418,320
Elite Material Co., Ltd.	52,000	135,976
Spectris plc	21,428	736,712
TE Connectivity, Ltd.	12,100	1,089,726

		2,618,630

Energy Equipment & Services—0.2%
CARBO Ceramics, Inc. (b) (c)	9,500	87,115
Diamond Offshore Drilling, Inc. (b) (c)	31,600	659,176
Dril-Quip, Inc. (b) (c)	8,300	426,620
Noble Corp. plc (c)	82,100	519,693
Precision Drilling Corp. (c)	61,000	201,841
Rowan Cos. plc - Class A (c)	42,000	681,240
Subsea 7 S.A.	32,629	519,682
TGS Nopec Geophysical Co. ASA	13,161	483,788

		3,579,155

Equity Real Estate Investment Trusts—0.1%
Hansteen Holdings plc	127,052	174,695
Host Hotels & Resorts, Inc.	56,600	1,192,562
Park Hotels & Resorts, Inc.	18,500	566,655
Quality Care Properties, Inc. (c)	11,700	251,667

		2,185,579

Food & Staples Retailing—0.1%
George Weston, Ltd.	3,300	269,241
Walgreens Boots Alliance, Inc.	35,200	2,112,528

		2,381,769

Food Products—1.0%
Campbell Soup Co. (b)	35,700	1,447,278
General Mills, Inc.	72,000	3,186,720
Hershey Co. (The)	28,700	2,670,822
Ingredion, Inc.	3,100	343,170
J.M. Smucker Co. (The)	10,800	1,160,784
Kellogg Co.	40,400	2,822,748
Mitsui Sugar Co., Ltd.	6,000	186,027
Nestle S.A.	80,802	6,255,431
Salmar ASA	20,270	850,560
Sanderson Farms, Inc. (b)	6,700	704,505
Tiger Brands, Ltd.	18,644	450,764

		20,078,809

Health Care Equipment & Supplies—0.3%
Coloplast A/S - Class B	3,044	304,044
DiaSorin S.p.A.	1,583	180,446
Hoya Corp.	30,000	1,703,805
IDEXX Laboratories, Inc. (c)	1,600	348,704
ResMed, Inc.	6,100	631,838
Smith & Nephew plc	23,983	441,049
Sonova Holding AG	3,421	613,710
Varian Medical Systems, Inc. (c)	7,900	898,388
William Demant Holding A/S (c)	7,118	286,266

		5,408,250

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—0.6%
Cigna Corp.	15,500	$2,634,225
CVS Health Corp.	21,000	1,351,350
Express Scripts Holding Co. (c)	28,700	2,215,927
HCA Healthcare, Inc.	17,200	1,764,720
McKesson Corp.	3,400	453,560
Medical Facilities Corp.	10,700	113,703
MEDNAX, Inc. (c)	11,500	497,720
Molina Healthcare, Inc. (c)	2,600	254,644
Quest Diagnostics, Inc.	7,979	877,211
Triple-S Management Corp. - Class B (c)	2,900	113,274
UnitedHealth Group, Inc.	5,000	1,226,700
Universal Health Services, Inc. - Class B	2,600	289,744

		11,792,778

Health Care Technology—0.1%
AGFA-Gevaert NV (c)	26,049	109,375
Cerner Corp. (c)	16,300	974,577

		1,083,952

Hotels, Restaurants & Leisure—0.1%
Las Vegas Sands Corp.	14,000	1,069,040
Playtech plc	14,782	146,853

		1,215,893

Household Durables—0.3%
Barratt Developments plc	129,155	878,260
Berkeley Group Holdings plc	14,119	705,151
Garmin, Ltd.	31,100	1,897,100
Haseko Corp.	18,500	255,294
JM AB	28,345	505,766
Leggett & Platt, Inc. (b)	13,200	589,248
Taylor Wimpey plc	128,835	304,113
Tupperware Brands Corp.	20,851	859,895

		5,994,827

Household Products—0.7%
Clorox Co. (The)	24,300	3,286,575
Colgate-Palmolive Co.	49,700	3,221,057
Energizer Holdings, Inc.	14,800	931,808
Kimberly-Clark Corp.	27,500	2,896,850
Procter & Gamble Co. (The)	55,259	4,313,517

		14,649,807

Industrial Conglomerates—0.4%
3M Co. (b)	19,500	3,836,040
Honeywell International, Inc.	22,300	3,212,315
Smiths Group plc	26,491	593,455

		7,641,810

Insurance—0.9%
Aflac, Inc.	71,400	3,071,628
Ageas	18,023	908,738
American National Insurance Co.	812	97,107
Athene Holding, Ltd. - Class A (c)	16,100	705,824

Insurance—(Continued)
AXA S.A.	27,092	663,733
Axis Capital Holdings, Ltd.	7,400	411,588
Everest Re Group, Ltd.	6,426	1,481,064
Legal & General Group plc	843,263	2,959,423
Lincoln National Corp.	6,200	385,950
Mapfre S.A.	123,742	372,375
National Western Life Group, Inc. - Class A	700	215,082
NN Group NV	28,832	1,169,878
Principal Financial Group, Inc.	21,665	1,147,162
Prudential plc	15,498	354,109
Societa Cattolica di Assicurazioni SC	13,705	114,087
Swiss Re AG	12,588	1,087,706
Third Point Reinsurance, Ltd. (c)	46,000	575,000
Unum Group	46,800	1,731,132

		17,451,586

Internet & Direct Marketing Retail—0.5%
Amazon.com, Inc. (c)	4,800	8,159,040
Booking Holdings, Inc. (c)	900	1,824,381

		9,983,421

Internet Software & Services—1.0%
Alphabet, Inc. - Class A (c)	5,400	6,097,626
Alphabet, Inc. - Class C (c)	5,660	6,314,579
carsales.com, Ltd.	15,213	170,594
eBay, Inc. (c)	56,400	2,045,064
Facebook, Inc. - Class A (c)	27,500	5,343,800
j2 Global, Inc.	6,100	528,321
Kakaku.com, Inc.	7,800	175,789
Mixi, Inc.	12,000	303,088
Moneysupermarket.com Group plc	36,991	153,691

		21,132,552

IT Services—1.0%
Amdocs, Ltd.	14,103	933,478
Automatic Data Processing, Inc.	6,000	804,840
CGI Group, Inc. - Class A (c)	20,868	1,322,415
Cielo S.A.	90,200	384,469
Cognizant Technology Solutions Corp. - Class A	43,100	3,404,469
Computershare, Ltd.	13,438	183,927
Fiserv, Inc. (c)	19,400	1,437,346
FleetCor Technologies, Inc. (c)	2,800	589,820
Infosys, Ltd. (ADR) (b)	66,000	1,282,380
MasterCard, Inc. - Class A	9,000	1,768,680
Paychex, Inc.	36,400	2,487,940
Visa, Inc. - Class A	36,600	4,847,670
Western Union Co. (The) (b)	45,000	914,850
Wirecard AG	3,445	554,536

		20,916,820

Leisure Products—0.0%
Hasbro, Inc.	10,100	932,331

Life Sciences Tools & Services—0.0%
Waters Corp. (c)	4,100	793,719

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—0.9%
Allison Transmission Holdings, Inc.	27,180	$1,100,518
Atlas Copco AB - A Shares	40,739	1,180,769
Cummins, Inc.	14,600	1,941,800
Dover Corp. (b)	18,300	1,339,560
Epiroc AB - Class A (c)	40,739	427,506
Fortive Corp.	8,200	632,302
Graco, Inc.	10,800	488,376
Hillenbrand, Inc.	9,700	457,355
IDEX Corp.	4,529	618,118
Illinois Tool Works, Inc.	13,500	1,870,290
IMI plc	52,423	782,798
Kone Oyj - Class B	24,727	1,259,171
Kyokuto Kaihatsu Kogyo Co., Ltd.	3,000	45,794
Middleby Corp. (The) (b) (c)	5,400	563,868
PACCAR, Inc.	22,900	1,418,884
Parker-Hannifin Corp.	7,300	1,137,705
SKF AB - B Shares	34,536	641,880
Snap-on, Inc.	7,100	1,141,112
Toro Co. (The)	16,900	1,018,225
Zardoya Otis S.A. (b)	47,283	451,156

		18,517,187

Media—1.0%
AMC Networks, Inc. - Class A (c)	20,400	1,268,880
Comcast Corp. - Class A	68,300	2,240,923
Discovery, Inc. - Class A (b) (c)	17,300	475,750
Gannett Co., Inc.	22,987	245,961
Mediaset Espana Comunicacion S.A.	53,104	446,916
Metropole Television S.A.	12,456	249,032
Omnicom Group, Inc. (b)	32,800	2,501,656
ProSiebenSat.1 Media SE	41,419	1,050,207
Publicis Groupe S.A.	32,946	2,263,990
RTL Group S.A.	9,992	677,506
SKY Network Television, Ltd.	27,790	48,692
Viacom, Inc. - Class B	66,100	1,993,576
Walt Disney Co. (The)	47,500	4,978,475
WPP plc	93,271	1,467,722

		19,909,286

Metals & Mining—0.5%
Acacia Mining plc (c)	63,155	104,580
Alacer Gold Corp. (b) (c)	53,400	98,705
Anglo American plc	30,731	682,465
APERAM S.A. (b)	1,936	83,067
Argonaut Gold, Inc. (c)	45,200	79,422
BHP Billiton plc	64,811	1,450,351
BHP Billiton, Ltd.	12,997	325,673
Centamin plc	168,112	263,947
Centerra Gold, Inc. (c)	45,900	255,223
Eldorado Gold Corp. (c)	39,900	40,366
Ferrexpo plc	23,500	56,798
Fortescue Metals Group, Ltd.	107,655	349,235
Goldcorp, Inc.	38,000	521,736
Highland Gold Mining, Ltd.	5,802	10,950
Perseus Mining, Ltd. (c)	275,211	88,327
Rio Tinto plc	52,522	2,896,739

Metals & Mining—(Continued)
Rio Tinto, Ltd.	18,726	1,162,544
Tahoe Resources, Inc.	62,400	307,099
Teck Resources, Ltd. - Class B	9,717	247,535
Yamana Gold, Inc.	70,300	204,807
Yamato Kogyo Co., Ltd.	3,600	108,713

		9,338,282

Multi-Utilities—0.0%
AGL Energy, Ltd.	49,579	826,341

Multiline Retail—0.1%
Next plc	21,557	1,720,910

Oil, Gas & Consumable Fuels—2.1%
Antero Resources Corp. (c)	11,400	$243,390
Baytex Energy Corp. (c)	50,200	166,869
Bonavista Energy Corp. (b)	107,900	122,292
Cairn Energy plc (c)	17,935	59,146
Canadian Natural Resources, Ltd.	18,900	682,163
Cenovus Energy, Inc.	34,700	360,290
Chevron Corp.	20,681	2,614,699
China Petroleum & Chemical Corp. - Class H	658,000	590,633
Crescent Point Energy Corp.	32,800	241,013
Enagas S.A.	20,983	613,057
Eni S.p.A.	85,822	1,593,464
Euronav NV (b) (c)	8,213	75,560
Exxon Mobil Corp.	88,800	7,346,424
Galp Energia SGPS S.A.	54,251	1,031,582
Gaztransport Et Technigaz S.A.	5,849	358,378
Gulfport Energy Corp. (c)	11,800	148,326
HollyFrontier Corp.	3,900	266,877
Husky Energy, Inc.	37,700	587,588
Idemitsu Kosan Co., Ltd.	4,800	170,863
Imperial Oil, Ltd.	64,100	2,130,734
Inpex Corp.	70,600	729,659
International Seaways, Inc. (c)	9,700	224,458
Japan Petroleum Exploration Co., Ltd.	8,600	224,153
JXTG Holdings, Inc.	119,400	829,075
Koninklijke Vopak NV	10,513	485,283
Lukoil PJSC (ADR)	3,155	217,474
Marathon Petroleum Corp.	2,100	147,336
MEG Energy Corp. (c)	16,200	135,056
NovaTek OAO (GDR)	4,231	627,457
OMV AG	11,761	666,265
Polski Koncern Naftowy ORLEN S.A.	10,861	243,424
QEP Resources, Inc. (c)	17,900	219,454
Renewable Energy Group, Inc. (b) (c)	8,200	146,370
Repsol S.A.	81,311	1,587,808
Royal Dutch Shell plc - A Shares	26,924	933,039
Royal Dutch Shell plc - A Shares	20,593	714,578
Royal Dutch Shell plc - B Shares	16,951	606,312
Santos, Ltd. (c)	119,644	557,683
SK Innovation Co., Ltd.	1,179	213,471
Snam S.p.A.	253,607	1,056,490
Suncor Energy, Inc.	8,500	345,910
Surge Energy, Inc.	44,300	80,199

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Tatneft PJSC (ADR)	7,655	$490,686
Tethys Oil AB	6,434	72,792
Total Gabon	33	5,866
Total S.A.	74,071	4,504,357
Tourmaline Oil Corp.	14,100	251,937
Tullow Oil plc (c)	87,312	281,019
United Tractors Tbk PT	47,700	104,945
Valero Energy Corp.	16,900	1,873,027
Whiting Petroleum Corp. (b) (c)	11,349	598,319
Woodside Petroleum, Ltd.	110,745	2,914,385

		41,491,635

Paper & Forest Products—0.1%
Louisiana-Pacific Corp.	20,000	544,400
Norbord, Inc.	11,900	489,342
UPM-Kymmene Oyj	15,290	545,975
West Fraser Timber Co., Ltd.	3,700	254,679

		1,834,396

Personal Products—0.3%
Edgewell Personal Care Co. (b) (c)	6,300	317,898
Unilever NV	59,100	3,294,504
Unilever plc	49,005	2,710,808

		6,323,210

Pharmaceuticals—2.3%
Astellas Pharma, Inc.	127,000	1,934,797
Bristol-Myers Squibb Co.	51,300	2,838,942
Eli Lilly & Co.	44,100	3,763,053
GlaxoSmithKline plc	178,797	3,607,371
Jazz Pharmaceuticals plc (c)	3,500	603,050
Johnson & Johnson	58,400	7,086,256
Kaken Pharmaceutical Co., Ltd.	8,100	415,831
Mallinckrodt plc (b) (c)	11,400	212,724
Merck & Co., Inc.	51,500	3,126,050
Mylan NV (c)	42,100	1,521,494
Novartis AG	61,227	4,637,611
Novo Nordisk A/S - Class B	38,096	1,759,624
Orion Oyj - Class B	6,340	170,548
Pfizer, Inc.	159,400	5,783,032
Recordati S.p.A.	18,856	748,206
Roche Holding AG	20,290	4,514,833
Sanofi	38,453	3,079,027

		45,802,449

Professional Services—0.2%
Dun & Bradstreet Corp. (The)	8,200	1,005,730
en-japan, Inc.	7,400	372,759
Intertek Group plc	7,708	581,310
RELX NV	72,026	1,533,220

		3,493,019

Real Estate Management & Development—0.2%
CK Asset Holdings, Ltd.	180,500	1,426,169
Daiwa House Industry Co., Ltd.	32,600	1,109,982

Real Estate Management & Development—(Continued)
Deutsche Euroshop AG	9,828	347,193
Kerry Properties, Ltd.	49,500	236,490
Wharf Real Estate Investment Co., Ltd.	131,000	930,263

		4,050,097

Road & Rail—0.3%
Canadian National Railway Co.	21,000	1,717,666
Central Japan Railway Co.	10,700	2,218,495
Norfolk Southern Corp.	16,400	2,474,268

		6,410,429

Semiconductors & Semiconductor Equipment—1.1%
Applied Materials, Inc.	36,400	1,681,316
Dialog Semiconductor plc (c)	6,847	104,314
Intel Corp.	121,700	6,049,707
KLA-Tencor Corp.	11,800	1,209,854
Lam Research Corp.	4,000	691,400
Maxim Integrated Products, Inc.	33,100	1,941,646
Micron Technology, Inc. (c)	27,200	1,426,368
NVIDIA Corp.	3,400	805,460
QUALCOMM, Inc.	29,800	$1,672,376
Siltronic AG	1,473	210,607
SK Hynix, Inc.	7,438	570,152
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	28,200	1,030,992
Texas Instruments, Inc.	28,600	3,153,150
Ulvac, Inc.	5,000	190,403
Xilinx, Inc.	15,300	998,478

		21,736,223

Software—1.2%
Adobe Systems, Inc. (c)	1,900	463,239
ANSYS, Inc. (c)	2,500	435,450
Check Point Software Technologies, Ltd. (c)	17,800	1,738,704
Dassault Systemes SE	7,040	985,143
Intuit, Inc.	5,300	1,082,816
Microsoft Corp.	118,000	11,635,980
Nexon Co., Ltd. (c)	32,400	469,958
Oracle Corp.	102,300	4,507,338
Sage Group plc (The)	49,580	409,456
SAP SE	18,143	2,096,006
VMware, Inc. - Class A (c)	4,100	602,577

		24,426,667

Specialty Retail—0.5%
ABC-Mart, Inc.	12,700	694,316
AutoZone, Inc. (c)	3,000	2,012,790
Bed Bath & Beyond, Inc.	16,200	322,785
Buckle, Inc. (The) (b)	15,305	411,705
Foot Locker, Inc.	13,900	731,835
Home Depot, Inc. (The)	6,600	1,287,660
Industria de Diseno Textil S.A.	18,613	635,119
Lowe’s Cos., Inc.	20,900	1,997,413
Sally Beauty Holdings, Inc. (b) (c)	37,776	605,549
Truworths International, Ltd.	25,029	140,988
USS Co., Ltd.	21,700	412,503

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
Williams-Sonoma, Inc. (b)	4,200	$257,796

		9,510,459

Technology Hardware, Storage & Peripherals—1.2%
Apple, Inc.	81,300	15,049,443
Catcher Technology Co., Ltd.	49,000	547,206
Hewlett Packard Enterprise Co.	61,900	904,359
HP, Inc.	116,500	2,643,385
Neopost S.A.	10,351	278,308
NetApp, Inc.	24,200	1,900,426
Samsung Electronics Co., Ltd.	10,500	438,438
Western Digital Corp.	22,400	1,733,984

		23,495,549

Textiles, Apparel & Luxury Goods—0.1%
Burberry Group plc	28,240	803,854
Carter’s, Inc.	2,600	281,814
Moncler S.p.A.	12,821	583,206
Pandora A/S	14,688	1,026,536
Van de Velde NV	570	20,685

		2,716,095

Thrifts & Mortgage Finance—0.0%
Essent Group, Ltd. (c)	9,500	340,290
Genworth MI Canada, Inc.	18,107	589,219

		929,509

Tobacco—0.5%
Altria Group, Inc.	43,000	2,441,970
British American Tobacco plc	52,414	2,647,113
Imperial Brands plc	44,979	1,674,807
Philip Morris International, Inc.	44,400	3,584,856

		10,348,746

Trading Companies & Distributors—0.1%
ITOCHU Corp.	69,900	1,265,149
Kanamoto Co., Ltd.	2,400	75,828
MSC Industrial Direct Co., Inc. - Class A	2,400	203,640
Wakita & Co., Ltd.	17,200	180,377

		1,724,994

Transportation Infrastructure—0.1%
Aena SME S.A.	11,796	2,139,780
ASTM S.p.A.	7,020	162,217
Flughafen Zurich AG	1,631	332,870
Grupo Aeroportuario del Pacifico S.A.B. de C.V. (ADR)	1,100	102,201
Societa Iniziative Autostradali e Servizi S.p.A.	7,249	108,984

		2,846,052

Water Utilities—0.0%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	58,500	351,585

Water Utilities—(Continued)
Guangdong Investment, Ltd.	122,000	193,168

		544,753

Wireless Telecommunication Services—0.4%
China Mobile, Ltd.	27,500	243,921
KDDI Corp.	117,600	3,215,251
Mobile TeleSystems PJSC (ADR)	28,700	253,421
NTT DoCoMo, Inc.	126,300	3,216,694
SK Telecom Co., Ltd.	2,296	480,780
Vodacom Group, Ltd.	38,637	345,151

		7,755,218

Total Common Stocks (Cost $588,977,204)		579,438,791

Mutual Funds—16.4%

Investment Company Securities—16.4%
iShares Core S&P 500 ETF (b)	928,461	253,516,276
iShares MSCI EAFE ETF	429,109	28,737,430
iShares MSCI Japan Fund (b)	158,543	9,181,225
iShares Russell 2000 ETF (b)	239,655	39,248,299

Total Mutual Funds (Cost $322,926,275)		330,683,230

U.S. Treasury & Government Agencies—3.6%

U.S. Treasury—3.6%
U.S. Treasury Inflation Indexed Notes 0.625%, 01/15/26 (d)	71,818,705	71,427,994
U.S. Treasury Notes 2.750%, 04/30/23 (b)	710,000	710,693

Total U.S. Treasury & Government Agencies (Cost $72,357,637)		72,138,687

Mortgage-Backed Securities—1.0%

Collateralized Mortgage Obligations—0.9%
Flagstar Mortgage Trust 3.500%, 10/25/47 (144A) (a)	3,107,759	3,077,806
JPMorgan Mortgage Trust 3.000%, 05/25/47 (144A) (a)	3,957,686	3,859,053
3.500%, 08/25/47 (144A) (a)	5,084,318	5,024,338
3.500%, 11/25/48 (144A) (a)	5,627,731	5,561,341

		17,522,538

Commercial Mortgage-Backed Securities—0.1%
Worldwide Plaza Trust 3.526%, 11/10/36 (144A)	2,145,000	2,097,624

Total Mortgage-Backed Securities (Cost $20,183,808)		19,620,162

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Asset-Backed Securities—0.4%

Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—0.4%
Towd Point Mortgage Trust 2.750%, 10/25/56 (144A) (a)	2,631,514	$2,576,335
2.750%, 10/25/57 (144A) (a)	4,798,998	4,676,781

Total Asset-Backed Securities (Cost $7,459,281)		7,253,116

Preferred Stock—0.0%

Auto Components—0.0%
Schaeffler AG (Cost $1,073,830)	67,464	877,270

Short-Term Investment—13.5%

Repurchase Agreement—13.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $271,840,706; collateralized by U.S. Treasury Notes with rates ranging from 1.500% - 2.750%, maturity dates ranging from 02/28/23 - 04/30/23, and an aggregate market value of $277,262,853.	271,822,584	271,822,584

Total Short-Term Investments (Cost $271,822,584)		271,822,584

Securities Lending Reinvestments (e)—4.6%

Bank Note—0.2%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (a)	5,000,000	5,000,000

Certificates of Deposit—2.0%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (a)	2,000,000	2,000,108
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (a)	4,000,000	3,999,768
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (a)	1,000,000	1,001,400
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (a)	2,000,000	1,999,812
Chiba Bank, Ltd., New York 2.240%, 07/18/18	3,000,000	2,999,859
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (a)	1,000,000	999,929
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (a)	500,000	499,925
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (a)	1,750,000	1,751,361
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	993,995	998,600
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (a)	1,000,000	1,000,168

Certificates of Deposit—(Continued)
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	3,000,000	2,999,877
KBC Bank NV 2.280%, 08/15/18	3,000,000	3,000,330
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (a)	2,000,000	2,000,846
2.548%, 3M LIBOR + 0.190%, 02/01/19 (a)	1,000,000	1,000,247
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (a)	1,000,000	999,751
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (a)	500,000	499,992
Standard Chartered plc 2.250%, 08/21/18	1,000,000	1,000,153
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (a)	2,000,000	2,000,000
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (a)	2,000,000	2,000,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (a)	1,000,000	1,000,012
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (a)	3,000,000	3,000,069
2.502%, 3M LIBOR + 0.140%, 10/26/18 (a)	3,000,000	3,003,815
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (a)	1,000,000	999,934

		40,755,956

Commercial Paper—1.1%
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (a)	500,000	500,220
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (a)	3,000,000	3,000,876
LMA S.A. & LMA Americas 2.470%, 11/13/18	1,975,986	1,981,562
Macquarie Bank, Ltd. 2.280%, 09/04/18	2,982,520	2,987,802
Sheffield Receivables Co. 2.490%, 11/26/18	2,960,783	2,968,899
Starbird Funding Corp. 2.300%, 08/10/18	3,480,322	3,491,267
Toyota Motor Credit Corp. 2.310%, 09/18/18	1,984,857	1,989,844
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (a)	3,500,000	3,499,328
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (a)	2,000,000	2,000,000

		22,419,798

Repurchase Agreements—1.3%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $6,023,253; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $6,325,726.	6,000,000	6,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $2,136,011; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $2,091,000.	2,050,000	$2,050,000
Deutsche Bank AG, London Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $4,088,924; collateralized by various Common Stock with an aggregate market value of $4,464,835.	4,000,000	4,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $380,015; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $387,728.	379,952	379,952
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $1,152,993; collateralized by various Common Stock with an aggregate market value of $1,210,000.	1,100,000	1,100,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $1,822,256; collateralized by various Common Stock with an aggregate market value of $2,003,204.	1,800,000	1,800,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $1,506,506; collateralized by various Common Stock with an aggregate market value of $1,669,337.	1,500,000	1,500,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $1,006,564; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $1,810,558; collateralized by various Common Stock with an aggregate market value of $2,003,133.	1,800,000	1,800,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $6,019,760; collateralized by various Common Stock with an aggregate market value of $6,677,111.	6,000,000	$6,000,000

		25,629,952

Time Deposit—0.0%
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $94,798,718)		94,805,706

Total Investments—101.9% (Cost $2,078,265,492)		2,052,092,123
Other assets and liabilities (net)—(1.9)%		(39,070,249)

Net Assets—100.0%		$2,013,021,874

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $92,196,563 and the collateral received consisted of cash in the amount of $94,758,414. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Non-income producing security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $147,988,586, which is 7.4% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	13,614,000	UBSA	07/26/18	USD	10,042,884	$32,837
CHF	2,910,000	JPMC	07/26/18	USD	2,941,382	2,771
EUR	13,116,000	JPMC	07/26/18	USD	15,271,969	70,287
GBP	10,188,000	MSIP	07/26/18	USD	13,543,937	(84,332)
JPY	2,858,949,000	MSIP	07/26/18	USD	26,032,457	(170,526)
JPY	4,433,448,000	UBSA	07/26/18	USD	40,335,535	(230,752)
SEK	356,650,000	JPMC	07/26/18	USD	40,114,441	(227,754)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	41,223,000	UBSA	07/26/18	USD	30,988,423	$(381,018)
ILS	147,955,000	JPMC	07/26/18	USD	40,948,003	438,469
KRW	44,838,000,000	UBSA	07/26/18	USD	40,421,907	168,742
ZAR	9,643,100	JPMC	08/02/18	USD	700,836	528

Cross Currency Contracts to Buy
AUD	54,595,576	UBSA	07/26/18	NZD	58,622,000	700,931
EUR	34,435,856	JPMC	07/26/18	SEK	357,530,000	295,753
JPY	4,569,135,000	MSIP	07/26/18	EUR	35,772,263	(511,899)
SEK	357,530,000	JPMC	07/26/18	EUR	34,611,123	(500,769)

Net Unrealized Depreciation						$(396,732)

Cash in the amount of $904,000 has been received at the custodian bank and held in a segregated account as collateral for forward foreign currency exchange contracts.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
FTSE 100 Index Futures	09/21/18	940	GBP	71,454,100	$(140,676)
Russell 2000 Index Mini Futures	09/21/18	182	USD	14,992,250	(297,202)
S&P 500 Index E-Mini Futures	09/21/18	697	USD	94,847,760	(1,473,550)
S&P TSX 60 Index Futures	09/20/18	82	CAD	15,798,120	141,265
TOPIX Index Futures	09/13/18	178	JPY	3,080,290,000	(751,325)
U.S. Treasury Long Bond Futures	09/19/18	186	USD	26,970,000	638,853
U.S. Treasury Note 2 Year Futures	09/28/18	113	USD	23,936,578	(3,720)
U.S. Treasury Note 5 Year Futures	09/28/18	191	USD	21,700,883	113,791
U.S. Treasury Ultra Long Bond Futures	09/19/18	3	USD	478,688	15,705
S&P Select Sector Energy Index E-Mini Futures	09/21/18	940	USD	72,051,000	442,226

Futures Contracts—Short
DAX Index Futures	09/21/18	(220)	EUR	(67,696,750)	2,038,407
U.S. Treasury Note 10 Year Futures	09/19/18	(83)	USD	(9,975,563)	(42,323)
U.S. Treasury Note 2 Year Futures	09/28/18	(33)	USD	(6,990,328)	(3,149)

Net Unrealized Appreciation					$678,302

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Depreciation
Pay	3M LIBOR	Quarterly	2.870%	Quarterly	07/24/28	USD	618,000,000	$(2,796,944)	$(2,310,621)	$(486,323)

Glossary of Abbreviations

Counterparties

(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(UBSA)—	UBS AG

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Glossary of Abbreviations—(Continued)

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(ILS)—	Israeli Shekel
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(NZD)—	New Zealand Dollar
(SEK)—	Swedish Krona
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CMT)—	Constant Maturity Treasury
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(GDR)—	Global Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$675,452,577	$—	$675,452,577
Common Stocks
Aerospace & Defense	3,417,579	474,095	—	3,891,674
Air Freight & Logistics	—	496,685	—	496,685
Auto Components	4,045,919	4,191,105	—	8,237,024
Automobiles	934,944	2,124,448	—	3,059,392
Banks	22,973,151	18,043,031	—	41,016,182
Beverages	2,917,716	545,399	—	3,463,115
Biotechnology	15,969,651	—	—	15,969,651
Building Products	951,528	—	—	951,528
Capital Markets	12,375,710	7,428,655	—	19,804,365
Chemicals	1,636,862	12,842,690	—	14,479,552
Commercial Services & Supplies	3,019,625	633,054	—	3,652,679
Communications Equipment	4,912,708	—	—	4,912,708
Construction & Engineering	—	2,620,833	—	2,620,833
Construction Materials	—	161,054	—	161,054
Consumer Finance	6,703,762	—	—	6,703,762
Containers & Packaging	1,117,900	—	—	1,117,900
Distributors	—	121,199	—	121,199
Diversified Consumer Services	1,082,050	—	—	1,082,050
Diversified Financial Services	1,269,220	392,571	—	1,661,791
Diversified Telecommunication Services	6,651,427	10,847,132	—	17,498,559
Electric Utilities	330,393	3,065,298	—	3,395,691
Electrical Equipment	5,645,906	3,902,297	—	9,548,203
Electronic Equipment, Instruments & Components	1,508,046	1,110,584	—	2,618,630

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Energy Equipment & Services	$2,575,685	$1,003,470	$—	$3,579,155
Equity Real Estate Investment Trusts	2,010,884	174,695	—	2,185,579
Food & Staples Retailing	2,381,769	—	—	2,381,769
Food Products	12,336,027	7,742,782	—	20,078,809
Health Care Equipment & Supplies	1,878,930	3,529,320	—	5,408,250
Health Care Providers & Services	11,792,778	—	—	11,792,778
Health Care Technology	974,577	109,375	—	1,083,952
Hotels, Restaurants & Leisure	1,069,040	146,853	—	1,215,893
Household Durables	3,346,243	2,648,584	—	5,994,827
Household Products	14,649,807	—	—	14,649,807
Industrial Conglomerates	7,048,355	593,455	—	7,641,810
Insurance	9,821,537	7,630,049	—	17,451,586
Internet & Direct Marketing Retail	9,983,421	—	—	9,983,421
Internet Software & Services	20,329,390	803,162	—	21,132,552
IT Services	20,178,357	738,463	—	20,916,820
Leisure Products	932,331	—	—	932,331
Life Sciences Tools & Services	793,719	—	—	793,719
Machinery	14,155,619	4,361,568	—	18,517,187
Media	13,705,221	6,204,065	—	19,909,286
Metals & Mining	1,754,893	7,583,389	—	9,338,282
Multi-Utilities	—	826,341	—	826,341
Multiline Retail	—	1,720,910	—	1,720,910
Oil, Gas & Consumable Fuels	20,343,908	21,147,727	—	41,491,635
Paper & Forest Products	1,288,421	545,975	—	1,834,396
Personal Products	317,898	6,005,312	—	6,323,210
Pharmaceuticals	24,934,601	20,867,848	—	45,802,449
Professional Services	1,005,730	2,487,289	—	3,493,019
Real Estate Management & Development	—	4,050,097	—	4,050,097
Road & Rail	4,191,934	2,218,495	—	6,410,429
Semiconductors & Semiconductor Equipment	20,660,747	1,075,476	—	21,736,223
Software	20,466,104	3,960,563	—	24,426,667
Specialty Retail	7,627,533	1,882,926	—	9,510,459
Technology Hardware, Storage & Peripherals	22,231,597	1,263,952	—	23,495,549
Textiles, Apparel & Luxury Goods	281,814	2,434,281	—	2,716,095
Thrifts & Mortgage Finance	929,509	—	—	929,509
Tobacco	6,026,826	4,321,920	—	10,348,746
Trading Companies & Distributors	203,640	1,521,354	—	1,724,994
Transportation Infrastructure	102,201	2,743,851	—	2,846,052
Water Utilities	351,585	193,168	—	544,753
Wireless Telecommunication Services	253,421	7,501,797	—	7,755,218
Total Common Stocks	380,400,149	199,038,642	—	579,438,791
Total Mutual Funds*	330,683,230	—	—	330,683,230
Total U.S. Treasury & Government Agencies*	—	72,138,687	—	72,138,687
Total Mortgage-Backed Securities*	—	19,620,162	—	19,620,162
Total Asset-Backed Securities*	—	7,253,116	—	7,253,116
Total Preferred Stock*	—	877,270	—	877,270
Total Short-Term Investment*	—	271,822,584	—	271,822,584
Total Securities Lending Reinvestments*	—	94,805,706	—	94,805,706
Total Investments	$711,083,379	$1,341,008,744	$—	$2,052,092,123

Collateral for Securities Loaned (Liability)	$—	$(94,758,414)	$—	$(94,758,414)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,710,318	$—	$1,710,318
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,107,050)	—	(2,107,050)
Total Forward Contracts	$—	$(396,732)	$—	$(396,732)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of June 30, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,390,247	$—	$—	$3,390,247
Futures Contracts (Unrealized Depreciation)	(2,711,945)	—	—	(2,711,945)
Total Futures Contracts	$678,302	$—	$—	$678,302
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(486,323)	$—	$(486,323)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $346,096 were due to a lack of trading activity in the security which led to it being valued using significant observable inputs other than a quoted price in an active market.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

June 30, 2018

Assets
Investments at value (a) (b)	$1,780,269,539
Repurchase Agreement at value which equals cost	271,822,584
Cash denominated in foreign currencies (c)	645,043
Cash collateral (d)	50,629,030
Unrealized appreciation on forward foreign currency exchange contracts	1,710,318
Receivable for:
Investments sold	3,912,337
Fund shares sold	5,215
Dividends and interest	10,472,439

Total Assets	2,119,466,505
Liabilities
Due to custodian	343,727
Unrealized depreciation on forward foreign currency exchange contracts	2,107,050
Collateral for securities loaned	94,758,414
Payables for:
Investments purchased	4,779,379
Fund shares redeemed	595,539
Variation margin on futures contracts	1,237,338
Variation margin on centrally cleared swap contracts	510,667
Accrued Expenses:
Management fees	1,019,315
Distribution and service fees	418,830
Deferred trustees’ fees	192,055
Other expenses	482,317

Total Liabilities	106,444,631

Net Assets	$2,013,021,874

Net Assets Consist of:
Paid in surplus	$2,000,306,499
Undistributed net investment income	14,402,937
Accumulated net realized gain	24,780,135
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(26,467,697)

Net Assets	$2,013,021,874

Net Assets
Class B	$2,013,021,874
Capital Shares Outstanding*
Class B	171,650,048
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,806,442,908.
(b)	Includes securities loaned at value of $92,196,563.
(c)	Identified cost of cash denominated in foreign currencies was $649,283.
(d)	Includes collateral of $20,097,487 for futures contracts, $28,569,543 for centrally cleared swap contracts and $1,962,000 for forward foreign currency exchange contracts.

Consolidated§ Statement of Operations

Six Months Ended June 30, 2018

Investment Income
Dividends (a)	$10,612,386
Interest (b)	10,769,498
Securities lending income	258,896

Total investment income	21,640,780
Expenses
Management fees	4,671,777
Administration fees	46,885
Custodian and accounting fees	39,346
Distribution and service fees—Class B	1,847,298
Audit and tax services	49,935
Legal	31,408
Trustees’ fees and expenses	20,711
Shareholder reporting	43,729
Insurance	3,791
Miscellaneous	28,256

Total expenses	6,783,136
Less management fee waiver	(185,841)

Net expenses	6,597,295

Net Investment Income	15,043,485

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	44,228,416
Futures contracts	(3,892,282)
Swap contracts	(9,252,690)
Foreign currency transactions	244,053
Forward foreign currency transactions	2,264,880

Net realized gain	33,592,377

Net change in unrealized depreciation on:
Investments	(75,498,793)
Futures contracts	(2,459,924)
Swap contracts	(4,548,576)
Foreign currency transactions	(41,953)
Forward foreign currency transactions	(161,331)

Net change in unrealized depreciation	(82,710,577)

Net realized and unrealized loss	(49,118,200)

Net Decrease in Net Assets From Operations	$(34,074,715)

(a)	Net of foreign withholding taxes of $505,617.
(b)	Net of foreign withholding taxes of $1,183.
(c)	Net of foreign capital gains tax of $(2,904).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Six Months Ended June 30, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$15,043,485	$13,750,905
Net realized gain	33,592,377	107,301,836
Net change in unrealized appreciation (depreciation)	(82,710,577)	37,861,869

Increase (decrease) in net assets from operations	(34,074,715)	158,914,610

From Distributions to Shareholders
Net investment income
Class B	(28,456,321)	(9,449,264)
Net realized capital gains
Class B	(95,613,239)	(22,658,948)

Total distributions	(124,069,560)	(32,108,212)

Increase (decrease) in net assets from capital share transactions	939,123,926	(45,769,750)

Total increase in net assets	780,979,651	81,036,648

Net Assets
Beginning of period	1,232,042,223	1,151,005,575

End of period	$2,013,021,874	$1,232,042,223

Undistributed net investment income
End of period	$14,402,937	$27,815,773

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	1,322,282	$16,591,968	2,601,545	$31,516,799
Shares issued through acquisition (a)	72,133,926	897,346,043	—	—
Reinvestments	10,478,848	124,069,560	2,660,167	32,108,212
Redemptions	(7,937,739)	(98,883,645)	(8,975,145)	(109,394,761)

Net increase (decrease)	75,997,317	$939,123,926	(3,713,433)	$(45,769,750)

Increase (decrease) derived from capital shares transactions		$939,123,926		$(45,769,750)

(a)	See Note 10 of the Notes to Consolidated Financial Statements

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Six Months Ended June 30, 2018		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.88		$11.58	$11.27	$11.84	$11.57	$10.55

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.14	0.13 (b)	0.11	0.15	0.12
Net realized and unrealized gain (loss) on investments	(0.51)		1.50	0.50	(0.20)	0.71	0.94

Total from investment operations	(0.38)		1.64	0.63	(0.09)	0.86	1.06

Less Distributions
Distributions from net investment income	(0.18)		(0.10)	(0.16)	(0.12)	(0.16)	(0.00	)(c)
Distributions from net realized capital gains	(0.59)		(0.24)	(0.16)	(0.36)	(0.43)	(0.04)

Total distributions	(0.77)		(0.34)	(0.32)	(0.48)	(0.59)	(0.04)

Net Asset Value, End of Period	$11.73		$12.88	$11.58	$11.27	$11.84	$11.57

Total Return (%) (d)	(3.06	)(e)	14.29	5.65	(0.88)	7.74	10.11	(f)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	(g)	0.95	0.96	0.97	0.99	1.02
Net ratio of expenses to average net assets (%) (h)	0.89	(g)(i)	0.95 (i)	0.96	0.97	0.99	1.02	(j)
Ratio of net investment income to average net assets (%)	2.04	(g)	1.15	1.17 (b)	0.89	1.30	1.10
Portfolio turnover rate (%)	47	(e)	108	106	78	85	94
Net assets, end of period (in millions)	$2,013.0		$1,232.0	$1,151.0	$1,096.8	$956.4	$823.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	In 2013, 0.09% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 10.02% for Class B.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(i)	The effect of the voluntary portion of the waivers on average net assets was 0.02% and less than 0.01% for the six months ended June 30, 2018 and the year ended December 31, 2017, respectively (see Note 7 of the Notes to Consolidated Financial Statements).
(j)	Includes the effects of expenses reimbursed by the Adviser.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of June 30, 2018, the Portfolio held $10,690 in the Subsidiary, representing less than 0.01% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-26

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments, partnership adjustments, adjustments to prior period accumulated balances, swap transactions, real estate investment trusts (“REIT”), passive foreign investment companies (“PFICs”) and, paydown transactions, swap transactions and reclass for closed future contract. These adjustments have no impact on net assets or the results of operations.

BHFTI-27

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2018, the Portfolio had a payment of $343,727 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2018. The Portfolio’s average overdraft advances during the period ended June 30, 2018 were not significant.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $271,822,584, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $25,629,952, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day.

BHFTI-28

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Consolidated Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(16,987,531)	$—	$—	$—	$(16,987,531)
Corporate Bonds & Notes	(41,496,877)	—	—	—	(41,496,877)
Mutual Funds	(35,544,580)	—	—	—	(35,544,580)
U.S. Treasury & Government Agencies	(729,426)	—	—	—	(729,426)
Total	$(94,758,414)	$—	$—	$—	$(94,758,414)
Total Borrowings	$(94,758,414)	$—	$—	$—	$(94,758,414)
Gross amount of recognized liabilities for securities lending transactions					$(94,758,414)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and treasury futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or

BHFTI-29

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or

BHFTI-30

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (b) (c)	$768,349	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$486,323
			Unrealized depreciation on futures contracts (b) (c)	49,192
Equity	Unrealized appreciation on futures contracts (b) (c)	2,621,898	Unrealized depreciation on futures contracts (b) (c)	2,662,753
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,710,318	Unrealized depreciation on forward foreign currency exchange contracts	2,107,050

Total		$5,100,565		$5,305,318

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-31

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank N.A.	$807,808	$(728,523)	$(79,285)	$—
UBS AG	902,510	(611,770)	—	290,740

	$1,710,318	$(1,340,293)	$(79,285)	$290,740

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
JPMorgan Chase Bank N.A.	$728,523	$(728,523)	$—	$—
Morgan Stanley & Co. International plc	766,757	—	(426,000)	340,757
UBS AG	611,770	(611,770)	—	—

	$2,107,050	$(1,340,293)	$(426,000)	$340,757

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$2,264,880	$2,264,880
Futures contracts	17,642	(3,909,924)	—	(3,892,282)
Swap contracts	(9,252,690)	—	—	(9,252,690)

	$(9,235,048)	$(3,909,924)	$2,264,880	$(10,880,092)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(161,331)	$(161,331)
Futures contracts	237,543	(2,697,467)	—	(2,459,924)
Swap contracts	(4,548,576)	—	—	(4,548,576)

	$(4,311,033)	$(2,697,467)	$(161,331)	$(7,169,831)

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$287,489,180
Futures contracts long	87,449,156
Futures contracts short	(69,304,427)
Swap contracts	1,044,333,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTI-32

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-33

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$55,844,294	$531,821,382	$11,451,176	$680,470,152

With respect to the Portfolio’s merger with Schroders Global Multi-Asset Portfolio II (see Note 10) at the close of business on April 27, 2018, the Portfolio acquired long-term securities with a cost of $867,631,972 that are not included in the above purchases values.

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$4,671,777	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Schroder Investment Management North America Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.010%	First $100 million
(0.010)%	$100 million to $200 million
0.010%	$750 million to $1.25 billion
0.040%	$1.25 billion to $1.5 billion
0.020%	$1.5 billion to $1.75 billion
0.050%	Over $1.75 billion

An identical agreement was in place for the period December 18, 2017 to April 29, 2018. Amounts waived for the six months ended June 30, 2018 amounted to $74,012 and are included in the total amount shown as management fee waivers in the Consolidated Statement of Operations.

Additionally, the Subadviser had agreed, for the period from December 18, 2017 through April 29, 2018, to waive a portion of the subadvisory fees payable to the Subadviser with respect to the Portfolio and the Schroders Global Multi-Asset Portfolio II, another series of the Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Subadviser individually with respect to the Portfolio and the Schroders Global Multi-Asset Portfolio II and the subadvisory fees that would be payable by the Adviser to the Subadviser if the assets of the Portfolio and the Schroders Global Multi-Asset Portfolio II were aggregated for purposes of calculating such advisory fees and then apportioning the resulting subadvisory fee based on average daily net assets of the two portfolios. The Adviser had agreed to reduce its management fee for the Portfolio by the amount waived by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Fees waived for the six months ended June 30, 2018 amounted to $111,829 and are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-34

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$2,080,746,155

Gross unrealized appreciation	46,093,979
Gross unrealized depreciation	(75,886,428)

Net unrealized appreciation (depreciation)	$(29,792,449)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$13,595,369	$18,116,294	$18,512,843	$13,390,304	$32,108,212	$31,506,598

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$81,906,917	$41,652,073	$65,772,649	$—	$189,331,639

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

BHFTI-35

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—June 30, 2018—(Continued)

10. Acquisition

At the close of business on April 27, 2018, the Portfolio, with Class B net assets of $1,162,561,734, acquired all of the assets and liabilities of Schroders Global Multi-Asset Portfolio II of the Trust (“Portfolio II”).

The acquisition was accomplished by a tax-free exchange of 72,133,926 Class B shares of the Portfolio (valued at $897,346,043) for 85,908,525 Class B shares of Portfolio II. Each shareholder of Portfolio II received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 27, 2018. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the Brighthouse Financial, Inc. family of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by MetLife and insurance company affiliates of Brighthouse Financial, Inc. Some of the investments held by Portfolio II may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Portfolio II. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Portfolio II Fund’s net assets on April 27, 2018, were $897,346,043 for Class B shares, including investments valued at $894,510,898 with a cost basis of $912,864,833. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Portfolio II were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,059,907,777 which included $18,366,960 of acquired unrealized depreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2018, the Portfolio’s pro-forma results of operations for the six months period ended June 30, 2018 would have been as follows:

Net Investment income	$20,578,537	(a)
Net realized and unrealized loss on investments	$(79,560,331	)(b)

Net decrease in net assets from operations	$(58,981,794)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Portfolio II that have been included in the Portfolio’s Consolidated Statement of Operations since April 30, 2018.

(a)	$15,043,485 net investment income as reported at June 30, 2018, plus $5,393,806 from Portfolio II pre-merger net investment income, minus $4,583 in lower net advisory fees, plus $145,829 of pro-forma eliminated other expenses.
(b)	$26,467,697 unrealized depreciation as reported at June 30, 2018, minus $76,503,246 pro-forma December 31, 2017 unrealized appreciation, plus $33,592,377 net realized gain as reported at June 30, 2018, less $10,181,765 in net realized loss from Portfolio II pre-merger.

11. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-36

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Schroders Global Multi-Asset Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Schroders Global Multi-Asset Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of June 30, 2018, the related consolidated statement of operations for the six months then ended, the consolidated statements of changes in net assets for the six months then ended and the year ended December 31, 2017, the consolidated financial highlights for the six months then ended and each of the five years in the period then ended December 31, 2017, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Schroders Global Multi-Asset Portfolio and subsidiary of the Brighthouse Funds Trust I as of June 30, 2018, the results of their operations for the six month period then ended, the changes in their net assets for the six months then ended and the year ended December 31, 2017, and the consolidated financial highlights for the six months then ended and each of the five years in the period then ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2018

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-37

Brighthouse Funds Trust I

Shareholder Votes (Unaudited)

At a Special Meeting of Shareholders, held February 23, 2018, the shareholders of the Schroders Global Multi-Asset Portfolio II voted for the following proposal:

	For	Against	Abstain	Total
To approve an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all of the assets of Schroders Global Multi-Asset Portfolio II (“Schroders Portfolio II”) by Schroders Global Multi-Asset Portfolio ( the “Portfolio”), each a series of Brighthouse Funds Trust I, in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of Schroders Portfolio II	66,253,010.330	2,135,969.202	6,502,608.188	74,891,587.72

BHFTI-38

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the SSGA Growth and Income ETF Portfolio returned -0.20%, -0.31%, and -0.28%, respectively. The Portfolio’s benchmark, the MSCI All Country World (“ACWI”) Index1, returned -0.43%. The Portfolio’s composite benchmark, the SSGA Growth and Income Composite Index2, returned 0.05%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets opened the first month of 2018 with an acceleration of positive momentum following up on what was the strongest year for global equity markets since 2009. To wit, the MSCI ACWI Index added 5.7% in January, the strongest monthly return in a record run of 15 consecutive months of gains for the index. Providing fuel for those broad global gains were expectations for a second additional year of improving global economic growth and a strong fourth quarter of 2017 earnings season in which, according to Factset, nearly 80% of U.S. companies reporting through the end of January were beating consensus earnings expectations. Enthusiasm was not so ebullient in fixed income where Treasury yields rose across the curve for the biggest monthly gain on the 10-year U.S. Treasury yield since November of 2016. The sharp rise in yields that accelerated into the end of the month coincided with a reversal in U.S. equities at the end of January, including the first drop of more than 1% in the S&P 500 Index since August.

The aforementioned fifteen months run of gains for global equity markets and historically low volatility across asset classes, came to an abrupt end in February as U.S. equities fell into correction territory for the first time in two years, highlighted by the S&P 500 losing 4.1% in the systematic selloff that commenced on February 5th, the largest daily decline since 2011. The accelerating selloff coincided with a surge in the CBOE VIX Index to more than 50 in the overnight session between February 5th and 6th, putting pressure on investments that had profited from the extended period of low and declining volatility.

Markets were again tested in March, this time as a result of apprehensions stemming from potential disruptions to global trade and a shakeout in technology shares. On trade, an important early salvo in a possible trade war was launched with an announcement by the Trump administration on March 1st that it would impose tariffs of 25% and 10% on imported steel and aluminum, respectively. Seemingly more impactful to markets was the announcement on March 22nd of possible tariffs on $60 billion in Chinese goods, followed by an announcement from China that it would respond in kind imposing tariffs on a select list of U.S. imports. The back and forth tariff talk along with a sharp selloff in U.S. technology shares resulted in a retesting of the S&P 500 Index February 8th lows on March 23rd and a renewed surge in the VIX that receded only slightly at quarter end. Additionally unnerving for investors, unlike previous bouts of volatility since the global financial crisis, traditional risk havens such as longer term government bonds and gold did not provide much cover in the first quarter either.

Global equity markets took a tentative step forward to start the second quarter, after two consecutive months of negative returns left most major indices in the red. The MSCI ACWI Index advanced 1% in April with all major regional components advancing aside from Emerging Markets which fell 0.4% for the month, in part attributable to a resurgent U.S. dollar. The 2.1% advance in the U.S. Dollar Index in April, the strongest advance since November of 2016, was in itself a potential notable inflection point as it came on the back end of five consecutive quarterly declines.

May provided global investors a range of new issues to navigate across the major asset classes with notable divergence across regional equity and fixed income markets as stresses emerged in a number of emerging market countries and the Eurozone periphery at month’s end. Still, investor risk appetite in developed markets continued to improve as it had in April, particularly in the U.S. as evidenced by a decline in the CBOE VIX index to a four-month low of 12.5 on May 24th. The increase in risk appetite also corresponded with a steady rise in benchmark U.S. interest rates through mid-month, taking the U.S. Treasury 10-year yield above the highest levels of the 2013 taper tantrum to a seven year high of 3.11% on May 17th. Emerging markets in contrast, risk appetite was moving the opposite direction throughout May, as continued strength in the U.S. dollar and consequent tighter financial conditions contributed to a 37 basis point increase in emerging market debt spreads.

European bond markets also struggled, as a rejection of a populist right/left coalition candidate for finance minister by the Italian president sent Italian 2-year yields higher by a record 190 basis points to 2.8% on May 29th. The violent price action in Italian bonds in particular provided a stark reminder that politics can quickly undo the still vulnerable Eurozone equilibrium just as it did in 2014 with the election of the Syriza party in Greece. The Eurozone in 2018 has also had to contend with a slowing in economic performance relative to expectations as evidenced by a decline in the Citibank Eurozone Economic Surprise Index, from just under a positive 50 to start the year to a reading of negative 100 in mid-June, though the index did recover to a level around -60 to close the second quarter. That combination of political uncertainty and moderating economic performance likely contributed to the dovish guidance provided by the European Central Bank (the “ECB”) at its June 14th policy setting meeting, extending forward the possibility of any rate hike by the ECB until at least the second half of 2019. In the U.S., evidence of firming growth and rising inflation were supportive of a somewhat more hawkish stance from the Federal Reserve late in the quarter. The release from the June 13th Federal Open Market Committee meeting showed that the median projection for the number of interest rate hikes in 2018 had increased from three rate moves to four. Market pricing of where the Federal Funds rate would be at the end of 2018 also moved higher in the Overnight Index Swap market in the second quarter to 2.25% at the close of June compared to 2.11% at the end of the first quarter.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of -0.2% for the first half of 2018, trailing its composite benchmark. The negative relative return was driven by lagging returns of the underlying ETFs relative to their respective benchmarks. Asset allocation decisions across the Portfolio provided a modest positive contribution to overall relative return.

An overweight to emerging market equities negatively impacted overall relative performance, as a stronger U.S. dollar and tightening credit conditions both created headwinds for the asset class. Relative Portfolio returns were also hurt by an underweight to U.S. Real Estate Investment Trusts (“REITs”), where a lower government bond yields in the second quarter helped create a more favorable backdrop for REITs generally. Lastly, continued weakness in high yield bonds weighed on Portfolio relative returns.

On the positive side, the overweight to U.S. equities and the corresponding underweight to fixed income assets provided the largest positive contribution overall. Within equities the Portfolio benefited from sector positioning, with technology stocks in particular surging in the first half of the year. An out of benchmark position in commodities also contributed positively to returns overall.

During the period, we reduced the Portfolio’s overall overweight to equities. As of period end, across broad asset classes, the Portfolio continued to hold an overweight position in growth assets—primarily equities over fixed income and cash. The Portfolio finished the period with overweight positions to U.S. equities and smaller overweight positions in international developed markets in Asia-Pacific and emerging market equities. The Portfolio also held a small underweight exposure to European equities and neutral positions in U.S. growth and value equities and U.S. small cap equities. In fixed income, as of period end, the Portfolio held an underweight position in U.S. intermediate investment grade bonds and a smaller underweight position in global government bonds outside the U.S. Across real assets, the Portfolio held an underweight position to REITS as of period end. The Portfolio also maintained an overweight position to broad commodities.

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH AND INCOME COMPOSITE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
SSGA Growth and Income ETF Portfolio
Class A	-0.20	7.62	7.14	6.66
Class B	-0.31	7.39	6.87	6.39
Class E	-0.28	7.49	6.98	6.49
MSCI ACWI (All Country World Index)	-0.43	10.73	9.41	5.80
SSGA Growth and Income Composite Index	0.05	7.11	7.50	6.90

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth and Income Composite Index is computed by SSGA, consisting of 30% S&P 500 Index, 2% S&P MidCap 400 Index, 3% S&P 600 Index, 13% MSCI World ex-U.S. Index, 2% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 5% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 23% Bloomberg Barclays U.S. Aggregate Bond Index, 10% Bloomberg Barclays High Yield Very Liquid Index, 5% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	29.0
Vanguard Total Bond Market ETF	14.5
iShares MSCI EAFE ETF	10.7
SPDR Bloomberg Barclays High Yield Bond ETF	9.2
iShares Core MSCI Emerging Markets ETF	5.8
iShares TIPS Bond ETF	5.2
iShares Core S&P Small-Cap ETF	3.0
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	2.0
Energy Select Sector SPDR Fund	2.0
iShares Core S&P Mid-Cap ETF	2.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	34.9
Investment Grade Fixed Income	20.7
International Developed Market Equities	15.6
High Yield Fixed Income	9.2
Emerging Market Equities	5.8
Money Market	4.7
U.S. Small Cap Equities	3.0
Real Estate Equities	2.0
Commodities	2.0
U.S. Mid Cap Equities	2.0

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.32%	$1,000.00	$998.00	$1.59
	Hypothetical*	0.32%	$1,000.00	$1,023.21	$1.61

Class B (a)	Actual	0.57%	$1,000.00	$996.90	$2.82
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class E (a)	Actual	0.47%	$1,000.00	$997.20	$2.33
	Hypothetical*	0.47%	$1,000.00	$1,022.46	$2.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Funds—95.2% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—95.2%
Energy Select Sector SPDR Fund (a) (b)	652,005	$49,513,260
Industrial Select Sector SPDR Fund (a) (b)	657,753	47,114,847
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	2,708,600	50,000,756
iShares 20+ Year Treasury Bond ETF (a)	211,041	25,687,911
iShares Core MSCI Emerging Markets ETF	2,691,934	141,353,454
iShares Core S&P Mid-Cap ETF (a)	251,469	48,981,132
iShares Core S&P Small-Cap ETF (a)	883,004	73,695,514
iShares MSCI Canada ETF (a)	867,549	24,733,822
iShares MSCI EAFE ETF	3,913,217	262,068,142
iShares TIPS Bond ETF	1,126,497	127,147,716
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	6,337,027	224,837,718
SPDR Dow Jones International Real Estate ETF (a) (b)	626,663	24,527,590
SPDR S&P 500 ETF Trust (b)	2,624,292	711,917,934
SPDR S&P International Small Cap ETF (b)	1,390,059	47,706,825
Technology Select Sector SPDR Fund (a) (b)	702,662	48,813,929
Vanguard FTSE Pacific ETF	681,963	47,723,771
Vanguard REIT ETF (a)	315,226	25,675,158
Vanguard Total Bond Market ETF	4,479,176	354,705,947

Total Mutual Funds (Cost $2,137,334,000)		2,336,205,426

Short-Term Investment—4.7%

Mutual Fund—4.7%
AIM STIT-STIC Prime Portfolio	116,240,326	116,240,326

Total Short-Term Investments (Cost $116,240,326)		116,240,326

Securities Lending Reinvestments (c)—17.7%

Certificates of Deposit—5.9%
Banco Del Estado De Chile New York 2.305%, 1M LIBOR + 0.220%, 07/17/18 (d)	7,500,000	7,500,037
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (d)	2,000,000	2,001,860
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (d)	4,000,000	4,001,500
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (d)	8,500,000	8,499,396
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	2,250,000	2,251,751
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (d)	10,000,000	10,000,460
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	4,969,974	4,993,000
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (d)	5,000,000	5,000,840
KBC Bank NV 2.280%, 08/15/18	5,000,000	5,000,550
Mizuho Bank, Ltd., New York 2.486%, 1M LIBOR + 0.440%, 10/11/18 (d)	10,000,000	10,005,430

Certificates of Deposit—(Continued)
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (d)	2,000,000	2,000,104
2.427%, 1M LIBOR + 0.370%, 02/14/19 (d)	2,000,000	2,000,846
2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	10,000,000	10,004,600
Nordea Bank New York 2.531%, 3M LIBOR + 0.200%, 04/05/19 (d)	10,000,000	10,005,220
Royal Bank of Canada New York 2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	9,000,000	9,007,209
Standard Chartered plc 2.250%, 08/21/18	2,500,000	2,500,383
2.384%, 1M LIBOR + 0.300%, 08/22/18 (d)	1,500,000	1,500,036
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (d)	8,000,000	8,000,704
2.374%, 1M LIBOR + 0.280%, 07/30/18 (d)	5,000,000	5,000,350
Sumitomo Mitsui Trust Bank, Ltd. 2.447%, 3M LIBOR + 0.110%, 10/11/18 (d)	6,000,000	6,000,654
Wells Fargo Bank N.A. 2.502%, 3M LIBOR + 0.140%, 10/26/18 (d)	25,000,000	25,031,795
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	3,000,000	2,999,802

		143,306,527

Commercial Paper—2.5%
Bank of China, Ltd. 2.500%, 07/23/18	1,987,361	1,997,486
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	10,000,000	10,004,390
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (d)	3,500,000	3,499,969
2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	10,000,000	10,002,920
Kells Funding LLC 2.230%, 08/28/18	4,970,576	4,982,165
Ridgefield Funding Co. LLC 2.400%, 07/09/18	9,935,333	9,996,570
Sheffield Receivables Co. 2.490%, 11/26/18	4,934,638	4,948,165
Toyota Motor Credit Corp. 2.320%, 07/26/18	4,965,844	4,993,095
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	3,500,000	3,499,328
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (d)	7,000,000	7,000,000

		60,924,088

Master Demand Notes—0.2%
Natixis Financial Products LLC 2.140%, OBFR + 0.230%, 07/02/18 (d)	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—6.7%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $5,019,378; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $5,271,438	5,000,000	$5,000,000
Repurchase Agreement dated 10/16/17 at 2.490%, due on 10/02/18 with a maturity value of $5,121,388; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/12/18 - 05/15/28, and an aggregate market value of $5,100,001	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $2,527,792; collateralized by various Common Stock with an aggregate market value of $2,790,522.	2,500,000	2,500,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $15,333,467; collateralized by various Common Stock with an aggregate market value of $16,743,131.	15,000,000	15,000,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $3,107,921; collateralized by various Common Stock with an aggregate market value of $3,447,805.	3,100,000	3,100,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $3,529,574; collateralized by U.S. Government Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $3,601,206.	3,528,985	3,528,985
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $17,818,975; collateralized by various Common Stock with an aggregate market value of $18,700,000.	17,000,000	17,000,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $7,718,325; collateralized by various Common Stock with an aggregate market value of $8,250,001.	7,500,000	7,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $7,647,424; collateralized by various Common Stock with an aggregate market value of $8,457,973.	7,600,000	7,600,000
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $8,301,388; collateralized by various Common Stock with an aggregate market value of $9,125,708.	8,200,000	8,200,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $13,558,553; collateralized by various Common Stock with an aggregate market value of $15,024,031.	13,500,000	13,500,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $ 9,059,080; collateralized by various Common Stock with an aggregate market value of $ 10,016,021.	9,000,000	9,000,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $8,556,147; collateralized by various Common Stock with an aggregate market value of $9,459,241.	8,500,000	8,500,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $6,238,130; collateralized by various Common Stock with an aggregate market value of $6,899,682.	6,200,000	6,200,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $9,253,961; collateralized by various Common Stock with an aggregate market value of $10,238,237.	9,200,000	9,200,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $12,065,600; collateralized by various Common Stock with an aggregate market value of $13,354,223.	12,000,000	12,000,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $7,534,233; collateralized by various Common Stock with an aggregate market value of $8,346,389.	7,500,000	7,500,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $25,082,333; collateralized by various Common Stock with an aggregate market value of $27,821,297.	25,000,000	25,000,000

		165,328,985

Time Deposits—2.4%
Australia New Zealand Bank 1.900%, 07/02/18	4,000,000	4,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	7,000,000	7,000,000
DNB Bank ASA 1.870%, 07/02/18	9,000,000	9,000,000
DZ Bank AG 1.890%, 07/02/18	7,000,000	7,000,000
Erste Group Bank AG 1.910%, 07/02/18	2,000,000	2,000,000
Nordea Bank New York 1.880%, 07/02/18	7,000,000	7,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	10,000,000	10,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	13,547,484	13,547,484

		59,547,484

Total Securities Lending Reinvestments (Cost $434,035,402)		434,107,084

Total Investments—117.6% (Cost $2,687,609,728)		2,886,552,836
Other assets and liabilities (net)—(17.6)%		(432,248,868)

Net Assets—100.0%		$2,454,303,968

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $423,474,189 and the collateral received consisted of cash in the amount of $433,890,197. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ETF)—	Exchange-Traded Fund
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,336,205,426	$—	$—	$2,336,205,426
Total Short-Term Investment*	116,240,326	—	—	116,240,326
Total Securities Lending Reinvestments*	—	434,107,084	—	434,107,084
Total Investments	$2,452,445,752	$434,107,084	$—	$2,886,552,836

Collateral for Securities Loaned (Liability)	$—	$(433,890,197)	$—	$(433,890,197)
* See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,732,120,733
Affiliated investments at value (c) (d)	1,154,432,103
Receivable for:
Fund shares sold	222,300
Dividends	428,626
Dividends on affiliated investments	3,268,734

Total Assets	2,890,472,496
Liabilities
Collateral for securities loaned	433,890,197
Payables for:
Fund shares redeemed	898,945
Accrued Expenses:
Management fees	626,068
Distribution and service fees	504,510
Administration fees	14,921
Custodian and accounting fees	33,583
Deferred trustees’ fees	125,633
Other expenses	74,671

Total Liabilities	436,168,528

Net Assets	$2,454,303,968

Net Assets Consist of:
Paid in surplus	$2,165,699,251
Undistributed net investment income	22,719,403
Accumulated net realized gain	66,942,206
Unrealized appreciation on investments and affiliated investments	198,943,108

Net Assets	$2,454,303,968

Net Assets
Class A	$29,386,707
Class B	2,415,595,865
Class E	9,321,396
Capital Shares Outstanding*
Class A	2,525,465
Class B	209,000,182
Class E	804,407
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.64
Class B	11.56
Class E	11.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,685,990,930.
(b)	Includes securities loaned at value of $107,425,494.
(c)	Identified cost of affiliated investments was $1,001,618,798.
(d)	Includes securities loaned at value of $316,048,695.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends	$14,689,503
Dividends from affiliated investments	12,800,703
Securities lending income	2,160,079

Total investment income	29,650,285
Expenses
Management fees	3,888,194
Administration fees	11,039
Custodian and accounting fees	27,508
Distribution and service fees—Class B	3,128,245
Distribution and service fees—Class E	7,119
Audit and tax services	20,569
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	31,607
Insurance	8,315
Miscellaneous	8,955

Total expenses	7,173,836

Net Investment Income	22,476,449

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	28,480,412
Affiliated investments	46,711,847

Net realized gain	75,192,259

Net change in unrealized depreciation on:
Investments	(64,989,161)
Affiliated investments	(40,397,828)

Net change in unrealized depreciation	(105,386,989)

Net realized and unrealized loss	(30,194,730)

Net Decrease in Net Assets From Operations	$(7,718,281)

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$22,476,449	$56,860,831
Net realized gain	75,192,259	117,289,343
Net change in unrealized appreciation (depreciation)	(105,386,989)	211,554,188

Increase (decrease) in net assets from operations	(7,718,281)	385,704,362

From Distributions to Shareholders
Net investment income
Class A	(767,698)	(783,681)
Class B	(56,341,751)	(62,699,994)
Class E	(227,631)	(241,181)
Net realized capital gains
Class A	(1,314,682)	(89,280)
Class B	(107,579,372)	(7,864,808)
Class E	(414,424)	(29,136)

Total distributions	(166,645,558)	(71,708,080)

Decrease in net assets from capital share transactions	(13,544,716)	(241,221,847)

Total increase (decrease) in net assets	(187,908,555)	72,774,435

Net Assets
Beginning of period	2,642,212,523	2,569,438,088

End of period	$2,454,303,968	$2,642,212,523

Undistributed net investment income
End of period	$22,719,403	$57,580,034

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	80,396	$1,001,825	173,710	$2,045,550
Reinvestments	176,174	2,082,380	75,191	872,961
Redemptions	(214,243)	(2,641,735)	(347,791)	(4,088,913)

Net increase (decrease)	42,327	$442,470	(98,890)	$(1,170,402)

Class B
Sales	1,099,836	$13,671,614	2,957,818	$34,261,665
Reinvestments	13,950,734	163,921,123	6,114,801	70,564,802
Redemptions	(15,473,399)	(191,852,964)	(29,324,522)	(343,761,766)

Net decrease	(422,829)	$(14,260,227)	(20,251,903)	$(238,935,299)

Class E
Sales	32,713	$405,138	124,166	$1,465,722
Reinvestments	54,504	642,055	23,364	270,317
Redemptions	(62,424)	(774,152)	(240,632)	(2,852,185)

Net increase (decrease)	24,793	$273,041	(93,102)	$(1,116,146)

Decrease derived from capital shares transactions		$(13,544,716)		$(241,221,847)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.52		$11.10	$11.41	$12.62	$12.98	$12.08

Income (Loss) from Investment Operations
Net investment income (a)	0.13		0.29	0.31	0.28	0.31	0.31
Net realized and unrealized gain (loss) on investments	(0.14)		1.49	0.34	(0.46)	0.43	1.22

Total from investment operations	(0.01)		1.78	0.65	(0.18)	0.74	1.53

Less Distributions
Distributions from net investment income	(0.32)		(0.32)	(0.30)	(0.32)	(0.33)	(0.34)
Distributions from net realized capital gains	(0.55)		(0.04)	(0.66)	(0.71)	(0.77)	(0.29)

Total distributions	(0.87)		(0.36)	(0.96)	(1.03)	(1.10)	(0.63)

Net Asset Value, End of Period	$11.64		$12.52	$11.10	$11.41	$12.62	$12.98

Total Return (%) (b)	(0.20	)(c)	16.21	6.03	(1.77)	6.14	13.22

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.32	(e)	0.32	0.32	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (f)	2.02	(e)	2.43	2.75	2.30	2.45	2.52
Portfolio turnover rate (%)	20	(c)	39	60	43	55	47
Net assets, end of period (in millions)	$29.4		$31.1	$28.7	$27.0	$28.4	$28.1

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.42		$11.02	$11.33	$12.53	$12.90	$12.01

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.25	0.27	0.25	0.27	0.27
Net realized and unrealized gain (loss) on investments	(0.13)		1.48	0.35	(0.45)	0.42	1.22

Total from investment operations	(0.02)		1.73	0.62	(0.20)	0.69	1.49

Less Distributions
Distributions from net investment income	(0.29)		(0.29)	(0.27)	(0.29)	(0.29)	(0.31)
Distributions from net realized capital gains	(0.55)		(0.04)	(0.66)	(0.71)	(0.77)	(0.29)

Total distributions	(0.84)		(0.33)	(0.93)	(1.00)	(1.06)	(0.60)

Net Asset Value, End of Period	$11.56		$12.42	$11.02	$11.33	$12.53	$12.90

Total Return (%) (b)	(0.31	)(c)	15.86	5.78	(1.96)	5.81	12.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.57	(e)	0.57	0.57	0.56	0.56	0.56
Ratio of net investment income to average net assets (%) (f)	1.76	(e)	2.17	2.46	2.04	2.17	2.21
Portfolio turnover rate (%)	20	(c)	39	60	43	55	47
Net assets, end of period (in millions)	$2,415.6		$2,601.4	$2,531.1	$2,623.8	$2,908.8	$3,006.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.46		$11.05	$11.36	$12.57	$12.93	$12.03

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.26	0.28	0.26	0.28	0.29
Net realized and unrealized gain (loss) on investments	(0.14)		1.49	0.35	(0.46)	0.44	1.23

Total from investment operations	(0.02)		1.75	0.63	(0.20)	0.72	1.52

Less Distributions
Distributions from net investment income	(0.30)		(0.30)	(0.28)	(0.30)	(0.31)	(0.33)
Distributions from net realized capital gains	(0.55)		(0.04)	(0.66)	(0.71)	(0.77)	(0.29)

Total distributions	(0.85)		(0.34)	(0.94)	(1.01)	(1.08)	(0.62)

Net Asset Value, End of Period	$11.59		$12.46	$11.05	$11.36	$12.57	$12.93

Total Return (%) (b)	(0.28	)(c)	16.02	5.87	(1.93)	6.00	13.11

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.47	(e)	0.47	0.47	0.46	0.46	0.46
Ratio of net investment income to average net assets (%) (f)	1.88	(e)	2.25	2.54	2.11	2.26	2.34
Portfolio turnover rate (%)	20	(c)	39	60	43	55	47
Net assets, end of period (in millions)	$9.3		$9.7	$9.6	$10.2	$12.0	$12.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depository Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares® Inc., and Vanguard ETFs™ of Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $165,328,985. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$510,293,269	$0	$731,107,947
5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$3,888,194	0.330%	First $500 million
	0.300%	Over $500 million

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
Energy Select Sector SPDR Fund	$—	$50,163,543	$—	$—	$(650,283)	$49,513,260
Financial Select Sector SPDR Fund	52,633,236	1,467,197	(54,441,067)	3,765,660	(3,425,026)	—
Health Care Select Sector SPDR Fund	53,294,867	—	(55,153,465)	5,151,777	(3,293,179)	—
Industrial Select Sector SPDR Fund	—	104,696,487	(52,921,684)	(3,144,922)	(1,515,034)	47,114,847
Materials Select Sector SPDR Fund	—	51,274,073	(51,469,314)	195,241	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	244,900,588	32,047,588	(44,122,592)	(5,313,066)	(2,674,800)	224,837,718
SPDR Dow Jones International Real Estate ETF	27,564,256	500,555	(2,706,097)	262,798	(1,093,922)	24,527,590
SPDR S&P 500 ETF Trust	770,524,359	38,485,839	(112,057,790)	41,737,836	(26,772,310)	711,917,934
SPDR S&P International Small Cap ETF	51,939,278	381,617	(3,016,619)	623,670	(2,221,121)	47,706,825
Technology Select Sector SPDR Fund	52,628,995	2,183,062	(10,678,828)	3,432,853	1,247,847	48,813,929

	$1,253,485,579	$281,199,961	$(386,567,456)	$46,711,847	$(40,397,828)	$1,154,432,103

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
Energy Select Sector SPDR Fund	$—	$334,068	652,005
Financial Select Sector SPDR Fund	—	186,474	—
Health Care Select Sector SPDR Fund	—	—	—
Industrial Select Sector SPDR Fund	—	405,647	657,753
Materials Select Sector SPDR Fund	—	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	—	4,901,228	6,337,027
SPDR Dow Jones International Real Estate ETF	—	355,415	626,663
SPDR S&P 500 ETF Trust	—	6,166,429	2,624,292
SPDR S&P International Small Cap ETF	—	109,380	1,390,059
Technology Select Sector SPDR Fund		342,062	702,662

	$—	$12,800,703

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$2,695,234,918

Gross unrealized appreciation	234,299,422
Gross unrealized depreciation	(42,981,504)

Net unrealized appreciation (depreciation)	$191,317,918

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$63,724,856	$61,859,510	$7,983,224	$149,895,655	$71,708,080	$211,755,165

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$78,487,635	$87,905,882	$296,704,907	$—	$463,098,424

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no accumulated capital losses no pre-enactment accumulated capital loss carryforwards.

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the SSGA Growth ETF Portfolio returned -0.02%, -0.11%, and 0.00%, respectively. The Portfolio’s benchmark, the MSCI All Country World (“ACWI”) Index1, returned 0.43%. The Portfolio’s composite benchmark, the SSGA Growth Composite Index2, returned 0.32%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets opened the first month of 2018 with an acceleration of positive momentum following up on what was the strongest year for global equity markets since 2009. To wit, the MSCI ACWI Index added 5.7% in January, the strongest monthly return in a record run of 15 consecutive months of gains for the index. Providing fuel for those broad global gains were expectations for a second additional year of improving global economic growth and a strong fourth quarter of 2017 earnings season in which, according to Factset, nearly 80% of U.S. companies reporting through the end of January were beating consensus earnings expectations. Enthusiasm was not so ebullient in fixed income where Treasury yields rose across the curve for the biggest monthly gain on the 10yr Treasury yield since November of 2016. The sharp rise in yields that accelerated into the end of the month coincided with a reversal in U.S. equities at the end of January, including the first drop of more than 1% in the S&P 500 Index since August.

The aforementioned fifteen months run of gains for global equity markets and historically low volatility across asset classes, came to an abrupt end in February as U.S. equities fell into correction territory for the first time in two years, highlighted by the S&P 500 Index losing 4.1% in the systematic selloff that commenced on February 5th, the largest daily decline since 2011. The accelerating selloff coincided with a surge in the CBOE VIX Index to more than 50 in the overnight session between February 5th and 6th, putting pressure on investments that had profited from the extended period of low and declining volatility.

Markets were again tested in March, this time as a result of apprehensions stemming from potential disruptions to global trade and a shakeout in technology shares. On trade, an important early salvo in a possible trade war was launched with an announcement by the Trump administration on March 1st that it would impose tariffs of 25% and 10% on imported steel and aluminum, respectively. Seemingly more impactful to markets was the announcement on March 22nd of possible tariffs on $60 billion in Chinese goods, followed by an announcement from China that it would respond in kind imposing tariffs on a select list of U.S. imports. The back and forth tariff talk along with a sharp selloff in U.S. technology shares resulted in a retesting of the S&P 500 Index February 8th lows on March 23rd and a renewed surge in the VIX that receded only slightly at quarter end. Additionally unnerving for investors, unlike previous bouts of volatility since the global financial crisis, traditional risk havens such as longer term government bonds and gold did not provide much cover in the first quarter either.

Global equity markets took a tentative step forward to start the second quarter, after two consecutive months of negative returns left most major indices in the red. The MSCI ACWI Index advanced 1% in April with all major regional components advancing aside from Emerging Markets which fell 0.4% for the month, in part attributable to a resurgent U.S. dollar. The 2.1% advance in the U.S. Dollar Index in April, the strongest advance since November of 2016, was in itself a potential notable inflection point as it came on the back end of five consecutive quarterly declines.

May provided global investors a range of new issues to navigate across the major asset classes with notable divergence across regional equity and fixed income markets as stresses emerged in a number of emerging market countries and the Eurozone periphery at month’s end. Still, investor risk appetite in developed markets continued to improve as it had in April, particularly in the U.S. as evidenced by a decline in the CBOE VIX index to a four-month low of 12.5% on May 24th. The increase in risk appetite also corresponded with a steady rise in benchmark U.S. interest rates through mid-month, taking the U.S. Treasury 10-year yield above the highest levels of the 2013 taper tantrum to a seven year high of 3.11% on May 17th. Emerging markets in contrast, risk appetite was moving the opposite direction throughout May, as continued strength in the U.S. dollar and consequent tighter financial conditions contributed to a 37 basis point increase in emerging market debt spreads.

European bond markets also struggled, as a rejection of a populist right/left coalition candidate for finance minister by the Italian president sent Italian 2-year yields higher by a record 190 basis points to 2.8% on May 29th. The violent price action in Italian bonds in particular provided a stark reminder that politics can quickly undo the still vulnerable Eurozone equilibrium just as it did in 2014 with the election of the Syriza party in Greece. The Eurozone in 2018 has also had to contend with a slowing in economic performance relative to expectations as evidenced by a decline in the Citibank Eurozone Economic Surprise Index, from just under a positive 50 to start the year to a reading of negative 100 in mid-June, though the index did recover to a level around -60 to close the second quarter. That combination of political uncertainty and moderating economic performance likely contributed to the dovish guidance provided by the European Central Bank (the “ECB”) at its June 14th policy setting meeting, extending forward the possibility of any rate hike by the ECB until at least the second half of 2019. In the U.S., evidence of firming growth and rising inflation were supportive of a somewhat more hawkish stance from the Federal Reserve late in the quarter. The release from the June 13th Federal Open Market Committee meeting showed that the median projection for the number of interest rate hikes in 2018 had increased from three rate moves to four. Market pricing of where the Federal Funds rate would be at the end of 2018 also moved higher in the Overnight Index Swap market in the second quarter to 2.25% at the close of June compared to 2.11% at the end of the first quarter.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered absolute returns of -0.02% for the first half of 2018, trailing its composite benchmark. The negative relative return was driven by lagging returns of the underlying ETFs relative to their respective benchmarks. Asset allocation decisions across the Portfolio provided a modest positive contribution to overall relative return.

An overweight to emerging market equities negatively impacted overall relative performance, as a stronger U.S. dollar and tightening credit conditions both created headwinds for the asset class. Relative Portfolio returns were also hurt by an underweight to U.S. Real Estate Investment Trusts (“REITs”), where lower government bond yields in the second quarter helped create a more favorable backdrop for REITs generally. Lastly, continued weakness in high yield bonds weighed on Portfolio relative returns.

On the positive side, the overweight to U.S. equities and the corresponding underweight to fixed income assets provided the largest positive contribution overall. Within equities the Portfolio benefited from sector positioning, with technology stocks in particular surging in the first half of the year. An out of benchmark position in commodities also contributed positively to returns overall.

During the period, we reduced the Portfolio’s overall overweight to equities. As of period end, across broad asset classes, the Portfolio continued to hold an overweight position in growth assets—primarily equities over fixed income and cash. The Portfolio finished the period with overweight positions to U.S. equities and smaller overweight positions in international developed markets in Asia-Pacific and emerging market equities. The Portfolio also held a small underweight exposure to European equities and neutral positions in U.S. growth and value equities and U.S. small cap equities. In fixed income, as of period end, the Portfolio held an underweight position in U.S. intermediate investment grade bonds and a smaller underweight position in global government bonds outside the U.S. Across real assets, the Portfolio held an underweight position to REITS as of period end. The Portfolio also maintained an overweight position to broad commodities.

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH COMPOSITE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
SSGA Growth ETF Portfolio
Class A	-0.02	9.70	8.50	7.03
Class B	-0.11	9.48	8.23	6.77
Class E	—	9.67	8.35	6.88
MSCI ACWI (All Country World Index)	-0.43	10.73	9.41	5.80
SSGA Growth Composite Index	0.32	9.36	8.91	7.32

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth Composite Index is computed by SSGA, consisting of 35% S&P 500 Index, 5% S&P MidCap 400 Index, 5% S&P 600 Index, 20% MSCI World ex-U.S. Index, 3% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 7% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 10% Bloomberg Barclays U.S. Aggregate Bond Index, 5% Bloomberg Barclays High Yield Very Liquid Index, 3% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	34.3
iShares MSCI EAFE ETF	16.6
iShares Core MSCI Emerging Markets ETF	7.7
iShares Core S&P Small-Cap ETF	5.0
iShares Core S&P Mid-Cap ETF	5.0
SPDR Bloomberg Barclays High Yield Bond ETF	4.1
iShares TIPS Bond ETF	3.1
SPDR S&P International Small Cap ETF	2.9
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	2.1
Energy Select Sector SPDR Fund	2.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	40.2
International Developed Market Equities	23.6
Emerging Market Equities	7.7
Investment Grade Fixed Income	5.2
U.S. Small Cap Equities	5.0
U.S. Mid Cap Equities	5.0
Money Market	4.8
High Yield Fixed Income	4.1
Real Estate Equities	2.1
Commodities	2.1

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.34%	$1,000.00	$999.80	$1.69
	Hypothetical*	0.34%	$1,000.00	$1,023.11	$1.71

Class B (a)	Actual	0.59%	$1,000.00	$998.90	$2.92
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

Class E (a)	Actual	0.49%	$1,000.00	$1,000.00	$2.43
	Hypothetical*	0.49%	$1,000.00	$1,022.37	$2.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mutual Funds—95.1% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—95.1%
Energy Select Sector SPDR Fund (a) (b)	245,019	$18,606,743
Industrial Select Sector SPDR Fund (a) (b)	247,261	17,711,305
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	1,016,900	18,771,974
iShares 20+ Year Treasury Bond ETF (a)	79,402	9,664,811
iShares Core MSCI Emerging Markets ETF	1,347,909	70,778,702
iShares Core S&P Mid-Cap ETF (a)	236,324	46,031,189
iShares Core S&P Small-Cap ETF (a)	552,773	46,134,434
iShares MSCI Canada ETF (a)	652,011	18,588,834
iShares MSCI EAFE ETF (a)	2,271,737	152,138,227
iShares TIPS Bond ETF	253,884	28,655,887
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	1,057,660	37,525,777
SPDR Dow Jones International Real Estate ETF (a) (b)	235,449	9,215,474
SPDR S&P 500 ETF Trust (b)	1,155,744	313,530,232
SPDR S&P International Small Cap ETF (b)	782,670	26,861,234
Technology Select Sector SPDR Fund (a) (b)	263,937	18,335,703
Vanguard FTSE Pacific ETF (a)	256,109	17,922,508
Vanguard REIT ETF (a)	118,208	9,628,042
Vanguard Total Bond Market ETF (a)	120,226	9,520,697

Total Mutual Funds (Cost $748,921,327)		869,621,773

Short-Term Investment—4.8%

Mutual Fund—4.8%
AIM STIT-STIC Prime Portfolio	44,293,911	44,293,911

Total Short-Term Investments (Cost $44,293,911)		44,293,911

Securities Lending Reinvestments (c)—20.7%

Bank Note—0.1%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (d)	1,000,000	1,000,000

Certificates of Deposit—4.2%
Banco Del Estado De Chile New York 2.305%, 1M LIBOR + 0.220%, 07/17/18 (d)	4,000,000	4,000,020
China Construction Bank 2.550%, 09/17/18	4,000,000	3,999,932
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (d)	5,000,000	5,000,230
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	993,995	998,600
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (d)	7,500,000	7,499,925
Standard Chartered plc 2.250%, 08/21/18	2,500,000	2,500,383
2.384%, 1M LIBOR + 0.300%, 08/22/18 (d)	1,500,000	1,500,036
Sumitomo Mitsui Banking Corp., New York 2.374%, 1M LIBOR + 0.280%, 07/30/18 (d)	2,500,000	2,500,175
Wells Fargo Bank N.A. 2.502%, 3M LIBOR + 0.140%, 10/26/18 (d)	8,000,000	8,010,174

Certificates of Deposit—(Continued)
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	2,000,000	1,999,868

		38,009,343

Commercial Paper—1.4%
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	3,000,000	3,001,317
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (d)	3,000,000	2,999,973
2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	7,000,000	7,002,044

		13,003,334

Repurchase Agreements—11.0%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $5,019,378; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $5,271,438.	5,000,000	5,000,000
Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $1,667,131; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $1,632,000.	1,600,000	1,600,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $3,033,350; collateralized by various Common Stock with an aggregate market value of $3,348,626.	3,000,000	3,000,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $3,577,809; collateralized by various Common Stock with an aggregate market value of $3,906,730.	3,500,000	3,500,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $5,155,617; collateralized by various Common Stock with an aggregate market value of $5,719,439.	5,142,478	5,142,478
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $7,262,556; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $7,409,950.	7,261,346	7,261,346
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $3,668,613; collateralized by various Common Stock with an aggregate market value of $3,850,000.	3,500,000	3,500,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $10,291,100; collateralized by various Common Stock with an aggregate market value of $11,000,001.	10,000,000	$10,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $10,123,644; collateralized by various Common Stock with an aggregate market value of $11,128,912.	10,000,000	10,000,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $9,056,160; collateralized by various Common Stock with an aggregate market value of $10,016,021.	9,000,000	9,000,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $4,519,518; collateralized by various Common Stock with an aggregate market value of $5,008,010.	4,500,000	4,500,000
Societe Generale Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $6,841,820; collateralized by various Common Stock with an aggregate market value of $7,567,393.	6,800,000	6,800,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $10,058,653; collateralized by various Common Stock with an aggregate market value of $11,128,519.	10,000,000	10,000,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $7,038,267; collateralized by various Common Stock with an aggregate market value of $7,789,963.	7,000,000	7,000,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $9,361,432; collateralized by various Common Stock with an aggregate market value of $10,349,523.	9,300,000	9,300,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $5,016,467; collateralized by various Common Stock with an aggregate market value of $5,564,259.	5,000,000	5,000,000

		100,603,824

Time Deposits—4.0%
Australia New Zealand Bank 1.900%, 07/02/18	4,000,000	4,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	4,000,000	4,000,000
DNB Bank ASA 1.870%, 07/02/18	4,000,000	4,000,000
1.870%, 07/02/18	2,000,000	2,000,000
DZ Bank AG 1.890%, 07/02/18	4,000,000	4,000,000
Erste Group Bank AG 1.910%, 07/02/18	2,000,000	2,000,000
Nordea Bank New York 1.880%, 07/02/18	4,000,000	4,000,000

Time Deposits—(Continued)
Santander UK Group Holdings plc 1.900%, 07/02/18	4,000,000	4,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	4,000,000	4,000,000
1.870%, 07/02/18	5,000,000	5,000,000

		37,000,000

Total Securities Lending Reinvestments (Cost $189,602,372)		189,616,501

Total Investments—120.6% (Cost $982,817,610)		1,103,532,185
Other assets and liabilities (net)—(20.6)%		(188,598,061)

Net Assets—100.0%		$914,934,124

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $185,679,829 and the collateral received consisted of cash in the amount of $189,597,819. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ETF)—	Exchange-Traded Fund
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London InterBank Offered Rate

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$869,621,773	$—	$—	$869,621,773
Total Short-Term Investment*	44,293,911	—	—	44,293,911
Total Securities Lending Reinvestments*	—	189,616,501	—	189,616,501
Total Investments	$913,915,684	$189,616,501	$—	$1,103,532,185

Collateral for Securities Loaned (Liability)	$—	$(189,597,819)	$—	$(189,597,819)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$661,745,717
Affiliated investments at value (c) (d)	441,786,468
Receivable for:
Fund shares sold	24,947
Dividends	387,648
Dividends on affiliated investments	1,439,558

Total Assets	1,105,384,338
Liabilities
Collateral for securities loaned	189,597,819
Payables for:
Fund shares redeemed	199,328
Accrued Expenses:
Management fees	241,840
Distribution and service fees	183,627
Administration fees	14,921
Custodian and accounting fees	34,013
Deferred trustees’ fees	125,633
Other expenses	53,033

Total Liabilities	190,450,214

Net Assets	$914,934,124

Net Assets Consist of:
Paid in surplus	$756,545,990
Undistributed net investment income	7,322,974
Accumulated net realized gain	30,350,585
Unrealized appreciation on investments and affiliated investments	120,714,575

Net Assets	$914,934,124

Net Assets
Class A	$33,285,082
Class B	873,958,862
Class E	7,690,180
Capital Shares Outstanding*
Class A	2,803,040
Class B	74,061,952
Class E	650,257
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.87
Class B	11.80
Class E	11.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $624,431,168.
(b)	Includes securities loaned at value of $106,483,331.
(c)	Identified cost of affiliated investments was $358,386,442.
(d)	Includes securities loaned at value of $79,196,498.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends	$5,551,049
Dividends from affiliated investments	4,149,579
Securities lending income	560,275

Total investment income	10,260,903
Expenses
Management fees	1,498,842
Administration fees	11,039
Custodian and accounting fees	27,958
Distribution and service fees—Class B	1,134,514
Distribution and service fees—Class E	5,840
Audit and tax services	20,569
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	18,975
Insurance	3,001
Miscellaneous	4,238

Total expenses	2,767,261

Net Investment Income	7,493,642

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	10,936,853
Affiliated investments	24,202,151

Net realized gain	35,139,004

Net change in unrealized depreciation on:
Investments	(22,860,213)
Affiliated investments	(19,907,869)

Net change in unrealized depreciation	(42,768,082)

Net realized and unrealized loss	(7,629,078)

Net Decrease in Net Assets From Operations	$(135,436)

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,493,642	$18,180,176
Net realized gain	35,139,004	56,004,332
Net change in unrealized appreciation (depreciation)	(42,768,082)	95,339,281

Increase (decrease) in net assets from operations	(135,436)	169,523,789

From Distributions to Shareholders
Net investment income
Class A	(766,549)	(730,123)
Class B	(17,776,482)	(19,021,640)
Class E	(163,550)	(170,008)
Net realized capital gains
Class A	(1,920,323)	(329,984)
Class B	(50,228,897)	(9,586,303)
Class E	(438,337)	(82,095)

Total distributions	(71,294,138)	(29,920,153)

Increase (decrease) in net assets from capital share transactions	6,636,069	(64,677,938)

Total increase (decrease) in net assets	(64,793,505)	74,925,698

Net Assets
Beginning of period	979,727,629	904,801,931

End of period	$914,934,124	$979,727,629

Undistributed net investment income
End of period	$7,322,974	$18,535,913

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	77,204	$996,162	242,603	$2,897,421
Reinvestments	221,324	2,686,872	90,453	1,060,107
Redemptions	(198,222)	(2,524,837)	(255,921)	(3,049,330)

Net increase	100,306	$1,158,197	77,135	$908,198

Class B
Sales	1,116,869	$14,424,911	2,744,845	$32,347,062
Reinvestments	5,638,920	68,005,379	2,455,618	28,607,943
Redemptions	(6,040,581)	(77,318,106)	(10,584,066)	(125,800,720)

Net increase (decrease)	715,208	$5,112,184	(5,383,603)	$(64,845,715)

Class E
Sales	28,219	$364,228	54,678	$647,056
Reinvestments	49,784	601,887	21,603	252,103
Redemptions	(46,668)	(600,427)	(137,566)	(1,639,580)

Net increase (decrease)	31,335	$365,688	(61,285)	$(740,421)

Increase (decrease) derived from capital shares transactions		$6,636,069		$(64,677,938)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.87		$11.10	$11.37	$12.55	$12.96	$11.66

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.26	0.28	0.25	0.28	0.29
Net realized and unrealized gain (loss) on investments	(0.10)		1.92	0.47	(0.45)	0.40	1.75

Total from investment operations	0.02		2.18	0.75	(0.20)	0.68	2.04

Less Distributions
Distributions from net investment income	(0.29)		(0.28)	(0.28)	(0.29)	(0.28)	(0.29)
Distributions from net realized capital gains	(0.73)		(0.13)	(0.74)	(0.69)	(0.81)	(0.45)

Total distributions	(1.02)		(0.41)	(1.02)	(0.98)	(1.09)	(0.74)

Net Asset Value, End of Period	$11.87		$12.87	$11.10	$11.37	$12.55	$12.96

Total Return (%) (b)	(0.02	)(c)	19.98	7.04	(2.04)	5.69	18.34

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.34	(e)	0.34	0.34	0.34	0.34	0.33
Ratio of net investment income to average net assets (%) (f)	1.83	(e)	2.19	2.53	2.08	2.21	2.36
Portfolio turnover rate (%)	20	(c)	43	59	43	56	48
Net assets, end of period (in millions)	$33.3		$34.8	$29.1	$27.0	$26.6	$24.1

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.78		$11.03	$11.29	$12.47	$12.89	$11.60

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.23	0.25	0.22	0.24	0.24
Net realized and unrealized gain (loss) on investments	(0.09)		1.90	0.48	(0.46)	0.40	1.76

Total from investment operations	0.01		2.13	0.73	(0.24)	0.64	2.00

Less Distributions
Distributions from net investment income	(0.26)		(0.25)	(0.25)	(0.25)	(0.25)	(0.26)
Distributions from net realized capital gains	(0.73)		(0.13)	(0.74)	(0.69)	(0.81)	(0.45)

Total distributions	(0.99)		(0.38)	(0.99)	(0.94)	(1.06)	(0.71)

Net Asset Value, End of Period	$11.80		$12.78	$11.03	$11.29	$12.47	$12.89

Total Return (%) (b)	(0.11	)(c)	19.64	6.88	(2.31)	5.38	18.07

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.59	(e)	0.59	0.59	0.59	0.59	0.58
Ratio of net investment income to average net assets (%) (f)	1.57	(e)	1.91	2.23	1.80	1.94	2.01
Portfolio turnover rate (%)	20	(c)	43	59	43	56	48
Net assets, end of period (in millions)	$874.0		$937.0	$868.1	$892.3	$972.1	$977.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.81		$11.05	$11.32	$12.50	$12.92	$11.62

Income (Loss) from Investment Operations
Net investment income (a)	0.11		0.24	0.26	0.23	0.26	0.26
Net realized and unrealized gain (loss) on investments	(0.09)		1.91	0.47	(0.46)	0.39	1.76

Total from investment operations	0.02		2.15	0.73	(0.23)	0.65	2.02

Less Distributions
Distributions from net investment income	(0.27)		(0.26)	(0.26)	(0.26)	(0.26)	(0.27)
Distributions from net realized capital gains	(0.73)		(0.13)	(0.74)	(0.69)	(0.81)	(0.45)

Total distributions	(1.00)		(0.39)	(1.00)	(0.95)	(1.07)	(0.72)

Net Asset Value, End of Period	$11.83		$12.81	$11.05	$11.32	$12.50	$12.92

Total Return (%) (b)	0.00	(c)	19.80	6.90	(2.21)	5.48	18.25

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.49	(e)	0.49	0.49	0.49	0.49	0.48
Ratio of net investment income to average net assets (%) (f)	1.70	(e)	1.99	2.33	1.88	2.04	2.13
Portfolio turnover rate (%)	20	(c)	43	59	43	56	48
Net assets, end of period (in millions)	$7.7		$7.9	$7.5	$7.6	$8.6	$8.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depository Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®,Inc., and Vanguard ETFs™ of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and distributions received from underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $100,603,824. The value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$181,048,181	$0	$263,951,639

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$1,498,842	0.330%	First $	500 million
	0.300%	Over $	500 million

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated Issuers during the six months ended June 30, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2018
Energy Select Sector SPDR Fund	$—	$18,851,049	$—	$—	$(244,306)	$18,606,743
Financial Select Sector SPDR Fund	19,547,299	529,827	(20,195,484)	1,390,368	(1,272,010)	—
Health Care Select Sector SPDR Fund	19,653,532	—	(20,338,924)	1,894,331	(1,208,939)	—
Industrial Select Sector SPDR Fund	—	38,832,832	(19,364,164)	(1,184,428)	(572,935)	17,711,305
Materials Select Sector SPDR Fund	—	19,101,271	(19,174,036)	72,765	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	41,730,517	11,254,350	(14,147,272)	(1,225,644)	(86,174)	37,525,777
SPDR Dow Jones International Real Estate ETF	10,148,252	239,774	(860,259)	84,577	(396,870)	9,215,474
SPDR S&P 500 ETF Trust	334,906,898	14,251,208	(41,866,891)	21,643,446	(15,404,429)	313,530,232
SPDR S&P International Small Cap ETF	28,720,847	460,846	(1,404,596)	400,182	(1,316,045)	26,861,234
Technology Select Sector SPDR Fund	19,408,761	703,845	(3,497,296)	1,126,554	593,839	18,335,703

	$474,116,106	$104,225,002	$(140,848,922)	$24,202,151	$(19,907,869)	$441,786,468

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
Energy Select Sector SPDR Fund	$—	$125,541	245,019
Financial Select Sector SPDR Fund	—	69,525	—
Health Care Select Sector SPDR Fund	—	—	—
Industrial Select Sector SPDR Fund	—	151,975	247,261
Materials Select Sector SPDR Fund	—	—	—

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2018
SPDR Bloomberg Barclays High Yield Bond ETF	$—	$763,762	1,057,660
SPDR Dow Jones International Real Estate ETF	—	133,607	235,449
SPDR S&P 500 ETF Trust	—	2,715,489	1,155,744
SPDR S&P International Small Cap ETF	—	61,586	782,670
Technology Select Sector SPDR Fund	—	128,094	263,937

	$—	$4,149,579

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$987,401,842

Gross unrealized appreciation	125,066,974
Gross unrealized depreciation	(8,936,631)

Net unrealized appreciation (depreciation)	$116,130,343

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$19,921,771	$19,357,859	$9,998,382	$57,814,879	$29,920,153	$77,172,738

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$23,884,975	$47,164,177	$158,898,425	$—	$229,947,577

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the T. Rowe Price Large Cap Value Portfolio returned -0.62%, -0.71%, and -0.67%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned -1.69%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks posted modest returns for the six months ended June 30, 2018. Major stock indexes climbed to record highs through late January, even as interest rates rose, buoyed by strong corporate earnings, solid economic growth, and federal tax cuts. In the closing months of the period, global trade tensions curbed market gains. Fears that the Trump administration tariffs on trading partners would spark a trade war that could jeopardize synchronized global economic growth weighed on the markets. Within the large-cap value space, the Consumer Staples, Telecommunication Services, and Industrials and Business Services sectors declined the most, as measured by the benchmark Russell 1000 Value Index. The Energy and Information Technology sectors were the top-performing sectors for the period.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio outpaced the Russell 1000 Value Index for the six months ended June 30, 2018, despite ending in the period in negative territory. Broadly speaking, stock selection accounted for the majority of relative outperformance.

Positive stock selection in the Consumer Discretionary sector was the primary contributor for the period. Shares of Twenty-First Century Fox increased sharply as rivals Walt Disney and Comcast engaged in a bidding war for some of the company’s assets amid higher optimism that the deal would go through following approval of the AT&T/Time Warner merger. Our largest Consumer Discretionary exposure was to media, where we held companies that produced or distributed must-see content.

Within the Information Technology sector, the Portfolio benefited from a slight overweight allocation and stock selection. Microsoft continued to generate strong growth within cloud computing through its Office 365 applications, Azure public cloud offerings, and hybrid cloud platform. In Information Technology, we focused on companies that manufacture components used in different end markets or that have opportunities to transition away from traditional hardware and software products in favor of cloud-based services.

The Consumer Staples sector detracted from relative results, due to an overweight allocation to the sector. Tyson Foods was a notable detractor for the period. We focused our efforts in the Consumer Staples sector on companies we believed have strong brands that are trading at attractive valuations relative to their history. We also liked the stable earnings and dividend yields that consumer staples stocks tend to provide, in our view.

Stock selection in Health Care was another detractor for the period. Shares of Perrigo traded lower due to both slower growth in its over-the-counter drug and personal care segments in the Americas and international regions as well as delays in the Food and Drug Administration’s review of its generic rescue inhaler. We continued to see attractive valuations for select life science and medical device companies, given their strong earnings growth from new products, innovation, and, in some cases, realized benefits from consolidation. Our primary exposure within the Health Care sector was to pharmaceutical companies, which, we believe, tend to have strong cash flows and attractive dividend yields.

Relative to the benchmark, the Portfolio’s largest overweight was to the Consumer Staples sector at period end. We were also overweight to the Industrials and Business Services, Materials, Health Care, and Financials sectors. In both Information Technology and Energy, we were essentially equal weight to the benchmark. Our most significant underweight was to the Real Estate sector. At period end, we maintained underweight allocations to the Telecommunication Services, Utilities, and Consumer Discretionary sectors, as well. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

John D. Linehan

Mark S. Finn

Heather K. McPherson

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Value Portfolio
Class A	-0.62	8.87	11.35	8.99	—
Class B	-0.71	8.62	11.07	8.72	—
Class E	-0.67	8.73	—	—	8.93
Russell 1000 Value Index	-1.69	6.77	10.35	8.49	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.0
Microsoft Corp.	3.5
Wells Fargo & Co.	3.4
Total S.A.(ADR)	2.7
Exxon Mobil Corp.	2.5
Chubb, Ltd.	2.3
Twenty-First Century Fox, Inc.- Class B	2.3
Tyson Foods, Inc. - Class A	2.2
Cisco Systems, Inc.	2.2
Pfizer, Inc.	2.1

Top Sectors

% of Net Assets
Financials	23.6
Health Care	14.5
Energy	10.9
Information Technology	9.6
Industrials	8.9
Consumer Staples	8.5
Consumer Discretionary	7.6
Utilities	6.5
Materials	4.3
Telecommunication Services	1.7

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.54%	$1,000.00	$993.80	$2.67
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

Class B (a)	Actual	0.79%	$1,000.00	$992.90	$3.90
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class E (a)	Actual	0.69%	$1,000.00	$993.30	$3.41
	Hypothetical*	0.69%	$1,000.00	$1,021.37	$3.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—96.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.0%
Boeing Co. (The)	169,905	$57,004,827
Raytheon Co.	105,604	20,400,581
United Technologies Corp.	178,350	22,299,100

		99,704,508

Air Freight & Logistics—0.8%
United Parcel Service, Inc. - Class B	254,179	27,001,435

Airlines—1.2%
Southwest Airlines Co. (a)	806,958	41,058,023

Auto Components—1.1%
Magna International, Inc.	651,237	37,856,407

Automobiles—0.2%
General Motors Co.	187,501	7,387,539

Banks—13.4%
Citigroup, Inc.	954,656	63,885,580
Fifth Third Bancorp (a)	1,892,656	54,319,227
First Republic Bank (a)	49,981	4,837,661
JPMorgan Chase & Co.	1,257,135	130,993,467
PNC Financial Services Group, Inc. (The)	21,800	2,945,180
Signature Bank (a) (b)	112,400	14,373,712
U.S. Bancorp	1,178,390	58,943,068
Wells Fargo & Co.	2,000,246	110,893,638

		441,191,533

Beverages—1.1%
PepsiCo, Inc.	326,522	35,548,450

Biotechnology—0.9%
Gilead Sciences, Inc.	437,931	31,023,032

Building Products—1.4%
Johnson Controls International plc	1,350,570	45,176,566

Capital Markets—4.0%
Bank of New York Mellon Corp. (The)	911,905	49,179,037
Franklin Resources, Inc. (a)	669,700	21,463,885
Morgan Stanley	1,312,390	62,207,286

		132,850,208

Chemicals—2.5%
CF Industries Holdings, Inc. (a)	705,391	31,319,360
DowDuPont, Inc. (a)	772,807	50,943,438

		82,262,798

Commercial Services & Supplies—0.5%
Stericycle, Inc. (a) (b)	247,721	16,173,704

Communications Equipment—2.2%
Cisco Systems, Inc.	1,653,257	71,139,649

Construction Materials—0.6%
Vulcan Materials Co. (a)	144,503	18,649,557

Containers & Packaging—1.2%
International Paper Co. (a)	788,350	41,057,268

Diversified Financial Services—0.2%
AXA Equitable Holdings, Inc. (b)	383,700	7,908,057

Diversified Telecommunication Services—1.7%
Verizon Communications, Inc.	1,087,453	54,709,760

Electric Utilities—5.0%
Evergy, Inc. (a)	667,757	37,494,556
Exelon Corp.	654,520	27,882,552
PG&E Corp. (a) (b)	894,470	38,068,643
Southern Co. (The) (a)	1,345,323	62,301,908

		165,747,659

Electronic Equipment, Instruments & Components—0.7%
TE Connectivity, Ltd. (a)	256,694	23,117,862

Equity Real Estate Investment Trusts—1.6%
SL Green Realty Corp. (a)	213,500	21,463,155
Weyerhaeuser Co. (a)	848,533	30,937,513

		52,400,668

Food & Staples Retailing—1.4%
Walmart, Inc. (a)	538,184	46,095,460

Food Products—3.3%
Bunge, Ltd. (a)	508,386	35,439,588
Tyson Foods, Inc. - Class A (a)	1,067,096	73,469,560

		108,909,148

Health Care Equipment & Supplies—3.8%
Becton Dickinson & Co.	107,412	25,731,619
Hologic, Inc. (a) (b)	846,118	33,633,190
Medtronic plc	777,593	66,569,737

		125,934,546

Health Care Providers & Services—2.8%
Aetna, Inc.	327,238	60,048,173
CVS Health Corp. (a)	494,500	31,821,075

		91,869,248

Hotels, Restaurants & Leisure—1.4%
Carnival Corp.	400,613	22,959,131
Las Vegas Sands Corp. (a)	283,668	21,660,888

		44,620,019

Household Products—1.3%
Kimberly-Clark Corp. (a)	418,513	44,086,159

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—0.4%
General Electric Co.	969,549	$13,195,562

Insurance—5.9%
American International Group, Inc. (a)	844,545	44,777,776
Chubb, Ltd.	607,668	77,185,989
Loews Corp. (a)	709,360	34,247,901
Marsh & McLennan Cos., Inc.	478,329	39,208,628

		195,420,294

Leisure Products—0.3%
Mattel, Inc. (a) (b)	683,955	11,230,541

Life Sciences Tools & Services—0.4%
Thermo Fisher Scientific, Inc.	61,875	12,816,787

Machinery—0.6%
Illinois Tool Works, Inc.	152,451	21,120,561

Media—3.9%
Comcast Corp. - Class A	1,056,809	34,673,903
News Corp. - Class A	1,286,636	19,942,858
Twenty-First Century Fox, Inc. - Class B	1,513,762	74,583,054

		129,199,815

Multiline Retail—0.6%
Kohl’s Corp. (a)	252,564	18,411,916

Oil, Gas & Consumable Fuels—10.9%
Apache Corp. (a)	360,077	16,833,600
Canadian Natural Resources, Ltd.	709,558	25,593,757
EQT Corp. (a)	332,840	18,366,111
Exxon Mobil Corp.	994,917	82,309,483
Hess Corp. (a)	590,866	39,523,027
Occidental Petroleum Corp.	514,461	43,050,096
Total S.A. (ADR)	1,449,280	87,768,397
TransCanada Corp.	1,066,139	46,057,205

		359,501,676

Pharmaceuticals—6.4%
Johnson & Johnson	436,091	52,915,282
Merck & Co., Inc.	1,016,950	61,728,865
Perrigo Co. plc (a)	363,119	26,475,006
Pfizer, Inc.	1,926,495	69,893,239

		211,012,392

Professional Services—0.4%
Nielsen Holdings plc (a)	435,119	13,458,231

Road & Rail—0.6%
Canadian Pacific Railway, Ltd.	100,577	18,407,603

Semiconductors & Semiconductor Equipment—3.3%
Applied Materials, Inc.	398,427	18,403,343

Semiconductors & Semiconductor Equipment—(Continued)
QUALCOMM, Inc.	929,656	52,172,295
Texas Instruments, Inc.	342,403	37,749,931

		108,325,569

Software—3.5%
Microsoft Corp.	1,157,179	114,109,421

Specialty Retail—0.1%
Lowe’s Cos., Inc.	34,713	3,317,521

Tobacco—1.4%
Philip Morris International, Inc.	568,955	45,937,427

Total Common Stocks (Cost $2,688,548,095)		3,168,944,579

Convertible Preferred Stocks—1.7%

Electric Utilities—0.9%
NextEra Energy, Inc. 6.123%, 09/01/19	496,423	28,345,753

Health Care Equipment & Supplies—0.2%
Becton Dickinson and Co. 6.125%, 05/01/20	112,517	6,959,177

Multi-Utilities—0.6%
Sempra Energy 6.000%, 01/15/21	199,818	20,623,216

Total Convertible Preferred Stocks (Cost $50,370,972)		55,928,146

Short-Term Investment—2.1%

Mutual Fund—2.1%
T. Rowe Price Treasury Reserve Fund (c)	68,257,219	68,257,219

Total Short-Term Investments (Cost $68,257,219)		68,257,219

Securities Lending Reinvestments (d)—10.2%

Bank Note—0.3%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (e)	10,000,000	10,000,000

Certificates of Deposit—4.4%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (e)	4,000,000	4,000,216
2.588%, 1M LIBOR + 0.500%, 09/21/18 (e)	5,000,000	5,002,980
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (e)	2,000,000	1,999,884
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (e)	3,000,000	3,004,200

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (e)	7,000,000	$7,006,510
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (e)	5,000,000	5,001,875
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (e)	3,000,000	2,999,787
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (e)	1,000,000	999,849
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (e)	5,000,000	5,003,890
2.525%, 3M LIBOR + 0.200%, 04/05/19 (e)	4,000,000	4,001,508
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (e)	5,000,000	5,000,230
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	6,957,964	6,990,200
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (e)	5,000,000	5,000,840
2.460%, FEDEFF PRV + 0.550%, 09/07/18 (e)	2,000,000	2,000,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	6,000,000	5,999,754
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (e)	4,000,000	4,000,016
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (e)	8,000,000	8,003,384
2.525%, 1M LIBOR + 0.440%, 09/17/18 (e)	8,000,000	8,003,680
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (e)	6,000,000	5,998,506
Royal Bank of Canada New York 2.485%, 1M LIBOR + 0.400%, 09/17/18 (e)	7,000,000	7,003,220
2.525%, 1M LIBOR + 0.440%, 09/17/18 (e)	5,000,000	5,004,005
Standard Chartered plc 2.250%, 08/21/18	2,000,000	2,000,306
2.384%, 1M LIBOR + 0.300%, 08/22/18 (e)	2,000,000	2,000,048
2.466%, 1M LIBOR + 0.420%, 10/11/18 (e)	4,000,000	4,000,844
Sumitomo Mitsui Banking Corp., New York 2.235%, 1M LIBOR + 0.230%, 09/05/18 (e)	2,000,000	2,000,060
2.316%, 1M LIBOR + 0.270%, 09/10/18 (e)	2,000,000	2,000,176
2.374%, 1M LIBOR + 0.280%, 07/30/18 (e)	1,000,000	1,000,070
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (e)	6,500,000	6,500,000
2.445%, 3M LIBOR + 0.090%, 10/18/18 (e)	3,002,347	3,000,105
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (e)	8,000,000	8,000,000
Svenska Handelsbanken AB 2.451%, 1M LIBOR + 0.450%, 04/03/19 (e)	4,000,000	4,003,608
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (e)	5,750,000	5,750,132
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (e)	3,000,000	2,999,802

		145,279,685

Commercial Paper—2.1%
Bank of China, Ltd. 2.500%, 07/23/18	3,974,722	3,994,972

Commercial Paper—(Continued)
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (e)	7,500,000	7,503,293
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (e)	15,000,000	15,004,380
Kells Funding LLC 2.230%, 08/28/18	7,952,922	7,971,464
LMA S.A. & LMA Americas 2.470%, 11/13/18	3,951,972	3,963,124
Macquarie Bank, Ltd. 2.280%, 09/04/18	1,988,347	1,991,868
Sheffield Receivables Co. 2.490%, 11/26/18	6,908,493	6,927,431
Starbird Funding Corp. 2.300%, 08/10/18	4,971,889	4,987,525
Toyota Motor Credit Corp. 2.310%, 09/18/18	4,962,142	4,974,610
2.320%, 07/26/18	4,965,844	4,993,095
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (e)	8,000,000	7,998,464

		70,310,226

Repurchase Agreements—2.7%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $5,019,378; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $5,271,438.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $1,213,340; collateralized by various Common Stock with an aggregate market value of $1,339,450.	1,200,000	1,200,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $3,322,251; collateralized by various Common Stock with an aggregate market value of $3,627,678.	3,250,000	3,250,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $2,005,110; collateralized by various Common Stock with an aggregate market value of $2,224,390.	2,000,000	2,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $2,705,022; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $2,759,920.	2,704,571	2,704,571
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $2,096,350; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $11,320,210; collateralized by various Common Stock with an aggregate market value of $12,100,001	11,000,000	$11,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $3,823,712; collateralized by various Common Stock with an aggregate market value of $4,228,987	3,800,000	3,800,000
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $7,086,551; collateralized by various Common Stock with an aggregate market value of $7,790,238	7,000,000	7,000,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $7,030,361; collateralized by various Common Stock with an aggregate market value of $7,790,238	7,000,000	7,000,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $7,045,951; collateralized by various Common Stock with an aggregate market value of $7,790,238	7,000,000	7,000,000
Societe Generale Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $5,230,499; collateralized by various Common Stock with an aggregate market value of $5,786,830	5,200,000	5,200,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $10,054,667; collateralized by various Common Stock with an aggregate market value of $11,128,519.	10,000,000	10,000,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $3,622,140; collateralized by various Common Stock with an aggregate market value of $4,006,267	3,600,000	3,600,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $4,831,707; collateralized by various Common Stock with an aggregate market value of $5,341,689	4,800,000	4,800,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $5,022,822; collateralized by various Common Stock with an aggregate market value of $5,564,259	5,000,000	5,000,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $9,029,640; collateralized by various Common Stock with an aggregate market value of $10,015,667	9,000,000	9,000,000

		89,554,571

Time Deposits—0.7%
Australia New Zealand Bank 1.900%, 07/02/18	2,000,000	2,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	3,000,000	3,000,000

Time Deposits—(Continued)
DNB Bank ASA 1.870%, 07/02/18	3,000,000	3,000,000
1.870%, 07/02/18	2,000,000	2,000,000
DZ Bank AG 1.890%, 07/02/18	3,000,000	3,000,000
Erste Group Bank AG 1.910%, 07/02/18	2,000,000	2,000,000
Nordea Bank New York 1.880%, 07/02/18	3,000,000	3,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	3,000,000	3,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	2,000,000	2,000,000
1.870%, 07/02/18	1,000,000	1,000,000

		24,000,000

Total Securities Lending Reinvestments (Cost $339,099,500)		339,144,482

Total Investments—110.0% (Cost $3,146,275,786)		3,632,274,426
Other assets and liabilities (net)—(10.0)%		(331,372,014)

Net Assets—100.0%		$3,300,902,412

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $331,378,739 and the collateral received consisted of cash in the amount of $338,941,213. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,168,944,579	$—	$—	$3,168,944,579
Total Convertible Preferred Stocks*	55,928,146	—	—	55,928,146
Total Short-Term Investment*	68,257,219	—	—	68,257,219
Total Securities Lending Reinvestments*	—	339,144,482	—	339,144,482
Total Investments	$3,293,129,944	$339,144,482	$—	$3,632,274,426

Collateral for Securities Loaned (Liability)	$—	$(338,941,213)	$—	$(338,941,213)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$3,564,017,207
Affiliated investments at value (c)	68,257,219
Cash	322,832
Receivable for:
Investments sold	10,074,318
Fund shares sold	288,750
Dividends	5,757,177
Dividends on affiliated investments	104,905

Total Assets	3,648,822,408
Liabilities
Collateral for securities loaned	338,941,213
Payables for:
Investments purchased	5,222,437
Fund shares redeemed	1,581,765
Accrued Expenses:
Management fees	1,430,704
Distribution and service fees	243,497
Deferred trustees’ fees	125,633
Other expenses	374,747

Total Liabilities	347,919,996

Net Assets	$3,300,902,412

Net Assets Consist of:
Paid in surplus	$2,577,189,243
Undistributed net investment income	34,941,325
Accumulated net realized gain	202,769,748
Unrealized appreciation on investments and foreign currency transactions	486,002,096

Net Assets	$3,300,902,412

Net Assets
Class A	$1,969,179,333
Class B	938,625,085
Class E	393,097,994
Capital Shares Outstanding*
Class A	62,986,675
Class B	30,251,708
Class E	12,627,597
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$31.26
Class B	31.03
Class E	31.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,078,018,567.
(b)	Includes securities loaned at value of $331,378,739.
(c)	Identified cost of affiliated investments was $68,257,219.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$43,057,863
Dividends from affiliated investments	487,318
Securities lending income	577,548

Total investment income	44,122,729
Expenses
Management fees	9,950,308
Administration fees	55,059
Custodian and accounting fees	109,555
Distribution and service fees—Class B	1,203,340
Distribution and service fees—Class E	306,051
Audit and tax services	21,788
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	68,847
Insurance	10,647
Miscellaneous	46,498

Total expenses	11,814,378
Less management fee waiver	(839,097)
Less broker commission recapture	(288)

Net expenses	10,974,993

Net Investment Income	33,147,736

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	221,557,299
Foreign currency transactions	14,632

Net realized gain	221,571,931

Net change in unrealized appreciation (depreciation) on:
Investments	(277,649,351)
Foreign currency transactions	151

Net change in unrealized depreciation	(277,649,200)

Net realized and unrealized loss	(56,077,269)

Net Decrease in Net Assets From Operations	$(22,929,533)

(a)	Net of foreign withholding taxes of $623,608.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$33,147,736	$66,186,932
Net realized gain	221,571,931	305,339,740
Net change in unrealized appreciation (depreciation)	(277,649,200)	177,295,510

Increase (decrease) in net assets from operations	(22,929,533)	548,822,182

From Distributions to Shareholders
Net investment income
Class A	(39,992,427)	(44,529,024)
Class B	(16,765,990)	(19,682,397)
Class E	(7,391,457)	(8,735,747)
Net realized capital gains
Class A	(186,443,570)	(167,857,229)
Class B	(89,653,355)	(82,863,164)
Class E	(37,409,361)	(35,210,529)

Total distributions	(377,656,160)	(358,878,090)

Increase in net assets from capital share transactions	49,041,392	195,973,098

Total increase (decrease) in net assets	(351,544,301)	385,917,190

Net Assets
Beginning of period	3,652,446,713	3,266,529,523

End of period	$3,300,902,412	$3,652,446,713

Undistributed net investment income
End of period	$34,941,325	$65,943,463

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	115,204	$4,039,582	5,737,648	$194,526,309
Reinvestments	7,152,116	226,435,997	6,567,293	212,386,253
Redemptions	(7,035,153)	(245,514,709)	(5,236,930)	(181,465,123)

Net increase	232,167	$(15,039,130)	7,068,011	$225,447,439

Class B
Sales	773,430	$26,565,309	1,222,635	$41,760,893
Reinvestments	3,386,994	106,419,345	3,191,583	102,545,561
Redemptions	(2,357,383)	(81,697,963)	(4,772,683)	(162,375,941)

Net increase (decrease)	1,803,041	$51,286,691	(358,465)	$(18,069,487)

Class E
Sales	159,011	$5,495,255	410,507	$14,040,733
Reinvestments	1,420,895	44,800,818	1,363,944	43,946,276
Redemptions	(1,074,891)	(37,502,242)	(2,033,151)	(69,391,863)

Net increase (decrease)	505,015	$12,793,831	(258,700)	$(11,404,854)

Increase derived from capital shares transactions		$49,041,392		$195,973,098

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$35.45		$33.81	$34.09	$35.94	$32.15	$24.42

Income (Loss) from Investment Operations
Net investment income (a)	0.34		0.69	0.82	0.66	0.57	0.48
Net realized and unrealized gain (loss) on investments	(0.51)		4.78	4.08	(1.82)	3.73	7.74

Total from investment operations	(0.17)		5.47	4.90	(1.16)	4.30	8.22

Less Distributions
Distributions from net investment income	(0.71)		(0.80)	(1.08)	(0.62)	(0.51)	(0.49)
Distributions from net realized capital gains	(3.31)		(3.03)	(4.10)	(0.07)	0.00	0.00

Total distributions	(4.02)		(3.83)	(5.18)	(0.69)	(0.51)	(0.49)

Net Asset Value, End of Period	$31.26		$35.45	$33.81	$34.09	$35.94	$32.15

Total Return (%) (b)	(0.62	)(c)	17.27	16.20	(3.31)	13.57	34.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	(d)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (e)(f)	0.54	(d)	0.54	0.56	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	1.98	(d)	2.02	2.51	1.88	1.69	1.69
Portfolio turnover rate (%)	11	(c)	32	27	33	19 (g)	14
Net assets, end of period (in millions)	$1,969.2		$2,224.4	$1,882.7	$1,899.2	$2,176.5	$2,580.1

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$35.16		$33.57	$33.86	$35.71	$31.95	$24.27

Income (Loss) from Investment Operations
Net investment income (a)	0.30		0.60	0.74	0.57	0.48	0.41
Net realized and unrealized gain (loss) on investments	(0.50)		4.74	4.05	(1.83)	3.71	7.70

Total from investment operations	(0.20)		5.34	4.79	(1.26)	4.19	8.11

Less Distributions
Distributions from net investment income	(0.62)		(0.72)	(0.98)	(0.52)	(0.43)	(0.43)
Distributions from net realized capital gains	(3.31)		(3.03)	(4.10)	(0.07)	0.00	0.00

Total distributions	(3.93)		(3.75)	(5.08)	(0.59)	(0.43)	(0.43)

Net Asset Value, End of Period	$31.03		$35.16	$33.57	$33.86	$35.71	$31.95

Total Return (%) (b)	(0.71	)(c)	16.95	15.94	(3.59)	13.28	33.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (e)(f)	0.79	(d)	0.79	0.81	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	1.74	(d)	1.77	2.26	1.63	1.45	1.44
Portfolio turnover rate (%)	11	(c)	32	27	33	19 (g)	14
Net assets, end of period (in millions)	$938.6		$1,000.3	$967.0	$933.1	$1,094.7	$1,065.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014(h)
Net Asset Value, Beginning of Period	$35.28		$33.67	$33.95	$35.82	$32.61

Income (Loss) from Investment Operations
Net investment income (a)	0.32		0.64	0.77	0.60	0.39
Net realized and unrealized gain (loss) on investments	(0.51)		4.75	4.07	(1.82)	2.82

Total from investment operations	(0.19)		5.39	4.84	(1.22)	3.21

Less Distributions
Distributions from net investment income	(0.65)		(0.75)	(1.02)	(0.58)	0.00
Distributions from net realized capital gains	(3.31)		(3.03)	(4.10)	(0.07)	0.00

Total distributions	(3.96)		(3.78)	(5.12)	(0.65)	0.00

Net Asset Value, End of Period	$31.13		$35.28	$33.67	$33.95	$35.82

Total Return (%) (b)	(0.67	)(c)	17.07	16.06	(3.48)	9.84	(c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.74	0.74	0.74	0.74	(d)
Net ratio of expenses to average net assets (%) (e)(f)	0.69	(d)	0.69	0.71	0.71	0.71	(d)
Ratio of net investment income to average net assets (%)	1.84	(d)	1.87	2.36	1.73	1.65	(d)
Portfolio turnover rate (%)	11	(c)	32	27	33	19	(g)
Net assets, end of period (in millions)	$393.1		$427.7	$416.9	$415.2	$496.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on average net assets was 0.02% for the six months ended June 30, 2018 and the years ended December 31, 2017 and 2016, respectively. (see Note 5 of the Notes to Financial Statements).
(g)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.
(h)	Commencement of operations was April 23, 2014.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, adjustments to prior period accumulated balances, convertible preferred stock, real estate investment trusts (“REITs”) and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $89,554,571. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$385,721,509	$0	$688,323,756

During the period ended June 30, 2018, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted $4,355,240 in sales of investments, which are included above, and resulted in realized gains of $1,151,576.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.570% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2018, were $9,950,308.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	All Assets

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 amounted to $436,417 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10%

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the six months ended June 30, 2018 amounted to $402,680 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Ending Value as of June 30, 2018	Income earned from affiliates during the period	Number of shares held at June 30, 2018
T. Rowe Price Treasury Reserve Fund	$62,214,020	$197,136,466	$(191,093,267)	$68,257,219	$487,318	68,257,219

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$3,163,865,885

Gross unrealized appreciation	582,307,390
Gross unrealized depreciation	(113,898,850)

Net unrealized appreciation (depreciation)	$468,408,540

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$99,490,475	$95,726,498	$259,387,615	$364,117,877	$358,878,090	$459,844,375

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$76,871,951	$301,495,586	$746,061,197	$—	$1,124,428,734

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 4.91%, 4.86%, and 4.89%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 5.40%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks posted modest returns for the six months ended June 30, 2018. Major stock indexes climbed to record highs through late January, even as interest rates rose, buoyed by strong corporate earnings, solid economic growth, and federal tax cuts. In the closing months of the period, global trade tensions curbed market gains. Fears that the Trump administration tariffs on trading partners would spark a trade war that could jeopardize synchronized global economic growth weighed on the markets. Within the mid-cap growth space, as measured by the Russell Midcap Growth Index, the Health Care and Information Technology sectors performed best, both posting double-digit returns. Conversely, the Materials sector lagged as the only sector posting negative returns for the period.

PORTFOLIO REVIEW/PERIOD END POSITIONING

For the six months ended June 30, 2018, the Portfolio underperformed the Russell Midcap Growth Index. Stock selection detracted from relative performance, while sector allocation contributed.

Stock selection in Health Care hindered relative performance, and leading detractors included Alkermes, Bruker, and Agilent Technologies. Shares of specialty pharmaceuticals firm Alkermes came under pressure following a “Refuse to File” notification from the U.S. Food and Drug Administration (the “FDA”) regarding a new drug application for its depression treatment. Subsequently, the company was able to work with the FDA to reverse the decision. Bruker, a global manufacturer of scientific instruments and analytical systems, reported solid revenue growth, but modest revenue guidance and slowing growth in China weighed on the stock. Shares of Agilent Technologies, a scaled analytical instrument manufacturer, traded lower after the company posted slightly weaker-than-expected results. Within Health Care, we continued to monitor health care utilization rates, economic conditions, and the regulatory landscape to help inform our bottom-up stock picking process.

The Financials sector was another area of relative weakness, due to stock selection. The Chicago Board Options Exchange Global Markets is the largest U.S. options exchange. After a sharp spike in volatility, investor concerns over the potential negative impact to the business amid less volume from low volatility-focused products weighed on the share price. The Portfolio’s allocation to the Financials sector has become more meaningful in recent years, and at period end, its largest exposures were in the insurance and capital markets industries.

In contrast, stock selection in Information Technology (“IT”) contributed to relative performance. Contributors in the sector included Keysight Technologies and CSRA. Keysight Technologies is the largest global manufacturer of electronic test and measurement equipment. Accelerating order growth for the company led to better-than-expected results. CSRA, which provides IT solutions and services to the U.S. government, was acquired by global aerospace and defense company General Dynamics.

The Industrials and Business Services sector was another area of strength, due to security selection. Textron, a global multi-industrial company, exceeded sales expectations across every division and grew operating margins compared with last year. Within the sector, we favored well-run companies with exposure to high-growth end markets and strong management teams.

At the end of the period, the Portfolio was overweight the benchmark in Industrials and Business Services, Health Care, Financials, Materials, and Utilities. The Portfolio was underweight the benchmark in IT, Real Estate, Consumer Discretionary, Consumer Staples, Energy, and Telecommunication Services. Portfolio positioning decisions were driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	4.91	14.31	15.01	12.12
Class B	4.86	14.08	14.73	11.83
Class E	4.89	14.11	14.84	11.94
Russell Midcap Growth Index	5.40	18.52	13.37	10.45

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Teleflex, Inc.	2.4
Textron, Inc.	2.4
Microchip Technology, Inc.	2.0
Keysight Technologies, Inc.	1.9
Tapestry, Inc.	1.8
Roper Technologies, Inc.	1.8
Dollar General Corp.	1.8
Cooper Cos., Inc. (The)	1.7
Hologic, Inc.	1.6
IDEX Corp.	1.5

Top Sectors

% of Net Assets
Information Technology	22.3
Industrials	20.9
Health Care	15.7
Consumer Discretionary	15.4
Financials	9.7
Materials	5.0
Consumer Staples	2.0
Energy	1.5
Utilities	0.9

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.74%	$1,000.00	$1,049.10	$3.76
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class B (a)	Actual	0.99%	$1,000.00	$1,048.60	$5.03
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

Class E (a)	Actual	0.89%	$1,000.00	$1,048.90	$4.52
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—92.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.8%
BWX Technologies, Inc.	120,636	$7,518,035
Harris Corp.	176,928	25,573,173
L3 Technologies, Inc.	21,987	4,228,540
Maxar Technologies, Ltd. (a)	86,205	4,355,077
Textron, Inc.	606,000	39,941,460

		81,616,285

Airlines—0.6%
United Continental Holdings, Inc. (a) (b)	138,000	9,622,740

Auto Components—0.9%
Aptiv plc	165,000	15,118,950

Automobiles—0.2%
Ferrari NV	28,000	3,780,280

Banks—0.9%
Fifth Third Bancorp	330,000	9,471,000
Webster Financial Corp. (a)	85,000	5,414,500

		14,885,500

Biotechnology—2.5%
Alkermes plc (a) (b)	330,000	13,582,800
Alnylam Pharmaceuticals, Inc. (a) (b)	95,000	9,356,550
Incyte Corp. (b)	111,000	7,437,000
Madrigal Pharmaceuticals, Inc. (a) (b)	4,000	1,118,760
Sage Therapeutics, Inc. (b)	18,300	2,864,499
Seattle Genetics, Inc. (b)	109,066	7,240,892
TESARO, Inc. (a) (b)	21,000	933,870

		42,534,371

Building Products—0.8%
Allegion plc (a)	171,000	13,228,560

Capital Markets—3.3%
Cboe Global Markets, Inc. (a)	139,000	14,465,730
KKR & Co. L.P.	325,000	8,076,250
MarketAxess Holdings, Inc. (a)	26,000	5,144,360
Oaktree Capital Group LLC	67,000	2,723,550
TD Ameritrade Holding Corp.	455,000	24,920,350

		55,330,240

Chemicals—2.6%
Air Products & Chemicals, Inc.	109,000	16,974,570
RPM International, Inc. (a)	233,000	13,588,560
Valvoline, Inc. (a)	598,000	12,898,860

		43,461,990

Commercial Services & Supplies—1.8%
ADT, Inc. (a)	330,000	2,854,500
KAR Auction Services, Inc.	219,000	12,001,200
Waste Connections, Inc.	207,190	15,597,263

		30,452,963

Construction Materials—0.5%
Martin Marietta Materials, Inc. (a)	41,000	$9,156,530

Consumer Finance—0.3%
SLM Corp. (a) (b)	485,000	5,553,250

Containers & Packaging—1.4%
Ardagh Group S.A.	35,000	581,700
Ball Corp.	523,000	18,592,650
Sealed Air Corp.	110,000	4,669,500

		23,843,850

Diversified Consumer Services—0.8%
ServiceMaster Global Holdings, Inc. (b)	225,000	13,380,750

Electrical Equipment—1.4%
Sensata Technologies Holding plc (a) (b)	518,000	24,646,440

Electronic Equipment, Instruments & Components—3.5%
Coherent, Inc. (a) (b)	39,000	6,100,380
Corning, Inc.	554,000	15,240,540
Keysight Technologies, Inc. (b)	553,000	32,643,590
National Instruments Corp.	126,000	5,289,480

		59,273,990

Food & Staples Retailing—1.0%
Casey’s General Stores, Inc. (a)	103,000	10,823,240
Sprouts Farmers Market, Inc. (a) (b)	304,000	6,709,280

		17,532,520

Food Products—0.9%
Conagra Brands, Inc.	190,000	6,788,700
TreeHouse Foods, Inc. (a) (b)	179,000	9,399,290

		16,187,990

Gas Utilities—0.3%
Atmos Energy Corp.	63,000	5,678,820

Health Care Equipment & Supplies—7.0%
Cooper Cos., Inc. (The)	124,000	29,195,800
DENTSPLY SIRONA, Inc. (a)	68,000	2,976,360
DexCom, Inc. (b)	62,000	5,888,760
Hologic, Inc. (a) (b)	679,000	26,990,250
IDEXX Laboratories, Inc. (b)	21,000	4,576,740
Teleflex, Inc.	151,000	40,499,710
West Pharmaceutical Services, Inc. (a)	81,000	8,042,490

		118,170,110

Health Care Providers & Services—1.8%
Acadia Healthcare Co., Inc. (a) (b)	203,000	8,304,730
Envision Healthcare Corp. (a) (b)	332,000	14,611,320
MEDNAX, Inc. (b)	174,807	7,565,647

		30,481,697

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.4%
athenahealth, Inc. (a) (b)	19,000	$3,023,660
Veeva Systems, Inc. - Class A (b)	44,000	3,381,840

		6,405,500

Hotels, Restaurants & Leisure—6.3%
Aramark	330,000	12,243,000
Darden Restaurants, Inc.	51,000	5,460,060
Dunkin’ Brands Group, Inc. (a)	144,000	9,946,080
Hilton Worldwide Holdings, Inc.	83,000	6,570,280
Marriott International, Inc. - Class A (a)	110,000	13,926,000
MGM Resorts International	495,000	14,369,850
Norwegian Cruise Line Holdings, Ltd. (b)	468,000	22,113,000
Royal Caribbean Cruises, Ltd.	56,000	5,801,600
Vail Resorts, Inc.	61,000	16,725,590

		107,155,460

Industrial Conglomerates—1.8%
Roper Technologies, Inc.	108,000	29,798,280

Insurance—4.7%
Assurant, Inc. (a)	63,000	6,519,870
Axis Capital Holdings, Ltd.	54,000	3,003,480
FNF Group	580,000	21,819,600
Progressive Corp. (The)	384,000	22,713,600
Willis Towers Watson plc	165,000	25,014,000

		79,070,550

Internet & Direct Marketing Retail—0.7%
Expedia Group, Inc. (a)	94,000	11,297,860

Internet Software & Services—1.6%
Dropbox, Inc. - Class A (b)	17,446	565,599
IAC/InterActiveCorp (b)	124,000	18,908,760
Match Group, Inc. (a) (b)	35,726	1,384,025
Shopify, Inc. - Class A (b)	25,000	3,647,250
Zillow Group, Inc. - Class A (a) (b)	28,000	1,673,000
Zillow Group, Inc. - Class C (b)	23,897	1,411,357

		27,589,991

IT Services—6.8%
Black Knight, Inc. (b)	250,000	13,387,500
CoreLogic, Inc. (b)	290,000	15,051,000
Fidelity National Information Services, Inc.	97,000	10,284,910
Fiserv, Inc. (b)	275,000	20,374,750
FleetCor Technologies, Inc. (a) (b)	65,604	13,819,483
Gartner, Inc. (a) (b)	55,000	7,309,500
Global Payments, Inc.	111,000	12,375,390
Worldpay, Inc. - Class A (b)	275,000	22,489,500

		115,092,033

Life Sciences Tools & Services—3.2%
Agilent Technologies, Inc.	384,000	23,746,560
Bruker Corp. (a)	550,000	15,972,000
Illumina, Inc. (b)	19,000	5,306,510

Life Sciences Tools & Services—(Continued)
IQVIA Holdings, Inc. (b)	97,000	9,682,540

		54,707,610

Machinery—4.2%
Colfax Corp. (a) (b)	272,000	8,336,800
Fortive Corp.	205,000	15,807,550
Gardner Denver Holdings, Inc. (a) (b)	271,037	7,965,777
IDEX Corp. (a)	191,000	26,067,680
Xylem, Inc. (a)	206,000	13,880,280

		72,058,087

Metals & Mining—0.5%
Franco-Nevada Corp.	110,000	8,032,200

Multi-Utilities—0.6%
Sempra Energy (a)	87,000	10,101,570

Multiline Retail—1.8%
Dollar General Corp.	302,000	29,777,200

Oil, Gas & Consumable Fuels—1.5%
ARC Resources, Ltd.	270,000	2,789,031
Centennial Resource Development, Inc. - Class A (b)	276,000	4,984,560
Concho Resources, Inc. (a) (b)	111,000	15,356,850
Venture Global LNG, Inc. - Series B (b) (c) (d) (e)	78	395,070
Venture Global LNG, Inc. - Series C (b) (c) (d) (e)	540	2,735,100

		26,260,611

Pharmaceuticals—0.8%
Catalent, Inc. (a) (b)	333,000	13,949,370

Professional Services—3.7%
CoStar Group, Inc. (b)	28,000	11,553,640
Equifax, Inc.	44,000	5,504,840
IHS Markit, Ltd. (a) (b)	208,000	10,730,720
TransUnion	235,000	16,835,400
Verisk Analytics, Inc. (a) (b)	166,000	17,868,240

		62,492,840

Real Estate Management & Development—0.1%
WeWork Cos., Inc. - Class A (b) (c) (d) (e)	34,388	1,576,690

Road & Rail—0.8%
J.B. Hunt Transport Services, Inc. (a)	27,000	3,281,850
Kansas City Southern (a)	96,000	10,172,160

		13,454,010

Semiconductors & Semiconductor Equipment—5.0%
Marvell Technology Group, Ltd. (a)	611,000	13,099,840
Maxim Integrated Products, Inc.	167,000	9,796,220
Microchip Technology, Inc. (a)	376,000	34,197,200
Qorvo, Inc. (b)	55,000	4,409,350
Skyworks Solutions, Inc.	83,000	8,021,950

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Xilinx, Inc.	234,000	$15,270,840

		84,795,400

Software—5.2%
Atlassian Corp. plc - Class A (a) (b)	201,000	12,566,520
CDK Global, Inc.	127,000	8,261,350
Electronic Arts, Inc. (b)	28,000	3,948,560
Guidewire Software, Inc. (a) (b)	55,000	4,882,900
Red Hat, Inc. (b)	77,000	10,346,490
ServiceNow, Inc. (b)	14,000	2,414,580
Splunk, Inc. (b)	38,000	3,766,180
SS&C Technologies Holdings, Inc.	151,753	7,875,981
Symantec Corp.	388,000	8,012,200
Tableau Software, Inc. - Class A (a) (b)	100,000	9,775,000
Workday, Inc. - Class A (b)	138,000	16,714,560

		88,564,321

Specialty Retail—2.6%
Burlington Stores, Inc. (b)	77,000	11,590,810
CarMax, Inc. (a) (b)	154,000	11,221,980
Michaels Cos., Inc. (The) (a) (b)	221,000	4,236,570
O’Reilly Automotive, Inc. (b)	39,000	10,669,230
Ulta Salon Cosmetics & Fragrance, Inc. (b)	27,000	6,303,420

		44,022,010

Textiles, Apparel & Luxury Goods—2.2%
PVH Corp.	39,000	5,839,080
Tapestry, Inc.	661,000	30,875,310

		36,714,390

Trading Companies & Distributors—1.0%
HD Supply Holdings, Inc. (b)	384,000	16,469,760

Total Common Stocks (Cost $1,098,488,011)		1,573,323,569

Convertible Preferred Stocks—0.6%

Internet Software & Services—0.2%
Roofoods, Ltd. - Series F (b) (c) (d) (e)	7,253	2,564,447

Real Estate Management & Development—0.4%
WeWork Cos., Inc. - Series D1 (b) (c) (d) (e)	89,839	4,119,118
WeWork Cos., Inc. - Series D2 (b) (c) (d) (e)	70,588	3,236,460

		7,355,578

Total Convertible Preferred Stocks (Cost $5,235,743)		9,920,025

Short-Term Investment—6.8%

Mutual Fund—6.8%
T. Rowe Price Treasury Reserve Fund (f)	114,913,335	114,913,335

Total Short-Term Investments (Cost $114,913,335)		114,913,335

Securities Lending Reinvestments (g)—19.1%
Security Description	Principal Amount*	Value

Certificates of Deposit—9.9%
Banco Del Estado De Chile New York 2.588%, 1M LIBOR + 0.500%, 09/21/18 (h)	5,000,000	$5,002,980
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (h)	2,000,000	1,999,884
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (h)	10,000,000	10,014,000
Barclays Bank plc 2.430%, 08/01/18	6,000,000	6,001,782
Barclays Capital, plc 2.271%, 1M LIBOR + 0.270%, 08/03/18 (h)	7,000,000	6,999,342
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (h)	4,000,000	4,003,720
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (h)	5,000,000	5,001,875
Citibank N.A. 2.376%, 1M LIBOR + 0.330%, 09/12/18 (h)	4,000,000	3,999,716
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (h)	3,000,000	2,999,547
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (h)	8,500,000	8,506,613
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (h)	9,000,000	9,000,414
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (h)	7,000,000	7,001,176
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	5,500,000	5,499,775
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 08/13/18	4,969,636	4,987,150
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (h)	5,000,000	5,000,020
2.486%, 1M LIBOR + 0.440%, 10/11/18 (h)	2,500,000	2,501,358
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (h)	2,000,000	2,000,104
2.427%, 1M LIBOR + 0.370%, 02/14/19 (h)	3,000,000	3,001,269
2.548%, 3M LIBOR + 0.190%, 02/01/19 (h)	5,000,000	5,001,235
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (h)	2,000,000	1,999,980
2.525%, 1M LIBOR + 0.440%, 09/17/18 (h)	1,000,000	1,000,801
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (h)	7,000,000	6,999,881
2.401%, 1M LIBOR + 0.400%, 10/02/18 (h)	6,000,000	5,999,400
Standard Chartered plc 2.250%, 08/21/18	4,000,000	4,000,612
2.384%, 1M LIBOR + 0.300%, 08/22/18 (h)	4,000,000	4,000,096
Sumitomo Mitsui Banking Corp., New York 2.235%, 1M LIBOR + 0.230%, 09/05/18 (h)	3,000,000	3,000,090
2.316%, 1M LIBOR + 0.270%, 09/10/18 (h)	6,000,000	6,000,528
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (h)	3,000,000	3,000,000
2.445%, 3M LIBOR + 0.090%, 10/18/18 (h)	3,002,347	3,000,105
2.447%, 3M LIBOR + 0.110%, 10/11/18 (h)	4,000,000	4,000,436
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (h)	5,000,000	5,000,000
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (h)	6,000,000	6,000,072

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (h)	7,500,000	$7,500,172
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (h)	8,000,000	7,999,472

		168,023,605

Commercial Paper—3.1%
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (h)	4,000,000	4,001,756
ING Funding LLC 2.236%, 1M LIBOR + 0.190%, 08/10/18 (h)	4,000,000	3,999,964
2.350%, 1M LIBOR + 0.320%, 02/08/19 (h)	8,000,000	8,002,336
Macquarie Bank, Ltd. 2.280%, 09/04/18	3,976,693	3,983,736
Sheffield Receivables Co. 2.490%, 11/26/18	1,973,855	1,979,266
Starbird Funding Corp. 2.300%, 08/10/18	5,966,267	5,985,030
Toyota Motor Credit Corp. 2.310%, 09/18/18	4,962,142	4,974,610
2.320%, 07/26/18	4,965,844	4,993,095
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (h)	10,000,000	9,998,080
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (h)	5,000,000	5,000,000

		52,917,873

Repurchase Agreements—5.1%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $5,019,378; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $5,271,438.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $404,447; collateralized by various Common Stock with an aggregate market value of $446,483.	400,000	400,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $7,411,176; collateralized by various Common Stock with an aggregate market value of $8,092,513.	7,250,000	7,250,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $10,025,550; collateralized by various Common Stock with an aggregate market value of $11,121,951.	10,000,000	10,000,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $4,340,678; collateralized by U.S. Government Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $4,428,772.	4,339,955	4,339,955

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $3,878,248; collateralized by various Common Stock with an aggregate market value of $4,070,000.	3,700,000	3,700,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $15,436,650; collateralized by various Common Stock with an aggregate market value of $16,500,002.	15,000,000	15,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $7,532,529; collateralized by various Common Stock with an aggregate market value of $8,346,684.	7,500,000	7,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $1,214,837; collateralized by various Common Stock with an aggregate market value of $1,335,469.	1,200,000	1,200,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $1,207,488; collateralized by various Common Stock with an aggregate market value of $1,335,469.	1,200,000	1,200,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $6,039,387; collateralized by various Common Stock with an aggregate market value of $6,677,347.	6,000,000	6,000,000
Societe Generale Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $1,710,455; collateralized by various Common Stock with an aggregate market value of $1,891,848.	1,700,000	1,700,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $2,315,193; collateralized by various Common Stock with an aggregate market value of $2,559,559.	2,300,000	2,300,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,307,107; collateralized by various Common Stock with an aggregate market value of $1,446,707.	1,300,000	1,300,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $2,514,663; collateralized by various Common Stock with an aggregate market value of $2,782,130.	2,500,000	2,500,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $8,628,323; collateralized by various Common Stock with an aggregate market value of $9,570,526.	8,600,000	8,600,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $7,534,233; collateralized by various Common Stock with an aggregate market value of $8,346,389.	7,500,000	7,500,000

		85,489,955

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—1.0%
Australia New Zealand Bank 1.900%, 07/02/18	5,000,000	$5,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	1,000,000	1,000,000
DNB Bank ASA 1.870%, 07/02/18	2,000,000	2,000,000
1.870%, 07/02/18	1,000,000	1,000,000
DZ Bank AG 1.890%, 07/02/18	2,000,000	2,000,000
Erste Group Bank AG 1.910%, 07/02/18	2,000,000	2,000,000
Nordea Bank New York 1.880%, 07/02/18	2,000,000	2,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	2,000,000	2,000,000

		17,000,000

Total Securities Lending Reinvestments (Cost $323,392,574)		323,431,433

Total Investments—119.3% (Cost $1,542,029,663)		2,021,588,362
Other assets and liabilities (net)—(19.3)%		(326,904,017)

Net Assets—100.0%		$1,694,684,345

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $316,725,895 and the collateral received consisted of cash in the amount of $323,306,739. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of June 30, 2018, these securities represent 0.9% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2018, the market value of restricted securities was $14,626,885, which is 0.9% of net assets. See details shown in the Restricted Securities table that follows.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(h)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Restricted Securities	Acquisition Date	Shares	Cost	Value
Roofoods, Ltd. - Series F	9/12/2017	7,253	$2,564,447	$2,564,447
Venture Global LNG, Inc. - Series B	3/8/2018	78	235,560	395,070
Venture Global LNG, Inc. - Series C	10/16/2017	540	1,987,525	2,735,100
WeWork Cos., Inc. - Class A	12/09/14 - 05/26/15	34,388	498,861	1,576,690
WeWork Cos., Inc. - Series D1	12/9/2014	89,839	1,495,924	4,119,118
WeWork Cos., Inc. - Series D2	12/9/2014	70,588	1,175,372	3,236,460

				$14,626,885

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$81,616,285	$—	$—	$81,616,285
Airlines	9,622,740	—	—	9,622,740
Auto Components	15,118,950	—	—	15,118,950
Automobiles	3,780,280	—	—	3,780,280
Banks	14,885,500	—	—	14,885,500
Biotechnology	42,534,371	—	—	42,534,371
Building Products	13,228,560	—	—	13,228,560
Capital Markets	55,330,240	—	—	55,330,240
Chemicals	43,461,990	—	—	43,461,990
Commercial Services & Supplies	30,452,963	—	—	30,452,963
Construction Materials	9,156,530	—	—	9,156,530
Consumer Finance	5,553,250	—	—	5,553,250
Containers & Packaging	23,843,850	—	—	23,843,850
Diversified Consumer Services	13,380,750	—	—	13,380,750
Electrical Equipment	24,646,440	—	—	24,646,440
Electronic Equipment, Instruments & Components	59,273,990	—	—	59,273,990
Food & Staples Retailing	17,532,520	—	—	17,532,520
Food Products	16,187,990	—	—	16,187,990
Gas Utilities	5,678,820	—	—	5,678,820
Health Care Equipment & Supplies	118,170,110	—	—	118,170,110
Health Care Providers & Services	30,481,697	—	—	30,481,697
Health Care Technology	6,405,500	—	—	6,405,500
Hotels, Restaurants & Leisure	107,155,460	—	—	107,155,460
Industrial Conglomerates	29,798,280	—	—	29,798,280
Insurance	79,070,550	—	—	79,070,550
Internet & Direct Marketing Retail	11,297,860	—	—	11,297,860
Internet Software & Services	27,589,991	—	—	27,589,991
IT Services	115,092,033	—	—	115,092,033
Life Sciences Tools & Services	54,707,610	—	—	54,707,610
Machinery	72,058,087	—	—	72,058,087
Metals & Mining	8,032,200	—	—	8,032,200
Multi-Utilities	10,101,570	—	—	10,101,570
Multiline Retail	29,777,200	—	—	29,777,200
Oil, Gas & Consumable Fuels	23,130,441	—	3,130,170	26,260,611
Pharmaceuticals	13,949,370	—	—	13,949,370
Professional Services	62,492,840	—	—	62,492,840
Real Estate Management & Development	—	—	1,576,690	1,576,690
Road & Rail	13,454,010	—	—	13,454,010
Semiconductors & Semiconductor Equipment	84,795,400	—	—	84,795,400
Software	88,564,321	—	—	88,564,321

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$44,022,010	$—	$—	$44,022,010
Textiles, Apparel & Luxury Goods	36,714,390	—	—	36,714,390
Trading Companies & Distributors	16,469,760	—	—	16,469,760
Total Common Stocks	1,568,616,709	—	4,706,860	1,573,323,569
Total Convertible Preferred Stocks*	—	—	9,920,025	9,920,025
Total Short-Term Investment*	114,913,335	—	—	114,913,335
Total Securities Lending Reinvestments*	—	323,431,433	—	323,431,433
Total Investments	$1,683,530,044	$323,431,433	$14,626,885	$2,021,588,362

Collateral for Securities Loaned (Liability)	$—	$(323,306,739)	$—	$(323,306,739)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended June 30, 2018 is not presented.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,906,675,027
Affiliated investments at value (c)	114,913,335
Cash	56,517
Cash denominated in foreign currencies (d)	9,443
Receivable for:
Investments sold	2,745,282
Fund shares sold	516,159
Dividends	790,345
Dividends on affiliated investments	191,171

Total Assets	2,025,897,279
Liabilities
Collateral for securities loaned	323,306,739
Payables for:
Investments purchased	5,636,890
Fund shares redeemed	589,010
Accrued Expenses:
Management fees	1,005,253
Distribution and service fees	225,408
Deferred trustees’ fees	125,633
Other expenses	324,001

Total Liabilities	331,212,934

Net Assets	$1,694,684,345

Net Assets Consist of:
Paid in surplus	$1,050,206,342
Undistributed net investment income	521,734
Accumulated net realized gain	164,397,578
Unrealized appreciation on investments and foreign currency transactions	479,558,691

Net Assets	$1,694,684,345

Net Assets
Class A	$608,575,031
Class B	1,062,432,812
Class E	23,676,502
Capital Shares Outstanding*
Class A	55,786,028
Class B	106,708,046
Class E	2,289,659
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.91
Class B	9.96
Class E	10.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $316,725,895.
(b)	Identified cost of investments, excluding affiliated investments, was $1,427,116,328.
(c)	Identified cost of affiliated investments was $114,913,335.
(d)	Identified cost of cash denominated in foreign currencies was $9,443.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends (a)	$6,884,292
Dividends from affiliated investments	957,010
Securities lending income	728,185

Total investment income	8,569,487
Expenses
Management fees	6,617,440
Administration fees	27,894
Custodian and accounting fees	119,187
Distribution and service fees—Class B	1,357,298
Distribution and service fees—Class E	18,558
Audit and tax services	24,132
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	62,739
Insurance	5,561
Miscellaneous	12,951

Total expenses	8,288,045
Less management fee waiver	(370,028)
Less broker commission recapture	(135)

Net expenses	7,917,882

Net Investment Income	651,605

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	165,443,404
Foreign currency transactions	3,081

Net realized gain	165,446,485

Net change in unrealized depreciation on:
Investments	(80,182,302)
Foreign currency transactions	(22)

Net change in unrealized depreciation	(80,182,324)

Net realized and unrealized gain	85,264,161

Net Increase in Net Assets From Operations	$85,915,766

(a)	Net of foreign withholding taxes of $42,200.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$651,605	$(870,219)
Net realized gain	165,446,485	235,944,661
Net change in unrealized appreciation (depreciation)	(80,182,324)	144,886,126

Increase in net assets from operations	85,915,766	379,960,568

From Distributions to Shareholders
Net realized capital gains
Class A	(80,236,054)	(53,031,193)
Class B	(151,992,970)	(93,533,444)
Class E	(3,284,881)	(1,976,268)

Total distributions	(235,513,905)	(148,540,905)

Increase (decrease) in net assets from capital share transactions	60,145,740	(53,978,440)

Total increase (decrease) in net assets	(89,452,399)	177,441,223

Net Assets
Beginning of period	1,784,136,744	1,606,695,521

End of period	$1,694,684,345	$1,784,136,744

Undistributed net investment income (loss)
End of period	$521,734	$(129,871)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	908,103	$11,018,429	3,054,016	$34,661,069
Reinvestments	7,138,439	80,236,054	4,865,247	53,031,193
Redemptions	(8,505,010)	(105,346,904)	(8,626,894)	(97,209,339)

Net decrease	(458,468)	$(14,092,421)	(707,631)	$(9,517,077)

Class B
Sales	1,550,907	$17,595,682	3,594,196	$37,728,820
Reinvestments	14,814,130	151,992,970	9,269,915	93,533,444
Redemptions	(8,530,785)	(97,015,852)	(16,750,118)	(175,524,143)

Net increase (decrease)	7,834,252	$72,572,800	(3,886,007)	$(44,261,879)

Class E
Sales	128,122	$1,518,651	174,116	$1,872,674
Reinvestments	308,440	3,284,881	189,661	1,976,268
Redemptions	(266,697)	(3,138,171)	(374,314)	(4,048,426)

Net increase (decrease)	169,865	$1,665,361	(10,537)	$(199,484)

Increase (decrease) derived from capital shares transactions		$60,145,740		$(53,978,440)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$11.92		$10.37	$11.39		$12.52	$12.29	$9.53

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.01	0.01	(b)	0.00 (c)	(0.01)	(0.01)
Net realized and unrealized gain on investments	0.62		2.51	0.64		0.91	1.45	3.38

Total from investment operations	0.63		2.52	0.65		0.91	1.44	3.37

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		0.00	0.00	(0.05)
Distributions from net realized capital gains	(1.64)		(0.97)	(1.67)		(2.04)	(1.21)	(0.56)

Total distributions	(1.64)		(0.97)	(1.67)		(2.04)	(1.21)	(0.61)

Net Asset Value, End of Period	$10.91		$11.92	$10.37		$11.39	$12.52	$12.29

Total Return (%) (d)	4.91	(e)	25.13	6.52		6.88	13.04	36.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(f)	0.78	0.78		0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (g)	0.74	(f)	0.74	0.73		0.74	0.74	0.75
Ratio of net investment income (loss) to average net assets (%)	0.23	(f)	0.11	0.11	(b)	0.02	(0.08)	(0.12)
Portfolio turnover rate (%)	11	(e)	25	26		25	23	25
Net assets, end of period (in millions)	$608.6		$670.2	$590.7		$602.3	$639.3	$799.0

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$11.02		$9.68	$10.77		$11.96	$11.82	$9.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(c)	(0.02)	(0.01	)(b)	(0.03)	(0.04)	(0.04)
Net realized and unrealized gain on investments	0.58		2.33	0.59		0.88	1.39	3.25

Total from investment operations	0.58		2.31	0.58		0.85	1.35	3.21

Less Distributions
Distributions from net investment income	0.00		0.00	0.00		0.00	0.00	(0.02)
Distributions from net realized capital gains	(1.64)		(0.97)	(1.67)		(2.04)	(1.21)	(0.56)

Total distributions	(1.64)		(0.97)	(1.67)		(2.04)	(1.21)	(0.58)

Net Asset Value, End of Period	$9.96		$11.02	$9.68		$10.77	$11.96	$11.82

Total Return (%) (d)	4.86	(e)	24.74	6.22		6.67	12.77	36.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	(f)	1.03	1.03		1.03	1.03	1.03
Net ratio of expenses to average net assets (%) (g)	0.99	(f)	0.99	0.98		0.99	0.99	1.00
Ratio of net investment loss to average net assets (%)	(0.02	)(f)	(0.14)	(0.14	)(b)	(0.23)	(0.33)	(0.37)
Portfolio turnover rate (%)	11	(e)	25	26		25	23	25
Net assets, end of period (in millions)	$1,062.4		$1,089.8	$994.8		$1,030.3	$1,072.1	$1,081.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017		2016		2015	2014	2013
Net Asset Value, Beginning of Period	$11.38		$9.96		$11.02		$12.19	$12.01	$9.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00	(c)	(0.00	)(c)	(0.00	)(b)(c)	(0.02)	(0.03)	(0.03)
Net realized and unrealized gain on investments	0.60		2.39		0.61		0.89	1.42	3.30

Total from investment operations	0.60		2.39		0.61		0.87	1.39	3.27

Less Distributions
Distributions from net investment income	0.00		0.00		0.00		0.00	0.00	(0.03)
Distributions from net realized capital gains	(1.64)		(0.97)		(1.67)		(2.04)	(1.21)	(0.56)

Total distributions	(1.64)		(0.97)		(1.67)		(2.04)	(1.21)	(0.59)

Net Asset Value, End of Period	$10.34		$11.38		$9.96		$11.02	$12.19	$12.01

Total Return (%) (d)	4.89	(e)	24.85		6.36		6.72	12.92	36.68

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	(f)	0.93		0.93		0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (g)	0.89	(f)	0.89		0.88		0.89	0.89	0.90
Ratio of net investment income (loss) to average net assets (%)	0.08	(f)	(0.04)		(0.04	)(b)	(0.13)	(0.23)	(0.27)
Portfolio turnover rate (%)	11	(e)	25		26		25	23	25
Net assets, end of period (in millions)	$23.7		$24.1		$21.2		$22.1	$22.4	$22.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (“PFICs”) and ordinary loss netting. These adjustments have no impact on net assets or the results of operations.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $85,489,955. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$184,480,219	$0	$388,656,393

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2018 were $6,617,440.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the six months ended June 30, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of Affiliated issuers during the six months ended June 30, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Ending Value as of June 30, 2018	Income earned from affiliates during the period	Number of shares held at June 30, 2018
T. Rowe Price Treasury Reserve Fund	$83,016,042	$202,220,895	$(170,323,602)	$114,913,335	$957,010	114,913,335

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,542,746,004

Gross unrealized appreciation	515,924,350
Gross unrealized depreciation	(37,081,992)

Net unrealized appreciation (depreciation)	$478,842,358

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$6,765,838	$6,906,007	$141,775,067	$233,940,972	$148,540,905	$240,846,979

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$13,066,670	$222,114,669	$559,024,674	$—	$794,206,013

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-20

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed By TCW Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the TCW Core Fixed Income Portfolio returned -1.37% and -1.34%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned -1.62%.

After an impressive start to the year that saw the persistence of 2017’s animal spirits brought forth by the prospect of fiscal stimulus, equities experienced a severe sell-off in early February as elevated volatility exposed lopsided risk positioning and retail outflows reinforced the trend. While there was no single catalyst for the volatility spike, markets seemed to be pricing in the reality of tighter global liquidity conditions combined with a continued rate policy normalization from the Federal Reserve (the “Fed”). Meanwhile, the hand-off of monetary control from Janet Yellen to Jerome Powell occurred with few hiccups, as the Fed proceeded with March and June hikes of 25 basis points (“bps”) each.

Encouraging signs continued to appear across the macroeconomic spectrum in the second quarter, as GDP growth picked up slightly and strength persisted in corporate earnings and housing market metrics. Further, long dormant pricing pressures surfaced, as the Core Personal Consumption Expenditures Index, the Fed’s preferred inflation measure, hit the long-sought 2% year-over-year target in May. Coupled with an early June unemployment rate that fell to 3.8% (matching lows last seen in 2000 and 1969 previously), a reasonable conclusion might be drawn the economy is humming and possibly poised to gain speed in the wake of fiscal stimulus earlier in the period. However, in our view, sustained growth appears to be challenged by economic headwinds. Many coincident or leading indicators have skewed toward signaling tighter financial conditions and a restraint in the pace of faster growth. Thematically, there has been less accommodative Fed policy (at seven hikes and counting since December 2015, along with balance sheet reduction), resulting in higher short-term rates and a recession-hinting flatness to the U.S. Treasury curve. A sharp and export-slowing rise in the dollar combined with the deadweight loss from trade tariffs will likely hinder growth prospects in the U.S. and globally.

An increase in volatility was another theme during the first half of 2018, following a near-absence of it in 2017. Bonds responded to the heightened perceived risk through widening credit spreads, particularly within the investment grade market as increased leverage and limited covenant protection issues appeared to weigh on confidence and reset risk premiums higher.

Across asset classes, equities resumed their ascent after a flat first quarter, with the S&P 500 Index gaining 3.4%. In contrast, the backdrop of rising rates, though not a wholesale recalibration of risk, proved a challenging headwind for fixed income markets as the Bloomberg Barclays U.S. Aggregate Bond Index was down 0.2% for the quarter, trailing duration-matched Treasuries by 23 bps. Investment grade credit bonds declined even further relative to the broad-based bond composition of the Aggregate Bond Index, falling 0.9% in the second quarter to bring its year-to-date decline to 3%. Conversely, non-investment grade bonds fared better than investment grade over the period. High yield credit bonds benefited from lighter issuance and strong demand to post a 1% gain and over 95 bps of positive excess return over duration-matched Treasuries in the second quarter. Despite the relative outperformance compared to investment grade bonds, the year-to-date return of approximately 0.2% for high yield bonds was its worst opening six months since 2008. Among securitized issues, non-agency mortgage-backed securities (“MBS”) were up again as durable housing fundamentals prevailed along with limited new supply. Agency MBS returned 0.2% during the quarter, though the sector still trailed Treasuries by 24 bps on a year-to-date basis. Asset-backed securities (“ABS”) posted slight positive returns in the second quarter, gaining 0.4% as auto loan ABS remediated and student loan holdings held in. Commercial MBS (“CMBS”) was largely flat in the second quarter though non-agency CMBS bonds outpaced agency CMBS bonds.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio returned -1.37% in the first half of 2018 and outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned -1.62% over the period. The Portfolio’s relative underweight duration position relative to the benchmark benefited performance, particularly in the earlier part of the period as rates rose significantly more than in the latter part of the period. An underweight to investment grade corporate bonds and non-U.S. sovereign debt aided overall results, as these sectors lagged Index returns. Issue selection among securitized products further contributed to relative performance, particularly the allocation to floating rate student loan ABS guaranteed by the federal government while fixed rate, lower coupon agency MBS detracted from returns amid higher rates.

At period end, Portfolio strategy and positioning continued to be focused, we believe, on higher quality, better-collateralized areas of the market. Securitized products remain an emphasis and our positioning favored higher quality, more senior issues. In our view, non-agency MBS remained one of the more attractive opportunities in fixed income given the defensive nature of an asset that continued

BHFTI-1

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed By TCW Investment Management Company

Portfolio Manager Commentary*—(Continued)

to de-lever. However, improved pricing within the sector led us to reduce the Portfolio’s weighting over the period. As of June 30, 2018, CMBS exposure was skewed towards agency-backed and seasoned non-agency issues at the top of the capital structure and single asset single borrower deals. ABS allocation favored more robust structures such as federally guaranteed student loans and AAA-rated CLOs that appeared attractively valued. In the corporate credit market, we remained defensively positioned and emphasized more defensive sectors within the Portfolio.

Tad Rivelle

Bryan Whalen

Laird Landmann

Stephen Kane

Portfolio Managers

TCW Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	Since Inception[2]
TCW Core Fixed Income Portfolio
Class A	-1.37	-0.20	1.12
Class B	-1.34	-0.46	0.99
Bloomberg Barclays U.S. Aggregate Bond Index	-1.62	-0.40	1.20

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception date of the Class A and Class B shares is 5/1/2015. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	59.5
Corporate Bonds & Notes	31.1
Asset-Backed Securities	9.5
Mortgage-Backed Securities	2.7
Municipals	0.5

BHFTI-3

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.43%	$1,000.00	$986.30	$2.12
	Hypothetical*	0.43%	$1,000.00	$1,022.66	$2.16

Class B (a)	Actual	0.68%	$1,000.00	$986.60	$3.35
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

U.S. Treasury & Government Agencies—59.5% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—31.2%
Fannie Mae 15 Yr. Pool 3.000%, 06/01/32	1,983,621	$1,972,923
3.000%, TBA (a)	10,800,000	10,736,600
Fannie Mae 30 Yr. Pool 3.000%, 07/01/45	19,932,509	19,372,111
3.000%, TBA (a)	11,290,000	10,936,746
3.500%, 12/01/47	22,077,275	21,984,332
3.500%, 01/01/48	14,808,468	14,746,126
3.500%, 02/01/48	7,873,033	7,848,510
3.500%, 04/01/48	8,465,478	8,436,732
3.500%, TBA (a)	18,430,000	18,343,305
4.000%, 04/01/47	1,949,208	1,989,211
4.000%, 06/01/47	12,623,431	12,888,557
4.000%, 07/01/47	13,084,781	13,359,490
4.000%, 01/01/48	5,174,899	5,286,296
4.000%, TBA (a)	15,110,000	15,404,672
4.500%, 02/01/46	5,260,493	5,505,601
4.500%, TBA (a)	33,440,000	34,819,688
Fannie Mae Pool 2.593%, 04/01/23	10,973,802	10,759,978
2.740%, 03/01/25	2,084,385	2,024,014
2.740%, 03/01/26	3,855,000	3,706,848
2.950%, 05/01/31	4,239,931	4,023,388
3.030%, 03/01/31	1,057,645	1,007,869
3.320%, 08/01/26	1,895,000	1,888,263
3.490%, 02/01/33	4,000,000	3,925,452
3.500%, 01/01/44	7,088,278	7,084,917
3.550%, 03/01/24	4,015,647	4,064,103
3.580%, 03/01/27	2,827,531	2,869,653
3.690%, 05/01/30	8,760,000	8,830,953
4.380%, 04/01/21	4,482,410	4,611,016
4.381%, 06/01/21	5,011,952	5,179,777
4.520%, 08/01/19	4,008,553	4,078,471
4.550%, 10/01/19	4,827,903	4,927,921
Fannie Mae-ACES (CMO) 2.418%, 1M LIBOR + 0.470%, 09/25/24 (b)	10,816,664	10,845,374
2.441%, 1M LIBOR + 0.350%, 08/25/18 (b)	1,564,919	1,565,331
2.568%, 12/25/26 (b)	9,410,000	8,788,998
Freddie Mac 15 Yr. Gold Pool 2.500%, 12/01/31	8,962,679	8,716,091
2.500%, 01/01/32	2,153,337	2,094,083
3.000%, 03/01/31	2,616,537	2,599,374
Freddie Mac 30 Yr. Gold Pool 3.000%, 06/01/46	9,142,385	8,863,694
3.000%, 08/01/46	4,549,848	4,411,153
3.000%, 09/01/46	3,609,699	3,499,661
3.000%, 10/01/46	11,045,431	10,707,013
3.000%, 11/01/46	14,529,254	14,081,842
3.000%, 01/01/47	16,175,436	15,666,653
3.000%, 02/01/47	2,066,678	2,002,501
3.500%, 04/01/45	6,997,474	7,021,337
3.500%, 11/01/45	1,355,228	1,353,867
3.500%, 06/01/46	5,153,099	5,140,480
3.500%, 08/01/46	4,375,203	4,371,913

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.500%, 04/01/47	17,132,089	17,109,571
3.500%, 12/01/47	18,782,141	18,757,453
3.500%, 01/01/48	27,431,117	27,450,336
3.500%, 03/01/48	47,151,898	47,062,700
4.000%, 01/01/45	5,699,207	5,864,422
4.000%, 12/01/45	13,311,135	13,686,224
4.000%, 03/01/48	1,119,018	1,148,383
4.000%, 06/01/48	1,763,933	1,807,287
4.000%, TBA (a)	6,570,000	6,696,609
4.500%, TBA (a)	29,240,000	30,424,623
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 2.361%, 1M LIBOR + 0.360%, 08/25/24 (b)	4,464,288	4,476,304
2.951%, 02/25/24	8,893,769	8,879,948
3.750%, 04/25/33	5,465,000	5,527,629
Ginnie Mae II 30 Yr. Pool 3.000%, 10/20/46	3,514,777	3,448,439
3.000%, 12/20/46	10,643,542	10,436,620
3.000%, 04/20/47	2,003,056	1,963,350
3.000%, TBA (a)	11,545,000	11,294,933
3.500%, 04/20/46	8,062,420	8,108,753
3.500%, 05/20/46	3,678,370	3,698,942
3.500%, 06/20/46	827,882	832,257
3.500%, 11/20/46	11,902,664	11,959,263
3.500%, 01/20/47	2,094,069	2,104,027
3.500%, 09/20/47	4,771,775	4,794,466
3.500%, TBA (a)	9,460,000	9,496,398
4.000%, 11/20/47	5,353,481	5,491,789
4.000%, TBA (a)	5,300,000	5,432,086
4.500%, 02/20/47	7,770,584	8,159,402
4.500%, 06/20/47	14,541,566	15,120,422
5.000%, 06/20/47	6,928,136	7,293,117
5.000%, 09/20/47	4,318,067	4,536,227

		687,404,868

U.S. Treasury—28.3%
U.S. Treasury Bond 3.125%, 05/15/48 (c)	123,305,000	126,729,604
U.S. Treasury Inflation Indexed Bond 1.000%, 02/15/48 (d)	5,465,434	5,648,968
U.S. Treasury Notes 2.375%, 04/30/20	5,580,000	5,565,614
2.500%, 05/31/20 (c)	72,740,000	72,705,903
2.625%, 06/30/23	130,590,000	129,952,354
2.750%, 04/30/23 (c)	164,355,000	164,515,503
2.750%, 02/15/28	66,110,000	65,544,449
2.875%, 05/15/28 (c)	52,535,000	52,639,660

		623,302,055

Total U.S. Treasury & Government Agencies (Cost $1,319,891,085)		1,310,706,923

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—31.1%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.4%
L3 Technologies, Inc. 4.400%, 06/15/28 (c)	4,935,000	$4,912,027
Northrop Grumman Corp. 3.250%, 01/15/28	3,335,000	3,133,109

		8,045,136

Agriculture—0.2%
BAT Capital Corp. 2.764%, 08/15/22 (144A)	3,340,000	3,202,712
Reynolds American, Inc. 6.875%, 05/01/20	1,000,000	1,061,160

		4,263,872

Airlines—0.3%
America West Airlines Pass-Through Trust 7.100%, 04/02/21 (c)	529,849	564,289
8.057%, 07/02/20	438,547	474,727
American Airlines Pass-Through Trust 4.000%, 07/15/25	1,511,703	1,507,637
4.950%, 01/15/23	697,887	719,277
Continental Airlines Pass-Through Trust 6.545%, 02/02/19	961,012	969,469
U.S. Airways Pass-Through Trust 6.250%, 04/22/23	1,836,089	1,964,616
7.076%, 03/20/21	1,483,275	1,570,417

		7,770,432

Auto Manufacturers—0.6%
Ford Motor Credit Co. LLC 2.021%, 05/03/19 (144A)	1,000,000	991,720
2.875%, 10/01/18	1,000,000	1,000,220
8.125%, 01/15/20	3,175,000	3,400,064
General Motors Co. 3.500%, 10/02/18	2,415,000	2,419,574
4.875%, 10/02/23	3,875,000	3,983,640
General Motors Financial Co., Inc. 3.200%, 07/13/20	1,000,000	995,284

		12,790,502

Banks—10.4%
Bank of America Corp. 2.369%, 3M LIBOR + 0.660%, 07/21/21 (b)	4,320,000	4,234,871
2.738%, 3M LIBOR +0.370%, 01/23/22 (b)	5,570,000	5,470,931
3.004%, 3M LIBOR + 0.790%, 12/20/23 (b)	6,478,000	6,280,661
3.093%, 3M LIBOR +1.090%, 10/01/25 (b)	3,345,000	3,185,203
3.419%, 3M LIBOR + 1.040%, 12/20/28 (b)	1,895,000	1,784,473
3.705%, 3M LIBOR + 1.512%, 04/24/28 (b)	4,685,000	4,518,362
4.125%, 01/22/24	3,090,000	3,140,861
5.000%, 01/21/44	1,500,000	1,588,785
6.500%, 07/15/18 (c)	2,000,000	2,002,549
Bank of New York Mellon Corp. (The) 2.661%, 3M LIBOR + 0.634%, 05/16/23 (b)	2,865,000	2,780,223
Citibank N.A. 3.050%, 05/01/20 (c)	10,000,000	9,996,352

Banks—(Continued)
Citigroup, Inc. 2.050%, 12/07/18	5,000,000	4,990,419
2.450%, 01/10/20	5,000,000	4,943,846
2.500%, 07/29/19	2,250,000	2,239,907
3.668%, 3M LIBOR + 1.390%, 07/24/28 (b)	2,215,000	2,107,373
Cooperatieve Rabobank UA 3.125%, 04/26/21	4,400,000	4,383,141
Discover Bank 2.600%, 11/13/18	4,585,000	4,582,346
Goldman Sachs Bank USA 3.200%, 06/05/20 (c)	4,000,000	4,011,644
Goldman Sachs Group, Inc. (The) 2.625%, 01/31/19	4,040,000	4,036,746
3.272%, 3M LIBOR + 1.201%, 09/29/25 (b)	3,350,000	3,180,902
3.691%, 3M LIBOR + 1.510%, 06/05/28 (b)	3,500,000	3,317,941
3.814%, 3M LIBOR + 1.158%, 04/23/29 (b)	2,230,000	2,121,037
3.850%, 07/08/24	1,595,000	1,581,602
7.500%, 02/15/19 (c)	7,450,000	7,655,793
JPMorgan Chase & Co. 2.700%, 05/18/23	5,585,000	5,361,611
3.509%, 3M LIBOR + 0.945%, 01/23/29 (b)	4,300,000	4,074,056
3.900%, 07/15/25	6,000,000	5,977,481
6.300%, 04/23/19	3,415,000	3,511,060
JPMorgan Chase Bank N.A. 2.604%, 3M LIBOR + 0.280%, 02/01/21 (b)	11,325,000	11,224,912
2.605%, 3M LIBOR + 0.250%, 02/13/20 (b)	8,990,000	8,987,652
3.086%, 3M LIBOR + 0.350%, 04/26/21 (b)	4,700,000	4,688,984
Lloyds Bank plc 3.300%, 05/07/21	3,065,000	3,059,562
Lloyds Banking Group plc 2.907%, 3M LIBOR + 0.810%, 11/07/23 (b)	2,515,000	2,395,433
Morgan Stanley 3.155%, 3M LIBOR + 0.800%, 02/14/20 (b)	6,290,000	6,309,071
3.292%, 3M LIBOR + 0.930%, 07/22/22 (b)	5,000,000	5,040,273
3.875%, 01/27/26	3,500,000	3,445,246
5.625%, 09/23/19	11,050,000	11,386,521
7.300%, 05/13/19	1,000,000	1,036,518
Santander UK Group Holdings plc 2.875%, 08/05/21	1,175,000	1,138,225
Santander UK plc 3.050%, 08/23/18	5,000,000	5,004,045
3.400%, 06/01/21	4,745,000	4,742,257
UBS AG 2.375%, 08/14/19	6,000,000	5,962,517
Wells Fargo & Co. 2.600%, 07/22/20	5,175,000	5,109,289
2.625%, 07/22/22 (c)	9,260,000	8,919,082
3.000%, 04/22/26	6,860,000	6,359,538
3.000%, 10/23/26	600,000	554,001
3.550%, 09/29/25 (c)	2,095,000	2,030,841
Wells Fargo Bank N.A. 2.400%, 01/15/20	18,000,000	17,826,920

		228,281,063

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.5%
Anheuser-Busch InBev Finance, Inc. 4.900%, 02/01/46	4,435,000	$4,560,858
Bacardi, Ltd. 4.700%, 05/15/28 (144A)	1,105,000	1,086,804
5.300%, 05/15/48 (144A)	1,105,000	1,047,246
Constellation Brands, Inc. 2.000%, 11/07/19	5,500,000	5,418,706

		12,113,614

Biotechnology—0.7%
Amgen, Inc. 2.125%, 05/01/20	1,250,000	1,228,859
4.400%, 05/01/45	4,100,000	3,907,599
Baxalta, Inc. 2.875%, 06/23/20	1,000,000	988,619
4.000%, 06/23/25	2,497,000	2,444,495
Biogen, Inc. 5.200%, 09/15/45	1,100,000	1,167,344
Celgene Corp. 5.000%, 08/15/45	4,250,000	4,161,567
Gilead Sciences, Inc. 3.700%, 04/01/24	1,500,000	1,502,868
4.750%, 03/01/46	940,000	970,261

		16,371,612

Chemicals—0.6%
Dow Chemical Co. (The) 8.550%, 05/15/19	4,290,000	4,496,263
LyondellBasell Industries NV 5.000%, 04/15/19	3,250,000	3,282,133
Monsanto Co. 1.850%, 11/15/18	5,110,000	5,095,869

		12,874,265

Commercial Services—0.2%
Moody’s Corp. 2.671%, 3M LIBOR + 0.350%, 09/04/18 (b)	4,000,000	4,000,952

Computers—0.3%
Apple, Inc. 4.650%, 02/23/46	998,000	1,075,146
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	4,800,000	4,812,085

		5,887,231

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.500%, 05/15/21	2,160,000	2,200,771
Air Lease Corp. 4.750%, 03/01/20	3,385,000	3,456,645
American Express Credit Corp. 1.875%, 05/03/19	2,000,000	1,985,312
International Lease Finance Corp. 7.125%, 09/01/18 (144A)	8,700,000	8,756,758

Diversified Financial Services—(Continued)
Protective Life Global Funding 2.700%, 11/25/20 (144A)	3,045,000	3,004,239

		19,403,725

Electric—3.2%
Appalachian Power Co. 3.300%, 06/01/27	760,000	730,130
4.450%, 06/01/45	1,440,000	1,480,641
Dominion Energy, Inc. 1.875%, 12/15/18 (144A)	5,000,000	4,980,670
Duke Energy Carolinas LLC 4.250%, 12/15/41	3,300,000	3,362,667
Duke Energy Florida LLC 2.100%, 12/15/19 (c)	2,527,500	2,512,917
Duke Energy Progress LLC 4.100%, 05/15/42	1,000,000	995,307
4.100%, 03/15/43	2,325,000	2,329,475
Duquesne Light Holdings, Inc. 6.400%, 09/15/20 (144A)	3,250,000	3,435,273
El Paso Electric Co. 3.300%, 12/15/22	825,000	802,001
Entergy Corp. 4.000%, 07/15/22	3,000,000	3,041,782
Entergy Texas, Inc. 7.125%, 02/01/19	2,889,000	2,955,530
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	4,000,000	4,030,675
Florida Power & Light Co. 3.950%, 03/01/48	2,500,000	2,452,798
Indiana Michigan Power Co. 7.000%, 03/15/19	2,775,000	2,856,832
International Transmission Co. 4.625%, 08/15/43	2,750,000	2,907,083
Kansas City Power & Light Co. 4.200%, 03/15/48	2,250,000	2,211,670
MidAmerican Energy Co. 4.800%, 09/15/43	905,000	994,895
NextEra Energy Capital Holdings, Inc. 2.843%, 3M LIBOR + 0.480%, 05/04/21 (b)	6,600,000	6,596,376
PacifiCorp 3.350%, 07/01/25	2,000,000	1,974,014
Pennsylvania Electric Co. 4.150%, 04/15/25 (144A) (c)	2,800,000	2,830,900
Public Service Co. of New Mexico 3.850%, 08/01/25	3,135,000	3,077,469
Public Service Electric & Gas Co. 4.050%, 05/01/45	3,000,000	2,906,253
Southwestern Electric Power Co. 6.450%, 01/15/19	2,000,000	2,038,937
Wisconsin Public Service Corp. 1.650%, 12/04/18	6,000,000	5,981,251
Xcel Energy, Inc. 3.300%, 06/01/25	2,375,000	2,297,655

		69,783,201

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—0.9%
Campbell Soup Co. 2.835%, 3M LIBOR + 0.500%, 03/16/20 (b)	3,250,000	$3,240,492
General Mills, Inc. 4.200%, 04/17/28	3,000,000	2,929,099
Kraft Heinz Foods Co. 3.500%, 07/15/22 (c)	1,500,000	1,482,565
3.950%, 07/15/25	2,925,000	2,843,110
5.200%, 07/15/45	3,270,000	3,181,147
Mondelez International Holdings Netherlands B.V. 2.000%, 10/28/21 (144A)	3,580,000	3,415,529
2.969%, 3M LIBOR + 0.610%, 10/28/19 (144A) (b)	3,400,000	3,412,791

		20,504,733

Gas—0.2%
Southern Co. Gas Capital Corp. 3.250%, 06/15/26	4,000,000	3,796,278
Spire, Inc. 4.700%, 08/15/44	1,000,000	1,026,164

		4,822,442

Healthcare-Products—0.4%
Abbott Laboratories 2.350%, 11/22/19 (c)	869,000	863,912
Becton Dickinson & Co. 2.894%, 06/06/22	2,000,000	1,934,467
3.211%, 3M LIBOR + 0.875%, 12/29/20 (b)	3,000,000	3,004,902
Boston Scientific Corp. 6.000%, 01/15/20	2,500,000	2,604,601

		8,407,882

Healthcare-Services—1.5%
Aetna, Inc. 2.800%, 06/15/23	2,000,000	1,905,658
Anthem, Inc. 2.300%, 07/15/18	1,915,000	1,914,757
3.650%, 12/01/27	2,235,000	2,117,191
Cigna Corp. 3.050%, 10/15/27	3,350,000	3,021,542
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, 07/31/19 (144A) (c)	4,680,000	4,794,011
6.500%, 09/15/18 (144A)	2,000,000	2,013,211
Hartford HealthCare Corp. 5.746%, 04/01/44	1,000,000	1,172,458
Humana, Inc. 2.500%, 12/15/20 (c)	4,295,000	4,215,605
Kaiser Foundation Hospitals 3.150%, 05/01/27 (c)	1,500,000	1,436,527
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	4,490,000	4,258,284
NYU Hospitals Center 4.428%, 07/01/42 (c)	1,756,000	1,813,365
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	1,015,000	947,325

Healthcare-Services—(Continued)
UnitedHealth Group, Inc. 4.250%, 04/15/47	1,995,000	1,986,028
4.750%, 07/15/45	1,000,000	1,068,411

		32,664,373

Housewares—0.2%
Newell Brands, Inc. 2.600%, 03/29/19 (c)	4,185,000	4,170,281

Insurance—0.5%
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	3,700,000	3,780,907
Farmers Exchange Capital III 5.454%, 3M LIBOR + 3.454%, 10/15/54 (144A) (b)	3,530,000	3,556,888
Teachers Insurance & Annuity Association of America 4.375%, 3M LIBOR + 2.661%, 09/15/54 (144A) (b)	3,500,000	3,515,404

		10,853,199

Internet—0.1%
Amazon.com, Inc. 2.800%, 08/22/24	3,340,000	3,218,217

Media—0.5%
CBS Corp. 3.700%, 06/01/28 (144A)	2,703,000	2,517,354
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 6.484%, 10/23/45	1,715,000	1,807,671
Comcast Corp. 4.400%, 08/15/35	1,500,000	1,459,489
Time Warner Cable LLC 5.875%, 11/15/40	3,200,000	3,130,589
6.750%, 07/01/18	2,315,000	2,315,000

		11,230,103

Miscellaneous Manufacturing—0.4%
General Electric Co. 2.200%, 01/09/20 (c)	5,000,000	4,940,154
Siemens Financieringsmaatschappij NV 2.000%, 09/15/23 (144A)	3,420,000	3,176,511

		8,116,665

Oil & Gas—0.2%
Anadarko Petroleum Corp. 4.500%, 07/15/44	620,000	577,372
Canadian Natural Resources, Ltd. 3.850%, 06/01/27	892,000	870,288
Devon Energy Corp. 5.000%, 06/15/45	815,000	829,087
Noble Energy, Inc. 5.050%, 11/15/44	1,050,000	1,049,332
Shell International Finance B.V. 4.375%, 05/11/45	650,000	666,175

		3,992,254

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—0.3%
Amcor Finance USA, Inc. 3.625%, 04/28/26 (144A)	2,625,000	$2,492,033
4.500%, 05/15/28 (144A)	450,000	450,678
WestRock RKT Co. 4.450%, 03/01/19	4,925,000	4,974,362

		7,917,073

Pharmaceuticals—1.5%
AbbVie, Inc. 4.300%, 05/14/36	1,273,000	1,214,248
Allergan Finance LLC 3.250%, 10/01/22	1,435,000	1,394,174
Allergan Funding SCS 3.800%, 03/15/25	1,785,000	1,733,316
4.550%, 03/15/35	775,000	733,269
AstraZeneca plc 1.750%, 11/16/18	2,000,000	1,993,871
3.125%, 06/12/27	2,481,000	2,323,633
Bayer U.S. Finance LLC 2.375%, 10/08/19 (144A)	4,925,000	4,883,036
4.375%, 12/15/28 (144A)	4,430,000	4,438,425
CVS Health Corp. 2.250%, 08/12/19	3,000,000	2,975,386
3.875%, 07/20/25	1,950,000	1,889,421
5.050%, 03/25/48	5,585,000	5,683,833
5.125%, 07/20/45	615,000	623,167
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	2,500,000	2,460,717

		32,346,496

Pipelines—1.3%
Enbridge Energy Partners L.P. 5.875%, 10/15/25	1,000,000	1,088,286
Energy Transfer L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	1,260,000	1,304,267
Energy Transfer Partners L.P. 5.150%, 03/15/45	5,065,000	4,514,572
6.500%, 02/01/42	700,000	721,210
Kinder Morgan, Inc. 3.050%, 12/01/19 (c)	921,000	918,153
Plains All American Pipeline L.P. / PAA Finance Corp. 3.850%, 10/15/23	1,000,000	974,623
4.650%, 10/15/25	2,340,000	2,331,879
Ruby Pipeline LLC 6.000%, 04/01/22 (144A)	4,469,697	4,673,078
TC PipeLines L.P. 4.650%, 06/15/21 (c)	3,840,000	3,891,568
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	3,275,000	3,131,253
Williams Partners L.P. 3.600%, 03/15/22	3,490,000	3,472,942
3.900%, 01/15/25 (c)	1,000,000	975,523

		27,997,354

Real Estate Investment Trusts—2.4%
Alexandria Real Estate Equities, Inc. 2.750%, 01/15/20	475,000	471,121
4.600%, 04/01/22 (c)	5,292,000	5,461,663
American Campus Communities Operating Partnership LP 4.125%, 07/01/24	2,750,000	2,736,162
American Tower Corp. 3.000%, 06/15/23	2,240,000	2,147,892
3.400%, 02/15/19	2,479,000	2,485,673
Boston Properties L.P. 3.200%, 01/15/25	2,235,000	2,127,255
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23 (c)	3,200,000	3,171,017
HCP, Inc. 3.750%, 02/01/19	3,000,000	3,007,515
4.000%, 12/01/22 (c)	1,975,000	1,983,213
4.250%, 11/15/23	3,216,000	3,235,066
Healthcare Realty Trust, Inc. 3.750%, 04/15/23	1,850,000	1,816,346
Healthcare Trust of America Holdings L.P. 3.500%, 08/01/26	1,885,000	1,771,709
Life Storage L.P. 3.875%, 12/15/27	2,500,000	2,365,945
SL Green Operating Partnership L.P. 3.250%, 10/15/22 (c)	1,000,000	971,765
SL Green Realty Corp. 5.000%, 08/15/18 (c)	1,500,000	1,502,233
Ventas Realty L.P. 3.125%, 06/15/23	590,000	571,399
3.250%, 10/15/26	2,500,000	2,305,157
4.125%, 01/15/26 (c)	4,750,000	4,673,509
WEA Finance LLC / Westfield UK & Europe Finance plc 2.700%, 09/17/19 (144A)	5,925,000	5,900,434
Welltower, Inc. 3.750%, 03/15/23	1,000,000	988,819
5.250%, 01/15/22	2,835,000	2,972,578

		52,666,471

Retail—0.6%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A) (c)	2,750,000	2,606,880
Walgreens Boots Alliance, Inc. 2.700%, 11/18/19	2,811,000	2,799,217
3.450%, 06/01/26	1,280,000	1,193,029
4.800%, 11/18/44	2,300,000	2,165,644
Walmart, Inc. 3.550%, 06/26/25 (c)	4,855,000	4,885,786

		13,650,556

Semiconductors—0.3%
Analog Devices, Inc. 2.850%, 03/12/20	1,470,000	1,462,789
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, 01/15/20	5,500,000	5,428,335

		6,891,124

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—1.4%
AT&T, Inc. 3.000%, 06/30/22 (c)	1,000,000	$970,796
4.350%, 06/15/45	1,500,000	1,270,706
4.500%, 03/09/48	575,000	495,701
4.750%, 05/15/46	2,635,000	2,353,785
4.800%, 06/15/44	2,000,000	1,814,747
5.250%, 03/01/37	6,665,000	6,555,383
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 4.738%, 03/20/25 (144A)	4,475,000	4,440,543
5.152%, 03/20/28 (144A)	1,000,000	980,000
Verizon Communications, Inc. 4.812%, 03/15/39	1,470,000	1,421,424
4.862%, 08/21/46	7,400,000	7,071,233
5.250%, 03/16/37	1,855,000	1,905,083
Vodafone Group plc 4.375%, 05/30/28	2,000,000	1,976,226

		31,255,627

Transportation—0.1%
Burlington Northern Santa Fe LLC 4.550%, 09/01/44	605,000	628,860
Union Pacific Corp. 3.950%, 09/10/28	2,000,000	2,009,547

		2,638,407

Total Corporate Bonds & Notes (Cost $696,225,525)		684,928,862

Asset-Backed Securities—9.5%

Asset-Backed - Home Equity—2.1%
Asset Backed Securities Corp. Home Equity Loan Trust 2.251%, 1M LIBOR + 0.160%, 05/25/36 (b)	2,645,964	2,618,815
Asset-Backed Funding Certificates Trust 2.231%, 1M LIBOR + 0.140%, 09/25/36 (b)	6,410,057	6,256,722
2.721%, 1M LIBOR + 0.630%, 03/25/35 (b)	3,539,951	3,538,840
JPMorgan Mortgage Acquisition Corp. 2.796%, 1M LIBOR + 0.705%, 06/25/35 (b)	7,478,040	7,484,306
MASTR Asset-Backed Securities Trust 2.691%, 1M LIBOR + 0.600%, 01/25/36 (b)	4,377,871	4,387,578
New Century Home Equity Loan Trust 2.871%, 1M LIBOR + 0.780%, 08/25/34 (b)	10,513,436	10,384,744
Option One Mortgage Loan Trust 2.751%, 1M LIBOR + 0.660%, 05/25/35 (b)	3,324,987	3,332,539
Option One Mortgage Loan Trust Asset-Backed Certificates 2.531%, 1M LIBOR + 0.440%, 11/25/35 (b)	7,593,105	7,587,769

		45,591,313

Asset-Backed - Other—2.3%
Ameriquest Mortgage Securities Trust 2.481%, 1M LIBOR + 0.390%, 03/25/36 (b)	2,720,000	2,698,334
AMMC CLO 19, Ltd. 3.848%, 3M LIBOR + 1.500%, 10/15/28 (144A) (b)	4,000,000	4,006,516

Asset-Backed - Other—(Continued)
Citigroup Mortgage Loan Trust, Inc. 2.766%, 1M LIBOR + 0.675%, 05/25/35 (b)	621,811	621,811
Dryden Senior Loan Fund 3.778%, 3M LIBOR + 1.430%, 07/15/27 (144A) (b)	5,200,000	5,198,398
GSAMP Trust 2.771%, 1M LIBOR + 0.680%, 10/25/34 (b)	4,395,197	4,334,426
Magnetite, Ltd. 3.360%, 3M LIBOR + 1.000%, 07/25/26 (144A) (b)	5,000,000	4,993,810
Structured Asset Investment Loan Trust 2.891%, 1M LIBOR + 0.800%, 07/25/34 (b)	3,396,996	3,384,305
Structured Asset Securities Corp. Mortgage Loan Trust 2.811%, 1M LIBOR + 0.720%, 07/25/35 (b)	8,470,336	8,486,603
Towd Point Mortgage Trust 2.500%, 11/25/60 (144A) (b)	4,993,424	4,881,622
2.750%, 10/25/56 (144A) (b)	11,110,838	10,877,861
Voya CLO, Ltd. 3.405%, 3M LIBOR + 1.050%, 01/18/26 (144A) (b)	2,605,735	2,605,909

		52,089,595

Asset-Backed - Student Loan—5.1%
Education Loan Asset-Backed Trust I 2.891%, 1M LIBOR + 0.800%, 06/25/26 (144A) (b)	3,998,857	4,016,132
Navient Student Loan Trust 3.141%, 1M LIBOR + 1.050%, 07/26/66 (144A) (b)	5,600,000	5,727,934
3.591%, 1M LIBOR + 1.500%, 10/25/58 (b)	2,470,000	2,506,153
Nelnet Student Loan Trust 2.560%, 1M LIBOR + 0.600%, 02/27/51 (144A) (b)	4,050,904	4,062,191
SLC Student Loan Trust 2.501%, 3M LIBOR + 0.160%, 09/15/39 (b)	11,000,000	10,701,046
2.501%, 3M LIBOR + 0.160%, 03/15/55 (b)	8,310,000	8,020,825
SLM Student Loan Trust 2.420%, 3M LIBOR + 0.060%, 01/25/22 (b)	10,320,000	10,112,838
2.510%, 3M LIBOR + 0.150%, 10/25/29 (b)	8,251,580	8,212,972
2.690%, 3M LIBOR + 0.330%, 01/25/22 (b)	4,438,571	4,351,584
2.710%, 1M LIBOR + 0.750%, 05/26/26 (b)	8,071,293	8,071,288
2.730%, 3M LIBOR + 0.370%, 01/25/40 (b)	4,691,886	4,461,745
2.740%, 3M LIBOR + 0.380%, 10/25/24 (b)	3,799,279	3,804,915
2.811%, 3M LIBOR + 0.470%, 12/15/27 (144A) (b)	3,709,494	3,724,191
2.841%, 1M LIBOR + 0.750%, 01/25/45 (144A) (b)	3,823,360	3,842,574
2.910%, 3M LIBOR + 0.550%, 10/25/64 (144A) (b)	5,700,000	5,678,900
3.110%, 3M LIBOR + 0.750%, 10/25/40 (b)	10,240,000	10,239,004
3.760%, 1M LIBOR + 1.800%, 09/25/43 (b)	5,800,000	5,819,967
3.860%, 3M LIBOR + 1.500%, 04/25/23 (b)	1,162,338	1,184,538
Wachovia Student Loan Trust 2.530%, 3M LIBOR + 0.170%, 04/25/40 (144A) (b)	7,500,000	7,339,601

		111,878,398

Total Asset-Backed Securities (Cost $204,069,871)		209,559,306

Mortgage-Backed Securities—2.7%

Collateralized Mortgage Obligations—1.4%
Citigroup Mortgage Loan Trust, Inc. 2.158%, 1M LIBOR + 0.210%, 05/20/47 (144A) (b)	1,299,895	1,296,971

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Credit Suisse Mortgage Trust 1.066%, 09/27/46 (144A)	2,964,868	$2,945,413
2.240%, 1M LIBOR + 0.280%, 04/27/47 (144A) (b)	2,096,894	2,054,956
3.632%, 01/27/36 (144A) (b)	833,165	842,227
Morgan Stanley Mortgage Loan Trust 2.361%, 1M LIBOR + 0.270%, 09/25/35 (b)	206,969	207,191
Morgan Stanley Resecuritization Trust 2.860%, 1M LIBOR + 0.450%, 08/26/47 (144A) (b)	4,781,434	4,722,858
3.557%, 01/26/51 (144A) (b)	2,161,677	2,156,667
Nomura Resecuritization Trust 2.260%, 1M LIBOR + 0.300%, 08/26/37 (144A) (b)	2,366,472	2,315,471
2.313%, 1M LIBOR + 0.426%, 02/25/37 (144A) (b)	2,561,542	2,500,679
3.585%, 03/26/37 (144A) (b)	3,130,086	3,163,126
Structured Adjustable Rate Mortgage Loan Trust 2.766%, 1M LIBOR + 0.675%, 01/25/35 (b)	2,395,959	2,383,445
WaMu Mortgage Pass-Through Certificates Trust 2.381%, 1M LIBOR + 0.290%, 10/25/45 (b)	5,916,604	5,917,577

		30,506,581

Commercial Mortgage-Backed Securities—1.3%
225 Liberty Street Trust 3.597%, 02/10/36 (144A)	2,085,000	2,064,949
7 WTC Depositor LLC Trust 4.082%, 03/13/31 (144A)	98,419	98,444
CGRBS Commercial Mortgage Trust 3.369%, 03/13/35 (144A)	2,190,000	2,186,080
Commercial Mortgage Trust 3.545%, 02/10/36 (144A)	1,865,000	1,833,442
3.732%, 08/10/49 (144A) (b)	1,810,000	1,817,899
4.353%, 08/10/30 (144A)	1,845,000	1,910,951
Core Industrial Trust 3.040%, 02/10/34 (144A)	2,240,000	2,222,640
DBRR Trust 4.537%, 07/12/44 (144A) (b)	2,999,686	3,069,987
GS Mortgage Securities Corp. Trust 2.933%, 06/05/31 (144A)	2,130,000	2,132,344
JPMorgan Chase Commercial Mortgage Securities Trust 3.093%, 07/05/32 (144A)	543,365	540,547
4.311%, 08/05/32 (144A)	1,225,289	1,244,101
Madison Avenue Trust 3.843%, 10/12/32 (144A)	1,155,000	1,171,556
Morgan Stanley Capital Trust 3.350%, 07/13/29 (144A)	1,600,000	1,605,357
3.727%, 10/12/50 (144A)	2,150,000	2,148,831
RBS Commercial Funding, Inc. Trust 3.961%, 01/13/32 (144A) (b)	2,475,000	2,507,293
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (b)	1,519,000	1,438,540
Wells Fargo Commercial Mortgage Trust 2.800%, 03/18/28 (144A) (b)	2,000,000	1,980,904

		29,973,865

Total Mortgage-Backed Securities (Cost $60,747,707)		60,480,446

Municipals—0.5%
Security Description	Principal Amount*/ Shares	Value
New York City Transitional Finance Authority, Future Tax Secured Revenue 4.200%, 11/01/30	1,250,000	1,322,400
5.267%, 05/01/27	2,150,000	2,417,095
New York City Water & Sewer System Revenue, Build America Bond 6.011%, 06/15/42	1,300,000	1,689,246
New York City, General Obligation Unlimited, Build America Bond 5.968%, 03/01/36	1,750,000	2,172,030
University of California CA, Revenue 4.601%, 05/15/31	2,855,000	3,079,888

Total Municipals (Cost $10,847,137)		10,680,659

Short-Term Investments—9.1%

Mutual Fund—8.1%
State Street Institutional Liquid Reserves Fund Trust Class, 2.038% (e)	179,113,052	179,130,964

U.S. Treasury—1.0%
U.S. Treasury Bills 1.893%, 09/13/18 (f) (g)	1,666,000	1,659,649
1.951%, 10/11/18 (f)	11,787,000	11,723,218
1.957%, 10/04/18 (c) (f)	2,498,000	2,485,512
2.008%, 10/25/18 (f)	6,206,000	6,167,540

		22,035,919

Total Short-Term Investments (Cost $201,164,504)		201,166,883

Securities Lending Reinvestments (h)—11.8%

Certificates of Deposit—7.7%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (b)	1,500,000	1,500,081
2.588%, 1M LIBOR + 0.500%, 09/21/18 (b)	8,000,000	8,004,768
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (b)	2,000,000	1,999,884
Bank of Nova Scotia 2.605%, 3M LIBOR + 0.280%, 03/20/19 (b)	5,000,000	5,007,000
BNP Paribas New York 2.471%, 1M LIBOR + 0.470%, 12/04/18 (b)	5,000,000	5,004,650
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (b)	10,000,000	10,003,750
China Construction Bank 2.550%, 09/17/18	6,000,000	5,999,898
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (b)	2,000,000	1,999,698
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (b)	11,000,000	11,008,558
2.525%, 3M LIBOR + 0.200%, 04/05/19 (b)	4,000,000	4,001,508
Credit Agricole S.A. 2.376%, 1M LIBOR + 0.330%, 10/09/18 (b)	10,000,000	10,000,460

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (h)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Suisse AG New York 2.437%, 3M LIBOR + 0.100%, 09/27/18 (b)	7,000,000	$7,001,176
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	6,500,000	6,499,734
Natixis New York 2.215%, 1M LIBOR + 0.210%, 08/06/18 (b)	5,000,000	5,000,260
2.525%, 1M LIBOR + 0.440%, 09/17/18 (b)	10,000,000	10,004,600
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (b)	9,000,000	8,997,759
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (b)	4,000,000	3,999,932
Standard Chartered plc 2.250%, 08/21/18	4,000,000	4,000,612
2.384%, 1M LIBOR + 0.300%, 08/22/18 (b)	5,000,000	5,000,120
Sumitomo Mitsui Banking Corp., New York 2.316%, 1M LIBOR + 0.270%, 09/10/18 (b)	10,000,000	10,000,880
2.374%, 1M LIBOR + 0.280%, 07/30/18 (b)	10,000,000	10,000,700
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (b)	2,000,000	2,000,000
2.447%, 3M LIBOR + 0.110%, 10/11/18 (b)	8,000,000	8,000,872
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (b)	4,000,000	4,000,000
Svenska Handelsbanken AB 2.451%, 1M LIBOR + 0.450%, 04/03/19 (b)	5,000,000	5,004,510
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (b)	8,500,000	8,500,195
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (b)	7,500,000	7,499,505

		170,041,110

Commercial Paper—2.5%
Bank of China, Ltd. 2.500%, 07/23/18	4,968,403	4,993,715
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (b)	5,000,000	5,002,195
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (b)	3,000,000	3,000,876
LMA S.A. & LMA Americas 2.470%, 11/13/18	4,939,965	4,953,905
Macquarie Bank, Ltd. 2.280%, 09/04/18	2,982,520	2,987,802
Ridgefield Funding Co. LLC 2.400%, 07/09/18	4,967,667	4,998,285
Sheffield Receivables Co. 2.490%, 11/26/18	11,843,130	11,875,596
Toyota Motor Credit Corp. 2.310%, 09/18/18	3,969,713	3,979,688
2.320%, 07/26/18	7,945,351	7,988,952
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (b)	5,000,000	5,000,000

		54,781,014

Repurchase Agreements—1.4%
Barclays Capital, Inc. Repurchase Agreement dated 06/29/18 at 2.100%, due on 07/02/18 with a maturity value of $1,298,818; collateralized by U.S. Treasury Obligations at Zero Coupon, maturity dates ranging from 05/15/24 - 05/15/26, and an aggregate market value of $1,324,562.	1,298,590	1,298,590
Citigroup Global Markets, Inc. Repurchase Agreement dated 10/16/17 at 2.490%, due on 10/02/18 with a maturity value of $5,121,388; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/12/18 - 05/15/28, and an aggregate market value of $5,100,001.	5,000,000	5,000,000
Deutsche Bank AG, London Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $12,266,773; collateralized by various Common Stock with an aggregate market value of $13,394,504.	12,000,000	12,000,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $2,005,110; collateralized by various Common Stock with an aggregate market value of $2,224,390.	2,000,000	2,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $5,764,963; collateralized by various Common Stock with an aggregate market value of $6,050,000.	5,500,000	5,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $1,012,364; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $1,005,865; collateralized by various Common Stock with an aggregate market value of $1,112,852.	1,000,000	1,000,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $2,010,933; collateralized by various Common Stock with an aggregate market value of $2,225,704.	2,000,000	2,000,000

		29,798,590

Time Deposits—0.2%
Australia New Zealand Bank 1.900%, 07/02/18	2,000,000	2,000,000
Erste Group Bank AG 1.910%, 07/02/18	2,000,000	2,000,000

		4,000,000

Total Securities Lending Reinvestments (Cost $258,576,434)		258,620,714

Total Investments—124.2% (Cost $2,751,522,263)		2,736,143,793
Other assets and liabilities (net)—(24.2)%		(533,281,497)

Net Assets—100.0%		$2,202,862,296

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $252,369,944 and the collateral received consisted of cash in the amount of $258,415,340. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(d)	Principal amount of security is adjusted for inflation.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2018.
(f)	The rate shown represents current yield to maturity.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2018, the market value of securities pledged was $1,659,649.
(h)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2018, the market value of 144A securities was $217,505,013, which is 9.9% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
U.S. Treasury Note 2 Year Futures	09/28/18	1,141	USD	241,695,892	$196,040
U.S. Treasury Note 5 Year Futures	09/28/18	1,037	USD	117,821,024	512,117
U.S. Treasury Ultra Long Bond Futures	09/19/18	77	USD	12,286,313	93,673

Net Unrealized Appreciation					$801,830

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,310,706,923	$—	$1,310,706,923
Total Corporate Bonds & Notes*	—	684,928,862	—	684,928,862
Total Asset-Backed Securities*	—	209,559,306	—	209,559,306
Total Mortgage-Backed Securities*	—	60,480,446	—	60,480,446
Total Municipals	—	10,680,659	—	10,680,659
Short-Term Investments
Mutual Fund	179,130,964	—	—	179,130,964
U.S. Treasury	—	22,035,919	—	22,035,919
Total Short-Term Investments	179,130,964	22,035,919	—	201,166,883
Total Securities Lending Reinvestments*	—	258,620,714	—	258,620,714
Total Investments	$179,130,964	$2,557,012,829	$—	$2,736,143,793

Collateral for Securities Loaned (Liability)	$—	$(258,415,340)	$—	$(258,415,340)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$801,830	$—	$—	$801,830

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$2,736,143,793
Receivable for:
Investments sold	1,601,682
Dividends and interest	11,604,490

Total Assets	2,749,349,965
Liabilities
Due to custodian	225,248
Collateral for securities loaned	258,415,340
Payables for:
Investments purchased	132,766,553
TBA securities purchased	153,045,154
Fund shares redeemed	932,737
Variation margin on futures contracts	64,823
Accrued Expenses:
Management fees	748,121
Distribution and service fees	117
Deferred trustees’ fees	58,359
Other expenses	231,217

Total Liabilities	546,487,669

Net Assets	$2,202,862,296

Net Assets Consist of:
Paid in surplus	$2,242,570,218
Undistributed net investment income	26,621,318
Accumulated net realized loss	(51,752,600)
Unrealized depreciation on investments and futures contracts	(14,576,640)

Net Assets	$2,202,862,296

Net Assets
Class A	$2,202,288,254
Class B	574,042
Capital Shares Outstanding*
Class A	224,202,741
Class B	58,484
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.82
Class B	9.82

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,751,522,263.
(b)	Includes securities loaned at value of $252,369,944.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends	$559,954
Interest	30,288,387
Securities lending income	870,813

Total investment income	31,719,154
Expenses
Management fees	6,055,765
Administration fees	34,789
Custodian and accounting fees	82,033
Distribution and service fees—Class B	724
Audit and tax services	37,081
Legal	21,574
Trustees’ fees and expenses	20,711
Shareholder reporting	22,292
Insurance	6,976
Miscellaneous	13,254

Total expenses	6,295,199
Less management fee waiver	(1,507,850)

Net expenses	4,787,349

Net Investment Income	26,931,805

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(28,984,839)
Futures contracts	(3,361,141)

Net realized loss	(32,345,980)

Net change in unrealized appreciation (depreciation) on:
Investments	(25,231,856)
Futures contracts	1,031,543

Net change in unrealized depreciation	(24,200,313)

Net realized and unrealized loss	(56,546,293)

Net Decrease in Net Assets From Operations	$(29,614,488)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,931,805	$44,011,919
Net realized loss	(32,345,980)	(2,260,201)
Net change in unrealized appreciation (depreciation)	(24,200,313)	27,449,469

Increase (decrease) in net assets from operations	(29,614,488)	69,201,187

From Distributions to Shareholders
Net investment income
Class A	(56,578,263)	(39,630,743)
Class B	(13,259)	(9,573)
Net realized capital gains
Class A	0	(3,230,767)
Class B	0	(855)

Total distributions	(56,591,522)	(42,871,938)

Increase in net assets from capital share transactions	49,618,641	2,081,966

Total increase (decrease) in net assets	(36,587,369)	28,411,215

Net Assets
Beginning of period	2,239,449,665	2,211,038,450

End of period	$2,202,862,296	$2,239,449,665

Undistributed net investment income
End of period	$26,621,318	$56,281,035

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	4,502,079	$45,635,308	5,015,202	$50,987,689
Reinvestments	5,796,953	56,578,263	4,226,973	42,861,510
Redemptions	(5,255,034)	(52,586,541)	(8,979,989)	(91,754,209)

Net increase	5,043,998	$49,627,030	262,186	$2,094,990

Class B
Sales	2,177	$21,944	10,248	$104,083
Reinvestments	1,360	13,259	1,029	10,428
Redemptions	(4,358)	(43,592)	(12,553)	(127,535)

Net decrease	(821)	$(8,389)	(1,276)	$(13,024)

Increase derived from capital shares transactions		$49,618,641		$2,081,966

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015(a)
Net Asset Value, Beginning of Period	$10.22		$10.10	$9.95	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.12		0.20	0.16	0.08
Net realized and unrealized gain (loss) on investments	(0.26)		0.12	0.07	(0.13)

Total from investment operations	(0.14)		0.32	0.23	(0.05)

Less Distributions
Distributions from net investment income	(0.26)		(0.18)	(0.08)	0.00
Distributions from net realized capital gains	0.00		(0.02)	0.00	0.00

Total distributions	(0.26)		(0.20)	(0.08)	0.00

Net Asset Value, End of Period	$9.82		$10.22	$10.10	$9.95

Total Return (%) (c)	(1.37	)(d)	3.17	2.33	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)	0.57	0.57	0.58	(e)
Net ratio of expenses to average net assets (%) (f)	0.43	(e)	0.43	0.43	0.45	(e)
Ratio of net investment income to average net assets (%)	2.45	(e)	1.98	1.56	1.13	(e)
Portfolio turnover rate (%)	159	(d)(g)	308 (g)	298 (g)	325	(d)(g)
Net assets, end of period (in millions)	$2,202.3		$2,238.8	$2,210.4	$2,007.7

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015(a)
Net Asset Value, Beginning of Period	$10.19		$10.09	$9.95	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.11		0.18	0.14	0.07
Net realized and unrealized gain (loss) on investments	(0.25)		0.11	0.08	(0.12)

Total from investment operations	(0.14)		0.29	0.22	(0.05)

Less Distributions
Distributions from net investment income	(0.23)		(0.17)	(0.08)	0.00
Distributions from net realized capital gains	0.00		(0.02)	0.00	0.00

Total distributions	(0.23)		(0.19)	(0.08)	0.00

Net Asset Value, End of Period	$9.82		$10.19	$10.09	$9.95

Total Return (%) (c)	(1.34	)(d)	2.82	2.21	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.82	0.82	0.83	(e)
Net ratio of expenses to average net assets (%) (f)	0.68	(e)	0.68	0.68	0.70	(e)
Ratio of net investment income to average net assets (%)	2.19	(e)	1.73	1.34	1.00	(e)
Portfolio turnover rate (%)	159	(d)(g)	308 (g)	298 (g)	325	(d)(g)
Net assets, end of period (in millions)	$0.6		$0.6	$0.6	$0.1

(a)	Commencement of operations was May 1, 2015.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 117%, 207%, 193% and 205% for the six months ended June 30, 2018, the years ended December 31, 2017 and 2016 and the period ended December 31, 2015, respectively.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options

BHFTI-18

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-19

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book tax differences are primarily due to paydown gains and losses and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, State Street Bank and Trust Company (“SSBT”) may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to SSBT. SSBT has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2018, the Portfolio had a payment of $225,248 due to SSBT pursuant to the foregoing arrangement. Based on the short term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at June 30, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at June 30, 2018. The Portfolio’s average overdraft advances during the period ended June 30, 2018 were not significant.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

BHFTI-20

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $29,798,590. The value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

BHFTI-21

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of June 30, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(34,539,127)	$—	$—	$—	$(34,539,127)
U.S. Treasury	(2,544,029)	—	—	—	(2,544,029)
U.S. Treasury & Government Agencies	(221,332,184)	—	—	—	(221,332,184)
Total	$(258,415,340)	$—	$—	$—	$(258,415,340)
Total Borrowings	$(258,415,340)	$—	$—	$—	$(258,415,340)
Gross amount of recognized liabilities for securities lending transactions					$(258,415,340)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2018 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$801,830

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

BHFTI-22

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(3,361,141)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$1,031,543

For the six months ended June 30, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$309,416,667

‡	Averages are based on activity levels during the year.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

BHFTI-23

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$3,355,763,473	$270,876,351	$3,369,344,019	$235,885,456

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2018 were as follows:

Purchases	Sales
$1,049,603,824	$1,141,137,656

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2018 were $6,055,765.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

An identical agreement was in place for the period from May 1, 2017 through April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

BHFTI-24

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$2,759,881,796

Gross unrealized appreciation	22,431,038
Gross unrealized depreciation	(45,367,211)

Net unrealized appreciation (depreciation)	$(22,936,173)

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$42,039,691	$18,046,501	$832,247	$—	$42,871,938	$18,046,501

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$56,337,611	$—	$1,493,852	$(11,276,800)	$46,554,663
The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2017, the Portfolio had accumulated short-term capital losses of $9,276,933 and accumulated long-term capital losses of $1,999,867.

9. Recent Accounting Pronouncements

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this standards update to the Portfolio.

BHFTI-25

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A, B and E shares of the Victory Sycamore Mid Cap Value Portfolio returned 1.46%, 1.38%, and 1.36%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned -0.16%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities managed to eke out gains for the first half of the year against a backdrop marred by rising trade tensions, political uncertainty in Europe, and slowing growth momentum overseas. While all major U.S. equity indices posted gains, small-cap equities took command during the second quarter, and pulled ahead for the period, as investors favored domestically oriented companies that were less likely to be impacted by an ensuing trade dispute. With economic data suggesting that the U.S. economy is still on solid footing, the Federal Reserve (the Fed) continued the path toward normalization. The Fed’s hawkish tilt, coupled with a murky picture abroad, helped the U.S. dollar sustain its rally. Uncertainty surrounding the outcome from the trade spat and political developments in Europe have curbed investors’ appetite for risk, which has helped lift the dollar against other world currencies. The current narrative has inflicted pain on emerging markets and commodities while at the same time boosting demand for smaller U.S.-based companies, which generally have less exposure to overseas markets. As economies in Europe and China lose steam, time will tell what the intermediate term impact will be on U.S. equity markets even as domestic economic fundamentals remain intact.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell Midcap Value Index for the six-month period ended June 30, 2018. Stock selection was the key driver of relative performance, while sector weighting slightly detracted for the period. Sector allocation is a by-product of the bottom-up stock selection process.

Specifically, stock selection in the Consumer Discretionary, Consumer Staples, Financials, Health Care, and Materials sectors contributed to relative performance. An overweight in Consumer Staples—an underperforming sector for the period—partially offset the favorable impact from selection. Conversely, stock selection in Information Technology, Energy, and Utilities detracted from the Portfolio’s return. An overweight in Information Technology, which meaningfully outperformed the broader market, mostly offset the negative impact from security selection. An overweight in Industrials as well as an underweight to Energy and Utilities also detracted. Favorable stock selection in Industrials helped offset the impact from the overweight in the worst-performing sector for the six-month period.

Shares of Keysight Technologies, a manufacturer of electronics test and measurement equipment for multiple industries, appreciated meaningfully during the first half of the year. Keysight reported first quarter results that were ahead of consensus expectations. Faster than anticipated recovery from the wildfires that temporarily shut down its Santa Rosa, California, headquarters in late 2017 was also a positive development. The company plays a key role in the communications ecosystem, and the company is experiencing solid order growth as interest in 5G technology ramps up. Furthermore, in our view, Keysight remains well-positioned to benefit from the electrification of vehicles given that it provides various solutions to the automotive industry. Archer Daniels Midland, the global food processing company, was one of the standouts in the Consumer Staples sector. Cost management boosted margins, which led to an earnings beat. Additionally, market fundamentals in agriculture appear to be bottoming. Adverse weather conditions in Argentina have resulted in some dislocation in the oilseeds processing market, which could lead to tighter supply/demand conditions. Regardless of how this plays out over the coming months, management remains focused on improving returns. Coupled with a lower tax rate, in our view, Archer Daniels is in a position to deliver favorable earnings growth. Tiffany & Co. was also a top contributor. Shares of the luxury retailer were rewarded after the company delivered a strong beat—driven by better-than-expected sales growth. Positive sales momentum was recorded across most regions and categories. Consequently, management raised guidance and announced a share repurchase authorization.

The top detractor for the period was sketch-to-scale company Flex Ltd. The company reported mixed first quarter results, which was not well received by investors. Additionally, it was revealed that the company’s partnership with Nike will not turn profitable as early as it was anticipated. This was a disappointing development that hurts the company’s credibility. Furthermore, the company disclosed that its audit committee, with assistance of independent counsel, is undertaking an investigation into alleged improper accounting practices. No further details were given by management. The investment team is evaluating the thesis for Flex. Ingredion Inc., a leading producer and supplier of starch and sweetener ingredients, was another top detractor. Ingredion reported 1Q18 results that were slightly ahead of expectations but revised down its full-year guidance. Favorable volume growth was offset by margin declines given higher input costs for tapioca (Asia) and rising freight costs in North America. The company was expected to be impacted by the rising input costs, which led to revisions by some sell-side analysts. We believe that North America is likely to see continued impact on freight, but the outlook in South America is positive after a few years of poor performance. Owens Corning shares also pulled back after strong performance last year on concerns around roofing segment margins. Concerns were based on the notion that the company will be unable to offset higher freight and asphalt prices by raising prices for its products. The investment team believes that some of the concern is overblown. Recent industry data indicated that pricing momentum in roofing is favorable. Furthermore, remarks from management suggest that they should be able to offset cost inflation through pricing actions.

There were no major changes to sector allocation during the period. The Portfolio’s turnover was in the lower end of the typical historical

BHFTI-1

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*—(Continued)

range. There were three new positions—one (Perspecta, Inc.) was a result of a spin-off from DXC Technology Company. Conversely, six positions were sold out of the Portfolio during the first half of the year.

The biggest changes to sector weighting occurred in Consumer Staples (increased by 3.1%), Energy (increased by 1.4%), Materials (decreased by 2.8%), and Industrials (decreased by 1.1%).

Within Consumer Staples, the investment team initiated a position in Kroger during the first quarter and added to existing positions in the sector. The increase in the weight of Energy was primarily a function of the market; however, the team did add to/trim existing positions due to weakness/strength in the share price of specific holdings. The team also added a new position to Health Care, STERIS Plc; however, that did not materially impact the weight of the sector—given that Agilent Technologies was sold due to valuation.

Three of the positions sold during the first half were in the Materials sector. The team divested Crown Holdings after the company took on debt to make an acquisition outside the company’s core business; thus, jeopardizing the company’s financial position. International Flavors & Fragrances was sold after the company announced a sizeable deal that deteriorated the company’s balance sheet. Furthermore, integration risks made the risk/reward profile less compelling. Avery Dennison was divested given that the share price has re-rated toward the team’s estimate of fair value during the holding period.

The other two positions sold during the period were in Industrials and Information Technology. Within Industrials, the team divested trucking company Old Dominion Freight Lines. Shares have appreciated over the holding period and the team believes that the risk/reward is balanced at current valuations. The team has also trimmed other positions within the Industrials sector on relative strength. Within Information Technology, KLA-Tencor, a semiconductor company, was sold out of the Portfolio due to valuation.

As of June 30, 2018, the Portfolio was overweight the Information Technology, Consumer Staples, Industrials, Materials, Financials, Health Care, and Consumer Discretionary sectors relative to the Russell Midcap Value Index. Conversely, the Portfolio was underweight the Real Estate, Utilities and Energy sectors. Sector weighting decisions are a by-product of the bottom-up stock selection process and not a result of top-down tactical decisions.

Gary H. Miller

Gregory M. Connors

Jeffrey M. Graff

James M. Albers

Michael F. Rodarte

Portfolio Managers

Victory Capital Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year	Since Inception[2]
Victory Sycamore Mid Cap Value Portfolio
Class A	1.46	9.09	8.10	7.76	—
Class B	1.38	8.87	7.84	7.49	—
Class E	1.36	8.93	7.93	—	9.77
Russell Midcap Value Index	-0.16	7.60	11.27	10.07	—

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Archer-Daniels-Midland Co.	3.2
SunTrust Banks, Inc.	2.5
Alleghany Corp.	2.3
National Retail Properties, Inc.	2.2
Sysco Corp.	2.1
W.R. Berkley Corp.	2.1
Quest Diagnostics, Inc.	2.1
Devon Energy Corp.	2.0
Textron, Inc.	2.0
Darden Restaurants, Inc.	2.0

Top Sectors

% of Net Assets
Financials	19.0
Industrials	14.9
Information Technology	13.7
Consumer Discretionary	12.2
Consumer Staples	9.5
Materials	7.7
Energy	7.6
Health Care	7.2
Real Estate	3.7
Utilities	3.7

BHFTI-3

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Victory Sycamore Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.60%	$1,000.00	$1,014.60	$3.00
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

Class B (a)	Actual	0.85%	$1,000.00	$1,013.80	$4.24
	Hypothetical*	0.85%	$1,000.00	$1,020.58	$4.26

Class E (a)	Actual	0.75%	$1,000.00	$1,013.60	$3.74
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Textron, Inc.	322,640	$21,265,202

Auto Components—1.3%
BorgWarner, Inc.	312,138	13,471,876

Banks—4.1%
Citizens Financial Group, Inc.	415,211	16,151,708
SunTrust Banks, Inc.	408,309	26,956,560

		43,108,268

Building Products—1.1%
Owens Corning	186,161	11,797,023

Capital Markets—1.4%
E*Trade Financial Corp. (a)	249,488	15,258,686

Chemicals—3.0%
Celanese Corp. - Series A	130,822	14,529,091
Eastman Chemical Co.	168,100	16,803,276

		31,332,367

Commercial Services & Supplies—1.3%
Republic Services, Inc.	195,816	13,385,982

Communications Equipment—2.6%
ARRIS International plc (a)	422,591	10,330,237
Motorola Solutions, Inc.	149,870	17,440,372

		27,770,609

Construction & Engineering—1.7%
Quanta Services, Inc. (a) (b)	542,382	18,115,559

Containers & Packaging—2.9%
AptarGroup, Inc. (b)	178,398	16,658,805
Packaging Corp. of America	124,206	13,884,989

		30,543,794

Electric Utilities—2.4%
Alliant Energy Corp. (b)	310,325	13,132,954
Xcel Energy, Inc.	270,238	12,344,472

		25,477,426

Electrical Equipment—0.9%
Hubbell, Inc. (b)	88,309	9,337,794

Electronic Equipment, Instruments & Components—2.3%
Flex, Ltd. (a)	1,022,121	14,422,127
Keysight Technologies, Inc. (a) (b)	175,173	10,340,462

		24,762,589

Equity Real Estate Investment Trusts—3.7%
Lamar Advertising Co. - Class A (b)	241,509	16,497,480
National Retail Properties, Inc. (b)	517,989	22,770,796

		39,268,276

Food & Staples Retailing—3.9%
Kroger Co. (The)	679,200	19,323,240
Sysco Corp.	328,028	22,401,032

		41,724,272

Food Products—5.6%
Archer-Daniels-Midland Co.	733,882	33,633,812
Hormel Foods Corp. (b)	287,436	10,695,494
Ingredion, Inc.	132,976	14,720,443

		59,049,749

Health Care Equipment & Supplies—2.7%
Hologic, Inc. (a) (b)	457,563	18,188,129
STERIS plc	103,900	10,910,539

		29,098,668

Health Care Providers & Services—2.9%
HCA Healthcare, Inc.	85,778	8,800,823
Quest Diagnostics, Inc.	201,163	22,115,860

		30,916,683

Hotels, Restaurants & Leisure—2.0%
Darden Restaurants, Inc.	193,693	20,736,773

Insurance—13.5%
Aflac, Inc.	367,094	15,792,384
Alleghany Corp.	41,521	23,873,329
Allstate Corp. (The)	157,273	14,354,307
American Financial Group, Inc.	106,475	11,427,962
Arthur J. Gallagher & Co.	259,224	16,922,143
FNF Group	380,410	14,311,024
Markel Corp. (a)	13,543	14,685,352
Marsh & McLennan Cos., Inc.	117,655	9,644,180
W.R. Berkley Corp. (b)	307,288	22,250,724

		143,261,405

IT Services—5.6%
Black Knight, Inc. (a) (b)	249,511	13,361,314
DXC Technology Co.	176,558	14,232,340
Fidelity National Information Services, Inc.	169,174	17,937,519
MAXIMUS, Inc. (b)	194,735	12,094,991
Perspecta, Inc.	88,279	1,814,134

		59,440,298

Leisure Products—1.8%
Hasbro, Inc. (b)	206,172	19,031,737

Machinery—6.6%
AGCO Corp. (b)	243,212	14,767,833
Colfax Corp. (a) (b)	319,100	9,780,415
Ingersoll-Rand plc	207,343	18,604,887
PACCAR, Inc.	156,299	9,684,286
Parker-Hannifin Corp.	68,383	10,657,491
Xylem, Inc.	102,440	6,902,407

		70,397,319

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—99.2% of Net Assets—(Continued)

Security Description	Shares/ Principal Amount*	Value

Media—3.7%
CBS Corp. - Class B	208,151	$11,702,249
Cinemark Holdings, Inc. (b)	468,730	16,443,049
Interpublic Group of Cos., Inc. (The)	467,737	10,963,755

		39,109,053

Metals & Mining—1.9%
Reliance Steel & Aluminum Co. (b)	229,438	20,085,003

Multi-Utilities—1.2%
DTE Energy Co.	126,300	13,088,469

Oil, Gas & Consumable Fuels—7.6%
Cimarex Energy Co. (b)	171,628	17,461,433
Devon Energy Corp.	490,968	21,582,953
Energen Corp. (a) (b)	185,168	13,483,934
Parsley Energy, Inc. - Class A (a) (b)	525,956	15,925,948
PDC Energy, Inc. (a) (b)	194,248	11,742,291

		80,196,559

Pharmaceuticals—1.5%
Perrigo Co. plc (b)	215,821	15,735,509

Road & Rail—1.3%
Landstar System, Inc. (b)	125,900	13,748,280

Software—2.0%
Nuance Communications, Inc. (a) (b)	951,400	13,210,189
Synopsys, Inc. (a)	98,470	8,426,078

		21,636,267

Specialty Retail—2.8%
AutoNation, Inc. (a) (b)	279,299	13,568,345
Tiffany & Co.	118,196	15,554,594

		29,122,939

Technology Hardware, Storage & Peripherals—1.1%
Hewlett Packard Enterprise Co.	761,933	11,131,841

Textiles, Apparel & Luxury Goods—0.8%
VF Corp.	97,442	7,943,472

Total Common Stocks (Cost $1,024,388,986)		1,050,349,747

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $9,752,365; collateralized by U.S. Treasury Note at 2.375%, maturing 01/31/23, with a market value of $9,950,340.	9,751,715	9,751,715

Total Short-Term Investments (Cost $9,751,715)		9,751,715

Securities Lending Reinvestments (c)—16.5%
Security Description	Principal Amount*	Value

Bank Note—0.5%
Bank of America N.A. 2.297%, 1M LIBOR + 0.250%, 11/13/18 (d)	5,000,000	5,000,000

Certificates of Deposit—3.6%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (d)	4,000,000	4,000,216
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	3,000,000	2,999,826
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	4,500,000	4,503,501
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	3,000,000	2,999,877
KBC Bank NV 2.280%, 08/15/18	3,000,000	3,000,330
Mitsubishi UFJ Trust and Banking Corp. 2.300%, 08/15/18	5,000,635	5,001,085
Mizuho Bank, Ltd., New York 2.348%, 1M LIBOR + 0.250%, 11/26/18 (d)	3,000,000	3,000,012
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (d)	3,000,000	3,001,269
Sumitomo Mitsui Trust Bank, Ltd. 2.408%, 1M LIBOR + 0.320%, 11/21/18 (d)	3,000,000	3,000,000
Sumitomo Mitsui Trust Bank, Ltd., London 2.408%, 1M LIBOR + 0.310%, 11/26/18 (d)	3,000,000	3,000,000
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (d)	4,000,000	4,000,092

		38,506,208

Commercial Paper—3.0%
Bank of China, Ltd. 2.490%, 09/05/18	4,969,221	4,976,920
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	5,000,000	5,001,460
LMA S.A. & LMA Americas 2.470%, 11/13/18	3,951,972	3,963,124
Macquarie Bank, Ltd. 2.280%, 09/04/18	1,988,347	1,991,868
Sheffield Receivables Co. 2.490%, 11/26/18	4,441,174	4,453,349
Starbird Funding Corp. 2.300%, 08/10/18	3,977,511	3,990,020
Toyota Motor Credit Corp. 2.310%, 09/18/18	2,977,285	2,984,766
Westpac Banking Corp. 2.371%, 1M LIBOR + 0.280%, 05/24/19 (d)	4,000,000	4,000,000

		31,361,507

Repurchase Agreements—7.5%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $10,038,756; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $10,542,876.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 01/25/17 at 2.460%, due on 10/01/18 with a maturity value of $1,250,348; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 2.500%, maturity dates ranging from 01/31/19 - 02/15/26, and an aggregate market value of $1,224,000.	1,200,000	$1,200,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $2,123,345; collateralized by various Common Stock with an aggregate market value of $2,344,038.	2,100,000	2,100,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $1,788,904; collateralized by various Common Stock with an aggregate market value of $1,953,365.	1,750,000	1,750,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $2,506,388; collateralized by various Common Stock with an aggregate market value of $2,780,488.	2,500,000	2,500,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $3,684,837; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $3,759,621.	3,684,223	3,684,223
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $2,620,438; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	2,500,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $8,232,880; collateralized by various Common Stock with an aggregate market value of $8,800,001.	8,000,000	8,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $6,681,605; collateralized by various Common Stock with an aggregate market value of $7,345,082.	6,600,000	6,600,000
Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $6,238,688; collateralized by various Common Stock with an aggregate market value of $6,899,925.	6,200,000	6,200,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $1,006,564; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $10,054,667; collateralized by various Common Stock with an aggregate market value of $11,128,519.	10,000,000	10,000,000
Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $6,945,578; collateralized by various Common Stock with an aggregate market value of $7,678,678.	6,900,000	6,900,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $5,131,365; collateralized by various Common Stock with an aggregate market value of $5,675,545.	5,100,000	5,100,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $7,543,990; collateralized by various Common Stock with an aggregate market value of $8,346,389.	7,500,000	7,500,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $5,016,467; collateralized by various Common Stock with an aggregate market value of $5,564,259.	5,000,000	5,000,000

		80,034,223

Time Deposits—1.9%
Australia New Zealand Bank 1.900%, 07/02/18	5,000,000	5,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	2,000,000	2,000,000
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
1.870%, 07/02/18	2,000,000	2,000,000
DZ Bank AG 1.890%, 07/02/18	2,000,000	2,000,000
Nordea Bank New York 1.880%, 07/02/18	2,000,000	2,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	2,000,000	2,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	2,000,000	2,000,000
1.870%, 07/02/18	2,000,000	2,000,000

		20,000,000

Total Securities Lending Reinvestments (Cost $174,896,123)		174,901,938

Total Investments—116.6% (Cost $1,209,036,824)		1,235,003,400
Other assets and liabilities (net)—(16.6)%		(175,913,567)

Net Assets—100.0%		$1,059,089,833

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $170,787,011 and the collateral received consisted of cash in the amount of $174,722,651. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,050,349,747	$—	$—	$1,050,349,747
Total Short-Term Investment*	—	9,751,715	—	9,751,715
Total Securities Lending Reinvestments*	—	174,901,938	—	174,901,938
Total Investments	$1,050,349,747	$184,653,653	$—	$1,235,003,400

Collateral for Securities Loaned (Liability)	$—	$(174,722,651)	$—	$(174,722,651)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$1,235,003,400
Cash	93,304
Receivable for:
Investments sold	1,018,583
Fund shares sold	95,832
Dividends and interest	821,874

Total Assets	1,237,032,993
Liabilities
Collateral for securities loaned	174,722,651
Payables for:
Investments purchased	1,389,620
Fund shares redeemed	844,952
Accrued Expenses:
Management fees	486,023
Distribution and service fees	154,971
Deferred trustees’ fees	153,137
Other expenses	191,806

Total Liabilities	177,943,160

Net Assets	$1,059,089,833

Net Assets Consist of:
Paid in surplus	$1,014,455,094
Undistributed net investment income	4,832,230
Accumulated net realized gain	13,835,933
Unrealized appreciation on investments	25,966,576

Net Assets	$1,059,089,833

Net Assets
Class A	$298,702,901
Class B	732,380,254
Class E	28,006,678
Capital Shares Outstanding*
Class A	17,145,603
Class B	42,939,420
Class E	1,623,265
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.42
Class B	17.06
Class E	17.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,209,036,824.
(b)	Includes securities loaned at value of $170,787,011.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends	$9,160,206
Interest	31,251
Securities lending income	212,645

Total investment income	9,404,102
Expenses
Management fees	3,485,171
Administration fees	17,113
Custodian and accounting fees	43,675
Distribution and service fees—Class B	935,886
Distribution and service fees—Class E	21,603
Audit and tax services	21,788
Legal	30,319
Trustees’ fees and expenses	20,711
Shareholder reporting	74,915
Insurance	3,420
Miscellaneous	7,174

Total expenses	4,661,775
Less management fee waiver	(491,042)
Less broker commission recapture	(4,972)

Net expenses	4,165,761

Net Investment Income	5,238,341

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	14,395,588

Net change in unrealized depreciation on investments	(4,694,788)

Net realized and unrealized gain	9,700,800

Net Increase in Net Assets From Operations	$14,939,141

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,238,341	$7,151,350
Net realized gain	14,395,588	207,396,189
Net change in unrealized depreciation	(4,694,788)	(113,649,854)

Increase in net assets from operations	14,939,141	100,897,685

From Distributions to Shareholders
Net investment income
Class A	(2,379,710)	(3,467,433)
Class B	(4,052,024)	(7,049,078)
Class E	(180,415)	(302,925)
Net realized capital gains
Class A	(51,560,386)	0
Class B	(129,380,412)	0
Class E	(4,900,812)	0

Total distributions	(192,453,759)	(10,819,436)

Increase (decrease) in net assets from capital share transactions	121,403,952	(110,798,208)

Total decrease in net assets	(56,110,666)	(20,719,959)

Net Assets
Beginning of period	1,115,200,499	1,135,920,458

End of period	$1,059,089,833	$1,115,200,499

Undistributed net investment income
End of period	$4,832,230	$6,206,038

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	106,988	$2,206,188	531,849	$10,529,958
Reinvestments	3,070,011	53,940,096	178,091	3,467,433
Redemptions	(840,604)	(17,316,498)	(2,144,113)	(42,095,515)

Net increase (decrease)	2,336,395	$38,829,786	(1,434,173)	$(28,098,124)

Class B
Sales	455,334	$9,311,994	1,607,267	$30,912,593
Reinvestments	7,757,700	133,432,436	368,290	7,049,078
Redemptions	(3,101,784)	(62,682,269)	(6,042,221)	(117,145,137)

Net increase (decrease)	5,111,250	$80,062,161	(4,066,664)	$(79,183,466)

Class E
Sales	10,554	$215,592	37,438	$731,621
Reinvestments	292,024	5,081,227	15,679	302,925
Redemptions	(136,271)	(2,784,814)	(231,967)	(4,551,164)

Net increase (decrease)	166,307	$2,512,005	(178,850)	$(3,516,618)

Increase (decrease) derived from capital shares transactions		$121,403,952		$(110,798,208)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.89		$19.25	$17.61	$20.36	$22.73	$17.57

Income (Loss) from Investment Operations
Net investment income (a)	0.12		0.16	0.21 (b)	0.14	0.13	0.16
Net realized and unrealized gain (loss) on investments	0.22		1.71	2.45	(1.77)	1.70	5.18

Total from investment operations	0.34		1.87	2.66	(1.63)	1.83	5.34

Less Distributions
Distributions from net investment income	(0.17)		(0.23)	(0.16)	(0.14)	(0.16)	(0.18)
Distributions from net realized capital gains	(3.64)		0.00	(0.86)	(0.98)	(4.04)	0.00

Total distributions	(3.81)		(0.23)	(1.02)	(1.12)	(4.20)	(0.18)

Net Asset Value, End of Period	$17.42		$20.89	$19.25	$17.61	$20.36	$22.73

Total Return (%) (c)	1.46	(d)	9.77	15.78	(8.76)	9.96	30.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	(e)	0.68	0.68	0.67	0.69	0.70
Net ratio of expenses to average net assets (%) (f)	0.60	(e)	0.65 (g)	0.66	0.66	0.67	0.69
Ratio of net investment income to average net assets (%)	1.15	(e)	0.83	1.18 (b)	0.71	0.62	0.78
Portfolio turnover rate (%)	12	(d)	140	32	26	42 (h)	144
Net assets, end of period (in millions)	$298.7		$309.4	$312.8	$361.9	$431.4	$355.5

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.50		$18.90	$17.30	$20.02	$22.42	$17.34

Income (Loss) from Investment Operations
Net investment income (a)	0.09		0.10	0.17 (b)	0.09	0.08	0.11
Net realized and unrealized gain (loss) on investments	0.22		1.68	2.40	(1.74)	1.67	5.12

Total from investment operations	0.31		1.78	2.57	(1.65)	1.75	5.23

Less Distributions
Distributions from net investment income	(0.11)		(0.18)	(0.11)	(0.09)	(0.11)	(0.15)
Distributions from net realized capital gains	(3.64)		0.00	(0.86)	(0.98)	(4.04)	0.00

Total distributions	(3.75)		(0.18)	(0.97)	(1.07)	(4.15)	(0.15)

Net Asset Value, End of Period	$17.06		$20.50	$18.90	$17.30	$20.02	$22.42

Total Return (%) (c)	1.38	(d)	9.47	15.50	(8.98)	9.64	30.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	(e)	0.93	0.93	0.92	0.94	0.95
Net ratio of expenses to average net assets (%) (f)	0.85	(e)	0.90 (g)	0.91	0.91	0.92	0.94
Ratio of net investment income to average net assets (%)	0.90	(e)	0.58	0.97 (b)	0.47	0.38	0.53
Portfolio turnover rate (%)	12	(d)	140	32	26	42 (h)	144
Net assets, end of period (in millions)	$732.4		$775.6	$791.9	$751.4	$871.3	$800.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$20.71		$19.09	$17.46	$20.19	$22.58	$17.46

Income (Loss) from Investment Operations
Net investment income (a)	0.10		0.13	0.19 (b)	0.11	0.10	0.13
Net realized and unrealized gain (loss) on investments	0.21		1.69	2.43	(1.75)	1.68	5.15

Total from investment operations	0.31		1.82	2.62	(1.64)	1.78	5.28

Less Distributions
Distributions from net investment income	(0.13)		(0.20)	(0.13)	(0.11)	(0.13)	(0.16)
Distributions from net realized capital gains	(3.64)		0.00	(0.86)	(0.98)	(4.04)	0.00

Total distributions	(3.77)		(0.20)	(0.99)	(1.09)	(4.17)	(0.16)

Net Asset Value, End of Period	$17.25		$20.71	$19.09	$17.46	$20.19	$22.58

Total Return (%) (c)	1.36	(d)	9.59	15.65	(8.88)	9.74	30.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(e)	0.83	0.83	0.82	0.84	0.85
Net ratio of expenses to average net assets (%) (f)	0.75	(e)	0.80 (g)	0.81	0.81	0.82	0.84
Ratio of net investment income to average net assets (%)	0.99	(e)	0.68	1.07 (b)	0.56	0.47	0.62
Portfolio turnover rate (%)	12	(d)	140	32	26	42 (h)	144
Net assets, end of period (in millions)	$28.0		$30.2	$31.2	$30.5	$38.1	$40.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waivers on average net assets was 0.01% for the year ended December 31, 2017.
(h)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Victory Sycamore Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit

BHFTI-13

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-14

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, real estate investment trusts (“REITs”), distribution redesignations and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $9,751,715. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $80,034,223. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

BHFTI-15

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$127,562,932	$0	$183,492,500

BHFTI-16

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Adviserss receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$3,485,171	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio Victory Capital Management Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers for providing subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $200 million
0.080%	$200 million to $400 million
0.110%	$400 million to $500 million
0.085%	over $500 million

An identical agreement was in place for the period December 18, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B and Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plan are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-17

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$1,209,338,058

Gross unrealized appreciation	77,010,497
Gross unrealized depreciation	(51,345,155)

Net unrealized appreciation (depreciation)	$25,665,342

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$10,819,436	$7,678,960	$—	$51,500,658	$10,819,436	$59,179,618

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$15,630,981	$176,318,077	$30,360,130	$—	$222,309,188

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2017, the Portfolio utilized capital loss carryforwards of $20,494,013.

As of December 31, 2017, the Portfolio had no post-enactment accumulated capital losses and no pre-enactment accumulated capital loss carryforwards.

BHFTI-18

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2018, the Class A and B shares of the Wells Capital Management Mid Cap Value Portfolio returned -2.16% and -2.29%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned -0.16%.

MARKET ENVIRONMENT / CONDITIONS

For the first half of 2018 volatility returned to the markets as interest rate expectations, inflation concerns, and de-risking from systematic strategies pressured stocks. Additionally, the Trump administration’s hawkish trade actions, rising input costs, Organization of the Petroleum Exporting Countries (“OPEC”) supply increases, and a strengthening U.S. dollar further added to investor uncertainty. We were encouraged to see a pickup in capital deployment activity as company management teams grew more comfortable with the increased certainty surrounding tax policy and regulatory constraints. Further, the U.S. equity markets benefited from continued strength in corporate earnings growth; however, skeptics are now questioning if that growth has peaked. Within this environment, equity investors showed a strong preference for companies with a more robust growth profile versus their more value-oriented peers. The Russell Midcap Value Index finished the period relatively flat, posting a return of -0.16%. The market’s penchant for cyclical growth and earnings momentum continued to propel the Information Technology sector higher. Energy stocks benefited from higher oil prices and strong economic demand. The Industrials sector was the worst-performing sector with a -7.7% return due to the rising input costs and potential trade concerns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Over the past 18 months, there has been a significant tailwind for momentum-based strategies, which does not align well with our approach. As a result, the Portfolio underperformed the Russell Midcap Value Index over the trailing six-month period. Our disciplined reward-to-risk valuation process often dictates that we sell into strength as valuations become less compelling and reinvest into stocks that offer a more attractive reward-to-risk opportunity. This preference for momentum investing has presented a general market disdain for stocks that are going through current controversies such as management changes, strategic direction changes, pricing resets, cycle pressures, regulatory uncertainty, etc. We do not shy away from these conflicts if we believe that the issue is temporary in nature and ultimately fixable over a three-year time horizon, especially if that conflict is presenting a unique reward-to-risk valuation opportunity. These types of situations can create periods of short-term underperformance, but we steadfastly believe we will be rewarded for our disciplined process and patience in the long run.

For the trailing six-month period ending June 30, 2018, stock selection was the largest driver for the Portfolio’s relative underperformance. Our stock selection and positioning in Materials and Consumer Staples as well as the combined overweight and selection within Industrials were the largest detractors from relative performance. On the positive side, stock selection within Consumer Discretionary and Health Care contributed to relative performance.

Security selection in the Materials sector detracted from performance. Within the sector, International Flavors & Fragrances, Inc. (“IFF”) was among the primary detractors. IFF is one of the world’s largest providers of flavors and fragrances for many of the products used and consumed by people globally every day. IFF is one of the big four Flavors & Fragrances (“F&F”) players and benefits from economies of scale and strong customer relationships. We were provided with an opportunity to buy this name when there were concerns about consumer packaged goods growth in the U.S. and the impact that would have on the F&F industry. While these concerns have since subsided somewhat, the stock was a detractor in the period after it announced it would be acquiring another F&F player, Frutarom. Investors believe the multiple being paid is a little rich and there have been some concerns about ease of integration. We continued to hold the name because, qualitatively, we like the acquisition and have confidence IFF will be able to execute it smoothly. However, we remained mindful of the position size to reflect the heightened execution and balance sheet risk.

Within the Consumer Staples sector, Spectrum Brands Holdings, Inc. (“SPB”), a diversified consumer staples business that owns leading brands in batteries, appliances, auto care, pets, home and garden, and home improvement, was the largest detractor to performance. We initiated a position in SPB during the period as the stock sold off on concerns related to slowing revenue growth, debt levels, and the possibility of proposed asset sales falling through. Unfortunately, the first quarter was extremely disappointing as the company faced poor weather in its home and garden business as well as much higher costs related to the consolidation of some distribution facilities. The poor execution led to the removal of the CEO who was replaced by the chairman. SPB has had a strong history of intelligent capital allocation and is in the process of divesting its battery and appliance businesses. This will likely bring in over $3 billion in cash between the two divestitures. Additionally, SPB has announced a merger with HRG Group, effectively removing it as the sole largest shareholder and allowing SPB to assume a valuable net operating loss from HRG, which will help offset the taxes on the divestitures. Although we were disappointed with the execution issues, we see a compelling return-to-risk valuation and an attractive opportunity going forward and continued to hold at period end.

The Industrials sector has faced significant pressure thus far in 2018 due to many macro-driven headwinds around the world. As a result, performance of the Portfolio was hindered by its overweight to this challenged sector along with weak relative stock selection. Within the sector, Acuity Brands, Inc. (“AYI”), the leading supplier of luminaires and control systems in North America, detracted from relative performance. We are attracted to AYI’s robust balance sheet; strong brands; and leading-edge technological differentiation, which has garnered continual market share gains over time. Additionally, AYI is

BHFTI-1

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

a pioneer in the high-value/high-margin internet of things smart lighting solutions with its Atrius branded system. The stock has underperformed as a few lower-price competitors have entered the market and caused pricing pressure in the low-value-add product categories. This pressure has been felt by AYI in the form of eroding gross margins as it introduced lesser-featured products to combat those entrants. Despite these issues, we believe the company’s substantial research and development investments will lead to an inflection in profits as its higher-margin products gain traction. The company also is able to use its robust balance sheet to buy back 17% of its outstanding shares over the next 12 months and continue to fund further growth initiatives in the future.

Security selection in the Consumer Discretionary sector was a positive contributor to performance. Within the sector, department store operator Kohl’s Corp. was the largest contributor. During the period Kohl’s reported strong quarterly results and the momentum appeared to be continuing. Near-term traffic trends have stabilized and the company-specific initiatives continue to support long-term opportunities. We expect improved inventory management, speed and localization initiatives, and square-footage optimization projects to drive both top line and margin improvement. The company maintains a strong balance sheet, generates significant free cash flow, and is committed to returning cash to shareholders through both dividends and share repurchases. While we continued to see long-term value in Kohl’s, we have adjusted position sizing to reflect the current reward-to-risk valuation.

Within the Health Care sector, Humana, Inc. added the most value in the period. Humana is a health care insurance company focused on Medicare Advantage (“MA”). We find the MA space to be among the most attractive given the aging population and underpenetrated market today. Humana has allocated capital in multiple ways to drive a lower cost structure, which allows for competitive pricing and improved market share. In addition, it recently partnered on an acquisition of Kindred Healthcare to expand its home health services. We believe home health should be the beneficiary from a concerted effort to lower the overall cost of health care and Humana is now among the best-positioned medical insurance companies to assist its client base in achieving lower costs. Humana’s successful balance sheet use has led to a strong and unique competitive position that has made it attractive to potential acquirers during our multiyear investment horizon.

As of June 30, 2018, the Portfolio was highly diversified across sectors and industries, with the goal being to own companies that present to us the best opportunity to deliver alpha over the next 3 to 5 years, while at the same time ensuring relative protection of capital in times of market stress. At period-end, the Portfolio’s largest overweights were in the Industrial and Materials sectors. Within Industrials, the Portfolio owns an eclectic group of names that we believe to possess strong competitive advantages, sustainable free cash flow and flexible balance sheets. In Materials, the overweight is primarily due to opportunities we have found in the containers and packaging industry as well as the specialty chemical industry. The Portfolio’s largest underweights were in the Real Estate and Consumer Discretionary sectors. The Portfolio’s underweight to both sectors was driven by our bottom-up reward-to-risk analysis and the lack of compelling opportunities within those sectors.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Wells Capital Management, LLC.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2018

	6 Month	1 Year	5 Year	10 Year
Wells Capital Management Mid Cap Value Portfolio
Class A	-2.16	5.12	8.00	7.53
Class B	-2.29	4.83	7.73	7.26
Russell Midcap Value Index	-0.16	7.60	11.27	10.07

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2018

Top Holdings

% of Net Assets
Jacobs Engineering Group, Inc.	2.8
Ameren Corp.	2.6
Brown & Brown, Inc.	2.6
Molson Coors Brewing Co. - Class B	2.6
Fidelity National Information Services, Inc.	2.6
Sealed Air Corp.	2.5
Kansas City Southern	2.5
Loews Corp.	2.3
American Electric Power Co., Inc.	2.3
American Water Works Co., Inc.	2.2

Top Sectors

% of Net Assets
Financials	18.9
Industrials	16.2
Information Technology	10.0
Energy	9.0
Materials	8.6
Health Care	8.6
Utilities	7.9
Real Estate	6.3
Consumer Discretionary	6.2
Consumer Staples	4.8

BHFTI-3

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2018 through June 30, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Wells Capital Management Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period** January 1, 2018 to June 30, 2018
Class A (a)	Actual	0.71%	$1,000.00	$978.40	$3.48
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

Class B (a)	Actual	0.96%	$1,000.00	$977.10	$4.71
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.3%
Arconic, Inc.	127,890	$2,175,409
Harris Corp.	65,620	9,484,715

		11,660,124

Auto Components—0.9%
Aptiv plc	48,841	4,475,301

Banks—5.9%
Fifth Third Bancorp	247,961	7,116,481
PacWest Bancorp (a)	182,532	9,020,731
Regions Financial Corp.	474,020	8,428,076
Zions Bancorp (a)	113,421	5,976,152

		30,541,440

Beverages—2.6%
Molson Coors Brewing Co. - Class B	193,753	13,182,954

Building Products—1.2%
Owens Corning	97,237	6,161,909

Capital Markets—2.0%
Northern Trust Corp.	101,486	10,441,895

Chemicals—3.1%
International Flavors & Fragrances, Inc. (a)	55,897	6,928,992
PPG Industries, Inc.	89,342	9,267,446

		16,196,438

Commercial Services & Supplies—3.6%
Republic Services, Inc.	167,332	11,438,816
Stericycle, Inc. (a) (b)	109,770	7,166,883

		18,605,699

Construction & Engineering—2.8%
Jacobs Engineering Group, Inc. (a)	227,136	14,420,865

Containers & Packaging—5.5%
International Paper Co.	166,701	8,681,788
Packaging Corp. of America	58,264	6,513,333
Sealed Air Corp. (a)	309,185	13,124,903

		28,320,024

Electric Utilities—3.1%
American Electric Power Co., Inc.	171,212	11,856,431
PG&E Corp.	91,666	3,901,305

		15,757,736

Electrical Equipment—0.8%
Acuity Brands, Inc. (a)	37,400	4,333,538

Energy Equipment & Services—3.5%
C&J Energy Services, Inc. (a) (b)	175,430	4,140,148
National Oilwell Varco, Inc. (a)	156,899	6,809,417

Energy Equipment & Services—(Continued)
Patterson-UTI Energy, Inc. (a)	393,393	7,081,074

		18,030,639

Equity Real Estate Investment Trusts—4.4%
American Campus Communities, Inc.	195,908	8,400,535
Invitation Homes, Inc.	334,948	7,723,901
Mid-America Apartment Communities, Inc.	65,784	6,622,475

		22,746,911

Health Care Equipment & Supplies—3.8%
STERIS plc (a)	58,976	6,193,070
Varian Medical Systems, Inc. (a) (b)	46,810	5,323,233
Zimmer Biomet Holdings, Inc.	73,864	8,231,404

		19,747,707

Health Care Providers & Services—3.1%
AmerisourceBergen Corp.	44,012	3,752,903
Humana, Inc.	27,298	8,124,704
Universal Health Services, Inc. - Class B	38,064	4,241,852

		16,119,459

Hotels, Restaurants & Leisure—1.3%
Wendy’s Co. (The) (a)	375,917	6,458,254

Household Durables—1.9%
Mohawk Industries, Inc. (b)	42,899	9,191,969
Whirlpool Corp.	2,978	435,473

		9,627,442

Household Products—2.2%
Church & Dwight Co., Inc. (a)	77,606	4,125,535
Spectrum Brands Holdings, Inc. (a)	90,105	7,354,370

		11,479,905

Industrial Conglomerates—1.1%
Carlisle Cos., Inc. (a)	52,156	5,649,016

Insurance—10.9%
Allstate Corp. (The)	81,852	7,470,632
Arch Capital Group, Ltd. (b)	306,155	8,100,861
Brown & Brown, Inc.	481,906	13,363,253
FNF Group	206,080	7,752,730
Loews Corp.	251,187	12,127,308
Willis Towers Watson plc	51,061	7,740,848

		56,555,632

IT Services—6.7%
Amdocs, Ltd.	149,820	9,916,586
Euronet Worldwide, Inc. (a) (b)	76,907	6,442,499
Fidelity National Information Services, Inc.	124,265	13,175,818
Leidos Holdings, Inc.	90,308	5,328,172

		34,863,075

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Common Stocks—96.5% of Net Assets—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—1.6%
Charles River Laboratories International, Inc. (a) (b)	63,991	$7,183,629
Waters Corp. (b)	6,713	1,299,570

		8,483,199

Machinery—1.2%
Deere & Co.	24,107	3,370,159
Middleby Corp. (The) (a) (b)	25,399	2,652,163

		6,022,322

Media—0.5%
Interpublic Group of Cos., Inc. (The)	117,635	2,757,364

Multi-Utilities—2.6%
Ameren Corp.	222,614	13,546,062

Multiline Retail—1.7%
Kohl’s Corp. (a)	118,532	8,640,983

Oil, Gas & Consumable Fuels—5.5%
Anadarko Petroleum Corp.	133,682	9,792,206
Cimarex Energy Co. (a)	101,744	10,351,435
Hess Corp.	122,216	8,175,028

		28,318,669

Real Estate Management & Development—1.9%
CBRE Group, Inc. - Class A (b)	204,176	9,747,362

Road & Rail—3.3%
Kansas City Southern (a)	121,201	12,842,458
Ryder System, Inc. (a)	59,348	4,264,747

		17,107,205

Semiconductors & Semiconductor Equipment—0.6%
Analog Devices, Inc.	31,475	3,019,082

Software—1.0%
Check Point Software Technologies, Ltd. (b)	54,247	5,298,847

Technology Hardware, Storage & Peripherals—1.7%
NCR Corp. (a)(b)	290,041	8,695,429

Water Utilities—2.2%
American Water Works Co., Inc.	135,907	11,603,740

Total Common Stocks (Cost $480,651,064)		498,616,227

Short-Term Investment—3.6%
Security Description	Principal Amount*	Value

Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/29/18 at 0.800%, due on 07/02/18 with a maturity value of $18,525,077; collateralized by U.S. Treasury Note at 2.000%, maturing 10/31/22, with a market value of $18,897,615.	18,523,843	$18,523,843

Total Short-Term Investments (Cost $18,523,843)		18,523,843

Securities Lending Reinvestments (c)—21.0%

Certificates of Deposit—9.3%
Banco Del Estado De Chile New York 2.455%, 3M LIBOR + 0.100%, 11/14/18 (d)	2,500,000	2,500,135
Bank of Montreal (Chicago) 2.383%, 3M LIBOR + 0.030%, 11/06/18 (d)	1,000,000	999,942
Barclays Bank plc 2.430%, 08/01/18	2,000,000	2,000,594
Canadian Imperial Bank of Commerce 2.473%, 3M LIBOR + 0.120%, 01/14/19 (d)	1,500,000	1,500,562
Chiba Bank, Ltd., New York 2.240%, 07/18/18	2,000,000	1,999,906
Commonwealth Bank of Australia 2.502%, 3M LIBOR + 0.140%, 04/23/19 (d)	1,000,000	999,849
Cooperative Rabobank UA 2.488%, 3M LIBOR + 0.140%, 10/16/18 (d)	1,250,000	1,250,973
2.525%, 3M LIBOR + 0.200%, 04/05/19 (d)	2,000,000	2,000,754
Credit Industriel et Commercial (NY) Zero Coupon, 07/24/18	1,987,990	1,997,200
Credit Suisse AG New York 2.460%, FEDEFF PRV + 0.550%, 09/07/18 (d)	3,500,000	3,500,000
Industrial & Commercial Bank of China, Ltd. 2.450%, 08/15/18	2,000,000	1,999,918
KBC Bank NV 2.280%, 08/15/18	3,000,000	3,000,330
Natixis New York 2.427%, 1M LIBOR + 0.370%, 02/14/19 (d)	3,000,000	3,001,269
2.548%, 3M LIBOR + 0.190%, 02/01/19 (d)	500,000	500,124
Norinchukin Bank New York 2.301%, 1M LIBOR + 0.300%, 09/04/18 (d)	2,000,000	1,999,502
Royal Bank of Canada New York 2.296%, 1M LIBOR + 0.250%, 01/11/19 (d)	2,000,000	1,999,980
2.525%, 1M LIBOR + 0.440%, 09/17/18 (d)	2,000,000	2,001,602
Societe Generale 2.256%, 1M LIBOR + 0.210%, 07/10/18 (d)	1,000,000	999,983
Standard Chartered plc 2.250%, 08/21/18	1,000,000	1,000,153
2.384%, 1M LIBOR + 0.300%, 08/22/18 (d)	1,500,000	1,500,036
Sumitomo Mitsui Banking Corp., New York 2.235%, 1M LIBOR + 0.230%, 09/05/18 (d)	1,000,000	1,000,030
2.316%, 1M LIBOR + 0.270%, 09/10/18 (d)	2,500,000	2,500,220
Sumitomo Mitsui Trust Bank, Ltd. 2.445%, 3M LIBOR + 0.090%, 10/18/18 (d)	2,001,565	2,000,070
2.447%, 3M LIBOR + 0.110%, 10/11/18 (d)	2,000,000	2,000,218

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Svenska Handelsbanken AB 2.459%, 3M LIBOR + 0.100%, 04/30/19 (d)	1,000,000	$1,000,012
Wells Fargo Bank N.A. 2.467%, 3M LIBOR + 0.130%, 07/11/18 (d)	1,000,000	1,000,023
Westpac Banking Corp. 2.360%, FEDEFF PRV + 0.450%, 02/15/19 (d)	1,500,000	1,499,901

		47,753,286

Commercial Paper—3.2%
Bank of China, Ltd. 2.500%, 07/23/18	993,681	998,743
Canadian Imperial Bank of Commerce 2.485%, 1M LIBOR + 0.400%, 09/17/18 (d)	1,000,000	1,000,439
ING Funding LLC 2.350%, 1M LIBOR + 0.320%, 02/08/19 (d)	3,000,000	3,000,876
Macquarie Bank, Ltd. 2.280%, 09/04/18	2,982,520	2,987,802
Sheffield Receivables Co. 2.490%, 11/26/18	2,467,319	2,474,082
Starbird Funding Corp. 2.300%, 08/10/18	1,988,756	1,995,010
Toyota Motor Credit Corp. 2.310%, 09/18/18	1,984,857	1,989,844
UBS AG 2.431%, 1M LIBOR + 0.430%, 02/01/19 (d)	2,000,000	1,999,616

		16,446,412

Repurchase Agreements—6.0%
Citigroup Global Markets, Inc. Repurchase Agreement dated 05/03/18 at 2.180%, due on 07/06/18 with a maturity value of $3,011,627; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 8.750%, maturity dates ranging from 05/15/20 - 08/15/45, and various Common Stock with an aggregate market value of $3,162,863.	3,000,000	3,000,000
Deutsche Bank AG, London Repurchase Agreement dated 01/09/18 at 2.300%, due on 07/02/18 with a maturity value of $505,558; collateralized by various Common Stock with an aggregate market value of $558,104.	500,000	500,000
Repurchase Agreement dated 09/12/17 at 2.440%, due on 08/06/18 with a maturity value of $1,022,231; collateralized by various Common Stock with an aggregate market value of $1,116,209.	1,000,000	1,000,000
ING Bank NV Repurchase Agreement dated 05/21/18 at 2.190%, due on 07/02/18 with a maturity value of $601,533; collateralized by various Common Stock with an aggregate market value of $667,317.	600,000	600,000
Macquarie Bank, Ltd., London Repurchase Agreement dated 06/29/18 at 2.000%, due on 07/02/18 with a maturity value of $3,229,987; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 2.875%, maturity dates ranging from 07/19/18 - 02/15/46, and an aggregate market value of $3,295,539.	3,229,448	3,229,448

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 10/26/16 at 2.460%, due on 10/01/18 with a maturity value of $1,257,810; collateralized by various Common Stock with an aggregate market value of $1,320,000.	1,200,000	1,200,000
Repurchase Agreement dated 08/01/17 at 2.460%, due on 10/01/18 with a maturity value of $2,572,775; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	2,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 03/16/18 at 2.080%, due on 07/02/18 with a maturity value of $1,509,360; collateralized by various Common Stock with an aggregate market value of $1,669,337.	1,500,000	1,500,000
Repurchase Agreement dated 11/30/17 at 2.080%, due on 07/02/18 with a maturity value of $1,518,547; collateralized by various Common Stock with an aggregate market value of $1,669,337.	1,500,000	1,500,000
Repurchase Agreement dated 04/23/18 at 2.110%, due on 07/06/18 with a maturity value of $3,013,012; collateralized by various Common Stock with an aggregate market value of $3,338,674.	3,000,000	3,000,000
Repurchase Agreement dated 03/16/18 at 2.110%, due on 07/06/18 with a maturity value of $1,006,564; collateralized by various Common Stock with an aggregate market value of $1,112,891.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 03/08/18 at 2.050%, due on 07/02/18 with a maturity value of $1,912,551; collateralized by various Common Stock with an aggregate market value of $2,114,419.	1,900,000	1,900,000
Repurchase Agreement dated 03/16/18 at 2.050%, due on 07/02/18 with a maturity value of $1,408,610; collateralized by various Common Stock with an aggregate market value of $1,557,993.	1,400,000	1,400,000
Repurchase Agreement dated 03/21/18 at 2.050%, due on 07/02/18 with a maturity value of $2,112,317; collateralized by various Common Stock with an aggregate market value of $2,336,989.	2,100,000	2,100,000
Repurchase Agreement dated 03/28/18 at 2.050%, due on 07/02/18 with a maturity value of $1,106,013; collateralized by various Common Stock with an aggregate market value of $1,224,137.	1,100,000	1,100,000
Repurchase Agreement dated 04/18/18 at 2.080%, due on 07/06/18 with a maturity value of $2,511,411; collateralized by various Common Stock with an aggregate market value of $2,782,130.	2,500,000	2,500,000
Repurchase Agreement dated 05/10/18 at 2.080%, due on 07/06/18 with a maturity value of $3,009,880; collateralized by various Common Stock with an aggregate market value of $3,338,556.	3,000,000	3,000,000

		31,029,448

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2018 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—2.5%
Australia New Zealand Bank 1.900%, 07/02/18	4,000,000	$4,000,000
Credit Industriel et Commercial (NY) 1.950%, 07/02/18	1,000,000	1,000,000
DNB Bank ASA 1.870%, 07/02/18	1,000,000	1,000,000
DZ Bank AG 1.890%, 07/02/18	1,000,000	1,000,000
Nordea Bank New York 1.880%, 07/02/18	1,000,000	1,000,000
Santander UK Group Holdings plc 1.900%, 07/02/18	1,000,000	1,000,000
Svenska Handelsbanken AB 1.870%, 07/02/18	1,000,000	1,000,000
1.870%, 07/02/18	2,000,000	2,000,000
1.870%, 07/02/18	1,000,000	1,000,000

		13,000,000

Total Securities Lending Reinvestments (Cost $108,222,809)		108,229,146

Total Investments—121.1% (Cost $607,397,716)		625,369,216
Other assets and liabilities (net)—(21.1)%		(108,850,929)

Net Assets—100.0%		$516,518,287

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2018, the market value of securities loaned was $105,623,615 and the collateral received consisted of cash in the amount of $108,186,135. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$498,616,227	$—	$—	$498,616,227
Total Short-Term Investment*	—	18,523,843	—	18,523,843
Total Securities Lending Reinvestments*	—	108,229,146	—	108,229,146
Total Investments	$498,616,227	$126,752,989	$—	$625,369,216

Collateral for Securities Loaned (Liability)	$—	$(108,186,135)	$—	$(108,186,135)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2018 (Unaudited)

Assets
Investments at value (a) (b)	$625,369,216
Receivable for:
Investments sold	182,810
Dividends and interest	431,695

Total Assets	625,983,721
Liabilities
Collateral for securities loaned	108,186,135
Payables for:
Investments purchased	679,826
Fund shares redeemed	61,033
Accrued Expenses:
Management fees	279,982
Distribution and service fees	32,533
Deferred trustees’ fees	125,634
Other expenses	100,291

Total Liabilities	109,465,434

Net Assets	$516,518,287

Net Assets Consist of:
Paid in surplus	$485,089,780
Undistributed net investment income	2,054,242
Accumulated net realized gain	11,402,765
Unrealized appreciation on investments	17,971,500

Net Assets	$516,518,287

Net Assets
Class A	$359,915,225
Class B	156,603,062
Capital Shares Outstanding*
Class A	32,118,403
Class B	13,994,274
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.21
Class B	11.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $607,397,716.
(b)	Includes securities loaned at value of $105,623,615.

Statement of Operations

Six Months Ended June 30, 2018 (Unaudited)

Investment Income
Dividends	$4,073,593
Interest	32,239
Securities lending income	141,114

Total investment income	4,246,946
Expenses
Management fees	1,896,922
Administration fees	8,430
Custodian and accounting fees	34,212
Distribution and service fees—Class B	202,927
Audit and tax services	21,788
Legal	25,564
Trustees’ fees and expenses	20,710
Shareholder reporting	18,389
Insurance	1,648
Miscellaneous	8,243

Total expenses	2,238,833
Less management fee waiver	(170,963)
Less broker commission recapture	(23,066)

Net expenses	2,044,804

Net Investment Income	2,202,142

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	12,298,558

Net change in unrealized depreciation on investments	(26,370,443)

Net realized and unrealized loss	(14,071,885)

Net Decrease in Net Assets From Operations	$(11,869,743)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$2,202,142	$6,702,816
Net realized gain	12,298,558	51,937,850
Net change in unrealized depreciation	(26,370,443)	(2,521,160)

Increase (decrease) in net assets from operations	(11,869,743)	56,119,506

From Distributions to Shareholders
Net investment income
Class A	(4,469,710)	(4,695,368)
Class B	(1,531,959)	(1,824,934)
Net realized capital gains
Class A	(31,113,822)	0
Class B	(13,685,498)	0

Total distributions	(50,800,989)	(6,520,302)

Increase (decrease) in net assets from capital share transactions	29,170,481	(34,060,959)

Total increase (decrease) in net assets	(33,500,251)	15,538,245

Net Assets
Beginning of period	550,018,538	534,480,293

End of period	$516,518,287	$550,018,538

Undistributed net investment income
End of period	$2,054,242	$5,853,769

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	15,757	$196,957	39,560	$469,448
Reinvestments	3,146,201	35,583,532	396,903	4,695,368
Redemptions	(790,242)	(9,894,120)	(1,619,513)	(19,563,249)

Net increase (decrease)	2,371,716	$25,886,369	(1,183,050)	$(14,398,433)

Class B
Sales	183,975	$2,285,846	620,238	$7,413,922
Reinvestments	1,346,678	15,217,457	154,524	1,824,934
Redemptions	(1,142,982)	(14,219,191)	(2,411,810)	(28,901,382)

Net increase (decrease)	387,671	$3,284,112	(1,637,048)	$(19,662,526)

Increase (decrease) derived from capital shares transactions		$29,170,481		$(34,060,959)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.70		$11.59	$11.19	$16.34	$17.76	$14.05

Income (Loss) from Investment Operations
Net investment income (a)	0.06		0.16	0.14 (b)	0.07	0.16	0.15
Net realized and unrealized gain (loss) on investments	(0.33)		1.11	1.28	(1.06)	1.84	4.32

Total from investment operations	(0.27)		1.27	1.42	(0.99)	2.00	4.47

Less Distributions
Distributions from net investment income	(0.15)		(0.16)	(0.13)	(0.15)	(0.15)	(0.18)
Distributions from net realized capital gains	(1.07)		0.00	(0.89)	(4.01)	(3.27)	(0.58)

Total distributions	(1.22)		(0.16)	(1.02)	(4.16)	(3.42)	(0.76)

Net Asset Value, End of Period	$11.21		$12.70	$11.59	$11.19	$16.34	$17.76

Total Return (%) (c)	(2.16	)(d)	11.03	13.60	(8.95)	13.57	32.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(e)	0.77	0.76	0.75	0.75	0.74
Net ratio of expenses to average net assets (%) (f)	0.71	(e)	0.71	0.75	0.75	0.75	0.74
Ratio of net investment income to average net assets (%)	0.91	(e)	1.33	1.27 (b)	0.53	0.98	0.95
Portfolio turnover rate (%)	17	(d)	164	145	95	85	112
Net assets, end of period (in millions)	$359.9		$377.7	$358.4	$454.3	$525.1	$840.2

	Class B
	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31,
			2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.66		$11.55	$11.16	$16.29	$17.72	$14.02

Income (Loss) from Investment Operations
Net investment income (a)	0.04		0.13	0.11 (b)	0.04	0.11	0.11
Net realized and unrealized gain (loss) on investments	(0.32)		1.11	1.27	(1.06)	1.83	4.31

Total from investment operations	(0.28)		1.24	1.38	(1.02)	1.94	4.42

Less Distributions
Distributions from net investment income	(0.12)		(0.13)	(0.10)	(0.10)	(0.10)	(0.14)
Distributions from net realized capital gains	(1.07)		0.00	(0.89)	(4.01)	(3.27)	(0.58)

Total distributions	(1.19)		(0.13)	(0.99)	(4.11)	(3.37)	(0.72)

Net Asset Value, End of Period	$11.19		$12.66	$11.55	$11.16	$16.29	$17.72

Total Return (%) (c)	(2.29	)(d)	10.79	13.18	(9.12)	13.23	32.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	(e)	1.02	1.01	1.00	1.00	0.99
Net ratio of expenses to average net assets (%) (f)	0.96	(e)	0.96	1.00	1.00	1.00	0.99
Ratio of net investment income to average net assets (%)	0.66	(e)	1.08	1.00 (b)	0.28	0.69	0.70
Portfolio turnover rate (%)	17	(d)	164	145	95	85	112
Net assets, end of period (in millions)	$156.6		$172.3	$176.1	$177.8	$223.6	$215.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018 (Unaudited)

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Wells Capital Management Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, distribution re-designations, adjustments to prior period accumulated balances and real estate investment trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of June 30, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to

BHFTI-13

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At June 30, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $18,523,843. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $31,029,448. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the

BHFTI-14

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$89,750,164	$0	$116,575,254

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2018	% per annum	Average Daily Net Assets
$1,896,922	0.750%	First $200 million
	0.700%	Over $200 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wells Capital Management Incorporated (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $50 million
0.075%	On the next $50 million
0.100%	On the next $100 million
0.050%	On the next $300 million
0.100%	On amounts over $500 million

An identical agreement was in place for the period June 1, 2017 to April 30, 2018. Amounts waived for the six months ended June 30, 2018 are shown as management fee waivers in the Statement of Operations.

BHFTI-15

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution Agreement and Plan - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) in which Brighthouse Securities, LLC serves as the distributor for the Portfolio’s Class A and Class B Shares. Brighthouse Securities, LLC is an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the six months ended June 30, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2018 was as follows:

Cost basis of investments	$607,903,561

Gross unrealized appreciation	43,686,480
Gross unrealized depreciation	(26,220,825)

Net unrealized appreciation (depreciation)	$17,465,655

The tax character of distributions paid for the years ended December 31, 2017 and 2016 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2017	2016	2017	2016	2017	2016
$6,520,302	$21,448,269	$—	$23,862,467	$6,520,302	$45,310,736

As of December 31, 2017, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$24,102,947	$26,290,066	$43,836,099	$—	$94,229,112

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained

BHFTI-16

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2018—(Continued)

as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2017, the Portfolio utilized capital loss carryforwards of $6,393,235.

As of December 31, 2017, the Portfolio had no accumulated capital losses.

BHFTI-17

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)        Not applicable.

(b)        Not applicable.

Item 13. Exhibits

(a)(1)    Not applicable.

(a)(2)    The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)        The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST I

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 6, 2018

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	September 6, 2018